UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Highland Transcend Partners I Corp.

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PROXY STATEMENT/PROSPECTUS FOR EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS OF HIGHLAND TRANSCEND PARTNERS I CORP.
PROXY STATEMENT/PROSPECTUS FOR 24,629,708 SHARES OF CLASS A COMMON STOCK AND 15,333,333 WARRANTS TO PURCHASE SHARES OF CLASS A COMMON STOCK, IN EACH CASE OF HIGHLAND TRANSCEND PARTNERS I CORP. AFTER ITS DOMESTICATION AS A CORPORATION INCORPORATED IN THE STATE OF DELAWARE, WHICH WILL BE RENAMED “PACKABLE COMMERCE, INC.” IN CONNECTION WITH THE BUSINESS COMBINATION.
The board of directors of Highland Transcend Partners I Corp., a Cayman Islands exempted company (“Highland Transcend,” “we,” “our” or “us”), has approved the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the “merger agreement”), by and among Highland Transcend, Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub II”), Picasso Merger Sub IV, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of HTP (“Blocker Merger Sub III” and together with Blocker Merger Sub I and Blocker Merger Sub II, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Highland Transcend (“Company Merger Sub”, and together with Highland Transcend and the Blocker Merger Subs, the “Highland Transcend Parties”), GPI Capital Gemini HoldCo LP, a Delaware limited partnership (“GPI Blocker Owner”), GPI Capital Gemini LLC, a Delaware limited liability company (“GPI Blocker” and, together with GPI Blocker Owner, the “GPI Parties”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker and the GPI Blocker, the “Blockers” and the Blockers, together with Pacer Holdings and GPI Blocker Owner, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company formerly known as Entourage Commerce, LLC (“Packable”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equity holders (the “Holder Representative”), pursuant to which, at least one day after the domestication (as defined below) (i) simultaneously, (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (such mergers described in clauses (A) through (C), the “Blocker Mergers”), (ii) after the Blocker Mergers, simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger (such mergers described in clauses (A) through (C), the “New Packable Mergers”), and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend (the “Company Merger”), in each case, on the terms and subject to the conditions set forth therein (the transactions contemplated by the merger agreement, the “business combination”).
As described in this proxy statement/prospectus, Highland Transcend’s shareholders are being asked to consider and vote upon (among other things) the business combination and the change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware (the “domestication” and Highland Transcend post-domestication, “New Packable”). Assuming the domestication proposal is approved, the domestication is expected to be effectuated at least one day prior to, but conditioned upon, the closing of the business combination (the “closing”). The continuing entity following the domestication will be named “Packable Commerce, Inc.”
The aggregate merger consideration (the “merger consideration”) received by holders of the limited liability company interests of Packable (each, a “Packable equity holder”), the holders of the equity in the Blockers (each, a “Blocker equity holder”) and holders of vested awards under Packable’s existing incentive plan at the closing of the business combination (the “closing”) pursuant to the merger agreement will have a value of $1,346,000,000 plus the aggregate exercise price in respect of vested awards and, under circumstances specified in the merger agreement, certain unvested awards, in each case, under Packable’s existing incentive plan and will be paid in equity consideration, without considering certain earnout interests to be issued to Earnout Participants at the closing, reserved and unvested awards (other than those mentioned above) under Packable’s existing incentive plan, and any payments under the tax receivable agreement to be entered into at the closing (as further described in this proxy statement/prospectus).
In addition to the merger consideration, the earnout consideration to be received by Earnout Participants will include 12,000,000 RCUs and/or RSRs (the “earnout consideration”), which will, when vested, automatically convert, in the case of RCUs, into post-merger Packable units and, in the case of RSRs, into Class B common stock, par value $0.001 per share, of New Packable (“Class B common stock”), or Class A common stock, par value $0.0001 per share, of New Packable (“Class A common stock”), as applicable, and which shall vest in four equal tranches upon the achievement of certain New Packable share price milestones. In connection with such earnout, (i) the Blocker equity holders will receive Class A RSRs, which will, when vested, convert automatically into shares of Class A common stock, (ii) the Packable equity holders will receive RCUs and Class B RSRs which will, when vested, convert automatically into post-merger Packable units and Class B common stock, respectively, and (iii) Earnout Optionholders will receive a number of Class A RSRs with respect to Converted Options (which provides such holder with a stock option to purchase Class A common stock) which will convert into either Class A common stock or Earnout RSUs (as further described in this proxy statement/prospectus).
Financing for the business combination and for related transaction expenses will consist of (i) $300,000,000 of proceeds from Highland Transcend’s initial public offering (the “IPO”) and certain related transactions on deposit in the trust account (plus interest income accrued thereon since the IPO), net of any redemptions of Highland Transcend’s Class A ordinary shares in connection with the shareholder votes to be held at the extraordinary general meeting of Highland Transcend shareholders to be held in connection with the business combination (the “general meeting”), (ii) $70,000,0000 of proceeds from the purchase by certain accredited investors, pursuant to subscription agreements entered into in connection with the entry into the merger agreement (the “subscription agreements”), of an aggregate of 7,000,000 shares of Class A common stock of New Packable for a purchase price of $10.00 per share of Class A common stock of New Packable in a private placement to close immediately prior to the closing, and (iii) $110,000,000 of proceeds from the issuance by Packable on September 9, 2021 of unsecured convertible promissory notes (“Convertible Notes”), the outstanding principal and accrued and unpaid interest on which will automatically convert at the closing of the business combination into Class A common stock of New Packable post-merger at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Packable equity holders, Blocker equity holders and holders of vested awards under Packable’s existing incentive plan, each as described more fully in this proxy statement/prospectus.
Upon the consummation of the domestication, each of Highland Transcend’s currently issued and outstanding Class A ordinary shares and Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares” or the “founder shares”) will automatically convert by operation of law, on a one-for-one basis, into shares of Class A common stock. Similarly, all of Highland Transcend’s outstanding warrants will become warrants to acquire shares of Class A common stock, and no other changes will be made to the terms of any outstanding warrants as a result of the domestication.
This proxy statement/prospectus covers (a) the following securities of New Packable to be issued in the domestication: (i) 30,000,000 shares of Class A common stock, representing our currently issued and outstanding public shares and (ii) 15,333,333 warrants to acquire shares of Class A common stock, representing our currently issued and outstanding public warrants and (b) 24,629,708 shares of Class A common stock estimated to be issued to the Blocker equity holders in connection with the business combination.
Following the business combination, we will have two classes of common stock, Class A common stock and Class B common stock. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to dividend rights, rights upon liquidation, dissolution and winding-up and preemptive rights. The holders of Class B common stock will not participate in any dividends of New Packable, will not be entitled to receive any assets of New Packable in any liquidation, dissolution or winding up, and do not have preemptive (other than in connection with certain issuances of common units under the amended operating agreement), subscription, redemption or conversion rights. Each share of Class A common stock and Class B common stock is entitled to one vote per share. Upon completion of the business combination, there will be approximately 80,842,943 shares of Class A common stock outstanding and approximately 108,086,466 shares of Class B common stock outstanding, based upon certain assumptions stated in this proxy statement/prospectus. See the section entitled “Summary Term Sheet” for more information.

Our units, Class A ordinary shares originally sold as part of the units, and warrants originally sold as part of the units are currently listed on The New York Stock Exchange (the “NYSE”) under the symbols “HTPA.U,” “HTPA” and “HTPA.WS,” respectively. The Class A ordinary shares and warrants comprising the units began separately trading on January 25, 2021. Upon the closing, we intend to apply to list our Class A common stock and warrants on the Nasdaq Global Select Market (“Nasdaq”) under the symbols “PKBL” and “PKBL.W” respectively. Our units will not be traded following the closing.
This business combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows certain current Packable equity holders to retain their equity ownership in Packable, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger Packable units and provides potential future tax benefits for both New Packable and the Packable equity holders who ultimately exchange their pass-through interests for shares of Class A common stock. New Packable will be a holding company, and immediately after the consummation of the business combination, its principal asset will be its ownership interests in Packable. At the closing, New Packable will own approximately 42.8% of the economic interest in Packable, assuming no redemptions, and 33.9% of the economic interest in Packable, assuming maximum redemptions. In addition, New Packable will have the right to appoint, remove or replace the majority of the managers on the Packable board of managers, and such board of managers shall control Packable in accordance with the terms of the amended operating agreement. See the section entitled “Summary of the Proxy Statement/Prospectus — The Business Combination” for more information. We do not believe that the Up-C organizational structure will give rise to any significant business or strategic benefit or detriment (other than those set forth in the section entitled “Risk Factors — Risks Related to the Post-Merger Organizational Structure”). We will consolidate the financial results of Packable in our combined financial statements.

This proxy statement/prospectus provides you with detailed information about the business combination, domestication and other matters to be considered at the general meeting. We urge you to read the accompanying proxy statement/prospectus and the documents incorporated therein by reference carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page 69 of the proxy statement/prospectus.

Neither the Securities Exchange Commission nor any state securities commission has approved or disapproved of the transactions described in the accompanying proxy statement/prospectus, passed upon the merits or fairness of either of the merger agreement or the transactions contemplated thereby, or passed upon the adequacy or accuracy of the accompanying proxy statement/prospectus. Any representation to the contrary is a criminal offense.
This proxy statement/prospectus is dated February 14, 2022, and is first being mailed to Highland Transcend shareholders on or about February 14, 2022.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF HIGHLAND TRANSCEND PARTNERS I CORP.
To Be Held On March 29, 2022
To the Shareholders of Highland Transcend Partners I Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “general meeting”) of Highland Transcend Partners I Corp., a Cayman Islands exempted company (“Highland Transcend,” “we,” “our” or “us”), will be held on March 29, 2022, at 10:00 a.m. (local time), at the offices of Highland Transcend, located at 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140 for the following purposes:
1.
The Business Combination Proposal — To consider and vote upon a proposal to approve the transactions contemplated by the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the “merger agreement”), by and among Highland Transcend, Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub II”), Picasso Merger Sub IV, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub III” and together with Blocker Merger Sub I and Blocker Merger Sub II, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Highland Transcend (“Company Merger Sub”, and together with Highland Transcend and the Blocker Merger Subs, the “Highland Transcend Parties”), GPI Capital Gemini HoldCo LP, a Delaware limited partnership (“GPI Blocker Owner”), GPI Capital Gemini LLC, a Delaware limited liability company (“GPI Blocker” and, together with GPI Blocker Owner, the “GPI Parties”) Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker and the GPI Blocker, the “Blockers” and the Blockers, together with Pacer Holdings and GPI Blocker Owner, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company formerly known as Entourage Commerce, LLC (“Packable”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equity holders (the “Holder Representative”), pursuant to which, after the domestication, (i) simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (such mergers described in clause (A) through (C), the “Blocker Mergers”), (ii) after the Blocker Mergers, simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger (such mergers described in clause (A) through (C), the “New Packable Mergers”), and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend, on the terms and subject to the conditions set forth therein (the transactions contemplated by the merger agreement, the “business combination” and such proposal, the “Business Combination Proposal”). A copy of the merger agreement is attached to the accompanying proxy statement/prospectus as Annex A.

Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the transactions contemplated by the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the

“merger agreement”), by and among Highland Transcend, the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, PH, and Holder Representative, pursuant to which (i) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (iii) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (iv) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (v) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (vi) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger and (vii) Company Merger Sub will merge with and into PH, with PH surviving such merger as a wholly owned subsidiary of Highland Transcend, on the terms and subject to the conditions set forth therein be confirmed, ratified, adopted and approved in all respects.”
2.
The NYSE Proposal — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the NYSE, the issuance by New Packable (as defined below) of (i) 7,000,000 shares of Class A common stock, par value $0.0001 per share, (“Class A common stock”) to certain accredited investors, in each case in a private placement, the proceeds of which will be used to finance the business combination and related transactions and the costs and expenses incurred in connection therewith, (ii) 24,629,708 shares of Class A common stock, to the Blocker equity holders in the business combination, (iii) 108,086,466 shares of Class B common stock, par value $0.0001, per share, (“Class B common stock”), to the Packable equity holders in the business combination, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain of milestones pursuant to the earnout interests issued to the Earnout Participants and (v) 13,588,235 shares of Class A common stock issuable to the unsecured convertible note holders upon conversion of the unsecured convertible notes at the closing of the business combination (the “NYSE Proposal”).

Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that, for purposes of complying with applicable listing rules of the NYSE, the issuance by Highland Transcend of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock of the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to the Earnout Participants and (v) 13,588,235 shares of Class A common stock to unsecured convertible note holders upon conversion of unsecured convertible notes at the closing of the business combination be approved in all respects.”
3.
The Domestication Proposal — To consider and vote upon a proposal to approve by special resolution the change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware (the “domestication” and such proposal, the “Domestication Proposal”).

Full Text of the Resolution
“RESOLVED, as a special resolution that Highland Partners I Corp. be deregistered in the Cayman Islands pursuant to Article 47 of the amended and restated articles and memorandum of association of Highland Transcend (as amended) and be registered by way of continuation as a corporation in the State of Delaware.”
4.
The Organizational Documents Proposals — To consider and vote upon six separate proposals (collectively, the “Organizational Documents Proposals”) with respect to material differences between the existing amended and restated memorandum and articles of association of Highland

Transcend (the “existing organizational documents”) and the proposed new certificate of incorporation (the “proposed charter”) and bylaws (the “proposed bylaws,” and, together with the proposed charter, the “proposed organizational documents”) of Highland Transcend following its domestication as a Delaware corporation (the post-domestication entity, “New Packable”);
Full Text of the Resolution
“RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of Highland Transcend Partners I Corp. (“Highland Transcend”) currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation and proposed new bylaws of Highland Transcend (following its domestication), substantially in the form attached to the proxy statement/prospectus as Annex B and Annex C, respectively, with such principal changes as described in Organizational Documents Proposals A-F.”
5.
The Director Election Proposal — For the holders of Class B ordinary shares, to consider and vote upon a proposal to elect Victoria Dolan, Ian Friedman, Daniel Myers, Karen (Sunny) Davis Nastase, Dan Nova, Arjun Purkayastha, Jay Sammons, Gail Tifford and Andrew Vagenas, in each case, to serve as directors until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

Full Text of the Resolution
“RESOLVED, as an ordinary resolution of the holders of the Class B ordinary shares of Highland Transcend Partners I Corp. (“Highland Transcend”), that the persons named below be elected to serve as Class I, Class II and Class III directors to serve staggered terms on the board of directors of Highland Transcend (following the domestication) until their respective successors are duly elected and qualified, or until their earlier death, disqualification, resignation or removal.”
Name of Director	Class of Director
Victoria Dolan	III
Ian Friedman	III
Daniel Myers	II
Karen (Sunny) Davis Nastase	II
Dan Nova	II
Arjun Purkayastha	I
Jay Sammons	III
Andrew Vagenas	I
Gail Tifford	I

6.
The Equity Incentive Plan Proposal — To consider and vote upon a proposal to approve the Packable Commerce, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan Proposal”);

Full Text of the Resolution
“RESOLVED, as an ordinary resolution that New Packable’s adoption of the Packable Commerce, Inc. 2022 Equity Incentive Plan and any form award agreements thereunder, be approved, ratified and confirmed in all respects”
7.
The Employee Stock Purchase Plan Proposal — To consider and vote upon a proposal to approve the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan Proposal”); and

Full Text of the Resolution
“RESOLVED, as an ordinary resolution that New Packable’s adoption of the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan and any form award agreements thereunder, be approved, ratified and confirmed in all respects”

8.
The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Director Election Proposal, the Equity Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Director Election Proposal, the Equity Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal, the “Transaction Proposals”).

Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that it is determined by Highland Transcend that more time is necessary or appropriate to approve one or more proposals at the General Meeting be approved and adopted in all respects.”
Each of the Transaction Proposals is more fully described in the accompanying proxy statement/prospectus, which we urge each Highland Transcend shareholder to review carefully.
Only holders of record of Highland Transcend’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) at the close of business on January 20, 2022 are entitled to notice of and to vote and have their votes counted at the general meeting and any adjournment of the general meeting.
We are providing the accompanying proxy statement/prospectus and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the general meeting and at any adjournment of the general meeting. Whether or not you plan to attend the general meeting, we urge you to read the accompanying proxy statement/prospectus (and any documents incorporated into the accompanying proxy statement/prospectus by reference) carefully. Please pay particular attention to the section entitled “Risk Factors.”
After careful consideration, Highland Transcend’s board of directors has determined that each of the Transaction Proposals is in the best interests of Highland Transcend and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the Transaction Proposals.
The existence of financial and personal interests of Highland Transcend’s directors may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is in the best interests of Highland Transcend and its shareholders and what he, she or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the Transaction Proposals. See the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” in the proxy statement/prospectus for a further discussion.
Pursuant to our existing organizational documents, we are providing the holders of our Class A ordinary shares issued in our IPO (such shares, the “public shares” and such holders, the “public shareholders”) with the opportunity to have their public shares redeemed at the closing of the business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of a business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO, subject to the limitations described in the accompanying proxy statement/prospectus. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. For illustrative purposes, based on the fair value of marketable securities held in the trust account as of December 31, 2021 of approximately $300.1 million, the estimated per share redemption price would have been approximately $10.00. Public shareholders may elect to redeem their public shares even if they vote for the Business Combination Proposal and the other Transaction Proposals. Our existing organizational documents provide that a public shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of Highland Transcend, will be restricted from exercising this redemption right with respect to more than 15% of the public shares in the aggregate without the prior consent of Highland Transcend. There will be no redemption rights with respect to our warrants or the “founder shares”, issued to Highland Transcend Partners I, LLC (our “sponsor”), the holder of our Class B ordinary shares issued in a private placement prior to the IPO. Our sponsor, has entered into a letter agreement (the “sponsor IPO letter agreement”) with us pursuant to which our sponsor has agreed to waive its redemption rights with respect to its founder shares and any public shares our sponsor may have acquired after our IPO in connection with the completion of the business combination.
We will pay the redemption price to public shareholders who properly exercise their redemption rights promptly following the closing. The closing is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the general meeting and payment of the redemption price.
The closing is conditioned on, among other things, the approval of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) at the general meeting. The holders of 20% of our outstanding ordinary shares entitled to vote have agreed to vote any voting ordinary shares owned by them in favor of the Transaction Proposals.
We urge you to read the proxy statement/prospectus accompanying this notice (including the annexes thereto) carefully for a more complete description of the business combination and related transactions and each of the Transaction Proposals. If you have any questions or need assistance voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., at (800) 207-3159 (banks and brokers call at (212) 269-5550 or email at HTPA@dfking.com).
Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors,
/s/ Bob Davis Bob Davis
Executive Chairman
February 14, 2022

i

ANNEXES

ADDITIONAL INFORMATION
Highland Transcend files reports, proxy statements and other information with the United States Securities and Exchange Commission (“SEC”). You can obtain such documents free of charge through the SEC’s website (www.sec.gov). In addition, you can request Highland Transcend’s documents in writing or by telephone at the following address:
Highland Transcend Partners I Corp.
777 Arthur Godfrey Road, Unit 202
Miami Beach, FL 33140
(617) 401-4015
Attn.: Ian Friedman
Highland Transcend’s corporate website address is https://www.highlandtranscend.com. Highland Transcend’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.
If you would like to request any documents, please do so by March 22, 2022 in order to receive them before the general meeting.
You should rely only on information contained in this document. No one has been authorized to provide you with information that is different from the information contained in this document. This document is dated February 14, 2022. You should not assume that the information contained in this document is accurate as of any date other than that date. Neither our mailing of this document to Highland Transcend shareholders, nor the issuance of equity by Highland Transcend in connection with the business combination and the related transactions, subsequent to that date will create any implication to the contrary. Please see the section entitled “Where You Can Find Additional Information.”
Information on the websites of Highland Transcend or Packable is not part of this document. You should not rely on that information in deciding how to vote. Information contained in this document regarding Highland Transcend has been provided by Highland Transcend and information contained in this document regarding Packable has been provided by Packable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement/prospectus may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the business combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this proxy statement/prospectus are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the failure to consummate the business combination; (2) the outcome of any legal proceedings that may be instituted against the Highland Transcend Parties and Packable regarding the business combination; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Highland Transcend, to obtain financing to complete the business combination or to satisfy other conditions to closing in the definitive agreements with respect to the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet and maintain Nasdaq’s listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Packable as a result of the announcement and consummation of the business combination; (7) costs related to the business combination; (8) changes in applicable laws or regulations; (9) the possibility that Packable or New Packable may be adversely affected by other economic, business, and/or competitive factors; (10) the risk that we may not be able to raise financing in the future; (11) the risk that we may not be able to retain or recruit necessary officers, key employees or directors following the business combination; (12) the risk that our public securities will be illiquid; (13) the risk that we will not be able to obtain the required approval for domestication; (14) the risks related to the changes in shareholders’ rights as a result of domestication; (15) the risk that shareholders may experience adverse tax consequences with respect to their shares at the effective time of domestication; (16) the risk that operating under the laws of the State of Delaware will affect the conduct of Packable’s business; (17) factors relating to the business, operations and financial performance of Packable, including: (i) the inherent uncertainty of the projected financial information with respect to Packable, and the possibility that the assumptions underlying such projections ultimately prove incorrect, as described further under “Certain Projected Financial Information”; (ii) future global, regional or local economic and market conditions; (iii) the development, effects and enforcement of laws and regulations; (iv) Packable’s ability to manage future growth; (v) the effects of competition on Packable’s future business; (vi) Packable’s position in the market against current and future competitors; (vii) Packable’s expansion into new products, services, technologies and geographic regions; (viii) complexity and uncertainty related to the expansion and development of Packable’s logistics and operations; (ix) difficulties related to meeting Packable’s labor, fulfillment and shipping needs to effectively operate its business; and (x) other factors detailed under the section entitled “Risk Factors”; and (18) other risks and uncertainties indicated from time to time in filings made with the SEC, including those risk factors described under “Item 1A. Risk Factors” of Highland Transcend’s Annual Report on Form 10-K/A filed with the SEC on June 15, 2021. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements in deciding how to grant your proxy or instruct how your vote should be cast on the Transaction Proposals set forth in this proxy statement/prospectus.

CERTAIN DEFINED TERMS
Unless the context otherwise requires, references in this proxy statement/prospectus to:
“amended and restated registration rights agreement” are to the Amended and Restated Registration Rights Agreement to be entered into, by and among Highland Transcend, our sponsor, Packable and certain Packable equity holders;
“amended operating agreement” are to the amended and restated limited liability company agreement of Packable to be entered into in connection with the closing, pursuant to which New Packable will have the right to appoint, remove or replace the majority of the managers on the Packable board of managers, and such board of managers shall control Packable in accordance with the terms of the amended operating agreement;
“Blocker equity holders” are to holders of the equity in the Blockers;
“Blocker Mergers” are to the mergers of (A) Blocker Merger Sub I with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend and (B) Blocker Merger Sub II with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend;
“Blocker Merger Sub I” are to Picasso Merger Sub I, Inc., a Delaware corporation and a wholly owned direct subsidiary of Highland Transcend;
“Blocker Merger Sub II” are to Picasso Merger Sub II, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Highland Transcend;
“Blocker Merger Sub III” are to Picasso Merger Sub IV, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Highland Transcend;
“Blocker Merger Subs” are to Blocker Merger Sub I, Blocker Merger Sub II and Blocker Merger Sub III;
“Blocker Owners” are to, with respect to the Pacer Corp. Blocker, CP VII Pacer Holdings, L.P., with respect to the Pacer L.P. Blocker, CP VII Pacer AIF Holdings, S.C.Sp and with respect to GPI Capital Gemini LLC, GPI Capital Gemini HoldCo LP;
“Blocker Parties” are to Pacer Corp. Blocker, Pacer L.P. Blocker, Pacer Holdings and the GPI Parties;
“Blockers” are to Pacer Corp. Blocker, Pacer L.P. Blocker and GPI Blocker;
“business combination” are to the transactions contemplated by the merger agreement;
“CARES Act” are to the Coronavirus Aid, Relief, and Economic Security Act;
“certificates of merger” are to the certificates of merger to be filed in Delaware evidencing (i) the Blocker Mergers, (ii) the New Packable Mergers and (iii) the merger of Company Merger Sub with and into Packable, with Packable being the surviving company;
“Cayman Islands Companies Act” are to the Companies Act (as Revised) of the Cayman Islands as the same may be amended;
“Class A common stock” are to the shares of Class A common stock of New Packable, par value $0.0001 per share;
“Class B common stock” are to the shares of Class B common stock of New Packable, par value $0.0001 per share;
“Class A ordinary shares” are to our Class A ordinary shares, par value $0.0001 per share;
“Class B ordinary shares” are to our Class B ordinary shares, par value $0.0001 per share;

“Class A RSRs” are to restricted stock rights of New Packable, designated as Class A Series 1 RSRs, Class A Series 2 RSRs, Class A Series 3 RSRs and Class A Series 4 RSRs, each as designated in the New Packable Certificate of Incorporation;
“Class B RSRs” are to restricted stock rights of New Packable, designated as Class B Series 1 RSRs, Class B Series 2 RSRs, Class B Series 3 RSRs and Class B Series 4 RSRs, each as designated in the New Packable Certificate of Incorporation;
“closing” are to the closing of the business combination;
“Code” are to the Internal Revenue Code of 1986, as amended;
“common units” are to the units of Packable designated as common units in the Packable current operating agreement;
“common stock” are to the Class A common stock and Class B common stock;
“Company Merger” are to the merger of Company Merger Sub with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend;
“Company Merger Sub” are to Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Highland Transcend;
“Converted Options” are to Packable options which, at the effective time, will be assumed by New Packable and converted into stock options to purchase Class A common stock;
“Convertible Notes” are to the Convertible Notes issued by Packable on September 9, 2021 in an aggregate principal amount of $110,000,000 in connection with the execution of the merger agreement, the outstanding principal and accrued and unpaid interest (including, to the extent the closing occurs prior to the one year anniversary of the issuance thereof, make whole interest pursuant to the terms of the Convertible Notes) on which will automatically convert at the closing of the business combination into Class A common stock of New Packable at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Packable equity holders, Blocker equity holders and holders of vested awards under Packable’s existing incentive plan due 2026;
“deferred underwriting amount” are to the portion of the underwriting discounts and commissions held in the trust account, which the underwriters of the IPO are entitled to receive upon the closing in accordance with the trust agreement;
“digitally native brands” are to brands that primarily focuses on eCommerce channels such that most or all of their sales to end consumers are generated and occur online, or that are otherwise not identified as large CPGs;
“directors” are to our current directors;
“distributors” are to enterprises that buy consumer brands and sell them wholesale to businesses;
“DGCL” are to the Delaware General Corporation Law, as amended;
“DOJ” are to the U.S. Department of Justice;
“D.F. King” are to D.F. King & Co., Inc., our proxy solicitor;
“Earnout Optionholder” are to holders of Packable options as of immediately prior to the effective time;
“Earnout Participants” are to holders of participating units (including any common units issuable upon conversion of any Packable Series B Preferred Units that are participating units) immediately prior to the effective time (excluding the Blockers), the Blocker Owners and each Earnout Optionholder;
“Earnout RSUs” are to a number of restricted stock units of Class A Common stock issued by New Packable to an Earnout Participant equal with respect to the unvested portion of a Converted Option had such Converted Option vested;

“earnout series amount” are to a number equal to (a) 3,000,000 multiplied by (b) the applicable Earnout Participant’s earnout pro rata portion;
“earnout pro rata portion” are to a fraction with respect to each Earnout Participant specified on an allocation statement delivered by Packable to Highland Transcend in accordance with the merger agreement, with such adjustments as may be made from time to time to give effect to: (a) following the effective time, any and all distributions of the participating unit merger consideration previously made to the Earnout Participants under the current operating agreement in effect as of the effective time, including equitable adjustments as Packable may reasonably determine in its sole discretion from time to time; and (b) rounding as Packable may determine in its sole discretion; but in no event will the aggregate earnout pro Rata portion exceed 100%;
“Earnout Shares” are to (i) with respect to a holder of RCUs, post-merger Packable units, (ii) with respect to a holder of Class A RSRs, the Class A common stock, (iii) with respect to a holder of Class B RSRs, the Class B common stock and (iv) with respect to an Earnout Optionholder, the Class A common stock and/or Earnout RSUs, as applicable, in each case, issuable to such holders pursuant to the merger agreement;
“effective time” are to the time when the applicable certificate of merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by Highland Transcend and Packable in writing and specified in the applicable certificate of merger, but in any event immediately following the consummation of the domestication”;
“Exchange Act” are to the Securities Exchange Act of 1934, as amended;
“exchange agreement” are to the Exchange Agreement to be entered into by and among New Packable, Packable and each Packable equity holder upon the completion of the business combination;
“existing organizational documents” are to our amended and restated memorandum and articles of association as the same may be amended from time to time;
“FFCRA” are to the Families First Coronavirus Response Act;
“founder shares” are to our Class B ordinary shares initially purchased by our sponsor in a private placement prior to our initial public offering and the Class A common stock that will be issued upon the automatic conversion of the Class B ordinary shares at the time of the domestication and the business combination;
“GAAP” are to United States generally accepted accounting principles;
“GPI Blocker” are to GPI Capital Gemini LLC, a Delaware limited liability company;
“GPI Blocker Merger” are to the merger of Blocker Merger Sub III with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend;
“GPI Blocker Owner” are to GPI Capital Gemini HoldCo LP, a Delaware limited partnership;
“GPI Parties” are to GPI Capital Gemini HoldCo LP and GPI Capital Gemini LLC;
“Highland Transcend,” “we,” “our” or “us” are to Highland Transcend Partners I Corp., an exempted company incorporated under the laws of the Cayman Islands;
“Holder Representative” are to Shareholder Representative Services LLC, a Colorado limited liability company, in its capacity as holder representative under the merger agreement;
“Highland Transcend Parties” are to our sponsor, Highland Transcend, Blocker Merger Sub I, Blocker Merger Sub II, Blocker Merger Sub III, and Company Merger Sub;
“holder of our founder shares” are to the holders of our founder shares, including our sponsor;
“intended tax treatment” are to the intended U.S. federal income tax treatment of certain aspects of the business combination as set forth in the merger agreement;

“IPO” or “initial public offering” are to Highland Transcend’s initial public offering of units, which closed on December 7, 2020;
“large CPGs” are to established consumer packaged goods brands;
“letter agreement” refers to the letter agreement entered into by and among us and our initial shareholder, directors and officers on December 2, 2020;
“LLC Act” means the Limited Liability Company Act of the State of Delaware, as amended;
“online marketplaces” are to eCommerce platforms that bring together buyers and sellers in a single ecosystem to purchase and transact goods and services.
“management” or our “management team” are to our officers;
“merger” are to the Blocker Mergers, the New Packable Mergers and the Company Merger, as applicable, each as evidenced by the applicable certificate of merger;
“merger agreement” are to the agreement and plan of merger, dated as of September 8, 2021, as amended or modified from time to time, by and among Highland Transcend, Packable, Blocker Merger Sub I, Blocker Merger Sub II, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer EU Blocker, the GPI Parties and the holder representative;
“Nasdaq” are to the Nasdaq Global Select Market;
“net revenue retention” are to a metric used by Packable to compare the product revenue from a cohort of its brands in a period to the same period in the prior year, calculated by first identifying the brand cohort in the equivalent prior year period and then computing the quotient obtained by dividing the aggregate revenue generated from each brand in that cohort for each month in which Packable generated revenue from such brand in the same month of the prior year by the total revenue generated from that same cohort in the corresponding prior year period;
“New Packable” are to Packable Commerce, Inc., the continuing entity post-domestication;
“New Packable Mergers” are to the mergers of (A) Pacer Corp. Blocker with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker with and into Highland Transcend, with Highland Transcend surviving such merger and (C) GPI Blocker with and into Highland Transcend, with Highland Transcend surviving such merger;
“New Packable warrants” are to the warrants to acquire shares of Class A common stock;
“note subscription agreements” are to the subscription agreements dated September 8, 2021 entered into between the unsecured convertible promissory note holders and Packable, pursuant to which Packable has issued Convertible Notes in the aggregate principal amount of $110,000,000;
“NYSE” are to The New York Stock Exchange;
“ordinary shares” are to our Class A ordinary shares and Class B ordinary shares;
“Pacer Corp. Blocker” are to CP VII Pacer Corp., a Delaware corporation;
“Pacer L.P. Blocker” are to CP VII Pacer EU L.P., a Delaware limited partnership;
“Pacer Holdings” are to Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership;
“PFIC” are to passive foreign investment companies, as defined in the Code;
“Packable” are to Packable Holdings, LLC, a Delaware limited liability company;
“Packable Board” are to the board of managers of Packable;
“Packable current operating agreement” are to the amended and restated limited liability agreement of Packable, dated as of September 8, 2021;

“Packable equity holders” are to the members of Packable, other than New Packable, following the business combination;
“Packable units” are to the authorized units of Packable under the current operating agreement, comprised of common units, preferred units and incentive units;
“participating units” are to the outstanding Packable units, other than the common units, issuable upon conversion of the outstanding Packable Series B preferred units; provided that, the participating units shall include the common units issuable upon conversion of the outstanding Packable Series B preferred units if the aggregate Series B liquidation preference is an amount less than the aggregate amount of consideration that would be payable with respect to the Packable Series B preferred units if such Packable Series B preferred units converted into common units in accordance with the Packable current operating agreement immediately prior to the Blocker Mergers effective time;
“PIPE subscription financing” are to the aggregate $70,000,000 of proceeds from the issuance of the subscription shares;
“post-merger Packable equity holders” are to members of Packable, other than New Packable, immediately following the business combination;
“post-merger Packable units” are to the units representing limited liability company interests of Packable as the surviving company following the Company Merger;
“pre-closing blocker reorganization” are to the internal restructuring of the Blocker Parties (other than the GPI Parties) and certain of their affiliates in connection with the closing;
“private placement warrants” are to the warrants issued to our sponsor in a private placement simultaneously with the closing of our initial public offering;
“proposed bylaws” are to the proposed bylaws of New Packable upon the effective time of the domestication substantially in the form attached to this proxy statement/prospectus as Annex C;
“proposed charter” are to the proposed certificate of incorporation of New Packable upon the effective time of the domestication substantially in the form attached to this proxy statement/prospectus as Annex B;
“proposed organizational documents” are to the proposed charter and proposed bylaws;
“public shareholders” are to the holders of our public shares;
“public shares” are to our Class A ordinary shares sold as part of the units in our IPO (whether they were purchased in our IPO or thereafter in the open market);
“public warrants” are to our redeemable warrants sold as part of the units in our IPO (whether they were purchased in our IPO or thereafter in the open market), with each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50;
“registration rights agreement” are to the Registration Rights Agreement, dated December 2, 2020, between Highland Transcend and our sponsor;
“related party” are to our directors, officers and substantial security holders;
“RCUs” are to restricted common units of Packable, designated as Series 1 RCUs, Series 2 RCUs, Series 3 RCUs and Series 4 RCUs in the amended operating agreement;
“RSRs” are to Class A RSRs and Class B RSRs of New Packable;
“SaaS” are to software-as-a-service;
“Securities Act” are to the Securities Act of 1933, as amended;
“sponsor” are to Highland Transcend Partners I, LLC, a Delaware limited liability company;
“sponsor IPO letter agreement” are to the letter agreement entered into between us and our sponsor on December 2, 2020;

“sponsor letter agreement” are to the letter agreement entered into between us, our sponsor, certain insiders and Packable on September 8, 2021;
“subscription agreements” are to the subscription agreements, dated as of September 8, 2021, by and among Highland Transcend and the subscription investors, pursuant to which the subscription investors will purchase subscription shares in a privately negotiated transaction in connection with the consummation of the business combination;
“subscription investors” are to the accredited investors (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), “Institutional Accounts” as defined in FINRA Rule 4512(c) and sophisticated institutional investors, experienced in investing in private equity transactions and capable of evaluating investment risks independently, with whom Highland Transcend entered into the subscription agreements, pursuant to which the subscription investors will purchase subscription shares in a privately negotiated transaction in connection with the consummation of the business combination;
“subscription shares” are to the shares issued to the subscription investors pursuant to the subscription agreements;
“tax receivable agreement” are to the Tax Receivable Agreement to be entered into by and among New Packable, the Packable equity holders and the Blocker equity holders (other than the GPI Blocker Owner) upon the completion of the business combination, substantially in the form attached to this proxy statement/prospectus as Annex E;
“Transaction Proposals” are to the Business Combination Proposal, the Domestication Proposal, the Organizational Documents Proposals, the NYSE Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal;
“transfer agent” are to Continental Stock Transfer & Trust Company, as transfer agent;
“trust account” are to the U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by the trustee, established to hold a portion of the net proceeds from the IPO and the sale of the private placement warrants;
“trust agreement” are to the Investment Management Trust Agreement, dated as of December 2, 2020, by and between Highland Transcend and the trustee;
“trustee” are to Continental Stock Transfer & Trust Company;
“units” are to our units sold in the IPO, each of which consists of one Class A ordinary share and one-third of one warrant;
“unsecured convertible promissory note holders” are to investors who were issued Convertible Notes;
“warrant agent” are to Continental Stock Transfer & Trust Company, as warrant agent;
“warrant agreement” are to the Warrant Agreement, dated as of July 24, 2020, by and between Highland Transcend and the warrant agent;
“warrants” are to our public warrants and the private placement warrants;
“voting and support agreement” are to the Voting and Support Agreement, dated as of September 8, 2021, by and among Highland Transcend, Packable and each of RB Health (US) LLC, Carlyle Partners VII Pacer Holdings, L.P., Quality King Distributors, Inc., Tobie 2021 Family Trust, Adam Berkowitz, The Bryn Mawr Trust Co. of Delaware, as admin trustee of the AJB 2020 Gift Trust, Jonathan Webb, PJDM LLC, Milend LLC and 62 Castle Ridge LLC; and
“$,” “US$” and “U.S. dollar” each refer to the United States dollar.
Unless otherwise specified, the voting and economic interests of stockholders of New Packable set forth in this proxy statement/prospectus are based on the capitalization of Highland Transcend and Packable as of December 31, 2021 (x) assume that (i) no public shareholders elect to have their public shares redeemed in connection with the business combination, (ii) none of Highland Transcend’s existing shareholders or the investors who will become shareholders of Highland Transcend at the closing of the transactions contemplated by the subscriptions agreements purchase public shares in the open market, (iii) there are no other issuances of equity interests of Highland Transcend, and (iv) all post-merger Packable units are exchanged for shares of Class A common stock at such time (even if not permitted under the terms of the exchange agreement), (y) do not take into account (A) private placement warrants and public warrants that will be outstanding upon the closing and may be exercised thereafter or (B) any earnout shares that may be issued upon the achievement of the earnout milestones and may vest hereafter.

SUMMARY TERM SHEET
This Summary Term Sheet and the sections entitled “Questions and Answers About the Transaction Proposals for Highland Transcend Shareholders” and “Summary of the Proxy Statement/Prospectus” summarize certain information contained in this proxy statement/prospectus, but do not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus, including the attached annexes, for a more complete understanding of the matters to be considered at the extraordinary general meeting (the “general meeting”).
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Highland Transcend is a blank check company incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

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Packable is a leading eCommerce company with a proprietary tech-enabled offering, sitting at the intersection of brands, marketplaces and customers. Founded in 2010, Pharmapacks now has approximately 1,216 employees, including a premier team of eCommerce experts, connecting consumers to their favorite brands on online marketplaces such as Amazon, Walmart, Google, eBay, Target and Facebook, becoming one of the largest marketplace sellers in North America. Pharmapacks serves as a “launch pad” for emerging brands by giving a select amount of lesser-known brands access to Packable’s tech-enabled eCommerce offering and consumer base. This enables brands to focus on product research and development, while Packable focuses on building a connection between the consumer and the brand.

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There are currently an aggregate of 30,000,000 Class A ordinary shares of Highland Transcend issued and outstanding, and 7,500,000 Class B ordinary shares of Highland Transcend issued and outstanding. In addition, there are currently 15,333,333 warrants of Highland Transcend outstanding, consisting of 10,000,000 public warrants and 5,333,333 private placement warrants. Each whole warrant entitles the holder to purchase one ordinary share for $11.50 per share. The warrants will become exercisable on the later of (a) 30 days after the completion of our initial business combination and (b) November 26, 2021 and will expire five years after the completion of our initial business combination or earlier upon redemption or our liquidation. Once the warrants become exercisable, Highland Transcend may redeem the outstanding warrants (other than the private placement warrants) in whole and not in part, at a price of $0.01 per warrant, if the last sale price of our ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day before Highland Transcend sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as our sponsor or its permitted transferees holds them.

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Holders of Class A ordinary shares and holders of Class B ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders and will vote together as a single class on all matters submitted to a vote of our shareholders except (i) that prior to the completion of a business combination, only the holders of a majority of the Class B ordinary shares may appoint or remove a member of our board of directors and (ii) as otherwise required by law. The Class B ordinary shares held by our sponsor will automatically convert into shares of Class A common stock at the completion of the business combination. Assuming no additional Class A ordinary shares, or securities convertible into or exchangeable for, Class A ordinary shares, are issued by us in connection with or in relation to the consummation of the business combination, the 7,500,000 Class B ordinary shares will, pursuant to the existing organizational documents, automatically convert, on a one-for-one basis, into 7,500,000 shares of Class A common stock at closing.

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Highland Transcend has entered into that certain merger agreement, dated as of September 8, 2021, as amended as of October 21, 2021 and January 21, 2022, as further modified or waived in accordance with its terms, by and among Highland Transcend, Blocker Merger Sub II, Company Merger Sub, Pacer Holdings, Pacer L.P. Blocker, Pacer Corp. Blocker, the GPI Parties and the Holder Representative, pursuant to which, subject to the terms and conditions contained therein, at least one day after the domestication (i) the Blocker Mergers will occur, in which simultaneously, (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (ii) after the Blocker Mergers, the New Packable Mergers will occur, in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a wholly owned subsidiary of Highland Transcend. A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A.
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Pursuant to the merger agreement, the aggregate merger consideration to be received by the Packable equity holders, the Blocker equity holders and holders of vested awards under Packable’s existing incentive plan at the closing will have a value of $1,346,000,000 (with each share of Class A common stock and each paired share of Class B common stock and post-merger Packable unit valued at $10.00) plus the aggregate exercise price in respect of vested awards and, under circumstances specified in the merger agreement, certain unvested awards, in each case, under Packable’s existing incentive plan and will be paid in equity consideration, without considering certain earnout interests to be issued to Earnout Participants at the closing, reserved and unvested awards (other than those mentioned above) under Packable’s existing incentive plan and any payments under the tax receivable agreement to be entered into at the closing (as further described in this proxy statement/prospectus).

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Pursuant to the merger agreement, the earnout consideration (the “earnout consideration”) to be received by Earnout Participants will include 12,000,000 RCUs and/or RSRs which, when vested, will automatically convert into post-merger Packable units and Class B common stock or Class A common stock, as applicable, and which shall vest in four equal tranches upon the achievement of certain New Packable share price milestones or certain change of control events. In connection with such earnout, (i) the Blocker equity holders will receive Class A RSRs which will, when vested, convert automatically into shares of Class A common stock, (ii) the Packable equity holders (other than the Blockers) will receive RCUs and Class B RSRs which will, when vested, convert automatically into post-merger Packable units and Class B common stock, respectively, and (iii) Earnout Optionholders will receive a number of Class A RSRs with respect to Converted Options (which provides such holder with a stock option to purchase Class A common stock) which will convert into either Class A common stock or Earnout RSUs (as further described in this proxy statement/prospectus).

•
Financing for the business combination and for related transaction expenses will consist of (i) $300,000,000 of proceeds from the IPO and certain related transactions on deposit in the trust account (plus any interest income accrued thereon since the IPO), net of any redemptions of Highland Transcend’s Class A ordinary shares in connection with the shareholder vote to be held at the general meeting, (ii) $70,000,000 of proceeds from the purchase by the subscription investors pursuant to the subscription agreements entered into in connection with the entry into the merger agreement, and (iii) $110,000,000 of proceeds from the issuance by Packable of Convertible Notes, net of amounts used by Packable in its operations prior to the closing, by Packable, the outstanding principal and accrued and unpaid interest on which will automatically convert at the closing of the business combination into Class A common stock of New Packable at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Packable equity holders, Blocker equity holders and holders of vested awards under Packable’s existing incentive plan, each as described more fully herein.

•
At the closing, Packable will become a subsidiary of New Packable. In addition, New Packable will have the right to appoint, remove or replace the majority of the managers on the Packable board of managers, and such board of managers shall control Packable in accordance with the terms of the amended operating agreement. For more information about the merger agreement and the business combination, see the section entitled “The Business Combination — The Merger Agreement.”

•
Unless waived by the parties to the merger agreement, the closing is subject to a number of conditions set forth in the merger agreement, including, among others, Highland Transcend shareholder approval of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals). For more information about the closing conditions to the business combination, see the section entitled “The Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination.”
•
The merger agreement may be terminated at any time prior to the consummation of the business combination upon agreement of the parties thereto, or by Highland Transcend or Packable acting alone in specified circumstances. For more information about the termination rights under the merger agreement, see the section entitled “The Business Combination — The Merger Agreement —  Termination.”

•
The business combination and related transactions involve numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

•
At least one day prior to the closing, Highland Transcend will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware. For more information about the domestication, see the section entitled “The Domestication.”

•
Pursuant to our existing organizational documents, in connection with the business combination, our public shareholders may elect to have their Class A ordinary shares redeemed for cash at the applicable redemption price per share calculated in accordance with our existing organizational documents. As of December 31, 2021, the estimated per share redemption price would have been approximately $10.00. Public shareholders may elect to redeem their public shares even if they vote for the Business Combination Proposal and the other Transaction Proposals. If a holder exercises its redemption rights, then such holder will be exchanging its public shares for cash and will no longer own shares of Highland Transcend following the closing, when Highland Transcend will be known as New Packable, and will not participate in the future growth of Highland Transcend (which will be known as New Packable), if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares to our transfer agent at least two business days prior to the general meeting. We will pay the redemption price to public shareholders who properly exercise their redemption rights promptly following the closing. The closing is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the general meeting and payment of the redemption price. See the section entitled “General Meeting of Highland Transcend Shareholders —  Redemption Rights.”

•
In connection with the business combination, we entered into subscription agreements with the subscription investors concurrently with the execution of the merger agreement, pursuant to which such subscription investors committed to purchase an aggregate of 7,000,000 shares of ‘Class A common stock of New Packable for $10.00 per share, for an aggregate purchase price of $70,000,000. The closing of the transactions contemplated by the subscription agreements will occur immediately prior to the closing, subject to the satisfaction or the waiver of the closing conditions therein. See the section entitled “The Business Combination — Related Agreements — Subscription Agreements.”

•
Concurrently with the execution of the merger agreement, Highland Transcend, Packable and certain of the Packable equity holders entered into a voting and support agreement, pursuant to which the Packable voting members agreed to vote all of their Packable equity interests in Packable in favor of the merger agreement and related transactions and to take certain other actions in support of the merger agreement and related transactions. See the section entitled “The Business Combination — Related Agreements — Voting and Support Agreement.”

•
Concurrently with the execution of the merger agreement, Highland Transcend and our sponsor entered into the sponsor letter agreement with Packable and certain other signatories thereto (together with our sponsor, the “Sponsor Parties”), pursuant to which the Sponsor Parties agreed to waive the anti-dilution protection to which it would otherwise be entitled in connection with the business combination, not to redeem any founder shares, to vote in favor of the Transaction Proposals, to subject certain founder shares to earn-out restrictions, and to repay solely in cash certain working capital loans made by the Sponsor Parties to Highland Transcend prior to closing. See the section entitled “The Business Combination — Related Agreements — Sponsor Letter Agreement.”
•
Upon the closing, the size of the board of directors will be eight (8) directors (or nine (9) directors, at Packable’s election), of whom two (2) individuals will be designated by Highland Transcend, of whom two (2) individuals will be designated by Pacer Holdings and the remaining of which directors will be designated by Packable. See the section entitled “Officers and Directors of Highland Transcend After the Business Combination.”

•
Upon the closing, Packable will be managed by a board of managers. New Packable may appoint, remove and replace a number of managers equal to the total number of managers then comprising the authorized number of managers of the Packable Board less the number of mangers that may be appointed, removed or replaced by each member of Packable (other than New Packable) (the “New Packable Designees”); provided that the New Packable Designees will comprise the majority of all managers authorized to serve on the Packable Board.

•
Upon the closing, New Packable, Packable and the Packable equity holders will enter into the exchange agreement, pursuant to which, subject to the procedures and restrictions therein, the Packable equity holders will be entitled from time to time at and after 180 days following the closing and subject to the procedures and restrictions set forth therein, to exchange their post-merger Packable units for Class A common stock of New Packable or, at the sole election of New Packable, subject to certain restrictions, the cash equivalent with respect to all or a portion thereof. See the section entitled “The Business Combination — Related Agreements — Exchange Agreement.”

•
Upon the closing, New Packable will enter into a tax receivable agreement with the Packable equity holders and the Blocker equity holders (other than the GPI Blocker Owner) (the “TRA Parties”). Pursuant to the tax receivable agreement, New Packable will pay to the applicable TRA Parties 85% of the net income tax savings that New Packable actually realizes (or in certain circumstances, is deemed to realize) as a result of (i) certain favorable tax attributes it will acquire from the Blockers (other than the GPI Blocker) in the Blocker Mergers (other than the GPI Blocker Merger) (including net operating losses and certain of the Blockers’ (other than the GPI Blocker’s) existing tax basis in their interests in Packable), (ii) increases to New Packable’s allocable share of tax basis in Packable’s assets resulting from future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, (iii) tax attributes resulting from certain payments made under the tax receivable agreement and (iv) deductions in respect of interest under the tax receivable agreement. See the section entitled “The Business Combination — Related Agreements — Tax Receivable Agreement.”

•
Assuming there are no redemptions of our public shares and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of New Packable by our public shareholders, our subscription investors, the unsecured convertible promissory note holders, the Packable equity holders and our sponsor, officers and directors will be as follows:

•
The public shareholders would own 30,000,000 shares of Class A common stock, representing 15.9% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 13.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 57.2% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 21.5% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 7.2% of New Packable’s total outstanding shares of common stock (economic interest).

For illustrative purposes, assuming maximum redemptions (see “Unaudited Pro Forma Condensed Combined Financial Information” for further information) and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:
•
The public shareholders would own 4,489,700 shares of Class A common stock, representing 2.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 4.3% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 15.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 66.1% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 24.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 8.3% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding description does not take into account any transactions that may be entered into after the date hereof.

The ownership percentages set forth above do not take into account any warrants that will be outstanding as of the closing and may be exercised thereafter or the earnout shares that may be issued and may vest thereafter. If the actual facts are different than these assumptions, the percentage ownership retained by Highland Transcend’s existing shareholders in New Packable following the business combination will be different.
For example, if we assume that all 10,000,000 public warrants and 5,333,333 private placement warrants were exercisable and exercised following completion of the business combination and related transactions, then the ownership of Highland Transcend by our public shareholders, our subscription investors, the unsecured convertible promissory note holders, the Packable equity holders and our sponsor, officers and directors would be as follows
•
The public shareholders would own 40,000,000 shares of Class A common stock, representing 19.6% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 10,958,333 shares of Class A common stock, representing 5.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 12.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 52.9% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 19.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 6.7% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding descriptions do not take into account any transactions that may be entered into after the date hereof.
•
At the closing of the domestication, the founder shares will automatically convert into Class A common stock on a one-for-one basis.

•
The public warrants and the private placement warrants will become exercisable 30 days after the completion of the business combination and will expire five years after the completion of the business combination or earlier upon redemption or liquidation. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

•
Our board of directors considered various factors in determining whether to approve the merger agreement. For more information about our board’s decision-making process, see the section entitled “The Business Combination — Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination.”

•
In addition to voting on the proposal to approve and adopt the merger agreement and the transactions contemplated thereby at the general meeting, Highland Transcend’s shareholders will also be asked to vote on:

•
approval, for purposes of complying with applicable listing rules of NYSE, the issuance by New Packable of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock to the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to Earnout Participants and (v) 13,588,235 shares of Class A common stock to the unsecured convertible promissory note holders issuable upon conversion of the unsecured convertible promissory notes at the closing of the business combination;

•
approval by special resolution of the change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware;

•
approval of six separate proposals with respect to material differences between the existing organizational documents of Highland Transcend and the proposed organizational documents of New Packable;

•
approval of the Packable Commerce, Inc. 2022 Equity Incentive Plan;

•
approval of the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan; and

•
approval of the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Transaction Proposals.

Organizational Structure
The diagrams below depict simplified versions of the current organizational structures of Highland Transcend and Packable, respectively.

Highland Transcend

Sponsor & holders of our founder shares
Public shareholders
Highland Transcend
Blocker Merger Sub I
Blocker Merger Sub II
Blocker Merger Sub III
Company Merger Sub

Packable

The diagram below depicts a simplified version of our organizational structure immediately following the completion of the business combination. The prospective ownership amounts included in the diagram below assume that there are no redemptions of Highland Transcend’s public shares.
For more information, see the sections entitled “Proposal No. 1 — The Business Combination Proposal,” “Proposal No. 2 — The NYSE Proposal,” “Proposal No. 3 — The Domestication Proposal,” “Proposal No. 4 — Organizational Documents Proposal A,” “Proposal No. 5 — Organizational Documents Proposal B,” “Proposal No. 6 — Organizational Documents Proposal C,” “Proposal No. 7 — Organizational Documents Proposal D,” “Proposal No. 8 — Organizational Documents Proposal E,” “Proposal No. 9 —  Organizational Documents Proposal F,” “Proposal No. 10 — The Director Election Proposal,” “Proposal No. 11 — The Equity Incentive Plan Proposal,” “Proposal No. 12 — The Employee Stock Purchase Plan Proposal” and “Proposal No. 13 — The Adjournment Proposal.”

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION PROPOSALS FOR HIGHLAND TRANSCEND SHAREHOLDERS
The following questions and answers briefly address some commonly asked questions about the Transaction Proposals to be presented at the general meeting, including proposals relating to the business combination. The following questions and answers do not include all the information that is important to Highland Transcend shareholders. We urge Highland Transcend shareholders to read carefully the remainder of this proxy statement/prospectus, including the annexes.
Q:
Why am I receiving this proxy statement/prospectus?

A:
Highland Transcend shareholders are being asked to consider and vote upon, among other things, a proposal to approve the transactions contemplated by the merger agreement. The merger agreement provides, subject to the terms and conditions contained therein, that at least one day after the domestication, (i) the Blocker Mergers will occur, in which simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) after the Blocker Mergers, the New Packable Mergers will occur in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend. Shareholder approval of the merger agreement and the transactions contemplated thereby is required by the merger agreement and the existing organizational documents, as well as to comply with NYSE Listing Rule 312.03.

A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A. This proxy statement/prospectus contains important information about the business combination and the other matters to be acted upon at the general meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety.
In addition, if the Domestication Proposal is approved, Highland Transcend will domesticate as a Delaware corporation. Upon the domestication, the currently issued and outstanding Class A ordinary shares and Class B ordinary shares will automatically convert, on a one-for-one basis, into shares of Class A common stock. Similarly, all of Highland Transcend’s outstanding warrants will become warrants to acquire shares of Class A common stock, and no other changes will be made to the terms of any outstanding warrants as a result of the domestication.
In connection with the domestication, the existing organizational documents will be replaced by the proposed organizational documents. The provisions of the proposed organizational documents will differ materially from those of the existing organizational documents. Please see “Questions and Answers About the Transaction Proposals For Highland Transcend Shareholders — What amendments will be made to the existing organizational documents of Highland Transcend” below.
YOUR VOTE IS IMPORTANT. YOU ARE ENCOURAGED TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT/PROSPECTUS AND ITS ANNEXES.
Q:
Why is Highland Transcend proposing the business combination?

A:
Highland Transcend was organized to effect a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. in the disruptive commerce, digital media and services, and enterprise software sectors, with a primary focus on North American and European markets. Packable is a leading eCommerce company with a proprietary tech-enabled offering, sitting at the intersection of brands, marketplaces and customers.

Founded in 2010, Pharmapacks now has approximately 1,216 employees, including a premier team of eCommerce experts, connecting consumers to their favorite brands on online marketplaces such as Amazon, Walmart, Google, eBay, Target and Facebook, becoming one of the largest marketplace sellers in North America. Pharmapacks serves as a “launch pad” for emerging brands by giving a select amount of lesser-known brands access to Packable’s tech-enabled eCommerce offering and consumer base. This enables brands to focus on product research and development, while Packable focuses on building a connection between the consumer and the brand.
See the section entitled “The Business Combination — Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination.”
Q:
What is being voted on at the general meeting?

A:
Highland Transcend shareholders will vote on the following proposals at the general meeting:

1.
The Business Combination Proposal — To consider and vote upon a proposal to approve the transactions contemplated by the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the “merger agreement”), by and among Highland Transcend, the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, Packable, the GPI Parties and Holder Representative, pursuant to which at least one day after the domestication, (i) the Blocker Mergers will occur in which simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) after the Blocker Mergers, the New Packable Mergers will occur, in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend (the “business combination” and such proposal, the “Business Combination Proposal”). A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A;

2.
The NYSE Proposal — To consider and vote upon a proposal to approve, for purposes of complying with the applicable provisions of NYSE Listing Rule 312.03, the issuance by New Packable of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock to the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to Earnout Participants and (v) 13,588,235 shares of Class A common stock to the unsecured convertible promissory note holders issuable upon conversion of the unsecured convertible promissory notes at the closing of the business combination.

3.
The Domestication Proposal — To consider and vote upon a proposal to approve by special resolution the change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware;

4.
The Organizational Documents Proposals — To consider and vote upon six separate proposals with respect to material differences between the existing amended and restated memorandum and articles of association of Highland Transcend (“existing organizational documents”) and the proposed new certificate of incorporation (the “proposed charter”) and bylaws (the “proposed bylaws,” and, together with the proposed charter, the “proposed organizational documents”) of Highland Transcend following its domestication as a Delaware corporation;

5.
The Director Election Proposal — For the holders of Class B ordinary shares, to consider and vote upon a proposal to elect Victoria Dolan, Ian Friedman, Daniel Myers, Karen (Sunny) Davis Nastase, Dan Nova, Arjun Purkayastha, Jay Sammons, Gail Tifford and Andrew Vagenas, in each case to serve as directors until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

6.
The Equity Incentive Plan Proposal — To consider and vote upon a proposal to approve the Packable Commerce, Inc. 2022 Equity Incentive Plan;

7.
The Employee Stock Purchase Plan Proposal — To consider and vote upon a proposal to approve the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan; and

8.
The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Equity Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Equity Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal, the “Transaction Proposals”).

After careful consideration, Highland Transcend’s board of directors has determined that the Transaction Proposals are in the best interests of Highland Transcend and its shareholders and recommends that you vote or give instruction to vote “FOR” each of those proposals. The existence of financial and personal interests of Highland Transcend’s directors may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is in the best interests of Highland Transcend and its shareholders and what he, she or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the Transaction Proposals. See the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” for a further discussion.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT/PROSPECTUS.
Q:
Why is Highland Transcend providing shareholders with the opportunity to vote on the business combination?

A:
Under our existing organizational documents, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of the business combination either in conjunction with a tender offer or in conjunction with a shareholder vote. For business and other reasons, we have elected to provide our shareholders with the opportunity to have their public shares redeemed in connection with a shareholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our shareholders of the Business Combination Proposal in order to allow our public shareholders to effectuate redemptions of their public shares in connection with the closing. The approval of our shareholders of the Business Combination Proposal is also a condition to closing in the merger agreement.

Q:
What is the relationship between Highland Transcend and the investors who are investing in Highland Transcend in private placements to fund the business combination?

A:
Substantially concurrently with the consummation of our IPO and the sale of the units, we consummated a private placement of 5,333,333 warrants at a price of $1.50 per warrant, issued to our sponsor, generating total proceeds of $8,000,000.

In addition, pursuant to the subscription agreements, the subscription investors have agreed to purchase an aggregate of 7,000,000 of Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) in a privately negotiated transaction in connection with the consummation of the business combination, for $10.00 per share, for an aggregate purchase price of $70,000,000. Please see the section entitled “The Business Combination — Related Agreements” for more information.
For more information about the interests of our sponsor, officers and directors in the business combination, see the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination.”
Q:
Will Highland Transcend obtain new financing in connection with the business combination?

A:
Yes. Concurrently with the execution of the merger agreement, we entered into subscription agreements with the subscription investors pursuant to which we have agreed to issue and sell to the subscription investors, in the aggregate, $70,000,000 of Highland Transcend’s Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) at a purchase price of $10.00 per share. The main difference between the securities issued at the time of the IPO as compared to the PIPE financing is that the subscription investors were granted certain registration rights. For additional information, see “The Business Combination — Related Agreements.”

Q:
Will the management of Highland Transcend and Packable change following the business combination?

A:
The business and affairs of New Packable will be managed under the direction of its board of directors. Following the closing, New Packable’s board will include eight (8) directors (or nine (9) directors, at Packable’s election), of whom two (2) individuals will be designated by Highland Transcend, of whom two (2) individuals will be designated by Pacer Holdings and the remainder of which directors will be designated by Packable. Each such designee will meet the director qualification and eligibility criteria of the Nominating and Corporate Governance committee of the board of directors of Highland Transcend, and a number of Packable’s designees will qualify as independent directors as determined by the board of directors of Highland Transcend such that a majority of the directors as of immediately following the closing will qualify as independent directors.

New Packable’s board of directors will be classified with three classes of directors serving three-year terms, with the first class initially serving until the first annual meeting of stockholders following closing, the second class initially serving until the second annual meeting of stockholders following closing and the third class initially serving until the third annual meeting of stockholders following closing.
The business and affairs of Packable will be managed by a board of managers (the “Packable Board”). The Packable Board will have the sole vote on all matters that require a vote of managers under the amended operating agreement or applicable law. New Packable may appoint, remove and replace a number of managers equal to the total number of managers then comprising the authorized number of managers of the Packable Board less the number of mangers that may be appointed, removed or replaced by each member of Packable (other than New Packable) (such designees, the “Voting Member Designees”) (such New Packable designees, the “New Packable Designees”); provided that the New Packable Designees will comprise the majority of all managers authorized to serve on the Packable Board. The Voting Member Designees must be reasonably acceptable to New Packable, in its sole discretion.
Please see the section entitled “Officers and Directors of New Packable After the Business Combination” for more information.
Q:
What is the form of consideration that the Packable equity holders and Blocker equity holders will receive in return for the acquisition of Packable by Highland Transcend?

A:
Upon the closing, (i) as a result of the Blocker Mergers, the Blocker equity interests of the Blocker equity holders will convert into the right to receive Class A common stock and (ii) in connection with the merger of Packable, the Packable limited liability company interests of the Packable equity holders will convert into the right to receive post-merger Packable units and Class B common stock. The shares of Class B common stock provide no economic rights in New Packable to the holder of the shares of Class B common stock; however, each share of Class B common stock will entitle the holder to one vote as a common stockholder of New Packable.

In addition, Earnout Participants will receive 12,000,000 additional RCUs and/or RSRs which will, when vested, convert automatically, in the case of RCUs, into post-merger Packable units and, in the case of RSRs, into Class B common stock or Class A common stock, as applicable, to vest in four equal tranches upon the achievement of certain New Packable share price milestones. In connection with such earnout, (i) the Blocker equity holders will receive Class A RSRs which will, when vested, convert automatically into shares of Class A common stock, (ii) the Packable equity holders will receive a number of RCUs and Class B RSRs, which will, when vested, convert automatically into post-merger Packable units and Class B common stock, respectively, and (iii) Earnout Optionholders will receive a number of Class A RSRs with respect to Converted Options (which provides such holder with a stock option to purchase Class A common stock) which will convert into either Class A common stock or Earnout RSUs.
Pursuant to the exchange agreement, from time to time at and after 180 days following the closing, and subject to the procedures and restrictions set forth therein, each Packable equity holder will be entitled to exchange their post-merger Packable units for Class A common stock or solely at New Packable’s election, subject to certain restrictions, the cash equivalent with respect to all or a portion thereof. Based on the assumptions set forth under the last paragraph of the section entitled “Certain Defined Terms,” the total number of post-merger Packable units issuable to the Packable equity holders will be 108,086,466, entitling the Packable equity holders collectively to exchange them for 57.2% of Class A common stock in the aggregate.
Each share of Class A common stock will provide the holder the rights to vote, receive dividends, and share in distributions in connection with a liquidation and other stockholder rights with respect to New Packable.
Q:
What is a tax receivable agreement?

A:
In connection with the business combination, New Packable will enter into a tax receivable agreement with the TRA Parties. Pursuant to the tax receivable agreement, New Packable will pay to the applicable TRA Parties 85% of the net income tax savings that New Packable actually realizes (or in certain circumstances, is deemed to realize) as a result of (i) certain favorable tax attributes it will acquire from the Blockers affiliated with the TRA Parties in the Blocker Mergers (including net operating losses and certain of the Blockers’ existing tax basis in their interests in Packable), (ii) increases to the New Packable’s allocable share of tax basis in Packable’s assets resulting from future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, (iii) tax attributes resulting from certain payments made under the tax receivable agreement and (iv) deductions in respect of interest under the tax receivable agreement. Assuming, among other things, no material changes in relevant tax law, that Packable’s enterprise value is equal to the enterprise value agreed to in the business combination at the time all post-merger Packable units are exchanged, and that New Packable earns sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, the tax savings associated with the Blocker Mergers (other than the GPI Blocker Merger) and future redemptions or exchanges of post-merger Packable units as described above would aggregate to approximately $380 million. Under this scenario, New Packable would be required to pay to the TRA Parties, collectively, 85% of such amount, or approximately $323 million, over time. For more information on the tax receivable agreement and circumstances under which payments would be due, please see the section entitled “The Business Combination — Related Agreements — Tax Receivable Agreement.”

Q:
How were the transaction structure and consideration for the business combination determined?

A:
The business combination was the result of an extensive search for a potential transaction utilizing the global network and investing and operating experience of Highland Transcend’s management team and board of directors. The terms of the business combination were the result of extensive negotiations between Highland Transcend, Packable, the holder representative and the other parties to the business combination. Please see the section entitled “The Business Combination — Background of the Business Combination” for more information. At the closing, New Packable will own approximately 42.8% of the economic interest in Packable in the no redemption scenario and 33.9% of the economic interest in Packable in the maximum redemption scenario. In addition, New Packable will have the right to appoint, remove or replace the majority of the managers on the Packable board of managers, and such board of managers shall control Packable in accordance with the terms of the amended operating agreement. The organizational structure is described in more detail below under “The Business Combination — The Merger Agreement — Structure.”
Q:
What conditions must be satisfied to complete the business combination?

A:
There are a number of closing conditions in the merger agreement, including the approval by our shareholders of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) as well as certain regulatory approvals. For a summary of the conditions that must be satisfied or waived prior to completion of the business combination, see the section entitled “The Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination.”

Q:
What equity stake will current Highland Transcend public shareholders, the subscription investors, the unsecured convertible promissory note holders, the Packable equity holders and our sponsor, officers and directors hold in New Packable following the consummation of the business combination?

A:
Assuming there are no redemptions of our public shares and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:

•
The public shareholders would own 30,000,000 shares of Class A common stock, representing 15.9% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 13.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 57.2% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 21.5% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 7.2% of New Packable’s total outstanding shares of common stock (economic interest).

For illustrative purposes, assuming maximum redemptions (see “Unaudited Pro Forma Condensed Combined Financial Information” for further information) and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:

•
The public shareholders would own 4,489,700 shares of Class A common stock, representing 2.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 4.3% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 15.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 66.1% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 24.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 8.3% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding description does not take into account any transactions that may be entered into after the date hereof.
The ownership percentages set forth above do not take into account any warrants that will be outstanding as of the closing and may be exercised thereafter or the earnout shares that may be issued and may vest hereafter. If the actual facts are different than these assumptions, the percentage ownership retained by Highland Transcend’s existing shareholders in New Packable following the business combination will be different.
For example, if we assume that all 10,000,000 public warrants and 5,333,333 private placement warrants were exercisable and exercised following completion of the business combination and related transactions, then the ownership of Highland Transcend by our public shareholders, our subscription investors, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:
•
The public shareholders would own 40,000,000 shares of Class A common stock, representing 19.6% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 10,958,333 shares of Class A common stock, representing 5.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 12.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 52.9% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 19.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 6.7% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding descriptions do not take into account any transactions that may be entered into after the date hereof.
You should read “Unaudited Pro Forma Condensed Combined Financial Information” for further information.
Q:
What equity stake will current Packable equity holders hold in New Packable following the consummation of the business combination?

A:
Upon the completion of the business combination (assuming, among other things, that no Highland Transcend shareholders exercise redemption rights with respect to their ordinary shares upon completion of the business combination and the other assumptions described under the last paragraph of the section entitled “Certain Defined Terms”), the Packable equity holders (including the Blocker equity holders) are expected to continue to hold approximately 70.2% of the voting interest in New Packable. The current holders of Highland Transcend ordinary shares are expected to own approximately 18.9% of New Packable’s outstanding Class A common stock.

If any of Highland Transcend’s shareholders exercise their redemption rights, the percentage of New Packable’s outstanding shares of Class A common stock held by the current holders of Highland Transcend ordinary shares will decrease and the percentages held by the Packable equity holders will increase, in each case relative to the percentage held if none of the Highland Transcend ordinary shares are redeemed. All of the relative percentages above are for illustrative purposes only and are based upon certain assumptions as described in the last paragraph of the section entitled “Certain Defined Terms.” Should one or more of the assumptions prove incorrect, actual beneficial ownership percentages may vary materially from those described in this proxy statement/prospectus as anticipated, believed, estimated, expected or intended.
Q:
Did the board of directors of Highland Transcend obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination?

A:
No. The board of directors of Highland Transcend did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the business combination. Highland Transcend’s officers and directors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the experience and expertise of Highland Transcend’s advisors, enabled them to make the necessary analyses and determinations regarding the business combination. Accordingly, investors will be relying solely on the judgment of the board of directors of Highland Transcend in valuing Packable’s business and assuming the risk that the board of directors of Highland Transcend may not have properly valued such business.

Q:
Why is Highland Transcend proposing the NYSE Proposal?

A:
Highland Transcend is proposing the NYSE Proposal in order to comply with the applicable provisions of the NYSE Listing Rule 312.03, which require, among other things, shareholder approval of certain transactions that result in the issuance of 20% or more of a company’s outstanding voting power or shares of common stock outstanding before the issuance of stock or securities or the issuance of stock or securities to any director, officer or “Substantial Shareholder.” As Highland Transcend is currently listed on NYSE, Highland Transcend is required to comply with the NYSE rules even if New Packable will be listed on Nasdaq upon the consummation of the business combination. In connection with the business combination, Highland Transcend is seeking shareholder approval for the issuance by New Packable of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock to the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to Earnout Participants and (v) 13,588,235 shares of Class A common stock to the unsecured convertible promissory note holders issuable upon conversion of the unsecured convertible promissory notes at the closing of the business combination. Because the number of securities that New Packable will issue to the subscription investors and the unsecured convertible promissory note holders in connection with the business combination is equal to 20% or more of Highland Transcend’s outstanding voting power and outstanding common stock in connection with the business combination, it is required to obtain shareholder approval of such issuances pursuant to NYSE listing rules. Shareholder approval of the NYSE Proposal is also a condition to closing in the merger agreement. See the section entitled “Proposal No. 2 — The NYSE Proposal” for additional information.”
Q:
Why is Highland Transcend proposing the Domestication Proposal?

A:
Highland Transcend’s shareholders are also being asked to consider and vote upon a proposal to approve a change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware, which is referred to as the “domestication.” The Domestication Proposal allows Highland Transcend to re-domicile as a Delaware entity. We believe that the domestication would, among other things, enable New Packable to avoid certain tax inefficiencies, including tax inefficiencies that would result if New Packable were to conduct an operating business in the United States as a foreign corporation following the business combination; provide legal, administrative, and other similar efficiencies; relocate our jurisdiction of organization to one that is the choice of domicile for many publicly traded corporations, as there is an abundance of case law to assist in interpreting the DGCL, and the Delaware legislature frequently updates the DGCL to reflect current technology and legal trends; and provide a favorable corporate environment which will help us compete more effectively with other publicly traded companies in raising capital and in attracting and retaining skilled and experienced personnel. See the section entitled “Proposal No. 3 — The Domestication Proposal,” for additional information.

Q:
How will the domestication affect my public shares, public warrants and units?

A:
Upon the consummation of the domestication, each of Highland Transcend’s currently issued and outstanding Class A ordinary shares and Class B ordinary shares will automatically convert by operation of law, on a one-for-one basis, into shares of Class A common stock. Similarly, all of Highland Transcend’s outstanding warrants will become warrants to acquire the shares of Class A common stock, and no other changes will be made to the terms of any outstanding warrants as a result of the domestication.

Q:
What amendments will be made to the existing organizational documents of Highland Transcend?

A:
In connection with the domestication, Highland Transcend’s shareholders are being asked to consider and vote upon a proposal to replace the existing organizational documents of Highland Transcend under the Cayman Islands Companies Act with the proposed organizational documents of New Packable under the DGCL, which differ materially from the existing organizational documents.

	Existing Organizational Documents	Proposed Organizational Documents
Corporate Name
(Organizational Documents Proposal A)	The existing organizational documents provide the name of the company is “Highland Transcend Partners I Corp.” See paragraph 1 of the existing organizational documents.	The proposed organizational documents provide the new name of the corporation to be “Packable Commerce, Inc.” See Article 1 of the proposed charter.
Exclusive Forum
(Organizational Documents Proposal A)	The existing organizational documents do not contain a provision adopting an exclusive forum for certain shareholder litigation.	The proposed organizational documents adopt Delaware as the exclusive forum for certain stockholder litigation. See Article 12 of the proposed charter.
Perpetual Existence
(Organizational Documents Proposal A)
The existing organizational documents provide that if we do not consummate a business combination (as defined in our existing organizational documents) by December 7, 2022, Highland Transcend will cease all operations except for the purposes of winding-up, liquidation and dissolution and shall redeem the shares issued in its initial public offering and liquidate its trust account.
See Article 49.6 of the existing organizational documents.
The proposed organizational documents do not contain a provision with regard to the cessation of operations if we do not consummate a business combination by December 7, 2022, and New Packable’s existence will be perpetual.
Provisions Related to Status as Blank Check Company
(Organizational Documents Proposal A)
The existing organizational documents set forth various provisions related to our status as a blank check company prior to the consummation of a business combination.
See Article 49 of the existing organizational documents.
The proposed organizational documents do not include provisions related to our status as a blank check company prior to the consummation of a business combination.
Waiver of Corporate Opportunities
(Organizational Documents Proposal A)	The existing organizational documents do not provide an explicit waiver of corporate opportunities for Highland Transcend or its directors.	The proposed organizational documents provide an explicit waiver of corporate opportunities for New Packable and its directors, subject to certain exceptions. See Article 14 of the proposed charter.

	Existing Organizational Documents	Proposed Organizational Documents
Classified Board of Directors
(Organizational Documents Proposal B)
The existing organizational documents provide that the board of directors will be divided into two classes, with each class generally serving for a term of two years and only one class of directors being elected in each year.
See Article 27 of the existing organizational documents.

The proposed organizational documents provide that the board of directors of New Packable will be divided into three classes, with each class generally serving for a term of three years and only one class of directors being elected in each year.
See Article 7.2 of the proposed charter and Section 3.02 of the proposed bylaws.

Removal for Cause
(Organizational Documents Proposal C)
The existing organizational documents provide that any director may be removed from office (i) if prior to the consummation of a business combination, by an ordinary resolution of the holders of the Class B ordinary shares and (ii) if following the consummation of a business combination, by an ordinary resolution of the holders of ordinary shares.
See Article 29 of the existing organizational documents.

The proposed charter provides that, except for Preferred Stock Directors (as defined in our proposed organizational documents), any director may be removed from office at any time, but only for cause by the affirmative vote of the holders of a majority of the total voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
See Section 7.4 of the proposed charter.

Ability of Stockholder to Call a Special Meeting
(Organizational Documents Proposal D)
The existing organizational documents provide that the board of directors shall, on a shareholder’s request, proceed to convene an extraordinary general meeting of Highland Transcend, provided that the requesting shareholders hold not less than 30% in par value of the issued shares entitled to vote at a general meeting.
See Articles 20.3 and 20.4 of the existing organizational documents.
The proposed organizational documents do not permit the stockholders of New Packable to call a special meeting. See Article 8.2 of the proposed charter and Section 2.03 of the proposed bylaws.

	Existing Organizational Documents	Proposed Organizational Documents
Action by Written Consent
(Organizational Documents Proposal E)
The existing organizational documents provide that a resolution in writing signed by all the shareholders entitled to vote at general meetings shall be as valid and effective as if the same had been passed at a duly convened and held general meeting.
See Article 22.3 of the existing organizational documents.

The proposed organizational documents provide that, subject to the rights of the holders of shares of Class B common stock, any action required or permitted to be taken by New Packable’s stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.
See Article 8.1 of the proposed charter and Section 2.13 of the proposed bylaws.

Authorized Shares
(Organizational Documents Proposal F)
Our existing organizational documents authorize the issuance of up to 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share.
See paragraph 5 of the existing organizational documents.

The proposed charter authorizes the issuance of 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.
See Article 4 of the proposed charter.

Q:
What vote is required to approve the Transaction Proposals presented at the general meeting?

A:
The Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of the shareholders who attend and vote at the general meeting. Pursuant to our existing organizational documents, until the closing, only holders of Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Election Proposal. The election of each director nominee must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of the holders of not less than a majority of the outstanding Class B ordinary shares as of the record date that are present and vote at the general meeting. Approval of the Organizational Documents Proposals and the Domestication Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of at least two-thirds of the shareholders who attend and vote at the general meeting.

As further discussed in the section titled “Other Agreements — Sponsor Letter Agreement” proxy statement/prospectus, our sponsor entered into the sponsor letter agreement with Highland Transcend and Packable pursuant to which our sponsor agreed to vote all of its Class B ordinary shares in favor of the business combination and related transactions and to take certain other actions in support of the merger agreement and related transactions. Accordingly, the sponsor letter agreement will increase the likelihood that we will receive the requisite stockholder approval for the business combination and related transactions and to take certain other actions in support of the merger agreement and related transactions. Because a majority of the proposals, including the Business Combination Proposal, require the affirmative vote (in person or by proxy) of a majority of the shareholders who attend and vote at the general meeting, the affirmative vote of only approximately 20% of the remaining outstanding public shares of Highland Transcend would be required to approve such proposals if a quorum of only a majority of the issued shares entitled to vote at the general meeting, present in person or represented by proxy.
Q:
What happens if I sell my ordinary shares before the general meeting?

A:
The record date for the general meeting is earlier than the date that the business combination is expected to be completed. If you transfer your ordinary shares after the record date, but before the general meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the general meeting. However, you will not be able to seek redemption of your ordinary shares because you will no longer be able to deliver them for cancellation upon consummation of the business combination in accordance with the provisions described herein. If you transfer your ordinary shares prior to the record date, you will have no right to vote those shares at the general meeting or have those shares redeemed for a pro rata portion of the proceeds held in the trust account.

Q:
How many votes do I have at the general meeting?

A:
Highland Transcend’s shareholders are entitled to one vote at the general meeting for each ordinary share held of record as of January 20, 2022, the record date for the general meeting (the “record date”). As of the close of business on the record date, there were a combined 34,601,589 outstanding ordinary shares.

Q:
What constitutes a quorum at the general meeting?

A:
Holders of a majority of the issued shares entitled to vote at the general meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting has the power to adjourn the general meeting. As of the record date for the general meeting, 17,300,795 ordinary shares, in the aggregate, would be required to achieve a quorum.

Q:
How will Highland Transcend’s sponsor, directors and officers vote?

A:
In connection with the IPO, we entered into the sponsor IPO letter agreement with our sponsor and each of our directors and officers, pursuant to which each agreed to vote any ordinary shares owned by them in favor of the business combination. Concurrently with the merger agreement, we entered into the sponsor letter agreement with our sponsor and Packable, pursuant to which our sponsor agreed to waive the anti-dilution protection to which it would otherwise be entitled in connection with the PIPE subscription financing, not to redeem any founder shares, to vote in favor of the Transaction Proposals, and to subject certain founder shares to earn-out restrictions. Currently, shareholders that have agreed to vote ordinary shares owned by them in favor of the Transaction Proposals own approximately 20% of our issued and outstanding ordinary shares, in the aggregate, including the founder shares. See the section entitled “The Business Combination — Related Agreements — Sponsor Letter Agreement.”

Q:
What interests do the current officers and directors have in the business combination?

A:
In considering the recommendation of our board of directors to vote in favor of the business combination, shareholders should be aware that, aside from their interests as shareholders, our sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, those of other shareholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination and in recommending to shareholders that they approve the business combination. Shareholders should take these interests into account in deciding whether to approve the business combination. These interests include, among other things:

•
the fact that certain of our directors and officers are principals of our sponsor;

•
the fact that 7,500,000 founder shares held by our sponsor, for which it paid approximately $25,000, will convert on a one-for-one basis, into 7,500,000 shares of Class A ordinary shares upon the closing (assuming (x) no public shares are redeemed by public shareholders in connection with the business combination and (y) no additional Class A ordinary shares, or securities convertible into or exchangeable for Class A ordinary shares are issued by us in connection with or in relation to the consummation of the business combination), and such securities will have a significantly higher value at the time of the business combination when such shares convert into shares in the combined company, as described further below:
	Shares of Class A ordinary shares(1)	Value of Class A ordinary shares implied by business combination(3)	Value of Class A ordinary shares based on recent trading price(4)
Sponsor(2)	7,350,000	$73,500,000	$72,912,000
Julie Bradley	30,000	$300,000	$297,600
Craig Driscoll	10,000	$100,000	$99,200
William Hockey	30,000	$300,000	$297,600
Martin Mannion	10,000	$100,000	$99,200
Corey Mulloy	10,000	$100,000	$99.200
Greg Peters	30,000	$300,000	$297,600
Mike Wystrach	30,000	$300,000	$297,600

(1)
Interests shown consist solely of founder shares. Such shares will automatically convert into Class A ordinary shares upon the closing on a one-for-one basis.

(2)
Highland Transcend Partners I, LLC is the record holder of the shares reported herein.

(3)
Assumes a value of $10.00 per share, the deemed value of the Class A ordinary shares in the business combination.

(4)
Assumes a value of $9.92 per share, the closing price of the Class A ordinary shares on December 31, 2021.

•
the fact that given the differential in the purchase price that our sponsor paid for the founder shares as compared to the price of the public shares sold in the IPO and the 7,500,000 shares of Class A ordinary shares that the sponsor will receive upon conversion of the founder shares in connection with the business combination, the sponsor and its affiliates may earn a positive rate of return on their investment even if the Class A ordinary shares trades below the price initially paid for the public shares in the IPO and the public shareholders experience a negative rate of return following the completion of the business combination;

•
the fact that in connection with the business combination, we entered into the subscription agreements with the subscription investors, which provide for the purchase by the subscription investors of an aggregate of 7,000,000 Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication), for a purchase price of $10.00 per ordinary share, in a private placement, the closing of which will occur immediately prior to the closing;

•
the fact that on September 30, 2021, Highland Transcend issued an unsecured promissory note to our sponsor, pursuant to which Highland Transcend could borrow up to an aggregate principal amount of $700,000, which promissory note is non-interest bearing and payable on the consummation of the business combination;

•
the fact that the sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the fact that if an initial business combination is not consummated by December 7, 2022, our sponsor, officers, directors and their respective affiliates will lose their entire investment in us, which investment included a capital contribution of $25,000 and the acquisition of 5,333,333 private placement warrants for a purchase price of $8,000,000 in the aggregate, and will not be reimbursed for any out-of-pocket expenses from any amounts held in the trust account;

•
the fact that if the trust account is liquidated, including in the event Highland Transcend is unable to complete an initial business combination by December 7, 2022, our sponsor has agreed that it will be liable to Highland Transcend if and to the extent any claims by a third party (other than Highland Transcend’s independent registered public accounting firm) for services rendered or products sold to Highland Transcend, or a prospective target business with which Highland Transcend has discussed entering into a transaction agreement, reduce the amounts in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;
•
the fact that at the closing, Highland Transcend will pay Ian Friedman a one-time cash retention bonus of $819,269;

•
the fact that Ian Friedman, Director and Chief Executive Officer and Dan Nova, Director and Chief Investment Officer of our sponsor, are expected to be directors of New Packable after the consummation of the business combination and as such, in the future, they may receive cash fees, stock options, stock awards or other remuneration that the New Packable board of directors determines to pay to them and any other applicable compensation as described under section “Executive Compensation — Director Compensation”; and

•
the continued indemnification of Highland Transcend’s current directors and officers and the continuation of Highland Transcend’s directors’ and officers’ liability insurance after the business combination.

Q:
Do I have redemption rights?

A:
Pursuant to our existing organizational documents, we are providing the public shareholders with the opportunity to have their public shares redeemed at the closing of the business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of a business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO, subject to the limitations described in this proxy statement/prospectus. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. For illustrative purposes, based on the fair value of marketable securities held in the trust account as of December 31, 2021 of approximately $300.1 million, the estimated per share redemption price would have been approximately $10.00. Public shareholders may elect to redeem their public shares even if they vote for the Business Combination Proposal and the other Transaction Proposals. Our existing organizational documents provide that a public shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of Highland Transcend, will be restricted from exercising this redemption right with respect to more than 15% of the public shares in the aggregate without the prior consent of Highland Transcend. There will be no redemption rights with respect to our warrants. Our sponsor, the holder of our Class B ordinary shares issued in a private placement prior to the IPO, has entered into the sponsor IPO letter agreement with us pursuant to which our sponsor has agreed, in partial consideration of receiving such Highland Transcend Class B ordinary shares and for the covenants and commitments of Highland Transcend set forth in the IPO letter agreement (and for the avoidance of doubt for no other or additional consideration in connection with the business combination), to waive its redemption rights with respect to its founder shares and any public shares our sponsor may have acquired after our IPO in connection with the completion of the business combination. Permitted transferees of our sponsor will be subject to the same obligations.

Holders of our outstanding warrants will not have redemption rights with respect to such warrants. Assuming maximum redemptions of 25,510,000 Class A ordinary shares (see “Unaudited Pro Forma Condensed Combined Financial Information” for further information), and using the closing warrant price on NYSE of $1.46 as of January 20, 2022, the aggregate fair value of warrants that can be retained by the redeeming stockholders is $37,244,600. The actual market price of the warrants may be higher or lower on the date that a warrant holders seek to sell such warrants. Additionally, Highland Transcend cannot assure the holders of warrants that they will be able to sell their warrants in the open market as there may not be sufficient liquidity in such securities when a warrantholders wishes to sell their warrants. Further, while the level of redemptions of public shares will not directly change the value of the warrants because the warrants will remain outstanding regardless of the level of redemptions, as redemptions of public shares increase, the holder of warrants who exercises such warrants will ultimately own a greater interest in New Packable because there would be fewer shares outstanding overall. See “Risk Factors — Future resales of Class A common stock after the consummation of the business combination may cause the market price of our securities to drop significantly, even if our business is doing well.”
Additionally, shares properly tendered for redemption will only be redeemed if the business combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the trust account (including interest but net of income taxes payable) in connection with the liquidation of the trust account or if we subsequently complete a different initial business combination on or prior to December 7, 2022, and such shares are tendered for redemption in connection with such different initial business combination.
We will pay the redemption price to any public shareholders who properly exercise their redemption rights promptly following the closing. The closing is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the general meeting and payment of the redemption price. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the business combination.
Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your ordinary shares for or against or abstain from voting on the Business Combination Proposal or any other Transaction Proposal described in this proxy statement/prospectus. As a result, the business combination can be approved by shareholders who will redeem their shares and no longer remain shareholders.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must (i) if you hold your ordinary shares through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares, and (ii) prior to 9:30 a.m., local time, on March 25, 2022 (two (2) business days before the general meeting), tender your shares electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
Your written request should include a certification that you are not acting in concert or as a partnership, syndicate, or other “group” (as defined in Section 13 of the Exchange Act) with any other shareholder with respect to ordinary shares. Our existing organizational documents provide that a public shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of Highland Transcend, will be restricted from exercising this redemption right with respect to more than 15% of the public shares in the aggregate without the prior consent of Highland Transcend. There will be no redemption rights with respect to our warrants.
Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares delivered electronically in order to exercise their redemption rights.

Holders of outstanding units of Highland Transcend must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using the Depository Trust & Clearing Corporation (“DTCC”) DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the business combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares. You may make such request by contacting our transfer agent at the telephone number or address listed under the question “Who can help answer my questions?” below.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
A U.S. Holder (as defined in “U.S. Federal Income Tax Considerations” below) of Class A ordinary shares (if the domestication does not occur) or Class A common stock (if the domestication occurs) as the case may be, that exercises its redemption rights to receive cash from the trust account in exchange for such ordinary shares or common stock may (subject to the application of the PFIC rules) be treated as selling such ordinary shares or common stock, resulting in the recognition of capital gain or capital loss. There may be certain circumstances in which the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the amount of ordinary shares or common stock, as the case may be, that a U.S. Holder owns or is deemed to own (including through the ownership of warrants). For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights by a U.S. Holder, see the sections entitled “U.S. Federal Income Tax Considerations — Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Redemption of Class A Ordinary Shares” and “U.S. Federal Income Tax Considerations — The Domestication — Tax Consequences of a Redemption of Class A Common Stock.”

Additionally, because the domestication will occur (if it is approved) prior to the redemption of U.S. Holders that exercise redemption rights, U.S. Holders exercising redemption rights will be subject to the potential tax consequences of Section 367 of the Internal Revenue Code of 1986, as amended (the “Code”) and the PFIC rules as a result of the domestication. The tax consequences of Section 367 of the Code and the PFIC rules are discussed more fully below under “U.S. Federal Income Tax Considerations.” We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.
If the domestication occurs, a Non-U.S. Holder (as defined in “U.S. Federal Income Tax Considerations” below) of Class A common stock that exercises its redemption rights to receive cash from the trust account in exchange for such common stock, like a U.S. Holder, will also generally be treated as selling such common stock. Gain recognized by a Non-U.S. Holder in connection with a redemption generally will not be subject to U.S. federal income tax unless certain exceptions apply. However, as with U.S. Holders, a redemption by a Non-U.S. Holder may be treated as a distribution for U.S. federal income tax purposes, depending on the amount of common stock that a Non-U.S. Holder owns or is deemed to own (including through the ownership of warrants). Any portion of such distribution that constitutes a dividend for U.S. federal income tax purposes will generally be subject to withholding tax at a rate of 30% of the gross amount of the dividend (unless such Non-U.S. Holder establishes that it is eligible for a reduced rate of withholding tax under an applicable income tax treaty or certain other exceptions apply).

Because the determination as to whether a redemption is treated as a sale or a distribution is dependent on matters of fact, withholding agents may presume, for withholding purposes, that all amounts paid to Non-U.S. Holders in connection with a redemption are treated as distributions in respect of such Non-U.S. Holder’s shares of Class A common stock. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a Non-U.S. Holder pursuant to a redemption at a rate of 30% unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, or other applicable IRS Form W-8). For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights by a Non-U.S. Holder, see the section entitled “U.S. Federal Income Tax Considerations — The Domestication — Tax Consequences of a Redemption of Class A Common Stock.”
Q:
What are the U.S. federal income tax consequences of the Domestication Proposal?

A:
The domestication should constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the domestication so qualifies, the following summarizes the consequences to U.S. Holders (as defined in “U.S. Federal Income Tax Considerations” below) of the domestication:

•
Subject to the discussion below concerning PFICs, a U.S. Holder of Class A ordinary shares whose ordinary shares have a fair market value of less than $50,000 on the date of the domestication and who does not own actually and/or constructively 10% or more of the total combined voting power of all classes of Highland Transcend shares entitled to vote or 10% or more of the total value of all classes of Highland Transcend shares (that is, who is not a “10% shareholder”) will not recognize any gain or loss and will not be required to include any part of Highland Transcend’s earnings in income.

•
Subject to the discussion below concerning PFICs, a U.S. Holder of Class A ordinary shares whose ordinary shares have a fair market value of $50,000 or more, but who is not a 10% shareholder will generally recognize gain (but not loss) on the deemed receipt of Class A common stock in the domestication. As an alternative to recognizing gain as a result of the domestication, such U.S. Holder may file an election to include in income, as a dividend, the “all earnings and profits amount” (as defined in the regulations promulgated under the Code (the “Treasury Regulations”) under Section 367 of the Code) attributable to its Class A ordinary shares provided certain other requirements are satisfied.

•
Subject to the discussion below concerning PFICs, a U.S. Holder of Class A ordinary shares who on the date of the domestication is a 10% shareholder will generally be required to include in income, as a dividend, the “all earnings and profits amount” (as defined in the Treasury Regulations under Section 367 of the Code) attributable to its Class A ordinary shares provided certain other requirements are satisfied.

•
As discussed further under “U.S. Federal Income Tax Considerations” below, Highland Transcend believes that it is (and has been) treated as a PFIC for U.S. federal income tax purposes. In the event that Highland Transcend is (or in some cases has been) treated as a PFIC, notwithstanding the foregoing, proposed Treasury Regulations under Section 1291(f) of the Code (which have a retroactive effective date), if finalized in their current form, generally would require a U.S. Holder to recognize gain as a result of the domestication unless the U.S. Holder makes (or has made) certain elections discussed further under “U.S. Federal Income Tax Considerations — Tax Consequence of the Domestication.” The tax on any such gain would be imposed at the rate applicable to ordinary income and an interest charge would apply based on a complex set of rules. It is difficult to predict whether such proposed regulations will be finalized and whether, in what form, and with what effective date, other final Treasury Regulations under Section 1291(f) of the Code will be adopted. Further, it is not clear how any such regulations would apply to the warrants. For a more complete discussion of the potential application of the PFIC rules to U.S. Holders as a result of the domestication, see the section entitled “U.S. Federal Income Tax Considerations.” Each U.S. Holder of Class A ordinary shares or public warrants is urged to consult its own tax advisor concerning the application of the PFIC rules to the exchange of Class A ordinary shares for Class A common stock and public warrants for New Packable warrants pursuant to the domestication.

Additionally, the domestication may cause Non-U.S. Holders (as defined in “U.S. Federal Income Tax Considerations” below) to become subject to U.S. federal income withholding taxes on any dividends in respect of such Non-U.S. Holder’s Class A common stock subsequent to the domestication.
The tax consequences of the domestication are complex and will depend on a holder’s particular circumstances. All holders are strongly urged to consult their tax advisor for a full description and understanding of the tax consequences of the domestication, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws. For a more complete discussion of the U.S. federal income tax considerations of the domestication, see the section entitled “U.S. Federal Income Tax Considerations.”
Q:
If I am a warrant holder, can I exercise redemption rights with respect to my warrants?

A:
No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:
Do I have appraisal rights if I object to the business combination?

A:
No. There are no appraisal rights available to holders of ordinary shares in connection with the business combination under Cayman Islands law or the DGCL.

Q:
Do I have appraisal rights in connection with the Domestication Proposal?

A:
No. There are no appraisal rights available to holders of ordinary shares in connection with the Domestication Proposal under Cayman Islands law or the DGCL.

Q:
What happens to the funds deposited in the trust account after consummation of the business combination?

A:
If the Business Combination Proposal is approved, Highland Transcend intends to use a portion of the funds held in the trust account to pay (i) tax obligations and deferred underwriting commissions from the IPO and (ii) for any redemptions of public shares. The remaining balance in the trust account, together with proceeds received from the PIPE subscription financing will be used in connection with the consideration payable in the business combination and the costs and expenses incurred in connection therewith and to provide operating capital for future operations. See the section entitled “The Business Combination” for additional information.

Q:
What happens if the business combination is not consummated or is terminated?

A:
There are certain circumstances under which the merger agreement may be terminated. See the section entitled “The Business Combination — The Merger Agreement — Termination” for additional information regarding the parties’ specific termination rights. In accordance with our existing organizational documents, if an initial business combination is not consummated by December 7, 2022, Highland Transcend will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Highland Transcend expects that the amount of any distribution its public shareholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the business combination, subject in each case to Highland Transcend’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Holders of our founder shares have waived any right to any liquidating distributions with respect to those shares.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by December 7, 2022.

Q:
When is the business combination expected to be consummated?

A:
It is currently anticipated that the business combination will be consummated as promptly as possible following the general meeting of Highland Transcend shareholders to be held on March 29, 2022, provided that all the requisite shareholder approvals are obtained and other conditions to the consummation of the business combination have been satisfied or waived. The merger agreement may be terminated and the business combination and the other transactions contemplated thereby may be abandoned at any time prior to the closing if the approval of Highland Transcend’s shareholders in respect of any Transaction Proposal (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) is not obtained at the Highland Transcend general meeting.

For a description of the conditions for the completion of the business combination, see the section entitled “The Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination” beginning on page 126.
Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement/prospectus, including “Risk Factors” and the annexes, and to consider how the business combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of ordinary shares on January 20, 2022, the record date for the general meeting of Highland Transcend shareholders, you may vote with respect to the Transaction Proposals in person at the general meeting or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a proxy from your broker, bank or nominee. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Transaction Proposals. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the Business Combination Proposal and the Domestication Proposal.

Q:
What will happen if I abstain from voting or fail to vote at the general meeting?

A:
At the general meeting, Highland Transcend will count a properly executed proxy marked “ABSTAIN” with respect to a particular Transaction Proposal as present for purposes of determining whether a quorum is present. For purposes of approval, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Transaction Proposals.

Q:
What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by Highland Transcend without an indication of how the shareholder intends to vote on a Transaction Proposal will be treated as an abstention.

Q:
If I am not going to attend the general meeting in person, should I submit my proxy card instead?

A:
Yes. Whether you plan to attend the general meeting or not, please read this proxy statement/prospectus carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
What is a broker non-vote?

A:
Generally, a broker non-vote occurs when a bank, broker, custodian or other record holder that holds shares in “street name” is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker, custodian or other record holder how to vote, and (ii) the bank, broker, custodian, or other record holder lacks discretionary voting power to vote such shares. Absent specific voting instructions from the beneficial owners of such shares, a bank, broker, custodian or other record holder does not have discretionary voting power with respect to the approval of “non-routine” matters, such as the Business Combination Proposal and the Domestication Proposal.

Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” If this is the case, this proxy statement/prospectus may have been forwarded to you by your brokerage firm, bank or other nominee or its agent. As the beneficial holder, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you do not provide voting instructions to your broker on a particular proposal on which your broker does not have discretionary authority to vote, your shares will not be voted on that proposal. If you decide to vote, you should provide instructions to your broker, bank or other nominee on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q:
May I change my vote after I have submitted my executed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Highland Transcend’s chief executive officer at the address listed below so that it is received by our chief executive officer prior to the general meeting or attend the general meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Highland Transcend’s chief executive officer, which must be received prior to the general meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who can help answer my questions?

A:
If you have questions about the Transaction Proposals or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact:

Highland Transcend Partners I Corp.
777 Arthur Godfrey Road, Unit 202
Miami Beach, FL 33140
Attention: Ian Friedman
You may also contact our proxy solicitor at
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 207-3159

To obtain timely delivery, our shareholders must request the materials no later than five (5) business days prior to the general meeting.
You may also obtain additional information about Highland Transcend from documents filed with the United States Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find Additional Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your share certificates (if any) to our transfer agent at least two business days prior to the general meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your share certificates, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Highland Transcend will pay the cost of soliciting proxies for the general meeting. Highland Transcend has engaged D.F. King to assist in the solicitation of proxies for the general meeting. Highland Transcend has agreed to pay a fee of $25,000, plus disbursements. Highland Transcend will reimburse D.F. King for reasonable out-of-pocket losses, damages and expenses. Highland Transcend will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the business combination and the Transaction Proposals to be considered at the general meeting, you should read this entire proxy statement/prospectus carefully, including the annexes . See also the section entitled “Where You Can Find Additional Information.”
Parties to the Business Combination
Highland Transcend Partners I Corp.
Highland Transcend is a blank check company incorporated on October 12, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Our units, Class A ordinary shares and warrants are currently listed on the NYSE under the symbols “HTPA.U,” “HTPA” and “HTPA.WS,” respectively.
The units commenced public trading on December 3, 2020 and the Class A ordinary shares and warrants commenced public trading on January 25, 2021. Upon the domestication, we intend to change our name from “Highland Transcend Partners I Corp.” to “Packable Commerce, Inc.” and we intend to list our Class A common stock and warrants on Nasdaq under the symbols “PKBL” and “PKBL.W” respectively. Our units will not be traded following the closing.
The mailing address of Highland Transcend’s principal executive office is 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140, (617) 401-4015. Highland Transcend’s corporate website address is https://www.highlandtranscend.com. Highland Transcend’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.
Packable Holdings, LLC
Packable, previously known as Entourage Commerce, LLC, is a leading eCommerce company with a proprietary tech-enabled offering, sitting at the intersection of brands, marketplaces and customers. Founded in 2010, Pharmapacks, now has approximately 1,216 employees, including a premier team of eCommerce experts, connecting consumers to their favorite brands on online marketplaces such as Amazon, Walmart, Google, eBay, Target, Kroger and Facebook, becoming one of the largest marketplace sellers in North America. Pharmapacks serves as a “launch pad” for emerging brands by giving a select amount of lesser-known brands access to Packable’s eCommerce platform and consumer base. This enables brands to focus on product research and development, while Packable focuses on building a connection between the consumer and the brand. On September 3, 2021, Entourage Commerce, LLC was renamed Packable Holdings, LLC.
Pharmapacks, LLC, Packable’s predecessor company, is a New York Limited Liability Company. On July 15, 2014, through a corporate reorganization, Entourage Commerce, LLC was created and Pharmapacks, LLC, became a wholly owned subsidiary of Entourage Commerce, LLC. On August 18, 2014, the former members of Pharmapacks, LLC (the “Pharmapacks Members”), which held 100% of the membership interest in Entourage Commerce, LLC, entered into an agreement with the new members (the “Contribution Agreement”), whereby the new members provided capital in exchange for a 50% interest in Entourage Commerce, LLC.
The mailing address of Packable’s principal executive office is 1985 Marcus Ave, Suite 207, Lake Success, NY 11042. Its telephone number is (855) 797-2257.
Picasso Merger Sub I, Inc.
Picasso Merger Sub I, Inc. is a Delaware corporation and wholly owned direct subsidiary of Highland Transcend formed on August 20, 2021. In the merger, Picasso Merger Sub I, Inc. will merge with and into CP VII Pacer Corp. with CP VII Pacer Corp. surviving such merger as a wholly owned subsidiary of Highland Transcend.

Picasso Merger Sub II, LLC
Picasso Merger Sub II, LLC is a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend formed on August 20, 2021. In the merger, Picasso Merger Sub II, LLC will merge with and into CP VII Pacer EU L.P. with CP VII Pacer EU L.P. surviving such merger as a wholly owned subsidiary of Highland Transcend.
Picasso Merger Sub III, LLC
Picasso Merger Sub III, LLC is a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend formed on August 20, 2021. In the merger, Picasso Merger Sub III, LLC will merge with and into Packable Holdings, LLC, with Packable Holdings, LLC surviving such merger as a wholly owned subsidiary of Highland Transcend.
Picasso Merger Sub IV, LLC
Picasso Merger Sub IV, LLC is a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend formed on January 21, 2022. In the merger, Picasso Merger Sub IV, LLC will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend.
Carlyle Partners VII Pacer Holdings, L.P.
Carlyle Partners VII Pacer Holdings, L.P. (“Pacer Holdings”) is a Delaware limited partnership. Pacer Holdings was formed solely for the purpose of investing in Packable. The address of Pacer Holdings is c/o The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, District of Columbia 20004-2505.
CP VII Pacer Corp.
CP VII Pacer Corp. (“Pacer Corp. Blocker”) is a Delaware corporation. Pacer Corp. Blocker was formed solely for the purpose of investing in Packable. The address of Pacer Corp. Blocker is c/o The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, District of Columbia 20004-2505.
CP VII Pacer EU L.P.
CP VII Pacer EU L.P. (“Pacer L.P. Blocker”) is a Delaware limited partnership. Pacer L.P. Blocker was formed solely for the purpose of investing Packable. The address of Pacer L.P. Blocker is c/o The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, District of Columbia 20004-2505.
GPI Capital Gemini HoldCo LP
GPI Capital Gemini HoldCo LP (“GPI Blocker Owner”) is a Delaware limited partnership. GPI Blocker Owner is a holding company for certain investments of private funds managed by GPI Capital, L.P. The address of GPI Blocker Owner is c/o GPI Capital, L.P. 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105.
GPI Capital Gemini LLC
GPI Capital Gemini LLC (“GPI Blocker”) is a Delaware limited liability company. GPI Blocker was formed solely for the purpose of investing in Packable. The address of GPI Blocker is c/o GPI Capital, L.P. 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105.
Shareholder Representative Services LLC
Shareholder Representative Services LLC is a Colorado limited liability company that will manage post-closing matters and take any appropriate and required action in its capacity as the appointed stockholder representative on behalf of all selling stockholders post-closing.

The Business Combination
Highland Transcend has entered into that certain merger agreement, dated as of September 8, 2021, as amended as of October 21, 2021 and January 21, 2022, as further modified or waived in accordance with its terms, by and among Highland Transcend, the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, Packable, the GPI Parties and Holder Representative, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, at least one day after the domestication, (i) the Blocker Mergers will occur, in which simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend. (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) after the Blocker Mergers, the New Packable Mergers will occur, in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend.
This business combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows certain current Packable equity holders to retain their equity ownership in Packable, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger Packable units and provides potential future tax benefits for both New Packable and the Packable equity holders who ultimately exchange their pass-through interests for shares of Class A common stock. New Packable will be a holding company, and immediately after the consummation of the business combination, its principal asset will be its ownership interests in Packable and its right to appoint the majority of the managers of the Packable board of directors. We do not believe that the Up-C organizational structure will give rise to any significant business or strategic benefit or detriment (other than those set forth in the section entitled “Risk Factors — Risks Related to the Post-Merger Organizational Structure”).
The merger consideration to be paid to the Packable equity holders, Blocker equity holders and holders of vested awards under Packable’s existing incentive plan at the closing of the business combination pursuant to the merger agreement will have a value of $1,346,000,000 (with each share of Class A common stock and each paired share of Class B common stock and post-merger Packable unit valued at $10.00) plus the aggregate exercise price in respect of vested awards and, under circumstances specified in the merger agreement, certain unvested awards, in each case, under Packable’s existing incentive plan and will be paid in equity consideration, without considering certain earnout interests to be issued to Earnout Participants at the closing, reserved and unvested awards (other than those mentioned above) under Packable’s existing incentive plan and any payments under the tax receivable agreement to be entered into at the closing (as further described in the section entitled “Organizational Structure” ). At the closing, New Packable will own approximately % of the economic interest in Packable in the no redemption scenario and % of the economic interest in Packable in the maximum redemption scenario. The earnout consideration to be paid to Earnout Participants upon the achievement of certain share price milestones will include 12,000,000 RCUs and/or RSRs to vest in four equal tranches. In addition, New Packable will have the right to appoint, remove or replace the majority of the managers on the Packable board of managers, and such board of managers shall control Packable in accordance with the terms of the amended operating agreement.
For more information about the merger agreement and the business combination, see the section entitled “The Business Combination.”

Conditions to the Closing
Conditions to Obligations of the Highland Transcend Parties, the Blocker Parties and Packable to Consummate the Business Combination
The obligations of the Highland Transcend Parties, the Blocker Parties and Packable to consummate, or cause to be consummated, the business combination are subject to the satisfaction of the following conditions, any one or more of which may be waived (if permitted by applicable law) in writing by all of such parties:
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the shares of Class A common stock contemplated to be listed pursuant to the merger agreement (including the Class A common stock issued upon settlement of the Class A RSRs) shall have been listed on NYSE, Nasdaq or other approved stock exchange and shall be eligible for continued listing on such exchange immediately following the closing (as if it were a new initial listing by an issuer that had never been listed prior to the closing);

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there must not be in force any applicable law or governmental order enjoining, prohibiting, making illegal or preventing the consummation of the business combination;

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the approval of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) by Highland Transcend’s shareholders pursuant to this proxy statement/prospectus must have been obtained;

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the approval of the Packable equity holders must have been obtained;

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the registration statement must have become effective in accordance with the Securities Act, no stop order shall have been issued by the SEC with respect to the registration statement and no action seeking such stop order shall have been threatened or initiated;

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Highland Transcend must have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after Highland Transcend’s shareholders have exercised their right to redeem their shares in connection with the closing;

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certain pre-closing reorganization transactions with respect to the Blockers (other than the GPI Blocker) must have been consummated; and

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the domestication must have been consummated; provided, that, the Highland Transcend Parties shall not be permitted to assert a failure of the satisfaction of this condition if such failure arises from a failure of any of the Highland Transcend Parties or its representatives to promptly undertake any action solely within the control of any of the Highland Transcend Parties or its representatives to consummate the domestication, including making and/or procuring the filings pursuant to the merger agreement.

Conditions to Obligations of the Highland Transcend Parties to Consummate the Business Combination
The obligations of the Highland Transcend Parties to consummate, or cause to be consummated, the business combination are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Highland Transcend Parties:
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each of the representations and warranties of Packable set forth in the merger agreement (without giving effect to any materiality or “material adverse effect” or similar qualification therein), other than representations and warranties related to corporate organization of Packable and its subsidiaries, due authorization to enter the merger agreement and related documentation, capitalization of Packable and its subsidiaries, brokers’ fees and no occurrence of a material adverse effect, must be true and correct as of the date of the merger agreement and as of the closing date, as if made anew at and as of such time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties must be true and correct at and as of such date, except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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the representations and warranties of Packable set forth in the merger agreement related to no occurrence of a material adverse effect must have been true and correct as of the closing date, as if made anew at and as of that time;

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each of the representations and warranties of Packable set forth in the merger agreement related to the capitalization of Packable and its subsidiaries (without giving effect to any materiality or “material adverse effect” or similar qualifications therein), must have been true and correct in all respects except for de minimis inaccuracies as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty must have been true and correct in all respects except for de minimis inaccuracies as of such earlier date);

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each of the representations and warranties of Packable set forth in the merger agreement related to corporate organization of Packable and its subsidiaries, due authorization to enter the merger agreement and related documentation, and brokers’ fees (without giving effect to any materiality or “material adverse effect” or similar qualifications therein), must have been true and correct in all material respects as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty must have been true and correct in all material respects as of such earlier date);

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each of the covenants of Packable and the Blockers to be performed as of or prior to the date of closing must have been performed in all material respects;

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from the date of the merger agreement there must have not occurred a material adverse effect;

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Highland Transcend must have received (i) the amended and restated registration rights agreement, the amended operating agreement, the tax receivable agreement and the exchange agreement, in each case executed by Packable, Packable equity holders or the holder representative, as applicable, (ii) a properly signed certification in form and substance required under Treasury Regulations Section 1.1445-11T, stating that either (A) fifty percent (50%) or more of the value of the gross assets of Packable does not consist of U.S. real property interests within the meaning of Section 897 of the Code and the Treasury Regulations thereunder or (B) ninety percent (90%) or more of the value of the gross assets of Packable does not consist of USRPIs plus cash or cash equivalents, and (iii) a certificate signed by an authorized officer of Packable, dated as of the date of the closing, certifying that the preceding six bullets above have been satisfied; and

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if the closing has not occurred prior to November 12, 2021, Packable must have delivered to Highland Transcend all financial statements in respect Packable to the extent required in order to render the registration statement, including any pre-effective and post-effective amendments thereto, in compliance in all materials respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such registration statement, to the extent the Highland Transcend shareholder approval has not been obtained.

Conditions to Obligations of the Blocker Parties and Packable to Consummate the Business Combination
The obligations of the Blocker Parties and Packable to consummate the business combination is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Packable:
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each of the representations and warranties of the Highland Transcend Parties set forth in the merger agreement (without giving effect to any materiality or “Highland Transcend material adverse effect” or similar qualifications therein), other than the representations and warranties related to corporate organization of the Highland Transcend Parties, due authorization to enter the merger agreement and related documentation, capitalization of the Highland Transcend Parties, brokers’ fees and no occurrence of a material adverse effect, must be true and correct as of the date of closing, as if made anew at and as of that time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Highland Transcend material adverse effect;

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the representations and warranties of the Highland Transcend Parties contained in the no occurrence of a Highland Transcend material adverse effect representation have been true and correct as of the closing date, as if made anew at and as of that time;

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each of the representations and warranties of the Highland Transcend Parties set forth in the merger agreement related to corporate organization of the Highland Transcend Parties, due authorization to enter the merger agreement and related documentation, and brokers’ fees (without giving effect to any materiality or “Highland Transcend material adverse effect” or similar qualifications therein), must have been true and correct in all material respects as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date);

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each of the representations and warranties of the Highland Transcend Parties set forth in the merger agreement related to capitalization of ‘Highland Transcend (without giving effect to any materiality or “material adverse effect” or similar qualifications therein), must have been true and correct in all respects except for de minimis inaccuracies as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty must have been true and correct in all respects except for de minimis inaccuracies as of such earlier date);

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from the date of the merger agreement there must not have been a Highland Transcend material adverse effect;

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the Class A common stock will have been approved for listing on the NYSE, Nasdaq or other approved stock exchange and such approval shall not be subject to any conditions or any plan of compliance to which New Packable would be subject to after the closing;

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(i) Highland Transcend shall have made all necessary arrangements with the Trustee to cause the Trustee to disburse all of the funds contained in the Trust Account available to New Packable to be released to New Packable at the closing; (ii) all of such funds in the Trust Account available to New Packable shall be released to New Packable; and (iii) there may not be any action pending or threatened by any person (not including Packable and its affiliates) with respect to or against the Trust Account that would reasonably be expected to have a Highland Transcend material adverse effect;

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each of the covenants of the Highland Transcend Parties to be performed as of or prior to the closing must have been performed in all material respects;

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The available cash must be greater than or equal to $115,000,000; and

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Packable must have received (i) the amended and restated registration rights agreement, the Packable amended and restated limited liability agreement, and the tax receivable agreement, and the exchange agreement, in each case, executed by New Packable, and (ii) a certificate signed by an authorized officer of Highland Transcend, dated as of the date of the closing, certifying that the conditions described in the preceding two bullets above have been satisfied.

Other Agreements
Voting and Support Agreements
Concurrently with the execution of the merger agreement, the Packable voting and support members entered into the voting and support agreements in favor of Highland Transcend and Packable and their respective successors.
In the voting and support agreements, the Packable voting members agreed to vote all of their Packable equity interests in Packable in favor of the merger agreement and related transactions and to take certain other actions in support of the merger agreement and related transactions. The voting and support agreements also prevent the Packable voting and support members from transferring their voting rights with respect to their Packable equity interests in Packable or otherwise transferring their Packable equity interests in Packable prior to the meeting of Packable’s members to approve the merger agreement and related transactions, except for certain permitted transfers. The Packable voting and support members also each agreed, with certain exceptions, to a lock-up for a period of 180 days after the closing with respect to any securities of New Packable or Packable that they receive as merger consideration under the merger agreement.

See the section entitled “The Business Combination — Related Agreements.”
Sponsor Letter Agreement
Concurrently with the execution of the merger agreement, our sponsor entered into the sponsor letter agreement with Highland Transcend, Packable and certain other signatories thereto (together with our sponsor, the “Sponsor Parties”) pursuant to which the Sponsor Parties agreed to vote all of their respective Class B ordinary shares in favor of the business combination and related transactions, to take certain other actions in support of the merger agreement and related transactions and not to redeem any such shares. The Sponsor Parties also agreed that 1,875,000 of the sponsor shares will be deemed “deferred sponsor shares” and a corresponding number of Packable units held by New Packable will be deemed to be “deferred Packable units”. The Sponsor Parties agreed that they will not transfer and, subject to the achievement of certain milestones, may be required to forfeit, any such deferred sponsor shares (in which case a corresponding number of deferred company units will be forfeited), subject to the terms of the sponsor letter agreement. The Sponsor Parties also waived certain anti-dilution protection to which it would otherwise be entitled in connection with the business combination and agreed to repay solely in cash certain working capital loans made by the Sponsor Parties to Highland Transcend prior to closing.
See the section entitled “The Business Combination — Related Agreements.”
Exchange Agreement
Concurrently with the closing of the business combination and as a condition precedent to the Closing, New Packable, Packable and the Packable equity holders will enter into an exchange agreement under which, subject to the procedures and restrictions therein, the Packable equity holders (or certain permitted transferees thereof) will have the right from time to time at and after 180 days following the closing of the business combination to exchange their post-merger Packable units and an equal number of shares of Class B common stock on a one-for-one basis for shares of Class A common stock (the “Exchange”); provided, that, subject to certain exceptions, New Packable, at its sole election, subject to certain restrictions, may, other than in the case of certain secondary offerings, instead settle all or a portion of the Exchange in cash based on a volume weighted average price of a share of Class A common stock. The exchange agreement will provide that, as a general matter, a post-merger Packable equity holder will not have the right to exchange post-merger Packable units if New Packable determines that such exchange would be prohibited by law or regulation or would violate other agreements with New Packable and its subsidiaries to which the post-merger Packable equity holder may be subject, including the amended operating agreement and the exchange agreement. Additionally, the exchange agreement contains restrictions on redemptions and exchanges intended to prevent Packable from being treated as a “publicly traded partnership” for U.S. federal income tax purposes. These restrictions are modeled on certain safe harbors provided for under applicable U.S. federal income tax law. New Packable may impose additional restrictions on exchanges that it determines to be necessary or advisable so that Packable is not treated as a “publicly traded partnership” for U.S. federal income tax purposes.
See the section entitled “The Business Combination — Related Agreements.”
Amended and Restated Registration Rights Agreement
Currently, our sponsor has the benefit of registration rights with respect to our securities that it holds pursuant to a registration rights agreement entered into in connection with our initial public offering.
In connection with closing of the business combination, our sponsor, New Packable and certain Packable equity holders and certain members of the Sponsor (collectively, the “other investors”) will enter into an amended and restated registration rights agreement. As a result, our sponsor and the other investors will be able to make a written demand for registration under the Securities Act of all or a portion of their registrable securities, subject to a maximum of four such demand registrations, in each case so long as such demand includes a number of registrable securities with a total offering price in excess of $25.0 million. Any such demand may be in the form of an underwritten offering, it being understood that New Packable will not be required to conduct more than two underwritten offerings where the expected aggregate proceeds are less than $50.0 million but in excess of $25.0 million in any 12-month period.

In addition, the holders of registrable securities will have “piggy-back” registration rights to include their securities in other registration statements filed by New Packable subsequent to the consummation of the business combination.
New Packable has also agreed to file within 45 days of closing of the business combination a resale shelf registration statement covering the resale of all registrable securities.
Finally, pursuant to the subscription agreements with the subscription investors, we have agreed that we will
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file within 30 calendar days after the closing of the business combination a registration statement with the SEC for a secondary offering of shares of our common stock;

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use commercially reasonable efforts to cause such registration statement to be declared effective promptly thereafter, but in no event later than the earlier of (i) the 60th calendar day (or 120th calendar day if the SEC notifies Highland Transcend that it will “review” the registration statement) after closing and (ii) the 10th business day after the date Highland Transcend is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review, as the case may be; and

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maintain the effectiveness of such registration statement until the earliest of (A) the third anniversary of the closing, (B) the date on which the subscription investors cease to hold any shares of common stock issued pursuant to the subscription agreements, or (C) on the first date on which the subscription investors can sell all of their shares issues pursuant to the subscription agreements (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the manner of sale or amount of such securities that may be sold. Highland Transcend will bear the cost of registering these securities.

See the section entitled “The Business Combination — Related Agreements.”
Tax Receivable Agreement
In connection with the business combination, New Packable will enter into a tax receivable agreement, pursuant to which New Packable will pay to the applicable TRA Parties 85% of the net income tax savings that New Packable actually realizes (or in certain circumstances, is deemed to realize) as a result of (i) certain favorable tax attributes it will acquire from certain Blockers affiliated with the TRA Parties in the Blocker Mergers (other than the GPI Blocker Merger) (including net operating losses and certain of the Blockers’ existing tax basis in their interests in Packable), (ii) increases to New Packable’s allocable share of the tax basis of Packable’s assets resulting from future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, (iii) tax attributes resulting from certain payments made under the tax receivable agreement” and (iv) deductions in respect of interest under the tax receivable agreement. The payment obligations under the tax receivable agreement are New Packable’s obligations and not obligations of Packable.
See the section entitled “The Business Combination — Related Agreements.”
PIPE Subscription Agreements
In connection with the execution of the merger agreement, we entered into subscription agreements with the subscription investors pursuant to which we have agreed to issue and sell to the subscription investors, in the aggregate, $70,000,000 of Highland Transcend’s Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) at a purchase price of $10.00 per share. The closing of the subscription agreements will occur immediately prior to the closing, and is subject to customary closing conditions, including the satisfaction or waiver of the conditions set forth in the merger agreement. The subscription investors were granted registration rights as described above under the heading “— Amended and Restated Registration Rights Agreement” above.
See the section entitled “The Business Combination — Related Agreements.”

Note Subscription Agreements
In connection with the execution of the merger agreement, on September 8, 2021, Packable entered into note subscription agreements with certain investors pursuant to which it issued unsecured convertible notes in an aggregate principal amount of $110,000,000 on September 9, 2021 (the “Convertible Notes”). The outstanding principal and accrued and unpaid interest on the Convertible Notes will automatically convert at the closing of the business combination into Class A common stock of New Packable at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Packable equity holders, Blocker equity holders and holders of vested awards under Packable’s existing incentive plan. Interest accrues on the Convertible Notes at 5.0% per annum and will be payable in kind or at maturity, on September 9, 2026. If the Convertible Notes are prepaid or converted, including in connection with the closing, prior to the one-year anniversary of the issuance thereof, an additional amount of interest will accrue equal to an amount that would have accrued from the date of such prepayment or conversion to, but excluding, the first anniversary of the issuance thereof. See the section entitled “— Impact of the Business Combination on Highland Transcend’s Public Float” for a summary of the dilutive impact of the Convertible Notes on our public shareholders who do not elect to have their shares redeemed for cash under the following two redemption scenarios: (i) a scenario assuming no redemptions and (ii) a scenario assuming that 25,510,000 shares are redeemed (the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied).
See the section entitled “The Business Combination — Related Agreements.”
Amended Operating Agreement
Concurrently with the closing, the Packable current operating agreement will be further amended and restated in its entirety to become the amended operating agreement.
Rights of the Units
Pursuant to the amended operating agreement, the post-merger Packable units will be entitled to share in the profits and losses of Packable and to receive distributions as and if declared by the Packable Board and will have no voting rights.
Management
Packable will be managed by the Packable Board. The Packable Board will have the sole vote on all matters that require a vote of managers under the amended operating agreement or applicable law. The business, property and affairs of Packable will be managed solely by the Packable Board, and the Packable Board cannot be removed or replaced except in accordance with the amended operating agreement.
Pursuant to the amended operating agreement, New Packable may appoint, remove and replace a number of managers equal to the total number of managers then comprising the authorized number of managers of the Packable Board less the number of mangers that may be appointed, removed or replaced by members of Packable (other than New Packable) in accordance with the amended operating agreement (such designees, the “Voting Member Designees”) (such New Packable designees, the “New Packable Designees”); provided that the New Packable Designees will comprise the majority of all managers authorized to serve on the Packable Board. The Voting Member Designees must be reasonably acceptable to New Packable, in its sole discretion. Managers of the Packable Board may only be removed by the member that designated such manager to the Packable Board.
At the election of managers to the Packable Board, each member of Packable must vote all of the outstanding common units entitled to vote held by such member at the election of the managers in favor of the New Packable Designees and the Voting Member Designees.
Distributions
The Packable Board may, in its sole discretion, authorize distributions to the Packable members (to the extent of available cash, as defined in the amended operating agreement). Subject to provisions in the amended operating agreement governing tax distributions to Packable members, all such distributions will be made pro rata in accordance each member’s number of post-merger Packable units.
The holders of post-merger Packable units will generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Packable. Net profits and net losses of Packable will generally be allocated to its members pro rata in accordance with the percentages of their respective ownership of post-merger Packable units. The amended operating agreement will provide for pro rata cash distributions to the holders of post-merger Packable units for purposes of funding their tax obligations in respect of the taxable income of Packable that is allocated to them. Generally, these tax distributions will be computed based on Packable’s estimate of the net taxable income of Packable allocable to each holder of post-merger Packable units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate (including the tax imposed under Section 1411 of the Code on net investment income) for a taxable year prescribed for an individual or corporate resident of New York, New York (whichever results in the application of the highest state and local tax rate for a given type of income), and taking into account (a) the limitations imposed on the deductibility of expenses and other items, (b) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income, and (c) the deductibility of state and local income taxes, to the extent applicable (and with any dollar limitation on state and local income tax deductibility assumed to be exceeded), but not taking into account any deduction under Section 199A of the Code or any similar state or local Law, as determined in good faith by the Packable Board. As a result of (i) potential differences in the amount of net taxable income allocable to New Packable and the other post-merger Packable equity holders, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate in calculating Packable’s distribution obligations, New Packable may receive tax distributions significantly in excess of its tax liabilities and obligations to make payments under the tax receivable agreement.
Upon the liquidation or winding up of Packable, all net proceeds thereof will be distributed in accordance the then existing Packable amended operating agreement.
Transfer Restrictions
The amended operating agreement will contain restrictions on transfers of units and will require the prior consent of the Packable Board for such transfers, except in specified cases, including (i) certain transfers to permitted transferees under certain conditions and (ii) exchanges of post-merger Packable units for shares of Class A common stock or cash pursuant to the exchange agreement.
The foregoing description of the Packable amended operating agreement is not complete and is qualified in its entirety by reference to the Packable amended operating agreement, which is filed as Exhibit 10.6 and attached as Annex D to this proxy statement/prospectus and is incorporated herein by reference.
See the section entitled “The Business Combination — Related Agreements.”
Interests of Certain Persons in the Business Combination
When considering our board of directors’ recommendation that our shareholders vote in favor of the approval of the business combination, our shareholders should be aware that our sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, the interests of other shareholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination, and in recommending to shareholders that they approve the business combination. Our shareholders should take these interests into account in deciding whether to approve the business combination. These interests include:
•
the fact that certain of our directors and officers are principals of our sponsor;

•
the fact that 7,500,000 founder shares held by our sponsor, for which it paid approximately $25,000, will convert on a one-for-one basis, into 7,500,000 shares of Class A ordinary shares upon the closing (assuming (x) no public shares are redeemed by public shareholders in connection with the business combination and (y) no additional Class A ordinary shares, or securities convertible into or exchangeable for Class A ordinary shares are issued by us in connection with or in relation to the consummation of the business combination), and such securities will have a significantly higher value at the time of the business combination when such shares convert into shares in the combined company, as described further below:
	Shares of Class A ordinary shares(1)	Value of Class A ordinary shares implied by business combination(3)	Value of Class A ordinary shares based on recent trading price(4)
Sponsor(2)	7,350,000	$73,500,000	$72,912,000
Julie Bradley	30,000	$300,000	$297,600
Craig Driscoll	10,000	$100,000	$99,200
William Hockey	30,000	$300,000	$297,600
Martin Mannion	10,000	$100,000	$99,200
Corey Mulloy	10,000	$100,000	$99,200
Greg Peters	30,000	$300,000	$297,600
Mike Wystrach	30,000	$300,000	$297,600

(1)
Interests shown consist solely of founder shares. Such shares will automatically convert into Class A common stock upon the closing on a one-for-one basis.

(2)
Highland Transcend Partners I, LLC is the record holder of the shares reported herein.

(3)
Assumes a value of $10.00 per share, the deemed value of the Class A ordinary shares in the business combination.

(4)
Assumes a value of $9.92 per share, the closing price of the Class A ordinary shares on December 31, 2021.

•
the fact that given the differential in the purchase price that our sponsor paid for the founder shares as compared to the price of the public shares sold in the IPO and the 7,500,000 shares of Class A odinary shares that the sponsor will receive upon conversion of the founder shares in connection with the business combination, the sponsor and its affiliates may earn a positive rate of return on their investment even if the Class A ordinary shares trades below the price initially paid for the public shares in the IPO and the public shareholders experience a negative rate of return following the completion of the business combination;

•
the fact that in connection with the business combination, we entered into the subscription agreements with the subscription investors, which provide for the purchase by the subscription investors of an aggregate of 7,000,000 Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication), for a purchase price of $10.00 per ordinary share, in a private placement, the closing of which will occur immediately prior to the closing;

•
the fact that on September 30, 2021, Highland Transcend issued an unsecured promissory note to our sponsor, pursuant to which Highland Transcend could borrow up to an aggregate principal amount of $700,000, which promissory note is non-interest bearing and payable on the consummation of the business combination;

•
the fact that the sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the fact that if an initial business combination is not consummated by December 7, 2022, our sponsor, officers, directors and their respective affiliates will lose their entire investment in us, which investment included a capital contribution of $25,000 and the acquisition of 5,333,333 private placement warrants for a purchase price of $8,000,000 in the aggregate, and will not be reimbursed for any out-of-pocket expenses from any amounts held in the trust account;

•
the fact that if the trust account is liquidated, including in the event Highland Transcend is unable to complete an initial business combination by December 7, 2022, our sponsor has agreed that it will be liable to Highland Transcend if and to the extent any claims by a third party (other than Highland Transcend’s independent registered public accounting firm) for services rendered or products sold to Highland Transcend, or a prospective target business with which Highland Transcend has discussed entering into a transaction agreement, reduce the amounts in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•
the fact that at the closing, Highland Transcend will pay Ian Friedman a one-time cash retention bonus of $819,269;

•
the fact that Ian Friedman, Director and Chief Executive Officer and Dan Nova, Director and Chief Investment Officer of our sponsor, are expected to be directors of New Packable after the consummation of the business combination and as such, in the future, they may receive cash fees, stock options, stock awards or other remuneration that the New Packable board of directors determines to pay to them and any other applicable compensation as described under section “Executive Compensation — Director Compensation”; and

•
the continued indemnification of Highland Transcend’s current directors and officers and the continuation of Highland Transcend’s directors’ and officers’ liability insurance after the business combination.

Reasons for Approval of the Business Combination
Highland Transcend’s board of directors considered a wide variety of factors in connection with its evaluation of the business combination. In light of the complexity of those factors, Highland Transcend’s board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of Highland Transcend’s board of directors may have given different weight to different factors.
For a more complete description of Highland Transcend’s reasons for the approval of the business combination and the recommendation of Highland Transcend’s board of directors, see the section entitled “The Business Combination — Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination.”
Redemption Rights
Pursuant to our existing organizational documents, we are providing the public shareholders with the opportunity to have their public shares redeemed at the closing of the business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of a business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO, subject to the limitations described in this proxy statement/prospectus. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. For illustrative purposes, based on the fair value of marketable securities held in the trust account as of December 31, 2021 of approximately $300.1 million, the estimated per share redemption price would have been approximately $10.00. Public shareholders may elect to redeem their public shares even if they vote for the Business Combination Proposal and the other Transaction Proposals. Our existing organizational documents provide that a public shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of Highland Transcend, will be restricted from exercising this redemption right with respect to more than 15% of the public shares in the aggregate without the prior consent of Highland Transcend. There will be no redemption rights with respect to our warrants. Our sponsor, the holder of our Class B ordinary shares issued in a private placement prior to the IPO, has entered into the sponsor IPO letter agreement with us pursuant to which our sponsor has agreed in partial consideration of receiving such Highland Transcend Class B ordinary shares and for the covenants and commitments of Highland Transcend set forth in the IPO letter agreement (and for the avoidance of doubt for no other or additional consideration in connection with the business combination), to waive its redemption rights with respect to its founder shares and any public shares our sponsor may have acquired after our IPO in connection with the completion of the business combination. Permitted transferees of our sponsor will be subject to the same obligations.
Additionally, shares properly tendered for redemption will only be redeemed if the business combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the trust account (including interest but net of income taxes payable) in connection with the liquidation of the trust account or if we subsequently complete a different initial business combination on or prior to December 7, 2022, and such shares are tendered for redemption in connection with such different initial business combination.
We will pay the redemption price to any public shareholders who properly exercise their redemption rights promptly following the closing. The closing is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the general meeting and payment of the redemption price. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the business combination.
Each redemption of public shares by our public shareholders will decrease the amount in our trust account, which held $300,123,136 as of December 31, 2021. In no event will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001. See the section entitled “General Meeting of Highland Transcend Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
Underwriting Fees as a Percentage of IPO Proceeds Net of Redemptions
	No Redemptions(1)	Interim Redemptions(2)	Maximum Redemptions(3)
IPO underwriting fees	$16,500,000	$16,500,000	$16,500,000
IPO proceeds net of redemptions	$300,000,000	$172,450,000	$44,900,000
Underwriting fees as a % of IPO proceeds net of redemptions	5.5%	9.6%	36.7%

(1)
This scenario assumes that no public shares are redeemed.

(2)
This scenario assumes that 12,755,000 Highland Transcend Class A ordinary shares are redeemed, resulting in an aggregate payment of $127.6 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

(3)
This scenario assumes that 25,510,000 Highland Transcend Class A ordinary shares, the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied, are redeemed, resulting in an aggregate payment of $255.1 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

Conversion of Founder Shares
The Class B ordinary shares held by our initial shareholders will automatically convert into Class A common stock at closing following the completion of the business combination on a one-for-one basis, subject to adjustment. Assuming no additional Class A ordinary shares, or securities convertible into or exchangeable for, Class A ordinary shares are issued, by us in connection with or in relation to the consummation of the business combination, the 7,500,000 Class B ordinary shares will, pursuant to the existing organizational documents, automatically convert, on a one-for-one basis, into 7,500,000 shares of Class A common stock at closing.
Impact of the Business Combination on Highland Transcend’s Public Float
Assuming there are no redemptions of our public shares and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, the unsecured convertible promissory note holders, the Packable equity holders and our sponsor, officers and directors would be as follows:
•
The public shareholders would own 30,000,000 shares of Class A common stock, representing 15.9% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 13.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 57.2% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 21.5% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 7.2% of New Packable’s total outstanding shares of common stock (economic interest).

For illustrative purposes, assuming maximum redemptions (see “Unaudited Pro Forma Condensed Combined Financial Information” for further information) and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:
•
The public shareholders would own 4,489,700 shares of Class A common stock, representing 2.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 4.3% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 15.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 66.1% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 24.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 8.3% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding description does not take into account any transactions that may be entered into after the date hereof.
The ownership percentages set forth above do not take into account any warrants that will be outstanding as of the closing and may be exercised thereafter. If the actual facts are different than these assumptions, the percentage ownership retained by Highland Transcend’s existing shareholders in New Packable following the business combination will be different.
For example, if we assume that all 10,000,000 public warrants and 5,333,333 private placement warrants were exercisable and exercised following completion of the business combination and related transactions, then the ownership of Highland Transcend by our public shareholders, our subscription investors, unsecured convertible promissory note holders, the post-merger Packable equity holders and our sponsor, officers and directors would be as follows:
•
The public shareholders would own 40,000,000 shares of Class A common stock, representing 19.6% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 10,958,333 shares of Class A common stock, representing 5.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 12.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 52.9% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 19.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 6.7% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding descriptions do not take into account any transactions that may be entered into after the date hereof.
You should read “Unaudited Pro Forma Condensed Combined Financial Information” for further information.
To illustrate all of the potential sources of dilution to our public shareholders who do not elect to have their shares redeemed for cash, we have set forth in the table below the potential sources of dilution arising out of the business combination under the following two redemption scenarios: (i) a scenario assuming no redemptions and (ii) a scenario assuming that 25,510,000 shares are redeemed (the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied):
	Dilutive Effects of the Business Combination
	Scenario 1 Assuming No Redemptions		Scenario 2 Assuming Maximum Redemptions
(Shares In thousands)	Shares	%	Shares	%
Packable Equity Holders holding Class B common stock	108,086	48%	108,086	54%
Packable Equity Holders holding Class A common stock	24,630	11%	24,630	12%
PIPE and Convertible Note Investors	20,588	9%	20,588	10%
Highland Transcend Public shareholders	30,000	13%	4,490	2%
Shares held by Sponsor(1)	7,500	3%	7,500	4%
Holders of Highland Transcend public warrants(2)	10,000	5%	10,000	5%
Holders of Highland Transcend private placement warrants(2)	5,333	3%	5,333	3%
Earnout Participants(3)	12,000	5%	12,000	6%
Holders of vested awards under Packable’s existing incentive plan(4)	2,227	1%	2,227	1%
Holders of unvested awards under Packable’s existing incentive plan(4)	4,885	2%	4,885	3%
Total	225,249	100%	199,739	100%

(1)
This includes 1,875,000 Deferred Founder Shares which are subject to earnout criteria and may be forfeited if such conditions are not met. Such shares are presented here as unrestricted at closing for illustrative purposes.

(2)
Public warrants and private placement warrants of Highland Transcend are exercisable 30 days after the completion of business combination. For illustrative purposes of demonstrating the potential dilutive effect of the private placement warrants and public warrants, such securities are presented here as if they were fully exercised at closing.

(3)
Earnout consideration comprising 12,000,000 Class A Restricted Stock Rights and Class B Restricted Stock Rights are subject to earnout criteria and may be forfeited if such conditions are not met. Such shares are presented here as unrestricted at closing for illustrative purposes.

(4)
For illustrative purposes, this assumes that all awards under Packable’s existing incentive plan are vested and exercised at closing and 7,111,962 Class A common stock are issued to holders of awards under Packable’s existing incentive plan at closing.

Board of Directors of New Packable Following the Business Combination
Upon the closing, assuming the election of each of the director nominees, New Packable’s board of directors will consist of nine (9) directors, of whom Ian Friedman and Dan Nova will be designated by Highland Transcend, Jay Sammons and Daniel Myers will be designated by Pacer Holdings, and Victoria Dolan, Karen (Sunny) Davis Nastase, Arjun Purkayastha, Gail Tifford and Andrew Vagenas will be designated by Packable. See “Proposal No. 10 — The Director Election Proposal.”
See “Proposal No. 10 — The Director Election Proposal.” Information about the current Highland Transcend directors and executive officers can be found in the section entitled “Where You Can Find Additional Information.”
Accounting Treatment
The business combination represents a reverse merger and will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Highland Transcend will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Packable stockholders will have a majority of the voting power of New Packable in both the no redemption and max redemption scenarios and Packable will comprise all of the ongoing operations of New Packable. Packable will control a majority of the governing body of New Packable, and Packable’s senior management will comprise all of the senior management of New Packable. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Packable issuing shares for the net assets of Highland Transcend, accompanied by a recapitalization. The net assets of Packable will be stated at historical cost. No goodwill or other intangible assets will be recorded. Operations after the Business Combination will be those of Packable.
Proposals to be Put to the Shareholders of Highland Transcend General Meeting
The following is a summary of the Transaction Proposals to be put to the general meeting.
The Business Combination Proposal
Our shareholders are being asked to approve, by ordinary resolution, the transactions contemplated by the merger agreement, pursuant to which at least one day after the domestication, (i) the Blocker Mergers will occur, in which simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) after the Blocker Mergers, the New Packable Mergers will occur, in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend on the terms and subject to the conditions set forth therein.

For a more detailed summary of the merger agreement and the business combination, including the background of the business combination, Highland Transcend’s board of directors’ reasons for the business combination and related matters, see “The Business Combination” beginning on page 124. Our shareholders should read carefully this proxy statement for more detailed information concerning the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus. You are urged to read carefully the merger agreement in its entirety before voting on the Business Combination Proposal.
After consideration of the factors identified and discussed in the section entitled “The Business Combination — Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination,” Highland Transcend’s board of directors concluded that the business combination met all of the requirements disclosed in the prospectus for its IPO, including that the business of Packable had a fair market value of at least 80% of the balance of the funds in the trust account at the time of execution of the merger agreement.
If there are insufficient votes to approve the Business Combination Proposal at the general meeting, Highland Transcend’s board of directors may submit the Adjournment Proposal for a vote.
The NYSE Proposal
For purposes of complying with the NYSE Listing Rule 312.03, our shareholders are being asked to approve the issuance of an aggregate of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock to the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to Earnout Participants and (v) 13,588,235 shares of Class A common stock to the unsecured convertible promissory note holders issuable upon conversion of the unsecured convertible promissory notes at the closing of the business combination.
If there are insufficient votes to approve the Business Combination Proposal at the general meeting, Highland Transcend’s board of directors may submit the Adjournment Proposal for a vote.
For additional information, see “The NYSE Proposal” section of this proxy statement/ prospectus.
The Domestication Proposal
Our shareholders are also being asked to approve, by special resolution, a change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware. Accordingly, while Highland Transcend is currently governed by the Cayman Islands Companies Act, upon domestication, New Packable will be governed by the DGCL. There are differences between the Cayman Islands Companies Act and the DGCL. Accordingly, we encourage shareholders to carefully consult the information set out below under “Comparison of Corporate Governance and Shareholder Rights.”
On the effective date of the domestication, the currently issued and outstanding Class A ordinary shares and Class B ordinary shares will automatically convert, on a one-for-one basis, into shares of Class A common stock.
See the section entitled “The Domestication” for more detailed information regarding the domestication.
The Organizational Documents Proposal
Our shareholders are also being asked to approve the Organizational Documents Proposals, which, if approved, will replace our existing organizational documents with the proposed organizational documents. The proposed organizational documents differ in certain material respects from the existing organizational documents and we urge shareholders to carefully consult the information set out in the “Organizational Documents Proposals” sections, the relevant Questions and Answers (including the chart of material differences included therein) and the proposed organizational documents of New Packable, attached hereto as Annexes B and C.

Highland Transcend’s shareholders are asked to consider and vote upon and to approve by special resolution six separate proposals in connection with the replacement of the existing organizational documents with the proposed organizational documents. A brief summary of each of the Organizational Documents Proposals is set forth below. These summaries are qualified in their entirety by reference to the complete text of the proposed organizational documents.
Our shareholders are also being asked to approve Organizational Documents Proposals A through F, which are, in the judgment of our board of directors, necessary to adequately address the needs of New Packable after the business combination:
	Existing Organizational Documents	Proposed Organizational Documents
Corporate Name
(Organizational Documents Proposal A)	The existing organizational documents provide the name of the company is “Highland Transcend Partners I Corp.” See paragraph 1 of the existing organizational documents.	The proposed organizational documents provide the new name of the corporation to be “Packable Commerce, Inc.” See Article 1 of the proposed charter.
Exclusive Forum
(Organizational Documents Proposal A)	The existing organizational documents do not contain a provision adopting an exclusive forum for certain shareholder litigation.	The proposed organizational documents adopt Delaware as the exclusive forum for certain stockholder litigation. See Article 12 of the proposed charter.
Perpetual Existence
(Organizational Documents Proposal A)
The existing organizational documents provide that if we do not consummate a business combination (as defined in our existing organizational documents) by December 7, 2022, Highland Transcend will cease all operations except for the purposes of winding-up, liquidation and dissolution and shall redeem the shares issued in its initial public offering and liquidate its trust account.
See Article 49.6 of the existing organizational documents.
The proposed organizational documents do not contain a provision with regard to the cessation of operations if we do not consummate a business combination by December 7, 2022, and New Packable’s existence will be perpetual.
Provisions Related to Status as Blank Check Company
(Organizational Documents Proposal A)
The existing organizational documents set forth various provisions related to our status as a blank check company prior to the consummation of a business combination.
See Article 49 of the existing organizational documents.
The proposed organizational documents do not include provisions related to our status as a blank check company prior to the consummation of a business combination.

	Existing Organizational Documents	Proposed Organizational Documents
Waiver of Corporate Opportunities
(Organizational Documents Proposal A)	The existing organizational documents do not provide an explicit waiver of corporate opportunities for Highland Transcend or its directors.	The proposed organizational documents provide an explicit waiver of corporate opportunities for New Packable and its directors, subject to certain exceptions. See Article 14 of the proposed charter.
Classified Board of Directors
(Organizational Documents Proposal B)
The existing organizational documents provide that the board of directors will be divided into two classes, with each class generally serving for a term of two years and only one class of directors being elected in each year.
See Article 27 of the existing organizational documents.

The proposed organizational documents provide that the board of directors of New Packable will be divided into three classes, with each class generally serving for a term of three years and only one class of directors being elected in each year.
See Article 7.2 of the proposed charter and Section 3.02 of the proposed bylaws.

Removal for Cause
(Organizational Documents Proposal C)
The existing organizational documents provide that any director may be removed from office (i) if prior to the consummation of a business combination, by an ordinary resolution of the holders of the Class B ordinary shares and (ii) if following the consummation of a business combination, by an ordinary resolution of the holders of ordinary shares.
See Article 29 of the existing organizational documents.

The proposed charter provides that, except for Preferred Stock Directors (as defined in our proposed organizational documents), any director may be removed from office at any time, but only for cause by the affirmative vote of the holders of a majority of the total voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
See Section 7.4 of the proposed charter

Ability of Stockholder to Call a Special Meeting
(Organizational Documents Proposal D)
The existing organizational documents provide that the board of directors shall, on a shareholder’s request, proceed to convene an extraordinary general meeting of Highland Transcend, provided that the requesting shareholders hold not less than 30% in par value of the issued shares entitled to vote at a general meeting.
See Articles 20.3 and 20.4 of the existing organizational documents.
The proposed organizational documents do not permit the stockholders of New Packable to call a special meeting. See Article 8.2 of the proposed charter and Section 2.03 of the proposed bylaws.

	Existing Organizational Documents	Proposed Organizational Documents
Action by Written Consent
(Organizational Documents Proposal E)
The existing organizational documents provide that a resolution in writing signed by all the shareholders entitled to vote at general meetings shall be as valid and effective as if the same had been passed at a duly convened and held general meeting.
See Article 22.3 of the existing organizational documents

The proposed organizational documents provide that, subject to the rights of the holders of shares of Class B common stock, any action required or permitted to be taken by New Packable’s stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.
See Article 8.1 of the proposed charter and Section 2.13 of the proposed bylaws.

Authorized Shares
(Organizational Documents Proposal F)
Our existing organizational documents authorize the issuance of up to 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share.
See paragraph 5 of the existing organizational documents.

The proposed charter authorizes the issuance of 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.
See Article 4 of the proposed charter.

The Director Election Proposal
Our shareholders are also being asked to approve the Director Election Proposal. Following the domestication, our board of directors will be divided into three classes, with only one class of directors being elected in each year. Each class of directors will generally serve for a three-year term. Pursuant to our existing organizational documents, prior to the closing, only holders of Class B ordinary shares can appoint or remove directors. As such, only holders of Class B ordinary shares will be entitled to vote at the general meeting to elect directors.
For additional information, see the section entitled “The Director Election Proposal” of this proxy statement/prospectus.
The Equity Incentive Plan Proposal
Our shareholders are also being asked to approve, by ordinary resolution, the Equity Incentive Plan Proposal. The purpose of the Packable Commerce, Inc. 2022 Equity Incentive Plan is to enable New Packable to offer its employees, directors and other individual service providers long-term equity-based incentives in New Packable, thereby attracting, retaining and rewarding such individuals, and strengthening the mutuality of interests between such individuals and New Packable’s stockholders.
For additional information, see “The Equity Incentive Plan Proposal” section of this proxy statement/prospectus.
The Employee Stock Purchase Plan Proposal
Our shareholders are also being asked to approve, by ordinary resolution, the Employee Stock Purchase Plan Proposal. The purpose of the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan is to provide eligible employees with an opportunity to increase their proprietary interest in the success of

New Packable by purchasing common stock from New Packable on tax-favorable terms and to pay for such purchases through payroll deductions, thereby providing eligible employees with an opportunity to increase their proprietary interest in the success of New Packable, motivating recipients to offer their maximum effort to New Packable and help focus them on the creation of long-term value consistent with the interests of our stockholders.
For additional information, see “The Employee Stock Purchase” section of this proxy statement/prospectus
The Adjournment Proposal
In the event that there are insufficient votes to approve the other Transaction Proposals, Highland Transcend’s board of directors may present a proposal to adjourn the general meeting to a later date or dates to permit further solicitation of proxies.
For additional information, see “The Adjournment Proposal” section of this proxy statement/prospectus.
Date, Time and Place of General Meeting
The general meeting will be held at 10:00 a.m., local time, on March 29, 2022, at the offices of Highland Transcend, 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140 or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the Transaction Proposals.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the general meeting if you owned ordinary shares at the close of business on January 20, 2022, which is the record date for the general meeting. You are entitled to one vote for each ordinary share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 27,101,589 shares of Class A ordinary shares of Highland Transcend outstanding and 7,500,000 shares of Class B ordinary shares of Highland Transcend outstanding.
Proxy Solicitation
Highland Transcend has engaged D.F. King to assist in the solicitation of proxies. If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the general meeting. A shareholder may also change its vote by submitting a later-dated proxy as described in the section entitled “General Meeting of Highland Transcend Shareholders — Revoking Your Proxy.”
Quorum and Required Vote for Proposals for the General Meeting
A quorum of Highland Transcend shareholders is necessary to hold a valid meeting. A quorum will be present at the general meeting if a majority of the issued shares entitled to vote at the general meeting is represented in person or by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Transaction Proposals.
The Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of the shareholders who attend and vote at the general meeting. Pursuant to our existing organizational documents, until the closing, only holders of Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Election Proposal. The election of each director nominee or re-nominee, as applicable, must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of the holders of not less than a majority of the outstanding Class B ordinary shares as of the record date that are present and vote at the general meeting. Approval of the Organizational Documents Proposals and the

Domestication Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of at least two-thirds of the shareholders who attend and vote at the general meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Transaction Proposals. A shareholder’s failure to vote by proxy or to vote in person at the general meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the outcome of any vote on any of the Transaction Proposals. The closing is conditioned on the approval of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) at the general meeting.
Recommendation to Highland Transcend Shareholders
After careful consideration, Highland Transcend’s board of directors recommends that Highland Transcend’s shareholders vote “FOR” each Transaction Proposal being submitted to a vote of Highland Transcend’s shareholders at the general meeting.
For a more complete description of Highland Transcend’s reasons for the approval of the business combination and the recommendation of Highland Transcend’s board of directors, see the section entitled “The Business Combination — Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination.”
When you consider the recommendation of the board of directors to vote in favor of approval of these Transaction Proposals, you should keep in mind that our sponsor and certain of our directors and officers have interests in the business combination that are different from or in addition to (and which may conflict with) your interests as a shareholder. Please see the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination.”
Comparison of Corporate Governance and Shareholder Rights
The domestication will change Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to Delaware and, as a result, Highland Transcend’s existing organizational documents will change and will be governed by the DGCL rather than Cayman Islands Companies Act. There are differences between Cayman Islands corporate law, which currently governs Highland Transcend, and Delaware corporate law, which will govern New Packable following the domestication. Additionally, there are differences between the proposed organizational documents of New Packable and the existing organizational documents of Highland Transcend.
For a summary of the material differences among the rights of holders of Class A common stock of New Packable and holders of ordinary shares of Highland Transcend see “Comparison of Corporate Governance and Shareholder Rights” and “The Organizational Documents Proposals.”
Regulatory Matters
The business combination and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirements or approvals except for upon approval of the Domestication Proposal, filings with the Cayman Islands and the State of Delaware necessary to effectuate the domestication.

Risk Factors
For purposes of this subsection only, “Packable,” “the Company,” “we,” “us” or “our” refer to Packable Holdings, LLC and its subsidiaries, unless the context otherwise requires.
In evaluating the Transaction Proposals set forth in this proxy statement/prospectus, you should carefully read this proxy statement/prospectus, including the annexes herein, and especially consider the factors discussed in the section entitled “Risk Factors.” In particular, such risks include, but are not limited to, the following:
•
We face significant competition in the eCommerce industry and may be unsuccessful in maintaining our position in the market against current and future competitors.

•
Our expansion into new products, services, technologies and geographic regions subjects us to additional risks.

•
The variability in retail demand places increased strain and uncertainty on our logistics and operations.

•
We may be impacted by marketplace programs designed to prevent fraudulent and unlawful activities of other third-party sellers.

•
Our business is highly dependent on developing and maintaining relationships with online marketplace operators and our failure to do so, or any restrictions on our ability to offer and market products on online marketplaces, could have an adverse impact on our business, financial condition and results of operations.

•
Our recent growth rates may not be sustainable or indicative of our future growth and we may not be able to successfully manage the challenges to our future growth.

•
A large percentage of our revenue is concentrated in a small number of marketplaces, and the loss of access to or a significant decline in activity levels in any of these marketplaces would adversely affect our business, financial condition, results of operations.

•
We have a history of losses and may generate operating losses as we continue to expand our business.

•
The COVID-19 pandemic, or other epidemics or pandemics, could have a material adverse effect on our operations, revenue and supply chain.

•
We have limited manufacturing capacity and intend to depend primarily on a small number of contract manufacturers and manufacturing partners in the future. Our operations could be disrupted if we encounter delays or other problems with these contract manufacturers.

•
We have significant ongoing capital requirements that could affect our liquidity and results of operations if we are unable to generate sufficient cash from operations or obtain sufficient financing on favorable terms. Our ability to timely raise capital in the future may be limited, or such capital may be unavailable on acceptable terms, if at all.

•
Failure to comply with legal and regulatory requirements could adversely affect our results of operations.

•
We are subject to various laws and regulations regarding the transportation of hazardous goods, which could have a material adverse effect on our business, financial condition and results of operations.

•
We may be subject to general litigation, legal proceedings, regulatory disputes and government inquiries.

•
We have identified a number of material weaknesses in our internal controls over financial reporting in connection with audits of our financial statements. If we are unable to promptly remediate such material weaknesses, or if we experience additional material weaknesses in ongoing audits, or in the future, we may not be able to accurately or timely report our financial condition or results of operations or prevent fraud, which may adversely affect our business and stock price.

•
Certain of Highland Transcend’s existing shareholders have agreed to vote in favor of the business combination, regardless of how our public shareholders vote.

•
The Sponsor, certain members of Highland Transcend’s board of directors and Highland Transcend’s officers have interests in the business combination that are different from or are in addition to other shareholders in recommending that shareholders vote in favor of approval of the business combination and the other proposals described in this proxy statement/prospectus.
•
The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus may not be indicative of what Highland Transcend’s actual financial position or results of operations would have been.

Litigation Relating to the Merger
On December 7, 2021, a purported shareholder of Highland Transcend filed a lawsuit in New York State Supreme Court, alleging that the registration statement filed on October 22, 2021 by Highland Transcend, in connection with the business combination with Packable, failed to disclose certain allegedly material information related to the business combination. The lawsuit asserted claims for fraudulent misrepresentation and concealment and for negligent misrepresentation and concealment under New York common law against Highland Transcend and its directors. The complaint sought a declaration that defendants negligently or fraudulently misrepresented, concealed or omitted material information; an injunction enjoining the shareholder vote on the proposed business combination until the information at issue is disclosed; monetary damages; and attorneys’ fees and expenses. On January 18, 2022, the plaintiff filed an amended complaint, dropping the claims for fraudulent and negligent misrepresentation and concealment under New York common law and asserting instead claims for breach of fiduciary duty under Delaware law and Cayman Islands law. The amended complaint seeks a declaration that defendants breached those duties, as well as the same injunctive and monetary relief sought by the original complaint. A preliminary injunction hearing was held on February 3, 2022, and the court has not yet issued a ruling.
There can be no assurances that additional complaints or demands will not be filed or made with respect to the merger. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, neither Highland Transcend nor Packable will necessarily announce them.
Please see the section entitled “The Business Combination — Litigation Relating to the Merger.”
Emerging Growth Company
Highland Transcend is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to non-emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. Highland Transcend intends to take advantage of the benefits of this extended transition period. This may make comparison of Highland Transcend’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.
Highland Transcend will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of its initial public offering or (b) in which it has total annual gross revenue of at least $1.07 billion (as adjusted for inflation pursuant to SEC rules from time to time), and (2) the date on which (x) it is deemed to be a large accelerated filer, which means the market value of its Class A ordinary shares that are held by non-affiliates exceeds $700 million as of the prior June 30th, or (y) the date on which it has issued more than $1.0 billion in nonconvertible debt during the prior three-year period.

Recent Developments
Preliminary Consolidated Financial Results for the Year Ended December 31, 2021
Set forth below are preliminary estimates of selected unaudited financial and other information of Packable for the year ended December 31, 2021 and actual audited financial results for the year ended December 31, 2020. Packable’s audited consolidated financial statements for the year ended December 31, 2021 are not yet available. The following information reflects Packable’s preliminary estimates based on currently available information and is subject to change. Packable has provided ranges, rather than specific amounts, for the preliminary estimates of the financial information described below primarily because its financial closing procedures for the year ended December 31, 2021 are not yet complete, and as a result, its final results upon completion of its closing procedures may vary from the preliminary estimates. In addition, Packable’s historical results are not necessarily indicative of the results that should be expected in the future and its estimated results for the year ended December 31, 2021 are not necessarily indicative of the results to be expected for the full year ending December 31, 2021 or any other future period. Revenue, gross profit, total operating expenses and net loss figures for the year ended December 31, 2020 were derived from Packable’s audited financial statements for the year ended December 31, 2020 included elsewhere in this proxy statement/prospectus.
	Year Ended December 30,
	2020	2021
(in millions)	Actual	Low	High
	(unaudited)
Revenue	$373.3	422	432
Gross profit	$176.7	183	193
Total operating expenses	$237.5	336	346
Net loss	$(113.9)	(185)	(166)
For the year ended December 31, 2021:
•
Packable expects revenue to be between $422 million and $432 million, as compared to revenue of $373.3 million for the year ended December 31, 2020.

•
Packable expects gross profit to be between $183 million and $193 million, as compared to gross profit of $176.7 million for the year ended December 31, 2020.

•
Packable expects total operating expenses to be between $336 million and $346 million, as compared to total operating expenses of $237.5 million for the year ended December 31, 2020.

•
Packable expects net loss to be between $(185) million and $(166) million, as compared to net loss of $(113.9) million for the year ended December 31, 2020.

Packable believes that the principal trends underlying these initial estimates largely relate to macroeconomic forces impacting its industry. Increased total operating expenses are believed to be primarily attributable to underlying business growth, public company preparedness, and the impact of the COVID-19 pandemic in the fourth fiscal quarter of 2021. COVID-19 factors include increased costs related to supply chain and labor; increases in cost of goods sold from brand partners; diminished capacity at Packable facilities due to labor and supply shortages; and diminished capacity at shipping providers.
The estimates presented above have been prepared by, and are the responsibility of, management of Packable. The preliminary results presented reflect management’s estimates based solely upon information available to us as of the date of this prospectus and is not a comprehensive statement of Packable’s financial results as of and for the year ended December 31, 2021. Packable’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled, or performed any procedures with respect to such preliminary information. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance on this preliminary information or its achievability, and assume no responsibility for, and disclaim any association with this information. Packable currently expects that its final results will be consistent with the estimates set forth above, but such estimates are preliminary and its final results could differ from these estimates due to the completion of its financial closing procedures, final adjustments and other developments that may arise between now and the time such consolidated financial statements for the year ended December 31, 2021 are issued. For example, during the course of the preparation of the respective financial statements and related notes, additional items that would require adjustments to be made to the preliminary estimated financial information presented above may be identified. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our or Packable’s control. See “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Packable” for additional information regarding these risks and uncertainties, including other factors that could cause Packable’s preliminary estimates to differ from the actual financial results that it will report for the year ended December 31, 2021.

COMPARATIVE SHARE INFORMATION
The following table sets forth selected historical comparative share and unit information for Highland Transcend and Packable and unaudited pro forma condensed combined per share information of New Packable after giving effect to the business combination, assuming two redemption scenarios, as follows:
•
Assuming No Redemptions: This presentation assumes that no Highland Transcend shareholders exercise redemption rights with respect to their public shares. This scenario assumes that there are 30,000,000 public shares.

•
Assuming Interim Redemptions: This presentation assumes that 12,755,000 Highland Transcend Class A ordinary shares are redeemed, resulting in an aggregate payment of $127.6 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

•
Assuming Maximum Redemptions: This presentation assumes that 25,510,000 Highland Transcend Class A ordinary shares, the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied, are redeemed, resulting in an aggregate payment of $255.1 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

•
Our existing organizational documents provide that a public shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of Highland Transcend, will be restricted from exercising this redemption right with respect to more than 15% of the public shares in the aggregate without the prior consent of Highland Transcend. Furthermore, Highland Transcend will only proceed with the business combination if it will have net tangible assets of at least $5,000,001 upon consummation of the business combination.

The weighted average shares outstanding and net earnings per share information reflect the business combination as if it had occurred on January 1, 2020.
This information is only a summary and should be read together with the selected historical financial information included elsewhere in this proxy statement/prospectus, and the historical financial statements of Highland Transcend and Packable and related notes that are included elsewhere in this proxy statement/ prospectus. The unaudited pro forma combined per share information of Highland Transcend and Packable is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement/prospectus. The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period.
			Pro Forma Combined
	Packable and Subsidiaries	Highland Transcend	Assuming No Redemptions	Assuming Interim Redemptions	Assuming Maximum Redemptions
As of and for the Nine Months Ended September 30, 2021
Basic and diluted net loss per share			$(0.52)	$(0.55)	$(0.60)
Basic and diluted net loss per unit	$(21.71)
Basic and diluted net loss per unit attributable to Packable	$(21.70)
Basic and diluted net loss per share, Class A ordinary shares		$(0.24)

			Pro Forma Combined
	Packable and Subsidiaries	Highland Transcend	Assuming No Redemptions	Assuming Interim Redemptions	Assuming Maximum Redemptions
Basic and diluted net loss per share, Class B ordinary shares		$(0.24)
Weighted average shares outstanding-basic and diluted			80,842,943	68,087,793	55,332,643
Weighted average common units outstanding-basic and diluted	8,976,515
Weighted average shares outstanding of Class A ordinary shares		30,000,000
Weighted average shares outstanding of Class B ordinary shares		7,500,000
As of and for the Year Ended December 31, 2020
Basic and diluted net loss per share			$(0.77)	$(0.82)	$(0.89)
Basic and diluted net loss per unit	$(11.50)
Basic and diluted net loss per share, Class A ordinary shares		$(0.26)
Basic and diluted net loss per share, Class B ordinary shares		$(0.26)
Weighted average shares outstanding-basic and diluted			80,842,943	68,087,793	55,332,643
Weighted average common units outstanding- basic and diluted	9,901,624
Weighted average shares outstanding of Class A ordinary shares		9,375,000
Weighted average shares outstanding of Class B ordinary shares		7,070,313

MARKET PRICE AND DIVIDEND INFORMATION
Highland Transcend
Highland Transcend’s units, public shares and public warrants are currently listed on the NYSE under the symbols “HTPA.U,” “HTPA” and “HTPA.WS,” respectively.
The closing price of the units, Class A ordinary shares and public warrants on September 7, 2021, the last trading day before announcement of the execution of the merger agreement, was $9.94, $9.71 and $0.72, respectively. As of January 20, 2022, the record date for the extraordinary general meeting, the most recent closing price for each unit, Class A ordinary share and public warrant was $10.38, $9.93 and $1.46, respectively.
Holders of the units, public shares and public warrants should obtain current market quotations for their securities. The market price of Highland Transcend’s securities could vary at any time before the business combination.
Holders
As of January 20, 2022, there was one holder of record of our units, one holder of record of our Class A ordinary shares, eight holders of record of our Class B ordinary shares and two holders of record of our public warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, public shares and public warrants are held of record by banks, brokers and other financial institutions.
Dividend Policy
Highland Transcend has not paid any cash dividends on the ordinary shares to date and does not intend to pay cash dividends prior to the completion of the business combination. The payment of cash dividends in the future will be dependent upon New Packable’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the business combination. The payment of any cash dividends subsequent to the business combination will be within the discretion of New Packable’s board of directors at such time.
Packable
Historical market price information for Packable’s capital stock is not provided because there is no public market for Packable’s capital stock. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Packable.”

RISK FACTORS
The risks described below should be carefully considered before making an investment decision. These are the most significant risk factors, but they are not the only risk factors that should be considered in making an investment decision. This proxy statement/prospectus also contains and may incorporate by reference forward-looking statements that involve risks and uncertainties. See the sections entitled “Cautionary Notice Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Packable” in this proxy statement/prospectus. Please also see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Highland Transcend’s Annual Report on Form 10-K/A for the year ended December 31, 2020, which is incorporated herein and attached as Annex J to this proxy statement/prospectus. The value of your investment following the completion of the business combination will be subject to significant risks affecting, among other things, New Packable’s business, consolidated financial condition or results of operations. The trading price of our securities could decline due to any of these risks, and investors in our securities may lose all or part of their investment.
Risks Related to Packable’s Business and Industry
For purposes of this subsection only, “Packable,” “the Company,” “we,” “us” or “our” refer to Packable Holdings, LLC and its subsidiaries, unless the context otherwise requires.
We face significant competition in the eCommerce industry and may be unsuccessful in maintaining our position in the market against current and future competitors.
Consumers today choose from a variety of different types of retailers, many of whom we compete with. We may compete with various retail stores, supermarkets, warehouse clubs and other mass and general retail and online merchandisers, including other online retailers and third-party marketplace sellers. We also compete with a number of companies offering direct-to-consumer brands. Many of our current competitors have, and potential competitors may have, longer operating histories, greater brand recognition, larger fulfillment infrastructures, greater technical capabilities, significantly greater financial, marketing and other resources and larger customer bases than we do. These competitors may engage in more extensive research and development efforts, undertake more far-reaching marketing campaigns and adopt more aggressive pricing policies (including but not limited to predatory pricing policies and the provision of substantial discounts). These factors may allow our competitors to build larger customer bases, derive greater net sales and profits from their existing customer base, acquire customers at lower costs or respond more quickly than we can to new or emerging technologies and changes in consumer preferences or habits.
We aim to differentiate ourselves from our competitors by providing a large selection of in-demand products, competitive pricing, convenience and exceptional customer service. If changes in consumer preferences decrease the competitive advantage attributable to these factors, or if we fail to otherwise positively differentiate our product offerings or customer experience from our competitors, our business, financial condition, and results of operations could be materially and adversely affected. We expect competition in the retail industry, in particular Internet-based competition, generally to continue to increase. While we maintain retail agreements with our brand partners authorizing us to sell their products on certain online marketplaces, often exclusively, there can be no assurance that such arrangements will remain in place in the future. If we fail to compete successfully, our business, financial condition, and results of operations could be materially and adversely affected.
In addition, we compete with other online resellers for partnerships with large CPGs and digitally-native brands. We believe that companies with a combination of technical expertise, brand recognition, financial resources and eCommerce experience may pose a significant threat of developing competing online retail distribution capabilities. As a result, our competitors may be better capitalized or better positioned to acquire, invest in or partner with other domestic and international brands. In particular, if other online resellers or online marketplaces choose to offer competing services, they may devote greater resources than we have available, have a more accelerated time frame for deployment and leverage their existing customer base and proprietary technologies to provide services or a user experience that consumers may view as superior.

If our competitors are more successful than us in offering compelling products or services or in attracting and retaining brand partners or consumers, our business, financial condition and results of operations may be adversely affected. If we are unable to constantly offer, develop and innovate new features, technology, products and services, or if we are unable to monetize new features and services in a timely manner, we may lose our position in the market. Our ability to maintain our competitive advantage depends on a number of factors, many of which are beyond our control, including:
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our ability to manage the financial and operational aspects of developing and launching new or improved technology, including making appropriate investments in our software systems, information technologies and operational infrastructure;

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our ability to maintain favorable relationships with the online marketplace operators;

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our ability to secure any required governmental permits and approvals and comply with governmental regulations;

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the level of commitment and interest from our actual and potential brand partners, including their ability to raise brand awareness;

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our competitors (including existing retailers and brands who may launch competing products, services and technologies) developing and implementing similar or better products, services and technologies;

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our ability to effectively manage any third-party challenges to the intellectual property behind our technology;

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our ability to predict and respond to evolving consumer trends, demands and preferences;

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our ability to maintain and expand our distribution and fulfilment capabilities;

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our ability to effectively collect, combine and leverage data about our consumers collected online in compliance with existing and any new data protection laws; and

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general economic and business conditions affecting consumer confidence and spending and the overall strength of our and our brand partners’ businesses.

Adverse developments with respect to one or more of the foregoing factors could adversely affect our business, financial condition and results of operations.
Our expansion into new products, services, technologies and geographic regions subjects us to additional risks.
Our growth strategy involves investments in new product and service offerings, new technologies and expanded geographic reach. We may have limited or no experience in certain of these offerings, technologies and geographic regions, and as a result, our activities may not meet our expectations, and we may not be successful enough in these newer activities to recoup our investments in them. These offerings can present new and difficult logistical and technological challenges, which may frustrate our partners and consumers, harm our business relationships and result in a loss of revenue and business opportunities. Such challenges may also subject us to claims if our partners or consumers experience service disruptions or failures or other quality issues. For example, we intend to expand to the west coast in 2022 through a new distribution and fulfillment center. However, there can be no assurance that we will be successful in geographic expansion or that such expansion will reduce shipping costs or improve the experience for our brand partners and consumers. In addition, our introduction of new products or services, expansion of our business in certain jurisdictions or industries and acquisitions of other businesses that operate in regulated spaces may subject us to additional laws, regulations or other government or regulatory scrutiny. Failure to realize the benefits of amounts we invest in product offerings, novel technologies and expanded geographic reach could result in the value of those investments being written down or written off.
The variability in retail demand places increased strain and uncertainty on our logistics and operations.
Demand for the products that we offer can fluctuate significantly for many reasons, including as a result of seasonality, evolving consumer preferences, promotions, product launches, or unforeseeable events, such as in response to natural or man-made disasters, extreme weather, or geopolitical events. For example, we expect a disproportionate amount of our retail sales to occur during our fourth quarter. Our failure to stock or restock popular products in sufficient amounts such that we fail to meet consumer demand could significantly affect our revenue and our future growth. When we overstock products, we may be required to take significant inventory markdowns or write-offs and incur commitment costs, which could materially reduce profitability. We may experience increases in our net shipping cost due to complimentary upgrades, split-shipments, and additional long-zone shipments necessary to ensure timely delivery for the holiday season. If too many users access our websites or the websites of online marketplaces where we operate within a short period of time due to increased demand, system interruptions could make these websites unavailable or prevent us from efficiently fulfilling orders, which may reduce the volume of goods we offer or sell and the attractiveness of our products. In addition, we may be unable to adequately staff our distribution and fulfillment network and customer service centers during these peak periods.
We may be impacted by marketplace programs designed to prevent fraudulent and unlawful activities of other third-party sellers.
Many of the online marketplaces in which we operate as a third-party seller maintain policies and processes designed to prevent sellers from collecting payments, fraudulently or otherwise, when buyers never receive the products they ordered or when the products received are materially different from the sellers’ descriptions, and to prevent sellers from selling unlawful, counterfeit, pirated, or stolen goods, selling goods in an unlawful or unethical manner, violating the proprietary rights of others, or otherwise violating policies of the marketplace. As a result, we may be subject to claims that our product descriptions are misleading, that we are selling counterfeit products, or that we are otherwise selling products unlawfully on certain marketplaces. Such claims and any related disputes may, in some cases, result in some or all of our product offerings being suspended or removed from marketplaces — regardless of whether such determination is accurate. Further, the online marketplaces in which we operate as a third-party seller maintain policies and processes designed to promote consumer reviews, upon which we rely in part to generate interest in the products we offer. Since such customer ratings and reviews are generated, organized and monitored on and by the online marketplaces, Packable is not able to verify that any individual review or rating is legitimate and not otherwise fraudulent, nor are we able to determine whether such reviews are provided by a customer or customers who purchased products from Packable. Any negative review, regardless of its accuracy, could have an adverse effect on Packable’s business. We may also be required to defend and indemnify marketplace operators for any claims made against the marketplace related to products we sell on such marketplaces. If we are unsuccessful in disputing such claims, our reputation may be harmed, and we could face civil or criminal liability for unlawful activities. As a result, our business, financial condition, and results of operations may be materially and adversely affected.
Increases in marketplace fulfillment and storage fees or our inability to access marketplaces fulfilment and storage programs could have an adverse impact on our profit margin and results of operations.
We utilize marketplace fulfillment and storage services, such as Amazon’s Fulfilled by Amazon platform and Walmart’s Walmart Fulfilment Services platform, to store our products at marketplace fulfillment centers and to pack and distribute these products to customers. If the fees related to such services were to increase, our profit margin could be adversely affected. Our business could also be adversely impacted if one or more such marketplace vendors cease to offer their fulfillment and/or storage services to us for any reason or no reason, or such services were to be adversely affected in any way for any reason or no reason.
Our business depends on our ability to build and maintain strong product listings on eCommerce platforms.
Our growth depends, in part, on our ability to successfully offer new products and improve or reposition our existing products to meet consumer needs. This, in turn, depends on our ability to predict and respond to evolving consumer trends, demands and preferences. The offering of innovative new products, such as through a partnership with a digitally native brand, involves considerable costs. In addition, it may be difficult to establish new supplier or partner relationships and determine appropriate product selection. Any new product, service or offering may not generate sufficient customer interest and sales to become profitable or to cover the costs of its marketing and promotion and, as a result, may reduce our operating income. Any such unsuccessful effort may adversely affect our brand and reputation. If we are unable to effectively anticipate, identify, develop or market products, that respond to changes in consumer requirements and preferences, or if our new product introductions or repositioned products fail to gain consumer acceptance, we may be unable to grow our business as anticipated, our sales may decline and our margins and profitability may decline or not improve. As a result, our business, financial condition, and results of operations may be materially and adversely affected.
Our business is highly dependent on developing and maintaining relationships with online marketplace operators and our failure to do so, or any restrictions on our ability to offer and market products on online marketplaces, could have an adverse impact on our business, financial condition and results of operations.
We generate a substantial portion of our revenue through online marketplaces, including ones operated by Amazon and Walmart. Because our relationships with online marketplace operators are generally terminable at will, we may be unable to maintain these relationships or our product listings, or our ability to offer or market products as a seller fulfilled prime or equivalent designated vendor and our results of operations could fluctuate significantly from period to period. Therefore, we are heavily dependent on our relationships with major marketplace operators for sustained revenue and growth. In particular, we depend on our ability to offer and sell products on marketplaces and in many cases, on the marketplace operators for the timely delivery of products to customers and for timely payment to us.
We sell products on each of Amazon’s and Walmart’s marketplaces under each of their standard third-party vendor agreements. Our third-party vendor agreements with Amazon and Walmart do not include a finite term or duration as sales under each third-party vendor agreement are generally made on a purchase order basis. Our third-party vendor agreement with Amazon provides that Amazon may terminate the agreement with 30 days' prior written notice, and we may terminate the agreement immediately upon notice to Amazon, provided, in each case, that we are required to fulfill any purchase orders that we accept before the effective date of termination. Our agreement with Walmart provides that either us or Walmart may terminate the agreement with 30 days' prior written notice. These agreements do not contain monetary terms or obligations, such as those found in a take or pay contract or in a requirements contract, and there are no minimum spend, sales or purchase obligations.
Further, as a third-party seller, we are subject to applicable marketplace policies, procedures and rules. Such policies, procedures and rules may stipulate that any or all of our product listings may be suspended or removed at the sole discretion of the marketplace operator. For example, our product listings could be suspended or removed if a marketplace operator determines that we are engaging in fraudulent or deceptive sales practices or if it determines that our products are unsafe — regardless of whether such determination is accurate. Adverse action may take effect automatically and without warning, giving us little opportunity to challenge adverse actions before they take effect. Furthermore, we may lack direct channels of communication with key decisionmakers at major marketplace operators, further presenting difficulties should we wish to challenge or reverse any adverse decisions affecting our product listings. Any adverse change in our relationship with marketplace operators, including termination of the relationship or restrictions on our ability to offer products or, could adversely affect our continued growth and financial condition and results of operations.
If we cannot successfully manage the unique challenges presented by international markets, we may not be successful in expanding our operations outside the United States.
Our strategy may include the expansion of our operations to international markets. Although certain members of our management team have experience in international business from prior positions, we have little experience with operations outside the United States. Our ability to successfully execute this strategy is affected by many of the same operational risks we face in expanding our U.S. operations. We may face competition in foreign markets from local incumbents that are more established, understand the local market, customs, and culture, may market and operate more effectively and/or may enjoy greater local affinity or awareness. In addition, our international expansion may be adversely affected by our ability to identify and gain access to local suppliers, obtain and protect relevant trademarks, domain names, and other intellectual property, as well as by local laws and customs, legal and regulatory constraints, political and economic conditions and currency regulations of the countries or regions in which we may intend to operate in the future. Risks inherent in expanding our operations internationally also include, among others, the costs and difficulties of managing international operations, adverse foreign currency exchange rate fluctuations, adverse tax consequences, domestic and international tariffs and other barriers to trade.

Our inability or failure to protect our intellectual property rights, or any claimed infringement by us of third-party intellectual rights, could have a negative impact on our operating results.
Our trademarks, trade secrets and other intellectual property, including proprietary software, as well as intellectual property that we may license, are valuable assets that are critical to our success. The unauthorized reproduction or other misappropriation of our intellectual property could cause a decline in our revenue. In addition, any infringement or other intellectual property claim made against us could be time-consuming to address, result in costly litigation, cause product delays, require us to enter into royalty or licensing agreements or result in our loss of ownership or use of the intellectual property.
Operating risks
Our recent growth rates may not be sustainable or indicative of our future growth and we may not be able to successfully manage the challenges to our future growth.
We have experienced significant growth in recent periods. This rate of growth may not be sustainable or indicative of our future rate of growth. We believe that our continued growth in net sales will depend upon, among other factors, our ability to:
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attract new customers who purchase products from us at the same rate and of the same type as our existing customer base;

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retain current customers and have them continue to purchase products from us at rates and in a manner consistent with their prior purchasing behavior;

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build existing and new customer’ trust in us and otherwise maintain our reputation;

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establish brand recognition with consumers;

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establish ourselves as a default third-party seller for product listings on online marketplaces;

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encourage consumers to expand the categories of products they purchase from us;

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enter into new joint ventures and attract new brand partners;

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attract new and retain existing vendors and partners to supply quality products at attractive prices;

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provide a superior customer experience;

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respond to changes in consumer access to and use of the Internet and mobile devices;

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react to challenges from existing and new competitors;

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develop a scalable, high-performance technology and fulfillment infrastructure that can efficiently and reliably handle increased demand, as well as the deployment of new features and the sale of new products;

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fulfill and deliver orders in a timely way and in accordance with customer expectations, which may change over time;

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respond to macroeconomic trends and their impact on consumer spending patterns;

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hire, integrate and retain talented personnel;

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leverage our technological and operational efficiencies; and

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invest in the infrastructure underlying our eCommerce platform, including with respect to data protection and cybersecurity.

Our ability to improve margins and achieve profitability will also depend on the factors described above. We cannot provide assurance that we will be able to successfully manage any of the foregoing challenges to our future growth. Any of these factors could cause our net sales growth to decline and may adversely affect our margins and profitability. In addition, our revenue growth during 2020 was due, in part, to the coronavirus disease 2019 (“COVID-19”) pandemic and the resulting shift to online purchases as many shops and other retail outlets were closed or had limited operations. The growth in revenue experienced in 2020 may not continue, or may continue at a reduced rate of growth, in future periods. Failure to continue our net sales growth or improve margins could have a material adverse effect on our business, financial condition, and results of operations. You should not rely on our historical rate of net sales growth as an indication of our future performance.
A large percentage of our revenue is concentrated in a small number of marketplaces, and the loss of access to or a significant decline in activity levels in any of these marketplaces would adversely affect our business, financial condition, results of operations.
We generated 97% of our net revenue for the fiscal year ended December 31, 2020 and 98% of our net revenue for the nine months ended September 30, 2021 from the Amazon and Walmart marketplaces. The concentration of a significant portion of our business and transaction volume with a limited number of marketplaces exposes us disproportionately to any change in our access to such marketplaces, the economic performance of such marketplaces and their respective operators, or any events, circumstances, or risks affecting such marketplaces and their respective operators. For example, we have historically been reliant on Amazon for our success, and there can be no assurance that we can maintain our competitive position on the Amazon marketplace or that we will be able to retain access to the Amazon marketplace in the future, including with seller fulfilled prime vendor or equivalent status, or at all. The loss of access to, or a reduction in prime vendor or equivalent status on, any of our top marketplaces would materially and adversely affect our business, financial condition, results of operations and future prospects.
We have a history of losses and may generate operating losses as we continue to expand our business.
We have a history of losses and may continue to generate operating losses in the near-term as we increase investment in our business. Furthermore, it is difficult for us to predict our future results of operations. We expect our operating expenses to increase over the next several years as we increase our advertising efforts, launch new distribution and fulfillment centers, expand our product offerings, hire additional personnel and continue to develop our technology platform. In particular, we intend to continue to invest substantial resources in marketing to attract new consumers and brand partners. Our operating expenses may also be adversely impacted by increased costs and delays in launching new fulfillment centers and expanding fulfillment center capacity as a result of the COVID-19 pandemic, as well as increased costs associated with operating our warehouses and returning to our corporate offices in a safe manner. If our future growth and operating performance fail to meet investor or analyst expectations, or if we have future negative cash flow or losses resulting from our investment in acquiring new customers, our financial condition and stock price could be materially and adversely affected.
The COVID-19 pandemic, or other epidemics or pandemics, could have a material adverse effect on our operations, revenue and supply chain.
The spread of any contagious disease that may result in an epidemic or pandemic on a regional or global scale may have a negative impact on our operations and the markets in which we operate. If one or more of the geographical areas in which we operate is affected by contagious diseases that cause an epidemic or pandemic on a regional or global scale, the operations of the company could be significantly affected. Since December 2019, the outbreak of the COVID-19 pandemic has resulted in a widespread health crisis that has adversely affected economies and financial markets worldwide, which has impacted our business as well as those of partners and suppliers.
Many countries have imposed restrictive measures to limit the spread of the virus, including, among other things, the temporary interruption of production activities, commercial activities and restrictions on the movement of goods and people. If a significant number of employees are quarantined or if they are otherwise limited in their ability to work at our locations, operations may be disrupted. Some of these restrictions have increased the costs associated with the transportation, delivery and fulfilment of our orders. The COVID-19 pandemic has also disrupted the global supply chain, which has caused, and may continue to cause, a shortage of inventory at our distribution and fulfilment centers.
The extent to which the COVID-19 pandemic impacts our business, financial condition, results of operations and liquidity in the future will depend on numerous evolving factors that we cannot predict, including the duration and scope of the pandemic; any resurgence of the pandemic, including any new variants; the availability and distribution of effective treatments and vaccines; governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic; the impact of the pandemic on national and global economic activity, unemployment levels and financial markets, including the possibility of a national or global recession; the potential for shipping difficulties, including slowed deliveries from sellers to their customers; and the ability of consumers to pay for products.
If we fail to acquire and retain new customers or partners, or fail to do so in a cost-effective manner, we may be unable to increase net sales, improve margins and achieve profitability.
Our success depends on our ability to acquire and retain new customers and to do so in a cost-effective manner. In order to expand our customer base, we must appeal to, and acquire, customers who have historically purchased their health, beauty, wellness and other products from other retailers such as traditional brick and mortar retailers, the websites of our competitors, other third-party marketplace sellers, or our suppliers’ own websites. We have made significant investments related to customer acquisition and expect to continue to spend significant amounts to acquire additional customers. We cannot assure you that the net sales from the new customers we acquire will ultimately exceed the cost of acquiring those customers. If we fail to deliver and market a robust product selection that matches consumer preferences, or if consumers do not perceive the products we offer to be of high value and quality, we may be unable to acquire or retain customers. If we are unable to acquire or retain customers who purchase products in volumes sufficient to grow our business, we may be unable to generate the scale necessary to achieve operational efficiency and drive beneficial network effects with our suppliers. Consequently, our prices may increase, or may not decrease to levels sufficient to generate customer interest, our net sales may decrease and our margins and profitability may decline or not improve. As a result, our business, financial condition, and results of operations may be materially and adversely affected.
In addition, we may fail to retain existing brand partners or acquire the new brand partners required to maintain or increase our revenue if we do not promote and sustain our brands and platform through marketing and other tools. Promoting and positioning our brands and platform will depend largely on the success of our marketing efforts, our ability to attract consumers cost-effectively and our ability to consistently provide high-quality products and a frictionless user experience. In order to acquire and retain partners, we have incurred and will continue to incur substantial expenses related to advertising and other marketing efforts. Our investments in marketing may not attract new partners or yield the intended return on investment, which could negatively affect our business, financial condition and results of operations. Furthermore, any new partners acquired and any reduction in the costs of partner acquisition during the COVID-19 pandemic may not persist following the pandemic. Our marketing activities also may fail to attract new partners and fail to engage our partners, which may have a material adverse effect on our business, financial condition and results of operations.
We also use paid and non-paid advertising. Our paid advertising includes search engine marketing, direct mail and paid social media. Our non-paid advertising efforts include search engine optimization, non-paid social media and e-mail marketing. We drive a significant amount of traffic to our websites and our marketplace product listings via search engines and, therefore, rely on search engines. Search engines frequently update and change the logic that determines the placement and display of results of a user’s search, such that the purchased or algorithmic placement of links to our marketplace product listings and websites can be negatively affected. Moreover, a search engine could, for competitive or other purposes, alter its search algorithms or results, causing our marketplace product listings or websites to place lower in search query results.
We also drive a significant amount of traffic to our marketplace product listings and our websites via social networking or other eCommerce channels used by our current and prospective customers. As social networking and eCommerce channels continue to rapidly evolve, we may be unable to develop or maintain a presence within these channels. If we are unable to cost-effectively drive traffic to our marketplace product listings or our websites, our ability to acquire new customers and our financial condition could be materially and adversely affected. Additionally, if we fail to increase our net sales per active customer, generate repeat purchases or maintain high levels of customer engagement, our business, financial condition, and results of operations could be materially and adversely affected.

Our expansion places a significant strain on our management, operational, financial, and other resources.
We are continuing to rapidly and significantly expand our operations, including increasing our product offerings and scaling our infrastructure to support our retail business. The complexity of the current scale of our business can place significant strain on our management, personnel, operations, systems, technical performance, financial resources, and internal financial control and reporting functions, and our expansion increases these factors. We intend to further expand our overall business, including headcount, and our revenues may not continue to grow at a level consistent with our headcount growth or at all.
As we expand, we will be required to continue to improve our operational, financial and management information systems. We have identified a need to upgrade and enhance our management, operational and financial systems in general, including our warehouse management and inventory control system, to support recent and expected future growth. The failure of our information systems to perform as intended, including the failure of our warehouse management system to operate as expected or to support our existing and/or new distribution centers at the desired level of operational capacity, could have a material adverse effect on our business, financial condition, and results of operations.
As we continue to grow, we must effectively integrate, develop and motivate a growing number of new employees while maintaining our corporate culture, which we consider vital to our continued success. We may find it difficult to maintain our corporate culture as we scale, which could limit our ability to innovate and operate effectively. In addition, our ability to maintain our culture as a public company, with the attendant changes in policies, practices, corporate governance and management requirements, may be challenging. Thus, failure to manage growth effectively could damage our reputation, limit our growth, and negatively affect our operating results.
The growth of our business depends on our ability to accurately predict consumer trends, successfully offer new products, improve existing products and expand into new markets.
Our growth depends, in part, on our ability to successfully offer new products and improve and reposition our existing product selection to meet the requirements of consumers. It also depends on our ability to expand our offerings through joint ventures and brand partnerships. This, in turn, depends on our ability to predict and respond to evolving consumer trends, demands and preferences. Our strategy is based on certain key trends and the projected growth of our key markets. However, historical trends may not be indicative of future trends and forecasts or estimated growth rates may not be accurate, in whole or part, or ever materialize. Further, underlying markets could decline, overall growth rates in our product categories could be slower than anticipated.
The offering of innovative new products and expansion into new offerings involves considerable costs. In addition, it may be difficult to establish new brand, supplier or partner relationships and determine appropriate product selection when developing a new product or offering. Any new product offering may not generate sufficient consumer interest and sales to become profitable or to cover the costs of its development and promotion and, as a result, may reduce our operating income. In addition, any such unsuccessful effort may adversely affect our brand and reputation. If we are unable to anticipate, identify, develop or market products or any new offering, that respond to changes in consumer requirements and preferences, or if our new product introductions, repositioned products, or new offerings fail to gain consumer acceptance, we may be unable to grow our business as anticipated, our sales may decline and our margins and profitability may decline or not improve. As a result, our business, financial condition, and results of operations may be materially and adversely affected.
A deterioration in our brand or reputation could have a material adverse effect on us.
We consider our reputation for offering great customer service one of the reasons for our success. Any failure to maintain a consistently high level of customer service, or a market perception that we do not maintain high-quality customer care, could impair our reputation and reduce the amount of positive customer recommendations that we receive. As a result, we risk losing both current and future consumers. As a result, we risk losing both current and future consumers. Customer complaints or negative publicity, including reviews, about our products, delivery times, or marketing strategies, even if not accurate, especially on blogs, social media websites and third-party marketplaces, could rapidly and severely diminish consumer opinion of our product listings and result in harm to us and our brand partners.
Customer complaints or negative publicity about our products, delivery times, or marketing strategies, even if not accurate, especially on blogs, social media websites and third-party market sites, could rapidly and severely diminish consumer opinion of our product listings and result in harm to us and our brand partners. Customers may also make safety-related claims regarding products sold through our online marketplace operators such as Amazon, which may result in removal or reduction of our products from marketplaces or removal or reduction in our ability to claim seller fulfilled prime vendor or equivalent status — regardless of whether such claims are accurate. We have from time to time experienced such removals and such removals may materially impact our financial results depending on the product that is removed and length of time that it is removed. We also use and rely on other services from third parties, such as our shipping and telecommunications services, and those services may be subject to outages and interruptions that are not within our control. Hence, feedback and public commentary, whether accurate or not, could undermine our reputation, our ability to attract new customer, and as a result, our financial condition.
We may be unable to accurately forecast net sales and appropriately plan our expenses in the future.
Revenue growth, gross profit and results of operations are difficult to forecast because they generally depend on the volume, timing and type of orders we receive, all of which are uncertain. We base our expense levels and investment plans on our estimates of net sales and gross margins. We cannot be sure the same growth rates, trends, and other key performance metrics are meaningful predictors of future growth. If our assumptions prove to be wrong, we may spend more than we anticipate acquiring and retaining customers or may generate lower net sales per active customer than anticipated, either of which could have a negative impact on our business, financial condition, and results of operations.
Our estimate of the size of our addressable market may prove to be inaccurate, which would affect our future growth rate.
Market estimates and growth forecasts are subject to significant uncertainty and are based on assumptions and estimates that may prove to be inaccurate. Even if the market in which we compete meets our size estimates and forecasted growth, our business could fail to grow at similar rates, if at all. While our market size estimate was made in good faith and is based on assumptions and estimates we believe to be reasonable, this estimate may not be accurate. If our estimates of the size of our addressable market are not accurate, our potential for future growth may be less than we currently anticipate, which could have a material adverse effect on our business, financial condition, and results of operations.
Shipping is a critical part of our business and any changes in, or disruptions to, our shipping arrangements could adversely affect our business, financial condition, and results of operations.
We currently rely on third-party national, regional and local logistics providers to deliver the products we offer on online marketplaces and our websites. If we are not able to negotiate acceptable pricing and other terms with these providers, or if these providers experience performance problems or other difficulties in processing our orders or delivering our products to customers, it could negatively impact our results of operations and our customer experience. For example, changes to the terms of our shipping arrangements may adversely impact our margins and profitability. In addition, our ability to receive inbound inventory efficiently and ship merchandise to customers may be negatively affected by factors beyond our and these providers’ control, including pandemics, inclement weather, fire, flood, power loss, earthquakes, acts of war or terrorism or other events specifically impacting our or other shipping partners, such as labor disputes, financial difficulties, system failures and other disruptions to the operations of the shipping companies on which we rely. We are also subject to risks of damage or loss during delivery by our shipping vendors. If the products ordered by our end consumers are not delivered in a timely fashion or are damaged or lost during the delivery process, they could become dissatisfied and cease buying products we offer on online marketplaces or our websites, which would adversely affect our business, financial condition, and results of operations. Further, due to the continuing spread of COVID-19 and its variant strains and related governmental work and travel restrictions, there may be disruptions and delays in national, regional and local shipping, which may negatively impact customer experience and our results or operations. The spread of COVID-19, and any future pandemic, epidemic or similar outbreak, may disrupt our suppliers and logistics providers, such as UPS and the U.S. Postal Service and other third-party delivery agents, as their workers may be prohibited or otherwise unable to report to work and transporting products within regions or countries may be limited due to extended holidays, factory closures, port closures and increased border controls and closures, among other things. We may also incur higher shipping costs due to various surcharges by third-party delivery agents on retailers related to the increased shipping demand resulting from the COVID-19 pandemic and any future pandemic, epidemic or similar outbreak.
If we do not successfully optimize, operate and manage the expansion of the capacity of our distribution and fulfillment centers, our business, financial condition, and results of operations could be harmed.
If we do not optimize and operate our distribution fulfillment centers successfully and efficiently, it could result in excess or insufficient fulfillment capacity, an increase in costs or impairment charges or harm our business in other ways. In addition, if we do not have sufficient fulfillment capacity or experience a problem fulfilling orders in a timely manner, our end consumers may experience delays in receiving their purchases, which could harm our reputation and our relationship with our end consumers. As a result of the COVID-19 pandemic, we may experience disruptions to the operations of our fulfillment centers, which may negatively impact our ability to fulfill orders in a timely manner, which could harm our reputation, relationship with customers and results of operations.
We have designed and built our own distribution and fulfillment center infrastructure, including configuring and/or customizing third-party inventory and package handling software systems, which is tailored to meet the specific needs of our business. If we continue to add fulfillment and warehouse capabilities, add new businesses or categories with different fulfillment requirements or change the mix in products that we sell, our distribution and fulfillment network will become increasingly complex and operating it will become more challenging. As we continue to grow, we will need to develop and implement new systems capable of addressing our needs efficiently. Failure to successfully address such challenges or implement such new systems or methods in a cost-effective, operationally seamless, and timely manner could impair our ability to timely deliver our end consumers’ purchases and could harm our reputation and ultimately, our business, financial condition, and results of operations.
We anticipate the need to add additional distribution and fulfillment center capacity as our business continues to grow. We cannot assure you that we will be able to locate suitable facilities on commercially acceptable terms in accordance with our expansion plans, nor can we assure you that we will be able to recruit qualified managerial and operational personnel to support our expansion plans. If we are unable to secure new facilities for the expansion of our fulfillment operations, recruit qualified personnel to support any such facilities, or effectively control expansion-related expenses, our business, financial condition, and results of operations could be materially and adversely affected. If we grow faster than we anticipate, we may exceed our distribution and fulfillment center capacity sooner than we anticipate, we may experience problems fulfilling orders in a timely manner or our end customers may experience delays in receiving their purchases, which could harm our reputation and our relationship with our end consumers and/or with our marketplace partners, and we would need to increase our capital expenditures more than anticipated and in a shorter time frame than we currently anticipate. Our ability to expand our distribution and fulfillment center capacity, including our ability to secure suitable facilities and recruit qualified employees, may be substantially affected by the spread of COVID-19 and its variant strains and related governmental orders and there may be delays or increased costs associated with such expansion as a result of the spread and impact of the COVID-19 pandemic. Many of the expenses and investments with respect to our distribution and fulfillment centers are fixed, and any expansion of such distribution and fulfillment centers will require additional investment of capital. We expect to incur higher capital expenditures in the future for our distribution and fulfillment center operations as our business continues to grow. We would incur such expenses and make such investments in advance of expected sales, and such expected sales may not occur. Any of these factors could materially and adversely affect our business, financial condition, and results of operations.
If we fail to improve and enhance the functionality, performance, reliability, design, security and scalability of our platform in a manner that responds to our partners’ evolving needs, our business may be adversely affected.
We rely on our technology platform to connect consumers with our partners’ products through logistics, marketplace and marketing management software. Our technology is, however, characterized by constant change and innovation, and we expect it to continue to evolve rapidly. We believe our ability to satisfy the needs of our partners, adapt to new developments in online retail marketplaces and attract consumers is crucial to our success. Our ability to improve our business, financial condition and results of operations will depend in large part on our ability to continue to improve and enhance the functionality, performance, reliability, design, security and scalability of our technology platform.
We may experience difficulties with software development that could delay or prevent the development, introduction or implementation of new solutions and enhancements to our technology platforms. Software development involves significant amounts of time and it can take our developers months to update, code and test new and upgraded solutions and integrate them into our technology platforms. We must also continually update, test and enhance our software and make sure that our technology platform operates effectively across multiple marketplaces and websites. The continual improvement and enhancement of our technology platform requires significant investment. To the extent we are not able to improve and enhance the functionality, performance, reliability, design, security and scalability of our technology platform in a manner that responds to our own or our merchants’ evolving needs, our business, financial condition and results of operations will be adversely affected.
We are subject to risks related to online payment methods.
We accept payments on our websites from consumers using a variety of methods, including credit card and debit card. As we offer new payment options to consumers, we may be subject to additional regulations, compliance requirements, fraud and other risks. For certain payment methods, we pay interchange and other fees, which may increase over time and raise our operating costs and lower profitability. We are also subject to payment card association operating rules and certification requirements, including the Payment Card Industry Data Security Standard (“PCI DSS”) and rules governing electronic funds transfers, which could change or be reinterpreted to make it difficult or impossible for us to comply. Failure to comply with PCI DSS or to meet other payment card standards may result in credit card processors ceasing or declining to do business with us, the imposition of financial penalties, or the allocation by the card brands of the costs of fraudulent charges to us.
Furthermore, as our business changes, we may be subject to different rules under existing standards, which may require new assessments that involve costs above what we currently pay for compliance. In the future, as we offer new payment options to consumers, including by way of integrating emerging mobile and other payment methods, we may be subject to additional regulations, compliance requirements and fraud. If we fail to comply with the rules or requirements of any provider of a payment method we accept, if the volume of fraud in our transactions limits or terminates our rights to use payment methods we currently accept, or if a data breach occurs relating to our payment systems, we may, among other things, be subject to fines or higher transaction fees and may lose, or face restrictions placed upon, our ability to accept credit card payments from consumers or facilitate other types of online payments. If any of these events were to occur, our business, financial condition, and results of operations could be materially and adversely affected.
We also occasionally receive orders placed with fraudulent data. If we are unable to detect or control fraud, our liability for these transactions could harm our business, financial condition, and results of operations.
We have a rapidly evolving and highly volatile business model.
We have a rapidly evolving business model, which may be volatile in a high-growth industry. As the eCommerce industry continues to mature, we expect the services and products associated with it to evolve. In order to stay current with our industry, our business model may need to evolve as well. From time to time, we may modify aspects of our business relating to our models and strategies. We cannot offer any assurance that these or any other modifications will be successful or will not result in harm to our business. We may not be able to manage growth effectively, which could damage our reputation, limit our growth and negatively affect our operating results. Further, we cannot provide any assurance that we will successfully identify all emerging trends and growth opportunities in our business sector and we may lose out on those opportunities. Such circumstances could have a material adverse effect on our business, financial condition, and results of operations.

Our reliance on software-as-a-service technologies from third parties may adversely affect our business and results of operations.
In addition to our own proprietary technology, we rely on Software-as-a-Service technologies from third parties in order to operate critical functions of our business, including financial management services, customer relationship management services, supply chain services, marketing services, data and analytics services and data storage services. If these services become unavailable due to extended outages or interruptions or because they are no longer available on commercially reasonable terms or prices, or for any other reason, our expenses could increase, our ability to manage our finances could be interrupted, our processes for managing sales of our offerings and customer support could be impaired, our ability to communicate with our suppliers could be weakened and our ability to access or save data stored to the cloud may be impaired until equivalent services, if available, are identified, obtained and implemented, all of which could harm our business, financial condition, and results of operations.
Our supplier relationships subject us to a number of risks.
We purchase significant amounts of products from a limited number of suppliers, including brand partners, with limited supply capabilities. There can be no assurance that our current or desired future suppliers will be willing and able to accommodate our anticipated growth or continue to supply current quantities at reasonable prices. An unwillingness or inability of our existing or desired future suppliers to provide products in a timely or cost-effective manner could impair our growth and materially and adversely affect our business, financial condition, and results of operations. For instance, as a result of the disruptions resulting from the COVID-19 pandemic, some of our existing suppliers were not able to supply us with products in a timely or cost-effective manner and desired future suppliers ceased establishment of new relationships. While we believe these disruptions to be temporary, their duration is uncertain and any future unwillingness or inability of our existing or desired future suppliers to provide products or other product supply disruptions that may occur in the future could impair our business, financial condition, and results of operations.
Our commercial agreements, strategic alliances, and other business relationships expose us to risks.
We have entered into various brand partnerships agreements, joint ventures, and other commercial agreements. These arrangements are complex and require substantial infrastructure capacity, personnel, and other resource commitments, which may limit the amount of business we can service or collaborate. We may not have the capacity to implement, maintain, and carry forward these commercial relationships. Moreover, we may not be able to enter into additional or alternative commercial relationships and strategic alliances on favorable terms. We also may be subject to claims from businesses to which we provide these services if we are unsuccessful in implementing, maintaining, or developing these services.
As our agreements terminate, we may be unable to renew or replace these agreements on comparable terms, or at all. We may in the future enter into agreements on less favorable terms or encounter parties that fail or have difficulty meeting their contractual obligations to us, which could adversely affect our operating results.
Our present and future eCommerce services agreements, other commercial agreements, and strategic alliances create additional risks such as:
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disruption of our ongoing business, including loss of management focus on existing businesses;

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impairment of other relationships;

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variability in revenue and income from entering into, amending, or terminating such agreements or relationships; and

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difficulty integrating under the commercial agreements.

We have identified a number of material weaknesses in our internal controls over financial reporting in connection with audits of our financial statements. If we are unable to promptly remediate such material weaknesses, or if we experience additional material weaknesses in ongoing audits, or in the future, we may not be able to accurately or timely report our financial condition or results of operations or prevent fraud, which may adversely affect our business and stock price.
Upon becoming a public company, we will be required to comply with the SEC’s rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which will require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of our controls over financial reporting. When we are required to comply with Sections 404(a) and (b) of the Sarbanes-Oxley Act, our assessment will need to include disclosure of any material weaknesses identified by our management in our internal control over financial reporting, as well as a statement that our independent registered public accounting firm has issued an opinion on the effectiveness of our internal control over financial reporting.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our consolidated financial statements will not be prevented or detected on a timely basis. In connection with the audit of our financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019, and 2018 we identified a material weakness in our internal control over financial reporting relating to technical expertise regarding accounting for transactions involving complex aspects of U.S. GAAP, segregation of duties within our finance and accounting processes, and reconciliation of accounting information. In addition, we identified a material weakness relating to design and operating effectiveness of certain controls over the accounting for physical inventory quantities, inventory pricing and insufficient processes related to three-way matching that resulted in corrections to current and prior reporting periods. These material weaknesses resulted in the correction of an immaterial error in our condensed consolidated financial statements as of and for the six months ended June 30, 2021, in which we identified an unreconciled inventory cut-off error of $3.5 million in a contra-account within our accounts payable. We concluded this out-of-period correction is not material to the Company’s previously reported condensed consolidated financial statements as of and for the six months ended June 30, 2021. We also identified a material weakness in regard to IT controls over privileged-level user access.
We are working to remediate the material weaknesses, have taken steps to enhance the internal control environment, and plan to take additional steps to further remediate the material weaknesses. Specifically, we are:
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implementing new systems and processes to address inadequacies in the legacy information management systems;

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hiring additional personnel who will have day to day responsibility for physical inventory accuracy; and

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engaging the services of consultants that specialize in accounting for complex transactions under U.S. GAAP and are recruiting a number of in-house employees experienced in technical accounting and SEC reporting matters in accordance with U.S. GAAP.

As a result of the business combination, after the closing, we will also be responsible for the unremediated material weakness identified by Highland Transcend with respect to the accounting for Highland Transcend’s warrants. See “— Risks Related to Highland Transcend and the Business Combination — We have identified a material weakness in our internal control over financial reporting as of December 31, 2020. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.”
We may not be able to fully remediate these material weaknesses until these steps have been operating effectively for a sufficient period of time. If we are unable to remediate such material weaknesses, or if we experience additional material weaknesses in ongoing audits, or in the future, we may not be able to accurately or timely report our financial condition or results of operations or prevent fraud, which may adversely affect our business and stock price.
Prior to the business combination, our management has concluded that uncertainties around our ability to raise additional capital raise substantial doubt about our ability to continue as a going concern if we do not receive additional financing capital in a timely manner.
We have experienced recurring losses and negative cash flows from operations, and have no certainty of achieving or growing revenues in the future. To date, we have not generated sufficient liquidity to fund our operations and have relied on funding through a combination of equity financing, bank debt and, previously, a revolving line of credit from one of our members. Without additional financing, such as in connection with the business combination, these conditions raise substantial doubt about our ability to continue as a going concern, meaning that we may be unable to continue operations for at least the next twelve months or realize assets and discharge liabilities in the ordinary course of operations. The report of our independent registered public accounting firm on our financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019, and 2018 includes an explanatory paragraph indicating that there is substantial doubt about our ability to continue as a going concern. Additionally, our financial statements have been prepared assuming the Company will continue as a going concern and do not include adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty. Given the impact of the COVID-19 pandemic on Packable's performance in the fourth fiscal quarter of 2021 and the ongoing market conditions, including the potential for significant redemptions, both Packable and Highland Transcend may determine supplemental financing is necessary to mitigate insufficient liquidity. In that situation, Packable and Highland Transcend may enter into discussions regarding such solutions with investment banks, current and potential investors and other financing sources. As of the date of this proxy statement/prospectus, neither Packable nor Highland Transcend nor any of their representatives have entered into any agreements relating to potential alternative or supplemental financing solutions.
We have significant ongoing capital requirements that could affect our liquidity and results of operations if we are unable to generate sufficient cash from operations or obtain sufficient financing on favorable terms. Our ability to timely raise capital in the future may be limited, or such capital may be unavailable on acceptable terms, if at all.
We expect to pay for projected capital expenditures with cash flows from operations, the proceeds from equity sales and debt financings. We cannot be certain when or if our operations will generate sufficient cash to fund our ongoing operations or the growth of our business. If we are unable to generate sufficient cash from operations, we would need to seek alternative sources of capital, including financings, to meet our capital requirements. We intend to continue to make investments to support our business and may require additional funds. If adequate funds are not available on acceptable terms, we may be unable to invest in future growth opportunities, which could harm our business, operating results and financial condition. Although we continue to pursue these plans, there can be no assurance that we will be successful in obtaining sufficient funding on terms acceptable to us to fund continuing operations, if at all.
The loss of key senior management personnel or the failure to hire and retain highly skilled and other key personnel could negatively affect our business.
We depend on our senior management and other key personnel, particularly Andrew Vagenas, our CEO. We are in the process of obtaining “key person” life insurance policies for Mr. Vagenas. We also rely on other highly skilled personnel who may have critical but inadequately documented business knowledge. Competition for qualified personnel in the logistics, technology and marketing industries has historically been intense, particularly for software engineers, computer and data scientists, other technical staff and marketing and brand managers. The loss of any of our executive officers or other key employees or the inability to hire, train, retain, and manage qualified personnel, could harm our business.
Our management team has limited experience managing a public company.
Most of the members of our management team have limited experience managing a publicly traded company, interacting with public company investors, and complying with the increasingly complex laws pertaining to public companies. Additionally, several members of our management team were recently hired, including our Chief Financial Officer, Andreas Schulmeyer, Chief Information Officer, Ash Mehra, Chief Growth Officer, Adam Rodgers, Chief People Officer, Leanna Bautista, Chief Marketing Officer, Daniel Bennett and Chief Legal Officer, Maria Harris. Our management team may not successfully or efficiently manage their new roles and responsibilities and may not be fully integrated as a team due to their short tenure with the company. In addition, our transition to being a public company subjects us to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from our senior management and could divert their attention away from the day-to-day management of our business, which could adversely affect our business, financial condition, and operating results.
We will incur increased costs as a result of operating as a public company.
We will incur increased costs as a result of operating as a public company, and our management will devote substantial time to new compliance initiatives. If we complete the Business Combination and become a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. As a public company, we will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as rules adopted, and to be adopted, by the SEC and the applicable stock exchange. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives and may not effectively or efficiently manage our transition into a public company. Moreover, we expect these rules and regulations to substantially increase our legal and financial compliance costs and to make some activities more time-consuming and costly. For example, we expect these rules and regulations to make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be forced to accept reduced policy limits or incur substantially higher costs to maintain the same or similar coverage. We cannot predict or estimate the amount or timing of additional costs we may incur to respond to these requirements. The impact of these requirements could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, its board committees or as executive officers.
We may face difficulties in meeting our labor needs to effectively operate our business.
We are heavily dependent upon our labor workforce. Our compensation packages are designed to provide benefits commensurate with our level of expected service. However, we face the challenge of filling many positions at wage scales that are appropriate to the industry, market, competition and other factors. We also face other risks in meeting our labor needs, including competition for qualified personnel, overall unemployment levels, and increased costs associated with complying with regulations relating to the COVID-19 pandemic. In addition, the COVID-19 pandemic and other factors have contributed to a labor shortage, which has increased, and may continue to increase, our labor costs as a result of limited applicants for jobs requiring on-site work. Changes in any of these factors, including a continuing shortage of available workforce, could interfere with our ability to provide adequate customer service and could result in increasing labor costs.
Currently, none of our employees are represented by a union. However, our employees have the right under the National Labor Relations Act to choose union representation. If all or a significant number of our employees become unionized and the terms of any collective bargaining agreement were significantly different from our current compensation arrangements, it could increase our costs and adversely impact our profitability. Moreover, if a significant number of our employees participate in labor unions, it could put us at increased risk of labor strikes and disruption of our operations or adversely affect our growth and results of operations. We could face future union organization efforts or elections, which could lead to additional costs, distract management or otherwise harm our business.
Our insurance coverage may not be adequate.
We believe that we maintain insurance customary for businesses of our size and type. However, there are losses we may incur that cannot be insured against or that we believe are not economically reasonable to insure, and there can be no assurance that we can obtain or maintain adequate insurance coverage for the risks we face. Such losses could have a material adverse effect on our business, financial condition and results of operations.
If our security measures, or those maintained on our behalf, are compromised now, or in the future, or the security, confidentiality, integrity or availability of our information technology, software, services, networks, communications or data is compromised, limited or fails, our business could experience a material adverse impact, including a material interruption to our operations.
Operating our business and platform involves the collection, storage, transmission, disclosure, sharing and other processing of sensitive, proprietary and confidential information, including personal data that identifies or is identifiable to actual or prospective customers, personnel, suppliers and others; intellectual property; trade secrets; and other proprietary business information owned or controlled by ourselves or third parties. We employ third-party service providers for a variety of reasons, such as to collect, store, transmit, disclose, share and otherwise process sensitive, proprietary, and confidential information on our behalf. While we may rely on tokenization solutions licensed from third parties or other security measures in an effort to securely transmit our information, including credit card numbers, advances in computer capabilities, new technological discoveries or other developments may result in the whole or partial failure of this technology to protect our data from being breached or compromised. Similarly, our security measures, and those of our third-party service providers, may not detect or prevent all attempts to breach our systems or those of our third-party service providers. Cyberattacks, malicious internet-based activity and online and offline fraud are prevalent and continue to increase. These threats are becoming increasingly difficult to detect. In addition to traditional computer “hackers,” threat actors, software bugs, malicious code (such as viruses and worms), personnel misconduct or error, theft, denial-of-service attacks (such as credential stuffing), and ransomware attacks, sophisticated nation state and nation-state supported actors now engage in attacks (including advanced persistent threat intrusions). We may also be the subject of phishing attacks, social engineering attacks, viruses, malware installation, server malfunction, software or hardware failures, loss of data or other computer assets or similar issues. Ransomware attacks, including those from organized criminal threat actors, nation-states and nation-state supported actors, are becoming increasingly prevalent and severe and can lead to significant interruptions, delays, or outages in our operations, loss of data, significant expenses to restore data or systems, reputational loss and the diversion of funds. To alleviate the financial, operational and reputational impact of a ransomware attack, ransomware attack victims may prefer to make payment demands, but if we were to be a victim of such attack, we may be unwilling or unable to do so (including, for example, if applicable laws or regulations prohibit such payments). Similarly, supply-chain attacks have increased in frequency and severity, and we cannot guarantee that third parties and infrastructure in our supply chain have not been compromised or that they do not contain exploitable defects or bugs that could result in a breach of or disruption to our systems and networks or the systems and networks of third parties that support us and our services. Due to the COVID-19 pandemic and our remote workforce, there exists an increased risk to our information technology assets and data. Any of these aforementioned threats and other similar attacks, disruptions or accidents, could cause a security incident, which could jeopardize the security, privacy confidentiality, integrity and availability of information stored in or transmitted by our website, networks and systems or that we or our third-party service providers otherwise maintain, including payment card systems, may subject us to fines or higher transaction fees or limit or terminate our access to certain payment methods. Future acquisitions could expose us to additional cybersecurity risks and vulnerabilities from any newly acquired information technology infrastructure.
We and our service providers may not anticipate or prevent all types of attacks until after they have already been launched, and techniques used to obtain unauthorized access to or sabotage systems change frequently and may not be known until launched against us or our third-party service providers. In addition, cybersecurity incidents can also occur as a result of non-technical issues, including intentional or inadvertent breaches by our personnel or by persons with whom we have commercial relationships.
Breaches of our security measures or those of our third-party service providers or any cybersecurity incident could result in unauthorized access to our website, networks and systems; unauthorized access to, acquisition of, disclosure of, misappropriation of and other processing of sensitive, proprietary and confidential information (including consumer and/or personnel information); viruses, worms, spyware or other malware being served from our website, networks or systems; deletion or modification of content or the display of unauthorized content on our website; interruption, disruption or malfunction of operations; costs relating to cybersecurity incident remediation, deployment of additional personnel and protection technologies, response to governmental investigations and media inquiries and coverage; engagement of third-party experts and consultants; breach of our data protection obligations such as under law, contract, and policy; diversion of management attention; changes in our business activities and practices; litigation, regulatory action and other potential liabilities. If any cybersecurity incident were to occur, or there is a public perception that we, or our third-party service providers, have suffered such a breach, our reputation and brand could also be damaged and we could be required to expend significant capital and other resources to alleviate problems caused by such cybersecurity incidents. As a consequence, our business could be materially and adversely impacted and we could also be exposed to litigation and regulatory action and possible liability. In addition, an unauthorized party who obtains a customer’s password could access the customer’s transaction data or personal information. Any compromise or breach of our security measures, or those of our third-party service providers, could violate applicable privacy, data security and other laws, and cause significant legal and financial exposure, adverse publicity and a loss of confidence in our security measures, any of which could have a material adverse effect on our business, financial condition, and results of operations. Moreover, security incidents can result in the diversion of funds, and interruptions, delays, or outages in our operations and services, including due to ransomware attacks. Failures or significant downtime of our information technology or telecommunication systems or those used by our third-party service providers could cause significant interruptions to our operations and adversely impact the confidentiality, integrity and availability of sensitive, proprietary or confidential information and prevent us from administering our business.
Applicable data protection laws, contracts, policies and other data protection obligations may require us to notify relevant stakeholders of security incidents, including affected individuals, customers, regulators, credit reporting agencies, the media and others. Such disclosures are costly, and the disclosures or the failure to comply with such requirements, could lead to material adverse impacts such as negative publicity; loss of customer confidence in our services or security measures; investigations; and private or government claims.
There can be no assurance that the limitations of liability in our contracts would be enforceable or adequate or would otherwise protect us from liabilities or damages if we fail to comply with applicable data protection laws, contracts, policies or other data protection obligations related to information security or security incidents.
While we may maintain cybersecurity insurance, we cannot be certain that our coverage will be adequate for liabilities actually incurred; insurers will cover our claims; or that insurance will continue to be available to us on economically reasonable terms, or at all. Additionally, even though we continue to devote significant resources to monitor and update our systems and implement information security measures to protect our systems, there can be no assurance that any controls and procedures we have in place will be sufficient to protect us from future cybersecurity incidents. Failure by us or our vendors to comply with data security requirements, including the California Consumer Privacy Act’s “reasonable security” requirement in light of the private right of action, or rectify a security issue may result in class action litigation, fines and the imposition of restrictions on our ability to accept payment cards, which could adversely affect our operations. As cyber threats are continually evolving, our controls and procedures may become inadequate and we may be required to devote additional resources to modify or enhance our systems in the future. As a result, we may face interruptions to our systems, reputational damage, claims under privacy and data protection laws and regulations, customer dissatisfaction, legal liability, enforcement actions or additional costs, any and all of which could adversely affect our business, financial condition, and results of operations.
Any significant disruption in service on our technology platform or in our computer systems or damage to our distribution and fulfilment sites could damage our reputation and result in a loss of customers and revenue, which would harm our business and results of operations.
Our brand, reputation and ability to attract and retain brand partners to utilize our technology platform and services and customers to purchase our products depend upon the reliable performance of our physical infrastructure, network infrastructure and content delivery processes. We have experienced interruptions in these systems in the past, including server failures that temporarily slowed down or interfered with the performance of our technology platform and we may experience interruptions in the future.
Interruptions in these systems, whether due to system failures, human input errors, computer viruses or physical or electronic break-ins, ransomware and denial-of-service attacks on us or communications infrastructure, could affect the availability of our services and platforms and prevent or inhibit the ability of customers to access or complete purchases of our products, resulting in a loss of revenue. Significant damage to a key distribution or fulfilment site, such as our Long Island replenishment site in New York, could also adversely affect our productivity, delivery and fulfilment. Changes in law or regulations applicable to data centers could also cause a disruption in service on our platforms. Volume of traffic and activity on our platform spikes on certain days, such as during a Cyber Monday promotion, and any such interruption would be particularly problematic if it were to occur at such a high-volume time. Problems with the reliability of our systems could prevent us from earning revenue and could harm our reputation. Damage to our reputation, any resulting loss of consumer, retailer or brand confidence and the cost of remedying these problems could negatively affect our business, financial condition and results of operations.
Substantially all of the communications, network and computer hardware used to operate our platform is strategically located, for convenience and regulatory reasons, at various facilities. The proprietary technology platform is hosted predominantly in Hauppauge, New York. The hosting systems are located in one data center. We either lease or own our servers and have service agreements with data center providers. Our systems and operations are vulnerable to damage or interruption from fire, flood, power loss, telecommunications failure, terrorist attacks, acts of war, electronic and physical break-ins, computer viruses, earthquakes and similar events. The occurrence of any of the foregoing events could result in damage to our systems and hardware or could cause them to fail completely, and our insurance may not cover such events or may be insufficient to compensate us for losses that may occur. A system failure at one site could result in reduced platform functionality for our brand partners and consumers, and a total failure of our systems could cause our technology platform or websites to be inaccessible by some or all brand partners or consumers. Any errors, defects, disruptions or other performance problems with our platform or services could harm our reputation and may have a material adverse effect on our business, financial condition and results of operations.
Our business is heavily dependent on our ability to source, manage and sell inventory.
We source all of the products we market and sell directly or indirectly from a global network of third-party suppliers. If we experience significant increases in demand, or need to replace an existing supplier, there can be no assurance that any supplier would allocate sufficient capacity to us in order to meet our requirements. In addition, the COVID-19 pandemic contributed to recent global shipping disruptions around the world, which has led to numerous supply chain delays and a shortage of inventory. This has disrupted, and may in the future disrupt, our ability to source sufficient inventory to meet consumer demand, particularly as a result of heightened consumer demand during holiday seasons. Moreover, given disruptions in the supply of raw materials used by manufacturers, our suppliers might not be able to locate alternative sources of raw materials of comparable quality at an acceptable price. Any delays, interruption, or increased costs in the manufacture of our products could further disrupt our ability to secure inventory from our suppliers and have a material adverse effect on our operating results.
We currently operate distribution and fulfillment centers out of Long Island, New York, from which a substantial portion of our inventory is shipped directly to consumers or to third-party fulfillment and storage centers. We rely significantly on the orderly operation of these centers. If complications arise, or if a particular facility is damaged or destroyed, our ability to deliver inventory timely may be significantly impaired, which could materially and adversely affect our business. Our failure to properly handle such inventory or to accurately forecast product demand may result in us being unable to secure sufficient storage space or to optimize our distribution and fulfillment network or cause other unexpected costs and other harm to our business and reputation. For example, we may accumulate non-cancelable purchase commitments for inventory for which there is inadequate demand if we overestimate consumer demand. On the other hand, we may lose customers and revenue if we fail to maintain an adequate inventory to meet consumer demand.
We rely heavily on shipping companies such as UPS and the U.S. Postal Service for inventory supply and timely product distribution. Our utilization of delivery services for shipments is subject to risks that may affect our ability to source delivery services that adequately meet our shipping needs. We are subject to shipping delays or disruptions caused by increases in fuel prices, inclement weather, natural disasters, labor activism, health epidemics or bioterrorism. We may also experience shipping delays or disruptions due to other carrier-related issues relating to their own internal operational capabilities. Further, we rely on the business continuity plans of these third parties to operate during pandemics, like the COVID-19 pandemic, and we have limited ability to influence their plans, prevent delays, and/or cost increases due to reduced availability and capacity and increased required safety measures.
Our inability to negotiate acceptable terms with these companies or performance problems or other difficulties experienced by these companies or by our own transportation systems could negatively impact our operating results and customer experience. Occasionally, we may change third-party transportation providers and we could face logistical difficulties that could adversely affect deliveries. In addition, we could incur costs and expend resources in connection with such change, and fail to obtain terms as favorable as those we currently receive. Disruptions at our distribution facilities or in our operations due to natural or man-made disasters, pandemics (such as COVID-19) or other disease outbreaks, fire, flooding, terrorism or other catastrophic events, system failure, labor disagreements or shipping problems may cause delays in the delivery of products to our customers.
Significant merchandise returns or refunds could harm our business.
We allow our end consumers to return products and offer refunds, subject to our return and refunds policy. If merchandise returns or refunds are significant or higher than anticipated and forecasted, our business, financial condition, and results of operations could be adversely affected. Further, we modify our policies relating to returns or refunds from time to time, and may do so in the future, which may result in customer dissatisfaction and harm our reputation or brand, or an increase in the number of product returns or the amount of refunds we make.
General economic factors, natural disasters or other unexpected events may adversely affect our business, financial condition and results of operations.
Our business, financial condition and results of operations depend significantly on worldwide macroeconomic conditions and their impact on consumer spending habits. Recessionary economic cycles, higher interest rates, volatile fuel and energy costs, inflation, levels of unemployment, decreases in discretionary consumer spending, conditions in the residential real estate and mortgage markets, access to credit, consumer debt levels, unsettled financial markets and other economic factors that may affect consumer spending or buying habits could materially and adversely affect demand for our products.
In addition, volatility in the financial markets has had, and may continue to have, a negative impact on consumer spending patterns. Consumer purchases of discretionary items generally decline during recessionary periods and other periods where disposable income is adversely affected. A downturn in the economy affects retailers disproportionately, as consumers may prioritize reductions in discretionary spending, which could have a direct impact on purchases of our products and adversely impact our results of operations. A reduction in consumer spending or disposable income may affect us more significantly than companies in other industries and companies with a more diversified product offering. In addition, reduced consumer spending may drive us and our competitors to offer additional products at promotional prices, which would have a negative impact on our gross profit.
In addition, various market trends we anticipate may not develop or at the speed which we expect, which could result in costs and capacity outpacing demand. In addition, negative national or global economic conditions may materially and adversely affect our suppliers’ financial performance, liquidity and access to capital. This may affect their ability to maintain their inventories, production levels and/or product quality and could cause them to raise prices, lower production levels or cease their operations.
Economic factors such as increased commodity prices, shipping costs, inflation, higher costs of labor, insurance and healthcare, and changes in or interpretations of other laws, regulations and taxes may also increase the cost of sales, distribution costs and administrative costs, and otherwise adversely affect our financial condition and results of operations. Any significant increases in costs may affect our business disproportionately to that of our competitors. Changes in trade policies or increases in tariffs may have a material adverse effect on global economic conditions and the stability of global financial markets and may reduce international trade.
Natural disasters and other adverse weather and climate conditions, public health crises, political crises, terrorist attacks, war and other political instability or other unexpected events, could disrupt our operations, or the operations of one or more of our brand partners or suppliers. Such events may also impact consumer discretionary spending, including spending on health, beauty and wellness products. If any of these events occurs, our business, financial condition and results of operation could be adversely affected.
Disruption of global capital and credit markets may have a material adverse effect on our liquidity and capital resources.
Distress in the financial markets has in the past and can in the future result in extreme volatility in security prices, diminished liquidity and credit availability. We will require equity and/or debt financing to support on-going operations, to undertake capital expenditures or to undertake acquisitions or other business combination transactions. Disruptions or declines in the global capital markets and/or a decline in our financial performance, outlook, or credit ratings could cause us to incur higher borrowing costs and experience greater difficulty accessing public and private markets for debt. There can be no assurance that our liquidity will not be affected by changes in the financial markets and the global economy or that our capital resources will at all times be sufficient to satisfy our liquidity needs. Our inability to raise financing, on reasonable terms or at all, to fund on-going operations, capital expenditures or acquisitions may adversely affect our ability to fund our operations, meet contractual commitments, make future investments or desirable acquisitions, or respond to competitive challenges and may have a material adverse effect upon our business, financial condition, results of operations or prospects.
We may seek to grow our business through acquisitions of, or investments in, new or complementary products, businesses, facilities or technologies , or through strategic alliances, and the failure to manage these acquisitions, investments or alliances, or to effectively integrate them with our existing business, could have a material adverse effect on us.
From time to time we will consider opportunities to acquire or make investments in brand partners, businesses, facilities, technologies or offerings, or enter into strategic alliances, that may enhance our capabilities, expand our outsourcing and supplier network, complement our current products or expand the breadth of our markets. Acquisitions, investments and other strategic alliances involve numerous risks, including:
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loss of the value of our investments and alliances in businesses with which we partner;

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problems integrating the acquired products, business, facilities, or technologies, including issues maintaining uniform standards, procedures, controls and policies;

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unanticipated costs associated with acquisitions, investments or strategic alliances;

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the assumption of the liabilities and exposure to unforeseen liabilities of acquired companies, including liabilities for failure to comply with regulations;

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potential divestitures or other requirements imposed by antitrust regulators;

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diversion of management’s attention from other partners and products;

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adverse effects on existing business relationships with partners, suppliers, marketplace operators and distribution vendors;

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the need to obtaining additional required regulatory approvals, licenses and permits;

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conflicts of interest with respect to our equity interests in our partners;

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risks associated with entering new markets in which we may have limited or no experience;

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potential loss of key employees of acquired businesses; and

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increased legal and accounting compliance costs.

Our ability to successfully grow through strategic transactions depends upon our ability to identify, negotiate, complete and integrate suitable target products, businesses, facilities, and technologies and to obtain any necessary financing. These efforts could be expensive and time-consuming and may disrupt our ongoing business and prevent management from focusing on our operations. If we are unable to identify suitable acquisitions or strategic relationships, or if we are unable to integrate any acquired businesses, facilities, technologies and products effectively, our business, financial condition, and results of operations could be materially and adversely affected. Also, while we employ several different methodologies to assess potential business opportunities, the new businesses may not meet or exceed our expectations.
We are dependent upon access to capital, including bank credit facilities and short-term vendor financing, for our liquidity needs.
We must have sufficient sources of liquidity to fund our working capital requirements and indebtedness. The future availability of financing will depend on a variety of factors, such as economic and market conditions, the availability of credit and our credit rating, as well as our reputation with potential lenders. We currently rely on our ABL Credit Facility (as defined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Packable”) for our short-term liquidity needs. Our access to credit under our ABL Credit Facility is potentially subject to significant fluctuations depending on the value of the borrowing base eligible assets as of any measurement date. For example, as of September 30, 2021, while our ABL Credit Facility's aggregate revolving limit amounted to $150 million and the amount borrowed as of that date amounted to approximately $68 million, the additional availability as of that date, which is based on the borrowing base eligible assets and can be subject to certain availability blocks from time to time, amounted to approximately $12 million. We additionally rely on short-term vendor financing, which as of September 30, 2021 amounted in aggregate to approximately $55 million of trade accounts payable and amounts due to related parties. We have determined that additional financing, including, for example, in connection with the completion of the business combination, will be required to fund our operations for the next 12 months and our ability to continue as a going concern is dependent upon obtaining additional capital and financing, which cannot be assured. See “— Operating Risks — Prior to the business combination, our management has concluded that uncertainties around our ability to raise additional capital raise substantial doubt about our ability to continue as a going concern if we do not receive additional financing capital in a timely manner.” These factors could materially adversely affect our ability to fund our working capital requirements, costs of borrowing, and our financial position and results of operations would be adversely impacted.
Parties with whom we do business may be subject to insolvency risks or may otherwise become unable or unwilling to perform their obligations to us.
We are a party to contracts, transactions and business relationships with various third parties, including partners, vendors, suppliers, service providers and lenders, pursuant to which such third parties have performance, payment and other obligations to us. In some cases, we depend upon such third parties to provide essential products, services or other benefits, including with respect to merchandise, advertising, software development and support, logistics, other agreements for goods and services in order to operate our business in the ordinary course, extensions of credit, credit card accounts and related receivables from marketplaces and others, and other vital matters. Economic, industry and market conditions, including as a result of the COVID-19 pandemic, could result in increased risks to us associated with the potential financial distress or insolvency of such third parties. We are not currently able to accurately determine the extent and scope of the impact of the COVID-19 pandemic on such third parties. If any of these third parties were to become subject to bankruptcy, receivership or similar proceedings, our rights and benefits in relation to its contracts, transactions and business relationships with such third parties could be terminated, modified in a manner adverse to us, or otherwise impaired. We cannot make any assurances that we would be able to arrange for alternate or replacement contracts, transactions or business relationships on terms as favorable as our existing contracts, transactions or business relationships, if at all. Our inability to do so could negatively affect our cash flows, financial condition and results of operations.
Legal and Regulatory risks
Failure to comply with legal and regulatory requirements could adversely affect our results of operations.
We and our operations are subject to regulation by the Occupational Safety and Health Administration (“OSHA”), the Food and Drug Administration (the “FDA”), the Federal Aviation Administration (the “FAA”), the Federal Trade Commission (the “FTC”) and by various other federal, state, local and foreign authorities that relate to how we store, handle, destroy, dispose, distribute, label and advertise our products, including certain aerosol and hazmat products. In addition, we and our partners are subject to additional regulatory requirements, including environmental, health and safety laws and regulations administered by the U.S. Environmental Protection Agency, state, local and foreign environmental, health and safety legislative and regulatory authorities and the National Labor Relations Board, covering such areas as discharges and emissions to air and water, the use, management, disposal and remediation of, and human exposure to, hazardous materials and wastes, and public and worker health and safety. These laws and regulations also govern our relationships with employees, including minimum wage requirements, overtime, terms and conditions of employment, working conditions and citizenship requirements. Violations of or liability under any of these laws and regulations may result in administrative, civil or criminal fines, penalties or sanctions against us, revocation or modification of applicable permits, licenses or authorizations, environmental, health and safety investigations or remedial activities, voluntary or involuntary product recalls, warning or untitled letters or cease and desist orders against operations that are not in compliance, among other things. Such laws and regulations generally have become more stringent over time and may become more so in the future, and we may incur (directly, or indirectly through our outsourced proprietary brand manufacturing partners) material costs to comply with current or future laws and regulations or in any required product recalls. Liabilities under, and/or costs of compliance, and the impacts on us of any non-compliance, with any such laws and regulations could materially and adversely affect our business, financial condition, and results of operations. In addition, changes in the laws and regulations to which we are subject could impose significant limitations and require changes to our business, which may increase our compliance expenses, make our business more costly and less efficient to conduct, and compromise our growth strategy.
These developments, depending on the outcome, could have a material adverse effect on our reputation, business, financial condition, and results of operations.
We are subject to various laws and regulations regarding the transportation of hazardous goods, which could have a material adverse effect on our business, financial condition and results of operations.
We are subject to increasingly stringent federal, state, local and foreign laws, regulations and ordinances relating to the transportation of hazardous materials. In the United States, the transportation of such materials is regulated by the United States Department of Transportation and certain of its agencies, including the Pipeline and Hazardous Materials Safety Administration and the FAA. We are or may be subject to new or proposed laws and regulations that may have a direct effect on our operations (or an indirect effect through its third-party providers of goods or services). Any such laws and regulations could have an adverse impact on our business, financial condition and results of operations.
We may be subject to general litigation, legal proceedings, regulatory disputes and government inquiries.
We may face claims, lawsuits, government investigations and other proceedings involving antitrust, intellectual property, privacy, product safety, securities, tax, labor and employment, commercial disputes, services and other matters. The number and significance of these disputes may increase as we grow larger, our businesses expand in scope and geographic reach, and our products and technology increase in complexity.
The outcome and impact of such claims, lawsuits, government investigations, and other proceedings cannot be predicted with certainty. Regardless of the outcome, legal proceedings that may arise in the course of our operations can involve substantial costs, including the costs associated with investigation, litigation and possible settlement, judgment, penalty or fine. In addition, lawsuits and other legal proceedings may be time consuming and may require a commitment of management and personnel resources that will be diverted from our normal business operations. Legal proceedings may prevent us from offering certain products or services or may require a change in our business practices in costly ways, impairing our financial condition.
We could be adversely affected if consumers or marketplace partners lose confidence in the safety and quality of the products we market and distribute. Although all of our suppliers are required to comply with applicable product safety laws and we are dependent upon them to ensure such compliance, some of our suppliers might not adhere to product safety requirements. Issues involving product safety or allegations that the products we market or distribute are in violation of governmental regulations, including, but not limited to, issues involving products manufactured in foreign countries, could cause those products to be recalled. Adverse publicity about these types of concerns, whether valid or not, may discourage marketplace operators from permitting us to market, or consumers from buying the products we offer, or cause supplier production and delivery disruptions. The real or perceived sale of unsafe products by us could result in product liability claims against our partners, clients or us, expose us or our suppliers to governmental enforcement action or private litigation, or lead to costly recalls and a loss of consumer confidence, any of which could have an adverse effect on our business, financial condition, and results of operations. In addition, the products we market and distribute may be exposed to product recalls, and we may be subject to litigation, if they are alleged to cause or pose a risk of injury or illness or if they are alleged to have been mislabeled, misbranded or adulterated or to otherwise be in violation of governmental regulations. We may also voluntarily recall or withdraw products that we consider do not meet our standards, whether for palatability, appearance or otherwise, in order to protect our brand, relationships with the marketplace operators and our reputation. In addition, because we carry limited product liability insurance through general liability insurance policies, any product liability claims may not be fully insured. Any of these factors could negatively impact our business and adversely affect our business, financial condition and results of operations.
We may experience fluctuations in our tax obligations and effective tax rate, which could materially and adversely affect our results of operations.
Following the domestication, we will be subject to various taxes, including U.S. federal and state income taxes. Tax laws, regulations and administrative practices in various jurisdictions may be subject to significant change, with or without advance notice, due to economic, political and other conditions, and significant judgment is required in evaluating and estimating our provision and accruals for these taxes. Further, existing tax laws and regulations could be interpreted, modified or applied adversely to us. For example, U.S. federal income tax legislation enacted in Public Law No. 115-97 (the “Tax Cuts and Jobs Act”) enacted many significant changes to the U.S. tax laws. Future guidance from the Internal Revenue Service and other tax authorities with respect to the Tax Cuts and Jobs Act may affect us, and certain aspects of the Tax Cuts and Jobs Act could be repealed or modified in future legislation. For example, the CARES Act modified certain provisions of the Tax Cuts and Jobs Act. In addition, there are many transactions that occur during the ordinary course of business for which the ultimate tax determination is uncertain. Our effective tax rates could be affected by numerous factors, such as changes in tax, accounting and other laws, regulations, administrative practices, principles and interpretations, the mix and level of earnings in a given taxing jurisdiction or our ownership or capital structures.
Changes in the laws, regulations and guidelines governing hemp may adversely impact our business.
Our hemp operations are subject to various laws, regulations and guidelines promulgated by governmental authorities (including the Drug Enforcement Administration and the FTC) relating to the marketing, acquisition, manufacture, packaging/labeling, management, transportation, storage, sale and disposal of U.S. hemp but also including laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Additionally, our growth strategy continues to evolve as laws and regulations governing the hemp industry in various jurisdictions in which we operate become more fully developed. Interpretation of these laws, rules and regulations and their application to our operations is ongoing. No assurance can be given that new laws, regulations and guidelines will not be enacted or that existing laws, regulations and guidelines will not be amended, repealed or interpreted or applied in a manner which could require extensive changes to our operations, increase compliance costs, give rise to material liabilities or a revocation of our licenses and other permits, restrict the growth opportunities that we currently anticipate or otherwise limit or curtail our operations. Amendments to current laws, regulations and guidelines governing the production, sale and use of hemp and hemp-based products, more stringent implementation or enforcement thereof or other unanticipated events, including changes in political regimes or political instability, currency controls, fluctuations in currency exchange rates and rates of inflation, labor unrest, changes in taxation laws, regulations and policies, restrictions on foreign exchange and repatriation, governmental regulations relating to foreign investment and the hemp business more generally, and changes in attitudes toward hemp, are beyond our control and could require extensive changes to our hemp operations, which in turn may result in a material adverse effect on our business, financial condition and results of operations.
We sell products that are regulated by the U.S. Food and Drug Administration, and are subject to certain requirements under the Federal Food Drug and Cosmetic Act.
While we do not sell prescription drugs, we do sell medical devices, cosmetics, over-the-counter (“OTC”) drugs, foods, dietary supplements, and pet foods, all which are regulated by the FDA. Each of these product categories have differing requirements that must be followed to ensure they are in compliance with the Food Drug and Cosmetics Act (“FDCA”), and failure to do so may result in the products being rendered misbranded or adulterated. The requirements may overlap or diverge significantly between each product category. Understanding and complying with these laws and regulations may require substantial time, money, and effort. We may need to develop and maintain a robust compliance program to ensure that the products that we manufacture, distribute, sell, and label comply with all applicable laws and regulation, including the FDCA. If we are found to have manufactured, distributed, sold, or labeled any products in violation of the FDCA, we may face significant penalties which may result in a material adverse effect on our business, financial condition, and results of operations.
We manufacture, have manufactured for us and purchase FDA-regulated products that may require premarket clearance or approval of suppliers, and if they do not comply with the regulations and we ship those products, we may be liable for FDCA violations.
Various individuals such as manufacturers and initial importers must register their establishments with the FDA. We sell FDA regulated products that are required to come from FDA-registered facilities. If our suppliers of those products fail to register with the FDA or the FDA determines that we are required to register for the products we manufacture or have manufactured for us, those products could be deemed to be adulterated or misbranded under the FDCA. Further, if we or our suppliers of these FDA-regulated products fail to obtain the appropriate premarket clearances, approvals, or authorizations required by the FDA for lawful distribution in interstate commerce, we may be subject to liability for distributing adulterated or misbranded products. The FDA has recently sent a letter of regulatory significance to the CEO of Amazon for selling dozens of products intended for sexual enhancement and weight loss after laboratory analysis of these products revealed that they contained undeclared and potentially harmful drug ingredients. Further, on December 1, 2020, we received a letter from the FDA notifying the company that a product we sold may have contained an undeclared ingredient which could cause the product to be misbranded and adulterated, upon which we immediately ceased selling the product. If we are found to have sold unapproved, adulterated or misbranded products, we may face significant penalties that would materially harm our business, financial condition, and results of operations.
Failure to comply with the FDCA can result in administrative, civil and criminal penalties.
The FDA, acting under the scope of the FDCA and its implementing regulations, has broad authority to regulate the manufacture, distribution, sale, and labeling of many of the products that we manufacture, distribute, sell, and label, including medical devices, cosmetics, over-the-counter drugs, and food, including dietary supplements and pet food. The FDCA prohibits, among other things, the introduction or delivery for introduction into interstate commerce of any device, cosmetic, drug, or food that is adulterated or misbranded, as well as the adulteration or misbranding of any device, cosmetic, drug, or food while the product is in interstate commerce. We distribute and sell third-party products and products we manufacture through various platforms, including direct-to-consumer websites and third-party partners. If any of the products we manufacture, distribute, sell, or label are determined to be unapproved drugs, or are determined to be adulterated or misbranded under the FDCA, or the FDA determines that we do not have the proper registrations, premarket clearances, approvals, or authorizations, we could be subject to enforcement action by the FDA. If any of our operations are found to have violated the FDCA or any other federal, state, or local statute or regulation that may apply to us and our business, we could face significant penalties including the seizure of product, civil, criminal and administrative penalties, damages, fines, disgorgement, imprisonment, contractual damages, reputational harm, and diminished profits and future earnings. Further, the FDA could recommend a voluntary recall, or, for certain products, require a mandatory recall which could materially harm our business, financial condition, and results of operations. Defending against any such actions can be costly, time-consuming and may require significant financial and personnel resources. Therefore, even if we are successful in defending against any such actions that may be brought against us, our business may be significantly impaired.
Failure or perceived failure to comply with laws, regulations and guidance relating to privacy, data protection, advertising and consumer protection or our policies, contracts or other obligations related to data privacy and security, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection, could adversely affect our business, financial condition, and results of operations.
We rely on a variety of marketing techniques, including email and social media marketing and postal mailings, and we are subject to various laws and regulations that govern such marketing and advertising practices. Additionally, our business relies on our ability to collect, receive, store, process, use, generate, transfer, disclose, make accessible, protect and share personal data and other sensitive information (such as personal data that identifies or is identifiable to actual or prospective customers, suppliers, personnel and others), proprietary and confidential business information, trade secrets, intellectual property, and sensitive third-party information. As a result, we are, or may become, subject to numerous federal, state, local and foreign data privacy and security laws, regulations, guidance, industry standards, policies, contracts and other data protection obligations, particularly in the context of online advertising which we rely upon to attract customers. For example, we are or may become subject to the California Consumer Privacy Act of 2018, the European Union General Data Protection Regulation (“EU GDPR”) and the EU GDPR as it forms part of United Kingdom (“UK”) law by virtue of section 3 of the European Union (Withdrawal) Act 2018 (“UK GDPR”), and the Privacy and Electronic Communications Directive (2002/58/EC). In addition, we may also collect, store, and transmit personnel health information in order to administer personnel benefits; accommodate disabilities and injuries; comply with public health requirements; and mitigate the spread of COVID-19 in the workplace.
Globally, certain jurisdictions have enacted data localization laws and have imposed requirements for cross-border transfers of personal data, which could materially impact our business. For example, the EU GDPR generally restricts the transfer of personal data to countries outside of the European Economic Area (“EEA”) to the United States and most other countries unless the parties to the transfers have implemented specific safeguards to protect the transferred personal data. A decision by the Court of Justice of the European Union (the “Schrems II” ruling), however, invalidated the EU-U.S. Privacy Shield Framework, which was one of the primary mechanisms used by U.S. companies to import personal data from the EEA and raised questions regarding whether the European Commission Standard Contractual Clauses (“SCCs”), one of the primary alternatives to the Privacy Shield, can lawfully be used for personal data transfers from Europe to the U.S. or most other countries. Similarly, the Swiss Federal Data Protection and Information Commissioner opined that the Swiss-U.S. Privacy Shield is inadequate for transfers of personal data from Switzerland to the U.S. If we are unable to implement a valid compliance mechanism for cross-border personal data transfers, we may face increased exposure to regulatory actions, substantial fines and injunctions against processing or transferring personal data from Europe, which could impair our ability to operate our business, including our ability to sell and market products and work with our partners or service providers, which could increase our costs and negatively impact our revenue. In June 2021, the European Commission adopted new SCCs under the EU GDPR for transfers of personal data outside the EEA to countries that the European Commission has not deemed to provide an adequate level of protection for such personal data. If we elect to rely on the new SCCs for personal data transfers out of Europe, we may be required to expend significant resources to update our contractual arrangements and to meet the obligations the new SCCs impose; for example, we may be required to conduct transfer impact assessments for such cross-border personal data transfers and implement additional security measures. Additionally, following the United Kingdom’s withdrawal from the European Union, there is currently uncertainty regarding how data personal data can be lawfully transferred from the United Kingdom to the United States. Moreover, other countries outside of Europe have enacted or are considering enacting similar cross-border data transfer restrictions and laws that require local data residency, which could increase the cost and complexity of operating our business.
Further, the United Kingdom’s vote in favor of exiting the European Union, often referred to as Brexit, and ongoing developments in the United Kingdom have created uncertainty regarding data protection regulation in the United Kingdom. Following the United Kingdom’s withdrawal from the European Union on January 31, 2020, pursuant to the transitional arrangements agreed to between the United Kingdom and European Union, the EU GDPR continued to have effect in United Kingdom law, and continued to do so until December 31, 2020 as if the United Kingdom remained a Member State of the European Union for such purposes. Following December 31, 2020, and the expiry of those transitional arrangements, the data protection obligations of the EU GDPR continue to apply to United Kingdom-related processing of personal data in substantially unvaried form under the so-called “UK GDPR” (i.e., the EU GDPR as it continues to form part of law in the United Kingdom by virtue of section 3 of the European Union (Withdrawal) Act 2018, as amended (including by the various Data Protection, Privacy and Electronic Communications (Amendments etc.) (EU Exit) Regulations)). However, going forward, there will be increasing potential for divergence in application, interpretation and enforcement of the data protection law as between the United Kingdom and EEA. Furthermore, the relationship between the United Kingdom and the EEA in relation to certain aspects of data protection law remains somewhat uncertain. On June 28, 2021, the European Commission issued an adequacy decision under the EU GDPR which allows personal data transfers (other than those carried out for the purposes of United Kingdom immigration control) from the EEA to the United Kingdom to continue without restriction for four years (ending June 27, 2025). After that period, the adequacy decision may be renewed, however, only if the United Kingdom continues to ensure an adequate level of data protection. During these four years, the European Commission will continue to monitor the data protection situation in the United Kingdom and could intervene at any point if the United Kingdom deviates from the level of data protection in place at the time of the issuance of the adequacy decision. If the adequacy decision is withdrawn or not renewed, transfers of personal data from the EEA to the United Kingdom will require a valid ‘transfer mechanism’ and we may be required to implement new processes and put new agreements in place, such as Standard Contractual Clauses, to enable transfers of personal data from the EEA to the United Kingdom to continue.
Laws and regulations relating to privacy, data protection, marketing and advertising, and consumer protection are evolving and subject to potentially differing interpretations. These requirements may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another or may conflict with other rules or our practices. Although we endeavor to comply with our published policies, other documentation, and all applicable privacy and security laws and regulations, we may at times fail to do so or may be perceived to have failed to do so. If we fail, or are perceived to have failed, to address or comply with obligations related to data privacy and security, we could face government enforcement actions that could include investigations, fines, penalties, audits and inspections; additional reporting requirements and/or oversight; temporary or permanent bans on all or some processing of personal data; requirements to change the manner in which we process personal data; orders to destroy or not use personal data; and private claims. For example, under the EU GDPR, regulators could impose fines of up to 20.0 million Euros or up to 4% of the total worldwide annual turnover of the preceding financial year, whichever is greater. Individuals or other relevant stakeholders could file claims against us for our actual or perceived failure to comply with our data privacy and security obligations, including, without limitation, in class action litigation. Any of these events could have a material adverse effect on our reputation, business, or financial condition, and could lead to a loss of actual or prospective customers, partners; result in an inability to process personal data or to operate in certain jurisdictions; limit our ability to sell or distribute our products; or require us to revise or restructure our operations. Moreover, such claims, even if we are not found liable, could be expensive and time-consuming to defend and could result in diversion of management’s attention and adverse publicity that could harm our business or have other material adverse effects. We may also be contractually required to indemnify and hold harmless third parties from the costs or consequences of non-compliance with any laws, regulations or other legal obligations relating to privacy or consumer protection or any inadvertent or unauthorized use or disclosure of data that we store or handle as part of operating our business.
Federal, state and foreign governmental authorities continue to evaluate the privacy implications inherent in the use of third-party “cookies” and other methods of online tracking for behavioral advertising and other purposes. Governments have enacted, considered or are considering legislation or regulations that could significantly restrict the ability of companies and individuals to engage in these activities, such as by regulating the level of consumer notice and consent required before a company can employ cookies or other electronic tracking tools or the use of data gathered with such tools. Additionally, some providers of consumer devices and web browsers have implemented, or announced plans to implement, means to make it easier for Internet users to prevent the placement of cookies or to block other tracking technologies, which could if widely adopted result in the use of third-party cookies and other methods of online tracking becoming significantly less effective. The regulation of the use of these cookies and other current online tracking and advertising practices or a loss in our ability to make effective use of services that employ such technologies could increase our costs of operations and limit our ability to acquire new customers on cost-effective terms and consequently, materially and adversely affect our business, financial condition, and results of operations.
In addition, various federal, state and foreign legislative and regulatory bodies, or self-regulatory organizations, may expand current laws or regulations, enact new laws or regulations or issue revised rules or guidance regarding privacy, data protection, consumer protection, and advertising. Each of these privacy, security, and data protection laws and regulations, and any other such changes or new laws or regulations, could impose significant limitations, require changes to our business, impose fines and other penalties or restrict our use or storage of personal information, which may increase our compliance expenses and make our business more costly or less efficient to conduct. Moreover, our partners may stop or limit their sharing of personal data with us. Any such changes could compromise our ability to develop an adequate marketing strategy and pursue our growth strategy effectively, which, in turn, could adversely affect our business, financial condition, and results of operations.
We may publish privacy policies and other documentation regarding our collection, processing, use and disclosure of personal information and/or other confidential information. Although we endeavor to comply with our published policies and other documentation, we may at times fail to do so or may be perceived to have failed to do so. Despite our efforts, we may not be successful in achieving compliance if our personnel, partners, or service providers fail to comply with our published policies and documentation. Such failures can subject us to potential foreign, local, state and federal action if they are found to be deceptive, unfair, or misrepresentative of our actual practices.
Government regulation of the Internet and eCommerce is evolving, and unfavorable changes or failure by us to comply with these regulations could substantially harm our business, financial condition, and results of operations.
We are subject to general business regulations and laws as well as regulations and laws specifically governing the Internet and eCommerce. Existing and future regulations and laws could impede the growth of the Internet, eCommerce or mobile commerce, which could in turn adversely affect our growth. These regulations and laws may involve taxes, tariffs, privacy and data security, anti-spam, content protection, electronic contracts and communications, consumer protection and Internet neutrality. It is not clear how existing laws governing issues such as property ownership, sales and other taxes and consumer privacy apply to the Internet as the vast majority of these laws were adopted prior to the advent of the Internet and do not contemplate or address the unique issues raised by the Internet or eCommerce. It is possible that general business regulations and laws, or those specifically governing the Internet or eCommerce, may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices. We cannot be sure that our practices have complied, comply or will comply fully with all such laws and regulations. Any failure, or perceived failure, by us to comply with any of these laws or regulations could result in damage to our reputation, a loss in business and proceedings or actions against us by governmental entities, customers, suppliers or others. Any such proceeding or action could hurt our reputation, force us to spend significant amounts in defense of these proceedings, distract our management, increase our costs of doing business, decrease our sales on online marketplaces and the use of our websites and technology by consumers and brand partners and may result in the imposition of monetary liabilities. We may also be contractually liable to indemnify and hold harmless third parties from the costs or consequences of non-compliance with any such laws or regulations. As a result, adverse developments with respect to these laws and regulations could substantially harm our business, financial condition, and results of operations.
Changes in tax treatment of companies engaged in eCommerce may adversely affect the commercial use of online marketplaces and our websites and our financial results.
On June 21, 2018, the Supreme Court of the United States overturned a prior decision under which online retailers had not been required to collect sales tax unless they had a physical presence in the buyer’s state. As a result, a state may now enforce or adopt laws requiring online retailers to collect and remit sales tax even if the online retailer has no physical presence within the taxing state. In response, an increasing number of states have adopted or are considering adopting laws or administrative practices, with or without notice, that impose sales or similar value added or consumption taxes on eCommerce activity, as well as taxes on all or a portion of gross revenue or other similar amounts earned by an online retailer from sales to customers in the state. If any state were to assert that we have any liability for sales tax for prior periods and seek to collect such tax in arrears and/or impose interest and/or penalties for past non-payment of taxes, it could have an adverse effect on us. New legislation or regulations, the application of laws and regulations from jurisdictions, including other countries whose laws do not currently apply to our business, or the application of existing laws and regulations to our business or to the Internet and commercial online services generally could similarly result in significant additional taxes on our business. These taxes or tax collection obligations could have an adverse effect on us, including by way of creating additional administrative burdens on us. For instance, the Supreme Court’s decision and the enactment and enforcement of laws resulting therefrom could also impact where we are required to file state income taxes. As a result, our effective income tax rate as well as the cost and growth of our business could be materially and adversely affected, which could in turn have a material adverse effect on our financial condition and results of operations. Furthermore, there is a possibility that we may be subject to significant fines or other payments for any failures to comply with these requirements.
We are also subject to various, including U.S. federal and state, laws, regulations, and administrative practices that require us to collect information from our end consumers, vendors, merchants, and other third parties for tax reporting purposes and report such information to various government agencies. The scope of such requirements continues to expand, requiring us to develop and implement new compliance systems. Failure to comply with such laws and regulations could result in significant penalties. We cannot predict the effect of current attempts to impose sales, income or other taxes on eCommerce. New or revised taxes would likely increase the cost of doing business online and decrease the attractiveness of selling products over the Internet. New taxes could also create significant increases in internal costs necessary to capture data and collect and remit taxes. Any of these events could have a material adverse effect on our business, financial condition, and results of operations.
Risks Related to Highland Transcend and the Business Combination
For purposes of this subsection only, “we,” “us” or “our” refer to Highland Transcend pre-domestication and to New Packable after the consummation of the domestication, unless the context otherwise requires.
Future resales of Class A common stock after the consummation of the business combination may cause the market price of our securities to drop significantly, even if our business is doing well.
Pursuant to our sponsor letter agreement, after the consummation of the business combination and subject to certain exceptions, the sponsor will be contractually restricted from selling or transferring any of its shares of Class A common stock until the earlier of (A) one year after the completion of the business combination or (B) subsequent to the business combination, the date on which we complete a liquidation, merger, share exchange or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their Class A common stock for cash, securities or other property; except to certain permitted transferees under certain circumstances (the “Sponsor Lock Up”). Any permitted transferees will remain subject to the Sponsor Lock Up with respect to such subject shares. Notwithstanding the foregoing, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination or (y) the date following the completion of the business combination on which we complete a transaction that results in all of our shareholders having the right to exchange their Class A common stock for cash, securities or other property, then the Class A common stock held by the sponsor will be released from the Sponsor Lock Up. Pursuant to the Packable amended and restated limited liability company agreement, the Packable amended and restated registration rights agreement and the voting and support agreement, after the consummation of the business combination and subject to certain exceptions, Packable equity holders will be contractually restricted from selling or transferring any of their respective shares of common stock until the earliest to occur of (x) 180 days after completion of the business combination and (y) the date following the completion of the business combination on which we complete a transaction that results in all of our shareholders having the right to exchange their Class A common stock for cash, securities or other property (the “Packable Lock Up”), then the Class A common stock held by Packable equity holders will be released from the Packable Lock Up.
However, following the expiration of the applicable lockups described in the preceding paragraph, the sponsor and the restricted Packable equity holders will not be restricted from selling shares of our common stock held by them, other than by applicable securities laws. Additionally, the subscription investors and the unsecured convertible promissory note holders will not be restricted from selling any of their shares of our Class A common stock following the closing of the business combination, other than by applicable securities laws. As such, sales of a substantial number of shares of our common stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock. Upon completion of the business combination, the sponsor and the restricted Packable equity holders will collectively own post-merger Packable units that are exchangeable for approximately 138,341,174, or 73.2% of our shares of our Class A common stock, assuming that no additional public shareholders redeem their public shares in connection with the business combination. Assuming redemption of the maximum number of public shares in connection with the business combination, in the aggregate, the ownership of the sponsor and the restricted Packable equity holders would rise to % of the outstanding shares of our Class A common stock.
The shares held by sponsor and the restricted Packable equity holders may be sold after the expiration of the applicable lock-up period under the Packable amended and restated registration rights agreement. As restrictions on resale end and registration statements (filed after the closing to provide for the resale of such shares from time to time) are available for use, the sale or possibility of sale of these shares could have the effect of increasing the volatility in our share price or the market price of our common stock could decline if the holders of currently restricted shares sell them or are perceived by the market as intending to sell them.
After completion of the business combination, the Packable equity holders, the subscription investors, the unsecured convertible promissory note holders and our sponsor will own a significant portion of the outstanding voting shares of New Packable.
Upon completion of the business combination and the related transactions (based on the assumptions as described in the last paragraph of the section entitled “Certain Defined Terms”), the Packable equity holders (including the Blocker equity holders) will own approximately 70.2% of New Packable’s common stock, the subscription investors will own approximately 3.7% of New Packable’s common stock, the unsecured convertible promissory note holders will own approximately 7.2% of New Packable’s common stock and our sponsor and its affiliates will own approximately 3.0% of New Packable’s common stock. As long as the Packable equity holders, the subscription investors, the unsecured convertible promissory note holders and our sponsor own or control a significant percentage of outstanding voting power, they will have the ability to strongly influence all corporate actions requiring stockholder approval, including the election and removal of directors and the size of our board of directors, any amendment of our organizational documents, or the approval of any merger or other significant corporate transaction, including a sale of substantially all of our assets.
The interests of the Packable equity holders, the subscription investors, the unsecured convertible promissory note holders and our sponsor may not align with the interests of our other stockholders. Certain of the Packable equity holders, the subscription investors, the unsecured convertible promissory note holders and our sponsor are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. Certain of the Packable equity holders, the subscription investors, the unsecured convertible promissory note holders and our sponsor may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us.
Subsequent to the consummation of the business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.
Although we have conducted due diligence on Packable, we cannot assure you that this diligence revealed all material issues that may be present in Packable’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and Packable’s control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about New Packable following the completion of the business combination or our securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

The listing of New Packable’s securities on Nasdaq will not benefit from the process undertaken in connection with an underwritten initial public offering.
Upon the closing, we intend to list our Class A common stock and warrants on Nasdaq under the symbols “PKBL” and “PKBL.W,” respectively. Unlike an underwritten initial public offering of the New Packable’s securities, the initial listing of New Packable’s securities as a result of the business combination will not benefit from the following:
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the book-building process undertaken by underwriters that helps to inform efficient price discovery with respect to opening trades of newly listed securities;

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underwriter support to help stabilize, maintain or affect the public price of the new issue immediately after listing; and

•
underwriter due diligence review of the offering and potential liability for material misstatements or omissions of fact in a prospectus used in connection with the securities being offered or for statements made by its securities analysts or other personnel.

The lack of such a process in connection with the listing of New Packable’s securities could result in diminished investor demand, inefficiencies in pricing and a more volatile public price for New Packable’s securities during the period immediately following the listing than in connection with an underwritten initial public offering.
Our warrant agreement designates the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with us.
Our warrant agreement provides that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
Notwithstanding the foregoing, these provisions of the warrant agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in any of our warrants shall be deemed to have notice of and to have consented to the forum provisions in our warrant agreement. If any action, the subject matter of which is within the scope of the forum provisions of our warrant agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any holder of our warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located in the State of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.
This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with our company, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our warrant agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and board of directors.
We and Packable will be subject to business uncertainties and contractual restrictions while the business combination is pending.
Uncertainty about the effect of the business combination on employees and third parties may have an adverse effect on us and Packable. These uncertainties may impair Packable’s ability to retain and motivate key personnel and could cause third parties that deal with Packable to defer entering into contracts or making other decisions or seek to change existing business relationships. If employees depart because of uncertainty about their future roles and the potential complexities of the business combination, our or Packable’s business could be harmed.
We are dependent upon our current executive officers and directors and their loss could adversely affect our ability to operate.
Our operations are dependent upon a relatively small group of individuals and, in particular, our executive officers and directors. We believe that our success depends on the continued service of our officers and directors, at least until we have completed the business combination.
Our ability to successfully effect the business combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Packable. The loss of such key personnel and our inability to hire and retain replacements could negatively impact the operations and profitability of New Packable following the business combination.
Our ability to successfully effect the business combination and successfully operate the business is dependent upon the efforts of certain key personnel, including Packable senior management. Although we contemplate that the majority of Packable senior management team will remain associated with the combined company following the business combination, it is possible that additional members of the Packable management team will depart. The loss of such key personnel and our inability to hire and retain replacements could negatively impact the operations and profitability of New Packable following the business combination.
Certain of our existing shareholders have agreed to vote in favor of the business combination, regardless of how our public shareholders vote.
Certain of our existing shareholders, including our sponsor and our directors and officers, have agreed to vote the founder shares, as well as any public shares purchased during or after the IPO, in favor of a business combination.
At the time of the general meeting, we expect that our sponsor and our directors and officers will collectively own approximately 20% of our outstanding ordinary shares. Accordingly, it is more likely that the necessary shareholder approval will be received than would be the case if such persons agreed to vote their shares in accordance with the majority of the votes cast by our public shareholders.
Neither the board of directors of Highland Transcend nor any committee thereof obtained a third-party financial opinion in determining whether or not to pursue the business combination.
Neither the board of directors of Highland Transcend nor any committee thereof obtained an opinion from an independent investment banking or accounting firm that the price that Highland Transcend is paying for Packable is fair to Highland Transcend from a financial point of view. Neither the board of directors of Highland Transcend nor any committee thereof obtained a third-party valuation in connection with the business combination. In analyzing the business combination, the board of directors of Highland Transcend and management conducted due diligence on Packable and researched the industry in which Packable operates. The board of directors of Highland Transcend reviewed, among other things, financial due diligence materials prepared by Packable, including, financial and market data information on selected comparable companies, the implied purchase price multiple of Packable and the financial terms set forth in the merger agreement, and concluded that the business combination was in the best interest of its shareholders. Accordingly, investors will be relying solely on the judgment of the board of directors and management of Highland Transcend in valuing Packable, and the board of directors and management of Highland Transcend may not have properly valued such businesses. The lack of a third-party valuation may also lead an increased number of shareholders to vote against the business combination or demand redemption of their shares, which could potentially impact our ability to consummate the business combination.

We do not intend to pay cash dividends for the foreseeable future.
Following the business combination, we currently intend to retain our future earnings, if any, to finance the further development and expansion of our business and do not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of our board of directors and will depend on our financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as our board of directors deems relevant.
We may be subject to securities litigation, which is expensive and could divert management attention.
The market price of our common stock may be volatile and, in the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert management’s attention from other business concerns, which could seriously harm our business.
During the pendency of the business combination, Highland Transcend will not be able to solicit, initiate or take any action to facilitate or encourage any inquiries relating to or the making, submission or announcement of, or enter into, a business combination with another party because of restrictions in the merger agreement. Furthermore, certain provisions of the merger agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the merger agreement.
During the pendency of the business combination, Highland Transcend will not be able to enter into a business combination with another party because of restrictions in the merger agreement. Furthermore, certain provisions of the merger agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the merger agreement, in part because of the inability of our board to change its recommendation in connection with the business combination other than in the circumstances described in the merger agreement. The merger agreement does not permit our board of directors to change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify its recommendation in favor of adoption of the Transaction Proposals, unless our board of directors determines in good faith, and after consultation with its outside counsel and prior notice to Packable, that the failure to make such a change in recommendation would breach its fiduciary duties under applicable law. In the event that our board changes it recommendation, Highland Transcend shall continue to submit the merger agreement to Highland Transcend’s shareholders for approval and thus our board would not be allowed to terminate the merger agreement.
Certain covenants in the merger agreement impede the ability of Highland Transcend to make acquisitions or complete certain other transactions pending completion of the business combination. As a result, Highland Transcend may be at a disadvantage to its competitors during that period. In addition, if the business combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the merger agreement due to the passage of time during which these provisions have remained in effect.
Because Highland Transcend is incorporated under the laws of the Cayman Islands, in the event the business combination is not completed, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited.
Because Highland Transcend is currently incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests and your ability to protect your rights through the U.S. federal courts may be limited prior to the domestication. Highland Transcend is currently an exempted company under the laws of the Cayman Islands. As a result, it may be difficult for investors to effect service of process within the United States upon Highland Transcend’s directors or officers, or enforce judgments obtained in the United States courts against Highland Transcend’s directors or officers.
Until the domestication is effected, Highland Transcend’s corporate affairs are governed by the existing organizational documents, the Cayman Islands Companies Act and the common law of the Cayman Islands.

The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of its directors to Highland Transcend under the laws of the Cayman Islands are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the Cayman Islands. The rights of Highland Transcend’s shareholders and the fiduciary responsibilities of its directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, Cayman Islands companies may not have standing to initiate a shareholders derivative action in a Federal court of the United States.
Highland Transcend has been advised by its Cayman Islands legal counsel that the courts of the Cayman Islands are unlikely (i) to recognize or enforce against Highland Transcend judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against Highland Transcend predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
The shareholders of Highland Transcend may have more difficulty in protecting their interests in the face of actions taken by management, the members of the board of directors of Highland Transcend or controlling shareholders than they would as public shareholders of a United States company.
In evaluating the target business for our business combination, our management has relied on the availability of all of the funds from the sale of the subscription shares in connection with the business combination. If the sale of some or all of the subscription shares fails to close, we may lack sufficient funds to consummate the business combination.
In connection with the entry into the merger agreement, we entered into the subscription agreements pursuant to which the subscription investors agreed to purchase an aggregate of 7,000,000 shares of Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) for a purchase price of $10.00 per share, or $70,000,000 in the aggregate, in a private placement to close immediately prior to our business combination. The funds from the PIPE subscription financing may be used as part of the expenses in connection with the business combination or for working capital in Packable post-closing. The obligations under the subscription agreements do not depend on whether any public shareholders elect to redeem their shares and provide us with a minimum funding level for the business combination. However, if the sales of the subscription shares do not close for any reason, including by reason of the failure by some or all of the subscription investors, as applicable, to fund the purchase price for their respective subscription shares, for example, we may lack sufficient funds to consummate the business combination. The subscription investors’ obligations to purchase the subscription shares are subject to fulfillment of customary closing conditions. The subscription investors’ obligations to purchase subscription shares pursuant to the subscription agreements are subject to termination prior to the closing of the sale of such subscription shares automatically upon termination of the merger agreement. In the event of any such failure to fund by a subscription investor, any obligation is so terminated or any such condition is not satisfied and not waived by such subscription investor, we may not be able to obtain additional funds to account for such shortfall on terms favorable to us or at all. Any such shortfall may also reduce the amount of funds that we have available for working capital of Packable post-business combination.
If a shareholder fails to comply with the procedures for redeeming its public shares, such shares may not be redeemed.
In order to validly redeem public shares, holders of our public shares will need to comply with the various procedures described in this proxy statement/prospectus. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed.
You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. Therefore, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.
Our public shareholders will be entitled to receive funds from the trust account only upon the earlier to occur of: (i) our completion of an initial business combination, and then only in connection with those public shares that such shareholder properly elected to redeem, subject to the limitations described herein, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our existing organizational documents pursuant to the extension proxy statement and (iii) the redemption of our public shares if we are unable to complete an initial business combination by December 7, 2022, subject to applicable law and as further described herein. In no other circumstances will a public shareholder have any right or interest of any kind in the trust account. Holders of warrants will not have any right to the proceeds held in the trust account with respect to the warrants. Accordingly, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.
Our sponsor, certain members of our board of directors and our officers have interests in the business combination that are different from or are in addition to other shareholders in recommending that shareholders vote in favor of approval of the business combination and the other proposals described in this proxy statement/prospectus.
When considering our board of directors’ recommendation that our shareholders vote in favor of the approval of the business combination, our shareholders should be aware that our sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, the interests of other shareholders generally. Accordingly, our sponsor may be incentivized to complete the business combination, or an alternative initial business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case our sponsor would lose its entire investment. As a result, our sponsor may have a conflict of interest in determining whether Packable is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. See the section entitled “Business of Highland Transcend — Directors and Executive Officers — Conflicts of Interest” for more information. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination, and in recommending to shareholders that they approve the business combination. Our shareholders should take these interests into account in deciding whether to approve the business combination. These interests include:
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the fact that certain of our directors and officers are principals of our sponsor;

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the fact that 7,500,000 founder shares held by our sponsor, for which it paid approximately $25,000, will convert on a one-for-one basis, into 7,500,000 shares of Class A ordinary shares upon the closing (assuming (x) no public shares are redeemed by public shareholders in connection with the business combination and (y) no additional Class A ordinary shares, or securities convertible into or exchangeable for Class A ordinary shares are issued by us in connection with or in relation to the consummation of the business combination), and such securities will have a significantly higher value at the time of the business combination when such shares convert into shares in the combined company, as described further below:

	Shares of Class A ordinary shares(1)	Value of Class A ordinary shares implied by business combination(3)	Value of Class A ordinary shares based on recent trading price(4)
Sponsor(2)	7,350,000	$73,500,000	$72,912,000

	Shares of Class A ordinary shares(1)	Value of Class A ordinary shares implied by business combination(3)	Value of Class A ordinary shares based on recent trading price(4)
Julie Bradley	30,000	$300,000	$297,600
Craig Driscoll	10,000	$100,000	$99,200
William Hockey	30,000	$300,000	$297,600
Martin Mannion	10,000	$100,000	$99,200
Corey Mulloy	10,000	$100,000	$99,200
Greg Peters	30,000	$300,000	$297,600
Mike Wystrach	30,000	$300,000	$297,600

(1)
Interests shown consist solely of founder shares. Such shares will automatically convert into Class A ordinary shares upon the closing on a one-for-one basis.

(2)
Highland Transcend Partners I, LLC is the record holder of the shares reported herein.

(3)
Assumes a value of $10.00 per share, the deemed value of the Class A ordinary shares in the business combination.

(4)
Assumes a value of $9.92 per share, the closing price of the Class A ordinary shares on December 31, 2021.

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the fact that given the differential in the purchase price that our sponsor paid for the founder shares as compared to the price of the public shares sold in the IPO and the 7,500,000 shares of Class A ordinary shares that the sponsor will receive upon conversion of the founder shares in connection with the business combination, the sponsor and its affiliates may earn a positive rate of return on their investment even if the Class A ordinary shares trades below the price initially paid for the public shares in the IPO and the public shareholders experience a negative rate of return following the completion of the business combination;

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the fact that in connection with the business combination, we entered into the subscription agreements with the subscription investors, which provide for the purchase by the subscription investors of an aggregate of 7,000,000 Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication), for a purchase price of $10.00 per ordinary share, in a private placement, the closing of which will occur immediately prior to the closing;

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the fact that if an initial business combination is not consummated by December 7, 2022, our sponsor, officers, directors and their respective affiliates will lose their entire investment in us, which investment included a capital contribution of $25,000 and the acquisition of 5,333,333 private placement warrants for a purchase price of $8,000,000 in the aggregate, and will not be reimbursed for any out-of-pocket expenses from any amounts held in the trust account;

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the fact that if the trust account is liquidated, including in the event Highland Transcend is unable to complete an initial business combination by December 7, 2022, our sponsor has agreed that it will be liable to Highland Transcend if and to the extent any claims by a third party (other than Highland Transcend’s independent registered public accounting firm) for services rendered or products sold to Highland Transcend, or a prospective target business with which Highland Transcend has discussed entering into a transaction agreement, reduce the amounts in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

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the fact that on September 30, 2021, Highland Transcend issued an unsecured promissory note to our sponsor, pursuant to which Highland Transcend could borrow up to an aggregate principal amount of $700,000, which promissory note is non-interest bearing and payable on the consummation of the business combination;
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the fact that at the closing, Highland Transcend will pay Ian Friedman a one-time cash retention bonus of $819,269;

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the fact that Ian Friedman, Director and Chief Executive Officer and Dan Nova, Director and Chief Investment Officer of our sponsor, are expected to be directors of New Packable after the consummation of the business combination and as such, in the future, they may receive cash fees, stock options, stock awards or other remuneration that the New Packable board of directors determines to pay to them and any other applicable compensation as described under section “Executive Compensation — Director Compensation”; and

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the continued indemnification of Highland Transcend’s current directors and officers and the continuation of Highland Transcend’s directors’ and officers’ liability insurance after the business combination.

Our sponsor and its affiliates may receive a positive return on the 7,500,000 founder shares and 5,333,333 private placement warrants even if our public shareholders experience a negative return on their investment after consummation of the business combination.
If Highland Transcend is able to complete a business combination within the required time period, our sponsor may receive a positive return on the 7,500,000 founder shares, which were acquired by our sponsor for an aggregate purchase price of $25,000 prior to our initial public offering, and the 5,333,333 private placement warrants, which were acquired for an aggregate purchase price of $8,000,000 (or $1.50 per warrant) with the completion of our initial public offering, even if our public shareholders experience a negative return on their investment in our Class A ordinary shares and private placement warrants after consummation of the business combination.
Our sponsor, officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if an initial business combination is not completed.
At the closing, our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Highland Transcend’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred in connection with activities on Highland Transcend’s behalf. The personal and financial interests of our sponsor, executive officers and directors may influence their motivation in identifying and selecting a target business and completing the business combination.
We will incur significant transaction costs in connection with the business combination and related transactions.
We have incurred and expect to continue to incur significant, non-recurring costs in connection with consummating the business combination and related transactions. All expenses incurred in connection with the business combination and related transactions, including all legal, and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs. Our transaction expenses as a result of the business combination and related transactions are currently estimated to be approximately $46.8 million, including approximately $10.5 million in deferred underwriting commissions, which are contingent upon the consummation of the closing.
Please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” and the accompanying notes for more information.
The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus may not be indicative of what our actual financial position or results of operations would have been.
The unaudited pro forma condensed combined financial information for New Packable following the business combination in this proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the business combination been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
We have identified a material weakness exists in our internal controls over financial reporting. This material weakness could continue to adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Our management also evaluates the effectiveness of our internal controls and will disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.
We have identified a material weakness in our internal control over financial reporting related to the classification of a portion of our Class A ordinary shares subject to redemption as permanent equity instead of temporary equity. On December 3, 2021, our audit committee authorized management to restate Highland Transcend’s audited financial statements for the fiscal year ended December 31, 2020 included in the Annual Report on Form 10-K filed on March 30, 2021 (as further amended on June 15, 2021) and the unaudited interim financial statements for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 included in the Quarterly Reports on Form 10-Q filed on May 25, 2021, August 12, 2021 (as further amended on August 20, 2021) and November 12, 2021, respectively. Accordingly, in light of the classification error described above, our management concluded that a material weakness exists in our internal control over financial reporting and that the disclosure controls and procedures were not effective. This material weakness resulted in a material misstatement of Highland Transcend’s warrant liabilities, change in fair value of warrant liabilities, additional paid-in capital, accumulated deficit and related financial disclosures for the affected periods.
We have implemented a remediation plan to remediate the material weakness surrounding our historical presentation of our warrants but can give no assurance that the measures we have taken will prevent any future material weaknesses or deficiencies in internal control over financial reporting. Even though we have strengthened our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.
We may waive one or more of the conditions to the business combination.
Subject to our obligations under the merger agreement, we may agree to waive any of the conditions to our obligations to complete the business combination under the merger agreement. For example, it is a condition to our obligations to close the business combination that Packable has performed its covenants in all material respects. However, if our board of directors determines that any such breach is not material to the business of Packable, then our board of directors may elect to waive that condition and close the business combination.
Our directors may decide not to enforce the indemnification obligations of our sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to our public shareholders.
In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.00 per share.
We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers.
We have agreed to indemnify our officers and directors to the fullest extent permitted by law. However, our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account and to not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by us only if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination. Our obligation to indemnify our officers and directors may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
If, after we distribute the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our board of directors may be exposed to claims of punitive damages.
If, after we distribute the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our shareholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors.
If, before distributing the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our shareholders and the per share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, the per share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.
If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine of approximately $18,293 and to imprisonment for five years in the Cayman Islands.

We are not registering the Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants and causing such warrants to expire worthless.
We are not registering the Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed, as soon as practicable, but in no event later than 15 business days after the closing of our initial business combination, to use our commercially reasonable efforts to file a registration statement under the Securities Act covering the issuance of such shares, to use our commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of our initial business combination and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) until the warrants expire or are redeemed. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current, complete or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available. Notwithstanding the above, if our Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) are, at the time of any exercise of a warrant, not listed on a national securities exchange such that they do not satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will use our commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws and no exemption is available. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) included in the units. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) for sale under all applicable state securities laws.
We have agreed to issue additional Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) to complete our business combination and may issue shares of Class A common stock of New Packable, including under an employee incentive plan, after completion of our initial business combination. Any such issuances would dilute the interest of our shareholders and likely present other risks.
Our existing organizational documents authorize the issuance of up to 200,000,000 Class A ordinary shares, par value $0.0001 per share, 20,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preferred shares, $0.0001 per share. At January 20, 2022, there were 172,898,411 and 12,500,000 shares of authorized but unissued Class A ordinary shares and Class B ordinary shares, respectively, available for issuance which amount takes into account shares reserved for issuance upon exercise of outstanding warrants. There are currently no preferred shares issued and outstanding.

The proposed charter authorizes the issuance of 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.
We have agreed to issue additional Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) to the subscription investors in order to obtain PIPE subscription financing to complete our business combination and to the unsecured promissory convertible note holders upon conversion of the unsecured convertible promissory notes in connection with the completion of our business combination. Prior to the business combination, we may issue additional Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) and preferred shares in order to obtain additional equity financing, and we may issue additional shares of Class A common stock of New Packable under an employee incentive plan after completion of our business combination. However, our existing organizational documents provide, among other things, that prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote as a class with our public shares on any business combination. The issuance of additional ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) or preferred shares:
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may significantly dilute the equity interest of investors in the IPO;

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may subordinate the rights of holders of Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) if preferred shares are issued with rights senior to those afforded our Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication); and

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may adversely affect prevailing market prices for our units, Class A ordinary shares and/or warrants.

We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete the business combination with which a substantial majority of our shareholders do not agree.
Our amended and restated memorandum and articles of association do not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares in an amount that would cause our net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 upon completion of our initial business combination (such that we do not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete our initial business combination even though a substantial majority of our public shareholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or any of their affiliates. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, all Class A ordinary shares submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.
The holders of our founder shares control a substantial interest in us and thus may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support.
The holders of our founder shares own 20% of our issued and outstanding ordinary shares. Accordingly, they may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support. If the holders of our founder shares purchase any additional Class A ordinary shares, this would increase their control. To our knowledge, none of our officers or directors, has any current intention to purchase additional securities. Factors that would be considered in making such additional purchases would include consideration of the current trading price of our Class A ordinary shares.

We may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 65% of then outstanding public warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) purchasable upon exercise of a warrant could be decreased, all without your approval.
Our warrants were issued in registered form under the warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Highland Transcend. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of curing any ambiguity or curing, correcting or supplementing any defective provision or adding or changing any other provisions with respect to matters or questions arising under the warrant agreement, but requires the approval by the holders of at least 65% of then outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder if holders of at least 65% of then outstanding public warrants approve of such amendment. Examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) purchasable upon exercise of a warrant.
We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless.
We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant; provided that the last reported sales price of our Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the trading day prior to the date on which we complete our initial business combination of your warrants. The closing price of the Class A ordinary shares as of December 31, 2021 was $9.92, which does not equal or exceed the $18.00 per share threshold at which the warrants would become redeemable by us, but the trading price of our securities may fluctuate following the consummation of our initial business combination, and can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you to: (1) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so; (2) sell your warrants at then-current market price when you might otherwise wish to hold your warrants; or (3) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private placement warrants will be redeemable by us so long as they are held by our sponsor or its permitted transferees. In the event that we elect to redeem all of the outstanding warrants, we would only be required to have the notice of redemption mailed by first class mail, postage prepaid, by us not less than thirty (30) days prior to the redemption date to the registered holders of the outstanding warrants to be redeemed at their last addresses as they shall appear on the registration books. See “Description of Securities — Warrants.”
Prior to the business combination, the public warrants and private warrants will have substantially the same risk described above. The private placement warrants, which are not redeemable by us so long as they are held by the sponsor or its permitted transferees, will in connection with the business combination, be exchanged for private placement warrants in respect of shares of Class A common stock of New Packable in connection with the domestication.
Our warrants may have an adverse effect on the market price of our Class A ordinary shares and make it more difficult to effectuate an initial business combination.
We issued public warrants to purchase 10,000,000 of our Class A ordinary shares as part of the units sold in the IPO and, simultaneously with the closing of the IPO, we issued in the private placement an aggregate of 5,333,333 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share. Such warrants, when exercised, will increase the number of issued and outstanding Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication) and reduce the value of the Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication).
Because certain of our ordinary shares and warrants currently trade as units consisting of one ordinary share and one-third of one warrant, the units may be worth less than units of other blank check companies.
Certain of our ordinary shares and warrants currently trade as units consisting of one ordinary share and one-third of one warrant. Because, pursuant to the warrant agreement, the warrants may only be exercised for a whole number of shares, only a whole warrant may be exercised at any given time. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the public warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number ordinary shares to be issued to the warrant holder. As a result, public warrant holders who did not purchase a number of units or warrants that would convert into a whole share must sell any odd number of warrants in order to obtain full value from the fractional interest that will not be issued.
This is different from other companies similar to ours whose units include one ordinary share and one warrant to purchase one whole share. This unit structure may cause our units to be worth less than if it included a warrant to purchase one whole share.
Warrants will become exercisable for our ordinary shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to our shareholders.
We issued public warrants to purchase 10,000,000 of our Class A ordinary shares as part of our IPO, and we issued an aggregate of 5,333,333 private placement warrants to our sponsor, each exercisable to purchase one third ordinary share (or one whole share of Class A common stock of New Packable into which such share will convert in connection with the domestication) at $11.50 per whole share.
In addition, prior to consummating the business combination, nothing prevents us from issuing additional securities in a private placement so long as they do not participate in any manner in the trust account or vote as a class with the ordinary shares on a business combination. To the extent such warrants are exercised, additional ordinary shares will be issued, which will result in dilution to then existing holders of our ordinary shares and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our ordinary shares. In addition, such dilution could, among other things, limit the ability of our current shareholders to influence management of Packable through the election of directors following the business combination.
The market for our securities may be volatile following the closing.
Following the business combination, the price of our securities may fluctuate significantly due to the market’s reaction to the business combination and general market and economic conditions. The price of our securities after the business combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports.
A significant portion of our total outstanding shares may be sold into the market in the near future. This could cause the market price of our ordinary shares to drop significantly, even if our business is doing well.
Sales of a substantial number of ordinary shares in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our ordinary shares. After the consummation of the business combination (based on the assumptions as described in the last paragraph of the section entitled “Certain Defined Terms”), the Packable equity holders (including the Blocker equity holders) will hold approximately 70.2% of our total outstanding shares, the subscription investors will hold approximately 3.7% of our total outstanding shares, the unsecured convertible promissory note holders will hold approximately 7.2% of our total outstanding shares, our sponsor and its affiliates will hold approximately 3.0% of our total outstanding shares and our officers and directors will hold approximately 0.1% of our total outstanding shares, which does not take into account any warrants that will be outstanding as of the closing and may be exercised thereafter or the earnout shares that may be issued and may vest hereafter.
If the business combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline.
If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of our securities prior to the closing may decline. The market values of our securities at the time of the business combination may vary significantly from their prices on the date the merger agreement was executed, the date of this proxy statement/prospectus, or the date on which our shareholders vote on the business combination.
In addition, following the business combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.
Factors affecting the trading price of our securities following the business combination may include:
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actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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changes in the market’s expectations about our operating results;

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success of competitors;

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our operating results failing to meet the expectation of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning New Packable or the market in general;

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operating and stock price performance of other companies that investors deem comparable to New Packable;

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changes in laws and regulations affecting our business;

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commencement of, or involvement in, litigation involving New Packable;

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changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of shares available for public sale;

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any major change in our board of directors or management;

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sales of substantial amounts of securities by our directors, executive officers or significant shareholders or the perception that such sales could occur;

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism; and

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other developments affecting the eCommerce industry.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies, notably in the eCommerce industry, which investors perceive to be similar to New Packable could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price for our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.
Following the business combination, if securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our common stock adversely, the price and trading volume of our common stock could decline.
The trading market for our common stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. If any of the analysts who may cover New Packable change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our common stock would likely decline. If any analyst who may cover New Packable were to cease their coverage or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.
New Packable may be unable to obtain additional financing to fund its operations or growth.
New Packable may require additional financing to fund its operations or growth. The failure to secure additional financing could have a material adverse effect on the continued development or growth of New Packable. None of our officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination.
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.
We are subject to laws, regulations and rules enacted by national, regional and local governments and, upon the consummation of our business combination, Nasdaq. In particular, we are or will be required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations and rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations and rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.
Legal proceedings in connection with the business combination, the outcomes of which are uncertain, could delay or prevent the completion of the business combination.
On December 7, 2021, a purported shareholder of Highland Transcend filed a lawsuit in New York State Supreme Court, alleging that the registration statement filed on October 22, 2021 by Highland Transcend, in connection with the business combination with Packable, failed to disclose certain allegedly material information related to the business combination. The lawsuit asserted claims for fraudulent misrepresentation and concealment and for negligent misrepresentation and concealment under New York common law against Highland Transcend and its directors. The complaint sought a declaration that defendants negligently or fraudulently misrepresented, concealed or omitted material information; an injunction enjoining the shareholder vote on the proposed business combination until the information at issue is disclosed; monetary damages; and attorneys’ fees and expenses. On January 18, 2022, the plaintiff filed an amended complaint, dropping the claims for fraudulent and negligent misrepresentation and concealment under New York common law and asserting instead claims for breach of fiduciary duty under Delaware law and Cayman Islands law. The amended complaint seeks a declaration that defendants breached those duties, as well as the same injunctive and monetary relief sought by the original complaint. A preliminary injunction hearing was held on February 3, 2022, and the court has not yet issued a ruling.
Additional lawsuits may be filed against Highland Transcend or its directors and officers in connection with the business combination. Defending such additional lawsuits could require Highland Transcend to incur significant costs and draw the attention of Highland Transcend’s management team away from the business combination. Further, the defense or settlement of any lawsuit or claim that remains unresolved at the time the transactions are consummated may adversely affect the combined company’s business, financial condition, results of operations and cash flows. Such legal proceedings could delay or prevent the business combination from becoming effective within the agreed upon timeframe.
Please see the section entitled “The Business Combination — Litigation Relating to the Merger.”
Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.
Following our domestication as a Delaware corporation, we will be subject to income and other taxes in the United States, and our domestic and any foreign tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
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changes in the valuation of our deferred tax assets and liabilities;

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expected timing and amount of the release of any tax valuation allowances;

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tax effects of stock-based compensation;

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costs related to intercompany restructurings;

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changes in tax laws, regulations or interpretations thereof; or

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lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other taxes by U.S. federal and state authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.
Our shareholders will experience immediate dilution as a consequence of the issuance of Class A common stock and Class B common stock in connection with the business combination.
In connection with the business combination, we will issue 108,086,466 shares of Class B common stock and 24,629,708 shares of Class A common stock to Packable equity holders (including the Blocker equity holders), 7,000,000 shares of Class A common stock pursuant to the subscription agreements and 13,588,235 shares of Class A common stock pursuant to the Notes Subscription Agreements. As a result, following the consummation of the business combination and related transactions, our public shareholders will hold 30,000,000 shares of Class A common stock of New Packable, or approximately 15.9% of New Packable issued and outstanding common stock (assuming that no holders of public shares elect to redeem their shares for a portion of the trust account and we do not otherwise issue any additional shares in connection with the business combination), which does not take into account any warrants that will be outstanding as of the closing and may be exercised thereafter or the earnout shares that may be issued and may vest hereafter or post-merger units issued by Packable in connection with the business combination that may be exchanged for Class A common stock or Earnout Shares. The amount of dilution incurred by our public shareholders who do not elect to have their shares redeemed for cash will depend on the number of shares that are redeemed. See the section entitled “Summary of the Proxy Statement/Prospectus — Impact of the Business Combination on Highland Transcend’s Public Float” for a summary of the potential dilutive impact of warrants, deferred sponsor shares and earnout shares under the following two redemption scenarios: (i) a scenario assuming no redemptions and (ii) a scenario assuming that 25,510,000 shares are redeemed (the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied).
Nasdaq may delist New Packable’s securities from trading on its exchange, which could limit investors’ ability to make transactions in New Packable’s securities and subject New Packable to additional trading restrictions.
Highland Transcend’s public shares, public warrants and units are currently listed on NYSE and it is a condition to Packable’s obligations to complete the business combination, that New Packable’s Class A common stock shall have been eligible for listing on an approved stock exchange (expected to be Nasdaq) immediately following the business combination after giving effect to the redemptions (as if it were a new initial listing by an issuer that had never been listed prior to closing). However, Highland Transcend cannot assure you that New Packable’s securities will continue to be listed on Nasdaq in the future. In addition, in connection with the business combination and as a condition to Packable’s obligations to complete the business combination, New Packable is required to demonstrate compliance with Nasdaq’s initial listing requirements. For instance, should the New Packable stock be listed on the Nasdaq Global Select Market, New Packable’s stock price would generally be required to be at least $4 per share and its stockholders’ unrestricted publicly held equity would generally be required to be at least $45 million and New Packable would be required to have a minimum of 450 public holders of “round lots” of shares with a market value of at least $2,500. In addition to the listing requirements for New Packable’s Class A common stock, Nasdaq imposes listing standards on warrants. Highland Transcend cannot assure you that New Packable will be able to meet those initial listing requirements, in which case Packable will not be obligated to complete the business combination. In addition, it is possible that New Packable’s Class A common stock and public warrants will cease to meet the Nasdaq listing requirements following the business combination.
If Nasdaq delists New Packable’s securities from trading on its exchange and New Packable is not able to list its securities on another national securities exchange, Highland Transcend expects New Packable’s securities could be quoted on an over-the-counter market. If this were to occur, New Packable could face significant material adverse consequences, including:
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a limited availability of market quotations for its securities;

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reduced liquidity for its securities;

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a determination that New Packable’s Class A common stock is a “penny stock” which will require brokers trading in the common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for New Packable’s securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

We are currently an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
We are currently an emerging growth company within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. As a result, our shareholders may not have access to certain information they may deem important. We could remain an emerging growth company for up to five years from the date of our IPO, although circumstances could cause us to lose that status earlier, including if the market value of our Class A ordinary shares held by non-affiliates exceeds $700,000,000 as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.
Packable’s financial results forecast relies in large part upon assumptions and analyses developed by Packable. If these assumptions or analyses prove to be incorrect, Packable’s actual results may be materially different from its forecasted results.
The projected financial information appearing elsewhere in this proxy statement/prospectus reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Packable’s business, all of which are difficult to predict and many of which are beyond Packable’s and Highland Transcend’s control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year. These financial projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, these financial projections constitute forward-looking information and are subject to risks and uncertainties, including the various risks and uncertainties set forth in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of this proxy statement/prospectus. In addition, Packable’s projected revenue forecasts are forward looking and reflect numerous estimates and assumptions, including, but not limited to, general business, economic, regulatory, market and financial conditions, as well as assumptions about competition, future performance, eCommerce adoption and penetration and matters specific to Packable’s business, all of which are difficult to predict and many of which are beyond Packable’s and Highland Transcend’s control. Some of the significant assumptions on which Packable’s management based its forecasts included: (i) growth in revenues and related expenses consistent with historical operating trends; (ii) expansion of Packable’s logistical capabilities and geographic reach, including into international markets with significant unmet demand for its products and services; (iii) increased market penetration of eCommerce in retail consumer products, and the attractiveness of Packable’s related value proposition; (iv) strong net revenue retention with continued expansion from existing brand partners supplemented by on-boarding of new brand partners; (v) further expansion of service offerings and non-product revenue that leverage Packable’s tech-enabled eCommerce offering, including data & analytics, marketing and media services, and direct-to-consumer services for brand partners; (vi) expansion to, and additional revenue derived from, non-Amazon marketplaces, which are estimated to increase from 20% of revenue in 2020 to 39% of revenue in 2022; and (vii) continued increases in average order value driven by pack size optimization and greater mix shift towards digitally native brands.
The financial projections were prepared solely for internal use and not with a view toward public disclosure, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. None of Packable’s independent registered accounting firm, Highland Transcend’s independent registered accounting firm or any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the financial projections. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared. The inclusion of financial projections in this proxy statement/prospectus should not be regarded as an indication that Highland Transcend, our board of directors, or their respective affiliates, advisors or other representatives considered, or now considers, such financial projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination Proposal. The financial forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this information statement are cautioned not to place undue reliance on this information. Unfavorable changes in any of these or other factors, most of which are beyond Packable’s or Highland Transcend’s control, could materially and adversely affect its business, results of operations and financial results.

Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.
On April 12, 2021, the SEC issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by special purpose acquisition companies (“SPACs”). In light of the Statement and guidance in Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” our management evaluated the terms of the Warrant Agreement entered into in connection with its initial public offering and concluded that its public warrants and private placement warrants (together, the “Warrants”) include provisions that, based on the Statement, preclude the Warrants from being classified as components of equity. As a result, we have classified the Warrants as liabilities. Under this accounting treatment, we are required to measure the fair value of the Warrants at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors which are outside our control. We expect that we will recognize non-cash gains or losses due to the quarterly fair valuation of our Warrants and that such gains or losses could be material.
We have identified a material weakness in our internal control over financial reporting as of December 31, 2020. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.
Following this issuance of the Statement, after consultation with our independent registered public accounting firm, our management and our audit committee concluded that, in light of the Statement, it was appropriate to restate our previously issued audited balance sheet as of December 31, 2020 (the “Restatement”). See “— Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.” As part of such process, we identified a material weakness in our internal controls over financial reporting.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented, or detected and corrected on a timely basis. Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects. If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses. As of June 30, 2021, this material weakness has not been fully remediated.
As a result of such material weakness, the change in accounting for the warrants, and other matters raised or that may in the future be raised by the SEC, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of this proxy statement/prospectus, we have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete a business combination transaction.
Compliance obligations under the Sarbanes-Oxley Act may make it more difficult for us to effectuate the business combination, require substantial financial and management resources and increase the time and costs of completing the business combination.
The fact that we are a blank check company makes compliance with the requirements of the Sarbanes-Oxley Act particularly burdensome on us as compared to other public companies because Packable is not currently subject to Section 404 of the Sarbanes-Oxley Act. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of Packable as a privately held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable to us after the business combination. If we are not able to implement the requirements of Section 404, including any additional requirements once we are no longer an emerging growth company, in a timely manner or with adequate compliance, we may not be able to assess whether its internal controls over financial reporting are effective, which may subject us to adverse regulatory consequences and could harm investor confidence and the market price of our common stock. Additionally, once we are no longer an emerging growth company, we will be required to comply with the independent registered public accounting firm attestation requirement on our internal control over financial reporting.
Risks Related to Domestication
Upon completion of the business combination, the rights of holders of New Packable’s common stock arising under the DGCL will differ from and may be less favorable than the rights of holders of Highland Transcend’s ordinary shares arising under the Cayman Islands Companies Act
Upon completion of the business combination, the rights of holders of New Packable’s common stock will arise under the DGCL. The DGCL contains provisions that differ in some respects from those in the Cayman Islands Companies Act, and, therefore, some rights of holders of the New Packable’s common stock could differ from the rights that holders of Highland Transcend ordinary shares currently possess. For instance, while class actions are generally not available to shareholders under Cayman Islands law, such actions are generally available under Delaware law. This change could increase the likelihood that New Packable becomes involved in costly litigation, which could have a material adverse effect on New Packable.
For a more detailed description of the rights of holders of New Packable’s common stock under the DGCL and how they may differ from the rights of holders of Highland Transcend ordinary shares under the Cayman Islands Companies Act, please see the section entitled “Comparison of Corporate Governance and Shareholder Rights” beginning on page 240. Forms of the proposed organizational documents of New Packable are attached as Annexes B and C to this proxy statement/prospectus and we urge you to read them.
Provisions in our proposed organizational documents effected in connection with our domestication as a Delaware corporation, assuming shareholder approval of the Domestication Proposal, may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management
Our existing organizational documents and our proposed organizational documents in connection with our domestication as a Delaware corporation, assuming shareholder approval of the Domestication Proposal and the Organizational Documents Proposals, contain provisions that may discourage unsolicited takeover proposals that shareholders may consider to be in their best interests. These provisions include the ability of the board of directors to designate the terms of and issue new series of preference shares, which may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.
New Packable’s proposed organizational documents will designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for substantially all disputes between New Packable and its stockholders, to the fullest extent permitted by law, which could limit New Packable’s stockholders’ ability to obtain a favorable judicial forum for disputes with New Packable or its directors, officers, stockholders, employees or agents.
New Packable’s proposed organizational documents that will be in effect upon the domestication provide that, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for:
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any derivative action or proceeding brought on behalf of New Packable;

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any action or proceeding (including any class action) asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of New Packable to New Packable or New Packable’s stockholders;

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any action or proceeding (including any class action) asserting a claim against New Packable or any of our current or former director, officer or other employee arising out of or pursuant to any provision of the DGCL, the proposed charter and proposed bylaws (as each may be amended from time to time);

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any action or proceeding (including any class action) to interpret, apply, enforce or determine the validity of the proposed charter or the proposed bylaws of New Packable (including any right, obligation or remedy thereunder);

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any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; and/or

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any action asserting a claim against New Packable or any director, officer or other employee of New Packable governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with New Packable or any of New Packable’s directors, officers, or other employees, which may discourage lawsuits with respect to such claims. However, stockholders will not be deemed to have waived New Packable’s compliance with the federal securities laws and the rules and regulations thereunder and this provision would not apply to suits brought to enforce a duty or liability created by the Exchange Act, which provides for the exclusive jurisdiction of the federal courts with respect to all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, or the Securities Act. Further, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. To prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, New Packable’s proposed organizational documents provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. Accordingly, there is uncertainty as to whether a court would enforce such provision with respect to suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. If a court were to find the choice of forum provision contained in New Packable’s proposed organizational documents to be inapplicable or unenforceable in an action, New Packable may incur additional costs associated with resolving such action in other jurisdictions, which could harm New Packable’s business, results of operations and financial condition.
Certain Holders may be required to recognize gain for U.S. federal income tax purposes as a result of the domestication.
As discussed more fully under the section “U.S. Federal Income Tax Considerations,” the domestication should constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the domestication so qualifies, U.S. Holders (as defined in such section) of Highland Transcend ordinary shares will be subject to Section 367(b) of the Code and, as a result:
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Subject to the discussion below concerning PFICs, a U.S. Holder of Highland Transcend ordinary shares whose ordinary shares have a fair market value of less than $50,000 on the date of the domestication and who is not a 10% shareholder (as defined above) will not recognize any gain or loss and will not be required to include any part of Highland Transcend’s earnings in income.

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Subject to the discussion below concerning PFICs, a U.S. Holder of Highland Transcend ordinary shares whose ordinary shares have a fair market value of $50,000 or more, but who is not a 10% shareholder will generally recognize gain (but not loss) on the deemed receipt of Class A common stock in the domestication. As an alternative to recognizing gain as a result of the domestication, such U.S. Holder may file an election to include in income, as a dividend, the “all earnings and profits amount” (as defined in the Treasury Regulations under Section 367) attributable to its Highland Transcend ordinary shares provided certain other requirements are satisfied.
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Subject to the discussion below concerning PFICs, a U.S. Holder of Highland Transcend ordinary shares who on the date of the domestication is a 10% shareholder will generally be required to include in income, as a dividend, the “all earnings and profits amount” (as defined in the Treasury Regulations under Section 367) attributable to its Highland Transcend ordinary shares provided certain other requirements are satisfied. Any such U.S. Holder that is a corporation may, under certain circumstances, effectively be exempt from taxation on a portion or all of the deemed dividend pursuant to Section 245A of the Code.

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As discussed further under “U.S. Federal Income Tax Considerations” below, Highland Transcend believes that it is (and has been) treated as a PFIC for U.S. federal income tax purposes. In the event that Highland Transcend is (or in some cases has been) treated as a PFIC, notwithstanding the foregoing, proposed Treasury Regulations under Section 1291(f) of the Code (which have a retroactive effective date), if finalized in their current form, generally would require a U.S. Holder to recognize gain as a result of the exchange of Highland Transcend ordinary shares or public warrants for the common stock or warrants of the Delaware corporation pursuant to the domestication unless the U.S. Holder makes (or has made) certain elections discussed further under “U.S. Federal Income Tax Considerations — The Domestication.” A U.S. Holder cannot currently make the aforementioned elections with respect to such U.S. Holder’s public warrants. The tax on any such gain would be imposed at the rate applicable to ordinary income and an interest charge would apply based on a complex set of rules. It is difficult to predict whether such proposed regulations will be finalized and whether, in what form, and with what effective date, other final Treasury Regulations under Section 1291(f) of the Code will be adopted. Further, it is not clear how any such regulations would apply to the warrants. For a more complete discussion of the potential application of the PFIC rules to U.S. Holders as a result of the domestication, see the section entitled “U.S. Federal Income Tax Considerations.” Each U.S. Holder of Highland Transcend ordinary shares or public warrants is urged to consult its own tax advisor concerning the application of the PFIC rules to the exchange of Highland Transcend ordinary shares for Class A common stock and Highland Transcend warrants for New Packable warrants pursuant to the domestication.

Additionally, the domestication may cause Non-U.S. Holders (as defined in “U.S. Federal Income Tax Considerations” below) to become subject to U.S. federal income withholding taxes on any dividends in respect of such Non-U.S. Holder’s Class A common stock subsequent to the domestication.
The tax consequences of the domestication are complex and will depend on a holder’s particular circumstances. All holders are strongly urged to consult their tax advisor for a full description and understanding of the tax consequences of the domestication, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws. For a more complete discussion of the U.S. federal income tax considerations of the domestication, see the section entitled “U.S. Federal Income Tax Considerations.”
Upon consummation of the business combination, the rights of holders of New Packable common stock arising under the DGCL as well as the proposed organizational documents will differ from and may be less favorable to the rights of holders of Class A ordinary shares arising under the Cayman Islands Companies Act as well as our current memorandum and articles of association.
Upon consummation of the business combination, the rights of holders of New Packable common stock will arise under the proposed organizational documents as well as the DGCL. Those new organizational documents and the DGCL contain provisions that differ in some respects from those in our current memorandum and articles of association and the Cayman Islands Companies Act and, therefore, some rights of holders of New Packable common stock could differ from the rights that holders of Class A ordinary shares currently possess. For instance, while class actions are generally not available to shareholders under Cayman Islands Companies Act, such actions are generally available under the DGCL. This change could increase the likelihood that New Packable becomes involved in costly litigation, which could have a material adverse effect on New Packable.

In addition, there are differences between the new organizational documents of New Packable and the existing organizational documents of Highland Transcend. For a more detailed description of the rights of holders of New Packable common stock and how they may differ from the rights of holders of Class A ordinary shares, please see “Comparison of Corporate Governance and Shareholder Rights.” The forms of the proposed charter and the proposed bylaws of New Packable are attached as Annex B and Annex C, respectively, to this proxy statement/prospectus and we urge you to read them.
Risks Related to the Post-Merger Organizational Structure
New Packable will be a holding company and its only material asset after completion of the business combination will be its interest in Packable, and it is accordingly dependent upon distributions made by its subsidiaries to pay taxes, make payments under the tax receivable agreement and pay dividends.
Upon completion of the business combination, New Packable will be a holding company with no material assets other than its ownership of post-merger Packable units. As a result, New Packable will have no independent means of generating revenue or cash flow. New Packable’s ability to pay taxes, make payments under the tax receivable agreement and pay dividends will depend on the financial results and cash flows of Packable and its subsidiaries and the distributions it receives from Packable. Deterioration in the financial condition, earnings or cash flow of Packable and its subsidiaries, for any reason could limit or impair Packable’s ability to pay such distributions. Additionally, to the extent that New Packable needs funds and Packable and/or any of its subsidiaries are restricted from making such distributions under applicable law or regulation or under the terms of any financing arrangements, or Packable is otherwise unable to provide such funds, it could materially adversely affect New Packable’s liquidity and financial condition.
Subject to the potential risk of being treated as a publicly traded partnership discussed below, Packable will continue to be treated as a partnership for U.S. federal income tax purposes and, as such, generally will not be subject to any entity-level U.S. federal income tax. Instead, the taxable income of Packable will be allocated to holders of post-merger Packable units, including New Packable. Accordingly, New Packable will be required to pay income taxes on its allocable share of any net taxable income of Packable. Under the terms of the amended operating agreement, Packable is obligated to make tax distributions to holders of post-merger Packable units (including New Packable) calculated at certain assumed tax rates. In addition to tax expenses, New Packable will also incur expenses related to its operations, including payment obligations under the tax receivable agreement (and the cost of administering such payment obligations), which could be significant and some of which may be reimbursed by Packable Holdings (excluding payment obligations under the tax receivable agreement). See the section entitled “The Business Combination — Related Agreements — Tax Receivable Agreement.” New Packable intends to cause Packable to make distributions to holders of post-merger Packable units in amounts sufficient to cover all applicable taxes (calculated at assumed tax rates), relevant operating expenses, payments under the tax receivable agreement and dividends, if any, declared by New Packable. However, as discussed below, Packable’s ability to make such distributions may be subject to various limitations and restrictions including, but not limited to, restrictions on distributions that would either violate any contract or agreement to which Packable is then a party, including debt agreements, or any applicable law, or that would have the effect of rendering Packable insolvent. If New Packable’s cash resources are insufficient to meet its obligations under the tax receivable agreement and to fund its obligations, New Packable may be required to incur additional indebtedness to provide the liquidity needed to make such payments, which could materially adversely affect its liquidity and financial condition and subject New Packable to various restrictions imposed by any such lenders. To the extent that New Packable is unable to make payments under the tax receivable agreement for any reason, such payments will be deferred and will accrue interest until paid; provided, however, that nonpayment for a specified period may constitute a material breach of a material obligation under the tax receivable agreement and therefore accelerate payments due under the tax receivable agreement, which could be substantial.
Additionally, although Packable generally will not be subject to any entity-level U.S. federal income tax, it may be liable under federal tax legislation for adjustments to its tax return, absent an election to the contrary. In the event Packable’s calculations of taxable income are incorrect, its members, including New Packable, in later years may be subject to material liabilities pursuant to this federal legislation and its related guidance.

New Packable anticipates that the distributions it will receive from Packable may, in certain periods, exceed New Packable’s actual tax liabilities and obligations to make payments under the tax receivable agreement. The board of directors of New Packable, in its sole discretion, may make any determination from time to time with respect to the use of any such excess cash so accumulated, which may include, among other uses, to pay dividends on New Packable’s Class A common stock. New Packable will have no obligation to distribute such cash (or other available cash other than any declared dividend) to its stockholders. See the section entitled “The Business Combination — Related Agreements — Amended Operating Agreement.”
Dividends on Class A common stock, if any, will be paid at the discretion of the board of directors of New Packable, which will consider, among other things, New Packable’s business, operating results, financial condition, current and expected cash needs, plans for expansion and any legal or contractual limitations on its ability to pay such dividends. Financing arrangements may include restrictive covenants that restrict New Packable’s ability to pay dividends or make other distributions to its stockholders. In addition, Packable is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of Packable (with certain exceptions) exceed the fair value of its assets. Packable’s subsidiaries are generally subject to similar legal limitations on their ability to make distributions to Packable. If Packable does not have sufficient funds to make distributions, New Packable’s ability to declare and pay cash dividends may also be restricted or impaired.
In certain circumstances, Packable will be required to make distributions to us and the other holders of post-merger Packable units, and the distributions that Packable will be required to make may be substantial.
Packable will generally be required from time to time to make pro rata distributions in cash to us and the other holders of post-merger Packable units at certain assumed tax rates in amounts that are intended to be sufficient to cover the taxes on our and the other Packable equity holders’ respective allocable shares of the taxable income of Packable. As a result of (i) potential differences in the amount of net taxable income allocable to us and the other holders of post-merger Packable units, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate (based on the tax rate applicable to individuals) in calculating Packable’s distribution obligations, we may receive tax distributions significantly in excess of our tax liabilities and obligations to make payments under the tax receivable agreement. New Packable will determine in its sole discretion the appropriate uses for any excess cash so accumulated, which may include, among other uses, dividends, the payment of obligations under the tax receivable agreement and the payment of other expenses. New Packable will have no obligation to distribute such excess cash (or other available cash other than any declared dividend) to the holders of Class A common stock. No adjustments to the redemption or exchange ratio of post-merger Packable units for shares of Class A common stock will be made as a result of either (i) any cash dividend by us or (ii) any cash that we retain and do not distribute to our stockholders. To the extent that New Packable does not distribute such excess cash as dividends on Class A common stock and instead, for example, holds such cash balances or lends them to Packable, Packable equity holders would benefit from any value attributable to such cash balances as a result of their ownership of Class A common stock following a redemption or exchange of their post-merger Packable units.
New Packable will be required to make payments to the TRA Parties pursuant to the tax receivable agreement for certain tax benefits New Packable may receive and the amounts payable may be substantial.
As described under “Organizational Structure,” New Packable will acquire certain favorable tax attributes from certain Blockers in the Blocker Mergers (other than the GPI Blocker Merger). In addition, future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, and other transactions described herein, are expected to result in favorable tax attributes for New Packable. These tax attributes would not be available to New Packable in the absence of those transactions and are expected to reduce the amount of tax that we would otherwise be required to pay in the future.
Upon the completion of the business combination, New Packable will enter into the tax receivable agreement, pursuant to which, New Packable generally will be required to pay to the TRA Parties, in the aggregate, 85% of the net income tax savings that New Packable actually realizes (or in certain circumstances, is deemed to realize) as a result of (i) certain favorable tax attributes we will acquire from the Blockers (other than the GPI Blocker) in the Blocker Mergers (other than the GPI Blocker Merger) (including net operating losses and certain of the Blockers’ (other than the GPI Blocker’s) existing tax basis in their interests in Packable), (ii) increases to New Packable’s allocable share of the tax basis of Packable’s assets resulting from future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, (iii) tax attributes resulting from certain payments made under the tax receivable agreement and (iv) deductions in respect of interest under the tax receivable agreement. The payment obligations under the tax receivable agreement are New Packable’s obligations and not obligations of Packable.
We expect that the payments New Packable will be required to make under the tax receivable agreement will be substantial. Assuming no material changes in relevant tax law and that New Packable earns sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, the tax savings associated with the Blocker Mergers (other than the GPI Blocker’s) and future redemptions or exchanges of post-merger Packable units as described above would aggregate to approximately $380 million over 15 years from the date of the completion of the business combination. Under this scenario, New Packable would be required to pay to the TRA Parties approximately 85% of such amount, or $323 million, over the 15-year period from the date of the completion of the business combination. The actual amounts New Packable will be required to pay may materially differ from these hypothetical amounts, because potential future tax savings that New Packable will be deemed to realize, and the tax receivable agreement payments made by New Packable, will be calculated based in part on the market value of the Class A common stock at the time of each redemption or exchange under the exchange agreement and the prevailing applicable tax rates applicable to New Packable over the life of the tax receivable agreement and will depend on New Packable generating sufficient taxable income to realize the tax benefits that are subject to the tax receivable agreement. Payments under the tax receivable agreement are not conditioned on the Packable equity holders’ or Blocker equity holders’ (other than the GPI Blocker Owner’s) continued ownership of New Packable.
In certain cases, payments under the tax receivable agreement may be accelerated and/or significantly exceed the actual benefits New Packable realizes in respect of the tax attributes subject to the tax receivable agreement
Payments under the tax receivable agreement will be based on the tax reporting positions New Packable determines, and the IRS or another tax authority may challenge all or a part of the existing tax basis, tax basis increases, net operating losses or other tax attributes subject to the tax receivable agreement, and a court could sustain such challenge. The parties to the tax receivable agreement will not reimburse New Packable for any payments previously made if such tax basis, or other tax benefits are subsequently disallowed, except that any excess payments made to a party under the tax receivable agreement will be netted against future payments otherwise to be made under the tax receivable agreement, if any, after the determination of such excess.
In addition, the tax receivable agreement provides that if (1) New Packable breaches any of its material obligations under the tax receivable agreement (including in the event that New Packable is more than three months late making a payment that is due under the tax receivable agreement, except in the case of certain liquidity exceptions), (2) New Packable is subject to certain bankruptcy, insolvency or similar proceedings, or (3) at any time, New Packable elects an early termination of the tax receivable agreement, New Packable’s obligations under the tax receivable agreement (with respect to all post-merger Packable units, whether or not such units have been exchanged or redeemed before or after such transaction) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future tax benefits calculated based on certain assumptions, including that New Packable would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the tax receivable agreement. The tax receivable agreement also provides that, upon certain mergers, asset sales or other forms of business combination, or certain other changes of control, (x) the “TRA Party Representative” can elect to accelerate (into a lump sum amount as described above) all of New Packable’s obligations under the tax receivable agreement (with respect to all post-merger Packable units, whether or not such units have been exchanged or redeemed before or after such transaction) and (y) if the TRA Party Representative does not so elect to accelerate, New Packable’s or its successor’s obligations under the tax receivable agreement would be based on certain assumptions, including that New Packable or its successor would have sufficient taxable income to fully utilize all tax basis, tax deductions, net operating losses and other benefits covered by the tax receivable agreement. As a result, upon any acceleration of New Packable’s obligations under the tax receivable agreement and upon a change of control, New Packable could be required to make payments under the tax receivable agreement that are greater than 85% of its actual cash tax savings, which could negatively impact its liquidity. The change of control provisions in the tax receivable agreement may also result in situations where the Packable equity holders and Blocker equity holders have interests that differ from or are in addition to those of the Class A stockholders.
Finally, because New Packable is a holding company with no operations of its own, its ability to make payments under the tax receivable agreement depends on the ability of Packable to make distributions to it. To the extent that New Packable is unable to make payments under the tax receivable agreement for any reason, such payments will be deferred and will accrue interest until paid, which could negatively impact New Packable’s results of operations and could also affect its liquidity in periods in which such payments are made.
If Packable Holdings were to become a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, New Packable and Packable might be subject to potentially significant tax inefficiencies, and New Packable would not be able to recover payments previously made by it under the tax receivable agreement even if the corresponding tax benefits were subsequently determined to have been unavailable due to such status.
We intend to operate such that Packable does not become a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. A “publicly traded partnership” is a partnership the interests of which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof. Under certain circumstances, exchanges of post-merger Packable units pursuant to the exchange agreement or other transfers of post-merger Packable units could cause Packable to be treated as a publicly traded partnership. Applicable Treasury Regulations provide for certain safe harbors from treatment as a publicly traded partnership, and we intend to operate such that exchanges or other transfers of post-merger Packable units qualify for one or more such safe harbors. For example, the exchange agreement and the amended operating agreement, which will be entered into in connection with the consummation of the Business Combination, will provide for limitations on the ability of Packable equity holders to transfer their post-merger Packable units and will provide New Packable with the right to cause the imposition of limitations and restrictions (in addition to those already in place) on the ability of Packable equity holders to exchange their post-merger Packable units pursuant to the exchange agreement to the extent New Packable believes it is necessary to ensure that Packable will continue to be treated as a partnership for U.S. federal income tax purposes.
If Packable were to become a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, significant tax inefficiencies might result for New Packable and Packable, including as a result of New Packable’s inability to file a consolidated U.S. federal income tax return with Packable. In addition, New Packable may not be able to realize tax benefits covered under the tax receivable agreement, and New Packable would not be able to recover any payments previously made by it under the tax receivable agreement, even if the corresponding tax benefits (including any claimed increase in the tax basis of Packable’ assets) were subsequently determined to have been unavailable.

THE BUSINESS COMBINATION
The Merger Agreement
This subsection of this proxy statement/prospectus describes the material provisions of the merger agreement, but does not purport to describe all of the terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A hereto. You are urged to read the merger agreement in its entirety because it is the primary legal document that governs the business combination.
The merger agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the merger agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made and will be made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the merger agreement. The representations, warranties and covenants in the merger agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the “Schedules,” which are not filed publicly and which may be subject to contractual standards of materiality applicable to the contracting parties that differ from what may be viewed as material to shareholders. The representations and warranties in the merger agreement and the items listed in the Schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts.
General Description of the Business Combination; Structure of the Business Combination
Highland Transcend has entered into that certain merger agreement, dated as of September 8, 2021, as amended as of October 21, 2021 and January 21, 2022, as further modified or waived in accordance with its terms, by and among Highland Transcend, the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, Packable, and Holder Representative, pursuant to which at least one day after the domestication (i) the Blocker Mergers will occur, in which simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) after the Blocker Mergers, the New Packable Mergers will occur, in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend.
This business combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows certain current Packable equity holders to retain their equity ownership in Packable, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger Packable units and provides potential future tax benefits for both New Packable and the Packable equity holders who ultimately exchange their pass-through interests for shares of Class A common stock. New Packable will be a holding company, and immediately after the consummation of the business combination, its principal asset will be its ownership interests and right to appoint a majority of the managers on the board of directors of Packable. We do not believe that the Up-C organizational structure will give rise to any significant business or strategic benefit or detriment (other than those set forth in the section entitled “Risk Factors — Risks Related to the Post-Merger Organizational Structure”).
Closing of the Business Combination
Subject to the terms and conditions of the merger agreement, the closing will take place at 10:00 a.m., New York time, on the date which is three (3) business days after the date on which all of the conditions described below under the subsection entitled “The Business Combination — The Merger Agreement — Conditions to the closing of the Business Combination,” have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as Highland Transcend and Packable may mutually and reasonably agree.
Consideration
Merger Consideration
The merger consideration (the “merger consideration”) to be paid to the Packable equity holders, the Blocker equity holders and holders of vested awards under Packable’s existing incentive plan at the closing of the business combination pursuant to the merger agreement will have a value of $1,346,000,000 (with each share of Class A common stock and each paired share of Class B common stock and post-merger Packable unit valued at $10.00) plus the aggregate exercise price in respect of vested awards and, under circumstances specified in the merger agreement, certain unvested awards, in each case, under Packable’s existing incentive plan and will be paid in equity consideration, without considering certain earnout interests to be issued to the Earnout Participants at the closing, reserved and unvested awards (other than those mentioned above) under Packable’s existing incentive plan and any payments under the tax receivable agreement to be entered into at the closing (as further described in this proxy statement/prospectus). The equity consideration will be comprised of, (x) in the case of Packable equity holders, post-merger Packable units and an equivalent number of shares of Class B common stock (together with the post-merger Packable units, the “paired interests”), which collectively are exchangeable on a one-for-one basis for shares of Class A common stock and (y) in the case of the Blocker equity holders, Class A common stock.
Earnout Consideration
In addition to the merger consideration, the earnout consideration (the “earnout consideration”) received by Earnout Participants will include an aggregate amount of 12,000,000 RCUs and/or RSRs to vest in four equal tranches upon New Packable achieving a price per share of common stock of $12.00, $14.00, $16.00 and $18.00 (the “earnout milestones”) for any 20 trading days within any consecutive 30-trading day period commencing on or after the closing and ending on or prior to the five year anniversary of the closing; provided that (i) if one or all of the earnout milestones has not been achieved prior to the end of the five year period following the closing, (ii) New Packable consummates a transaction that results in a change of control and (iii) the price per share of New Packable in such transaction is equal to or greater than one or all of the earnout milestones that has not been satisfied during the applicable earnout period, then the applicable share price trigger that has not been satisfied will be deemed to have been satisfied, and, at the closing of such transaction, New Packable or Packable, as applicable, shall issue the applicable portion of the Earnout Shares as if such share price trigger has been achieved. The earnout consideration will be comprised of, (x) in the case of the Blocker equity holders, Class A RSRs which will, when vested, convert automatically into shares of Class A common stock, (y) in the case of the Packable equity holders, a number of RCUs and Class B RSRs, as applicable, which will, when vested, convert automatically into post-merger Packable units and Class B common stock, respectively, and (iii) in the case of the Earnout Optionholders, Class A RSRs with respect to Converted Options (which provides such holder with a stock option to purchase Class A common stock) which will convert into either Class A common stock or Earnout RSUs.
Material Adverse Effect
Under the merger agreement, certain representations and warranties of Packable are qualified in whole or in part by a “material adverse effect” standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the merger agreement, a “material adverse effect” means any effect, development, event, occurrence, fact, condition, circumstance or change that has had, or would reasonably be expected to have, a material and adverse effect, individually or in the aggregate, on the business, results of operations, financial condition, assets or liabilities of Packable and its subsidiaries, taken as a whole; provided, however, that no effect, development, event, occurrence, fact, condition, circumstances or change, to the extent resulting from any of the following, either alone or in combination, will be deemed to constitute, or be taken into account in determining whether a “material adverse effect” has occurred or would reasonably be expected to occur in respect of Packable and its subsidiaries: (i) the taking by Packable or any of its subsidiaries of any reasonable action, taken or omitted to be taken after the date of the merger agreement that is reasonably determined to be necessary or prudent to be taken in response to COVID-19 or any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other law, directive, guidelines or recommendations by any governmental authority in each case in connection with or in response to COVID-19, including the CARES Act (collectively, the “COVID-19 measures”), including the establishment of any policy, procedure or protocol; (ii) any change in applicable Laws, or regulatory policies or interpretations thereof or in accounting or reporting standards or principles or interpretations thereof to the extent that such change does not have a materially disproportionate impact on Packable and its subsidiaries, taken as a whole, as compared to other participants in the same industry; (iii) any change in interest rates or economic, financial or market conditions generally to the extent that such change does not have a materially disproportionate impact on Packable and its subsidiaries, taken as a whole, as compared to other participants in the same industry; (iv) the announcement or the execution of the merger agreement, the pendency or consummation of the mergers or the performance of the merger agreement (or the obligations thereunder); provided that clause (iv) will not prevent a determination that a breach of any representation and warranty set forth in the merger agreement which addresses the consequences of the execution and performance of the merger agreement or the consummation of the mergers has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a material adverse effect; (v) any change generally affecting any of the industries or markets in which Packable or any of its subsidiaries operates to the extent that such change does not have a materially disproportionate impact on Packable and its subsidiaries, taken as a whole, as compared to other participants in the same industry; (vi) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster or act of God, any epidemic or pandemic (including the COVID-19 pandemic) and any other force majeure event to the extent that such event does not have a materially disproportionate impact on Packable and its subsidiaries, taken as a whole, as compared to other participants in the same industry; (vii) the compliance with the express terms of the merger agreement or (viii) in and of itself, the failure of Packable and its subsidiaries, taken as a whole, to meet any projections, forecasts or budgets or estimates of revenues, earnings or other financial metrics for any period beginning on or after the date of the merger agreement; provided that, this clause (viii) shall not prevent a determination that any change or effect underlying such failure to meet projections, forecasts or budgets has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a material adverse effect.
Under the merger agreement, certain representations and warranties of Highland Transcend are qualified in whole or in part by a “material adverse effect” standard for purposes of determining whether a breach of such representations and warranties has occurred.
Pursuant to the merger agreement, a “Highland Transcend material adverse effect” means (a) a material adverse change or a material adverse effect, individually or in the aggregate, on the assets, financial condition, business or operations of Highland transcend taken as a whole, or (b) any effect, change, event or occurrence that would individually or in the aggregate, prevent, materially delay or materially impair the ability of Highland Transcend to consummate the transactions contemplated by the merger agreement.
Conditions to Closing of the Business Combination
Conditions to Obligations of the Highland Transcend Parties, the Blocker Parties and Packable to Consummate the Business Combination
The obligations of the Highland Transcend Parties, the Blocker Parties and Packable to consummate, or cause to be consummated, the business combination are subject to the satisfaction of the following conditions, any one or more of which may be waived (if permitted by applicable law) in writing by all of such parties:
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the shares of Class A common stock contemplated to be listed pursuant to the merger agreement must (including Class A common stock issued upon settlement of Class A RSRs) have been listed on NYSE, Nasdaq or other approved stock exchange and shall be eligible for continued listing on such exchange immediately following the closing (as if it were a new initial listing by an issuer that had never been listed prior to the closing);

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there must not be in force any applicable law or governmental order enjoining, prohibiting, making illegal or preventing the consummation of the business combination;

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the approval of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) by Highland Transcend’s shareholders pursuant to this proxy statement/prospectus must have been obtained;

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the approval of the Packable equity holders must have been obtained;

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the registration statement must have become effective in accordance with the Securities Act, no stop order has been issued by the SEC with respect to the registration statement and no action seeking such stop order has been threatened or initiated;

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Highland Transcend must have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Highland Transcend shareholders have exercised their right to redeem their shares in connection with the closing;

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the Pre-Closing Blocker Reorganization must have been consummated; and

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the domestication must have been consummated; provided, that, the Highland Transcend Parties will not be permitted to assert a failure of the satisfaction of this condition if such failure arises from a failure of any of the Highland Transcend Parties or its representatives to promptly undertake any action solely within the control of any of the Highland Transcend Parties or its representatives to consummate the domestication, including making and/or procuring the filings pursuant to the merger agreement.

Conditions to Obligations of the Highland Transcend Parties to Consummate the Business Combination
The obligations of the Highland Transcend Parties to consummate, or cause to be consummated, the business combination are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Highland Transcend Parties:
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each of the representations and warranties of Packable set forth in the merger agreement (without giving effect to any materiality or “material adverse effect” or similar qualification therein), other than representations and warranties related to corporate organization of Packable and its subsidiaries, due authorization to enter the merger agreement and related documentation, capitalization of Packable and its subsidiaries, brokers’ fees and no occurrence of a material adverse effect, must be true and correct as of the closing date, as if made anew at and as of such time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties must be true and correct at and as of such date, except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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the representations and warranties of Packable set forth in the merger agreement related to no occurrence of a material adverse effect must have been true and correct as of the closing date, as if made anew at and as of that time;

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each of the representations of Packable set forth in the merger agreement related to capitalization of Packable and its subsidiaries (without giving effect to any materiality or “material adverse effect” or similar qualifications therein) must have been true and correct in all respects except for de minimis inaccuracies as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all respects except for de minimis inaccuracies as of such earlier date);

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each of the representations and warranties of Packable set forth in the merger agreement related to corporate organization of Packable and its subsidiaries, due authorization to enter the merger agreement and related documentation, and brokers’ fees (without giving effect to any materiality or “material adverse effect” or similar qualifications therein), must have been true and correct in all material respects as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty must have been true and correct in all material respects as of such earlier date);
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each of the covenants of Packable and the Blockers to be performed as of or prior to the date of closing must have been performed in all material respects;

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from the date of the merger agreement there must have not occurred a material adverse effect;

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Highland Transcend must have received (i) the amended and restated registration rights agreement, the amended operating agreement, the tax receivable agreement and the exchange agreement, in each case executed by Packable, Packable equity holders or the holder representative, as applicable (ii) a properly signed certification in form and substance required under Treasury Regulations Section 1.1445-11T, stating that either (A) fifty percent (50%) or more of the value of the gross assets of Packable does not consist of U.S. real property interests within the meaning of Section 897 of the Code and the Treasury Regulations thereunder (“USRPIs”) or (B) ninety percent (90%) or more of the value of the gross assets of Packable does not consist of USRPIs plus cash or cash equivalents, (iii) and a certificate signed by an authorized officer of Packable, dated as of the date of the closing, certifying with respect to Packable, that the preceding six bullets above have been satisfied; and

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if the closing has not occurred prior to November 12, 2021, Packable must have delivered to Highland Transcend all financial statements in respect Packable to the extent required in order to render the registration statement, including any pre-effective and post-effective amendments thereto, in compliance in all materials respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such registration statement, to the extent the Highland Transcend shareholder approval has not been obtained.

Conditions to Obligations of the Blocker Parties and Packable to Consummate the Business Combination
The obligations of the Blocker Parties and Packable to consummate the business combination is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Packable:
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each of the representations and warranties of the Highland Transcend Parties set forth in the merger agreement (without giving effect to any materiality or “Highland Transcend material adverse effect” or similar qualifications therein), other than the representations and warranties set forth in the merger agreement related to the corporate organization of the Highland Transcend Parties, due authorization to enter the merger agreement and related documentation, capitalization of the Highland Transcend Parties, brokers’ fees and no occurrence of a material adverse effect, must be true and correct as of the date of closing, as if made anew at and as of that time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for, in each case, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Highland Transcend material adverse effect;

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the representations and warranties of the Highland Transcend Parties set forth in the merger agreement related to no occurrence of a Highland Transcend material adverse effect representation have been true and correct as of the closing date, as if made anew at and as of that time;

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each of the representations and warranties of the Highland Transcend Parties set forth in the merger agreement related to corporate organization of the Highland Transcend Parties, due authorization to enter the merger agreement and related documentation, and brokers’ fees (without giving effect to any materiality or “Highland Transcend material adverse effect” or similar qualifications therein), must have been true and correct in all material respects as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date);

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each of the representations and warranties of the Highland Transcend Parties contained set forth in the merger agreement related to the capitalization of the Highland Transcend Parties (without giving effect to any materiality or “Highland Transcend material adverse effect” or similar qualifications therein) must have been true and correct in all respects except for de minimis inaccuracies as of the closing date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty must have been true and correct in all respects except for de minimis inaccuracies as of such earlier date);

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from the date of the merger agreement there must not have been a Highland Transcend material adverse effect;

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The Class A common stock must have been approved for listing on the NYSE, Nasdaq or other approved stock exchange and such approval must not have been subject to any conditions or any plan of compliance to which New Packable would be subject to after the closing;

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Highland Transcend must have made all necessary arrangements with the Trustee to cause the Trustee to disburse all of the funds contained in the Trust Account available to New Packable to be released to New Packable at the closing; (ii) all of such funds in the Trust Account available to Highland Transcend shall be released to New Packable; and (iii) there may not be any action pending or threatened by any person (not including Packable and its affiliates) with respect to or against the Trust Account that would reasonably be expected to have a Highland Transcend material adverse effect;

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each of the covenants of the Highland Transcend Parties to be performed as of or prior to the closing must have been performed in all material respects;

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The available cash, defined in the merger agreement as an amount equal to the sum of (i) the amount of cash available to be released from the Trust Account (after giving effect to all payments to be made as a result of the completion of all Highland Transcend share price redemptions), plus (ii) the net amount of proceeds actually received by Highland Transcend from the PIPE subscription agreements must be greater than or equal to $115,000,000; and

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Packable must have received the amended and restated registration rights agreement, the Packable amended and restated limited liability agreement, the tax receivable agreement, the exchange agreement, and a certificate signed by an officer of Highland Transcend, dated the date of closing, certifying that the conditions described in the preceding two bullets above have been fulfilled;

Representations and Warranties
Under the merger agreement, the Highland Transcend Parties made customary representations and warranties relating to: corporate organization; due authorization; no conflict; litigation and proceedings; governmental authorities and consents; capitalization; undisclosed liabilities; Highland Transcend SEC documents and controls; stock exchange listing; registration statement and proxy statement; brokers’ fees; trust account; compliance with laws and permits; absence of certain changes; employees and employee benefits plans; properties; contracts; affiliate transactions; taxes; PIPE investment; independent investigation; and no additional representations and warranties and no outside reliance.
Under the merger agreement, Packable made customary representations and warranties relating to: corporate organization of Packable; subsidiaries; due authorization; no conflict; governmental authorizations and consents; capitalization; financial statements; undisclosed liabilities; litigation and proceedings; compliance with laws and permits; contracts and no defaults; company benefit plans; labor matters; taxes; brokers’ fees; insurance; real property and assets; environmental matters; absence of changes; affiliate transactions; intellectual property; data privacy and security; customers and vendors; certain business practices and anti-corruption; registration statement and proxy statement; and no additional representations and warranties and no outside reliance.
Under the merger agreement, the Blocker Parties made customary representations and warranties relating to: corporate organization of each Blocker Party; due authorization; holding company status; no conflict; governmental authorizations and consents; capitalization; taxes; litigation and proceedings; brokers fees; affiliate transactions; and no additional representations and warranties and no outside reliance.
Covenants of the Parties
Covenants of Packable and the Blocker Parties
Packable and the Blocker Parties made certain covenants under the merger agreement, including, among others, the following, subject to certain exceptions and limitations:
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From the date of the merger agreement until the closing date, each Blocker and Packable will, and Packable will cause its subsidiaries to, except as expressly required by the merger agreement (including with respect to the pre-closing blocker reorganization, which does not involve the GPI Parties), as consented to by Highland Transcend in writing (which consent will not be unreasonably withheld, conditioned or delayed) or as required by law, use commercially reasonable efforts to operate its business only in the ordinary course of business, including an obligation of Packable to use reasonable best efforts to (x) preserve the business of Packable, (y) maintain the services of its officers (including James Mastronardi, Guang Yan Wang, Merri Ghazaryan, Ian Cohen and Caressa Foreman) and (z) maintain the existing business relationships of Packable. Without limiting the generality of the foregoing, except as expressly required by the merger agreement (including with respect to the pre-closing blocker reorganization), which does not involve the GPI Parties, as set forth on the Schedules, as required by law (including any COVID-19 measures) or as consented to by Highland Transcend in writing (which consent may not be unreasonably withheld, conditioned or delayed), from the date of the merger agreement until the closing date, each Blocker and Packable will not, and Packable will cause its subsidiaries not to:

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other than in any manner that would not delay or impair the consummation of the transactions contemplated by the merger agreement, change, amend or propose to amend the certificate of formation, operating agreement or other organizational documents of the Blockers, Packable or any of its subsidiaries;

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directly or indirectly adjust, split, combine, subdivide, issue, pledge, deliver, award, grant redeem, purchase or otherwise acquire or sell, or authorize or propose the issuance, pledge, delivery, award, grant or sale (including the grant of any encumbrances) of, any equity interests of Packable, including any Packable units or the equity interests of any of its subsidiaries, any securities convertible into or exercisable or exchangeable for any such equity interests, or any rights, warrants or options to acquire, any such equity interests or any phantom stock, phantom stock rights, stock appreciation rights or stock-based performance units, other than in connection with a permitted equity financing;

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make or declare any dividend or distribution (whether in the form of cash or other property) (except as required with respect to the pre-closing blocker reorganization, which does not involve the GPI Parties);

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other than in the ordinary course of business, (i) modify, voluntarily terminate, permit to lapse, waive, or fail to enforce any material right or remedy under any significant contract or (ii) materially amend, extend or renew any significant contract;

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except as required by the terms of the benefit plans of Packable in effect on the date of the merger agreement or applicable laws, (i) grant any severance, retention or termination pay to, or enter into or amend any severance, retention, termination, employment, consulting, bonus, change in control or severance agreement with, any current or former director, officer, employee or individual independent contractor of Packable or any of its subsidiaries (each a “service provider”) other than severance granted to service providers in the ordinary course of business in accordance with the terms of the severance plan, policy or guidelines in effect as of the date of the merger agreement and set forth on the Schedules, (ii) increase the compensation or benefits provided to any current or former service provider (other than merit-based increases in base compensation of not more than 12% to any individual employee with annual base compensation of less than $250,000 in the ordinary course of business or as permitted by the merger agreement),

(iii) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former service provider, other than grants of incentive units or Packable options to eligible service providers that vest on or prior to the closing or would not cause the aggregate number of unvested Packable options to exceed the amount set forth on the Schedules, (iv) establish, adopt, enter into, amend or terminate any Packable benefit plan or labor contract or (v) hire any employees with an annual cash compensation of over $250,000 other than to (x) fill vacancies arising due to terminations of employment of employees or (y) terminate the employment of any employees other than for cause or in the ordinary course of business in accordance with past practices;
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acquire (whether by merger or consolidation or the purchase of a majority of the equity in or assets of or otherwise) any other person;

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except with respect to investments, loans, capital contributions or other financing transactions by and among Packable and/or one or more of Packable’s subsidiaries, (i) repurchase, prepay, redeem or incur, create, assume or otherwise become liable for indebtedness of over $25,000,000 in the aggregate, including by way of a guarantee or an issuance or sale of debt securities, or issue or sell options, warrants, calls or other rights to acquire any debt securities of Packable or any of its subsidiaries, enter into any “keep well” or other contract to maintain any financial statement or similar condition of another person, or enter into any arrangement having the economic effect of any of the foregoing, (ii) make any loans, advances or capital contributions to, or investments in, any other person, (iii) cancel or forgive any debts or other amounts owed to Packable or any of its subsidiaries or (iv) commit to do any of the foregoing, except in each of the foregoing clauses (i) through (iv), any permitted interim debt financing. For the avoidance of doubt, the Blocker Parties will not be permitted to incur any indebtedness under the foregoing clause (i);

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make any payment to (a) a Packable equity holder, (b) a former or current director, officer, manager, indirect or direct equity holder, optionholder or member of Packable or any of its subsidiaries or (c) any affiliate or “associate” or any member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act of 1934), of any person described in the foregoing clauses (a) or (b), in each case, other than Packable or any of its subsidiaries, other than (i) compensation to employees and service providers of Packable or any of its subsidiaries in the ordinary course of business in accordance with the merger agreement or (ii) distributions and dividends allowed pursuant to the Schedules;

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(i) make or change any material tax election, (ii) take or fail to take any action that would result in Packable or its subsidiaries (other than the subsidiaries listed on the Schedules) being treated as other than a partnership or disregarded entity for U.S. federal income tax purposes or that would result in the Blockers being treated as other than corporations for U.S. federal income tax purposes (except for the New Packable Mergers), (iii) take or fail to take any action that would reasonably be expected to prevent, impair or impede the intended tax treatment, (iv) adopt or change any material tax accounting method, (v) settle or compromise any material tax liability, (vi) enter into any closing agreement within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign tax law), (vii) file any amended material tax return, (viii) consent to any extension or waiver of the statute of limitations regarding any material amount of taxes, (ix) settle or consent to any claim or assessment relating to any material amount of taxes or (x) consent to any extension or waiver of the statute of limitations for any such claim or assessment (other than pursuant to an extension of time to file a tax return of not more than seven months obtained in the ordinary course of business);

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except for non-exclusive licenses granted in the ordinary course of business, assign, transfer, license, abandon, sell, lease, sublicense, modify, terminate, permit to lapse, create or incur any lien (other than a permitted lien,) on, or otherwise fail to take any action necessary to maintain, enforce or protect any intellectual property owned (or purported to be owned) by Packable or any of its subsidiaries (“owned intellectual property”), except for decisions made in the ordinary course of business in connection with the prosecution of applications for the foregoing;

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commence, discharge, settle, compromise, satisfy or consent to any entry of any judgment with respect to any pending or threatened action that would reasonably be expected to (A) result in any material restriction on Packable or any of its subsidiaries, (B) result in a payment of greater than $400,000 individually or $1,000,000 in the aggregate or (C) involve any equitable remedies or admission of wrongdoing, or (ii) other than in the ordinary course of business, waive, release or assign any claims or rights of Packable and any of its subsidiaries;

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sell, lease, license, sublicense, exchange, mortgage, pledge, create any liens (other than permitted liens) on, transfer or otherwise dispose of, or agree to sell, lease, license, sublicense, exchange, mortgage, pledge, transfer or otherwise create any liens (other than permitted liens) on or dispose of, any tangible or intangible assets, properties, securities, or interests of Packable or any of its subsidiaries that are worth more than $1,000,000 (individually or in the aggregate) other than non-exclusive licenses of owned intellectual property granted in the ordinary course of business;

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merge or consolidate itself or any of its subsidiaries with any person, restructure, reorganize or completely or partially liquidate or dissolve, or adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of, Packable or any of its subsidiaries;

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make any change in financial accounting methods, principles or practices of Packable and its subsidiaries, except insofar as may have been required by a change in GAAP or law or to obtain compliance with applicable AICPA auditing standards;

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permit any insurance policies listed on the Schedules to be canceled or terminated without using commercially reasonable efforts to prevent such cancellation or termination, other than if, in connection with such cancellation or termination, a replacement policy having comparable deductions and providing coverage substantially similar to the coverage under the lapsed policy for substantially similar premiums or less is in full force and effect;

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change, in any material respect, (i) the cash management practices of Packable and its subsidiaries or (ii) the policies, practices and procedures of Packable and its subsidiaries with respect to collection of accounts receivable and establishment of reserves for uncollectible accounts;

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make any commitments for capital expenditures or incur any liabilities by Packable or any of its subsidiaries in respect of capital expenditures, in each case, other than consistent in all material respects with Packable’s annual capital expenditures budget for 2021 and 2022, in each case, as set forth in the Schedules (which capital expenditures may be made in 2021 or 2022);

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materially amend, modify or terminate any material permits, licenses, certificates of authority, authorizations, approvals, registrations, clearances, orders, variances, exceptions or exemptions and other similar consents issued by or obtained from a governmental authority (“permits”), other than routine renewals, or fail to maintain or timely obtain any permit that is material to the ongoing operations of Packable and its subsidiaries; or

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enter into any agreement to do any prohibited action listed above.

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Packable will take all actions necessary to cause the affiliate transactions, other than those set forth in the Schedules, to be terminated without any further force and effect, and there will be no further obligations or continuing liabilities of any of the relevant parties thereunder or in connection therewith following the closing. Prior to the closing, Packable will deliver to Highland Transcend written evidence reasonably satisfactory to Highland Transcend of such termination.

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Packable will take all actions necessary or advisable to obtain the approval of the Packable equity holders as promptly as practicable, and in any event within ten (10) business days, following the date that Highland Transcend receives, and notifies Packable of Highland Transcend’s receipt of, SEC approval and effectiveness of the registration statement or proxy statement/prospectus. Promptly following receipt of the approval of the Packable equity holders, Packable will deliver a copy of the applicable written consents to Highland Transcend. Following completion of the reorganization, the Blocker Parties will deliver to Highland Transcend evidence of the written consents executed by all of the members or stockholders, as applicable, of each of the Blocker Parties evidencing (a) the adoption and approval of the merger agreement, such Blocker Party’s respective Blocker Merger and the other transactions contemplated thereby, (b) the appointment of the Holder Representative as the initial Holder Representative under the merger agreement and (c) the adoption and approval of all agreements and documentation required to be entered into by or delivered by such Blocker Parties in connection with the obligations of such Blocker Parties under the merger agreement or the transactions contemplated thereby.
Covenants of Highland Transcend
Highland Transcend made certain covenants under the merger agreement, including, among others, the following, subject to certain exceptions and limitations:
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From the date of the merger agreement until the closing date, each Highland Transcend party must, except as expressly required by the merger agreement, as consented to by Packable in writing (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by Law, use commercially reasonable efforts to operate its business only in the ordinary course of business, including using reasonable best efforts to (i) continue the operation of the Highland Transcend Parties, (ii) maintain the services of its officers and (iii) maintain the existing business relationships of the Highland Transcend Parties.

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From the date of the merger agreement until the closing date, except as set forth in the Schedules, as contemplated by the merger agreement, as required by law or as consented to by Packable in writing (which consent shall not be unreasonably delayed), Highland Transcend will not, and Highland Transcend will cause the other Highland Transcend Parties not to:

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change, amend or propose to amend (i) the existing organizational documents or the certificate of incorporation, bylaws or other organizational documents of any Highland Transcend party or (ii) the trust agreement or any other agreement related to the trust agreement;

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withdraw any of the funds held in the trust account, other than as permitted by the Highland Transcend governing documents or the trust agreement;

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other than any redemption made in connection with the Highland Transcend shareholder redemption right, declare, set aside or pay any dividend or make any other distribution or return of capital (whether in cash or in kind) to the equity holders of Highland Transcend;

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adjust, split, combine, subdivide, issue, pledge, deliver, award, grant redeem, purchase or otherwise acquire or sell, or authorize the issuance, pledge, delivery, award, grant or sale (including the grant of any encumbrances) of, any shares of capital stock of any Highland Transcend party, other than (i) in connection with the exercise of any warrants outstanding on the date of the merger agreement, (ii) any redemption made in connection with the redemption rights of the Highland Transcend shareholders, (iii) in connection with any private placement of securities conducted by Highland Transcend after the date of the merger agreement or (iv) as otherwise required by the existing organizational documents in order to consummate the transactions contemplated hereby;

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merge or consolidate itself with any person, restructure, reorganize or completely or partially liquidate or dissolve, or adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Highland Transcend (other than pursuant to the merger agreement);

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(i) make or change any material tax election, (ii) take or fail to take any action that would reasonably be expected to prevent, impair or impede the intended tax treatment, (iii) adopt or change any material tax accounting method, (iv) settle or compromise any material tax liability, (v) enter into any closing agreement within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign tax law), (vi) file any amended material tax return, (vii) consent to any extension or waiver of the statute of limitations regarding any material amount of taxes, (viii) settle or consent to any claim or assessment relating to taxes or (ix) consent to any extension or waiver of the statute of limitations for any such claim or assessment (other than pursuant to an extension of time to file a tax return of not more than seven months obtained in the ordinary course of business);

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(i) incur, assume, guarantee or otherwise become liable or responsible for (whether directly, contingently or otherwise) any indebtedness, other than indebtedness incurred in order to finance working capital needs (including to pay amounts which would be treated as a Highland Transcend transaction expense if unpaid as of the closing date and any ordinary course operating expenses), which indebtedness may be repaid in cash, (y) make any loans, advances or capital contributions to, or investments in, any person or (z) amend or modify any indebtedness;

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commit to making or make or incur any capital commitment or capital expenditure (or series of capital commitments or capital expenditures);

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enter into any transaction or contract with the Sponsor or any of its affiliates for the payment of finder’s fees, consulting fees, monies in respect of any payment of a loan or other compensation paid by Highland Transcend, New Packable, Packable or any of their respective subsidiaries to the Sponsor, Highland Transcend’s officers or directors, or any affiliate of the sponsor or Highland Transcend’s officers, for services rendered prior to, or for any services rendered in connection with, the consummation of the transactions contemplated hereby;

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commence, discharge, settle, compromise, satisfy or consent to any entry of any judgment with respect to any pending or threatened Action that would reasonably be expected to (x) result in any material restriction on Highland Transcend, New Packable or Packable or any of their respective subsidiaries, (y) result in a payment of greater than $400,000 individually or $1,000,000 in the aggregate or (z) involve any equitable remedies or admission of wrongdoing,

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other than in the ordinary course of business, waive, release or assign any claims or rights of any Highland Transcend party;

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buy, purchase or otherwise acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material portion of assets, securities, properties, interests or businesses of any person;

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enter into a new line of business; or

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enter into any agreement to do any prohibited action listed above.

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For a period of five (5) years after the closing and to the extent consistent with all applicable laws, New Packable will make or cause to be made available to the Holder Representative all books, records and documents of Packable and each of its subsidiaries (and the assistance of employees responsible for such books, records and documents) during regular business hours as may be reasonably necessary solely for (a) investigating, settling, preparing for the defense or prosecution of, defending or prosecuting any action involving any Packable equity holder (other than any action against New Packable or any of its affiliates, including Packable and its subsidiaries, that relates to the subject matter of the merger agreement), or (b) preparing and delivering any accounting or other statement provided for under the merger agreement; provided, however, that access to such books, records, documents and employees will (i) be conducted in a manner reasonably calculated to minimize disruptions with the normal operation of Packable and its subsidiaries and the reasonable out-of-pocket expenses of Packable and its subsidiaries incurred in connection therewith will be paid by the holder representative and (ii) be permitted only to the extent it does not violate any obligation of confidentiality or jeopardize attorney-client privilege.

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From the date of the merger agreement through the closing, Highland Transcend will ensure that Highland Transcend remains listed as a public company, and that its Class A ordinary shares remain listed, on NYSE, Nasdaq or other approved stock exchange. Highland Transcend shall use reasonable best efforts to ensure that the New Packable is listed as a public company, and that shares of Class A common stock are listed on an approved stock exchange as of the effective time.

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Unless otherwise approved in writing by Packable, Highland Transcend will not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacements or terminations of, the subscription agreements in any manner other than any modification or waiver that is solely ministerial in nature and does not affect any economic or any other material term (including any conditions to closing) of the subscription agreements by the applicable subscription investors pursuant to the subscription agreements. Highland Transcend will use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the subscription agreements on the terms and conditions described therein, including using its reasonable best efforts to maintain in effect the subscription agreements and to: (a) satisfy on a timely basis all conditions and covenants applicable to Highland Transcend in the subscription agreements and otherwise comply with its obligations thereunder, (b) if all conditions in the subscription agreements (other than those conditions that by their nature are to be satisfied at the closing, but which conditions are then capable of being satisfied) have been satisfied, consummate the transactions contemplated by the subscription agreements at or prior to the closing; (c) deliver notices to counterparties to the subscription agreements as required by and in the manner set forth in the subscription agreements in order to cause timely funding in advance of the closing; and (d) without limiting Packable’s rights under the subscription agreements, subject to all provisions thereof, if all conditions in the subscription agreements (other than those conditions that by their nature are to be satisfied at the closing, but which conditions are then capable of being satisfied) have been satisfied, to cause the subscription investors to pay to (or as directed by) Highland Transcend the applicable purchase price under each subscription investor’s applicable subscription agreement in accordance with its terms.
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Prior to the closing, the board of directors of Highland Transcend, or an appropriate committee thereof, will adopt a resolution consistent with the interpretive guidance of the SEC relating to Rule 16b-3(d) under the Exchange Act, such that the acquisition of shares of Class A common stock pursuant to the merger agreement by any officer or director of Packable who is expected to become a “covered person” of Highland Transcend for purposes of Section 16 of the Exchange Act (“Section 16”) will be exempt acquisitions for purposes of Section 16.

Joint Covenants
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The Highland Transcend Parties agree that all rights held by each present and former director and officer of Packable and any of its subsidiaries to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time, whether asserted or claimed prior to, at, or after the effective time, provided in the respective certificate of formation, operating agreement or other organizational documents of Packable or such subsidiary in effect on the date of the merger agreement will survive the business combination and will continue in full force and effect. Without limiting the foregoing, New Packable will cause Packable and each of its subsidiaries (i) to maintain for a period of not less than six (6) years from the effective time provisions in its certificate of formation, operating agreement and other organizational documents concerning the indemnification and exculpation (including provisions relating to expense advancement) of Packable’s and its subsidiaries’ former and current officers, directors, employees, and agents that are no less favorable to those persons than the provisions of the certificate of formation, operating agreement and other organizational documents of Packable or such subsidiary, as applicable, in each case, as of the date of the merger agreement and (ii) not to amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those persons thereunder, in each case, except as required by law.

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No party may take any action that could reasonably be expected to adversely affect or materially delay the approval of any governmental authority, or the expiration or termination of any waiting period under antitrust laws, including by agreeing to merge with or acquire any other person or acquire a substantial portion of the assets of or equity in any other person. The parties agree, with respect to a threatened or pending preliminary or permanent injunction or other governmental order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties to consummate the transactions, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.

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Packable will cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the effective time. If any claim is asserted or made within such six (6) year period, the provisions of the joint indemnification and insurance covenant of the merger agreement will be continued in respect of such claim until the final disposition thereof.
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Notwithstanding anything contained in the merger agreement to the contrary, the joint indemnification and insurance covenant of the merger agreement will survive the consummation of the business combination indefinitely and will be binding, jointly and severally, on all successors and assigns of New Packable and Packable. In the event that New Packable or Packable or any of their respective successors or assigns consolidates with or merges into any other person and will not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, proper provision will be made so that the successors and assigns of New Packable or Packable, as the case may be, will succeed to the obligations set forth in the joint indemnification and insurance covenant of the merger agreement.

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New Packable will maintain customary D&O insurance on behalf of any person who is or was a director or officer of New Packable (at any time, including prior to the date hereof) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not New Packable would have the power to indemnify such person against such liability under the provisions of the proposed organizational documents or Section 145 of the DGCL or any other provision of law.

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As promptly as reasonably practicable after the date of the merger agreement, Highland Transcend and Packable will prepare, and Highland Transcend will file with the SEC, (i) a proxy statement/prospectus in connection with the business combination to be filed as part of the registration statement and sent to the Highland Transcend shareholders relating to the Highland Transcend extraordinary general meeting for the purposes of the approval of the Transaction Proposals and (ii) the registration statement, in which the proxy statement will be included as a prospectus. Highland Transcend and Packable will use commercially reasonable efforts to cooperate, and cause their respective subsidiaries, as applicable, to reasonably cooperate, with each other and their respective representatives in the preparation of the proxy statement/prospectus and the registration statement. Highland Transcend will use its commercially reasonable efforts to cause the proxy statement/prospectus and the registration statement to comply with the rules and regulations promulgated by the SEC, to have the registration statement declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the registration statement effective as long as is necessary to consummate the business combination.

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Highland Transcend will as promptly as practicable notify Packable of any correspondence with the SEC relating to the proxy statement/prospectus, the receipt of any oral or written comments from the SEC relating to the proxy statement/prospectus, and any request by the SEC for any amendment to the proxy statement/prospectus or for additional information. Highland Transcend will cooperate and provide Packable with a reasonable opportunity to review and comment on the proxy statement/prospectus (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC and give due consideration to all comments reasonably proposed by Packable in respect of such documents and responses prior to filing such with or sending such to the SEC, and, to the extent practicable, the parties will provide each other with copies of all such filings made and correspondence with the SEC. Highland Transcend will use commercially reasonable efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the business combination, and Packable a will promptly furnish all information concerning Packable as may be reasonably requested in connection with any such action. Highland Transcend and Packable will use reasonable best efforts to promptly furnish to each other party all information concerning itself, its subsidiaries, officers, directors, managers, members and stockholders, as applicable, and such other matters, in each case, as may be reasonably necessary in connection with and for inclusion in the proxy statement/prospectus, the registration statement or any other statement, filing, notice or application made by or on behalf of Highland Transcend and Packable or their respective subsidiaries, as applicable, to the SEC or an approved stock exchange in connection with the business combination (including any amendment or supplement to the proxy statement/prospectus or the registration statement) (collectively, the “offer documents”). Highland Transcend will advise Packable and the holder representative, promptly after Highland

Transcend receives notice thereof, of the time when the registration statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the ordinary shares or Class A common stock for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the proxy statement/prospectus, the registration statement or the other offer documents or for additional information.
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Without limiting the generality of the bullet immediately above, Packable will promptly furnish to Highland Transcend for inclusion in the proxy statement/prospectus and the registration statement, (i) with respect to the audited consolidated balance sheet and statements of operations, mezzanine equity and members’ deficit, and cash flows of Packable and its subsidiaries as of and for the year ended December 31, 2020, together with the auditor’s report required by applicable law, and consents to use such financial statements and reports, (ii) unaudited financial statements of Packable and its subsidiaries as of and for the six months ended June 30, 2021 and June 30, 2020 prepared in accordance with GAAP and Regulation S-X and reviewed by Packable’s independent registered public accounting firm in accordance with U.S. Public Company Accounting Oversight Board Auditing Standard 4105 and (iii) if the registration statement has not been declared effective prior to November 12, 2021, unaudited financial statements of Packable and its subsidiaries as of and for the nine months ended September 30, 2021, prepared in accordance with GAAP and Regulation S-X and reviewed by Packable’s independent registered public accounting firm.

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Each of Highland Transcend and Packable will use commercially reasonable efforts to ensure that none of the information related to it or any of its affiliates, supplied by or on its behalf for inclusion or incorporation by reference in either (i) proxy statement/prospectus will, as of the date it is first mailed to the Highland Transcend shareholders, or at the time of the Highland Transcend shareholders’ extraordinary general meeting, or (ii) the registration statement will, at the time the registration statement is filed with the SEC, at each time at which it is amended, at the time it becomes effective under the Securities Act and at the effective time, in either case, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

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If, at any time prior to the effective time, any information relating to Highland Transcend, Packable or any of their respective subsidiaries, affiliates, directors or officers, as applicable, or the Packable equity holders is discovered by any of Highland Transcend or Packable and is required to be set forth in an amendment or supplement to either proxy statement/prospectus or the registration statement, so that such proxy statement/prospectus or the registration statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information will promptly notify the other parties and an appropriate amendment or supplement describing such information will, subject to the terms of the merger agreement, be promptly filed by Highland Transcend with the SEC and, to the extent required by law, disseminated to the Highland Transcend shareholders.

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Highland Transcend will take, in accordance with applicable law, NYSE rules, and its existing organizational documents, all action necessary to call, hold and convene the extraordinary general meeting of Highland Transcend shareholders to consider and vote upon the Transaction Proposals and to provide the shareholders with the opportunity to effect a Highland Transcend share redemption in connection therewith as promptly as reasonably practicable after the date that the registration statement is declared effective under the Securities Act. Highland Transcend will submit to its shareholders, and, subject to Highland Transcend’s ability to effect a modification in recommendation, Highland Transcend will, through the board of directors of Highland Transcend, recommend to its shareholders (including in the proxy statement/prospectus) and use its reasonable best efforts to solicit approval of (i) the adoption and approval of the merger agreement and the transactions contemplated by the merger agreement, including the business combination, (ii) the domestication, (iii) in connection with the domestication, the amendment of the existing organizational documents and approval of the proposed organizational documents, (iv) the issuance of (A) Class B common stock and Class A common stock in connection with the business combination and (B) Class A common stock issuable in connection with the PIPE subscription financing and upon conversion of the convertible notes, (v) the issuance of Earnout Shares in connection with the earnout milestones, (vi) the adoption of the equity incentive plan (as defined below) and the purchase plan (as defined below), (vii) the election of the directors constituting the board of directors of New Packable, (viii) the adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the proxy statement, the registration statement or correspondence related thereto, (ix) the adoption and approval of any other proposals as reasonably agreed by Highland Transcend and Packable to be necessary or appropriate in connection with the business combination and (x) adjournment of the extraordinary general meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing.
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Notwithstanding anything to the contrary contained in the merger agreement, once the extraordinary general meeting to consider and vote upon the Transaction Proposals has been called and noticed, Highland Transcend will not postpone or adjourn the extraordinary general meeting without the consent of Packable, other than (i) for the absence of a quorum, in which event Highland Transcend will postpone the meeting up to three (3) times for up to ten (10) business days each time, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Highland Transcend has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable law, and for such supplemental or amended disclosure to be disseminated to and reviewed by the Highland Transcend shareholders prior to the extraordinary general meeting, or (iii) a one-time postponement of up to ten (10) business days to solicit additional proxies from Highland Transcend shareholders to the extent Highland Transcend has determined that such postponement is reasonably necessary to obtain the approval of the Transaction Proposals.

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The parties will take all necessary action to cause the board of directors of New Packable as of immediately following the closing to consist of a total of eight (8) directors, or at Packable’s sole election, a total of nine (9) directors, of whom two (2) individuals will be designated by Highland Transcend, of whom two (2) individuals will be designated by Pacer Holdings and the remaining directors will be designated by Packable, such final composition to be set forth in the registration statement. Each of such Packable designees will meet the director qualification and eligibility criteria of the Nominating and Corporate Governance Committee of the board of directors of Highland Transcend, and a number of the Packable designees shall qualify as independent directors as determined by the board of directors of Highland Transcend such that a majority of the directors as of immediately following the closing will qualify as independent directors. The Packable designees and the individuals designated by Highland Transcend will be assigned to classes of the board of directors of New Packable as set forth on the Schedules.

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Upon satisfaction or waiver of the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) and provision of notice thereof to the trustee (which notice Highland Transcend will provide to the trustee in accordance with the terms of the trust agreement), in accordance with, subject to and pursuant to the trust agreement and HTP’s existing organizational documents, (a) at the closing, (i) Highland Transcend will cause the documents, opinions and notices required to be delivered to the trustee pursuant to the trust agreement to be so delivered, and (ii) will cause the trustee to (A) pay as and when due all amounts payable for Highland Transcend share redemptions and (B) pay all amounts then available in the trust account in accordance with the merger agreement and the trust agreement and (b) thereafter, the trust account will terminate, except as otherwise provided therein.

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Highland Transcend and Packable will mutually and reasonably agree upon and issue a press release announcing the effectiveness of the merger agreement. Highland Transcend and Packable will cooperate in good faith with respect to the prompt preparation of, and, as promptly as practicable after the effective date of the merger agreement (but in any event within four (4) business days thereafter), Highland Transcend will file with the SEC, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of the merger agreement as of its effective date. Prior to closing, Highland Transcend and Packable will mutually and reasonably agree upon and prepare the closing press release announcing the consummation of the transactions contemplated by the merger agreement. Concurrently with or promptly after the closing, Highland Transcend will issue such closing press release. Highland Transcend and Packable will cooperate in good faith with respect to the preparation of, and, at least five (5) days prior to the closing, Highland Transcend will prepare a draft Form 8-K announcing the closing, together with, or incorporating by reference, the required pro forma financial statements and the historical financial statements prepared by Packable and its accountant. Concurrently with the closing, or as soon as practicable (but in any event within four (4) business days) thereafter, New Packable will file such 8-K with the SEC.
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Prior to the effectiveness of the registration statement, Highland Transcend will approve, and subject to approval of the shareholders of Highland Transcend, adopt, (a) an equity incentive plan that provides for grant of awards to employees and other service providers of New Packable and its subsidiaries, with a total pool of awards of Class A ordinary shares not exceeding ten percent (10%) of the aggregate number of the sum of (i) Class A common stock and Class B common stock outstanding on a fully-diluted basis and (ii) securities convertible into or exchangeable for Class A common stock, with an annual “evergreen” increase of not more than five percent (5%) of the sum of the shares of Class A common stock and Class B common stock outstanding on a fully-diluted basis and securities convertible into or exchangeable for Class A common stock as of the day prior to such increase, in substantially the form set forth as an annex to the merger agreement (the “equity incentive plan”) and (b) an employee stock purchase plan, that provides for grant of purchase rights with respect to Class A common stock to employees of New Packable and its subsidiaries, with a total pool of shares of Class A common stock not exceeding two percent (2%) of the aggregate number of the sum of (i) shares of Class A common stock and Class B common stock outstanding on a fully-diluted basis and (ii) securities convertible into or exchangeable for Class A common stock and Class B common stock, with an annual “evergreen” increase of one percent (1%) of the Class A ordinary shares outstanding on a fully-diluted basis and securities convertible into or exchangeable for Class A common stock as of the day prior to such increase, in the form set forth as an annex to the merger agreement (the “purchase plan”).

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During the time period from the date of the merger agreement until the closing date, none of the Highland parties, on the one hand, or Packable and its subsidiaries, on the other hand, will, nor will they authorize or permit their respective representatives to, directly or indirectly (i) take any action to solicit, initiate or engage in discussions or negotiations with, or enter into any binding agreement with any person concerning, or which would reasonably be expected to lead to, an acquisition transaction, (ii) in the case of Highland Transcend, fail to include the recommendation of the board of directors in (or remove from) the registration statement, unless a Highland Transcend modification in recommendation is made in accordance with the merger agreement, (iii) withhold, withdraw, qualify, amend or modify (or publicly propose or announce any intention or desire to withhold, withdraw, qualify, amend or modify), in a manner adverse to the other party, the approval of such party’s governing body of the merger agreement and/or any of the transactions contemplated thereby, or, in the case of Highland Transcend, the recommendation of the board of directors, unless a Highland Transcend modification in recommendation is made in accordance with the merger agreement.

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Packable will promptly, and in any event within twenty-four (24) hours of the date of the merger agreement, terminate access of any third person (other than the Highland Transcend Parties and/or any of their affiliates or representatives) to any data room (virtual or actual) containing any of Packable’s (or any subsidiary of Packable’s) confidential information immediately cease and cause to be terminated, and will cause their and their respective subsidiaries’ representatives to immediately cease and cause to be terminated, all existing activities, discussions, negotiations and communications, if any, with any persons with respect to any acquisition transaction and will promptly request the return of any confidential information provided to any person in connection with a prospective acquisition transaction and, in connection therewith, will, if the applicable confidentiality or non-disclosure agreement so allows, demand that all such persons provide prompt written certification of the return or destruction of all such information. Promptly upon receipt of an unsolicited proposal regarding an acquisition transaction, each of the Highland Transcend Parties and Packable will notify the other party thereof, which notice will include a written summary of the material terms of such unsolicited proposal. Notwithstanding the foregoing, the parties may respond to any unsolicited proposal regarding an acquisition transaction only by indicating that such party has entered into a binding definitive agreement with respect to a business combination and is unable to provide any information related to such party or any of its subsidiaries or entertain any proposals or offers or engage in any negotiations or discussions concerning an acquisition transaction.
Fees and Expenses
Subject to certain exceptions set forth below, each party to the merger agreement will bear its own expenses in connection with the merger agreement and the transactions contemplated therein whether or not such transactions are consummated, including all fees of its legal counsel, financial advisers and accountants; provided that in the event that the closing is consummated, Highland Transcend shall pay all Packable transaction expenses and Highland Transcend expenses, other than previously paid Packable transaction expenses or previously paid Highland Transcend transaction expenses from the proceeds of the PIPE financing and/or the Trust Account.
At the closing, New Packable will pay or cause to be paid to the Holder Representative (to an account designated in writing by Packable at least two (2) business days prior to the closing date), $100,000 for the payment of expenses incurred by it in performing its duties in accordance with the terms of the merger agreement (the “holder representative amount”), which will be maintained by the holder representative in a segregated account. Shareholders of Highland Transcend will not receive any interest or earnings on the holder representative amount and irrevocably transfer and assign to the Holder Representative any ownership right that they may otherwise have had in any such interest or earnings. The Holder Representative will hold these funds separate from its corporate funds and will not voluntarily make these funds available to its creditors in the event of bankruptcy. For tax purposes, the holder representative amount will be treated as having been received and voluntarily set aside by the shareholders of Highland Transcend at the time of closing. Upon the determination of the Holder Representative that retaining any portion of the holder representative amount is no longer necessary, the Holder Representative will deliver any then-remaining portion of the holder representative amount to the exchange agent (as defined by the merger agreement), which will distribute such payment to the Packable equity holders in accordance with the exchange agent agreement, which instructions will be in accordance with the allocation schedule, as set forth in the merger agreement. The holder representative amount will not be available to New Packable or any of its subsidiaries to satisfy any claims under the merger agreement.
Survival of Representations, Warranties and Covenants
None of the representations, warranties, covenants and agreements in the merger agreement or in any instrument, document or certificate delivered pursuant to the merger agreement will survive the effective time, except for (i) those covenants or agreements contained therein which by their terms expressly apply in whole or in part after the effective time and then only to such extent such covenants and agreements have been fully performed and (ii) any claim based upon fraud (as defined by the merger agreement).
Termination
The merger agreement may be terminated and the transactions contemplated thereby may be abandoned prior to the closing:
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by the written consent of Packable and Highland Transcend;

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by written notice to Packable from Highland Transcend, if: (i) there is any breach of any representation, warranty, covenant or agreement on the part of Packable set forth in the merger agreement, such that any condition to closing of the Highland Transcend Parties related to the accuracy of such representations and warranties or performance of such covenants would not be satisfied at the closing (a “terminating Packable breach”), except that, if such terminating Packable breach is curable by Packable, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date Highland Transcend provides written notice of such violation or breach and the termination date) after receipt by Packable of notice from Highland Transcend of such breach, but only as long as Packable continues to use its reasonable best efforts to cure such terminating Packable breach, such termination will not be effective, and such termination will become effective only if the terminating Packable breach is not cured within such cure period; (ii) the closing has not occurred on or before 5:00 pm on December 7, 2022; provided, however, that if the registration statement on Form S-4 has not been declared effective by the 90th day following the date of this Agreement, Packable and Highland Transcend will each have the right to extend the termination date by up to an additional 60 days; (iii) the consummation of the business combination is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable governmental order; or (iv) NYSE, Nasdaq or other approved stock exchange rejects the listing of the Class A common stock to be issued pursuant to the merger agreement, and such rejection is final and non-appealable; provided, that the right to terminate the merger agreement under subsection (ii) of this bullet will not be available if any of the Highland Transcend Parties is in breach of the merger agreement and such breach is the primary cause of the failure of any condition to closing of Packable, related to the accuracy of its representations and warranties or performance of its covenants, to be satisfied as of the termination date;
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by written notice to Highland Transcend from Packable, if: (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Highland Transcend Parties set forth in the merger agreement, such that any condition to closing of Packable related to the accuracy of such representations and warranties or performance of such covenants would not be satisfied at the closing (a “terminating Highland Transcend breach”), except that, if any such terminating Highland Transcend breach is curable by Highland Transcend, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date Highland Transcend provides written notice of such violation or breach and the termination date) after receipt by Highland Transcend of notice from Packable of such breach, but only as long as Highland Transcend continues to exercise such reasonable best efforts to cure such terminating Highland Transcend breach, such termination will not be effective, and such termination will become effective only if the terminating Highland Transcend breach is not cured within such cure period; (ii) the closing has not occurred on or before the termination date; (iii) the consummation of the business combination is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable governmental order; or (iv) in the event that the Highland Transcend board of directors withdraws or modifies, or publicly proposes or resolves to withhold, withdraw or modify in a manner adverse to Packable its recommendation to the Highland Transcend shareholders to approve the transactions contemplated by the Merger Agreement; provided, that the right to terminate the merger agreement under subsection (ii) of this bullet will not be available if Packable is in breach of the merger agreement and such breach is the primary cause of the failure of the conditions to closing of the Highland Transcend Parties, related to the accuracy of their representations and warranties or performance of their covenants, to be satisfied as of the termination date;

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by written notice from either Packable or Highland Transcend to the other party if the approval of Highland Transcend’s shareholders is not obtained upon a vote duly taken thereon at the extraordinary general meeting (subject to any permitted adjournment or postponement of the extraordinary general meeting).

Amendments
The merger agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the parties to the merger agreement.
Trust Account Waiver
Packable has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in Highland Transcend’s trust account held for its shareholders, and has agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom); provided, however, that the foregoing will not amend, limit, alter, change, supersede or otherwise modify the right of Packable or the holder representative to (i) bring any action or actions for specific performance, injunctive and/or other equitable relief or (ii) bring or seek a claim for damages against the Highland Transcend Parties, or any of its successors or assigns, for any breach of the merger agreement (but such claim shall not be against the trust account or any funds distributed from the trust account to holders of Highland Transcend ordinary shares in accordance with Highland Transcend’s existing organizational documents and the trust agreement).

Litigation Relating to the Merger
On December 7, 2021, a purported shareholder of Highland Transcend filed a lawsuit in New York State Supreme Court, alleging that the registration statement filed on October 22, 2021 by Highland Transcend, in connection with the business combination with Packable, failed to disclose certain allegedly material information related to the business combination. The lawsuit asserted claims for fraudulent misrepresentation and concealment and for negligent misrepresentation and concealment under New York common law against Highland Transcend and its directors. The complaint sought a declaration that defendants negligently or fraudulently misrepresented, concealed or omitted material information; an injunction enjoining the shareholder vote on the proposed business combination until the information at issue is disclosed; monetary damages; and attorneys’ fees and expenses. On January 18, 2022, the plaintiff filed an amended complaint, dropping the claims for fraudulent and negligent misrepresentation and concealment under New York common law and asserting instead claims for breach of fiduciary duty under Delaware law and Cayman Islands law. The amended complaint seeks a declaration that defendants breached those duties, as well as the same injunctive and monetary relief sought by the original complaint. A preliminary injunction hearing was held on February 3, 2022, and the court has not yet issued a ruling.
There can be no assurances that additional complaints or demands will not be filed or made with respect to the merger. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, neither HighlandTranscend nor Packable will necessarily announce them.

Related Agreements
This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the merger agreement or in connection with the business combination, which we refer to as the “Related Agreements,” but does not purport to describe all of the terms thereof. The Related Agreements are either attached as annexes to this proxy statement/prospectus or have previously been filed with the SEC on Highland Transcend’s Current Reports on Form 8-K, each dated as of September 9, 2021. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.
Voting and Support Agreements
Concurrently with the execution of the merger agreement, the Packable voting and support members entered into the voting and support agreements in favor of Highland Transcend and Packable and their respective successors.
In the voting and support agreements, the Packable voting members agreed to vote all of their Packable equity interests in Packable in favor of the merger agreement and related transactions and to take certain other actions in support of the merger agreement and related transactions. The voting and support agreements also prevent the Packable voting and support members from transferring their voting rights with respect to their Packable equity interests in Packable or otherwise transferring their Packable equity interests in Packable prior to the meeting of Packable’s members to approve the merger agreement and related transactions, except for certain permitted transfers. The Packable voting and support members also each agreed, with certain exceptions, to a lock-up for a period of 180 days after the closing with respect to any securities of New Packable or Packable that they receive as merger consideration under the merger agreement.
The foregoing description of the voting and support agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the voting and support agreements, the form of which, is filed as Exhibit 10.9 hereto and is incorporated herein by reference.
Sponsor Letter Agreement
Concurrently with the execution of the merger agreement, our sponsor entered into the sponsor letter agreement with Highland Transcend, Packable and certain other signatories thereto (together with our sponsor, the “Sponsor Parties”) pursuant to which the Sponsor Parties agreed to vote all of their respective Class B ordinary shares (along with the Class A common stock into which such ordinary shares are converted as a result of the Domestication as well as any other shares of Class B ordinary shares and Class A common stock that such Sponsor Party may thereafter acquire) in favor of the business combination and related transactions, to take certain other actions in support of the merger agreement and related transactions and not to redeem any such shares. The Sponsor Parties also agreed that 1,875,000 of the sponsor shares of the Sponsor Parties will be deemed “deferred sponsor shares” and a corresponding number of Packable units held by New Packable will be deemed to be “deferred Packable units”. The Sponsor Parties agreed that they will not transfer and, subject to the achievement of certain milestones, may be required to forfeit, any such deferred sponsor shares (in which case a corresponding number of deferred company units will be forfeited), subject to the terms of the sponsor letter agreement. The Sponsor Parties also waived certain anti-dilution protections to which they would otherwise be entitled in connection with the business combination. The Sponsor Parties also agreed that, with respect to any loan of funds made by the Sponsor Parties to Highland Transcend prior to closing that may be convertible into warrants or other securities of Highland Transcend or Packable, the Sponsor Parties will take all actions to ensure that such loans shall be repaid solely in cash and will not be converted into warrants or other securities of Highland Transcend or Packable.
The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement, a copy of which is filed as Exhibit 10.10 hereto and is incorporated herein by reference.
Exchange Agreement
Concurrently with the closing of the business combination and as a condition precedent to the Closing, New Packable, Packable and the Packable equity holders will enter into an exchange agreement under which, subject to the procedures and restrictions therein, the Packable equity holders (or certain permitted transferees thereof) will have the right from time to time at and after 180 days following the closing of the business combination to exchange their post-merger Packable units and an equal number of shares of Class B common stock on a one-for-one basis for shares of Class A common stock (the “Exchange”); provided, that, subject to certain exceptions, New Packable, at its sole election, subject to certain restrictions, may, other than in the case of certain secondary offerings, instead settle all or a portion of the Exchange in cash based on a volume weighted average price of a share of Class A common stock. The exchange agreement will provide that, as a general matter, a post-merger Packable equity holder will not have the right to exchange post-merger Packable units if New Packable determines that such exchange would be prohibited by law or regulation or would violate other agreements with New Packable and its subsidiaries to which the post-merger Packable equity holder may be subject, including the amended operating agreement and the exchange agreement. Additionally, the exchange agreement contains restrictions on redemptions and exchanges intended to prevent Packable from being treated as a “publicly traded partnership” for U.S. federal income tax purposes. These restrictions are modeled on certain safe harbors provided for under applicable U.S. federal income tax law. New Packable may impose additional restrictions on exchanges that it determines to be necessary or advisable so that Packable is not treated as a “publicly traded partnership” for U.S. federal income tax purposes.
Amended and Restated Registration Rights Agreement
Currently, our sponsor has the benefit of registration rights with respect to our securities that it holds pursuant to a registration rights agreement entered into in connection with our initial public offering.
In connection with closing of the business combination, our sponsor, New Packable and certain Packable equity holders and certain members of the Sponsor (collectively, the “other investors”) will enter into an amended and restated registration rights agreement. As a result, our sponsor and the other investors will be able to make a written demand for registration under the Securities Act of all or a portion of their registrable securities, subject to a maximum of four such demand registrations, in each case so long as such demand includes a number of registrable securities with a total offering price in excess of $25.0 million. Any such demand may be in the form of an underwritten offering, it being understood that New Packable will not be required to conduct more than two underwritten offerings where the expected aggregate proceeds are less than $50.0 million but in excess of $25.0 million in any 12-month period.
In addition, the holders of registrable securities will have “piggy-back” registration rights to include their securities in other registration statements filed by New Packable subsequent to the consummation of the business combination.
New Packable has also agreed to file within 45 days of closing of the business combination a resale shelf registration statement covering the resale of all registrable securities.
Tax Receivable Agreement
As described under “Organizational Structure,” New Packable will acquire certain favorable tax attributes from the Blockers (other than GPI Blocker) in the Blocker Mergers (other than the GPI Blocker Merger). In addition, future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, and other transactions described herein, are expected to result in favorable tax attributes for New Packable. These tax attributes would not be available to New Packable in the absence of those transactions and are expected to reduce the amount of tax that we would otherwise be required to pay in the future.
Upon the completion of the business combination, New Packable will enter into the tax receivable agreement, pursuant to which, New Packable generally will be required to pay to the TRA Parties, in the aggregate, 85% of the net income tax savings that New Packable actually realizes (or in certain circumstances, is deemed to realize) as a result of (i) certain favorable tax attributes we will acquire from the Blockers (other than GPI Blocker) in the Blocker Mergers (other than the GPI Blocker Merger) (including net operating losses and certain of the Blockers’ (other than the GPI Blocker’s) existing tax basis in their interests in Packable), (ii) increases to New Packable’s allocable share of the tax basis of Packable’s assets resulting from future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, (iii) tax attributes resulting from certain payments made under the tax receivable agreement and (iv) deductions in respect of interest under the tax receivable agreement. The payment obligations under the tax receivable agreement are New Packable’s obligations and not obligations of Packable.
We expect that the payments New Packable may be required to make under the tax receivable agreement may be substantial. Assuming, among other things, no material changes in relevant tax law, that Packable’s enterprise value is equal to the enterprise value agreed to in the business combination at the time all post-merger Packable units are exchanged, and that New Packable earns sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, the tax savings associated with the Blocker Mergers (other than the GPI Blocker Merger) and future redemptions or exchanges of post-merger Packable units as described above would aggregate to approximately $380 million. Under this scenario, New Packable would be required to pay to the TRA Parties, collectively, 85% of such amount, or approximately $323 million, over time. The actual amounts New Packable will be required to pay may materially differ from these hypothetical amounts, because potential future tax savings that New Packable will be deemed to realize, and the tax receivable agreement payments made by New Packable, will be calculated based in part on the market value of the Class A common stock at the time of each redemption or exchange under the exchange agreement and the prevailing applicable tax rates applicable to New Packable over the life of the tax receivable agreement and will depend on New Packable generating sufficient taxable income to realize the tax benefits that are subject to the tax receivable agreement. Payments under the tax receivable agreement are not conditioned on the Packable equity holders’ continued ownership of New Packable.
Payments under the tax receivable agreement will be based on the tax reporting positions New Packable determines, and the IRS or another tax authority may challenge all or a part of the existing tax basis, tax basis increases, net operating losses or other tax attributes subject to the tax receivable agreement, and a court could sustain such challenge. The TRA Parties will not reimburse New Packable for any payments previously made if such tax basis, or other tax benefits are subsequently disallowed, except that any excess payments made to a TRA Party under the tax receivable agreement will be netted against future payments otherwise to be made to such TRA Party under the tax receivable agreement, if any, after the determination of such excess.
In addition, the tax receivable agreement provides that if (1) New Packable breaches any of its material obligations under the tax receivable agreement (including in the event that New Packable is more than three months late making a payment that is due under the tax receivable agreement, except in the case of certain liquidity exceptions), (2) New Packable is subject to certain bankruptcy, insolvency or similar proceedings, or (3) at any time, New Packable elects an early termination of the tax receivable agreement, New Packable’s obligations under the tax receivable agreement (with respect to all post-merger Packable units, whether or not such units have been exchanged or redeemed before or after such transaction) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future tax benefits calculated based on certain assumptions, including that New Packable would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the tax receivable agreement. The tax receivable agreement also provides that, upon certain mergers, asset sales or other forms of business combination, or certain other changes of control, (x) the “TRA Party Representative” can elect to accelerate (into a lump sum amount as described above) all of New Packable’s obligations under the tax receivable agreement (with respect to all post-merger Packable units, whether or not such units have been exchanged or redeemed before or after such transaction) and (y) if the TRA Party Representative does not so elect to accelerate, New Packable’s or its successor’s obligations under the tax receivable agreement would be based on certain assumptions, including that New Packable or its successor would have sufficient taxable income to fully utilize all tax basis, tax deductions, net operating losses and other benefits covered by the tax receivable agreement. As a result, upon any acceleration of New Packable’s obligations under the tax receivable agreement and upon a change of control, New Packable could be required to make payments under the tax receivable agreement that are greater than 85% of its actual cash tax savings, which could negatively impact its liquidity. The change of control provisions in the tax receivable agreement may also result in situations where the Packable equity holders and the relevant Blocker Owners have interests that differ from or are in addition to those of the Class A stockholders.
Finally, because New Packable is a holding company with no operations of its own, its ability to make payments under the tax receivable agreement depends on the ability of Packable to make distributions to it.

To the extent that New Packable is unable to make payments under the tax receivable agreement for any reason, such payments will be deferred and will accrue interest until paid, which could negatively impact New Packable’s results of operations and could also affect its liquidity in periods in which such payments are made.
The foregoing description of the tax receivable agreement is not complete and is qualified in its entirety by reference to the tax receivable agreement, which is attached as Annex E to this proxy statement/prospectus and is incorporated herein by reference.
PIPE Subscription Agreements
In connection with the execution of the merger agreement, we entered into subscription agreements with the subscription investors pursuant to which we have agreed to issue and sell to the subscription investors, in the aggregate, $70,000,000 of Class A ordinary shares of New Packable at a purchase price of $10.00 per share. The closing of the subscription agreements will occur immediately prior to the closing, and is subject to customary closing conditions, including the satisfaction or waiver of the conditions set forth in the merger agreement. The Class A ordinary shares to be issued to the subscription investors will have the same rights and entitlements as the Class A ordinary shares issued to the public shareholders in connection with the IPO of Highland Transcend, except that such Class A ordinary shares will be issued pursuant to an exemption from registration under the Securities Act and the subscription investors were granted registration rights as described above under the heading “— Amended and Restated Registration Rights Agreement” above. None of the sponsor, or any director or officer of Highland Transcend, or any of their respective affiliates, have entered into any such subscription agreements.
The foregoing description of the subscription agreements is not complete and is qualified in its entirety by reference to the subscription agreements, which is filed as Exhibit 10.12 to this proxy statement/prospectus and is incorporated herein by reference.
Note Subscription Agreements
In connection with the execution of the merger agreement, on September 8, 2021, Packable entered into note subscription agreements with certain investors pursuant to which it issued unsecured convertible notes in an aggregate principal amount of $110,000,000 on September 9, 2021 (the “Convertible Notes”). The outstanding principal and accrued and unpaid interest on the Convertible Notes will automatically convert at the closing of the business combination into Class A common stock of New Packable at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Packable equity holders, Blocker equity holders and holders of vested awards under Packable’s existing incentive plan. Interest accrues on the Convertible Notes at 5.0% per annum and will be payable in kind or at maturity, on September 9, 2026. If the Convertible Notes are prepaid or converted, including in connection with the closing, prior to the one-year anniversary of the issuance thereof, an additional amount of interest will accrue equal to an amount that would have accrued from the date of such prepayment or conversion to, but excluding, the first anniversary of the issuance thereof. See the section entitled “Summary of the Proxy Statement/Prospectus — Impact of the Business Combination on Highland Transcend’s Public Float” for a summary of the dilutive impact of the Convertible Notes on our public shareholders who do not elect to have their shares redeemed for cash under the following two redemption scenarios: (i) a scenario assuming no redemptions and (ii) a scenario assuming that 25,510,000 shares are redeemed (the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied).
Operating Agreement
Concurrently with the closing, the Packable current operating agreement will be further amended and restated in its entirety to become the amended operating agreement.
Rights of the Units
Pursuant to the amended operating agreement, the post-merger Packable units will be entitled to share in the profits and losses of Packable and to receive distributions as and if declared by the Packable Board and will have no voting rights.

Management
Packable will be managed by the Packable Board. The Packable Board will have the sole vote on all matters that require a vote of managers under the amended operating agreement or applicable law. The business, property and affairs of Packable will be managed solely by the Packable Board, and the Packable Board cannot be removed or replaced except in accordance with the amended operating agreement.
Pursuant to the amended operating agreement, New Packable may appoint, remove and replace a number of managers equal to the total number of managers then comprising the authorized number of managers of the Packable Board less the number of mangers that may be appointed, removed or replaced by the members of Packable (other than New Packable) in accordance with the amended operating agreement (such designees, the “Voting Member Designees”) (such New Packable designees, the “New Packable Designees”); provided that, the New Packable Designees will comprise the majority of all managers authorized to serve on the Packable Board. The Voting Member Designees must be reasonably acceptable to New Packable, in its sole discretion. Managers of the Packable Board may only be removed by the member that designated such manager to the Packable Board.
At the election of managers to the Packable Board, each member of Packable must vote all of the outstanding common units entitled to vote held by such member at the election of the managers in favor of the New Packable Designees and the Voting Member Designees.
Distributions
The Packable Board may, in its sole discretion, authorize distributions to the Packable members (to the extent of available cash, as defined in the amended operating agreement). All such distributions will be made pro rata in accordance each member’s number of post-merger Packable units.
The holders of post-merger Packable units will generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Packable. Net profits and net losses of Packable will generally be allocated to its members pro rata in accordance with the percentages of their respective ownership of post-merger Packable units. The amended operating agreement will provide for pro rata cash distributions to the holders of post-merger Packable units for purposes of funding their tax obligations in respect of the taxable income of Packable that is allocated to them. Generally, these tax distributions will be computed based on Packable’s estimate of the net taxable income of Packable allocable to each holder of post-merger Packable units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate (including the tax imposed under Section 1411 of the Code on net investment income) for a taxable year prescribed for an individual or corporate resident of New York, New York (whichever results in the application of the highest state and local tax rate for a given type of income), and taking into account (a) the limitations imposed on the deductibility of expenses and other items, (b) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income, and (c) the deductibility of state and local income taxes, to the extent applicable (and with any dollar limitation on state and local income tax deductibility assumed to be exceeded), but not taking into account any deduction under Section 199A of the Code or any similar state or local Law, as determined in good faith by the Packable Board. As a result of (i) potential differences in the amount of net taxable income allocable to New Packable and the other post-merger Packable equity holders, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate in calculating Packable’s distribution obligations, New Packable may receive tax distributions significantly in excess of its tax liabilities and obligations to make payments under the tax receivable agreement.
Upon the liquidation or winding up of Packable, all net proceeds thereof will be distributed in accordance the then existing Packable amended operating agreement.
Transfer Restrictions
The amended operating agreement will contain restrictions on transfers of units and will require the prior consent of the Packable Board for such transfers, except in specified cases, including (i) certain transfers to permitted transferees under certain conditions and (ii) exchanges of post-merger Packable units for shares of Class A common stock or cash pursuant to the exchange agreement.

The foregoing description of the Packable amended operating agreement is not complete and is qualified in its entirety by reference to the Packable amended operating agreement, which is filed as Exhibit 10.6 and attached as Annex D to this proxy statement/prospectus and is incorporated herein by reference.
Background of the Business Combination
Highland Transcend is a blank check company incorporated in the Cayman Islands on October 12, 2020 for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The transactions contemplated by the merger agreement and related agreements, including the business combination and PIPE financing, are a result of an extensive search for a potential transaction utilizing the value builder, founder-friendly reputation of Highland Transcend, and the investing, operating and successful transaction experience of Highland Transcend’s management team and board of directors.
The terms of the merger agreement and the various other agreements contemplated therein are the result of extensive arms-length negotiations among Highland Transcend, Packable and certain of its equity holders and their respective representatives. The following is a brief description of the background of these negotiations and summary of the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the parties to the merger agreement or their respective representatives.
On December 7, 2020, Highland Transcend consummated its IPO of 30,000,000 units (which includes the partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 units), each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant. Each whole redeemable warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating, in the aggregate, gross proceeds of $300,000,000. Substantially concurrently with the consummation of our IPO and the sale of the units, we consummated a private placement of 5,333,333 warrants at a price of $1.50 per warrant, issued to our sponsor, generating, in the aggregate, gross proceeds of $8,000,000. A total of $300,000,000 was placed in a U.S.-based trust account established for the benefit of our public shareholders. On January 21, 2021, the option to exercise the remaining over-allotment option of 1,625,000 units expired unexercised.
Prior to the consummation of the IPO, neither Highland Transcend, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination with Highland Transcend.
As described in the prospectus for the IPO, Highland Transcend’s business strategy was to identify and complete an initial business combination with a target that operates within the disruptive commerce, digital media and services, and enterprise software industries and that complements the experience and expertise of our management team and strategic advisors to provide transformative operating skills and strategic advice for our business combination.
Highland Transcend identified certain general, non-exclusive criteria and guidelines that it believed were important in evaluating prospective targets for our initial business combination. Highland Transcend broadly focused on target businesses that we believe (i) have a visionary management team open to advice and strategic help, (ii) have a large and growing potential addressable market, (iii) take an innovative approach to better solutions for customers, (iv) have key strategic assets that provide a sustainable competitive advantage, (v) have leading key performance indicators and unit economics in its sectors, and (vi) have a valuation that would provide attractive risk-adjusted returns.
After the IPO, Highland Transcend commenced an active search for prospective business combination candidates meeting the above criteria. Highland Transcend contacted, and was contacted by, a number of individuals and entities with respect to business combination opportunities. During this search process, Highland Transcend reviewed, and entered into preliminary discussions with respect to, a number of acquisition opportunities other than Packable.

During that process, Highland Transcend’s management:
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developed an initial list of potential business combination candidates, which were primarily identified through Highland Transcend’s general industry knowledge and network;

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considered and conducted analyses of approximately 67 potential business combination candidates;

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engaged in meaningful and detailed discussions, due diligence, and negotiations with 5 potential business combination candidates or their representatives, one of which was Packable.

In selecting the approximately 67 potential business combination candidates that Highland Transcend’s management team considered and conducted analyses of following development of the initial list of potential business combination candidates, Highland Transcend’s management team focused on identifying businesses with a combination of all or certain the following general attributes:
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leading market position in an industry that has a large and growing potential addressable market;

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visionary management team that values the experience of Highland Transcend’s team and is open to sound advice and strategic support;

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innovative approach to a better solution for customers;

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key strategic assets that provide a sustainable competitive advantage, including long-term, sustainable competitive differentiation and demonstrable competitive moats;

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leading key performance indicators and compelling growth potential supported by fundamentally strong unit economics in its sector;

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a valuation that would provide attractive risk-adjusted returns; and

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leverages Highland Transcend’s experience in transformational investing and operating to deliver attractive risk-adjusted returns.

Based on the foregoing criteria, Highland Transcend’s management team believed that 62 target businesses were not appropriate business combination candidates for reasons that included, among others, such businesses’ organic and inorganic growth plans and opportunities, quality of underlying unit economics, cash flow dynamics, competitive positioning, market dynamics, customer interviews, capital needs, readiness to be public companies, internal controls, corporate governance and valuation expectations. Accordingly, Highland Transcend’s management team determined to focus Highland Transcend’s evaluation, analysis and due diligence efforts on five potential business combination candidates, one of which was Packable. Highland Transcend subsequently received, subject to confidentiality obligations requiring Highland Transcend to keep such materials confidential, and Highland Transcend’s management team reviewed business plans, financial statements and projections and certain other due diligence information of such five target businesses, one of which was Packable.
Highland Transcend’s management team engaged in varying levels of further due diligence, evaluation and analysis and discussions with these five potential business combination targets. This additional due diligence, evaluation and analysis included access to materials in online data rooms and additional presentations and discussions with these potential business combination targets’ management and included, in addition to the general business and financial due diligence described in this section with respect to the potential business combination targets, a review and evaluation of certain financial and operating information of each business combination target, a comparable company analysis and other financial analyses to better understand and evaluate various entry and exit valuations, and market research to better understand potential growth opportunities of each business combination target. In addition to Packable, the other potential targets included (i) an online consumer products marketplace, (ii) an enterprise software-as-a-service company, (iii) an online consumer services marketplace and (iv) a consumer hardware technology company.
While Highland Transcend’s management continued its evaluation, analysis and due diligence review or other potential business combination targets, on April 1, 2021, Highland Transcend reached out to Packable to explore engaging in potential business combination discussions. On April 6, 2021, Ian Friedman, Chief Executive Officer, and Dan Nova, Chief Investment Officer, of Highland Transcend had an initial introductory meeting with the management of Packable. Over the next several months the two management teams held numerous additional meetings during which they discussed their respective perspectives on the Packable business, including operational performance and growth strategy. Based on these discussions and Highland Transcend’s ongoing evaluation, analysis and due diligence review of other potential business combination targets, Highland Transcend determined to further focus its resources and efforts on two potential targets, including Packable and a consumer hardware technology company (“Company A”), which Highland Transcend’s management and board of directors believed were most suitable for a potential business combination due to, among other things, having a visionary management team that was open to a potential business combination with Highland Transcend, a large and growing potential addressable market, an innovative approach to better solutions for customers, a sustainable competitive advantage, leading key performance indicators and unit economics in its sectors, and a valuation the would provide attractive risk-adjusted returns.
On April 14, 2021, Highland Transcend and Packable held an in-depth business, operational, and strategic update. At the conclusion of the meeting, Andrew Vagenas informed Highland Transcend that Packable was considering strategic options, including a potential merger with a special purpose acquisition company, and had retained Cooley LLP (“Cooley”) as its legal counsel and J.P. Morgan Securities LLC (“J.P. Morgan”) as its financial advisor. Mr. Friedman expressed Highland Transcend’s interest in exploring a potential business combination with Packable, subject to further due diligence. On April 15, 2021, Highland Transcend and Packable executed a mutual nondisclosure agreement in connection with Highland Transcend’s consideration of a possible business combination involving Packable.
While Highland Transcend’s management continued its evaluation, analysis and due diligence review of Packable and Company A, on May 13, 2021, Highland Transcend was granted access to the Packable virtual data room and began conducting commercial and financial due diligence. Between May 13, 2021 and June 20, 2021, Highland Transcend and Packable held in-depth meetings covering business, financial, and regulatory matters as well an in-depth review of historical and projected financial performance.
Following the additional due diligence, evaluation and analysis of Packable and Company A, and following initial discussions with the management team of Packable and Company A, Highland Transcend determined that the valuation expectations of Company A were not supported by the results of Highland Transcend’s business and financial due diligence and Company A determined to pursue alternative transactions. Highland Transcend determined not to pursue any further potential transaction with Company A. In reaching its determination on potential business combination targets, including the five potential business combination targets (including Company A) that Highland Transcend engaged in due diligence, evaluation, analysis and discussions as described above, the management of Highland Transcend considered a variety of factors, including:
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the impact of the COVID-19 crisis on the target company;

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weaknesses in projected financial performance;

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inability to reach an agreement on valuation and the determination that, based on the business and financial due diligence performed, such alternative potential business combination targets did not have revenue generating assets sufficient to support a proposed valuation;

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structuring challenges;

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a potential target’s failure to satisfy the 80% test included in Highland Transcend’s memorandum and articles of association (which requires any business acquired by Highland Transcend to have a fair market value equal to at least 80% of the balance of the funds in the trust account); and

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mutual decisions to pursue potential alternative transactions.

Based on the additional due diligence, evaluation and analysis of Packable, Highland Transcend’s decision to pursue a transaction with Packable was based on an investment thesis that Packable (i) has a leading multi-marketplace tech-enabled eCommerce offering, (ii) solves real pain points for brands to navigate complex but massive marketplace opportunities, (iii) has sticky blue chip brand relationships, (iv) has a growing influence and ownership of digitally native brands, (v) has created a strong and defensible set of competitive advantages, (vi) has multiple vectors for revenue growth and shareholder value creation, as well as a huge upside in introducing additional data and technology services, and (vii) has an exceptional, founder-led proven management team.
On June 3, 2021, representatives of Davis Polk &Wardwell LLP, legal counsel to Highland Transcend (“Davis Polk”), and Goldman Sachs & Co. LLC (“Goldman Sachs”), financial advisor to Highland Transcend, met with the management of Highland Transcend to discuss the preparation and submission of a non-binding indication of interest to acquire Packable.
On June 9, 2021, after internal discussion among Highland Transcend’s management team and consultation with the board of directors, Highland Transcend delivered a first draft to Packable of a non-binding indication of interest and Highland Transcend management presentation, which included the following core terms:
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an enterprise value of Packable equal to approximately $1.725 billion;

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consideration to Packable’s equity holders of approximately $1.659 billion, before accounting for the benefit of the earnout available to existing equity holders;

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an earnout to Packable’s existing equity holders of 12,000,000 additional shares to vest in four equal 3,000,000 tranches upon the achievement of certain share price milestones, which number of shares and vesting parameters were determined by the parties, with the advice of their respective financial advisors, based on the valuation of Packable in the transaction and 69 comparable de-SPAC precedent transactions involving a target equityholder earnout announced between January 1, 2020 and May 27, 2021 reviewed by the parties;

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financing consisting of (i) $300,0000,000 of equity capital from Highland Transcend’s trust account and (ii) a PIPE financing of $150,000,000;

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certain conditions to the consummation of the business combination, including shareholder approval and other customary matters, including the receipt of all applicable stock exchange clearances and a minimum cash condition of at least up to $300,000,000;

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$450,000,000 of cash being made available to the combined company for use as working capital and for general corporate purposes, including the payment of transactions expenses (assuming no redemptions by Highland Transcend’s shareholders);

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a 180-day lock-up for shares issued in connection with the business combination;

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the lock-up applicable to founder shares held by our sponsor described in the prospectus for our IPO would continue to apply;

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a 30-day period of mutual exclusivity during which the parties would continue diligence and engage in negotiations to determine agreement on the terms of a definitive agreement (subject to a 15-day extension);

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satisfactory completion of Highland Transcend’s ongoing due diligence; and

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negotiation of an acceptable acquisition agreement and other transaction documents.

On June 10, 2021, after further internal deliberations between Highland Transcend’s management team and its board of directors and after additional discussions with Packable and Luxor Capital, one of Highland Transcend’s largest investors, regarding the potential opportunity for participation in the PIPE financing, Highland Transcend delivered an updated non-binding indication of interest letter to Packable. Such discussions generally regard a potential business combination between Highland Transcend and Packable, including alignment among the parties’ incentives, long-term commitment to Packable, market conditions for the potential PIPE financing in the amount described above and the need for support for the PIPE financing from key stakeholders of Highland Transcend and the terms of the potential transaction being market-based. The updated indication of interest letter contemplated substantially the same financial terms as the original non-binding indication of interest, but also provided that Luxor Capital, one of Highland Transcend’s largest investors, would (i) be willing to provide an equity “backstop” in the form of a $25 million convertible note in connection with the potential business combination and (ii) participate in the PIPE financing (subject to completion of diligence by Luxor Capital).

Following the receipt of the non-binding indication of interest, Packable requested a discussion with Highland Transcend to review and discuss the details of the non-binding indication of interest letter and to engage in additional negotiations. Over the next several weeks, Highland Transcend, Packable, and their respective advisors held several calls to further discuss and negotiate a non-binding indication of interest that was agreeable to both parties, in particular discussions concerning market conditions for the potential PIPE financing in the amount described above and the need for support for the transaction from key stakeholders of Highland Transcend. In addition, Highland Transcend and its advisors held several calls with key stakeholders of Highland Transcend, including Luxor Capital and Park West, to discuss the potential business combination with Packable and the terms of a potential PIPE financing in connection with the transaction.
On June 15, 2021, Packable sent a markup to the non-binding indication of interest to Highland Transcend, providing, among other things that (i) there would be no adjustments to the purchase price at closing, (ii) that a change in control transaction at or above the share price milestones in connection with the earnout would trigger the issuance of any applicable earnout shares, (iii) that our sponsor would enter into a customary support agreement including a waiver of any anti-dilution provisions, (iv) that the executive officers, directors and related affiliates of Packable would also enter into customary support agreements and (v) that the Highland Transcend board would not have the right to change its recommendation in favor of the business combination. Later that day, Highland Transcend reviewed and discussed the revised non-binding indication of interest received from Packable with representatives of Goldman Sachs and Davis Polk in detail.
After further internal deliberations between Highland Transcend’s management team and its board of directors, and further discussions with Highland Transcend’s key stakeholders, including Park West, one of Highland Transcend’s largest investors, regarding potential participation in the PIPE financing, and after additional discussions with Packable regarding, among other things, the participation of Park West and the terms of the PIPE investment, Highland Transcend delivered an updated non-binding indication of interest to Packable accepting most of the terms of Packable’s June 15, 2021 markup and adding that Park West, one of Highland Transcend’s largest investors, would provide a $25 million equity investment in connection with the business combination. The updated non-binding indication of interest also (i) reduced the minimum cash condition to $265 million, (ii) removed the language that the Highland Transcend board of directors would not have the right to change its recommendation in favor of the business combination, (iii) revised the number of potential earnout shares from 17 million to 12 million, (iv) removed Packable’s proposal that our sponsor forfeit certain of its Class B ordinary shares in connection with redemptions that exceed $30 million from our trust, (v) revising the sponsor lock-up to be consistent with the lock-up provided in our IPO prospectus, and (vi) revising the lock-up applicable to the Packable equityholders to remove the early termination of the lock-up period based upon share price performance.
On June 16, 2021, Packable sent a markup to Highland Transcend’s June 15, 2021 draft of the non-binding indication of interest. Packable accepted most of the terms from the June 15, 2021 draft but (i) revised the minimum cash condition to $300 million and (ii) provided that the Luxor Capital and Park West investments could take the form of a bridge financing.
Later that day, representatives of Davis Polk and Goldman Sachs met with the management of Highland Transcend to discuss Packable’s revised non-binding indication of interest, including, among other topics, the revised minimum cash condition and Packable’s proposal that the Luxor Capital and Park West investments be in the form of a bridge financing.
On June 17, 2021, after further internal deliberations between Highland Transcend’s management team and its board of directors, and after additional discussions with Packable, Highland Transcend delivered an updated non-binding indication of interest letter to Packable, accepting most of the terms of Packable’s June 16, 2021 markup but (i) providing that the 30-day period of mutual exclusivity during which the parties would continue diligence and engage in negotiations to determine agreement on the terms of a definitive agreement would be only subject to extension if the parties conducted meetings with wall-crossed potential PIPE investors (other than Luxor Capital and Park West) during the initial period of exclusivity until the date that was 30 days from the first date of such meeting and thereafter, for an additional 15 days, if mutually agreed to by Packable and Highland Transcend, and (ii) providing that the new equity incentive plan would be inclusive of Packable’s existing equity awards.

On June 19, 2021, Packable sent a revised draft of the non-binding indication of interest accepting most of the terms of Highland Transcend’s June 17, 2021 draft of the non-binding indication of interest and proposing an “Up-C” structure for the business combination to enable certain of Packable’s equity holders to share in certain future tax benefits created by a business combination to enable certain current Packable equity holders to retain their equity ownership in Packable and to provide potential future tax benefits for both New Packable and the Packable equity holders. Highland Transcend reviewed and discussed the revised non-binding indication of interest with representatives of Davis Polk and Goldman Sachs in detail.
On June 20, 2021, Highland Transcend’s management team provided an update to the board of directors on the proposed non-binding indication of interest. Highland Transcend then submitted a revised non-binding indication of interest to Packable including the following core terms:
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an enterprise value of Packable equal to $1.725 billion;

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consideration to Packable’s equity holders of approximately $1.659 billion, before accounting for the benefit of the earnout available to existing equity holders;

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an earnout to Packable’s existing equity holders of 12,000,000 additional shares to vest in four equal 3,000,000 tranches upon the achievement of certain share price milestones, which number of shares and vesting parameters were determined by the parties, with the advice of their respective financial advisors, based on the valuation of Packable in the transaction and 69 comparable de-SPAC precedent transactions involving a target equityholder earnout announced between January 1, 2020 and May 27, 2021 reviewed by the parties;

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financing consisting of (i) $300,0000,000 of equity capital from Highland Transcend’s trust account and (ii) a PIPE financing of $150,000,000;

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certain conditions to the consummation of the business combination, including shareholder approval and other customary matters, including the receipt of all applicable stock exchange clearances and a minimum cash condition of at least up to $300,000,000;

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$450,000,000 of cash being made available to the combined company for use as working capital and for general corporate purposes, including the payment of transactions expenses (assuming no redemptions by Highland Transcend’s shareholders);

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a 30-day period of mutual exclusivity during which the parties would continue diligence and engage in negotiations to determine agreement on the terms of a definitive agreement subject to extension (x) if the parties conducted meetings with wall-crossed potential PIPE investors (other than Luxor Capital and Park West) during the initial period of exclusivity until the date that is 30 days from the first date of such meeting and (y) thereafter, for an additional 15 days, if mutually agreed to by Packable and Highland Transcend;

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a 180-day lock-up for shares issued in connection with the business combination;

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the lock-up applicable to founder shares held by our sponsor described in the prospectus for our IPO would continue to apply;

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satisfactory completion of Highland Transcend’s ongoing due diligence; and

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negotiation of an acceptable acquisition agreement and other transaction documents.

On the evening of June 20, 2021, with the prior approval of the board of directors of Highland Transcend and the prior approval of the board of managers of Packable, Highland Transcend and Packable executed the non-binding indication of interest (the “LOI”).
On June 21, 2021, representatives of Highland Transcend, Packable, Goldman Sachs and J.P. Morgan’s M&A Advisory Group held an introductory kick-off call, led by Bob Davis, our executive chairman, and Ian Friedman, our Chief Executive Officer, to discuss the proposed business combination contemplated by the terms of the LOI. In connection with the meeting, an introductory presentation, organizational materials, working group lists and related materials were prepared and circulated by J.P. Morgan’s M&A Advisory Group to participants prior to the introductory kick-off call.

On June 22, 2021, Cooley held an introductory call with Davis Polk to discuss certain due diligence matters, including, among other topics, a review of the virtual data room established in connection with the business combination and an introduction to legal diligence topics related to Packable, its subsidiaries and its operations, including, among other things, Packable’s corporate organization and structure, with material customers and suppliers, intellectual property rights, outstanding and historic litigation matters and other general legal and compliance matters.
On June 23, 2021, Davis Polk was granted access to the Packable virtual data room and began conducting legal due diligence.
On July 1, 2021, representatives of Davis Polk, Highland Transcend, Packable, Cooley, certain other participants and Packable, participated in a legal due diligence call.
On July 20, 2021, Highland Transcend and Packable extended the period of exclusivity provided in the LOI from 30 days to 45 days following the date of the first meeting with wall-crossed potential PIPE investors.
In the following weeks, Highland Transcend executed an engagement letter with Goldman Sachs, pursuant to which Goldman Sachs was engaged as Highland Transcend’s financial advisor and placement agent to provide certain financial advisory and investment banking services in connection with the business combination and the PIPE financing. On July 22, 2021, Highland Transcend and Packable executed an engagement letter with J.P. Morgan and BofA, pursuant to which J.P. Morgan and BofA were engaged as joint placement agents to Highland Transcend and Packable in connection with the PIPE financing and the convertible notes financing.
Between June 21, 2021 and September 6, 2021, representatives of Goldman Sachs, J.P. Morgan’s Equity Capital Markets Group, BofA, and Cooley worked with Packable and Highland Transcend to put together Packable and Highland Transcend’s investor presentation to present to potential investors in the PIPE financing and a potential convertible notes financing. The investor presentation outlined the proposed business combination and included information regarding Packable, which was refined through several rounds of review and comment amongst Highland Transcend’s management team, Packable’s management team and their respective advisors.
Between July 25, 2021 and August 5, 2021, Davis Polk prepared a first draft of the merger agreement, substantially reflecting the terms agreed to in the LOI, which draft Highland Transcend reviewed and discussed with Davis Polk in detail.
On July 22 2021, following the roadshow preparation for the PIPE financing and the convertible notes financing, representatives of Goldman Sachs, J.P. Morgan’s Equity Capital Markets Group, BofA and Highland Transcend began marketing an investment in the PIPE financing and the convertible notes financing to a limited number of potential investors with whom they had pre-existing relationships. By the end of August, after positive feedback and interest from potential subscription investors, a significant book of demand for the PIPE financing and the convertible notes financing began to form. On September 2, 2021, Packable and Highland Transcend decided that, based on discussions with PIPE investors and the current market conditions, the proposed size of the PIPE financing would be $70,000,000 and Packable would issue $110,000,000 of convertible notes to the investors in the convertible notes. The terms of the convertible notes were negotiated by such investors and Packable. The parties agreed, including based on discussions with their financial advisors, that such proposed offering sizes would maximize the number of prospective PIPE investors that would be willing to invest in the PIPE financing and convertible notes financing.
On August 5, 2021, Davis Polk sent Cooley the first draft of the merger agreement.
On August 12, 2021, based on feedback from meetings with numerous investors in the PIPE financing, it was clear that the parties would need to negotiate a valuation of Packable that was more attractive to certain prospective PIPE investors. Accordingly the parties agreed to reduce the enterprise value of Packable from $1.725 billion to $1.55 billion based upon the feedback of additional selected investors to induce such investors to participate in the PIPE financing and the convertible notes financing.
On August 13, 2021, Cooley sent Davis Polk their markup of the first draft of the merger agreement, which Highland Transcend reviewed and discussed with Davis Polk.

On August 17, 2021, following further internal discussions between Highland Transcend management and its legal advisors regarding, among other things, the importance of the Highland Transcend board of directors being able to change its recommendation in accordance with its fiduciary duties, Davis Polk provided Cooley with a revised draft of the merger agreement that, among other things, (i) revised the purchase price to reflect the agreed reduction in the enterprise value described above, (ii) reflected that unvested options to be taken into account in the allocation of the merger and (iii) permits our board of directors to change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify its recommendation in favor of adoption of the Transaction Proposals, if our board of directors determines in good faith, and after consultation with its outside counsel and prior notice to Packable, that the failure to make such a change in recommendation would breach its fiduciary duties under applicable law.
Between August 18, 2021 and September 8, 2021, representatives of each of Highland Transcend, Packable, Davis Polk and Cooley met telephonically and exchanged numerous emails to finalize the remaining open items related to the merger agreement and the other agreements contemplated therein. Following these discussions, representatives from Davis Polk and Cooley exchanged revised drafts of the merger agreement and such other agreements, which reflected the outcome of their discussions.
On August 31, 2021, the board of directors of Highland Transcend held a telephonic meeting in which senior management were in attendance. Also in attendance were representatives of Davis Polk and The Maples Group (“Maples”), Cayman Islands counsel to Highland Transcend. Prior to the meeting, a slide deck summarizing the significant transaction documents was distributed to the directors in substantially final form. Mr. Friedman updated Highland Transcend’s board of directors on Highland Transcend’s final due diligence findings and the terms of the proposed business combination, including the resolution of the final outstanding items. Representatives of Goldman Sachs, as Highland Transcend’s financial advisor, reviewed with the board of directors materials prepared by Highland Transcend’s management and Packable that included market and valuation perspectives with respect to Packable and then discussed the materials prepared by Highland Transcend’s management and Packable with the board of directors with the goal of aiding in its evaluation of the proposed transaction, including how the valuation reflected in the transaction compared to similar public companies referenced in the materials.
The board of directors discussed the fact that the PIPE financing had been successful at the valuation implied by the transaction indicated support for the reasonableness of the consideration being paid. In such discussion, the board of directors discussed the fact that certain of the investors in the PIPE financing are existing investors of Highland Transcend and investors in the convertible note financing, and as such may have different or additional interests to those that they might have solely as a PIPE investor, including the fact that the convertible notes are convertible at the consummation of the business combination at a discount to the valuation of Packable in the PIPE financing. The board of directors also discussed the manner in which the management of Highland Transcend initially determined the valuation of the consideration, which was based on the comparable companies analysis prepared by Highland Transcend’s management team and focused on certain companies that may be deemed comparable to Packable in certain respects, including online commerce platforms, small and midsize business enablement and consumer packaged goods companies, and have recently become public companies listed on the New York Stock Exchange or Nasdaq. A representative of Maples reviewed with the board of directors the fiduciary duties that applied to their consideration of the proposed business combination. A representative of Davis Polk then discussed with the board of directors the proposed terms of the merger agreement, the PIPE subscription agreements, the convertible notes financing, the other transaction documents to be entered into in connection with the proposed transaction and the timeline to closing. The board of directors then engaged in extensive discussions and deliberations with Highland Transcend management and advisors. Among other things, the board of directors asked questions pertaining to legal due diligence, valuation comparables, feedback from subscription investors, risks, timing and process to closing. Following these discussions and deliberations, Highland Transcend’s four independent directors held an executive session to further discuss the merits of the proposed transaction. Upon rejoining the broader board of directors meeting, the four independent directors engaged in an additional questions and answers session. Following such discussions, and prior to the vote described below, William Hockey left the meeting due to an unavoidable scheduling conflict, but otherwise expressed his support for the business combination and the Transaction Proposals. The board subsequently determined by a unanimous vote of the directors then present that the proposed business combination is in the best interests of Highland Transcend and its shareholders and adopted resolutions (i) approving the business combination, the merger agreement and the consummation of the transactions contemplated thereby and (ii) recommending that the transaction be submitted to Highland Transcend’s shareholders for approval.
On September 2, 2021, Packable shared substantially final forms of the significant transaction documents with Packable’s board of managers. On September 3, 2021, Packable shared with Packable’s board of managers a presentation summarizing the material terms and conditions of the proposed business combination and Packable’s board of managers’ fiduciary duties in connection with the proposed business combination. Packable’s board of managers then engaged in discussion and deliberations, following which Packable’s board of managers determined that it was advisable, fair as to Packable and in the best interests of Packable and its members, to enter into the merger agreement and the transactions contemplated thereby, including the business combination.
On September 8, 2021, following the approval of the business combination by the board of directors of Highland Transcend and Packable’s board of managers, Highland Transcend, Packable, and certain other parties thereto, executed the merger agreement. Concurrently with the execution of the merger agreement, (i) Highland Transcend, our sponsor and certain other signatories thereto entered into the sponsor letter agreement, (ii) Highland Transcend and the subscription investors entered into the subscription agreements, (iii) Packable and the convertible note investors entered into the convertible note subscription agreements, and (iv) Highland Transcend and certain Packable equity holders entered into voting and support agreements in favor of Highland Transcend and Packable.
On September 9, 2021, Highland Transcend and Packable issued a joint press release regarding the business combination and Highland Transcend filed Current Reports on Form 8-K with the SEC announcing the transactions contemplated by the merger agreement and filing with the SEC the merger agreement and certain other transaction documents.
Since September 9, 2021, Highland Transcend and Packable, along with their respective advisors, have worked jointly on the preparation of this proxy statement/prospectus.
Highland Transcend and Packable have continued and expect to continue regular discussions regarding the execution and timing of the business combination and to take actions and exercise their respective rights under the merger agreement to facilitate the completion of the business combination.
Certain Engagements in Connection with the Business Combination and Related Transactions
Goldman Sachs was engaged by Highland Transcend to act as financial advisor to Highland Transcend in connection with the business combination, and will receive a customary advisory fee in connection therewith. Highland Transcend also engaged Goldman Sachs to act as co-placement agent with J.P. Morgan and BofA on its $70 million PIPE pursuant to which the co-placement agents will receive customary fees. In addition, both Goldman Sachs and J.P. Morgan were underwriters on the initial public offering of Highland Transcend and will receive a fee of $10,500,000 upon consummation of the business combination in connection therewith. In connection with its roles as financial advisor to Highland Transcend and co-placement agent to Highland Transcend herewith, Goldman Sachs will receive total fees of approximately $10,900,000.
In addition, J.P. Morgan, Goldman Sachs and BofA (together with affiliates of each) are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investing, hedging, market making, brokerage and other financial and non-financial activities and services. From time to time, Goldman Sachs and its affiliates have provided various investment banking and other commercial dealings unrelated to the business combination or the PIPE to Highland Transcend and its affiliates, and has received customary compensation in connection therewith. In addition, J.P. Morgan, Goldman Sachs and BofA and affiliates of each may provide investment banking and other commercial dealings to Highland Transcend, Packable and their respective affiliates in the future, for which they would expect to receive customary compensation.
In addition, in the ordinary course of its business activities, J.P. Morgan, Goldman Sachs and BofA and their affiliates, officers, directors and employees may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of Highland Transcend or Packable, or their respective affiliates. J.P. Morgan, Goldman Sachs, BofA and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.
Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination
In reaching its resolution by a unanimous vote of the directors then present as described above (a) that it was fair to and in the best interests of Highland Transcend and its shareholders, and that it was advisable, to enter into the merger agreement and the ancillary documents to which Highland Transcend is or will be a party and to consummate the transactions contemplated thereby, (b) to adopt and approve the merger agreement, the ancillary documents to which Highland Transcend is or will be a party and the transactions contemplated thereby, (c) to recommend that the Highland Transcend shareholders vote in favor of the Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal, and (d) to direct that each of the Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal be submitted to the Highland Transcend shareholders for approval, Highland Transcend’s board of directors considered a wide variety of factors in connection with its evaluation of the business combination, including the fact that that the merger agreement does not permit the Highland Transcend board of directors to change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify its recommendation in favor of adoption of the Transaction Proposals, unless the Highland Transcend board of directors determines in good faith, and after consultation with its outside counsel and prior notice to Packable, that the failure to make such a change in recommendation would breach its fiduciary duties under applicable law. In light of the complexity of those factors, Highland Transcend’s board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of Highland Transcend’s board of directors may have given different weight to different factors. Highland Transcend’s reasons for the board of directors’ approval of the business combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
As described in the prospectus for the IPO, Highland Transcend’s business strategy was to identify and complete an initial business combination with a target that operates within the disruptive commerce, digital media and services, and enterprise software industries and that complements the experience and expertise of our management team and strategic advisors to provide transformative operating skills and strategic advice for our business combination.
Before reaching its decision, Highland Transcend’s board of directors reviewed the results of due diligence conducted by Highland Transcend’s management, together with its advisors, which included, among other things:
•
extensive meetings (both in-person and telephonic) with Packable’s management team regarding operations and forecasts;

•
research on the ecommerce industry, including historical growth trends and market share information as well as end-market size and growth projection;

•
review of Packable’s material contracts and financial, tax, legal, accounting, and intellectual property due diligence;

•
consultation with Highland Transcend’s management and legal and financial advisors;

•
review of current and forecasted industry and market conditions;

•
financial and valuation analysis of Packable and the business combination and financial projections prepared by Packable’s management team;

•
Packable’s audited and unaudited financial statements; and

•
Reports related to legal diligence prepared by external advisors.

Highland Transcend’s board of directors also reviewed a comparable companies analysis prepared by Highland Transcend’s management team and focused on certain companies that may be deemed comparable to Packable in certain respects, including online commerce platforms, small and midsize business enablement platforms and consumer packaged goods companies, and have recently become public companies listed on the New York Stock Exchange or Nasdaq. The comparable companies analysis provided for the following peers and metrics:
•
Core online commerce peers (Amazon, Chewy, TheHutGroup, Wayfair)

•
expected revenue growth for 2021E-2023E ranging from 18% to 24%;

•
expected gross profit growth for 2021E-2023E ranging from 19% to 25%;

•
estimated gross margin for 2022E ranging from 28% to 45%;

•
implied 2022E enterprise value to revenue multiple ranging from 1.9x to 3.5x; and

•
implied 2022E enterprise value to gross profit multiple ranging from 6.4x to 12.6x.

•
Other online commerce peers (Carvana, MyTheresa, Revolve, Stitch Fix, Vroom, Zalando)

•
expected revenue growth for 2021E-2023E ranging from 18% to 47%;

•
expected gross profit growth for 2021E-2023E ranging from 19% to 68%;

•
estimated gross margin for 2022E ranging from 8% to 55%;

•
implied 2022E enterprise value to revenue multiple ranging from 0.7x to 4.1x; and

•
implied 2022E enterprise value to gross profit multiple ranging from 4.1x to 24.6x.

•
Small and midsize business enablement platforms (BigCommerce, Shopify, Square)

•
expected revenue growth for 2021E-2023E ranging from 15% to 33%;

•
expected gross profit growth for 2021E-2023E ranging from 25% to 31%;

•
estimated gross margin for 2022E ranging from 26% to 79%;

•
implied 2022E enterprise value to revenue multiple ranging from 6.4x to 30.8x; and

•
implied 2022E enterprise value to gross profit multiple ranging from 21.4x to 57.6x.

•
Consumer packaged goods companies (Church & Dwight, Clorox, P&G, Reckitt Benckiser, Unilever)

•
expected revenue growth for 2021E-2023E ranging from 1% to 4%;

•
expected gross profit growth for 2021E-2023E ranging from 1% to 5%;

•
estimated gross margin for 2022E ranging from 41% to 60%;

•
implied 2022E enterprise value to revenue multiple ranging from 2.8x to 4.7x; and

•
implied 2022E enterprise value to gross profit multiple ranging from 6.2x to 9.3x.

Based on this comparable companies analysis and other due diligence, Highland Transcend’s board of directors determined that Packable presented an investment case that is in line with companies that may be deemed comparable to Packable in certain respects, including online commerce platforms, small and midsize business enablement platforms and consumer packaged goods companies, based on the following metrics:
•
Packable’s 2022E-2023E estimated revenue growth is expected to be 45%;

•
Packable’s 2022E-2023E estimated gross profit growth is expected to be 49%; and

•
Packable’s 2022E estimated gross margin is expected to be 46%.

Additionally, Highland Transcend’s board of directors determined that the agreed implied enterprise value of Packable of approximately $1,550 million for purposes of the transaction, which represented an implied revenue multiple of 2.2x with respect to Packable’s expected 2022E revenues, which was in line with other online commerce peers and a discount to large CPGs. Packable’s implied 2022E gross profit multiple was 4.8x, which was at a discount to both online commerce and large CPGs.
In the prospectus for Highland Transcend’s IPO, we identified general, non-exclusive criteria and guidelines that we believed would be important in evaluating prospective target businesses. Highland Transcend indicated its intention to acquire companies that it believes possess the following characteristics:
•
Leading market position in an industry that is larger than $2 billion in annual revenues and that is growing by more than 15% per annum;

•
Visionary management team that values the experience of Highland Transcend’s team and is open to sound advice and strategic support;

•
Innovative approach to a better solution for customers;

•
Key strategic assets that provide a sustainable competitive advantage, including long-term, sustainable competitive differentiation and demonstrable competitive moats;

•
Leading key performance indicators and compelling growth potential supported by fundamentally strong unit economics in its sector; and

•
Leverages Highland Transcend’s experience in transformational investing and operating to deliver attractive risk-adjusted returns.

In considering the business combination, Highland Transcend’s board of directors concluded that Packable met all of the above criteria.
In particular, the board of directors considered the following positive factors, although not weighted or in any order of significance:
•
Proven Existing Management Team.   Packable has an experienced management team with a proven track record of operational excellence. We are confident in the management team’s deep industry knowledge and strategic vision and believe that the Highland Transcend and Packable teams will form a collaborative and effective long-term partnership that is positioned to create and enhance stockholder value going forward.

•
Compelling Financial Metrics and Valuation.   As described above, the proposed financial and valuation metrics reviewed by the board of directors, which compare favorably with the corresponding financial metrics for certain companies that may be deemed comparable to Packable in certain respects, including online commerce platforms, small and midsize business enablement platforms and consumer packaged goods companies.

•
Strong Sponsorship.   Following the closing, Highland Transcend will have shareholders who we believe are committed to retaining a long-term equity interest and a public platform suitable for its long-term success, providing stability to all stakeholders.

•
Significant Equity Investment.   $70,000,000 of private capital has been committed by the subscription investors and $110,000,000 of proceeds from the issuance by Packable of unsecured promissory convertible notes to the unsecured promissory convertible note holders, which indicates strong support for the transaction from public market investors.

•
Terms of the Merger Agreement.   Our board of directors reviewed the financial and other terms and conditions of the merger agreement, including the consideration to be issued to the equityholders of Packable in connection with the business combination, and determined that they were reasonable and were the product of arm’s-length negotiations among the parties.

•
Shareholder Approval.   Our board of directors considered the fact that in connection with the business combination our shareholders have the option to (i) remain shareholders of Highland Transcend, (ii) sell their shares on the open market or (iii) redeem their shares for the per share amount held in the trust account.

•
Independent Director Role.   Our board of directors is comprised of a majority of independent directors who are not affiliated with our sponsor and its affiliates. In connection with the business combination, our independent directors took an active role in evaluating the proposed terms of the business combination, including the merger agreement and the related agreements. Our independent directors evaluated and approved, as members of our board of directors, the merger agreement and the related agreements and the transactions contemplated thereby.

•
Other Alternatives.   Our board of directors’ belief is that the business combination represents the best potential business combination for Highland Transcend based upon the process utilized to evaluate and assess other potential acquisition targets, and our board of directors’ and management’s belief that such processes had not presented a better alternative.

In the course of its deliberations, our board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the transaction, including, among others, the following:
•
The risks associated with the eCommerce industry in general, including the development, effects and enforcement of laws and regulations with respect to the eCommerce industry.

•
The risks associated with macroeconomic uncertainty and the effects it could have on Packable’s revenues.

•
The risk that Highland Transcend does not obtain the pipe subscription financing or otherwise retain sufficient cash in the trust account or find replacement cash to meet the requirements of the merger agreement.

•
The risk that Packable has experienced recurring losses and negative cash flows from operations, and has no certainty of achieving or growing revenues in the future, including (i) the fact that Packable has not generated sufficient liquidity to fund its operations and has relied on funding through a combination of equity financing, bank debt and, previously, a revolving line of credit from the existing Packable equityholders and (ii) the fact that without additional financing, such as in connection with the business combination, these conditions raise substantial doubt about Packable’s ability to continue as a going concern, meaning that it may be unable to continue operations for at least the next twelve months or realize assets and discharge liabilities in the ordinary course of operations.

•
The risk that the business combination might not be consummated in a timely manner or that the closing might not occur despite the companies’ efforts, including by reason of a failure to obtain the approval of Highland Transcend’s shareholders.

•
The fact that Highland Transcend did not obtain an opinion from any independent investment banking or accounting firm that the price Highland Transcend is paying to acquire Packable is fair to Highland Transcend or its shareholders from a financial point of view.

•
The fact that the merger agreement does not permit our board of directors to change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify its recommendation in favor of adoption of the Transaction Proposals, unless our board of directors determines in good faith, and after consultation with its outside counsel and prior notice to Packable, that the failure to make such a change in recommendation would breach its fiduciary duties under applicable law.

•
The risk that key employees of Packable might not remain with Packable following the closing.

•
The possibility of litigation challenging the business combination.

•
The challenge of attracting and retaining senior management personnel.

•
The significant fees and expenses associated with completing the business combination and related transactions and the substantial time and effort of management required to complete the business combination.

•
The potential conflicts of interest described in the sections entitled “Business of Highland Transcend” on page 243 of this proxy statement/ prospectus and “Certain Highland Transcend Relationships and Related Party Transactions.”

•
The other risks described in the section entitled “Risk Factors.”

After considering the foregoing potentially negative and potentially positive reasons, our board of directors concluded, in its business judgment, that the potentially positive reasons relating to the business combination outweighed the potentially negative reasons. In connection with its deliberations, our board of directors did not consider the fairness of the consideration to be paid by Highland Transcend in the business combination to any person other than Highland Transcend.

Certain Projected Financial Information
Certain Packable Forecasts
In connection with its consideration of the potential business combination, the board of directors of Highland Transcend was provided with prospective financial information internally prepared by management of Packable (the “Projections”). The board of directors of Highland Transcend has reviewed and discussed the Projections. Packable does not, as a matter of general practice, publicly disclose long-term forecasts or internal projections of its future performance, revenue, financial condition or other results. The Projections are included in this proxy statement/prospectus solely to provide Highland Transcend’s stockholders access to information made available in connection with Highland Transcend Board’s consideration of the proposed business combination. The Projections should not be viewed as public guidance.
The Packable forecasts were prepared solely for internal use and not with a view toward public disclosure, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Projections were prepared in good faith by Packable’s management, based on their reasonable best estimates and assumptions with respect to the expected future financial performance of Packable at the time the Projections were prepared and speak only as of that time. Please see the section entitled “Recent Developments” beginning on page 64 of this proxy statement/prospectus for preliminary estimates of selected unaudited financial information of Packable that reflect preliminary estimates of the actual financial results of Packable for the periods set forth therein.
The inclusion of Projections in this proxy statement/prospectus should not be regarded as an indication that Highland Transcend, its board of directors, or their respective affiliates, advisors or other representatives considered, or now consider, such Projections necessarily to be predictive of actual future results. The Projections are not included in this proxy statement/prospectus in order to induce any Highland Transcend stockholders to vote in favor of or against the business combination.
The Projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus, including investors or holders, are cautioned not to place undue reliance on this information. You are cautioned not to place undue reliance on the Projections in making a decision regarding the transaction, as the Projections may be materially different than actual results. We will not refer back to the Projections in our future periodic reports filed under the Exchange Act. The Projections are forward looking and reflect numerous estimates and assumptions, including, but not limited to, general business, economic, regulatory, market and financial conditions, as well as assumptions about competition, future performance, eCommerce adoption and penetration and matters specific to Packable’s business, all of which are difficult to predict and many of which are beyond Packable’s and Highland Transcend’s control. As noted, investors or holders are cautioned to review the section entitled “Recent Developments” beginning on page 64 of this proxy statement/prospectus for preliminary estimates of selected unaudited financial information of Packable that reflect preliminary estimates of the actual financial results of Packable for the periods set forth therein.
The Projections were prepared by, and are the responsibility of, Packable’s management. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. Nonetheless, a summary of the Projections are provided in this proxy statement/prospectus because they were made available to Highland Transcend and our board of directors in connection with their review of the proposed transaction.
Packable prepared the Projections as of July 15, 2021 leveraged both specific market factors and broader economic conditions. Packable’s process for preparing the Projections was fully collaborative across the organization and underwent multiple levels of review from financial planning and strategic professionals, and finalized with executive leadership and the Packable board of managers. In developing the Initial Projections numerous significant assumptions were made with respect to Packable’s business for the periods covered by the Projections.

Some of the significant assumptions on which Packable’s management based its forecasts included:
i.
growth in revenues and related expenses consistent with historical operating trends.

ii.
expansion of Packable’s logistical capabilities and geographic reach, including into international markets with significant unmet demand for its products and services.

iii.
increased market penetration of eCommerce in retail consumer products, and the attractiveness of Packable’s related value proposition.

a.
Packable has assumed increased market penetration of eCommerce based, in part, on analysis of publicly available industry reports and data disclosed publicly by large retailers.

b.
Packable has assumed the attractiveness of its value proposition persists over the forecast period as digitally native brands generally lack the scale, resources, and infrastructure to manage the transition to 3P partnerships that alleviate historical barriers to eCommerce;

iv.
strong net revenue retention with continued expansion from existing brand partners supplemented by on-boarding of new brand partners.

a.
Packable experienced 147% net revenue retention in 2020 by increasing its presence and partnership strategies with existing brand partners. Forecasts have assumed continued growth from existing partners based on historical data for each brand partner, along with the expectation of signing additional contracts for new enterprise and digitally native brand partners;

v.
further expansion of service offerings and non-product revenue that leverage Packable’s tech-enabled eCommerce offering, including data & analytics, marketing and media services, and direct-to-consumer services for brand partners;

vi.
expansion to, and additional revenue derived from, non-Amazon marketplaces, which are estimated to increase from 20% of revenue in 2020 to 39% of revenue in 2022. These include marketplaces where we have existing relationships, such as Walmart, Ebay, Facebook, Google, Instagram, Kroger and Target, as well as additional marketplaces.

vii.
continued increases in average order value driven by pack size optimization and greater mix shift towards digitally native brands.

a.
Packable expects to increase mix shift of digitally native brands from 18% of 2020 revenue to 33% of 2022 brand revenue based on increased on-boarding of digitally native brands and increased focused on service offerings for these brands;

b.
Packable expects continued improvement in contribution margin driven by an increase in average order volume driven by larger pack sizes, spending on higher dollar items and decreasing fulfillment costs as a percentage of revenue; decreasing product cost of goods sold, driven by shifting sales mix from lower margin distributors to higher margin enterprise brands and digitally native brands; and increasing fulfillment efficiencies driven by shifting sales mix from air to ground as Packable continues to expand its national distribution footprint.

As noted above, management’s assumptions relating to revenue drivers, including market penetration of eCommerce, and net revenue retention, incorporated historical operating trends for the business. Estimated location operating expenses and selling, general and administrative expenses also take into account historical operating trends. The primary limitations in the foregoing assumptions included, without limitation, supply and demand-side economic uncertainty arising from the impact of the COVID-19 pandemic, the timing of continued vaccination rollouts and re-openings of economies across regions, and continued consumer demand for the products we sell.

The key elements of the Projections provided by management of Packable to Highland Transcend are summarized in the tables below:
	Projections for Year Ending December 31,
(dollars in millions, except where indicated)	2021E	2022E	2023E	2024E
Revenue	$456.2	$707.2	$1,028.2	$1,335.2
Total Gross Profit	$206.6	$323.9	$483.8	$650.5
Operating Income	$(112.5)	$(89.0)	$(7.5)	$58.5
Adj. EBITDA(1)	$(109.2)	$(84.7)	$1.0	$68.3

(1)
Adjusted EBITDA is defined as net income (loss), adjusted for interest expense, depreciation and amortization, share-based compensation, income taxes, gain or loss on extinguishment of debt, gain or loss on change in fair value of debt and warrant liability, certain other non-cash items, as well as other items to be consistent with definitions used by our current and future lenders, including transaction costs.

The Projections are forward looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond Packable’s control. The various risks and uncertainties include those set forth in the sections entitled “Risk Factors” beginning on page 69 of this proxy statement/prospectus and “Cautionary Note Regarding Forward-Looking Statements” beginning on page iv of this proxy statement/prospectus. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the Projections cover multiple years, such information by its nature becomes less reliable with each successive year. These Projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Please see the section entitled “Recent Developments” beginning on page 64 of this proxy statement/prospectus for preliminary estimates of selected unaudited financial information of Packable that reflect preliminary estimates of the actual financial results of Packable for the periods set forth therein.
The Company’s use of Adjusted EBITDA in the Projections without reconciliation to its nearest GAAP equivalent reflects the fact that management does not have a reasonable basis for projecting certain recurring and non-recurring expenses that would be necessary to present GAAP-based net income/(loss) or EPS, impairments of long-lived and other assets, and other non-cash items based on uncertainties related to both timing and magnitude.
We encourage you to review the financial statements of Packable included elsewhere in this proxy statement/prospectus, as well as the financial information in the sections entitled “Selected Unaudited Pro Forma Condensed Combined Financial Information” and “Recent Developments” in this proxy statement/prospectus and to not rely on any single financial measure.
EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT/PROSPECTUS A SUMMARY OF THE PROJECTIONS FOR PACKABLE, HIGHLAND TRANSCEND UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.
Satisfaction of 80% Test
It is a requirement under our existing organizational documents and NYSE listing requirements that the business or assets acquired in our initial business combination have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for our initial business combination.
As of the date of the execution of the merger agreement, the balance of the funds in the trust account was approximately $289.6 million (excluding the deferred underwriting amount) and 80% thereof represents approximately $231.7 million. In reaching its conclusion that the business combination meets the 80% asset test, the board of directors looked at the enterprise value of Packable of approximately $1.550 billion (calculated on a debt and cash free basis). In determining whether the enterprise value described above represents the fair market value of Packable, our board of directors considered all of the factors described above in this section and the fact that the purchase price for Packable was the result of an arm’s-length negotiation. As a result, our board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account). In light of the financial background and experience of the members of our management team and the board of directors, our board of directors believes that the members of our management team and the board of directors are qualified to determine whether the business combination meets the 80% asset test. Our board of directors did not seek or obtain an opinion of an outside financial advisor as to whether the 80% asset test has been met.
Interests of Certain Persons in the Business Combination
When considering our board of directors’ recommendation that our shareholders vote in favor of the approval of the business combination, our shareholders should be aware that our sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, the interests of other shareholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination, and in recommending to shareholders that they approve the business combination. Our shareholders should take these interests into account in deciding whether to approve the business combination. These interests include:
•
the fact that certain of our directors and officers are principals of our sponsor;

•
the fact that 7,500,000 founder shares held by our sponsor, for which it paid approximately $25,000, will convert on a one-for-one basis, into 7,500,000 shares of Class A ordinary shares upon the closing (assuming (x) no public shares are redeemed by public shareholders in connection with the business combination and (y) no additional Class A ordinary shares, or securities convertible into or exchangeable for Class A ordinary shares are issued by us in connection with or in relation to the consummation of the business combination), and such securities will have a significantly higher value at the time of the business combination when such shares convert into shares in the combined company, as described further below:

	Shares of Class A ordinary shares(1)	Value of Class A ordinary shares implied by business combination(3)	Value of Class A ordinary shares based on recent trading price(4)
Sponsor(2)	7,350,000	$73,500,000	$72,912,000
Julie Bradley	30,000	$300,000	$297,600
Craig Driscoll	10,000	$100,000	$99,200
William Hockey	30,000	$300,000	$297,600
Martin Mannion	10,000	$100,000	$99,200
Corey Mulloy	10,000	$100,000	$99,200
Greg Peters	30,000	$300,000	$297,600
Mike Wystrach	30,000	$300,000	$297,600

(1)
Interests shown consist solely of founder shares. Such shares will automatically convert into Class A ordinary shares upon the closing on a one-for-one basis.

(2)
Highland Transcend Partners I, LLC is the record holder of the shares reported herein.

(3)
Assumes a value of $10.00 per share, the deemed value of the Class A ordinary shares in the business combination.

(4)
Assumes a value of $9.92 per share, the closing price of the Class A ordinary shares on December 31, 2021.

•
the fact that given the differential in the purchase price that our sponsor paid for the founder shares as compared to the price of the public shares sold in the IPO and the 7,500,000 shares of Class A ordinary shares that the sponsor will receive upon conversion of the founder shares in connection with the business combination, the sponsor and its affiliates may earn a positive rate of return on their investment even if the Class A ordinary shares trades below the price initially paid for the public shares in the IPO and the public shareholders experience a negative rate of return following the completion of the business combination;

•
the fact that in connection with the business combination, we entered into the subscription agreements with the subscription investors, which provide for the purchase by the subscription investors of an aggregate of 7,000,000 Class A ordinary shares (or shares of Class A common stock of New Packable into which such shares will convert in connection with the domestication), for a purchase price of $10.00 per ordinary share, in a private placement, the closing of which will occur immediately prior to the closing;

•
the fact that on September 30, 2021, Highland Transcend issued an unsecured promissory note to our sponsor, pursuant to which Highland Transcend could borrow up to an aggregate principal amount of $700,000, which promissory note is non-interest bearing and payable on the consummation of the business combination;

•
the fact that the sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the fact that if an initial business combination is not consummated by December 7, 2022, our sponsor, officers, directors and their respective affiliates will lose their entire investment in us, which investment included a capital contribution of $25,000 and the acquisition of 5,333,333 private placement warrants for a purchase price of $8,000,000 in the aggregate, and will not be reimbursed for any out-of-pocket expenses from any amounts held in the trust account;

•
the fact that if the trust account is liquidated, including in the event Highland Transcend is unable to complete an initial business combination by December 7, 2022, our sponsor has agreed that it will be liable to Highland Transcend if and to the extent any claims by a third party (other than Highland Transcend’s independent registered public accounting firm) for services rendered or products sold to Highland Transcend, or a prospective target business with which Highland Transcend has discussed entering into a transaction agreement, reduce the amounts in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•
the fact that at the closing, Highland Transcend will pay Ian Friedman a one-time cash retention bonus of $819,269;

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the fact that Ian Friedman, Director and Chief Executive Officer and Dan Nova, Director and Chief Investment Officer of our sponsor, are expected to be directors of New Packable after the consummation of the business combination and as such, in the future, they may receive cash fees, stock options, stock awards or other remuneration that the New Packable board of directors determines to pay to them and any other applicable compensation as described under section “Executive Compensation — Director Compensation”; and

•
the continued indemnification of Highland Transcend’s current directors and officers and the continuation of Highland Transcend’s directors’ and officers’ liability insurance after the business combination.

Total Shares of New Packable to be Issued in the Business Combination
Assuming there are no redemptions of our public shares and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, unsecured convertible promissory note holders, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:
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The public shareholders would own 30,000,000 shares of Class A common stock, representing 15.9 % of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 13.0% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 57.2% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 21.5% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 7.2% of New Packable’s total outstanding shares of common stock (economic interest).

For illustrative purposes, assuming maximum redemptions (see “Unaudited Pro Forma Condensed Combined Financial Information” for further information) and that no additional shares are issued prior to completion of the business combination, it is anticipated that, upon completion of the business combination and related transactions, the ownership of Highland Transcend by our public shareholders, our subscription investors, the Packable equity holders, the Blocker equity holders, the unsecured convertible promissory note holders and our sponsor, officers and directors will be as follows:
•
The public shareholders would own 4,489,700 shares of Class A common stock, representing 2.7% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
The subscription investors would own 7,000,000 shares of Class A common stock, representing 4.3% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 5,625,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 15.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 66.1% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 24.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 8.3% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding descriptions do not take into account any transactions that may be entered into after the date hereof.
The ownership percentages set forth above do not take into account any warrants that will be outstanding as of the closing or the earnout shares that may be issued a and may be exercised thereafter. If the actual facts are different than these assumptions, the percentage ownership retained by Highland Transcend’s existing shareholders in New Packable following the business combination will be different.
For example, if we assume that all 10,000,000 public warrants and 5,333,333 private placement warrants were exercisable and exercised following completion of the business combination and related transactions, then the ownership of Highland Transcend by our public shareholders, our subscription investors, unsecured convertible promissory note holders, the Packable equity holders, the Blocker equity holders, s and our sponsor, officers and directors will be as follows:
•
The public shareholders would own 40,000,000 shares of Class A common stock, representing 19.6% of New Packable’s total outstanding voting power and share ownership (economic interest);

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The subscription investors would own 7,000,000 shares of Class A common stock, representing 3.4% of New Packable’s total outstanding voting power and share ownership (economic interest);

•
Our sponsor and affiliates of our sponsor would own 10,958,333 shares of Class A common stock, representing 5.4% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
Our officers and directors (including directors nominated for election at the general meeting) would own 120,000 shares of Class A common stock, representing 0.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Blocker equity holders would own 24,629,708 shares of Class A common stock, representing 12.1% of New Packable’s total outstanding voting power and shares of common stock (economic interest);

•
The Packable equity holders would collectively own 108,086,466 shares of Class A common stock, representing 52.9% of New Packable’s total outstanding shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest);

•
The largest member of Packable prior to the business combination would beneficially own, as a Packable equity holder and through the Blocker equity holders, 40,625,997 shares of Class A common stock, representing 19.9% of Packable’s total outstanding voting power and shares of common stock (assuming all post-merger Packable units are converted or exchanged into shares of Class A common stock) (economic interest); and

•
The unsecured convertible promissory note holders would own 13,588,235 shares of Class A common stock, representing 6.7% of New Packable’s total outstanding shares of common stock (economic interest).

The preceding descriptions of the ownership of Highland Transcend’s securities are accurate as of the date of filing of this proxy statement/prospectus. The preceding descriptions do not take into account any transactions that may be entered into after the date hereof.
You should read “Unaudited Pro Forma Condensed Combined Financial Information” for further information.
Sources and Uses for the Business Combination
The following table summarizes the sources and uses for funding the business combination as contemplated by the merger agreement. Where actual amounts are not known or knowable, the figures below represent Highland Transcend’s good faith estimate of such amounts assuming a closing as of March 31, 2022.
Sources		Uses
	(in millions)
Cash in trust	$300(1)	Equity consideration(3)	$1,385
PIPE subscription financing(2)	$206	Cash to balance sheet (incl. transaction fees)	$480
Additional equity(3)	$1,385	Convert discount and PIK interest	$26
Total Sources	$1,891	Total Uses	$1,891

(1)
Does not include interest earned on cash in trust.

(2)
Includes convert discount and PIK interest.

(3)
Includes Packable rollover equity and HTP sponsor promote.

Board of Directors of New Packable Following the Business Combination
Upon the closing, assuming the election of each of the director nominees and re-nominees, the board of directors of New Packable will consist of nine (9) directors, of whom Ian Friedman and Dan Nova will be designated by Highland Transcend, Jay Sammons and Daniel Myers will be designated by Pacer Holdings, and Victoria Dolan, Karen (Sunny) Davis Nastase, Arjun Purkayastha, Gail Tifford and Andrew Vagenas will be designated by Packable.
See “Proposal No. 10 — The Director Election Proposal.”
Information about the current Highland Transcend directors and executive officers can be found in the section entitled “Where You Can Find Additional Information.”
Accounting Treatment
The business combination represents a reverse merger and will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Highland Transcend will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Packable stockholders will have a majority of the voting power of New Packable in both the no redemption and max redemption scenarios and Packable will comprise all of the ongoing operations of New Packable. Packable will control a majority of the governing body of New Packable, and Packable’s senior management will comprise all of the senior management of New Packable. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Packable issuing shares for the net assets of Highland Transcend, accompanied by a recapitalization. The net assets of Packable will be stated at historical cost. No goodwill or other intangible assets will be recorded. Operations after the Business Combination will be those of Packable.

THE DOMESTICATION
Overview
As discussed in this proxy statement/prospectus, Highland Transcend is asking its shareholders to approve the Domestication Proposal. The board of directors recommends that shareholders approve a change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware. To effect the domestication, Highland Transcend will file a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and file a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Highland Transcend will be domesticated and continue as a Delaware corporation. The domestication will become effective at least one day prior to the completion of the business combination. On the effective date of the domestication, each of Highland Transcend’s currently issued and outstanding ordinary shares will automatically convert into one share of Class A common stock, in accordance with the terms of the proposed charter. Similarly, all of Highland Transcend’s outstanding warrants will become warrants to acquire shares of Class A common stock, and no other changes will be made to the terms of any outstanding warrants as a result of the domestication.
The Domestication Proposal, if approved, will approve a change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware. Accordingly, while Highland Transcend is currently governed by the Cayman Islands Companies Act, upon domestication, New Packable will be governed by the DGCL. We urge shareholders to carefully consult the information set out below under “Comparison of Corporate Governance and Shareholder Rights.” Additionally, Highland Transcend will also ask its shareholders to approve the Organizational Documents Proposals, which, if approved, will replace the existing organizational documents with the proposed organizational documents. The proposed organizational documents differ in certain material respects from the existing organizational documents, and we urge shareholders to carefully consult the information provided in the Organizational Documents Proposals, the existing organizational documents, attached hereto as Annex I, and the proposed organizational documents of New Packable, forms of which are attached hereto as Annexes B and C.
Reasons for Domestication
Our board of directors believes that there are significant advantages to New Packable that will arise as a result of a change of domicile to Delaware prior to the completion of the business combination. Further, our board of directors believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the shareholders, who are the owners of the corporation. The board of directors believes that there are several reasons why a reincorporation in Delaware is in the best interests of Highland Transcend and its shareholders.
As explained in more detail below, our reasons for the domestication can be summarized as follows:
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Taxes.   The primary reason for the domestication is to enable Highland Transcend to avoid certain tax inefficiencies that would result if Highland Transcend were to conduct an operating business in the United States as a foreign corporation following the business combination.

•
Prominence, Predictability, and Flexibility of Delaware Law.   For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws. This favorable corporate and regulatory environment is attractive to businesses such as ours. Based on publicly available data, over half of publicly-traded corporations in the United States and approximately two thirds of all Fortune 500 companies are incorporated in Delaware.
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Well-Established Principles of Corporate Governance.   There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law provides clarity and predictability to many areas of corporate law. Such clarity would be advantageous to New Packable, its board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. Further, investors and securities professionals are generally more familiar with Delaware corporations, and the laws governing such corporations, increasing their level of comfort with Delaware corporations relative to other jurisdictions. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for New Packable’s shareholders from possible abuses by directors and officers. It is anticipated that the DGCL will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to New Packable’s corporate legal affairs.

•
Increased Ability to Attract and Retain Qualified Directors.   Reincorporation from the Cayman Islands to Delaware is attractive to directors, officers, and shareholders alike. New Packable’s incorporation in Delaware may make New Packable more attractive to future candidates for our board of directors, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates’ familiarity and comfort with Delaware laws — especially those relating to director indemnification (as discussed below) — draw such qualified candidates to Delaware corporations. Our board of directors therefore believes that providing the benefits afforded directors by Delaware law will enable New Packable to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for our shareholders from possible abuses by directors and officers.

The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. While both Cayman and Delaware law permit a corporation to include a provision in its governing documents to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances, we believe that, in general, Delaware law is more developed and provides more guidance than Cayman law on matters regarding a corporation’s ability to limit director liability. As a result, we believe that the corporate environment afforded by Delaware will enable New Packable to compete more effectively with other public companies in attracting and retaining new directors.
Anticipated Accounting Treatment of the Domestication
There will be no material accounting effect or change in the carrying amount of the consolidated assets and liabilities of Highland Transcend as a result of domestication. The business, capitalization, assets and liabilities and financial statements of New Packable immediately following the domestication will be the same as those of Highland Transcend immediately prior to the domestication.

GENERAL MEETING OF HIGHLAND TRANSCEND SHAREHOLDERS
General
Highland Transcend is furnishing this proxy statement/prospectus to our shareholders as part of the solicitation of proxies by our board of directors for use at the general meeting to be held on March 29, 2022 and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to our shareholders on or about February 14, 2022. This proxy statement/prospectus provides you with information you need to know to be able to vote or instruct your vote to be cast at the general meeting.
Date, Time and Place
The general meeting will be held at 10:00 a.m., local time, on March 29, 2022, at the offices of Highland Transcend, 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140 or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the Transaction Proposals.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the general meeting if you owned ordinary shares at the close of business on January 20, 2022, which is the record date for the general meeting. You are entitled to one vote for each ordinary share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 27,101,589 shares of Class A ordinary shares of Highland Transcend outstanding and 7,500,000 shares of Class B ordinary shares of Highland Transcend outstanding.
Vote of the Holders of Founder Shares of Highland Transcend
In connection with the IPO, the holders of our founder shares agreed to vote any ordinary shares owned by them in favor of any shareholder approvals sought by Highland Transcend in connection with the business combination.
The holders of our founder shares have agreed to waive their redemption rights with respect to their founder shares and public shares they may have acquired after our IPO in connection with the completion of the business combination. The founder shares have no redemption rights upon Highland Transcend’s liquidation and will be worthless if no business combination is effected by us by December 7, 2022.
Concurrently with the merger agreement, we entered into the sponsor letter agreement with our sponsor and Packable, pursuant to which our sponsor agreed to waive the anti-dilution protection to which it would otherwise be entitled in connection with the PIPE subscription financing.
Quorum and Required Vote for Proposals for the General Meeting
A quorum of Highland Transcend shareholders is necessary to hold a valid meeting. A quorum will be present at the general meeting if a majority of the issued shares entitled to vote at the general meeting is represented in person or by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Transaction Proposals.
The Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of the shareholders who attend and vote at the general meeting. Pursuant to our existing organizational documents, until the closing, only holders of Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Election Proposal. The election of each director nominee or re-nominee, as applicable, must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of the holders of not less than a majority of the outstanding Class B ordinary shares as of the record date that are present and vote at the general meeting. Approval of the Organizational Documents Proposals and the Domestication Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of at least two-thirds of the shareholders who attend and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Transaction Proposals. A shareholder’s failure to vote by proxy or to vote in person at the general meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the outcome of any vote on any of the Transaction Proposals.
The closing is conditioned on the approval of the Transaction Proposals (other than the Adjournment Proposal unless required to obtain approval of the Transaction Proposals) at the general meeting.
Recommendation to Highland Transcend Shareholders
After careful consideration, Highland Transcend’s board of directors recommends that Highland Transcend’s shareholders vote “FOR” each Transaction Proposal being submitted to a vote of Highland Transcend’s shareholders at the general meeting. For a more complete description of Highland Transcend’s reasons for the approval of the business combination and the recommendation of Highland Transcend’s board of directors, see the section entitled “The Business Combination — Highland Transcend’s Board of Directors’ Reasons for Approval of the Business Combination.”
When you consider the recommendation of the board of directors to vote in favor of approval of these Transaction Proposals, you should keep in mind that our sponsor and certain of our directors and officers have interests in the business combination that are different from or in addition to (and which may conflict with) your interests as a shareholder. Please see the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination.”
Voting Your Shares
Each Class A ordinary share that you own in your name entitles you to one vote on each of the Transaction Proposals for the general meeting, except for the Director Election Proposal. Each Class B ordinary share that you own in your name entitles you to one vote on each of the Transaction Proposals for the general meeting, including the Director Election Proposal. Your one or more proxy cards show the number of ordinary shares that you own. There are several ways to vote your ordinary shares:
•
You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the general meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by the board of directors. The board of directors recommends voting “FOR” the Business Combination Proposal, “FOR” the NYSE Proposal, “FOR” the Domestication Proposal, “FOR” each of the Organizational Documents Proposals, “FOR” the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal, “FOR” the Employee Stock Purchase Plan Proposal and “FOR” the Adjournment Proposal.

•
You can attend the general meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your ordinary shares.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the general meeting or at such meeting by doing any one of the following:

•
you may send another proxy card with a later date;

•
you may notify Highland Transcend’s secretary, in writing, before the general meeting that you have revoked your proxy; or

•
you may attend the general meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the General Meeting
The general meeting has been called to consider only the approval of the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Director Election Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal. Under Cayman Islands law, other than procedural matters incident to the conduct of the general meeting, no other matters may be considered at the general meeting if they are not included in the notice of the general meeting.
Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call D.F. King, our proxy solicitor, at (800) 207-3159 (banks and brokerage firms, please call at (212) 269-5550 or email at HTPA@dfking.com).
Redemption Rights
Pursuant to our existing organizational documents, we are providing the public shareholders with the opportunity to have their public shares redeemed at the closing of the business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO, subject to the limitations described in this proxy statement/prospectus. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. For illustrative purposes, based on the fair value of marketable securities held in the trust account as of December 31, 2021 of approximately $300.1 million, the estimated per share redemption price would have been approximately $10.00. Public shareholders may elect to redeem their public shares even if they vote for the Business Combination Proposal and the other Transaction Proposals. Our existing organizational documents provide that a public shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of Highland Transcend, will be restricted from exercising this redemption right with respect to more than 15% of the public shares in the aggregate without the prior consent of Highland Transcend. There will be no redemption rights with respect to our warrants. Our sponsor, the holder of our Class B ordinary shares issued in a private placement prior to the IPO, has entered into the sponsor IPO letter agreement with us pursuant to which our sponsor has agreed, in partial consideration of receiving such Highland Transcend Class B ordinary shares and for the covenants and commitments of Highland Transcend set forth in the IPO letter agreement (and for the avoidance of doubt for no other or additional consideration in connection with the business combination), to waive its redemption rights with respect to its founder shares and any public shares our sponsor may have acquired after our IPO in connection with the completion of the business combination. Permitted transferees of our sponsor will be subject to the same obligations.
Holders of our outstanding warrants will not have redemption rights with respect to such warrants. Assuming maximum redemptions of 25,510,000 Class A ordinary shares (see “Unaudited Pro Forma Condensed Combined Financial Information” for further information), and using the closing warrant price on NYSE of $1.46 as of January 20, 2022, the aggregate fair value of warrants that can be retained by the redeeming stockholders, is $37,244,600. The actual market price of the warrants may be higher or lower on the date that a warrant holders seek to sell such warrants. Additionally, Highland Transcend cannot assure the holders of warrants that they will be able to sell their warrants in the open market as there may not be sufficient liquidity in such securities when a warrantholders wishes to sell their warrants. Further, while the level of redemptions of public shares will not directly change the value of the warrants because the warrants will remain outstanding regardless of the level of redemptions, as redemptions of public shares increase, the holder of warrants who exercises such warrants will ultimately own a greater interest in New Packable because there would be fewer shares outstanding overall. See “Risk Factors — Future resales of Class A common stock after the consummation of the business combination may cause the market price of our securities to drop significantly, even if our business is doing well.”
In order to exercise your redemption rights, you must:
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if you hold your public shares through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

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prior to 9:30 a.m., local time, on March 25, 2022 (two (2) business days before the general meeting), tender your shares electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, to the attention of Mark Zimkind or by email at mzimkind@continentalstock.com; and

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deliver your public shares electronically through DTCC to the transfer agent at least two (2) business days before the general meeting. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

We will pay the redemption price to public shareholders who properly exercise their redemption rights promptly following the closing. The closing is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the general meeting and payment of the redemption price. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the business combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares. You may make such request by contacting the transfer agent at the email or address listed above.
Holders of outstanding units of Highland Transcend must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTCC’s DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Prior to exercising redemption rights, shareholders should review the market price of our Class A ordinary shares as they may receive higher proceeds from the sale of their Class A ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Highland Transcend cannot assure you that you will be able to sell your Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A ordinary shares when you wish to sell your shares.
If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the business combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of Highland Transcend or New Packable following the business combination, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

If the business combination is not approved and we do not consummate an initial business combination by December 7, 2022, we will be required to liquidate and dissolve our trust account by returning the then-remaining funds in such account to the public shareholders and our warrants will expire worthless.
Underwriting Fees as a Percentage of IPO Proceeds Net of Redemptions
	No Redemptions(1)	Interim Redemptions(2)	Maximum Redemptions(3)
IPO underwriting fees	$16,500,000	$16,500,000	$16,500,000
IPO proceeds net of redemptions	$300,000,000	$172,450,000	$44,900,000
Underwriting fees as a % of IPO proceeds net of redemptions	5.5%	9.6%	36.7%

(1)
This scenario assumes that no public shares are redeemed.

(2)
This scenario assumes that 12,755,000 Highland Transcend Class A ordinary shares are redeemed, resulting in an aggregate payment of $127.6 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

(3)
This scenario assumes that 25,510,000 Highland Transcend Class A ordinary shares, the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied, are redeemed, resulting in an aggregate payment of $255.1 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

Appraisal Rights
Appraisal rights are not available to holders of ordinary shares in connection with the business combination.
Proxy Solicitation Costs
Highland Transcend and Packable are soliciting proxies on behalf of the board of directors of Highland Transcend. This solicitation is being made by mail but also may be made by telephone or in person. Highland Transcend, Packable and Highland Transcend’s directors, officers and employees may also solicit proxies in person. Highland Transcend and Packable will file with the SEC all scripts and other electronic communications as proxy soliciting materials. Highland Transcend will bear the cost of the solicitation.
Highland Transcend has hired D.F. King to assist in the proxy solicitation process. Highland Transcend will pay that firm a fee of $25,000, plus disbursements. Highland Transcend will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Highland Transcend will reimburse them for their reasonable expenses.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
General
In the opinion of Davis Polk & Wardwell LLP, the following are the material U.S. federal income tax consequences of (i) the ownership and disposition of Class A ordinary shares and public warrants in the event that the Domestication Proposal is not approved and the domestication does not occur, (ii) the domestication, (iii) an exercise of redemption rights generally applicable to holders of Class A ordinary shares or public warrants or shares of Class A common stock or New Packable warrants and (iv) the ownership and disposition of Class A common stock following the domestication and the business combination. This section applies only to beneficial owners that hold their Class A ordinary shares and public warrants as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a particular beneficial owner in light of such beneficial owner’s circumstances or status, including:
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our sponsor;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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“controlled foreign corporations,” PFICs, and corporations that accumulate earnings to avoid U.S. federal income tax;

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foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

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persons that actually or constructively own 10 percent or more of Highland Transcend shares, by vote or value;

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persons that acquired our securities as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedge, conversion or other integrated or similar transaction; or

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U.S. Holders whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address alternative minimum tax considerations, special tax accounting rules under Section 451(b) of the Code, or U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes or the Medicare tax on investment income) nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not sought and do not intend to seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding the domestication, the tax consequences if the domestication does not occur, an exercise of redemption rights or the business combination. There can be no assurance that the IRS will not take positions concerning the tax consequences of the transactions that are inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares or public warrants or shares of Class A common stock or New Packable warrants, as the case may be, who or that is, for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or any state thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (A) U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
As used herein, the term “Non-U.S. Holder” means a beneficial owner of Class A ordinary shares or public warrants or shares of Class A common stock or New Packable warrants, as the case may be, who or that is for U.S. federal income tax purposes: (i) a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates), (ii) a foreign corporation or (iii) an estate or trust that is not a U.S. Holder, but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of our securities.
If a partnership (or any entity so characterized for U.S. federal income tax purposes) holds Class A ordinary shares or public warrants or shares of Class A common stock or New Packable warrants, the tax treatment of such partnership, and of a person treated as a partner of such partnership, will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A ordinary shares or public warrants or shares of Class A common stock or New Packable warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the domestication, an exercise of redemption rights and the business combination to them.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. ALL HOLDERS OF CLASS A ORDINARY SHARES OR PUBLIC WARRANTS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE DOMESTICATION, AN EXERCISE OF REDEMPTION RIGHTS AND THE BUSINESS COMBINATION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur
U.S. Holders
Taxation of Distributions
Subject to the PFIC rules discussed below, a U.S. Holder generally will be required to include in gross income as dividends the amount of any distribution paid on Class A ordinary shares to the extent the distribution is paid out of Highland Transcend’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular corporate tax rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Subject to the PFIC rules discussed below, distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares.
With respect to non-corporate U.S. Holders, under tax laws currently in effect but subject to the PFIC rules discussed below, dividends generally will be taxed at the preferential rates of taxation applicable to long-term capital gains (see “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants” below) only if the Class A ordinary shares are readily tradable on an established securities market in the United States and certain other requirements are met.

U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to Class A ordinary shares.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants
Subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of Class A ordinary shares or public warrants (including on Highland Transcend’s liquidation and dissolution if we do not consummate an initial business combination within the required time period). Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares or public warrants exceeds one year at the time of such disposition. It is unclear, however, whether certain redemption rights described in this proxy statement/prospectus may suspend the running of the applicable holding period for this purpose.
The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A ordinary shares or public warrants so disposed of. A U.S. Holder’s adjusted tax basis in its Class A ordinary shares or public warrants generally will equal the U.S. Holder’s acquisition cost reduced (in the case of Class A ordinary shares) by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. See “Exercise or Lapse of a Public Warrant” below for a discussion regarding a U.S. Holder’s basis in a Class A ordinary share acquired pursuant to the exercise of a public warrant. The deduction of capital losses is subject to certain limitations.
Redemption of Class A Ordinary Shares
Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed (including pursuant to the exercise of its redemption right in connection with the shareholder vote regarding the Business Combination Proposal) or if Highland Transcend purchases a U.S. Holder’s Class A ordinary shares in an open market transaction, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption or purchase by us qualifies as a sale of Class A ordinary shares, the U.S. Holder will be treated as described under “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants” above. If the redemption or purchase by Highland Transcend does not qualify as a sale of Class A ordinary shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described above under “Taxation of Distributions.” Whether a redemption or purchase by Highland Transcend qualifies for sale treatment will depend largely on the total number of Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Highland Transcend shares outstanding both before and after such redemption or purchase. The redemption or purchase by Highland Transcend of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption or purchase (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in Highland Transcend or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder (collectively, the “302 tests”). These tests are explained more fully below.
In determining whether any of the 302 tests is satisfied, a U.S. Holder takes into account not only Highland Transcend shares actually owned by the U.S. Holder, but also Highland Transcend shares that are constructively owned by such U.S. Holder under the relevant rules. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of warrants (including the public warrants). In order to meet the substantially disproportionate test, the percentage of Highland Transcend outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Highland Transcend shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Highland Transcend shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other Highland Transcend shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Highland Transcend. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Highland Transcend will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the 302 tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “Taxation of Distributions” above. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Highland Transcend shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by such U.S. Holder.
Exercise or Lapse of a Public Warrant
Subject to the PFIC rules discussed below and except as discussed below with respect to the cashless exercise of a public warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of a Class A ordinary share on the exercise of a public warrant for cash. A U.S. Holder’s tax basis in a Class A ordinary share received upon exercise of the public warrant generally will equal the sum of the U.S. Holder’s tax basis in the public warrant and the exercise price. It is unclear whether a U.S. Holder’s holding period for the Class A ordinary share will commence on the date of exercise of the public warrant or the day following the date of exercise of the public warrant; in either case, the holding period will not include the period during which the U.S. Holder held the public warrant. If a public warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such U.S. Holder’s tax basis in its warrant.
The tax consequences of a cashless exercise of a public warrant are not clear under current law. A cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. Holder’s tax basis in the Class A ordinary shares received generally would equal the U.S. Holder’s tax basis in the public warrants. If the cashless exercise was not a realization event, it is unclear whether a U.S. Holder’s holding period for the Class A ordinary shares will commence on the date of exercise of the public warrants or the day following the date of exercise of the public warrants. If the cashless exercise were treated as a recapitalization, the holding period of the Class A ordinary shares would include the holding period of the public warrants.
It is also possible that a cashless exercise may be treated as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. Holder may be deemed to have surrendered warrants with an aggregate fair market value equal to the exercise price for the total number of warrants to be exercised. The U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the public warrants deemed surrendered and the U.S. Holder’s tax basis in such warrants. In this case, a U.S. Holder’s tax basis in the Class A ordinary shares received would equal the sum of the U.S. Holder’s tax basis in the public warrants exercised and the exercise price of such warrants. It is unclear whether a U.S. Holder’s holding period for the Class A ordinary share would commence on the date of exercise of the public warrant or the day following the date of exercise of the public warrant.
Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences of a cashless exercise of warrants.
Possible Constructive Distributions
The terms of each public warrant provide for an adjustment to the number of Class A ordinary shares for which the public warrant may be exercised or to the exercise price of the public warrant in certain events. An adjustment which has the effect of preventing dilution generally is not taxable. U.S. Holders of public warrants would, however, be treated as receiving a constructive distribution from Highland Transcend if, for example, the adjustment increases the public warrant holders’ proportionate interest in Highland Transcend’s assets or earnings and profits (e.g., through an increase in the number of Class A ordinary shares that would be obtained upon exercise) as a result of a distribution of cash to the holders of Class A ordinary shares which is taxable to the U.S. Holders of such Class A ordinary shares as described under “Taxation of Distributions” above. Such constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. Holders of the public warrants received a cash distribution from Highland Transcend equal to the fair market value of the increase in the interest. For certain information reporting purposes, Highland Transcend is required to determine the date and amount of any such constructive distributions. Proposed Treasury Regulations, which Highland Transcend may rely on prior to the issuance of final Treasury Regulations, specify how the date and amount of constructive distributions are determined.
Passive Foreign Investment Company Rules
A non-U.S. corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because Highland Transcend is a blank check company, with no current active business, Highland Transcend (i) will be a PFIC for the current year (which would end with the domestication) if the domestication occurs, and (ii) will be a PFIC for the current year if the domestication does not occur. The determination of whether Highland Transcend is a PFIC for the previous taxable year depends (in part) on the application of a start-up exception, the application of which is unclear in various respects.
Although Highland Transcend’s PFIC status is determined annually, an initial determination that Highland Transcend is a PFIC will generally apply for subsequent years to a U.S. Holder who held Class A ordinary shares or public warrants while Highland Transcend was a PFIC, whether or not Highland Transcend meets the test for PFIC status in those subsequent years. If Highland Transcend is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of Class A ordinary shares or public warrants and, in the case of Class A ordinary shares, the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or “mark-to-market” election for Highland Transcend’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, in each case as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares or public warrants and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares). Under these rules:
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the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares or public warrants;

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the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of Highland Transcend’s first taxable year in which Highland Transcend is a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

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an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

A U.S. Holder will avoid the PFIC tax consequences described above in respect of Class A ordinary shares (but not public warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of Highland Transcend’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which Highland Transcend’s taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
It is not entirely clear how various aspects of the PFIC rules apply to warrants (including the public warrants). However, a U.S. Holder may not make a QEF election with respect to its warrants to acquire Class A ordinary shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and Highland Transcend was a PFIC at any time during the U.S. Holder’s holding period of such warrants, proposed Treasury Regulations would provide that any gain generally will be treated as an excess distribution, taxed as described above. If a U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired Class A ordinary shares (or has previously made a QEF election with respect to Class A ordinary shares), the QEF election will apply to the newly acquired Class A ordinary shares. Notwithstanding the foregoing, the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, may continue to apply with respect to such newly acquired Class A ordinary shares (which may be deemed to have a holding period for purposes of the PFIC rules that includes all or a portion of the period the U.S. Holder held the public warrants), unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in the Class A ordinary shares acquired upon the exercise of the public warrants for purposes of the PFIC rules.
U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election (and a purging election, if applicable) by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to its timely filed U.S. federal income tax return for the taxable year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from Highland Transcend. There is no assurance that Highland Transcend will timely provide such required information.
If a U.S. Holder has made a QEF election with respect to its Class A ordinary shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for Highland Transcend’s first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of Class A ordinary shares generally will be taxable as capital gain and no additional tax charge will be imposed under the PFIC rules. As discussed above, if Highland Transcend is a PFIC for any taxable year, a U.S. Holder of Class A ordinary shares that has made a QEF election will be currently taxed on its pro rata share of Highland Transcend’s earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if Highland Transcend is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to Class A ordinary shares for such taxable year.
If the Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If made, such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of the adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants (including the public warrants).
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to Class A ordinary shares under their particular circumstances.
If Highland Transcend is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if Highland Transcend receives a distribution from, or disposes of all or part of its interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. There can be no assurance that Highland Transcend will have timely knowledge of the status of any such lower-tier PFIC. In addition, Highland Transcend may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance Highland Transcend will be able to cause the lower-tier PFIC to provide any required information. U.S. Holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of Class A ordinary shares and public warrants should consult their own tax advisors concerning the application of the PFIC rules to Highland Transcend securities under their particular circumstances.
Tax Reporting
Certain U.S. Holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property (including cash) to Highland Transcend.

Substantial penalties may be imposed on a U.S. Holder that fails to comply with this reporting requirement. Furthermore, certain U.S. Holders who are individuals and certain entities will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. An interest in Highland Transcend constitutes a specified foreign financial asset for these purposes. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties. U.S. Holders are urged to consult their tax advisors regarding the foreign financial asset and other reporting obligations and their application to an investment in Class A ordinary shares and warrants.
Non-U.S. Holders
Dividends (including constructive distributions and amounts paid in connection with a redemption that is treated as a distribution, as discussed under “U.S. Holders — Redemption of Class A Ordinary Shares” above) paid or deemed paid to a Non-U.S. Holder in respect of Class A ordinary shares generally will not be subject to U.S. federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). In addition, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of Class A ordinary shares or public warrants (including a redemption treated as a sale or exchange transaction as discussed above) unless such gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such holder maintains in the United States).
Dividends (including constructive distributions) and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
The U.S. federal income tax treatment of a Non-U.S. Holder’s exercise of a public warrant, or the lapse of a public warrant held by a Non-U.S. Holder, generally will correspond to the U.S. federal income tax treatment of the exercise or lapse of a public warrant by a U.S. Holder, as described under “U.S. Holders — Exercise or Lapse of a Public Warrant,” above, although to the extent a cashless exercise results in a taxable exchange, the consequences would be similar to those described in the preceding paragraphs above for a Non-U.S. Holder’s gain on the sale or other disposition of Class A ordinary shares and warrants.
Information Reporting and Backup Withholding
Dividend payments with respect to Class A ordinary shares and proceeds from the sale, exchange or redemption of Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will be able to eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

Tax Consequences of the Domestication
Effects of the Domestication
Under Section 368(a)(1)(F) of the Code, a reorganization (an “F Reorganization”) is defined to include a “mere change in identity, form, or place of organization of one corporation, however effected.” Pursuant to the domestication, Highland Transcend will change its jurisdiction of incorporation from the Cayman Islands to Delaware and will change its name to Packable Commerce, Inc. The domestication should qualify as an F Reorganization for U.S. federal income tax purposes. However, it is not possible to predict whether the IRS or a court considering the issue would take a contrary position. The remainder of this disclosure assumes that the domestication qualifies as an F Reorganization.
Except as provided below under “Section 367” and “PFIC Considerations”:
•
U.S. Holders generally will not recognize taxable gain or loss as a result of the domestication for U.S. federal income tax purposes,

•
the tax basis of a share of Class A common stock or New Packable warrant received by a U.S. Holder in the domestication will equal the U.S. Holder’s tax basis in the Class A ordinary share or public warrant, as the case may be, surrendered in exchange therefor, increased by any amount included in the income of such U.S. Holder as a result of Section 367 of the Code (as discussed below), and

•
the holding period for a share of Class A common stock or a New Packable warrant received by a U.S. Holder will include such U.S. Holder’s holding period for the Class A ordinary share or public warrant surrendered in exchange therefor.

Because the domestication will occur prior to the redemption of U.S. Holders that exercise redemption rights, U.S. Holders and Non-U.S. Holders exercising such redemption rights will (if the domestication occurs) be subject to the potential tax consequences of the domestication. All U.S. Holders considering exercising redemption rights are urged to consult with their tax advisors with respect to the potential tax consequences of the domestication and an exercise of redemption rights to them.
Section 367
Section 367 of the Code applies to certain non-recognition transactions involving foreign corporations, including a domestication of a foreign corporation in an F Reorganization. Section 367 of the Code imposes income tax on certain United States persons in connection with transactions that would otherwise be tax-free. Section 367(b) of the Code will generally apply to U.S. Holders of Highland Transcend at the time of the domestication. Because the domestication will occur prior to the redemption of holders that exercise redemption rights, U.S. Holders exercising redemption rights will be subject to the potential tax consequences of Section 367 of the Code as a result of the domestication.
U.S. Holders of Highland Transcend that Own More Than 10% of Highland Transcend Shares
A U.S. Holder who on the date of the domestication is a 10% shareholder must include in income as a dividend the “all earnings and profits amount” attributable to the Highland Transcend shares it directly owns, within the meaning of Treasury Regulation Section 1.367(b)-2(d). A U.S. Holder’s ownership of warrants will be taken into account in determining whether such U.S. Holder is a 10% shareholder, and complex attribution rules apply in determining whether a U.S. Holder owns 10% or more (by vote or value) of Highland Transcend’s shares.
A 10% shareholder’s all earnings and profits amount with respect to its Highland Transcend shares is the net positive earnings and profits of Highland Transcend (as determined under Treasury Regulation Section 1.367(b)-2(d)(2)) attributable to the shares (as determined under Treasury Regulation Section 1.367(b)-2(d)(3)) but without regard to any gain that would be realized on a sale or exchange of such shares. Treasury Regulation Section 1.367(b)-2(d)(3) provides that the all earnings and profits amount attributable to a shareholder’s stock is determined according to the principles of Section 1248 of the Code. In general, Section 1248 of the Code and the Treasury Regulations thereunder provide that the amount of earnings and profits attributable to a block of stock in a foreign corporation is the ratably allocated portion of the foreign corporation’s earnings and profits generated during the period the shareholder held the block of stock.
Accordingly, under Treasury Regulation Section 1.367(b)-3(b)(3), a 10% shareholder should be required to include in income as a deemed dividend the all earnings and profits amount (as defined in Treasury Regulation Section 1.367(b)-2(d)) with respect to its Highland Transcend shares. If Highland Transcend’s cumulative earnings and profits through the date of the domestication are not greater than zero, then a U.S. Holder should not be required to include in gross income any all earnings and profits amount with respect to its Highland Transcend shares. However, if Highland Transcend’s earnings and profits are greater than zero through the date of the domestication, depending upon the period in which a U.S. Holder held its Highland Transcend shares, such U.S. Holder could be required to include its earnings and profits amount in income as a deemed dividend under Treasury Regulation Section 1.367(b)-3(b)(3) as a result of the domestication. The determination of Highland Transcend’s earnings and profits is complex and may be impacted by numerous factors.
U.S. Holders of Class A Ordinary Shares that Own Less Than 10% of Highland Transcend Shares
A U.S. Holder who on the date of the domestication actually and constructively owns Highland Transcend shares with a fair market value of $50,000 or more but who is not a 10% shareholder will recognize gain (but not loss) with respect to the deemed receipt of shares of Class A common stock in the domestication unless such holder elects to recognize the “all earnings and profits” amount as described below.
Unless a U.S. Holder makes the “all earnings and profits” election as described below, such U.S. Holder generally must recognize gain (but not loss) with respect to the deemed receipt of shares of Class A common stock in the domestication. Any such gain should be equal to the excess of the fair market value of the share of Class A common stock received over the U.S. Holder’s adjusted basis in the Class A ordinary shares deemed to be surrendered in exchange therefor. Such gain should be capital gain, and should be long-term capital gain if the U.S. Holder held the Class A ordinary shares for longer than one year. Long-term capital gains of non-corporate taxpayers are generally subject to tax at preferential rates under current law.
In lieu of recognizing any gain as described in the preceding paragraph, a U.S. Holder may elect to include in income all earnings and profits amount attributable to its Class A ordinary shares under Section 367(b) of the Code. There are, however, strict conditions for making this election. This election must comply with applicable Treasury Regulations and generally must include, among other things: (i) a statement that the domestication is a Section 367(b) exchange; (ii) a complete description of the domestication; (iii) a description of any stock, securities, or other consideration transferred or received in the domestication; (iv) a statement describing the amounts required to be taken into account for U.S. federal income tax purposes; (v) a statement that the U.S. Holder is making the election that includes (A) a copy of the information that the U.S. Holder received from Highland Transcend establishing and substantiating the U.S. Holder’s all earnings and profits amount with respect to the U.S. Holder’s Highland Transcend shares and (B) a representation that the U.S. Holder has notified New Packable that such U.S. Holder is making the election; and (vi) certain other information required to be furnished with the U.S. Holder’s tax return or otherwise furnished pursuant to the Code or the Treasury Regulations thereunder. In addition, the election must be attached by the U.S. Holder to its timely filed U.S. federal income tax return for the year of the domestication and the U.S. Holder must send notice to New Packable of the election no later than the date such tax return is filed. There is no assurance that Highland Transcend will timely provide the required information for making this election.
If Highland Transcend’s cumulative earnings and profits are not greater than zero through the date of the domestication, a U.S. Holder who makes this election should generally not have an income inclusion under Section 367(b) of the Code provided the U.S. Holder properly executes the election and complies with the applicable notice requirements. If Highland Transcend had positive earnings and profits through the date of the domestication, a U.S. Holder that makes the election described herein could have an all earnings and profits amount with respect to its Class A ordinary shares, and thus could be required to include that amount in income as a deemed dividend as a result of the domestication.

U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING WHEN AND WHETHER TO MAKE THIS ELECTION AND, IF THE ELECTION IS DETERMINED TO BE ADVISABLE, THE APPROPRIATE FILING REQUIREMENTS WITH RESPECT TO THIS ELECTION.
U.S. Holders that Own Class A Ordinary Shares with a Fair Market Value Less Than $50,000
Subject to the discussion below under “PFIC Considerations,” a U.S. Holder who on the date of the domestication owns (or is considered to own) Highland Transcend shares with a fair market value less than $50,000 and is not a 10% shareholder should not be required to recognize any gain or loss under Section 367 of the Code in connection with the domestication, and generally should not be required to include any part of the all earnings and profits amount in income.
U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TIMING OF THE APPLICABILITY AND THE CONSEQUENCES OF SECTION 367(B) IN THE CASE OF THE DOMESTICATION.
Tax Consequences for U.S. Holders of Highland Transcend Warrants
Subject to the considerations described above relating to Section 367(b) of the Code and below relating to PFIC considerations, a U.S. Holder of public warrants should not recognize gain or loss for U.S. federal income tax purposes with respect to the exchange of public warrants for New Packable warrants in the domestication.
PFIC Considerations
As discussed under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Passive Foreign Investment Company Rules” above, Highland Transcend believes that it is (and has been) treated as a PFIC for U.S. federal income tax purposes. In addition to the discussion under the heading “Section 367,” above, the domestication could be a taxable event to U.S. Holders under the PFIC provisions of the Code.
Even if the domestication qualifies as a reorganization for U.S. federal income tax purposes under Section 368(a) of the Code, Section 1291(f) of the Code requires that, to the extent provided in regulations, a U.S. person that disposes of stock of a PFIC recognize gain notwithstanding any other provision of the Code. No final Treasury Regulations are in effect under Section 1291(f). Proposed Treasury Regulations under Section 1291(f) of the Code were promulgated in 1992, with a retroactive effective date once they become finalized. If finalized in their present form, those regulations would require taxable gain recognition by a U.S. Holder with respect to its exchange of Highland Transcend securities for New Packable securities in the domestication if Highland Transcend were classified as a PFIC at any time during such U.S. Holder’s holding period in the Highland Transcend securities unless such U.S. Holder made a timely and effective QEF election for Highland Transcend’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, or made a QEF election along with a purging election, or made a mark-to-market election (a U.S. Holder that has not made such a QEF or mark-to-market election, a “Non-Electing Shareholder” and any U.S. Holder that has made such a QEF election (or QEF election along with a purging election, or mark-to-market election), an “Electing Shareholder”). Any such gain would be treated as an “excess distribution” made in the year of the domestication and subject to the special tax and interest charge rules discussed above under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Passive Foreign Investment Company Rules.” In addition, such regulations would provide coordinating rules with Section 367(b) of the Code, whereby, if the gain recognition rule of the proposed Treasury Regulations under Section 1291(f) of the Code applies to a disposition of PFIC stock that results from a transfer with respect to which Section 367(b) of Code requires the shareholder to recognize gain or include an amount in income as a distribution under Section 301 of the Code, the gain realized on the transfer is taxable as an excess distribution under Section 1291 of the Code, and the excess, if any, of the amount to be included in income under Section 367(b) of the Code over the gain realized under Section 1291 of the Code is taxable as provided under Section 367(b) of the Code. See the discussion above under the section entitled “Section 367.” The proposed Treasury Regulations under Section 1291(f) of the Code (if finalized in their current form)

should not apply to an Electing Shareholder with respect to its Class A ordinary shares for which a timely QEF election (or a QEF election along with a purging election, or mark-to-market election) is made. An Electing Shareholder may, however, be subject to the rules discussed above under the section entitled “Section 367.” The application of the PFIC rules to warrants (including the public warrants) is unclear. A proposed regulation issued under the PFIC rules generally treats an “option” to acquire the stock of a PFIC as stock of the PFIC, while a final regulation issued under the PFIC rules provides that the holder of an option is not entitled to make a QEF election with respect to the option. It is possible that the proposed Treasury Regulations under Section 1291(f) of the Code (if finalized in their current form) may apply to cause gain recognition under the PFIC rules on the exchange of public warrants for New Packable warrants pursuant to the domestication.
The rules dealing with PFICs and with the QEF election, purging election and mark-to-market election are very complex and are affected by various factors in addition to those described above. Accordingly, a U.S. Holder of Class A ordinary shares or public warrants should consult its own tax advisor concerning the application of the PFIC rules to such Class A ordinary shares or public warrants under such U.S. Holder’s particular circumstances.
Tax Consequences of a Redemption of Class A Common Stock
If the Domestication Proposal is approved and the domestication is consummated, Highland Transcend will become New Packable prior to any redemption of equity held by holders that elect to redeem their equity interests in Highland Transcend in connection with the vote regarding the Business Combination Proposal. Accordingly, at the time of any such redemption, such holders will hold shares of Class A common stock. The treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under the 302 tests discussed under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Redemption of Class A Ordinary Shares” above. Whether a redemption by New Packable meets one of the 302 tests will, in turn, depend largely on the total number of New Packable shares treated as held by the holder (including any shares constructively owned by the holder as a result of owning warrants) relative to all New Packable shares outstanding both before and after such redemption or purchase.
If the redemption or purchase by New Packable qualifies as a sale of Class A common stock, the U.S. Holder will be treated as described under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants” above (other than with respect to the consequences described under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Passive Foreign Investment Company Rules”) and Non-U.S. Holders will be treated as described under “Tax Consequences of the Ownership and Disposition of Class A Common Stock and New Packable Warrants Post-Domestication — Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and New Packable Warrants” below. If the redemption or purchase by New Packable does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to U.S. Holders described above under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Taxation of Distributions” (other than with respect to the consequences described under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Passive Foreign Investment Company Rules”) and the tax consequences to Non-U.S. Holders described below under “Tax Consequences of the Ownership and Disposition of Class A Common Stock and New Packable Warrants Post-Domestication — Non-U.S. Holders — Taxation of Distributions on Class A Common Stock.”
Because the satisfaction of the 302 tests described above is dependent on matters of fact, the withholding agents may presume, for withholding purposes, that all amounts paid to Non-U.S. Holders in connection with a redemption are treated as distributions in respect of their shares. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a Non-U.S. Holder pursuant to a redemption at a rate of 30% unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Each holder should consult with its own tax advisors as to the tax consequences to it of any redemption of its Class A common stock.
See “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Redemption of Class A Ordinary Shares” and “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — Non-U.S. Holders” above for a discussion of the consequences of a redemption of Class A ordinary shares in the event that the domestication does not occur.
Tax Consequences of the Ownership and Disposition of Class A Common Stock and New Packable Warrants Post-Domestication
U.S. Holders
Taxation of Distributions on Class A Common Stock
A U.S. Holder generally will be required to include in gross income as dividends the amount of any cash distribution paid on Class A common stock to the extent the distribution is paid out of New Packable’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates but will be eligible (subject to applicable requirements and limitations) for the dividends-received deduction.
Distributions in excess of current and accumulated earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its stock (but not below zero) and, to the extent in excess of basis, will be treated as gain from the sale or exchange of such stock as described below under “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and New Packable Warrants.”
With respect to non-corporate U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the preferential rates of taxation applicable to long-term capital gains (see “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and New Packable Warrants” below), subject to applicable requirements and limitations.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and New Packable Warrants
A U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of Class A common stock or New Packable warrants. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for Class A common stock or New Packable warrants so disposed of exceeds one year at the time of disposition. It is unclear, however, whether the redemption rights with respect to the Class A common stock described in this proxy statement/prospectus may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to tax at preferential rates under current law. The deductibility of capital losses is subject to limitations.
The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock or New Packable warrants so disposed of.
Exercise or Lapse of a New Packable Warrant
Except with respect to the application of the PFIC rules, the tax consequences of the exercise or lapse of a New Packable warrant will generally be the same as the tax consequences of the exercise or lapse of a public warrant, as discussed above under “Tax Consequences of the Ownership and Disposition of Class A Ordinary Shares and Public Warrants if the Domestication Does Not Occur — U.S. Holders — Exercise or Lapse of a Public Warrant.”
Possible Constructive Distributions
The terms of each New Packable warrant provide for an adjustment to the number of shares of Class A common stock for which a New Packable warrant may be exercised or to the exercise price of a New Packable warrant in certain events, as discussed in the section of this proxy statement/prospectus entitled “Description of Securities — Warrants.” An adjustment which has the effect of preventing dilution generally is not taxable. U.S. Holders of New Packable warrants would, however, be treated as receiving a constructive distribution from New Packable if, for example, the adjustment increases the public warrant holders’ proportionate interest in New Packable’s assets or earnings and profits (e.g., through an increase in the number of shares of Class A common stock that would be obtained upon exercise) as a result of a distribution of cash to the holders of Class A common stock which is taxable to the U.S. Holders of such stock as described under “Taxation of Distributions on Class A Common Stock” above. Such constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. Holders of the New Packable warrants received a cash distribution from New Packable equal to the fair market value of such increased interest.
Non-U.S. Holders
Taxation of Distributions on Class A Common Stock
Any cash distribution (or a constructive distribution) New Packable makes to a Non-U.S. Holder of New Packable securities, to the extent paid out of New Packable’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), generally will constitute a dividend for U.S. federal income tax purposes. Any such dividends paid or deemed paid to a Non-U.S. Holder in respect of Class A common stock (or New Packable warrants) that are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, as described below, generally will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividend, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, or other applicable IRS Form W-8). In satisfying the foregoing withholding obligation with respect to a distribution, the applicable withholding agent may withhold up to 30% of either (i) the gross amount of the entire distribution, even if the amount of the distribution is greater than the amount constituting a dividend, as described above, or (ii) the amount of the distribution New Packable projects will be a dividend, based upon a reasonable estimate of both its current and accumulated earnings and profits for the taxable year in which the distribution is made. If U.S. federal income tax is withheld on the amount of a distribution in excess of the amount constituting a dividend, the Non-U.S. Holder may obtain a refund of all or a portion of the excess amount withheld by timely filing a claim for refund with the IRS. Any such distribution not constituting a dividend generally will be treated, for U.S. federal income tax purposes, first as reducing the Non-U.S. Holder’s adjusted tax basis in such securities (but not below zero) and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain from the sale or other taxable disposition of such securities, which will be treated as described under “Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and New Packable Warrants” below.
Dividends (including constructive dividends) New Packable pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to the foregoing U.S. federal withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, unless an applicable income tax treaty provides otherwise, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder. In addition, if the Non-U.S. Holder is a corporation, such Non-U.S. Holder’s effectively connected earnings and profits (subject to adjustments) may be subject to a U.S. federal “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock and New Packable Warrants
A Non-U.S. Holder generally will not be subject to U.S. federal income tax in respect of gain recognized on a sale, exchange or other disposition of Class A common stock or New Packable warrants unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States;

•
New Packable is or has been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for such securities disposed of, and either (i) the Class A common stock and New Packable warrants have ceased to be regularly traded on an established securities market or (ii) the Non-U.S. Holder has owned, actually or constructively, more than five percent (5%) of such securities, as applicable, at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the security disposed of.

Unless an applicable tax treaty provides otherwise, any gain described above generally will be subject to U.S. federal income tax, net of certain deductions, at the regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in addition, a Non-U.S. Holder described in the first bullet point that is a foreign corporation will be subject to U.S. federal “branch profits tax” at a 30% rate (or a lower applicable tax treaty rate) on such Non-U.S. Holder’s effectively connected earnings and profits (subject to adjustments).
Information Reporting and Backup Withholding
Dividend payments with respect to shares of Class A common stock and proceeds from the sale, exchange or redemption of shares of Class A common stock or New Packable warrants may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
A Non-U.S. Holder generally will be able to eliminate the requirement for information reporting (other than with respect to dividends) and backup withholding by providing certification of its non-U.S. status on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Foreign Account Tax Compliance Act
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), payments of dividends on and the gross proceeds of dispositions of common stock or warrants of a U.S. issuer paid to (i) a “foreign financial institution” (as specifically defined in the Code) or (ii) a “non-financial foreign entity” (as specifically defined in the Code) will be subject to a withholding tax (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30%, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption from these rules applies. Under proposed Treasury Regulations promulgated by the Treasury Department on December 13, 2018, which state that taxpayers may rely on the proposed Treasury Regulations until final Treasury Regulations are issued, this withholding tax will not apply to the gross proceeds from the sale or disposition of common stock or warrants. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. Holders should consult their tax advisors regarding the possible implications of this withholding tax on their shares of Class A common stock or New Packable warrants.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE BLOCKER MERGERS
The following is a discussion of material U.S. federal income tax consequences for the Blocker Owners and GPI Blocker Owner (the “Blocker Equity Holders”) that exchange equity interests in a Blocker (“Blocker Equity Interests”) for the Per Blocker Equity Interest Merger Consideration or the Total GPI Blocker Consideration (in each case, as defined in the merger agreement) applicable to such Blocker in the applicable Blocker Merger. This discussion applies only to Blocker Equity Interests that are held as capital assets for U.S. federal income tax purposes. This discussion does not address any tax treatment of other transactions occurring in connection with the business combination, including, but not limited to, the Company Merger.
This discussion is a summary only and does not describe all of the U.S. federal income tax consequences that may be relevant to the Blocker Equity Holders in light of their particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if the Blocker Equity Holders are subject to special rules that apply to certain types of investors, including but not limited to:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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“controlled foreign corporations,” PFICs, and corporations that accumulate earnings to avoid U.S. federal income tax;

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foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

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persons that acquired our securities as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedge, conversion or other integrated or similar transaction; or

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U.S. holders whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address alternative minimum tax considerations, special tax accounting rules under Section 451(b) of the Code, or U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes or the Medicare tax on investment income) nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not sought and do not intend to seek any rulings from the IRS regarding the Blocker Mergers or New Packable Mergers. There can be no assurance that the IRS will not take positions concerning the tax consequences of the transactions that are inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Furthermore, no opinion of counsel has been or will be rendered with respect to the tax consequences of the Blocker Mergers and the obligation of the parties to consummate the Blocker Mergers is not conditioned upon the receipt of such opinion.
As used herein, the term “U.S. holder” means a Blocker Equity Holder, who or that is, for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or any state thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (A) U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
As used herein, the term “Non-U.S. holder” means a Blocker Equity Holder who or that is for U.S. federal income tax purposes: (i) a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates), (ii) a foreign corporation or (iii) an estate or trust that is not a U.S. holder, but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of our securities.
If a partnership (or any entity so characterized for U.S. federal income tax purposes) holds Blocker Equity Interests, the tax treatment of such partnership, and of a person treated as a partner of such partnership, will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Blocker Equity Interests and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the domestication, an exercise of redemption rights and the business combination to them.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. ALL HOLDERS OF BLOCKER EQUITY INTERESTS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE BLOCKER MERGERS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Federal Income Tax Considerations of the Blocker Mergers to Blocker Equity Holders
Characterization of the Blocker Mergers
Each of the Blocker Mergers, taken together with the corresponding New Packable Merger, or individually, may be treated as a “reorganization” within the meaning of Section 368(a) of the Code. However, due to the absence of guidance bearing directly on how the “reorganization” rules apply in the case of an acquisition of a corporation with only a minority interest in a limited liability company treated as a partnership for U.S. tax purposes, such as each Blocker, the qualification of each Blocker Merger as a “reorganization” within the meaning of Section 368(a) of the Code is not free from doubt. To qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a transaction must satisfy certain requirements that may not be satisfied in the case of the Blocker Mergers. Neither Highland Transcend, Packable nor any of the Blockers have sought or intend to seek any ruling from the IRS or an opinion of counsel regarding the qualification of any of the Blocker Mergers as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, there can be no assurance that the IRS will not assert that one or more of the Blocker Mergers fails to qualify as a “reorganization” or that a court would not sustain such a challenge.
U.S. Federal Income Tax Considerations of the Blocker Mergers for U.S. Holders
Certain Tax Considerations if the Blocker Mergers Qualify as “Reorganizations” within the meaning of Section 368(a) of the Code.
If a Blocker Merger, taken together with the corresponding New Packable Merger, or individually, qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences to U.S. holders will be as follows:
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A U.S. holder will recognize gain, but not loss, upon the exchange of Blocker Equity Interests for the Per Blocker Equity Interest Merger Consideration or Total GPI Blocker Consideration applicable to such Blocker pursuant to the applicable Blocker Merger. The amount of gain recognized will equal the lesser of (i) the amount of cash received by the U.S. holder in connection with such Blocker Merger (if any) (other than any cash taxable as imputed interest, as described below in the section titled “— Imputed Interest”) and (ii) the amount of gain realized in the exchange. For these purposes, the amount of gain realized in the Blocker Merger generally will equal the excess of (i) the cash consideration received by the U.S. holder (if any) plus the fair market value of the non-cash consideration over (ii) the U.S. holder’s tax basis of the Blocker Equity Interests surrendered in the exchange. For this purpose, a U.S. holder must calculate gain or loss separately for each identifiable block of Blocker Equity Interests that a U.S. holder surrenders in the Blocker Merger. Because losses are not permitted to be recognized in a reorganization, a Blocker Equity Holder cannot offset a loss realized on one block of those interests against a gain recognized on another block of those interests.
•
Any gain recognized will be long-term capital gain if the Blocker Equity Interests exchanged have been held for more than one year as of the date of the Blocker Merger. Under current law, long-term capital gains are taxed at a reduced U.S. federal income tax rate for non-corporate taxpayers. Short-term capital gains are taxed at ordinary income rates.

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A U.S. holder’s aggregate tax basis for the shares of Class A common stock received in the Blocker Merger will equal the holder’s aggregate tax basis in the shares of Blocker Equity Interests surrendered in the Blocker Merger, increased by any gain recognized in the Blocker Merger, and decreased by the amount of any cash consideration received.

•
The holding period of the shares of Class A common stock received in the Blocker Merger will include the holding period of the Blocker Equity Interests surrendered in exchange therefor.

Certain Tax Considerations if the Blocker Mergers Fail to Qualify as “Reorganizations” within the meaning of Section 368(a) of the Code.
If any of the Blocker Mergers fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the applicable Blocker Merger would be a fully taxable transaction for U.S. federal income tax purposes for the applicable Blocker Equity Holders, and U.S. holders that are Blocker Equity Holders would generally recognize gain (or loss) equal to the difference between (i) the cash consideration received by such U.S. holder (if any) plus the fair market value of the non-cash consideration received in the applicable Blocker Merger and (ii) the U.S. holder’s tax basis of the Blocker Equity Interests surrendered in the exchange. For this purpose, a U.S. holder must calculate gain or loss separately for each identifiable block of Blocker Equity Interests that such U.S. holder surrenders in the Blocker Merger. Any gain or loss recognized will be long-term capital gain or loss if the Blocker Equity Interests exchanged have been held for more than one year as of the date of the applicable Blocker Merger. Under current law, long-term capital gains are taxed at a reduced U.S. federal income tax rate for non-corporate taxpayers. Short-term capital gains are taxed at ordinary income rates. The deductibility of capital losses is subject to limitations. The aggregate tax basis of the Class A common stock received will be equal to the fair market value of such stock upon receipt. The holding period of the Class A common stock received in the Blocker Mergers will begin on the day following the closing date of the Blocker Mergers. Gain, if any, recognized in the Blocker Mergers with respect to certain contingent consideration described below under “Contingent Payments” received after the close of the U.S. holder’s taxable year in which the closing of the Blocker Mergers occurs may be eligible for reporting under the installment method. U.S. holders are urged to consult their tax advisors regarding the availability and impact of the installment method and whether to elect out of the installment method.
Contingent Payments.   Payments made to Blocker Equity Holders who are eligible to receive rights under the Tax Receivable Agreement in the Blocker Mergers (i.e., the Blocker Owners of Pacer Corp. Blocker and Pacer L.P. Blocker) in respect of such rights, if any, and shares of Class A common stock received by Blocker Equity Holders upon a settlement of Surviving Pubco Class A RSRs received by certain of the Blocker Equity Holders in the Blocker Mergers are expected to be treated as deferred consideration paid in connection with the applicable Blocker Merger. Such U.S. holders are urged to consult with their tax advisors regarding the treatment of any payments made in respect of the Tax Receivable Agreement or the receipt of Class A common stock upon a settlement of Surviving Pubco Class A RSRs, including the possible application of the “installment method” for purposes of determining the timing and amount of gain recognized and an additional interest charge that may apply to taxpayers holding installment obligations with aggregate face amounts in excess of $5,000,000 in the aggregate. If any such Blocker Equity Holder elects out of, or is otherwise ineligible for, the installment method of reporting gain, the fair market value of rights under the Tax Receivable Agreement and the rights to Class A common stock upon settlement of Surviving Pubco Class A RSRs would be added to the cash received in connection with the Closing (if any) with respect to the applicable Blocker Merger for purposes of determining the gain recognized in the Blocker Mergers.
Imputed Interest.   A portion of the payments made to Blocker Equity Holders who are eligible to receive rights under the Tax Receivable Agreement in the Blocker Mergers in respect of such rights and a portion of the Class A common stock issued to Blocker Equity Holders upon settlement of Surviving Pubco Class A RSRs, if any, that are received more than six months after the Blocker Mergers generally will be recharacterized, for U.S. federal income tax purposes, as imputed interest, and such Blocker Equity Holders will be required to include such portion in income as ordinary income. In general, the amount of such interest will be determined by discounting the actual amount of the payment or the value of the Class A common stock received, using the appropriate applicable federal rate, from the date the payment is made to the Closing Date. The difference between the amount of the payment or the value of the Class A common stock received and the discounted amount would be treated as interest under the Code and taxable as ordinary income. To the extent a payment or portion of the Class A common stock constitutes imputed interest, the amount of the total consideration for purposes of calculating the holder’s overall gain will be reduced.
Reorganization Reporting Requirements.   As provided in Treasury Regulations Section 1.368-3(d), each Blocker Equity Holder who receives shares of Class A common stock in a Blocker Merger is required to retain permanent records pertaining to the business combination, and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Additionally, holders who owned immediately before a Blocker Merger at least 1% (by vote or value) of the total outstanding Blocker Equity Interests of the applicable Blocker, or “securities” (as specially defined for U.S. federal income tax purposes) of the applicable Blocker the aggregate federal income tax basis of which was at least $1 million, are required to attach a statement to their tax returns for the year in which the Blocker Merger is completed that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder’s tax basis in and fair market value of such holder’s Blocker Equity Interests, and any such “securities” surrendered in the Blocker Merger, the date of the Closing and the name and employer identification number (if any) of each of the Blocker, the applicable Blocker Merger Sub, and Highland Transcend.
Backup Withholding and Information Reporting.   Payments received by a U.S. holder as a result of the Blocker Mergers may be subject, under certain circumstances, to information reporting and, unless the U.S. holder is exempt, backup withholding. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number or certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
U.S. Federal Income Tax Considerations of the Blocker Mergers for Non-U.S. Holders
If a Blocker Merger, taken together with the corresponding New Packable Merger, or individually, qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, a Non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the U.S. (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder); or

•
the applicable Blocker is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the Closing Date or the period that the Non-U.S. holder held the Blocker Equity Interests.

If a Blocker Merger, taken together with the corresponding New Packable Merger, or individually, does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a Non-U.S. holder generally will recognize any gain or loss; however, such Non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized unless such Non-U.S. holder is described in the two bullets above.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident, as described above under “— U.S. Federal Income Tax Considerations of the Blocker Mergers for U.S. Holders.” Any gains described in the first bullet point above of a Non-U.S. holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder with respect to a Blocker Merger will be subject to tax at generally applicable U.S. federal income tax rates and a U.S. withholding tax could apply.
Additionally, imputed interest received by a Non-U.S. holder, as described above under “— U.S. Federal Income Tax Considerations of the Blocker Mergers for U.S. Holders — Imputed Interest” may be subject to U.S. federal withholding tax unless the “portfolio interest” exemption applies or the Non-U.S. holder is eligible and properly establishes an exemption pursuant to a tax treaty. Non-U.S. holders are urged to consult their tax advisors regarding the U.S. federal income tax treatment of imputed interest.
Information Reporting and Backup Withholding.   Any consideration other than Class A common stock paid to a Non-U.S. holder in connection with the Blocker Mergers may be required to be reported to the IRS and to the Non-U.S. holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. holder resides or is established. Any such payments generally will not be subject to backup withholding if the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).
Payments of the proceeds of the disposition by a Non-U.S. holder of Blocker Equity Interests effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a disposition of Blocker Equity Interests effected outside the U.S. by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. holder is not a U.S. person and certain other conditions are met, or the Non-U.S. holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of Blocker Equity Interests effected outside the U.S. by such a broker if it has certain relationships within the U.S.
Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
Overview
Our shareholders are being asked to approve and adopt the merger agreement and the transactions contemplated thereby. For a summary of the merger agreement and the business combination, including the background of the business combination, Highland Transcend’s board of directors’ reasons for the business combination and related matters, see “The Business Combination” beginning on page 124. Our shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the merger agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. You are urged to read carefully the merger agreement in its entirety before voting on this Business Combination Proposal.
Organizational Structure Following the Business Combination
In connection with the business combination, Highland Transcend will become the owner of post-merger Packable units in what is commonly referred to as an umbrella partnership C corporation (or “Up-C”) structure. This organizational structure is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows certain current Packable equity holders to retain their equity ownership in Packable, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger Packable units. Those investors who, prior to the business combination, held Class A ordinary shares or Class B ordinary shares of Highland Transcend and the Blocker equity holders will, by contrast, hold their equity ownership in New Packable, a Delaware corporation that is a domestic corporation for U.S. federal income tax purposes. We believe that the Packable equity holders generally find it advantageous to continue to hold their equity interests in an entity that is not taxable as a corporation for U.S. federal income tax purposes and that the Up-C structure provides potential future tax benefits for both New Packable and the Packable equity holders who ultimately exchange their post-merger Packable units for shares of Class A common stock or cash under the exchange agreement. We do not believe that our Up-C organizational structure will give rise to any significant business or strategic benefit or detriment to us (other than those set forth in the section entitled “Risk Factors — Risks Related to the Post-Merger Organizational Structure”). See the sections entitled “Risk Factors — Risks Related to Highland Transcend and the Business Combination” and “Risk Factors — Risks Related to Domestication” for additional information on our organizational structure, including the tax receivable agreement.
Vote Required for Approval
The Business Combination Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of the shareholders who attend and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Business Combination Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Business Combination Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the transactions contemplated by the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the “merger agreement”), by and among Highland Transcend, the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, Packable, and Holder Representative, pursuant to which (i) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (iii) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (iv) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (v) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (vi) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger and (vii) Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a wholly owned subsidiary of Highland Transcend, on the terms and subject to the conditions set forth therein be confirmed, ratified, adopted and approved in all respects.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — THE NYSE PROPOSAL
For purposes of complying with the NYSE Listing Rule 312.03, our shareholders are being asked to approve the issuance of an aggregate of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to equity holders of the Blocker Parties pursuant to the merger agreement, (iii) 108,086,466 shares of Class B common stock to equity holders of Packable pursuant to the merger agreement, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to the Earnout Participants at the closing of the business combination and (v) 13,588,235 shares of Class A common stock to the unsecured promissory convertible note holders upon the conversion of the unsecured promissory convertible notes at the closing of the business combination.
Under NYSE Listing Rule 312.03, shareholder approval is required prior to the issuance of shares of common stock in certain circumstances, including (unless one or more exceptions in NYSE Listing Rule 312.03 apply), (a) if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance or such shares have voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance or (b) if such issuance will result in a change of control of the issuer. As we are currently listed on NYSE, we are required to comply with the NYSE rules even if we intend to be listed on Nasdaq upon the consummation of the business combination.
Pursuant to the merger agreement, the subscription agreements and the notes agreements, we will issue (i) 7,000,000 shares of Class A common stock to the subscription investors, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock to Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to the Earnout Participants at the closing of the business combination that will exceed 20% of the voting power outstanding before such issuance and (v) 13,588,235 shares of Class A common stock to the unsecured promissory convertible note holders upon the conversion of the unsecured promissory convertible notes at the closing of the business combination. In addition, these issuances could collectively be deemed to result in a change of control of Highland Transcend. As a result, shareholder approval of such issuances is being sought under the NYSE regulations.
For a summary of the merger agreement, the subscription agreements and the note subscription agreements, please see “The Business Combination” beginning on page 124. Our shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information regarding these agreements. You are urged to read carefully these agreements (or the form thereof, as applicable) in its entirety before voting on this NYSE Proposal.
Vote Required for Approval
The NYSE Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of not less than a majority of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on the NYSE Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the NYSE Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that, for purposes of complying with applicable listing rules of the NYSE, the issuance by Highland Transcend of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock of the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to the Earnout Participants and (v) 13,588,235 shares of Class A common stock to unsecured convertible note holders upon conversion of unsecured convertible notes at the closing of the business combination be confirmed, ratified, adopted and approved in all respects.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE NYSE PROPOSAL.

PROPOSAL NO. 3 — THE DOMESTICATION PROPOSAL
Overview
General
Highland Transcend is proposing to change its corporate structure and domicile from an exempted company incorporated under the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware. This change will be implemented as a legal continuation of Highland Transcend under the applicable laws of the Cayman Islands and the State of Delaware as described under “The Domestication,” beginning on page 171.
The domestication will be effected by the filing of a Certificate of Corporate Domestication and the Certificate of Incorporation with the Delaware Secretary of State and filing an application to de-register Highland Transcend with the Registrar of Companies of the Cayman Islands. In connection with the domestication, all outstanding securities of Highland Transcend will convert to outstanding securities of the continuing Delaware corporation. The domestication will be effectuated at least one day prior to, but conditioned upon, the closing. The proposed charter, which will become effective upon the domestication, is attached to this proxy statement/prospectus as Annex B.
At the effective time of the domestication, the separate existence of Highland Transcend will cease as a Cayman Islands exempted company and will become and continue as a Delaware corporation. The existing organizational documents will be replaced by the proposed organizational documents and your rights as a shareholder will cease to be governed by the laws of the Cayman Islands and you will become a stockholder of New Packable with all rights as such governed by Delaware law.
Change of Highland Transcend’s Corporate Name
In connection with the domestication, which will be effectuated prior to, but conditioned upon, the closing of the business combination, the corporate name of Highland Transcend will change to “Packable Commerce, Inc.”
Expected Accounting Treatment of the Domestication
There will be no accounting effect or change in the carrying amount of the consolidated assets and liabilities of Highland Transcend as a result of the domestication. The business, capitalization, assets and liabilities and financial statements of New Packable immediately following the domestication will be the same as those of Highland Transcend immediately prior to the domestication.
Vote Required for Approval
The Domestication Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of a majority of at least two-thirds of the shareholders who attend and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on the Domestication Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Domestication Proposal.
Full Text of the Resolution
“RESOLVED, as a special resolution that Highland Transcend Partners I Corp. be deregistered in the Cayman Islands pursuant to Article 47 of the amended and restated articles and memorandum of association of Highland Transcend (as amended) and be registered by way of continuation as a corporation in the State of Delaware.”

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE DOMESTICATION PROPOSAL.

ORGANIZATIONAL DOCUMENTS PROPOSALS
In connection with the domestication, Highland Transcend’s shareholders are being asked to consider and vote upon a proposal to replace the existing organizational documents of Highland Transcend under the Cayman Islands Companies Act with the proposed organizational documents of New Packable under the DGCL, which differ materially from the existing organizational documents in the following respects:
	Existing Organizational Documents	Proposed Organizational Documents
Corporate Name
(Organizational Documents Proposal A)	The existing organizational documents provide the name of the company is “Highland Transcend Partners I Corp.” See paragraph 1 of the existing organizational documents.	The proposed organizational documents provide the new name of the corporation to be “Packable Commerce, Inc.” See Article 1 of the proposed charter.
Exclusive Forum
(Organizational Documents Proposal A)	The existing organizational documents do not contain a provision adopting an exclusive forum for certain shareholder litigation.	The proposed organizational documents adopt Delaware as the exclusive forum for certain stockholder litigation. See Article 12 of the proposed charter.
Perpetual Existence
(Organizational Documents Proposal A)
The existing organizational documents provide that if we do not consummate a business combination (as defined in our existing organizational documents) by December 7, 2022, Highland Transcend will cease all operations except for the purposes of winding-up, liquidation and dissolution and shall redeem the shares issued in its initial public offering and liquidate its trust account.
See Article 49.6 of the existing organizational documents.
The proposed organizational documents do not contain a provision with regard to the cessation of operations if we do not consummate a business combination by December 7, 2022, and New Packable’s existence will be perpetual.
Provisions Related to Status as Blank Check Company
(Organizational Documents Proposal A)
The existing organizational documents set forth various provisions related to our status as a blank check company prior to the consummation of a business combination.
See Article 49 of the existing organizational documents.
The proposed organizational documents do not include provisions related to our status as a blank check company prior to the consummation of a business combination.

	Existing Organizational Documents	Proposed Organizational Documents
Waiver of Corporate Opportunities
(Organizational Documents Proposal A)	The existing organizational documents do not provide an explicit waiver of corporate opportunities for Highland Transcend or its directors.	The proposed organizational documents provide an explicit waiver of corporate opportunities for New Packable and its directors, subject to certain exceptions. See Article 14 of the proposed charter.
Classified Board of Directors
(Organizational Documents Proposal B)
The existing organizational documents provide that the board of directors will be divided into two classes, with each class generally serving for a term of two years and only one class of directors being elected in each year.
See Article 27 of the existing organizational documents.

The proposed organizational documents provide that the board of directors of New Packable will be divided into three classes, with each class generally serving for a term of three years and only one class of directors being elected in each year.
See Article 7.2 of the proposed charter and Section 3.02 of the proposed bylaws.

Removal for Cause
(Organizational Documents Proposal C)
The existing organizational documents provide that any director may be removed from office (i) if prior to the consummation of a business combination, by an ordinary resolution of the holders of the Class B ordinary shares and (ii) if following the consummation of a business combination, by an ordinary resolution of the holders of ordinary shares.
See Article 29 of the existing organizational documents.

The proposed charter provides that, except for Preferred Stock Directors (as defined in our proposed organizational documents), any director may be removed from office at any time, but only for cause by the affirmative vote of the holders of a majority of the total voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
See Section 7.4 of the proposed charter.

Ability of Stockholder to Call a Special Meeting
(Organizational Documents Proposal D)	The existing organizational documents provide that the board of directors shall, on a shareholder’s request, proceed to convene an extraordinary general meeting of Highland Transcend, provided that the requesting shareholders hold not less than 30% in par value of the issued shares entitled to vote at a general meeting.	The proposed organizational documents do not permit the stockholders of New Packable to call a special meeting. See Article 8.2 of the proposed charter and Section 2.03 of the proposed bylaws.

	Existing Organizational Documents	Proposed Organizational Documents
See Articles 20.3 and 20.4 of the existing organizational documents.
Action by Written Consent
(Organizational Documents Proposal E)
The existing organizational documents provide that a resolution in writing signed by all the shareholders entitled to vote at general meetings shall be as valid and effective as if the same had been passed at a duly convened and held general meeting.
See Article 22.3 of the existing organizational documents.

The proposed organizational documents provide that, subject to the rights of the holders of shares of Class B common stock, any action required or permitted to be taken by New Packable’s stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.
See Article 8.1 of the proposed charter and Section 2.13 of the proposed bylaws.

Authorized Shares
(Organizational Documents Proposal F)
Our existing organizational documents authorize the issuance of up to 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share.
See paragraph 5 of the existing organizational documents.

The proposed charter authorizes the issuance of 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.
See Article 4 of the proposed charter.

Full Text of the Resolution
“RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of Highland Transcend Partners I Corp. (“Highland Transcend”) currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation and proposed new bylaws of Highland Transcend (following its domestication), substantially in the form attached to the proxy statement/prospectus as Annex B and Annex C, respectively, with such principal changes as described in Organizational Documents Proposals A-F.”

PROPOSAL NO. 4 — ORGANIZATIONAL DOCUMENTS PROPOSAL A
Overview
Highland Transcend’s shareholders are being asked to approve Organizational Documents Proposal A, which would, upon the effective time of the domestication, (i) change our name from “Highland Transcend Partners I Corp.” to “Packable Commerce, Inc.” (ii) adopt Delaware as the exclusive forum for certain stockholder litigation, (iii) make New Packable’s corporate existence perpetual, (iv) remove certain provisions related to our status as a blank check company that will no longer be applicable to us upon consummation of the business combination and (v) grant an explicit waiver regarding corporate opportunities to New Packable and its directors, subject to certain exceptions.
Our board of directors believes that changing the corporate name is desirable to reflect the business combination with Packable and to clearly identify New Packable as the publicly traded entity. In addition, adopting Delaware as the exclusive forum for certain stockholder litigation is intended to assist us in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known body of case law and level of expertise and should promote efficiency and cost-savings in the resolutions of such claims.
Our proposed charter does not include provisions related to a blank check company (including those related to operation of the trust account, winding up our operations should we not complete an initial business combination by a specified date, and other such blank check-specific provisions as are present in the existing organizational documents) because following the consummation of the business combination, New Packable will not be a blank check company. The proposed organizational documents do not contain the requirement to dissolve New Packable allowing it to continue as a corporate entity with perpetual existence following the business combination. Perpetual existence is the usual period of existence for corporations, and our board of directors believes it is the most appropriate period for New Packable following the business combination.
Our board of directors believes that granting the explicit waiver regarding corporate opportunities is essential to our ability to retain and attract qualified directors. We expect that qualified directors would likely engage in business activities outside of New Packable and would anticipate that such outside experience would be beneficial to any such director’s board service for and management of New Packable. Our board of directors believes that without such a waiver, qualified directors could be dissuaded from serving on New Packable’s board of directors if they are concerned that their directorship could foreclose them from, or expose them to potential liability for, pursuing commercial opportunities in their individual capacity (including in connection with other entities unrelated to New Packable and its affiliates).
This summary is qualified by reference to the complete text of the proposed charter and proposed bylaws, copies of which are attached to this proxy statement/prospectus as Annexes B and C, respectively. All shareholders are encouraged to read the proposed organizational documents in their entirety for a more complete description of their terms.
Vote Required for Approval
Organizational Documents Proposal A must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on Organizational Documents Proposal A. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on Organizational Documents Proposal A.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Highland Transcend Partners I Corp. (“Highland Transcend”) to (i) change our name from

“Highland Transcend Partners I Corp.” to “Packable Commerce, Inc.” (Highland Transcend post-domestication, “New Packable”), (ii) adopt Delaware as the exclusive forum for certain stockholder litigation, (iii) make New Packable’s corporate existence perpetual, (iv) remove certain provisions related to our status as a blank check company that will no longer be applicable to us upon consummation of the business combination and (v) grant an explicit waiver regarding corporate opportunities to New Packable and its directors, subject to certain exceptions.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF ORGANIZATIONAL DOCUMENTS PROPOSAL A.

PROPOSAL NO. 5 — ORGANIZATIONAL DOCUMENTS PROPOSAL B
Overview
Highland Transcend’s shareholders are being asked to approve Organizational Documents Proposal B, pursuant to which our board of directors will be divided into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year.
Upon the domestication, our board of directors will be divided into three classes. At each annual general meeting of shareholders thereafter, we will nominate one class of directors for election to serve for a three-year term and, in each case, until their successors are elected and qualified or until their earlier death, disqualification, resignation or removal. As a result, only one class may be elected in any given year, which may make it more difficult for a shareholder or group of shareholders to gain control of our board of directors.
Our board of directors believes that a classified board of directors will (i) increase board continuity and the likelihood that experienced board members with familiarity of New Packable’s business operations would serve on the board of directors at any given time and (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of New Packable’s board of directors.
This summary is qualified by reference to the complete text of the proposed charter and proposed bylaws, copies of which are attached to this proxy statement/prospectus as Annexes B and C, respectively. All shareholders are encouraged to read the proposed organizational documents in their entirety for a more complete description of their terms.
Vote Required for Approval
Organizational Documents Proposal B must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on Organizational Documents Proposal B. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on Organizational Documents Proposal B.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Highland Transcend Partners I Corp. to divide the board of directors into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF ORGANIZATIONAL DOCUMENTS PROPOSAL B.

PROPOSAL NO. 6 — ORGANIZATIONAL DOCUMENTS PROPOSAL C
Overview
Highland Transcend’s shareholders are being asked to approve Organizational Documents Proposal C, pursuant to which, upon the domestication, our directors, except for Preferred Stock Directors, may only be removed for cause (as defined in the proposed charter).
Our proposed organizational documents provide for a classified board of directors (other than Preferred Stock Directors), such that only a specified portion of the directors is to be elected each year. Under the DGCL, unless a company’s certificate of incorporation provides otherwise, removal of a director only for cause is automatic with a classified board. Our proposed organizational documents specify that, subject to any limitations imposed by applicable law, except for Preferred Stock Directors, any director may be removed from office at any time, but only for cause by the affirmative vote of the holders of at least a majority of the total voting power of the outstanding shares of capital stock of New Packable entitled to vote generally in the election of directors, voting together as a single class. Our board of directors believes that such a standard will, in conjunction with the classified nature of New Packable’s board of directors, (i) increase board continuity and the likelihood that experienced board members with familiarity of our business operations would serve on the board at any given time and (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of New Packable’s board of directors.
This summary is qualified by reference to the complete text of the proposed charter and proposed bylaws, copies of which are attached to this proxy statement/prospectus as Annexes B and C, respectively. All shareholders are encouraged to read the proposed organizational documents in their entirety for a more complete description of their terms.
Vote Required for Approval
Organizational Documents Proposal C must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on Organizational Documents Proposal C. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on Organizational Documents Proposal C.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Highland Transcend Partners I Corp. to provide that the directors, except for Preferred Stock Directors (as defined in the proposed certificate of incorporation of New Packable upon the effective time of the domestication substantially in the form attached to this proxy statement/prospectus as Annex B (the “proposed charter”)), may only be removed for cause (as defined in the proposed charter).”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF ORGANIZATIONAL DOCUMENTS PROPOSAL C.

PROPOSAL NO. 7 — ORGANIZATIONAL DOCUMENTS PROPOSAL D
Overview
Highland Transcend’s shareholders are being asked to approve Organizational Documents Proposal D, which, upon the domestication, removes the ability of shareholders to call a special meeting.
Our existing organizational documents provide that the board of directors shall, on a shareholder’s request, proceed to convene an extraordinary general meeting of Highland Transcend, provided that the requesting shareholder holds not less than 30% in par value of the issued shares entitled to vote at a general meeting. If Organizational Documents Proposal D is approved, shareholders will not have the ability to call a special meeting and all special meetings or annual general meetings must be called by the board of directors.
Limiting shareholders’ ability to call a special meeting limits the opportunities for minority shareholders to remove directors, amend organizational documents or take other actions without the board of directors’ consent or to call a special meeting to otherwise advance minority shareholders’ agenda. Removing the ability of shareholders to call a meeting of shareholders is intended to avoid the expense and distraction of management caused by holding meetings in addition to the annual meeting unless the board of directors (or a class or series of preferred stock, if any) determines that such expense and distraction is warranted.
This summary is qualified by reference to the complete text of the proposed charter and proposed bylaws, copies of which are attached to this proxy statement/prospectus as Annexes B and C, respectively. All shareholders are encouraged to read the proposed organizational documents in their entirety for a more complete description of their terms.
Vote Required for Approval
Organizational Documents Proposal D must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on Organizational Documents Proposal D. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on Organizational Documents Proposal D.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Highland Transcend Partners I Corp. to remove the ability of shareholders to call a special meeting.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF ORGANIZATIONAL DOCUMENTS PROPOSAL D.

PROPOSAL NO. 8 — ORGANIZATIONAL DOCUMENTS PROPOSAL E
Overview
Highland Transcend’s shareholders are being asked to approve Organizational Documents Proposal E, which, upon the domestication, removes the ability of shareholders to act by written consent in lieu of a meeting.
Our existing organizational documents currently provide that ordinary resolutions and special resolutions may be passed by unanimous written consent of Highland Transcend’s shareholders. If Organizational Documents Proposal E is approved, subject to the rights of the holders of Class B Common Stock (as defined in our proposed charter), shareholders will not have the ability to act by written consent and all actions required or permitted to be taken by the shareholders of New Packable must be effected at a duly convened special meeting or annual general meeting.
New Packable’s shareholders will have the ability to propose items of business (subject to the restrictions set forth in the proposed charter) at duly convened shareholder meetings. This Organizational Documents Proposal E does not foreclose that right, but does limit shareholders’ ability to take such and other actions by written consent. Eliminating the right of shareholders to act by written consent limits the circumstances under which shareholders can act on their own initiative to remove directors, or alter or amend New Packable’s organizational documents outside of a duly called extraordinary or annual meeting of the shareholders of New Packable. Further, our board of directors believes continuing to limit shareholders’ ability to act by written consent will reduce the time and effort our board of directors and management would need to devote to shareholder proposals, which time and effort could distract our directors and management from other important business.
In addition, the elimination of the shareholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting. However, this Organizational Documents Proposal E is not in response to any effort of which we aware to obtain control of Highland Transcend. Further, the board of directors does not believe that the effects of the elimination of shareholder action by written consent will create a significant impediment to a tender offer or other effort to take control of Highland Transcend. Inclusion of these provisions in the proposed organizational documents might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect shareholders from the use of abusive and coercive takeover tactics.
This summary is qualified by reference to the complete text of the proposed charter and proposed bylaws, copies of which are attached to this proxy statement/prospectus as Annexes B and C, respectively. All shareholders are encouraged to read the proposed organizational documents in their entirety for a more complete description of their terms.
Vote Required for Approval
Organizational Documents Proposal E must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on Organizational Documents Proposal E. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on Organizational Documents Proposal F.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Highland Transcend Partners I Corp. to remove the ability of shareholders to act by written consent in lieu of a meeting.”

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF ORGANIZATIONAL DOCUMENTS PROPOSAL E.

PROPOSAL NO. 9 — ORGANIZATIONAL DOCUMENTS PROPOSAL F
Overview
Highland Transcend’s shareholders are being asked to approve Organizational Documents Proposal F to authorize the change in the authorized capital stock of Highland Transcend from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share to (ii) 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.
As of the date of this proxy statement/prospectus, there are (i) 34,601,589 shares of ordinary shares issued and outstanding, of which 27,101,589 shares are Class A ordinary shares and 7,500,000 shares are Class B ordinary shares, (ii) no shares of Highland Transcend’s preferred stock issued and outstanding, and (iii) 9,033,832 warrants issued and outstanding.
In connection with the business combination and the PIPE subscription financing, the Company will issue (i) up to an aggregate of 132,716,174 shares of the Class B common stock and Class A common stock to the Packable equity holders and Blocker equity holders, (ii) 7,000,000 shares of Class A common stock to the subscription investors and (iii) 13,588,235 shares of Class A common stock to the unsecured convertible promissory note holders issuable upon conversion of the unsecured convertible promissory notes at the closing of the business combination. In order to ensure that New Packable has sufficient authorized capital for future issuances, our board of directors has approved, subject to stockholder approval, that the proposed charter change the authorized capital stock of Highland Transcend from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share to (ii) 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.
This summary is qualified by reference to the complete text of the proposed charter, a copy of which is attached to this proxy statement/prospectus as Annex B. All shareholders are encouraged to read the proposed charter in its entirety for a more complete description.
Vote Required for Approval
Organizational Documents Proposal F must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on Organizational Documents Proposal F. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on Organizational Documents Proposal F.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company to authorize the change in the authorized capital stock of Highland Transcend from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share to (ii) 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF ORGANIZATIONAL DOCUMENTS PROPOSAL F.

PROPOSAL NO. 10 — DIRECTOR ELECTION PROPOSAL
Overview
Our board of directors has (i) re-nominated our current director(s) Ian Friedman and Dan Nova; and nominated Victoria Dolan, Daniel Myers, Karen (Sunny) Davis Nastase, Arjun Purkayastha, Jay Sammons, Gail Tifford and Andrew Vagenas to serve as new directors until their respective successors are duly elected and qualified, or until their earlier death, disqualification, resignation or removal. Each of the re-nominated and nominated individuals meet the director qualification and eligibility criteria of the Nominating and Corporate Governance Committee of the board of directors of Highland Transcend. The Nominating and Corporate Governance Committee has determined that each of Victoria Dolan, Daniel Myers, Dan Nova, Arjun Purkayastha, Jay Sammons, Karen (Sunny) Davis Nastase and Gail Tifford qualify as independent directors such that if each of the re-nominated and nominated individuals are elected to the board, a majority of the directors as of immediately following the closing will qualify as independent directors. At the effective time of the domestication, the board of directors will be divided into three classes, with only one class of directors being elected in each year. Each class of directors will generally serve for a three-year term. In addition, if each of the re-nominated and nominated individuals are elected to the board, the classes of the board of directors will be composed as follows:
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Class I, which Highland Transcend anticipates will consist of Arjun Purkayastha, Gail Tifford and Andrew Vagenas, whose terms will expire at New Packable’s first annual meeting of stockholders to be held after the business combination;

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Class II, which Highland Transcend anticipates will consist of Karen (Sunny) Davis Nastase, Dan Nova and Daniel Myers, whose terms will expire at New Packable’s second annual meeting of stockholders to be held after the business combination; and

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Class III, which Highland Transcend anticipates will consist of Victoria Dolan, Ian Friedman and Jay Sammons, whose terms will expire at New Packable’s third annual meeting of stockholders to be held after the business combination.

Highland Transcend’s holders of Class B ordinary shares are being asked to re-elect current director of Highland Transcend Ian Friedman and Dan Nova to elect Victoria Dolan, Daniel Myers, Karen (Sunny) Davis Nastase, Arjun Purkayastha, Jay Sammons, Gail Tifford and Andrew Vagenas to our board of directors.
For more information on the experience of each of the director nominees, please see the section entitled “Management After the Business Combination” of this proxy statement/prospectus.
Nominees for Election to the Board of Directors
Victoria Dolan, Daniel Myers, Karen (Sunny) Davis Nastase, Arjun Purkayastha, Jay Sammons, Gail Tifford and Andrew Vagenas.
Directors Continuing in Office
Ian Friedman and Dan Nova.
Interests of Highland Transcend’s Directors and Officers in the Director Election Proposal
When you consider the recommendation of the board of directors of Highland Transcend in favor of approval of the Director Election Proposal, you should keep in mind that certain of Highland Transcend’s directors and officers may have interests that are different from, or in addition to, your interests as a shareholder or warrantholder, including, among other things, the existence of financial and personal interests. See the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” for a further discussion.
Vote Required for Approval
Pursuant to our existing organizational documents, until the closing, only holders of Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the

Director Election Proposal. The election of each director nominee must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote (in person or by proxy) of the holders of not less than a majority of the outstanding Class B ordinary shares that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on the Director Election Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the election of the director nominees.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution of the holders of the Class B ordinary shares of Highland Transcend Partners I Corp. (“Highland Transcend”), that the persons named below be elected to serve as Class I, Class II and Class III directors to serve staggered terms on the board of directors of Highland Transcend (following the domestication) until their respective successors are duly elected and qualified, or until their earlier death, disqualification, resignation or removal.”
Name of Director	Class of Director
Victoria Dolan	III
Ian Friedman	III
Daniel Myers	II
Karen (Sunny) Davis Nastase	II
Dan Nova	II
Arjun Purkayastha	I
Jay Sammons	III
Andrew Vagenas	I
Gail Tifford	I
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS
VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

PROPOSAL NO. 11 — THE EQUITY INCENTIVE PLAN PROPOSAL
Overview
Prior to consummation of the Business Combination, the board of directors of Highland Transcend is expected to approve and adopt, subject to stockholder approval, the Packable Commerce, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), effective as of and contingent on the Closing. If the 2022 Plan is approved by stockholders, New Packable will be authorized to grant equity and cash incentive awards to eligible service providers. A copy of the 2022 Plan is attached to this proxy statement/consent solicitation statement/prospectus as Annex G.
Purpose of the 2022 Plan
The purpose of the 2022 Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the New Packable Class A Common Stock through the granting of awards thereunder. We believe that the equity-based awards to be issued under the 2022 Plan will motivate award recipients to offer their maximum effort to New Packable and help focus them on the creation of long-term value consistent with the interests of our stockholders. Highland Transcend believes that grants of incentive awards are necessary to enable New Packable to attract and retain top talent.
Summary of the 2022 Plan
This section summarizes certain principal features of the 2022 Plan. The summary is qualified in its entirety by reference to the complete text of the 2022 Plan.
Eligibility.   New Packable’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards under the 2022 Plan. Following the Closing, New Packable is expected to have approximately 1,220 employees, 8 non-employee directors and 6 consultants who may be eligible to receive awards under the 2022 Plan. The basis for participation in the 2022 Plan is the New Packable Board’s decision, in its sole discretion, that an award to an eligible participant will further the 2022 Plan’s purposes as stated above. In exercising its discretion, the New Packable Board will consider the recommendations of management and the purposes of the 2022 Plan.
Award Types.   The 2022 Plan provides for the grant of incentive stock options (“ISOs”) to employees and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants.
Share Reserve.   The number of shares of New Packable Class A Common Stock initially reserved for issuance under the 2022 Plan is 22,430,000 shares of New Packable Class A Common Stock (the “Share Reserve”). The number of shares of New Packable Class A Common Stock reserved for issuance under the 2022 Plan will automatically increase on January 1 of each year, for a period of ten years, from January 1, 2022 continuing through January 1, 2031, by 5% of the total number of shares of New Packable capital stock outstanding on a fully diluted basis and securities convertible into or exchangeable for New Packable’s capital stock on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the New Packable Board. The maximum number of shares that may be issued pursuant to the exercise of ISOs under the 2022 Plan is 67,290,000 (three times the number of shares of New Packable Class A Common Stock initially reserved under the 2022 Plan). Shares issued under the 2022 Plan may be authorized but unissued or reacquired shares. Shares subject to stock awards granted under the 2022 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the 2022 Plan. Additionally, shares issued pursuant to stock awards under the 2022 Plan that are repurchased or forfeited, as well as shares that are reacquired as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available for future grant under the 2022 Plan.
Earnout RSU Share Reserve.   An additional 12,000,000 shares of New Packable Class A Common Stock will be reserved under the 2022 Plan to be used exclusively for the grant of Earnout RSUs (as defined in the BCA) pursuant to the terms and conditions of the BCA and may be used solely for such purpose (the “Earnout RSU Share Reserve”). The shares of New Packable Class A Common Stock issuable under any Earnout RSUs that may be awarded under the 2022 Plan will be in addition to and will not reduce the Share Reserve. The shares of New Packable Class A Common Stock underlying any Earnout RSUs that are forfeited, canceled, held back upon exercise of an Earnout RSU or settlement of an Earnout RSU to cover the exercise price or tax withholding, reacquired or repurchased, satisfied without the issuance of New Packable Class A Common Stock or otherwise terminated (other than by exercise) will be added back to the shares available for grant under the Earnout RSU Share Reserve but will not be added back to the Share Reserve.
Plan Administration.   The New Packable Board, or a duly authorized committee thereof, will have the authority to administer the 2022 Plan. The New Packable Board may also delegate to one or more officers the authority to (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares to be subject to such stock awards. Subject to the terms of the 2022 Plan, the plan administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the 2022 Plan. The plan administrator has the power to modify outstanding awards under the 2022 Plan. Subject to the terms of the 2022 Plan, the plan administrator also has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.
Stock Options.   ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of New Packable Class A Common Stock on the date of grant (however, a stock option may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the 2022 Plan, and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code). Options granted under the 2022 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the 2022 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or New Packable’s insider trading policy. If an optionholder’s service relationship ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. Options generally terminate immediately upon the termination of an optionholder’s service for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of New Packable Class A Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft, or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of New Packable Class A Common Stock previously owned by the optionholder, (iv) a net exercise of the option if it is an NSO and (v) other legal consideration approved by the plan administrator.
Tax Limitations on ISOs.   The aggregate fair market value, determined at the time of grant, of New Packable Class A Common Stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all stock plans maintained by New Packable may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of New Packable’s total combined voting power or that of any of New Packable’s affiliates unless

(1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.
Restricted Stock Awards.   Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Except as provided otherwise in the applicable award agreement, if a participant’s service relationship ends for any reason, New Packable may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant under his or her restricted stock award that have not vested as of the date the participant terminates service.
Restricted Stock Unit Awards.   Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Stock Appreciation Rights.   Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of New Packable Class A Common Stock on the date of grant (however, a stock appreciation right may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the 2022 Plan, and in a manner consistent with the provisions of Sections 409A). A stock appreciation right granted under the 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
Performance Awards.   The 2022 Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of New Packable Class A Common Stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by New Packable achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of New Packable Class A Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under New Packable’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement or the written terms of a performance cash award. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards.   The plan administrator may grant other awards based in whole or in part by reference to New Packable Class A Common Stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid by New Packable to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including stock awards and cash fees paid by New Packable to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the board during such annual period, $1,000,000 in total value. For purposes of these limitations, the value of any such stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.
Changes to Capital Structure.   In the event there is a specified type of change in New Packable’s capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate adjustments will be made for the purposes of preventing dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan to (i) the class(es) and maximum number of shares of New Packable Class A Common Stock subject to the 2022 Plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of common stock subject to outstanding awards.
Corporate Transactions.   The following applies to stock awards under the 2022 Plan in the event of a corporate transaction, as defined in the 2022 Plan, unless otherwise provided in a participant’s stock award agreement or other written agreement with New Packable or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued or substituted by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by New Packable with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by New Packable with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by New Packable with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants. In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value, at the effective time, to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.
Change in Control.   In the event of a change in control, as defined under the 2022 Plan, awards granted under the 2022 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Plan Amendment or Termination.   The New Packable Board will have the authority to amend, suspend, or terminate the 2022 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date the board of directors of Highland Transcend adopts the 2022 Plan.
Certain U.S. Federal Income Tax Aspects of Awards Under the 2022 Plan
This is a brief summary of the federal income tax aspects of awards that may be made under the 2022 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the 2022 Plan depend upon the type of award.
Incentive Stock Options.   The recipient of an ISO generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of New Packable Class A Common Stock from exercised ISOs are disposed of, by sale or otherwise. If the ISO recipient does not sell or dispose of the shares of New Packable Class A Common Stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of New Packable Class A Common Stock as of the date of exercise will be treated as a long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the New Packable Class A Common Stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. New Packable will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.
Nonstatutory Stock Options.   The recipient of an NSO generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of NSOs when the options are exercised. The excess of the fair market value of the New Packable Class A Common Stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. New Packable will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.
Other Awards.   Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of New Packable Class A Common Stock on the exercise date over the exercise price. New Packable will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

2022 Plan Benefits
Grants of awards under the 2022 Plan are subject to the discretion of the plan administrator. Therefore, it is not possible to determine the future benefits that will be received by participants under the 2022 Plan.
Interests of Highland Transcend’s Directors and Officers in the Equity Incentive Plan Proposal
When you consider the recommendation of the board of directors of Highland Transcend in favor of approval of the 2022 Plan, you should keep in mind that certain of Highland Transcend’s directors and officers may have interests in the 2022 Plan that are different from, or in addition to, your interests as a stockholder or warrantholder, including, among other things, the existence of financial and personal interests. See the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” for a further discussion.
Vote Required for Approval
The Equity Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the NYSE Proposal at the special meeting.
The Equity Incentive Plan Proposal will be approved and adopted if the holders of a majority of the shares of Highland Transcend Common Stock represented in person online or by proxy and voted thereon at the special meeting vote “FOR” the Equity Incentive Plan Proposal. Failure to vote by proxy or to vote in person online at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Equity Incentive Plan Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 12 — THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL
Overview
Prior to consummation of the Business Combination, the board of directors of Highland Transcend is expected to approve and adopt, subject to Highland Transcend stockholder approval, the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”), effective as of and contingent on the Closing. If the ESPP is approved by stockholders, New Packable will be authorized to provide eligible employees with an opportunity to request payroll deductions to purchase a number of shares of New Packable Class A Common Stock at a discount and in an amount determined in accordance with the ESPP’s terms. A copy of the ESPP is attached to this proxy statement/consent solicitation statement/prospectus as Annex H.
Purpose of the ESPP
The purpose of the ESPP is to provide eligible employees with an opportunity to increase their proprietary interest in the success of New Packable by purchasing New Packable Class A Common Stock from New Packable on tax-favorable terms and to pay for such purchases through payroll deductions. We believe by providing eligible employees with an opportunity to increase their proprietary interest in the success of New Packable, the ESPP will motivate recipients to offer their maximum effort to New Packable and help focus them on the creation of long-term value consistent with the interests of our stockholders.
Summary of the ESPP
This section summarizes certain principal features of the ESPP. The summary is qualified in its entirety by reference to the complete text of the ESPP.
Share Reserve.   Following the consummation of the Business Combination, the ESPP authorizes the issuance of 4,490,000 shares of New Packable Class A Common Stock under purchase rights granted to New Packable’s employees or to employees of any of New Packable’s designated affiliates. The number of shares of New Packable Class A Common Stock reserved for issuance will automatically increase on January 1 of each calendar year, from January 1, 2022 through January 1, 2031, by the lesser of (i) 1% of the total number of shares of New Packable capital stock outstanding on a fully diluted basis and securities convertible into or exchangeable for New Packable’s capital stock on December 31 of the preceding calendar year, and (ii) the initial share reserve; provided, that prior to the date of any such increase, the New Packable Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii). If purchase rights granted under the ESPP terminate without having been exercised, the shares of New Packable Class A Common Stock not purchased under such purchase rights will again become available for issuance under the ESPP.
Plan Administration.   The New Packable Board, or a duly authorized committee thereof, will have the authority to administer the ESPP. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of New Packable Class A Common Stock on specified dates during such offerings. Under the ESPP, the plan administrator may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of New Packable Class A Common Stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.
Payroll Deductions.   Generally, all regular employees, including executive officers, employed by New Packable or by any of New Packable’s designated affiliates, will be eligible to participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of New Packable Class A Common Stock under the ESPP. Unless otherwise determined by the plan administrator, New Packable Class A Common Stock will be purchased for the accounts of employees participating in the ESPP at a price per share equal to not less than the lesser of (i) 85% of the fair market value of a share of New Packable Class A Common Stock on the first trading date of an offering or (ii) 85% of the fair market value of a share of New Packable Class A Common Stock on the date of purchase.

Limitations.   Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the plan administrator, including: (i) being customarily employed for more than 20 hours per week; (ii) being customarily employed for more than five months per calendar year; or (iii) continuous employment for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of New Packable Class A Common Stock based on the fair market value per share of New Packable Class A Common Stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of New Packable capital stock measured by vote or value pursuant to Section 424(d) of the Code.
Changes to Capital Structure.   In the event that there occurs a change in New Packable’s capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transactions, the plan administrator will make appropriate adjustments to (i) the class(es) and maximum number of shares reserved under the ESPP, (ii) the class(es) and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class(es) and maximum number of shares and purchase price applicable to all outstanding offerings and purchase rights and (iv) the class(es) and number of shares that are subject to purchase limits under ongoing offerings.
Corporate Transactions.   In the event of a corporate transaction, as defined in the ESPP, any then-outstanding rights to purchase shares under the ESPP may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of New Packable Class A Common Stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.
ESPP Amendment or Termination.   The New Packable Board will have the authority to amend or terminate the ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. New Packable must obtain stockholder approval of any amendment to the ESPP to the extent required by applicable law or listing rules.
Certain Federal Income Tax Consequences of Participating in the ESPP
The following brief summary of the effect of U.S. federal income taxation upon the participant and New Packable with respect to the shares purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.
The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon whether the sale occurs before or after expiration of the holding periods described in the following sentence. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right as determined on the offering date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. New Packable generally will not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.
ESPP Benefits
Purchase rights are subject to an eligible employee’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.
Interests of Highland Transcend’s Directors and Officers in the Employee Stock Purchase Plan Proposal
When you consider the recommendation of the board of directors of Highland Transcend in favor of approval of the ESPP, you should keep in mind that certain of Highland Transcend’s directors and officers may have interests in the ESPP that are different from, or in addition to, your interests as a stockholder or warrantholder, including, among other things, the existence of financial and personal interests. See the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” for a further discussion.
Vote Required for Approval
The Employee Stock Purchase Plan Proposal is conditioned on the approval of the Business Combination Proposal and the NYSE Proposal at the special meeting.
The Employee Stock Purchase Plan Proposal will be approved and adopted if the holders of a majority of the shares of Highland Transcend Common Stock represented in person online or by proxy and voted thereon at the special meeting vote “FOR” the Employee Stock Purchase Plan Proposal. Failure to vote by proxy or to vote in person online at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Employee Stock Purchase Plan Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL.

PROPOSAL NO. 13 — THE ADJOURNMENT PROPOSAL
Overview
Our shareholders are being asked to approve a proposal that will grant our board of directors authority to adjourn the general meeting to a later date or dates to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve one or more proposals at the general meeting.
If the Adjournment Proposal is not approved by Highland Transcend’s shareholders, the board of directors may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes to approve one or more proposals at the general meeting.
Vote Required for Approval
The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of not less than a majority of the ordinary shares as of the record date that are present and vote at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that it is determined by Highland Transcend that more time is necessary or appropriate to approve one or more proposals at the General Meeting be approved and adopted in all respects.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial statements are provided to aid you in your analysis of the financial aspects of the business combination, the consummation of the PIPE Investment and the automatic conversion into equity of the 2021 Convertible Notes, which are collectively referred to as the “Transactions.”
The unaudited pro forma condensed combined financial statements are based on the Highland Transcend Partners I Corp. (“Highland Transcend”) historical financial statements and the Packable Holdings, LLC (“Packable”) historical consolidated financial statements as adjusted to give effect to the Transactions. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on September 30, 2021. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021, and the year ended December 31, 2020, give effect to the Transactions as if they had occurred on January 1, 2020.
The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the historical unaudited condensed financial statements of Highland Transcend as of and for the nine months ended September 30, 2021, and the related notes included elsewhere in this proxy statement/prospectus;

•
the historical audited financial statements of Highland Transcend as of December 31, 2020, and for the period from October 12, 2020 (inception) through December 31, 2020, and the related notes included elsewhere in this proxy statement/prospectus;

•
the historical unaudited condensed consolidated financial statements of Packable as of and for the nine months ended September 30, 2021, and the related notes included elsewhere in this proxy statement/ prospectus;

•
the historical audited consolidated financial statements of Packable as of and for the year ended December 31, 2020, and the related notes included elsewhere in this proxy statement/prospectus; and

•
the sections entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations of Highland Transcend,” “ Management’s Discussion and Analysis of Financial Condition and Results of Operations of Packable,” and other financial information relating to Highland Transcend and Packable included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.
Description of the Transactions
Business Combination
On September 8, 2021, there was a merger agreement entered into with the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, Packable, and Holder Representative, pursuant to which at least one day after the domestication (i) the Blocker Mergers will occur, in which simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (A) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (ii) after the Blocker Mergers, the New Packable Mergers will occur, in which simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland

Transcend surviving such merger, and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend.
This business combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows certain current Packable equity holders to retain their equity ownership in Packable, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger Packable units and provides potential future tax benefits for both New Packable and the Packable equity holders when they ultimately exchange their pass-through interests for shares of Class A common stock. New Packable will be a holding company, and immediately after the consummation of the business combination, its principal asset will be its ownership interests and right to appoint a majority of the managers on the board of managers of Packable.
The merger consideration to be paid to the Packable equity holders and the Blocker equity holders at the closing of the business combination pursuant to the merger agreement will have a value of $1,346,000,000 (with each share of Class A common stock and each paired share of Class B common stock and post-merger Packable unit valued at $10.00) plus the aggregate exercise price in respect of vested awards and, under circumstances specified in the merger agreement, certain unvested awards, in each case, under Packable’s existing incentive plan and will be paid in equity consideration, without considering certain earnout interests to be issued to the Earnout Participants at the closing, reserved and unvested awards (other than those mentioned above) under Packable’s existing incentive plan and any payments under the tax receivables agreement to be entered into at the closing. The equity consideration will be comprised of, (x) in the case of Packable equity holders, post-merger Packable units and an equivalent number of shares of Class B common stock (together with the post-merger Packable units, the “paired interests”), which collectively are exchangeable on a one-for-one basis for shares of Class A common stock and (y) in the case of the Blocker equity holders, Class A common stock.
In addition to the merger consideration, the earnout consideration received by Earnout Participants will include 12,000,000 RCUs and/or RSRs to vest in four equal tranches upon New Packable achieving a price per share of common stock of $12.00, $14.00, $16.00 and $18.00 (the “earnout milestones”) for any 20 trading days within any consecutive 30-trading day period commencing after the closing and ending on or prior to the five year anniversary of the closing; provided that (i) if one or all of the earnout milestones has not been achieved prior to the end of the five year period following the closing, (ii) New Packable consummates a transaction that results in a change of control and (iii) the price per share of New Packable in such transaction is equal to or greater than one or all of the earnout milestones that has not been satisfied during the applicable earnout period, then the applicable share price trigger that has not been satisfied will be deemed to have been satisfied, and, at the closing of such transaction, New Packable or Packable, as applicable, shall issue the applicable portion of the Earnout Shares as if such share price trigger has been achieved. The earnout consideration will be comprised of, (x) in the case of the Blocker equity holders, Class A RSRs which will, when vested, convert automatically into shares of Class A common stock, (x) in the case of the Packable equity holders, a number of RCUs and Class B RSRs, as applicable, which will, when vested, convert automatically into post-merger Packable units and Class B common stock, respectively, and (iii) in the case of the Earnout Optionholders, Class A RSRs with respect to Converted Options (which provides such holder with a stock option to purchase Class A common stock) which will convert into either Class A common stock or Earnout RSUs.
PIPE Subscription Financing
In connection with the execution of the merger agreement, Highland Transcend entered into subscription agreements with certain subscription investors pursuant to which it was agreed to issue and sell to the subscription investors, in the aggregate, $70.0 million of shares of Class A common stock of New Packable at a purchase price of $10.00 per share. The closing of the PIPE Investment will occur immediately prior to the closing.
2021 Convertible Notes
In connection with the execution of the merger agreement, on September 9, 2021, Packable received $110.0 million of proceeds from the issuance of convertible promissory notes, the outstanding principal and accrued and unpaid interest on which will automatically convert at the closing of the business combination into Class A common stock of New Packable at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Packable equity holders (the “2021 Convertible Notes”). Interest accrues on the 2021 Convertible Notes at 5.0% per annum and will be payable in kind or at maturity. If the 2021 Convertible Notes are prepaid or converted, including in connection with the closing, prior to the one-year anniversary of the issuance thereof, an additional amount of interest will accrue equal to an amount that would have accrued from the date of such prepayment or conversion to, but excluding, the first anniversary of the issuance thereof. The 2021 Convertible Notes issued in September 2021 are reflected in Packable’s historical consolidated financial statements as of September 30, 2021.
Tax Receivable Agreement
In connection with the business combination, New Packable will enter into a tax receivable agreement, pursuant to which New Packable will pay to the TRA Parties 85% of the net income tax savings that New Packable actually realizes (or, in certain circumstances, is deemed to realize) as a result of (i) certain favorable tax attributes it will acquire from the Blockers (other than GPI Blocker) in the Blocker Mergers (other than GPI Blocker Merger) (including net operating losses and certain of the Blockers’ (other than GPI Blocker’s) existing tax basis in their interests in Packable), (ii) increases to New Packable’s allocable share of the tax basis of Packable’s assets resulting from future redemptions or exchanges of post-merger Packable units for shares of Class A common stock or cash, (iii) tax attributes resulting from certain payments made under the tax receivable agreement and (iv) deductions in respect of interest under the tax receivable agreement.
Due to the uncertainty of sufficient projected taxable income of New Packable to realize all tax benefits, the unaudited pro forma condensed combined financial information does not assume that any TRA Party will become entitled to a payment under the tax receivable agreement or that any post-merger Packable equity holder will exchange post-merger Packable units. Therefore, no increases in tax basis in Packable’s assets have been reflected in the unaudited condensed combined pro forma financial information, nor have any liabilities that New Packable may incur under the tax receivable agreement.
Should New Packable change its assessment of realizability of its tax attributes in future periods, resulting in expected cash tax savings, the arising tax receivable agreement liability will be recorded at the exchange date against equity, or at a later point through income. Other remeasurements of the tax receivable agreement liability (e.g., due to change in tax rates) will be recorded through income as well.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2021
(in thousands)
			Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	Highland Transcend (Historical)	Packable and Subsidiaries (Historical)	Transaction Accounting Adjustments		New Packable Pro Forma	Transaction Accounting Adjustments		New Packable Pro Forma
Assets
Current assets:
Cash and cash equivalents	654	108,537	300,110	(a)	423,099	(255,100)	(j)	167,999
			70,000	(b)
			(10,500)	(c)
			(41,338)	(g)
			(800)	(e)
			(3,564)	(l)
Accounts receivable, net of allowance for doubtful accounts	—	288	—		288	—		288
Due from related parties	—	1,666	—		1,666	—		1,666
Merchandise inventory, net of reserve	—	124,524	—		124,524	—		124,524
Prepaid expenses and other current assets	611	2,602	—		3,213	—		3,213
Total current assets	1,265	237,617	313,908		552,790	(255,100)		297,690
Property and equipment, net	—	25,150	—		25,150	—		25,150
Goodwill	—	1,386	—		1,386	—		1,386
Investments at cost	—	4,793	—		4,793	—		4,793
Operating lease right-of-use assets	—	44,046	—		44,046	—		44,046
Other assets	—	8,952	(4,081)	(g)	4,871	—		4,871
Investments held in Trust Account	300,110	—	(300,110)	(a)	—	—		—
Total assets	301,375	321,944	9,717		633,036	(255,100)		377,936
Liabilities, mezzanine equity, and members’ deficit
Current liabilities:
Trade accounts payable	—	41,110	(3,043)	(g)	35,183	—		35,183
			(2,884)	(l)
Due to related parties	—	13,607	—		13,607	—		13,607
Accounts payable and accrued expenses	2,507	—	(2,102)	(g)	405	—		405
Accrued expenses and other current liabilities	—	16,718	(331)	(d)	12,507	—		12,507
			(3,200)	(g)
			(680)	(l)
Promissory note – related party	700	—	—		700	—		700
Current portion of long-term debt and finance lease obligations	—	5,674	—		5,674	—		5,674
Current portion of operating lease liabilities	—	4,563	—		4,563	—		4,563
Total current liabilities	3,207	81,672	(12,240)		72,639	—		72,639
Warrant liability	23,000	9,739	(9,739)	(f)	23,000	—		23,000
Deferred underwriting fee payable	10,500	—	(10,500)	(c)	—	—		—
Revolving line of credit	—	68,006	—		68,006	—		68,006
Long-term debt, net and finance lease obligations, net of current portion	—	114,971	(113,751)	(d)	1,220	—		1,220
Long-term related party debt	—	574	—		574	—		574
Operating lease liabilities, non-current	—	41,785	—		41,785	—		41,785
Other liabilities	—	234	—		234	—		234
Total liabilities	36,707	316,981	(146,230)		207,458	—		207,458
See accompanying notes to the unaudited pro forma condensed combined financial statements

			Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	Highland Transcend (Historical)	Packable and Subsidiaries (Historical)	Transaction Accounting Adjustments		New Packable Pro Forma	Transaction Accounting Adjustments		New Packable Pro Forma
Highland Transcend Class A ordinary shares subject to possible redemption	300,000	—	(300,000)	(h)	—	—		—
Packable Redeemable Preferred Units	—	387,395	(387,395)	(f)	—	—		—
Packable Redeemable noncontrolling interests	—	590	—		590	—		590
Total mezzanine equity	300,000	387,985	(687,395)		590	—		590
Shareholders’ / Members’ Equity (deficit)
Highland Transcend Preference shares	—	—	—		—	—		—
Highland Transcend Class A ordinary shares	—	—	—	(h)	—	—		—
Highland Transcend Class B ordinary shares	1	—	(1)	(h)	—	—		—
Packable Common Units		—	—	(f)	—	—		—
Packable Preferred Units		85,983	(85,983)	(f)	—	—		—
New Packable Class A common stock	—	—	1	(b)	8	(3)	(j)	5
			4	(h)				—
			1	(d)				—
			2	(f)
New Packable Class B common stock	—	—	11	(f)	11	—		11
Additional paid-in capital	—	—	69,999	(b)	914,468	(255,097)	(j)	658,928
			135,881	(d)		(443)	(k)
			483,104	(f)				—
			299,997	(h)
			(35,333)	(i)				—
			(36,341)	(g)				—
			(2,839)	(k)
Accumulated members’ (deficit)	(35,333)	(469,005)	(21,800)	(d)	(492,338)	—		(492,338)
			(733)	(g)(ff)
			35,333	(i)				—
			(800)	(e)
Non-controlling interest	—	—	2,839	(k)	2,839	443	(k)	3,282
Total members’ equity (deficit)	(35,332)	(383,022)	843,342		424,988	(255,100)		169,888
Total liabilities, mezzanine equity and stockholders’/members’ equity (deficit)	301,375	321,944	9,717		633,036	(255,100)		377,936

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
(in thousands, except share and per share amounts)
			Scenario 1 Assuming No Redemptions				Scenario 2 Assuming Maximum Redemptions
	Highland Transcend (Historical)	Packable and Subsidiaries (Historical)	Transaction Accounting Adjustments		New Packable Pro Forma		Transaction Accounting Adjustments		New Packable Pro Forma
Revenue	—	292,015	—		292,015		—		292,015
Cost of goods sold	—	158,777	—		158,777		—		158,777
Gross Profit	—	133,238	—		133,238		—		133,238
Operating expenses:
Selling and distribution expenses	—	155,374	—		155,374		—		155,374
Warehousing and general and administrative expenses	3,280	67,151	(5,199)	(ff)	65,232		—		65,232
Total operating expenses	3,280	222,525	(5,199)		220,606		—		220,606
Operating loss	(3,280)	(89,287)	5,199		(87,368)		—		(87,368)
Other income (expense):
Change in fair value of warrant liabilities	(5,873)	—	—		(5,873)		—		(5,873)
Loss on change in fair value of debt and warrant liability	—	(4,507)	3,751	(cc)	—		—		—
			756	(gg)
Interest expense, net	—	(8,307)	331	(cc)	(4,412)		—		(4,412)
			3,564	(ee)
Interest earned on investments held in Trust Account	99	—	(99)	(aa)	—		—		—
Other expense, net	—	(164)	—		(164)		—		(164)
Total other income (expense), net	(5,774)	(12,978)	8,303		(10,449)		—		(10,449)
Net loss and comprehensive loss	(9,054)	(102,265)	13,502		(97,817)		—		(97,817)
Net loss attributable to non-controlling interest	—	(46)	(55,935)	(bb)	(55,981)		(8,731)	(bb)	(64,712)
Net loss attributable to New Packable	(9,054)	(102,219)	69,437		(41,836)		8,731		(33,105)
Net loss per share – basic and diluted					(0.52)	(hh)			(0.60)	(hh)
Net loss per unit – basic and diluted		(21.71)
Net loss attributable to Packable per unit − basic and diluted		(21.70)
Net Loss per share, Class A ordinary shares – basic and diluted	(0.24)
Net Loss per share, Class B ordinary shares – basic and diluted	(0.24)
Weighted average shares outstanding, basic and diluted					80,842,943	(hh)			55,332,643	(hh)
Weighted average common units outstanding, basic and diluted		8,976,515
Weighted average shares outstanding of Class A ordinary shares	30,000,000
Weighted average shares outstanding of Class B ordinary shares	7,500,000
See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in thousands, except share and per share amounts)
			Scenario 1 Assuming No Redemptions				Scenario 2 Assuming Maximum Redemptions
	Highland Transcend (Historical)	Packable and Subsidiaries (Historical)	Transaction Accounting Adjustments		New Packable Pro Forma		Transaction Accounting Adjustments		New Packable Pro Forma
Revenue	—	373,260	—		373,260		—		373,260
Cost of goods sold	—	196,559	—		196,559		—		196,559
Gross Profit	—	176,701	—		176,701		—		176,701
Operating expenses:
Formation and operating costs	169	—	—		169		—		169
Selling and distribution expenses	—	188,030	—		188,030		—		188,030
Warehousing and general and administrative expenses	—	49,480	800	(dd)	56,212		—		56,212
			5,932	(ff)
Total operating expenses	169	237,510	6,732		244,411		—		244,411
Operating loss	(169)	(60,809)	(6,732)		(67,710)		—		(67,710)
Other income (expense):
Change in fair value of warrant liabilities	(3,580)	—	—		(3,580)		—		(3,580)
Loss on change in fair value of debt and warrant liability	—	(33,778)	5,788	(gg)	(27,990)		—		(27,990)
Transaction costs allocable to warrants	(507)	—	—		(507)		—		(507)
Loss on extinguishment of debt	—	(2,735)	2,735	(gg)	—		—		—
Interest expense, net	—	(16,195)	(3,564)	(ee)	(19,299)		—		(19,299)
			460	(gg)
Interest earned on marketable securities held in Trust Account	12		(12)	(aa)	—		—		—
Loss on conversion of convertible notes	—	—	(25,882)	(cc)	(25,882)		—		(25,882)
Other expense, net	—	(366)	—		(366)		—		(366)
Total other expense, net	(4,075)	(53,074)	(20,475)		(77,624)		—		(77,624)
Net loss and comprehensive loss	(4,244)	(113,883)	(27,207)		(145,334)		—		(145,334)
Net loss attributable to non-controlling interest	—	(24)	(83,132)	(bb)	(83,156)		(12,977)	(bb)	(96,133)
Net loss attributable to New Packable	(4,244)	(113,859)	55,925		(62,178)		12,977		(49,201)
Net Loss per share − basic and diluted					(0.77)	(hh)			(0.89)	(hh)
Net loss per unit − basic and diluted		(11.50)
Net Loss per share, Class A ordinary shares − basic and diluted	(0.26)
Net Loss per share, Class B ordinary shares − basic and diluted	(0.26)
Weighted average shares outstanding, basic and diluted					80,842,943	(hh)			55,332,643	(hh)
Weighted average common units outstanding, basic and diluted		9,901,624
Weighted average shares outstanding of Class A ordinary shares	9,375,000
Weighted average shares outstanding of Class B ordinary shares	7,070,313
See accompanying notes to the unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
1.
Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company reflecting the Transactions.
The unaudited pro forma condensed combined financial statements are based on the Highland Transcend historical financial statements, and the Packable historical consolidated financial statements as adjusted to give effect to the Transactions. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on September 30, 2021. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021, and the year ended December 31, 2020, give effect to the Transactions as if they had occurred on January 1, 2020.
Management has made significant estimates and assumptions in its determination of the pro forma adjustments. The pro forma adjustments reflecting the Transactions are based on certain currently available information and certain assumptions and methodologies that Highland Transcend believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. Highland Transcend believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.
The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the business combination. Highland Transcend and Packable have not had any historical relationship prior to the business combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The unaudited pro forma condensed combined financial information presents two redemption scenarios as follows:
•
Assuming No Redemptions (Scenario 1):   This presentation assumes that no Highland Transcend public shareholders exercise their right to have their Highland Transcend Class A ordinary shares converted into their pro rata share of the trust account and thus the full amount held in the trust account as of the Closing is available for the business combination; and

•
Assuming Maximum Redemptions (Scenario 2):   This presentation assumes that 25,510,000 Highland Transcend Class A ordinary shares, the maximum redemption of the outstanding Highland Transcend Class A ordinary shares that would allow the minimum available cash condition in the merger agreement of $115.0 million, to be satisfied, are redeemed, resulting in an aggregate payment of $255.1 million out of the trust account, which is derived from the number of shares that could be redeemed in connection with the business combination at an assumed redemption price of $10.00 per share based on the trust account balance as of September 30, 2021.

The following summarizes the pro forma ownership of New Packable common stock following the Closing, under the two scenarios:
	Scenario 1 Assuming No Redemptions		Scenario 2 Assuming Maximum Redemptions
(Shares In thousands)	Shares	%	Shares	%
Packable Equity Holders holding Class B common stock	108,086	57%	108,086	66%
Packable Equity Holders holding Class A common stock	24,630	13%	24,630	15%
PIPE and Convertible Note Investors	20,588	11%	20,588	13%
Highland Transcend Public shareholders	30,000	16%	4,490	3%
Shares held by Sponsor	5,625	3%	5,625	3%
Total Common Stock in New Packable	188,929	100%	163,419	100%
The public warrants and the private placement warrants of Highland Transcend have been reported as liability-classified instruments that will be subsequently remeasured at fair value in future reporting periods, with changes in fair value recognized in earnings. The 1,875,000 Deferred Founder Shares of Highland Transcend and Earnout consideration comprising of 12,000,000 Class A Restricted Stock Rights and Class B Restricted Stock Rights of New Packable have been classified within equity.
2.
Accounting for the Merger

The business combination represents a reverse merger and will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Highland Transcend will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the business combination, Packable stockholders will have a majority of the voting power of New Packable in both the no redemption and max redemption scenarios, Packable will comprise all of the ongoing operations of New Packable. Packable will control a majority of the governing body of New Packable, and Packable’s senior management will comprise all of the senior management of New Packable. Accordingly, for accounting purposes, the business combination will be treated as the equivalent of Packable issuing shares for the net assets of Highland Transcend, accompanied by a recapitalization. The net assets of Packable will be stated at historical cost. No goodwill or other intangible assets will be recorded. Operations after the business combination will be those of Packable. Packable’s incentive units are not subject to accelerated vesting conditions upon finalization of the business combination.
3.
Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma Transaction Accounting Adjustments:
a)
Reflects the reclassification of the Trust account to cash and cash equivalents that becomes available at the time of the business combination, assuming no Highland Transcend public stockholders exercise their right to have their Highland Transcend Public Shares redeemed for their pro rata share of the trust account.

b)
Reflects the proceeds of $70 million from the issuance and sale of 7,000,000 shares of New Packable’s Class A common stock at a par value of $0.0001 in the PIPE Investment pursuant to the Subscription Agreement.

c)
Reflects the settlement of $10.5 million in deferred underwriting fees incurred during Highland Transcend’s initial public offering that are payable upon completion of the business combination.

d)
Reflects the automatic conversion of the 2021 Convertible Notes with a principal amount of $110 million and interest (including make whole portion) of $5.5 million relating to the Notes into

Class A common stock of New Packable at a 15% discount. Packable has presented the 2021 Convertible Notes under the fair value option. Under the fair value option, the 2021 Convertible Notes have been stated at the fair value of $113.8 million as of September 30, 2021 and the resultant change in fair value of $3.8 million recorded as loss on change in fair value of debt and warrant liability for the nine months ended September 30, 2021. Interest related to the convertible notes was $331 thousand for the nine months ended September 30, 2021, which has been included in accrued expenses and other current liabilities. Upon the conversion, the fair value of the Convertible Notes of $113.8 million and interest accrued as of September 30, 2021 of $331 thousand was derecognized. The Class A common stock of New Packable issued in exchange for the Convertible Notes and make-whole interest were recorded at the fair value of the common stock in the amount of $1 thousand and additional paid-in capital in the amount of $135.9 million, with the resulting difference being accounted for as a loss of $22 million in accumulated deficit.
e)
Reflects additional compensation expense of $0.80 million payable to the officer and Director of Highland Transcend on account of a one-time retention bonus, recorded in accumulated deficit.

f)
Reflects the recapitalization of Packable through the contribution of all outstanding common and preferred units of Packable to Highland Transcend and the issuance of 24.6 million Class A common stock and 108.1 million Class B common stock of New Packable as a result of the recapitalization, the carrying value of Packable Common units of nil, Redeemable Preferred Units of $387.4 million, Preferred units of $86.0 million and warrant liability of $9.7 million were derecognized. New Packable’s Class A common stock and Class B common stock issued as part of the recapitalization were recorded to Class A common stock and Class B common stock in the amount of $2 thousand and $11 thousand respectively and additional paid-in capital in amount of $483.1 million.

g)
Reflects the payment of preliminary estimated transaction costs incurred by Highland Transcend and Packable for legal, financial advisory, accounting, auditing and other professional fees. Costs directly attributable to the business combination amount to $36.3 million and consists of $25 million relating to financial advisory fees, $2.2 million relating to PIPE subscription and $9.1 million relating to legal, accounting, auditing, and other professional fees and are recorded as a reduction to additional paid-in capital. Transaction costs not directly related to the transaction amounting to $5.9 million consist of certain legal, accounting and auditing costs, of which $3.1 million were recorded as Warehousing and general and administrative expenses, in Packable’s historical Consolidated statement of operations for the nine months ended September 30, 2021, $2.1 million were recorded as General and administrative expenses in Highland Transcend’s historical Condensed Statements of operations for the nine months ended September 30, 2021 and the remainder, amounting to $0.7 million is related to additional estimated accounting and auditing fees recorded as a Transaction Accounting Adjustment to accumulated deficit. Additionally, it reflects the reduction of other assets by $4.1 million for transaction costs capitalized by Packable, trade payables, accrued expenses and other current liabilities by $6.2 million for transaction costs accrued by Packable and accounts payable and accrued expenses by $2.1 million for transaction costs accrued by Highland Transcend. Refer to adjustment (ff) for additional details regarding the transaction costs that are not directly attributable to the business combination.

h)
Reflects the conversion of 30 million Class A ordinary shares subject to possible redemption of Highland Transcend into Class A common stock of New Packable. Additionally, it reflects the conversion of 5.6 million Class B ordinary shares issued to Founders and not deferred into New Packable Class A Common stock. New Packable’s Class A stock issued as part of the conversion of Class A and Class B ordinary shares were recorded to common stock in the amount of $4 thousand and additional paid-in capital in amount of $300 million, which assumes no Highland Transcend public shareholders exercise their redemption rights.

i)
Reflects the elimination of Highland Transcend’s historical accumulated deficit.

j)
Reflects the assumption that Highland Transcend’s public shareholders exercise their redemption rights with respect to a maximum of 25,510,000 Class A ordinary shares prior to the consummation of the business combination at a redemption price of approximately $10.00 per share, or

$255.1 million in cash. The $255.1 million or 25,510,000 Class A ordinary shares represent the maximum redemption amount under which the Available Closing Acquiror Cash is at least $115 million.
k)
Primarily reflects the allocation of Net Asset to the Noncontrolling Interests due to Retained Interests by Packable Sellers. Under the no redemption scenario, the Noncontrolling Interest represents approximately 57% of ownership interest retained in Packable by the Sellers. Under the maximum redemption scenario, the Noncontrolling Interest represents approximately 66% of ownership interest retained in Packable by the Sellers.

l)
Reflects payment of debt issuance expenses of $3.6 million incurred in relation to the 2021 Convertible Notes, recorded as a reduction to trade accounts payable of $2.9 million and $0.7 million to accrued expenses and other current liabilities.

4.
Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2021, and the Year Ended December 31, 2020

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma Transaction Accounting Adjustments:
aa)
Reflects the elimination of interest income earned on investments held in the Highland Transcend Trust Account.

bb)
Reflects the allocation of net loss to the non-controlling interests due to the interests retained in Packable by the Sellers as reflected in the table below:

	Scenario 1		Scenario 2
(In thousands, except non-cotrolling interest percentage)	Assuming No Redemptions	Incremental Proforma Adjustment	Assuming Maximum Redemptions
Nine months ended September 30, 2021
Pro forma Net Loss	$(97,817)	—	$(97,817)
Less: Net loss attributable to non-controlling interest of Packable and Subsidiaries (Historical)	(46)	—	(46)
Proforma Net loss adjusted	(97,771)	—	(97,771)
Noncontrolling interest percentage	57%	—	66%
Noncontrolling interest pro forma adjustment	(55,935)	(8,731)	(64,666)
Total Net loss attributable to non-controlling interest	(55,981)	(8,731)	(64,712)
Net loss attributable to New Packable	$(41,836)	$8,731	$(33,105)
	Scenario 1		Scenario 2
(In thousands, except non-cotrolling interest percentage)	Assuming No Redemptions	Incremental Proforma Adjustment	Assuming Maximum Redemptions
Year ended December 31, 2020
Pro forma Net Loss	$(145,334)	—	$(145,334)
Less: Net loss attributable to non-controlling interest of Packable and Subsidiaries (Historical)	(24)	—	(24)
Proforma Net loss adjusted	(145,310)	—	(145,310)
Noncontrolling interest percentage	57%	—	66%
Noncontrolling interest pro forma adjustment	(83,132)	(12,977)	(96,109)
Total Net loss attributable to non-controlling interest	(83,156)	(12,977)	(96,133)
Net income attributable to New Packable	$(62,178)	$12,977	$(49,201)

cc)
Reflects loss of $26.0 million on conversion of the 2021 Convertible Notes and interest (including make whole portion) of $5.5 million relating to the Notes into Class A common stock of New Packable at a 15% discount. as if it was incurred during the year ended December 31, 2020. This is a one-time cost and pertains to the pro forma adjustment for the year ended December 31, 2020. Also reflects an adjustment to eliminate unrealized loss on change in fair value of 2021 Convertible Notes of $3.8 million and interest expense of $331 thousand for the nine months ended September 30, 2021 as it is assumed that the 2021 Convertible Notes and interest would have been converted to Class A common stock of New Packable as if the business combination had occurred on January 1, 2020.

dd)
Reflects additional compensation expense of $0.8 million payable to the officer and Director of Highland Transcend recorded in warehousing and general and administrative expenses on account of a one-time retention bonus. This is a one-time cost and pertains to the pro forma adjustment for the year ended December 31, 2020.

ee)
Reflects debt issuance expenses of $3.6 million incurred in relation to the 2021 Convertible Notes recorded in interest expense, net. Since the Convertible Notes are measured at fair value in each reporting period until they are settled, with changes in the fair values being recognized in the consolidated statements of operations as income or expense, the related issuance costs have been expensed as incurred. The debt issuance costs of $3.6 million have been recorded as Interest expense, net for the nine months ended September 30, 2021 as if they were incurred during the year ended December 31, 2020.

ff)
Reflects estimated one-time transaction costs that are not directly attributable to the business combination amounting to $5.9 million (of certain legal, accounting and auditing fees), adjusted as if they were incurred during the year ended December 31, 2020 of which $3.1 million were recorded in warehousing and general and administrative expenses in Packable’s historical Consolidated statement of operations for the nine months ended September 30, 2021 and $2.1 million were recorded in general and administrative expenses in Highland’s historical Condensed Statements of operations for the nine months ended September 30, 2021. The remainder, amounting to $0.7 million is related to additional estimated accounting and auditing fees that are not directly attributable to the business combination

gg)
Reflects adjustment for the loss on change in fair value of warrant liability of $0.7 million for the nine months ended September 30, 2021 and $8.9 million for the year ended December 31, 2020, as if the warrant liability was derecognized as on January 1, 2020.

hh)
The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of New Packable shares outstanding at the closing of the business combination, assuming the business combination occurred on January 1, 2020. As the unaudited pro forma condensed combined statement of operations is in a loss position, anti-dilutive instruments were not included in the calculation of diluted weighted average number of common shares outstanding.

Pro Forma weighted average common shares outstanding — basic and diluted is calculated as follows:
	Nine Months Ended September 30, 2021
(In thousands, except per share data)	Assuming No Redemptions	Assuming Maximum Redemptions
Numerator:
Pro forma net loss	$(41,836)	$(33,105)
Denominator:
Public shareholders	30,000	4,490
PIPE and Convertible Note Investors	20,588	20,588
Sponsor non-earnout shares	5,625	5,625
Packable Shareholders holding Class A common stock in New packable	24,630	24,630
Pro forma weighted average shares outstanding, basic and diluted	80,843	55,333
Pro forma basic and diluted net loss per share(1)(2)(3)	$(0.52)	$(0.60)
	Year Ended December 31, 2020
(In thousands, except per share data)	Assuming No Redemptions	Assuming Maximum Redemptions
Numerator:
Pro forma net loss	$(62,178)	$(49,201)
Denominator:
Public shareholders	30,000	4,490
PIPE and Convertible Note Investors	20,588	20,588
Sponsor non-earnout shares	5,625	5,625
Packable Shareholders holding Class A common stock in New Packable	24,630	24,630
Pro forma weighted average shares outstanding, basic and diluted	80,843	55,333
Pro forma basic and diluted net loss per share(1)(2)(3)	$(0.77)	$(0.89)

(1)
Because basic and diluted weighted average shares outstanding are the same in a net loss position, combined pro forma net loss per share excludes 10,000,000 public warrants and 5,333,333 private placement warrants of Highland Transcend.

(2)
The combined pro forma net loss per share excludes the impact of 1,875,000 Deferred Founder Shares of Highland Transcend and Earnout consideration comprising of 12,000,000 Class A Restricted Stock Rights and Class B Restricted Stock Rights of New Packable, as the earnout contingency has not been met.

(3)
Shares of New Packable Class B common stock do not participate in the earnings or losses of New Packable and, therefore, are not participating securities. As such, a separate presentation of basic and diluted earnings per share of New Packable Class B common stock under the two-class method has not been presented.

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS
Comparison of Shareholder Rights under Applicable Corporate Law Before and After the Domestication
Highland Transcend is an exempted company incorporated under the Cayman Islands Companies Act. The Cayman Islands Companies Act and Highland Transcend’s existing organizational documents govern the rights of its shareholders. The Cayman Islands Companies Act differs in some material respects from laws generally applicable to United States corporations and their stockholders. In addition, the existing organizational documents will differ in certain material respects from the proposed organizational documents of New Packable. As a result, when you become a stockholder of New Packable, your rights will differ in some regards as compared to when you were a shareholder of Highland Transcend before the domestication.
Below is a summary chart outlining important similarities and differences in the corporate governance and shareholder rights associated with each of Highland Transcend and New Packable according to applicable law and/or the existing organizational documents of Highland Transcend and proposed organizational documents New Packable. You also should review the existing organizational documents of Highland Transcend and the proposed organizational documents of New Packable attached hereto as Annexes B, C and H to this proxy statement/prospectus, as well as the DGCL and corporate laws of the Cayman Islands, including the Cayman Islands Companies Act, to understand how these laws apply to Highland Transcend and New Packable.
	Cayman Islands	Delaware
Stockholder/Shareholder Approval of Business Combinations
Mergers require a special resolution, and any other authorization as may be specified in the relevant articles of association. Parties holding certain security interests in the constituent companies must also consent.
All mergers (other than parent/subsidiary mergers) require shareholder approval — there is no exception for smaller mergers.
Where a bidder has acquired 90% or more of the shares in a Cayman Islands company, it can compel the acquisition of the shares of the remaining shareholders and thereby become the sole shareholder.
A Cayman Islands company may also be acquired through a “scheme of arrangement” sanctioned by a Cayman Islands court and approved by 50%+1 in number and 75% in value of shareholders in attendance and voting at a shareholders’ meeting.

Mergers generally require approval of a majority of all outstanding shares.
Mergers in which less than 20% of the acquirer’s stock is issued generally do not require acquirer stockholder approval.
Mergers in which one corporation owns 90% or more of a second corporation may be completed without the vote of the second corporation’s board of directors or stockholders.

Stockholder/Shareholder Votes for Routine Matters	Under the Cayman Islands Companies Act, routine corporate matters may be approved by an ordinary	Generally, approval of routine corporate matters that are put to a stockholder vote require the affirmative vote of the majority

	Cayman Islands	Delaware
	resolution (being a resolution passed by a simple majority of the shareholders as being entitled to do so).	of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.
Appraisal Rights	Minority shareholders that dissent from a merger are entitled to be paid the fair market value of their shares, which if necessary may ultimately be determined by the court.	Generally, a stockholder of a publicly traded corporation does not have appraisal rights in connection with a merger. Stockholders of a publicly traded corporation do, however, generally have appraisal rights in connection with a merger if they are required by the terms of a merger agreement to accept for their shares anything except: (a) shares or depository receipts of the corporation surviving or resulting from such merger; (b) shares of stock or depository receipts that will be either listed on a national securities exchange or held of record by more than 2,000 holders; (c) cash in lieu of fractional shares or fractional depository receipts described in (a) and (b) above; or (d) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in (a), (b) and (c) above.
Inspection of Books and Records	Shareholders generally do not have any rights to inspect or obtain copies of the register of shareholders or other corporate records of a company.	Any stockholder may inspect the corporation’s books and records for a proper purpose during the usual hours for business.
Stockholder/Shareholder Lawsuits	In the Cayman Islands, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. A shareholder may be entitled to bring a derivative action on behalf of the company, but only in certain limited circumstances.	A stockholder may bring a derivative suit subject to procedural requirements (including adopting Delaware as the exclusive forum as per Proposal No. 4 — Organizational Documents Proposal A).
Fiduciary Duties of Directors
A director owes fiduciary duties to a company, including to exercise loyalty, honesty and good faith to the company as a whole.
In addition to fiduciary duties, directors owe a duty of care, diligence and skill. Such duties
Directors must exercise a duty of care and duty of loyalty and good faith to a corporation and its stockholders.

	Cayman Islands	Delaware
are owed to the company but may be owed direct to creditors or shareholders in certain limited circumstances.
Indemnification of Directors and Officers	A Cayman Islands company generally may indemnify its directors or officers except with regard to fraud, dishonesty or willful default or to protect from the consequences of committing a crime.	A corporation is generally permitted to indemnify its directors and officers acting in good faith.
Limited Liability of Directors	Liability of directors may be limited, except with regard to their actual fraud or willful default.	Permits limiting or eliminating the monetary liability of a director to a corporation or its stockholders, except with regard to breaches of duty of loyalty, intentional misconduct, unlawful repurchases or dividends, or improper personal benefit.

BUSINESS OF HIGHLAND TRANSCEND
Highland Transcend is a blank check company incorporated in the Cayman Islands on October 12, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination.
Highland Transcend was established by our founding partners — Ian Friedman, Bob Davis, Paul Maeder, and Dan Nova — with the mission of supporting long-term value creation in the next generation of transformational public companies. We believe that the businesses with the greatest propensity for long-term value creation seek partners who are themselves proven value builders and have demonstrated success in ushering companies from private to public operating environments.
Highland Transcend History
In October 2020, our sponsor purchased an aggregate of 7,500,000 Class B ordinary shares (our “founder shares”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. Our Class B ordinary shares will automatically convert into Class A ordinary shares, on a one-for-one basis, upon the completion of a business combination. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the issued and outstanding ordinary shares upon completion of the initial public offering.
On December 7, 2020, we completed our initial public offering of 30,000,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $300,000,000. Each unit consists of one of Highland Transcend’s shares of Class A ordinary shares, par value $0.0001 per share, and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments.
Substantially concurrently with the completion of the initial public offering, our sponsor purchased an aggregate of 5,333,333 warrants (the “private placement warrants”) at a price of $1.50 per warrant, or $8,000,000 in the aggregate. A total of $300,000,000, comprised of $294,000,000 of the proceeds from the initial public offering, including $10,500,000 of the underwriters’ deferred discount, and $6,000,000 of the proceeds of the sale of the private placement warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Highland Transcend, acting as trustee.
On January 22, 2021, we announced that, commencing January 25, 2021, holders of the 30,000,000 units sold in the initial public offering may elect to separately trade the Class A ordinary shares and the warrants included in the units. Those units not separated continued to trade on the NYSE under the symbol “HTPA.U” and the Class A ordinary shares and warrants that were separated trade under the symbols “HTPA” and “HTPA.WS,” respectively.
Initial Business Combination
The rules of the NYSE require and our amended and restated memorandum and articles of association provide that we must consummate an initial business combination with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (excluding the amount of any deferred underwriting commission held in trust) at the time of our signing a definitive agreement in connection with our initial business combination. Our board of directors will make the determination as to the fair market value of our initial business combination upon standards generally accepted by the financial community. If our board of directors is not able to independently determine the fair market value of our initial business combination (including with the assistance of financial advisors), we will obtain an opinion from an independent investment banking firm which is a member of FINRA or a valuation or appraisal firm with respect to the satisfaction of such criteria. While we consider it likely that our board of directors will be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of the target’s assets or prospects.

We may structure our initial business combination such that the post transaction Highland Transcend owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post transaction Highland Transcend owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment Highland Transcend under the Investment Highland Transcend Act of 1940, as amended, or the Investment Highland Transcend Act. Even if the post transaction Highland Transcend owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the business combination may collectively own a minority interest in the post transaction Highland Transcend, depending on valuations ascribed to the target and us in the business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock, shares or other equity interests of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our issued and outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post transaction Highland Transcend, the portion of such business or businesses that is owned or acquired is what will be taken into account for purposes of the 80% of net assets test described above. If the business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses.
Corporate Information
Our executive offices are located at 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140, and our telephone number is (617) 401-4015. Our corporate website address is www.highlandtranscend.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.
We are a Cayman Islands exempted Highland Transcend. Exempted companies are Cayman Islands companies conducting business mainly outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Law. As an exempted Highland Transcend, we have received a tax exemption undertaking from the Cayman Islands government that, in accordance with Section 6 of the Tax Concessions Law (2018 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations will apply to us or our operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax will be payable (i) on or in respect of our shares, debentures or other obligations or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by us to our shareholders or a payment of principal or interest or other sums due under a debenture or other obligation of us.
We are an “emerging growth Highland Transcend,” as defined in Section 2(a) of the Securities Act o, as modified by the JOBS Act . As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth Highland Transcend” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth Highland Transcend” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth Highland Transcend until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that are held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth Highland Transcend” will have the meaning associated with it in the JOBS Act.
Additionally, we are a “smaller reporting Highland Transcend” as defined in Rule 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting Highland Transcend until the last day of any fiscal year for so long as either (1) the market value of our ordinary shares held by non-affiliates did not exceed $250 million as of the prior June 30, or (2) our annual revenues did not exceed $100 million during such completed fiscal year and the market value of our ordinary shares held by non-affiliates did not exceed $700 million as of the prior June 30.
Limitation on Liability and Indemnification of Officers and Directors
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. We have also entered into indemnity agreements with them.
Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.
Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.
Redemption of Public Shares and Liquidation if No Initial Business Combination
Our amended and restated memorandum and articles of association provide that we will have only until December 7, 2022 to complete our initial business combination. If we have not completed our initial business combination within such period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the allotted time period.
Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares held by them if we fail to complete our initial business combination by December 7, 2022. However, if our sponsor or management team acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the allotted time period.
Our sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement, we would not proceed with the amendment or the related redemption of our public shares at such time.
We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $1,000,000 of proceeds held outside the trust account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay income taxes on interest income earned on the trust account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.
If we were to expend all of the net proceeds of our initial public offering and the sale of the private placement warrants, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.00. The funds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.00. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.
Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of Highland Transcend under the circumstances. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. WithumSmith+Brown, PC, our independent registered public accounting firm, and the underwriters of our initial public offering will not execute agreements with us waiving such claims to the monies held in the trust account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than WithumSmith+Brown, PC, our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are securities of our Highland Transcend. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the funds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.
We will seek to reduce the possibility that our sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our sponsor will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. We will have access to up to approximately $1,000,000 from the proceeds of our initial public offering with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our trust account could be liable for claims made by creditors.
If we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the funds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return $10.00 per share to our public shareholders. Additionally, if we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our Highland Transcend to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.
Our public shareholders will be entitled to receive funds from the trust account only (i) in the event of the redemption of our public shares if we do not complete our initial business combination by December 7, 2022, (ii) in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) if they redeem their respective shares for cash upon the completion of our initial business combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such shareholder must have also exercised its redemption rights described above. These provisions of our amended and restated memorandum and articles of association, like all provisions of our amended and restated memorandum and articles of association, may be amended with a shareholder vote.
Facilities
We currently utilize office space at 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140 from our sponsor and the members of our management team as our executive offices. We consider our current office space adequate for our current operations.
Employees
We currently have three officers: Ian Friedman, Paul Maeder and Dan Nova. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full time employees prior to the completion of our initial business combination.
Legal Proceedings
We may be subject to legal proceedings, investigations and claims incidental to the conduct of our business from time to time. On December 7, 2021, a purported shareholder of Highland Transcend filed a lawsuit in New York State Supreme Court, alleging that the registration statement filed on October 22, 2021 by Highland Transcend, in connection with the business combination with Packable, failed to disclose certain allegedly material information related to the business combination. The lawsuit asserted claims for fraudulent misrepresentation and concealment and for negligent misrepresentation and concealment under New York common law against Highland Transcend and its directors. The complaint sought a declaration that defendants negligently or fraudulently misrepresented, concealed or omitted material information; an injunction enjoining the shareholder vote on the proposed business combination until the information at issue is disclosed; monetary damages; and attorneys’ fees and expenses. On January 18, 2022, the plaintiff filed an amended complaint, dropping the claims for fraudulent and negligent misrepresentation and concealment under New York common law and asserting instead claims for breach of fiduciary duty under Delaware law and Cayman Islands law. The amended complaint seeks a declaration that defendants breached those duties, as well as the same injunctive and monetary relief sought by the original complaint. A preliminary injunction hearing was held on February 3, 2022, and the court has not yet issued a ruling.
Periodic Reporting and Audited Financial Statements
HTP has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission.
For additional information, see the information set forth under the caption “Item 1. Business” in Highland Transcend’s Annual Report on Form 10-K/A for the year ended December 31, 2020, which is incorporated herein and attached as Annex J to this proxy statement/prospectus.
Directors and Executive Officers
Name	Age	Position
Ian Friedman	39	Chief Executive Officer and Director
Bob Davis	65	Executive Chairman and Director
Paul Maeder	67	Chief Financial Officer
Dan Nova	60	Chief Investment Officer
Julie Bradley	53	Director
William Hockey	32	Director
Greg Peters	50	Director
Mike Wystrach	41	Director
Our directors and executive officers are as follows:
Ian Friedman, Chief Executive Officer and Director
Ian Friedman has served as our CEO and a member of our board of directors since inception. Since January 2020, Mr. Friedman has worked as an investor in the venture capital industry. Mr. Friedman joined Goldman Sachs in 2012, became vice president in 2014, and from September 2015 to October 2019 served as the Co-Head of the Venture Capital and Growth Equity team within Goldman Sachs Investment Partners. From September 2008 to July 2010, Mr. Friedman served as a Private Equity Investor of Bain Capital, LLC, a private investment firm. From September 2006 to July 2008, Mr. Friedman served as a consultant at Boston Consulting Group, a management consulting firm. Mr. Friedman has also served on the board of thredUP since 2015. Mr. Friedman holds an MBA from the Stanford Graduate School of Business and a degree in Honours Business Administration from the University of Western Ontario, Richard Ivey School of Business. We believe that Mr. Friedman is qualified to serve as a member of our board of directors because of his extensive business and investment experience in the venture capital industry and his knowledge of the disruptive commerce; digital media and services; and enterprise software industries.
Bob Davis, Executive Chairman and Director
Bob Davis has served as our Executive Chairman and a member of our board of directors since inception. Since 2001, Mr. Davis has worked as an investor in the venture capital industry with Highland Capital Partners where he currently serves as General Partner. From June of 1995, Mr. Davis was the Founder and CEO of Lycos (IPO), a leading internet portal and media destination, and served as such until its October 2000 acquisition by Terra Networks for $5.4B. Mr. Davis served as the CEO of the newly formed Terra Lycos until February 2001 and then as the Vice Chairman of Terra Lycos until 2003. Mr. Davis has served on numerous public company boards including Lycos, Ticketmaster and John Hancock Financial Services, he has also served on many private company boards, principally through his role as a venture capital investor. Mr. Davis holds an MBA from Babson College and a BS from Northeastern University with Highest Distinction. We believe Mr. Davis’s extensive knowledge in the areas of commerce and technology coupled with his experience as a venture capitalist makes him well qualified to serve as a director.

Paul Maeder, Chief Financial Officer
Paul Maeder has been our Chief Financial Officer since inception. From 1987 to the Present, Mr. Maeder has been General Partner and, beginning in 2016, the Chair of Highland Capital Partners, a venture capital company. Previously, Mr. Maeder was an associate (1984-1985) and then served as General Partner (1985-1987) of Charles River Ventures, a venture capital company. Prior to joining Charles River Ventures, Mr. Maeder was an Engineer and Project Manager of Synemed, Inc., a biomedical engineering products company. Mr. Maeder also serves on the board of 2U (2010-Present) and Exagrid, Inc. (2017-Present). Mr. Maeder has an MBA from Harvard Business School, an MS from Stanford University, and a BSE from Princeton University.
Dan Nova, Chief Investment Officer
Dan Nova has served as our Chief Investment Officer and a member of our board of directors since inception. Mr. Nova has served as a General Partner of Highland Capital Partners since 1996. Prior to joining Highland in 1996, Dan was a Partner at CMG@Ventures from 1995 to 1996. From 1989 to 1994, Mr. Nova was a Senior Associate at Summit Partners. Mr. Nova also serves as a member of the board of directors of a number of privately held companies and has served as a member of the board of directors of publicly traded companies in the past. Mr. Nova holds an MBA from Harvard Business School and a BS in Computer Science and Marketing from Boston College.
Julie Bradley, Director
Julie Bradley has served as a director since December 3, 2020. From 2011 to 2015, she served as the Chief Financial Officer, Chief Accounting Officer, Senior Vice President and Treasurer of TripAdvisor. From 2005 to 2011, Ms. Bradley served as Chief Financial Officer of Art Technology Group Inc., up until it was acquired by Oracle. Prior to joining Art Technology Group Inc., she was Vice President of Finance at Akamai Technologies, a global content delivery network, cybersecurity, and cloud service company. Prior to Akamai Technologies, Ms. Bradley served for over seven years at Deloitte & Touche LLP, serving as a Manager specializing in multinational corporate taxation. Ms. Bradley currently serves on the board of Wayfair (since 2018), First Watch (since 2020) and GoodRx (since 2020). Ms. Bradley is a Certified Public Accountant and holds a B.A. in Economics from Wheaton College. We believe Ms. Bradley’s experience in the areas of commerce, technology and finance make her well qualified to serve as a director.
William Hockey, Director
William Hockey has served as a director since December 3, 2020. Mr. Hockey is the co-founder and former chief technology officer and president (2012-2020) of Plaid, a data network that powers the fintech tools millions of consumers rely on to live healthier financial lives. Plaid is used by developers and businesses to make it easy for consumers to connect their financial accounts with the apps and services they want to use, and connects with financial institutions across the U.S, Canada and Europe. Mr. Hockey continues to serve on the board of Plaid. Prior to co-founding Plaid, Mr. Hockey was an associate at Bain & Company. Mr. Hockey holds undergraduate degrees in Computer Science and Systems and Operations from Emory University. We believe Mr. Hockey’s experience in the areas of technology and financial services make him well qualified to serve as a director.
Greg Peters, Director
Greg Peters has served as a director since December 3, 2020. Mr. Peters is Chief Operating Officer and Chief Product Officer of Netflix. Previously, he was International Development Officer for Netflix, responsible for the global partnerships with consumer electronics companies, Internet service providers and multi-channel video programming distributors that enable Netflix to deliver movies and TV shows across a full range of devices and platforms. Prior to joining Netflix in 2008, Mr. Peters was Senior Vice President of consumer electronics products for Macrovision Solutions Corp, (later renamed to Rovi Corporation) and previously held positions at digital entertainment software provider, Mediabolic Inc., Red Hat Network, the provider of Linux and Open Source technology, and online vendor Wine.com. Mr. Peters holds a BS in Physics and Astronomy from Yale University. Mr. Peters joined the board of 2U, Inc., a global leader in education technology, in March of 2018. We believe Mr. Peters’s experience in the areas of digital entertainment and technology make him well qualified to serve as a director.
Mike Wystrach, Director
Mike Wystrach has served as a director since December 3, 2020. From 2012 to present, Mr. Wystrach has served as the Chief Executive Officer of Freshly, the leading manufacturer of fresh, prepared meals in the United States. He brings nearly a decade of experience in the food industry and, prior to founding Freshly, Mr. Wystrach worked in every stage of business, from launching startups to equity sales with Wall Street trading companies. Mr. Wystrach holds an undergraduate degree in Finance from the University of Arizona (2002). We believe Mr. Wystrach’s experience in operations and finance make him well qualified to serve as a director.
Number and Terms of Office of Officers and Directors
Our board of directors consists of six members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first general meeting) serving a three-year term. In accordance with the NYSE corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on the NYSE. The term of office of the first class of directors, consisting of Greg Peters and Mike Wystrach, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Julie Bradley and William Hockey, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Ian Friedman and Bob Davis, will expire at the third annual general meeting.
Only holders of Class B ordinary shares will have the right to appoint directors in any general meeting held prior to or in connection with the completion of our initial business combination. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. These provisions of our amended and restated memorandum and articles of association relating to the rights of holders of Class B ordinary shares to appoint directors may be amended by a special resolution passed by a majority of at least 90% of our ordinary shares voting in a general meeting. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated memorandum and articles of association.
Director Independence
The rules of the NYSE require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder, stockholder or officer of an organization that has a relationship with the company). Our board of directors has determined that Julie Bradley, William Hockey, Greg Peters and Mike Wystrach are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Officer and Director Compensation
None of our officers or directors have received any cash compensation for services rendered to us. Commencing December 3, 2020 through the earlier of consummation of our initial business combination and our liquidation, we will pay our sponsor or an affiliate thereof up to $15,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team and other expenses and obligations of our sponsor. In addition, our sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.
Committees of the Board of Directors
Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Both our audit committee and our compensation committee will be composed solely of independent directors. Subject to phase-in rules, the rules of the NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of the NYSE require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. The charter of each committee will be available on our website at https://highlandtranscend.com/investor-relations/.
Audit Committee
Mike Wystrach, Greg Peters and William Hockey serve as members and Mr. Wystrach serves as chair of the audit committee. Mr. Wystrach, Mr. Peters and Mr. Hockey are independent of and unaffiliated with our sponsor and our underwriters. Under the NYSE listing standards and applicable SEC rules, all the directors on the audit committee must be independent.
Mr. Wystrach is financially literate and our board of directors has determined that Mr. Wystrach qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
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assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
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pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

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setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
Julie Bradley, William Hockey and Mike Wystrach serve as the members and Ms. Bradley serves as the chair of the compensation committee. Under the NYSE listing standards, all the directors on the compensation committee must be independent.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•
reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our sponsor of up to $15,000 per month, for up to 24 months, for office space, utilities, secretarial and administrative support, other expenses and obligations of our sponsor and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance are Greg Peters, Julie Bradley and Mike Wystrach. Mr. Peters serves as the chair of the nominating and corporate governance committee. Under the NYSE listing standards, all the directors on the nominating and corporate governance committee must be independent.
We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the board of directors;

•
developing and recommending to the board of directors and overseeing implementation of our corporate governance

•
guidelines;

•
coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2020 there were no delinquent filers.
Code of Ethics
We have adopted a code of ethics applicable to our directors, officers and employees (our “Code of Ethics”). Our Code of Ethics is available on our website. Our Code of Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website.
Conflicts of Interest
All of our executive officers and certain of our directors have or may have fiduciary and contractual duties to certain companies in which they have invested. These entities may compete with us for acquisition opportunities. If these entities decide to pursue any such opportunity, we may be precluded from pursuing it. However, we do not expect these duties to present a significant conflict of interest with our search for an initial business combination.
Under Cayman Islands law, directors and officers owe the following fiduciary duties:
(i)
duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

(ii)
duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)
directors should not improperly fetter the exercise of future discretion;

(iv)
duty to exercise powers fairly as between different sections of shareholders;

(v)
duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

(vi)
duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.
As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings.
Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer on the one hand, and us, on the other. We do not believe that these conflicts materially impacted Highland Transcend’s search for an initial business combination target because our sponsor, officers and directors have significant experience in identifying and executing multiple acquisition opportunities simultaneously and we were not limited by industry or geography in terms of the acquisition opportunities we could pursue.
Below is a table summarizing the other entities to which our officers and directors currently have fiduciary duties or contractual obligations:
Individual	Entity/Organization	Entity’s Business	Affiliation
Ian Friedman	thredUP	Consumer/Retail	Director
Bob Davis	Veena Robotics Advisor 360 Coin Metrics LovePop	Technology Financial Services Financial Services/Technology	Director Director Director Director
Paul Maeder	2U Exagrid, Inc.	Technology Technology	Director Director
Dan Nova	Catalant Clearbanc Kyruus Rent the Runway RapidSOS thredUP	Software/Marketplace Financial Services/Technology Healthcare Technology Consumer/Retail Technology Consumer/Retail	Director Director Director Director Director Director
Julie Bradley William Hockey	Wayfair First Watch GoodRx Plaid	Consumer/Retail Consumer/Dining Healthcare/Technology Technology/Financial Services	Director Director Director Director
Greg Peters	2U	Technology	Director
Mike Wystrach	Freshly	Manufacturing/Consumer	Chief Executive Officer
There are also other potential conflicts of interest:
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Our officers and directors are not required to, and will not, commit their lull time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our officers are not obligated to contribute any specific number of hours per week to our affairs.

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Our initial shareholders hold founder shares and private placement warrants. Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination. Additionally, our sponsor, officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the private placement warrants will expire worthless. Furthermore, our sponsor, officers and directors have agreed not to transfer, assign or sell any of their founder shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of our initial business combination or (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup.
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The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) will not be transferable until 30 days following the completion of our initial business combination. Because each of our officers and directors will own ordinary shares or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our sponsor, officers or directors or completing the business combination through a joint venture or other form of shared ownership with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business combination target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking which is a member of FINRA or a valuation or appraisal firm, that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context. Furthermore, in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, commencing on the date our securities are first listed on the NYSE, we will also pay our sponsor or an affiliate thereof up to $15,000 per month for office space, utilities, secretarial and administrative services provided to members of our management team and other expenses and obligations of our sponsor.
We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.
In the event that we submit our initial business combination to our public shareholders for a vote, our sponsor, officers and directors have agreed to vote their founder shares, and they and the other members of our management team have agreed to vote their founder shares and any shares purchased during or after the offering in favor of our initial business combination.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HIGHLAND TRANSCEND
The following discussion and analysis of Highland Transcend’s financial condition and results of operations should be read in conjunction with our audited consolidated financial statements and the notes related thereto which are included in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Highland Transcend’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021, which is incorporated herein and attached as Annex K to this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward-looking statements. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors.
Overview
We are a blank check company incorporated in the Cayman Islands on October 12, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. We intend to effectuate our business combination using cash derived from the proceeds of the IPO and the sale of the Private Placement Warrants, our shares, debt or a combination of cash, shares and debt.
Proposed Business Combination
On September 8, 2021, we entered into the merger agreement with the Blocker Merger Subs, Company Merger Sub, Pacer Holdings, Pacer Corp. Blocker, Pacer L.P. Blocker, Packable, which was subsequently amended on October 21, 2021 and again on January 21, 2022 to include the GPI Parties, and Holder Representative. In connection with the business combination, we also entered into PIPE Subscription Agreements, Sponsor Letter Agreement, and Voting and Support Agreements, as further described in “The Business Combination — Related Agreements.”
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities from October 12, 2020 (inception) through December 31, 2020 were organizational activities, those necessary to prepare for the IPO, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We generate non-operating income in the form of interest income on marketable securities held in the trust account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the period from October 12, 2020 (inception) through December 31, 2020, we had a net loss of $4,244,366, which consisted of formation and operating expenses of $169,163, a change in fair value of warrant liability of $3,580,000 and transaction costs allocable to warrants of $506,782, offset by interest earned on investments held in the trust account of $11,579.
For the three months ended September 30, 2021, we had a net loss of $8,070,867, which consists of the general and administrative expenses of $1,998,268 and change in fair value of warrant liabilities of $6,080,000, offset by interest earned on investments held in the trust account of $7,401.
For the nine months ended September 30, 2021, we had a net loss of $9,054,665, which consists of general and administrative expenses of $3,279,854 and change in fair value of warrants of $5,873,334, offset by the interest earned on investments held in the trust account of $98,523.
Liquidity and Capital Resources
On December 7, 2020, we consummated the Initial Public Offering of 30,000,000 Units at $10.00 per Unit, generating gross proceeds of $300,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 5,333,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant in a private placement to the Sponsor, generating gross proceeds of $8,000,000.

Following the Initial Public Offering and the sale of the Private Placement Warrants, a total of $300,000,000 was placed in the trust account. We incurred $17,017,977 in transaction costs, including $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
For the nine months ended September 30, 2021, cash used in operating activities was $505,667. Net loss of $9,054,665 was affected by interest earned on investments held in the trust account of $98,523 and a change in fair value of warrant liabilities of $5,873,334. Changes in operating assets and liabilities provided $2,774,187 of cash for operating activities.
As of September 30, 2021, we had investments held in the trust account of $300,110,102 (including approximately $110,000 of interest income) consisting of a money market fund that invests primarily in U.S. Treasury securities. We may withdraw interest from the trust account to pay taxes, if any. We intend to use substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (less income taxes payable), to complete our business combination. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete our business combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of September 30, 2021 we entered into a non-interest bearing promissory note with the sponsor.
As of September 30, 2021, we had cash of $654,082. We intend to use the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant, at the option of the lender. The warrants would be identical to the private placement warrants.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination.
Off-Balance Sheet Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $15,000 for office space, administrative and support services, provided to the Company. We began incurring these fees on

December 7, 2020 and will continue to incur these fees monthly until the earlier of the completion of a business combination and the Company’s liquidation.
The underwriters are entitled to a deferred fee of $0.35 per unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the trust account solely in the event that we complete a business combination, subject to the terms of the underwriting agreement.
Critical Accounting Policies
The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies.
Warrant Liabilities
We do not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. We evaluate all of our financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815. We account for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date.
Class A Ordinary Shares Subject to Possible Redemption
We account for our ordinary shares subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of our condensed balance sheets.
Net Income (Loss) Per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. We apply the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. We adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on our financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.
For additional information, see the information set forth under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Highland Transcend’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021, which is incorporated herein and attached as Annex L to this proxy statement/prospectus.

BUSINESS OF PACKABLE
Unless otherwise noted or the context otherwise requires, all references in this section to the “Company,” “we,” “us” or “our” refer to the business of Packable and its subsidiaries prior to the consummation of the business combination, which will be the business of New Packable and its subsidiaries following the consummation of the business combination.
Overview
We are a leading eCommerce company with a proprietary tech-enabled offering, sitting at the intersection of brands, marketplaces and customers. We believe our leading position is supported by (1) our total number of customer reviews across marketplaces as compared to our peers, and (2) our 86+ million cumulative consumer transactions as of December 31, 2021. Our value proposition to brands is as follows: the proliferation of online marketplaces accounts for an increasing portion of total eCommerce sales globally and is expected to reach 81% of all eCommerce sales by 2024, according to Edge by Ascential. However, online marketplaces are complex and disparate. We have the experience, data insights, proprietary technology and know-how to serve as a premier partner for brands seeking to sell products across marketplaces, driving revenue and fueling growth for our various partners.
U.S. eCommerce sales continue to accelerate and are expected to grow from $792 billion in 2020 to over $1 trillion by 2022, according to eMarketer, with a predominant share of those eCommerce sales occurring through Amazon’s and Walmart’s marketplace platforms. With retail sales continuing to increase online, we believe that many consumer brands have struggled to manage the challenges created within the eCommerce ecosystem, specifically with respect to online marketplaces. These challenges include limitations in pricing and inventory forecasting, management of disparate emerging marketplaces, end-to-end customer fulfillment and logistics, customer experience management and brand marketing.
We built Packable to help our brand partners solve these challenges directly, allowing them to take advantage of the massive consumer opportunity in eCommerce. We have over 100 brand partners including traditional consumer packaged goods companies (which we refer to as large CPGs) and digitally native brands, offering each brand a tailored eCommerce solution. With over 86 million consumer transactions as of December 31, 2021, more reviews on Amazon in North America than any other third-party seller and a net revenue retention rate of 147% in 2020, we believe that we are a leading go-to destination for brands looking to unlock their eCommerce potential. Our ability to generate business with new and existing brand partners is bolstered by our consistent brand loyalty — we have never lost a large CPG brand partner with a 100% logo retention track record. We are proud of the exceptional customer experience we have delivered, as evidenced by the over one million reviews we have received on Amazon, with a 97% lifetime positive rating.
Packable evolved out of a brick-and-mortar pharmacy located in Bronx, New York. Ten years ago, our founders decided to refocus their attention to selling products on the emerging eCommerce marketplaces, recognizing their potential to upend the traditional retail model. From these humble beginnings, we made our first online sale in 2011, when only two predominant online U.S. marketplaces existed, Amazon and eBay. Today, we carry over 33,000 stock-keeping units (“SKU”s), operate across numerous online marketplaces and direct-to-consumer (“D2C”) websites and process more than 1.5 million orders each month for our customers.
Our tech-enabled eCommerce offering spans the transaction lifecycle, including tech-enabled inventory planning and data analytics, marketing, marketplace management, logistics and distribution, customer experience and support. By combining the end-to-end commerce lifecycle in one platform, we act as a comprehensive service provider and empower our brand partners to avoid disparate and inefficient points of sale. Additionally, since we help facilitate the vast eCommerce lifecycle, we gain access to rich customer transaction data, which provides us with differentiated data insights that we use to optimize our tech-enabled eCommerce offering and benefit our brand partners.
Our current product catalog, which is in excess of 33,000 SKUs, includes health and beauty, hair care, nutrition, household, OTC medicines and medical, as well as other categories such as baby and children, food, beverage, and pet. We purchase this inventory from our brand partners to fulfill orders across all of our marketplace partners as well as D2C sites that we operate on the brands’ behalf. We are also planning to expand our OTC, shelf-stable food, beverage and pet offerings, each of which we believe are underpenetrated categories in the eCommerce space. In building our product catalog, we initially forged relationships with distributors, but subsequently began working directly with large CPGs. In 2017, we launched digitally native brand sourced product offerings to partner with brands seeking to expand their online presence, before they are able to attract interest from distributors and large box retailers. Our digitally native brand partners are largely mission-oriented and founder-led, creating a large selection of proprietary products that meet the evolving purchase criteria for our customers, including products that are good for both the customer and the world. Today, our product portfolio includes a healthy mix of products sourced from large CPGs, digitally native brands and well-known distributors.
Our financial results are characterized by strong revenue growth, expanding gross margins and consistent brand retention. Our financial highlights include:
•
revenue of $373 million in 2020, up 52% over 2019;

•
gross profit of $177 million in 2020, up 58% over 2019;

•
net loss of $(114) million in 2020, up 190% over 2019; and

•
Adjusted EBITDA of $(59) million in 2020, up 78% over 2019.

Industry Overview
Each online marketplace brings together buyers and sellers in a single ecosystem to purchase and transact goods and services. Certain online marketplaces, such as Amazon and Walmart, offer both first party (“1P”) and third-party (“3P”) business models. Some marketplaces such as eBay, Google and Instagram currently only offer 3P business models. In 1P, brands sell goods directly to the online marketplace. These marketplaces then take this inventory and sell these goods directly to customers. In 3P, brands and other third parties (including Packable) sell directly to individual customers through the online marketplace. The marketplace itself takes no inventory risk, providing a capital-efficient and low-touch way for their business to expand product assortment.
We sit at the intersection of brands, marketplaces and customers with the objective of enabling and enhancing this large, growing and attractive 3P channel on both established and emerging online marketplaces. 3P channels offer brands and other sellers (including Packable) greater access to customer service, positioning and customer data and provide brands with greater opportunity to differentiate their offerings. We help enable many core functions of a 3P strategy, providing our brand partners the ability to directly and indirectly collectively bring more products to market in a manner consistent with their brand strategy and positioning.
We Believe that Brands Have Traditionally Struggled to Navigate Online Marketplaces
With the retail paradigm continuing to shift online, we believe that many consumer brands have struggled to manage the challenges created with eCommerce, specifically with respect to online marketplaces.
We believe these key challenges include:
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Pricing and Inventory Forecasting.   Brands often lack the data and insights to maximize revenue and optimize pricing and inventory, especially across multiple marketplaces.

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Emerging Marketplaces.   Emerging marketplaces have created varied and complex requirements for brands to manage the technology, infrastructure and integrations of each new marketplace.

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Fulfillment and Logistics.   While brands have capabilities in wholesale pallet shipments and point-to-point delivery, they typically lack the infrastructure and expertise necessary to handle D2C fulfillment that is required for success in an eCommerce environment.

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Customer Experience.   Brands are generally not equipped to manage and curate a unified customer experience across multiple marketplaces, be responsive to customer feedback and manage the end-to-end eCommerce customer lifecycle.

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Consumer Marketing.   Individual brands generally lack the sophistication and scale to manage budgets and direct-response campaigns across multiple marketplaces in a uniform and cost-efficient manner.

Key Industry Trends Shaping Our Business and Opportunity
We believe our distinctive business model is well positioned to leverage accelerating underlying brand and marketplace tailwinds:
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Proliferation of Marketplaces and 3P Strategy:   As online marketplaces continue to grow, we believe a 3P eCommerce strategy is mission critical for any brand’s success. Over the last decade, the number of 3P marketplaces has increased. While Amazon and eBay were the predominant 3P marketplaces in 2010, there are more than 10 such 3P marketplaces in the United States in 2021, and globally 3P marketplaces now make up ~60% of U.S. eCommerce as of 2020, according to Edge by Ascential. Between 2019 and 2024, 3P sales are expected to grow approximately two times faster than 1P sales. Amazon is the leading 3P marketplace and continues to invest in 3P as a strategic priority. Amazon has announced that more than 60% of its eCommerce gross merchandise value (“GMV”) in 2020 came from 3P sales.

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Increased Online Penetration of Consumer Products:   U.S. eCommerce sales have grown dramatically, reaching $792 billion in 2020, a 32% increase over 2019, which we believe reflects sustained underlying trends accentuated by the discrete effects of COVID-19. Despite this rapid growth, key consumer product categories remain underpenetrated in eCommerce. For example, only 14% of Health, Personal Care, and Beauty (“HPCB”) and 4% of Food & Beverage (“F&B”) products were purchased via eCommerce in May 2021, according to eMarketer. Over time, these categories are expected to see further eCommerce penetration, in part driven by 3P partnerships. For many brands, the high cost of shipping smaller, lower-price items remains a challenge. Large CPGs are not optimized for shipping individual orders and digitally native brands generally lack the infrastructure to efficiently sell on 3P marketplaces.

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Digitally Native Brands Taking Share from Large CPGs:   eCommerce has allowed new, digitally native brands to reach consumers in unprecedented ways. The consumer discovery journey is changing as the path to product purchase is shifting to digital channels such as social media. Today, consumers enjoy making unexpected discoveries while shopping and an increasing number of consumers learn about new products from outlets other than retail discovery and/or traditional advertising. Conscientious consumerism is also shifting the criteria for product choice as certain customers are increasingly focused on products that are good for themselves and for the world. These factors have allowed smaller brands to grow more quickly than traditional, leading brands. Specifically, according to Nielsen, from 2018 to 2021, small- and medium-sized business brands grew at a 2.4x higher rate than leading brands. Packable provides important value to digitally native brands and as they grow and take share, Packable grows with them.

Our Market Opportunity
U.S. eCommerce sales are expected to grow from $792 billion in 2020 to $1 trillion by 2022, according to eMarketer. Amazon’s 3P mix has grown 2x since 2010 to over 60% in 2020, accelerating 3P adoption in the eCommerce ecosystem as a whole.
Globally, eCommerce retail sales are expected to grow from $4.2 trillion in 2020 to $5.5 trillion in 2022, with the largest markets being China, the United States and the UK, according to eMarketer. 3P marketplaces represent 62.5% of these sales, led by Taobao ($610 billion), T-Mall ($593 billion) and Amazon ($475 billion).

Source: Statista (Global retail e-commerce sales 2014 – 2024, published July 2021)
Sellers understand the importance of the 3P strategy; however, despite the large and growing 3P eCommerce market, F&B and HPCB categories are the most underpenetrated in eCommerce, and by large margins as compared to other categories. As of May 2021, F&B and HPCB have an eCommerce penetration of 4% and 14%, respectively, compared to 37% for Apparel & Accessories and 61% for Books, Music and Video. We believe that this under-penetration is characteristic of large CPGs that are not equipped to sell D2C, while digitally native brands generally lack the scale, resources and infrastructure necessary to attract the attention of large-marketplace 1P partnerships and manage a 3P strategy effectively on their own.
While large CPGs have been learning to navigate the new 3P market, technology and eCommerce have leveled the playing field for digitally native brands that no longer need to compete for physical shelf space with large CPGs. Given the reduced barriers of entry in eCommerce, digitally native brands can reach customers directly. Digital channels are disrupting the traditional product discovery paradigm and have empowered digitally native brands to grow quickly and more efficiently.
Our Tech-Enabled eCommerce Offering
We believe that many brands, large and small, have encountered difficulties navigating the online marketplace eCommerce ecosystem. These challenges include pricing and inventory forecasting, marketing, understanding dynamics of emerging marketplace management, fulfillment and logistics and customer experience. These challenges are exacerbated for brands seeking to operate across multiple, disparate marketplaces. We offer our brand partners, directly and indirectly, the ability to scale their sales on 3P by providing solutions to these problems in the form of our tech-enabled eCommerce offering, that includes:

(1)
Last 12-months as of July 15th, 2021

(2)
Last 12-months as of July 30th, 2021

Tech-enabled Inventory Planning and Data Analytics.   We believe that brands often lack the data and insights needed to maximize revenue and optimize pricing and inventory, especially across multiple marketplaces. Powered by our proprietary technology, we manage pricing and inventory by algorithmically setting and updating product prices across our different sales channels and allocating the appropriate inventory levels to each. We leverage our proprietary technology to collect extensive unit and transaction level data which includes from over 86 million consumer transactions conducted via our tech-enabled eCommerce offering as of December 31, 2021. This data, in turn, informs comprehensive inventory planning, helps identify key trends in sales and enhances customer search demand for our brand partners’ products. Our team of data scientists utilize such analytics to make algorithmically-driven decisions regarding pricing, inventory forecasting, multi-SKU bundling, marketing and various other facets of our business.
Brand Marketing.   To operate successfully across marketplaces, brands need to connect separately with each marketplace while maintaining a unified content strategy. Additionally, to drive sales, brands need to manage multiple marketing and media budgets with specific knowledge of how to use those resources effectively on each marketplace to maximize sales. Our dedicated marketing and creative teams work with our brand partners to build unified strategies and implement them across the marketplace ecosystem. We also have a team of brand managers that create and manage marketplace storefronts, which includes brand and product descriptions and images with a focus on search engine optimization.
Multiple Marketplace Management.   Online marketplaces have increased in number and popularity. When we were founded in 2010, there were two predominant eCommerce marketplaces: Amazon and eBay. Today, there are dozens of U.S. marketplaces and hundreds globally — each with their own set of complex rules, specific products and end-customer channels. We help brands navigate this rapidly evolving landscape and simplify the overall process. Through our technology and marketplace integrations, we maintain and update their product catalog, manage assortment and sales and optimize pricing by product and category across each of our marketplace partners. By assisting brands in understanding the nuances of each marketplace that we serve, we allow brands to focus on what is most important to them: building their brand and driving awareness. In addition to multi-marketplace offerings, we create and manage D2C websites for our brand partners. This serves as another sales channel and avenue for brands to reach customers and allows them to focus on brand positioning and awareness. We leverage our fulfillment and logistics network and proprietary technology to drive sales and create a first-class customer experience. Additionally, we own and manage several of our own D2C websites, creating curated experiences for our customers looking for specific products some of which are not available via our marketplace offerings.

Direct-to-Consumer Fulfillment.   We believe that many brands do not have D2C fulfillment and logistics capabilities that successful eCommerce businesses require. We offer end-to-end fulfillment capabilities through our own logistics and distribution network that consists of three warehouses of more than 450,000 sq. feet. of inventory space and highly automated technology. With plans to open a new distribution and fulfillment center on the West Coast in 2022, we believe we will have the ability to deliver products to our customers across the U.S. in a timely and cost-effective manner with one-day and two-day shipping capabilities. As a participant in Amazon’s Seller Fulfilled Prime program, which requires ongoing stellar fulfillment and shipping metrics, we offer a large selection of products on Amazon Prime. Since we fulfill certain Prime orders from our warehouses, we capture key data insights from those transactions. We also leverage fulfillment services provided by marketplaces (such as Fulfilled by Amazon) which acts as an extension of our logistics network and enables us to strategically locate inventory throughout the United States, Canada and the United Kingdom for faster delivery upon order and special shipping programs.
Customer Experience.   We believe that the diverse and expanding online marketplace apparatus makes it difficult for brands to respond to customer queries and reviews, handle returns and have a unified content strategy across multiple sales channels. We simplify the customer experience with a dedicated customer service team that is knowledgeable about the products we sell. We monitor and respond to our customers’ questions, requests, feedback and reviews, frequently in real-time. We also carefully curate each product listing page to provide customers with the information they need to make informed decisions about product purchases.
Our Ecosystem
Our ecosystem has three principal constituents: (i) our brand partners, (ii) online marketplaces and (iii) our customers.
Brand Partners.   As of December 31, 2021, we had in excess of 100 brand partners. Our brands provide the products that we sell on online marketplaces. We offer our brand partners the ability to capitalize on the full power of online marketplaces. We have never lost a large CPG brand partner and maintain 100% logo retention for this group. For many of our brand partners, we are their exclusive 3P partner across our primary marketplace offerings, providing them with a unique tech-enabled eCommerce offering for their products.
Marketplaces.   As of December 31, 2021, we operate on the following online marketplaces: Amazon, Walmart, eBay, Facebook, Google, Instagram, Target and Kroger. These marketplaces enable us to connect our brand partners with a wide variety of customers, meeting them wherever they like to shop. We offer marketplaces an extensive and diverse set of brands that are popular with our customers, in turn helping to drive traffic to the marketplaces and adding to their “endless aisle.”
Customers.   As of December 31, 2021, we have facilitated over 86 million consumer transactions and have received over one million reviews on Amazon, with a 97% positive lifetime rating. Customers purchase products, drive demand and trends which provide us with insights into evolving consumer habits. We offer customers over 33,000 SKUs, along with customer support, expedient delivery and a highly-rated end-to-end customer experience.
Marketplace Network Effects
We believe our tech-enabled eCommerce offering creates an ecosystem of self-reinforcing advantages that provides us with a competitive edge over time. As we continue to leverage data to inform our strategy and generate better insights and feedback for our brand partners, we are able to improve the overall experience for all of our ecosystem participants, including our brand partners, marketplaces and, ultimately, our customers.
While continuing to drive increased sales and demand through our tech-enabled eCommerce offering, we collect and analyze extensive unit and transaction level data which includes more than 86 million transactions as of December 31, 2021 via our tech-enabled eCommerce offering. We then leverage this data to provide deeper insights and tactical feedback to our brand partners, enabling the continued support, optimization and enhancement of their overall product offerings. Strengthening our 33,000 SKU product portfolio provides increased selection and the ability to better curate our offerings and creates a better overall shopping experience. This ultimately leads to continued growth of consumer demand across our tech-enabled eCommerce offering that includes several categories: health and beauty, hair care, nutrition, household, OTC medicines and medical, baby and children, food, beverage, and pet.

Packable creates an Ecosystem of Compounding Advantages

Compounding effect through feedback of customer data reinforcing data driven decision making

Increased Demand
Broader Data Insights
Curated & Personalized Merchandising
Better Shopping Experience
Wider Selection of SKUs from New and Existing Brands
PACKABLE

As insights deepen, brands sell more volume and expand SKU offerings, leading to increased customer experience and sales

Our Competitive Strengths
Our comprehensive, integrated tech-enabled eCommerce offering provides a unified experience for our brand partners, our marketplace channels and our customers:
Leading Technology-driven Marketplace Enablement Provider.   Our proprietary technology leverages real-time transaction data points collected across channels to drive accretive outcomes for our brand partners. It allows us to glean meaningful and actionable insights, such as sales and search demand trends, optimized multi-SKU bundling, and improved marketing. Together with our dynamic pricing algorithm and listing management across marketplaces, we are able to drive volume, innovation and profitability. We combine these capabilities with a data-driven demand and inventory forecasting system and efficient fulfilment functions to create a strategic, technology-driven advantage from end-to-end.
Excellent Relationships with Our Brand Partners.
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Brand Loyalty.   Retaining brands and growing with them is a core tenet of our business. We have over 100 brand partners, representing a mix of large CPGs and digitally native brands. We enjoy strong brand loyalty, with 100% logo retention amongst our large CPG partners and 147% net revenue retention across our existing brand and distributor partnerships in 2020. We are proud of our retention metrics as it is proof that our value proposition resonates and benefits our brand partners. Just as our brand partners are critical to our success and growth, we too have become integral to theirs.

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Tailoring Approach to Brand Needs.   No two brands are alike. As a result, we work closely with our brand partners to understand their particular needs and develop innovative solutions to address their challenges. Our brand teams are divided into pods which service one or a small subset of brands. This enables our teams to develop a deep understanding of each brand’s business development targets, goals and overall strategy. Equipped with these insights, our teams can develop highly tailored solutions for our brand partners to continue to drive growth over time.

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Two-Way Communication.   We are in constant dialogue with our brands, providing them with insights and advice and actively soliciting their feedback to ensure we are working in tandem to address their needs as well as those of our customers. Our customer service team actively monitors and responds to customer questions, comments, feedback and reviews, providing our customers with the best experience possible when engaging with our brand partners.

Deep Knowledge and Understanding of Complex Marketplaces.   For brands, the growing number of online marketplaces presents a significant business opportunity as those marketplaces represent an increasing portion of eCommerce sales and access to new customers. We believe that effectively listing on marketplaces is becoming critical to a brand’s ability to capitalize on their full potential. However, marketplaces are not static or homogenous. Even if a brand commits the requisite time and resources to mastering one marketplace, that knowledge is not necessarily transferable to others and may soon become outdated unless a brand is proactive in staying abreast on specific marketplace developments and updates. By investing considerable time and resources over multiple years, and building a dedicated marketplace team, we believe we have developed a deep understanding of each of the marketplaces on which we operate. As a result, we believe we are well positioned to serve as a one-stop shop for brands looking to unlock the potential of online marketplaces.
Exclusive Authorized Third-Party Seller of Products in Our Portfolio.   We maintain retail agreements with our brand partners, authorizing us to sell their products on certain online marketplaces as a third-party seller. Moreover, for the majority of our brand partners, we have the exclusive right to be their authorized third-party seller across our marketplace channels. Where we have exclusivity, no other third-party seller is authorized to sell those products through the specified online marketplaces.
Positive Customer Experience.   Ensuring a positive relationship with our customers is critical to the success of our business and that of our brand partners. We have a fully dedicated customer service experience team focused on providing end-to-end support. Our customer service team monitors and responds to customer requests, feedback and reviews, frequently in real-time. We also offer our customers an engaged and personalized unboxing experience.
Extensive Product Portfolio.   We have built an extensive product portfolio that offers our customers a highly diversified selection to meet many different needs. We carry more than 33,000 SKUs, including well-known brands with a long history with customers as well as new emerging brands. Our assortment includes both premium products and affordable products. We regularly add new brands and SKUs to our portfolio, both from existing brand partners and new ones. We strive to be the preferred seller for any customer looking to shop in our product categories on any and all marketplace platforms.
Data Analytics Driving Results for Our Brands.   As of December 31, 2021, we have processed more than 86 million consumer orders creating a large amount of product and transaction data that provides deep insights into industry trends and customer shopping habits. We use this data to derive critical information which we can share with our brand partners to increase sales and optimize their profitability. We also leverage our data advantage to provide actionable insights for our brand partners. Examples include packaging and product bundling recommendations, audience media customization, real-time pricing and feedback and valuable insights on potential new categories and product expansion. This data also provides our internal teams with tangible insights on what potential emerging brands may be attractive partners for our digitally native brand portfolio.
Visionary, Founder-Led Management Team.   Our CEO, Andrew Vagenas, founded Packable over a decade ago and continues to run the Company today. He has built a robust and diverse management team with a wealth of experience across sectors, including: eCommerce, advertising, technology, logistics, healthcare, consumer & retail and food and beverage. Several members of our management team joined us directly from our large CPG brand partners, further deepening the bonds between us and our brands.
Growth Strategies
We believe that we are in the early stages of our growth and intend to increase revenue and margins by executing several strategies, including:
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Continuing to Expand Our Brand Partnerships.   Our brand partnerships are critically important to us. We will seek to continue growing our direct brand partnerships, adding new products to our catalog and bringing greater choice to our customers and the marketplaces in which we operate. We create value for our brand partners by helping them attain greater visibility across multiple marketplaces through our service offerings. We believe a 3P eCommerce strategy is critical for any brand’s survival.

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Continuing to Grow Our Marketplace Partnerships.   We believe that marketplaces are here to stay and will continue to transform the way in which consumers shop. We are currently operating on, or are in the process of integrating with, eight marketplaces. A key component of our growth strategy is to integrate quickly with new and emerging marketplaces and thoroughly understand the nuances of each to effectively increase sales and further diversify our product offering. Additionally, we believe an increasing number of retailers are creating online marketplaces to supplement their physical businesses, and we intend to partner with these additional marketplaces when they come online.

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Expanding our Fulfillment and Distribution Network.   While we sell products exclusively online, we want to physically be where our customers are. This philosophy will enable us to fulfill orders more efficiently and cost-effectively. Accordingly, we intend to expand to the West Coast in 2022 into a more than 300,000 sq. foot distribution and fulfillment center. We anticipate that this will reduce our overall shipping rates and further improve the experience for our brand partners and customers.

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Expanding Our Service Offerings.   We have historically provided our brand partners with certain data and insights, marketing, D2C services and logistics and fulfillment services without charging additional fees. In the future, we will seek to expand and bolster these offerings by providing greater value that we believe our brand partners will find attractive and for which they will pay a premium, including by: (i) refining our data set through customer transactions and third-party sources to glean additional competitive advantages for our brand partners; (ii) further investing in our media, marketing and creative services and building upon the knowledge base that we have amassed to date and deploying future marketing funds in an efficient manner that drives sales and increases our return on ad spend (“ROAS”); (iii) creating and operating additional D2C sites for our brand partners and building out a turnkey D2C solution for our brand partners with the objective of quickly setting up new D2C sites; and (iv) potentially offering additional services to our brand partners related to storage and order fulfillment for products where we do not take inventory ownership.

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Continuing to Make Minority Investments in and Majority Acquisitions of Brands.   We have made minority investments through a combination of cash and other contributions in more than 20 brands. We believe these investments reflect our entrepreneurial vision and serve to align interests with many of our brand partners. Our investment thesis is data-driven as we seek to leverage insights from the more than 86 million consumer transactions we have received as of December 31, 2021. This in turn allows us to identify new and high-growth customer categories where our potential investment may be used to directly raise brand awareness and drive sales. In addition to these minority investments, we made our first majority brand acquisition last year. We expect to continue to execute this strategy as we have the capability to become a vertically integrated tech-enabled eCommerce offering, from sourcing products to the customer.

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Expanding International Presence for Additional Upside.   As we continue to grow, international expansion will be an area of focus for the Company. eCommerce is already rapidly growing in both mature and emerging economies around the world and these markets outside the United States are rapidly adopting the 3P model. We expect to develop our presence in international markets, primarily in Europe and Asia through direct organic infrastructure, partnerships and acquisitions. Over the last couple years, we have started to grow our exposure in Europe through Amazon.

Competition
Our principal retail competitors are 3P marketplace sellers and offline retailers. In addition, we also compete with various third parties for the provision of services to our brand partners, including logistics, marketplace and marketing management.
We believe that the principal competitive factor in our market is the attractiveness and breadth of product offerings. In addition, we believe that we compete on the basis of trust, loyalty and customer experience, which encompasses on-time delivery, customer service and other metrics. We believe that we distinguish ourselves from our competitors by delivering superior results on each of these factors through our end-to-end solutions.
For additional information about the risks to our business related to competition, see the section captioned “Risk Factors — Risks Related to Packable’s Business and Industry — We face significant competition in the eCommerce industry and may be unsuccessful in maintaining our position in the market against current and future competitors.”
Sales and Marketing
Our sales are driven by our proprietary technology through which we manage pricing and inventory by algorithmically setting and updating product prices across our different sales channels and allocating the appropriate inventory levels to each one.
We seek new brand and marketplace partnerships through our business development teams. Once a new partnership is established, our brand and marketplace teams integrate the new partners into our tech-enabled eCommerce offering.
Research and Development
Our research and development efforts focus on adding new features and solutions to our technology, as well as increasing the functionality and enhancing the ease of use of our technology. In the future, we expect we will continue to invest in our research and development efforts to further increase the functionality of our technology and expand our service offerings.
Employees & Culture
At Packable, we value our team members and culture. Our associates are amazingly resilient, entrepreneurial and committed to our continued growth. Being a founder-led company, preserving and amplifying our culture is at the core of our employee experience. We select new associates who share our passion for going above and beyond, acting quickly and continuously learning. Our team is collaborative and curious, developing every day through new experiences and the opportunity to work with diverse teammates from across the organization.
Each team member is focused on delivering solutions to our customers and brand partners: from our warehouse employees who carefully package products to our brand management, creative and marketing teams who find innovative ways to empower our brand partners. Our customer experience team addresses the needs of our customers through multiple communication channels, including calls, chat and email. Our organization design is focused on cross-functional commercial pods that fosters engagement and a holistic approach to finding solutions, supported by strong enabling functions. As of December 31, 2021, we had 1,216 full-time and 23 part-time employees, including 933 frontline warehouse employees, 145 in sales and marketing, and 161 in general and administrative and professional services, all of whom were located in the United States. Our work environments foster the collaborative nature of our culture, with an open workspace and areas for teamwork and fun.

We believe that our success depends on our ability to attract, develop, retain and incentivize our existing and new employees, consultants, and key personnel. We also believe that the skills, experience and industry knowledge of our key personnel significantly benefits our operations and performance. The principal purposes of equity and cash incentive plans are to attract, retain and reward personnel through the granting of stock-based and cash-based compensation awards, to increase shareholder value. The success of our company relies on motivating such individuals to perform to the best of their abilities and achieve our objectives. None of our employees are represented by a labor union or covered by collective bargaining agreements, and we believe our employee relations are good.
Properties and Facilities
We have seven leases for certain properties that we operate, including 1516 Motor Parkway and 2060 9th Avenue, which are fulfilment and distribution centers on Long Island, New York, 80 Wilshire, which is a replenishment center on Long Island, New York where we receive all products from brand partners and distributors, and 1985 Marcus Avenue and One Penn Plaza, which are our corporate headquarters on Long Island, New York and in New York City, respectively. We do not own any real property.
The following table sets forth the location, primary use, approximate size and lease term of our major facilities.
Address	Type of Facility	Approximate Area (Sq. Feet)	Term
2060 9th Avenue, Ronkonkoma, New York	Distribution/Fulfillment Center	87,000	3 years
1985 Marcus Avenue, Suite 207, Lake Success, New York	Office	43,000	10 years, seven months
80 Wilshire Boulevard, Edgewood, New York	Replenishment Center	231,000	10 years
1516 Motor Parkway, Hauppauge, New York	Distribution/Fulfillment Center	140,000	15 years
110-25 14 Avenue, College Point, New York*	Warehouse	20,000	10 years
21500 Harvill Avenue, Perris, California**	Distribution/Fulfillment Center	333,000	12 years, six months
One Penn Plaza, Suite 4125, New York, New York	Office	13,000	5 years, eight months

*
We currently sublease this property to a third party.

**
We have entered into this lease; however, the property is not expected to be operational until later in 2022.

We believe that our current facilities are adequate to meet our current needs. However, as our business expands, we anticipate acquiring or developing additional facilities. We believe that we will be able to obtain such additional facilities, as needed, on commercially reasonable terms. Additionally, we continue to evaluate our work from home and remote work policies as we seek to grow.
Intellectual Property
We believe that our intellectual property rights, including trademarks, domain names, copyrights and trade secrets, are important to us and have significant value. In our efforts to safeguard our copyrights, trade secrets, trademarks and other intellectual property rights worldwide, we rely on a combination of federal, state, common law and international rights in the jurisdictions in which we operate.

We have an ongoing trademark and service mark registration program pursuant to which we register our brand names, taglines and logos in the United States to the extent we determine they are appropriate and cost-effective.
As of December 31, 2021, we have been issued 16 trademark registrations in the United States and two trademark registrations overseas. As of December 31, 2021, we have 12 pending trademark applications in the United States and 10 pending trademark applications overseas.
Further, we own several domain names, including www.packable.com. Our trademarks and domain names are material to our business and brand identity.
We also rely on non-disclosure agreements, invention assignment agreements, intellectual property assignment agreements, or license agreements with employees, independent contractors, customers, software providers and other third parties, which protect and limit access to and use of our proprietary intellectual property.
Though we rely, in part, upon these legal and contractual protections, we believe that factors such as the skills and ingenuity of our employees, as well as the functionality and frequent enhancements to our tech-enabled eCommerce offering are larger contributors to our success in the marketplace.
Circumstances outside our control could pose a threat to our intellectual property rights. For more information, see the section entitled “Risk Factors — Risks Related to Packable’s Business and Industry.”
Government Regulation and Compliance
The Federal Food Drug and Cosmetic Act
Among other things, the FDCA sets forth standards for medical devices, cosmetics, drugs, food (including dietary supplements), and certain animal products. While we do not sell prescription drugs, we do sell products such as digital thermometers, which are regulated as medical devices. Medical devices are regulated by the FDA and classified into three categories, Class I, Class II, and Class III, based on the FDA’s assessment of the risks associated with the devices for their intended uses. Class I devices, such as the devices we currently sell, are the lowest risk, and are subject to general controls and do not require premarket review by the FDA. Establishments that are involved in the production and distribution of medical devices intended for commercial distribution in the United States are required to register annually with the FDA and pay a user fee. Most establishments that are required to register are also required to list the devices and the activities performed on those devices at that establishment. However, a domestic distributor that does not import devices and does not manufacture, repackage, process, or relabel a device is not required to register, list, or pay a user fee. Pharmacies, surgical supply outlets, or other similar retail establishments making final delivery or sale to the ultimate user are exempt from registration.
Once a medical device is on the market, the FDCA and its implementing regulations require, among other things, that the device be marketed within the scope of its clearance or approval, includes appropriate labeling that is not false or misleading and bears adequate directions for use, and be distributed in compliance with the general and special controls set by the FDA for such device. If a device fails to comply with these requirements, it can be considered adulterated or misbranded under the FDCA. For example, a device is misbranded under the FDCA if its labeling is false and misleading; its packaging does not bear the correct information; its label does not bear adequate directions for use; or it is commercially distributed without 510(k) clearance. Similarly, a device is adulterated, for example, if it requires, and fails to have, an approved PMA before marketing, or if it is prepared, packed or held in insanitary conditions.
We sell products, such as face cream, that are regulated by the FDA as cosmetics. The FDCA prohibits the marketing of adulterated or misbranded cosmetics in interstate commerce. A cosmetic is considered adulterated if, among other prohibitions, it bears or contains any poisonous or deleterious substance which may render it injurious to users; it consists in whole or in part of any filthy, putrid, or decomposed substance; it has been prepared, packed or held under insanitary conditions; or if it contains an unsafe color additive. Under the FDCA, a cosmetic is misbranded if, among other prohibitions, its labeling is false or misleading; its label does not include all required information; or if its container is made, formed, or filled as to be misleading.

Other products we sell, such as cortizone, are OTC drugs. OTC drugs, or nonprescription drugs, are drugs that do not require a prescription for a customer to purchase the product. Only establishments that manufacture, repack, or re-label drug products in the United States are required to register with the FDA. The FDA requires OTC drugs to comply with an OTC Monograph or go through a New Drug Application (“NDA”) process. Drugs that come to market via the OTC Monograph process must comply with the applicable monograph that outlines the requirements for the drug, including its ingredients, indications, and the appropriate labeling. Further, in 2020, Congress passed the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act which streamlined the monograph process and provides the FDA with the authority to assess and collect user fees dedicated to OTC monograph drug activities. Under the CARES Act, the FDA can collect facility fees for, among others, facilities that manufacture or process the finished dosage form of an OTC monograph drug, and OTC Monograph Order Request fees for requests for the FDA to change or create a new OTC Monograph. OTC drugs can be considered adulterated if, among other things, they have been prepared, packed, or held under insanitary conditions, or if they contain an unsafe color additive. An OTC drug can also be considered misbranded by the FDA if, among other things, its labeling is false or misleading or lacks adequate directions for use. Additionally, an OTC drug that fails to comport to an OTC monograph and that is not the subject of an approved NDA can be considered an unapproved drug under the FDCA. The FDCA prohibits the distribution in interstate commerce of an unapproved drug.
We sell products, such as peanut butter, that are foods regulated by the FDA. Facilities engaged in the manufacturing, processing, packing, or holding of food for consumption in the United States must register with the FDA, allow the FDA to inspect the facility, and to renew such registrations every other year. The FDA has the authority to suspend the registration of a food facility in certain circumstances, such as if the FDA determines that food manufactured, processed, packed, received, or held by a registered food facility has a reasonable probability of causing serious adverse health consequences or death to humans or animals. As with other FDA-regulated products, the FDCA outlines the circumstances under which a food can be deemed adulterated or misbranded. A food product can be deemed adulterated if, among other things, it bears or contains any poisonous or deleterious substance which may render it injurious to health; it has been prepared, packed, or held under insanitary conditions, or if any valuable constituent has been in whole or in part omitted or removed. A food product may be deemed to be misbranded if, among other prohibitions, it has a false or misleading label; it is offered for sale under the name of another food; or its packaged in a container made, formed, or filled as to be misleading.
We also sell dietary supplements, such as vitamins, which are regulated by the FDA as foods, but are also subject to additional requirements imposed by the Dietary Supplement Health and Education Act of 1994. Dietary Supplement distributors, like us, are subject to the same registration requirements as distributors of food, and they are prohibited from distributing adulterated or misbranded dietary supplements. A dietary supplement can be considered adulterated if, among others, it is manufactured in a facility that fails to comply with the dietary supplement current good manufacturing practice; contains a dietary ingredient that presents significant or unreasonable risk of illness or injury; is a new dietary ingredient for which there is inadequate information to provide reasonable assurance that such ingredient does not present a significant or unreasonable risk of illness or injury, or if the dietary supplement would otherwise be adulterated as a food product. A dietary supplement can be considered misbranded if, among others, the label or labeling of the supplement fails to list the name of each ingredient of the supplement required by law and the quantity of such ingredient of if the label or labeling of the dietary supplement fails to identify the product by using the term “dietary supplement,” or if it would otherwise be considered misbranded as a food product. Additionally, dietary supplements may not make claims that the supplement is intended to diagnose, treat, cure, or prevent any disease.
In addition, some products we sell, such as fish foods and dog foods, are regulated by the FDA as pet foods. The FDCA requires that all animal foods, like human foods, be safe to eat, produced under sanitary conditions, contain no harmful substances, and be truthfully labeled. In addition, canned pet foods must be processed in conformance with the low acid canned food regulations to ensure the pet food is free of viable microorganisms. Further, the FDA regulates the labeling of pet foods requiring proper identification of the product, net quantity, name and place of business of manufacturer or distributor, and proper listing of all ingredients. The FDA also reviews specific claims on pet food. Failure to comply with these requirements can render the pet food adulterated or misbranded under the FDCA.
Finally, we sell products in the categories discussed above that contain hemp-derived cannabinoids. The production, labeling and distribution of products containing hemp-derived ingredients are regulated by various federal, state and local agencies. As a threshold matter, the Agriculture Improvement Act of 2018 (the “2018 Farm Bill”) removed “hemp” (defined as all parts of the plant Cannabis sativa L. containing a delta-9 tetrahydrocannabinol (“THC”) concentration of not more than a 0.3 percent) from the Controlled Substances Act (the “CSA”). The 2018 Farm Bill also precludes each state from prohibiting the transportation or shipment of hemp or hemp products (produced in accordance with the 2018 Farm Bill) through its borders. However, the 2018 Farm Bill also allows states, territories, and Indian tribes to have primary regulatory authority over the production of hemp. Accordingly, the production and sale of hemp and hemp products may be limited or restricted in some states. For example, some states prohibit the sale of products containing CBD outside of marijuana businesses, while other states prohibit the sale of hemp-derived CBD products altogether. Not all states have amended their state drug laws to remove “hemp” from respective state definitions of marijuana (namely, Idaho and the District of Columbia). In addition to limitations on product types, states impose varying testing, labeling, registration and/or other requirements regarding the sale of hemp-derived CBD products.
While we do not currently distribute or sell food or beverages containing CBD, we do distribute and sell supplements that contain hemp-derived CBD. The FDA takes the position that CBD cannot be regulated as a food ingredient or dietary supplement because of certain provisions of the FDCA precluding a substance from being considered a food or dietary ingredient if such substance has been approved by the FDA as a new drug, or if such substance has been authorized for investigation as a new drug (“IND”) for which substantial clinical investigations have been instituted and for which the existence of such investigations has been made public (commonly referred to as the “Preclusion Rule”). The FDA has publicly announced that it is evaluating the regulatory frameworks that apply to cannabis-derived products intended for non-drug uses, and pending legislation has called for the FDA to regulate CBD as a unique product. Despite these announcements, there is a risk that, given the FDA’s position, the sale and marketing of CBD or certain other hemp-derived products as a dietary ingredient or dietary supplement may result in an FDA Warning Letter or Enforcement Action.
The FDCA prohibits, among other things: (i) the introduction or delivery for introduction into interstate commerce of any food (including animal or pet food and dietary supplements), drug, device, or cosmetic that is adulterated or misbranded; (ii) the adulteration or misbranding of any food, drug, device or cosmetic in interstate commerce; (iii) the receipt in interstate commerce of any food, drug, device, or cosmetic that is adulterated or misbranded, and the delivery or proffered delivery thereof for pay or otherwise; and (iv) the doing of any act with respect to, a food, drug, device, or cosmetic, if such act is done while such article is held for sale (whether or not the first sale) after shipment in interstate commerce and results in such article being adulterated or misbranded. The FDA has the authority to take enforcement action against anyone who has violated the FDCA which can result in significant penalties including the seizure of product, civil, criminal and administrative penalties, damages, fines, disgorgement, imprisonment, contractual damages, reputational harm, issuance of warning letters and untitled letters, the mandatory recall of product, and diminished profits and future earnings.
Although it is not required under the law, before taking an enforcement action, the FDA may send a Warning Letter, or an Untitled Letter, or a “It Has Come To Our Attention Letter” notifying a manufacturer or distributor that the agency is aware of a potentially violative product that has been marketed. Such letters are not final agency action, but put the receivers on notice about the potential violations in an effort to encourage voluntary compliance with the FDCA.
Data Privacy
In the ordinary course of our business, we may collect, receive, store, process, use, generate, transfer, disclose, make accessible, protect and share personal data, including personal data that identifies or is identifiable to individuals who purchase products directly from us and/or through third parties. Accordingly, we are, or may become, subject to numerous federal, state, local and foreign laws, regulations, guidance and industry standards related to privacy, data security, data protection, direct marketing, and online advertising. Such laws, regulations and industry standards may include the Federal Trade Commission Act, the Telephone Consumer Protection Act of 1991, the Children’s Online Privacy Protection Act of 1998, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the California Consumer Privacy Act of 2018 (“CCPA”), the Canadian Personal Information Protection and Electronic Documents Act, Canada’s Anti-Spam Legislation, the EU GDPR, the EU GDPR as it forms part of the UK law by virtue of section 3 of the UK GDPR, the ePrivacy Directive, and PCI DSS. In addition, states within the United States have enacted or proposed data privacy laws. For example, Virginia passed the Consumer Data Protection Act and Colorado passed the Colorado Privacy Act.
The CCPA and EU GDPR are examples of the increasingly stringent and evolving regulatory frameworks related to personal data processing. For example, the CCPA imposes obligations on covered businesses to provide specific disclosures related to a business’s collection, use and disclosure of personal data and to respond to certain requests from California residents related to their personal data (for example, requests to know of the business’s personal data processing activities, to delete the individual’s personal data and to opt out of certain personal data disclosures). Also, the CCPA provides for civil penalties and a private right of action for data breaches that may include statutory damage awards. In addition, it is anticipated that the California Privacy Rights Act of 2020 (“CPRA”), effective January 1, 2023, will expand the CCPA. The CPRA will, among other things, give California residents the ability to limit use of certain sensitive personal data, establish restrictions on the retention of personal data, expand the types of data breaches subject to the CCPA’s private right of action, and establish a new California Privacy Protection Agency to implement and enforce the new law. US federal and state consumer protection laws may require us to publish statements that accurately and fairly describe how we handle personal data and choices individuals may have about the way we handle their personal data.
European data protection laws (including the EU GDPR and UK GDPR) impose significant and complex compliance obligations on entities that are subject to those laws. For example, the EU GDPR applies to any company established in the European Economic Area (“EEA”) and to companies established outside the EEA that process personal data in connection with the offering of goods or services to data subjects in the EEA or the monitoring of the behavior of data subjects in the EEA. These obligations may include limiting personal data processing only to what is necessary for specified, explicit and legitimate purposes; requiring a legal basis for personal data processing; requiring the appointment of a data protection officer in certain circumstances; increasing transparency obligations to data subjects; requiring data protection impact assessments in certain circumstances; limiting the collection and retention of personal data; increasing rights for data subjects; formalizing a heightened and codified standard of data subject consents; requiring the implementation and maintenance of technical and organizational safeguards for personal data; mandating notice of certain personal data breaches to the relevant supervisory authority(ies) and affected individuals; and mandating the appointment of representatives in the UK and/or EU in certain circumstances.
Hazardous Materials Regulation
Some of the products we sell and distribute are considered hazardous materials. The transportation of such materials is regulated by the United States Department of Transportation (“DOT”) and its agencies, including the Pipeline and Hazardous Materials Safety Administration (“PHMSA”) and the FAA. These regulations require us, among other things, to provide function-specific training to our employees and properly classify, mark and label hazardous materials prior to offering them into transportation. Failing to comply with these regulations could result in DOT investigations, administrative actions, civil penalties or other sanctions. Transportation of packages outside of the U.S. is subject to similar regulatory schemes in the countries in which we ship those packages.
See the section titled “Risk Factors — Legal and Regulatory Risks” for additional information about the laws and regulations to which we are or may become subject and the risks to our business associated with such laws and regulations.
Legal Proceedings
From time to time, we are involved in legal proceedings and subject to claims that arise in the ordinary course of business. Although the results of legal proceedings and claims cannot be predicted with certainty, to our knowledge we are not currently party to any legal proceedings which, if determined adversely to us, would individually or taken together have a material adverse effect on our business, operating results, cash flows or financial condition. We may also pursue litigation to protect our legal rights and additional litigation may be necessary in the future to enforce our intellectual property and our contractual rights, to protect our confidential information or to determine the validity and scope of the proprietary rights of others.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PACKABLE
The following discussion and analysis of Packable’s financial condition and results of operations should be read in conjunction with Packable’s consolidated financial statements and notes to those statements included in this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. Packable’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in this proxy statement/prospectus.
For purposes of this subsection only, “Packable” “the Company,” “we,” “us” or “our” refer to Packable Holdings, LLC, and its subsidiaries, unless the context otherwise requires.
Overview
We are a leading eCommerce company with a proprietary tech-enabled offering, sitting at the intersection of brands, marketplaces and customers. We believe our leading position is supported by (1) our total number of customer reviews across marketplaces as compared to our peers, and (2) our 86+ million cumulative consumer transactions as of December 31, 2021. Our value proposition to brands is as follows: the proliferation of online marketplaces accounts for an increasing portion of total eCommerce sales globally and is expected to reach 81% of all eCommerce sales by 2024, according to Edge by Ascential. However, online marketplaces are complex and disparate. We have the experience, data insights, proprietary technology and know-how to serve as a premier partner for brands seeking to directly and indirectly sell products across marketplaces in a brand strategy consistent manner, driving greater overall revenue and fueling faster growth for our various partners.
U.S. eCommerce sales continue to accelerate and are expected to grow from $792 billion in 2020 to over $1 trillion by 2022 according to eMarketer, with a predominant share of those eCommerce sales occurring through Amazon’s and Walmart’s marketplace platforms. With retail sales continuing to increase online, we believe that many consumer brands have struggled to manage the challenges created within the eCommerce ecosystem, specifically with respect to online marketplaces. These challenges include limitations in pricing and inventory forecasting, management of disparate emerging marketplaces, end-to-end customer fulfillment and logistics, customer experience management and brand marketing.
We built Packable to help our brand partners solve these challenges directly, allowing them to take advantage of the massive consumer opportunity in eCommerce. We have over 100 brand partners including traditional consumer packaged goods companies (which we refer to as large CPGs) and digitally native brands, offering each brand a tailored eCommerce solution. With over 86 million consumer transactions as of December 31, 2021, more reviews on Amazon in North America than any other third-party seller and a net revenue retention rate of 147% in 2020, we believe that we are a leading go-to destination for brands looking to unlock their eCommerce potential. Our ability to generate business with new and existing brand partners is bolstered by our consistent brand loyalty — we have never lost a large CPG brand partner with a 100% logo retention track record. We are proud of the exceptional customer experience we have delivered, as evidenced by the over one million reviews we have received on Amazon, with a 97% lifetime positive rating.
Packable evolved out of a brick-and-mortar pharmacy located in Bronx, New York. Ten years ago, our founders decided to refocus their attention to selling products on the emerging eCommerce marketplaces, recognizing their potential to upend the traditional retail model. From these humble beginnings, we made our first online sale in 2011, when only two predominant online U.S. marketplaces existed, Amazon and eBay. Today, we carry over 33,000 SKUs, operate across numerous online marketplaces and D2C websites and process more than 1.5 million orders each month for our customers.
Our tech-enabled eCommerce offering spans the transaction lifecycle, including tech-enabled inventory planning and data analytics, marketing, marketplace management, logistics and distribution, customer experience and support. By combining the end-to-end commerce lifecycle in one platform, we act as a comprehensive service provider and empower our brand partners to avoid disparate and inefficient points of sale. Additionally, since we help facilitate the vast eCommerce lifecycle, we gain access to rich customer transaction data, which provides us with differentiated data insights that we use to optimize our tech-enabled eCommerce offering.
Our current product catalog, which is in excess of 33,000 SKUs, includes health and beauty, hair care, nutrition, household, OTC medicines and medical, as well as other categories such as baby and children, food, beverage, and pet. We purchase this inventory from our brand partners to fulfill orders across all of our marketplace partners as well as D2C sites that we operate on the brands’ behalf. We are also planning to expand our OTC, shelf-stable food, beverage and pet offerings, each of which we believe are underpenetrated categories in the eCommerce space. In building our product catalog, we initially forged relationships with distributors, but subsequently began working directly with large CPGs. In 2017, we launched digitally native brand sourced product offerings to partner with brands seeking to expand their online presence, before they are able to attract interest from distributors and large box retailers. Our digitally native brand partners are largely mission-oriented and founder-led, creating a large selection of proprietary products that meet the evolving purchase criteria for our customers, including products that are good for both the customer and the world. Today, our product portfolio includes a healthy mix of products sourced from large CPGs, digitally native brands and well-known distributors.
Our financial model is characterized by strong revenue growth, expanding gross margins and consistent brand retention. Our financial highlights include:
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revenue of $373 million in 2020, up 52% over 2019;

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gross profit of $177 million in 2020, up 58% over 2019;

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net loss of $(114) million in 2020, up 190% over 2019;

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Adjusted EBITDA of $(59) million in 2020, up 78% over 2019;

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revenue of $246 million in 2019, up 22% over 2018;

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gross profit of $112 million in 2019, up 26% over 2018;

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net loss of $(39) million in 2019, up 47% over 2018; and

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Adjusted EBITDA of $(33) million in 2019, up 55% over 2018.

Our Business Model
We have a diversified base of brand partners that represent a mix of CPGs and digitally native brands, who we work with directly and/or via large distributors to fulfill orders across a growing number of online third-party marketplaces, partner D2C sites, as well as our own websites. We have over 33,000 SKUs in inventory and manage our assortment and sales across multiple marketplaces utilizing a variety of information technology systems, tools, and related processes to do so. We retain control over our inventory, listing price, bundling options and shipping and logistics.
As noted above, our business model and financial results are characterized by strong revenue growth, expanding gross margins and consistent brand retention.
Recent Developments
COVID-19
We continue to closely monitor the impact of the COVID-19 outbreak on our business, results of operations and financial results. The pandemic has been a highly disruptive economic and societal event that has impacted our operations and has had a significant impact on consumer shopping behavior. Uncertainties in the global economy may adversely impact our operations, brand partners, customers, and other business partners, which may interrupt our supply chain, impact future sales, and require other changes to our operations. However, we do not anticipate any long-term adverse effects from the pandemic at this time.
In response to the economic uncertainty caused by the pandemic, we have adapted aspects of our logistics, transportation, supply chain, and purchasing processes accordingly. This has resulted in higher costs of shipping and storage, which we continue to monitor and currently believe to be near term focused. In addition, we have seen customers shift more of their total shopping spending to online channels since the COVID-19 outbreak, which has led to increased sales and order activity for the business. On the supply side however, some of our brand partners and logistics partners have experienced supply constraints or labor shortages, affecting our ability to maintain adequate inventory levels on key portions of our product catalogue. We expect these COVID-related trends to continue in the near-term.
We continue to monitor conditions and adapt our operations to meet federal, state and local standards. Our focus remains on promoting the health, safety and financial security of our employees and serving our customers. As a result, we have taken a number of precautionary measures, including implementing social distancing, enhanced cleaning measures, suspending all nonessential travel, and transitioning a large portion of our administrative employees to working-from-home. In the short term, we have continued to see increased sales and order activity in the market since the COVID-19 outbreak. However, the situation remains dynamic and subject to rapid and possibly material change. We will continue to actively monitor the situation and may take further actions that alter our business operations as may be required by federal, state, local or foreign authorities, or that we determine are in the best interests of our customers, employees, suppliers, partners, stockholders, and communities.
Pending Merger with Highland Transcend Partners I Corp.
On September 8, 2021, Packable Holdings, LLC entered into the Merger Agreement with Highland Transcend, Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of HTP, Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of HTP, Picasso Merger Sub III, LLC, a Delaware limited liability company and wholly owned direct subsidiary of HTP, Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership, CP VII Pacer Corp., a Delaware corporation, CP VII Pacer EU L.P., a Delaware limited partnership, and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equity holders. Under the terms of the proposed transactions, (the “Transactions”), Highland Transcend Partners I Corp. will merge with Packable Holdings, LLC through a series of mergers described in more detail in the section entitled “The Business Combination” at an estimated pro forma enterprise value of approximately $1.550 billion. The cash component of the transaction will be funded by Highland Transcend Partners I Corp. cash in trust of at least $300 million (assuming no redemptions) as well as an aggregate amount of $180 million consisting of a private placement of $70 million of common stock at $10.00 per share as well as $110 million of convertible notes from a limited number of accredited investors. The convertible notes have been funded in full. The remainder of the Transactions are expected to close during the first quarter of 2022 and remain subject to customary closing conditions.
Factors Affecting Our Performance
We believe that our future performance and success depends on a number of factors that present significant opportunities for us but also pose risks and challenges, including those discussed below and in the section of this proxy statement/prospectus titled “Risk Factors.”
Overall Economic Trends
The overall economic environment and related changes in consumer behavior have a significant impact on our business. Overall, positive conditions in the broader economy promote consumer spending on marketplaces and our products, while economic weakness, which generally results in reduced consumer spending, may have a negative impact on our sales. Macroeconomic factors that can affect customer spending patterns, and thereby our results of operations, include employment rates, business conditions, changes in the housing market, the availability of credit, interest rates and fuel and energy costs. In addition, during periods of low unemployment, we generally experience higher labor costs and may have difficulty hiring/retaining sufficient staff.
Growth in Brand Awareness
We intend to continue investing in marketing efforts to build our brand awareness among brands, marketplaces, and consumers. We invest in building our brand awareness through advertising and marketing,

and for 2020 and 2019, marketing spend as a percentage of sales was approximately 5% and 6% respectively. We also work with our digitally native brand partners to provide marketing campaigns to increase customer awareness of new brands and build brand equity.
Over the near to medium term, we expect an increase in spending on marketing in absolute dollar terms as we optimize marketplace conversion and drive traffic to our brand partner D2C sites, but over the long term, we expect our spending on marketing as a percentage of sales to decrease.
Retaining and Growing our Brand Partner Base
We believe there is a substantial opportunity to continue to grow our brand partners and as a result the SKUs available for sale through marketplace partners. As of December 31, 2021 we had more than 100 brand partners, representing a mix of large CPGs and digitally native brands. We continuously seek to grow the portfolio of SKUs we have to offer, especially as customers expand the set of products that they order online. With over 86 million consumer transactions as of December 31, 2021, more reviews on Amazon in North America than any other third-party seller and net revenue retention rate of 147% in 2020, we believe that we are a leading go-to destination for brands looking to unlock their eCommerce potential. Our ability to generate business with new and existing brand partners is bolstered by our consistent brand loyalty — we have never lost a large CPG brand partner and we have had 100% logo retention. Our ability to retain and acquire brand partners is a critical driver of consumers’ product selection and correspondingly revenue growth.
Inventory Management
We leverage our proprietary technology to collect data to guide how we buy and manage our inventory, including merchandise assortment and fulfillment center optimization. Through analyzing customer feedback and real-time customer purchase behavior, we are able to efficiently predict consumer demand beyond the insights of our brand partners. To ensure sufficient availability of merchandise, we generally enter into purchase orders well in advance in order to meet expected demand from our customer purchases. As a result, we are vulnerable to interruptions of the supply chains of our brand partners. Such impacts were evident in the first nine-months of 2021 when industry-wide supply chain constraints and a warehouse management system transition together resulted in significant inventory out of stock, purchase order delays and delays in onboarding new customers. We expect these challenges to continue in the near to mid-term.
Investment in Growth
We believe that we have an opportunity to continue to achieve significant growth due to the growing importance of 3P eCommerce strategies for our brand partners as well as the ongoing shift of online sales from 1P to 3P in both existing and newly emerging marketplaces. In order to realize such growth, we anticipate that our operating expenses will grow substantially as we continue to increase our spending on advertising and marketing, hiring additional personnel primarily in merchandising, technology, operations, customer service and general and administrative functions. We anticipate continuing to develop features on our technology platform to improve the value proposition for our brand partners and our customer experience. We believe that such investments will increase the number and loyalty of our brand partners and customers and, as a result, yield positive returns in the long term.
Key Performance Metrics
We regularly review several metrics, including the following key metrics, to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make strategic decisions. The following tables present our key performance metrics for the periods presented (in thousands except Gross Profit Margin, Adjusted EBITDA %, Total Transactions which is presented in millions and Average Order Value which is presented in dollars.)
	Nine Months Ended September 30,
	2021	2020
U.S. GAAP Measures:
Net loss	$(102,265)	$(80,960)
Net loss %	(35.0)%	(30.2)%
Net cash flows used in operating activities	$(117,811)	$(57,273)
Key Performance Indicators:
Revenue	$292,015	$268,123
Gross Profit	$133,238	$125,886
Gross Profit %	45.6%	47.0%
Adjusted EBITDA	$(80,570)	$(37,469)
Adjusted EBITDA %	(27.6)%	(14.0)%
Free Cash Flow	$(124,426)	$(67,145)
Total Transactions	14.2	13.9
Average Order Value	$21	$19
	Years Ended December 31,
	2020	2019	2018
U.S. GAAP Measures:
Net loss	$(113,883)	$(39,312)	$(26,765)
Net loss %	(30.5)%	(16.0)%	(13.2)%
Net cash flows used in operating activities	$(98,233)	$(42,285)	$(31,825)
Key Performance Indicators:
Revenue	$373,260	$246,341	$202,169
Gross Profit	$176,701	$112,184	$89,016
Gross Profit %	47.3%	45.5%	44.0%
Adjusted EBITDA	$(58,800)	$(33,109)	$(21,305)
Adjusted EBITDA %	(15.8)%	(13.4)%	(10.5)%
Free Cash Flow	$(110,988)	$(43,300)	$(33,206)
Total Transactions	19.1	13.2	10.9
Average Order Value	$20	$19	$19
Revenue
We generate revenue from the sale and shipping of products, which include health and beauty, hair care, nutrition, household, OTC medicines and medical, as well as other categories such as baby and children, food, beverage, and pet predominately through internet-based sales. We sell our products through a variety of third-party marketplace partners, brand partner D2C sites and our own websites. Revenue is net of sales returns and allowances and sales tax.
Service revenue represents fees for distinct value-added services that we provide to third parties, which may include sample and insert distribution, website hosting and other services aimed at growing and improving brands and sales. Revenue is billed monthly and earned and recognized over-time as the agreed upon services are completed. Service revenue has been immaterial to us in all periods presented.
We also periodically provide promotional offers, including discount offers, such as percentage discounts off current purchases and other similar offers. These offers are treated as a reduction to the purchase price of the related transaction and are reflected as a net amount in net sales. Such offers are discretionary, and we expect incentive offers to vary from period to period as a percentage of sales for the foreseeable future. Revenue increases were impacted by increased consumer use of eCommerce platforms caused by COVID-19.
Gross Profit and Gross Profit Margin
We use Gross Profit and Gross Profit Margin as key indicators of our profitability. These metrics are used to understand both increases and decreases in revenues and cost of goods sold. As revenue is a key metric, tracking it in comparison to the cost of goods sale is important for understanding costs relative to revenues. The overall increase to Gross Margin was impacted by COVID-19, which saw increased consumer use of eCommerce platforms as well as adverse effects to inbound freight and logistics.
Adjusted EBITDA and Adjusted EBITDA Margin
The comparable GAAP measure is net income (loss). We define Adjusted EBITDA as net income (loss), adjusted for interest expense, depreciation and amortization, share-based compensation, income taxes, gain or loss on extinguishment of debt, gain or loss on change in fair value of debt and warrant liability, certain other non-cash items, as well as other items to be consistent with definitions used by our current and future lenders, including transaction costs. Adjusted EBITDA provides a basis for comparison of our business operations between current, past, and future periods by excluding items from net income (loss) that we do not believe are indicative of our core operating performance.
Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Please refer to the “ — Non-GAAP Measures” section below for further discussion and for reconciliations to the most comparable U.S. GAAP measures. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and may not be comparable to similarly titled amounts used by other companies or persons, because they may not calculate these non-GAAP measures in the same manner.
Total Transactions
We define Total Transactions as the sum of all orders placed by customers for our products. Total Transactions is calculated gross and excludes returns. The Company does not offer any exchanges of products. A customer would have to place a separate order and pay for the desired product under a new transaction, which would then be fulfilled. An increase in consumer use of eCommerce, due to COVID-19, led to the increases in total transactions for 2020.
Average Order Value (“AOV”)
We define AOV as the total product order value net of discounts for the respective time-period divided by the Total Transactions processed during the same period. We believe AOV is an important indicator of business performance as it reflects our ability to optimally price and, in conjunction with our brand partners, develop the right pack sizes and develop new value add products for the market. Further, higher AOV orders are on average more profitable, helping to drive margin improvement from shipping, packaging, and labor efficiencies. Increased consumer use of eCommerce, in response to COVID-19, had an impact on AOV, one of the main reasons was consumers buying multi-pack products.
Free Cash Flow
The comparable GAAP measure is net cash provided by (used in) operating activities. We define Free Cash Flow as net cash provided by (used in) operating activities less purchases of property and equipment. As a liquidity measure, we believe Free Cash Flow provides useful information to management and investors about the amount of cash generated by our business, which is represented by net cash provided by (used in) operating activities, that after capital expenditures, can be used for strategic opportunities. We increased our purchases of inventory when they became available due to concerns over supply chain instability caused by COVID-19.
Free Cash Flow is a non-GAAP liquidity measure. Please refer to the “ — Non-GAAP Measures” section below for further discussion and for reconciliations to the most comparable U.S. GAAP measure.

This non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and may not be comparable to similarly titled amounts used by other companies or persons, because they may not calculate this non-GAAP liquidity measure in the same manner.
Non-GAAP Measures
Adjusted EBITDA and Adjusted EBITDA Margin
In addition to revenue, gross profit, operating loss and net loss, which are measures presented in accordance with U.S. GAAP, management believes that Adjusted EBITDA and Adjusted EBITDA Margin provide relevant and useful information which is widely used by analysts, investors, and competitors in our industry in assessing performance. We define Adjusted EBITDA as net income (loss), adjusted for interest expense, depreciation and amortization, share-based compensation, income taxes, gain or loss on extinguishment of debt, gain or loss on change in fair value of debt and warrant liability, certain other non-cash items, as well as other items to be consistent with definitions used by our current and future lenders, including transaction costs. We define net margin as net loss divided by revenue and we define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. However, you should be aware that when evaluating Adjusted EBITDA and Adjusted EBITDA Margin, Packable may incur future expenses similar to those excluded when calculating these measures. Packable’s presentation of these measures should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. Further, these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. Packable compensates for these limitations by relying primarily on its U.S. GAAP results and using Adjusted EBITDA and Adjusted EBITDA Margin on a supplemental basis. Packable’s computation of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. You should review the reconciliation of net loss to Adjusted EBITDA and Adjusted EBITDA Margin below and not rely on any single financial measure to evaluate Packable’s business.
Adjusted EBITDA and Adjusted EBITDA Margin are useful to an investor in evaluating our performance because these measures:
•
are widely used by analysts, investors, and competitors to measure a company’s operating performance;

•
are used by our lenders and/or prospective lenders to measure our performance; and

•
are used by our management for various purposes, including as a measure of performance and as a basis for strategic planning and forecasting.

The reconciliations of net loss, which is the most comparable U.S. GAAP measure, to non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin for the nine months ended September 30, 2021 and 2020 are as follows:
($ in thousands, except percentages)
	Nine Months Ended September 30,
	2021	2020
Net loss	$(102,265)	$(80,960)
Add back:
Interest	8,307	11,308
Depreciation and amortization	2,880	1,321
Share based compensation	2,839	193
Taxes	65	21
Loss on change in fair value of debt and warrant liability	4,507	30,648
Transaction -related costs(1)	$3,097	$—
Adjusted EBITDA	$(80,570)	$(37,469)
Revenue	$292,015	$268,123
Net Margin	(35.0)%	(30.2)%
Adjusted EBITDA Margin	(27.6)%	(14.0)%

(1)
Includes costs associated with the pending Business Combination

The reconciliations of net loss, which is the most comparable U.S. GAAP measure, to non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin for the years ended December 31, 2020, 2019 and 2018 are as follows:
($ in thousands, except percentages)	Years Ended December 31,
	2020	2019	2018
Net loss	$(113,883)	$(39,312)	$(26,765)
Add back:
Interest	16,195	4,527	3,810
Depreciation and amortization	1,974	1,451	1,277
Share based compensation	371	155	373
Taxes	30	70	—
Loss on extinguishment of debt	2,735	—	—
Loss on change in fair value of debt and warrant liability	33,778	—	—
Transaction-related costs	—	—	—
Adjusted EBITDA	$(58,800)	$(33,109)	$(21,305)
Revenue	$373,260	$246,341	$202,169
Net Margin	(30.5)%	(16.0)%	(13.2)%
Adjusted EBITDA Margin	(15.8)%	(13.4)%	(10.5)%
Free Cash Flow
To provide investors with additional information regarding our consolidated financial results, we also present Free Cash Flow, which is a non-GAAP liquidity measure. We define Free Cash Flow as net cash provided by (used in) operating activities less purchases of property and equipment.
We believe Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after capital expenditures, can be used for strategic opportunities, including repurchasing outstanding common stock, investing in our business, making strategic acquisitions and strengthening the balance sheet.
We do not consider Free Cash Flow in isolation or as an alternative to financial measures determined in accordance with U.S. GAAP and it should not be considered as an alternative to net cash provided by (used in) operating activities or any other performance measures derived in accordance with U.S. GAAP.
Free Cash Flow has certain limitations as a liquidity measure. A limitation regarding the use of Free Cash Flow rather than the U.S. GAAP measures of cash provided by (used in) operating activities, investing activities, and financing activities is that Free Cash Flow does not represent the total increase or decrease in the cash and cash equivalents balance in a given period as it excludes cash flows from investing activities, other than capital expenditures, and cash flows from financing activities. In addition, it is important to note that other companies, including companies in our industry, may not use Free Cash Flow, may calculate Free Cash Flow in a different manner than we do or may use other financial measures to evaluate their performance or liquidity, all of which could reduce the usefulness of Free Cash Flow as a comparative measure. Furthermore, Free Cash Flow may be affected in the near to medium term by the timing of capital investments (such as the launch of new fulfillment centers, customer service centers, and corporate offices and purchases of warehouse and other equipment), fluctuations in our growth and the effect of such fluctuations on working capital, and changes in our cash conversion cycle due to increases or decreases of vendor payment terms as well as inventory turnover.
The reconciliations of net cash provided by (used in) operating activities, which is the most comparable U.S. GAAP measure, to non-GAAP Free Cash Flow for the nine months ended September 30, 2021 and 2020 are as follows:
($ in thousands)	Nine Months Ended September 30,
	2021	2020
Net cash flows used in operating activities	$(117,811)	$(57,273)
Less: Purchase of property and equipment	(6,615)	(9,872)
Free Cash Flow	$(124,426)	$(67,145)
The reconciliations of net cash provided by (used in) operating activities, which is the most comparable U.S. GAAP measure, to non-GAAP Free Cash Flow for the years ended December 31, 2020, 2019 and 2018 are as follows:
($ in thousands)	Years Ended December 31,
	2020	2019	2018
Net cash flows used in operating activities	$(98,233)	$(42,285)	$(31,825)
Less: Purchase of property and equipment	(12,755)	(1,015)	(1,381)
Free Cash Flow	$(110,988)	$(43,300)	$(33,206)
Components of Our Results of Operations
Revenue
We generate revenue from the sale and shipping of products, which include health and beauty, hair care, nutrition, household, OTC medicines and medical, as well as other categories such as baby and children, food, beverage, and pet. We sell our products through a variety of third-party marketplace partners, brand partner D2C sites and our own websites. Revenue is net of sales returns and allowances and sales tax.
Service revenue represents fees for distinct value-added services that we provide to third parties, which may include sample and insert distribution, website hosting and other services aimed at growing and improving brands and sales. Revenue is billed monthly and earned and recognized over-time as the agreed upon services are completed. Service revenues for the period presented is immaterial.

We also periodically provide promotional offers, including discount offers, such as percentage discounts off current purchases and other similar offers. These offers are treated as a reduction to the purchase price of the related transaction and are reflected as a net amount in net sales. Such offers are discretionary, and we expect incentive offers to vary from period to period as a percentage of sales for the foreseeable future.
Cost of Goods Sold
Cost of goods sold is comprised of the cost of merchandise sold, as well as the related inbound freight costs and labor directly attributable to bringing certain goods to a saleable condition. In categorizing costs, the Company captures applicable depreciation, amortization, and costs to maintain and run revenue generating technology, equipment related costs and any personnel-related costs as cost of goods sold.
Selling and Distribution Expenses
Selling expenses consist of advertising expenses, salaries, benefits, travel expense and incentive compensation for our sales employees, consistent with our peers.
Distribution expenses represent expenses incurred in operating and staffing fulfillment and customer service centers, including costs attributable to buying, receiving, payment processing and related transaction costs and responding to inquiries from customers. Included within fulfillment costs are merchant processing fees charged by third parties that provide merchant processing services for credit cards.
We anticipate that distribution expenses will increase on an absolute dollar basis but decrease as a percentage of net sales over the long term, as we expect net sales to increase, while some, but not all, distribution expenses are expected to vary in direct proportion to net sales. We plan to achieve this by opening distribution centers in additional locations that will allow us to deliver to our customers faster and more affordably.
Warehousing and General and Administrative Expenses
Warehousing expenses consist of costs attributable to buying, receiving, inspecting and warehousing inventories, picking, packaging and preparing customer orders for shipment.
General and administrative expenses consist of payroll and related expenses for employees involved in general corporate functions, including accounting, finance, tax, legal and human resources; costs associated with use by these functions, such as depreciation expense and rent relating to facilities and equipment; professional fees and other general corporate costs; share-based compensation; and fulfillment costs.
We expect to incur additional expenses as a result of operating as a public company, including expenses to comply with the rules and regulations applicable to companies listed on a national securities exchange, expenses related to compliance and reporting obligations pursuant to the rules and regulations of the SEC, as well as higher expenses for general and director and officer insurance, investor relations, and professional services. Overall, as we continue to grow as a company, we expect that our general and administrative costs will increase on an absolute dollar basis but decrease as a percentage of revenue over the long term.
Interest Expense, Net
Interest expense, net consists primarily of interest payable on borrowings under our ABL Credit Facility (as defined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Packable”) and recently issued convertible notes. We expect interest expense to increase in the future in connection with the September 2021 convertible notes and any additional borrowings under the August 2021 expansion of the ABL Credit Facility.
Loss on Extinguishment of Debt
Loss on extinguishment of debt consists primarily of losses arising from the conversion of convertible debt into equity at a pre-agreed beneficial discount/cap to the fair value on extinguishment, as well as certain early payment and make whole interest charges.

Loss on Change in Fair Value of Debt and Warrant Liability
Loss on change in fair value of debt and warrant liability reflects the changes in fair value related to the remeasurement of warrants and convertible notes at each balance sheet date.
Other Expense, net
Other expense, net consists of miscellaneous non-operating expense.
Comparison of Results of Operations
The following tables set forth our results of operations for the periods presented. The period-to-period comparison of financial results is not necessarily indicative of future results.
Comparison of the Nine Months Ended September 30, 2021 and 2020
The following table is reference for the discussion that follows:
($ in thousands, except percentages)	Nine Months Ended September 30,		Change
	2021	2020	$	%
			2021 Vs 2020
Revenue	$292,015	$268,123	$23,892	8.9%
Cost of goods sold	158,777	142,237	16,540	11.6%
Gross profit	133,238	125,886	7,352	5.8%
Operating expenses:
Selling and distribution expenses	155,374	132,203	23,171	17.5%
Warehousing and general and administrative expenses	67,151	32,630	34,521	105.8%
Total operating expenses	222,525	164,833	57,692	35.0%
Operating loss	(89,287)	(38,947)	(50,340)	129.3%
Other expense:
Interest expense, net	(8,307)	(11,308)	3,001	(26.5)%
Loss on change in fair value of debt and warrant liability	(4,507)	(30,648)	26,141	(85.3)%
Other expense, net	(164)	(57)	(107)	187.7%
Total other expense, net	(12,978)	(42,013)	29,035	(69.1)%
Net loss and comprehensive loss	(102,265)	(80,960)	21,305	(26.3)%
Net loss attributable to noncontrolling interest	46	—	46	100.0%
Net loss attributable to Packable Holdings, LLC	$(102,219)	$(80,960)	$(21,259)	(26.3)%
Revenue
Revenue of $292.0 million for the nine months ended September 30, 2021, increased by $23.9 million, or 8.9%, as compared to $268.2 million for the same period in 2020, a period with increased eCommerce activity due to COVID-19. The increase was primarily due to efforts to grow our business organically through a variety of focused growth initiatives, including an emphasis on growing average order values, supported by a greater use of information technology systems and tools, as well as increasing consumer prices on an ad hoc basis following vendor price increases. These actions were instrumental in achieving an average order value of $21 for the nine months ended September 30, 2021 as compared to $19 for the same period in 2020, and an increase in total transactions to 14.2 million from 13.9 million for the same periods.
Cost of goods sold
Cost of goods sold of $158.8 million for the nine months ended September 30, 2021, increased by $16.5 million, or 11.6%, as compared to $142.2 million for the same period in 2020. Overall, cost of goods sold increased as a result of the increase in size of orders, which is reflected in the increase in average order values to $21 from $19. There was also a corresponding increase in total transactions to 14.2 million from 13.9 million. For the nine months ended September 30, 2021, the rate of growth in cost of goods sold was greater than the rate of growth in revenue largely due to product vendor price increases that we did not immediately and fully pass on to our customers.
Gross profit
Gross profit of $133.2 million during the nine months ended September 30, 2021, increased by $7.4 million, or 5.8%, as compared to $125.9 million for the same period in 2020, representing gross margins of 45.6% and 47.0%, respectively. The increase in gross profit for the nine months ended September 30, 2021, was primarily due to increased revenues net of related cost of goods sold. The lower gross margin percentage for the nine months ended September 30, 2021, as discussed above, primarily reflects the effect of product vendor price increases not being immediately and fully passed on by us to our customers.
Selling and distribution expenses
Selling and distribution expenses of $155.4 million for the nine months ended September 30, 2021, increased by $23.2 million, or 17.5%, as compared to $132.2 million for the same period in 2020. The increase was primarily due to increased: (i) fulfillment expense of $9.4 million due to greater use of third-party services and increased freight expense, reflecting increased volumes, higher prices and more use of premium cost expedited shipping options compared to the comparable prior year period; (ii) payroll and related expenses of $6.7 million due to additional hiring and enhanced stock-based compensation; (iii) sales commission expense of$3.8 million due to increased revenue; and (iv) advertising expenses of $2.9 million.
Warehousing and general and administrative expenses
Warehousing and general and administrative expenses of $67.2 million for the nine months ended September 30, 2021, increased by $34.5 million, or 105.8%, as compared to $32.6 million for the same period in 2020. The increase was primarily due to increased: (i) warehouse operations, administrative, and managerial personnel expense of $11.1 million (including $1.3 million for share based compensation) due to hiring additional personnel; (ii) rent and other facility related expenses of $5.9 million due to the procurement of additional office and warehouse facilities; (iii) additional professional services fees of $12.2 million; (iv) workers’ compensation and other insurance expenses of $1.6 million; and (v) depreciation expense of $1.6 million related to equipment at new facilities.
Interest expense, net
Interest expense, net of $8.3 million for the nine months ended September 30, 2021, decreased by $3.0 million, or 26.5%, as compared to $11.3 million for the same period in 2020. The decrease was primarily due to increased use of lower cost Asset Based Credit facilities in place of higher cost debt and the elimination of interest arising from conversion of prior year convertible debt into Series B-1 equity during the fourth quarter of 2020.
Loss on change in fair value of debt and warrant liability
Loss on change in fair value of debt and warrant liability of $4.5 million for the nine months ended September 30, 2021, decreased by $26.1 million, or 85.3%, as compared to a loss of $30.6 million for the same period in 2020. The decrease was primarily due to a greater rate of change in fair value of the convertible debt in 2020.
Other expenses, net
Other expenses, net of at $0.2 million for the nine months ended September 30, 2021, slightly increased by $0.1 million, as compared to $0.1 million for the same period in 2020.

Comparison of the Years Ended December 31, 2020, 2019 and 2018
The following table is reference for the discussion that follows.
($ in thousands, except percentages)	Years Ended December 31,			Change		Change
	2020	2019	2018	$	%	$	%
				2020 Vs 2019		2019 Vs 2018
Revenue	$373,260	$246,341	$202,169	$126,919	51.5%	$44,172	21.8%
Cost of goods sold	196,559	134,157	113,153	62,402	46.5%	21,004	18.6%
Gross profit	176,701	112,184	89,016	64,517	57.5%	23,168	26.0%
Operating expenses:
Selling and distribution expenses	188,030	117,353	88,164	70,677	60.2%	29,189	33.1%
Warehousing and general and administrative expenses	49,480	29,601	23,746	19,879	67.2%	5,855	24.7%
Total operating expenses	237,510	146,954	111,910	90,556	61.6%	35,044	31.3%
Operating loss	(60,809)	(34,770)	(22,894)	(26,039)	74.9%	(11,876)	51.9%
Other expense:
Interest expense, net	(16,195)	(4,527)	(3,810)	(11,668)	257.7%	(717)	18.8%
Loss on extinguishment of debt	(2,735)	—	—	(2,735)	*	—	*
Loss on change in fair value of debt and warrant liability	(33,778)	—	—	(33,778)	*	—	*
Other expense, net	(366)	(15)	(61)	(351)	*	46	(75.4)%
Total other expense, net	(53,074)	(4,542)	(3,871)	(48,532)	*	(671)	17.3%
Net loss and comprehensive loss	(113,883)	(39,312)	(26,765)	(74,571)	189.7%	(12,547)	46.9%
Net loss attributable to noncontrolling interest	24	—	—	24	*	—	0.0%
Net loss attributable to Packable Holdings, LLC	$(113,859)	$(39,312)	$(26,765)	$(74,547)	189.6%	$(12,547)	46.9%

*
The percentage change is not meaningful

Revenue
Revenue of $373.3 million for the year ended December 31, 2020, increased by $126.9 million, or 51.5%, as compared to $246.3 million for the same period in 2019. The increase was primarily due to organic growth in revenue related to existing brand partners, as well as securing new brand partner relationships. This incorporates accelerated growth due to an increased focus on eCommerce arising from COVID-19, which cannot be explicitly quantified. This is reflective of an increase in average order value to $20 from $19, and an increase in total transactions to 19.1 million from 13.2 million as 2020 saw a spike in eCommerce activity due to COVID-19.
Revenue of $246.3 million for the year ended December 31, 2019, increased by $44.2 million, or 21.8%, as compared to $202.2 million for the same period in 2018. The increase was primarily due to organic growth in revenue related to existing brand partners, as well as securing new brand partner relationships. This was facilitated by a new warehouse that opened in the third quarter of 2019. This warehouse also enabled generation of additional revenue through increased access to third-party marketplace fulfillment services. This is reflective of average order value remaining consistent at $19, and an increase in total transactions to 13.2 million from 10.9 million reflecting organic growth.
Cost of goods sold
Cost of goods sold of $196.6 million, for the year ended December 31, 2020, increased by $62.4 million, or 46.5%, as compared to $134.2 million for the same period in 2019. The increase was largely in line with the growth in revenue, as well as being reflective of improved volume rebates. Overall, cost of goods sold increased as a result of the increase in size of orders, which is reflected in the increase in average order values to $20 from $19 and an increase in total transactions to 19.1 million from 13.2 million as 2020 saw a spike in eCommerce activity due to COVID-19.
Cost of goods sold of $134.2 million, for the year ended December 31, 2019, increased by $21.0 million, or 18.6%, as compared to $113.2 million for the same period in 2018. The increase was largely in line with the growth in revenue, as well as being reflective of improved volume rebates. Overall, cost of goods sold increased primarily as a result of an increase in total transactions to 13.2 million from 10.9 million reflecting organic growth, as average order value remained consistent at $19.
Gross profit
Gross profit of $176.7 million for the year ended December 31, 2020, increased by $64.5 million or 57.5% from $112.2 million for the same period in 2019, representing gross margins of 47.3% and 45.5%, respectively. The increase in gross profit for the year ended December 31, 2020, was primarily due to increased revenues from existing brand partners, as well as securing new brand partner relationships and reflects the increase in total transactions to 19.1 million from 13.2 million. The improved gross margin percentage for the year ended December 31, 2020, primarily reflects improved volume rebates and increased vendor strategic incentives.
Gross profit of $112.2 million for the year ended December 31, 2019, increased by $23.2 million or 26.0% from $89.0 million for the same period in 2018, representing gross margins of 45.5% and 44.0%, respectively. The increase in gross profit for the year ended December 31, 2019, was primarily due to increased revenues from existing brand partners, as well as securing new brand partner relationships and reflects the increase in total transactions to 13.2 million from 10.9 million. The improved gross margin percentage for the year ended December 31, 2019, primarily reflects improved volume rebates and increased vendor strategic incentives.
Selling and distribution expenses
Selling and distribution expenses of $188.0 million for the year ended December 31, 2020, increased by $70.7 million, or 60.2%, as compared to $117.4 million for the same period in 2019. The increase was primarily due to increased: fulfillment expense of $40.1 million due to greater use of third-party services and increased freight expense, reflecting increased volumes; sales commission expense of $18.3 million due to increased revenue; advertising expenses of $8.5 million; and payroll and related expenses of $3.8 million due to additional hiring.
Selling and distribution expenses of $117.4 million for the year ended December 31, 2019, increased by $29.2 million, or 33.1%, as compared to $88.2 million for the same period in 2018. The increase was primarily due to increased: fulfillment expense of $19.6 million due to greater use of third-party services and increased freight expense, reflecting increased volumes and advertising expenses of $6.3 million.
Warehousing and general and administrative expenses
Warehousing and general and administrative expenses of $49.5 million for the year ended December 31, 2020, increased by $19.9 million, or 67.2%, as compared to $29.6 million for the same period in 2019. The increase was primarily due to increased: (i) warehouse operations, administrative, and managerial personnel expense of $13.2 million due to hiring additional personnel; (ii) rent and other facility related expenses of $2.8 million due to additional office and warehouse facilities; (iii) additional professional services fees of $2.0 million; (iv) workers’ compensation and other insurance expenses of $1.0 million; and (v) depreciation expense of $0.5 million related to equipment at new facilities.
Warehousing and general and administrative expenses of $29.6 million for the year ended December 31, 2019, increased by $5.9 million, or 24.7%, as compared to $23.8 million for the same period in 2018. The increase was primarily due to increased warehouse operations, administrative, and managerial personnel expense of $3.9 million due to hiring additional personnel and rent and other facility related expenses of $1.7 million due to additional space rented.

Interest expense, net
Interest expense, net of $16.2 million for the year ended December 31, 2020, increased by $11.7 million, or 257.7%, as compared to $4.5 million for the same period in 2019. The increase was primarily due to a new credit structure and the use of the Convertible Notes (as defined below) in conjunction with seeking a Series B round of equity.
Interest expense, net of $4.5 million for the year ended December 31, 2019, increased by $0.7 million, or 18.8%, as compared to $3.8 million for the same period in 2018. The increase was primarily due to increased borrowing on debt facilities to fund expansion of operations.
Loss on extinguishment of debt
Loss on extinguishment of debt of $2.7 million for the year ended December 31, 2020, increased by $2.7 million, as compared to $0.0 million for the same period in 2019. The increase was primarily due to repayment of a credit facility in conjunction with completing a Series B round of equity.
Loss on change in fair value of debt and warranty liability
Loss on change in fair value of debt and warranty liability of $33.8 million for the year ended December 31, 2020, increased by $33.8 million, as compared to $0.0 million for the same period in 2019. The increase was primarily due to use of the Convertible Notes as a significant funding source and granting of a warrant related to a debt facility that is accounted for using liability method accounting.
Other expenses, net
Other expenses, net of $0.4 million for the year ended December 31, 2020, increased by $0.4 million, as compared to $0.0 million for the same periods in 2019 and 2018. The increase was primarily due to an impairment charge related to minority cost basis investments and other immaterial non-operating expenses, including unrecovered expenses related to a sub-lease of surplus real estate.
Seasonality
We experience limited seasonality in our business as we sell every day consumable items and as such do not have high concentration of revenue in the holiday quarter. Our net sales tend to grow throughout the fiscal year as we continue to acquire additional new customers and they continue to purchase from us.
Liquidity and Capital Resources
Since inception, and in line with our growth strategy, we have sustained recurring losses and negative cash flows from operations. For the years ended December 31, 2020, 2019, and 2018, we had a net loss of $113.9 million, $39.3 million, and $26.8 million, respectively, and cash used in operating activities of $98.2 million, $42.3 million, and $31.8 million, respectively. To date, we have not generated sufficient liquidity to fund our operations and have relied on funding through a combination of equity financing, bank debt and previously, a revolving line of credit from one of our members. We have determined additional financing will be required to fund our operations for the next 12 months and our ability to continue as a going concern is dependent upon obtaining additional capital and financing.
Effective September 8, 2021, we signed agreements related to the deferred completion of the Merger Agreement with Highland Transcend that included private placements of an aggregate amount of $180 million which consisted of the sale on September 9, 2021 of $110.0 million in 2021 Convertible Notes (as defined below) (which have been funded in full) and the future sale of $70.0 million of PIPE subscription funding which will be settled upon closing, which is expected in the first quarter of 2022 and remains subject to customary closing conditions.
We plan on raising funds as set out above and through the above mentioned Transactions. There is currently no public market for our common units. While we believe in the viability of our ability to raise additional funds, there can be no assurances to that effect. These matters raise substantial doubt about our ability to continue as a going concern for a period of twelve months from the issue date of this report. The consolidated financial statements have been prepared assuming we will continue as a going concern and do not include adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty. Our future capital requirements and the adequacy of available funds will depend on many factors, including those described in the section captioned “Risk Factors.”
The following table represents our working capital balances, as of September 30, 2021 and December 31, 2020 and 2019:
($ in thousands)	As of
	September 30, 2021	December 31, 2020	December 31, 2019
Current Assets	$237,617	$183,211	$54,542
Current Liabilites	81,672	77,607	51,307
Working Capital	$155,945	$105,604	$3,235
Current assets as of September 30, 2021 and December 31, 2020 primarily consist of $108.5 million and $80.2 million in cash and $124.5 million and $94.7 million in merchandise inventory, net of reserves, respectively.
Current assets as of December 31, 2020 and December 31, 2019 primarily consist of $80.2 million and $10.3 million in cash and $94.7 million and $43.3 million in merchandise inventory, net of reserve respectively.
Current liabilities as of September 30, 2021 and December 31, 2020 primarily consist of $41.1 million and $29.9 million in trade accounts payable and $13.6 million and $24.2 million in amounts due to related parties, respectively.
Current liabilities as of December 31, 2020 and December 31, 2019 primarily consist of $29.9 million and $15.5 million in trade accounts payable and $24.2 million and $9.5 million in amounts due to related parties, respectively.
As set out in the table above, as of September 30, 2021, December 31, 2020, and December 31, 2019, we had positive working capital of $155.9 million, $105.6 million, and $3.2 million, respectively. The growth in working capital over the periods presented reflects increases in our warehouse facilities and related inventory levels. This was partially off-set by our trade accounts payable and amounts due to related party suppliers in respect of purchases increasing in the aggregate, as well as being facilitated by our Series B fundraising in the fourth quarter of 2020 and the first nine months of 2021. These matters are discussed further in the Operating Activities and Investing Activities sections within Cash Flows, below.
Cash Flows
The following tables present cash provided by (used in) operating, investing and financing activities during the nine months ended September 30, 2021 and 2020 and the years ended December 31, 2020, 2019 and 2018:
($ in thousands)	Nine Months Ended September 30,
	2021	2020
Net cash flows used in operating activities	$(117,811)	$(57,273)
Net cash flows used in investing activities	(7,604)	(11,010)
Net cash flows provided by financing activities	153,707	68,227
Net change in cash and cash equivalents	$28,292	$(56)

($ in thousands)	Years Ended December 31,
	2020	2019	2018
Net cash flows used in operating activities	$(98,233)	$(42,285)	$(31,825)
Net cash flows used in investing activities	(16,968)	(1,519)	(2,216)
Net cash flows provided by financing activities	185,130	48,391	35,670
Net change in cash and cash equivalents	$69,929	$4,587	$1,629
Operating Activities
Net cash used in operating activities was $117.8 million for the nine months ended September 30, 2021, and was primarily due to the net loss of $102.3 million (reduced by the non-cash loss on change of fair value of debt and warranty liability of $4.5 million and amortization of right-of-use assets of $3.7 million ) and net cash outflow from changes in merchandise inventory of $32.2 million, offset by changes in accrued expenses and other current liabilities of $4.1 million. The net loss reflects our further investment in the build-out of our logistics and fulfillment capabilities, including both personnel and physical facilities. This was coupled with the on-boarding of an expanded executive team, accompanied by increased general and administrative personnel, to support our current and planned growth. The cash outflow on merchandise inventory reflects growth in inventory following our opening of a replenishment center facility with 272,000 square feet of warehouse and office space in the fourth quarter of 2020.
Net cash used in operating activities was $57.3 million for the nine months ended September 30, 2020, and was primarily due to the net loss of $81.0 million (reduced by the non-cash loss on change of fair value of debt and warranty liability of $30.6 million), net cash outflow from changes in merchandise inventory of $32.2 million, offset by changes in accounts payable of $21.8 million. The net loss reflects on-going investment in personnel following the third quarter of 2019 leasing of an inventory preparation center with 90,000 square feet of warehouse and office space. This was accompanied by additional costs of operating due to the COVID-19 pandemic, as well as increases in inventory with a view to mitigating supply chain instability, which was effectively financed by growth in accounts payable ahead of our Series B financing later in 2020.
Net cash used in operating activities was $98.2 million for the year ended December 31, 2020 and was primarily due to the net loss of $113.9 million (reduced by the non-cash loss on change of fair value of debt and warranty liability of $33.8 million), coupled with a net cash outflow from changes in merchandise inventory of $54.7 million, offset by changes in accounts payable of $29.1 million. As discussed above, this reflects build-out of our logistics and fulfillment capabilities, in respect of both personnel and physical facilities and was partially offset by growth in accounts payable balances reflecting ongoing support of our vendors.
Net cash used in operating activities was $42.3 million for the year ended December 31, 2019 and was primarily due to the net loss of $39.3 million, and the net cash outflow from changes in merchandise inventory of $18.6 million, offset by changes in accounts payable of $13.2 million. As in later years, this reflects our growth in logistics and fulfillment capabilities, in respect of both personnel and physical facilities, with accompanying inventory growth largely funded by increased accounts payable.
Net cash used in operating activities was $31.8 million for the year ended December 31, 2018 and was primarily due to the net loss of $26.8 million, net cash outflow from changes in merchandise inventory of $12.9 million, offset by changes in accounts payable of $5.7 million. This reflects use of proceeds of our Series A financing, with inventory growth to facilitate increased revenues partially offset by increased accounts payable.
Investing Activities
Net cash used in investing activities was $7.6 million for the nine months ended September 30, 2021 and was primarily due to cash paid for purchase of property and equipment of $6.6 million, principally in support of our new replenishment center.
Net cash used in investing activities was $11.0 million for the nine months ended September 30, 2020 and was primarily due to cash paid for purchase of property and equipment of $9.9 million, largely in support of our recently opened inventory preparation center and soon to be opened replenishment center.

Net cash used in investing activities was $17.0 million for the year ended December 31, 2020 and was primarily due to cash paid for purchase of property and equipment of $12.8 million, investments at cost of $2.7 million and acquisition of a business of $1.5 million. The investment in property and equipment was substantially in relation to our new replenishment center, the investments at cost related to multiple separate equity investments in emerging growth brand partners, and a specialty skin care business was acquired.
Net cash used in investing activities was $1.5 million for the year ended December 31, 2019 and was primarily due to cash paid for purchase of property and equipment of $1.0 million and investments at cost of $0.5 million. The investment in property and equipment was focused on our inventory preparation center and the investments in affiliates related to various investments in emerging growth brand partners.
Net cash used in investing activities was $2.2 million for the year ended December 31, 2018 and was primarily due to cash paid for purchase of property and equipment of $1.4 million and investments at cost of $0.8 million. The investment in property and equipment was essentially in support of improvement of capabilities at our existing fulfilment center and the investments in affiliates related to initial investments in emerging growth brand partners.
Financing Activities
Net cash provided by financing activities was $153.7 million for the nine months ended September 30, 2021 and was primarily due to proceeds from the 2021 convertible notes of $110.0 million, proceeds from sale of Series B preferred units net of issuance costs of $43.5 million and net proceeds from our revolving line of credit of $9.5 million and offset by $9.5 million of redemption of common units.
Net cash provided by financing activities was $68.2 million for the nine months ended September 30, 2020 and was primarily due to proceeds from the 2020 Convertible Notes of $40.0 million, proceeds from term loan of $25 million, net proceeds from our revolving line of credit of $15.2 million, proceeds from the PPP (as defined below) loan of $4.6 million and offset by repayment of finance lease obligations and long-term debt of $16.5 million..
Net cash provided by financing activities was $185.1 million for the year ended December 31, 2020 and was primarily due to proceeds from sale of Series B preferred units net of issuance costs of $251.3 million, proceeds from the Convertible Notes of $40 million, proceeds from long term debt of $4.6 million, net proceeds from revolving line of credit of $17.7 million offset by redemption of Series A preferred units, of $45.2 million, redemption of common units, of $65.6 million and repayment of finance lease obligations and long-term debt of $17.6 million.
Net cash provided by financing activities was $48.4 million for the year ended December 31, 2019 and was primarily due to proceeds from the sale of Series A preferred units of $31.3 million, proceeds from long term debt of $13.5 million, net proceeds of revolving loans from related parties of $5.7 million offset by the repayment of finance lease obligations and long-term debt of $2.1 million.
Net cash provided by financing activities was $35.7 million for the year ended December 31, 2018 and was primarily due to proceeds from the sale of Series A preferred units of $32.3 million, net proceeds of revolving loans from related parties of $4.1 million and proceeds from long term debt of $1.3 million offset by the repayment of finance lease obligations and long-term debt of $1.9 million.
Financing Arrangements
Through December 8, 2021, we completed the following transactions, each of which has provided liquidity and cash resources:
Paycheck Protection Program Loan
In April 2020, we received loan proceeds in the amount of approximately $4.6 million under the Paycheck Protection Program (the “PPP”) which was established as part of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) administered through the Small Business Administration (the “SBA”). The PPP provides loans to qualifying businesses in amounts up to 2.5 times their average monthly payroll expenses and was designed to provide a direct financial incentive for qualifying businesses to keep their workforce employed during the COVID-19 crisis. PPP loans are uncollateralized and guaranteed by the SBA and are forgivable after a “covered period” (eight or twenty-four weeks) as long as the borrower maintains its payroll levels and uses the loan proceeds for eligible expenses, including payroll, benefits, mortgage interest, rent and utilities. The forgiveness amount will be reduced if the borrower terminates employees or reduces salaries and wages more than 25 percent during the covered period. Any unforgiven portion is payable over 2 years if issued before, or 5 years if issued after, June 5, 2020 at an interest rate of 1 percent with payments deferred until the SBA remits the borrower’s loan forgiveness amount to the lender, or, if the borrower does not apply for forgiveness, ten months after the end of the covered period. PPP loan terms provide for customary events of default, including payment defaults, breaches of representations and warranties, and insolvency events and may be accelerated upon the occurrence of one or more of these events of default. Additionally, PPP loan terms do not include prepayment penalties.
We used all proceeds for purposes consistent with the PPP requirements and currently believe that we will meet the conditions for forgiveness of the loan.
If our PPP loan, or a portion of it, is ultimately not forgiven, the loan will be subject to the PPP terms and conditions discussed above. The SBA reserves the right to audit any PPP loan, regardless of size. These audits may occur after forgiveness has been granted. In accordance with the CARES Act, all borrowers are required to maintain their PPP loan documentation for six years after the PPP loan was forgiven or repaid in full and to provide that documentation to the SBA upon request.
Revolving Line of Credit — Asset-backed Credit Facility
In September 2019, we refinanced our existing line of credit facility and entered into a senior financing agreement (the “Senior Financing Agreement”) with an entity affiliated with a Series A Preferred member.
The Senior Financing Agreement provided for a term loan (the “Senior Term Loan”) in the aggregate principal amount of $15.0 million and a revolving credit facility (the “Revolver Agreement”) which was not to exceed, the lower of 85% of eligible accounts receivable plus 65% of eligible net inventory (as defined therein), or $60.0 million. The Term Loan and Advances on the Revolver Agreement bore interest, at our option, at either LIBOR plus 8% per annum; or the prime lending rate as published by the Wall Street Journal plus 7% per annum.
In July 2020, we refinanced the existing Senior Financing Agreement, and entered into a new senior secured term loan agreement (“New Term Loan”) and Asset-backed Credit Facility (“ABL Credit Facility”). The ABL Credit Facility, which originally matures in July 2022, provides for borrowings not to exceed, the lower of 90% of eligible accounts receivable plus 70% of eligible net inventory (as defined), or $75.0 million. Borrowings under the ABL Credit Facility bear interest at a rate per annum equal to the 90-day LIBOR, with a 0.75% rate floor, plus 3%. We are also required to pay a commitment fee which shall accrue at a rate of 0.5% per annum on the average daily amount of the available revolving commitment during the period from the effective date to the day before the revolving commitments terminate. During January 2021, the ABL Credit Facility was amended to allow for a maximum borrowing of up to $100.0 million and the maturity date was extended to January 15, 2023.
All obligations under the ABL Credit Facility are guaranteed on a senior secured first-lien basis by our wholly owned domestic subsidiaries, subject to certain expectations, and secured, subject to permitted liens and other expectations, by a perfected first-priority security interest in substantially all of our and our wholly owned subsidiaries’ property and assets. This includes the lenders having cash dominion over our operating accounts and, in specified circumstances, over our investment account.
As of September 30, 2021 and December 31, 2020, we had $68.0 million and $58.5 million respectively in outstanding borrowings on the ABL Credit Facility, and interest expense related to this agreement for the nine months ended September 30, 2021 and 2020 was $2.0 million and $4.4 million, respectively. The fair value of the variable-rate ABL Credit Facility borrowings as of September 30, 2021 and December 31, 2020 approximates carrying value and has been classified as a Level 2 financial liability (as defined in Note 2, “Summary of Significant Accounting Policies” of the “Notes to Consolidated Financial Statements” included in the consolidated financial statements and notes for the year ended December 31, 2020).

The ABL Credit Facility contains a subjective acceleration clause (“SAC”), which permits the lender to accelerate the scheduled maturity date of the ABL Credit Facility upon a material adverse change in our business. In connection with introduction of substantial doubt about our ability to continue as a going concern in respect of the year ended December 31, 2020 and deficiencies in respect of certain information provided to the lenders, the lenders permanently waived the related events of default. Based on the waiver, our management has determined that acceleration of payment is unlikely, and as such the ABL Credit Facility is presented as noncurrent as of September 30, 2021.
On August 18, 2021 we increased our ABL Credit Facility to $150 million.
Term Loan and Warrants Issued
In July 2020, we entered into a Term Loan Credit Agreement (the “New Term Loan”) by and among us and Pharmapacks, LLC, as borrowers, Greenpharm Ventures LLC, as guarantor, the lenders party thereto and GPI Capital Gemini Holdco LP, in an aggregate principal amount of $25.0 million. The New Term Loan bore interest of 12% per annum (inclusive of 3% paid in-kind interest) and had a maturity date of July 24, 2022. In November 2020, we repaid the Term Loan, including a make whole interest payment of approximately $2.3 million. The prepayment of the Term Loans resulted in the recognition of an accelerated amortization of original issue discount of $2.7 million for the year ended December 31, 2020.
In connection with the Term Loan, we issued the lender warrants to purchase 149,094 common units. Upon issuance, the fair value of the warrants was determined to be $3.2 million which is considered a discount to the note and is recorded as a liability. As of September 30, 2021 and December 31, 2020, the stated fair value of the warrants was $9.7 million and $9.0 million, respectively and the change in fair value of $0.7 million for the nine months ended September 30, 2021 was recorded as loss on change in fair value of debt, and warrant liability in our consolidated statement of operations.
The warrants have an exercise price of $0.001 per unit and are exercisable through July 24, 2030. In the event the warrant is not exercised prior to expiration, the common units will be automatically issued on the expiration date.
2021 Convertible Debt
On September 9, 2021, we issued convertible notes in an aggregate principal amount of $110.0 million (the “2021 Convertible Notes”), pursuant to a private placement offering. The 2021 Convertible Notes bear interest at 5% per annum and mature five years from the date of issuance, at which time the principal and any accrued but unpaid interest shall be due and payable. We elected the fair value option for the 2021 Convertible Notes under ASC Topic 825, Financial Instruments with changes in fair value recorded in earnings each reporting period.
The 2021 Convertible Notes do not include any financial covenants and are subject to acceleration upon the occurrence of specified events of default. The 2021 Convertible Notes are subject to the following conversion and repayment features:
•
If we consummate a business combination with Highland Transcend, the outstanding principal and accrued and unpaid interest on the 2021 Convertible Notes will automatically convert at the closing of a business combination into shares of Highland Transcend at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by our equity holders.

•
If we consummate a qualified listing event, which is defined as the (i) a listing of common equity through acquisition by or merger with a special purpose acquisition company listed on the NYSE or Nasdaq other than Highland Transcend, in which the resulting parent company in such transaction realizes total proceeds from such business combination of at least $100 million, (ii) a firm commitment underwritten public offering pursuant to an effective registration under the Securities Act with proceeds of at least $100 million, or (iii) a direct listing of common equity securities on the NYSE or Nasdaq with a minimum market capitalization of at least $1 billion, the outstanding principal and accrued and unpaid interest on the 2021 Convertible Notes will automatically convert into a shares at a price per share that represents a 15% discount to the deemed price per share of the qualified listing event.

•
If we consummate a qualified financing, which is defined as an equity financing for the sale of our equity securities other than in a business combination with Highland Transcend or a qualified listing event, with an aggregate sales price of not less than $100 million, the outstanding principal and accrued and unpaid interest on the 2021 Convertible Notes will automatically convert into units at a price per unit that represents a 15% discount to the deemed price per unit of the qualified financing.

•
If we consummate a non-qualified financing, which is defined as an equity financing other than a business combination with Highland Transcend, a qualified financing or qualified event, each 2021 Convertible Note may, upon the election of the holder, convert into units at a price per unit that represents a 15% discount to the deemed price per unit of the non-qualified financing.

•
If the business combination with Highland Transcend is terminated, each 2021 Convertible Note may be converted prior to the maturity date, at the election of the holder, into units at a price per unit equal to $1.550 billion divided by the number of outstanding units after giving effect to the conversion, exchange or exercise of all securities which are convertible, exchangeable or exercisable to acquire units, determined as of the election date.

If the 2021 Convertible Notes are prepaid or converted, including in connection with the closing, prior to the one-year anniversary of the issuance thereof, an additional amount of interest will accrue equal to an amount that would have accrued from the date of such prepayment or conversion to, but excluding, the first anniversary of the issuance thereof. The 2021 Convertible Notes have been stated at the fair value of $113.8 million as of September 30, 2021 and the resulting change in fair value of $3.8 million was recorded as a loss on change in fair value of debt and warrant liability in the consolidated statement of operations for the nine months ended September 30, 2021.
2020 Convertible Debt
During the year ended December 31, 2020, we issued convertible bridge loans (“Convertible Notes”) in an aggregate principal amount of $40.0 million, pursuant to a private placement offering. The Convertible Notes bore interest at 5% per annum and matured twelve months from the date of issuance, at which time the principal and any accrued but unpaid interest shall be due and payable. We elected the fair value option for the Convertible Notes under ASC Topic 825, with changes in fair value recorded in earnings each reporting period.
The Convertible Notes did not include any financial covenants and were subject to acceleration upon the occurrence of specified events of default. The Convertible Notes were subject to the following conversion and repayment features:
•
In the event we completed a qualified financing, which is defined as the sale of Preferred Units for gross proceeds of at least $60.0 million, or an initial public offering (“IPO”) prior to the maturity date of the Convertible Notes, all principal and accrued interest will automatically convert into Series B-1 Preferred Units.

•
In the event we completed a non-qualified financing, or consummated a sale of the Company, as defined, prior to the maturity date of the Convertible Notes, at the election of the note holder, all principal and accrued interest can be converted into Series B-1 Preferred Units.

The conversion price with respect to an automatic or elective conversion is the lesser of (i) 80% of the lowest price per unit paid in cash by the other investors for Standard Preferred Units sold in a qualified or non-qualified Financing, as applicable or (ii) the price per unit determined by dividing (A) $500.0 million (valuation cap) by (B) the fully diluted capitalization of the Company immediately prior to the qualified or non-qualified financing, as applicable.
In November 2020, we completed a qualified financing, and as a result the 2020 Convertible Notes were automatically converted into 1,140,130 Series B-1 Preferred Units. The redemption of the notes resulted in the recognition of a loss on change in fair value of debt of $28.0 million for the year ended December 31, 2020.
Related Party Debt
During the nine months ended September 30, 2021, we entered into two facility agreements with a related party supplier who, as lender, agreed to provide the Company, as borrower, with two secured term loan facilities of up to $1.0 million each. Interest is accrued at the prime rate. The outstanding balance of the debt which has been classified as long term is $0.6 million as of September 30, 2021. See “Certain Packable Relationships and Related Party Transactions.”
Mezzanine Equity and Members’ Deficit
Unit Split
On February 19, 2020, our Board of Managers approved a 1 for 10,000 split for each issued and outstanding class of Units. All unit and per unit information in prior periods have been recast to give effect for the split.
Operating Agreement
On April 23, 2019, our operating agreement was amended (the “Amended LLC Agreement”) to provide for the authorization of the following classes of units:
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14,000,000 Common Units;

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3,625,000 Series A Preferred Units; and

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247,450 Incentive Units.

In connection with the adoption of the Amended LLC Agreement, all of the then existing member units were converted into Common Units.
On November 6, 2020, the Amended LLC Agreement was further amended (the “Second Amended LLC Agreement”) to provide for the authorization of the following classes of units:
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22,000,000 Common Units;

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3,325,000 Series A Preferred Units;

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4,979,030 Series B Preferred Units;

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1,140,130 Series B-1 Preferred Units; and

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1,484,628 Incentive Units.

In connection with the adoption of the Second Amended LLC Agreement, all of the then existing incentive units were cancelled and replaced.
On May 27, 2021, our operating agreement was amended to provide for the authorization of the following classes of units:
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5,125,746 Series B Preferred Units

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1,140,130 Series B-1 Preferred Units

On September 8, 2021, in connection with the signing of the Merger Agreement with Highland Transcend, our operating agreement was amended and restated to include the contemplated business combination with Highland Transcend as a deemed liquidation event, in respect of which holders of preferred units are entitled to receive the greater of their applicable liquidation preference or the amount to which they would be entitled on an as-if-converted basis. Prior to such amendment and restatement, if such preferred units were to be converted to common units in accordance with the terms of the prior operating agreement, the holders of preferred units would only be entitled to receive the as-if-converted value upon the contemplated business combination with Highland Transcend. At the same time, the conversion price at which the Series B Preferred Units are convertible into Common Units in the event of an IPO was reduced from $60.2527 to $53.0307 per Series B Preferred Unit. The holders of Series A Preferred Units and the holders of Series B-1 Preferred Units receive greater value on an as-if-converted basis and their conversion amounts remained unchanged. Accordingly, the value such units are entitled to as a result of the contemplated business combination is unaffected by the amendment and restatement (assuming such preferred units had converted into common units in accordance with the terms of the prior operating agreement). As a result of such amendment and restatement, the holders of Series B Preferred Units are now entitled to receive, with respect to their Series B Preferred Units, the greater of the as-converted value and a one and one-half times (1.5x) the original issue price of their Series B Preferred Units in connection with such contemplated business combination. Prior to such amendment, if the Series B Preferred Units were to be converted to common units upon or as a result of such contemplated business combination with Highland Transcend in accordance with the terms of the prior operating agreement, the proceeds allocated to the holders of Series B Preferred Units, with respect to such Series B Preferred Units, would have been determined on an as converted to common unit basis without any corresponding liquidation preference. The above-mentioned amendment has been treated as an extinguishment under U.S. GAAP as it significantly changes a substantive contractual right of the Series B Preferred Units.
Packable Membership Units issued and outstanding as of September 30, 2021, December 31, 2020 and 2019 are as follows:
	As of
	September 30, 2021	December 31, 2020	December 31, 2019
Common Units	8,765,113	8,911,564	10,000,010
Series A Preferred Units	2,575,000	2,575,000	3,325,000
Series B Preferred Units	5,059,359	4,327,961	—
Series B-1 Preferred Units	1,140,130	1,140,130	—
Series A Preferred Units
During the year ended December 31, 2019, we sold 1,600,000 shares of Series A Preferred Units at a price of approximately $20.00 per unit for an aggregate sales price of approximately $32.0 million. We received cash proceeds of approximately $31.3 million, which was net of transaction fees of approximately $0.7 million.
The Series A Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series A Preferred holder, on a 1-for-1 conversion basis, and have voting rights equal to the conversion basis. The Series A Preferred Units also have a liquidation preference to the Common Units of $40.00 per Series A Preferred Unit. The Series A Preferred Units are classified as permanent equity as the holders are not able to direct us to initiate a sale of the Company or an IPO. Further, the Series A Preferred Units are not redeemable for cash or other assets upon the occurrence of an event that is not solely within our control.
Series B Preferred Units
During the year ended December 31, 2020, we sold 4,327,961 shares of Series B Preferred Units at a price of approximately $60.25 per unit for an aggregate sales price of approximately $260.8 million. We received cash proceeds of approximately $251.3 million, which was net of issuance cost of approximately $9.5 million. During the nine months ended September 30, 2021, we issued 731,398 units of Series B Preferred Units at a price of $60.25 per unit for an aggregate sales price of $44.1 million, net of issuance costs of $0.5 million.
The Series B Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series B Preferred holder, on a 1-for-1 basis. Each Preferred Unit shall be convertible into the number of Common Units that is equal to the Original Issue Price divided by the Conversion Price. The holders of the Series B Preferred Units have voting rights equal to the conversion basis, as well as liquidation preference to the Common Units of $90.379 per Series B Preferred Unit.
At any time after August 6, 2025, the holders may direct us to initiate a sale of the Company or IPO by providing an irrevocable written notice (an “Exit Demand”). Upon receipt of the Exit Demand, the Board of Directors can elect to approve or reject the Exit Demand. If the Exit Demand is rejected upon a vote of the Board of Directors, the Series B Preferred Units must be redeemed. If the Exit Demand is approved, the holders can determine whether to sell the Company or proceed with an IPO. The Series B Preferred Units are redeemable at a price equal to the greater of (i) the fair market value of such Series B Preferred Units or

(ii) the aggregate liquidation preference amount of the Series B Preferred Units then held by the holders. In an IPO scenario the Series B Preferred Units would be automatically converted into Common Units at the conversion price, which is currently equal to $53.0307. As the redemption of Series B Preferred Units or the completion of an initial public offering are not solely within the control of the Company, the Series B Preferred Units are classified as mezzanine equity.
The Series B Preferred Units have been adjusted to a revised carrying value at the date of the above-mentioned amendment in accordance with the derecognition extinguishment model. The resultant change in value of $92.6 million has been recorded as additional paid-in-capital and accumulated members’ deficit in the condensed consolidated statements of changes in mezzanine equity and members’ deficit and reflected in earnings per share as required by U.S. GAAP.
Series B-1 Preferred Units
During the year ended December 31, 2020, we issued 1,140,130 Series B-1 Preferred Units valued at $68.7 million upon conversion of the 2020 Convertible Notes. The Series B-1 Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series B Preferred holder, on a 1-for-1 basis. Each Preferred Unit shall be convertible into the number of Common Units that is equal to the Original Issue Price divided by the Conversion Price. The holders of the Series B-1 Preferred Units have voting rights equal to the conversion basis, as well as a liquidation preference to the Common Units of $53.4595 per Series B-1 Preferred Unit. The Series B-1 Preferred Units are classified as permanent equity as the holders are not able to direct us to initiate a sale of the Company or an IPO.
Redemptions
We used a portion of the proceeds from the sale of the Series B Preferred Units to redeem certain Common and Series A Unit Holders. Using the aggregate sales price of $60.25 per unit, we redeemed a total of 1,088,495 common units and 750,000 units of Series A for a total of $110.8 million.
During the nine months ended September 30, 2021, we redeemed a total of 146,451 common units and 20,658 vested options at a price of $60.25 per unit for an aggregate purchase price of $9.5 million, net of transaction costs of $0.6 million.
Common Unit Warrants
On July 24, 2020, we issued a warrant to a lender in connection with the Term Loan. The warrant entitles the holder to purchase 149,094 common units at an exercise price of $0.001 per unit. The warrant expires on July 24, 2030 and is exercisable at any time prior to the expiration date. Common Unit warrants are classified as a liability to us.
Member Loans
We have entered into loan agreements, as amended, with three members with total principal amounts due to us of $1.0 million. The loans receivable accrue interest on the unpaid balance at the rate of 3% per annum above the prime rate published by the Wall Street Journal (3.25% as of September 30, 2021 and December 31, 2020). Repayments of the loans are to be made from future distributions of our net earnings. In the event that there are not sufficient net earnings to pay the principal and accrued interest on the loans before the seventh anniversary of the loans, the remaining balance of principal and interest outstanding in March 2023 will become payable on demand. During the nine-months ended September 30, 2021, we received a repayment of $1.0 million on the member loans. As of September 30, 2021 and December 31, 2020, the outstanding balance on the loans receivable were $0.3 million and $1.3 million, respectively. These are included as a contra-equity account within members’ deficit of the condensed consolidated balance sheets and the condensed consolidated statements of changes in mezzanine equity and members’ deficit.
Contractual Obligations
Our principal commitments consist of obligations for office space and warehouse facilities as well as repayments of our ABL Credit Facility and payments for our purchase commitments.

Operating leases are recorded on the balance sheet with operating lease assets representing the right to use the underlying asset, or right-of-use-asset (“ROU asset”) for the lease term and lease liabilities representing the obligation to make lease payments arising from the lease. As of December 31, 2020, we had $61.6 million in operating lease obligations.
In July 2020, we entered into an ABL Credit Facility. The ABL Credit Facility, which matures in January 15, 2023, provides for borrowings not to exceed, the lower of 90% of eligible accounts receivable plus 70% of eligible net inventory (as defined), or $75.0 million. As of December 31, 2020, we had $58.5 million in outstanding borrowings on the ABL Credit Facility.
We have made certain contractual minimum purchase commitments with brand partners with respect to the purchase of inventory for resale. As of December 31, 2020, total contractual minimum purchase commitments amounted to $33.8 million.
We hold long-term debt and have entered finance lease obligations which represent amounts due of $6.6 million and $2.1 million, respectively. As of December 31, 2020, interests related to long-term debt and finance lease obligations were $2.3 million.
During the nine months ended September 30, 2021, we obtained approximately $110.6 million in proceeds of long-term debt financing. Also, the revolving line of credit obligation increased by approximately $9.5 million. Additionally, contractual minimum purchase commitments increased to $42.5 million during the nine months ended September 30, 2021, primarily due to agreements with new brand partners.
Effective November 5, 2021, we entered into a lease agreement for certain general, executive, and administrative office use purposes, with immediate effect. The agreement commits us to aggregate fixed rent payments of approximately $4.4 million over the lease term of approximately six years, together with variable additional rent payments related to our share of certain operating expenses, utilities, and property taxes.
We expect that the payments New Packable will be required to make under the tax receivable agreement will be substantial, and such payments are not reflected in the discussion above. The actual amounts New Packable will be required to pay is not currently known and is subject to a number of factors including any future exchanges of post-merger Packable units and whether New Packable earns sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement. Potential future tax savings that New Packable will be deemed to realize, and the tax receivable agreement payments made by New Packable, will be calculated based in part on the market value of the Class A common stock at the time of each exchange under the exchange agreement and the prevailing applicable tax rates applicable to New Packable over the life of the tax receivable agreement and will depend on New Packable generating sufficient taxable income to realize the tax benefits that are subject to the tax receivable agreement. Payments under the tax receivable agreement are not conditioned on equity holders’ continued ownership of New Packable.
Off-Balance Sheet Arrangements
We do not have any off-balance sheet arrangements, as defined by applicable rules and regulations of the SEC, that are reasonably likely to have a current or future material effect on our financial condition, results of operations, liquidity, capital expenditures or capital resources.
Critical Accounting Policies
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures of contingent assets and liabilities as of the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates are based on several factors including the facts and circumstances available at the time the estimates are made, historical experience, risk of loss, general economic conditions and trends and the assessment of the probable future outcome. Subjective and significant estimates include, but are not limited to, determinations of the useful lives and expected future cash flows of long-lived assets, including intangibles, estimates of allowances for uncollectible accounts, the reserve for slow-moving or obsolete inventory, determination of impairment, fair value estimates associated with business acquisitions, valuation of warrants, and the estimated fair value of the Company’s equity units and equity-based awards utilized for unit-based compensation.

Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of changes, if any, are reflected in the consolidated statement of operations in the period that they are determined.
In light of the currently unknown extent and duration of the COVID-19 pandemic, we face a greater degree of uncertainty than normal in making the judgments and estimates needed to apply to certain of our significant accounting policies. We assessed certain accounting matters that generally require consideration of forecasted financial information in context with the information reasonably available to us and the unknown future impacts COVID-19 as of September 30, 2021 and through the date of this report. These estimates may change as new events occur and additional information is obtained. Actual results could differ materially from these estimates under different assumptions or conditions.
We believe that the accounting policies described below involve a significant degree of judgment and complexity. Accordingly, we believe these are the most critical to aid in fully understanding and evaluating our consolidated financial condition and consolidated results of operations. For further information, see Note 2 to our consolidated financial statements included elsewhere in this proxy statement/prospectus.
Leases
Our lease portfolio includes certain real estate and equipment. The determination of whether an arrangement is, or contains, a lease is performed at the inception of the arrangement. Operating leases are recorded on the balance sheet with operating lease assets representing the right to use the underlying ROU asset for the lease term and lease liabilities representing the obligation to make lease payments arising from the lease. We exclude variable lease payments in measuring ROU assets and lease liabilities, other than those that depend on an index, a rate or are in-substance fixed payments. Lease and non-lease components are generally accounted for separately. When available, consideration is allocated to the separate lease and non-lease components in a lease contract on a relative standalone price basis using observable standalone prices.
ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. In addition, ROU assets include initial direct costs incurred by the lessee as well as any lease payments made at or before the commencement date and exclude lease incentives. As most of our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is determined by using the rate of interest that we would pay to borrow on a collateralized basis an amount equal to the lease payments for a similar term and in a similar economic environment. Lease terms include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Leases with a term of one year or less are excluded from ROU assets and liabilities.
Business Combination
A business acquired is reflected in our results effective from its date of acquisition through the end of the reporting period. We apply the provisions of ASC Topic 805, Business Combinations, in the accounting for its acquisition. This standard requires us to recognize separately from goodwill the identifiable assets acquired, and the liabilities assumed at the acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While we use our best estimates and assumptions to accurately value assets acquired and liabilities assumed at the acquisition date, the estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, we record adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded to our consolidated statement of operations.
The determination of estimated fair values of acquired assets and liabilities, requires the use of significant judgment. The use of different estimates and assumptions to those used by us could result in a materially different valuation of acquired intangible assets, which could have a material effect on our consolidated results of operations.

Goodwill and Other Indefinite-Lived Intangible Assets
Goodwill represents the excess of the purchase price paid over the fair value of the net assets acquired in business acquisitions. Our business acquisitions typically result in the recording of goodwill and other intangible assets, which affect the amount of amortization expense and possibly impairment write-downs that we may incur in future periods. We annually review goodwill and intangible assets that have indefinite lives for impairment in its fiscal fourth quarter or more frequently when events or changes in circumstances indicate the carrying values of these assets might exceed their current fair values. We may elect to utilize a qualitative assessment to evaluate whether it is more likely than not that the fair value of a reporting unit or indefinite-lived intangible asset is less than its carrying value, and if so, we perform a quantitative test. An impairment loss is recognized when the estimated fair value is determined to be less than the carrying value; the estimated fair value is determined using the discounted cash flow method.
Intangible Assets
Our identifiable intangible assets consist primarily of trademarks, tradenames, customer lists, and patents. These intangible assets arise primarily from the determination of their respective fair market values at the date of acquisition. Amounts assigned to identifiable intangible assets, and their related useful lives, are derived from established valuation techniques and management estimates.
Definite-lived intangible assets are amortized primarily on a straight-line basis, which we believe approximates the pattern in which the assets are utilized, over their estimated useful lives.
Impairment of Long-Lived Assets
We assess the impairment of long-lived assets and intangible assets with determinable useful lives whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or any other significant adverse change that would indicate that the carrying amount of an asset may not be recoverable. When such events occur, management determines whether there has been impairment by comparing the anticipated undiscounted net future cash flows to the related asset’s carrying value.
Redeemable Series B Preferred Units
We account for our Series B Preferred Units subject to possible redemption in accordance with the guidance in ASC Topic 480, Distinguishing Liabilities from Equity. Series B Preferred Units subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable preferred units (including preferred units that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as mezzanine equity at their initial carrying value, unless the units are currently redeemable or probable of becoming redeemable, at which time the value would be adjusted to redemption value. At all other times, preferred units are classified as members' deficit. Our Series B Preferred Units feature certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. As of December 31, 2020, there were 4,327,961 units of Series B Preferred Units subject to possible redemption presented as mezzanine equity, outside of the members' deficit section of our consolidated balance sheet at their initial carrying value. As of September 30, 2021, there were 5,059,359 units of Series B Preferred Units subject to possible redemption presented as mezzanine equity, outside of the members' deficit section of our condensed consolidated balance sheet, at a revised carrying value established following an extinguishment. This is because it is not probable that the Series B Preferred Units will become redeemable, as it is not probable the holders will have exercisable demand rights that could lead to a redemption at a time when they could exercise such rights.
Equity-Based Compensation
Accounting for stock-based compensation is a critical accounting policy due to the broad-based equity awards provided to employees at all levels within Packable and the use of equity awards as part of the strategy to retain employees as a result of a change of control events. Packable issues stock-based compensation to employees and non-employees, generally in the form of incentive units. Compensation expenses for incentive units are recognized on a straight-line basis over the requisite service period, which is generally the vesting period. Forfeitures are accounted for when they occur. The fair value of the incentive units is measured on the grant date using the Black-Scholes model, which utilizes the following estimates as inputs:
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Expected volatility — determined based on an average of the historical volatility of a peer group of similar public companies.

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Expected term — as our employee incentive units have “plain vanilla” characteristics, the expected term is determined using the simplified method, which represents the average of the contractual term of the unit and the weighted average vesting period of the unit; the contractual life of the option is used for the expected life of non-employee incentive units.

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Risk-free interest rate — based upon the U.S. Treasury yield curve in effect at the time of grant; and

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Expected dividend yield — based on our history and current expectation of not paying dividends in the foreseeable future.

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Common Stock Valuation — see below.

Common Stock Valuations
In the absence of a public trading market, the fair value of our common stock prior to the Business Combination has been determined by our board of directors, with input from management, taking into account our most recent valuations from an independent third-party valuation specialist. Our board of directors intended all incentive units granted to have an exercise price per share not less than the per share fair value of our common stock on the date of grant. The assumptions used in the valuation models were based on future expectations combined with management judgment, and considered numerous objective and subjective factors to determine the fair value of our common stock as of the date of each unit grant, including the following factors:
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relevant precedent transactions involving our capital stock;

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contemporaneous valuations performed at periodic intervals by unrelated third-party specialists;

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the liquidation preferences, rights, preferences, and privileges of our redeemable convertible preferred stock relative to our common stock;

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our actual operating and financial performance;

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current business conditions and projections;

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our stage of development;

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the likelihood and timing of achieving a liquidity event for the shares of common stock underlying the incentive units, such as an initial public offering, given prevailing market conditions;

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any adjustment necessary to recognize a lack of marketability of the common stock underlying the granted units;

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recent secondary stock sales and tender offers;

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the market performance of comparable publicly-traded companies; and

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the U.S. and global capital market conditions.

Recently Issued and Adopted Accounting Pronouncements
On January 1, 2019, we adopted Financial Accounting Standards Board Accounting Standards Update (“FASB ASU”) No. 2014-09, Revenue from Contracts with Customers (“ASC Topic 606”), using the modified retrospective method, with no significant impact to our financial position or results of operations.
On January 1, 2020, we adopted FASB ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (collectively, “ASU No. 2016-01”), which updates certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The adoption of ASU No. 2016-01 did not have a material impact on our consolidated financial statements.

Effective January 1, 2020, we adopted FASB ASU No. 2016-02, Leases (Topic 842) as subsequently amended (“ASU No. 2016-02”). We utilized the optional transition method set forth in ASU No. 2018-11 that allows entities to elect to initially apply the new lease accounting standard as of January 1, 2018 and recognize a cumulative-effect adjustment to the opening balance of members’ deficit at such date. In addition, we elected the transition package of practical expedients permitted within the standard, which allowed us to carry forward the historical lease classification for arrangements that commenced prior to the effective date. As a result of the adoption of ASU No. 2016-02 on January 1, 2018, we recorded both operating lease assets of $17.2 million and operating lease liabilities of $17.7 million with an immaterial opening impact to members’ deficit. The adoption of ASU No. 2016-02 had an immaterial impact on our consolidated statements of operations and consolidated statements of cash flows. The adoption of this standard also resulted in a change in the naming convention for leases classified historically as capital leases. These leases are now referred to as finance leases.
On January 1, 2020 we adopted FASB ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326) (“ASU No. 2016-13”). ASU No. 2016-13 was issued to bring consistency in the accounting treatment of different types of financial instruments, require consideration of a broader range of variables when forming loss estimates, and require immediate recognition of management’s estimates of current expected credit losses (“CECL”). This update is effective for public business entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. All entities may adopt the amendments in this update earlier as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The adoption of ASU No. 2016-13 did not have a material impact on our consolidated financial statements.
On January 1, 2021, we adopted FASB ASU No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU No. 2020-06”) using the modified retrospective method. ASU No. 2020-06 was issued to address issues identified as a result of the complexity associated with applying generally accepted accounting principles for certain financial instruments with characteristics of liabilities and equity. For convertible instruments, the FASB decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. In addition to eliminating certain accounting models, the FASB also decided to enhance information transparency by making targeted improvements to the disclosures for convertible instruments and earnings-per-share guidance. This update is effective for public business entities for fiscal years beginning after December 15, 2021, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginnings after December 31, 2020. The adoption of ASU No. 2020-06 did not have a material effect on our condensed consolidated financial statements.
See Note 2 to our consolidated financial statements included elsewhere in this proxy statement/prospectus for a discussion of accounting pronouncements recently issued not yet adopted and their potential impact to our consolidated financial statements.

MARKET, INDUSTRY, OTHER DATA AND CERTAIN KEY METRICS
This proxy statement/prospectus contains information concerning the market and industry in which Packable conducts its business. Packable operates in an industry in which it is difficult to obtain precise industry and market information. Packable has obtained market and industry data in this proxy statement/prospectus from industry publications and from surveys or studies conducted by third parties that it believes to be reliable, including:
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eMarketer — US Economic Forecast 2021/Global Economic Forecast 2021;

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Edge by Ascential — Ecommerce & Digital Ecosystem Management 2020; and

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Statista — Global retail e-commerce sales 2014-2024.

Industry and market data is subject to change and cannot always be verified with complete certainty due to limits on availability and reliability of raw data, the voluntary nature of data gathering process and other limitations and uncertainties inherent in any statistical survey. While Packable is not aware of any misstatements regarding any industry data presented in this proxy statement/prospectus, such data involves risks and uncertainties and is subject to change based on various factors, including those discussed under the section entitled “Risk Factors.”

MANAGEMENT AFTER THE BUSINESS COMBINATION
Executive Officers and Directors
The following table sets forth the names, ages and positions (as of February 8, 2022) of the persons who are expected to serve as executive officers of New Packable following the consummation of the business combination and assuming the election of the nominees at the general meeting:
Name	Age	Position
Executive Officers
Andrew Vagenas	39	Chief Executive Officer and Director
Andreas Schulmeyer	58	Chief Financial Officer
Chris Pfeiffer	47	Chief Operating Officer
Ash Mehra	53	Chief Information Officer
Adam Rodgers	45	Chief Growth Officer
Leanna Bautista	39	Chief People Officer
Daniel Bennett	43	Chief Marketing Officer
Maria Krasnikow Harris	47	Chief Legal Officer
Non-Employee Directors
Victoria Dolan	62	Director
Ian Friedman	39	Director
Daniel Myers	66	Director
Karen (Sunny) Davis Nastase	63	Director
Dan Nova	60	Director
Arjun Purkayastha	43	Director
Jay Sammons	46	Director
Gail Tifford	52	Director
Executive Officers
Andrew Vagenas.   Upon consummation of the business combination, Mr. Vagenas will serve as New Packable’s Chief Executive Officer and as a member of the board of directors of New Packable. Mr. Vagenas has served as Packable’s Chief Executive Officer since 2010 and as a member of its board of managers since 2014. Prior to founding Packable in 2010, Mr. Vagenas provided services through his retail pharmacy service, STV Chemicals, which he founded in 2006. Mr. Vagenas holds a B.S. in Toxicology and Chemistry from St. John’s University.
We believe Mr. Vagenas is qualified to serve on the board of directors of New Packable based on his substantial business, leadership and management experience as Packable’s Chief Executive Officer.
Andreas Schulmeyer.   Upon consummation of the business combination, Mr. Schulmeyer will serve as New Packable’s Chief Financial Officer. Prior to joining Packable in August 2021, Mr. Schulmeyer served as Founder and Principal of Faultline Solutions, a consulting firm focused on building a variety of eCommerce business models which Mr. Schulmeyer founded in 2014. Coinciding with his time at Faultline Solutions, Mr. Schulmeyer served as an advisor to the Chief Executive Officer of Home Delivery Services from July 2020 to August 2021, as Chief Financial Officer of Better Choice Company from June 2019 to May 2020 and as Head of eCommerce, International of L Brands, from December 2015 to February 2018. From 2008 to 2014 Mr. Schulmeyer held various roles with Walmart Inc., most recently as Chief Financial Officer, eCommerce from 2011 to 2014. Prior to joining Walmart, Mr. Schulmeyer spent twelve years at PepsiCo, Inc., including roles as Chief Financial Officer, China Beverages from 2004 to 2008 and Planning Manager/Director from 1996 to 2004. From 1992 to 1996 Mr. Schulmeyer served as a case leader at Boston Consulting Group. Mr. Schulmeyer holds a B.S. in Aerospace, Aeronautical and Astronautical Engineering from the University of Illinois at Urbana-Champaign and S.M.s in Aerospace, Aeronautical and Astronautical Engineering and Management from the Massachusetts Institute of Technology.

Chris Pfeiffer.   Upon consummation of the business combination, Mr. Pfeiffer will serve as New Packable’s Chief Operating Officer. Mr. Pfeiffer has served as Packable’s Chief Operating Officer since May 2021 and previously served as Packable’s President from October 2020 to May 2021 and Vice President of Operations from September 2019 to October 2020. Prior to joining Packable, Mr. Pfeiffer held a number of roles at Cardinal Health, Inc., including VP, Global Supply Chain Transformation from February 2019 to October 2020, VP, Retail Operations & Supply Chain at Kinray LLC, a subsidiary of Cardinal Health, Inc., from 2012 to February 2012, Director of Operations from 2008 to 2012, Operational Excellence Manager Black Belt from 2007 to 2008 and Operations Manager from 2003 to 2007.
Ash Mehra.   Upon consummation of the business combination, Mr. Mehra will serve as New Packable’s Chief Information Officer. Mr. Mehra has served as Packable’s Chief Information Officer since March 2021. Prior to joining Packable, Mr. Mehra held a number from roles at Mondelez International, Inc., including Chief Information Officer of North America from August 2019 to March 2021, Chief Information Officer for Global Integrated Supply Chain and R&D, Quality, and Innovation from 2014 to July 2019 and Chief Information Officer for Asia Pacific and Global Integrated Supply Chain from 2014 to October 2016. In 2014 Mr. Mehra served as Chief Information Officer and Business services Leader of Chobani and from 1991 to 2014 he held numerous roles at Proctor & Gamble Company, most recently serving as Purchasing Digitization Leader from 2012 to 2014. Mr. Mehra holds a B.T. in Mechanical Engineering from IIT Bombay.
Adam Rodgers.   Upon consummation of the business combination, Mr. Rodgers will serve as New Packable’s Chief Growth Officer. Mr. Rodgers has served as Packable’s Chief Growth Officer since April 2021. Prior to joining Packable, Mr. Rodgers spent more than 23 years at Reckitt Benckiser Group plc, including serving as Reckitt’s General Manager Sales — RB Health USA from January 2018 to April 2021, Vice President Sales — MJN USA (Acquisition) from August 2017 to December 2017, General Manager — Acquisitions from February 2017 to July 2017 and General Manager Sales RB USA from May 2015 to July 2017. Mr. Rodgers holds a BSc in Physics, Chemistry and Materials from the University of Durham.
Leanna Bautista.   Upon consummation of the business combination, Ms. Bautista will serve as New Packable’s Chief People Officer. Ms. Bautista has served as Packable’s Chief People Officer since May 2021. Prior to joining Packable, Ms. Bautista held numerous roles with PepsiCo, Inc., including Sr. Director, HR for PBNA Commercial & Marketing from August 2020 to May 2021, Sr. Director, Leadership & Learning, PBNA from February 2019 to August 2020, Sr. Director, Individual and Organizational Effectiveness, NAB from August 2017 to February 2019 and Director of Change Management, NAB from February 2016 to August 2017. Prior to joining PepsiCo, Inc., Ms. Bautista served as Tory Burch’s Senior Director of Talent, International, Design, Merchandising, Wholesale from 2014 to January 2016 and Director of Talent, International, Merchandising and Wholesale from September 2012 to 2014. From 2007 to 2012, Ms. Bautista held numerous roles at Pfizer Inc., including most recently as Director, Talent & Organization Capabilities from 2011 to 2012. Ms. Bautista holds a B.S. in Sociology and Anthropology from Colgate University and a masters in Industrial and Labor Relations from Cornell University.
Daniel Bennett.   Upon consummation of the business combination, Mr. Bennett will serve as New PH’s Chief Marketing Officer. Mr. Bennett has served as Packable’s Chief Marketing Officer since April 2021. Prior to joining Packable, Mr. Bennett served as Global Chief Innovation Officer of Grey Global Group from November 2017 to March 2021. Prior to joining Grey Global Group, Mr. Bennett was North American Chief Digital Officer for McCann Worldgroup from 2014 to November 2017.
Maria Krasnikow Harris.   Upon consummation of the business combination, Ms. Harris will serve as New Packable’s Chief Legal Officer. Prior to joining Packable in October 2021, Ms. Harris served as General Counsel at SoulCycle Inc. from April 2017 through February 2021. From January 2016 to March 2017, Ms. Harris served as General Counsel — Americas Zone for The Body Shop, a British beauty retailer. From 2013 to January 2016, Ms. Harris served as Vice President, Assistant General Counsel, Global Business Operations for Revlon Consumer Products Corporation. From 2009 to 2013, Ms. Harris served as Assistant General Counsel, Pharmaceuticals at Warner Chilcott, a global pharmaceutical company focused on women’s healthcare. Prior to her in-house legal roles, Ms. Harris was in private practice, focused on corporate transactions and merger & acquisitions at Latham & Watkins LLP from 2006 to 2009 and Torys LLP from 2002 to 2005. Ms. Harris holds a B.S. in U.S. History & Diplomacy from the Edmund R. Walsh School of Foreign Service at Georgetown University and a J.D. from the Georgetown University Law Center.

Board of Directors
Victoria Dolan.   Upon consummation of the business combination, Ms. Dolan will serve as a member of the board of directors of New Packable. Ms. Dolan has served as the Chief Financial Officer of Revlon since March 2018. Prior to joining Revlon, Ms. Dolan served as Chief Transformation Officer for The Colgate-Palmolive Company since from October 2017 to March 2018. Prior to that role, Ms. Dolan served as Colgate-Palmolive's Chief Transformation Officer and Corporate Controller from July 2016 to October 2017; Vice President, Corporate Controller and Principal Accounting Officer from February 2011 to July 2016; and Vice President, Finance and Strategic Planning, European and South Pacific Division, from November 2008 to January 2011. Prior to joining Colgate-Palmolive, Ms. Dolan held finance positions at Marriott International, Inc. from 2000 to 2008; The Coca-Cola Company from 1991 to 2000; and ARCO and ARCO Chemical Company from 1985 to 1991. Since January 2020, Ms. Dolan has served as a Board Advisor of Ocean Spray Cranberries Inc. and is Vice Chair of their Audit Committee. Ms. Dolan received her B.A. in economics from the University of California Los Angeles and M.B.A. with concentrations in finance and accounting from the UCLA Anderson School of Management. Ms. Dolan is a member of the Board of Trustees of both the TCS Education System and The Chicago School of Professional Psychology and of both of their respective Finance and Audit Committees. We believe Ms. Dolan is qualified to serve on the board of directors of New Packable because of her substantial financial expertise and experience developing global brand companies.
Ian Friedman.   Upon consummation of the business combination, Mr. Friedman will serve as a member of the board of directors of New Packable. Mr. Friedman has served as the Chief Executive Officer of Highland Transcend Partners and a member of its board of directors since its inception. Since January 2020, Mr. Friedman has worked as an investor in the venture capital industry. Mr. Friedman joined Goldman Sachs in 2012, became vice president in 2014, and from September 2015 to October 2019 served as the Co-Head of the Venture Capital and Growth Equity team within Goldman Sachs Investment Partners. From September 2008 to July 2010, Mr. Friedman served as a Private Equity Investor of Bain Capital, LLC, a private investment firm. From September 2006 to July 2008, Mr. Friedman served as a consultant at Boston Consulting Group, a management consulting firm. Mr. Friedman has also served on the board of thredUP (Nasdaq:TDUP) since 2015. Mr. Friedman holds an MBA from the Stanford Graduate School of Business and a degree in Honours Business Administration from the University of Western Ontario, Richard Ivey School of Business. We believe that Mr. Friedman is qualified to serve as a member of our board of directors because of his extensive business and investment experience in the venture capital industry and his knowledge of the disruptive commerce; digital media and services; and enterprise software industries.
Daniel Myers.   Upon consummation of the business combination, Mr. Myers will serve as a member of the board of directors of New Packable. Mr. Myers currently serves as a Senior Fellow at Haslam School of Business and on the board of director of Central Garden & Pet Company and on the Global Advisory Board for Kearney Consulting Company. He also currently serves as a Senior Operating Executive for The Carlyle Group, a role he has held since 2019. From 2012 to 2019, Mr. Myers served as Executive Vice President of the Global Integrated Supply Chain of Mondelēz International. Mr. Myers held the same position at Kraft Foods Inc., the predecessor to Mondelēz International, after joining the company in September 2011. Prior to Kraft Foods, Mr. Myers spent 33 years at Procter & Gamble, serving in roles across all areas of the supply chain, most recently, as Vice President, Product Supply. During his career Mr. Myers has worked in over 50 countries, managed over 250 manufacturing plants and over 400 Distribution Centers. Mr. Myers holds a BS degree in Chemical Engineering from the University of Tennessee where he has served on the Global Supply Chain Institute for over 10 years. We believe Mr. Myers is qualified to serve on the board of directors of New Packable based on his strong experience launching new brands and over 25 years’ experience leading major global expansions for three Global Fortune 500 companies.
Karen (Sunny) Davis Nastase.   Upon consummation of the business combination, Ms. Nastase will serve as a member of the board of directors of New Packable. Ms. Nastase has served on the board of directors of Packable since 2018. From 2005 to 2018, Ms. Nastase held numerous roles at UPS, including most recently as President, UPS Enterprise Accounts, Healthcare from April 2016 to August 2018. Ms. Nastase holds an M.S. in Organizational Dynamics from the University of Pennsylvania and B.S. and B.A. degrees in Psychology and Anthropology from the University of Florida. Importantly, Ms. Nastase has over 15 years’ experience in championing, designing and executing diversity, equity and inclusion and mentoring programs globally, both during her time at UPS and afterward as a consultant to corporate organizations and professional fraternities and sororities. We believe Ms. Nastase is qualified to serve on the board of directors of New Packable because of her expertise in supply chain and logistics, her extensive experience in leadership roles managing human capital development, marketing and customer engagement processes and her contributions on the board of Packable.
Dan Nova.   Upon consummation of the business combination, Mr. Nova will serve as a member of the board of directors of New Packable. Mr. Nova has served as a member of the board of directors of Highland Transcend and its Chief Investment Officer since inception. Mr. Nova has served as a General Partner of Highland Capital Partners since 1996. Prior to joining Highland in 1996, Dan was a Partner at CMG@Ventures from 1995 to 1996. From 1989 to 1994, Mr. Nova was a Senior Associate at Summit Partners. Mr. Nova also serves as a member of the board of directors of a number of privately held companies and has served as a member of the board of directors of publicly traded companies in the past. Mr. Nova holds an MBA from Harvard Business School and a B.S. in Computer Science and Marketing from Boston College. We believe that Mr. Nova is qualified to serve as a member of our board of directors because of because of his prior public and private board experience, and his track record in advising and investing in disruptive technology enabled businesses.
Arjun Purkayastha.   Upon consummation of the business combination, Mr. Purkayastha will serve as a member of the board of directors of New Packable. Mr. Purkayastha has served on the board of directors of Packable since 2019. Mr. Purkayastha is currently the Senior Vice President — eCommerce, Digital & Ventures at Reckitt, a position he has held since January 2020, having previously served in Reckitt as Marketing Director from 2012 to 2017, Global Category Director in 2017 and General Manager — Global eCommerce (Health & Nutrition) from 2018 to 2019. Prior to joining Reckitt, Mr. Purkayastha held various management positions at Procter & Gamble for over 10 years. Mr. Purkayastha has been Chairman and Co-Founder of Access VC since June 2020 and has served on the investment committee of Founders Factory since March 2020. Mr. Purkayastha also serves on the board of directors of Bombay Shaving Company, Healthily and UpSpring. Mr. Purkayastha holds an PGDM/MBA from S.P. Jain Institute of Management and Research and a B.A. (Honours) in Economics from St. Stephen’s College, Delhi University. We believe Mr. Purkayastha is qualified to serve on the board of directors of New Packable because of his extensive leadership experience in the eCommerce, digital, CPG marketing and corporate ventures industry and his contributions on the current board of Packable.
Jay Sammons.   Upon consummation of the business combination, Mr. Sammons will serve as a member of the board of directors of New Packable. Since January 2007, Mr. Sammons has held a number of positions at The Carlyle Group and is currently Managing Director and Global Head of Consumer, Media & Retail, a role he has held since July 2016. Mr. Sammons serves as a director on the boards of Packable, Beautycounter, Grupo Madero and Manna Pro. He is also a member of the University of North Carolina Honors Advisory Board, where he serves on the Executive Committee. Prior to joining The Carlyle Group, Mr. Sammons served as Vice President at Avista Capital Partners from 2005 to 2006 and as an Associate at DLJ Merchant Banking Partners from 2004 to 2005. Mr. Sammons holds an MBA from Harvard Business School and a B.S. from University of North Carolina at Chapel Hill. We believe Mr. Sammons is qualified to serve on the board of directors of New Packable because of his extensive investment and leadership experience in the consumer, media and retail sectors as well as his contributions on the current board of Packable.
Gail Tifford.   Upon consummation of the business combination, Ms. Tifford will serve as a member of the board of directors of New Packable. Ms. Tifford most recently served as the Chief Brand Officer of WW International from March 2018 to September 2021. Prior to joining WW International, Ms. Tifford served as Vice President of Media North America and Global Digital Innovation for Unilever PLC, a consumer goods company, from June 2016 to February 2018. Prior to that she served as Unilever's Vice President, Media and Digital Engagement from February 2015 to June 2016 and Senior Director of Media, North America from May 2011 to February 2015. From October 2009 to May 2011, Ms. Tifford was Vice President, Strategic Partnerships at MTV Networks, a cable and satellite television channel owned by Viacom Media Networks. Prior to that, she began her brand and marketing career at Unilever. Ms. Tifford received a B.A. in Psychology from Tufts University and a J.D. from Brooklyn Law School. She is a director of Fossil Group, Inc. We believe Ms. Tifford is qualified to serve on the board of directors of New Packable because of her substantial experience in branding and marketing, her proven track record of building brands and her public board experience.
Family Relationships
There are no family relationships among any of New Packable’s directors or executive officers.
Board Composition
New Packable’s business and affairs will be organized under the direction of the board of directors of New Packable. We anticipate that the board of directors of New Packable will consist of nine members upon the consummation of the business combination. We will determine the Chairman of the board of directors of New Packable prior to the consummation of the business combination. The primary responsibilities of the board of directors of New Packable will be to provide oversight, strategic guidance, counseling and direction to New Packable’s management. The board of directors of New Packable will meet on a regular basis and additionally as required.
In accordance with the terms of the proposed charter, which will be effective upon the consummation of the business combination, the board of directors of New Packable will be divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term, except with respect to the election of directors at the special meeting pursuant to the Director Election Proposal, the Class I directors will be elected to an initial one-year term (and three-year terms subsequently), the Class II directors will be elected to an initial two-year term (and three-year terms subsequently) and the Class III directors will be elected to an initial three-year term (and three-year terms subsequently). There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.
The board of directors of New Packable will be divided into the following classes:
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Class I, which Packable and Highland Transcend anticipate will consist of Arjun Purkayastha, Gail Tifford and Andrew Vagenas, whose terms will expire at New Packable’s first annual meeting of stockholders to be held after the business combination;

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Class II, which Packable and Highland Transcend anticipate will consist of Karen (Sunny) Davis Nastase, Dan Nova and Daniel Myers, whose terms will expire at New Packable’s second annual meeting of stockholders to be held after the business combination; and

•
Class III, which Packable and Highland Transcend anticipate will consist of Victoria Dolan, Ian Friedman and Jay Sammons, whose terms will expire at New Packable’s third annual meeting of stockholders to be held after the business combination.

Director Independence
Prior to the consummation of the business combination, the Highland Transcend board of directors will undertake a review of the independence of each proposed New Packable director. Based on information provided by each director concerning his or her background, employment and affiliations, it is expected that the Highland Transcend board of directors will determine that none of the directors, other than Ian Friedman and Andrew Vagenas, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of Victoria Dolan, Daniel Myers, Dan Nova, Arjun Purkayastha, Karen (Sunny) Davis Nastase, Jay Sammons and Gail Tifford is “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Highland Transcend board of directors will consider the current and prior relationships that each non-employee director has with New Packable and all other facts and circumstances the Highland Transcend board of directors deems relevant in determining their independence, including the beneficial ownership of securities of New Packable by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Party Transactions.”
Board Committees
Effective upon the consummation of the business combination, the board of directors of New Packable will establish an audit committee, a compensation committee and a nominating and corporate governance committee. The board of directors will adopt a charter for each of these committees, which will comply with the applicable requirements of current SEC and Nasdaq rules. Following the consummation of the business combination, copies of the charters for each committee will be available on the investor relations portion of New Packable’s website.
Audit Committee
The audit committee will consist of Victoria Dolan, Dan Nova and Gail Tifford, each of whom the Highland Transcend board of directors has determined satisfies the independence requirements under Nasdaq listing standards and Rule 10A- 3(b)(1) of the Exchange Act. The chair of the audit committee will be Ms. Dolan. The Highland Transcend board of directors has determined that Ms. Dolan is an “audit committee financial expert” within the meaning of SEC regulations. Each member of New Packable’s audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Highland Transcend board of directors has examined each audit committee member’s scope of experience and the nature of their employment.
The primary purpose of the audit committee will be to discharge the responsibilities of New Packable’s board of directors with respect to the corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. Specific responsibilities of the audit committee will include:
helping the board of directors oversee corporate accounting and financial reporting processes;
•
managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, the interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

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reviewing related person transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•
approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee
The compensation committee will consist of Karen (Sunny) Davis Nastase, Dan Nova and Jay Sammons. The chair of the compensation committee will be Ms. Nastase. The Highland Transcend board of directors has determined that each member of the compensation committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of the compensation committee will be to discharge the responsibilities of the board of directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee will include:
•
reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

•
administering the equity incentive plans and other benefit programs;

•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•
reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Nominating and Governance Committee
The nominating and corporate governance committee will consist of Daniel Myers and Gail Tifford. The chair of the nominating and corporate governance committee will be Mr. Myers. The Highland Transcend board of directors has determined that each member of the nominating and corporate governance committee is independent under the Nasdaq listing standards.
Specific responsibilities of the nominating and corporate governance committee will include:
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identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the board of directors;

•
considering and making recommendations to the board of directors regarding the composition and chairmanship of the committees of the board of directors;

•
developing and making recommendations to the board of directors regarding corporate governance guidelines and matters; and

•
overseeing periodic evaluations of the performance of the board of directors, including its individual directors and committees.

Non-Employee Director Compensation
The board of directors of New Packable expects to review director compensation periodically to ensure that director compensation remains competitive such that New Packable is able to recruit and retain qualified directors. Following the consummation of the business combination, Packable intends to develop a board of directors’ compensation program that is designed to align compensation with New Packable’s business objectives and the creation of stockholder value, while enabling New Packable to attract, retain, incentivize and reward directors who contribute to the long-term success of New Packable.
Code of Business Conduct and Ethics
Following the consummation of the business combination, the board of directors will adopt a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of New Packable’s employees, executive officers and directors. The Code of Conduct will be available at the investors section of New Packable’s website at www.packable.com. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on its website to the extent required by applicable rules and exchange requirements. The reference to New Packable’s website address does not constitute incorporation by reference of the information contained at or available through New Packable’s website, and you should not consider it to be a part of this proxy statement / prospectus.
Compensation Committee Interlocks and Insider Participation
None of the intended members of New Packable’s compensation committee has ever been an executive officer or employee of New Packable. None of New Packable’s executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of New Packable’s board of directors or compensation committee.
Limitation of Liability and Indemnification
The proposed organizational documents, which will be effective upon consummation of the business combination, will limit New Packable’s directors’ liability for monetary damages to the fullest extent permitted by applicable law. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:
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for any transaction from which the director derives an improper personal benefit;

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for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

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for any unlawful payment of dividends or redemption of shares; or

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for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of New Packable’s directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
The proposed organizational documents will require New Packable to indemnify, to the fullest extent permitted by applicable law, its directors, officers and agents. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.
In addition, New Packable will enter into separate indemnification agreements with New Packable’s directors and officers. These agreements, among other things, require New Packable to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of New Packable’s directors or officers or any other company or enterprise to which the person provides services at New Packable’s request.
New Packable plans to maintain a directors’ and officers’ insurance policy pursuant to which New Packable’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe these provisions in the proposed organizational documents are necessary to attract and retain qualified persons as directors and officers for New Packable following the completion of the business combination.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXECUTIVE COMPENSATION
Packable
This discussion may contain forward-looking statements that are based on Packable’s current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that it adopts following the completion of the business combination may differ materially from the currently planned programs summarized in this discussion. All unit counts in this section are shown on a pre-business combination basis.
Packable’s named executive officers, including its principal executive officer and the next two most highly compensated executive officers, as of December 31, 2021, were:
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Andrew Vagenas, Packable’s Chief Executive Officer;

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Ash Mehra, Packable’s Chief Information Officer; and

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Adam Rodgers, Packable’s Chief Growth Officer.

2021 Summary Compensation Table
The following table provides information regarding the compensation earned by or paid to Packable’s named executive officers with respect to December 31, 2021.
Name and Principal Position	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Andrew Vagenas	$420,000	—	$825,810	—	$28,774(2)	$1,274,585
Chief Executive Officer
Adam Rodgers	$283,846	$164,000	$689,549	—	$139,445(3)	$1,276,841
Chief Growth Officer
Ash Mehra	$318,750	$170,000	$718,047	—	$13,767(4)	$1,220,565
Chief Information Officer

(1)
Amounts reflect the grant date fair value of equity awards granted in 2021, in accordance with ASC 718. For information regarding assumptions underlying the value of equity awards, see Notes 2 and 11 to our financial statements included elsewhere in this proxy statement/prospectus.

(2)
Includes health care premiums, meal reimbursement, and employer matching for 401(k) and Roth IRA contributions.

(3)
Includes employer matching for 401(k) and Roth IRA contributions, and school tuition reimbursement of approximately $131,245.

(4)
Includes meal reimbursement, and employer matching for 401(k) and Roth IRA contributions.

Narrative Disclosure to Summary Compensation Table
For 2021, the compensation programs for Packable’s named executive officers consisted of base salary, incentive compensation delivered in the form of annual discretionary performance bonuses based in part on the performance of the Company and of the applicable named executive officer, and an equity incentive program discussed further below in “— Employee Benefit Plans.”
Base Salary
Base salary is set at a level that is intended to reflect the executive’s duties, authorities, contributions, prior experience and performance.

Cash Bonus
The named executive officers are eligible for annual discretionary performance bonuses based in part on the performance of the Company and of the applicable named executive officer. Packable does not have a formal arrangement with its named executive officers providing for annual cash bonus awards. However, certain executive officers, including Messrs, Mehra and Rodgers, have an annual target bonus opportunity set as a percentage of base salary (see“ — Executive Employment Arrangements” below). In addition, Packable has at times provided cash bonuses to certain members of its executive team on an ad hoc basis as deemed appropriate, in the form of spot bonuses or for achievement of certain milestones or as individually negotiated in a named executive officer’s employment agreement or offer letter.
Equity-Based Incentive Awards
Packable’s equity award program is the primary vehicle for offering long-term incentives to its executives. Packable believes that equity awards provide its executives with a strong link to long-term performance, create an ownership culture and help to align the interests of Packable’s executives and members. To date, Packable has used profits interests for this purpose. Packable believes that its equity awards are an important retention tool for its executive officers, as well as for its other employees. Packable awards equity awards broadly to its employees, including to its named executive officers and non-executive employees.
Prior to the business combination, all of the equity awards Packable has granted were made pursuant to the Packable Holdings, LLC 2018 Equity Incentive Plan (“the 2018 Plan”). The terms of Packable’s equity plans are described under the section titled “— Employee Benefit Plans” below.
Benefits and Perquisites
Packable provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; disability insurance; and a tax-qualified Section 401(k) plan. Packable does not maintain any executive-specific benefit or executive perquisite programs.
Retirement Plans
Packable maintains a tax-qualified retirement plan that provides its employees, including its named executive officers, who satisfy certain eligibility requirements with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to participate in the 401(k) plan as of two months of service with an effective date of participation on the first day of the month coinciding with or next following date requirement is met. Participants are able to defer, either on a pre-tax basis or on an after-tax (Roth) basis through contributions to the 401(k) plan, up to 90% of their eligible compensation, but within the limits prescribed by the Code. All participants’ interests in their deferrals are 100% vested when contributed. Under the 401(k) plan, Packable makes matching contributions of 100% of each participant’s elective deferrals up to a maximum matching contribution of 4% of eligible compensation.
Executive Employment Arrangements
Andrew Vagenas
Mr. Vagenas previously entered into an executive employment agreement with Pharmapacks, LLC, dated January 6, 2022. Mr. Vagenas’ current annual base salary is $525,000. Mr. Vagenas is also eligible to earn an annual performance bonus based on attainment of one or more individual or business performance goals developed by the Company and adopted by the Board, or the designated compensation committee of the Board. The target annual performance bonus opportunity for a given calendar year will be equal to at least 40% of Mr. Vagenas’ base salary in effect as of Decemb er 31 of the calendar year. If Mr. Vagenas’ employment is terminated by Packable other than for “cause” or if Mr. Vagenas terminates his employment for “good reason” (as such terms are defined in the employment agreement), then, subject to Mr. Vagenas signing and not revoking a release of claims in favor of the Company, Mr. Vagenas will be eligible to receive continued payment of his base salary for a period of twelve (12) months, the right to continue health care benefits under COBRA, if applicable, and continued vesting of any outstanding equity awards that are subject to time-based vesting for twelve (12) months. If such termination occurs during the period commencing three months prior to and ending twelve (12) months following the date of consummation of a “change in control” (as such term is defined in the employment agreement), then Mr. Vagenas will be eligible to receive continued payment of his base salary for a period of eighteen (18) months, his target performance bonus for the calendar year, the right to continue health care benefits under COBRA, if applicable, and full vesting and exercisability of all outstanding equity awards held immediately prior to the termination date. Mr. Vagenas also is eligible to participate in the employee benefit plans generally available to Packable’s other senior executives and maintained by Packable.
Ash Mehra
Mr. Mehra previously entered into an executive employment agreement with Pharmapacks, LLC, dated January 6, 2022. Mr. Mehra’s current annual base salary is $425,000. Mr. Mehra is also eligible to earn an annual performance bonus based on attainment of one or more individual or business performance goals developed by the Company and adopted by the Board, or the designated compensation committee of the Board. The target annual performance bonus opportunity for a given calendar year will be equal to at least 40% of Mr. Mehra’s base salary in effect as of December 31 of the calendar year. If Mr. Mehras’ employment is terminated by Packable other than for “cause” or if Mr. Mehra terminates his employment for “good reason” (as such terms are defined in the employment agreement), then, subject to Mr. Mehra signing and not revoking a release of claims in favor of the Company, Mr. Mehra will be eligible to receive continued payment of his base salary for a period of nine (9) months, the right to continue health care benefits under COBRA, if applicable, and continued vesting of any outstanding equity awards that are subject to time-based vesting for nine (9) months. If such termination occurs during the period commencing three months prior to and ending twelve (12) months following the date of consummation of a “change in control” (as such term is defined in the employment agreement), then Mr. Mehra will be eligible to receive continued payment of his base salary for a period of twelve (12) months, his target performance bonus for the calendar year, the right to continue health care benefits under COBRA, if applicable, and full vesting and exercisability of all outstanding equity awards held immediately prior to the termination date. Mr. Mehra also is eligible to participate in the employee benefit plans maintained by Packable.
Adam Rodgers
Mr. Rodgers previously entered into an executive employment agreement with Pharmapacks, LLC, dated January 6, 2022. Mr. Rodgers’s current annual base salary is $410,000. Mr. Rodgers is also eligible to earn an annual performance bonus based on attainment of one or more individual or business performance goals developed by the Company and adopted by the Board, or the designated compensation committee of the Board. The target annual performance bonus opportunity for a given calendar year will be equal to at least 40% of Mr. Rodgers’ base salary in effect as of December 31 of the calendar year. If Mr. Rodgers’ employment is terminated by Packable other than for “cause” or if Mr. Rodgers terminates his employment for “good reason” (as such terms are defined in the employment agreement), then, subject to Mr. Rodgers signing and not revoking a release of claims in favor of the Company, Mr. Rodgers will be eligible to receive continued payment of his base salary for a period of nine (9) months, the right to continue health care benefits under COBRA, if applicable, and continued vesting of any outstanding equity awards that are subject to time-based vesting for nine (9) months. If such termination occurs during the period commencing three months prior to and ending twelve (12) months following the date of consummation of a “change in control” (as such term is defined in the employment agreement), then Mr. Rodgers will be eligible to receive continued payment of his base salary for a period of twelve (12) months, his target performance bonus for the calendar year, the right to continue health care benefits under COBRA, if applicable, and full vesting and exercisability of all outstanding equity awards held immediately prior to the termination date. Mr. Rodgers is also eligible to participate in the employee benefit plans maintained by Packable.
Outstanding Equity Awards at December 31, 2021
The following table presents estimated information regarding outstanding equity awards held by Packable’s named executive officers as of December 31, 2021. As described in the section entitled “The Business Combination Agreement,” the number of Packable’s Plan Units that are outstanding at the effective time will be adjusted to reflect the business combination.

	Equity Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Andrew Vagenas	December 24, 2021	December 24, 2021	—	21,727	$69.04	December 24, 2031
Ash Mehra	May 14, 2021	March 29, 2021	—	21,576	$60.2527	May 14, 2031
Adam Rodgers	May 14, 2021	April 19, 2021	—	17,427	$60.2527	May 14, 2031
	July 15, 2021	April 19, 2021	—	3,320	$60.2527	July 15, 2031
Employee Benefit Plans
2018 Equity Incentive Plan
The 2018 Plan was adopted by the board of managers of Packable and approved by its members in June 2018. The 2018 Plan was subsequently amended by the Packable board of managers on November 6, 2020. The 2018 Plan permits the grant of Packable’s Common Units and Incentive Units (the “Plan Units”), to Packable and its subsidiaries’ and affiliates’ employees, consultants, advisors, and independent contractors. The 2018 Plan will be terminated prior to the completion of the business combination, and thereafter Packable will not grant any additional awards under the 2018 Plan. However, the 2018 Plan generally will continue to govern the terms and conditions of the outstanding awards previously granted under the 2018 Plan, as adjusted for the business combination.
Authorized Shares.   As of March 31, 2021, 443,815 Plan Units were outstanding under the 2018 Plan. Plan Units granted under the 2018 Plan that, under certain circumstances, are cancelled, repurchased, or redeemed by Packable will become available for future grant under the 2018 Plan while the 2018 Plan remains in effect.
Plan Administration.   The 2018 Plan is administered by Packable’s board of managers or one or more of Packable’s or its subsidiaries’ officers appointed by Packable’s board of managers. Subject to the provisions of the 2018 Plan, the administrator has the power to determine the terms of each award, such as the number and class of Plan Units and vesting schedule of awards. The administrator is authorized to interpret the 2018 Plan and the award agreements entered into under the 2018 Plan, prescribe rules relating to the 2018 Plan, and make all other determinations necessary or advisable for administering the 2018 Plan.
Plan Units.   Plan Units to be granted under the 2018 Plan may be subject to various restrictions, including restrictions on transferability and forfeiture provisions, as determined by the administrator and consistent with the 2018 Plan terms. Subject to the terms of the 2018 Plan, the administrator will determine the number of Plan Units granted and other terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate. Plan Units that have not vested are currently subject to Packable’s right of repurchase or forfeiture. The economic and other rights associated with Plan Units granted under the 2018 Plan are governed by the Packable current operating agreement.
Non-Transferability of Awards.   The Plan Units are subject to certain transferability restrictions and requirements governed by the terms of the Packable current operating agreement.
Certain Adjustments.   The outstanding Plan Units may be subject to adjustment, exchange, or replacement by Packable’s board of managers at its discretion so as to fairly and equitably and/or proportionately reflect any unit splits, reverse splits, dividends or distributions, recapitalizations, reclassifications, or other relevant changes in Packable’s capitalization or corporate structure, as well as certain other adjustments as may be specified in the Packable current operating agreement.
Amendment, Termination.   In the event of a Capitalization Adjustment (as defined in the 2018 Plan) Packable’s board of managers has the authority to proportionately adjust: (i) the class(es) and maximum number of Plan Units subject to the 2018 Plan, and (ii) the class(es) and number of Plan Units and price per Plan Unit subject to outstanding awards and, to the extent applicable, any distribution hurdle with respect to Profits Interest in its sole discretion, subject to the terms of the Packable current operating agreement. The 2018 Plan will be terminated prior to the completion of the business combination, and thereafter Packable will not grant any additional awards under the 2018 Plan. However, the 2018 Plan generally will continue to govern the terms and conditions of the outstanding awards previously granted under the 2018 Plan, as adjusted for the business combination.
Director Compensation
Packable currently has no formal arrangements under which directors receive compensation for their service on Packable’s board of managers or its committees. Packable’s policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors. In 2021, no director who will be a director of New Packable received cash retainers, equity or other compensation for service on Packable’s board of managers.
Following the consummation of the business combination, New Packable intends to develop a board of directors’ compensation program that is designed to align compensation with New Packable’s business objectives and the creation of stockholder value, while enabling New Packable to attract, retain, incentivize and reward directors who contribute to the long-term success of New Packable.
New Packable Executive Officer and Director Compensation Following the Business Combination
Following the consummation of the business combination, Packable intends to develop an executive compensation program that is designed to align compensation with New Packable’s business objectives and the creation of stockholder value, while enabling New Packable to attract, retain, incentivize and reward individuals who contribute to the long-term success of New Packable. Decisions on the executive compensation program will be made by the board of directors of New Packable and specifically through a Compensation Committee that the board of directors of New Packable will establish.
Executive Compensation
The policies of New Packable with respect to the compensation of its executive officers and following the business combination will be administered by the board of directors of Packable in consultation with the Compensation Committee that the board of directors of New Packable expects to establish. We expect that the compensation policies followed by New Packable will be designed to provide for compensation that is sufficient to attract, motivate and retain executives of New Packable and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
In addition to the guidance provided by its Compensation Committee, the board of directors of Packable may utilize the services of third parties from time to time in connection with the recruiting, hiring and determination of compensation awarded to executive employees.
Director Compensation
It is anticipated that the Compensation Committee of the board of directors of New Packable will determine the annual compensation to be paid to the members of the board of directors of New Packable upon completion of the business combination.
Emerging Growth Company Status
As an emerging growth company, Packable will be exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of Packable’s chief executive officer to the median of the annual total compensation of all of Packable’s employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to Highland Transcend regarding (i) the actual beneficial ownership of our ordinary shares at December 31, 2022 (prior to the business combination and the related transactions) and (ii) the expected beneficial ownership of shares of common stock of New Packable immediately following the consummation of the business combination and related transactions, assuming that no public shares of Highland Transcend are redeemed, and alternatively that 25,510,300 public shares, which represents the maximum number of public shares that could be redeemed prior to consummation of the business combination for Highland Transcend’s available cash to remain greater than or equal to $115,000,000 in satisfaction of the available cash condition set forth in the merger agreement (for additional discussion of the available cash condition, see the section entitled “The Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination — Conditions to Obligations of the Blocker Parties and Packable to Consummate the Business Combination”) are redeemed, in each case, by:
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each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares (pre-business combination) or the beneficial owner of more than 5% of New Packable’s common stock (post-business combination);

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each of our executive officers and directors;

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each person who will become an executive officer or director of New Packable post-business combination; and

•
all executive officers and directors as a group pre-business combination and post-business combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The expected beneficial ownership of New Packable’s common stock immediately following consummation of the business combination and the related agreements, assuming no public shares of Highland Transcend are redeemed, has been determined based upon the assumptions described in the last paragraph of the section entitled “Certain Defined Terms.” In addition, each holder of post-merger Packable units (other than New Packable) will receive one share of New Packable’s Class B common stock for each post-merger Packable unit to be held by such holder following the business combination.
The expected beneficial ownership of New Packable’s common stock immediately following consummation of the business combination and the related transactions, assuming the maximum number of public shares are redeemed, has been determined based upon the following assumptions: (i) public shareholders have exercised their redemption rights with respect to 25,510,300 public shares, which represents the maximum number of public shares that could be redeemed prior to consummation of the business combination for Highland Transcend’s available cash to remain greater than or equal to $115,000,000 in satisfaction of the available cash condition set forth in the merger agreement (for additional discussion of the available cash condition, see the section entitled “The Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination — Conditions to Obligations of the Blocker Parties and Packable to Consummate the Business Combination”) and (ii) the assumptions described in the last paragraph of the section entitled “Certain Defined Terms” (other than (x)(i) and (x)(iv) thereof).
In October 2020, our sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 8,625,000 Class B ordinary. On October 21, 2020, our sponsor surrendered 1,437,500 Class B ordinary shares. On November 30, 2020, our sponsor transferred an aggregate of 120,000 Class B ordinary shares to certain of its directors and an aggregate of 30,000 Class B ordinary shares to certain third-party advisors. On December 2, 2020, HTP effected a share dividend whereby HTP issued 718,750 Class B ordinary shares to our sponsor, resulting in an aggregate of 7,906,250 Class B ordinary shares outstanding. On January 18, 2021, in connection with the expiration of the underwriter’s over-allotment option granted in the IPO, our sponsor surrendered 406,250 founder shares. As a result, our sponsor now owns 7,500,000 founder shares. Currently, our sponsor and our initial shareholders, the sole holders of the founder shares, owns approximately 20% of the outstanding ordinary shares entitled to vote and has agreed to vote any voting ordinary shares owned by it in favor of the Transaction Proposals. In addition, because of its ownership block, our sponsor may be able to effectively influence the outcome of all other matters requiring approval by the Highland Transcend shareholders, including amendments to the existing organizational documents and approval of significant corporate transactions.
Our sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.
			After Business Combination and Related Transactions
	Prior to Business Combination and Related Transactions		Assuming No Redemption			Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned(2)	Percentage of Total Voting Power(3)	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned(2)	Percentage of Total Voting Power(3)
Highland Transcend Partners I, LLC(4)	7,350,000	19.6%	12,683,333	—	6.7%	12,683,333	—	7.8%
Entities affiliated with Millennium Group Management LLC(5)	1,600,000	4.3%	1,600,000	—	0.8%	1,600,000	—	1.0%
Entities affiliated with BlueCrest Capital Management Limited(6)	1,800,000	4.8%	1,800,000	—	1.0%	1,800,000	—	1.1%
Entities affiliated with Park West Asset Management LLC(7)	1,500,000	4.0%	1,500,000	—	0.8%	1,500,000	—	0.9%
Entities affiliated with BlackRock, Inc.(8)	2,084,082	5.5%	2,084,082	—	1.1%	2,084,082	—	1.3%
Entities affiliated with Glazer Capital, LLC(9)	1,641,788	4.3%	1,641,788		0.9%	1,641,788	—	1.0%
Ian Friedman	—	—	—	—	—	—	—	—
Bob Davis	—	—	—	—	—	—	—	—
Paul Maeder	—	—	—	—	—	—	—	—
Dan Nova	—	—	—	—	—	—	—	—
Julie Bradley	30,000	*	30,000	—	*	30,000	—	*
William Hockey	30,000	*	30,000	—	*	30,000	—	*
Greg Peters	30,000	*	30,000	—	*	30,000	—	*
Mike Wystrach	30,000	*	30,000	—	*	30,000	—	*
All Directors and Executive Officers of Highland Transcend as a Group (eight individuals)	120,000	*	120,000	—	*	120,000	—	*
Directors and Named Executive Officers of the Combined Company After Consummation of the Business Combination:
Andrew Vagenas(10)	—	—	—	5,550,019	2.9%	—	5,550,019	3.4%
Ash Mehra	—	—	37,151	—	*	37,151	—	*
Adam Rodgers	—	—	—	—	—	—	—	—
Victoria Dolan	—	—	—	—	—	—	—	—

			After Business Combination and Related Transactions
	Prior to Business Combination and Related Transactions		Assuming No Redemption			Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned(2)	Percentage of Total Voting Power(3)	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned(2)	Percentage of Total Voting Power(3)
Ian Friedman	—	—	—	—	—	—	—	—
Daniel Myers	—	—	24,322	—	*	24,322	—	*
Karen (Sunny) Davis Nastase	—	—	111,877	—	*	111,877	—	*
Dan Nova	—	—	—	—	—	—	—	—
Arjun Purkayastha	—	—	—	—	—	—	—	—
Jay Sammons	—	—	—	—	—	—	—	—
Gail Tifford	—	—	—	—	—	—	—	—
All Directors and Executive Officers of the Combined Company as a Group (16 individuals)	—	—	173,350	5,636,113	3.1%	173,350	5,636,113	3.6%
Five Percent Holders of the Combined Company After Consummation of the Business Combination:
Entities affiliated with The Carlyle Group Inc.(11)	—	—	23,602,830	17,023,167	21.5%	23,602,830	17,023,167	24.9%
Quality King Distributors, Inc.(12)	—	—	—	17,959,271	9.5%	—	17,959,271	11.0%
RB Health (US) LLC(13)	—	—	—	18,487,948	9.8%	—	18,487,948	11.3%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140.

(2)
Upon the completion of the business combination, holders of Class A common stock and Class B common stock will be entitled to one vote for each share of Class A common stock or Class B common stock, as the case may be, held by them. Each share of Class B common stock is coupled with a post-merger Packable unit, and subject to the terms of the exchange agreement, post-merger Packable units (together with an equal number of shares of Class B common stock) are initially exchangeable for shares of Class A common stock on a one-for-one basis from time to time at and after 180 days following the closing of the business combination.

(3)
Represents percentage of voting power of the holders of Class A common stock and Class B common stock of New Packable voting together as a single class. See the section entitled “Description of Securities — Authorized and Outstanding Stock.”

(4)
Highland Transcend Partners I, LLC, our sponsor, is the record holder of such shares, and Highland Transcend Partners I, LLC is wholly owned by Highland Transcend Partners, LLC. Post-business combination holdings include 5,333,333 share of Class A common stock convertible from 5,333,333 Private Placement Warrants held by Highland Transcend Partners I, LLC. There are four managers of Highland Transcend Partners I, LLC’s board of managers: Ian Nathan Friedman, Robert John Davis, Paul Albert Maeder, and Daniel Joseph Nowiszewski. Each manager of Highland Transcend Partners I, LLC has one vote, and the approval of three of the four members of the board of managers is required to approve an action of Highland Transcend Partners I, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Highland Transcend Partners I, LLC. Based upon the foregoing analysis, no individual manager of Highland Transcend Partners I, LLC exercises voting or dispositive control over any of the securities held by Highland Transcend Partners I, LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.
(5)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes: (i) 1,020,000 Class A ordinary shares held by Integrated Core Strategies (US) LLC (“Integrated Core Strategies”); (ii) 400,000 Class A ordinary shoes held by Riverview Group LLC (“Riverview Group”); and (iii) 180,000 Class A ordinary shoes held by ICS Opportunities, Ltd. (“ICS Opportunities”). Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”), is the investment manager to ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), is the general partner of the managing member of Integrated Core Strategies and Riverview Group and may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and Riverview Group. Millennium Management is also the general partner of the 100% owner of ICS Opportunities and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Group Management LLC, a Delaware limited liability company (“Millennium Group Management”), is the managing member of Millennium Management and may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and Riverview Group. Millennium Group Management is also the general partner of Millennium International Management and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. The managing member of Millennium Group Management is a trust of which Israel A. Englander, a United States citizen (“Mr. Englander” and, together with Millennium Group Management, Millennium Management, Millennium International Management, ICS Opportunities, Riverview Group and Integrated Core Strategies, the “Millennium Investors”), currently serves as the sole voting trustee. Therefore, Mr. Englander may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies, Riverview Group and ICS Opportunities. The address of each the Millennium Investors is c/o Millennium Management LLC 666 Fifth Avenue New York, New York 10103.

(6)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes 1,800,000 Class A ordinary shares held for the account of Millais Limited by BlueCrest Capital Management Limited, which serves as investment manager to Millais Limited. Michael Platt serves as principal, director and control person of BlueCrest Capital Management Limited. The address of each of BlueCrest Capital Management Limited and Mr. Platt is Ground Floor, Harbour Reach, La Rue de Carteret St Helier Jersey Channel Islands JE2 4HR.

(7)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes 1,500,000 Class A ordinary shares held by Park West Asset Management LLC (“PWAM”). PWAM is the investment manager to Park West Investors Master Fund, Limited (“PWIMF”), and Park West Partners International, Limited (“PWPI”, and collectively with PWIMF and PWAM, the “PW Funds”). Peter S. Park, through one or more affiliated entities, is the controlling manager of PWAM. PWAM and Mr. Park may be deemed to beneficially own 1,500,000 Class A ordinary shares held in the aggregate by the PW Funds. The address of the PW Funds and Mr. Park is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(8)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. BlackRock, Inc. has sole voting and dispositive power with respect to such Class A ordinary shares on behalf of itself and the following subsidiaries: BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited,

BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.
(9)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer, who serves as the managing member of Glazer Capital, have shared voting and dispositive power with respect to the Class A ordinary shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). The address for the Glazer Funds and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(10)
Represents shares held by 62 Castle Ridge LLC. Mr. Vagenas has voting and investment control with respect to the shares held by 62 Castle Ridge LLC. The address for 62 Castle Ridge LLC is 459 Columbus Avenue #50011, New York, NY 10024.

(11)
Includes 17,023,167 Class B common stock (and associated Packable units) held of record by Carlyle Partners VII Pacer Holdings, L.P. (“Carlyle Pacer Holdings”), 857,274 shares of Class A common stock held of record by CP VII Pacer Holdings, L.P. (“CP Pacer Holdings” and, together with Carlyle Pacer Holdings, the “Pacer Entities”), and 22,745,556 shares of Class A common stock held of record by CP VII AIF Holdings, S.C.Sp. (“Pacer AIF” and, together with the “Pacer Entities” the “Carlyle Investors”).

The Carlyle Group Inc., which is a publicly traded entity listed on the Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities held of record by the Carlyle Investors, is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the general partner of TC Group Sub L.P., which is the managing member of TC Group VII S1, L.L.C., which is the general partner of TC Group VII S1, L.P., which is the general partner with investment discretion of each of the Carlyle Investors.
Voting and investment determinations with respect to the securities held by the Carlyle Investors are made by an investment committee of TC Group VII S1, L.P., which is comprised of Peter Clare, Allan Holt, William Conway, Jr., Daniel D’Aniello, David Rubenstein, Kewsong Lee, Norma Kuntz, Sandra Horbach, Brian Bernasek, and Marco De Benedetti, as a non-voting observer. Accordingly, each of the entities and individuals named in this footnote may be deemed to share beneficial ownership of the securities held of record by the Carlyle Investors. Each of them disclaims beneficial ownership of such securities.
The address of Pacer AIF is 2 Avenue Charles de Gaulle, L-1653 Luxembourg. The address of each of the other entities named in this footnote is c/o The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, District of Columbia 20004-2505.
(12)
The board of directors of Quality King Distributors, Inc., consisting of Glenn Nussdorf, Stephen Nussdorf and Arlene Nussdorf-Mark, exercise voting and investment power over the securities of the Company held of record by Quality King Distributors, Inc. and may be deemed to have shared beneficial ownership of the securities held directly by Quality King Distributors, Inc. The address for Quality King Distributors, Inc. is 35 Sawgrass Drive, Bellport, New York 11713.

(13)
The managing members of RB Health (US) LLC, consisting of Danielle White, Christopher Tedesco, Dewaldt Lagendijk, exercise voting and investment power over the securities of the Company held of record by RB Health (US) LLC and may be deemed to have shared beneficial ownership of the securities held directly by RB Health (US) LLC. The address for RB Health (US) LLC is 399 Interpace Parkway, Parsippany, New Jersey, NJ 07054-1115, USA and its registered office is C/O Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle DE 19808, United States.

CERTAIN HIGHLAND TRANSCEND RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In October 2020, our sponsor made a capital contribution of $25,000, or approximately $0.004 per share, to cover certain of our expenses, for which we issued founder shares to our sponsor such that they initially held an aggregate of 7,906,250 founder shares. On January 19, 2021, in connection with the expiration of the underwriter’s over-allotment option, our sponsor surrendered 406,250 founder shares. As such, our sponsor now owns 7,500,000 founder shares. Our initial shareholders collectively own 20% of our issued and outstanding shares as of our initial public offering.
In connection with our initial public offering, our sponsor purchased an aggregate of 5,333,333 private placement warrants at a price of $1.50 per warrant. Each private placement warrant may be exercised for one Class A ordinary share at a price of $11.50 per share, subject to adjustment as provided herein. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.
If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Certain of our officers and directors presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity.
We entered into an Administrative Services Agreement pursuant to which we pay our sponsor up to $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying any of these monthly fees. Accordingly, in the event the consummation of our initial business combination takes until December 7, 2020, our sponsor will be paid an aggregate of up to approximately $360,000 ($15,000 per month) for office space, administrative and support services, and other expenses and obligations of our sponsor and will be entitled to be reimbursed for any out-of-pocket expenses.
Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
Our sponsor agreed to loan us up to $300,000 under an unsecured promissory note to be used for a portion of the expenses of our initial public offering. These loans were non-interest bearing and unsecured, and were repaid upon completion of the initial public offering out of the $1,000,000 of offering proceeds that had been allocated for the payment of offering expenses (other than underwriting commissions) not held in the trust account. The value of our sponsor’s interest in this loan transaction corresponded to the principal amount outstanding under any such loan.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Any such loans may be repaid only from funds held outside the trust account or from funds released to us upon completion of our initial business combination. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our sponsor. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. O September 30, 2021, we issued an unsecured promissory note to our sponsor, pursuant to which we could borrow up to an aggregate principal amount of $700,000, which promissory note is non-interest bearing and payable on the consummation of the business combination.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined Highland Transcend with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We have entered into a registration rights agreement with respect to the founder shares, private placement warrants and warrants issued upon conversion of working capital loans (if any).
Related Party Policy
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which Highland Transcend was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of Highland Transcend’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of Highland Transcend and its shareholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
Sponsor Letter Agreement
Concurrently with the execution of the merger agreement, our sponsor entered into the sponsor letter agreement with Highland Transcend, Packable and certain other signatories thereto (together with our sponsor, the “Sponsor Parties”) pursuant to which the Sponsor Parties agreed to vote all of their respective Class B ordinary shares in favor of the business combination and related transactions, to take certain other actions in support of the merger agreement and related transactions and not to redeem any such shares. The Sponsor Parties also agreed that 1,875,000 of the sponsor shares will be deemed “deferred sponsor shares” and a corresponding number of Packable units held by New Packable will be deemed to be “deferred Packable units”. The Sponsor Parties agreed that they will not transfer and, subject to the achievement of certain milestones, may be required to forfeit, any such deferred sponsor shares (in which case a corresponding number of deferred company units will be forfeited), subject to the terms of the sponsor letter agreement. The Sponsor Parties also waived certain anti-dilution protection to which it would otherwise be entitled in connection with the business combination and agreed to repay solely in cash certain working capital loans made by the Sponsor Parties to Highland Transcend prior to closing.

Amended and Restated Registration Rights Agreement
Currently, our sponsor has the benefit of registration rights with respect to our securities that it holds pursuant to a registration rights agreement entered into in connection with our initial public offering.
In connection with closing of the business combination, our sponsor, New Packable and certain Packable equity holders and certain members of the Sponsor (collectively, the “other investors”) will enter into an amended and restated registration rights agreement. As a result, our sponsor and the other investors will be able to make a written demand for registration under the Securities Act of all or a portion of their registrable securities, subject to a maximum of four such demand registrations, in each case so long as such demand includes a number of registrable securities with a total offering price in excess of $25.0 million. Any such demand may be in the form of an underwritten offering, it being understood that New Packable will not be required to conduct more than two underwritten offerings where the expected aggregate proceeds are less than $50.0 million but in excess of $25.0 million in any 12-month period.
In addition, the holders of registrable securities will have “piggy-back” registration rights to include their securities in other registration statements filed by New Packable subsequent to the consummation of the business combination.
New Packable has also agreed to file within 45 days of closing of the business combination a resale shelf registration statement covering the resale of all registrable securities.
Finally, pursuant to the subscription agreements with the subscription investors, we have agreed that we will
•
file within 30 calendar days after the closing of the business combination a registration statement with the SEC for a secondary offering of shares of our common stock;

•
use commercially reasonable efforts to cause such registration statement to be declared effective promptly thereafter, but in no event later than the earlier of (i) the 60th calendar day (or 120th calendar day if the SEC notifies Highland Transcend that it will “review” the registration statement) after closing and (ii) the 10th business day after the date Highland Transcend is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review, as the case may be; and

•
maintain the effectiveness of such registration statement until the earliest of (A) the third anniversary of the closing, (B) the date on which the subscription investors cease to hold any shares of common stock issued pursuant to the subscription agreements, or (C) on the first date on which the subscription investors can sell all of their shares issues pursuant to the subscription agreements (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the manner of sale or amount of such securities that may be sold. Highland Transcend will bear the cost of registering these securities.

Director Independence
The rules of the NYSE require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person who, in the opinion of Highland Transcend’s board of directors, has no material relationship with the listed Highland Transcend (either directly or as a partner, shareholder, stockholder or officer of an organization that has a relationship with Highland Transcend). Our board of directors has determined that Julie Bradley, William Hockey, Greg Peters and Mike Wystrach are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
For additional information, see the information set forth under the caption “Item 13. Certain Relationships and Related Transactions, and Director Independence” in Highland Transcend’s Annual Report on Form 10-K/A for the year ended December 31, 2020 which is incorporated herein and attached as Annex J to this proxy statement/prospectus.

CERTAIN PACKABLE RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions since January 1, 2019, to which Packable has been a party in which the amount involved exceeded $120,000 and in which any of Packable’s executive officers, directors, managers, promoters, beneficial holders of more than 5% of Packable’s membership interests, or any associates or affiliates thereof had or will have a direct or indirect material interest, other than compensation arrangements which are described in the section captioned “Executive Compensation.”
Amended and Restated Limited Liability Agreement of Packable Holdings, LLC
Packable is party to the Packable Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”). Packable’s LLC Agreement will be amended and restated upon the Business Combination. For a description of the amended operating agreement see the section titled “The Business Combination — Related Agreements — Amended Operating Agreement.”
Financings
Series B Preferred Unit Financing
Between November 2020 and June 2021, Packable sold (i) an aggregate of 5,059,359.4 Series B Preferred Units at a purchase price of $60.2527 per unit for an aggregate amount of $304,840,061.91 and (ii) an aggregate of 1,140,129.7 Series B-1 Preferred Units at a purchase price of $35.6397 per unit for an aggregate amount of $40,633,880.47 upon conversion of certain previously issued convertible promissory notes. The following table summarizes purchases of Packable’s Series B Preferred Units by and issuances of Series B-1 Preferred Units to related persons:
Stockholder	Shares of Series B Preferred Stock Purchased	Shares of Series B-1 Preferred Stock Purchased	Total Purchase Price (in millions of dollars)
Carlyle Partners VII Pacer Holdings, L.P.	4,495,070.4	—	$270,840,128.29
RB Health (US) LLC	414,919	689,804.9	$49,584,401.91
Quality King Distributors, Inc.	—	57,508.7	$2,049,591.24
Promissory Notes
During the fiscal year December 31, 2020, Packable issued convertible promissory notes (the “2020 Convertible Notes”) to a current manager of Packable and an investor who is affiliated with a current manager. Details of the 2020 Convertible Notes are included in the table below. The 2020 Convertible Notes converted into shares of Series B-1 Preferred Units in November 2020.
Borrower	Date of Promissory Note	Largest Aggregate Amount of Principal Outstanding During the Period	Amount Outstanding as of January 31, 2021	Annual Rate or Amount of Interest Payable on the Indebtedness
Karen (Sunny) Davis Nastase	3/13/2020	$300,000	0	5%
RB Health (US) LLC	6/10/2020	$1,000,000	0	5%
RB Health (US) LLC	8/18/2020	$23,325,045	0	5%
Series A Preferred Unit Financing
Between June 2018 and August 2019, Packable sold an aggregate of 3,325,000 Series A Preferred Units, after giving effect to a 1 to 10,000 forward unit split which occurred on March 2, 2020 (the “Split”), at a purchase price of $200,000.00 per unit ($20.00 per unit after giving effect to the Split) for an aggregate amount of $66,500,000.00. The following table summarizes purchases of Packable’s Series A Preferred Units by related persons:
Stockholder	Series A Preferred Units Purchased (after giving effect to the Split)	Total Purchase Price
		(in millions of dollars)
RB Health (US) LLC	1,450,000	$29,000,000.00
McKesson Ventures LLC	500,000	$10,000,000.00
Inventory Purchases
Packable purchases inventory supplies from Quality King Distributors, Inc. (“Quality King”), Reckitt Benckiser LLC (“RB”) and certain of their affiliates. Quality King and an entity affiliated with RB are each beneficial owners of more than five percent of Packable’s membership interests, and each of Quality King and RB’s affiliate are members of Packable. Packable made purchases, net of discounts and rebates, of approximately $74.8 million, $74.7 million and $51.7 million during each of the years ended December 31, 2021, 2020 and 2019, respectively, from these related parties. At December 31, 2021, 2020 and 2019, $7.3 million, $21.4 million and $9.3 million, respectively, was included in accounts payable and accrued expenses and $0.3 million, $2.2 million and $0.5 million was included in accounts receivable.
In December 2021, Packable entered into four sale of goods agreements to sell certain excess inventory having determinable market prices to Quality King and certain of their affiliates at such market prices totaling approximately $20 million. Packable intends to terminate these sale of goods agreements.
Operating Leases
In May 2019, Packable entered into a three-year and seven-month operating lease with Quality King for a warehouse located in Ronkonkoma, New York, which expires in November 2022. Packable made approximately $1.1 million and $0.7 million in rental payments for the years ended December 31, 2020 and 2019, respectively, related to this lease.
In March 2016, Packable entered into a 15-year lease with BDG 1516 MP, LLC and 1516 MP, LLC for a warehouse located in Hauppauge, New York, which expires in March 2031. 1516 MP, LLC is an affiliate of Quality King. Packable made approximately $1.4 million, $1.4 million and $1.4 million in rental payments for the years ended December 31, 2021, 2020 and 2019, respectively, related to this lease.
Loans with Executive Officers
In March 2016, Packable loaned each of its Chief Executive Officer, Andrew Vagenas, our Vice President of Finance, James Mastronardi, Jr., and its Chief Marketing Officer, Bradley Tramunti, $333,333.33 pursuant to promissory notes, each dated March 15, 2016 (as amended, the “Promissory Notes”). Each Promissory Note provided that the unpaid principal amount of the loan bore interest at the prime rate as quoted in the Money Rates section of the Wall Street Journal, plus 3%, per year. The unpaid principal amounts and unpaid interest outstanding under the Promissory Notes were repaid in full by each of Mr. Vagenas, Mr. Mastronardi and Mr. Tramunti during the year ended December 31, 2021.
RB Distribution Agreements
In November 2016, Packable entered into an E-Commerce Distribution Agreement with RB (the “E-Commerce Distribution Agreement”), pursuant to which Packable distributes RB’s products in the United States. As consideration for services Packable provided pursuant to the E-Commerce Distribution Agreement, Packable earned amounts totaling approximately $6.5 million, $4.8 million and $1.5 million during each of the years ended December 31, 2021, 2020 and 2019, respectively, which were used to offset costs of goods sold.

Additionally, in March 2020, Packable entered into an E-Commerce Retail Agreement with UpSpring LLC, an affiliate of RB (the “E-Commerce Retail Agreement”). Pursuant to the E-Commerce Retail Agreement, Packable distributes UpSpring’s products in the United States. As consideration for services Packable provided pursuant to the E-Commerce Retail Agreement, Packable earned amounts totaling approximately $0.4 million and $0.6 million during the years ended December 31, 2021 and 2020, respectively, which were used to offset costs of goods sold.
RB Joint Ventures and Debt Facility
In June 2021, Packable entered into an agreement to operate a joint venture through three Delaware limited liability companies, Access Brands, LLC (“Access Brands”), Little Yawn Collective, LLC (“LY”) and CASA Home, LLC (“Casa”), with Access VC Limited (“VC Limited”), an affiliate of RB. To fund LY and Casa, each party contributed $25,000 to each of LY and Casa, respectively. To fund Access Brands, Packable contributed approximately $483,000 directly to Access Brands. In addition, in June 2021, Packable’s wholly owned subsidiary, Packable Ventures, LLC (fka PharmaPacks Brand Holdings, LLC), entered into two Facility Agreements (the “Facility Agreements”) with VC Limited. Pursuant to the Facility Agreements RB can be required to make contributions to Access Brands in a total amount of $1 million per facility.
Ownership of each of LY and Casa was agreed to be approximately 66% with us and approximately 33% with RB. Pursuant to the terms of the Facility Agreements and related agreements, RB’s ownership could potentially rise to 100% through RB’s exercise of two call options. The consideration payable by RB for the first call option (resulting in RB acquiring an additional 33% of LY or CASA, respectively) is equal to the amount outstanding under the applicable Facility Agreement for LY and Casa, respectively. Development of the joint venture is ongoing and is considered in the development stage.
Quality King Debt Facility
In June 2018, Packable entered into the Third Amended and Restated Secured Promissory Note which amended and restated the Second Amended and Restated Secured Promissory Note (together the “Secured Promissory Note”) with Quality King and certain of its affiliates. The Secured Promissory Note provided for aggregate gross proceeds to the Company of up to $40 million and was secured by all of the Company’s assets. The Secured Promissory Note bore interest at a rate of 3% per annum above the prime rate published by the Wall Street Journal (5.5% at December 31, 2018) and for any outstanding balance in excess of $9 million, at a rate of 12% per annum. From January 1, 2018 through April, 2019, Packable borrowed approximately $36 million pursuant to the Secured Promissory Note. In September 2019, Packable repaid all amounts outstanding under the Secured Promissory Note, which as of the repayment date was approximately $36.0 million, plus accrued interest and fees.
MGG Debt Facility
In September 2019, Packable entered into a Financing Agreement with MGG Investment Group LP (the “Financing Agreement”). As of September 2019, Entities affiliated with MGG Investment Group LP were beneficial owners of more than five percent of Packables’ membership interests. The Financing Agreement provided for (i) an initial term loan of $15 million and (ii) a revolving credit facility providing aggregate gross proceeds of up to $60 million, and was secured by all of the Company’s assets. Interest accrued on the outstanding principal amount of the term loan and the revolving loan at a rate equal to either LIBOR plus 8 percent per annum; or the prime lending rate as published by the Wall Street Journal plus 7 percent per annum at the Company’s option and was payable monthly. From September 2019 to July 2020, Packable borrowed approximately $40.8 million pursuant to the revolving credit facility provided by the Financing Agreement. Amounts due under the Financing Agreement were paid in full on July 24, 2020 and the liens in connection therewith were concurrently terminated.
Other Transactions
In January 2022, Packable entered into a standard exclusive retail agreement in the ordinary course of business with a brand that is partially owned by the spouse of Jay Sammons, one of Packable’s directors upon closing of the Business Combination. Neither the approximate dollar value of this agreement nor the related person's interest in the agreement is currently determinable.
Packable has entered into employment and other agreements with certain of its executive officers. For a description of agreements with Packable’s named executive officers, see the section captioned “Executive Compensation — Executive Employment Arrangements” and “— Outstanding Equity Awards at December 31, 2021.”
Packable has granted equity awards to certain of its executive officers. For a description of equity awards granted to Packable’s named executive officers, see “Executive Compensation.”
New Packable will enter into indemnification agreements with its directors and executive officers. For a description of these agreements, see the section captioned “Management After the Business Combination — Limitation of Liability and Indemnification.”
Related Party Transaction Policy
The transactions described above were consummated prior to Packable’s adoption of a formal, written related-party transaction policy. However, Packable believes that the terms obtained or consideration that Packable paid or received, as applicable, in connection with the transactions described were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.
Upon the consummation of the Business Combination, the New Packable board of directors will adopt a written related person transactions policy that sets forth the New Packable’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the New Packable’s policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which New Packable or any of its subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to New Packable as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of New Packable’s voting securities (including New Packable’s common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of New Packable’s voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to New Packable’s audit committee (or, where review by New Packable’s audit committee would be inappropriate, to another independent body of New Packable’s board of directors) for review. To identify related person transactions in advance, New Packable will rely on information supplied by New Packable’s executive officers, directors and certain significant stockholders. In considering related person transactions, New Packable’s audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:
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the risks, costs, and benefits to the Combined Company;

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the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

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the terms of the transaction;

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the availability of other sources for comparable services or products; and

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the terms available to or from, as the case may be, unrelated third parties.

New Packable’s audit committee will approve only those transactions that it determines are fair to us and in New Packable’s best interests. All of the transactions described above were entered into prior to the adoption of such policy.

Post-Business Combination Arrangements
In connection with the Business Combination, certain agreements were entered into or will be entered into pursuant to the merger agreement. The agreements described in this section, or forms of such agreements as they will be in effect substantially concurrently with the completion of the Business Combination, are filed as exhibits to the registration statement of which this prospectus forms a part, and the following descriptions are qualified by reference thereto. These agreements include:
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amended operating agreement (see the section titled “The Business Combination — Related Agreements — Amended Operating Agreement”);

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exchange agreement (see the section titled “The Business Combination — Related Agreements — Exchange Agreement”);

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tax receivable agreement (see the section titled “The Business Combination — Related Agreements — Tax Receivable Agreement”);

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voting and support agreements (see the section titled “The Business Combination — Related Agreements — Voting and Support Agreements”);

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sponsor letter agreement (see the section titled “The Business Combination — Related Agreements — Sponsor Letter Agreement”);

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PIPE subscription agreements (see the section titled “The Business Combination — Related Agreements — PIPE Subscription Agreements”);

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note subscription agreements (see the section titled “The Business Combination — Related Agreements — Note Subscription Agreements”); and

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amended and restated registration rights agreement (see the section titled “The Business Combination — Related Agreements — Amended and Restated Registration Rights Agreement”).

DESCRIPTION OF SECURITIES
The following description of New Packable’s capital stock reflects New Packable’s capital stock as it will exist upon completion of the domestication and business combination. Subject to the approval of the Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Domestication Proposal and the Organizational Documents Proposals, New Packable’s capital stock will be governed by the proposed charter and proposed bylaws and the DGCL. This description is a summary and is not complete. We urge you to read in their entirety New Packable’s proposed organizational documents, which, subject to the approval of the Business Combination Proposal, the NYSE Proposal, the Director Election Proposal, the Domestication Proposal and the Organizational Documents Proposals, will be in effect as of the effective time of the domestication and are incorporated herein by reference and, in the case of the certificate of incorporation, the form of which is included as Annex B to this proxy statement/prospectus. The following summary should be read in conjunction with the section entitled “Comparison of Corporate Governance and Shareholder Rights.”
Authorized and Outstanding Stock
The proposed charter authorizes the issuance of 4,500,000,000 shares of capital stock, consisting of (x) 3,000,000,000 shares of Class A common stock, par value $0.0001 per share, (y) 1,000,000,000 shares of Class B common stock, par value $0.0001 per share and 500,000,000 shares of New Packable’s preferred stock, par value $0.0001 per share. All issued and outstanding shares of capital stock of New Packable following the business combination will be, duly authorized, validly issued, fully paid and non-assessable. As of the record date for the general meeting, there were (1) 27,101,589 shares of Class A ordinary shares outstanding, held of record by approximately one holder, and 7,500,000 shares of Class B ordinary shares, held by our sponsor, (2) no shares of Highland Transcend’s preferred stock outstanding, and (3) 9,033,832 public warrants outstanding, held of record by two holders. Such numbers do not include DTCC participants or beneficial owners holding shares through nominee names.
Class A Common Stock
Upon completion of the business combination, there will be approximately 80,842,943 shares of Class A common stock outstanding, assuming no public shares are redeemed in connection with the business combination and based upon certain other assumptions as described in the last paragraph of the section entitled “Certain Defined Terms.” All shares of Class A common stock are fully paid and non-assessable. In connection with the business combination, the founder shares held by our sponsor will be converted into shares of Class A common stock of New Packable.
Voting Rights
Each holder of the shares of Class A common stock is entitled to one vote for each share of Class A common stock held of record by such holder on all matters on which stockholders generally are entitled to vote. The holders of the shares of Class A common stock do not have cumulative voting rights in the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all stockholders present in person or represented by proxy, voting together as a single class. Notwithstanding the foregoing, the holders of the outstanding shares of Class A common stock will be entitled to vote separately upon any amendment to the proposed charter (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences or special rights of such class of common stock in a manner that is disproportionately adverse as compared to the Class B common stock.
Dividend Rights
Subject to preferences that may be applicable to any outstanding preferred stock, the holders of shares of Class A common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors of New Packable out of funds legally available therefor.

Rights upon Liquidation, Dissolution and Winding-Up
In the event of any voluntary or involuntary liquidation, dissolution or winding up of New Packable’s affairs, the holders of the shares of Class A common stock are entitled to share ratably in all assets remaining after payment of New Packable’s debts and other liabilities, subject to prior distribution rights of preferred stock or any class or series of stock having a preference over the shares of Class A common stock, then outstanding, if any.
Preemptive or Other Rights
The holders of shares of Class A common stock have no preemptive or conversion rights or other subscription rights (other than in connection with certain issuances of common units under the amended operating agreement). There are no redemption or sinking fund provisions applicable to the shares of Class A common stock. The rights, preferences and privileges of holders of shares of Class A common stock will be subject to those of the holders of any shares of the preferred stock New Packable may issue in the future.
Class B Common Stock
Upon completion of the business combination, there will be approximately 108,086,466 shares of Class B common stock outstanding, with New Packable holding any shares of Class B common stock in treasury that are not issued to Packable equity holders, assuming no public shares are redeemed in connection with the business combination and based upon certain other assumptions, excluding assumption (x)(iv), as described in the last paragraph of the section entitled “Certain Defined Terms.” All shares of Class B common stock to be issued in connection with the business combination will be fully paid and non-assessable.
Voting Rights
Each holder of the shares of Class B common stock is entitled to one vote for each share of Class B common stock held of record by such holder on all matters on which stockholders generally are entitled to vote. The holders of shares of Class B common stock do not have cumulative voting rights in the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all stockholders present in person or represented by proxy, voting together as a single class. Notwithstanding the foregoing, the holders of the outstanding shares of Class B common stock will be entitled to vote separately upon any amendment to the proposed charter (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences or special rights of such class of common stock in a manner that is disproportionately adverse as compared to the Class A common stock.
Dividend Rights
The holders of the Class B common stock will not participate in any dividends declared by the board of directors of New Packable.
Rights upon Liquidation, Dissolution and Winding-Up
In the event of any voluntary or involuntary liquidation, dissolution or winding up of New Packable’s affairs, the holders of Class B common stock are not entitled to receive any assets of New Packable.
Preemptive or Other Rights
The holders of shares of Class B common stock do not have preemptive, subscription, redemption or conversion rights. There will be no redemption or sinking fund provisions applicable to the Class B common stock.
Issuance and Retirement of Class B Common Stock
In the event that any outstanding share of Class B common stock ceases to be held directly or indirectly by a holder of post-merger Packable units, such share will automatically be transferred to New Packable for no consideration and thereupon will be retired. New Packable will not issue additional shares of Class B common stock after the adoption of the proposed charter other than in connection with the valid issuance or transfer of post-merger Packable units in accordance with the governing documents of Packable.
Preferred Stock
No shares of preferred stock will be issued or outstanding immediately after the completion of the business combination. The proposed charter will authorize the board of directors of New Packable to establish one or more series of preferred stock. Unless required by law or any stock exchange, the authorized shares of preferred stock will be available for issuance without further action by the holders of the common stock. Shares of preferred stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of preferred stock authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of preferred stock from time to time adopted by the board of directors pursuant to authority so to do which is expressly vested in the board of directors. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of New Packable without further action by the stockholders. Additionally, the issuance of preferred stock may adversely affect the holders of the common stock of New Packable by restricting dividends on the shares of Class A common stock, diluting the voting power of the shares of Class A common stock and the shares of Class B common stock or subordinating the liquidation rights of the shares of Class A common stock. As a result of these or other factors, the issuance of preferred stock could have an adverse impact on the market price of the shares of Class A common stock. At present, we have no plans to issue any preferred stock.
Earnout
Earnout Participants will receive an additional aggregate amount of 12,000,000 RCUs and/or RSRs which will convert, in the case of RCUs, into post-merger Packable units and, in the case of RSRs, into Class B common stock or Class A common stock, as applicable, to vest in four equal tranches upon New Packable achieving a price per share of common stock of $12.00, $14.00, $16.00 and $18.00 (the “earnout milestones”) for any 20 trading days within any consecutive 30-trading day period commencing on or after the closing and ending on or prior to the five year anniversary of the closing; provided that (i) if one or all of the earnout milestones has not been achieved prior to the end of the five year period following the closing, (ii) New Packable consummates a transaction that results in a change of control and (iii) the price per share of New Packable in such transaction is equal to or greater than one or all of the earnout milestones that has not been satisfied during the applicable earnout period, then the applicable share price trigger that has not been satisfied will be deemed to have been satisfied, and, at the closing of such transaction, New Packable or Packable, as applicable, shall issue the applicable portion of the Earnout Shares as if such share price trigger has been achieved.
RCUs
Packable will issue to Earnout Participants (other than the Blocker Owners) a number of Series 1 RCUs, Series 2 RCUs, Series 3 RCUs and Series 4 RCUs, in each case, equal to the earnout series amount for such Earnout Participant. Upon the achievement of certain New Packable share price milestones, the RCUs held by such Earnout Participant will be converted into post-merger Packable units. Any RCUs that have not vested by the fifth anniversary of the closing will be forfeited and cancelled for no consideration.
RSRs
New Packable will issue to Earnout Participants (other than the Blocker Owners) a number of Class B Series 1 RSRs, Class B Series 2 RSRs, Class B Series 3 RSRs and Class B Series 4 RSRs, in each case, equal to the earnout series amount for such Earnout Participant. Upon the achievement of certain New Packable share price milestones, such RSRs held by such Earnout Participant will be converted into Class B common stock. Any such RSRs that have not vested by the fifth anniversary of the closing will be forfeited and cancelled for no consideration.
New Packable will issue to each Earnout Participant that is a Blocker Owner a number of Class A Series 1 RSRs, Class A Series 2 RSRs, Class A Series 3 RSRs and Class A Series 4 RSRs, in each case, equal to the earnout series amount for such Blocker Owner. Upon the achievement of certain New Packable share price milestones, such RSRs held by such Blocker Owner will be converted into Class A common stock. Any such RSRs that have not vested by the fifth anniversary of the closing will be forfeited and cancelled for no consideration.
New Packable will issue to each Earnout Optionholder a number of Class A common stock equal to the earnout series amount for such Earnout Optionholder. In the event that a Converted Option issued to an Earnout Optionholder remains unvested as of the date the applicable New Packable share price milestone is achieved or the consummation of a transaction that results in a change of control of New Packable, in lieu of issuing Class A Common Stock, New Packable will issue Earnout RSUs to the Earnout Optionholder equal to such Earnout Optionholder’s earnout series amount.
Warrants
Public Shareholders’ Warrants
Upon the closing, each whole public warrant will entitle the registered holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing thirty (30) days after the closing, provided that New Packable has an effective registration statement under the Securities Act covering the issuance of the shares of Class A common stock issuable upon exercise of the public warrants and a current prospectus relating to them is available and such shares are registered, qualified or exempt from registration under the securities, or blue sky laws of the state of residence of the holder (or New Packable permits holders to exercise their public warrants on a cashless basis under the circumstances specified in the warrant agreement). A warrant holder may exercise its public warrants only for a whole number of shares of Class A common stock. This means only a whole public warrant may be exercised at a given time by a public warrant holder. No fractional public warrants will be issued upon separation of the units and only whole public warrants will trade. Accordingly, unless a registered holder purchases at least two units, such registered holder will not be able to receive or trade a whole public warrant. The public warrants will expire five years after the closing, at 5:00 p.m. New York City time, or earlier upon redemption or liquidation.
New Packable will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a public warrant and will have no obligation to settle such public warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of Class A common stock issuable upon exercise is then effective and a prospectus relating thereto is current, subject to New Packable satisfying its obligations described below with respect to registration. No public warrant will be exercisable for cash or on a cashless basis, and New Packable will not be obligated to issue any shares to holders seeking to exercise their public warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a public warrant, the holder of such public warrant will not be entitled to exercise such public warrant and such public warrant may have no value and expire worthless. In the event that a registration statement is not effective for the exercised public warrants, the purchaser of a unit containing such public warrant will have paid the full purchase price for the unit solely for the shares of Class A common stock underlying such unit.
New Packable has agreed that as soon as practicable, but in no event later than fifteen (15) business days, after the closing, New Packable will use its reasonable best efforts to file with the SEC and have an effective registration statement for covering the issuance, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the public warrants, and New Packable will use its reasonable best efforts to cause the same to become effective within sixty (60) business days after the closing and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the shares of Class A common stock are, at the time of any exercise of a public warrant, not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, New Packable may, at its option, require holders of public warrants who exercise their public warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event New Packable so elects, New Packable will not be required to file or maintain in effect a registration statement, but will use its reasonable best efforts to qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Once the warrants become exercisable, New Packable may redeem the public warrants for redemption:
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in whole and not in part;

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at a price of $0.01 per public warrant;

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upon not less than thirty (30) days’ prior written notice of redemption to each public warrant holder; and

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if, and only if, the reported last sales price of the shares of Class A common stock equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date New Packable sends the notice of redemption to the public warrant holders.

If and when the public warrants become redeemable by New Packable, New Packable may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
If the foregoing conditions are satisfied and New Packable issues a notice of redemption of the public warrants, each public warrant holder will be entitled to exercise his, her or its public warrant prior to the scheduled redemption date. However, the price of the shares of Class A common stock may fall below the $18.00 redemption trigger price as well as the $11.50 public warrant exercise price after the redemption notice is issued.
If New Packable calls the public warrants for redemption as described above, New Packable’s management will have the option to require any holder that wishes to exercise his, her or its public warrant to do so on a “cashless basis.” In determining whether to require any holders to exercise their public warrants on a “cashless basis,” New Packable’s management will consider, among other factors, New Packable’s cash position, the number of public warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of shares of Class A common stock issuable upon the exercise of New Packable’s public warrants. If New Packable’s management takes advantage of this option, all holders of public warrants would pay the exercise price by surrendering their public warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the public warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the public warrants by (y) the fair market value. The “fair market value” will mean the average last reported sale price of the shares of Class A common stock for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of public warrants. If New Packable’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Class A common stock to be received upon exercise of the public warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a public warrant redemption. If New Packable calls its public warrants for redemption and New Packable’s management does not take advantage of this option, our sponsor and its permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that other public warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.
A holder of a public warrant may notify New Packable in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such public warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of Class A common stock issued and outstanding immediately after giving effect to such exercise.
If the number of issued and outstanding shares of Class A common stock is increased by a capitalization or share dividend payable in shares of Class A common stock, or by a split-up of shares of Class A common stock or other similar event, then, on the effective date of such share dividend, split-up or similar event, the number of shares of Class A common stock issuable on exercise of each public warrant will be increased in proportion to such increase in the issued and outstanding shares of Class A common stock. A rights offering to holders of shares of Class A common stock entitling holders to purchase shares of Class A common stock at a price less than the fair market value will be deemed a share dividend of a number of shares of Class A common stock equal to the product of (1) the number of shares of Class A common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (2) one minus the quotient of (x) the price per shares of Class A common stock paid in such rights offering divided by (y) the fair market value. For these purposes, (1) if the rights offering is for securities convertible into or exercisable for shares of Class A common stock, in determining the price payable for shares of Class A common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (2) fair market value means the volume weighted average price of shares of Class A common stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Class A common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if New Packable, at any time while the public warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of the shares of Class A common stock on account of such shares of Class A common stock (or other securities into which the public warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of shares of Class A common stock in connection with the business combination, (d) to satisfy the redemption rights of the holders shares of Class A common stock in connection with a shareholder vote to amend the existing organizational documents (i) to modify the substance or timing of New Packable’s obligation to redeem 100% of its public shares if New Packable does not complete the business combination within 18 months from the closing of the public shares offering or (ii) with respect to any other provision relating to shareholders’ rights or pre- business combination activity, or (e) in connection with the redemption of New Packable’s public shares upon New Packable’s failure to complete the business combination, then the public warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Class A common stock in respect of such event.
If the number of issued and outstanding shares of Class A common stock is decreased by a consolidation, combination, reverse share split or reclassification of the shares of Class A common stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of Class A common stock issuable on exercise of each public warrant will be decreased in proportion to such decrease in issued and outstanding shares of Class A common stock.
Whenever the number of shares of Class A common stock purchasable upon the exercise of the public warrants is adjusted, as described above, the public warrant exercise price will be adjusted by multiplying the public warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Class A common stock purchasable upon the exercise of the public warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Class A common stock so purchasable immediately thereafter.
In case of any reclassification or reorganization of the outstanding shares of Class A common stock (other than those described above or that solely affects the par value of such shares of Class A common stock), or in the case of any merger or consolidation of Highland Transcend with or into another corporation (other than a consolidation or merger in which Highland Transcend is the continuing corporation and that does not result in any reclassification or reorganization of Highland Transcend’s issued and outstanding shares of Class A common stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of Highland Transcend as an entirety or substantially as an entirety in connection with which Highland Transcend is dissolved, the holders of the public warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the public warrants and in lieu of the shares of Class A common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the public warrants would have received if such holder had exercised their public warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of shares of Class A common stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the public warrant properly exercises the public warrant within thirty (30) days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the warrant agreement) of the public warrant.
The public warrants are issued in registered form under the warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Highland Transcend. You should review a copy of the warrant agreement, which is filed as an exhibit to the registration statement of which this proxy statement/prospectus is a part, for a complete description of the terms and conditions applicable to the public warrants. The warrant agreement provides that the terms of the public warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of then issued and outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants. Our warrant agreement also provides that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
The public warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to Highland Transcend, for the number of public warrants being exercised. The warrant holders do not have the rights or privileges of holders of shares of Class A common stock and any voting rights until they exercise their public warrants and receive shares of Class A common stock. After the issuance of the shares of Class A common stock upon exercise of the public warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by holders of shares of Class A common stock.
No fractional public warrants will be issued upon separation of the units and only whole public warrants will trade.
Once the warrants become exercisable, New Packable may redeem the public warrants for redemption:
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in whole and not in part;

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at a price of $0.01 per public warrant;

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upon not less than thirty (30) days’ prior written notice of redemption to each public warrant holder; and

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if, and only if, the reported last sales price of the shares of Class A common stock equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date New Packable sends the notice of redemption to the public warrant holders.

Private Placement Warrants
The private placement warrants (including the shares of Class A common stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until thirty (30) days after the completion of an initial business combination, including the business combination, subject to certain exceptions and they will not be redeemable by Highland Transcend so long as they are held by our sponsor or its permitted transferees. Our sponsor, as well as its permitted transferees, has the option to exercise the private placement warrants on a cashless basis and will have certain registration rights related to such private placement warrants. Otherwise, the private placement warrants have terms and provisions that are identical to those of the public warrants. If the private placement warrants are held by holders other than our sponsor or its permitted transferees, the private placement warrants will be redeemable by Highland Transcend and exercisable by the holders on the same basis as the public warrants.
If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of Class A common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” will mean the average last reported sale price of the shares of Class A common stock for the ten (10) trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.
Dividends
Highland Transcend has not paid any cash dividends on the ordinary shares to date and does not intend to pay cash dividends prior to the completion of the business combination. The payment of cash dividends in the future will be dependent upon Highland Transcend’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the business combination. The payment of any cash dividends subsequent to the business combination will be within the discretion of Highland Transcend’s board of directors at such time.
Upon completion of the business combination, New Packable will be a holding company with no material assets other than its interest in Packable.
The amended operating agreement will provide that pro rata cash distributions be made to holders of post-merger Packable units (including New Packable) at certain assumed tax rates, which we refer to as “tax distributions.” See the section entitled “The Business Combination — Related Agreements — Amended Operating Agreement.” New Packable may receive tax distributions significantly in excess of its tax liabilities and obligations to make payments under the tax receivable agreement. New Packable will determine in its sole discretion the appropriate uses for any excess cash so accumulated, which may include, among other uses, dividends, the payment of obligations under the tax receivable agreement and the payment of other expenses. New Packable will have no obligation to distribute such excess cash (or other available cash other than any declared dividend) to the Class A stockholders. New Packable will be a holding company and its only material asset after completion of the business combination will be its interest in Packable, and it is accordingly dependent upon distributions made by its subsidiaries to pay taxes, make payments under the tax receivable agreement or pay dividends.
Any financing arrangements that we enter into in the future may include restrictive covenants that limit New Packable’s ability to pay dividends. In addition, Packable is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of Packable (with certain exceptions) exceed the fair value of its assets. Subsidiaries of Packable are generally subject to similar legal limitations on their ability to make distributions to Packable.
Transfer Agent and Warrant Agent
The transfer agent for ordinary shares and warrant agent for warrants is Continental Stock Transfer & Trust Company.

Certain Anti-Takeover Provisions of Delaware Law, the Proposed Charter and Proposed Bylaws
Upon the completion of the domestication, New Packable will be, as a corporation incorporated under the laws of the State of Delaware, subject to the provisions of Section 203 of the DGCL, which we refer to as “Section 203,” regulating corporate takeovers.
Section 203 prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:
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A stockholder who owns fifteen percent or more of New Packable’s outstanding voting stock (otherwise known as an “interested stockholder”);

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an affiliate of an interested stockholder; or

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an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than ten percent of New Packable’s assets.
However, the above provisions of Section 203 do not apply if:
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New Packable’s board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

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after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of New Packable’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

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on or subsequent to the date of the transaction, the business combination is approved by New Packable’s board of directors and authorized at a meeting of New Packable’s stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

The proposed organizational documents and the DGCL contain provisions that could have the effect of rendering more difficult, delaying, or preventing an acquisition deemed undesirable by New Packable’s board of directors. These provisions could also make it difficult for stockholders to take certain actions, including electing directors who are not nominated by the members of New Packable’s board of directors or taking other corporate actions, including effecting changes in our management. For instance, New Packable’s proposed charter will not provide for cumulative voting in the election of directors and will provide for a classified board of directors with three-year staggered terms, which could delay the ability of stockholders to change the membership of a majority of the New Packable board of directors. New Packable’s board of directors will be empowered to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director in certain circumstances; and New Packable’s advance notice provisions in the proposed bylaws will require that stockholders must comply with certain procedures in order to nominate candidates to New Packable’s board of directors or to propose matters to be acted upon at a stockholders’ meeting. Moreover, the proposed organizational documents will designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for substantially all disputes between New Packable and its stockholders, to the fullest extent permitted by law, which could limit New Packable’s stockholders’ ability to obtain a favorable judicial forum for disputes with New Packable or its directors, officers, stockholders, employees or agents. However, this provision would not apply to suits brought to enforce a duty or liability created by the Exchange Act, which provides for the exclusive jurisdiction of the federal courts with respect to all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, or the Securities Act. The proposed organizational documents provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.
New Packable’s authorized but unissued common stock and preferred stock will be available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of New Packable by means of a proxy contest, tender offer, merger or otherwise.

SECURITIES ACT RESTRICTIONS ON RESALE OF COMMON STOCK
Rule 144
Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted common stock or warrants of Highland Transcend for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted shares or warrants of Highland Transcend for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
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1% of the total number of ordinary shares of Highland Transcend then outstanding; or

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the average weekly reported trading volume of Class A ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
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the issuer of the securities that was formerly a shell company has ceased to be a shell company;

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the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

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the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

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at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, (i) our sponsor will be able to sell its founder shares (or shares of Class A common stock into which such founders shares will convert in connection with the domestication) and private placement warrants (or warrants of New Packable into which they will convert in connection with the domestication), as applicable and (ii) our subscription investors will be able to sell their subscription shares, in each case pursuant to Rule 144 without registration one year after we have completed our initial business combination.
We anticipate that following the consummation of the business combination, we will no longer be a shell company, and so, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.
Registration Rights
See the section entitled “The Business Combination — Related Agreements — Amended and Restated Registration Rights Agreement.”

APPRAISAL RIGHTS
Neither Highland Transcend shareholders nor Highland Transcend warrant holders have appraisal rights in connection with the domestication under Cayman Islands law or under the DGCL.

STOCKHOLDER NOMINATIONS AND PROPOSALS
The disclosure set forth below describes the procedures for stockholder nominations and proposals pursuant to the proposed organizational documents of New Packable. The following summary is qualified in its entirety by reference to the complete text of the proposed bylaws, a copy of which is attached as Annex C to this proxy statement/prospectus.
Annual Meeting of Stockholders Notice Requirements
Nominations of persons for election to the board of directors of New Packable or the proposal of other business to be transacted by stockholders may only be made at a meeting properly called for such purpose and only (i) by or at the direction of the board of directors or any committee thereof or (ii) by a stockholder who (A) was a stockholder of record of New Packable when the notice is delivered to the secretary and at the time of the meeting, (B) is entitled to vote for the election of directors or such business, as applicable, at the meeting and (C) complies with the notice and other provisions of the proposed bylaws. Persons nominated for election to the board of directors of New Packable by stockholders in accordance with the applicable sections of the proposed bylaws are referred to as “Stockholder Nominees.” A stockholder nominating persons for election to the board of directors is referred to as the “Nominating Stockholder.”
New Packable’s proposed bylaws provide that, for nominations or business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing to the secretary of New Packable and, in the case of proposed business, any such proposed business must constitute a proper matter for stockholder action. To be timely, the notice must be delivered personally or mailed to, and received at, the principal executive offices of New Packable, addressed to the secretary, by no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if (i) the annual meeting of stockholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of stockholders or (ii) no annual meeting was held during the prior year, the notice by the stockholder to be timely must be received (A) no earlier than one hundred and twenty (120) days before such annual meeting and (B) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or public disclosure. In no event will an adjournment, postponement or deferral of any annual meeting of stockholders, or announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
Special Meeting of Stockholders Notice Requirements
If the election of directors is included as business to be brought before a special meeting in New Packable’s notice of meeting, then nominations of persons for election to the board of directors at a special meeting of stockholders may be made by any stockholder who is a stockholder of record at the time of giving notice of such nomination and at the time of the special meeting (who will be entitled to vote at the meeting). For nominations to be properly brought by a stockholder before a special meeting of stockholders, the stockholder must have given timely notice thereof in writing to the secretary of New Packable. Such notice, to be timely, must be delivered to or mailed, and received at, the principal executive offices of New Packable, addressed to the secretary, by no earlier than one hundred and twenty (120) days before and no later than the later of ninety (90) days before such special meeting and the tenth day after the day on which the notice of such special meeting was made by mail or public disclosure.
Additional Stockholder Notice Requirements
Any stockholder’s notice to the secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (A) Stockholder Information (as defined below) with respect to each Nominating Stockholder and Stockholder Associated Person (as defined in the proposed bylaws) (B) a representation to New Packable that each Nominating Stockholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (C) all information regarding each Stockholder Nominee or Stockholder Associated Person, in each case, that would be required to be disclosed in a solicitation of proxies subject to

Section 14 of the Exchange Act; (D) the written consent of each Stockholder Nominee to being named in a proxy statement as a nominee and to serve if elected and a completed signed questionnaire, representation and agreement required by certain sections of the proposed bylaws; (E) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Stockholder, Stockholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Stockholder, Stockholder Associated Person or any person acting in concert therewith were the “registrant” for purposes of such rule and the Stockholder Nominee were a director or executive of such registrant; (F) Stockholder Information with respect to any stock or other interests of New Packable held by members of the Nominating Stockholder’s or its Stockholder Associated Person’s immediate family sharing the same household; (G) a representation to New Packable as to whether each Nominating Stockholder intends (x) to deliver a proxy statement and form of proxy to holders of at least the percentage of New Packable’s outstanding capital stock required to approve the nomination or (y) otherwise to solicit proxies from stockholders in support of such nomination; (H) all other information that would be required to be filed with the SEC if the Nominating Stockholders and Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and (I) a representation and covenant for the benefit of New Packable that the Nominating Stockholders shall provide any other information reasonably requested by New Packable; and (ii) as to any other business that the stockholder proposes to bring before the meeting, (A) Stockholder Information with respect to any stock or other interests of New Packable held by members of the stockholder’s proposing business (the “Proponent”) or Stockholder Associated Person’s immediate family sharing the same household; (B) a representation to New Packable that each Proponent is a holder of record of stock of New Packable entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such stockholder business; (C) a brief description of the business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the bylaws, the language of the proposed amendment) and the reasons for conducting such business at the meeting; (D) any material interest of each Proponent and any Stockholder Associated Person in such business; (C) a representation to New Packable as to whether the Proponent intends (x) to deliver a proxy statement and form of proxy to holders of at least the percentage of New Packable’s outstanding capital stock required to approve or adopt such business or (y) otherwise to solicit proxies from the stockholders in support of such business; (E) all other information that would be required to be filed with the SEC if the Proponent or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and (F) a representation and covenant for the benefit of New Packable that the Proponents shall provide any other information reasonably requested by New Packable.
In addition, any stockholder’s notice to the secretary must include the following information: (i) the name and record address of each Proponent, as they appear on New Packable’s books; (ii) the name and address of any Stockholder Associated Person; (iii) as to each Proponent and any Stockholder Associated Person, (A) the class or series and number of shares of stock directly or indirectly held of record and beneficially by the Proponent or Stockholder Associated Person, (B) the date such shares of stock were acquired, (C) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such business between or among the Proponent, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of securities and/or borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of New Packable or with a value derived in whole or in part from the value or decrease in value of any class or series of stock of New Packable, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of New Packable or otherwise (a “Derivative”), (E) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of New Packable, (F) any rights to dividends on the stock of New Packable owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of New Packable, (G) any proportionate interest in stock of New Packable or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice (the information specified above in (i) to (iii) is referred to herein as “Stockholder Information”).
The Proponents shall also provide any other information reasonably requested by New Packable within ten (10) business days after such request. In addition, the Proponent shall further update and supplement the information provided to New Packable in the notice of business or upon New Packable’s request as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of five (5) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at, the principal executive offices of New Packable, addressed to the secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than two (2) business days before the date for the meeting (in the case of the update and supplement required to be made as of five (5) business days before the meeting or any adjournment or postponement thereof).
Director Nominee Eligibility Requirements
To be eligible to be a nominee for election or reelection as a director, a person must deliver (in accordance with the time periods prescribed for delivery of notice by the board of directors) to the secretary at the principal executive offices of New Packable, a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person will act or vote as a director on any issue or question (a “Voting Commitment”) that has not been disclosed to New Packable or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply with such person’s fiduciary duties as a director under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than New Packable with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of New Packable that are applicable to directors.
General
The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought or a nomination was not made, as the case may be, in accordance with the foregoing procedures prescribed by the proposed bylaws, and, if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted and the defective nomination shall be disregarded, as the case may be. If the stockholder (or a qualified representative of the stockholder) does not appear at the applicable stockholder meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by New Packable. To be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

SHAREHOLDER COMMUNICATIONS
Shareholders and interested parties may communicate with Highland Transcend’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Highland Transcend Partners I Corp., 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140. Following the business combination, such communications should be sent to the same address. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.
LEGAL MATTERS
Davis Polk & Wardwell LLP have passed upon the validity of the securities of New Packable offered by this proxy statement/prospectus and certain other legal matters related to this proxy statement/prospectus.
EXPERTS
The financial statements of Highland Transcend as of December 31, 2020 and for the period from October 12, 2020 (inception) through December 31, 2020, have been audited by WithumSmith+Brown, PC an independent registered public accounting firm, as stated in their report thereon, and have been included in this proxy statement/prospectus in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Packable Holdings LLC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report herein, which expresses an unqualified opinion on the financial statements and contains an explanatory paragraph relating to substantial doubt about the ability of Packable to continue as a going concern, as described in Note 1 to the financial statements. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
ENFORCEABILITY OF CIVIL LIABILITY
Highland Transcend is a Cayman Islands exempted company. If Highland Transcend does not change its jurisdiction of incorporation from the Cayman Islands to Delaware by effecting the domestication, you may have difficulty serving legal process within the United States upon Highland Transcend. You may also have difficulty enforcing, both in and outside the United States, judgments you may obtain in U.S. courts against Highland Transcend in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws. Furthermore, there is doubt that the courts of the Cayman Islands would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws. However, Highland Transcend may be served with process in the United States with respect to actions against Highland Transcend arising out of or in connection with violation of U.S. federal securities laws relating to offers and sales of Highland Transcend’s securities by serving Highland Transcend’s U.S. agent irrevocably appointed for that purpose.

HOUSEHOLDING INFORMATION
Unless Highland Transcend has received contrary instructions, Highland Transcend may send a single copy of this proxy statement/prospectus to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of Highland Transcend’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. We will promptly provide separate copies upon written or oral request. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Highland Transcend’s disclosure documents, the shareholders should follow these instructions:
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If the shares are registered in the name of the shareholder, the shareholder should contact Highland Transcend at its offices at 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140 to inform Highland Transcend of his or her request; or

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If a bank, broker or other nominee holds the share, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Highland Transcend has supplied all information contained in this document relating to Highland Transcend, as well as all pro forma financial information. Packable has supplied all information contained in this document relating to Packable. Information provided by Highland Transcend or Packable does not constitute any representation, estimate or projection of any other party.
Highland Transcend files reports, proxy statement and other information with the SEC. You can read Highland Transcend’s SEC filings, including this proxy statement/prospectus, over the Internet at the SEC’s website at http://www.sec.gov. In addition, you can request such documents by writing to Highland Transcend at the following address:
Highland Transcend Partners I Corp.
777 Arthur Godfrey Road, Unit 202
Miami Beach, FL 33140
If you would like additional copies of this proxy statement/prospectus or if you have questions about the business combination or the Transaction Proposals to be presented at the general meeting, you should contact Highland Transcend’s proxy solicitation agent at the following address and telephone number:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 207-3159
If you are a Highland Transcend shareholder and would like to request documents, please do so by March 22, 2022, in order to receive them before the general meeting. If you request any documents from Highland Transcend, Highland Transcend will mail them to you by first class mail, or another equally prompt means.
This document is a proxy statement/prospectus of Highland Transcend for the general meeting. Highland Transcend has not authorized anyone to give any information or make any representation about the business combination, Highland Transcend or Packable that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors of Packable Holdings, LLC
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Packable Holdings, LLC and subsidiaries (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations and comprehensive loss, changes in mezzanine equity and members’ deficit, and cash flows, for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company continues to fund growth and operations primarily through financing activities using a balance of equity financing and bank debt, including their revolving line of credit. The Company has determined additional financing will be required to fund its operations for the next twelve months, and management has stated that substantial doubt exists about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Jericho, New York
October 22, 2021
We have served as the Company’s auditor since 2021.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except unit amounts)
	As of December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$80,245	$10,316
Accounts receivable, net of allowance for doubtful accounts	1,386	—
Due from related parties	2,155	462
Merchandise inventory, net of reserve	94,702	43,333
Prepaid expenses and other current assets	4,723	431
Total current assets	183,211	54,542
Property and equipment, net	21,345	8,943
Goodwill	1,386	—
Investments at cost	3,892	1,339
Operating lease right-of-use assets	47,703	17,857
Other assets	4,037	1,645
Total assets	$261,574	$84,326
Liabilities, mezzanine equity, and members’ deficit
Current liabilities:
Trade accounts payable	$29,913	$15,517
Due to related parties	24,220	9,513
Accrued expenses and other current liabilities	12,639	8,608
Current portion of long-term debt and finance lease obligations	6,564	15,722
Current portion of operating lease liabilities	4,271	1,947
Total current liabilities	77,607	51,307
Revolving line of credit	58,467	40,750
Long-term debt, net, and finance lease obligations, net of current portion	1,792	1,940
Warrant liability	8,983	—
Operating lease liabilities, non-current	45,205	17,173
Other liabilities	199	128
Total liabilities	192,253	111,298
Commitments and contingencies (Note 13)
Redeemable Preferred Units: 4,979,030 units authorized; 4,327,961 and 0 units issued and outstanding at December 31, 2020 and 2019	251,275	—
Redeemable noncontrolling interests	636	—
Total mezzanine equity	251,911	—
Preferred Units: 4,465,130 units authorized; 3,715,130 and 3,325,000 units issued and outstanding at December 31, 2020 and 2019	85,983	62,477
Common Units: 22,000,000 units authorized; 8,911,564 and 10,000,010 units issued and outstanding at December 31, 2020 and 2019	—	—
Additional paid-in capital	65	1,655
Accumulated members’ deficit	(268,638)	(91,104)
Total members’ deficit	(182,590)	(26,972)
Total liabilities, mezzanine equity, and members’ deficit	$261,574	$84,326
The accompanying notes are an integral part of these consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except unit amounts and per unit data)
	Year Ended December 31,
	2020	2019	2018
Revenue	$373,260	$246,341	$202,169
Cost of goods sold	196,559	134,157	113,153
Gross profit	176,701	112,184	89,016
Operating expenses:
Selling and distribution expenses	188,030	117,353	88,164
Warehousing and general and administrative expenses	49,480	29,601	23,746
Total operating expenses	237,510	146,954	111,910
Operating loss	(60,809)	(34,770)	(22,894)
Other expense:
Interest expense, net	(16,195)	(4,527)	(3,810)
Loss on extinguishment of debt	(2,735)	—	—
Loss on change in fair value of debt and warrant liability	(33,778)	—	—
Other expense, net	(366)	(15)	(61)
Total other expense, net	(53,074)	(4,542)	(3,871)
Net loss and comprehensive loss	(113,883)	(39,312)	(26,765)
Net loss attributable to noncontrolling interest	24	—	—
Net loss attributable to Packable Holdings, LLC	$(113,859)	$(39,312)	$(26,765)
Net loss per unit – basic and diluted	$(11.50)	$(3.93)	$(2.68)
Weighted average common units outstanding – basic and diluted	9,901,624	10,000,010	10,000,010
The accompanying notes are an integral part of these consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN MEZZANINE EQUITY AND MEMBERS’ DEFICIT
(In thousands, except unit amounts)
	Redeemable Preferred Units		Redeemable Noncontrolling Interests	Total Mezzanine Equity	Preferred Units		Common Units		Additional Paid-In Capital	Accumulated Members’ Deficit	Total Members’ Deficit
	Units	Amount			Units	Amount	Units	Amount
Balances at January 1, 2018	—	$—	$—	$—	—	$—	10,000,010	$—	$—	$(24,864)	$(24,864)
Issuance of Series A preferred units, net of issuance costs of $2,200	—	—	—	—	1,725,000	31,173	—	—	1,127	—	32,300
Share based compensation – incentive units vested	—	—	—	—	—	—	—	—	373	—	373
Other	—	—	—	—	—	—	—	—	—	(79)	(79)
Net loss and comprehensive loss	—	—	—	—	—	—	—	—	—	(26,765)	(26,765)
Balances at December 31, 2018	—	—	—	—	1,725,000	31,173	10,000,010	—	1,500	(51,708)	(19,035)
Issuance of Series A preferred units, net of issuance costs of $696	—	—	—	—	1,600,000	31,304	—	—	—	—	31,304
Share based compensation – incentive units vested	—	—	—	—	—	—	—	—	155	—	155
Other	—	—	—	—	—	—	—	—	—	(84)	(84)
Net loss and comprehensive loss	—	—	—	—	—	—	—	—	—	(39,312)	(39,312)
Balances at December 31, 2019	—	—	—	—	3,325,000	62,477	10,000,010	—	1,655	(91,104)	(26,972)
Issuance of Series B preferred units, net of issuance costs of $9,496	4,327,961	251,275	—	251,275	—	—	—	—	—	—	—
Redemption of common units	—	—	—	—	—	—	(1,088,446)	—	(1,961)	(63,621)	(65,582)
Redemption of Series A preferred units	—	—	—	—	(750,000)	(45,190)	—	—	—	—	(45,190)
Issuance of Series B-1 preferred units in settlement of convertible notes	—	—	—	—	1,140,130	68,696	—	—	—	—	68,696
Share based compensation – incentive units vested	—	—	—	—	—	—	—	—	371	—	371
Other	—	—	—	—	—	—	—	—	—	(54)	(54)
Amount attributable to noncontrolling interest from business combination	—	—	660	660	—	—	—	—	—	—	—
Net loss and comprehensive loss	—	—	(24)	(24)	—	—	—	—	—	(113,859)	(113,859)
Balances at December 31, 2020	4,327,961	$251,275	$636	$251,911	3,715,130	$85,983	8,911,564	$—	$65	$(268,638)	$(182,590)
The accompanying notes are an integral part of these consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Year Ended December 31,
	2020	2019	2018
Cash flows from operating activities
Consolidated net loss	$(113,883)	$(39,312)	$(26,765)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	1,995	1,568	1,296
Amortization of deferred financing costs	2,318	(1,034)	(267)
Amortization of right-of-use assets	2,681	1,935	4,024
Allowance for doubtful accounts	758	25	—
Loss on extinguishment of debt	2,735	—	—
Payment in-kind interest on convertible debt	706	—	—
Increase (decrease) in inventory reserve	3,492	(3,381)	125
Share based compensation	371	155	373
Impairment on investments at cost	121	—	—
Loss on change in fair value of debt and warrant liability	33,778	—	—
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(3,837)	822	(1,060)
Merchandise inventory	(54,659)	(18,638)	(12,861)
Prepaid expenses and other current assets	(4,292)	263	(623)
Other assets	(1,552)	(404)	371
Increase (decrease) in liabilities:
Trade accounts payable	29,104	13,219	5,693
Accrued expenses and other current liabilities	4,031	4,218	1,520
Operating lease liability	(2,171)	(1,472)	(3,225)
Deferred rent	—	—	(515)
Other liabilities	71	(249)	89
Net cash flows used in operating activities	(98,233)	(42,285)	(31,825)
Cash flows from investing activities
Purchase of property and equipment	(12,755)	(1,015)	(1,381)
Acquisition of business	(1,540)	—	—
Investments at cost	(2,673)	(504)	(835)
Net cash flows used in investing activities	(16,968)	(1,519)	(2,216)
Cash flows from financing activities
Repayments of finance lease obligations and long-term debt	(17,610)	(2,060)	(1,919)
Other	(54)	(84)	(79)
Proceeds from long-term debt	4,573	13,500	1,264
Proceeds from convertible notes	40,000	—	—
Proceeds from revolving loan payable, related parties	7,000	43,750	16,372
Repayments of revolving loan payable, related parties	(7,000)	(38,019)	(12,268)
Borrowings revolving line of credit	188,556	—	—
Repayments revolving line of credit	(170,838)	—	—
The accompanying notes are an integral part of these consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(In thousands)
	Year Ended December 31,
	2020	2019	2018
Proceeds from sale of Series A preferred units, net of issuance costs	—	31,304	32,300
Proceeds from sale of Series B preferred units, net of issuance costs	251,275	—	—
Redemption of Series A preferred units	(45,190)	—	—
Redemption of common units	(65,582)	—	—
Net cash flows provided by financing activities	185,130	48,391	35,670
Net change in cash and cash equivalents	69,929	4,587	1,629
Cash and cash equivalents, beginning	10,316	5,729	4,100
Cash and cash equivalents, ending	$80,245	$10,316	$5,729
Supplementary cash flows information
Cash paid during the year for interest	$13,339	$4,105	$3,859
Non-cash investing and financing activities:
Acquisition of property and equipment via finance lease	$1,583	$395	$—
Purchase of property and equipment included in trade accounts payable	$801	$14	$—
Issuance of Series B-1 preferred units in settlement of convertible notes	$68,696	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.
Nature of the Business and Basis of Presentation

Pharmapacks, LLC, the predecessor company, is a New York Limited Liability Company. On July 15, 2014, through a corporate reorganization, Entourage Commerce, LLC was created and Pharmapacks, LLC, became a wholly owned subsidiary of Entourage Commerce, LLC. On August 18, 2014, the former members of Pharmapacks, LLC, which held 100% of the membership interest in Entourage Commerce, LLC, entered into an agreement with the new members (the “Contribution Agreement”), whereby the new members provided capital in exchange for a 50% interest in Entourage Commerce, LLC. On September 3, 2021, Entourage Commerce, LLC changed its name to Packable Holdings, LLC. As a Delaware Limited Liability Company, Packable Holdings, LLC procures, markets, and distributes consumer products throughout the United States and Canada through predominantly internet-based sales.
Basis of Presentation and Principles of Consolidation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the rules and regulations of the Securities and Exchange Commission (“SEC”). The consolidated financial statements include the accounts of Packable Holdings, LLC, and its wholly owned subsidiaries, Pharmapacks, LLC, Greenpharm Ventures LLC, and Pharmapacks Brand Holdings, LLC, and majority owned subsidiaries (collectively, the “Company”). The value of the noncontrolling interest is considered redeemable due to certain features as described in Note 2 and Note 3, and has, therefore, been presented as mezzanine equity, which is outside of permanent equity, in the consolidated balance sheets. All intercompany transactions and balances have been eliminated in consolidation. There is no difference between net loss and comprehensive loss in these consolidated financial statements.
Liquidity and Going Concern
Since inception, and in line with its growth strategy, the Company has sustained recurring losses and negative cash flows from operations. For the years ended December 31, 2020, 2019, and 2018, the Company had a net loss of $113.9 million, $39.3 million, and $26.8 million, respectively, and cash used in operating activities of $98.2 million, $42.3 million, and $31.8 million, respectively. To date, the Company has not generated sufficient liquidity to fund its operations and has relied on funding through a combination of equity financing, bank debt and, previously, a revolving line of credit from one of its members. The Company has determined additional financing will be required to fund its operations for the next twelve months and the ability of the Company to continue as a going concern is dependent upon obtaining additional capital and financing.
As discussed in Note 16, effective September 8, 2021, the Company signed agreements related to the deferred completion of the Merger Agreement with a Special Purpose Acquisition Company (“SPAC”) that included private placements of an aggregate amount of $180.0 million which consisted of the sale on September 9, 2021 of $110.0 million in convertible notes (which have been funded in full), and the future sale of $70.0 million of Private Investment in Public Entity (“PIPE”) funding which will be settled upon closing, which is expected in the first quarter of 2022 and remains subject to customary closing conditions.
The Company plans on raising funds as set out above including through the above mentioned planned going public transaction and related PIPE financing. There is currently no public market for our common units. While the Company believes in the viability of its ability to raise additional funds, there can be no assurances to that effect. These matters raise substantial doubt about the Company’s ability to continue as a going concern for a period of twelve months from the issue date of this report. The consolidated financial statements have been prepared assuming the Company will continue as a going concern and do not include adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Impact of COVID-19
On March 11, 2020, the World Health Organization declared the Coronavirus Disease 2019 (or “COVID-19”) a global pandemic. The pandemic has been a highly disruptive economic and societal event that has affected the Company and has had a significant impact on consumer shopping behavior. Due to the economic uncertainty that this has and can continue to cause, there is an added risk factor in the overall future outlook of the Company. In response to the economic uncertainty caused by the pandemic, the Company has adapted aspects of its logistics, transportation, supply chain, and purchasing processes accordingly. The Company has seen customers shift more of their total shopping spending to online channels since the COVID-19 outbreak, which has led to increased sales and order activity for the business although supply chain challenges have adversely affected the Company’s ability to maintain adequate inventory levels on key portions of its product catalogue.
As this crisis has unfolded, the Company has continued to monitor conditions and adapt its operations to meet federal, state, and local standards. The Company has done so to continue meeting the needs of its customers and to ensure the safety and well-being of its team members. The Company cannot predict the duration or severity of the COVID-19 pandemic or its ultimate impact on the broader economy or the Company’s operations and liquidity.
2.
Summary of Significant Accounting Policies

Cash and Cash Equivalents
The Company considers all highly liquid financial instruments with an original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of funds in accounts maintained at financial institutions as well as funds for settled credit card transactions that are awaiting transfer into a Company account. Cash equivalents are stated net of any transaction fees that are withheld during transfer and typically transfer within 1 to 14 days into a Company account. As of December 31, 2020 and 2019, the Company had cash in-transit related to the settlement of credit card transactions of $30.8 million and $4.0 million, respectively.
Concentration of Credit Risk and Major Sales Channels
Financial investments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company places its cash equivalents with high credit quality U.S. financial institutions. At various times throughout the period, the Company’s cash deposits with any one financial institution may exceed the amount insured by the Federal Deposit Insurance Corporation (the “FDIC”). Generally, these deposits may be redeemed upon demand and, therefore, bear minimal risk. The Company has not experienced any losses of such amounts and management believes it is not exposed to any significant credit risk on its cash and cash equivalents.
Approximately 80% and 16%, respectively, of the Company’s revenues for the year ended December 31, 2020 were attributable to two marketplace sales channels.
Approximately 75% and 16%, respectively, of the Company’s revenues for the year ended December 31, 2019 were attributable to two marketplace sales channels.
Approximately 72% and 16%, respectively, of the Company’s revenues for the year ended December 31, 2018 were attributable to two marketplace sales channels.
Approximately 10% of direct purchases of inventory materials were made from one vendor for the year ended December 31, 2020. The vendor accounted for approximately 3% of the Company’s accounts payable as of December 31, 2020.
Approximately 21% and 12%, respectively, of direct purchases of inventory materials were made from two vendors for the year ended December 31, 2019. The two vendors accounted for approximately 10% and 10%, respectively, of the Company’s accounts payable as of December 31, 2019.
Approximately 23%, 14%, 11%, and 10%, respectively, of direct purchases of inventory materials were made from four vendors for the year ended December 31, 2018.

Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates are based on several factors including the facts and circumstances available at the time the estimates are made, historical experience, risk of loss, general economic conditions and trends and the assessment of the probable future outcome. Subjective and significant estimates include, but are not limited to, determinations of the useful lives and expected future cash flows of long-lived assets, including intangibles, estimates of allowances for uncollectible accounts, the reserve for slow-moving or obsolete inventory, determination of impairment, fair value estimates associated with business acquisitions, valuation of warrants, and the estimated fair value of the Company’s equity units and equity-based awards utilized for unit-based compensation. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of changes, if any, are reflected in the consolidated statements of operations in the period that they are determined.
In light of the currently unknown extent and duration of the COVID-19 pandemic, we face a greater degree of uncertainty than normal in making the judgments and estimates needed to apply to certain of our significant accounting policies. We assessed certain accounting matters that generally require consideration of forecasted financial information in context with the information reasonably available to us and the unknown future impacts COVID-19 as of December 31, 2020 and through the date of this report. These estimates may change as new events occur and additional information is obtained. Actual results could differ materially from these estimates under different assumptions or conditions.
Segment Information
The Company determined its operating segment after considering the Company’s organizational structure and the information regularly reviewed and evaluated by the Company’s chief operating decision maker (“CODM”) in deciding how to allocate resources and assess performance. The Company has determined that its CODM is its Chief Executive Officer. The CODM reviews the financial information on a consolidated basis for purposes of evaluating financial performance and allocating resources. On the basis of these factors, the Company determined that it operates and manages its business as one operating segment, that procures, markets, and distributes consumer products; and accordingly has one reportable segment for financial reporting purposes. Substantially all the Company’s long-lived assets are held in the United States.
Accounts Receivable, Net of Allowance for Doubtful Accounts
Accounts receivable are uncollateralized, noninterest bearing customer obligations due under normal trade terms and generally requiring payment within 30 days of the invoice date. Accounts receivable are stated at the amount billed to the customer, net of estimated allowance for uncollectible amounts. Payments of accounts receivable are allocated to the specific invoices identified on the customer’s remittance advice, or, if unspecified, are applied to the earliest unpaid invoice. Accounts receivable, net of allowance for doubtful accounts, was $1.4 million and $0 as of December 31, 2020 and 2019, respectively.
The Company estimates losses on accounts receivables based on expected losses, including historical experience of actual losses. The allowance for doubtful accounts activity for the years ended December 31, 2020 and 2019, respectively, are as follows:
	December 31,
	2020	2019
	(In thousands)
Beginning allowance balance	$25	$—
Amount recorded to expense to increase (decrease) allowance	930	377
Amount written off against customer accounts to decrease allowance	(172)	(352)
Ending allowance balance	$783	$25

There was no activity in allowance for doubtful accounts for the year ended December 31, 2018.
Merchandise Inventory, Net of Reserve
Merchandise inventory, largely consisting of finished goods and supplies, is stated at the lower of cost or net realizable value using the first-in, first-out (“FIFO”) method. Inventory and the corresponding liability are recorded when title passes to the Company. The Company continually evaluates the composition of its inventory and identifies expired and/or slow-moving inventories. Inventory items identified as obsolete and/or slow-moving are evaluated to determine if write-downs or reserves are required.
Property and Equipment, Net
Property and equipment are stated at cost less accumulated depreciation and amortization. Expenditures for repairs and maintenance are expensed as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets as follows:
Estimated Useful Life
Warehouse equipment	5 – 10 years
Software	5 years
Furniture and fixtures	3 – 5 years
Leasehold improvements	Shorter of remaining life of lease or useful life
Leases
Effective January 1, 2020, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standard Update (“ASU”) No. 2016-02, Leases (Topic 842) as subsequently amended. This is a comprehensive new standard that amends various aspects of existing accounting guidance for leases, including the recognition of a right-of-use asset and a lease liability on the balance sheet and disclosing key information about leasing arrangements.
The Company’s lease portfolio includes certain real estate and equipment. The determination of whether an arrangement is, or contains, a lease is performed at the inception of the arrangement. Operating leases are recorded on the balance sheet with operating lease assets representing the right to use the underlying asset (right-of-use asset “ROU”) for the lease term and lease liabilities representing the obligation to make lease payments arising from the lease. The Company excludes variable lease payments in measuring ROU assets and lease liabilities, other than those that depend on an index, a rate or are in-substance fixed payments. Lease and non-lease components are generally accounted for separately. When available, consideration is allocated to the separate lease and non-lease components in a lease contract on a relative standalone price basis using observable standalone prices.
ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. In addition, ROU assets include initial direct costs incurred by the lessee as well as any lease payments made at or before the commencement date and exclude lease incentives. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is determined by using the rate of interest that the Company would pay to borrow on a collateralized basis an amount equal to the lease payments for a similar term and in a similar economic environment. Lease terms include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Leases with a term of one year or less are excluded from ROU assets and liabilities.
Business Combination
A business acquired is reflected in the results of the Company effective from its date of acquisition through the end of the reporting period. The Company applies the provisions of Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, in the accounting for its acquisition. This standard requires the Company to recognize separately from goodwill the identifiable assets acquired, and the liabilities assumed at the acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While the Company uses its best estimates and assumptions to accurately value assets acquired and liabilities assumed at the acquisition date, the estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, the Company records adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded to the Company’s consolidated statement of operations.
The determination of estimated fair values of acquired assets and liabilities, requires the use of significant judgment. The use of different estimates and assumptions to those used by the Company could result in a materially different valuation of acquired intangible assets, which could have a material effect on the Company’s consolidated results of operations.
Goodwill and Other Indefinite-Lived Intangible Assets
Goodwill represents the excess of the purchase price paid over the fair value of the net assets acquired in business acquisitions.
The Company’s business acquisitions typically result in the recording of goodwill and other intangible assets, which affect the amount of amortization expense and possibly impairment write-downs that the Company may incur in future periods. The Company annually reviews goodwill and intangible assets that have indefinite lives for impairment in its fiscal fourth quarter or more frequently when events or changes in circumstances indicate the carrying values of these assets might exceed their current fair values. The Company may elect to utilize a qualitative assessment to evaluate whether it is more likely than not that the fair value of a reporting unit or indefinite-lived intangible asset is less than its carrying value, and if so, the Company performs a quantitative test. An impairment loss is recognized when the estimated fair value is determined to be less than the carrying value; the estimated fair value is determined using the discounted cash flow method. There were no impairment losses for the years ended December 31, 2020, 2019, and 2018.
Intangible Assets
The Company’s identifiable intangible assets consist primarily of trademarks, tradenames, customer lists, and patents. These intangible assets arise primarily from the determination of their respective fair market values at the date of acquisition. Amounts assigned to identifiable intangible assets, and their related useful lives, are derived from established valuation techniques and management estimates.
Definite-lived intangible assets are amortized primarily on a straight-line basis, which the Company believes approximates the pattern in which the assets are utilized, over their estimated useful lives.
Impairment of Long-Lived Assets
The Company assesses the impairment of long-lived assets and intangible assets with determinable useful lives whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or any other significant adverse change that would indicate that the carrying amount of an asset may not be recoverable. When such events occur, management determines whether there has been impairment by comparing the anticipated undiscounted net future cash flows to the related asset’s carrying value. If impairment exists, the asset is written down to its estimated fair value. There were no impairment losses for the years ended December 31, 2020, 2019, and 2018.
Debt Issuance Costs
The Company borrows from various lenders to finance its growth and operations. Costs incurred in connection with financings, such as origination fees, original issue discount, investment banking fees and legal fees, are classified as debt issuance costs and are presented as a deduction from the related borrowing. Debt issuance costs are amortized over the expected life of the related financing agreements as a component of interest expense. Debt issuance costs are expensed immediately upon early extinguishment of the debt. In a debt modification, the initial issuance costs and any additional fees incurred as a result of the modification are deferred over the term of the modified agreement.
Warrants Issued in Connection with Indebtedness
Warrants issued in connection with the issuance of indebtedness that are accounted for as liabilities are initially recorded at an amount determined from an allocation of net proceeds between the indebtedness and the warrants. Proceeds are first allocated to the warrants in an amount equal to the fair value of the warrants and treated as a debt discount. The residual proceeds remaining after allocation to the warrant will be allocated to the debt. The debt discount is accreted over the term of the indebtedness as an adjustment to interest expense. The warrants are subject to remeasurement at balance sheet date and any change in fair value is recognized as a component of change in fair value of warrant liability in the consolidated statement of operations.
Convertible Notes — Fair Value Option
As permitted under ASC Topic 825, Financial Instruments, the Company has elected the fair value option to account for its convertible notes. In accordance with ASC Topic 825, the Company records these convertible notes at fair value with changes in fair value recorded as a component of other expense, net in the consolidated statement of operations. As a result of applying the fair value option, direct costs and fees related to the convertible notes were expensed as incurred and were not deferred. The Company concluded that it was appropriate to apply the fair value option as they are liabilities that are not, in whole or in part, classified as a component of members’ deficit. In addition, the convertible notes meet other applicable criteria for electing fair value option under ASC Topic 825.
Fair Value Measurements
ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Fair value is to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. In determining fair value, the Company used various valuation approaches. A fair value hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company.
Unobservable inputs reflect the Company’s assumption about the inputs that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels, based on the inputs, as follows:
•
Level 1 — Valuations based on quoted prices for identical instruments in active markets. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

•
Level 2 — Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for either similar instruments in active markets, identical or similar instruments in markets that are not active, or model-derived valuations whose inputs or significant value drivers are observable or can be corroborated by observable market data.

•
Level 3 — Valuations based on inputs that are unobservable. These valuations require significant judgment.

The availability of valuation techniques and observable inputs can vary and is affected by a wide variety of factors, including the type of asset or liability, whether the asset or liability is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuations, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the assets or liabilities existed.
As of December 31, 2020, the Company’s assets and liabilities measured at fair value on a recurring basis were categorized as follows within the fair value hierarchy:
	Level 1	Level 2	Level 3	Total
	(In thousands)
Assets
Cash and cash equivalents	$80,245	$—	$—	$80,245
Total assets	$80,245	$—	$—	$80,245
Liabilities
Warrant liability	$—	$—	$8,983	$8,983
Total liabilities	$—	$—	$8,983	$8,983
As of December 31, 2019, the Company’s assets measured at fair value on a recurring basis were categorized as follows within the fair value hierarchy:
	Level 1	Level 2	Level 3	Total
	(In thousands)
Assets
Cash and cash equivalents	$10,316	$—	$—	$10,316
Total assets	$10,316	$—	$—	$10,316
There were no liabilities measured at fair value on a recurring basis as of December 31, 2019.
The Company estimated the fair value of the warrant liability classified as Level 3 liabilities using the Black-Scholes option pricing model utilizing certain weighted average assumptions such as expected stock price volatility, expected term of the warrants, and risk-free interest rates. The Company performed a sensitivity analysis to evaluate the effect that changes on certain key assumptions would have on the estimated fair value of the warrant liability and noted a change in the risk-free rate or volatility of 100 and 500 basis points did not result in a material change in the estimated fair value.
The following table summarizes the activity for the Company’s Level 3 liabilities measured at fair value on a recurring basis:
Amount
(In thousands)
Balance as of December 31, 2019	$—
Issuance	3,195
Changes in fair value	5,788
Balance as of December 31, 2020	$8,983
During the years ended December 31, 2020 and 2019, there were no transfers between Level 1 and Level 2, nor into and out of Level 3.
Redeemable Series B Preferred Units
The Company accounts for its Series B Preferred Units subject to possible redemption in accordance with the guidance in ASC Topic 480, Distinguishing Liabilities from Equity. Series B Preferred Units subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable preferred units (including preferred units that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company's control) are classified as mezzanine equity at their initial carrying value, unless the units are currently redeemable or probable of becoming redeemable, at which time the value would be adjusted to redemption value. At all other times, preferred units are classified as members' deficit. The Company's Series B Preferred Units feature certain redemption rights that are considered to be outside of the Company's control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2020, there were 4,327,961 units of Series B Preferred Units subject to possible redemption presented as mezzanine equity, outside of the members' deficit section of the Company's consolidated balance sheet at their initial carrying value. This is because it is not probable that the Series B Preferred Units will become redeemable, as it is not probable the holders will have exercisable demand rights that could lead to a redemption at a time when they could exercise such rights.
Equity-Based Unit Compensation
The Company records compensation costs related to unit awards in accordance with ASC Topic 718, Compensation — Stock Compensation, whereby the Company measures compensation cost at the grant date based on the estimated fair value of the award. Compensation cost is recognized on a straight-line basis over the requisite service period of the award, which is generally the vesting period. Forfeitures are accounted for when they occur. The fair value of the incentive units is measured on the grant date using the Black-Scholes model, which utilizes the following estimates as inputs:
•
Expected volatility - Determined based on an average of the historical volatility of a peer group of similar public companies.

•
Expected term - As the Company’s employee incentive units have “plain vanilla” characteristics, the expected term is determined using the simplified method, which represents the average of the contractual term of the unit and the weighted average vesting period of the unit; the contractual life of the unit is used for the expected life of non-employee incentive units.

•
Risk-free interest rate - Based upon the U.S. Treasury yield curve in effect at the time of grant.

•
Expected dividend yield - Based on our history and current expectation of not paying dividends in the foreseeable future.

•
Common Stock Valuation - See below.

Common Stock Valuations
In the absence of a public trading market, the fair value of the Company’s common stock has been determined by the board of directors, with input from management, taking into account the Company’s most recent valuations from an independent third-party valuation specialist. All incentive units granted have an exercise price per share not less than the per share fair value of the Company’s common stock on the date of grant. The assumptions used in the valuation models were based on future expectations combined with management judgment, and considered numerous objective and subjective factors to determine the fair value of common stock as of the date of each unit grant, including the following factors:
•
Relevant precedent transactions involving the Company’s capital stock;

•
Contemporaneous valuations performed at periodic intervals by unrelated third-party specialists;

•
The liquidation preferences, rights, preferences, and privileges of redeemable convertible preferred stock relative to common stock;

•
The Company’s actual operating and financial performance;

•
Current business conditions and projections;

•
The Company’s stage of development;

•
The likelihood and timing of achieving a liquidity event for the shares of common stock underlying the incentive units, such as an initial public offering, given prevailing market conditions;

•
Any adjustment necessary to recognize a lack of marketability of the common stock underlying the granted units;

•
Recent secondary stock sales and tender offers;

•
The market performance of comparable publicly-traded companies; and

•
The U.S. and global capital market conditions.

Noncontrolling Interests
Noncontrolling interests on the consolidated statements of operations constitutes the loss allocated to redeemable noncontrolling interest holders of the Company’s subsidiaries. These interests are classified as mezzanine equity and measured at the estimated redemption value at the end of each reporting period. The resulting increases or decreases in the estimated redemption amount are affected by corresponding charges against members’ deficit.
Revenue Recognition
On January 1, 2018, the Company adopted FASB ASU 2014-09, Revenue from Contracts with Customers (“ASC Topic 606”), using the modified retrospective method, with no significant impact to its financial position or results of operations. The Company had no adjustment to opening retained earnings as of January 1, 2018 as a result of adopting ASC Topic 606.
The Company recognizes revenues, net of sales returns and allowances and sales tax, when the performance obligation is satisfied, which is the point at which control of the promised goods or services are transferred to its customers, in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. The Company elected to use the portfolio approach practical expedient which is permitted within the standard. Consistent with ASC 606-10-55-37B, the Company as principal recognizes revenue as the gross amount paid by the customer for the specified good or service.
Disaggregation of Revenue
The Company disaggregates revenue into categories that depict the nature, amount, and timing of revenue and cash flows based on differing economic risk profiles for each category. In concluding such disaggregation, the Company evaluated the nature of the products and services, consumer markets, sales terms, and sales channels which have similar characteristics such that the level of disaggregation provides an understanding of the Company’s business activities and historical performance. The level of disaggregation is evaluated annually and as appropriate for changes to the Company or its business, either from internal growth, acquisitions, divestitures, or otherwise.
The following table presents this disaggregation of revenue:
	December 31,
	2020	2019	2018
		(In thousands)
Health and beauty	$125,804	$89,617	$64,120
OTC medicine and medical	81,405	53,868	47,419
Hair care	49,376	43,071	37,682
Household	42,358	20,289	14,224
Nutrition	38,598	15,734	15,918
Other	35,719	23,762	22,806
Revenue	$373,260	$246,341	$202,169
Substantially all of the Company’s product sales and service revenue is generated in the United States. International revenue is immaterial.

Product Sales
The Company generates revenue, including sales of products and related shipping fees, from the sale of health and beauty, hair care, nutrition, over-the-counter (“OTC”) medicine and medical, household and other categories of products, predominately through internet-based sales. The Company sells its products, generally from inventories held by the Company that are purchased prior to receipt of the applicable customer order. The Company meets the control principal under ASC 606-10-25-25 because the Company has the ability to direct the use of, and obtain substantially all of the remaining benefits from, the purchased inventory. Customer orders are received through a variety of third-party marketplace partners, as well as through proprietary direct to consumer websites. The customer’s contract is directly with the Company and there is no contract between the customer and the manufacturer of the goods. When products are shipped to a customer, the Company's performance obligation is met, and revenue is recognized when control passes to the customer. Shipping terms are normally free on board (“FOB”) shipping point and control passes when the products are shipped to the customer. The Company recorded $379.6 million, $250.0 million, and $207.3 million in gross product sales for the years ended December 31, 2020, 2019, and 2018, respectively.
The Company generally accepts returns within 30 days of receipt of an item. If it is the customer’s preference to initiate a return, the customer will be charged a return shipping fee, as well as a restocking fee. The Company recorded returns of $6.4 million, $3.7 million, and $4.4 million for the years ended December 31, 2020, 2019, and 2018, respectively. The Company offers discounts to their customers, and discounts of $1.8 million, $1.8 million, and $1.3 million were taken during the years ended December 31, 2020, 2019, and 2018, respectively.
There are no material upfront costs incurred to obtain contracts with customers. Under the Company’s loyalty program, the Company must fulfill loyalty program rewards earned by customers. The loyalty program redemption activity has been and continues to be insignificant to the Company’s results of operations. The loyalty programs are considered payables to customers and are accounted for as a reduction of revenue. The Company has no unsatisfied performance obligations at the end of each reporting period.
Service Revenue
Service revenue represents fees for distinct value-added services that the Company provides to third parties, which may include sample and insert distribution, website hosting, and other services aimed at growing and improving brands and sales. Revenue is billed monthly and earned and recognized over-time as the agreed upon services are completed. The Company recorded $0.1 million, $48 thousand, and $41 thousand in service revenue for the years ended December 31, 2020, 2019, and 2018, respectively. There is no contractually committed service revenue that would give rise to an unsatisfied performance obligation at the end of each reporting period.
Contract Balances
After completion of the Company’s performance obligations, the Company has an unconditional right to consideration as outlined in its contracts with customers. Customer receivables are generally collected in less than 30 days in accordance with the underlying payment terms. Customer receivables, which included accounts receivable and amounts due from related parties, were $3.5 million and $0.5 million as of December 31, 2020 and 2019, respectively. There were no contract liabilities as of December 31, 2020 and 2019.
Shipping and Handling Costs
Shipping and handling costs consist mainly of delivery charges. The Company classifies freight billed to customers as sales revenue and the related freight costs as selling and distribution expenses. Services are fulfilled upon shipment. Revenues related to shipping and handling were $1.7 million, $1.8 million, and $0.6 million, and freight costs were $88.8 million, $55.4 million, and $44.0 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Cost of Goods Sold
Cost of goods sold is comprised of the costs of merchandise sold, as well as the related inbound freight costs and labor directly attributable to bringing certain goods to a saleable condition. In categorizing costs, the Company captures applicable depreciation, amortization, and costs to maintain and run revenue generating technology, equipment related costs and any personnel-related costs as cost of goods sold.
Income Taxes
The Company is a limited liability company that is treated as a partnership for federal and state income tax purposes. Accordingly, for federal and certain state income tax purposes, the Company’s income is included in the income tax returns of its members. In most jurisdictions, income tax liabilities and/or tax benefits are passed through to the individual members. The Company is subject to the New York City unincorporated business tax and the Texas Franchise Tax.
ASC Topic 740, Income Taxes, sets forth standards for financial presentation and disclosure of income tax liabilities and expense. Further, this standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The evaluation first will be required to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based upon the technical merits of the position. All related interest and penalties would be expensed as incurred. The Company has evaluated its tax position for the years ended December 31, 2020, 2019, and 2018 and does not believe it has any uncertain tax positions that would require either recognition or disclosure in the accompanying consolidated financial statements.
Advertising and Promotion Expense
The Company expenses all advertising and promotion when incurred. Advertising expenses were $23.3 million, $14.8 million, and $8.4 million for the years ended December 31, 2020, 2019, and 2018, respectively. This is included within selling and distribution expenses on the consolidated statements of operations.
Investments at Cost
Investments in companies in which the Company has less than a 20% interest are measured at cost with any impairment or observable price changes recorded through net income. Dividends received from such companies are included in other expense, net. Dividends received in excess of the Company’s proportionate share of accumulated earnings are applied as a reduction of the cost of the investment. There were no dividends received for the years ended December 31, 2020, 2019, or 2018.
The carrying amount of these investments was $3.9 million and $1.3 million as of December 31, 2020 and 2019, respectively. During the years ended December 31, 2020, 2019, and 2018, the Company acquired $2.7 million, $0.5 million, and $0.8 million, respectively, in additional investments. During the year ended December 31, 2020, the Company recorded a loss of $0.1 million related to the impairment of one of the investments, which is included within other expense, net on the Company’s consolidated statements of operations. There were no impairment losses for the years ended December 31, 2019 and 2018.
Emerging Growth Company Status
The Company is an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. The Company has elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that it (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. As a result, these consolidated financial statements may not be comparable to companies that comply with the new or revised accounting pronouncements as of public company effective dates.
Recently Adopted Accounting Pronouncements
On January 1, 2018, the Company adopted FASB ASU No. 2014-09, Revenue from Contracts with Customers (“ASC Topic 606”), using the modified retrospective method, with no significant impact to its financial position or results of operations.

On January 1, 2020, the Company adopted FASB ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (collectively, “ASU No. 2016-01”), which updates certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The adoption of ASU No. 2016-01 did not have a material impact on the Company’s consolidated financial statements.
Effective January 1, 2020, the Company adopted FASB ASU No. 2016-02, Leases (Topic 842) as subsequently amended (“ASU No. 2016-02”). The Company utilized the optional transition method set forth in ASU No. 2018-11 that allows entities to elect to initially apply the new lease accounting standard as of January 1, 2018 and recognize a cumulative-effect adjustment to the opening balance of members’ deficit at such date. In addition, the Company elected the transition package of practical expedients permitted within the standard, which allowed it to carry forward the historical lease classification for arrangements that commenced prior to the effective date. As a result of the adoption of ASU No. 2016-02 on January 1, 2018, the Company recorded both operating lease assets of $17.2 million and operating lease liabilities of $17.7 million with an immaterial opening impact to members’ deficit. The adoption of ASU No. 2016-02 had an immaterial impact on the Company’s consolidated statements of operations and consolidated statements of cash flows. The adoption of this standard also resulted in a change in the naming convention for leases classified historically as capital leases. These leases are now referred to as finance leases.
On January 1, 2020, the Company adopted FASB ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326) (“ASU No. 2016-13”). ASU No. 2016-13 was issued to bring consistency in the accounting treatment of different types of financial instruments, require consideration of a broader range of variables when forming loss estimates, and require immediate recognition of management’s estimates of current expected credit losses (“CECL”). This update is effective for public business entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. All entities may adopt the amendments in this update earlier as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The adoption of ASU No. 2016-13 did not have a material impact on the Company’s consolidated financial statements.
Recent Accounting Pronouncements Not Yet Adopted
In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740) (“ASU No. 2019-12”). ASU No. 2019-12 was issued to simplify the accounting for income taxes. The amendments in this update remove certain exceptions and add other requirements to govern the accounting for income taxes. This update is effective for public business entities for fiscal years beginning after December 15, 2020. For all other entities, this update is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Company does not believe that the adoption of ASU No. 2019-12 will have a material effect on its results of operations, financial position, cash flows, or related disclosures.
In January 2020, the FASB issued ASU No. 2020-01, Investments — Equity Securities (Topic 321), Investments — Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU No. 2020-01”). ASU No. 2020-01 was issued to make targeted improvements to address certain aspects of accounting for financial instruments. The amendments in this update clarify the interaction of the accounting for equity securities upon the application or discontinuation of the equity method of accounting as well as considerations for forward contracts and purchased options on certain securities. This update is effective for public business entities for fiscal years beginning after December 15, 2020, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years. The Company does not believe that the adoption of ASU No. 2020-01 will have a material effect on its results of operations, financial position, cash flows, or related disclosures.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) (“ASU No. 2020-04”). ASU No. 2020-04 was issued to ease the potential accounting burden expected when global capital markets move away from the London Interbank Offered Rate (LIBOR), the benchmark interest rate banks use to make short-term loans to each other. The amendments in this update provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this update are effective for all entities as of March 12, 2020 through December 31, 2022. The Company does not believe that the adoption of ASU No. 2020-01 will have a material effect on its results of operations, financial position, cash flows, or related disclosures.
In August 2020, the FASB issued ASU No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU No. 2020-06”). ASU No. 2020-06 was issued to address issues identified as a result of the complexity associated with applying generally accepted accounting principles for certain financial instruments with characteristics of liabilities and equity. For convertible instruments, the FASB decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. In addition to eliminating certain accounting models, the FASB also decided to enhance information transparency by making targeted improvements to the disclosures for convertible instruments and earnings-per-share guidance. This update is effective for public business entities for fiscal years beginning after December 15, 2021, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 31, 2020. Effective January 1, 2021, the Company adopted ASU No. 2020-06 using the modified retrospective method. The adoption did not have a material effect on its results of operations, financial position, cash flows, or related disclosures.
3.
Acquisition

On October 23, 2020, the Company, through the wholly owned subsidiary of Pharmapacks Brand Holdings, LLC, entered into an asset purchase agreement (the “Acquisition”) with The Theraplex Company, LLC (“Theraplex”).
The Acquisition was accounted for under the acquisition method of accounting under ASC Topic 805, Business Combinations. The acquired assets and liabilities were recorded in the consolidated financial statements at their estimated fair values as of the acquisition date. Under the acquisition method of accounting, the total acquisition price of $2.2 million (paid in cash) was allocated to the assets acquired based on their fair value as of the date of acquisition with the amount paid in excess of such fair value recorded as goodwill.
The Acquisition was accounted for using the acquisition method of accounting, and accordingly the purchase price was allocated to assets acquired based on the estimated fair values at the date of acquisition as follows:
Amount
(In thousands)
Intangible assets – definite lived(a)	$598
Inventory	202
Property and equipment	90
Operating lease liabilities	(76)
Fair value of net assets acquired	814
Goodwill	1,386
Total purchase price(b)	$2,200

(a)
Identifiable intangible assets include trade name, trademarks, patents, and customer lists.

(b)
The Company, through its wholly owned subsidiary, owns 70% of the acquiring entity, as such cash consideration paid by the Company was $1.5 million and a non-controlling interest of $0.7 million was recorded as of the Acquisition Date.

The acquisition method of accounting requires extensive use of estimates and judgements to allocate the consideration transferred to the identifiable tangible and intangible assets acquired and liabilities assumed. The amounts used in computing the purchase price differ from the amounts in the purchase agreements due to fair value measurement conventions prescribed by accounting standards.
The operating agreement provides a put right after three years wherein each minority member may elect to require the Company, as Managing Member, to buy all of the units held by such minority member at a price per unit equal to the fair market value of such unit. As a result, the noncontrolling interest of the minority members is classified as mezzanine equity in the accompanying consolidated balance sheets.
The Company has included the financial results of Theraplex in the consolidated financial statements beginning on the acquisition date, October 23, 2020, to December 31, 2020. The amounts of net revenue and net loss of Theraplex are included in the Company’s consolidated statements of operations and were not material. The direct transaction costs associated with the acquisition were also not material. Additionally, the Company has omitted the unaudited pro forma disclosures related to this acquisition as it is not material.
There were no acquisitions that occurred during the years ended December 31, 2019 and 2018.
4.
Merchandise Inventory, Net of Reserve

Merchandise inventory consists primarily of finished goods and materials and supplies. As of December 31, 2020 and 2019, merchandise inventory, net of reserve consisted of:
	December 31,
	2020	2019
	(In thousands)
Finished goods	$99,016	$43,878
Work in process	292	188
Materials and supplies	186	567
	99,494	44,633
Less: Reserve for obsolete and slow-moving items	4,792	1,300
Merchandise inventory, net of reserve	$94,702	$43,333
Work in progress consists of capitalized labor expense. To be received into “Fulfilled by Amazon” (“FBA”) facilities, products must be specifically prepared using Amazon-approved methods and materials. The Company has a specific department that specializes in preparing products in these ways and they are dedicated to assembling and preparing the inventory to make them ready for sale. The cost to prepare such inventory is capitalized and included in work in progress.
5.
Property and Equipment, Net

Property and equipment, net consisted of the following as of December 31, 2020 and 2019:
	December 31,
	2020	2019
	(In thousands)
Leasehold improvements	$3,554	$799
Warehouse equipment	15,796	11,421
Furniture and fixtures	1,743	747
Software	558	119
Machinery to be placed in service	5,848	64
	27,499	13,150
Less: Accumulated depreciation	6,154	4,207
Property and equipment, net	$21,345	$8,943
The Company incurred depreciation expense of $1.9 million, $1.6 million, and $1.3 million for the years ended December 31, 2020, 2019, and 2018, respectively. This is included within cost of goods sold and warehousing and general and administrative expenses on the consolidated statements of operations.

Included in warehouse equipment for the years ended December 31, 2020 and 2019 are assets under finance leases with a carrying value of $1.9 million and $0.6 million, respectively.
6.
Goodwill and Acquired Intangible Assets

Goodwill
The following table sets forth the carrying amount and activity of goodwill as of December 31, 2020:
Amount
(In thousands)
Balance as of January 1, 2020	$—
Acquisition of Theraplex	1,386
Balance as of December 31, 2020	$1,386
There was no goodwill prior to January 1, 2020.
Acquired Intangible Assets
The following table summarizes the Company’s acquired intangible assets with remaining net book value as of December 31, 2020:
	Acquired Intangibles, Gross	Accumulated Amortization	Acquired Intangibles, Net	Weighted Average Remaining Useful Life (in years)
	(In thousands)
Customers lists	$60	$(4)	$56	3
Patents	179	(4)	175	8
Trade name	120	(8)	112	3
Trademarks	239	(15)	224	3
Total acquired intangible assets	$598	$(31)	$567
There were no acquired intangible assets as of December 31, 2019.
Expected future amortization expense of acquired finite-lived intangible assets for the years ended December 31 is as follows:
Fiscal Year	Amount
(In thousands)
2021	$162
2022	162
2023	136
2024	22
2025	22
Thereafter	63
$567
Intangible assets are included within other assets on the consolidated balance sheets.
7.
Accrued Expenses and Other Current Liabilities

The following table presents the components of accrued expenses and other current liabilities as of December 31, 2020 and 2019:

	December 31,
	2020	2019
	(In thousands)
Sales tax payable	$6,534	$6,053
Accrued operating expenses	3,059	1,194
CARES Act deferral – employer portion of social security tax	1,594	—
Accrued payroll	621	699
Accrued commission expenses	347	193
Accrued interest expenses	190	469
Accrued bonus	74	—
Other accrued expenses	220	—
Accrued expenses and other current liabilities	$12,639	$8,608

8.
Debt

The following table presents the components of long-term debt as of December 31, 2020 and 2019:
	December 31,
	2020	2019
	(In thousands)
Finance lease obligations(a)	$1,831	$497
Term loan with a financial institution for the purchase of equipment(b)	1,420	2,670
Term loan with a vendor for the purchase of equipment(c)	47	588
Term loan with a financial institution for the purchase of equipment(d)	499	695
Paycheck Protection Program term loan(e)	4,573	—
Senior Term Loan, net of unamortized discount of $1,400(f)	—	13,600
	8,370	18,050
Less: Deferred financing costs, net	14	388
	8,356	17,662
Less: Current portion	6,564	15,722
Long-term portion of debt and finance lease obligations	$1,792	$1,940
Debt and Finance Lease Obligations
Debt and finance lease obligations consist of the following as of December 31, 2020 and 2019:
(a)
Due in monthly installments ranging from $0 to $14 thousand including interest ranging from 3.9% to 7.56%, through November 2025, collateralized by the related equipment purchased.

(b)
Due in monthly installments of $0.1 million including interest at 4.56% through January 2022. The loan is collateralized by equipment with a book value of $4.8 million as of December 31, 2020. The loan is guaranteed by one of the members and is subordinate to the Senior Term Loan. The loan is payable to a holder of Series A Preferred Units.

(c)
Due in monthly installments of $47 thousand, including interest at 7% through January 2021. The loan was collateralized by equipment with a book value of $4.8 million as of December 31, 2020.

(d)
Due in monthly installments of $19 thousand, including interest at 5.11% through April 2023. The loan is collateralized by equipment with a book value of $0.7 million as of December 31, 2020. The loan is guaranteed by one of the members and is subordinate to the Senior Term Loan.

(e)
Due in two years with a deferral period for principal and interest payments which ended in February 2021. Interest accrues at a rate of 1% after the deferral period.

(f)
The loan bore interest (payable monthly) at the 3-month LIBOR rate plus 8%. Principal payments of $0.2 million were due quarterly commencing in January 2020 through September 2024 when any unpaid principal and accrued interest was due. The Company failed to meet a covenant as of December 31, 2019, therefore the loan balance is included in the current portion of long-term debt. The Company paid interest at the default rate of an additional 3% from January 1, 2020, through repayment of the loan on July 24, 2020, along with additional make-whole interest costs of $0.3 million. The lender is an affiliate of a holder of Series A Preferred Units (see Note 10).

Interest expense related to long-term debt and finance lease obligations was $2.3 million, $0.7 million, and $0.3 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Aggregate annual maturities of long-term debt and finance lease obligations for each of the next five years are as follows for the years ending December 31:
Fiscal Year	Finanace Lease Obligations	Long-Term Debt	Total
	(In thousands)
2021	$517	$6,193	$6,710
2022	495	340	835
2023	445	77	522
2024	391	—	391
2025	205	—	205
	2,053	6,610	8,663
Less: Amounts representing interest	222	71	293
Total	$1,831	$6,539	$8,370
Paycheck Protection Program Loan
In April 2020, the Company received loan proceeds in the amount of $4.6 million under the Paycheck Protection Program (“PPP”) which was established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) administered through the Small Business Administration (“SBA”). The PPP provides loans to qualifying businesses in amounts up to 2.5 times their average monthly payroll expenses and was designed to provide a direct financial incentive for qualifying businesses to keep their workforce employed during the Coronavirus crisis. PPP loans are uncollateralized and guaranteed by the SBA and are forgivable after a “covered period” (eight or twenty-four weeks) as long as the borrower maintains its payroll levels and uses the loan proceeds for eligible expenses, including payroll, benefits, mortgage interest, rent and utilities. The forgiveness amount will be reduced if the borrower terminates employees or reduces salaries and wages more than 25% during the covered period. Any unforgiven portion is payable over 2 years if issued before, or 5 years if issued after, June 5, 2020 at an interest rate of 1% with payments deferred until the SBA remits the borrower’s loan forgiveness amount to the lender, or, if the borrower does not apply for forgiveness, ten months after the end of the covered period. PPP loan terms provide for customary events of default, including payment defaults, breaches of representations and warranties, and insolvency events and may be accelerated upon the occurrence of one or more of these events of default. Additionally, PPP loan terms do not include prepayment penalties.
The Company used all proceeds for purposes consistent with the PPP requirements and currently believes that it will meet the conditions for forgiveness of the loan.
If the Company’s PPP loan, or a portion of it, is ultimately not forgiven, the loan will be subject to the PPP terms and conditions discussed above. The SBA reserves the right to audit any PPP loan, regardless of size. These audits may occur after forgiveness has been granted. In accordance with the CARES Act, all borrowers are required to maintain their PPP loan documentation for six years after the PPP loan was forgiven or repaid in full and to provide that documentation to the SBA upon request.

Revolving Line of Credit — Asset-backed Credit Facility
In September 2019, the Company refinanced its existing Line of credit facility and entered into a senior financing agreement (“Senior Financing Agreement”) with an entity affiliated with a Series A Preferred member.
The Senior Financing Agreement provided for a term loan (“Senior Term Loan”) in the aggregate principal amount of $15.0 million and a revolving credit facility (“Revolver Agreement”) which was not to exceed, the lower of 85% of eligible accounts receivable plus 65% of eligible net inventory (as defined), or $60.0 million. Advances on the Revolver Agreement bore interest, at the Company’s option, at either LIBOR plus 8% per annum; or the prime lending rate as published by the Wall Street Journal plus 7% per annum.
In July 2020, the Company refinanced the existing Senior Financing Agreement, and entered into a new senior secured term loan agreement (“New Term Loan”) and Asset-backed Credit Facility (“ABL Credit Facility”). The outstanding balance on the previous Senior Term Loan and Revolver Agreement were repaid during the year ended December 31, 2020, which included prepayment penalties of $1.6 million.
The ABL Credit Facility, which matures in July 2022, provides for borrowings not to exceed, the lower of 90% of eligible accounts receivable plus 70% of eligible net inventory (as defined), or $75.0 million. Borrowings under the ABL Credit Facility bear interest at a rate per annum equal to the 90-day LIBOR, with a 0.75% rate floor, plus 3%. The Company is also required to pay a commitment fee which shall accrue at a rate of 0.5% per annum on the average daily amount of the available revolving commitment during the period from the effective date to the day before the revolving commitments terminate. As mentioned in Note 16, subsequent to December 31, 2020, the ABL Credit Facility was amended to allow for a maximum borrowing of up to $100.0 million.
All obligations under the ABL Credit Facility are guaranteed on a senior secured first-lien basis by the Company’s wholly owned domestic subsidiaries, subject to certain expectations, and secured, subject to permitted liens and other expectations, by a perfected first-priority security interest in substantially all of the Company’s and its wholly owned subsidiaries. This includes the lenders having cash dominion over the Company’s operating accounts and, in specified circumstances, over the Company’s investment account.
As of December 31, 2020 and 2019, the Company had $58.5 million and $40.8 million, respectively, in outstanding borrowings on the ABL Credit Facility, and interest expense related to this agreement for the years ended December 31, 2020 and 2019 was $5.0 million and $3.7 million, respectively. The fair value of the variable-rate ABL Credit Facility borrowings at December 31, 2020 and 2019 approximates carrying value and has been classified as a Level 2 financial liability (as defined in Note 2, “Summary of Significant Accounting Policies”).
The ABL Credit Facility contains a subjective acceleration clause (“SAC”), which permits the lender to accelerate the scheduled maturity date of the Line upon a material adverse change in the business. In connection with a breach of certain covenants and introduction of substantial doubt about the Company’s ability to continue as a going concern, the lenders waived the conditions of default. Based on the waiver, management has determined that acceleration of payment is unlikely, and as such the ABL Credit Facility is presented as noncurrent as of December 31, 2020.
As discussed in Note 16, subsequent to December 31, 2020, the Company increased its ABL Credit Facility to $150.0 million and the maturity date of the facility was extended to January 15, 2023.
Other Financing Arrangements
Term Loan and Warrants Issued
During the year ended December 31, 2020, the Company entered into a Term Loan Credit Agreement (“Term Loan”) in an aggregate principal amount of $25.0 million. The Term Loan bore interest of 12% per annum (inclusive of 3% PIK interest) and had a maturity date of July 24, 2022. In November 2020, the Term Loan was repaid, including a make whole interest payment of $2.3 million. The prepayment of the

Term Loan resulted in the recognition of an accelerated amortization of original issue discount of $2.7 million for the year ended December 31, 2020.
In connection with the Term Loan, the Company issued the lender warrants to purchase 149,094 common units. Upon issuance, the fair value of the warrants was determined to be $3.2 million, which is considered a discount to the note and is recorded as a liability. The warrants have an exercise price of $0.001 per unit and are exercisable through July 24, 2030. In the event the warrant is not exercised prior to expiration, the common units will be automatically issued on the expiration date.
The following is a schedule of changes in warrants issued and outstanding from January 1, 2020 to December 31, 2020:
Units
Outstanding as of January 1, 2020	—
Warrants issued	149,094
Outstanding as of December 31, 2020	149,094
There were no warrants issued during the years ended December 31, 2019 and 2018.
Convertible Debt
During the year ended December 31, 2020, the Company issued convertible bridge loans (“Convertible Notes”) in an aggregate principal amount of $40.0 million, pursuant to a private placement offering. The Convertible Notes bore interest at 5% per annum and matured twelve months from the date of issuance, at which time the principal and any accrued but unpaid interest shall be due and payable. The Company elected the fair value option for the Convertible Notes under ASC 825, with changes in fair value recorded in earnings each reporting period.
The Convertible Notes did not include any financial covenants and were subject to acceleration upon the occurrence of specified events of default. The Convertible Notes were subject to the following conversion and repayment features:
•
In the event the Company completed a qualified financing, which is defined as the sale of Preferred Units for gross proceeds of at least $60.0 million or an Initial Public Offering, as defined, prior to the maturity date of the Convertible Notes, all principal and accrued interest will automatically convert into Series B-1 Preferred Units.

•
In the event the Company completed a non-qualified financing, or consummated a sale of the Company, as defined, prior to the maturity date of the Convertible Notes, at the election of the note holder, all principal and accrued interest can be converted into Series B-1 Preferred Units.

The conversion price with respect to an automatic or elective conversion is the lesser of (i) 80% of the lowest price per unit paid in cash by the other investors for Standard Preferred Units sold in a qualified or non-qualified Financing, as applicable or (ii) the price per unit determined by dividing (A) $500.0 million (valuation cap) by (B) the fully diluted capitalization of the Company immediately prior to the qualified or non-qualified financing, as applicable.
In November 2020, the Company completed a qualified financing, and as a result the Convertible Notes were automatically converted into 1,140,130 Series B-1 Preferred Units. The redemption of the notes resulted in the recognition of a loss on change in fair value of debt of $28.0 million for the year ended December 31, 2020.

9.
Leases

The components of lease cost for the years ended December 31, 2020 and 2019 were as follows:
	December 31,
	2020	2019
	(In thousands)
Operating lease cost	$4,189	$2,768
Sublease income	(474)	(481)
Short-term lease cost	236	331
Finance lease cost:
Amortization of leased assets	280	141
Interest on leased liabilities	52	20
Total lease cost	$4,283	$2,779
Supplemental balance sheet information relating to operating and finance leases is as follows as of December 31, 2020 and 2019:
		December 31,
	Classification	2020	2019
		(In thousands)
Assets:
Operating lease right-of-use assets	Operating lease right-of-use asset	$47,703	$17,857
Finance lease assets, net	Property and equipment	1,919	615
		$49,622	$18,472
Liabilities:
Current
Operating lease liabilities	Current portion of operating lease liabilities	4,271	1,947
Finance lease liabilities	Current portion of finance leases	429	139
Noncurrent
Operating lease liabilities	Noncurrent operating lease liabilities	45,205	17,173
Finance lease liabilities	Long-term finance lease liabilities	1,402	358
Total lease liabilities		$51,307	$19,617
Weighted average remaining lease term (years):
Operating leases		9.65	9.56
Finance leases		4.40	3.92
Weighted average discount rate:
Operating leases		4.51%	5.81%
Finance leases		5.25%	5.47%

The following sets forth supplemental cash flow information related to operating and finance leases for the years ended December 31, 2020, 2019, and 2018:
	December 31,
	2020	2019	2018
		(In thousands)
Operating cash outflows from operating leases	$3,490	$2,608	$1,791
Operating cash outflows from finance leases	41	20	16
Financing cash outflows from finance leases	188	128	98
Leased assets obtained in exchange for new lease liabilities:
Operating leases	$31,919	$2,832	$—
Finance leases	1,583	395	14
Future minimum lease payments were as follows for the years ending December 31:
Fiscal Year	Operating Leases	Finance Leases
	(In thousands)
2021	$6,385	$517
2022	6,485	495
2023	5,728	445
2024	5,906	391
2025	5,553	205
Thereafter	31,566	—
Total lease payments	$61,623	$2,053
Less: Imputed interest	(12,147)	(222)
Present value of lease liabilities	$49,476	$1,831
In October 2016, in connection with its relocation to Islandia, New York, the Company ceased operating use of its warehouse and office facility in College Point, New York. Although the Company remains obligated under the terms of the leases for the rent associated with this lease (“head lease”), the Company made the decision to cease using this space on October 1, 2016 and has no foreseeable plans to occupy it in the future. The Company accounts for it as an operating lease within operating lease assets and liabilities and records rent expense within nonoperating expenses, net of any rental income.
Rent is collected from two tenants under subleases over the remainder of the lease terms, which expires in February 2025. The remaining liability related to the lease is $1.9 million and $2.2 million for the years ended December 31, 2020 and 2019, respectively. The Company made rental payments of $0.5 million, $0.5 million, and $0.5 million on the head lease and received $0.5 million, $0.5 million, and $0.4 million in sublease rental income for the years ended December 31, 2020, 2019, and 2018, respectively. Rental income is netted against rent expense and recorded within nonoperating expenses.

Future sublease rental income was as follows for the years ending December 31:
Fiscal Year	Rental Income
(In thousands)
2021	$489
2022	503
2023	518
2024	534
2025	90
Total lease payments	$2,134
Less: Imputed interest	(13)
Present value of rental income	$2,121

10.
Mezzanine Equity and Members’ Deficit

Unit Split
On February 19, 2020, the Company’s Board of Managers approved a 1 for 10,000 split for each issued and outstanding class of Unit. All references to unit and per unit information have been recast to give effect for the split.
Operating Agreement
On June 11, 2018, the Company’s operating agreement was amended to provide for the authorization of the following classes of units:
•
12,500,000 Common Units

•
2,125,000 Series A Preferred Units

•
247,450 Incentive Units

In connection with the amended operating agreement, all of the then existing member units were converted into Common Units.
On April 23, 2019, the Company’s operating agreement was amended (the “Amended LLC Agreement”) to provide for the authorization of the following classes of units:
•
14,000,000 Common Units

•
3,625,000 Series A Preferred Units

•
247,450 Incentive Units

On November 6, 2020, the Company’s operating agreement was amended (the “Second Amended LLC Agreement”) to provide for the authorization of the following classes of units:
•
22,000,000 Common Units

•
3,325,000 Series A Preferred Units

•
4,979,030 Series B Preferred Units

•
1,140,130 Series B-1 Preferred Units

•
1,484,628 Incentive Units

Membership Units issued and outstanding as of December 31, 2020 and 2019 are as follows:
	December 31,
	2020	2019
Common Units	8,911,564	10,000,010
Series A Preferred Units	2,575,000	3,325,000
Series B Preferred Units	4,327,961	—
Series B-1 Preferred Units	1,140,130	—
Series A Preferred Units
During the year ended December 31, 2018, the Company sold 1,725,000 units of Series A Preferred Units at a price of $20 per unit for an aggregate sales price of $34.5 million. The Company received cash proceeds of $32.3 million, which was net of transaction fees of $2.2 million.
During the year ended December 31, 2019, the Company sold 1,600,000 units of Series A Preferred Units at a price of $20 per unit for an aggregate sales price of $32.0 million. The Company received cash proceeds of $31.3 million, which was net of transaction fees of $0.7 million.
The Series A Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series A Preferred holder, on a 1-for-1 basis and have voting rights equal to the conversion basis. The Series A Preferred Units also have a liquidation preference to the Common Units of $40.00 per Series A preferred Unit. The Series A Preferred Units are classified as permanent equity as the holders are not able to direct the Company to initiate a sale of the Company or an initial public offering (“IPO”). Further, the Series A Preferred Units are not redeemable for cash or other assets upon the occurrence of an event that is not solely within the issuer's control.
Series B Preferred Units
During the year ended December 31, 2020, the Company sold 4,327,961 units of Series B Preferred Units at a price of $60.25 per unit for an aggregate sales price of $260.8 million. The Company received net proceeds of $251.3 million, net of issuance costs of $9.5 million.
The Series B Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series B Preferred holder, on a 1 for 1 basis. Each Preferred Unit shall be convertible into the number of Common Units that is equal to the Original Issue Price divided by the Conversion Price. The holders of the Series B Preferred Units have voting rights equal to the conversion basis, as well as liquidation preference to the Common Units of $90.379 per Series B Preferred Unit.
At any time after August 6, 2025, the holders may direct the Company to initiate a sale of the Company or IPO by providing an irrevocable written notice (an “Exit Demand”). Upon receipt of the Exit Demand, the Board of Directors can elect to approve or reject the Exit Demand. If the Exit Demand is rejected upon a vote of the Board of Directors, the Series B Preferred Units must be redeemed. If the Exit Demand is approved, the holders can determine whether to sell the Company or proceed with an IPO. The Series B Preferred Units are redeemable at a price equal to the greater of (i) the fair market value of such Series B Preferred Units or (ii) the aggregate liquidation preference amount of the Series B Preferred Units then held by the holders. In an IPO scenario the Series B Preferred Units would be automatically converted into Common Units at the conversion price, which is currently equal to the issuance price. As the redemption of Series B Preferred Units or the completion of an initial public offering are not solely within the control of the Company, the Series B Preferred Units are classified as mezzanine equity.
As discussed in Note 16, subsequent to December 31, 2020, the Company issued 167,109 and 564,289 units of Series B Preferred Units at a price of $60.25 per unit for an aggregate sales price of $9.9 million and $34.0 million, net of issuance costs of $174 thousand and $34 thousand, respectively.

Series B-1 Preferred Units
During the year ended December 31, 2020, the Company issued 1,140,130 Series B-1 Preferred Units valued at $68.7 million upon conversion of the Convertible Notes (see Note 8).
The Series B-1 Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series B Preferred holder, on a 1 for 1 basis. Each Preferred Unit shall be convertible into the number of Common Units that is equal to the Original Issue Price divided by the Conversion Price. The holders of the Series B-1 Preferred Units have voting rights equal to the conversion basis, as well as a liquidation preference to the Common Units of $53.4595 per Series B-1 Preferred Unit. The Series B-1 Preferred Units are classified as permanent equity as the holders are not able to direct the Company to initiate a sale of the Company or an IPO.
Redemptions
The Company used a portion of the proceeds from the sale of the Series B Preferred Units to redeem certain Common and Series A Unit Holders. Using the aggregate sales price of $60.25 per unit, the Company redeemed a total of 1,088,446 common units and 750,000 units of Series A for a total of $110.8 million.
As discussed in Note 16, subsequent to December 31, 2020, the Company redeemed a total of 146,451 common units and 20,658 vested options at a price of $60.25 per unit for an aggregate purchase price of $9.5 million, net of transaction costs of $0.6 million.
Common Unit Warrants
On July 24, 2020, the Company issued a warrant to a lender to the Company. The warrant entitles the holder to purchase 149,094 common units at an exercise price of $0.001 per unit. The warrant expires on July 24, 2030 and is exercisable at any time prior to the expiration date. Common Unit warrants are classified as a liability to the Company.
Member Loans
The Company has entered into loan agreements, as amended, with three members with total principal amounts due to the Company of $1.0 million. The loans receivable accrue interest on the unpaid balance at the rate of 3% per annum above the prime rate published by the Wall Street Journal (3.25% as of December 31, 2020). Repayments of the loans are to be made from future distributions of net earnings of the Company. In the event that there are not sufficient net earnings to pay the principal and accrued interest on the loans before the seventh anniversary of the loans, the remaining balance of principal and interest outstanding in March 2023 will become payable on demand. As of December 31, 2020 and 2019, the outstanding balances on the loans receivable were $1.3 million. These are included as a contra-equity account within members’ deficit of the consolidated balance sheets and the consolidated statements of changes in mezzanine equity and members’ deficit.
11.
Equity-Based Compensation

Incentive Units
On June 11, 2018 the Board of Directors adopted and approved the 2018 Equity Incentive plan (the “Plan”). The Plan provides for the grant of incentive units, profits interests, restricted unit awards and other awards to management, employees, or advisors of the Company.
In December 2018, the Company granted 149,040 Profit Interest Units to certain employees.
In February 2020, the Company provided an incentive for certain officers, directors, employees, consultants, and advisors by granting options to purchase Common Units under the Plan (“Incentive Units”). As a result of the agreement to issue the options, the previously issued Profit Interest Units were cancelled.
All Incentive Units granted under the Plan will have an exercise price determined at the time of grant, which shall not be less than the market price of the Common Unit at such time. Both the vesting period and term of the Incentive Units in the Plan are determined at the time of grant. Most of the grants outstanding under the Plan have been approved with a four-year vesting schedule with 25% vesting after one year and the remainder vesting evenly over the remaining 36 months. Compensation cost is recognized on a straight-line basis over the requisite service period for cliff-vesting awards.
The following table summarizes the activity of Incentive Units for the years ended December 31, 2020, 2019, and 2018:
	Incentive Units	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)
Outstanding as of January 1, 2018	—	$—	—
Granted	149,040	N/A
Cancelled	—	—
Exercised	—	—
Outstanding as of December 31, 2018	149,040	N/A	4.97
Granted	—	—
Cancelled	—	—
Exercised	—	—
Outstanding as of December 31, 2019	149,040	N/A	3.97
Granted	445,290	6.44
Cancelled	(157,790)	N/A
Exercised	—	—
Outstanding as of December 31, 2020	436,540	$6.44	9.17
Vested and exercisable as of December 31, 2019	126,680	N/A	3.97
Vested and exercisable as of December 31, 2020	152,885	$6.44	9.17
The Company recognized $0.4 million, $0.2 million, and $0.4 million of equity-based compensation expense related to Incentive Units for the years ended December 31, 2020, 2019, and 2018, respectively. As of December 31, 2020 and 2019, the Company had $1.0 million and $0.1 million, respectively, of unrecognized equity-based compensation expense that is expected to be recognized over a weighted-average period of 2.16 years and 0.60 years, respectively.
The grant date fair value of the Incentive Units granted during the years ended December 31, 2020 was estimated at the time of grant using the Black-Scholes option pricing model and utilized the following weighted average assumptions:
December 31, 2020
Fair value of common unit (per unit)	$6.44
Expected term (in years)	6.08
Risk-free interest rate	1.50%
Expected volatility	60.50%
Dividend yield	0.00%
The grant date fair value of the Incentive Units granted during the year ended December 31, 2018 was estimated at the time of grant using the Backsolve option pricing model and utilized the following weighted average assumptions:

December 31, 2018
Fair value of common unit (per unit)	$1.00
Expected term (in years)	5.00
Risk-free interest rate	2.90%
Expected volatility	116.50%
Dividend yield	0.00%
There were no Incentive Units granted during the year ended December 31, 2019.
The Company accounts for forfeitures as and when they occur. If an employee forfeits an award because they fail to complete the requisite service period, the company will reverse compensation cost previously recognized in the period the award is forfeited. The Company determined that this would be appropriate due to the low turnover rate coupled with the fact that a majority of the employees that were granted options are directors of the Company along with employees that have already completed a few years of service.
The expected term of Incentive Units granted is based on an estimate of when the units will be exercised in the future. The Company applies the “Simplified Method” of estimating the expected term of the units, as described in the SEC’s Staff Accounting Bulletins 107 and 110, as the Company does not have sufficient exercise history to estimate the expected term of its historical Incentive Units awards. The expected term, calculated under the simplified method, is applied to groups of Incentive Units that have similar contractual terms. Using this method, the expected term is determined using the average of the vesting period and the contractual life of the Incentive Units granted.
The weighted average fair value of Incentive Units granted during the years ended December 31, 2020 and 2018 was estimated to be $3.56 per unit and $4.17 per unit, respectively. No units were exercised during the years ended December 31, 2020, 2019, and 2018. The aggregate fair value of units vested during the years ended December 31, 2020, 2019, and 2018 was $0.5 million, $0.2 million, and $0.4 million, respectively.
A summary of the status of the Company’s Incentive Units as of December 31, 2020, 2019, and 2018 and the changes during the years ended December 31, 2020, 2019, and 2018 is as follows:
	Incentive Units	Weighted -Average Grant Date Fair Value
Nonvested, as of January 1, 2018	—	$—
Granted	149,040	4.17
Cancelled	—	—
Vested	(89,420)	4.17
Nonvested, as of December 31, 2018	59,620	$4.17
Granted	—	—
Cancelled	—	—
Vested	(37,260)	4.17
Nonvested, as of December 31, 2019	22,360	$4.17
Granted	445,290	3.56
Cancelled	(31,110)	4.02
Vested	(152,885)	3.41
Nonvested, as of December 31, 2020	283,655	$3.64

The following table illustrates the classification of equity-based compensation in the consolidated statements of operations:
	Years ended December 31,
	2020	2019	2018
		(In thousands)
Selling and distribution expenses	$64	$—	$—
Warehousing and general and administrative expenses	307	155	373
Total equity based compensation	$371	$155	$373

12.
Net Loss Per Unit

Basic net loss per unit is computed using the weighted-average number of common units outstanding during the period. Diluted net loss per unit is computed using the weighted-average number of common units and, if dilutive, common unit equivalents outstanding during the period.
The following table presents the calculation of basic and diluted net loss per unit:
	Year Ended December 31,
	2020	2019	2018
	(In thousands, except unit amounts and per unit data)
Net loss(a)	$(113,883)	$(39,312)	$(26,765)
Weighted average common units outstanding – basic and diluted	9,901,624	10,000,010	10,000,010
Net loss per unit:
Basic and diluted	$(11.50)	$(3.93)	$(2.68)

(a)
According to Section 3.4 of the Limited Liability Company Agreement, there is no obligation for any member to make additional capital contributions to cover losses. In addition, no dividends have been issued over the past several years. The preferred holders do not receive cumulative dividends, but to the extent a dividend was issued to common holders and not preferred it would be a recapitalization and the preferred holders would receive an equitable adjustment.

The following potentially dilutive securities were excluded from the calculation of diluted net loss per unit due to their anti-dilutive effect:
	Year Ended December 31,
	2020	2019	2018
Outstanding Series A Preferred Units	2,575,000	3,325,000	1,725,000
Outstanding Series B Preferred Units	4,327,961	—	—
Outstanding Series B-1 Preferred Units	1,140,130	—	—
Unexercised Incentive Units outstanding	1,484,628	247,450	247,450
Total potentially dilutive securities	9,527,719	3,572,450	1,972,450

13.
Commitments and Contingencies

Purchase Commitments
The Company has made certain contractual minimum purchase commitments with brand partners with respect to the purchase of inventory for resale. As of December 31, 2020, total contractual minimum purchase commitments amounted to $33.8 million. There were no purchase commitments entered into during the years ended December 31, 2019 or 2018. The Company expects that such commitments will be met, modified, or waived.

Contingencies
The Company believes that it has adequately accrued for the potential impact of loss contingencies that are probable and reasonably estimable. The Company does not believe that the ultimate resolution of any matters to which it is presently a party will have a material effect on the Company’s results of operations, financial condition, or cash flows. However, the ultimate outcome is not known, and an unfavorable resolution of one or more of these matters could have a material effect on the Company’s financial condition, results of operations or cash flows.
14.
Related-Party Transactions

Debt
The Company has two term loans with financial institutions for the purchase of equipment that are guaranteed by one of the members. As of December 31, 2020 and 2019, the loan balances were $1.4 million and $0.5 million, and $2.7 million and $0.7 million, respectively. See Note 8 for further details.
In addition, the Company had a Senior Term Loan with a lender who is an affiliate of a Series A Preferred Unit holder. As of December 31, 2019, the loan balance was $13.6 million. The full balance was repaid during the year ended December 31, 2020. See Note 8 for further details.
Support Services and Inventory Purchases
In August 2014, the Company entered into a support services agreement with a member. The agreement was effective for one year with automatic renewals for successive one-year terms until terminated by either party in accordance with the support services agreement.
As part of the agreement, the member performed administrative and operational support services, which included operating, managing, maintaining, and storing certain company systems and inventories, furnishing customary and ordinary business reports, and storing and safeguarding certain company data. In consideration of the services provided, the Company agreed to pay service fees equal to a percentage of the cost of products purchased by the Company from the member and the member’s affiliates. The Company incurred total service fees from the member of $0.2 million for the year ended December 31, 2018, As of January 1, 2019, the service fee agreement has been terminated.
In addition, the Company made purchases, net of discounts and rebates, of $83.8 million, $52.7 million, and $50.1 million for the years ended December 31, 2020, 2019, and 2018, respectively, from related party suppliers. As of December 31, 2020 and 2019, the Company had $24.2 million and $9.5 million, respectively, of outstanding payables and $2.2 million and $0.5 million, respectively, of outstanding receivables related to these purchases, which are included in its consolidated balance sheets.
Sales Agency Agreement
In August 2014, the Company entered into a sales agency agreement with a customer that shares common membership with the Company. The agreement covered an initial period ending on the fifth anniversary of the date of the agreement with the option to automatically renew for successive periods of five years unless there is a mutual agreement to terminate the agreement. The agreement appointed this customer to be a non-exclusive agent for the sale of the Company’s products. In consideration of the customer’s agency duties, the Company agreed to pay an annual fee of 40% of the Company’s net profit from the customer’s sales. The agreement was terminated as of August 2019.
During the years ended December 31, 2019 and 2018, there was $0.2 million and $0.3 million, respectively, in net sales conducted with the related party under the sales agency agreement. As of December 31, 2019, the Company had $0 outstanding in unpaid receivables related to the sales agency agreement.
Operating Lease Payments
In March 2016, the Company entered into a 15-year lease with a member for a warehouse located in Hauppauge, New York, which expires in March 2031. The Company made approximately $1.4 million,

$1.4 million, and $1.3 million in rental payments for the years ended December 31, 2020, 2019, and 2018 respectively, related to this lease.
During 2019, the Company entered into a 3-year and 7-month operating lease with a member for a new warehouse located in Ronkonkoma, New York, which expires in November 2022. The Company has made $1.1 million and $0.7 million in rental payments for the years ended December 31, 2020 and 2019, respectively, related to this lease.
Interest Expense
During the years ended December 31, 2020, 2019, and 2018, the Company incurred $11.7 million, $4.3 million, and $3.7 million in interest and fees related to loans from related parties.
15.
Retirement Plan

The Company has a defined contribution plan pursuant to Section 401(k) of the Internal Revenue Code. The plan covers all full-time employees who have reached the age of 21 years. Employees may elect to defer compensation up to a dollar limit (as allowable by the Internal Revenue Code), and the amounts deferred by the employee vest immediately. For the years ended December 31, 2020, 2019, and 2018, the Company did not provide matching contributions.
16.
Subsequent Events

The Company has evaluated all events subsequent to December 31, 2020 and through October 22, 2021, which represents the date these consolidated financial statements were available to be issued. The Company is not aware of any subsequent event that would require recognition or disclosure in the consolidated financial statements other than those described below.
During January 2021, the ABL Credit Facility was amended to allow for a maximum borrowing of up to $100.0 million, as disclosed in Note 8.
During April 2021, the Company redeemed a total of 146,451 Common Units and 20,658 vested Incentive Units at a price of $60.25 per unit for an aggregate purchase price of $9.5 million, net of transaction costs of $0.6 million. In addition, the Company issued 167,109 units of Series B Preferred Units at a price of $60.25 per unit for an aggregate sales price of $9.9 million, net of issuance costs of $174 thousand, as disclosed in Note 10.
During June 2021, the Company issued 564,289 units of Series B Preferred Units at a price of $60.25 per unit for an aggregate sales price of approximately $34.0 million, net of issuance costs of $34 thousand, as disclosed in Note 10.
Effective August 18, 2021, the Company increased its ABL Credit Facility to $150.0 million and the maturity date of the facility was extended to January 15, 2023, as disclosed in Note 8.
Effective September 8, 2021, the Company signed agreements related to the deferred completion of a merger agreement with a SPAC that included private placements of an aggregate amount of $180.0 million which consisted of the sale on September 9, 2021 of $110.0 million in convertible notes and the future sale of $70.0 million of PIPE funding, as disclosed in Note 1.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except unit amounts)
(Unaudited)
	As of
	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$108,537	$80,245
Accounts receivable, net of allowance for doubtful accounts	288	1,386
Due from related parties	1,666	2,155
Merchandise inventory, net of reserve	124,524	94,702
Prepaid expenses and other current assets	2,602	4,723
Total current assets	237,617	183,211
Property and equipment, net	25,150	21,345
Goodwill	1,386	1,386
Investments at cost	4,793	3,892
Operating lease right-of-use assets	44,046	47,703
Other assets	8,952	4,037
Total assets	$321,944	$261,574
Liabilities, mezzanine equity and members’ deficit
Current liabilities:
Trade accounts payable	$41,110	$29,913
Due to related parties	13,607	24,220
Accrued expenses and other current liabilities	16,718	12,639
Current portion of long-term debt and finance lease obligations	5,674	6,564
Current portion of operating lease liabilities	4,563	4,271
Total current liabilities	81,672	77,607
Revolving line of credit	68,006	58,467
Long-term debt, net, and finance lease obligations, net of current portion	114,971	1,792
Long-term related party debt	574	—
Warrant liability	9,739	8,983
Operating lease liabilities, non-current	41,785	45,205
Other liabilities	234	199
Total liabilities	316,981	192,253
Commitments and contingencies (Note 9)
Redeemable Preferred Units: 5,125,746 units authorized; 5,059,359 and 4,327,961 units issued and outstanding at September 30, 2021 and December 31, 2020	387,395	251,275
Redeemable noncontrolling interests	590	636
Total mezzanine equity	387,985	251,911
Preferred Units: 4,465,130 units authorized; 3,715,130 units issued and outstanding at September 30, 2021 and December 31, 2020	85,983	85,983
Common Units: 22,000,000 units authorized; 8,765,894 and 8,911,564 units issued and outstanding at September 30, 2021 and December 31, 2020	—	—
Additional paid-in capital	—	65
Accumulated members’ deficit	(469,005)	(268,638)
Total members’ deficit	(383,022)	(182,590)
Total liabilities, mezzanine equity and members’ deficit	$321,944	$261,574
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE LOSS
(In thousands, except unit amounts and per unit data)
(Unaudited)
	Nine Months Ended September 30,
	2021	2020
Revenue	$292,015	$268,123
Cost of goods sold	158,777	142,237
Gross profit	133,238	125,886
Operating expenses:
Selling and distribution expenses	155,374	132,203
Warehousing and general and administrative expenses	67,151	32,630
Total operating expenses	222,525	164,833
Operating loss	(89,287)	(38,947)
Other expense:
Interest expense, net	(8,307)	(11,308)
Loss on change in fair value of debt and warrant liability	(4,507)	(30,648)
Other expense, net	(164)	(57)
Total other expense, net	(12,978)	(42,013)
Net loss and comprehensive loss	(102,265)	(80,960)
Net loss attributable to noncontrolling interest	46	—
Net loss attributable to Packable Holdings, LLC	$(102,219)	$(80,960)
Net loss per unit – basic and diluted	$(21.71)	$(8.10)
Net loss attributable to Packable Holdings, LLC per unit – basic and diluted	$(21.70)	$(8.10)
Weighted average common units outstanding – basic and diluted	8,976,515	10,000,010
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN MEZZANINE EQUITY AND
MEMBERS’ DEFICIT
(In thousands, except unit amounts)
(Unaudited)
	Redeemable Preferred Units		Redeemable Noncontrolling Interests	Total Mezzanine Equity	Preferred Units		Common Units		Additional Paid-In Capital	Accumulated Members’ Deficit	Total Members’ Deficit
	Units	Amount			Units	Amount	Units	Amount
Balances at December 31, 2020	4,327,961	$251,275	$636	$251,911	3,715,130	$85,983	8,911,564	$—	$65	$(268,638)	$(182,590)
Issuance of Series B preferred units, net of issuance costs of $523	731,398	43,546	—	43,546	—	—	—	—	—	—	—
Redemption of common units	—	—	—	—	—	—	(146,451)	—	(158)	(9,325)	(9,483)
Exercise of incentive units	—	—	—	—	—	—	781	—	5	—	5
Share based compensation – incentive units vested	—	—	—	—	—	—	—	—	2,839	—	2,839
Repayment of member loans	—	—	—	—	—	—	—	—	—	1,000	1,000
Extinguishment adjustment to Redeemable Preferred Units	—	92,574	—	92,574	—	—	—	—	(2,751)	(89,823)	(92,574)
Net loss and comprehensive loss	—	—	(46)	(46)	—	—	—	—	—	(102,219)	(102,219)
Balances at September 30, 2021	5,059,359	$387,395	$590	$387,985	3,715,130	$85,983	8,765,894	$—	$—	$(469,005)	$(383,022)
	Redeemable Preferred Units		Redeemable Noncontrolling Interests	Total Mezzanine Equity	Preferred Units		Common Units		Additional Paid-In Capital	Accumulated Members’ Deficit	Total Members’ Deficit
	Units	Amount			Units	Amount	Units	Amount
Balances at December 31, 2019	—	$—	$—	$—	3,325,000	$62,477	10,000,010	$—	$1,655	$(91,104)	$(26,972)
Share based compensation – incentive units vested	—	—	—	—	—	—	—	—	193	—	193
Other	—	—	—	—	—	—	—	—	—	(49)	(49)
Net loss and comprehensive loss	—	—	—	—	—	—	—	—	—	(80,960)	(80,960)
Balances at September 30, 2020	—	$—	$—	$—	3,325,000	$62,477	10,000,010	$—	$1,848	$(172,113)	$(107,788)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)
	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities
Consolidated net loss	$(102,265)	$(80,960)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	2,950	1,335
Amortization of deferred financing costs	(1,418)	853
Amortization of right-of-use assets	3,657	1,698
Allowance for doubtful accounts	234	—
Increase in inventory reserve	2,397	4,538
Share based compensation	2,839	193
Loss on change in fair value of debt and warrant liability	4,507	30,648
Payment in-kind interest on convertible debt	—	144
Impairment of investments at cost	88	—
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	1,353	(2,150)
Merchandise inventory	(32,219)	(32,203)
Prepaid expenses and other current assets	2,122	(2,784)
Other assets	(3,628)	(519)
Increase (decrease) in liabilities:
Trade accounts payable	584	21,758
Accrued expenses and other current liabilities	4,080	1,686
Operating lease liability	(3,128)	(1,510)
Other liabilities	36	—
Net cash flows used in operating activities	(117,811)	(57,273)
Cash flows from investing activities
Purchase of property and equipment	(6,615)	(9,872)
Investments at cost	(989)	(1,138)
Net cash flows used in investing activities	(7,604)	(11,010)
Cash flows from financing activities
Repayments of finance lease obligations and long-term debt	(1,473)	(16,480)
Repayment of (increase in) member loans	1,000	(49)
Proceeds from PPP loan	—	4,573
Proceeds from 2020 convertible notes	—	40,000
Proceeds from revolving loan payable, related parties	—	7,000
Repayments of revolving loan payable, related parties	—	(7,000)
Proceeds from long-term related party debt	574	—
Proceeds from 2021 Convertible Notes	110,000	—
Borrowings from revolving line of credit	307,819	123,070
Repayments of revolving line of credit	(298,281)	(107,887)
Proceeds from term loan	—	25,000
Redemption of common units	(9,483)	—
Proceeds from sale of Series B preferred units, net of issuance costs	43,546	—
Proceeds from exercise of incentive units	5	—
Net cash flows provided by financing activities	153,707	68,227
Net change in cash and cash equivalents	28,292	(56)
Cash and cash equivalents, beginning	80,245	10,316
Cash and cash equivalents, ending	$108,537	$10,260
Supplementary cash flows information
Cash paid during the year for interest	$7,455	$8,304
Non-cash investing and financing activities:
Acquisition of property and equipment via finance lease	$25	$1,508
Purchase of property and equipment included in trade accounts payable	$2,756	$2,715
Extinguishment adjustment to Redeemable Preferred Units	$92,574	$—
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PACKABLE HOLDINGS, LLC AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
1.
Nature of the Business and Basis of Presentation

Pharmapacks, LLC, the predecessor company, is a New York Limited Liability Company. On July 15, 2014, through a corporate reorganization, Entourage Commerce, LLC was created and Pharmapacks, LLC, became a wholly owned subsidiary of Entourage Commerce, LLC. On August 18, 2014, the former members of Pharmapacks, LLC which held 100% of the membership interest in Entourage Commerce, LLC, entered into an agreement with the new members (the “Contribution Agreement”), whereby the new members provided capital in exchange for a 50% interest in Entourage Commerce, LLC. On September 3, 2021, Entourage Commerce, LLC changed its name to Packable Holdings, LLC. As a Delaware Limited Liability Company, Packable Holdings, LLC procures, markets, and distributes consumer products throughout the United States and Canada through predominantly internet-based sales.
Basis of Presentation and Principles of Consolidation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial reporting, and include the accounts of Packable Holdings, LLC, and its wholly owned subsidiaries, Pharmapacks, LLC, Greenpharm Ventures LLC, Access Brands, LLC, Packable Media, LLC, and Packable Ventures, LLC (formerly known as Pharmapacks Brand Holdings), and majority owned subsidiaries (collectively, the “Company”). Certain information and note disclosures normally included in the financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to such rules and regulations. Therefore, these condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes for the year ended December 31, 2020. All intercompany transactions and balances have been eliminated in consolidation. There is no difference between net loss and comprehensive loss in these condensed consolidated financial statements. In management’s opinion, the unaudited interim condensed consolidated financial statements have been prepared on the same basis as the annual financial statements and reflect all adjustments, which include only normal recurring adjustments necessary for the fair presentation of the Company’s financial position as of September 30, 2021 and the Company’s consolidated results of operations and cash flows for the nine months ended September 30, 2021 and 2020. The results of operations for the nine months ended September 30, 2021 are not necessarily indicative of the results to be expected for the full year or any other future interim or annual period.
Out-of-Period Correction of Error
Subsequent to the issuance of the Company’s condensed consolidated financial statements as of and for the six months ended June 30, 2021, management identified an unreconciled inventory cut-off error of $3.5 million in a contra-account within its accounts payable. The account should have been reconciled and corrected during the three months ended March 31, 2021. As a result, the Company recognized a $3.5 million out-of-period charge to cost of goods sold during the three months ended September 30, 2021 to correct the error. The Company concluded this out-of-period correction is not material to the Company’s previously reported condensed consolidated financial statements as of and for the six months ended June 30, 2021.
Liquidity and Going Concern
Since inception, and in line with its growth strategy, the Company has sustained recurring losses and negative cash flows from operations. For the nine months ended September 30, 2021 and 2020, the Company had a net loss of $102.2 million and $81.0 million, respectively, and cash used in operating activities of $117.8 million and $57.3 million, respectively. To date, the Company has not generated sufficient liquidity to fund its operations and has relied on funding through a combination of equity financing, bank debt and, previously, a revolving line of credit from one of its members. The Company has determined additional financing will be required to fund its operations for the next twelve months and the ability of the Company to continue as a going concern is dependent upon obtaining additional capital and financing.

Effective September 8, 2021, the Company signed agreements related to the deferred completion of the Merger Agreement with a Special Purpose Acquisition Company (the “SPAC”) that included private placements of an aggregate amount of $180.0 million which consisted of the sale on September 9, 2021 of $110.0 million in convertible notes (which have been funded in full), and the future sale of $70.0 million of Private Investment in Public Entity (“PIPE”) funding which will be settled upon closing, which is expected in the first quarter of 2022 and remains subject to customary closing conditions.
The Company plans on raising funds as set out above including through the above mentioned planned going public transaction and related PIPE financing. There is currently no public market for our common units. While the Company believes in the viability of its ability to raise additional funds, there can be no assurances to that effect. These matters raise substantial doubt about the Company’s ability to continue as a going concern for a period of twelve months from the issue date of this report. The condensed consolidated financial statements have been prepared assuming the Company will continue as a going concern and do not include adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.
2.
Summary of Significant Accounting Policies

Other than the policies noted herein, there have been no significant changes from the significant accounting policies disclosed in Note 2 of the “Notes to Consolidated Financial Statements” included in the consolidated financial statements and notes for the year ended December 31, 2020.
Concentration of Credit Risk and Major Sales Channels
Financial investments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company places its cash equivalents with high credit quality U.S. financial institutions. At various times throughout the period, the Company’s cash deposits with any one financial institution may exceed the amount insured by the Federal Deposit Insurance Corporation (the “FDIC”). Generally, these deposits may be redeemed upon demand and, therefore, bear minimal risk. The Company has not experienced any losses of such amounts and management believes it is not exposed to any significant credit risk on its cash and cash equivalents.
Approximately 83% and 14%, respectively, of the Company’s revenues for the nine months ended September 30, 2021 were attributable to two marketplace sales channels.
Approximately 80% and 16%, respectively, of the Company’s revenues for the nine months ended September 30, 2020 were attributable to two marketplace sales channels.
Approximately 10% of direct purchases of inventory materials were made from one vendor for the nine months ended September 30, 2021. In addition, one vendor accounted for approximately 16% of the Company’s accounts payable as of September 30, 2021.
Approximately 10% of direct purchases of inventory materials were made from one vendor for the year ended December 31, 2020. The vendor accounted for approximately 3% of the Company’s accounts payable as of December 31, 2020.
Approximately 10% and 10% of direct purchases of inventory materials were made from two vendors for the nine months ended September 30, 2020.
Use of Estimates
The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures of contingent assets and liabilities at the date of the condensed consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates are based on several factors including the facts and circumstances available at the time the estimates are made, historical experience, risk of loss, general economic conditions and trends and the assessment of the probable future outcome. Subjective and significant estimates include, but are not limited to, determinations of the useful lives and expected future cash flows of long-lived assets, including intangibles, estimates of allowances for uncollectible accounts, the reserve for slow-moving or obsolete inventory, determination of impairment, fair value estimates associated with business acquisitions, valuation of warrants, and the estimated fair value of the Company’s equity units and equity-based awards utilized for unit-based compensation. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of changes, if any, are reflected in the condensed consolidated statements of operations in the period that they are determined.
Redeemable Series B Preferred Units
The Company accounts for its Series B Preferred Units subject to possible redemption in accordance with the guidance in ASC Topic 480, Distinguishing Liabilities from Equity. Series B Preferred Units subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable preferred units (including preferred units that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as mezzanine equity at their initial carrying value, unless the units are currently redeemable or probable of becoming redeemable, at which time the value would be adjusted to redemption value. At all other times, preferred units are classified as members’ deficit. The Company’s Series B Preferred Units feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of September 30, 2021, there were 5,059,359 units of Series B Preferred Units subject to possible redemption presented as mezzanine equity, outside of the members’ deficit section of the Company’s condensed consolidated balance sheet, at a revised carrying value established following an extinguishment (see Note 10). This is because it is not probable that the Series B Preferred Units will become redeemable, as it is not probable the holders will have exercisable demand rights that could lead to a redemption at a time when they could exercise such rights.
Segment Information
The Company determined its operating segment after considering the Company’s organizational structure and the information regularly reviewed and evaluated by the Company’s chief operating decision maker (“CODM”) in deciding how to allocate resources and assess performance. The Company has determined that its CODM is its Chief Executive Officer. The CODM reviews the financial information on a consolidated basis for purposes of evaluating financial performance and allocating resources. On the basis of these factors, the Company determined that it operates and manages its business as one operating segment, that procures, markets, and distributes consumer products; and accordingly has one reportable segment for financial reporting purposes. Substantially, all of the Company’s long-lived assets are held in the United States.
Revenue Recognition
In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (“Accounting Standards Codification (“ASC”) Topic 606”), the Company recognizes revenues, net of sales returns and allowances and sales tax, when the performance obligation is satisfied. This is the point at which control of the promised goods or services are transferred to its customers, in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. Consistent with ASC 606-10-55-37B, the Company as principal recognizes revenue as the gross amount paid by the customer for the specified good or service.
Disaggregation of Revenue
The Company disaggregates revenue into categories that depict the nature, amount, and timing of revenue and cash flows based on differing economic risk profiles for each category. In concluding such disaggregation, the Company evaluated the nature of the products and services, consumer markets, sales terms, and sales channels which have similar characteristics such that the level of disaggregation provides an understanding of the Company’s business activities and historical performance. The level of disaggregation is evaluated annually and as appropriate for changes to the Company or its business, either from internal growth, acquisitions, divestitures, or otherwise.

The following table presents this disaggregation of revenue:
	Nine Months Ended September 30,
	2021	2020
	(In thousands)
Health and beauty	$91,367	$88,003
OTC medicine and medical	65,774	57,464
Hair care	41,852	37,077
Household	30,320	32,470
Nutrition	34,291	25,704
Other	28,411	27,405
Revenue	$292,015	$268,123
Substantially all of the Company’s product sales and service revenue is generated in the United States. International revenue is immaterial.
Product Sales
The Company generates revenue, including sales of products and related shipping fees, from the sale of health and beauty, hair care, nutrition, over-the-counter (“OTC”) medicine and medical, household and other categories of products, predominately through internet-based sales. The Company sells its products, generally from inventories held by the Company that are purchased prior to the receipt of the applicable customer order. The Company meets the control principal under ASC 606-10-25-25 because the Company has the ability to direct the use of, and obtain substantially all of the remaining benefits from, the purchased inventory. Customer orders are received through a variety of third-party marketplace partners, as well as through proprietary direct to consumer websites. The customer’s contract is directly with the Company and there is no contract between the customer and the manufacturer of the goods. When products are shipped to a customer, the Company’s performance obligation is met, and revenue is recognized when control passes to the customer. Shipping terms are normally free on board (“FOB”) shipping point and control passes when the products are shipped to the customer. The Company recorded $297.7 million and $272.2 million in gross product sales for the nine months ended September 30, 2021 and 2020, respectively.
The Company generally accepts returns within 30 days of receipt of an item. If it is the customer’s preference to initiate a return, the customer will be charged a return shipping fee, as well as a restocking fee. The Company recorded returns of $4.9 million and $4.5 million for the nine months ended September 30, 2021 and 2020, respectively. The Company offers discounts to their customers, and discounts of $2.1 million and $1.0 million were taken during the nine months ended September 30, 2021 and 2020, respectively.
There are no material upfront costs incurred to obtain contracts with customers. Under the Company’s loyalty program, the Company must fulfill loyalty program rewards earned by customers. The loyalty program redemption activity has been and continues to be insignificant to the Company’s results of operations. The loyalty programs are considered payables to customers and are accounted for as a reduction of revenue. The Company has no unsatisfied performance obligations at the end of each reporting period.
Service Revenue
Service revenue represents fees for distinct value-added services that the Company provides to third parties, which may include sample and insert distribution, website hosting, and other services aimed at growing and improving brands and sales. Revenue is billed monthly and earned and recognized over-time as the agreed upon services are completed. The Company recorded $0.3 million and $72 thousand in service revenue for the nine months ended September 30, 2021 and 2020, respectively. There is no contractually committed service revenue that would give rise to an unsatisfied performance obligation at the end of each reporting period.
Contract Balances
After completion of the Company’s performance obligations, the Company has an unconditional right to consideration as outlined in its contracts with customers. Customer receivables are generally collected in less than 30 days in accordance with the underlying payment terms. Customer receivables, which included accounts receivable and amounts due from related parties, were $2.0 million and $3.5 million as of September 30, 2021 and December 31, 2020, respectively. There were no contract liabilities as of September 30, 2021 and December 31, 2020.
Shipping and Handling Costs
Shipping and handling costs consist mainly of delivery charges. The Company classifies freight billed to customers as sales revenue and the related freight costs as selling and distribution expenses. Services are fulfilled upon shipment. Revenues related to shipping and handling were $1.1 million and $1.3 million, and freight costs were $66.8 million and $63.4 million for the nine months ended September 30, 2021 and 2020, respectively.
Emerging Growth Company Status
The Company is an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. The Company has elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that it (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. As a result, these condensed consolidated financial statements may not be comparable to companies that comply with the new or revised accounting pronouncements as of public company effective dates.
Recently Adopted Accounting Pronouncements
On January 1, 2020, the Company adopted FASB ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (collectively, “ASU No. 2016-01”), which updates certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The adoption of ASU No. 2016-01 did not have a material impact on the Company’s condensed consolidated financial statements.
Effective January 1, 2020, the Company adopted FASB ASU No. 2016-02, Leases (Topic 842) as subsequently amended (“ASU No. 2016-02”). The Company utilized the optional transition method set forth in ASU No. 2018-11 that allows entities to elect to initially apply the new lease accounting standard as of January 1, 2018 and recognize a cumulative-effect adjustment to the opening balance of members’ deficit at such date. In addition, the Company elected the transition package of practical expedients permitted within the standard, which allowed it to carry forward the historical lease classification for arrangements that commenced prior to the effective date. As a result of the adoption of ASU No. 2016-02 on January 1, 2018, the Company recorded both operating lease assets of $17.2 million and operating lease liabilities of $17.7 million with an immaterial opening impact to members’ deficit. The adoption of ASU No. 2016-02 had an immaterial impact on the Company’s condensed consolidated statements of operations and condensed consolidated statements of cash flows. The adoption of this standard also resulted in a change in the naming convention for leases classified historically as capital leases. These leases are now referred to as finance leases.
On January 1, 2020, the Company adopted FASB ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326) (“ASU No. 2016-13”). ASU No. 2016-13 was issued to bring consistency in the accounting treatment of different types of financial instruments, require consideration of a broader range of variables when forming loss estimates, and require immediate recognition of management’s estimates of current expected credit losses (“CECL”). This update is effective for public business entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. All entities may adopt the amendments in this update earlier as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The adoption of ASU No. 2016-13 did not have a material impact on the Company’s condensed consolidated financial statements.

On January 1, 2021, the Company early adopted FASB ASU No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU No. 2020-06”) using the modified retrospective method. ASU No. 2020-06 was issued to address issues identified as a result of the complexity associated with applying generally accepted accounting principles for certain financial instruments with characteristics of liabilities and equity. For convertible instruments, the FASB decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. In addition to eliminating certain accounting models, the FASB also decided to enhance information transparency by making targeted improvements to the disclosures for convertible instruments and earnings-per-share guidance. This update is effective for public business entities for fiscal years beginning after December 15, 2021, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginnings after December 31, 2020. The adoption of ASU No. 2020-06 did not have a material effect on the Company’s condensed consolidated financial statements.
Recent Accounting Pronouncements Not Yet Adopted
In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740) (“ASU No. 2019-12”). ASU No. 2019-12 was issued to simplify the accounting for income taxes. The amendments in this update remove certain exceptions and add other requirements to govern the accounting for income taxes. This update is effective for public business entities for fiscal years beginning after December 15, 2020. For all other entities, this update is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Company does not believe that the adoption of ASU No. 2019-12 will have a material effect on its results of operations, financial position, cash flows, or related disclosures.
In January 2020, the FASB issued ASU No. 2020-01, Investments — Equity Securities (Topic 321), Investments — Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU No. 2020-01”). ASU No. 2020-01 was issued to make targeted improvements to address certain aspects of accounting for financial instruments. The amendments in this update clarify the interaction of the accounting for equity securities upon the application or discontinuation of the equity method of accounting as well as considerations for forward contracts and purchased options on certain securities. This update is effective for public business entities for fiscal years beginning after December 15, 2020, and interim periods within those fiscal year. For all other entities, this update is effective for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years. The Company does not believe that the adoption of ASU No. 2020-01 will have a material effect on its results of operations, financial position, cash flows, or related disclosures.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) (“ASU No. 2020-04”). ASU No. 2020-04 was issued to ease the potential accounting burden expected when global capital markets move away from the London Interbank Offered Rate (LIBOR), the benchmark interest rate banks use to make short-term loans to each other. The amendments in this update provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this update are effective for all entities as of March 12, 2020 through December 31, 2022. The Company does not believe that the adoption of ASU No. 2020-01 will have a material effect on its results of operations, financial position, cash flows, or related disclosures.

3.
Merchandise Inventory, Net of Reserve

Merchandise inventory consists primarily of finished goods and materials and supplies. As of September 30, 2021 and December 31, 2020, merchandise inventory, net of reserve consisted of:
	As of
	September 30, 2021	December 31, 2020
	(In thousands)
Finished goods	$130,821	$99,016
Work in process	514	292
Materials and supplies	379	186
	131,714	99,494
Less: Reserve for obsolete and slow-moving items	7,190	4,792
Merchandise inventory, net of reserve	$124,524	$94,702
Work in progress consists of capitalized labor expense. To be received into “Fulfilled by Amazon” (“FBA”) facilities, products must be specifically prepared using Amazon-approved methods and materials. The Company has a specific department that specializes in preparing products in these ways and they are dedicated to assembling and preparing the inventory to make them ready for sale. The cost to prepare such inventory is capitalized and included in work in progress.
4.
Property and Equipment, Net

Property and equipment, net consisted of the following as of September 30, 2021 and December 31, 2020:
	As of
	September 30, 2021	December 31, 2020
	(In thousands)
Leasehold improvements	$4,220	$3,554
Warehouse equipment	23,151	15,796
Furniture and fixtures	2,323	1,743
Software	558	558
Machinery to be placed in service	3,861	5,848
	34,113	27,499
Less: Accumulated depreciation	8,963	6,154
Property and equipment, net	$25,150	$21,345
The Company incurred depreciation expense of $3.0 million and $1.3 million for the nine months ended September 30, 2021 and 2020, respectively. This is included within cost of goods sold and warehousing and general and administrative expenses on the condensed consolidated statements of operations.
Included in warehouse equipment as of September 30, 2021 and December 31, 2020 are assets under finance leases with a carrying value of $1.6 million and $1.9 million, respectively.
5.
Goodwill and Acquired Intangible Assets

Goodwill
The Company had no changes to Goodwill for the nine months ended September 30, 2021. As of September 30, 2021 and December 30, 2020, Goodwill was $1.4 million.

Acquired Intangible Assets
The following table summarizes the Company’s acquired intangible assets with remaining net book value as of September 30, 2021:
	Acquired Intangibles, Gross	Accumulated Amortization	Acquired Intangibles, Net	Weighted Average Remaining Useful Life (in years)
	(In thousands)
Customers lists	$60	$(19)	$41	2
Patents	179	(21)	158	7
Trade name	120	(37)	83	2
Trademarks	239	(75)	164	2
Total acquired intangible assets	$598	$(152)	$446
The following table summarizes the Company’s acquired intangible assets with remaining net book value as of December 31, 2020:
	Acquired Intangibles, Gross	Accumulated Amortization	Acquired Intangibles, Net	Weighted Average Remaining Useful Life (in years)
	(In thousands)
Customers lists	$60	$(4)	$56	3
Patents	179	(4)	175	8
Trade name	120	(8)	112	3
Trademarks	239	(15)	224	3
Total acquired intangible assets	$598	$(31)	$567
Expected future amortization expense of acquired finite-lived intangible assets for the years ended December 31 is as follows:
Fiscal Year	Amount
(In thousands)
2021 (excluding the nine months ended September 30, 2021)	$41
2022	162
2023	136
2024	22
2025	22
Thereafter	63
$446
Intangible assets are included within other assets on the condensed consolidated balance sheets.

6.
Other assets

Other assets consisted of the following as of September 30, 2021 and December 31, 2020:
	As of
	September 30, 2021	December 31, 2020
	(In thousands)
Capitalized transaction costs	$4,081	$—
Cost of capital, net of amortization	1,150	994
Security deposits	1,142	1,206
Investment in subsidiary	1,020	1,028
Capitalized software costs	732	—
Intangible assets, net of amortization	446	568
Other assets	381	241
Total other assets	$8,952	$4,037

7.
Debt

The following table presents the components of long-term debt as of September 30, 2021 and December 31, 2020:
	As of
	September 30, 2021	December 31, 2020
	(In thousands)
Finance lease obligations(a)	$1,535	$1,831
Term loan with a financial institution for the purchase of equipment(b)	444	1,420
Term loan with a vendor for the purchase of equipment(c)	—	47
Term loan with a financial institution for the purchase of equipment(d)	345	499
Paycheck Protection Program term loan(e)	4,573	4,573
2021 Convertible Notes	113,751	—
	120,648	8,370
Less: Deferred financing costs, net	3	14
	120,645	8,356
Less: Current portion	5,674	6,564
Long-term portion of debt and finance lease obligations	$114,971	$1,792
Debt and Finance Lease Obligations
Debt and finance lease obligations consist of the following as of September 30, 2021 and December 31, 2020:
(a)
Due in monthly installments ranging from $0 to $14 thousand including interest ranging from 3.9% to 7.56%, through November 2025, collateralized by the related equipment purchased.

(b)
Due in monthly installments of $0.1 million including interest at 4.56% through January 2022. The loan is collateralized by equipment with a book value of $4.8 million as of December 31, 2020. The loan is guaranteed by one of the members and is subordinate to the Senior Term Loan. The loan is payable to a holder of Series A Preferred Units.

(c)
Due in monthly installments of $47 thousand, including interest at 7% through January 2021. The loan was collateralized by equipment with a book value of $4.8 million as of December 31, 2020.

(d)
Due in monthly installments of $19 thousand, including interest at 5.11% through April 2023. The loan is collateralized by equipment with a book value of $0.7 million as of December 31, 2020. The loan is guaranteed by one of the members and is subordinate to the Senior Term Loan.

(e)
Due in two years with a deferral period for principal and interest payments which ended in February 2021. Interest accrues at a rate of 1% after the deferral period.

Interest expense related to long-term debt and finance lease obligations was $5.6 million and $3.8 million for the nine months ended September 30, 2021 and 2020, respectively.
Aggregate annual maturities of long-term debt and finance lease obligations for each of the next five years are as follows for the years ending December 31:
Fiscal Year	Finance Lease Obligations	Long-Term Debt	Total
	(In thousands)
2021 (excluding the nine months ended September 30, 2021)	$221	$5,016	$5,237
2022	495	340	835
2023	445	77	522
2024	391	—	391
2025 and thereafter	205	113,751	113,956
	1,757	119,184	120,941
Less: Amounts representing interest	222	71	293
Total	$1,535	$119,113	$120,648
Paycheck Protection Program Loan
In April 2020, the Company received loan proceeds in the amount of $4.6 million under the Paycheck Protection Program (“PPP”) which was established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) administered through the Small Business Administration (“SBA”). The PPP provides loans to qualifying businesses in amounts up to 2.5 times their average monthly payroll expenses and was designed to provide a direct financial incentive for qualifying businesses to keep their workforce employed during the Coronavirus crisis. PPP loans are uncollateralized and guaranteed by the SBA and are forgivable after a “covered period” (eight or twenty-four weeks) as long as the borrower maintains its payroll levels and uses the loan proceeds for eligible expenses, including payroll, benefits, mortgage interest, rent and utilities. The forgiveness amount will be reduced if the borrower terminates employees or reduces salaries and wages more than 25% during the covered period. Any unforgiven portion is payable over 2 years if issued before, or 5 years if issued after, June 5, 2020 at an interest rate of 1% with payments deferred until the SBA remits the borrower’s loan forgiveness amount to the lender, or, if the borrower does not apply for forgiveness, ten months after the end of the covered period. PPP loan terms provide for customary events of default, including payment defaults, breaches of representations and warranties, and insolvency events and may be accelerated upon the occurrence of one or more of these events of default. Additionally, PPP loan terms do not include prepayment penalties.
The Company used all proceeds for purposes consistent with the PPP requirements and currently believes that it will meet the conditions for forgiveness of the loan.
If the Company’s PPP loan, or a portion of it, is ultimately not forgiven, the loan will be subject to the PPP terms and conditions discussed above. The SBA reserves the right to audit any PPP loan, regardless of size. These audits may occur after forgiveness has been granted. In accordance with the CARES Act, all borrowers are required to maintain their PPP loan documentation for six years after the PPP loan was forgiven or repaid in full and to provide that documentation to the SBA upon request.
Revolving Line of Credit — Asset-backed Credit Facility
In September 2019, the Company refinanced its existing Line of credit facility and entered into a senior financing agreement (“Senior Financing Agreement”) with an entity affiliated with a Series A Preferred member.

The Senior Financing Agreement provided for a term loan (“Senior Term Loan”) in the aggregate principal amount of $15.0 million and a revolving credit facility (Revolver Agreement) which was not to exceed, the lower of 85% of eligible accounts receivable plus 65% of eligible net inventory (as defined), or $60.0 million. Advances on the Revolver Agreement bore interest, at the Company’s option, at either LIBOR plus 8% per annum; or the prime lending rate as published by the Wall Street Journal plus 7% per annum.
In July 2020, the Company refinanced the existing Senior Financing Agreement, and entered into a new senior secured term loan agreement (“New Term Loan”) and Asset-backed Credit Facility (“ABL Credit Facility”). The ABL Credit Facility, which matures in July 2022, provides for borrowings not to exceed, the lower of 90% of eligible accounts receivable plus 70% of eligible net inventory (as defined), or $75.0 million. Borrowings under the ABL Credit Facility bear interest at a rate per annum equal to the 90-day LIBOR, with a 0.75% rate floor, plus 3%. The Company is also required to pay a commitment fee which shall accrue at a rate of 0.5% per annum on the average daily amount of the available revolving commitment during the period from the effective date to the day before the revolving commitments terminate. During January 2021, the ABL Credit Facility was amended to allow for a maximum borrowing of up to $100.0 million. On August 18, 2021, the Company increased its ABL Credit Facility to $150.0 million and the maturity date of the facility was extended to January 15, 2023.
All obligations under the ABL Credit Facility are guaranteed on a senior secured first-lien basis by the Company’s wholly owned domestic subsidiaries, subject to certain expectations, and secured, subject to permitted liens and other expectations, by a perfected first-priority security interest in substantially all of the Company’s and its wholly owned subsidiaries. This includes the lenders having cash dominion over the Company’s operating accounts and, in specified circumstances, over the Company’s investment account.
As of September 30, 2021 and December 31, 2020, the Company had $68.0 million and $58.5 million respectively in outstanding borrowings on the ABL Credit Facility, and interest expense related to this agreement for the nine months ended September 30, 2021 and 2020 was $2.0 million and $4.4 million, respectively. The fair value of the variable-rate ABL Credit Facility borrowings as of September 30, 2021 and December 31, 2020 approximates carrying value and has been classified as a Level 2 financial liability (as defined in Note 2, “Summary of Significant Accounting Policies” of the “Notes to Consolidated Financial Statements” included in the consolidated financial statements and notes for the year ended December 31, 2020).
The ABL Credit Facility contains a subjective acceleration clause (“SAC”), which permits the lender to accelerate the scheduled maturity date of the Line upon a material adverse change in the business. In connection with a breach of certain covenants and introduction of substantial doubt about the Company’s ability to continue as a going concern, the lenders waived the conditions of default. Based on the waiver, management has determined that acceleration of payment is unlikely, and as such the ABL Credit Facility is presented as noncurrent as of September 30, 2021 and December 31, 2020.
Other Financing Arrangements
Term Note and Warrants Issued
During the year ended December 31, 2020, the Company entered into a Term Loan Credit Agreement (“Term Loan”) in an aggregate principal amount of $25.0 million. The Term Loan bore interest of 12% per annum (inclusive of 3% PIK interest) and had a maturity date of July 24, 2022. In November 2020, the Term Loan was repaid.
In connection with the Term Loan, as discussed in Note 9, the Company issued the lender warrants to purchase 149,094 common units. Upon issuance, these warrants were determined to be subject to liability accounting and the initial fair value of the warrants was determined to be $3.2 million which is considered a discount to the note and is recorded as a liability. As of September 30, 2021 and December 31, 2020, the stated fair value of the warrants was $9.7 million and $9.0 million, respectively, and the change in fair value of $0.7 million for the nine-months ended September 30, 2021 was recorded as a loss on change in fair value of debt and warrant liability in the condensed consolidated statement of operations.

The warrants have an exercise price of $0.001 per unit and are exercisable through July 24, 2030. In the event the warrant is not exercised prior to expiration, the common units will be automatically issued on the expiration date.
The following is a schedule of changes in warrants issued and outstanding from December 31, 2020 to September 30, 2021:
Units
Outstanding as of December 31, 2020	149,094
Warrants issued	—
Outstanding as of September 30, 2021	149,094
The following is a schedule of changes in warrants issued and outstanding from December 31, 2019 to September 30, 2020:
Units
Outstanding as of December 31, 2019	—
Warrants issued	149,094
Outstanding as of September 30, 2020	149,094
2020 Convertible Debt
During the year ended December 31, 2020, the Company issued convertible bridge loans (“Convertible Notes”) in an aggregate principal amount of $40.0 million, pursuant to a private placement offering. The Convertible Notes bore interest at 5% per annum and matured twelve months from the date of issuance, at which time the principal and any accrued but unpaid interest shall be due and payable. The Company elected the fair value option for the Convertible Notes under ASC Topic 825, Financial Instruments, with changes in fair value recorded in earnings each reporting period.
The Convertible Notes did not include any financial covenants and were subject to acceleration upon the occurrence of specified events of default. The Convertible Notes were subject to the following conversion and repayment features:
•
In the event the Company completed a qualified financing, which is defined as the sale of Preferred Units for gross proceeds of at least $60.0 million or an initial public offering (“IPO”) prior to the maturity date of the Convertible Notes, all principal and accrued interest will automatically convert into Series B-1 Preferred Units.

•
In the event the Company completed a non-qualified financing, or consummated a sale of the Company, as defined, prior to the maturity date of the Convertible Notes, at the election of the note holder, all principal and accrued interest can be converted into Series B-1 Preferred Units.

The conversion price with respect to an automatic or elective conversion is the lesser of (i) 80% of the lowest price per unit paid in cash by the other investors for Standard Preferred Units sold in a qualified or non-qualified Financing, as applicable or (ii) the price per unit determined by dividing (A) $500.0 million (valuation cap) by (B) the fully diluted capitalization of the Company immediately prior to the qualified or non-qualified financing, as applicable.
In November 2020, the Company completed a qualified financing, and as a result the Convertible Notes were automatically converted into 1,140,130 Series B-1 Preferred Units.
2021 Convertible Notes
Effective September 8, 2021, the Company signed agreements related to the deferred completion of the merger agreement with a SPAC that included private placements of an aggregate amount of $180.0 million which consisted of the sale on September 9, 2021 of $110.0 million in convertible notes (“2021 Convertible Notes”), and the future sale of $70.0 million of PIPE funding, as disclosed in Note 1.

The 2021 Convertible Notes bear interest at 5% per annum and mature five years from the date of issuance, at which time the principal and any accrued but unpaid interest are due and payable. The 2021 Convertible Notes do not include any financial covenants and are subject to acceleration upon the occurrence of specified events of default. The Company elected the fair value option for the 2021 Convertible Notes under ASC Topic 825, with changes in fair value recorded in earnings each reporting period.
The 2021 Convertible Notes are subject to the following conversion and repayment features:
•
If the Company consummates a business combination with Highland Transcend Partners I Corp (“Highland Transcend”), the outstanding principal and accrued and unpaid interest on the 2021 Convertible Notes will automatically convert at the closing of a business combination into shares of Highland Transcend at a price per share that represents a 15% discount to the deemed price per share of the merger consideration received by the Company’s equity holders.

•
If the Company consummates a qualified listing event, which is defined as (i) a listing of common equity through acquisition by or merger with a special purpose acquisition company listed on the NYSE or Nasdaq other than Highland Transcend, in which the resulting parent company in such transaction realizes total proceeds from such business combination of at least $100 million, (ii) a firm commitment underwritten public offering pursuant to an effective registration under the Securities Act with proceeds of at least $100 million, or (iii) a direct listing of common equity securities on the NYSE or Nasdaq with a minimum market capitalization of at least $1 billion, the outstanding principal and accrued and unpaid interest on the 2021 Convertible Notes will automatically convert into a shares at a price per share that represents a 15% discount to the deemed price per share of the qualified listing event.

•
If the Company consummates a qualified financing, which is defined as an equity financing for the sale of the Company’s equity securities other than in a business combination with Highland Transcend or a qualified listing event, with an aggregate sales price of not less than $100 million, the outstanding principal and accrued and unpaid interest on the 2021 Convertible Notes will automatically convert into units at a price per unit that represents a 15% discount to the deemed price per unit of the qualified financing.

•
If the Company consummates a non-qualified financing, which is defined as an equity financing other than a business combination with Highland Transcend, a qualified financing or qualified event, each 2021 Convertible Note may, upon the election of the holder, convert into units at a price per unit that represents a 15% discount to the deemed price per unit of the non-qualified financing.

•
If the business combination with Highland Transcend is terminated, each 2021 Convertible Note may be converted prior to the maturity date, at the election of the holder, into units at a price per unit equal to $1.550 billion divided by the number of outstanding units after giving effect to the conversion, exchange or exercise of all securities which are convertible, exchangeable or exercisable to acquire units, determined as of the election date.

If the 2021 Convertible Notes are prepaid or converted, including in connection with the closing, prior to the one-year anniversary of the issuance thereof, an additional amount of interest will accrue equal to an amount that would have accrued from the date of such prepayment or conversion to, but excluding, the first anniversary of the issuance thereof. The 2021 Convertible notes have been stated at the fair value of $113.8 million as of September 30, 2021 and the resultant change in fair value of $3.8 million recorded as a loss on change in fair value of debt and warrant liability in the condensed consolidated statement of operations.
Related Party Debt
“During the nine months ended September 30, 2021, the Company entered into two facility agreements with a related party supplier who, as lender, agreed to provide the Company, as borrower, with two secured term loan facilities of up to $1.0 million each. Interest is accrued at the prime rate. The outstanding balance of the debt which has been classified as long term is $0.6 million as of September 30, 2021.”

8.
Leases

The components of lease cost for the nine months ended September 30, 2021 and 2020 were as follows:
	Nine Months Ended September 30,
	2021	2020
	(In thousands)
Operating lease cost	$5,452	$2,513
Sublease income	(368)	(368)
Short-term lease cost	824	266
Finance lease cost:
Amortization of leased assets	945	757
Interest on leased liabilities	68	30
Total lease cost	$6,921	$3,198
Supplemental balance sheet information relating to operating and finance leases is as follows as of September 30, 2021 and December 31, 2020:
		As of
	Classification	September 30, 2021	December 31, 2020
		(In thousands)
Assets:
Operating lease right-of-use assets	Operating lease right-of-use asset	$44,046	$47,703
Finance lease assets, net	Property and equipment	1,602	1,919
		$45,648	$49,622
Liabilities:
Current
Operating lease liabilities	Current portion of operating lease liabilities	$4,563	$4,271
Finance lease liabilities	Current portion of finance leases	442	429
Noncurrent
Operating lease liabilities	Noncurrent operating lease liabilities	41,785	45,205
Finance lease liabilities	Long-term finance lease liabilities	1,093	1,402
Total lease liabilities		$47,883	$51,307
Weighted average remaining lease term (years):
Operating leases		8.95	9.65
Finance leases		3.66	4.40
Weighted average discount rate:
Operating leases		4.51%	4.51%
Finance leases		5.26%	5.25%
The following sets forth supplemental cash flow information related to operating and finance leases for the nine months ended September 30, 2021 and 2020:

	Nine Months Ended September 30,
	2021	2020
	(In thousands)
Operating cash outflows from operating leases	$2,190	$2,231
Operating cash outflows from finance leases	68	30
Financing cash outflows from finance leases	322	133

9.
Commitments and Contingencies

Lease Commitments
The Company entered into a lease arrangement during the nine months ended September 30, 2021 with a third-party for the lease of an industrial building that the lessor acquired on September 24, 2021. The lessor is currently making significant leasehold improvements at their expense. The lease term is expected to commence in the first quarter of 2022 when the Company has full usage and control of the facility. Because the lease term did not commence during the nine months ended September 30, 2021, this lease and the accompanying right of use asset have not been included in the condensed consolidated balance sheet as of September 30, 2021.
Purchase Commitments
The Company has made certain contractual minimum purchase commitments with brand partners with respect to the purchase of inventory for resale. As of September 30, 2021 and December 31, 2020, total contractual minimum purchase commitments amounted to $42.5 million and $33.8 million. The Company expects that such commitments will be met, modified, or waived.
Contingencies
The Company believes that it has adequately accrued for the potential impact of loss contingencies that are probable and reasonably estimable. The Company does not believe that the ultimate resolution of any matters to which it is presently a party will have a material effect on the Company’s results of operations, financial condition, or cash flows. However, the ultimate outcome is not known, and an unfavorable resolution of one or more of these matters could have a material effect on the Company’s financial condition, results of operations or cash flows.
10.
Mezzanine Equity and Members’ Deficit

Unit Split
On February 19, 2020, the Company’s Board of Managers approved a 1 for 10,000 split for each issued and outstanding class of Unit. All references to unit and per unit information have been recast to give effect for the split.
Operating Agreement
On November 6, 2020, the Company’s operating agreement was amended to provide for the authorization of the following classes of units:
•
22,000,000 Common Units

•
3,325,000 Series A Preferred Units

•
4,979,030 Series B Preferred Units

•
1,140,130 Series B-1 Preferred Units

•
1,484,628 Incentive Units

On May 27, 2021, the Company’s operating agreement was amended to provide for the authorization of the following classes of units:

•
5,125,746 Series B Preferred Units

•
1,140,130 Series B-1 Preferred Units

On September 8, 2021, in connection with the signing of the Merger Agreement with the SPAC (see Note 1), the Company’s operating agreement was amended and restated to include the contemplated business combination with the SPAC as a deemed liquidation event, in respect of which holders of preferred units are entitled to receive the greater of their applicable liquidation preference or the amount to which they would be entitled on an as-if-converted basis. Prior to such amendment and restatement, if such preferred units were to be converted to common units in accordance with the terms of the prior operating agreement, the holders of preferred units would only be entitled to receive the as-if-converted value upon the contemplated business combination with the SPAC. At the same time, the conversion price at which the Series B Preferred Units are convertible into Common Units in the event of an IPO was reduced from $60.2527 to $53.0307 per Series B Preferred Unit. The holders of Series A Preferred Units and the holders of Series B-1 Preferred Units receive greater value on an as-if-converted basis and their conversion amounts remained unchanged. Accordingly, the value such units are entitled to as a result of the contemplated business combination is unaffected by the amendment and restatement (assuming such preferred units had converted into common units in accordance with the terms of the prior operating agreement). As a result of such amendment and restatement, the holders of Series B Preferred Units are now entitled to receive, with respect to their Series B Preferred Units, the greater of the as-converted value and a one and one-half times (1.5x) the original issue price of their Series B Preferred Units in connection with such contemplated business combination. Prior to such amendment, if the Series B Preferred Units were to be converted to common units upon or as a result of such contemplated business combination with the SPAC in accordance with the terms of the prior operating agreement, the proceeds allocated to the holders of Series B Preferred Units, with respect to such Series B Preferred Units, would have been determined on an as converted to common unit basis without any corresponding liquidation preference. The above-mentioned amendment has been treated as an extinguishment under U.S. GAAP as it significantly changes a substantive contractual right of the Series B Preferred Units.
Membership Units issued and outstanding as of September 30, 2021 and December 31, 2020 are as follows:
	As of
	September 30, 2021	December 31, 2020
Common Units	8,765,894	8,911,564
Series A Preferred Units	2,575,000	2,575,000
Series B Preferred Units	5,059,359	4,327,961
Series B-1 Preferred Units	1,140,130	1,140,130
Series A Preferred Units
The Series A Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series A Preferred holder, on a 1-for-1 basis and have voting rights equal to the conversion basis. The Series A Preferred Units also have a liquidation preference to the Common Units of $40.00 per Series A Preferred Unit. The Series A Preferred Units are classified as permanent equity as the holders are not able to direct the Company to initiate a sale of the Company or an IPO. Further, the Series A Preferred Units are not redeemable for cash or other assets upon the occurrence of an event that is not solely within the issuer’s control.
Series B Preferred Units
During the nine months ended September 30, 2021, the Company issued 731,398 units of Series B Preferred Units at a price of $60.25 per unit for an aggregate sales price of $44.1 million, net of issuance costs of $0.5 million.
The Series B Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series B Preferred holder, on a 1 for 1 basis. Each Preferred Unit shall be convertible into the number of Common Units that is equal to the Original Issue Price divided by the Conversion Price. The holders of the Series B Preferred Units have voting rights equal to the conversion basis, as well as liquidation preference to the Common Units of $90.379 per Series B Preferred unit.
At any time after August 6, 2025, the holders may direct the Company to initiate a sale of the Company or IPO by providing an irrevocable written notice (an “Exit Demand”). Upon receipt of the Exit Demand, the Board of Directors can elect to approve or reject the Exit Demand. If the Exit Demand is rejected upon a vote of the Board of Directors, the Series B Preferred Units must be redeemed. If the Exit Demand is approved, the holders can determine whether to sell the Company or proceed with an IPO. The Series B Preferred Units are redeemable under either scenario at a price equal to the greater of (i) the fair market value of such Series B Preferred Units or (ii) the aggregate liquidation preference amount of the Series B Preferred Units then held by the holders. As the redemption of Series B Preferred Units or the completion of an initial public offering are not solely within the control of the Company, the Series B Preferred Units are classified as mezzanine equity.
The Series B Preferred Units have been adjusted to a revised carrying value at the date of the above-mentioned amendment in accordance with the derecognition extinguishment model. The resultant change in value of $92.6 million has been recorded as additional paid-in-capital and accumulated members’ deficit in the condensed consolidated statements of changes in mezzanine equity and members’ deficit and reflected in earnings per share as required by U.S. GAAP (see Note 12).
Series B-1 Preferred Units
The Series B-1 Preferred Units are convertible into Common Units, at the option of the holders or automatically upon the completion of a qualified public offering or majority vote of the Series B Preferred holders, on a 1 for 1 basis. Each Preferred Unit shall be convertible into the number of Common Units that is equal to the Original Issue Price divided by the Conversion Price. The holders of the Series B-1 Preferred Units have voting rights equal to the conversion basis, as well as a liquidation preference to the Common Units of $53.4595 per Series B-1 Preferred Unit. The Series B-1 Preferred Units are classified as permanent equity as the holders are not able to direct the Company to initiate a sale of the Company or an IPO.
Redemptions
During the nine months ended September 30, 2021, the Company redeemed a total of 146,451 common units and 20,658 vested options at a price of $60.25 per unit for an aggregate purchase price of $9.5 million, net of transaction costs of $0.6 million.
Common Unit Warrants
As discussed in Note 7, on July 24, 2020, the Company issued a warrant to a lender to the Company. The warrant entitles the holder to purchase 149,094 common units at an exercise price of $0.001 per unit. The warrant expires on July 24, 2030 and is exercisable at any time prior to the expiration date. Common Unit warrants are classified as a liability to the Company.
Member Loans
The Company has entered into loan agreements, as amended, with three members with total principal amounts due to the Company of $1.0 million. The loans receivable accrue interest on the unpaid balance at the rate of 3% per annum above the prime rate published by the Wall Street Journal (3.25% as of September 30, 2021 and December 31, 2020). Repayments of the loans are to be made from future distributions of net earnings of the Company. In the event that there are not sufficient net earnings to pay the principal and accrued interest on the loans before the seventh anniversary of the loans, the remaining balance of principal and interest outstanding in March 2023 will become payable on demand. During the nine-months ended September 30, 2021, the Company received a repayment of $1.0 million on the member loans. As of September 30, 2021 and December 31, 2020, the outstanding balances on the loans receivable were $0.3 million and $1.3 million, respectively. These are included as a contra-equity account within members’

deficit of the condensed consolidated balance sheets and the condensed consolidated statements of changes in mezzanine equity and members’ deficit.
11.
Equity-Based Compensation

Incentive Units
On June 11, 2018 the Board of Directors adopted and approved the 2018 Equity Incentive plan (“the Plan”). The Plan provides for the grant of incentive units, profits interests, restricted unit awards and other awards to management, employees, or advisors of the Company.
In December 2018, the Company granted 149,040 Profit Interest Units to certain employees.
In February 2020, the Company provided an incentive for certain officers, directors, employees, consultants, and advisors by granting options to purchase Common Units under the Plan (“Incentive Units”). As a result of the agreement to issue the Incentive Units, the previously issued Profit Interest Units were cancelled.
All Incentive Units granted under the Plan will have an exercise price determined at the time of grant, which shall not be less than the market price of the Common Unit at such time. Both the vesting period and term of the Incentive Units in the Plan are determined at the time of grant. Most of the grants outstanding under the Plan have been approved with a four-year vesting schedule with 25% vesting after one year and the remainder vesting evenly over the remaining 36 months. Compensation cost is recognized on a straight-line basis over the requisite service period for cliff-vesting awards.
The following table summarizes the activity of Incentive Units for the nine months ended September 30, 2021 and 2020:
	Incentive Units	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)
Outstanding as of December 31, 2020	436,540	$6.44	9.17
Granted	485,678	60.25
Forfeited	(23,524)	43.42
Cancelled	(20,658)	6.44
Exercised	(781)	6.44
Outstanding as of September 30, 2021	877,255	$35.24	9.05
Vested and exercisable as of December 31, 2020	152,885	$6.44	9.17
Vested and exercisable as of September 30, 2021	268,022	$13.92	8.45
	Incentive Units	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)
Outstanding as of December 31, 2019	149,040	N/A	3.97
Granted	445,290	6.44
Cancelled	(152,790)	N/A
Exercised	—	—
Outstanding as of September 30, 2020	441,540	$6.44	9.41
Vested and exercisable as of December 31 2019	126,680	N/A	3.97
Vested and exercisable as of September 30, 2020	140,713	$6.44	9.42
The Company recognized $2.8 million and $19 thousand of equity-based compensation expense related to Incentive Units for the nine months ended September 30, 2021 and 2020. As of September 30,

2021 and December 31, 2020, the Company had $15.0 million and $1.0 million, respectively, of unrecognized equity-based compensation expense that is expected to be recognized over a weighted-average period of 2.47 years and 2.16 years, respectively.
The grant date fair value of the Incentive Units granted during the nine months ended September 30, 2021 and 2020 was estimated at the time of grant using the Black-Scholes option pricing model and utilized the following weighted average assumptions:
	Nine Months Ended September 30,
	2021	2020
Fair value of common unit (per unit)	$60.25	$6.44
Expected term (in years)	0.50-6.08	6.08
Risk-free interest rate	1.25% – 1.63%	1.50%
Expected volatility	58.50%	60.50%
Dividend yield	0.00%	0.00%
The Company accounts for forfeitures as and when they occur. If an employee forfeits an award because they fail to complete the requisite service period, the company will reverse compensation cost previously recognized in the period the award is forfeited. The Company determined that this would be appropriate due to the low turnover rate coupled with the fact that a majority of the persons that were granted options are directors or officers of the Company along with employees that have already completed a number of years of service.
The expected term of Incentive Units granted is based on an estimate of when the units will be exercised in the future. The Company applies the “Simplified Method” of estimating the expected term of the units, as described in the SEC’s Staff Accounting Bulletins 107 and 110, as the Company does not have sufficient exercise history to estimate the expected term of its historical Incentive Unit awards. The expected term, calculated under the simplified method, is applied to groups of Incentive Units that have similar contractual terms. Using this method, the expected term is determined using the average of the vesting period and the contractual life of the Incentive Units granted.
The weighted average fair value of Incentive Units granted during the nine months ended September 30, 2021 and 2020 was estimated to be $32.94 per unit and $3.56 per unit, respectively. The aggregate fair value of units vested during the nine months ended September 30, 2021 and 2020 was $1.5 million and $0.5 million, respectively.
A summary of the status of the Company’s Incentive Units as of September 30, 2021 and December 31, 2020 and the changes during the nine months ended September 30, 2021 and 2020 is as follows:
	Incentive Units	Weighted -Average Grant Date Fair Value
Nonvested, as of December 31, 2020	283,655	$3.64
Granted	485,678	32.94
Forfeited	(23,524)	24.01
Vested	(136,576)	11.01
Nonvested, as of September 30, 2021	609,233	$24.56
	Incentive Units	Weighted -Average Grant Date Fair Value
Nonvested, as of December 31, 2019	22,360	$4.17
Granted	445,290	3.56
Cancelled	(26,110)	4.09
Vested	(140,713)	3.39
Nonvested, as of September 30, 2020	300,827	$3.64

The following table illustrates the classification of equity-based compensation in the condensed consolidated statements of operations:
	Nine Months Ended September 30,
	2021	2020
	(In thousands)
Selling and distribution expenses	$1,385	$32
Warehousing and general and administrative expenses	1,454	161
	$2,839	$193

12.
Net Loss Per Unit

Basic net loss per unit is computed using the weighted-average number of common units outstanding during the period. Diluted net loss per unit is computed using the weighted-average number of common units and, if dilutive, common unit equivalents outstanding during the period.
The following table presents the calculation of basic and diluted net loss per unit:
	Nine Months Ended September 30,
	2021	2020
	(In thousands, except unit amounts and per unit data)
Net loss(a)	$(102,265)	$(80,960)
Net loss attributable to Packable Holdings, LLC(a)	(102,219)	(80,960)
Preferred deemed dividends – Redeemable Preferred Units(b)	(92,574)	—
Net loss attributable to Common Unit holders	(194,839)	—
Net loss attributable to Packable Holdings, LLC Common Unit holders	(194,793)	—
Weighted average common units outstanding – basic and diluted	8,976,515	10,000,010
Net loss per unit:
Basic and diluted	$(21.71)	$(8.10)
Basic and diluted attributable to Packable Holdings, LLC	$(21.70)	$(8.10)

(a)
According to Section 3.4 of the Limited Liability Company Agreement, there is no obligation for any member to make additional capital contributions to cover losses. In addition, no dividends have been issued over the past several years. The preferred holders do not receive cumulative dividends, but to the extent a dividend was issued to common holders and not preferred it would be a recapitalization and the preferred holders would receive an equitable adjustment.

(b)
Represents extinguishment adjustment to redeemable preferred units (see Note 10).

The following potentially dilutive securities were excluded from the calculation of diluted net loss per unit due to their anti-dilutive effect:
	Nine Months Ended September 30,
	2021	2020
Outstanding Series A Preferred Units	2,575,000	3,325,000
Outstanding Series B Preferred Units	5,059,359	—
Outstanding Series B-1 Preferred Units	1,140,130	—
Unexercised Incentive Units outstanding	877,255	441,540
Total potentially dilutive securities	9,651,744	3,766,540

13.
Related-Party Transactions

Debt
The Company has two term loans with financial institutions for the purchase of equipment that are guaranteed by one of the members. As of September 30, 2021 and December 31, 2020, the loan balances were $0.4 million and $1.4 million, respectively. See Note 7 for further details.
The Company entered into two secured term loan facilities of $1.0 million each with a related party supplier. As of September 30, 2021, the loan balances were a total of $0.6 million. See Note 7 for further details.
Inventory Purchases
The Company made purchases, net of discounts and rebates, of $64.5 million and $60.9 million for the nine months ended September 30, 2021 and 2020, respectively from related party suppliers. As of September 30, 2021 and December 31, 2020, the Company had $13.6 million and $24.2 million, respectively, of outstanding payables and $1.7 million and $2.2 million, respectively, of outstanding receivables related to these purchases, which are included in its condensed consolidated balance sheets.
Operating Lease Payments
The Company made $1.1 million in rental payments for the nine months ended September 30, 2021 and 2020 respectively, related to a 15-year lease with a member for a warehouse located in Hauppauge, New York, which expires in March 2031.
The Company also made $0.8 million in rental payments for the nine months ended September 30, 2021 and 2020 related to a 3-year and 7-month operating lease with a member for a warehouse located in Ronkonkoma, New York. This lease expires in November 2022.
Interest Expense
During the nine months ended September 30, 2021 and 2020, the Company incurred $1.6 million and $8.4 million in interest and fees related to loans from related parties.
14.
Retirement Plan

The Company has a defined contribution plan pursuant to Section 401(k) of the Internal Revenue Code. The plan covers all full-time employees who have reached the age of 21 years. Employees may elect to defer compensation up to a dollar limit (as allowable by the Internal Revenue Code), and the amounts deferred by the employee vest immediately. For the nine months ended September 30, 2021, the Company paid $0.7 million in matching contributions where 50% will vest after the first anniversary of the employee’s hire date and 50% will vest upon their second anniversary of their hire date. The Company did not provide matching contributions for the nine months ended September 30, 2020.
15.
Subsequent Events

The Company has evaluated all events subsequent to September 30, 2021 and through December 8, 2021, which represents the date these condensed consolidated financial statements were available to be issued. The Company is not aware of any subsequent event that would require recognition or disclosure in the condensed consolidated financial statements that has not been disclosed below.
Effective November 5, 2021, the Company entered into a lease agreement for certain general, executive, and administrative office use purposes, with immediate effect. The agreement commits the Company to aggregate fixed rent payments of approximately $4.4 million over the lease term of approximately six years, together with variable additional rent payments related to the Company’s share of certain operating expenses, utilities, and property taxes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholders and the Board of Directors of
Highland Transcend Partners I Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of Highland Transcend Partners I Corp. (the “Company”), as of December 31, 2020, the related statements of operations, changes in shareholders’ equity and cash flows for the period from October 12, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from October 12, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statements
As discussed in Note 2 to the financial statements, the 2020 financial statements have been restated to correct certain misstatements.
Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, if the Company is unable to complete a business combination by December 7, 2022 then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
New York, New York
June 15, 2021, except for the effects of the restatement disclosed in Note 2, as to which the date is December 6, 2021

HIGHLAND TRANSCEND PARTNERS I CORP.
BALANCE SHEET (AS RESTATED — SEE NOTE 2)
DECEMBER 31, 2020
ASSETS
Current assets
Cash	$459,749
Prepaid expenses	998,675
Total Current Assets	1,458,424
Investments held in Trust Account	300,011,579
TOTAL ASSETS	$301,470,003
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities – Accrued expenses	$120,564
Total Current Liabilities	120,564
Warrant liability	17,126,666
Deferred underwriting fee payable	10,500,000
Total Liabilities	27,747,230
Commitments and Contingencies
Class A ordinary shares subject to possible redemption, $0.0001 par value; 30,000,000 shares issued and outstanding at $10.00 per share redemption value	300,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; no shares issued or outstanding (excluding 30,000,000 shares subject to possible redemption)	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,906,250 shares issued and outstanding(1)	791
Additional paid-in capital	—
Accumulated deficit	(26,278,018)
Total Shareholders’ Deficit	(26,277,227)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$301,470,003

(1)
Includes up to 406,250 Class B ordinary shares subject to forfeiture as a result of the underwriters’ election to partially exercise its over-allotment option (see Note 5).

The accompanying notes are an integral part of the financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
STATEMENT OF OPERATIONS (AS RESTATED — SEE NOTE 2)
FOR THE PERIOD FROM OCTOBER 12, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Formation and operating costs	$169,163
Loss from operations	(169,163)
Other income (expense):
Change in fair value of warrant liability	(3,580,000)
Transaction costs allocable to warrants	(506,782)
Interest earned on investments held in Trust Account	11,579
Other expense, net	(4,075,203)
Net Loss	$(4,244,366)
Weighted average shares outstanding of Class A ordinary shares	9,375,000
Basic and diluted net loss per share, Class A ordinary shares	$(0.26)
Weighted average shares outstanding of Class B ordinary shares(1)	7,070,313
Basic and diluted net loss per share, Class B ordinary shares	$(0.26)

(1)
Excludes up to 406,250 Class B ordinary shares subject to forfeiture as a result of the underwriters’ election to partially exercise their over-allotment option (see Note 5).

The accompanying notes are an integral part of the financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (AS RESTATED — SEE NOTE 2)
FOR THE PERIOD FROM OCTOBER 12, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
	Class B Ordinary Shares		Additional Paid in Capital	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance – October 12, 2020 (inception)	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor(1)	7,906,250	791	24,209	—	25,000
	)	)	—	—	—
Proceeds received in excess of fair value of Private Placement Warrants	—	—	3,253,334	—	3,253,334
Accretion for Class A ordinary shares to redemption amount	—	—	(3,277,543)	(22,033,652)	(25,311,195)
Net loss	—	—	—	(4,244,366)	(4,244,366)
Balance – December 31, 2020	7,906,250	$791	$—	$(26,278,018)	$(26,277,227)

(1)
Includes an aggregate of up to 406,250 Class B ordinary shares that are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised (see Note 4).

The accompanying notes are an integral part of the financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
STATEMENT OF CASH FLOWS (AS RESTATED — SEE NOTE 2)
FOR THE PERIOD FROM OCTOBER 12, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Cash Flows from Operating Activities:
Net loss	$(4,244,366)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liability	3,580,000
Transaction costs allocable to warrants	506,782
Formation cost paid by Sponsor in exchange for issuance of founder shares	5,000
Interest earned on investments held in Trust Account	(11,579)
Changes in operating assets and liabilities:
Prepaid expenses	(998,675)
Accrued expenses	120,564
Net cash used in operating activities	(1,042,274)
Cash Flows from Investing Activities:
Investment of cash in Trust Account	(300,000,000)
Net cash used in investing activities	(300,000,000)
Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	294,000,000
Proceeds from sale of Private Placement Warrants	8,000,000
Proceeds from promissory note – related party	(81,002)
Payments of offering costs	(416,975)
Net cash provided by financing activities	301,502,023
Net Change in Cash	459,749
Cash – Beginning	—
Cash – Ending	$459,749
Non-Cash Investing and Financing Activities:
Deferred underwriting fee payable	$10,500,000
Payment of offering costs through promissory note	$81,002
Offering costs paid by Sponsor in exchange for issuance of founder shares	$20,000
The accompanying notes are an integral part of the financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
NOTE 1 — ORGANIZATION AND PLAN OF BUSINESS OPERATIONS
Highland Transcend Partners I Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on October 12, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).
The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2020, the Company had not commenced any operations. All activity for the period from October 12, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the proposed initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 2, 2020. On December 7, 2020, the Company consummated the Initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Units, at $10.00 per Unit, generating gross proceeds of $300,000,000 which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 5,333,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to Highland Transcend Partners, LLC (the “Sponsor”), generating gross proceeds of $8,000,000, which is described in Note 4.
Transaction costs amounted to $17,017,977, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
Following the closing of the Initial Public Offering on December 7, 2020, an amount of $300,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting commissions held in the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide the holders of the public shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination, either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination (initially anticipated to be $10.00 per Public Share), including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, subject to certain limitations as described in the prospectus. The per-share amount to be distributed to the Public Shareholders who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.
Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.
The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.
The Company will have until December 7, 2022 to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay the Company’s taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and

(iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.
The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
The Company concluded it should restate its previously issued financial statements by amending Amendment No. 1 to its Annual Report on Form 10-K/A, filed with the SEC on June 15, 2021, to classify all Class A ordinary shares subject to possible redemption in temporary equity. In accordance with ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A ordinary shares in permanent equity, or total shareholders’ equity. Although the Company did not specify a maximum redemption threshold, its charter currently provides that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. Previously, the Company did not consider redeemable ordinary shares classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Also, in connection with the change in presentation for the Class A ordinary shares subject to possible redemption, the Company also revised its earnings per share calculation to allocate income and losses shared pro rata between the two classes of ordinary shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of ordinary shares share pro rata in the income and losses of the Company. As a result, the Company restated its previously filed financial statements to present all redeemable Class A ordinary shares as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480. The Company’s previously filed financial statements that contained the error were initially reported in the Company’s Form 8-K filed with the SEC on December 11, 2020 (the “Post-IPO Balance Sheet”) and the Company’s Annual Report on 10-K for the annual period ended December 31, 2020, which were previously restated in the Company’s Amendment No. 1 to its Form 10-K as filed with the SEC on June 15, 2021, as well as the Form 10-Qs for the quarterly periods ended March 31, 2021 and June 30, 2021 (the “Affected Periods”). These financial statements restate the Company’s previously issued audited financial statements covering the periods through December 31, 2020. The Company’s unaudited financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 will be restated in an amendment to the Company’s Form 10-Q for the quarterly period ended September 30, 2021 to be filed with the SEC. This restatement also resulted in changes to the disclosure provided in footnotes 3 and 8 of these financial statements.
Impact of the Restatement
The impact of the restatement on the Post IPO Balance Sheet as of December 7, 2020 is presented below.
Balance Sheet as of December 7, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Class A ordinary shares subject to possible redemption	$272,455,350	$27,544,650	$300,000,000
Class A ordinary shares	$275	$(275)	$—
Additional paid-in capital	$5,510,723	$(5,510,723)	$—
Accumulated deficit	$(511,782)	$(22,033,652)	$(22,545,434)
Total Shareholders’ Equity (Deficit)	$5,000,003	$(27,544,650)	$(22,544,647)
Number of shares subject to redemption	27,245,535	2,754,465	30,000,000
The impact of the restatement on the audited balance sheet as of December 31, 2020 is presented below:
Balance Sheet as of December 31, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Class A ordinary shares subject to possible redemption	$268,722,770	$31,277,230	$300,000,000
Class A ordinary shares	$313	$(313)	$—
Additional paid-in capital	$9,243,265	$(9,243,265)	$—
Accumulated deficit	$(4,244,366)	$(22,033,652)	$(26,278,018)
Total Shareholders’ Equity (Deficit)	$5,000,003	$(31,277,230)	$(26,277,227)
Number of shares subject to redemption	26,872,277	3,127,723	30,000,000

The impact to the reported amounts of weighted average shares outstanding and basic and diluted earnings per ordinary share is presented below for the period ended December 31, 2020:
Statement of Operations for the period December 7, 2020 (inception) through December 31, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Weighted average shares outstanding of Class A ordinary shares	30,000,000	(20,625,000)	9,375,000
Basic and diluted net loss per share, Class A ordinary shares	$—	(0.26)	$(0.26)
Weighted average shares outstanding of Class B ordinary shares	7,500,000	(429,688)	7,070,313
Basic and diluted net loss per share, Class B ordinary shares	$(0.57)	0.31	$(0.26)
The impact of the restatement to the previously reported as restated statement of cash flows for the period ended December 31, 2020, is presented below:
Statement of Cash Flows for the period from December 7, 2020 (inception) through December 31, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Initial classification of Class A ordinary shares subject to possible redemption	$272,455,350	$(272,455,350)	$—
Change in value of Class A ordinary shares subject to possible redemption	$(3,732,580)	$3,732,580	$—
Going Concern
Subsequent to the Company’s previously issued Form 10-K/A on June 22, 2021, in connection with the Company’s assessment of going concern considerations in accordance with FASB’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if the Company is unable to complete a Business Combination by December 7, 2022, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution as well as the Company’s working capital deficit raise substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 7, 2022. The Company intends to complete a Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 7, 2022.
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (the “SEC”).
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and disclosure of contingent assets and liabilities at the date of the financial statements.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included within these financial states is the determination of the fair value of the warrant liability. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020.
Investments Held in Trust Account
At December 31, 2020, substantially all of the assets held in the Trust Account were held in U.S. Treasury securities.
Warrant Liability
The Company accounts for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants for periods where no observable traded price was available are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 10).

Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2020, there are 30,000,000 Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.
Effective with the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount, which resulted in charges against additional paid-in capital (to the extent available) and accumulated deficit.
At December 31, 2020, the Class A ordinary shares reflected in the balance sheet are reconciled in the following table:
Gross proceeds	$300,000,000
Less:
Proceeds allocated to Public Warrants	(8,800,000)
Class A ordinary shares issuance costs	(16,511,195)
Plus:
Accretion of carrying value to redemption value	25,311,195
Class A ordinary shares subject to possible redemption	$300,000,000
Offering Costs
Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the Initial Public Offering that are directly related to the Initial Public Offering. Offering costs amounted to $17,017,977, of which $16,511,195 were charged against the carrying value of Class A ordinary shares upon the completion of the Initial Public Offering and $506,782 were expensed to the statement of operations.
Income Taxes
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to tax examinations since inception.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.
Net Loss Per Ordinary Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. The Company has two classes of ordinary shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata between the two classes of ordinary shares. Net income (loss) per ordinary shares is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period.
The calculation of diluted income (loss) per ordinary share does not consider the effect of the warrants issued in connection with the Initial Public Offering, since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 26,283,053 Class A ordinary shares in the aggregate. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value. As of December 31, 2020, the Company did not have any other dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted net loss per ordinary share is the same as basic net loss per ordinary share for the period presented.
The following table reflects the calculation of basic and diluted net income (loss) per ordinary share (in dollars, except per share amounts):
	For The Period Ended December 7, 2020 (inception) through December 31, 2020
	Class A	Class B
Basic and diluted net loss per ordinary share
Numerator:
Allocation of net loss	$(2,419,591)	$(1,824,775)
Denominator:
Basic and diluted weighted average shares outstanding	9,375,000	7,070,313
Basic and diluted net loss per ordinary share	$(0.26)	$(0.26)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such accounts.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature, except for the Warrants (see Note 10).
Recent Accounting Standards
In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, Debt — debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’ Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’ Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas The Company adopted ASU 2020-06 on January 1, 2021. Adoption of the ASU did not impact the Company’s financial position, results of operations, or cash flows.
The Company’s management does not believe any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
NOTE 4 — INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 30,000,000 Units, which includes a partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 7).
NOTE 5 — PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 5,333,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $8,000,000, in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 6 — RELATED PARTY TRANSACTIONS
Founder Shares
In October 2020, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 8,625,000 Class B ordinary shares (the “Founder Shares”). On October 21, 2020, the Sponsor surrendered 1,437,500 Class B ordinary shares. On November 30, 2020, the Sponsor transferred an aggregate of 120,000 Class B ordinary shares to certain of its directors and an aggregate of 30,000 Class B ordinary shares to certain third-party advisors. On December 2, 2020, the Company effected a share dividend whereby the Company issued 718,750 Class B ordinary shares, resulting in an aggregate of 7,906,250 Class B ordinary shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share cancellation and share dividend. The Founder Shares include an aggregate of up to 406,250 Class B ordinary shares that remain subject to forfeiture by the Sponsor following the underwriters’ election to partially exercise their over-allotment option so that the number of Founder Shares will collectively represent 20% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Administrative Support Agreement
The Company entered into an agreement, commencing on December 7, 2020 through the earlier of the consummation of a Business Combination or the Company’s liquidation, to pay the Sponsor or an affiliate a monthly fee of $15,000 for office space, utilities, secretarial and administrative services. For the period from October 12, 2020 (inception) through December 31, 2020, the Company incurred $15,000 in fees for these services, of which is included in accrued expenses in the accompanying balance sheet as of December 31, 2020.
Promissory Note — Related Party
On October 13, 2020, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the completion of the Initial Public Offering. The outstanding balance under the Promissory Note of $81,002 was repaid in full upon the closing of the Initial Public Offering.

Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of December 31, 2020, the Company had no outstanding borrowings under the Working Capital Loans.
NOTE 7 — COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 global pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s results of operations, financial position and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements does not include any adjustments that might result from the outcome of this uncertainty.
Registration and Shareholders Rights
Pursuant to a registration and shareholders rights agreement entered into on December 2, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans) will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option to purchase up to 4,125,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. As a result of the underwriter’s election to partially exercise the over-allotment option to purchase an additional 2,500,000 Units, a total of 1,625,000 Units remain available for purchase at a price of $10.00 per Unit.
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 8 — SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2020, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At December 31, 2020, there were 30,000,000 Class A ordinary shares issued and outstanding, which are subject to possible redemption and therefor classified as temporary equity..
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. At December 31, 2020, there were 7,906,250 Class B ordinary shares issued and outstanding, of which an aggregate of up to 406,250 Class B ordinary shares remain subject to forfeiture as a result of the underwriters’ election to partially exercise their over-allotment option, so that the number of Class B ordinary shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering.
Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the Company Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
NOTE 9 — WARRANTS
Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00. Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00. Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined based on the redemption date and the fair market value of the Class A ordinary shares;

•
if, and only if, the Reference Value equal or exceeds $10.00 per public share (as adjusted); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of its Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.
Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable, except as described above, so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 10 — FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts.
At December 31, 2020, assets held in the Trust Account were comprised of $701 in cash and $300,010,878 in U.S. Treasury securities. During the year ended December 31, 2020, the Company did not withdraw any interest income from the Trust Account.

The following table presents information about the gross holding gains and fair value of held-to-maturity securities at December 31, 2020:
	Held-To-Maturity	Level	Amortized Cost	Gross Holding Loss	Fair Value
December 31, 2020	U.S. Treasury Securities (Mature on 06/03/2021)	1	$300,010,878	$(21,416)	$299,989,462

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	December 31, 2020
Assets:
Investments held in Trust Account	1	$299,989,462
Liabilities:
Warrant Liability – Public Warrants	3	11,100,000
Warrant Liability – Private Placement Warrants	3	6,026,666
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statement of operations.
The Private Placement Warrants were valued using a Modified Black Scholes Model, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the Private Placement Warrants is the expected volatility of the ordinary shares. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The Public Warrants were valued using a Monte Carlo simulation implementing the Black Scholes Option Pricing Model that is modified to capture the redemption features of the Public Warrants. The primary unobservable inputs utilized in determining the fair value of the Public Warrants are the expected volatility of the ordinary shares and the stock price. The subsequent measurements of the Public Warrants after the detachment of the Public Warrants from the Units will be classified as Level 1 due to the use of an observable market quote in an active market. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant price will be used as the fair value as of each relevant date.
The key inputs for the Private Placement Warrants and Public Warrants were as follows:
	December 7, 2020 (Initial Measurement)	December 31, 2020
Stock Price	$10.00	$10.00
Exercise price	$11.50	$11.50
Risk-free interest rate	0.40%	0.36%
Expected volatility	17.76%	21.21%
Probability of Business Combination	80.0%	80.0%
The following table presents the changes in the fair value of Level 3 warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of October 12, 2020	$—	$—	$—

	Private Placement	Public	Warrant Liabilities
Initial measurement on December 7, 2020	4,746,666	8,800,000	13,546,666
Change in valuation inputs or other assumptions	1,280,000	2,300,000	3,580,000
Fair value as of December 31, 2020	$6,026,666	$11,100,000	$17,126,666

NOTE 11 — SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other and the restatement discussed in Note 2, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED BALANCE SHEETS
	September 30, 2021	December 31, 2020
	(Unaudited)	Restated
ASSETS
Current assets
Cash	$654,082	$459,749
Prepaid expenses	610,811	998,675
Total Current Assets	1,264,893	1,458,424
Investments held in Trust Account	300,110,102	300,011,579
TOTAL ASSETS	$301,374,995	$301,470,003
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$2,506,887	$120,564
Promissory note – related party	700,000	—
Total Current Liabilities	3,206,887	120,564
Warrant liabilities	23,000,000	17,126,666
Deferred underwriting fee payable	10,500,000	10,500,000
Total Liabilities	36,706,887	27,747,230
Commitments and Contingencies
Class A ordinary shares subject to possible redemption 30,000,000 shares at $10.00 per share as of September 30, 2021 and December 31, 2020, respectively	300,000,000	300,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,500,000 and 7,906,250 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	750	791
Additional paid-in capital	—	—
Accumulated deficit	(35,332,642)	(26,278,018)
Total Shareholders’ Deficit	(35,331,892)	(26,277,227)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$301,374,995	$301,470,003
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021
General and administrative expenses	$1,998,268	$3,279,854
Loss from operations	(1,998,268)	(3,279,854)
Other loss:
Change in fair value of warrant liabilities	(6,080,000)	(5,873,334)
Interest earned on investments held in Trust Account	7,401	98,523
Total other loss, net	(6,072,599)	(5,774,811)
Net loss	$(8,070,867)	$(9,054,665)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	30,000,000
Basic and diluted net loss per share, Class A ordinary shares	$(0.22)	$(0.24)
Weighted average shares outstanding of Class B ordinary shares	7,500,000	7,500,000
Basic and diluted net loss per share, Class B ordinary shares	$(0.22)	$(0.24)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021
(UNAUDITED)
RESTATED
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance – January 1, 2021	—	$—	7,906,250	$791	$—	$(26,278,018)	$(26,277,227)
Forfeiture of Founders Shares	—	—	(406,250)	(41)	—	41	—
Net loss	—	—	—	—	—	(2,858,829)	(2,858,829)
Balance – March 31, 2021 (unaudited)	—	$—	7,500,000	$750	$—	$(29,136,806)	$(29,136,056)
Net income	—		—	—	—	1,875,031	1,875,031
Balance – June 30, 2021 (unaudited)	—	$—	7,500,000	$750	$—	$(27,261,775)	$(27,261,025)
Net loss	—	—	—	—	—	(8,070,867)	(8,070,867)
Balance – September 30, 2021 (unaudited)	—	$—	7,500,000	$750	$—	$(35,332,642)	$(35,331,892)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2021
(UNAUDITED)
Cash Flows from Operating Activities:
Net loss	$(9,054,665)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liabilities	5,873,334
Interest earned on investments held in Trust Account	(98,523)
Changes in operating assets and liabilities:
Prepaid expenses	387,864
Accounts payable and accrued expenses	2,386,323
Net cash used in operating activities	(505,667)
Cash Flows from Financing Activities:
Proceeds from promissory note – related party	700,000
Net cash provided by financing activities	700,000
Net Change in Cash	194,333
Cash – Beginning of period	459,749
Cash – End of period	$654,082
Non-Cash investing and financing activities:
Forfeiture of Founder Shares	(41)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Highland Transcend Partners I Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on October 12, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).
The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of September 30, 2021, the Company had not commenced any operations. All activity for the period from October 12, 2020 (inception) through September 30, 2021 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 2, 2020. On December 7, 2020, the Company consummated the Initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Units, at $10.00 per Unit, generating gross proceeds of $300,000,000 which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 5,333,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to Highland Transcend Partners, LLC (the “Sponsor”), generating gross proceeds of $8,000,000, which is described in Note 5.
Transaction costs amounted to $17,017,977, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
Following the closing of the Initial Public Offering on December 7, 2020, an amount of $300,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting commissions held in the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide the holders of the public shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination, either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination (initially $10.00 per Public Share), including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, subject to certain limitations as described in the prospectus. The per-share amount to be distributed to the Public Shareholders who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 7). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.
Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.
The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
The Company will have until December 7, 2022 to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay the Company’s taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.
The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
In connection with the preparation of the Company’s financial statements as of September 30, 2021, the Company concluded it should restate its financial statements to classify all Public Shares in temporary equity. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC 480,

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
paragraph 10-S99, redemption provisions not solely within the control of the Company require Class A ordinary shares subject to redemption to be classified outside of permanent equity. The Company previously determined the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per Class A ordinary shares while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Accordingly, effective with this filing, the Company presents all redeemable Class A ordinary shares as temporary equity and recognizes accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480.
As a result, management has noted a reclassification adjustment related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares. The Company will present this revision in a prospective manner in all future filings. Under this approach, the previously issued Initial Public Offering Balance Sheet and Form 10-Q’s will not be amended, but historical amounts presented in the current and future filings will be recast to be consistent with the current presentation.
In connection with the change in presentation for the Class A ordinary shares subject to redemption, the Company also revised its income (loss) per ordinary share calculation to allocate net income (loss) evenly to Class A and Class B ordinary shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of ordinary shares pro rata in the income (loss) of the Company.
There has been no change in the Company's total assets, liabilities, cash position, cash held in trust, or operating results.
The impact of the restatement on the Company’s financial statements is reflected in the following table:
	As Previously Reported	Adjustment	As Restated
Balance Sheet as of March 31, 2021 (Unaudited)
Ordinary shares subject to possible redemption	$265,863,940	$34,136,060	$300,000,000
Ordinary shares	$341	$(341)	$—
Additional paid-in capital	$12,102,108	$(12,102,108)	$—
Accumulated deficit	$(7,103,195)	$(22,033,611)	$(29,136,806)
Balance Sheet as of June 30, 2021 (Unaudited)
Ordinary shares subject to possible redemption	$267,738,970	$32,261,030	$300,000,000
Ordinary shares	$323	$(323)	$—
Additional paid-in capital	$10,227,096	$(10,227,096)	$—
Accumulated deficit	$(5,228,164)	$(22,033,611)	$(27,261,775)
Total Shareholder’s Equity (Deficit)	$5,000,005	$(32,261,030)	$(27,261,025)
Statement of Cash Flows for the Three Months Ended March 31, 2021 (Unaudited)
Change in value of Class A ordinary shares subject to possible redemption	$(2,858,830)	$2,858,830	$—

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
	As Previously Reported	Adjustment	As Restated
Statement of Cash Flows for the Six Months Ended June 30, 2021 (Unaudited)
Change in value of Class A ordinary shares subject to possible redemption	$(983,800)	$983,800	$—
Statement of Operations for the Three Months Ended March 31, 2021 (Unaudited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	—	30,000,00
Basic and diluted net loss per share, Class A ordinary shares	$—	$(0.08)	$(0.08)
Weighted average shares outstanding of Class B ordinary shares	7,500,000	—	7,500,000
Basic and diluted net loss per share, Class B ordinary shares	$(0.39)	$0.31	$(0.08)
Statement of Operations for the Three Months Ended June 30, 2021 (Unaudited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	—	30,000,000
Basic and diluted net income per share, Class A ordinary shares	$—	$0.05	$0.05
Weighted average shares outstanding of Class B ordinary shares	7,500,000	—	7,500,000
Basic and diluted net income per share, Class B ordinary shares	$0.24	$(0.19)	$0.05
Statement of Operations for the Six Months Ended June 30, 2021 (Unaudited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	—	30,000,000
Basic and diluted net loss per share, Class A ordinary shares	$—	$(0.03)	$(0.03)
Weighted average shares outstanding of Class B ordinary shares	7,500,000	—	7,500,000
Basic and diluted net loss per share, Class B ordinary shares	$(0.14)	$0.11	$(0.03)
In connection with the Company's assessment of going concern considerations in accordance with Financial Accounting Standard Board's Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity's Ability to Continue as a Going Concern,” the Company has until December 7, 2022 to consummate the proposed Business Combination. If a business combination is not consummated by this date, there will be a mandatory liquidation and subsequent dissolution of the Company. Management has determined that the mandatory liquidation, should a business combination not occur, and potential subsequent dissolution, raises substantial doubt about the Company's ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 7, 2022. The Company intends to complete the proposed Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 7, 2022.
On September 8, 2021, the Company entered into an Agreement and Plan of Merger (as amended on October 21, 2021), by and among Picasso Merger Sub I, Inc., Picasso Merger Sub II, LLC, Picasso Merger Sub III, LLC, Carlyle Partners VII Pacer Holdings, L.P., CP VII Pacer Corp., CP VII Pacer EU L.P., Packable Holdings, LLC, and Shareholder Representative Services LLC.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2020, as filed with the SEC on June 15, 2021. The interim results for the three and nine months ended September 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability. Such estimates may be subject to change as more current information becomes available and, accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2021 and December 31, 2020.
Warrant Liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). The Company accounts for the Public Warrants and Private Placement Warrants (together with the Public Warrants, the “Warrants”) in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 10).
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at September 30, 2021 and December 31, 2020, Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheets.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A ordinary shares resulted in charges against additional paid-in capital and accumulated deficit.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
At September 30, 2021, the Class A ordinary shares reflected in the condensed balance sheets are reconciled in the following table:
Gross proceeds	$300,000,000
Less:
Proceeds allocated to Public Warrants	(8,800,000)
Class A ordinary shares issuance costs	(16,511,195)
Plus:
Accretion of carrying value to redemption value	25,311,195
Class A ordinary shares subject to possible redemption	$300,000,000
Offering Costs
Offering costs consisted of legal, accounting and other expenses incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to warrant liabilities were expensed as incurred in the statements of operations. Offering costs associated with the Class A ordinary shares issued were initially charged to temporary equity upon the completion of the Initial Public Offering.
Income Taxes
The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of September 30, 2021 and December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.
Net income (Loss) per Ordinary Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.
The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 15,333,333 Class A ordinary shares in the aggregate. For the three and nine month periods ending September 30, 2021, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
converted into ordinary shares and then share in the earnings of the Company. As a result, diluted net loss per ordinary share is the same as basic net loss per ordinary share for the periods presented.
The following table reflects the calculation of basic and diluted net loss per ordinary share (in dollars, except per share amounts):
	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021
	Class A	Class B	Class A	Class B
Basic and diluted net loss per ordinary share
Numerator:
Allocation of net loss, as adjusted	$(6,456,694)	$(1,614,173)	$(7,243,732)	$(1,810,933)
Denominator:
Basic and diluted weighted average shares outstanding	30,000,000	7,500,000	30,000,000	7,500,000
Basic and diluted net loss per ordinary share	$(0.22)	$(0.22)	$(0.24)	$(0.24)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, excluding the warrant liability which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximate the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature, except for the Warrants (see Note 10).
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on the Company’s financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
NOTE 4. INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 30,000,000 Units, which includes a partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 10).
NOTE 5. PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 5,333,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $8,000,000, in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 10). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 6. RELATED PARTY TRANSACTIONS
Founder Shares
In October 2020, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 8,625,000 Class B ordinary shares (the “Founder Shares”). On October 21, 2020, the Sponsor surrendered 1,437,500 Class B ordinary shares. On November 30, 2020, the Sponsor transferred an aggregate of 120,000 Class B ordinary shares to certain of its directors and an aggregate of 30,000 Class B ordinary shares to certain third-party advisors. On December 2, 2020, the Company effected a share dividend whereby the Company issued 718,750 Class B ordinary shares, resulting in an aggregate of 7,906,250 Class B ordinary shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share cancellation and share dividend. The Founder Shares include an aggregate of up to 406,250 Class B ordinary shares that remain subject to forfeiture by the Sponsor following the underwriters’ election to partially exercise their over-allotment option so that the number of Founder Shares will collectively represent 20.0% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering. On January 21, 2021, the option to exercise the remaining over-allotment balance expired unexercised and 406,250 Founder Shares were forfeited, resulting in an aggregate of 7,500,000 Founder Shares issued and outstanding.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Administrative Services Agreement
The Company entered into an agreement, commencing on December 7, 2020 through the earlier of the consummation of a Business Combination or the Company’s liquidation, to pay the Sponsor or an affiliate

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
a monthly fee of $15,000 for office space, utilities, secretarial and administrative services. For the three and nine months ended September 30, 2021, the Company incurred and paid $45,000 and $135,000 in fees for these services, respectively.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of September 30, 2021 and December 31, 2020, there were no amounts outstanding under the Working Capital Loans.
Promissory Note — Related Party
On September 20, 2021, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company could borrow up to an aggregate principal amount of $700,000. The Promissory Note is non-interest bearing and payable on the consummation of the merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The amount outstanding under the Promissory Note is $700,000 as of September 30, 2021.
NOTE 7. COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Registration and Shareholders Rights
Pursuant to a registration and shareholders rights agreement entered into on December 2, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans) will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The registration rights agreement does not contain liquidating

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option to purchase up to 4,125,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. The underwriters partially exercised their over-allotment to purchase an additional 2,500,000 Units at $10.00 per Unit. The remaining over-allotment option to purchase 1,625,000 Units expired unexercised on January 21, 2021.
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 8. SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2021 and December 31, 2020, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At September 30, 2021 and December 31, 2020, there were 30,000,000 Class A ordinary shares issued and outstanding, including the Class A ordinary shares subject to possible redemption, which are presented as temporary equity respectively.
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. There were 7,500,000 and 7,906,250 of Class B ordinary shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively.
Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the Company Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
NOTE 9. WARRANT LIABILITIES
As of September 30, 2021 and December 31, 2020, 10,000,000 Public Warrants and 5,333,333 Private Placement Warrants, were outstanding. Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00.   Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00.   Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined based on the redemption date and the fair market value of the Class A ordinary shares;

•
if, and only if, the Reference Value equal or exceeds $10.00 per public share (as adjusted); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of its Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.
Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable, except as described above, so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 10. FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts.
At September 30, 2021, assets held in the Trust Account were comprised of $300,110,102 in a Money Market fund that invests primarily in U.S. Treasury securities. At December 31, 2020, assets held in the Trust Account were comprised of $701 in cash and $300,010,878 in U.S. Treasury securities. Through September 30, 2021, the Company did not withdraw any interest income from the Trust Account.
The following table presents information about the gross holding gains (losses) at December 31, 2020:
	Held-To-Maturity	Amortized Cost	Gross Holding Loss	Fair Value
December 31, 2020	U.S. Treasury Securities (Matured on 06/03/2021)	$300,010,878	$(21,416)	$299,989,462

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at September 30, 2021 and December 31, 2020 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	September 30, 2021	December 31, 2020
Assets:
Investments held in Trust Account	1	$300,110,102	$299,989,462
Liabilities:
Warrant Liability – Public Warrants	1	$15,000,000	$—
Warrant Liability – Public Warrants	3	$—	$11,100,000
Warrant Liability – Private Placement Warrants	3	$8,000,000	$6,026,666
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statements of operations.
The Private Placement Warrants were valued using a Modified Black Scholes Model, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the Private Placement Warrants is the expected volatility of the ordinary shares. The Public Warrants were initially valued using a Monte Carlo simulation implementing the Black Scholes Option Pricing Model that is modified to capture the redemption features of the Public Warrants. The primary unobservable inputs utilized in determining the fair value of the Public Warrants was the expected volatility of the ordinary shares and the stock price. The subsequent measurements of the Public Warrants after the detachment of the Public Warrants from the Units is classified as Level 1 due to the use of an observable market quote in an active market. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant price is used as the fair value as of each relevant date.
The key inputs for the Level 3 Warrants were as follows:
	September 30, 2021	December 31, 2020
Stock Price	$9.92	$10.00
Exercise price	$11.50	$11.50
Risk-free interest rate	0.98%	0.36%
Expected volatility	22.8%	21.21%
Probability of Business Combination	80.0%	80.0%

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
The following table presents the changes in the fair value of Level 3 warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of January 1, 2021	$6,026,666	$11,100,000	$17,126,666
Transfers to Level 1	—	(12,500,000)	(12,500,000)
Change in fair value	960,000	1,400,000	2,360,000
Fair value as of March 31, 2021	$6,986,666	$—	$6,986,666
Change in fair value	(1,066,666)	—	(1,066,666)
Fair value as of June 30, 2021	$5,920,000	—	$5,920,000
Change in fair value	2,080,000	—	2,080,000
Fair value as of September 30, 2021	$8,000,000	—	$8,000,000
Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement during the nine months ended September 30, 2021 was $12,500,000. There were no transfers to/from Levels 1, 2 and 3 during the three month period ended September 30, 2021.
NOTE 11. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements, other than the restatement discussed in Note 2.

Annex A
Execution
AGREEMENT AND PLAN OF MERGER
BY AND AMONG
HIGHLAND TRANSCEND PARTNERS I CORP.,
PICASSO MERGER SUB I, INC.,
PICASSO MERGER SUB II, LLC,
PICASSO MERGER SUB III, LLC,
CARLYLE PARTNERS VII PACER HOLDINGS, L.P.,
CP VII PACER CORP.,
CP VII PACER EU L.P.,
PACKABLE HOLDINGS, LLC,
AND
SOLELY IN ITS
CAPACITY AS THE HOLDER REPRESENTATIVE, SHAREHOLDER
REPRESENTATIVE SERVICES LLC
DATED AS OF SEPTEMBER 8, 2021

ANNEXES
Annex A – Form of Surviving Pubco Certificate of Incorporation
Annex B – Form of Surviving Pubco Bylaws
Annex C – Form of Amended and Restated Registration Rights Agreement
Annex D – Form of Certificate of Merger I – First Blocker Merger
Annex E – Form of Certificate of Merger II – Second Blocker Merger
Annex F – Form of Certificate of Merger III – First HTP Merger
Annex G – Form of Certificate of Merger IV – Second HTP Merger
Annex H – Form of Certificate of Merger V –  Company Merger
Annex I – Form of Surviving Company A&R LLCA
Annex J – Form of Tax Receivable Agreement
Annex K – Form of Exchange Agreement
Annex L – Form of Company Voting and Support Agreement
Annex M – Form of Sponsor Letter Agreement
Annex N – Form of Incentive Equity Plan
Annex O – Form of Purchase Plan
SCHEDULES
Schedule A – Earnout
Schedule 1.01 – Specified Company Members
Schedule 10.06 – Surviving Pubco Board

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of September 8, 2021, is entered into by and among (i) Highland Transcend Partners I Corp., a Cayman Islands exempted company (NYSE: HTPA.U), which shall domesticate as a Delaware corporation in accordance herewith (“HTP”), (ii) Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct Subsidiary of HTP (“Blocker Merger Sub I”), (iii) Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct Subsidiary of HTP (“Blocker Merger Sub II” and together with Blocker Merger Sub I, “Blocker Merger Subs”), (iv) Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct Subsidiary of HTP (“Company Merger Sub”, and together with HTP and the Blocker Merger Subs, the “HTP Parties”), (v) Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), (vi) CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), (vii) CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker, the “Blockers” and together with Pacer Holdings, the “Blocker Parties”), (viii) Packable Holdings, LLC, a Delaware limited liability company (formerly known as Entourage Commerce, LLC, the “Company”), and (ix) Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Holders hereunder (the “Holder Representative”). Each of HTP, Blocker Merger Subs, Company Merger Sub, the Blocker Parties, the Company and the Holder Representative are referred to herein as a “Party” and, collectively, as the “Parties”.

RECITALS
WHEREAS, HTP is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, and has formed each of the Blocker Merger Subs and the Company Merger Sub in order to consummate the Transactions (as defined below);
WHEREAS, at least one day prior to the Closing (as defined below), upon the terms and subject to the conditions of this Agreement, HTP will domesticate as a Delaware corporation (“Surviving Pubco”) in accordance with the DGCL (as defined below) and the Cayman Islands Companies Act (as defined below) (the “Domestication”);
WHEREAS, prior to the Closing, the Blocker Parties and certain of their Affiliates (as defined below) will consummate an internal restructuring as described on Section 2.04 of the Blocker Disclosure Schedule (as defined below) (the “Pre-Closing Blocker Reorganization”);
WHEREAS, prior to the Closing, in connection with the Pre-Closing Blocker Reorganization, Pacer L.P. Blocker will be converted into a Delaware limited liability company that elects as of conversion to be classified as a C corporation for U.S. federal income tax purposes;
WHEREAS, concurrently with the Domestication, HTP will file a certificate of incorporation (the “Surviving Pubco Certificate of Incorporation”) with the Secretary of State of the State of Delaware substantially in the form attached as Annex A and adopt bylaws substantially in the form attached as Annex B which provide, among other things, that Surviving Pubco will have two classes of common stock: Surviving Pubco Class A Shares and Surviving Pubco Class B Shares (each, as defined below);
WHEREAS, on the Closing Date, upon the terms and subject to the conditions of this Agreement, at the Blocker Mergers Effective Time (as defined below), simultaneously (i) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker as the surviving corporation and wholly owned Subsidiary of Surviving Pubco (the “First Blocker Merger”), and (ii) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker (following its conversion to a Delaware limited liability company), with Pacer L.P. Blocker as the surviving company and wholly owned Subsidiary of HTP (the “Second Blocker Merger”, and together with the First Blocker Merger, the “Blocker Mergers”), and immediately thereafter, at the HTP Mergers Effective Time, simultaneously (i) Pacer Corp. Blocker will merge with and into Surviving Pubco, with Surviving Pubco as the surviving company (the “First HTP Merger”), and (ii) Pacer L.P. Blocker will merge with and into Surviving Pubco, with Surviving Pubco as the surviving company (the “Second HTP Merger” and together with the First HTP Merger, the “HTP Mergers”);
WHEREAS, for U.S. federal (and, as applicable, state and local) income Tax purposes, the Parties intend that (i) the Domestication will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and that this Agreement be adopted as a “plan of reorganization” with respect thereto for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder, (ii) the First Blocker Merger and the First HTP Merger will be treated as a single integrated transaction that is treated as a reorganization within the meaning of Section 368(a) of the Code and that this Agreement be adopted as a “plan of reorganization” with respect thereto for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder and (iii) the Second Blocker Merger and the Second HTP Merger will be treated as a single integrated transaction that is treated as a reorganization within the meaning of Section 368(a) of the Code and that this Agreement be adopted as a “plan of reorganization” with respect thereto for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder;
WHEREAS, following the HTP Mergers, upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), Company Merger Sub shall be merged with and into the Company, whereupon the separate limited liability company existence of Company Merger Sub shall cease and the Company shall be the Surviving Company (the “Company Merger” and together with the Blocker Mergers and the HTP Mergers, the “Mergers”) and continue its existence under the LLC Act (as defined below);

WHEREAS, the respective boards of directors or equivalent governing bodies of each of the HTP Parties, the Blocker Parties and the Company have unanimously approved and declared advisable the transactions contemplated by this Agreement and the Ancillary Agreements, including, as applicable, the Domestication, the Pre-Closing Blocker Reorganization, the Mergers, the issuance of Surviving Pubco Class A Shares in connection with the Blocker Mergers and the issuance of Surviving Pubco Class B Shares, Surviving Company Membership Units, Surviving Company RCUs, Surviving Pubco Class A RSRs and Surviving Pubco Class B RSRs in connection with the Company Merger (collectively, the “Transactions”) upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the Partnership Act and the LLC Act, as applicable, and have recommended to their respective equityholders the approval of the Transactions;
WHEREAS, HTP, in its capacity as the sole member of Company Merger Sub and the sole equityholder of the Blocker Merger Subs, has, by its execution and delivery hereof, approved and adopted this Agreement and the Mergers in accordance with the DGCL and the LLC Act, as applicable;
WHEREAS, prior to the Domestication, HTP will provide an opportunity to its shareholders to have their issued and outstanding HTP Class A Ordinary Shares (as defined below) redeemed on the terms and subject to the conditions set forth in the Amended and Restated Memorandum and Articles of Association of HTP, dated December 3, 2020, as the same may be amended from time to time (the “HTP Governing Document”), in connection with the Transactions;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to HTP’s willingness to enter into this Agreement, the Blockers, the Blocker Owners and certain executive officers, directors and affiliates of the Company have entered into a Voting and Support Agreement with HTP substantially in the form attached as Annex L (the “Company Voting and Support Agreement”);
WHEREAS, within ten (10) Business Days following the date that HTP receives, and notifies the Company of HTP’s receipt of, SEC (as defined below) approval and effectiveness of the Registration Statement and/or Proxy Statement (in each case, as defined below), the Company will obtain the approval of this Agreement by the Company Voting Members (as defined below) in a form mutually and reasonably agreeable to HTP and the Company (the “Company Voting Member Approval”), and deliver a copy of the Company Voting Member Approval to HTP;
WHEREAS, concurrently with the execution and delivery of this Agreement, HTP and Sponsor (as defined below) have entered into a Letter Agreement substantially in the form attached as Annex M (the “Sponsor Letter Agreement”), pursuant to which, among other things, the Sponsor has agreed to (a) vote all of its HTP Ordinary Shares (as defined below) in favor of the Transactions, (b) waive all anti-dilution provisions with respect to the HTP Class B Ordinary Shares (as defined below) in connection with the Transactions and (c) subject certain of its HTP Class A Ordinary Shares to certain vesting and forfeiture provisions as set forth therein in connection with the Closing;
WHEREAS, concurrently with the consummation of the Transactions, HTP will cause the Registration Rights Agreement, dated December 2, 2020, to be amended and restated substantially in the form attached as Annex C (the “Amended and Restated Registration Rights Agreement”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the Note Investors (as defined below) and the Company have entered into subscription agreements (the “Note Subscription Agreements”) pursuant to which the Company has issued to the Note Investors convertible promissory notes (the “Convertible Notes”) in the aggregate principal amount of $110,000,000 (the “Note Financing” and such aggregate amount, the “Note Financing Amount”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the PIPE Investors (as defined below) and HTP have entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have agreed to purchase an aggregate amount of $70,000,000 Surviving Pubco Class A Shares at a price per share equal to $10.00 at the Closing immediately prior to the Effective Time (the “PIPE Financing” and such aggregate amount, the “PIPE Financing Amount”);
WHEREAS, immediately prior to the execution and delivery of this Agreement, the Company LLCA (as defined below) was amended to, among other things, treat the Transactions as a Deemed Liquidation Event (as defined therein) for all purposes thereunder;

WHEREAS, in connection with the Closing, Surviving Pubco, the Surviving Company, the Blocker Owners, the Holder Representative (or applicable replacement representative, as to be determined by the Company prior to Closing) and the Company Voting Members (as defined below) will enter into a Tax Receivable Agreement substantially in the form attached as Annex J (the “Tax Receivable Agreement”); and
WHEREAS, for certain limited purposes, and subject to the terms set forth herein, the Holder Representative will serve as a representative of the Holders (as defined below).
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the HTP Parties, the Blockers, the Company and the Holder Representative agree as follows:
ARTICLE 1
Certain Definitions
Section 1.01    Definitions.   As used herein, the following terms shall have the following meanings:
“2021 Financial Statements” has the meaning specified in Section 10.04(c)(iii).
“Acquired Surviving Company Units” has the meaning specified in Section 4.03(a).
“Acquisition Transaction” has the meaning specified in Section 10.10.
“Action” means any claim, action, suit, investigation, assessment, arbitration, or proceeding, in each case that is by or before any Governmental Authority.
“Additional Audited Financial Statements” has the meaning specified in Section 8.08(a).
“Additional Financial Statements” has the meaning specified in Section 8.08(a).
“Additional Unaudited Financial Statements” has the meaning specified in Section 8.08(a).
“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise.
“Affiliate Transactions” has the meaning specified in Section 6.20(c)(iii).
“Affiliated Group” means a group of Persons that elects, is required to, or otherwise files a Tax Return or pays a Tax as an affiliated group, consolidated group, combined group, unitary group, or other group recognized by applicable Tax Law.
“Aggregate Exercise Price” means the aggregate amount of exercise price that would be paid to the Company in respect of the exercise in full of all Counted Options immediately prior to the Effective Time in accordance with the terms of the applicable option agreement or warrant agreement, as applicable, with the Company pursuant to which such Counted Options were issued.
“Aggregate Series B Liquidation Preference” means an amount equal to the aggregate liquidation preference payable with respect to the outstanding Company Series B Preferred Units, as determined in accordance with the Company LLCA.
“Agreement” has the meaning specified in the Preamble hereto.
“AICPA” means the American Institute of Certified Public Accountants.
“Allocation Statement” has the meaning specified in Section 4.08.
“Amended and Restated Registration Rights Agreement” has the meaning specified in the Recitals hereto.
“Ancillary Agreements” means the Company Voting and Support Agreement, the Sponsor Letter Agreement, the Amended and Restated Registration Rights Agreement, the PIPE Subscription Agreements, the Letters of Transmittal, the Surviving Company A&R LLCA, the Exchange Agreement, the Tax

Receivable Agreement, the Surviving Pubco Certificate of Incorporation, the Surviving Pubco Bylaws and the other agreements, instruments and documents expressly contemplated hereby or by the Transactions.
“Announcement 8-K” has the meaning specified in Section 10.08.
“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act, UK Bribery Act and all other applicable anti-corruption laws.
“Anti-Money Laundering Laws” has the meaning specified in Section 6.24(h).
“Antitrust Laws” means any federal, state, provincial, territorial and foreign statutes, rules, regulations, Governmental Orders, administrative and judicial doctrines and other applicable Laws that are designed or intended to prohibit, restrict or regulate foreign investment or actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Approved Stock Exchange” means the New York Stock Exchange (“NYSE”) or any other national securities exchange that may be agreed upon by the Parties.
“Audited Financial Statements” has the meaning specified in Section 6.07(a)(i).
“Available Cash” means, as of immediately prior to the Closing, an amount equal to the sum of (i) the amount of cash available to be released from the Trust Account (after giving effect to all payments to be made as a result of the completion of all HTP Share Redemptions), plus (ii) the net amount of proceeds actually received by HTP from the Financing Sources.
“Blocker Disclosure Schedule” means the confidential disclosure schedules delivered by the Blockers to HTP concurrently with the execution and delivery of this Agreement.
“Blocker Equity Interests” means, with respect to each Blocker, the issued and outstanding equity interests or limited liability company units, as applicable, in such Blocker immediately prior to the Blocker Mergers Effective Time.
“Blocker Merger Sub I” has the meaning specified in the Preamble hereto.
“Blocker Merger Sub II” has the meaning specified in the Preamble hereto.
“Blocker Merger Subs” has the meaning specified in the Preamble hereto.
“Blocker Mergers” has the meaning specified in the Recitals hereto.
“Blocker Mergers Effective Time” has the meaning specified in Section 3.03(b).
“Blocker Owned Company Equity Interests” has the meaning specified in Section 5.02(b).
“Blocker Owners” means, with respect to the Pacer Corp. Blocker, CP VII Pacer Holdings, L.P., and with respect to the Pacer L.P. Blocker, CP VII Pacer AIF Holdings, S.C.Sp.
“Blocker Parties” has the meaning specified in the Preamble hereto.
“Blocker Representations” has the meaning specified in Section 5.10.
“Blocker Written Consents” means, collectively, the written consents executed by all of the members or stockholders, as applicable, of each of the Blockers evidencing (a) the adoption and approval of this Agreement, such Blocker’s respective Blocker Merger and the other Transactions (including the Pre-Closing Blocker Reorganization), (b) the appointment of the Holder Representative as the initial Holder Representative hereunder, and (c) the adoption and approval of all agreements and documentation required to be entered into by or delivered by such Blocker in connection with the obligations of such Blocker under this Agreement or the other Transactions.
“Blockers” has the meaning specified in the Preamble hereto.
“Business Combination” has the meaning given to such term in the HTP Governing Document.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, San Francisco, California or Wilmington, Delaware are authorized or required by Law to close.
“Cancelled Equity Interests” has the meaning specified in Section 4.06.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, and, for the avoidance of doubt, any amendment thereto (including pursuant to the Consolidated Appropriations Act, 2021 (Public Law 116-260)).
“Cayman Islands Companies Act” means the Companies Act (As Revised) of the Cayman Islands.
“Cayman Islands Registrar of Companies” means the Registrar of Companies of the Cayman Islands under the Cayman Islands Companies Act.
“Certificate of Merger I” has the meaning specified in Section 3.01(a).
“Certificate of Merger II” has the meaning specified in Section 3.01(b).
“Certificate of Merger III” has the meaning specified in Section 3.01(c).
“Certificate of Merger IV” has the meaning specified in Section 3.01(d).
“Certificate of Merger V” has the meaning specified in Section 3.01(e).
“Certificates of Merger” has the meaning specified in Section 3.01(e).
“Closing” has the meaning specified in Section 3.03(a).
“Closing Date” has the meaning specified in Section 3.03(a).
“Closing Press Release” has the meaning specified in Section 10.08.
“Code” has the meaning specified in the Recitals hereto.
“Company” has the meaning specified in the Preamble hereto.
“Company Benefit Plan” has the meaning specified in Section 6.12(a).
“Company Board” means the board of managers of the Company.
“Company Common Units” means Common Units as defined in the Company LLCA and authorized by the Company under the Company LLCA.
“Company Cure Period” has the meaning specified in Section 12.01(b)(i).
“Company Designees” has the meaning specified in Section 10.06.
“Company Disclosure Schedule” means the confidential disclosure schedule delivered by the Company to HTP concurrently with the execution and delivery of this Agreement.
“Company Equity Plan” means the Company’s 2018 Equity Incentive Plan.
“Company Incentive Units” means Incentive Units as defined in the Company LLCA and authorized by the Company under the Company LLCA.
“Company IT Systems” means computers, Software, servers, workstations, routers, hubs, switches, data communications lines and all other information technology equipment, including all documentation related to the foregoing, owned by, or licensed or leased to, the Company or any of its Subsidiaries.
“Company LLCA” means the Amended and Restated Limited Liability Agreement of the Company, dated as of the date hereof, by and among the Company and each of the Members (as defined therein), as amended, restated, supplemented, modified or waived from time to time in accordance with its terms.
“Company Merger” has the meaning specified in the Recitals hereto.

“Company Merger Sub” has the meaning specified in the Preamble hereto.
“Company Option” means (a) each outstanding option to purchase Company Units granted or otherwise issued pursuant to the Company Equity Plan and (b) any outstanding warrant to purchase Company Units issued pursuant to the Warrant to Purchase Common Units of the Company, issued on July 24, 2020 (the “Company Warrant Agreement”) (such clause (b) of this definition, the “Outstanding Warrant”), in each case of the foregoing clauses (a) and (b) of this definition, whether vested or unvested, that is outstanding immediately prior to the Effective Time.
“Company Permits” has the meaning specified in Section 6.10(b).
“Company PII” means all Personally Identifiable Information that is Processed by or on behalf of the Company or its Subsidiaries in connection with the development, marketing, delivery, servicing, use or other exploitation of the Company’s or its Subsidiaries’ products, services or operations.
“Company Preferred Units” means the Company Series A Preferred Units, the Company Series B Preferred Units and Company Series B-1 Preferred Units.
“Company Privacy Policies” means all written, current and, to the extent applicable, prior written public or internal policies, procedures and representations of the Company or its Subsidiaries to the extent relating to data security or the Processing of Company PII, including the Data Protection Program.
“Company Representations” has the meaning specified in Section 5.10.
“Company Series A Preferred Units” means the Series A Preferred Units, as defined in the Company LLCA and as authorized by the Company under the Company LLCA.
“Company Series B Preferred Units” means the Series B Preferred Units, as defined in the Company LLCA and as authorized by the Company under the Company LLCA.
“Company Series B-1 Preferred Units” means the Series B-1 Preferred Units, as defined in the Company LLCA and as authorized by the Company under the Company LLCA.
“Company Transaction Expenses” means any out-of-pocket fees and expenses paid or payable by the Company or any of its Subsidiaries or on any of their respective behalves or for which any of them are liable (whether or not billed or accrued for) as a result of or in connection with the authorization, planning, structuring, preparation, drafting, negotiation, execution and performance of this Agreement, the Ancillary Agreements and the Transactions, including (a) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers, (b) all retention, transaction, change of control, severance, or similar bonuses, payments or amounts that are created, accelerated, accrue or become payable to any employee, officer, director, independent contractor, or other service provider of the Company or any of its Subsidiaries solely as a result of the execution or delivery of this Agreement or the consummation of the Transactions (in each case, including related employer, payroll or similar obligations in respect of Taxes), and (c) the Holder Representative Amount.
“Company Units” the authorized units of the Company under the Company LLCA, comprised of Company Common Units, Company Preferred Units and Company Incentive Units.
“Company Voting and Support Agreement” has the meaning specified in the Recitals hereto.
“Company Voting Member Approval” has the meaning specified in the Recitals hereto.
“Company Voting Members” means the Holders that collectively hold a number of Company Units sufficient to cause the Company Voting Member Approval to be effective in accordance with the Company LLCA.
“Company Waiving Parties” has the meaning specified in Section 14.16(b).
“Company Warrant Agreement” has the meaning specified in the definition of Company Option.
“Completion 8-K” has the meaning specified in Section 10.08.

“Confidentiality Agreement” means that certain Mutual Non-Disclosure Agreement, dated as of April 15, 2021, between the Sponsor and the Company.
“Contracts” means any contract, agreement, subcontract, lease, sublease, conditional sales contract, purchase or service order, license, indenture, note, bond, loan, understanding, undertaking, commitment or other arrangement or instrument, including any exhibits, annexes, appendices and attachments thereto and any amendments, statements of work, modifications, supplements, extensions or renewals thereto, whether written or oral.
“Converted Option” has the meaning specified in Section 4.05.
“Convertible Notes” has the meaning specified in the Recitals hereto.
“Convertible Notes Conversion” has the meaning specified in Section 4.07.
“Counted Options” means Company Options (other than the Outstanding Warrant) that are vested immediately prior to the Effective Time (or that would be vested upon consummation of the Transactions); provided that, if the total number of Company Units issuable upon exercise in full (on a cash settled basis) of all unvested Company Options (other than the Outstanding Warrant) immediately prior to the Effective Time would exceed 3% of sum of (x) the total outstanding Company Units immediately prior to the Effective Time, determined on an as-converted to Common Unit basis, plus (y) the total number of Company Units issuable upon exercise of all Company Options immediately prior to the Effective Time plus (z) the remaining balance of the pool of unallocated Company Units available for award as Company Options as of the date of this Agreement (such excess, the “Excess Counted Options”), then the Counted Options shall include such Excess Counted Options, and HTP and the Company shall in good faith agree, prior to the Company’s delivery to HTP of the Allocation Statement pursuant to Section 4.08, upon a schedule setting forth the details of such Excess Counted Options to be included in the definition of Fully Diluted Company Units hereunder (the “Excess Counted Options Schedule”).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or any other related or associated epidemics, pandemics or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, guidelines or recommendations by any Governmental Authority in each case in connection with or in response to COVID-19, including the CARES Act.
“COVID-19 Response Measures” means any reasonable action, taken or omitted to be taken after the date of this Agreement that is reasonably determined to be necessary or prudent to be taken in response to COVID-19 or any of the measures described in the definition of “COVID-19 Measures”, including the establishment of any policy, procedure or protocol.
“Damages” means all fines, losses, damages, liabilities, penalties, judgments settlements, assessments and other reasonable costs and expenses (including reasonable legal, attorneys’ and other experts’ fees).
“Data Protection Program” has the meaning specified in Section 6.22(a).
“Deferred Underwriting Amount” means the portion of the underwriting discounts and commissions held in the Trust Account, which the underwriters of the IPO are entitled to receive upon the Closing in accordance with the Trust Agreement, which shall not exceed the amount set forth in Section 7.11 of the HTP Disclosure Schedule.
“DGCL” means the Delaware General Corporation Law.
“Disclosure Schedules” means the HTP Disclosure Schedule, the Blocker Disclosure Schedule and the Company Disclosure Schedule.
“Domestication” has the meaning specified in the Recitals hereto.
“Domestication Effective Time” has the meaning specified in Section 2.01.

“Earnout Pro Rata Portion” has the meaning specified in Schedule A.
“Earnout Series Amount” means a number equal to (a) 3,000,000 multiplied by (b) the applicable Earnout Participant’s Earnout Pro Rata Portion.
“Effective Time” has the meaning specified in Section 3.03(d).
“Employment Laws” has the meaning specified in Section 6.13(b)(i).
“Environmental Laws” means any and all applicable Laws relating to pollution or the protection of the environment or health and safety, including those related to the use, generation, treatment, storage, handling, emission, transportation, disposal or Release of Hazardous Materials.
“ERISA” has the meaning specified in Section 6.12(a).
“Excess Counted Options” has the meaning specified in the definition of Counted Options.
“Excess Counted Options Schedule” has the meaning specified in the definition of Counted Options.
“Exchange Act” has the meaning specified in Section 7.08(a).
“Exchange Agent” has the meaning specified in Section 4.09(a).
“Exchange Agent Agreement” means an exchange agent agreement in customary form to be entered into between Surviving Pubco and the Exchange Agent.
“Exchange Agreement” has the meaning specified in Section 4.10(a)(iv).
“Exchange Agreement Joinder” has the meaning specified in Section 4.09(b).
“Financial Statements” has the meaning specified in Section 6.07(a)(ii).
“Financing Sources” means the PIPE Subscription Agreements.
“First Blocker Merger” has the meaning specified in the Recitals hereto.
“First HTP Merger” has the meaning specified in the Recitals hereto.
“Fraud” means actual and intentional common law fraud committed by a Party with respect to the making of the representations and warranties by such Party set forth in Article 5, Article 6 or Article 7 as applicable. Under no circumstances shall “fraud” include any equitable fraud, constructive fraud, negligent misrepresentation, unfair dealings, or any other fraud or torts based on recklessness or negligence.
“Fully Diluted Company Units” means the sum of (without duplication with respect to clauses (a), (b) and (c) of this definition) (a) the Company Units that are issued and outstanding immediately prior to the Effective Time (but after the Pre-Closing Blocker Reorganization), including all Company Common Units issuable upon conversion of the outstanding Company Preferred Units, (b) the Company Units that would be issued upon the cash settlement (as opposed to the “net settlement”) of all Counted Options, if such Counted Options were exercised or settled in full upon payment of the full cash exercise price thereof and (c) the Company Units that would be issued upon the cash settlement (as opposed to “net settlement”) of the Outstanding Warrant, if such Outstanding Warrant was exercised or settled in full upon payment of the full cash exercise price.
“Funding Amount” has the meaning specified in Section 4.09(a)(iii).
“GAAP” means United States generally accepted accounting principles as in effect from time to time.
“Government Official” means any public or elected official or officer, employee (regardless of rank), or person acting on behalf of a national, provincial, or local government, including a department, agency, instrumentality, state-owned or state-controlled company, public international organization (such as the United Nations or World Bank), or non-U.S. political party, non-U.S. party official or any candidate for political office. Officers, employees (regardless of rank), or persons acting on behalf of an entity that is financed in large measure through public appropriations, is widely perceived to be performing government functions, or has its key officers and directors appointed by a government should also be considered “Government Officials.”
“Governmental Authority” means any supra-national, federal, regional, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, agency or instrumentality, court, arbitral body or tribunal.
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, issued, promulgated, made or entered by or with any Governmental Authority.
“Hazardous Material” means material, substance or waste that is listed, regulated, or otherwise defined as “hazardous,” “toxic,” or “radioactive,” (or words of similar intent or meaning) under Environmental Law, including petroleum, petroleum by-products, asbestos or asbestos-containing material, polychlorinated biphenyls, per- and polyfluoroalkyl substances, flammable or explosive substances, or pesticides.
“HTP Representations” has the meaning specified in Section 5.10.
“Holder Representative” has the meaning specified in Section 13.01.
“Holder Representative Amount” means $100,000.
“Holders” means all Persons who hold any Company Units immediately prior to the Effective Time.
“HTP” has the meaning specified in the Preamble hereto.
“HTP Board” means the Board of Directors of HTP.
“HTP Board Recommendation” has the meaning specified in Section 7.02(c)(iv).
“HTP Class A Ordinary Shares” means, prior to the Domestication, Class A ordinary shares, par value $0.0001 per share, of HTP.
“HTP Class B Ordinary Shares” means, prior to the Domestication, Class B ordinary shares, par value $0.0001 per share, of HTP.
“HTP Class B Ordinary Shares Conversion” has the meaning set forth in Section 2.03(b).
“HTP Cure Period” has the meaning specified in Section 12.01(c)(i).
“HTP Disclosure Schedule” means the confidential disclosure schedule delivered by HTP to the Company concurrently with the execution and delivery of this Agreement.
“HTP Extraordinary General Meeting” has the meaning specified in Section 10.05(a).
“HTP Financials” has the meaning specified in Section 7.08(b).
“HTP Governing Document” has the meaning specified in the Recitals hereto.
“HTP Material Adverse Effect” means (a) a material adverse change or a material adverse effect, individually or in the aggregate, on the assets, financial condition, business or operations of HTP, taken as a whole, or (b) any effect, change, event or occurrence that would individually or in the aggregate, prevent, materially delay or materially impair the ability of HTP to consummate the Transactions.
“HTP Material Contract” has the meaning specified in Section 7.17(c).
“HTP Mergers” has the meaning specified in the Recitals hereto.
“HTP Mergers Effective Time” has the meaning specified in Section 3.03(c).
“HTP Ordinary Shares” means HTP Class A Ordinary Shares and HTP Class B Ordinary Shares.
“HTP Parties” has the meaning specified in the Preamble hereto.

“HTP Public Warrant” means a right to acquire HTP Class A Ordinary Shares that was included in the units sold as part of HTP’s initial public offering.
“HTP Share Redemption” means the election of an eligible (as determined in accordance with the HTP Governing Document) Pre-Closing HTP Holder to exercise its HTP Shareholder Redemption Right in connection with the consummation of the Transactions.
“HTP Shareholder Approval” means the approval of the Transaction Proposals set forth in clauses (i) through (ix) of the definition thereof, in each case, by a two-thirds vote of votes cast by the holders of HTP Ordinary Shares at the HTP Extraordinary General Meeting, or such lesser standard as may be applicable to a specific Transaction Proposal, in accordance with the Proxy Statement and the HTP Governing Document.
“HTP Shareholder Redemption Right” means the right of a Pre-Closing HTP Holder to redeem HTP Class A Ordinary Shares in accordance with the HTP Governing Document, in connection with the consummation of the Transactions.
“HTP Sponsor Warrant” means warrants issued to Sponsor as part of HTP’s initial public offering.
“HTP Stock Value” means $10.00.
“HTP Transaction Expenses” means any out-of-pocket fees and expenses paid or payable by HTP, its Affiliates or on any of their respective behalves or for which any of them are liable (whether or not billed or accrued for) as a result of or in connection with the authorization, planning, structuring, preparation, drafting, negotiation, execution and performance of a Business Combination (including this Agreement, the Ancillary Agreements and the Transactions), including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers (including any deferred underwriter fees from HTP’s initial public offering and any retention, transaction, change of control or similar bonuses, payments or amounts), (ii) any fees pursuant to Section 10.02(a) and (iii) any filing fees payable by the Company or HTP to Governmental Authorities in respect of any filings to be made in connection with the Transaction under Antitrust Laws.
“HTP Waiving Parties” has the meaning specified in Section 14.16(a).
“HTP Warrants” means HTP Public Warrants and HTP Sponsor Warrants.
“Incentive Equity Plan” has the meaning specified in Section 10.09(a)(ii).
“Indebtedness” means (i) all indebtedness, whether or not contingent, for borrowed money, and (ii) all indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security or similar instrument.
“Intellectual Property” means any and all intellectual property and similar proprietary rights in any jurisdiction throughout the world, whether registered or unregistered, including all: (i) patents and patent applications, (ii) trademarks, service marks, trade dress, trade names, service names, brand names, corporate names, logos and any and all other indications of origin, including all goodwill associated therewith, (iii) copyrights, works of authorship, mask work rights, and any and all renewals, extensions, reversions, restorations, derivative works and moral rights in connection with the foregoing, now or hereafter provided by applicable Law, regardless of the medium of fixation or means of expression, (iv) Internet domain names and social media identifiers and accounts, (v) trade secrets, know-how (including manufacturing and production processes and research and development information), confidential information, technical data, algorithms, formulae, procedures, protocols, techniques, results of experimentation and testing, and business information (including financial and marketing plans, customer and supplier lists, and pricing and cost information), (vi) Software, (vii) databases and data collections, (viii) all registrations of and applications (whether provisional, pending or final) to register the foregoing, and all common law rights thereto, and (ix) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement, misappropriation or other violation of any of the foregoing.
“Intended Tax Treatment” has the meaning specified in Section 10.03(a)(v).

“Interim Financial Statements” has the meaning specified in Section 6.07(a)(ii).
“Interim Period” has the meaning specified in Section 8.01.
“Issued Surviving Company Units” means the number of Acquired Surviving Company Units minus the number of Acquired Surviving Company Units held by HTP that are attributable to the Company Units held by the Blockers immediately prior to the Blocker Mergers (after giving effect to the Pre-Closing Blocker Reorganization).
“IPO” means the initial public offering of HTP pursuant to the Prospectus.
“Key Employees” means James Mastronardi, Guang Yan Wang, Merri Ghazaryan, Ian Cohen and Caressa Foreman.
“Labor Contract” has the meaning specified in Section 6.11(a)(iii).
“Law” means each provision of any statute, civil, criminal or common law, ordinance, rule, regulation, legislation, ordinance, order, code, treaty, ruling, directive, determination or decision, in each case, of any Governmental Authority or Governmental Order.
“Leased Real Property” means all real property and interests in real property leased, subleased or otherwise occupied or used but not owned by the Company or any of its Subsidiaries.
“Letter of Transmittal” means the letter of transmittal, or similar instrument or interface of transmittal, including an electronic exchange website, in a form mutually and reasonably agreeable to HTP and the Company.
“Licensed Intellectual Property” means any and all Intellectual Property owned by a third party and licensed or sublicensed (or purported to be licensed or sublicensed) to either the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest, claim, restriction or other lien of any kind.
“LLCA Counterpart” has the meaning specified in Section 4.09(b).
“LLC Act” means the Limited Liability Company Act of the State of Delaware.
“Majority Holders” has the meaning specified in Section 13.01.
“Material Adverse Effect” means any effect, development, event, occurrence, fact, condition, circumstance or change that has had, or would reasonably be expected to have, a material and adverse effect, individually or in the aggregate, on the business, results of operations, financial condition, assets or liabilities of the Company and its Subsidiaries, taken as a whole; provided, however, that no effect, development, event, occurrence, fact, condition, circumstances or change, to the extent resulting from any of the following, either alone or in combination, shall be deemed to constitute, or be taken into account in determining whether a “Material Adverse Effect” has occurred or would reasonably be expected to occur in respect of the Company and its Subsidiaries: (i) the taking by the Company or any of its Subsidiaries of any COVID-19 Response Measures; (ii) any change in applicable Laws, or regulatory policies or interpretations thereof or in accounting or reporting standards or principles or interpretations thereof to the extent that such change does not have a materially disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the same industry; (iii) any change in interest rates or economic, financial or market conditions generally to the extent that such change does not have a materially disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the same industry; (iv) the announcement or the execution of this Agreement, the pendency or consummation of the Mergers or the performance of this Agreement (or the obligations hereunder); provided that, this clause (iv) shall not prevent a determination that a breach of any representation and warranty set forth herein which addresses the consequences of the execution and performance of this Agreement or the consummation of the Mergers has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Material Adverse Effect; (v) any change generally affecting any of the industries or markets in which the Company or any of its Subsidiaries operates to the extent that such change does not have a materially disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the same industry; (vi) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster or act of God, any epidemic or pandemic (including the COVID-19 pandemic) and any other force majeure event to the extent that such event does not have a materially disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the same industry; (vii) the compliance with the express terms of this Agreement or (viii) in and of itself, the failure of the Company and its Subsidiaries, taken as a whole, to meet any projections, forecasts or budgets or estimates of revenues, earnings or other financial metrics for any period beginning on or after the date of this Agreement; provided that, this clause (viii) shall not prevent a determination that any change or effect underlying such failure to meet projections, forecasts or budgets has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Material Adverse Effect.
“Merger Consideration” means (a) Merger Consideration Value, plus (b) the Aggregate Exercise Price.
“Merger Consideration Value” means $1,346,000,000.
“Mergers” has the meaning specified in the Recitals hereto.
“Minimum Cash” means an amount equal to (a) $225,000,000 minus (b) the Note Financing Amount.
“Note Investors” means those Persons who are participating in the Note Financing pursuant to a Note Subscription Agreement entered into with the Company as of the date hereof.
“Note Subscription Agreements” has the meaning specified in the Recitals hereto.
“NYSE” has the meaning specified in the definition of Approved Stock Exchange.
“Offer Documents” has the meaning specified in Section 10.04(b).
“Open Source Software” means Software that (a) is distributed as free Software, open source Software, copyleft Software or similar licensing or distribution models, or (b) requires as a condition of use, modification or distribution (including under an ASP or “software as a service” model) of such Software that other Software using, incorporating, linking, integrating or distributing or bundling with such Software be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works or (iii) redistributable at no charge. “Open Source Software” includes Software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (a) the Apache Software Foundation License, (b) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL), (c) The Artistic License (e.g., PERL), (d) the Mozilla Public License, (e) the Netscape Public License, (f) the Sun Community Source License (SCSL), (g) the Sun Industry Standards License (SISL), (h) Affero General Public License (AGPL), (i) Common Development and Distribution License (CDDL) or (j) any license or distribution agreement or arrangement now listed as open source licenses on www.opensource.org or any successor website thereof or in the Free Software Directory maintained by the Free Software Foundation on http://directory.fsf.org/ or any successor website thereof.
“Option Exchange Ratio” means a number of shares of Surviving Pubco Class A Shares equal to the quotient of (a) (i) the Participating Merger Consideration divided by (ii) the HTP Stock Value divided by (b) the Participating Unit Number.
“Ordinary Course of Business” means the ordinary and usual course of operations of the business of the Blockers, the Company and its Subsidiaries (as applicable), consistent with past practice as determined from January 1, 2019, subject to any reasonable changes required to address any then current facts and circumstances (including requirements to comply with applicable Law) and, in the case of an action taken by the Blockers, the Company or its Subsidiaries, a COVID-19 Response Measure taken to reasonably preserve the health and safety of current employees and independent contractors of the Company or any of its Subsidiaries who are natural persons.
“Outstanding Warrant” has the meaning specified in the definition of Company Option.
“Owned Intellectual Property” means any and all Intellectual Property owned (or purported to be owned) by the Company or any of its Subsidiaries.

“Pacer Corp. Blocker” has the meaning specified in the Preamble hereto.
“Pacer Holdings” has the meaning specified in the Preamble hereto.
“Pacer L.P. Blocker” has the meaning specified in the Preamble hereto.
“Participating Unit Number” means the number of Fully Diluted Company Units; provided that, if the Company Series B Preferred Units are not Participating Units, then the Participating Unit Number shall be the number of Fully Diluted Company Units, minus the number of all Company Common Units issuable upon conversion of the outstanding Company Series B Preferred Units as of immediately prior to the Effective Time.
“Participating Merger Consideration” means the Merger Consideration; provided that, if the Company Series B Preferred Units are not Participating Units, then the Participating Merger Consideration shall be the Merger Consideration minus the Aggregate Series B Liquidation Preference.
“Participating Units” means the outstanding Company Units, other than the Company Common Units issuable upon conversion of the outstanding Company Series B Preferred Units; provided that, the Participating Units shall include the Company Common Units issuable upon conversion of the outstanding Company Series B Preferred Units if the Aggregate Series B Liquidation Preference is an amount less than the aggregate amount of consideration that would be payable with respect to the Company Series B Preferred Units if such Company Series B Preferred Units converted into Company Common Units in accordance with the Company LLCA immediately prior to the Blocker Mergers Effective Time, as determined by dividing (i) the sum of (A) Merger Consideration plus (B) $180,000,000, which is the aggregate value of all of the Surviving Company RCUs and Surviving Pubco Class A RSRs, if fully vested by (ii) the number of Fully Diluted Company Units, in each case, valuing any securities issued in consideration for the Aggregate Series B Liquidation Preference or the Merger Consideration at the HTP Stock Value.
“Partnership Act” means the Delaware Revised Uniform Partnership Act.
“Parties” has the meaning specified in the Preamble hereto.
“PCAOB” means the U.S. Public Company Accounting Oversight Board.
“Per Blocker Equity Interest Merger Consideration” means, with respect to each Blocker, (a) a number of Surviving Pubco Class A Shares equal to the quotient of (i) the Total Per Blocker Equity Consideration with respect to such Blocker divided by (ii) with respect to each Blocker, the number of outstanding Blocker Equity Interests of such Blocker as of immediately prior to the Blocker Mergers Effective Time, plus (b) if the Company Series B Preferred Units are Participating Units, a number of Surviving Pubco Class A RSRs equal to the Earnout Series Amount determined pursuant to Section 4.04(a), plus (c) the right to receive tax benefit payments payable under the Tax Receivable Agreement, if any, subject, in the case of each of the foregoing clauses (a) through (c) of this definition, to the execution of a Letter of Transmittal, LLCA Counterpart and TRA Counterpart.
“Per Company Participating Unit Merger Consideration” means (a) a number of Surviving Company Membership Units equal to the quotient of (i) (A) an amount equal to the Participating Merger Consideration, divided by (B) the HTP Stock Value, divided by (ii) the Participating Unit Number plus (b) an equal number of shares of Surviving Pubco Class B Shares plus (c) a number of Surviving Company RCUs and Surviving Pubco Class B RSRs equal to the Earnout Series Amount determined pursuant to Section 4.04(a), plus (d) the right to receive tax benefit payments, if any, payable under the Tax Receivable Agreement, if any, subject, in the case of each of the foregoing clauses (a) through (d) of this definition, to the execution of a Letter of Transmittal, LLCA Counterpart, TRA Counterpart and Exchange Agreement Joinder.
“Per Company Series B Preferred Unit Merger Consideration” means (a) (1) a number of Surviving Company Membership Units equal to the quotient of (i) (A) the Aggregate Series B Liquidation Preference divided by (B) the HTP Stock Value, divided by (ii) the number of outstanding Company Series B Preferred Units plus (2) an equal number of Surviving Pubco Class B Shares and (b) the right to receive certain tax benefit payments payable under the Tax Receivable Agreement if any, subject, in the case of each of the foregoing clauses (a) through (b) of this definition, to the execution of a Letter of Transmittal, LLCA Counterpart, TRA Counterpart and Exchange Agreement Joinder.

“Permits” means all permits, licenses, certificates of authority, authorizations, approvals, registrations, clearances, orders, variances, exceptions or exemptions and other similar consents issued by or obtained from a Governmental Authority.
“Permitted Liens” means (i) statutory or common law mechanics, materialmen, warehousemen, landlords, carriers, repairmen and construction contractors and other similar Liens that arise in the Ordinary Course of Business and which are not yet due and payable or which are being contested in good faith through appropriate Actions, (ii) pledges or deposits incurred in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other social security legislation, (iii) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate Actions and with respect to which adequate reserves have been made in accordance with GAAP, (iv) Liens on real property (including easements, covenants, rights of way and similar restrictions of record) that do not, individually or in the aggregate, materially interfere with the present uses of such real property, (v) non-exclusive licenses granted in the Ordinary Course of Business and (vi) Liens described on Section 1.01 of the Company Disclosure Schedule.
“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.
“Personally Identifiable Information” means any and all (i) information relating to an individual that either contains data elements that identify the individual or that can be used, directly or indirectly, to identify, contact or locate the individual, (ii) “personal data” as that or similar term is defined under any applicable Law and (iii) other information, the Processing of which is regulated by an applicable Law in relation to data protection or privacy. Personally Identifiable Information may include (A) personal identifiers, such as name, address, telephone number, Social Security Number, date of birth, driver’s license number, identification number issued by a Governmental Authority, Taxpayer Identification Number and passport number, (B) online identifiers, e-mail addresses social media handles, Internet or Software-based usernames, Internet protocol addresses, cookie identifiers, device identifiers, (C) financial information, including credit or debit card numbers, account numbers, access codes, consumer report information and insurance policy numbers, (D) demographic information, including information relating to an individual’s race, gender, age, ethnicity, religion or philosophy, political affiliation or sexual orientation, (E) biometric data, including fingerprint, retina or iris image, voice print or other unique physical representation or characteristic and (F) individual medical or health information, such as protected health information governed by the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder.
“PIPE Financing” has the meaning specified in the Recitals hereto.
“PIPE Financing Amount” has the meaning specified in the Recitals hereto.
“PIPE Subscription Agreements” has the meaning specified in the Recitals hereto.
“PIPE Investors” means those Persons who are participating in the PIPE Financing pursuant to a PIPE Subscription Agreement entered into with HTP as of the date hereof.
“Pre-Closing Blocker Reorganization” has the meaning specified in the Recitals hereto.
“Pre-Closing Flow-Through Tax Item” has the meaning specified in Section 10.03(f).
“Pre-Closing Flow-Through Tax Return” has the meaning specified in Section 10.03(f).
“Pre-Closing HTP Holders” means the shareholders of HTP at any time prior to the Effective Time.
“Pre-Closing Tax Period” means any taxable period (or portion thereof) ending on or prior to the Closing Date.
“Primary Capital” means the Available Cash made available to the Surviving Company from the Trust Account and Financing Sources.
“Privacy Requirements” means any and all (a) Company Privacy Policies, (b) Contracts involving the Processing of Company PII, (c) applicable Laws that apply to security, privacy or Processing of Company

PII, (d) industry self-regulatory requirements applicable to the protection or Processing of Company PII to which the Company purports to adhere and (e) binding guidance issued by any Governmental Authority that pertains to any of the applicable Laws or principles outlined in the foregoing clauses (c) or (d).
“Process” or “Processing” means, with respect to any data or Personally Identifiable Information, the collection, recording, use, processing, storage, organization, modification, transfer, sale, retrieval, access, disclosure, deletion, dissemination or combination of such data or Personally Identifiable Information.
“Prospectus” has the meaning specified in Section 8.04.
“Proxy Statement” has the meaning specified in Section 10.04(a)(i).
“Purchase Plan” has the meaning specified in Section 10.09(b)(iii).
“Real Property Leases” has the meaning specified in Section 6.11(a)(iv).
“Registered Intellectual Property” has the meaning specified in Section 6.21(a).
“Registration Statement” means the Registration Statement on Form S-4, or other appropriate form determined by the Parties, including any pre-effective or post-effective amendments or supplements thereto, to be filed with the SEC by HTP under the Securities Act with respect to the Surviving Pubco Class A Shares to be issued pursuant to this Agreement.
“Related Party” has the meaning specified in Section 6.20(c).
“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into or through the indoor or outdoor environment.
“Representative Losses” has the meaning specified in Section 13.02(d).
“Representatives” means, collectively, with respect to any Person, such Person’s officers, directors, Affiliates, employees, agents or advisors, including any investment banker, broker, attorney, accountant, consultant or other authorized representative of such Person.
“Restricted Common Unit” has the meaning specified in Surviving Company A&R LLCA.
“Restricted Stock Right” has the meaning specified in Surviving Pubco Certificate of Incorporation.
“Sanctions” has the meaning specified in Section 6.24(g)(i).
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Documents” has the meaning specified in Section 7.08(a).
“Section 16” has the meaning specific in Section 9.05.
“Second Blocker Merger” has the meaning specified in the Recitals hereto.
“Second HTP Merger” has the meaning specified in the Recitals hereto.
“Security Incident” means any incident involving (i) information security breaches, intrusions, or failures of the Company IT Systems or (ii) unauthorized access, theft, extraction, Processing, transfer, loss, disclosure, corruption, destruction or encryption of Company PII or other data held, in whatever form, by or on behalf of the Company or its Subsidiaries, including where the unauthorized event results from the use of any malicious code (including without limitation viruses, Trojan horses, worms, malware and ransomware), social engineering, unauthorized access to physical premises, loss of devices, disclosure of passwords or otherwise.
“Series 1 RCU” means Restricted Common Units of the Surviving Company, designated as “Series 1 RCUs” of the Surviving Company, as defined in the Surviving Company A&R LLCA.
“Series 2 RCU” means Restricted Common Units of the Surviving Company, designated as “Series 2 RCUs” of the Surviving Company, as defined in the Surviving Company A&R LLCA.

“Series 3 RCU” means Restricted Common Units of the Surviving Company, designated as “Series 3 RCUs” of the Surviving Company, as defined in the Surviving Company A&R LLCA.
“Series 4 RCU” means Restricted Common Units of the Surviving Company, designated as “Series 4 RCUs” of the Surviving Company, as defined in the Surviving Company A&R LLCA.
“Service Provider” means, as of any relevant time, any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.
“Significant Contract” has the meaning specified in Section 6.11(a).
“Signing Press Release” has the meaning specified in Section 10.08.
“Software” means any (a) computer, mobile, or device programs, systems, applications and code, including any software implementations of algorithms, models and methodologies and any source code, object code, firmware, middleware, APIs, development and design tools, applets, compilers and assemblers, (b) databases and compilations, including any and all libraries, data and collections of data whether machine readable, on paper or otherwise, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (d) technology supporting, and the contents and audiovisual displays of, any internet site(s) and (e) documentation, other works of authorship and media, including user manuals and training materials, relating to or embodying any of the foregoing or on which any of the foregoing is recorded.
“Specified Company Members” means the parties listed on Schedule 1.01 (without giving effect to the Pre-Closing Blocker Reorganization).
“Sponsor” means Highland Transcend Partners, LLC, a Cayman Islands limited liability company.
“Sponsor Letter Agreement” has the meaning specified in the Recitals hereto.
“Subsidiary” means, with respect to a specified Person, a corporation or other entity of which fifty percent (50%) or more of the voting power of the equity securities or equity interests is owned, directly or indirectly, by such specified Person.
“Surviving Blockers” has the meaning specified in Section 3.01(b).
“Surviving Company” has the meaning specified in Section 3.01(e).
“Surviving Company A&R LLCA” has the meaning specified in Section 3.04.
“Surviving Company Membership Units” means the “Common Units” of the Surviving Company, as defined in the Surviving Company A&R LLCA.
“Surviving Company RCUs” means the Series 1 RCUs, the Series 2 RCUs, the Series 3 RCUs and the Series 4 RCUs.
“Surviving Pacer Corp. Blocker” has the meaning specified in Section 3.01(a).
“Surviving Pacer L.P. Blocker” has the meaning specified in Section 3.01(b).
“Surviving Pubco” has the meaning specified in the Recitals hereto.
“Surviving Pubco Board” has the meaning specified in Section 10.06.
“Surviving Pubco Bylaws” has the meaning specified in Section 2.02.
“Surviving Pubco Certificate of Incorporation” has the meaning specified in the Recitals hereto.
“Surviving Pubco Class A Public Warrant” has the meaning specified in Section 2.03(c).
“Surviving Pubco Class A RSRs” means the Surviving Pubco Class A Series 1 RSRs, the Surviving Pubco Class A Series 2 RSRs, the Surviving Pubco Class A Series 3 RSRs and the Surviving Pubco Class A Series 4 RSRs.

“Surviving Pubco Class A Series 1 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class A Series 1 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation.
“Surviving Pubco Class A Series 2 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class A Series 2 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation.
“Surviving Pubco Class A Series 3 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class A Series 3 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation.
“Surviving Pubco Class A Series 4 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class A Series 4 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation.
“Surviving Pubco Class A Shares” means the Class A Shares of Surviving Pubco, as set forth in the Surviving Pubco Certificate of Incorporation.
“Surviving Pubco Class B Shares” means the Class B Shares of Surviving Pubco, as set forth in the Surviving Pubco Certificate of Incorporation.
“Surviving Pubco Pro Forma Shares” means, without duplication with respect to clauses (a), (b), (c) and (d) of this definition, the aggregate number of Surviving Pubco Class A Shares equal to (a) the aggregate number of Surviving Pubco Class A Shares issued and outstanding immediately prior to the Blocker Mergers Effective Time (after giving effect to the HTP Share Redemptions, the Domestication and the HTP Class B Ordinary Shares Conversion) plus (b) the aggregate number of Surviving Pubco Class A Shares issuable pursuant to the consummation of the transactions contemplated in the PIPE Subscription Agreements or the conversion of the Convertible Notes, plus (c) the aggregate number of Surviving Pubco Class A Shares issuable in the Blocker Mergers, plus (d) the aggregate number of Surviving Pubco Class A Shares issuable upon settlement of the Surviving Pubco Class A RSRs.
“Surviving Pubco Class B RSRs” means the Surviving Pubco Class B Series 1 RSRs, the Surviving Pubco Class B Series 2 RSRs, the Surviving Pubco Class B Series 3 RSRs and the Surviving Pubco Class B Series 4 RSRs.
“Surviving Pubco Class B Series 1 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class B Series 1 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation and corresponding to the number of Series 1 RCUs of the Surviving Company held by Holders.
“Surviving Pubco Class B Series 2 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class B Series 2 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation and corresponding to the number of Series 2 RCUs of the Surviving Company held by Holders.
“Surviving Pubco Class B Series 3 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class B Series 3 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation and corresponding to the number of Series 3 RCUs of the Surviving Company held by Holders.
“Surviving Pubco Class A Series 4 RSRs” means Restricted Stock Rights of the Surviving Pubco, designated as “Class B Series 4 RSRs” of the Surviving Pubco in the Surviving Pubco Certificate of Incorporation and corresponding to the number of Series 4 RCUs of the Surviving Company held by Holders.
“Surviving Pubco Shares” means the shares of capital stock of Surviving Pubco as authorized in the Surviving Pubco Certificate of Incorporation including the Surviving Pubco Class A Shares and the Surviving Pubco Class B Shares.

“Surviving Provisions” has the meaning specified in Section 12.02.
“Tax” means all federal, state, local, or foreign taxes, fees or levies imposed by a Governmental Authority (including income, profits, franchise, alternative minimum, gross receipts, sales, use, customs duties, value added, ad valorem, escheat, transfer, real property, personal property, stamp, capital stock, excise, premium, social security, payroll, occupation, employment, unemployment, severance, disability, registration, license, withholding and estimated tax), and any interest, penalty, or addition with respect thereto.
“Tax Proceeding” has the meaning specified in Section 10.03(i).
“Tax Receivable Agreement” has the meaning specified in the Recitals.
“Tax Return” means any return, report, schedule, form, statement, declaration, or document (including any refund claim, information statement, or amendment) required to be filed with or submitted to a Governmental Authority in connection with the determination, assessment, collection or payment of any Tax.
“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration, imposition, regulation, enforcement, assessment, determination or collection of any Tax.
“Trading Day” means a day on which the Trading Market is open for the transaction of business (unless such trading shall have been suspended for the entire day).
“Trading Market” means New York Stock Exchange or such other principal United States securities exchange on which the Surviving Pubco Class A Shares are listed, quoted or admitted to trading.
“Terminating Company Breach” has the meaning specified in Section 12.01(b)(i).
“Terminating HTP Breach” has the meaning specified in Section 12.01(c)(i).
“Termination Date” has the meaning specified in Section 12.01(b)(ii).
“Top 15 Customers” has the meaning specified in Section 6.23(a).
“Top 15 Vendors” has the meaning specified in Section 6.23(b).
“Total Per Blocker Equity Consideration” means, with respect to each Blocker, a number of Surviving Pubco Class A Shares equal to (a)(1) if the Company Series B Preferred Units are not Participating Units, the number of Company Series B Preferred Units held by such Blocker as of immediately prior to the Blocker Mergers Effective Time, and after giving effect to the Pre-Closing Blocker Reorganization, multiplied by the quotient of (A) the Aggregate Series B Liquidation Preference, divided by (B) the HTP Stock Value, divided by (C) the number of outstanding Company Series B Preferred Units, or (2) if the Company Series B Preferred Units are Participating Units, the number of Company Common Units issuable upon conversion of the Company Series B Preferred Units held by such Blocker immediately prior to the Blocker Mergers Effective Time, multiplied by the quotient of (A) the Participating Merger Consideration, divided by (B) the HTP Stock Value, divided by (C) the Participating Unit Number, plus (b) the quotient of (1) (x) with respect to each Blocker, such Blocker’s cash and cash equivalents, if any, minus (y) with respect to each Blocker, such Blocker’s Indebtedness, if any, divided by (2) the HTP Stock Value. For the avoidance of doubt, the foregoing clause (b) may be a negative number.
“Transaction Proposals” has the meaning specified in Section 10.05(a).
“Transfer Tax” means any direct or indirect transfer (including real estate transfer), sales, use, stamp, documentary, registration, conveyance, recording, or other similar Taxes or governmental fees (and any interest, penalty, or addition with respect thereto) payable as a result of the consummation of the Transactions.
“Transaction Tax Deductions” means any amount that is deductible for income Tax purposes that is incurred by the Company or any of its Subsidiaries in connection with the transactions contemplated herein (excluding, for the avoidance of doubt, any amount (including with respect to any Company Transaction Expenses) that is or was economically borne by HTP), including (i) the payment of stay bonuses, sales bonuses, change in control payments, severance payments, retention payments or similar payments made by the Company or any Subsidiary on or around the Closing Date; (ii) the fees, expenses and interest (including amounts treated as interest for U.S. federal income Tax purposes and any breakage fees or accelerated deferred financing fees) incurred by the Company or any Subsidiary with respect to the payment of indebtedness of the Company by (or for the benefit of) the Company or any Subsidiary on or prior to the Closing Date; (iii) payments made as a result of the exercise or payment for cancellation of Company Options on or around the Closing Date; (iv) the employer portion of the amount of any employment taxes with respect to the amounts set forth in clause (i) or (iii) of this definition paid by the Company or any Subsidiary on or prior to the Closing Date; and (v) the payment of any other Company Transaction Expenses not included in clauses (i) through (iv).
“Treasury Regulations” means the temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Trust Account” means the account established by HTP for the benefit of its public shareholders pursuant to the Trust Agreement.
“Trust Agreement” means the Investment Management Trust Agreement, dated as of December 2, 2020 by and between HTP and the Trustee.
“Trustee” means Continental Stock Transfer & Trust Company, a New York corporation.
“WARN” has the meaning specified in Section 6.13(b)(iv).
Section 1.02    Construction.
(a)   Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender and neuter form, (ii) words using the singular or plural form also include the plural or singular form, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” “herewith,” “hereunder” and derivative or similar words refer to this entire Agreement (including the Annexes, Appendices and Schedules hereto) and not to any particular provision of this Agreement, (iv) the terms “Article,” “Section”, “Annex”, “Appendix” and “Schedule” refer to the specified Article, Section, Annex, Appendix or Schedule of or to this Agreement unless otherwise specified, (v) whenever any other word derived from a defined term shall be used in this Agreement, such derived word shall have the meaning correlative to such defined term (e.g., “controlled” or “controlling” shall have the meaning correlative to “control”), (vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (vii) the word “or” shall be disjunctive but not exclusive and (viii) references to anything having been “provided”, “made available” or “delivered” (or any other similar references) to any of the HTP Parties includes meaning that the relevant item has been posted in the electronic data site maintained by or on behalf of the Company in a location accessible to the HTP Parties no later than 8:00 p.m. on the day immediately prior to the date hereof.
(b)   Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto; provided that, with respect to any agreement or other document identified in the Company Disclosure Schedule or the HTP Disclosure Schedule, such amendment or other modification thereto is also identified in the Company Disclosure Schedule or the HTP Disclosure Schedule, respectively.
(c)   Unless the context of this Agreement otherwise requires, references to any Law shall include all regulations and rules promulgated thereunder and references to any Law shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(d)   References to any Person include references to such Person’s successors and assigns (provided, however, that nothing contained in this clause is intended to authorize any assignment or transfer not otherwise permitted by this Agreement), and in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(e)   The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent. The Parties acknowledge that each Party and its counsel has reviewed and participated in the drafting of this Agreement and that no rule of strict construction shall be applied against any Party.
(f)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day. Except as otherwise expressly provided herein, any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York.
(g)   The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”
(h)   The term “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in visible form.
(i)   All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
(j)   All monetary figures used herein shall be in United States dollars unless otherwise specified.
Section 1.03   Knowledge.   As used herein, the phrase “to the knowledge” of any Person shall mean the actual knowledge, after reasonable inquiry of such Person’s direct reports, of  (a) in the case of the Company, Andrew Vagenas, Andreas Schulmeyer, Ian Cohen, Ash Mehra, Daniel Moses and Leanna Bautista, and (b) in the case of HTP, Ian Friedman, Paul Maeder, Dan Nova and Bob Davis.
ARTICLE 2
Pre-Closing Transactions
Section 2.01   Domestication.   Subject to receipt of the HTP Shareholder Approval, at least one day prior to the Closing, HTP shall cause the Domestication to become effective, including by (a) filing with the Delaware Secretary of State a Certificate of Domestication with respect to the Domestication, together with the Certificate of Incorporation of HTP in substantially the form attached as Annex A, in each case, in accordance with the provisions thereof and applicable Law, (b) completing and making and procuring all those filings required to be made with the Cayman Islands Registrar of Companies in connection with the Domestication, and (c) obtaining a certificate of de-registration from the Cayman Islands Registrar of Companies. The Domestication shall become effective at the time when the Certificate of Domestication has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by HTP and the Company in writing and specified in the Certificate of Domestication (the “Domestication Effective Time”).
Section 2.02   Bylaws of HTP.   HTP shall take all actions necessary so that, at the Domestication Effective Time, the bylaws of HTP shall be substantially in the form attached as Annex B (the “Surviving Pubco Bylaws”).
Section 2.03   Effects of the Domestication on the Capital Stock of HTP.   At the Domestication Effective Time, by virtue of the Domestication and without any action on the part of the HTP Parties or any holder of HTP Ordinary Shares or HTP Warrants:
(a)   each then issued and outstanding HTP Class A Ordinary Share will convert automatically, on a one-for-one basis, into one Surviving Pubco Class A Share;
(b)   each then issued and outstanding HTP Class B Ordinary Share will convert automatically, on a one-for-one basis, into one Surviving Pubco Class A Share (the “HTP Class B Ordinary Shares Conversion”);
(c)   each then issued and outstanding HTP Public Warrant will convert automatically, on a one-for-one basis, into a warrant to acquire Surviving Pubco Class A Shares, in the same form and on the same terms and conditions (including the same “Warrant Price” and number of shares of common stock subject to such warrant) as the converted HTP Public Warrant (a “Surviving Pubco Class A Public Warrant”);
(d)   each then issued and outstanding HTP Sponsor Warrant will convert automatically, on a one-for-one basis, in the same form and on the same terms and conditions (including the same “Warrant Price” and number of shares of common stock subject to such warrant) as the converted HTP Sponsor Warrant, into a Surviving Pubco Class A Public Warrant; and
(e)   a series of Surviving Pubco Class B Shares shall be authorized, each share of which will have voting rights equal to a share of Surviving Pubco Class A Shares but which shall have no entitlement to earnings or distributions of Surviving Pubco.
Section 2.04   Pre-Closing Blocker Reorganization.   At least one day prior to the Closing Date, the Pre-Closing Blocker Reorganization shall be consummated in accordance with the steps described in Section 2.04 of the Blocker Disclosure Schedule. Pacer Holdings shall take, and shall cause its Affiliates, including the general partner of Pacer Holdings to take, all necessary actions and obtain any necessary consents to consummate the Pre-Closing Blocker Reorganization immediately prior to the Blocker Mergers Effective Time, subject to and conditioned upon the consummation of the Closing.
ARTICLE 3
Mergers; Closing
Section 3.01   The Mergers.
(a)   The First Blocker Merger.   Upon the terms and subject to the conditions set forth herein, and in accordance with the DGCL, at least one day following the Domestication, at the Blocker Mergers Effective Time, Blocker Merger Sub I shall be merged with and into the Pacer Corp. Blocker. As a result of the First Blocker Merger, the separate corporate existence of Blocker Merger Sub I shall cease, and Pacer Corp. Blocker shall continue as the surviving company and as a wholly owned subsidiary of Surviving Pubco(sometimes referred to, in such capacity, as the “Surviving Pacer Corp. Blocker”). The First Blocker Merger shall be evidenced by a Certificate of Merger between Blocker Merger Sub I and Pacer Corp. Blocker in substantially the form of Annex D (“Certificate of Merger I”).
(b)   The Second Blocker Merger.   Upon the terms and subject to the conditions set forth herein, and in accordance with the LLC Act, at the Blocker Mergers Effective Time, simultaneous with the First Blocker Merger, Blocker Merger Sub II shall be merged with and into the Pacer L.P. Blocker. As a result of the Second Blocker Merger, the separate limited liability company existence of Blocker Merger Sub II shall cease, and Pacer L.P. Blocker shall continue as the surviving company and as a wholly owned subsidiary of Surviving Pubco (sometimes referred to, in such capacity, as the “Surviving Pacer L.P. Blocker” and together with the Surviving Pacer Corp. Blocker, the “Surviving Blockers”). The Second Blocker Merger shall be evidenced by a Certificate of Merger between Blocker Merger Sub II and Pacer L.P. Blocker in substantially the form of Annex E (“Certificate of Merger II”).
(c)   The First HTP Merger.   Upon the terms and subject to the conditions set forth herein, and in accordance with the DGCL, immediately after the Blocker Mergers, at the HTP Mergers Effective Time, the Surviving Pacer Corp. Blocker shall be merged with and into Surviving Pubco. As a result of the First HTP Merger, the separate corporate existence of the Surviving Pacer Corp. Blocker, shall cease, and Surviving Pubco shall continue as the surviving company. The First HTP Merger shall be evidenced by a Certificate of Merger between Surviving Pacer Corp. Blocker and HTP in substantially the form of Annex F (“Certificate of Merger III”).
(d)   The Second HTP Merger.   Upon the terms and subject to the conditions set forth herein, and in accordance with the LLC Act and the DGCL, immediately after the Blocker Mergers, at the HTP Mergers Effective Time, the Surviving Pacer L.P. Blocker shall be merged with and into Surviving Pubco. As a result of the Second HTP Merger, the separate limited liability company existence of the Surviving Pacer L.P. Blocker, shall cease, and Surviving HTP shall continue as the surviving company. The Second HTP Merger shall be evidenced by a Certificate of Merger between Surviving Pacer L.P. Blocker and HTP in substantially the form of Annex G (“Certificate of Merger IV”).

(e)   The Company Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the LLC Act, immediately after the HTP Mergers, at the Effective Time, Company Merger Sub shall be merged with and into the Company. As a result of the Company Merger, the separate limited liability company existence of Company Merger Sub shall cease, and the Company shall continue as the surviving company (the “Surviving Company”). The Company Merger shall be evidenced by a Certificate of Merger between Company Merger Sub and the Company in substantially the form of Annex H (“Certificate of Merger V” and collectively with Certificate of Merger I, Certificate of Merger II, Certificate of Merger III, and Certificate of Merger IV, the “Certificates of Merger”).
Section 3.02   Effects of the Mergers.
(a)   From and after the Blocker Mergers Effective Time, (i) Surviving Pacer Corp. Blocker shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of Blocker Merger Sub I and Pacer Corp. Blocker, as provided in the DGCL and (ii) Surviving Pacer L.P. Blocker shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of Blocker Merger Sub II and Pacer L.P. Blocker, as provided under the LLC Act.
(b)   From and after the HTP Mergers Effective Time, Surviving Pubco shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of each of Surviving Pacer Corp. Blocker, Surviving Pacer L.P. Blocker and HTP, as provided under the DGCL and the LLC Act.
(c)   From and after the Effective Time, the Surviving Company shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company Merger Sub and the Company, as provided under the LLC Act.
Section 3.03   Closing; Effective Time.
(a)   Subject to the terms and conditions of this Agreement, the closing of the Mergers (the “Closing”) shall take place at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, or remotely by the electronic exchange of documents, commencing at 10:00 a.m. (New York time) on the date which is three (3) Business Days after the date on which all conditions set forth in Article 11 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as HTP and the Company may mutually and reasonably agree. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”
(b)   On the Closing Date, the Parties shall cause the Blocker Mergers to be consummated simultaneously by filing the applicable Certificates of Merger with the Secretary of State of the State of Delaware (the date and time of acceptance by the Secretary of State of the State of Delaware of the last of such filings, or, if another date and time is specified in such filings, such specified date and time, being the “Blocker Mergers Effective Time”).
(c)   On the Closing Date, and immediately after the Blocker Mergers Effective Time, the Parties shall cause the HTP Mergers to be consummated simultaneously by filing the applicable Certificates of Merger with the Secretary of State of the State of Delaware (the date and time of acceptance by the Secretary of State of the State of Delaware of the last of such filing, or, if another date and time is specified in such filing, such specified date and time, being the “HTP Mergers Effective Time”).
(d)   On the Closing Date and immediately after the HTP Mergers Effective Time, the Parties shall cause the Company Merger to be consummated by filing the applicable Certificate of Merger with the Secretary of State of the State of Delaware (the date and time of acceptance by the Secretary of State of the State of Delaware of the last of such filings, or, if another date and time is specified in such filings, such specified date and time, being the “Effective Time”).
Section 3.04   Certificates of Formation and Limited Liability Agreements of the Surviving Blockers, Surviving Pubco and the Surviving Company.   At the Blocker Effective Time, by virtue of the Blocker

Mergers and without any action on the part of the Blocker Merger Subs or HTP, the certificate of formation of Blocker Merger Sub I and Blocker Merger Sub II shall become the certificate of formation of Surviving Pacer Corp. Blocker and Surviving Pacer L.P. Blocker, respectively. At the HTP Mergers Effective Time, by virtue of the HTP Mergers and without any action on the part of the Surviving Blockers or HTP, the HTP Governing Documents shall become the certificate of incorporation and the bylaws of Surviving Pubco. At the Effective Time, by virtue of the Company Merger and without any action on the part of Company Merger Sub or the Company, each of the certificate of formation of the Company and the Company LLCA in effect as of immediately prior to the Effective Time shall become the certificate of formation and limited liability company agreement, respectively, of the Surviving Company, and shall be the certificate of formation and limited liability company agreement of the Surviving Company until thereafter amended as provided therein and under the LLC Act. The Parties shall take all actions necessary so that the limited liability company agreement of the Surviving Company shall be amended and restated at the Effective Time substantially in the form attached as Annex I (the “Surviving Company A&R LLCA”), and the Surviving Company A&R LLCA shall be the limited liability company agreement of the Surviving Company until thereafter amended as provided therein and under the LLC Act. The Surviving Company and HTP shall cause the Surviving Company A&R LLCA to reflect that as of immediately following the Effective Time, Surviving Pubco holds, a number of Acquired Surviving Company Units equal to the number of Surviving Pubco Pro Forma Shares.
Section 3.05   Managers and Officers of the Surviving Company.   At the Effective Time, all members of the board of managers of the Company immediately prior to the Effective Time shall be removed as of the Effective Time and the Surviving Company shall be governed in accordance with the Surviving Company A&R LLCA. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Company, each to hold office in accordance with the Surviving Company A&R LLCA until the earlier of his or her resignation or removal or he or she otherwise ceases to be an officer or until his or her respective successor is duly elected and qualified, as the case may be.
ARTICLE 4
Conversion; Closing Deliveries
Section 4.01   The Blocker Mergers.
(a)   Blocker Merger Sub Interests.   At the Blocker Mergers Effective Time, by virtue of the Blocker Mergers and without any action on the part of any Party, each equity interest of Blocker Merger Sub I and Blocker Merger Sub II, respectively, that is issued and outstanding immediately prior to the Blocker Mergers Effective Time shall cease to be outstanding and shall be converted into one validly issued equity interest and limited liability company unit of Surviving Pacer Corp. Blocker and Surviving Pacer L.P. Blocker, respectively, and shall constitute the total amount of issued and outstanding equity interests or limited partnership interests of Surviving Pacer Corp. Blocker and Surviving Pacer L.P. Blocker, respectively, as of immediately following the Blocker Mergers Effective Time. No holder of equity interests or limited partnership interests in either of the Blocker Merger Subs, when so converted, shall have any further rights with respect thereto.
(b)   Blocker Equity Interests.   At the Blocker Mergers Effective Time, by virtue of the Blocker Mergers and without any action on the part of the HTP Parties, or any Blocker Owner, each Blocker Equity Interest that is issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become the right to receive the Per Blocker Equity Interest Merger Consideration applicable to such Blocker. As of the Effective Time, all such Blocker Equity Interests shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each Blocker Owner shall thereafter cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 4.01.
Section 4.02   HTP Mergers.   At the HTP Mergers Effective Time, by virtue of the HTP Mergers and without any action on the part of any Party, each Surviving Blocker’s Blocker Equity Interests that are issued and outstanding immediately prior to the HTP Mergers Effective Time shall be cancelled, shall cease to exist and shall no longer be outstanding. At the HTP Mergers Effective Time, by virtue of the HTP Mergers and without any action on the part of any Party, HTP shall directly own all of the Company Units held by each Surviving Blocker immediately prior to the HTP Mergers Effective Time.

Section 4.03   The Company Merger.
(a)   Company Merger Sub Interests.   At the Effective Time, by virtue of the Company Merger and without any action on the part of the HTP Parties or the Company, the limited liability company interests of Company Merger Sub shall be converted into a number of Surviving Company Membership Units equal to the number of shares of Surviving Pubco Class A Shares outstanding after giving effect to (i) the HTP Share Redemption, (ii) the PIPE Financing, (iii) the HTP Class B Ordinary Shares Conversion, (iv) the Blocker Mergers and (v) the Convertible Notes Conversion (as so calculated, the “Acquired Surviving Company Units”) at the Effective Time divided by the number of outstanding limited liability company interests of Company Merger Sub, and Surviving Pubco shall be admitted as a member of the Surviving Company.
(b)   Distribution of Preferred Merger Consideration.   At the Effective Time, by virtue of the Company Merger and without any action on the part of the HTP Parties, the Company or any Holder, each Series B Preferred Unit that is issued and outstanding immediately prior to the Effective Time and that is not a Participating Unit (other than any Series B Preferred Units held by the Blockers (or HTP after the HTP Mergers)) shall be cancelled and shall automatically be converted into and become the right to receive the Per Company Series B Preferred Unit Merger Consideration payable as of the Effective Time hereunder. As of the Effective Time, all such Series B Preferred Units shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each Holder of Series B Preferred Units shall thereafter cease to have any rights with respect thereto, except the right to receive the Per Company Series B Preferred Unit Merger Consideration set forth in this Section 4.03(b). In the event of a conflict or inconsistency between the matters set forth in this Section 4.03(b) and the Company LLCA in effect as of immediately prior to the Effective Time, this Section 4.03(b) shall control in all respects.
(c)   Distribution of Participating Merger Consideration.   At the Effective Time, by virtue of the Company Merger and without any action on the part of the HTP Parties, the Company or any Holder, each Participating Unit (including any Common Units issuable upon conversion of each Company Series B Preferred Unit that is a Participating Unit) that is issued and outstanding immediately prior to the Effective Time (other than any Participating Units (including any Common Units issuable upon conversion of Company Series B Preferred Units that are Participating Units) held by the Blockers (or HTP after the HTP Mergers)) shall be cancelled and shall automatically be converted into and become the right to receive the Per Company Participating Unit Merger Consideration payable as of the Effective Time. As of the Effective Time, all such Participating Units shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each Holder of Participating Units shall thereafter cease to have any rights with respect thereto, except the right to receive the Per Company Participating Unit Merger Consideration set forth in this Section 4.03(c). In the event of a conflict or inconsistency between the matters set forth in this Section 4.03(c) and the Company LLCA in effect as of immediately prior to the Effective Time, this Section 4.03(c) shall control in all respects.
Section 4.04   Earnout.
(a)   By virtue of the Company Merger and without any action on the part of the HTP Parties or any Earnout Participant, (i) the Company or the Surviving Pubco, as applicable, shall issue to each Earnout Participant other than the Blocker Owners (A) a number of Series 1 RCUs and Surviving Pubco Class B Series 1 RSRs, in each case, equal to the Earnout Series Amount for such Earnout Participant, (B) a number of Series 2 RCUs and Surviving Pubco Class B Series 2 RSRs, in each case, equal to the Earnout Series Amount for each such Earnout Participant, (C) a number of Series 3 RCUs and Surviving Pubco Class B Series 3 RSRs, in each case, equal to the Earnout Series Amount for such Earnout Participant and (D) a number of Series 4 RCUs and Surviving Pubco Class B Series 4 RSRs, in each case, equal to the Earnout Series Amount for such Earnout Participant and (ii) the Surviving Pubco shall issue to each Earnout Participant that is a Blocker Owner (A) a number of Surviving Pubco Class A Series 1 RSRs equal to such Blocker Owner’s Earnout Series Amount, (B) a number of Surviving Pubco Class A Series 2 RSRs equal to such Blocker Owner’s Earnout Series Amount, (C) a number of Surviving Pubco Class A Series 3 RSRs equal to such Blocker Owner’s Earnout Series Amount and (D) a number of Surviving Pubco Class A Series 4 RSRs equal to such Blocker Owner’s Earnout Series Amount. Surviving Pubco shall be issued a number of Series 1 RCUs, Series 2

RCUs, Series 3 RCUs and Series 4 RCUs, in each case, corresponding to the Surviving Pubco Class A RSRs issued to the Earnout Participants.
(b)   All Surviving Pubco Class A Shares issued upon settlement of Surviving Pubco Class A RSRs will be validly issued, fully paid and nonassessable and free and clear of all Liens other than any obligations under Surviving Pubco Governing Documents or applicable Securities Law restrictions when issued. All Surviving Company Membership Units issued upon settlement of Surviving Company RCUs will be validly issued, fully paid and nonassessable and free and clear of all Liens other than any obligations under Surviving Company A&R LLCA, the Exchange Agreement or applicable securities Law restrictions when issued. All Surviving Pubco Class B Shares issued upon settlement of Surviving Pubco Class B RSRs will be validly issued, fully paid and nonassessable and free and clear of all Liens other than any obligations under Surviving Company A&R LLCA, the Exchange Agreement or applicable securities Law restrictions when issued. Notwithstanding the foregoing, the issuance of the Surviving Pubco Class A Shares in respect of any vested Company Options will be subject to any and all withholding required pursuant to applicable Law.
Section 4.05   Company Options.   With respect to each unexpired and unexercised Company Option that is outstanding immediately prior to the Effective Time:
(a)   At the Effective Time, all of the Company Options, whether vested or unvested, that are outstanding and unexercised immediately prior to the Effective Time, automatically and without any action on the part of any Company optionholder or beneficiary thereof, will be assumed by Surviving Pubco, and each such Company Option shall be converted into a stock option (each, a “Converted Option”) to purchase Surviving Pubco Class A Shares. Each such Converted Option as so assumed and converted shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Company Option immediately before the Effective Time (including vesting (if applicable), expiration date and exercise provisions), except that, as of the Effective Time, each such Converted Option as so assumed and converted shall be exercisable for that number of Surviving Pubco Class A Shares determined by multiplying the number of Company Units subject to such Company Option immediately prior to the Effective Time by the Option Exchange Ratio, which product shall be rounded down to the nearest whole number of shares, at a per share exercise price determined by dividing the per share exercise price of such Company Option immediately prior to the Effective Time by the Option Exchange Ratio, which quotient shall be rounded up to the nearest whole cent; provided that, the exercise price and the number of Surviving Pubco Class A Shares purchasable under each Converted Option shall be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder. As of the Effective Time, all Company Options shall no longer be outstanding and each holder of Converted Options shall cease to have any rights with respect to such Company Options, except as set forth in this Section 4.05(a).
(b)   Prior to the Effective Time, the Company shall have taken (or caused to be taken) all such actions as are necessary or appropriate to effect the treatment of Company Options pursuant to this Section 4.05 as of the Effective Time in accordance with applicable Law and the terms of the Company Equity Plan and any Contracts evidencing Company Options.
(c)   Notwithstanding the foregoing, in the event that the holder of the Company Warrant elects to cause the Company Warrant to be settled by a sale of the equity of a blocker entity of such holder in accordance with Section 7.2 of the Company Warrant Agreement, then the Company and the HTP Parties shall use commercially reasonable efforts to effect such settlement in accordance with Section 7.2 of the Company Warrant Agreement, and as a condition to such settlement, (i) such blocker entity shall become party hereto and bound by this Agreement as if originally a party hereto as a Blocker Party, including by making representations and warranties in the same manner as the Blocker Parties in Article 5 and becoming subject to the covenants and agreements of the Blocker Parties set forth herein, and the Company, the HTP Parties and Pacer Holdings shall mutually agree to make appropriate adjustments to the terms hereof to permit such blocker entity to become a Blocker Party for all purposes of this Agreement and for the outstanding Equity Securities of such blocker entity to be treated as Blocker Equity Interests for all purposes of this Agreement; provided that, the Parties acknowledge and agree that, (x) upon settlement of the Company Warrant by a sale of the equity of a blocker entity of such holder in accordance with Section 7.2 of the Company Warrant Agreement, such blocker entity shall be deemed to have held Company Common Units, (y) if the Company Series B Preferred Units are not Participating Units, none of the adjustments to the terms of the Agreement pursuant to this Section 4.05(c) shall cause the consideration to be received by any holder of Company Series B Preferred Units or the Blocker Owners as of the date hereof to be less than the consideration to be received by such persons if such changes are not made and (z) none of Pacer Holdings, Pacer Corp. Blocker or Pacer L.P. Blocker is making (or will be deemed to have made) any representation or warranty with respect to such blocker entity, nor shall Pacer Holdings, Pacer Corp. Blocker or Pacer L.P. Blocker be responsible for any actions taken (or omitted to be taken) by such blocker entity, and (ii) the holder or holders of the outstanding Equity Securities of such blocker entity shall become a party to, and subject to the terms and restrictions of, the Amended and Restated Registration Rights Agreement for all purposes thereof, including by being subject to the terms of Section 3.6 of the Amended and Restated Registration Rights Agreement; provided that, the Parties acknowledge and agree that any Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) held by the holder or holders of the outstanding Equity Securities of such blocker entity were not issued to such holders as holders of Company Series B Preferred Units.
Section 4.06   Equity Interests Held in Treasury or Owned.   (a) At the Blocker Mergers Effective Time, any equity interest of a Blocker held in the treasury of such Blocker or owned by such Blocker immediately prior to the Blocker Mergers Effective Time shall be cancelled and extinguished without any conversion thereof, and no payment shall be made with respect thereto and (b) at the Effective Time, any Company Units held in the treasury of the Company or owned by any Subsidiary of the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof, and no payment shall be made with respect thereto (any such limited liability company interests or other equity interests or such Company Units contemplated by this Section 4.06, “Cancelled Equity Interests”).
Section 4.07   Convertible Notes.   At the Effective Time, the Convertible Notes together with all accrued and unpaid interest shall be converted into the right to receive a number of Surviving Pubco Class A Shares equal to (x) the aggregate outstanding principal amount thereof as of such time, including any accrued and unpaid interest thereon, divided by (y) $10.00 divided by (z) 0.85 (the “Convertible Notes Conversion”).
Section 4.08   Allocation Statement.   Not less than two (2) Business Days prior to the Closing, the Company shall deliver to HTP an allocation statement (the “Allocation Statement”) setting forth (after giving effect to the Pre-Closing Blocker Reorganization): (a) (i) each Holder’s proportionate interest in the Company as of the Effective Time, (ii) the Per Company Participating Unit Merger Consideration or Per Company Series B Preferred Unit Merger Consideration, as applicable, payable as of the Effective Time to each Holder, and (iii) if such Holder is an Earnout Participant, such Holder’s Earnout Pro Rata Portion (as described in Schedule A) as of the Effective Time; (b) (i) each Blocker Owner’s proportionate interest in the applicable Blocker as of the Effective Time, (ii) the Per Blocker Equity Interest Merger Consideration payable as of the Effective Time with respect to each Blocker, and (iii) if such Blocker Owner is an Earnout Participant, such Blocker Owner’s Earnout Pro Rata Portion (as described in Schedule A) as of the Effective Time; and (c) the Excess Counted Options Schedule, if any. Notwithstanding anything to the contrary in this Agreement, the HTP Parties and, following the Closing, Surviving Pubco, the Surviving Company and its Subsidiaries, shall be entitled to rely on, without any obligation to investigate or verify the accuracy or correctness thereof, the Allocation Statement (including all determinations therein), and no Holder or Blocker Owner shall be entitled to any amount in excess of the amounts to be paid to such Holder or Blocker Owner in accordance with this Agreement and the Allocation Statement.
Section 4.09   Payment; Letter of Transmittal.
(a)   Immediately prior to or at the Effective Time, HTP shall deposit, or cause to be deposited, with an exchange agent (the “Exchange Agent”) as mutually and reasonably agreed by HTP and the Company (i) evidence of Surviving Company Membership Units (and/or certificates representing such Surviving Company Membership Units, at HTP’s election) representing the number of Surviving Company Membership Units sufficient to deliver the Participating Merger Consideration and, if the Company Series B Preferred Units are not Participating Units, the Aggregate Series B Liquidation Preference, in each case, payable as of the Effective Time, (ii) evidence of shares of Surviving Pubco Class B Shares (and/or certificates representing such shares of Surviving Pubco Class B Shares, at

HTP’s election) representing the number of shares of Surviving Pubco Class B Shares sufficient to deliver the Participating Merger Consideration and, if the Company Series B Preferred Units are not Participating Units, the Aggregate Series B Liquidation Preference, in each case, payable as of the Effective Time and (iii) evidence of shares of Surviving Pubco Class A Shares (and/or certificates representing such shares of Surviving Pubco Class A Shares, at HTP’s election) representing the number of shares of Surviving Pubco Class A Shares sufficient to deliver the total Per Blocker Equity Interest Merger Consideration payable hereunder as of the Effective Time (collectively, the “Funding Amount”).
(b)   Within ten (10) Business Days following the initial filing of the Registration Statement, the Company or the Exchange Agent shall mail or otherwise deliver to each Holder a Letter of Transmittal, which shall specify, among other things, that delivery shall be effected, and risk of loss and title to the Company Units shall pass to the Exchange Agent, upon delivery of the Letter of Transmittal, a counterpart signature to the Surviving Company A&R LLCA (“LLCA Counterpart”), a counterpart signature to the Tax Receivable Agreement (“TRA Counterpart”) and a joinder to the Exchange Agreement (“Exchange Agreement Joinder” and together with the TRA Counterpart, the LLCA Counterpart and the Letter of Transmittal, the “Exchange Documents”) subject to and upon the Effective Time. No Holder shall be entitled to receive any Per Company Participating Unit Merger Consideration or, if the Company Series B Preferred Units are not Participating Units, any Per Company Series B Preferred Unit Merger Consideration, in each case, unless such Holder has delivered to the Company (or the Exchange Agent, on behalf of the Company) a Letter of Transmittal, TRA Counterpart and with respect to the Holders other than the Blocker Owners, an LLCA Counterpart and Exchange Agreement Joinder. Upon delivery to the Exchange Agent after the Effective Time of each of the Exchange Documents required to be delivered by such Holder, such Holder shall be entitled to receive from the Exchange Agent the Per Company Participating Unit Merger Consideration and, if the Company Series B Preferred Units are not Participating Units, any Per Company Series B Preferred Unit Merger Consideration, in each case, to which such Holder is entitled pursuant to Article 4. With respect to any Holder of Company Units that delivers each of the Exchange Documents required to be delivered by such Holder to the Company (or the Exchange Agent, on behalf of the Company) at or prior to the Effective Time, HTP shall instruct the Exchange Agent to pay such Holder the portion of the Participating Merger Consideration and, if the Company Series B Preferred Units are not Participating Units, the Aggregate Series B Liquidation Preference, in each case, payable as of the Effective Time to which such Holder is entitled pursuant to Article 4 at or promptly after the Closing. For the avoidance of doubt, with respect to any Holder of Company Units that has not delivered to the Company (or the Exchange Agent, on behalf of the Company) each of the Exchange Documents required to be delivered by such Holder at or prior to the Effective Time, HTP shall instruct the Exchange Agent to pay such Holder the Per Company Participating Unit Merger Consideration and, if the Company Series B Preferred Units are not Participating Units, the Per Company Series B Preferred Unit Merger Consideration, in each case, to which such Holder is entitled pursuant to Article 4 at or promptly after the time at which such Holder delivered such instruments to the Company (or the Exchange Agent, on behalf of the Company). From and after the Effective Time, all previous Holders of Company Units shall cease to have any rights as Holders other than the right to receive the portion of the Participating Merger Consideration and, if the Company Series B Preferred Units are not Participating Units, the Aggregate Series B Liquidation Preference, in each case, payable as of the Effective Time to which such Holder is entitled pursuant to this Section 4.09(b) without interest. From and after the Effective Time, there shall be no further registration of transfers of Company Units on the transfer books of the Surviving Company. Notwithstanding anything to the contrary in this Agreement or in any of the Ancillary Agreements, failure by a Holder to deliver duly executed and completed copies of each of the Exchange Documents required to be delivered by such Holder, in each case, as required by this Section 4.09(b), shall not alter, limit or delay the Closing in any manner.
(c)   Payment to the Blocker Owners.   At the Effective Time, HTP shall cause the Exchange Agent to provide to each Blocker Owner immediately prior to the Blocker Mergers Effective Time, evidence of book-entry shares representing the number of whole shares of Surviving Pubco Class A Shares to which such Blocker Owner is entitled to as a result of the applicable Blocker Merger. It is expressly understood and agreed that upon the delivery of the shares of Surviving Pubco Class A Shares in accordance with the terms hereof, HTP and its Affiliates shall have no liability to the Holder Representative, any Blocker Owner, Blocker or any other Person for any amounts in respect of the same.
(d)   Notwithstanding anything to the contrary contained herein, no fraction of a Surviving Company Membership Units or share of Surviving Pubco Class A Shares or Surviving Pubco Class B Share will be issued by virtue of this Agreement or the Transactions, and each Person who would otherwise be entitled to a fraction of a Surviving Pubco Class A Share, Surviving Company Membership Unit or Surviving Pubco Class B Share (after aggregating all Surviving Pubco Class A Shares or Surviving Company Membership Units and Surviving Pubco Class B Shares to which such Person otherwise would be entitled) shall instead have the number of Surviving Pubco Class A Shares or Surviving Company Membership Units and shares of Surviving Pubco Class B Shares issued to such Person rounded up or down to the nearest whole Surviving Pubco Class A Share or Surviving Company Membership Unit and Surviving Pubco Class B Shares (with 0.5 of a unit and share or greater rounded up), as applicable.
Section 4.10   Closing Deliverables.
(a)   At or prior to the Closing, the Company shall deliver or cause to be delivered:
(i)   the Amended and Restated Registration Rights Agreement, duly executed by the Company Voting Members;
(ii)   the Surviving Company A&R LLCA, duly executed by the Company Voting Members;
(iii)   the Tax Receivable Agreement, duly executed by the Surviving Company, the Blocker Owners, Holder Representative (or applicable replacement representative, as to be determined by the Company prior to Closing) and the Company Voting Members;
(iv)   the Exchange Agreement substantially in the form attached as Annex K (the “Exchange Agreement”), duly executed by the Company and the Company Voting Members;
(v)   a properly signed certification in form and substance required under Treasury Regulations Section 1.1445-11T, stating that either (A) fifty percent (50%) or more of the value of the gross assets of the Company does not consist of U.S. real property interests within the meaning of Section 897 of the Code and the Treasury Regulations thereunder (“USRPIs”) or (B) ninety percent (90%) or more of the value of the gross assets of the Company does not consist of USRPIs plus cash or cash equivalents; and
(vi)   a certificate signed by an authorized officer of the Company, dated the Closing Date, certifying with respect to the Company, that the conditions set forth in Section 11.02(a), Section 11.02(b) and Section 11.02(c) have been fulfilled.
(b)   At or prior to the Closing, each Blocker shall deliver or cause to be delivered:
(i)   to HTP, duly executed counterparts of the Amended and Restated Registration Rights Agreement;
(ii)   to HTP, (x) a properly completed IRS Form W-9 duly executed by each Blocker Owner with respect to such Blocker or (y) a certificate, duly executed and acknowledged by such Blocker, satisfying the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that such Blocker is not, and has not been within the applicable period set forth in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code and an accompanying notice satisfying the requirements of Treasury Regulations Section 1.897-2(h);
(iii)   to HTP, a certificate signed by an authorized person of each Blocker, dated the Closing Date, certifying with respect to such Blocker, that the conditions set forth in Section 11.02(a) and Section 11.02(b) have been fulfilled;
(iv)   to HTP, all certificates, if any, representing Blocker Equity Interests of such Blocker.

(c)   At or prior to the Closing, Surviving Pubco shall deliver or cause to be delivered:
(i)   the Amended and Restated Registration Rights Agreement, duly executed by Sponsor and Surviving Pubco;
(ii)   the Surviving Company A&R LLCA, duly executed by Surviving Pubco;
(iii)   the Tax Receivable Agreement, duly executed by Surviving Pubco;
(iv)   the Exchange Agreement, duly executed by Surviving Pubco; and
(v)   a certificate signed by an officer of Surviving Pubco, dated the Closing Date, certifying that the conditions specified in Section 11.03(a) and Section 11.03(c) have been fulfilled.
(d)   Company Transaction Expenses.   The Company shall deliver, or shall cause to be delivered, to HTP, not less than two (2) Business Days prior to the Closing, a certificate signed by an authorized officer of the Company, solely in his or her capacity as such and not in his or her personal capacity, setting forth (A) all Company Transaction Expenses that have not been paid as of immediately prior to the Closing, along with final invoices from the applicable service providers to the Company and Blockers, as applicable, and (B) all Company Transactions Expenses that were paid by the Company prior to immediately prior to the Closing (the “Previously Paid Company Transaction Expenses”), along with final invoices from the applicable service providers to the Company and Blockers, as applicable.
(e)   HTP Transaction Expenses.   HTP shall deliver, or shall cause to be delivered, to the Company, not less than two (2) Business Days prior to the Closing, a certificate signed by an authorized officer of HTP, solely in his or her capacity as such and not in his or her personal capacity, setting forth (A) all HTP Transaction Expenses that have not been paid as of immediately prior to the Closing, along with final invoices from the applicable service providers to HTP or its Affiliates, as applicable, and (B) all HTP Transactions Expenses that were paid by HTP or Sponsor immediately prior to the Closing (the “Previously Paid HTP Transaction Expenses”), along with final invoices from the applicable service providers to HTP or its Affiliates, as applicable.
Section 4.11   Holder Representative Amount.   At the Closing, Surviving Pubco shall pay or cause to be paid to the Holder Representative (to an account designated in writing by the Company at least two (2) Business Days prior to the Closing Date), the Holder Representative Amount for the payment of expenses incurred by it in performing its duties in accordance with the terms of this Agreement. The Holder Representative Amount shall be maintained by the Holder Representative in a segregated account. Holders will not receive any interest or earnings on the Holder Representative Amount and irrevocably transfer and assign to the Holder Representative any ownership right that they may otherwise have had in any such interest or earnings. The Holder Representative will hold these funds separate from its corporate funds and will not voluntarily make these funds available to its creditors in the event of bankruptcy. For tax purposes, the Holder Representative Amount will be treated as having been received and voluntarily set aside by the Holders at the time of Closing. Upon the determination of the Holder Representative that retaining any portion of the Holder Representative Amount is no longer necessary, the Holder Representative shall deliver any then-remaining portion of the Holder Representative Amount to the Exchange Agent, which shall distribute such payment to the Holders in accordance with the Exchange Agent Agreement, which instructions shall be in accordance with the Allocation Statement. The Holder Representative Amount shall not be available to Surviving Pubco or any of its Subsidiaries to satisfy any claims hereunder.
Section 4.12   Exchange Agent.   The Exchange Agent shall invest any cash included in the Funding Amount as directed by, prior to the Closing, HTP and, after, the Closing, Surviving Pubco; provided, however, that no such investment or loss thereon shall affect the amounts payable to the Holders pursuant to this Article 4. Any interest or other income resulting from such investments shall be paid to Surviving Pubco, upon demand. Promptly following the earlier of (a) the date on which the entire Funding Amount has been disbursed and (b) the date which is twelve (12) months after the Effective Time, Surviving Pubco shall instruct the Exchange Agent to deliver to Surviving Pubco any remaining portion of the Funding Amount, Letters of Transmittal, and other documents in its possession relating to the Transactions, and the Exchange Agent’s duties shall terminate. Thereafter, each Holder may look only to Surviving Pubco (subject to applicable abandoned property, escheat or other similar Laws), as general creditors thereof, for satisfaction of its claim for the Participating Merger Consideration payable as of the Effective Time that such Holder may have the right to receive pursuant to this Article 4 without any interest thereon.
Section 4.13   No Liability; Withholding.
(a)   None of HTP, Surviving Pubco, the Surviving Company or the Exchange Agent shall be liable to any Person for any portion of the Participating Merger Consideration payable as of the Effective Time delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Notwithstanding any other provision of this Agreement, any portion of the Participating Merger Consideration payable as of the Effective Time that remains undistributed to the Holders as of immediately prior to the date on which the Participating Merger Consideration payable as of the Effective Time would otherwise escheat to or become the property of any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Company, free and clear of all claims or interest of any Person previously entitled thereto.
(b)   Each of HTP, Surviving Pubco, the Surviving Company and the Exchange Agent (without duplication) shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under any applicable Law; provided, however, that other than with respect to withholding (i) with respect to any payments in the nature of compensation, (ii) attributable to the failure of any Person to provide any Tax documents required in connection with any Letter of Transmittal pursuant to Section 4.09(b) or the documentation in Section 4.10(b)(ii), or (iii) required under Section 1446(f) of the Code as a result of the payee’s failure or inability to provide an IRS Form W-9 in connection with its Letter of Transmittal or otherwise establish an exemption, prior to Closing, the applicable payor will prior to any deduction or withholding use commercially reasonable efforts to (A) notify the Surviving Company of any anticipated withholding and (B) reasonably cooperate with the Surviving Company to minimize the amount of any such applicable withholding. Any amounts so deducted and withheld shall be paid over to the appropriate Governmental Authority in accordance with applicable Law and shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. The parties to this Agreement acknowledge that no withholding is required under applicable U.S. federal income Tax Law as in effect as of the Effective Time (other than with respect to compensatory payments or any deduction or withholding required by reason of the failure by, or ineligibility of, any Holder or Blocker Owner to timely provide a duly executed and properly completed IRS Form W-9 or, with respect to the Blocker Owners, the documentation required by Section 4.10(b)(ii)) with respect to any amounts payable pursuant to this Agreement.
(c)   If a Holder is unable to provide a duly executed and properly completed IRS Form W-9, then, to the extent that the Company and HTP determine in good faith that withholding is required under Section 1446 of the Code, (i) such Holder shall provide a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(B) or (ii) the Company shall deliver a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(C), in each case that is reasonably acceptable to HTP, setting forth the liabilities of the Company allocated to the Company Units sold or deemed to be sold pursuant to this Agreement under Section 752 of the Code.
ARTICLE 5
Representations and Warranties of the Blocker Parties
As an inducement to the HTP Parties to enter into this Agreement and consummate the Transactions, except as set forth in the applicable section of the Blocker Disclosure Schedules, the Blocker Parties hereby severally, and not jointly, represent and warrant to the HTP Parties as follows:
Section 5.01   Organization; Authority; Enforceability.
(a)   Such Blocker Party has all the requisite corporate, limited partnership or limited liability company power and authority to own, lease and operate its assets and properties and to carry on its businesses as presently conducted in all material respects.

(b)   Such Blocker Party is not in violation of any of the governing documents of such Blocker Party. Such Blocker Party is not the subject of any bankruptcy, dissolution, liquidation, reorganization or similar proceeding.
(c)   Such Blocker Party has the requisite corporate, limited partnership or limited liability company power and authority, as applicable, to execute and deliver this Agreement and to perform its obligations hereunder, and to consummate the Transactions, subject in the case of the consummation of such Blocker’s Blocker Merger, to receiving such Blocker’s Blocker Written Consent. Such Blocker’s Blocker Written Consent is the only vote or approval of the holders of any class or series of capital stock of such Blocker necessary to adopt this Agreement and to approve the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate or limited liability company actions, as applicable. This Agreement has been duly executed and delivered by such Blocker Party and constitutes a valid, legal and binding agreement of such Blocker Party, enforceable against such Blocker Party in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles (the “Enforceability Exceptions”).
Section 5.02   Holding Company; Ownership.   (a) Such Blocker Party is a holding company and was formed for the sole purpose of investing in equity interests of the Company and has never owned, and does not own, any assets except for equity interests of the Company, cash and other assets typical of a holding company. Since its respective formation, such Blocker Party has not engaged in any business activities. Except for liabilities, debts or obligations incident to its formation and organization, arising in connection with the Transactions or contemplated by this Agreement or the Ancillary Agreements, and maintenance of its existence and in connection with its ownership of equity interests in the Company, such Blocker Party has not incurred any liabilities, debts or obligations of any kind or nature whatsoever.
(b)   After giving effect to the Pre-Closing Blocker Reorganization, such Blocker will be the owner of record of the Company Units set forth next to such Blocker’s name on Section 5.02 of the Blocker Disclosure Schedule (such equity interests, the Blocker’s “Blocker Owned Company Equity Interests”), all of which Company Units are owned by Pacer Holdings as of the date of this Agreement. After giving effect to the Pre-Closing Blocker Reorganization and as of immediately prior to the Closing, such Blocker will have, good and valid title to such Blocker’s Blocker Owned Company Equity Interests, free and clear of all Liens, other than Permitted Liens, for Liens as may be set forth in the certificate of formation and limited liability company agreement of the Company or for any Liens arising under applicable securities Law.
Section 5.03   No Conflict.   Subject to the receipt of such Blocker’s Blocker Written Consent, the filing of such Blocker’s Blocker Certificate of Merger and the filings pursuant to this Agreement, and assuming the truth and accuracy of the HTP Parties’ representations and warranties, neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the Transactions by such Blocker Party will (a) conflict with or result in any breach of any material provision of the governing documents of such Blocker Party; (b) require any material filing with, or the obtaining of any material consent or approval of, any Governmental Authority; (c) result in a material violation of or a material default (or give rise to any right of termination, cancellation, or acceleration of material rights) under, any of the terms, conditions or provisions of any material Contract or material lease to which such Blocker Party is a party (in each case, whether with or without the giving of notice, the passage of time or both); (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of such Blocker Party; or (e) except for violations which would not prevent or materially delay the consummation of the Transactions, violate in any material respect any Law, Governmental Order, or Lien applicable to such Blocker Party.
Section 5.04   Governmental Authorizations; Consents.   No consent, approval or authorization of, or designation, declaration to or filing with, notice to, or any other action by or in respect of, any Governmental Authority or other Person is required on the part of such Blocker Party with respect to such Blocker Party’s execution, delivery and performance of this Agreement or the consummation of the Transactions, except for (a) the filing of a Certificates of Merger in accordance with the DGCL and the LLC Act, as applicable, and (b) any consents, approvals, authorizations, designations, declarations, filings, notices or actions the absence of which would not reasonably be expected to be, individually or in the aggregate, material to such Blocker Party.
Section 5.05   Capitalization.   The issued and outstanding Blocker Equity Interests and the owners thereof for each Blocker are set forth on Section 5.05 of the Blocker Disclosure Schedule, in each case, before giving effect to the Pre-Closing Blocker Reorganization. All outstanding Blocker Equity Interests of such Blocker are validly issued, fully paid and non-assessable, and are not subject to preemptive rights or any other Liens (other than Securities Liens). Other than such Blocker’s Blocker Equity Interests, there are no options, warrants or other rights to subscribe for, purchase or acquire from such Blocker any equity interests in such Blocker or securities convertible into or exchangeable or exercisable for any equity interests in such Blocker. Other than such Blocker’s governing documents, there are no stockholder agreements, operating agreements, voting trusts or other agreements or understandings to which such Blocker is a party or by which it is bound relating to the voting of any such Blocker’s Blocker Equity Interests.
Section 5.06   Taxes.
(a)   Each Blocker is, and has at all times since its date of formation been, treated as a corporation for U.S. federal income tax purposes.
(b)   All material federal, state, local and foreign income and other material Tax Returns required to be filed by each Blocker (taking into account applicable extensions) have been timely filed, and all such Tax Returns are true, correct and complete in all material respects.
(c)   Each Blocker has paid all material amounts of Taxes (whether or not shown on any Tax Return) that are due and payable by it, except with respect to matters contested in good faith by appropriate proceedings and with respect to which adequate reserves have been made in accordance with GAAP.
(d)   Except for Permitted Liens, there are no Liens for Taxes upon the property or assets of either Blocker.
(e)   All material amounts of Taxes required to be withheld by each Blocker have been withheld and, to the extent required, have been paid over to the appropriate Governmental Authority.
(f)   Neither Blocker has received from any Governmental Authority any written notice of any threatened, proposed, or assessed deficiency for Taxes of such Blocker, except for such deficiencies that have been satisfied by payment, settled or withdrawn. No audit or other proceeding by any Governmental Authority is in progress with respect to any Taxes due from the Blockers, and neither Blocker has received written notice from any Governmental Authority that any such audit or proceeding is contemplated or pending.
(g)   Neither Blocker has received a written claim to pay Taxes or file Tax Returns from a Governmental Authority in a jurisdiction where such Blocker has not paid Taxes or filed Tax Returns, except for claims that have been finally resolved.
(h)   Neither Blocker has a request for a private letter ruling, a request for administrative relief, a request for technical advice or a request for a change of any method of accounting pending with any Governmental Authority. Neither Blocker has extended the statute of limitations for assessment, collection or other imposition of any Tax (other than pursuant to an extension of time to file a Tax Return of not more than seven months obtained in the ordinary course of business), which extension is currently in effect.
(i)   Neither Blocker is a party to or bound by any Tax sharing, indemnification or allocation agreement or other similar Contract, other than any customary commercial Contracts entered into in the Ordinary Course of Business which do not primarily relate to Taxes.
(j)   Neither Blocker has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the prior two (2) years.

(k)   Neither Blocker has ever been a member of an Affiliated Group. Neither Blocker has liability for the Taxes of any other Person under Treasury Regulations Section 1.1502-6 (or any similar provision of Law), as transferor or successor, by Contract or otherwise pursuant to applicable Law (other than pursuant to any customary commercial Contract entered into in the Ordinary Course of Business which does not principally relate to Taxes).
(l)   Neither Blocker will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of: (i) any change in method of accounting for a taxable period ending on or prior to the Closing; (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing; (iii) any installment sale or open transaction disposition made on or prior to the Closing; (iv) any prepaid amount received on or prior to the Closing outside the ordinary course of business; or (v) Section 965(a) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law).
(m)   Neither Blocker has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(n)   Neither Blocker has (i) deferred any Taxes under Section 2302 of the CARES Act or (ii) claimed any Tax credit under Section 2301 of the CARES Act or Sections 7001-7003 of the Families First Coronavirus Response Act, as may be amended.
Section 5.07   Litigation and Proceedings.   Since January 1, 2019 there have not been any, and there are currently no, pending or threatened, Actions against any Blocker Party or any of its properties or assets (it being understood and agreed that no representation is being made by any Blocker Party with respect to any such Action against the Company or any of its Subsidiaries or any of their respective assets), or its respective directors or employees, in their capacity as such. Since January 1, 2019, no Blocker has been subject to any Governmental Order.
Section 5.08   Brokerage.   No Blocker Party has any Liability in connection with this Agreement or the Ancillary Agreements, or the Transactions, that would result in the obligation of such Blocker Party or any of its Affiliates, or HTP or any of its Affiliates to pay any finder’s fee, brokerage or agent’s commissions or other like payments.
Section 5.09   Affiliate Transactions.   Other than such Blocker’s governing documents, thereare no transactions or arrangements (a) between any Blocker, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of any Blocker or any family member of the foregoing Persons, in each case, that would survive the Closing.
Section 5.10   No Additional Representations and Warranties; No Outside Reliance.   Except for the representations and warranties of the Blocker Parties expressly provided in this Article 5 and in the Ancillary Agreements (the “Blocker Representations”), none of the Company nor any of its Subsidiaries or Affiliates, the Blocker Parties nor their Affiliates, or any of their respective directors, managers, officers, employees, equity holders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to or with respect to this Agreement, the Transactions, the Company, the Blocker Parties or any of their respective Subsidiaries or Affiliates, to any HTP Party or the Company. None of the Company nor any of its Subsidiaries or Affiliates, the Blocker Parties or its Affiliates, or any of their respective directors, managers, officers, employees, equityholders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating or with respect to any financial information, financial projections, forecasts, budgets or any other document or information made available to any HTP Party or any other Person (including information in the “data site” maintained by or on behalf of the Company or provided in any formal or informal management presentation) except for the Blocker Representations by the Blocker Parties and the representations and warranties expressly by the Company in Article 6 or in the Ancillary Agreements(the “Company Representations”). Each of the Blocker Parties hereby expressly disclaims any representations or warranties other than the Blocker Representations. Each Blocker Party acknowledges and agrees that, except for the

Company Representations and the representations and warranties of the HTP Parties expressly provided in Article 7 or the Ancillary Agreements (the “HTP Representations”), none of the Company, the HTP Parties or any of their respective Subsidiaries or Affiliates nor any other Person has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data, or statement regarding the Company, any of the HTP Parties or any of their respective Subsidiaries or Affiliates or the transactions contemplated hereunder or thereunder, including in respect of the Company, the HTP Parties or any of their respective Subsidiaries or Affiliates, the business, the operations, prospects, or condition (financial or otherwise), or the accuracy or completeness of any document, projection, material, statement, or other information not expressly set forth in the Company Representations or the HTP Representations, as applicable. No Blocker Party is relying on any representations or warranties other than the Company Representations and the HTP Representations. Notwithstanding the foregoing, nothing in this Article 5 shall limit the remedies of the Company or the HTP Parties in the event of Fraud.
ARTICLE 6
Representations and Warranties of the Company
Except as set forth in the corresponding section of the Company Disclosure Schedule, the Company represents and warrants to the HTP Parties as of the date hereof and as of the Closing Date as follows:
Section 6.01   Corporate Organization of the Company.
(a)   The Company has been duly organized and is validly existing as a limited liability company in good standing under the Laws of the State of Delaware and has the limited liability company power and authority to own or lease its properties and to conduct its business as it is now being conducted.
(b)   A true and complete copy of the certificate of formation, certified by the Secretary of State of the State of Delaware, and a true and correct copy of the operating agreement of the Company have been made available by the Company to HTP and each is in full force and effect and the Company is not in violation of any of the provisions thereof.
(c)   The Company is duly licensed or qualified and, where applicable, in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of its property or the character of its activities is such as to require it to be so licensed, qualified or in good standing, as applicable, except where the failure to be so licensed or qualified would not reasonably be expected to have a Material Adverse Effect.
Section 6.02   Subsidiaries.
(a)   The Subsidiaries of the Company are set forth on Section 6.02 of Company Disclosure Schedule. The Subsidiaries have been duly incorporated, formed or organized and are validly existing and in good standing, where applicable, under the Laws of their respective jurisdiction of incorporation, formation or organization and have the power and authority to own or lease their respective properties and to conduct their respective businesses as they are now being conducted. Each Subsidiary of the Company is duly licensed or qualified and in good standing as a foreign corporation (or other entity, if applicable) in each jurisdiction in which its ownership or lease of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not reasonably be expected to be have a Material Adverse Effect.
(b)   True and complete copies of the organizational documents of the Subsidiaries of the Company have been made available to HTP, and are in full force and effect and such Subsidiaries are not in violation of any of the provisions thereof.
Section 6.03   Due Authorization.
(a)   The Company has all requisite limited liability company power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder, and (subject to the approvals described in Section 6.05) to consummate the Transactions. The execution, delivery and performance of this Agreement and each Ancillary

Agreement to which it is a party, and the consummation of the Transactions, have been duly and validly authorized and approved by the Company Board and, except for the approval of this Agreement by Company Voting Members holding at least: (i) a majority of the then issued and outstanding Company Preferred Units voting as a separate class on an as-converted basis; (ii) a majority of the then issued and outstanding Company Common Units (not issued or issuable upon conversion of the Company Preferred Units) voting as a separate class; and (iii) a majority of the then issued and outstanding Company Series B Preferred Units voting as a separate class on an as-converted basis, no other limited liability company action on the part of the Company or any of its Subsidiaries is necessary to authorize the execution and delivery by the Company of this Agreement or the Ancillary Agreements to which the Company is (or will be) a party, the performance by the Company of its obligations hereunder and thereunder and the consummation of the Transactions. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a legal, valid and binding obligation of the other Parties, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. Each Ancillary Agreement to which the Company is a party, when executed and delivered by the Company, will be duly and validly executed and delivered by the Company, and, assuming such Ancillary Agreement constitutes a legal, valid and binding obligation of the other parties thereto, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.
(b)   The Company Board has, by duly adopted resolutions, (i) approved this Agreement, the Merger and the other Transactions to which the Company is a party, (ii) determined that this Agreement, the Merger and the other Transactions to which the Company is a party are advisable and in the best interests of the Company and the Holders, (iii) directed that the adoption of this Agreement be submitted for Company Voting Member Approval and (iv) resolved to recommend that the Company Voting Members approve this Agreement, the Merger and the other Transactions to which the Company is a party.
Section 6.04   No Conflict.   The execution, delivery and performance of this Agreement and each Ancillary Agreement to which the Company is a party by the Company and the consummation of the Transactions to which the Company is a party do not and will not (a) contravene, conflict with, or violate any provision of, or result in the breach of, any applicable Law, or the certificate of incorporation, operating agreement or other organizational documents of the Company or any of its Subsidiaries, (b) assuming the receipt of the consents, approvals, authorizations and other requirements set forth in Section 6.05, conflict with, violate or result in a breach of any term, condition or provision of any Significant Contract, or terminate or result in a default under, or require any consent, notice or other action by any Person under (with or without notice, or lapse of time, or both) or the loss of any right under, or create any right of termination, acceleration or cancellation of any Significant Contract, or (c) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, or constitute an event which, with or without notice or lapse of time or both, would result in any such violation, breach, termination or creation of a Lien or result in a violation or revocation of any required license, Permit or approval from any Governmental Authority or other Person, except, in the case of clauses (b) and (c) above, to the extent that the occurrence of any of the foregoing would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
Section 6.05   Governmental Authorizations; Consents.   No consent, approval or authorization of, or designation, declaration to or filing with, notice to, or any other action by or in respect of, any Governmental Authority or other Person is required on the part of the Company with respect to the Company’s execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is a party or the consummation of the Transactions, except for (a) the filing of the Certificates of Merger in accordance with the DGCL and the LLC Act, as applicable, and (b) any consents, approvals, authorizations, designations, declarations, filings, notices or actions, the absence of which would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
Section 6.06   Capitalization.   (a) All of the issued and outstanding Company Units have been duly authorized and validly issued in accordance with all Laws, including all applicable federal securities Laws, and the organizational documents of the Company, and are fully paid and nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights, except where such violation or failure would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Section 6.06(a) of the Company Disclosure Schedule sets forth a true, correct and complete list, as of the date of this Agreement, of (i) all of the Company Units that are authorized, issued or outstanding and the holders of such equity interests and (ii) each outstanding Company Option, including, as applicable, the name of the holder, date of grant, exercise price, expiration date, vesting schedule (including whether such award will vest in connection with the Closing), and the number of Company Units subject thereto. Each Company Option was granted in accordance with the Company Equity Plan with an exercise price per Company Unit that is equal to or greater than the fair market value of the underlying Company Units on the date of grant in compliance with Section 409A of the Code. The Company has provided or made available to HTP true and complete copies of the standard form of option agreement and any option agreements that materially differ from such standard form. Except as set forth in Section 6.06(a) of the Company Disclosure Schedule, there are no other authorized, issued or outstanding equity interests of the Company.
(b)   Set forth on Section 6.06(b) of the Company Disclosure Schedule is (i) the capitalization of each direct and indirect Subsidiary of the Company, including the number of equity interests authorized, issued and outstanding (including the holder of any such equity interests) for each such Subsidiary and (ii) the name of each other corporation, limited liability company, trust, partnership, joint venture or other entity in which the Company or any of its Subsidiaries owns equity interests and the amount and percentage of such interests. The outstanding equity interests of each of the Company’s Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights. The Company or one or more of its wholly owned Subsidiaries own of record and beneficially all the issued and outstanding equity interests of such Subsidiaries free and clear of any Liens other than Permitted Liens.
(c)   Other than as set forth on Section 6.06(a) of the Company Disclosure Schedule or Section 6.06(b) of the Company Disclosure Schedule, there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for any equity interests of the Company or any Subsidiary of the Company, or any other Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or a Subsidiary of the Company to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any equity interests in or debt securities of, the Company or a Subsidiary of the Company or obligating the Company or a Subsidiary of the Company to grant, extend or enter into options, warrants, calls, rights, subscriptions or other securities, and (ii) no equity equivalents, equity appreciation rights, stock options, restricted stock or restricted stock units, phantom equity ownership interests, profits interests or similar rights in the Company or any Subsidiary of the Company. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any securities or equity interests of the Company or any Subsidiary of the Company. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the equityholders of any Subsidiary of the Company may vote. None of the Company or any of its Subsidiaries is a party to any equityholders agreement, voting agreement or registration rights agreement relating to the equity interests of the Company or any Subsidiary of the Company. There are no declared but unpaid dividends or other distributions with regard to any issued and outstanding equity interests of the Company or any Subsidiary of the Company.
Section 6.07   Financial Statements.
(a)   Attached as Section 6.07(a) of the Company Disclosure Schedule are (i) the audited consolidated balance sheet and statements of operations, mezzanine equity and members’ deficit, and cash flows of the Company and its Subsidiaries as of and for the year ended December 31, 2020, together with the auditor’s report (the “Audited Financial Statements”) and (ii) the unaudited consolidated balance sheet and statements of operations, mezzanine equity and members’ deficit, and cash flows of the Company and its Subsidiaries as of and for the six months ended June 30, 2021 (the “Interim Financial Statements” and, together with Audited Financial Statements, the “Financial Statements”). The Financial Statements and, when delivered pursuant to Section 8.08, the Additional Financial Statements, present fairly, in all material respects, the consolidated financial position, results of operations, and changes in mezzanine equity and members’ deficit, and cash flows of the Company and its Subsidiaries as of the dates and for the periods indicated in such Financial Statements or Additional Audited Financial Statements, as applicable, in conformity with GAAP consistently applied throughout the period indicated (except, in the case of the Interim Financial Statements, and, when delivered pursuant to Section 8.08, the Additional Unaudited Financial Statements for the absence of footnotes and other presentation items required by GAAP and for normal or recurring year-end adjustments).
(b)   The systems of internal accounting controls maintained by the Company and its Subsidiaries are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; and (iii) material information is communicated to management as appropriate.
(c)   Neither the Company nor any of its Subsidiaries is a party to, or is subject to any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Securities Act), in each case, where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Financial Statements.
(d)   Neither the Company nor any of its Subsidiaries has received from any employee of the Company or its Subsidiaries any written or, to the knowledge of the Company, oral complaint, allegation, assertion or claim with respect to unlawful or potentially unlawful activity regarding accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries, and the Company and its Subsidiaries have not independently identified or received any written notice from their independent accountants regarding any of the foregoing.
(e)   The Audited Financial Statements have been audited in accordance with AICPA auditing standards by a AICPA-qualified auditor that was independent under Rule 2-01 of Regulation S-X under the Securities Act.
Section 6.08   Undisclosed Liabilities.   There is no material liability, debt or obligation of the Company or any of its Subsidiaries, except for liabilities, debts and obligations (a) as (and to the extent) reflected or reserved for on the balance sheet of the Company as of the date of the Interim Financial Statements, as included in the Interim Financial Statements (or the notes thereto), (b) that have arisen since the date of the Interim Financial Statements in the Ordinary Course of Business (none of which results from, arises out of or was caused by any breach of Contract, infringement or violation of Law), (c) incurred in accordance with the terms of this Agreement (including Section 8.01) and any Ancillary Agreement or (d) incurred in connection with the Transactions.
Section 6.09   Litigation and Proceedings.   Since January 1, 2019 there have not been any, and there are currently no, pending or, to the knowledge of the Company, threatened, Actions against the Company or any of its Subsidiaries or any of their respective properties or assets, or, to the knowledge of the Company, any of their respective directors or employees, in their capacity as such except, in each case, as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor any property or asset of the Company or any such Subsidiary, has been subject to any Governmental Order.

Section 6.10   Compliance with Laws; Permits.
(a)   Other than as set forth on Section 6.10(a) of the Company Disclosure Schedule, the Company, its Subsidiaries, and each of the Company’s and its Subsidiaries’ officers, directors and employees are, and since January 1, 2019 have been, in compliance with all applicable Laws, including the Controlled Substances Act and the Food, Drug & Cosmetic Act, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2019, (i) none of the Company or any of its Subsidiaries has been subjected to, or received any notification from, any Governmental Authority of a violation of any applicable Law, including the Controlled Substances Act, or, to the Company’s knowledge, been subject to any investigation by a Governmental Authority for actual or alleged violation of any applicable Law, (ii) to the knowledge of the Company, no claims have been filed against the Company or any of its Subsidiaries with any Governmental Authority alleging any material failure by the Company or any of its Subsidiaries to comply with any Law to which it is subject, and (iii) none of the Company nor any of its Subsidiaries has made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any material noncompliance with any Law.
(b)   The Company and each of its Subsidiaries has all Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted and as proposed to be conducted (the “Company Permits”), except where the failure to have such Company Permits would not be material to the Company and its Subsidiaries, taken as a whole. As of the date hereof, (i) each Company Permit is in full force and effect in accordance with its terms, (ii) no outstanding notice of revocation, cancellation or termination of any Company Permit has been received by the Company or any of its Subsidiaries, (iii) there are no Actions pending or, to the knowledge of the Company, threatened that seek the revocation, suspension, withdrawal, adverse modification, cancellation or termination of any Company Permit, (iv) each of the Company and each of its Subsidiaries is, and has been since January 1, 2019, in compliance with all material Company Permits applicable to the Company or such Subsidiary and no condition exists that with notice or lapse of time or both would constitute a default under such Company Permits, in each case, except as would not be material to the Company and its Subsidiaries, taken as a whole. The consummation of the Transactions will not cause the revocation, modification or cancellation of any Company Permits, except for any such revocation, modification or cancellation that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Section 6.10(b) of the Company Disclosure Schedule contains a complete list of all material Company Permits.
(c)   The Company and each of its Subsidiaries has implemented, maintains, and complies in all material respects with internal compliance programs designed to detect and prevent violations of any applicable Laws specific to the cannabis and hemp industries.
Section 6.11   Contracts; No Defaults.
(a)   Section 6.11(a) of the Company Disclosure Schedule contains a listing of all Contracts described in clauses (i) through (xiii) below to which the Company or any of its Subsidiaries is a party or by which it is bound (each Contract required to be listed on Section 6.11(a) of the Company Disclosure Schedule, a “Significant Contract”):
(i)   any Contract with a Top 15 Vendor or Top 15 Customer (other than purchase or service orders accepted, confirmed or entered into in the Ordinary Course of Business);
(ii)   each employment Contract with any employee of the Company or one of its Subsidiaries that provides for annual base compensation in excess of  $250,000;
(iii)   each collective bargaining Contract (a “Labor Contract”);
(iv)   any Contract pursuant to which the Company or any of its Subsidiaries leases, subleases, occupies or otherwise uses any real property (the “Real Property Leases”);
(v)   (A) any Contract under which the Company or any of its Subsidiaries has granted to a third party any, license, or covenant not to sue with respect to any Intellectual Property, other than non-exclusive licenses granted in the Ordinary Course of Business, or (B) any Contract pursuant to which the Company or any of its Subsidiaries obtains any, license, or covenant not to sue from a third party with respect to any Intellectual Property, other than licenses of Software that are commercially available to the public generally, with annual license, maintenance, support and other fees less than $500,000;
(vi)   any Contract that (A)(1) contains a covenant not to compete in any line of business or solicit persons for employment (other than non-disclosure agreements, confidentiality agreements entered into in the Ordinary Course of Business), (2) involves the Company or any of its Subsidiaries granting exclusive or preferential rights or “most favored nations” status to any person, or (3) obligates the Company or any of its Subsidiaries to purchase or obtain a minimum or specified amount of any product or service in excess of $1,000,000 in the aggregate, in each case that is applicable to the Company or any of its Subsidiaries or (B) prohibits the Company or any of its Subsidiaries from soliciting any customers or strategic partners;
(vii)   any Contract under which the Company or any of its Subsidiaries has (A) created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness (excluding, for the avoidance of doubt, any intercompany arrangements solely between or among the Company or any of its Subsidiaries), (B) granted a Lien on its assets or group of assets, whether tangible or intangible, to secure any Indebtedness, (C) extended credit to any Person (other than Contracts involving immaterial advances made to an employee of the Company or any of its Subsidiaries in the Ordinary Course of Business) or (D) granted a material performance bond, letter of credit or any other similar instrument, in each case, in excess of $500,000;
(viii)   any Contract with any Governmental Authority;
(ix)   each Contract with a Related Party (other than Company Benefit Plans or Contracts for compensation for services performed by a Related Party as director, officer, service provider or employee of the Company or any of its Subsidiaries and amounts reimbursable for routine travel and other business expenses in the Ordinary Course of Business);
(x)   each Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);
(xi)   any Contract establishing any joint venture, strategic alliance, partnership or other collaboration;
(xii)   any Contract involving any resolution or settlement of any actual or threatened litigation, arbitration, claim or other dispute under which the Company or any of its Subsidiaries has any ongoing obligations (either monetary or non-monetary); and
(xiii)   any Contract which grants any Person a right of first refusal, right of first offer or similar right with respect to any properties, assets or businesses of the Company or any of its Subsidiaries.
(b)   True and correct copies of each Significant Contract that are in effect as of the date hereof or which have any material ongoing obligations binding on the Company or any of its Subsidiaries have been delivered to or made available to HTP. Each Significant Contract is in full force and effect and represent the legal, valid and binding obligations of the parties thereto and is enforceable in accordance with their terms and conditions, subject to the Enforceability Exceptions. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party to any such Significant Contract is in breach of or in default under any Significant Contract. Neither the Company nor any of its Subsidiaries has received any written claim or notice of breach of or default under any Significant Contract, and, to the knowledge of the Company, no event has occurred which individually or together with other events, would reasonably be expected to result in a breach of or a default under any Significant Contract by the Company or any Subsidiary of the Company party thereto or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both). No party to any Significant Contract has exercised termination rights with respect thereto or has indicated in writing that it intends to terminate or materially modify its relationship with the Company or any of its Subsidiaries.
Section 6.12   Company Benefit Plans.
(a)   Section 6.12(a) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of each material Company Benefit Plan. A “Company Benefit Plan” means any “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), whether or not subject to ERISA, and all other employee compensation and benefit contracts, plans, policies, programs, or arrangements, and each other equity or equity-based compensation, severance, retention, employment, change-of-control, bonus, incentive, deferred compensation, retirement, pension, profit-sharing, vacation, disability, medical (including any self-insured arrangement), dental, vision, disability or sick leave benefits, post-retirement medical or life insurance, health, welfare, prescription, or other fringe or employee benefit plan, agreement, program, policy, or arrangement, in each case whether written or unwritten (i) that is maintained, sponsored, contributed to (or required to be contributed to) or entered into by the Company or any of its Subsidiaries for the benefit of any current or former Service Provider or (ii) under which the Company or any of its Subsidiaries has or is reasonably expected to have any direct or indirect obligation or liability. As of the date hereof, neither the Company nor any of its Subsidiaries has made any plan or commitment to establish or contribute to any new Company Benefit Plan or materially modify any existing Company Benefit Plan.
(b)   With respect to each material Company Benefit Plan, the Company has delivered or made available to HTP copies of, if applicable, (i) such Company Benefit Plan (or, if oral, a written summary thereof) and any trust or funding agreement related thereto, (ii) the most recent summary plan description (if applicable), (iii) the most recent annual report on Form 5500 and all attachments thereto filed with the Internal Revenue Service (if applicable) including all schedules thereto, (iv) the most recently prepared financial statements and actuarial reports, (v) all material correspondence or other material communications received from any Governmental Authority regarding such Company Benefit Plan, and (vi) the most recent determination or opinion letter issued by the Internal Revenue Service.
(c)   Each Company Benefit Plan has been established, maintained, and administered in compliance in all material respects with its terms and all applicable Laws, including ERISA, the Code, and the Patient Protection and Affordable Care Act (as amended). All material contributions and other material payments required by and due under the terms of each Company Benefit Plan have been made. All material forms, reports, or returns required to be filed with the Department of Labor, Internal Revenue Service, or any other Governmental Authority with respect to each Company Benefit Plan have been filed.
(d)   Each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (i) has received a favorable determination or opinion letter as to its qualification, or (ii) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer. To the knowledge of the Company, nothing has occurred that could reasonably be expected to cause the disqualification of any such Company Benefit Plan that is intended to be so qualified. No non-exempt “prohibited transaction,” within the meaning of Section 4975 of the Code or Section 406 or 407 of ERISA, has occurred with respect to any Company Benefit Plan that could reasonably be expected to result in material liability to the Company or any of its Subsidiaries.
(e)   None of the Company, any of its Subsidiaries, or any trade or business (whether or not incorporated) that would be treated as a “single employer” under Section 414 of the Code with any of the foregoing, sponsors, maintains, administers or contributes to (or is obligated to contribute to), or has any liability in respect of, or at any time in the six (6) years preceding the date hereof has sponsored, maintained, administered or contributed to (or was obligated to contribute to), or had any liability in respect of, any plan subject to Title IV of ERISA, including any “multiemployer plan” (as defined in Section 3(37) of ERISA). Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Company Benefit Plan provides or promises, any post-termination or retiree life insurance, health insurance, or other employee welfare benefits to any Person, except as may be required by COBRA or other applicable Law.
(f)   There are, and since January 1, 2019, there have been (i) no pending or, to the knowledge of the Company, threatened Actions (other than routine claims for benefits in the Ordinary Course of Business) with respect to any Company Benefit Plan, and (ii) no audits, material inquiries, or proceedings pending or, to the knowledge of the Company, threatened by the Department of Labor, Internal Revenue Service, or any other Governmental Authority with respect to any Company Benefit Plan that could, in each case, reasonably be expected to result in material liability to the Company or any of its Subsidiaries.
(g)   Each Company Benefit Plan that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) has been documented and operated in compliance with Section 409A of the Code. There is no agreement, plan, arrangement, or other contract by which the Company or any of its Subsidiaries is bound to compensate any Person for excise Taxes, penalties or interest pursuant to Section 4999 of the Code or additional Taxes, penalties or interest pursuant to Section 409A of the Code.
(h)   Neither the execution and delivery of this Agreement by the Company nor the consummation of any of the Transactions (either alone or in connection with any other event, contingent or otherwise) will (i) result in any material payment or benefit (including notice, severance, golden parachute, bonus, commission, or otherwise), becoming due from the Company or any of its Subsidiaries to any current or former Service Provider, (ii) result in any forgiveness of Indebtedness to any current or former Service Provider by the Company or any of its Subsidiaries, (iii) materially increase any compensation or benefits otherwise payable by the Company or any of its Subsidiaries or under any Company Benefit Plan, (iv) result in the acceleration of the time of payment or vesting of any compensation or benefits payable to any current or former Service Provider except as required under Section 411(d)(3) of the Code, or require the funding of any Company Benefit Plan, (v) limit the right to merge, amend or terminate any Company Benefit Plan, or (vi) result in or satisfy a condition to the payment or vesting of any compensation or benefit (or any acceleration of the foregoing) that would, in combination with any other such payment, benefit, or acceleration, result in an “excess parachute payment” within the meaning of Section 280G(b) of the Code.
Section 6.13   Labor Matters.
(a)   Section 6.13(a) of the Company Disclosure Schedule contains a complete and accurate list of all current employees of the Company and its Subsidiaries as of the date hereof, which includes the following information with respect to each such employee: (i) the employee’s name or personal identifier, (ii) the position held by the employee (and whether part- or full-time), (iii) the employee’s principal location of employment and the name of the applicable employer entity, (iv) the employee’s base salary or wage rate, current annual bonus opportunity and most recent annual bonus received, (v) the employee’s date of hire, (vi) the employee’s leave status (and, if on leave, the nature of the leave and the expected return date), and (vii) exempt or non-exempt status under the Fair Labor Standards Act (for Company employees located in the United States). Section 6.13(a) of the Company Disclosure Schedule separately sets forth, for each individual independent contractor currently engaged by the Company or any of its Subsidiaries, such contractor’s name, a description of the nature of his/her services and rate of compensation. Ten (10) days prior to the Closing Date, the Company shall provide HTP with a true and complete revised version of Section 6.13(a) of the Company Disclosure Schedule updated as of such date.
(b)   Neither the Company nor any of its Subsidiaries is a party to, subject to, or in the process of entering into, any Labor Contract (whether written or unwritten) applicable to current or former Service Providers, nor are there any Service Providers represented by a works council or a labor organization or activities or proceedings of any labor union to organize any Service Providers. The consent of or consultation with, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions. Since January 1, 2019, (i) the Company and each of its Subsidiaries has been in compliance in all material respects with all applicable Laws regarding labor and employment, including provisions thereof relating to wages, hours, collective bargaining, labor management relations, overtime, employee classification, discrimination, sexual harassment, civil rights, equal opportunity, affirmative action, work authorization, immigration, safety and health, plant closings and mass layoffs, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes (collectively, the “Employment Laws”), (ii) there have been no pending or, to the knowledge of the Company, threatened complaints against the Company or its Subsidiaries regarding unfair labor practices before the National Labor Relations Board or any other Governmental Authority, (iii) there has been no pending or, to the knowledge of the Company, threatened (and the Company does not otherwise reasonably anticipate), strike, labor dispute or work stoppage with respect to the Company or any of its Subsidiaries, (iv) there have been no pending or, to the knowledge of the Company, threatened Actions against the Company or any of its Subsidiaries with respect to any Employment Laws and (v) neither the Company nor any of its Subsidiaries has (x) taken any action which would constitute a “plant closing” or “mass lay-off” within the meaning of the Worker Adjustment and Retraining Notification Act of 1988 or similar Law (collectively, “WARN”) or issued any notification of a plant closing or mass lay-off required by WARN, or (y) incurred any liability or obligation under WARN that remains unsatisfied. Neither the Company nor any of its Subsidiaries has incurred, and to the knowledge of the Company, neither the Company nor any of its Subsidiaries has, any material liability with respect to any misclassification of: (A) any Person as an independent contractor rather than as an employee, (B) any employee currently self-employed or employed by another employer, or (C) any employee currently or formerly classified as exempt from any entitlement to overtime wages. Since January 1, 2019: (x) no current or former Service Provider has, to the knowledge of the Company, made allegations of sexual harassment against (1) any officer or director of the Company or its Subsidiaries or (2) any Company employee who, directly or indirectly, supervises at least five (5) Service Providers, and (y) neither the Company nor any of its Subsidiaries have entered into any settlement agreement related to sexual harassment or sexual misconduct by a Service Provider.
Section 6.14   Taxes.   Except as disclosed on Section 6.14(a) of the Company Disclosure Schedule, the Company and each of its Subsidiaries is, and has at all times since its respective date of formation been, treated as a partnership or disregarded entity for U.S. federal income tax purposes.
(b)   All material federal, state, local and foreign income and other material Tax Returns required to be filed by the Company or any of its Subsidiaries (taking into account applicable extensions) have been timely filed, and all such Tax Returns are true, correct and complete in all material respects.
(c)   The Company and its Subsidiaries have paid all material amounts of Taxes (whether or not shown on any Tax Return) that are due and payable by the Company and its Subsidiaries, except with respect to matters contested in good faith by appropriate proceedings and with respect to which adequate reserves have been made in accordance with GAAP.
(d)   Except for Permitted Liens, there are no Liens for Taxes upon the property or assets of the Company or any of its Subsidiaries.
(e)   All material amounts of Taxes required to be withheld by the Company and its Subsidiaries have been withheld and, to the extent required, have been paid over to the appropriate Governmental Authority.
(f)   None of the Company or any of its Subsidiaries has received from any Governmental Authority any written notice of any threatened, proposed, or assessed deficiency for Taxes of the Company or any of its Subsidiaries, except for such deficiencies that have been satisfied by payment, settled or withdrawn. No audit or other proceeding by any Governmental Authority is in progress with respect to any Taxes due from the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority that any such audit or proceeding is contemplated or pending.
(g)   Neither the Company nor any of its Subsidiaries has received a written claim to pay Taxes or file Tax Returns from a Governmental Authority in a jurisdiction where the Company or such Subsidiary has not paid Taxes or filed Tax Returns, except for claims that have been finally resolved.

(h)   Neither the Company nor any of its Subsidiaries has a request for a private letter ruling, a request for administrative relief, a request for technical advice or a request for a change of any method of accounting pending with any Governmental Authority. Neither the Company nor any of its Subsidiaries has extended the statute of limitations for assessment, collection or other imposition of any Tax (other than pursuant to an extension of time to file a Tax Return of not more than seven months obtained in the ordinary course of business), which extension is currently in effect.
(i)   Neither the Company nor any of its Subsidiaries is a party to or bound by any Tax sharing, indemnification or allocation agreement or other similar Contract, other than (i) as set forth in the Company’s operating agreement, (ii) any customary commercial Contracts entered into in the Ordinary Course of Business which do not primarily relate to Taxes or (iii) any such agreement solely among the Company and its Subsidiaries.
(j)   Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the prior two (2) years.
(k)   Neither the Company nor any of its Subsidiaries has ever been a member of an Affiliated Group (other than an Affiliated Group the common parent of which is the Company or any of its Subsidiaries and which consists only of the Company and its Subsidiaries). Neither the Company nor any of its Subsidiaries has liability for the Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of Law), as transferor or successor, by Contract or otherwise pursuant to applicable Law (other than pursuant to any customary commercial Contract entered into in the Ordinary Course of Business which does not principally relate to Taxes).
(l)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of: (i) any change in method of accounting for a taxable period ending on or prior to the Closing; (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing; (iii) any installment sale or open transaction disposition made on or prior to the Closing; (iv) any prepaid amount received on or prior to the Closing outside the ordinary course of business; or (v) Section 965(a) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law).
(m)   Neither the Company nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(n)   Neither the Company nor any of its Subsidiaries has elected to have the provisions of the Bipartisan Budget Act of 2015 apply to taxable periods of the Company or any of its Subsidiaries before January 1, 2018.
(o)   Neither the Company nor any of its Subsidiaries has (i) deferred any Taxes under Section 2302 of the CARES Act or (ii) claimed any Tax credit under Section 2301 of the CARES Act or Sections 7001 through 7003 of the Families First Coronavirus Response Act, as may be amended.
Section 6.15   Brokers’ Fees.   Section 6.15 of the Company Disclosure Schedule sets forth each broker, finder, investment banker, intermediary or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by the Company, any of its Subsidiaries or any of their Affiliates.
Section 6.16   Insurance.   Section 6.16 of the Company Disclosure Schedule sets forth a true, correct and complete list of all material policies of property, fire and casualty, product liability, workers’ compensation, and other forms of insurance held by, or for the benefit of, the Company or any of its Subsidiaries as of the date of this Agreement. True, correct and complete copies of such insurance policies, together with all amendments, modifications, or supplements thereto, have been made available to HTP. With respect to each such insurance policy: (a) the policy is legal, valid, binding and enforceable in accordance with its terms and is in full force and effect, (b) neither the Company nor any of its Subsidiaries is in breach or default

(including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with or without notice or the lapse of time or both, will constitute such a breach or default, or permit termination or modification, under the policy, (c) no insurer on any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation, (d) no notice of cancellation, termination, non-renewal, disallowance or reduction in coverage has been received (or, to the Company’s knowledge, threatened), nor has there been any lapse in coverage since January 1, 2019 and (e) there are no claims by the Company nor any of its Subsidiaries pending under any of the insurance policies as to which coverage has been denied or disputed by the underwriters of such policies or in respect of which such underwriters have reserved their rights. Neither the Company nor any of its Subsidiaries have any material self-insurance programs. There is no fact, condition, situation or set of circumstances (including the consummation of the Transactions) that could reasonably be expected to result in or be the basis for any material premium increase with respect to, or material alteration of coverage under, any insurance policy. The insurance policies are with reputable insurance carriers and provide coverage to the Company and its Subsidiaries against all risk of the businesses of the Company and its Subsidiaries as are reasonable and appropriate considering the business of the Company and its Subsidiaries (including the Contracts to which they are bound).
Section 6.17   Real Property; Assets.
(a)   Neither the Company nor any of its Subsidiaries owns any real property.
(b)   Section 6.17 of the Company Disclosure Schedule sets forth a complete and accurate list of Leased Real Property. The Leased Real Property constitutes all of the real property occupied or operated by the Company and its Subsidiaries in connection with their business.
(c)   Each lease related to the Leased Real Property to which the Company or any of its Subsidiaries is a party is a legal, valid, binding and enforceable obligation of each of the parties thereto and is in full force and effect. The Company and its Subsidiaries have valid leasehold interests in, and enjoy undisturbed possession under, all Leased Real Property. Neither the Company nor any of its Subsidiaries is in material breach or material default under any such lease, and no condition exists which (with or without notice or lapse of time or both) would constitute a default by the Company or any of its Subsidiaries thereunder or, to the knowledge of the Company, by the other parties thereto.
(d)   Neither the Company nor any of its Subsidiaries have subleased or otherwise granted any Person the right to use or occupy any Leased Real Property, which is still in effect. Neither the Company nor any of its Subsidiaries have collaterally assigned or granted any other security interest in the Leased Real Property or any interest therein, which is still in effect. Except for the Permitted Liens, there exist no Liens affecting all or any portion of the Leased Real Property created by, through or under the Company or any of its Subsidiaries.
(e)   There are no pending or, to the knowledge of the Company, threatened Actions or other proceedings to take all or any portion of the Leased Real Property or any interests therein by eminent domain or any condemnation proceeding (or the jurisdictional equivalent thereof) or any sale or disposition in relation to such Action or proceeding.
(f)   Except for Permitted Liens, the Company and each of its Subsidiaries have good and valid title to the material tangible assets of the Company and such Subsidiary. The assets of the Company and its Subsidiaries to be acquired by HTP pursuant to this Agreement constitute all material tangible assets used or held for use by the Company and its Affiliates in, and necessary and sufficient for the operation of the businesses of the Company and its Subsidiaries as presently operated.
Section 6.18   Environmental Matters.
(a)   The Company and its Subsidiaries are, and at all times since January 1, 2019 have been, in compliance with all Environmental Laws in all material respects, and all Permits held by the Company pursuant to applicable Environmental Laws are in full force and effect and no appeal or any other Action is pending to revoke or modify any such Permit;
(b)   no notice of violation, demand, request for information, citation, summons or Governmental Order has been received by, the Company or any of its Subsidiaries relating to or arising out of any

Environmental Laws, other than those relating to matters that have been fully resolved or that remain pending and, if adversely determined, would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole;
(c)   neither the Company nor any of its Subsidiaries has agreed to indemnify any other Person against liability under Environmental Laws, or to assume or undertake any liability of another Person under Environmental Laws;
(d)   except as would not be material to the Company and its Subsidiaries, no Hazardous Material has been Released at, on, under, to, in or from (i) any property or facility now or previously owned, leased or operated by, or (ii) any property or facility to which any Hazardous Material has been transported for disposal, recycling or treatment by or on behalf of, in each case the Company or any of its Subsidiaries (or any of their respective predecessors);
(e)   the consummation of the Transactions requires no filings or notifications to be made or actions to be taken pursuant to the New Jersey Industrial Site Recovery Act or the Connecticut Property Transfer Law; and
(f)   copies of all material written reports (in the case of reports with multiple drafts or versions, the final draft or version), notices of violation, Governmental Orders, audits, assessments and all other material environmental reports, in the possession, custody or control of the Company or its Subsidiaries, relating to environmental conditions in, on or about the Leased Real Property or to the Company’s or its Subsidiaries’ compliance with Environmental Laws, have been made available to HTP.
Section 6.19   Absence of Changes.
(a)   Since December 31, 2020 through the date hereof, there has not been any Material Adverse Effect.
(b)   Since December 31, 2020 through the date hereof, the Company and its Subsidiaries have, in all material respects, conducted their business and operated their properties in the Ordinary Course of Business, except with respect to the incurrence of liabilities and obligations arising under this Agreement and any Ancillary Agreement or the performance by the Company of its obligations in accordance with the terms of this Agreement (including Section 8.01) and any Ancillary Agreement or otherwise incurred in connection with the Transactions, including the issue of the Convertible Notes.
Section 6.20   Affiliate Transactions.   Except for any Company Benefit Plan (including any employment or stock appreciation rights agreements entered into in the Ordinary Course of Business by the Company or any of its Subsidiaries), no (a) Holder, (b) former or current director, officer, manager, indirect or direct equityholder, optionholder or member of the Company or any of its Subsidiaries or (c) any Affiliate or “associate” or any member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Securities Exchange Act of 1934), of any Person described in the foregoing clauses (a) or (b), in each case, other than the Company or any of its Subsidiaries (each a “Related Party”), is (i) a party to any Contract or business arrangement with the Company or any of its Subsidiaries, (ii) provides any services to, or is owed any money by or owes any money to, or has any claim or right against, the Company or any of its Subsidiaries (other than, in each case, compensation for services performed by a Person as director, officer, service provider or employee of the Company or any of its Subsidiaries and amounts reimbursable for routine travel and other business expenses in the Ordinary Course of Business), or (iii) directly or indirectly owns, or otherwise has any right, title or interest in, to or under, any tangible or intangible property, asset, or right that is, has been, or is currently planned to be used by the Company or any of its Subsidiaries (the Contracts, relationships, or transactions described in clauses (i) through (iii), the “Affiliate Transactions”).
Section 6.21   Intellectual Property.
(a)   Section 6.21(a) of the Company Disclosure Schedule contains a complete and accurate list of all registrations and applications for registration included in the Owned Intellectual Property as of the date of this Agreement (the “Registered Intellectual Property”), including as to each such item, as applicable, (i) the current owner or registrant, (ii) the jurisdiction where the application, registration or issuance is filed, (iii) the application, registration or issue number and (iv) the applicable application, registration or issue date. Each item of Registered Intellectual Property is solely and exclusively owned by either the Company or one of its Subsidiaries, free and clear of any Liens (other than Permitted Liens). Each item of Registered Intellectual Property (A) has not been abandoned, canceled or adjudged invalid or unenforceable in whole or in part, (B) has been maintained effective by all requisite filings, renewals and payments and (C) is subsisting and in full force and effect and, to the Company’s knowledge, valid and enforceable.
(b)   The Company and its Subsidiaries solely and exclusively own all Owned Intellectual Property and hold all right, title and interest in and to all Owned Intellectual Property, and their rights under all Licensed Intellectual Property, free and clear of all Liens (other than any Permitted Liens).
(c)   The Company and its Subsidiaries use commercially reasonable efforts to maintain, enforce and protect the confidentiality of all trade secrets owned by the Company and its Subsidiaries, including maintaining policies requiring all employees, consultants and independent contractors to agree to maintain the confidentiality of such trade secrets. There has been no disclosure by the Company or any of its Subsidiaries of any material trade secrets or confidential information owned by the Company other than under written confidentiality agreements or pursuant to appropriate professional obligations of confidentiality.
(d)   The Company and its Subsidiaries own or have a valid and enforceable right to use any and all material Intellectual Property used or held for use in, or otherwise necessary for, the conduct of the business of the Company and its Subsidiaries as currently conducted. The execution and delivery of this Agreement by the Company and the consummation of the Transactions will not result in the loss, alteration, encumbrance, termination, or impairment of any Owned Intellectual Property or any material Licensed Intellectual Property.
(e)   In the past three (3) years (or, to the knowledge of the Company, in the past six (6) years with respect to any patent-related matters), neither the Company nor any of its Subsidiaries has infringed, misappropriated or otherwise violated, nor are any of them infringing, misappropriating or otherwise violating, any third party’s Intellectual Property rights. No Action is pending or, to the knowledge of the Company, in the past three (3) years (or, to the knowledge of the Company, in the past six (6) years with respect to any patent-related matters), has been threatened against the Company or any of its Subsidiaries (i) alleging any infringement, misappropriation or violation of any third party’s Intellectual Property rights by the Company or any of its Subsidiaries or (ii) based upon, or challenging or seeking to deny or restrict, the rights of the Company or any of its Subsidiaries in or to, or the validity or enforceability of, any of the Owned Intellectual Property (other than in the ordinary course of the prosecution of such rights) or material Licensed Intellectual Property. To the knowledge of the Company, no third party has infringed, misappropriated or otherwise violated any Owned Intellectual Property.
(f)   All current and former employees, independent contractors and consultants who contributed to the discovery, creation or development of any material Intellectual Property for or on behalf of the Company or any of its Subsidiaries have transferred all of their rights and interest in such Intellectual Property to the Company or one of its Subsidiaries pursuant to written agreements containing present assignment language and acknowledging the Company’s or its Subsidiaries’ ownership of all such Intellectual Property. No such employee, independent contractor or consultant has asserted any right, license, claim or interest whatsoever in or with respect to any such Intellectual Property.
(g)   The Company and its Subsidiaries and the operation of their businesses, including the use and distribution of products and services by or on behalf of the Company and its Subsidiaries and all use by the Company or any of its Subsidiaries of any Open Source Software are in compliance with the terms and conditions of all licenses for the Open Source Software. None of the Software included in the Owned Intellectual Property or otherwise distributed by the Company contains any Software that is licensed under any terms or conditions that require that any Software included in the Owned Intellectual Property be (A) made available or distributed in source code form, (B) licensed for the purpose of making derivative works, (C) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind or (D) redistributable at no charge.

(h)   The Company and its Subsidiaries have not disclosed, delivered, licensed or otherwise made available (other than to current and former employees, independent contractors and consultants who contributed to the development of Software for the Company and who are bound by written confidentiality agreements), and do not have a duty or obligation (whether present, contingent, or otherwise) to disclose, deliver, license, or otherwise make available, any source code that embodies any Owned Intellectual Property to any Person. The Software distributed by the Company is periodically scanned with commercially reasonable tools and to the Company’s knowledge there are no viruses, worms, Trojan horses, bombs, backdoors, clocks, timers or similar harmful, malicious or hidden programs in any such Software.
(i)   The Company IT Systems operate and perform in a manner that, in all material respects, permits the Company and its Subsidiaries to conduct their business as currently conducted. The Company and its Subsidiaries have in place commercially reasonable measures, consistent in all material respects with current industry standards, designed to protect the confidentiality, integrity and security of the Company IT Systems, and all information and transactions stored or contained therein or transmitted thereby, against any unauthorized use, access, interruption, modification or corruption, and such measures include commercially reasonable security protocol technologies. To the knowledge of the Company, since January 1, 2019, there has been no material security breach or unauthorized access to the Company IT Systems or any material unauthorized access, use, disclosure, modification, corruption, or encryption of any data or information, including any Company PII, stored therein.
Section 6.22   Data Privacy and Security.
(a)   The Company and its Subsidiaries have developed, implemented and maintained a written data protection, data privacy and cybersecurity program (the “Data Protection Program”) that is in material compliance with all applicable Privacy Requirements. To the knowledge of the Company, since January 1, 2019, the Company and its Subsidiaries have not experienced any material Security Incident. Since January 1, 2019, no Person has brought, or, to the knowledge of the Company, threatened in writing to bring, any Action against the Company or any of its Subsidiaries in relation to any actual or alleged Security Incident or violation or breach of any applicable Privacy Requirement.
(b)   The Company and its Subsidiaries have, since January 1, 2019, complied in all material respects with all applicable Privacy Requirements with respect to the Processing of Company PII. The Company and its Subsidiaries are not and, since January 1, 2019, have not been subject to a Governmental Order of, or have received a written notice from, a Governmental Authority regarding actual or alleged non-compliance with or violation of any applicable Privacy Requirement. The Company and its Subsidiaries have taken commercially reasonable steps to ensure the reliability of their employees, representatives, consultants, contractors and agents that have access to Company PII, to train such individuals on all applicable Privacy Requirements and to ensure that all such employees, representatives, consultants, contractors and agents with the right to access such Company PII are under written obligations of confidentiality with respect to such Company PII.
(c)   To the knowledge of the Company, each of the Company’s and its Subsidiaries’ third-party data suppliers, vendors, and partners that Process any Company PII on behalf of the Company or its Subsidiaries are in compliance in all material respects with applicable Privacy Requirements and there has been no material unauthorized or illegal Processing, or other material breach, violation or default (or event that, with or without the giving of notice or lapse of time, would constitute a material breach, violation or default) by any such supplier, vendor or other partner in connection with the Processing of Company PII. To the knowledge of the Company, no circumstances have arisen in which applicable Privacy Requirements would require the Company or its Subsidiaries to notify any Governmental Authority or affected individual of any Security Incident.
(d)   The consummation of the Transactions will not materially breach any applicable Privacy Requirement.
Section 6.23   Customers and Vendors.   Section 6.23 of the Company Disclosure Schedule sets forth a complete and accurate list of (a) the fifteen (15) most significant customers of the Company, together with its Subsidiaries, as measured by revenues received by the Company and its Subsidiaries for the twelve (12)

month period ended December 31, 2020 (the “Top 15 Customers”), and the amount of revenues received from such customers for such period and (b) the fifteen (15) most significant vendors of the Company, together with its Subsidiaries, as measured by amounts paid by the Company and its Subsidiaries for the twelve (12) month period ended December 31, 2020 (the “Top 15 Vendors”), and the amount of consideration paid to such suppliers for such period. Since December 31, 2020, no Top 15 Customer or Top 15 Vendor has cancelled, terminated, reduced or altered (including any material reduction in the rate or amount of sales or purchases or material increase in the prices charged or paid, as the case may be) its business relationship with the Company or any of its Subsidiaries, and the Company has not received written or oral notice from any of the Top 15 Customers or Top 15 Vendors stating the intention of such Person to do so.
Section 6.24   Certain Business Practices; Anti-Corruption.
(a)   The Company and its Subsidiaries, and each of the Company’s and its Subsidiaries’ respective officers, directors, employees, agents, representatives or other persons acting on its behalf have complied with and are in compliance with Anti-Corruption Laws.
(b)   Neither the Company nor any of its Subsidiaries, nor any of the Company’s or its Subsidiaries’ respective officers, directors, employees, agents, representatives or other persons acting on its behalf (i) has offered, promised, given or authorized the giving of money or anything else of value, whether directly or through another person or entity, to (A) any Government Official or (B) any other Person with the knowledge that all or any portion of the money or thing of value will be offered or given to a Government Official, in each of cases (b) and (b) for the purpose of influencing any action or decision of the Government Official in his or her official capacity, including a decision to fail to perform his or her official duties, inducing the Government Official to use his or her influence with any Governmental Authority to affect or influence any official act, or otherwise obtaining an improper advantage; or (ii) has or will make or authorize any other person to make any payments or transfers of value which have the purpose or effect of commercial bribery, or acceptance or acquiescence in kickbacks or other unlawful or improper means of obtaining or retaining business. For purposes of cases (b) and (b), a person shall be deemed to have “knowledge” with respect to conduct, circumstances or results if such person is aware of (i) the existence of or (ii) a high probability of the existence of such conduct, circumstances or results.
(c)   The Company and each of its Subsidiaries has maintained and currently maintains (i) books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries, and (ii) internal accounting controls sufficient to provide reasonable assurances that all transactions and access to assets of the Company and its Subsidiaries were, have been and are executed only in accordance with management’s general or specific authorization.
(d)   The Company and each of its Subsidiaries has in place policies, procedures and controls that are reasonably designed to promote and ensure compliance with Anti-Corruption Laws.
(e)   None of the Company’s nor any of its Subsidiaries’ respective beneficial owners, officers, directors, employees, agents, representatives or other persons acting on their behalf is or was a Government Official or a close family member of a Government Official.
(f)   No Governmental Authority is investigating or has in the past five (5) years conducted, initiated or threatened any investigation of the Company or any of its Subsidiaries, or the Company’s or its Subsidiaries’ respective officers, directors or employees for alleged violation of Anti-Corruption Laws in connection with activities relating to the Company or any of its Subsidiaries.
(g)   Neither the Company nor any of its Subsidiaries, nor any of the Company’s or its Subsidiaries’ Affiliates, nor any of the Company’s or its Subsidiaries’ directors, officers, employees, agents or representatives, is, or is owned or controlled by one or more Persons that are: (i) the subject of any sanctions administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (OFAC) or the U.S. Department of State, the United Nations Security Council, the European Union, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including Crimea, Cuba, Iran, North Korea, and Syria) or has conducted business with any Person or entity or any of its respective officers, directors, employees, agents, representatives or other Persons acting on its behalf that is located, organized or resident in a country or territory that is the subject of Sanctions (including Crimea, Cuba, Iran, North Korea, and Syria).
(h)   The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.
Section 6.25   Registration Statement and Proxy Statement.   On the date the Proxy Statement is first mailed to HTP shareholders, and at the time of the HTP Extraordinary General Meeting, none of the information furnished by or on behalf of the Company or the Holder Representative in writing specifically for inclusion in the Registration Statement and/or Proxy Statement will include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 6.26   No Additional Representations and Warranties; No Outside Reliance.   Except for the Company Representations, none of the Company, the Blocker Parties nor any of their respective Subsidiaries or Affiliates, nor any of their respective directors, managers, officers, employees, equity holders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to or with respect to this Agreement, the Transactions, the Company, the Blocker Parties or any of their respective Subsidiaries or Affiliates or thereby to any HTP Party or any Blocker Party. None of the Company, the Blocker Parties nor any of their respective Subsidiaries or Affiliates, nor any of their respective directors, managers, officers, employees, equityholders, partners, members, advisors, agents or representatives has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating or with respect to any financial information, financial projections, forecasts, budgets or any other document or information made available to any HTP Party, any Blocker Party or any other Person (including information in the “data site” maintained by or on behalf of the Company or provided in any formal or informal management presentation) except for the Company Representations and the Blocker Representations, as applicable. Each of the Company and its Subsidiaries hereby expressly disclaims any representations or warranties other than the Company Representations. The Company acknowledges and agrees that, except for the Blocker Representations and the HTP Representations, none of the HTP Parties, the Blocker Parties or any of their respective Subsidiaries or Affiliates nor any other Person has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data, or statement regarding any of the HTP Parties, the Blocker Parties or any of its Subsidiaries or Affiliates or the Transactions, including in respect of the HTP Parties, the Blocker Parties the business, the operations, prospects, or condition (financial or otherwise), or the accuracy or completeness of any document, projection, material, statement, or other information not expressly set forth in the Blocker Representations or the HTP Representations, as applicable. The Company is not relying on any representations or warranties other than the Blocker Representations and the HTP Representations. Notwithstanding the foregoing, nothing in this Section 6.26 shall limit the remedies of the HTP Parties or the Blocker Parties in the event of Fraud.
ARTICLE 7
Representations and Warranties of the HTP Parties
Except as set forth in the corresponding section of the HTP Disclosure Schedule or in any publicly available SEC Document filed by HTP before the date of this Agreement (other than disclosures in the “Risk Factors” or “Forward Looking Statements” of any such SEC Document and other disclosures to the extent that such disclosure is predictive or forward-looking in nature), the HTP Parties represent and warrant to the Company as of the date hereof and as of the Closing as follows:

Section 7.01   Corporate Organization.
(a)   Each of the HTP Parties has been duly incorporated, organized or formed and is validly existing and in good standing under the Laws of its jurisdiction of incorporation, organization or formation, as applicable, and has the corporate or limited liability company power and authority to own or lease its properties and to conduct its business as it is now being conducted.
(b)   A true and complete copy of the certificate of incorporation or certificate of formation, as applicable, of each HTP Party, each certified by the Secretary of State of the State of Delaware or the Registrar of Companies in the Cayman Islands, as applicable, and a true and correct copy of the bylaws or operating agreement, as applicable, of each HTP Party, have been made available by HTP to the Company and each is in full force and effect and each of the HTP Parties is not in violation of any of the provisions thereof.
(c)   Each of the HTP Parties is duly licensed or qualified and, where applicable, in good standing as a foreign corporation or other entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified would not reasonably be expected to have a HTP Material Adverse Effect.
Section 7.02   Due Authorization.
(a)   Each of the HTP Parties has all requisite corporate or limited liability power and authority to execute and deliver this Agreement and each Ancillary Agreement to which such HTP Party is or will be a party and to perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Agreement to which a HTP Party is a party and the consummation of the Transactions have been duly and validly authorized and approved by the board of directors, board of managers or managing member, as applicable, of each HTP Party, and no other corporate action or limited liability company action, as applicable on the part of any HTP Party is necessary to authorize this Agreement or the Ancillary Agreements to which such HTP Party is (or will be) a party (other than (x) the HTP Shareholder Approval, the adoption of this Agreement by HTP in its capacity as the sole member of Company Merger Sub, which adoption will occur immediately following the execution of this Agreement by Company Merger Sub). This Agreement has been duly and validly executed and delivered by each of the HTP Parties and, assuming this Agreement constitutes a legal, valid and binding obligation of the other Parties, this Agreement constitutes a legal, valid and binding obligation of each of the HTP Parties, enforceable against each of the HTP Parties in accordance with its terms, subject to the Enforceability Exceptions. Each Ancillary Agreement to which a HTP Party will be a party, when executed and delivered by such HTP Party, will be duly and validly executed and delivered by such HTP Party, and, assuming such Ancillary Agreement constitutes a legal, valid and binding obligation of the other parties thereto, will constitute a legal, valid and binding obligation of such HTP Party, enforceable against such HTP Party in accordance with its terms, subject to the Enforceability Exceptions.
(b)   The HTP Shareholder Approval is the only vote of any of HTP’s capital stock necessary in connection with the entry into this Agreement by the HTP Parties, and the consummation of the Transactions, including the Closing.
(c)   At a meeting duly called and held, the governing body of each of the HTP Parties have unanimously (i) determined that this Agreement and the Transactions are advisable and in the best interests of their respective stockholders; (ii) determined that the fair market value of the Company is equal to at least 80% of the Trust Account, as applicable; (iii) approved the Transactions as a Business Combination; and (iv) resolved to recommend to the Pre-Closing HTP Holders approval of the Transactions (the “HTP Board Recommendation”).
Section 7.03   No Conflict.   The execution, delivery and performance of this Agreement and each Ancillary Agreement to which any HTP Party will be a party by the HTP Parties and the consummation of the Transactions and thereby do not and will not (a) contravene, conflict with or violate any provision of, or result in the breach of, any applicable Law, or the certificate of incorporation, bylaws or other organizational documents of any HTP Party or any Subsidiary of any HTP Party, (b) assuming the receipt of the consents, approvals, authorizations and other requirements set forth in Section 7.05, conflict with, violate or result in a breach of any term, condition or provision of any material Contract to which any HTP Party or any Subsidiary of any HTP Party is a party or by which any HTP Party or any Subsidiary of any HTP Party is bound, or terminate or result in a default under, or require any consent, notice or other action by any Person under (with or without notice or lapse of time, or both) or the loss of any right under, or create any right of termination, acceleration or cancellation of any material Contract, or (c) result in the creation of any Lien upon any of the properties or assets of any HTP Party or any Subsidiary of any HTP Party or constitute an event which, after notice or lapse of time or both, would reasonably be expected to result in any such violation, breach, termination or creation of a Lien, except to the extent that the occurrence of each of the foregoing would not reasonably be expected to have a HTP Material Adverse Effect.
Section 7.04   Litigation and Proceedings.   There are no Actions (other than investigations), or, to the knowledge of HTP, investigations, pending before or by any Governmental Authority or, to the knowledge of HTP, threatened, against any HTP Party that would reasonably be expected to have, individually or in the aggregate, a HTP Material Adverse Effect or which in any manner challenges or seeks to prevent or enjoin the Transactions. There is no unsatisfied judgment or any open injunction binding upon any HTP Party.
Section 7.05   Governmental Authorities; Consents.   Assuming the representations and warranties of the Company contained in this Agreement are true, correct and complete, no consent, approval or authorization of, or designation, declaration, filing, notice or action with, any Governmental Authority or other Person is required on the part of any HTP Party with respect to any HTP Party’s execution or delivery of this Agreement or any Ancillary Agreement to which a HTP Party is a party or the consummation of the Transactions, except for (a) any consents, approvals, authorizations, designations, filings, notices or actions, the absence of which would not reasonably be expected to be, individually or in the aggregate, material to the HTP Parties, taken as a whole or (b) approval for listing Surviving Pubco Class A Shares issued pursuant to this Agreement on NYSE.
Section 7.06   HTP Capitalization.
(a)   The authorized share capital of HTP consists of  (i) 200,000,000 HTP Class A Ordinary Shares with a par value of $0.0001 per share, of which 30,000,000 HTP Class A Ordinary Shares are issued and outstanding as of the date hereof, (ii) 20,000,000 HTP Class B Ordinary Shares with a par value of $0.0001, of which 7,500,000 HTP Class B Ordinary Shares are issued and outstanding as of the date hereof, and (iii) 1,000,000 preference shares with a par value of $0.0001 per share. There are no preference shares issued or outstanding. As of the date hereof, there are issued and outstanding HTP Warrants in respect of 15,333,333 HTP Class A Ordinary Shares, which will entitle the holders thereof to purchase Surviving Pubco Class A Shares at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement. All of the issued and outstanding HTP Class A Ordinary Shares and HTP Class B Ordinary Shares have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights, and are free and clear of all Liens and other restrictions (including any restriction on the right to vote, sell or otherwise dispose of such equity interests).
(b)   Except for the HTP Warrants, there are no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for the HTP Ordinary Shares or the equity interests of HTP, or any other Contracts to which HTP is a party or by which HTP is bound obligating HTP to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares of capital stock of, other equity interests in or debt securities of, HTP to grant, extend or enter into options, warrants, calls, rights, subscriptions or other securities. Other than the HTP Shareholder Redemption Right, there are no outstanding contractual obligations of HTP to repurchase, redeem or otherwise acquire any securities or equity interests of HTP.
(c)   Company Merger Sub is wholly owned by HTP, and Company Merger Sub holds no equity interests or rights, options, warrants, convertible or exchangeable securities, subscriptions, calls, puts or other analogous rights, interests, agreements, arrangements or commitments to acquire or otherwise relating to any equity or voting interest of any other Person.

(d)   Surviving Pubco Class B Shares to be issued to certain of the Holder pursuant to this Agreement, and any Surviving Pubco Class A Shares issuable to Holders pursuant to the Exchange Agreement, will, upon issuance and delivery at the Closing, (i) be duly authorized and validly issued, and fully paid and nonassessable, (ii) be issued in compliance in all material respects with applicable Law, (iii) not be issued in breach or violation of any preemptive rights or Contract, and (iv) be issued to such Holders with good and valid title, free and clear of any Liens other than Liens arising out of, under or in connection with applicable federal, state and local securities Laws and any restrictions set forth in Surviving Pubco Certificate of Incorporation and the Surviving Company A&R LLCA.
Section 7.07   Undisclosed Liabilities.
(a)   Company Merger Sub was formed solely for the purpose of effecting the Transactions and has not engaged in any business activities or conducted any operations other than in connection with the Transactions and has no, and at all times prior to the Effective Time except as expressly contemplated by this Agreement, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.
(b)   There is no material liability, debt or obligation of any HTP Party, except for liabilities, debts and obligations (i) reflected or reserved for on HTP’s balance sheet for the fiscal year ended December 31, 2020 as reported on Form 10-K or disclosed in the notes thereto, (ii) that have arisen since December 31, 2020 in the ordinary course of the operation of business of HTP or (iii) incurred in connection with the Transactions.
Section 7.08   HTP SEC Documents; Controls.
(a)   Since December 2, 2020, HTP has timely filed or furnished with the SEC all forms, reports, schedules and statements required to be filed or furnished under the means the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”) (such forms, reports, schedules, and statements other than the Proxy Statement and the Registration Statement, the “SEC Documents”). As of their respective filing (or furnishing) dates, each of the SEC Documents, as amended (including all exhibits and schedules and documents incorporated by reference therein), complied in all materials respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained, when filed or, if amended prior to the date hereof, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the SEC Documents are the subject of ongoing SEC review or outstanding SEC comment and, to HTP’s knowledge, neither the SEC nor any other Governmental Authority is conducting any investigation or review of any SEC Document. No notice of any SEC review or investigation of HTP or the SEC Documents has been received by HTP.
(b)   The financial statements of HTP included in the SEC Documents, including all notes and schedules thereto (the “HTP Financials”), complied in all material respects when filed, or if amended prior to the date hereof, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP (except as may be indicated in the notes thereto, or in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with the applicable requirements of GAAP (except as may be indicated in the notes thereto, subject, in the case of the unaudited statements, to normal year-end audit adjustments that are not material) the financial position of HTP, as of their respective dates, and the results of operations and cash flows of HTP, for the periods presented therein.
(c)   HTP has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act and the listing standards of NYSE). HTP’s disclosure controls and procedures are designed to provide reasonable assurance regarding the reliability of HTP’s financial reporting and the preparation of financial statements for external purposes in material conformity with GAAP and reasonably designed to ensure that material information relating to HTP is accumulated and communicated to HTP’s management as appropriate. Since HTP’s formation, there have been no significant deficiencies or material weakness in HTP’s internal control over financial reporting (whether or not remediated) and no change in HTP’s control over financial reporting that has materially affected, or is reasonably likely to materially affect, HTP’s internal control over financial reporting.
Section 7.09   Listing.   The issued and outstanding HTP Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NYSE. As of the date hereof, there is no Action pending, or to the knowledge of HTP, threatened against HTP by NYSE or the SEC with respect to any intention by such entity to deregister any HTP Ordinary Shares or prohibit or terminate the listing of any HTP Ordinary Shares on NYSE.
Section 7.10   Registration Statement and Proxy Statement.   At the Effective Time, the Registration Statement, and when first filed in accordance with Rule 424(b) or filed pursuant to Section 14A, the Proxy Statement (or any amendment or supplement thereto), will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act. On the date of any filing pursuant to Rule 424(b), the date the Proxy Statement is first mailed to the holders of HTP Ordinary Shares, and at the time of the HTP Extraordinary General Meeting, the Proxy Statement (together with any amendments or supplements thereto) will not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that HTP makes no representations or warranties as to the information contained in or omitted from the Registration Statement and/or Proxy Statement in reliance upon and in conformity with information furnished in writing to HTP by or on behalf of the Company or the Holder Representative specifically for inclusion in the Registration Statement or the Proxy Statement.
Section 7.11   Brokers’ Fees.   Except fees described on Section 7.11 of the HTP Disclosure Schedule, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by HTP or any of its Affiliates.
Section 7.12   Trust Account.   As of the date of this Agreement, HTP has (and, assuming no holders of HTP Ordinary Shares exercise the HTP Shareholder Redemption Right, will have immediately prior to the Closing) at least $300,000,000 in the Trust Account, with such funds invested in United States Government securities meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of HTP and the Trustee, enforceable in accordance with its terms. The Trust Agreement has not been terminated, repudiated, rescinded, amended, supplemented or modified, in any respect, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and (except for the Trust Agreement) there are no agreements, contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (a) cause the description of the Trust Agreement in the Prospectus to be inaccurate in any material respect or (b) entitle any Person (other than (x) holders of HTP Ordinary Shares who shall have exercised their HTP Shareholder Redemption Right, (y) the Deferred Underwriting Amount and (z) any other amounts set forth on Section 7.11 of the HTP Disclosure Schedule) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except (i) to pay income and franchise Taxes from any interest income earned in the Trust Account and (ii) to redeem HTP Ordinary Shares pursuant to the HTP Shareholder Redemption Right. HTP has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of HTP, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. There are no Actions pending or, to the knowledge of HTP, threatened with respect to the Trust Account.
Section 7.13   Compliance with Laws; Permits.
(a)   Each of the HTP Parties and each of the HTP Parties’ officers, directors and employees are, and since its respective date of formation have been, in compliance with all applicable Laws in all material respects, including the Controlled Substances Act and Food, Drug & Cosmetic Act, except as would not reasonable be expected to have a HTP Material Adverse Effect. Since each HTP Party’s respective date of formation, (i) none of the HTP Parties has been subjected to, or received any notification from, any Governmental Authority of a violation of any applicable Law, including the Controlled Substances Act, or any investigation by a Governmental Authority for actual or alleged violation of any applicable Law, (ii) to the knowledge of each of the HTP Parties, no claims have been filed against any of the HTP Parties with any Governmental Authority alleging any material failure by any of the HTP Parties to comply with any Law or which it is subject, and (iii) none of the HTP Parties have made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any Law.
Section 7.14   Absence of Certain Changes.   Since its respective formation through the date of this Agreement, neither of the HTP Parties has (a) conducted business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the Prospectus (including the investigation of the Company and its Subsidiaries and the negotiation and execution of this Agreement) and related activities and (b) been subject to a HTP Material Adverse Effect. Except as set forth in HTP’s SEC reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since December 31, 2020 through the date of this Agreement, there has not been any action taken or agreed upon by HTP or any of its Subsidiaries that would be prohibited by Section 9.01 if such action were taken on or after the date hereof without the consent of the Company.
Section 7.15   Employees and Employee Benefits Plans.   Neither of the HTP Parties (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise have any liability under any employee benefit plans. Neither the execution and delivery of this Agreement or the other Ancillary Agreements nor the consummation of the Transactions will (either alone or in connection with any other event, contingent or otherwise) result in: (i) any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of HTP; (ii) the acceleration of the time of payment or vesting of any such benefits or (iii) payment of any “excess parachute payment” within the meaning of Section 280G(b) of the Code. Other than reimbursement of any out-of-pocket expenses incurred by HTP’s officers and directors in connection with activities on HTP’s behalf in an aggregate amount not in excess of the amount of cash held by HTP outside of the Trust Account, HTP has no unsatisfied material liability with respect to any officer or director.
Section 7.16   Properties.   HTP does not own, license or otherwise have any right, title or interest in any material Intellectual Property rights (other than trademarks). HTP does not own, or otherwise have an interest in, any real property, including under any real property lease, sublease, space sharing, license or other occupancy agreement.
Section 7.17   Contracts.   Other than this Agreement, the Ancillary Agreements or any Contracts that are exhibits to the SEC Documents, there are no Contracts to which any of the HTP Parties are a party or by which any of its properties or assets may be bound, subject or affected, which (a) creates or imposes a liability greater than $50,000, (b) may not be cancelled by HTP on less than sixty (60) calendar days’ prior notice without payment of a material penalty or termination fee or (c) prohibits, prevents, restricts or impairs in any material respect any business practice of any of the HTP Parties as its business is currently conducted, any acquisition of material property by the HTP Parties, or restricts in any material respect the ability of the HTP Parties from engaging in business as currently conducted by it or from competing with any other Person (each such contract, a “HTP Material Contract”). All HTP Material Contracts have been made available to the Company.
Section 7.18   Affiliate Transactions.   Except for equity ownership or employment relationships (including any employment or similar Contract) expressly contemplated by this Agreement, any non-disclosure or confidentiality Contract entered into in connection with the “wall-crossing” of HTP Shareholders, any Ancillary Agreement or any Contract that is an exhibit to the SEC Documents or described therein, (a) there are no transactions or Contracts, or series of related transactions or Contracts, between HTP, on the one hand, and any related party of HTP, Sponsor, any beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of five percent (5%) or more of the HTP Ordinary Shares or, to the knowledge of HTP, any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, nor is any Indebtedness owed by or to HTP, on the one hand, to or by Sponsor or any such related party, beneficial owner, associate or immediate family member, and (b) none of the officers or directors (or members of a similar governing body) of HTP, Sponsor, any beneficial owner of five percent (5%) or more of the HTP Ordinary Shares or, to the knowledge of HTP, their respective “associates” or “immediate family members” owns directly or indirectly in whole or in part, or has any other material interest in, (i) any material tangible or real property that HTP or uses, owns or leases (other than through any equity interest in HTP) or (ii) any customer, vendor or other material business relation of HTP or Sponsor.
Section 7.19   Taxes.
(a)   HTP is, and has at all times since its date of formation been, treated as a corporation for U.S. federal income tax purposes, and Company Merger Sub is, and has at all times since its date of formation been, treated as a disregarded entity for U.S. federal income Tax purposes. Each Blocker Merger Sub is, and has since its date of formation been, treated as a corporation for U.S. federal income tax purposes.
(b)   All federal, state, local and foreign income and other material Tax Returns required to be filed by the HTP Parties (taking into account applicable extensions) have been timely filed in all material respects, and all such Tax Returns are true, correct and complete in all material respects.
(c)   The HTP Parties have paid all material amounts of Taxes (whether or not shown on any Tax Return) that are due and payable by the HTP Parties, except with respect to matters contested in good faith by appropriate proceedings and with respect to which adequate reserves have been made in accordance with GAAP.
(d)   Except for Permitted Liens, there are no Liens for Taxes upon the property or assets of the HTP Parties.
(e)   All material amounts of Taxes required to be withheld by the HTP Parties have been withheld and, to the extent required, have been paid over to the appropriate Governmental Authority.
(f)   None of the HTP Parties has received from any Governmental Authority written notice of any threatened, proposed, or assessed deficiency for Taxes of the HTP Parties, except for such deficiencies that have been satisfied by payment, settled or withdrawn. No audit or other proceeding by any Governmental Authority is in progress with respect to any Taxes due from any of the HTP Parties, and none of the HTP Parties has received written notice from any Governmental Authority that any such audit or proceeding is contemplated or pending.
(g)   None of the HTP Parties has received a written claim to pay Taxes or file Tax Returns from a Governmental Authority in a jurisdiction where such HTP Party has not paid Taxes or filed Tax Returns, except for claims that have been finally resolved.
(h)   None of the HTP Parties has a request for a private letter ruling, a request for administrative relief, a request for technical advice or a request for a change of any method of accounting pending with any Governmental Authority. None of the HTP Parties has extended the statute of limitations for assessment, collection or other imposition of any Tax (other than pursuant to an extension of time to file a Tax Return of not more than seven months obtained in the ordinary course of business), which extension is currently in effect.
(i)   None of the HTP Parties is a party to or bound by any Tax sharing, indemnification or allocation agreement or other similar Contract, other than any customary commercial Contracts entered into in the ordinary course of business which do not primarily relate to Taxes.
(j)   None of the HTP Parties has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the prior two (2) years.
(k)   None of the HTP Parties has ever been a member of an Affiliated Group. None of the HTP Parties has liability for the Taxes of any other Person (other than a HTP Party) under Treasury Regulations Section 1.1502-6 (or any similar provision of Law), as transferor or successor, by Contract or otherwise pursuant to applicable Law (other than pursuant to any customary commercial Contract entered into in the ordinary course of business which does not principally relate to Taxes).

(l)   None of the HTP Parties will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of: (i) any change in method of accounting for a taxable period ending on or prior to the Closing; (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing; (iii) any installment sale or open transaction disposition made on or prior to the Closing; (iv) any prepaid amount received on or prior to the Closing outside the ordinary course of business; or (v) Section 965(a) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law).
(m)   None of the HTP Parties has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(n)   None of the HTP Parties has (i) deferred any Taxes under Section 2302 of the CARES Act or (ii) claimed any Tax credit under Section 2301 of the CARES Act or Sections 7001-7003 of the Families First Coronavirus Response Act, as may be amended.
Section 7.20   PIPE Investment.
(a)   HTP has delivered to the Company true, correct and complete copies of each of the PIPE Subscription Agreements entered into by HTP with the applicable PIPE Investors named therein, pursuant to which the PIPE Investors have committed to provide the PIPE Financing. To the knowledge of HTP, with respect to each PIPE Investor, the PIPE Subscription Agreement with such PIPE Investor is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by HTP. Each PIPE Subscription Agreement is a legal, valid and binding obligation of HTP and, to the knowledge of HTP, each PIPE Investor, and none of the execution, delivery or performance of obligations under such PIPE Subscription Agreement by HTP or, to the knowledge of HTP, each PIPE Investor, violates any Laws. There are no other agreements, side letters, or arrangements between HTP and any PIPE Investor relating to any PIPE Subscription Agreement that could affect the obligation of such PIPE Investors to contribute to HTP the applicable portion of the PIPE Financing Amount set forth in the PIPE Subscription Agreement of such PIPE Investors, and, as of the date hereof, HTP does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any PIPE Subscription Agreement not being satisfied, or the PIPE Financing Amount not being available to HTP, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of HTP under any material term or condition of any PIPE Subscription Agreement and, as of the date hereof, HTP has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any PIPE Subscription Agreement. The PIPE Subscription Agreements contain all of the conditions precedent (other than the conditions contained in the other agreements related to the transactions contemplated herein) to the obligations of the PIPE Investors to contribute to HTP the applicable portion of the PIPE Financing Amount set forth in the PIPE Subscription Agreements on the terms therein.
(b)   No fees, consideration or other discounts are payable or have been agreed by HTP or any of its Subsidiaries (including, from and after the Closing, the Surviving Company and its Subsidiaries) to any PIPE Investor in respect of its portion of the PIPE Financing Amount, except as set forth in the PIPE Subscription Agreements.
Section 7.21   Independent Investigation.   HTP and its Affiliates and their respective representatives have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company, the Blocker Parties and their respective Subsidiaries, and HTP acknowledges that it and they have been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company, the Blocker Parties and their respective Subsidiaries for such purpose. HTP acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated herein, it has relied solely upon its own investigation and the Blocker Representations and the Company Representations; and (b) none of the Company, the Blocker Parties, or any of their respective

Affiliates or representatives have made any express or implied representation or warranty as to the Company, the Blocker Parties or any of their respective Subsidiaries or Affiliates, or this Agreement, except the Blocker Representations and the Company Representations.
Section 7.22   No Additional Representations and Warranties; No Outside Reliance.   Except for the HTP Representations, none of the HTP Parties nor any other Person acting on their respective behalf has made, or is making, any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to or with respect to this Agreement, the Transactions or the HTP Parties or any of their respective Subsidiaries or Affiliates. None of the HTP Parties has made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the HTP Parties or otherwise, other than the HTP Representations. Notwithstanding anything contained in this Agreement to the contrary, each of the HTP Parties acknowledges and agrees that none of the Blocker Parties, the Company or any of their respective Subsidiaries or Affiliates nor any other Person is making any representations or warranties whatsoever, oral or written, express or implied, at law or in equity, other than the Blocker Representations and the Company Representations. Each of the HTP Parties hereby expressly disclaims any representations or warranties other the HTP Representations. Each of the HTP Parties acknowledges and agrees that, except for the Blocker Representations and the Company Representations, none of the Company, the Blocker Parties or any of their respective Subsidiaries or Affiliates nor any other Person has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data, or statement regarding the Company, the Blocker Parties or any of their respective Subsidiaries or Affiliates or the Transactions, including in respect of the Company, the Blocker Parties or any of their respective Subsidiaries or Affiliates, the business, the operations, prospects, or condition (financial or otherwise), or the accuracy or completeness of any document, projection, material, statement, or other information, not expressly set forth in the Blocker Representations or the Company Representations, as applicable. The HTP Parties are not relying on any representations or warranties other than those representations or warranties set forth in the Blocker Representations and the Company Representations. Notwithstanding the foregoing, nothing in this Section 7.22 shall limit the remedies of the Company or any Blocker Party in the event of Fraud.
ARTICLE 8
Covenants of the Company and the Blockers
Section 8.01   Conduct of Business.
(a)   From the date of this Agreement until the Closing Date (the “Interim Period”), each Blocker and the Company shall, and the Company shall cause its Subsidiaries to, except as expressly required by this Agreement (including with respect to the Pre-Closing Blocker Reorganization), as consented to by HTP in writing (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by Law, use commercially reasonable efforts to operate its business only in the Ordinary Course of Business, including using reasonable best efforts to (i) preserve the business of the Company, (ii) maintain the services of its officers and Key Employees and (iii) maintain the existing business relationships of the Company.
(b)   Without limiting the generality of the foregoing, except as expressly required by this Agreement (including with respect to the Pre-Closing Blocker Reorganization), as set forth on Section 8.01 of the Company Disclosure Schedule, as required by Law (including any COVID-19 Measures) or as consented to by HTP in writing (which consent shall not be unreasonably withheld, conditioned or delayed), during the Interim Period, each Blocker and the Company shall not, and the Company shall cause its Subsidiaries not to:
(i)   Other than in any manner that would not delay or impair the consummation of the Transactions, change, amend or propose to amend the certificate of formation, operating agreement or other organizational documents of the Blockers, the Company or any of its Subsidiaries;
(ii)   directly or indirectly adjust, split, combine, subdivide, issue, pledge, deliver, award, grant, redeem, purchase or otherwise acquire or sell, or authorize or propose the issuance, pledge, delivery, award, grant or sale (including the grant of any encumbrances) of, any equity interests of the Company, including any Company Units or the equity interests of any of its Subsidiaries, any securities convertible into or exercisable or exchangeable for any such equity interests, or any rights, warrants or options to acquire, any such equity interests or any phantom stock, phantom stock rights, stock appreciation rights or stock-based performance units, other than (w) in connection with the Note Subscription Agreements, (x) any issue of Company Units pursuant to outstanding Company Options or Incentive Units or Company Options to eligible Service Providers that vest on or prior to the Closing or would not cause the aggregate number of unvested Company Options to exceed the amount set forth on Section 8.01(b)(ii)(x) of the Company Disclosure Schedules, (y) any redemption, disposition, transfer or sale of Company Units by and among the Holders and their respective Affiliates, subject to the terms of the Company Voting and Support Agreement and so long as such transfers would not result in, together with the Transactions, a change of control in respect of the Company or any of its Subsidiaries or materially, delay, impair or prevent the Transactions; and (z) subject to Section 8.01(b)(ii)(z) of the Company Disclosure Schedule, any issue of Company Units or securities issuable for or convertible into Company Units, so long as such transfers would not result in a change of control in respect of the Company or any of its Subsidiaries or materially, delay, impair or prevent the Transactions (clauses (w) through (z), a “Permitted Equity Financing”);
(iii)   make or declare any dividend or distribution (whether in the form of cash or other property) (except as required with respect to the Pre-Closing Blocker Reorganization);
(iv)   other than in the Ordinary Course of Business, (x) modify, voluntarily terminate, permit to lapse, waive, or fail to enforce any material right or remedy under any Significant Contract or (y) materially amend, extend or renew any Significant Contract;
(v)   except as required by the terms of the Company Benefit Plans in effect on the date hereof or applicable Laws, (v) grant any severance, retention or termination pay to, or enter into or amend any severance, retention, termination, employment, consulting, bonus, change in control or severance agreement with, any current or former Service Provider other than severance granted to Service Providers in the Ordinary Course of Business in accordance with the terms of the severance plan, policy or guidelines in effect as of the date hereof and set forth on Section 8.01(b)(v)(v) of the Company Disclosure Schedule, (w) increase the compensation or benefits provided to any current or former Service Provider (other than merit-based increases in base compensation of not more than 12% to any individual employee with annual base compensation of less than $250,000 in the Ordinary Course of Business or as permitted under Section 8.01(b)(v)(w)), (x) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider, other than grants of Incentive Units or Company Options to eligible Service Providers that vest on or prior to the Closing or would not cause the aggregate number of unvested Company Options to exceed the amount set forth on Section 8.01(b)(ii)(x) of the Company Disclosure Schedules, (y) establish, adopt, enter into, amend, or terminate any Company Benefit Plan or Labor Contract or (z) (A) hire any employees with an annual base compensation of over $250,000 other than to fill vacancies arising due to terminations of employment of employees following the date hereof or (B) terminate the employment of any employees other than for cause or in the Ordinary Course of Business in accordance with past practices;
(vi)   acquire (whether by merger or consolidation or the purchase of a majority of the equity in or assets of or otherwise) any other Person;
(vii)   except with respect to investments, loans, capital contributions or other financing transactions by and among the Company and/or one or more of the Company’s Subsidiaries, (w) repurchase, prepay, redeem or incur, create, assume or otherwise become liable for Indebtedness of over $25,000,000 in the aggregate, including by way of a guarantee or an issuance or sale of debt securities, or issue or sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing, (x) make any loans, advances or capital contributions to, or investments in, any other Person, (y) cancel or forgive any debts or other amounts owed to the Company or any of its Subsidiaries or (z) commit to do any of the foregoing, except, in each case of the foregoing clauses (w) through (z), (A) any equipment financing in which the amount financed is equal to the lesser of the fair market value or cost of the relevant equipment being financed, (B) in connection with the Note Subscription Agreements, (C) any incurrence of Indebtedness under promissory notes that convert into Company Units on or prior to the Closing that would not result in a change of control in respect of the Company or any of its Subsidiaries; and (D) any incurrence of Indebtedness under the Company’s Indebtedness existing as of the date hereof (clauses (A) through (D), the “Permitted Interim Debt Financing” and together with the Permitted Interim Equity Financing, the “Permitted Interim Financing”). For the avoidance of doubt, the Blocker Parties shall not be permitted to incur any Indebtedness under the foregoing clause (w);
(viii)   make any payment to a Related Party, other than (x) compensation to employees and service providers of the Company or any of its Subsidiaries in the Ordinary Course of Business in accordance with Section 8.01(b)(v) or (y) distributions and dividends allowed pursuant to Section 8.01(c) of the Company Disclosure Schedule;
(ix)   (q) make or change any material Tax election, (r) take or fail to take any action that would result in the Company or its Subsidiaries (other than the Subsidiaries listed on Section 6.14(a) of the Company Disclosure Schedule) being treated as other than a partnership or disregarded entity for U.S. federal income tax purposes or that would result in the Blockers being treated as other than corporations for U.S. federal income tax purposes (except for the HTP Mergers), (s) take or fail to take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment, (t) adopt or change any material Tax accounting method, (u) settle or compromise any material Tax liability, (v) enter into any closing agreement within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law), (w) file any amended material Tax Return, (x) consent to any extension or waiver of the statute of limitations regarding any material amount of Taxes, (y) settle or consent to any claim or assessment relating to any material amount of Taxes or (z) consent to any extension or waiver of the statute of limitations for any such claim or assessment (other than pursuant to an extension of time to file a Tax Return of not more than seven months obtained in the ordinary course of business);
(x)   except for non-exclusive licenses granted in the Ordinary Course of Business, assign, transfer, license, abandon, sell, lease, sublicense, modify, terminate, permit to lapse, create or incur any Lien (other than a Permitted Lien) on, or otherwise fail to take any action necessary to maintain, enforce or protect any Owned Intellectual Property, except for decisions made in Ordinary Course of Business in connection with the prosecution of applications for the foregoing;
(xi)   (y) commence, discharge, settle, compromise, satisfy or consent to any entry of any judgment with respect to any pending or threatened Action that would reasonably be expected to (A) result in any material restriction on the Company or any of its Subsidiaries, (B) result in a payment of greater than $400,000 individually or $1,000,000 in the aggregate or (C) involve any equitable remedies or admission of wrongdoing, or (z) other than in the Ordinary Course of Business, waive, release or assign any claims or rights of the Company and any of its Subsidiaries;
(xii)   sell, lease, license, sublicense, exchange, mortgage, pledge, create any Liens (other than Permitted Liens) on, transfer or otherwise dispose of, or agree to sell, lease, license, sublicense, exchange, mortgage, pledge, transfer or otherwise create any Liens (other than Permitted Liens) on or dispose of, any tangible or intangible assets, properties, securities, or interests of the Company or any of its Subsidiaries that are worth more than $1,000,000 (individually or in the aggregate) other than non-exclusive licenses of Owned Intellectual Property granted in the Ordinary Course of Business;
(xiii)   merge or consolidate itself or any of its Subsidiaries with any Person, restructure, reorganize or completely or partially liquidate or dissolve, or adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of, the Company or any of its Subsidiaries;
(xiv)   make any change in financial accounting methods, principles or practices of the Company and its Subsidiaries, except insofar as may have been required by a change in GAAP or Law or to obtain compliance with applicable AICPA auditing standards;

(xv)   permit any insurance policies listed in Section 6.16 of the Company Disclosure Schedule to be canceled or terminated without using commercially reasonable efforts to prevent such cancellation or termination, other than if, in connection with such cancellation or termination, a replacement policy having comparable deductions and providing coverage substantially similar to the coverage under the lapsed policy for substantially similar premiums or less is in full force and effect;
(xvi)   change, in any material respect, (x) the cash management practices of the Company and its Subsidiaries or (y) the policies, practices and procedures of the Company and its Subsidiaries with respect to collection of accounts receivable and establishment of reserves for uncollectible accounts;
(xvii)   make any commitments for capital expenditures or incur any liabilities by the Company or any of its Subsidiaries in respect of capital expenditures, in each case, other than consistent in all material respects with the Company’s annual capital expenditures budget for 2021 and 2022, in each case, as set forth on Section 8.01(b)(xvii) of the Company Disclosure Schedule (which capital expenditures may be made in 2021 or 2022);
(xviii)   materially amend, modify or terminate any material Permit, other than routine renewals, or fail to maintain or timely obtain any Permit that is material to the ongoing operations of the Company and its Subsidiaries; or
(xix)   enter into any agreement to do any action prohibited under this Section 8.01.
(c)   Nothing contained in this Section 8.01 shall give to HTP, directly or indirectly, the right to control or direct the ordinary course of business operations of the Company prior to the Closing Date. Prior to the Closing Date, each of HTP and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its respective operations, as required by Law, including applicable Antitrust Laws.
Section 8.02   Inspection.   The Company shall, and shall cause its Subsidiaries to, afford to HTP and its officers, employees, accountants, counsel, financing sources and other representatives reasonable access during the Interim Period, during normal business hours, to all of their respective properties, books and records (including Tax Returns and work papers of, and correspondence with, the Company’s independent auditors), Contracts, commitments, customers, vendors and other business relations and officers and employees of the Company and its Subsidiaries, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries as such representatives may reasonably request in connection with the consummation of this Agreement or the Transactions; provided that, no investigation pursuant to this Section 8.02 (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company or the HTP Parties and, provided, further, that any investigation pursuant to this Section 8.01 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company or the HTP Parties during normal business hours under the supervision of appropriate personnel of the Company or HTP.
Section 8.03   Termination of Certain Agreements.   The Company shall take all actions necessary to cause the Affiliate Transactions, other than those set forth on Section 8.03 of the Company Disclosure Schedule to be terminated without any further force and effect, and there shall be no further obligations or continuing liabilities of any of the relevant parties thereunder or in connection therewith following the Closing. Prior to the Closing, the Company shall deliver to HTP written evidence reasonably satisfactory to HTP of such termination.
Section 8.04   Trust Account Waiver.   The Company acknowledges that HTP is a blank check company with the powers and privileges to effect a Business Combination. The Company further acknowledges that, as described in the prospectus dated December 2, 2020 (the “Prospectus”), substantially all of HTP’s assets consist of the cash proceeds of HTP’s initial public offering and private placements of its securities and substantially all of those proceeds have been deposited in the Trust Account for the benefit of HTP, certain of its public shareholders and the underwriters of HTP’s initial public offering. The Company acknowledges that it has been advised by HTP that, except with respect to interest earned on the funds held in the Trust Account that may be released to HTP to pay its income and franchise Taxes, the Trust

Agreement provides that cash in the Trust Account may be disbursed only (a) if HTP completes the transactions which constitute a Business Combination, then to those Persons and in such amounts as described in the Prospectus; and (b) if HTP fails to complete a Business Combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement and the HTP Governing Document, to HTP to permit HTP to pay the costs and expenses of its dissolution, and then to HTP’s public shareholders. For and in consideration of HTP entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company hereby irrevocably waives any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with HTP or any other Person; provided, however, that nothing in this Section 8.04 shall amend, limit, alter, change, supersede or otherwise modify the right of the Company or the Holder Representative to (i) bring any action or actions for specific performance, injunctive and/or other equitable relief or (ii) bring or seek a claim for Damages against HTP, or any of its successors or assigns, for any breach of this Agreement (but such claim shall not be against the Trust Account or any funds distributed from the Trust Account to holders of HTP Ordinary Shares in accordance with the HTP Governing Document and the Trust Agreement).
Section 8.05   Company Voting Member Approval; Requisite Blocker Consent.   The Company shall take all actions necessary or advisable to obtain the Company Voting Member Approval as promptly as practicable, and in any event, within ten (10) Business Days, following the date that HTP receives, and notifies the Company of HTP’s receipt of, SEC approval and effectiveness of the Registration Statement and/or Proxy Statement. Promptly following receipt of the Company Voting Member Approval, the Company shall deliver a copy of the applicable consents to HTP. Following completion of the Pre-Closing Blocker Reorganization, each Blocker shall deliver to HTP evidence of such Blocker’s Blocker Written Consent.
Section 8.06   Release and Recordation of Release of Security Interest.   Prior to or concurrently with the Closing, the Company shall pay all amounts owed (if any remaining) under the loan agreements set forth on Section 8.06 of the Company Disclosure Schedule (the “Prepaid Indebtedness”), and the Company shall take all actions necessary to obtain and record documentation confirming the release of the security interest held by any lenders in respect of the Prepaid Indebtedness.
Section 8.07   Tax Receivable Agreement.   Following the effectiveness of the Registration Statement, the Company shall use commercially reasonable efforts to cause all Holders to enter into the Tax Receivable Agreement.
Section 8.08   Additional Audited Financial Statements.
(a)   The Company shall use commercially reasonable efforts to cooperate with Deloitte & Touche LLP and its applicable Affiliates in (i) the preparation and delivery to the Company of the audited (x) consolidated balance sheets as of December 31, 2020 and December 31, 2019, and (y) statements of operations, mezzanine equity and members’ deficit, and cash flows of the Company and its Subsidiaries for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, together with their respective auditor’s reports, and in each case of the foregoing, to the extent included in a filing with the SEC, audited in accordance with applicable PCAOB auditing standards (the “Additional Audited Financial Statements”) and (ii) the review by Deloitte & Touche LLP and its applicable Affiliates (which review shall not result in any review report or opinion and shall not be referred to in any filing with the SEC) of the Interim Financial Statements in accordance with Regulation S-X prior to filing the Registration Statement (the “Additional Unaudited Financial Statements”, and together with the Additional Audited Financial Statements, the “Additional Financial Statements”).
(b)   Promptly following the Company’s receipt from Deloitte & Touche LLP or its Affiliate of the Additional Financial Statements, the Company shall deliver the Additional Financial Statements to HTP, and by delivery of such Additional Financial Statements, the Company shall be deemed to represent that such Additional Financial Statements comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant (including Regulation S-X) and that the Additional Audited Financial

Statements have been audited in accordance with PCAOB auditing standards by a PCAOB-qualified auditor that was independent under Rule 2-01 of Regulation S-X under the Securities Act.
(c)   The Parties hereby agree that upon delivery by the Company to HTP of the Additional Audited Financial Statements pursuant to Section 8.08, the defined term “Audited Financial Statements” shall be deemed to be amended and replaced by the Additional Audited Financial Statements in all respects solely for purposes of Sections 6.07(a), 6.07(c) and 10.04(c).
ARTICLE 9
Covenants of HTP
Section 9.01   Conduct of Business.
(a)   During the Interim Period, each HTP Party shall, except as expressly required by this Agreement, as consented to by the Company in writing (which consent shall not be unreasonably withheld, conditioned or delayed) or as required by Law, use commercially reasonable efforts to operate its business only in the Ordinary Course of Business, including using reasonable best efforts to (i) continue the operation of the HTP Parties, (ii) maintain the services of its officers and (iii) maintain the existing business relationships of the HTP Parties.
(b)   During the Interim Period, except as set forth on Section 8.01 of the HTP Disclosure Schedule, as contemplated by this Agreement, as required by Law or as consented to by the Company in writing (which consent shall not be unreasonably withheld, conditioned or delayed), HTP shall not, and HTP shall cause the other HTP Parties not to:
(i)   change, amend or propose to amend (x) the HTP Governing Document or the certificate of incorporation, bylaws, memorandum and articles of association or other organizational documents of any HTP Party or (y) the Trust Agreement or any other agreement related to the Trust Agreement;
(ii)   withdraw any of the funds held in the Trust Account, other than as permitted by the HTP Governing Documents or the Trust Agreement;
(iii)   other than any redemption made in connection with the HTP Shareholder Redemption Right, declare, set aside or pay any dividend or make any other distribution or return of capital (whether in cash or in kind) to the equityholders of HTP;
(iv)   adjust, split, combine, subdivide, issue, pledge, deliver, award, grant redeem, purchase or otherwise acquire or sell, or authorize the issuance, pledge, delivery, award, grant or sale (including the grant of any encumbrances) of, any shares of capital stock of any HTP Party, other than (w) in connection with the exercise of any HTP Warrants outstanding on the date hereof, (x) any redemption made in connection with the HTP Shareholder Redemption Right, (y) in connection with any private placement of securities conducted by HTP after the date hereof, or (z) as otherwise required by the HTP Governing Document in order to consummate the Transactions;
(v)   merge or consolidate itself with any Person, restructure, reorganize or completely or partially liquidate or dissolve, or adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of HTP (other than the Merger);
(vi)   (x) incur, assume, guarantee or otherwise become liable or responsible for (whether directly, contingently or otherwise) any Indebtedness, other than Indebtedness incurred in order to finance working capital needs (including to pay amounts which would be treated as a HTP Transaction Expense if unpaid as of the Closing Date and any ordinary course operating expenses), which Indebtedness may be repaid in cash, (y) make any loans, advances or capital contributions to, or investments in, any Person or (z) amend or modify any Indebtedness;
(vii)   commit to making or make or incur any capital commitment or capital expenditure (or series of capital commitments or capital expenditures);

(viii)   enter into any transaction or Contract with the Sponsor or any of its Affiliates for the payment of finder’s fees, consulting fees, monies in respect of any payment of a loan or other compensation paid by HTP, Surviving Pubco, the Surviving Company or any of their respective Subsidiaries to the Sponsor, HTP’s officers or directors, or any Affiliate of the Sponsor or HTP’s officers, for services rendered prior to, or for any services rendered in connection with, the consummation of the transactions contemplated hereby;
(ix)   commence, discharge, settle, compromise, satisfy or consent to any entry of any judgment with respect to any pending or threatened Action that would reasonably be expected to (x) result in any material restriction on HTP, Surviving Pubco, the Surviving Company or any of their respective Subsidiaries, (y) result in a payment of greater than $400,000 individually or $1,000,000 in the aggregate or (z) involve any equitable remedies or admission of wrongdoing,
(x)   other than in the Ordinary Course of Business, waive, release or assign any claims or rights of any HTP Party;
(xi)   buy, purchase or otherwise acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material portion of assets, securities, properties, interests or businesses of any Person;
(xii)   enter into any new line of business;
(xiii)   enter into any agreement to do any action prohibited under this Section 9.01; or
(xiv)   (r) make or change any material Tax election, (s) take or fail to take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment, (t) adopt or change any material Tax accounting method, (u) settle or compromise any material Tax liability, (v) enter into any closing agreement within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law), (w) file any amended material Tax Return, (x) consent to any extension or waiver of the statute of limitations regarding any material amount of Taxes, (y) settle or consent to any claim or assessment relating to Taxes or (z) consent to any extension or waiver of the statute of limitations for any such claim or assessment (other than pursuant to an extension of time to file a Tax Return of not more than seven months obtained in the ordinary course of business).
Section 9.02   Post-Closing Access; Preservation of Records.   For a period of five (5) years after the Closing and to the extent consistent with all applicable Laws, Surviving Pubco will make or cause to be made available to the Holder Representative all books, records and documents of the Company and each of its Subsidiaries (and the assistance of employees responsible for such books, records and documents) during regular business hours as may be reasonably necessary solely for (a) investigating, settling, preparing for the defense or prosecution of, defending or prosecuting any Action involving any Holder (other than any Action against Surviving Pubco or any of its Affiliates, including the Company and its Subsidiaries, that relates to the subject matter hereof), or (b) preparing and delivering any accounting or other statement provided for under this Agreement; provided, however, that access to such books, records, documents and employees shall (i) be conducted in a manner reasonably calculated to minimize disruptions with the normal operation of the Company and its Subsidiaries and the reasonable out-of-pocket expenses of the Company and its Subsidiaries incurred in connection therewith will be paid by the Holder Representative and (ii) be permitted only to the extent it does not violate any obligation of confidentiality or jeopardize attorney-client privilege.
Section 9.03   NYSE Listing.   From the date hereof through the Closing, HTP shall ensure that HTP remains listed as a public company, and that HTP Ordinary Shares remain listed, on NYSE. HTP shall use reasonable best efforts to ensure that Surviving Pubco is listed as a public company, and that shares of Surviving Pubco Class A Shares are listed on NYSE, as of the Effective Time.
Section 9.04   PIPE Subscription Agreements.   Unless otherwise approved in writing by the Company, HTP shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacements or terminations of, the PIPE Subscription Agreements in any manner other than any modification or waiver that is solely ministerial in nature and does not affect any economic or any other material term (including any conditions to closing) of a PIPE Subscription Agreement shall not require the prior written consent of the Company. HTP shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the PIPE Subscription Agreements on the terms and conditions described therein, including using reasonable best efforts to maintain in effect the PIPE Subscription Agreements and to: (a) satisfy on a timely basis all conditions and covenants applicable to HTP in the PIPE Subscription Agreements and otherwise comply with its obligations thereunder, (b) if all conditions in the PIPE Subscription Agreements (other than those conditions that by their nature are to be satisfied at the Closing, but which conditions are then capable of being satisfied) have been satisfied, consummate the transactions contemplated by the PIPE Subscription Agreements at or prior to the Closing; (c) deliver notices to counterparties to the PIPE Subscription Agreements as required by and in the manner set forth in the PIPE Subscription Agreements in order to cause timely funding in advance of the Closing; and (d) without limiting the Company’s rights to enforce the PIPE Subscription Agreements, enforce HTP’s rights under the PIPE Subscription Agreements, subject to all provisions thereof, if all conditions in the PIPE Subscription Agreements (other than those conditions that by their nature are to be satisfied at the Closing, but which conditions are then capable of being satisfied) have been satisfied, to cause the PIPE Investors to pay to (or as directed by) HTP the applicable purchase price under each PIPE Investor’s applicable PIPE Subscription Agreement in accordance with its terms.
Section 9.05   Section 16 of the Exchange Act.   Prior to the Closing, the HTP Board, or an appropriate committee thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC relating to Rule 16b-3(d) under the Exchange Act, such that the acquisition of the Surviving Pubco Class A Shares pursuant to this Agreement by any officer or director of the Company who is expected to become a “covered person” of HTP for purposes of Section 16 of the Exchange Act (“Section 16”) shall be exempt acquisitions for purposes of Section 16.
ARTICLE 10
Joint Covenants
Section 10.01   Efforts to Consummate.
(a)   Subject to the terms and conditions herein provided, each Party shall use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws and regulations to consummate and make effective as promptly as practicable the Transactions (including (x) the satisfaction, but not waiver, of the closing conditions set forth in Article 11, (y) obtaining consents of all Governmental Authorities and the expiration or termination of all applicable waiting periods under applicable Antitrust Laws necessary to consummate the Transactions, and (z) obtaining approval for listing Surviving Pubco Class A Shares issued pursuant to this Agreement on NYSE). All the costs incurred in connection with obtaining such consents of all Governmental Authorities, such expiration or termination of all applicable waiting periods under applicable Antitrust Laws, including any filing fees in connection with applicable Antitrust Law, and any fees associated with obtaining approval for listing Surviving Pubco Class A Shares issued pursuant to this Agreement on NYSE, shall be paid by HTP. Each Party shall make or cause to be made (and not withdraw) an appropriate filing, if necessary, pursuant to applicable Antitrust Law with respect to the Transactions as promptly as practicable after the date hereof. The Parties shall use commercially reasonable efforts to supply as promptly as practicable to the appropriate Governmental Authorities additional information and documentary material that may be requested pursuant to applicable Antitrust Law.
(b)   Each Party shall cooperate in connection with any investigation of the Transactions or litigation by, or negotiations with, any Governmental Authority or other Person relating to the Transactions or regulatory filings under applicable Law and obtaining approval for listing the Surviving Pubco Class A Shares issued pursuant to this Agreement on NYSE.
(c)   Each Party shall, in connection with the Agreement and the Transactions, to the extent permitted by applicable Law: (i) promptly notify the other Parties of, and if in writing, furnish the other Parties with copies of (or, in the case of oral communications, advise the other Parties of) any material substantive communications from or with any Governmental Authority or NYSE, (ii) cooperate in connection with any proposed substantive written or oral communication, filing, submission, with any Governmental Authority and permit the other Parties to review and discuss in advance, and consider in good faith the view of the other Parties, incorporating where reasonable, in connection with, any proposed substantive written or oral communication, filing or submission with any Governmental Authority or NYSE, (iii) not participate in any substantive meeting or have any substantive communication with any Governmental Authority or NYSE unless it has given the other Parties a reasonable opportunity to consult with it in advance and, to the extent permitted by such Governmental Authority or NYSE, gives the other Parties or their outside counsel the opportunity to attend and participate therein, (iv) furnish such other Parties’ outside legal counsel with copies of all filings and communications between it and any such Governmental Authority or NYSE and (v) furnish such other Parties’ outside legal counsel with such necessary information and reasonable assistance as such other Parties’ outside legal counsel may reasonably request in connection with its preparation of necessary submissions of information to any such Governmental Authority or NYSE; provided that, materials required to be provided pursuant to this Section may be restricted to outside legal counsel and may be redacted (A) as necessary to comply with contractual arrangements, and (B) to remove references to privileged information.
(d)   No Party shall take any action that could reasonably be expected to adversely affect or materially delay the approval of any Governmental Authority, or the expiration or termination of any waiting period under Antitrust Laws, including by agreeing to merge with or acquire any other person or acquire a substantial portion of the assets of or equity in any other person. The Parties further covenant and agree, with respect to a threatened or pending preliminary or permanent injunction or other Governmental Order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties to consummate the Transactions, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.
Section 10.02   Indemnification and Insurance.
(a)   Each of the HTP Parties agree that all rights held by each present and former director and officer of the Company and any of its Subsidiaries to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at, or after the Effective Time, provided in the respective certificate of formation, operating agreement or other organizational documents of the Company or such Subsidiary in effect on the date of this Agreement shall survive the Merger and shall continue in full force and effect. Without limiting the foregoing, Surviving Pubco shall cause the Company and each of its Subsidiaries (i) to maintain for a period of not less than six (6) years from the Effective Time provisions in its certificate of formation, operating agreement and other organizational documents concerning the indemnification and exculpation (including provisions relating to expense advancement) of the Company’s and its Subsidiaries’ former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the certificate of formation, operating agreement and other organizational documents of the Company or such Subsidiary, as applicable, in each case, as of the date of this Agreement and (ii) not to amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.
(b)   The Company shall cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Effective Time. If any claim is asserted or made within such six (6) year period, the provisions of this Section 10.02 shall be continued in respect of such claim until the final disposition thereof.
(c)   Notwithstanding anything contained in this Agreement to the contrary, this Section 10.02 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Surviving Pubco and the Surviving Company. In the event that Surviving Pubco or the Surviving Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Surviving Pubco or the Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 10.02.
(d)   Surviving Pubco shall maintain customary director and officer insurance on behalf of any Person who is or was a director or officer of Surviving Pubco (at any time, including prior to the date hereof) against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as such, whether or not Surviving Pubco would have the power to indemnify such Person against such liability under the provisions of the Surviving Pubco Certificate of Incorporation, the Surviving Pubco Bylaws or Section 145 of the DGCL or any other provision of Law.
Section 10.03   Tax Matters.
(a)   The Parties intend that for U.S. federal (and, as applicable, state and local) income Tax purposes: (i) the Domestication be treated as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and that this Agreement be adopted as a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder with respect thereto, (ii) the First Blocker Merger and the First HTP Merger will be treated as a single integrated transaction that is treated as a reorganization within the meaning of Section 368(a) of the Code and that this Agreement be adopted as a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder with respect thereto, (iii) the Second Blocker Merger and the Second HTP Merger will be treated as a single integrated transaction that is treated as a reorganization within the meaning of Section 368(a) of the Code and that this Agreement be adopted as a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder with respect thereto, (iv) the Surviving Company is a continuation of the Company and (v) the receipt by Surviving Pubco of the Issued Surviving Company Units in the Company Merger be treated as in exchange for Surviving Pubco’s contribution of the Primary Capital to the Surviving Company in a contribution governed by Section 721 of the Code (clauses (a) through (a), the “Intended Tax Treatment”). The Parties agree to use the interim closing method under Section 706 of the Code and the Treasury Regulations promulgated thereunder to allocate income, gain, loss, deduction or any other items of the Company between Surviving Pubco and the Holders for the taxable period that includes the Closing Date.
(b)   Each of the Parties shall use commercially reasonable efforts not to take an action that could reasonably be expected to cause the Transactions to fail to qualify for the Intended Tax Treatment. HTP and the Company shall deliver or cause to be delivered to Cooley LLP and/or Davis Polk, as relevant, customary Tax representation letters reasonably satisfactory to such counsel, dated and executed as of the date the Registration Statement/Proxy Statement shall have been declared effective by the SEC and such other date(s) as determined reasonably necessary by such counsel in connection with the preparation and filing of the Registration Statement/Proxy Statement.
(c)   The Parties agree and shall cause the Company, the Surviving Company and each Subsidiary of the Company that is classified as a partnership for U.S. federal income tax purposes to have in effect for the tax period that includes the Closing Date a valid election pursuant to Section 754 of the Code to the extent eligible.
(d)   The Parties (i) agree that the value allocated to Surviving Pubco Class B Shares shall be the par value of such Surviving Pubco Class B Shares and (ii) shall report consistently with such determination for U.S. federal (and applicable state and local) income Tax purposes.
(e)   Except as required by a “determination” within the meaning of Section 1313 of the Code, the Parties shall, and shall cause each of their respective applicable Affiliates to: (i) prepare and file all Tax Returns consistent with the Intended Tax Treatment; (ii) take no position in any communication with any Governmental Authority or any other action inconsistent with the Intended Tax Treatment; (iii) promptly inform each other of any challenge by any Governmental Authority to any portion of the Intended Tax Treatment; (iv) consult with and keep one another informed with respect to the status of, and any discussion, proposal or submission with respect to, any such challenge to any portion of the

Intended Tax Treatment; and (v) use their respective commercially reasonable best efforts to defend the Intended Tax Treatment in any Tax Proceeding.
(f)   Surviving Pubco shall prepare and timely file, or shall cause to be prepared and timely filed, all Tax Returns for the Blockers, the Surviving Company, the Company and its Subsidiaries required to be filed after the Closing. With respect to any Tax Returns of the Surviving Company, the Company or their Subsidiaries that are of the type used to report the income, loss, gain, deduction and other Tax attributes from the operation of a partnership or other pass-through entity and that are of the type that reflect items of income, loss, gain, deduction or other Tax attributes required to be included on a Tax Return of a Holder, and which Tax Return of the Surviving Company, the Company or any of its Subsidiaries relates to a taxable period (or portion thereof) ending on or before the Closing Date (whether or not such items are actually reflected thereon) (each such Tax Return, a “Pre-Closing Flow-Through Tax Return” and each such item a “Pre-Closing Flow-Through Tax Item”), (i) such Tax Returns shall be prepared consistent with past practice, except as otherwise required by applicable Law, and consistent with Section 5.06 of the Surviving Company A&R LLCA, (ii) Surviving Pubco shall submit such Tax Return to the Holder Representative no later than thirty (30) days prior to filing any such Tax Return for its review, (iii) Surviving Pubco shall make any changes to such Tax Returns reasonably requested by the Holder Representative and to the extent such comments relate to Pre-Closing Flow-Through Tax Items, (iii) all Transaction Tax Deductions will, in each case, be allocated and attributable to a Pre-Closing Tax Period, to the extent permitted by applicable Law at a “more likely than not” or higher level of comfort and (iii) no such Pre-Closing Flow-Through Tax Return shall be filed without the prior written consent of the Holder Representative (which consent shall not be unreasonably withheld, conditioned or delayed and which consent shall be deemed to be granted twenty (20) days after a Pre-Closing Flow-Through Tax Return is provided to the Holder Representative if the Holder Representative does not provide comments by such time). All other Tax Returns shall be prepared consistent with the provisions of the Surviving Company A&R LLCA.
(g)   After the Closing, without the prior written consent of the Holder Representative (which consent shall not be unreasonably withheld, conditioned or delayed), Surviving Pubco shall not (and shall neither cause nor permit the Surviving Company and its Subsidiaries to) take any of the following actions: (w) file (except in accordance with Section 10.03(e)), amend, re-file or otherwise modify any Pre-Closing Flow-Through Tax Return, (x) enter into an agreement to extend the statute of limitations with respect to any Pre-Closing Flow-Through Tax Return, (y) except for making the elections contemplated in Section 10.03(c) and Section 10.03(i), make, change, or revoke any Tax election affecting a Pre-Closing Flow-Through Tax Return or Pre-Closing Flow-Through Tax Item, or (z) initiate any discussion, voluntary disclosure or examination with any Governmental Authority regarding Pre-Closing Flow-Through Tax Returns or Pre-Closing Flow-Through Tax Items.
(h)   All Transfer Taxes incurred in connection with this Agreement shall be borne by Surviving Pubco and paid when due. Surviving Pubco shall timely file all necessary Tax Returns and other documentation with respect to all such Tax Returns and, if required by applicable Law, the Holders will join in the execution of any such Tax Return or documentation.
(i)   After the Closing, each Party shall promptly notify the other Parties in writing upon receipt by the applicable Party or its Affiliates of notice of any audit, examination, claim or other similar proceeding (a “Tax Proceeding”) with respect to Pre-Closing Flow-Through Tax Returns or Pre-Closing Flow-Through Tax Items. Such notification shall specify in reasonable detail the basis for such Tax Proceeding and shall include a copy of the relevant portion of any correspondence received from the Taxing Authority. The Holder Representative shall have exclusive authority to control any Tax Proceeding pertaining to any Pre-Closing Flow-Through Tax Return for any taxable period ending on or before the Closing Date; provided that (i) the Surviving Pubco shall have the right to participate in any such Tax Proceeding, and (ii) the Holder Representative shall not settle any such Tax Proceeding without the prior written consent of the Surviving Pubco, which consent shall not be unreasonably withheld, conditioned or delayed. Surviving Pubco shall have the exclusive authority to control any other Tax Proceeding relating to the Surviving Company, the Company and its Subsidiaries; provided that (i) Holder Representative shall have the right to participate, at its own cost, in any audits or examinations related to Pre-Closing Flow-Through Tax Returns or Pre-Closing Flow-Through Tax Items and

(ii) Surviving Pubco shall not settle any such Tax Proceeding that could reasonably be expected to affect a Pre-Closing Flow-Through Tax Return or Pre-Closing Flow-Through Tax Item without the prior written consent of Holder Representative, which consent shall not unreasonably be withheld, conditioned or delayed. Notwithstanding anything in this Agreement to the contrary, to the extent that Sections 6221 through 6241 of the Code, as amended by the Bipartisan Budget Act of 2015, apply to the Surviving Company, the Company or its Subsidiaries, the Surviving Company or the Company shall make the election under Section 6226(a) of the Code with respect to the alternative to payment of imputed underpayment by the Company for any taxable year that begins on or before the Closing Date unless otherwise agreed in writing by HTP, and the Parties shall take any other action such as filings, disclosures and notifications necessary to effectuate such election.
(j)   Surviving Pubco, the Blocker Owners and the Holders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing or amendment of Tax Returns, and any audit or other proceeding with respect to Taxes or Tax Returns of Surviving Pubco, the Blockers, the Surviving Company, the Company or its Subsidiaries. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Return, audit or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
(k)   Prior to the Closing, the Company shall use commercially reasonable efforts to cause each Holder legally eligible to provide an IRS Form W-9 to have delivered to HTP a properly executed IRS Form W-9 prior to the Closing.
(l)   Surviving Pubco shall use commercially reasonable efforts to provide the Pre-Closing HTP Holders with information (or to make available such information) that is reasonably required to (i) determine the amount that is required to be taken into income in connection with Treasury Regulations Section 1.367(b)-3 as a result of the Domestication, (ii) make the election contemplated by Treasury Regulations Section 1.367(b)-3(c)(3), and (iii) make a timely and valid election as contemplated by Section 1295 of the Code (and the Treasury Regulations promulgated thereunder) with respect to HTP for each year that HTP is considered a passive foreign investment company (including through provision of the Annual Information Statement described in Treasury Regulations Section 1.1295-1(g)).
Section 10.04   Proxy Statement; Registration Statement.
(a)   As promptly as reasonably practicable after the date of this Agreement, HTP and the Company shall prepare, and HTP shall file with the SEC, (i) a preliminary proxy statement in connection with the Transactions to be filed as part of the Registration Statement and sent to the Pre-Closing HTP Holders relating to the HTP Extraordinary General Meeting (such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”) for the purposes of the approval of the Transaction Proposals and (ii) the Registration Statement, in which the Proxy Statement will be included as a prospectus. HTP and the Company shall use commercially reasonable efforts to cooperate, and cause their respective Subsidiaries, as applicable, to reasonably cooperate, with each other and their respective representatives in the preparation of the Proxy Statement and the Registration Statement. HTP shall use its commercially reasonable efforts to cause the Proxy Statement and the Registration Statement to comply with the rules and regulations promulgated by the SEC, to have the Registration Statement declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Registration Statement effective as long as is necessary to consummate the Transactions.
(b)   HTP shall as promptly as practicable notify the Company of any correspondence with the SEC relating to the Proxy Statement, the receipt of any oral or written comments from the SEC relating to the Proxy Statement, and any request by the SEC for any amendment to the Proxy Statement or for additional information. HTP shall cooperate and provide the Company with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC and give due consideration to all comments reasonably proposed by the Company in respect of such documents and responses prior to filing such with or sending such to the SEC, and, to the extent practicable, the

Parties will provide each other with copies of all such filings made and correspondence with the SEC. HTP shall use commercially reasonable efforts to obtain all necessary state securities Law or “blue sky” permits and approvals required to carry out the Merger and the Company shall promptly furnish all information concerning the Company as may be reasonably requested in connection with any such action. Each of HTP and the Company shall use reasonable best efforts to promptly furnish to each other party all information concerning itself, its Subsidiaries, officers, directors, managers, members and stockholders, as applicable, and such other matters, in each case, as may be reasonably necessary in connection with and for inclusion in the Proxy Statement, the Registration Statement or any other statement, filing, notice or application made by or on behalf of HTP and the Company or their respective Subsidiaries, as applicable, to the SEC or NYSE in connection with the Merger (including any amendment or supplement to the Proxy Statement or the Registration Statement) (collectively, the “Offer Documents”). HTP will advise the Company and the Holder Representative, promptly after HTP receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the HTP Ordinary Shares or Surviving Pubco Class A Shares for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Proxy Statement, the Registration Statement or the other Offer Documents or for additional information.
(c)   Without limiting the generality of Section 10.04(b), the Company shall furnish to HTP for inclusion in the Proxy Statement and the Registration Statement promptly upon receipt by the Company or the Holder Representative thereof, (i) with respect to the Audited Financial Statements required by applicable Law for inclusion in the Proxy Statement and the Registration Statement, auditor’s reports and consents to use such financial statements and reports, (ii) unaudited financial statements of the Company and its Subsidiaries as of and for the six months ended June 30, 2021 and June 30, 2020 prepared in accordance with GAAP and Regulation S-X and reviewed by the Company’s independent accountant in accordance with PCAOB Auditing Standard 4105 and (iii) if the Registration Statement has not been declared effective prior to November 12, 2021, unaudited financial statements of the Company and its Subsidiaries as of and for the nine months ended September 30, 2021, prepared in accordance with GAAP and Regulation S-X and reviewed by the Company’s independent auditor (the “2021 Financial Statements”).
(d)   Each of HTP and the Company shall use commercially reasonable efforts to ensure that none of the information related to it or any of its Affiliates, supplied by or on its behalf for inclusion or incorporation by reference in (i) either Proxy Statement will, as of the date it is first mailed to the Pre-Closing HTP Holders, or at the time of the HTP Extraordinary General Meeting, or (ii) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at each time at which it is amended, at the time it becomes effective under the Securities Act and at the Effective Time, in either case, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
(e)   If, at any time prior to the Effective Time, any information relating to HTP, the Company, or any of their respective Subsidiaries, Affiliates, directors or officers, as applicable, or the Holders is discovered by any of HTP or the Company and is required to be set forth in an amendment or supplement to either Proxy Statement or the Registration Statement, so that such Proxy Statement or the Registration Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall, subject to the other provisions of this Section 10.04, be promptly filed by HTP with the SEC and, to the extent required by Law, disseminated to the Pre-Closing HTP Holders.
Section 10.05   HTP Shareholder Approval.
(a)   HTP shall take, in accordance with applicable Law, Approved Stock Exchange rules, and the HTP Governing Document, all action necessary to call, hold, and convene an extraordinary general meeting of holders of HTP Ordinary Shares (including any permitted adjournment or postponement, the “HTP Extraordinary General Meeting”) to consider and vote upon the Transaction Proposals and to provide the HTP Shareholders with the opportunity to effect a HTP Share Redemption in connection therewith as promptly as reasonably practicable after the date that the Registration Statement is declared effective under the Securities Act. HTP shall submit to the HTP Shareholders, and, subject to HTP’s ability to effect a HTP Modification in Recommendation, HTP shall, through the Board of Directors of HTP, recommend to the HTP shareholders (including in the Proxy Statement) and shall use its reasonable best efforts to solicit approval of, (i) the adoption and approval of this Agreement and the Transactions, including the Merger, (ii) the Domestication, (iii) in connection with the Domestication, the amendment of the HTP Governing Document and approval of Surviving Pubco Certificate of Incorporation and Surviving Pubco Bylaws, (iv) the issuance of (a) Surviving Pubco Class B Shares in connection with the Company Merger, (b) Surviving Pubco Class A Shares in connection with the Blocker Mergers, (c) Surviving Pubco Class A Shares in connection with the PIPE Financing and upon conversion of the Convertible Notes and (d) the issuance of the Surviving Pubco Class A shares and Surviving Pubco Class B Shares in connection with the Earnout Milestones, (v) the adoption of the Incentive Equity Plan and the Purchase Plan, (vi) the election of the directors constituting Surviving Pubco Board, (vii) the adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Proxy Statement, the Registration Statement or correspondence related thereto, (viii) the adoption and approval of any other proposals as reasonably agreed by HTP and the Company to be necessary or appropriate in connection with the Merger and (ix) adjournment of the HTP Extraordinary General Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in clauses (a) through (ix), together, the “Transaction Proposals”).
(b)   Notwithstanding anything to the contrary contained in this Agreement, once the HTP Extraordinary General Meeting to consider and vote upon the Transaction Proposals has been called and noticed, HTP will not postpone or adjourn the HTP Extraordinary General Meeting without the consent of the Company, other than (i) for the absence of a quorum, in which event HTP shall postpone the meeting up to three (3) times for up to ten (10) Business Days each time, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that HTP has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law, and for such supplemental or amended disclosure to be disseminated to and reviewed by the holders of HTP Ordinary Shares prior to the HTP Extraordinary General Meeting, or (iii) a one-time postponement of up to ten (10) Business Days to solicit additional proxies from holders of HTP Ordinary Shares to the extent HTP has determined that such postponement is reasonably necessary to obtain the approval of the Transaction Proposals.
(c)   Neither the HTP Board nor any committee thereof shall withhold, withdraw or modify, or publicly propose or resolve to withhold, withdraw or modify in a manner adverse to the Company the HTP Board Recommendation (any such event, a “HTP Modification in Recommendation”); provided that, if, at any time prior to obtaining the HTP Shareholder Approval, the HTP Board determines in good faith and after consultation with its outside counsel, that the failure to make a HTP Modification in Recommendation would breach its fiduciary duties under applicable Law, HTP or the HTP Board may, prior to obtaining the HTP Shareholder Approval, make a HTP Modification in Recommendation; provided, further, that HTP will not be entitled to make, or agree or resolve to make, a HTP Modification in Recommendation unless (i) HTP delivers to the Company a written notice (a “HTP Modification in Recommendation Notice”) advising the Company that the HTP Board proposes to take such action and containing the material facts underlying the HTP Board’s determination that a HTP Modification in Recommendation is required hereunder (in each case, it being acknowledged that such HTP Modification in Recommendation Notice shall not itself constitute a breach of this Agreement), and (ii) at or after 5:00 p.m. on the fifth (5th) Business Day immediately following the day on which HTP delivered the HTP Modification in Recommendation Notice (such period from the time the HTP Modification in Recommendation Notice is provided until 5:00 p.m. on the fifth (5th) Business Day immediately following the day on which HTP delivered the HTP Modification in Recommendation Notice (the “HTP Modification in Recommendation Notice Period”)), the HTP Board reaffirms in good faith (after consultation with its outside counsel) that the failure to make a HTP Modification in Recommendation would breach its fiduciary duties under applicable Law. If requested by the Company, HTP will and will use its reasonable best efforts to cause its Representatives to, during the HTP

Modification in Recommendation Notice Period, engage in good faith negotiations with the Company and its Representatives to make such adjustments in the terms and conditions of this Agreement so as to obviate the need for an HTP Modification in Recommendation. HTP’s obligations under Section 10.05(a) to call and hold the HTP Extraordinary General Meeting with respect to all Transaction Proposals shall not be affected by any HTP Modification in Recommendation. For the avoidance of doubt, in the event of an HTP Modification in Recommendation, HTP shall continue to submit this Agreement to the HTP Shareholders for approval at the HTP Extraordinary General Meeting unless this Agreement shall have been terminated in accordance with its terms prior to the HTP Extraordinary General Meeting.
Section 10.06   Surviving Pubco Board of Directors.   The Parties shall take all necessary action to cause the Board of Directors of Surviving Pubco (the “Surviving Pubco Board”) effective immediately upon the Closing to consist of a total of nine (9) directors or, at the Company’s sole election, a total of ten (10) directors, and such final composition shall be set forth in the Registration Statement, no later than fourteen (14) days prior to the effectiveness of the Registration Statement, to be effective immediately upon the Closing and in accordance with Schedule 10.06.
Section 10.07   Trust Account.   Upon satisfaction or waiver of the conditions set forth in Article 11 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) and provision of notice thereof to the Trustee (which notice HTP shall provide to the Trustee in accordance with the terms of the Trust Agreement), in accordance with, subject to and pursuant to the Trust Agreement and the HTP Governing Document, (a) at the Closing, (i) HTP shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) shall cause the Trustee to (A) pay as and when due all amounts payable for HTP Share Redemptions and (B) pay all amounts then available in the Trust Account in accordance with this Agreement and the Trust Agreement, including the payment of the amount of Primary Capital to the Surviving Company and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 10.08   Form 8-K Filings.   HTP and the Company shall mutually and reasonably agree upon and issue a press release announcing the effectiveness of this Agreement (the “Signing Press Release”). HTP and the Company shall cooperate in good faith with respect to the prompt preparation of, and, as promptly as practicable after the effective date of this Agreement (but in any event within four (4) Business Days thereafter), HTP shall file with the SEC, a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement as of its effective date (the “Announcement 8-K”). Prior to the Closing, HTP and the Company shall mutually and reasonably agree upon and prepare the press release announcing the consummation of the Transactions (“Closing Press Release”). Concurrently with or promptly after the Closing, HTP shall issue the Closing Press Release. HTP and the Company shall cooperate in good faith with respect to the preparation of, and, at least five (5) days prior to the Closing, HTP shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the required pro forma financial statements and the historical financial statements prepared by the Company and its accountant (the “Completion 8-K”). Concurrently with the Closing, or as soon as practicable (but in any event within four (4) Business Days) thereafter, Surviving Pubco shall file the Completion 8-K with the SEC.
Section 10.09   Incentive Equity Plan and Purchase Plan.   Prior to the effectiveness of the Registration Statement, HTP shall approve, and subject to approval of HTP Shareholders, adopt, (a) an incentive equity plan that provides for grant of awards to employees and other service providers of Surviving Pubco and its Subsidiaries, with a total pool of awards of Surviving Pubco Class A Shares not exceeding ten percent (10)% of the aggregate number of the sum of (i) shares of Surviving Pubco Class A Shares and Surviving Pubco Class B Shares outstanding on a fully-diluted basis and (ii) securities convertible into or exchangeable for Surviving Pubco Class A Shares with an annual “evergreen” increase of not more than five percent (5%) of the sum of shares of Surviving Pubco Class A Shares and Surviving Pubco Class B Shares outstanding on a fully-diluted basis and securities convertible into or exchangeable for Surviving Pubco Class A Shares as of the day prior to such increase, in substantially the form set forth as Annex L (the “Incentive Equity Plan”) and (b) an employee stock purchase plan, that provides for grant of purchase rights with respect to Surviving Pubco Class A Shares to employees of Surviving Pubco and its Subsidiaries, with a total pool of shares of Surviving Pubco Class A Shares not exceeding two percent (2%) of the aggregate number of the sum of (i) shares of Surviving Pubco Class A Shares and Surviving Pubco Class B Shares outstanding on a fully-diluted basis and (ii) securities convertible into or exchangeable for Surviving Pubco Class A Shares and (iii) securities convertible into HTP Class A Ordinary Shares, with an annual “evergreen” increase of one percent (1%) of the sum of shares of Surviving Pubco Class A Shares and Surviving Pubco Class B Shares outstanding on a fully-diluted basis and securities convertible into or exchangeable for Surviving Pubco Class A Shares as of the day prior to such increase, in substantially the form set forth as Annex M (the “Purchase Plan”).
Section 10.10   No Shop.
(a)   During the Interim Period, none of the HTP Parties, on the one hand, or the Company and its Subsidiaries, on the other hand, will, nor will they authorize or permit their respective Representatives to, directly or indirectly (i) take any action to solicit, initiate or engage in discussions or negotiations with, or enter into any binding agreement with any Person concerning, or which would reasonably be expected to lead to, an Acquisition Transaction, (ii) in the case of HTP, fail to include the HTP Board Recommendation in (or remove from) the Registration Statement unless a HTP Modification in Recommendation is made subject to and in accordance with Section 10.05(c), and without any breach of the obligations of HTP pursuant to Section 10.05, or (iii) withhold, withdraw, qualify, amend or modify (or publicly propose or announce any intention or desire to withhold, withdraw, qualify, amend or modify), in a manner adverse to the other Party, the approval of such Party’s governing body of this Agreement and/or any of the Transactions, or, in the case of HTP, the HTP Board Recommendation unless a HTP Modification in Recommendation is made subject to and in accordance with Section 10.05(c), and without any breach of the obligations of HTP pursuant to Section 10.05.
(b)   The Company shall promptly, and in any event within twenty-four (24) hours of the date of this Agreement, terminate access of any third Person (other than the HTP Parties, the PIPE Investors, the holders of Convertible Notes, the Holders and/or any of their Affiliates or representatives) to any data room (virtual or actual) containing any of the Company’s (or any Subsidiary of the Company’s) confidential information immediately cease and cause to be terminated, and shall cause their and their respective Subsidiaries’ Representatives to immediately cease and cause to be terminated, all existing activities, discussions, negotiations and communications, if any, with any Persons with respect to any Acquisition Transaction and shall promptly request the return of any confidential information provided to any Person in connection with a prospective Acquisition Transaction and, in connection therewith, shall, if the applicable confidentiality or non-disclosure agreement so allows, demand that all such Persons provide prompt written certification of the return or destruction of all such information.
(c)   Promptly upon receipt of an unsolicited proposal regarding an Acquisition Transaction, each of the HTP Parties and the Company shall notify the other party thereof, which notice shall include a written summary of the material terms of such unsolicited proposal. Notwithstanding the foregoing, the Parties may respond to any unsolicited proposal regarding an Acquisition Transaction only by indicating that such Party has entered into a binding definitive agreement with respect to a business combination and is unable to provide any information related to such Party or any of its Subsidiaries or entertain any proposals or offers or engage in any negotiations or discussions concerning an Acquisition Transaction.
(d)   For the purposes hereof, “Acquisition Transaction” means, with respect to the Company, any merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction (other than the Transactions, the Permitted Interim Financing and sales of inventory in the Ordinary Course of Business) involving the sale, lease, exchange or other disposition of properties or assets or equity interests of the Company and, with respect to any of the HTP Parties, any transaction (other than the Transactions) involving, directly or indirectly, any merger or consolidation with or acquisition of, purchase of assets or equity of, consolidation or similar business combination with or other transaction that would constitute a Business Combination with or involving any of the HTP Parties (or any Affiliate or Subsidiary of any of the HTP Parties) and any party other than the Company or the Specified Company Members.
Section 10.11   Notification of Certain Matters.   Each Party shall give prompt notice to the other Party of (a) any Action or investigation that would have been required to be disclosed under Section 6.09 if the Company had knowledge of it as of the date hereof or under Section 7.04 if the HTP Parties had knowledge of it as of the date hereof; (b) the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, could reasonably be expected to cause any condition set forth in Section 11.02 or Section 11.03 not to be satisfied at any time from the date of this Agreement to the Effective Time; or (c) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the Transactions.
ARTICLE 11
Conditions to Obligations
Section 11.01   Conditions to Obligations of the HTP Parties, the Blocker Parties and the Company.   The obligations of the HTP Parties, the Blocker Parties and the Company to consummate, or cause to be consummated, the Mergers are subject to the satisfaction of the following conditions, any one or more of which may be waived (if permitted by applicable Law) in writing by all of such parties:
(a)   NYSE Listing Requirements.   The shares of Surviving Pubco Class A Shares contemplated to be listed pursuant to this Agreement (including the Surviving Pubco Class A shares issued upon settlement of Surviving Pubco Class A RSRs) shall have been listed on NYSE and shall be eligible for continued listing on NYSE immediately following the Closing (as if it were a new initial listing by an issuer that had never been listed prior to the Closing).
(b)   Applicable Law.   There shall not be in force any applicable Law or Governmental Order enjoining, prohibiting, making illegal, or preventing the consummation of the Mergers.
(c)   HTP Shareholder Approval.   The HTP Shareholder Approval shall have been obtained.
(d)   Company Voting Member Approval.   The Company Voting Member Approval shall have been obtained.
(e)   Effectiveness of Registration Statement.   The Registration Statement shall have become effective in accordance with the Securities Act, no stop order shall have been issued by the SEC with respect to the Registration Statement and no Action seeking such stop order shall have been threatened or initiated.
(f)   Net Tangible Assets.   HTP shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing of the HTP Share Redemption.
(g)   Pre-Closing Blocker Reorganization.   The Pre-Closing Blocker Reorganization shall have been consummated.
(h)   Domestication.   The Domestication shall have been consummated; providedthat, the HTP Parties shall not be permitted to assert a failure of the satisfaction of the condition set forth in this clause (h) if such failure arises from a failure of any of the HTP Parties or its Representatives to promptly undertake any action solely within the control of any of the HTP Parties or its Representatives to consummate the Domestication, including making and/or procuring the filings pursuant to Section 2.01.
Section 11.02   Conditions to Obligations of the HTP Parties.   The obligations of the HTP Parties to consummate, or cause to be consummated, the Mergers are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the HTP Parties:
(a)   Representations and Warranties.
(i)   Each of the representations and warranties of the Company contained in this Agreement (without giving effect to any materiality or “Material Adverse Effect” or similar qualifications therein), other than the representations and warranties set forth in Section 6.01 (Corporate Organization of the Company (Due Incorporation)), Section 6.02(Subsidiaries), Section 6.03 (Due Authorization), Section 6.06 (Capitalization), Section 6.15 (Brokers Fees) and Section 6.19(a) (Absence of Changes (No Material Adverse Effect)) shall be true and correct as of the Closing Date, as if made anew at and as of that time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, and except for, in each case of the foregoing, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii)   The representations and warranties of the Company contained in Section 6.19(a) (Absence of Changes (No Material Adverse Effect)) shall be true and correct as of the Closing Date, as if made anew at and as of that time.
(iii)   Each of the representations and warranties of the Company contained in Section 6.01 (Corporate Organization of the Company (Due Incorporation)), Section 6.02 (Subsidiaries), Section 6.03 (Due Authorization) and Section 6.15 (Brokers’ Fees) (without giving effect to any materiality or “Material Adverse Effect” or similar qualifications therein) hereof shall be true and correct in all material respects as of the Closing Date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).
(iv)   Each of the representations and warranties of the Company contained in Section 6.06 (Capitalization) (without giving effect to any materiality or “Material Adverse Effect” or similar qualifications therein) hereof shall be true and correct in all respects except for de minimis inaccuracies as of the Closing Date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all respects except for de minimis inaccuracies as of such earlier date).
(b)   Covenants.   Each of the covenants of the Company and of the Blockers to be performed as of or prior to the Closing shall have been performed in all material respects.
(c)   No Material Adverse Effect.   From the date of this Agreement there shall not have occurred a Material Adverse Effect.
(d)   Closing Deliverables.   HTP shall have received the deliverables set forth in Section 4.10(a).
(e)   Financial Statements.   If the Closing has not occurred prior to November 12, 2021, the Company shall have delivered to HTP all financial statements in respect of the Company to the extent required in order to render the Registration Statement, including any pre-effective and post-effective amendments thereto, in compliance in all materials respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Registration Statement, to the extent the HTP Shareholder Approval has not been obtained.
Section 11.03   Conditions to the Obligations of the Blockers and the Company.   The obligations of the Blocker Parties and the Company to consummate the Mergers is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:
(a)   Minimum Cash.   Available Cash shall be greater than or equal to Minimum Cash.
(b)   Representations and Warranties.
(i)   Each of the representations and warranties of the HTP Parties contained in this Agreement (without giving effect to any materiality or “HTP Material Adverse Effect” or similar qualifications therein), other than the representations and warranties set forth in Section 7.01 (Corporate Organization), Section 6.02 (Due Authorization), Section 7.06 (HTP Capitalization), Section 6.11 (Brokers’ Fees), and Section 7.14(b) (Absence of Changes (No HTP Material Adverse Effect)), shall be true and correct as of the Closing Date, as if made anew at and as of that time, except with respect to representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, and except for, in each case of the foregoing, such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a HTP Material Adverse Effect.

(ii)   The representations and warranties of the HTP Parties contained in Section 7.14 (Absence of Changes (No HTP Material Adverse Effect)) shall be true and correct as of the Closing Date, as if made anew at and as of that time.
(iii)   Each of the representations and warranties of the HTP Parties contained in Section 7.01 (Corporate Organization), Section 7.02 (Due Authorization), and Section 7.11 (Brokers’ Fees) without giving effect to any materiality or “HTP Material Adverse Effect” (or similar qualifications therein), shall be true and correct in all material respects as of the Closing Date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(iv)   Each of the representations and warranties of the HTP Parties contained in Section 7.06 (HTP Capitalization) (without giving effect to any materiality or “HTP Material Adverse Effect” or similar qualifications therein) shall be true and correct in all respects except for de minimis inaccuracies as of the Closing Date, as if made anew at and as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all respects except for de minimis inaccuracies as of such earlier date).
(c)   Covenants.   Each of the covenants of the HTP Parties to be performed as of or prior to the Closing shall have been performed in all material respects.
(d)   No HTP Material Adverse Effect.   From the date of this Agreement there shall not have occurred a HTP Material Adverse Effect.
(e)   Listing of Stock Consideration.   The Surviving Pubco Class A Shares shall have been approved for listing on the NYSE and such approval shall not be subject to any conditions or any plan of compliance to which Surviving Pubco would be subject after the Closing.
(f)   Trust Account.   (i) HTP shall have made all necessary arrangements with the Trustee to cause the Trustee to disburse all of the funds contained in the Trust Account available to Surviving Pubco to be released to Surviving Pubco at the Closing; (ii) all of such funds in the Trust Account available to Surviving Pubco shall be released to Surviving Pubco; and (iii) there shall be no Action pending or threatened by any Person (not including the Company and its Affiliates) with respect to or against the Trust Account that would reasonably be expected to have a HTP Material Adverse Effect.
(g)   Closing Deliverables.   The Company shall have received the deliverables set forth in Section 4.10(c).
Section 11.04   Satisfaction of Conditions.   All conditions to the obligations of the Company, the Blocker Parties and the HTP Parties to proceed with the Closing under this Agreement will be deemed to have been fully and completely satisfied or waived for all purposes if the Closing occurs.
ARTICLE 12
Termination/Effectiveness
Section 12.01   Termination.   This Agreement may be terminated and the Transactions abandoned prior to the Closing:
(a)   by written consent of the Company and HTP;
(b)   by written notice to the Company from HTP, if:
(i)   there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 11.02(a) or Section 11.02(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date HTP provides written notice of such violation or breach and the Termination Date) after receipt by the

Company of notice from HTP of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period;
(ii)   the Closing has not occurred on or before 5:00 p.m. on March 31, 2022 (the “Termination Date”); provided, however, that if the Registration Statement on Form S-4 has not been declared effective by the 90th day following the date of this Agreement, the Company and HTP shall each have the right to extend the Termination Date by up to an additional 60 days;
(iii)   the consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable Governmental Order; or
(iv)   the NYSE rejects the listing of the Surviving Pubco Class A Shares to be issued pursuant to this Agreement, and such rejection is final and non-appealable; provided that, the right to terminate this Agreement under subsection (ii) of this Section 12.01(b) shall not be available if any of the HTP Parties is in breach of this Agreement and such breach is the primary cause of the failure of the conditions set forth in Section 11.03(a) or Section 11.03(c) to be satisfied as of the Termination Date;
(c)   by written notice to HTP from the Company, if:
(i)   there is any breach of any representation, warranty, covenant or agreement on the part of the HTP Parties set forth in this Agreement, such that the conditions specified in Section 11.03(a), Section 11.03(a) or Section 11.03(c) would not be satisfied at the Closing (a “Terminating HTP Breach”), except that, if any such Terminating HTP Breach is curable by HTP, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date HTP provides written notice of such violation or breach and the Termination Date) after receipt by HTP of notice from the Company of such breach, but only as long as HTP continues to exercise such reasonable best efforts to cure such Terminating HTP Breach (the “HTP Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating HTP Breach is not cured within the HTP Cure Period;
(ii)   the Closing has not occurred on or before the Termination Date;
(iii)   the consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable Governmental Order; or
(iv)   in the event of a HTP Modification in Recommendation; provided that, the right to terminate this Agreement under subsection (ii) of this Section 12.01(c) shall not be available if the Company is in breach of this Agreement and such breach is the primary cause of the failure of the conditions set forth in Section 11.02(a) or Section 11.02(b) to be satisfied as of the Termination Date;
(d)   by written notice from either the Company or HTP to the other party if  the HTP Shareholder Approval is not obtained upon a vote duly taken thereon at the HTP Extraordinary General Meeting (subject to any permitted adjournment or postponement of the HTP Extraordinary General Meeting).
Section 12.02   Effect of Termination.   Except as otherwise set forth in this Section 12.02, in the event of the termination of this Agreement pursuant to Section 12.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party or its respective Affiliates, officers, directors or stockholders, other than liability of the any of the Parties for any intentional and willful breach of this Agreement by such Party occurring prior to such termination. The provisions of Sections 8.04, 12.02, 14.05, 14.06, 14.08, 14.12, and 14.14 (collectively, the “Surviving Provisions”) and the Confidentiality Agreement, and any other Section or Article of this Agreement referenced in the Surviving Provisions which are required to survive in order to give effect to the Surviving Provisions, shall, in each case, survive any termination of this Agreement.

ARTICLE 13
Holder Representative
Section 13.01   Designation and Replacement of Holder Representative.   The Parties have agreed that it is desirable to designate a representative to act on behalf of the Holders (the “Holder Representative”). By virtue of approving the Transactions and the adoption of this Agreement, the approval of the terms of the Transactions, and the consummation of the Transactions or participating in the Transactions and receiving the benefits hereof, including the right to receive the consideration payable in connection with the Transactions, each of the Holders shall be deemed to have irrevocably designated and appointed, and hereby irrevocably designates and appoints Shareholder Representative Services LLC as his, her or its representative, agent and attorney-in-fact as of the Closing for all purposes in connection with this Agreement and any related agreements. The Holder Representative may resign at any time, and the Holder Representative may be removed by the vote of Persons which collectively owned more than fifty percent (50%) of the Company Common Units immediately prior to the Effective Time (the “Majority Holders”). In the event that a Holder Representative has resigned or been removed, a new Holder Representative shall be appointed by a vote of the Majority Holders, such appointment to become effective upon the written acceptance thereof by the new Holder Representative.
Section 13.02   Authority and Rights of the Holder Representative; Limitations on Liability.
(a)   After the Closing, the Holder Representative shall have full power and authority on behalf of the Holders:
(i)   to act on behalf of each of them in the absolute discretion of Holder Representative, including with the power to execute and deliver any amendment or waiver respect to (or to terminate) this Agreement;
(ii)   to assert, and to agree to resolution of, any claim or dispute under this Agreement, and to take any and all actions (including, for the avoidance of doubt, executing and delivering any notices or documents, incurring any costs and expenses on behalf of the Holders, making any and all determinations, negotiating, compromising, settling, exercising, or refraining from exercising any remedies available to the Holders, and signing any releases, agreements, or other documents, in each case with respect to any such claim or dispute) that may be required or permitted by this Agreement.
(iii)   to engage and employ advisors, consultants, agents, representatives, accountants, legal counsel, and other professionals and incur such out-of-pocket fees, costs, and expenses as the Holder Representative deems necessary or prudent in connection with the performance of its duties under this Agreement;
(iv)   to make and receive notices and other communications pursuant to this Agreement and any Ancillary Agreement and service of process in any Action arising out of or related to this Agreement and any Ancillary Agreement;
(v)   (A) to cause or authorize amounts to be paid from the Holder Representative Amount to satisfy the obligations of the Holders in accordance with this Agreement and (B) to distribute any of the Holder Representative Amount to the Exchange Agent for further distribution to the Holders at such time as the Holder Representative determines, in its sole discretion, such amounts are no longer required to be held in satisfaction of the Holders or Holder Representative’s obligations hereunder; and
(vi)   in general, to do all things and to perform all acts, including executing and delivering all agreements, certificates, receipts, instructions and other instruments contemplated by or deemed advisable to effectuate the provisions of this Section 13.02.
(b)   The HTP Parties and Surviving Pubco will be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Holder by the Holder Representative, and on any other action taken or purported to be taken on behalf of any Holder by the Holder Representative, as being fully binding upon such Person. Any decision or action by the Holder Representative hereunder, including any agreement between the Holder Representative and any HTP Party or Surviving Pubco relating to the defense, payment, or settlement of any claims hereunder, will constitute a decision or action of all Holders and will be final, binding and conclusive upon each such Person. No Holder will have the right to object to, dissent from, protest or otherwise contest the same. The HTP Parties and Surviving Pubco will be entitled to rely upon any document or other paper delivered by the Holder’s Representative as (i) genuine and correct and (ii) having been duly signed or sent by the Holder’s Representative, and the HTP Parties and Surviving Pubco will not be liable to any Holder or the Company or any of its Subsidiaries for any action taken or omitted to be taken by the HTP Parties or Surviving Pubco in such reliance.
(c)   The provisions of this Section 13.02 will be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, and successors of each Holder, and any references in this Agreement to a Holder will mean and include the successors to the Holder’s rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.
(d)   The Holders shall indemnify the Holder Representative against any reasonable, documented, and out-of-pocket losses, liabilities and expenses (“Representative Losses”) arising out of or in connection with this Agreement and any related agreements, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been caused by the gross negligence or willful misconduct of the Holder Representative, the Holder Representative will reimburse the Holders the amount of such indemnified Representative Loss to the extent attributable to such gross negligence or willful misconduct. Representative Losses may be recovered by the Holder Representative from (i) the Holder Representative Amount and (ii) any other funds that become payable to the Holders under this Agreement at such time as such amounts would otherwise be distributable to the Holders; provided, that while the Holder Representative may be paid from the aforementioned sources of funds, this does not relieve the Holders from their obligation to promptly pay such Representative Losses as they are suffered or incurred. In no event will the Holder Representative be required to advance its own funds on behalf of the Holders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Holders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Holder Representative hereunder.
(e)   The Holder Representative will not have, by reason of this Agreement, a fiduciary relationship in respect of any Holder. The Holder Representative will not be liable to any Holder for any action taken or omitted by it or any agent employed by it hereunder or under any other document entered into in connection herewith, except that the Holder’s Representative will not be relieved of any liability imposed by Law for willful misconduct. The Holder Representative shall not be liable for any action or omission pursuant to the advice of counsel. The Holder Representative will not be liable to the Holders for any apportionment or distribution of payments made by the Holder Representative in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Holder to whom payment was due, but not made, will be to recover from other Holders any payment in excess of the amount to which they are determined to have been entitled. Neither the Holder Representative nor any agent employed by it will incur any liability to any Holder by virtue of the failure or refusal of the Holder Representative for any reason to consummate the Transactions or relating to the performance of its other duties hereunder, except for actions or omissions constituting Fraud or bad faith.
(f)   All of the rights, indemnities, immunities, and the powers granted to the Holder Representative under this Agreement will survive the Closing, the resignation or removal of the Holder Representative or the termination of this Agreement.
ARTICLE 14
Miscellaneous
Section 14.01   Non-Survival of Representations, Warranties and Covenants.   None of the representations, warranties, covenants and agreements in this Agreement or in any instrument, document or certificate delivered pursuant to this Agreement shall survive the Effective Time, except for (a) those covenants and agreements contained herein and therein which by their terms expressly apply in whole or in part after the Effective Time and then only to such extent until such covenants and agreements have been fully performed and (b) any claim based upon Fraud.
Section 14.02   Waiver.   Any party to this Agreement may, at any time prior to the Closing, waive any of the terms or conditions of this Agreement. No waiver of any term or condition of this Agreement shall be valid unless the waiver is in writing and signed by the waiving party.
Section 14.03   Notices.   All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email or other electronic transmission (in each case in this clause (d), during normal business hours and otherwise as of the immediately following Business Day), addressed as follows:
(e)
If to any HTP Party, to:

Highland Transcend Partners I Corp.
777 Arthur Godfrey Road, #202
Miami Beach, FL 33140
Attention: Ian Friedman
E-mail:
ian@highlandtranscend.com

with copies (which shall not constitute notice) to:
Davis Polk & Wardwell, LLP
450 Lexington Avenue
New York, NY 10017
Attention:
Michael Davis
Derek Dostal
Lee Hochbaum

Email:
michael.davis@davispolk.com
derek.dostal@davispolk.com
lee.hochbaum@davispolk.com

(f)
If to the Company, to:

Packable Holdings, LLC
1985 Marcus Ave, Suite 207
Lake Success NY 11042
Attention:
Ian R. Cohen, General Counsel

Email:
ian@pharmapacks.com

with copies (which shall not constitute notice) to:
Cooley LLP
55 Hudson Yards
New York, NY 10001
Attention:
Sacha Ross
David I. Silverman
Nicolas H.R. Dumont

Email:
sross@cooley.com
dsilverman@cooley.com
ndumont@cooley.com

(g)
If to the Blocker Parties to:

Carlyle Partners VII Pacer Holdings, L.P.
520 Madison Avenue
New York, NY 10022
Attention:
Jay Sammons
Yue Bonnet

Email:
jay.sammons@carlyle.com
yue.bonnet@carlyle.com

Latham & Watkins LLP
555 Eleventh Street, NW
Washington, D.C. 20004
Attention:
Paul F. Sheridan, Jr.
Marc A. Granger

Email:
paul.sheridan@lw.com
marc.granger@lw.com

(h)
If to the Holder Representative, to:

Shareholder Representative Services LLC
950 17th Street, Suite 1400
Denver, CO 80202
Attention:
Managing Director

Email:
deals@srsacquiom.com

with copies (which shall not constitute notice) to:
Cooley LLP
55 Hudson Yards
New York, NY 10001
Attention:
Sacha Ross
David I. Silverman
Nicolas H.R. Dumont

Email:
sross@cooley.com
dsilverman@cooley.com
ndumont@cooley.com

or to such other address or addresses as the parties may from time to time designate in writing by notice to the other parties in accordance with this Section 14.03.
Section 14.04   Assignment.   No Party shall assign this Agreement or any part hereof (including by operation of law in connection with a merger or consolidation or conversion of HTP or the Company, other than in the Domestication) without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 14.05   Rights of Third Parties.   Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing (a) in the event the Closing occurs, the present and former officers and directors of the Company (and their successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 10.02, (b) from and after the Effective Time, the Holders (and their successors, heirs and representatives) shall be intended third-party beneficiaries of, and may enforce, Article 3, Article 4, and this Section 14.05 and (c) the past, present and future directors, managers, officers, employees, incorporators, members, partners, equityholders, Affiliates, agents, attorneys, advisors and representatives of the parties and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, this Section 14.05 and Section 14.14.

Section 14.06   Expenses.   Except as otherwise provided herein, each Party shall bear its own expenses incurred in connection with this Agreement and the transactions herein contemplated whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants; provided, however, that in the event that the Closing is consummated, at the Closing, HTP shall pay all Company Transaction Expenses and HTP Transaction Expenses, other than Previously Paid Company Transaction Expenses or Previously Paid HTP Transaction Expenses from the proceeds of the PIPE Financing and/or the Trust Account.
Section 14.07   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 14.08   Captions; Counterparts.   The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or .pdf copies hereof or signatures hereon shall, for all purposes, be deemed originals.
Section 14.09   Entire Agreement.   This Agreement, the Confidentiality Agreement, and the Ancillary Agreements constitute the entire agreement among the Parties relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between the Parties except as expressly set forth in this Agreement and the Ancillary Agreements.
Section 14.10   Amendments.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties.
Section 14.11   Publicity.   Except (a) communications consistent with the final form of joint press release announcing the Transactions and the investor presentation given to investors in connection with the announcement of the Transactions or (b) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, the HTP Parties, on the one hand, and, prior to Closing, the Company or after the Closing, the Company and the Holder Representative, on the other hand, shall consult with each other, and provide meaningful opportunity for review and give due consideration to reasonable comment by the other, prior to issuing any press releases or other public written communications or otherwise making planned public statements with respect to the Transactions and prior to making any filings with any third party and/or any Governmental Authority with respect thereto, and shall not make or issue any such press release or other public written communications or otherwise make any planned public statements without the prior written consent of the other. Notwithstanding anything herein to the contrary, following Closing and after the public announcement of the Transactions, the Holder Representative shall be permitted to announce that it has been engaged to serve as the Holder Representative in connection herewith as long as such announcement does not disclose any of the other terms hereof.
Section 14.12   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
Section 14.13   Jurisdiction; WAIVER OF TRIAL BY JURY.   Any Action based upon, arising out of or related to this Agreement or the Transactions shall be brought exclusively in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal court of the United States of America sitting in the State of Delaware), and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the Transactions in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 14.13. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.
Section 14.14   Enforcement.
(a)   The Parties agree that irreparable damage for which monetary Damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of Damages or inadequacy of any remedy at Law, prior to the valid termination of this Agreement in accordance with Section 12.01, this being in addition to any other remedy to which they are entitled under this Agreement.
(b)   Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 14.14(b) shall not be required to provide any bond or other security in connection with any such injunction.
Section 14.15   Non-Recourse.   This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company or HTP under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions. Notwithstanding anything to the contrary in this Section 14.15, nothing in this Section 14.15 shall limit (a) any liabilities or obligations against any party to an Ancillary Agreement in respect thereof or (b) any Party’s remedies in the event of Fraud. Notwithstanding anything to the contrary, this Section 14.15 shall not apply to Article 13, which shall be enforceable by the Holder Representative in its entirety against the Holders.
Section 14.16   Legal Representation.
(a)   HTP hereby agrees on behalf of its directors, members, partners, officers, employees and Affiliates (including, after the Closing, the Surviving Company and its Subsidiaries), and each of their respective successors and assigns (all such parties, the “HTP Waiving Parties”), that Cooley LLP may represent the Surviving Company and its Subsidiaries or any of their respective directors, managers, members, partners, officers, employees or Affiliates, in each case, in connection with any Action or obligation arising out of or relating to this Agreement, notwithstanding its representation (or any continued representation) of the Company and its Subsidiaries or other HTP Waiving Parties, and each of HTP and the Company on behalf of itself and the HTP Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. HTP and the Company acknowledge that the foregoing provision applies whether or not Cooley LLP provides legal services to the Surviving Company or any of its Subsidiaries after the Closing Date. HTP and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Pubco, the Surviving Company and their respective Subsidiaries) further agree that, as to all legally privileged communications prior to the Closing made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the Transactions between or among the Company or any of its Subsidiaries, on the one hand, and Cooley LLP, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Mergers and belong to the Holders after the Closing, and shall not pass to or be claimed or controlled by the Surviving Company. Notwithstanding the foregoing, any privileged communications or information shared by HTP prior to the Closing with the Company under a common interest agreement shall be and remain the privileged communications or information of the Company.
(b)   The Company hereby agrees on behalf of its directors, managers, members, partners, officers, employees and Affiliates, and each of their respective successors and assigns (all such parties, the “Company Waiving Parties”), that Davis Polk & Wardwell LLP may represent HTP or any of its respective directors, members, partners, officers, employees or Affiliates (including following the Closing, the Surviving Company and its Subsidiaries), in each case, in connection with any Action or obligation arising out of or relating to this Agreement, notwithstanding its representation (or any continued representation) of HTP or other Company Waiving Parties, and each of HTP and the Company on behalf of itself and the Company Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. The Company acknowledges that the foregoing provision applies whether or not Davis Polk & Wardwell LLP provides legal services to HTP after the Closing Date. HTP and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Pubco, the Surviving Company and their respective Subsidiaries), further agree that, as to all legally privileged communications prior to the Closing made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the Transactions between or among HTP, the Sponsor or any other member of the HTP Parties, on the one hand, and Davis Polk & Wardwell LLP, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Mergers and belong to the Sponsor after the Closing, and shall not pass to or be claimed or controlled by HTP or following the Closing, the Surviving Pubco, the Surviving Company or any of their respective Subsidiaries. Notwithstanding the foregoing, any privileged communications or information shared by the Company prior to the Closing with any HTP Party or the Sponsor under a common interest agreement shall remain the privileged communications or information of the Surviving Pubco.
[Signature pages follow.]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date hereof.
HIGHLAND TRANSCEND PARTNERS I CORP.
By:
 /s/ Ian Friedman

Name: Ian Friedman
Title: Chief Executive Officer
PICASSO MERGER SUB I, INC.
By:
 /s/ Ian Friedman

Name: Ian Friedman
Title: President
PICASSO MERGER SUB II, LLC
By:
 /s/ Ian Friedman

Name: Ian Friedman
Title: President
PICASSO MERGER SUB III, LLC
By:
 /s/ Ian Friedman

Name: /s/ Ian Friedman
Title: President
CARLYLE PARTNERS VII PACER HOLDINGS, L.P.
By:
 /s/ Jay W. Sammons

Name: Jay W. Sammons
Title: Authorized Person
CP VII PACER CORP.
By:
 /s/ Jeremy Anderson

Name: Jeremy Anderson
Title: Authorized Person
CP VII PACER EU L.P.
By:
 /s/ Jeremy Anderson

Name: Jeremy Anderson
Title: Authorized Person

PACKABLE HOLDINGS, LLC
By:
 /s/ Andrew Vagenas

Name: Andrew Vagenas
Title: Chief Executive Officer
SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Holder Representative
By:
 /s/ Sam Riffe

Name: Sam Riffe
Title: Managing Director

Schedule A
Earnout
This Schedule A sets forth the terms for the calculation of the number (if any) of Earnout Shares to be issued. Terms used but not defined in this Schedule A shall have the meanings given to such terms in the Agreement to which this Schedule A is a part.
1.
$12.00 Share Price Milestone.   The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $12.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$12.00 Share Price Milestone,” and the date of such occurrence is referred to herein as the “$12.00 Share Price Milestone Date”. Upon the occurrence of the $12.00 Share Price Milestone, (i) all Series 1 RCUs, Surviving Pubco Class A Series 1 RSRs and Surviving Pubco Class B Series 1 RSRs shall automatically vest, and as promptly as reasonably practicable following the $12.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 1 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 1 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 1 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.

2.
$14.00 Share Price Milestone.   The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $14.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$14.00 Share Price Milestone,” and the date of such occurrence is referred to herein as the “$14.00 Share Price Milestone Date”. Upon the occurrence of the $14.00 Share Price Milestone, (i) all Series 2 RCUs, Surviving Pubco Class A Series 2 RSRs and Surviving Pubco Class B Series 2 RSRs shall automatically vest, and, as promptly as reasonably practicable following the $14.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 2 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 2 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 2 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.

3.
$16.00 Share Price Milestone.   The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $16.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$16.00 Share Price Milestone,” and the date of such occurrence is referred to herein as the “$16.00 Share Price Milestone Date”. Upon the occurrence of the $16.00 Share Price Milestone, (i) all Series 3 RCUs, Surviving Pubco Class A Series 3 RSRs and Surviving Pubco Class B Series 3 RSRs shall automatically vest, and, as promptly as reasonably practicable following the $16.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 3 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 3 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 3 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.

4.
$18.00 Share Price Milestone.   The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $18.00 per share for any 20 Trading Days within any consecutive 30-Trading

A-A-1

Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$18.00 Share Price Milestone,” and, collectively, the $12.00 Share Price Milestone, the $14.00 Share Price Milestone, the $16.00 Share Price Milestone and the $18.00 Share Price Milestone, shall be referred to as the “Share Price Milestones”, and the date of such occurrence is referred to herein as the “$18.00 Share Price Milestone Date” (and, collectively, the $12.00 Share Price Milestone Date, the $14.00 Share Price Milestone Date, the $16.00 Share Price Milestone Date and the $18.00 Share Price Milestone Date, shall be referred to as the “Share Price Milestone Dates”). Upon the occurrence of the $18.00 Share Price Milestone, (i) all Series 4 RCUs, Surviving Pubco Class A Series 4 RSRs and Surviving Pubco Class B Series 4 RSRs shall automatically vest, and, as promptly as reasonably practicable following the $18.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 4 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 4 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 4 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.
5.
Upon the five (5)-year anniversary of the Closing Date, subject to extension as provided below, (the “Earnout Expiration Date”):

(a)
if the $12.00 Share Price Milestone has not been achieved, none of the Series 1 RCUs, Surviving Pubco Class A Series 1 RSRs or Surviving Pubco Class B Series 1 RSRs shall vest, and the contingent rights underlying each Series 1 RCU, each Surviving Pubco Class A Series 1 RSR and each Surviving Pubco Class B Series 1 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration;

(b)
if the $14.00 Share Price Milestone has not been achieved, none of the Series 2 RCUs, Surviving Pubco Class A Series 2 RSRs or Surviving Pubco Class B Series 2 RSRs shall vest and the contingent rights underlying each Series 2 RCU, each Surviving Pubco Class A Series 2 RSR and each Surviving Pubco Class B Series 2 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration;

(c)
if the $16.00 Share Price Milestone has not been achieved, none of the Series 3 RCUs, Surviving Pubco Class A Series 3 RSRs or Surviving Pubco Class B Series 3 RSRs shall vest and the contingent rights underlying each Series 3 RCU, each Surviving Pubco Class A Series 3 RSR and each Surviving Pubco Class B Series 3 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration; and

(d)
if the $18.00 Share Price Milestone has not been achieved, none of the Series 4 RCUs, Surviving Pubco Class A Series 4 RSRs or Surviving Pubco Class B Series 4 RSRs shall vest and the contingent rights underlying each Series 4 RCU, each Surviving Pubco Class A Series 4 RSR and each Surviving Pubco Class B Series 4 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration.

In the event that after the Closing and prior to the five (5)-year anniversary of the Closing Date, there is an Earnout Strategic Transaction (or a definitive agreement providing for an Earnout Strategic Transaction has been entered into prior to the five (5)-year anniversary of the Closing Date and such Earnout Strategic Transaction is ultimately consummated, even if such consummation occurs after the five (5)-year anniversary of the Closing Date), then (i) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $12.00 per share and the $12.00 Share Price Milestone has not been previously achieved, then the $12.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $12.00 Vesting Event”); (ii) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $14.00 per share and the $14.00 Share Price Milestone has not been previously achieved, then the $14.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction

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$14.00 Vesting Event”); (iii) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $16.00 per share and the $16.00 Share Price Milestone has not been previously achieved, then the $16.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $16.00 Vesting Event”); and (iv) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $18.00 per share and the $18.00 Share Price Milestone has not been previously achieved, then the $18.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $18.00 Vesting Event” and, collectively with the Earnout Strategic Transaction $12.00 Vesting Event, the Earnout Strategic Transaction $14.00 Vesting Event, and the Earnout Strategic Transaction $16.00 Vesting Event, the “Earnout Strategic Transaction Vesting Events”); provided, that if the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction includes non-cash consideration, the value of such consideration shall be determined in good faith by Surviving Pubco Board; provided, further that such Earnout Shares that are not deemed earned as of the consummation of such Earnout Strategic Transaction shall be cancelled for no consideration. In the event of the occurrence of a Earnout Strategic Transaction $12.00 Vesting Event, Earnout Strategic Transaction $14.00 Vesting Event, Earnout Strategic Transaction $16.00 Vesting Event or Earnout Strategic Transaction $18.00 Vesting Event, (x) the Surviving Company RCUs, the Surviving Pubco Class A RSRs and Surviving Pubco Class B RSRs corresponding to such vesting event shall automatically vest, (y) the Earnout Shares corresponding to such vesting event shall be issued or deemed to have been issued immediately prior to the consummation of the Earnout Strategic Transaction and (z) such Earnout Shares shall receive the same consideration per share as Surviving Pubco Class A Shares or Surviving Company Membership Interests, as applicable.
If Surviving Pubco shall, at any time or from time to time, after the date hereof effect a subdivision, stock split, stock dividend, reorganization, combination, recapitalization or similar transaction affecting the outstanding shares of Surviving Pubco, the number of Earnout Shares issuable pursuant to the vesting of the applicable Surviving Company RCUs, the Surviving Pubco Class A RSRs and Surviving Pubco Class B RSRs set forth in this Schedule A, and the stock price targets set forth in this Schedule A, shall be equitably adjusted for such subdivision, stock split, stock dividend, reorganization, combination, recapitalization or similar transaction. Any adjustment under this Section 5 shall become effective at the close of business on the date the subdivision, stock split, stock dividend, reorganization, combination, recapitalization or similar transaction becomes effective. For the avoidance of doubt, prior to the achievement of the applicable Share Price Milestone or Earnout Strategic Transaction Vesting Event, no Holder shall be entitled to any dividend, distribution or other payment of any kind with respect to any Earnout Shares, Surviving Company RCUs, Surviving Pubco Class A RSRs or Surviving Pubco Class B RSRs or the securities issuable upon the applicable vesting events.
6.
In the event that a Converted Option issued to an Earnout Optionholder remains unvested as of the date that the applicable Share Price Milestone Date or Earnout Strategic Transaction Vesting Event occurs (each, an “Unvested Earnout Optionholder”), then in lieu of issuing Surviving Pubco Class A Shares, Surviving Pubco shall instead issue, within five (5) Business Days following the later of (1) the occurrence of the applicable Share Price Milestone Date or Earnout Strategic Transaction Vesting Event and (2) Surviving Pubco’s filing of a Form S-8 Registration Statement, to each Unvested Earnout Optionholder, an award of restricted stock units with respect to a number of Surviving Pubco Class A Shares equal to such portion of the Earnout Shares that would have been issuable with respect to the unvested portion of the Converted Option had such portion of the Converted Option been vested (such number of restricted stock units being referred to as the “Earnout RSUs”). An Earnout Optionholder holding unvested Converted Options shall only be granted Earnout RSUs if such holder remains in continuous service to Surviving Pubco or the Surviving Company as of the applicable grant date. Such Earnout RSUs shall vest in accordance with the vesting schedule, and shall be subject to the same vesting conditions, as applied to the applicable unvested Converted Option. In the event that an Earnout Optionholder had more than one grant of Converted Options as of immediately prior to the Effective Time, the issuance of the Earnout Shares and Earnout RSUs shall be apportioned among each of such Converted Options as if each grant were held by a different person.

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7.
The following terms shall have the following meanings:

“Earnout Milestone” means collectively, the $12.00 Share Price Milestone, $14.00 Share Price Milestone, $16.00 Share Price Milestone and $18.00 Share Price Milestone.
“Earnout Optionholder” means each holder of Company Options as of immediately prior to the Effective Time.
“Earnout Participant” means (i) each holder of Participating Units immediately prior to the Effective Time (including any Company Common Units issuable upon conversion of any Company Series B Preferred Units that are Participating Units), other than a Blocker, (ii) each Blocker Owner and (iii) each Earnout Optionholder.
“Earnout Pro Rata Portion” means a fraction with respect to each Earnout Participant specified on the Allocation Statement, with such adjustments as may be made from time to time to give effect to: (a) following the Effective Time, any and all distributions of Per Company Participating Unit Merger Consideration previously made to the Earnout Participants under the Company LLCA in effect as of the Effective Time, including equitable adjustments as the Company may reasonably determine in its sole discretion from time to time; and (b) rounding as the Company may determine in its sole discretion; provided, however, that in no event shall the aggregate Earnout Pro Rata Portion exceed 100%.
“Earnout Shares” means (i) with respect to a holder of Surviving Company RCUs, the Surviving Company Membership Interests issuable pursuant to this Schedule A, (ii) with respect to a holder of Surviving Pubco Class A RSRs, the Surviving Pubco Class A Shares issuable pursuant to this Schedule A, (iii) with respect to a holder of Surviving Pubco Class B RSRs, the Surviving Pubco Class B Shares issuable pursuant to this Schedule A and (iv) with respect to an Earnout Optionholder, the Surviving Pubco Class A Shares issuable pursuant to this Schedule A.
“Earnout Strategic Transaction” means the occurrence in a single transaction or as a result of a series of related transactions, of a merger, consolidation, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction with respect to Surviving Pubco and its Subsidiaries, taken as a whole.
8.
All Earnout RSUs to be issued hereunder shall be issued under and pursuant to the terms and conditions of the Incentive Equity Plan and the Earnout RSU Share Reserve (as defined in the Incentive Equity Plan) thereunder, and for purposes of clarity shall not reduce the Share Reserve (as defined in the Incentive Equity Plan) under such Incentive Equity Plan.

9.
Notwithstanding any provision of this Agreement or any Ancillary Agreements, the Surviving Pubco shall be permitted to satisfy any withholding obligations with respect to the issuance of any Earnout Shares or Earnout RSUs to Earnout Optionholders through a “same day sale” process. Further, the parties acknowledge and agree that the receipt of Earnout Shares that may be issued to Earnout Optionholders is intended to be subject to a “substantial risk of forfeiture” for purposes of Section 409A of the Code and that the provisions herein regarding the issuance of such Earnout Shares shall be interpreted in such a manner such to be exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code, and will be issued to such holders no later than March 15 of the calendar year following the year in which the applicable Earnout Milestone is achieved.

10.
Notwithstanding anything to the contrary in this Schedule A or the Agreement to which this Schedule A is a part, before the Earnout Shares are issued in connection with an Earnout Milestone or in connection with an Earnout Strategic Transaction, the contingent right to receive the Earnout Shares:

(a)
does not provide the holders of such contingent right any rights of the holders of Surviving Pubco Shares, including no right to vote and no right to receive dividends;

(b)
does not bear interest in any form;

(c)
is not a “security” and is not assignable or transferable, except by operation of law, will or intestacy; and

(d)
is not represented by any form of certificate or instrument.

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Schedule 10.06
Surviving Pubco Board
Two (2) individuals shall be designated by HTP in its sole discretion to serve on the Surviving Pubco Board effective immediately upon the Closing (together, the “HTP Designees”), two (2) individuals shall be designated by Pacer Holdings in its sole discretion to serve on the Surviving Pubco Board effective immediately upon the Closing (together, the “Pacer Holdings Designees”) and all of the individuals to be designated to serve on the Surviving Pubco Board effective immediately upon the Closing who are not the HTP Designees or the Pacer Holdings Designees shall be designated by the Company in its sole discretion (collectively, the “Company Designees”).
Each HTP Designee, Pacer Holders Designee and Company Designee shall meet the director qualification and eligibility criteria of the Nominating and Corporate Governance Committee of the HTP Board; provided that, a number of Company Designees shall qualify as independent directors as determined the HTP Board such that a majority of the directors as of immediately following the Closing shall qualify as independent directors.
The Parties hereby agree that each of HTP and Pacer Holders shall be permitted (a) to designate one of the HTP Designees and Pacer Holdings Designees, as applicable, to initially serve on Class II of the Surviving Pubco Board and (b) to designate the other HTP Designee and Pacer Holdings Designee, as applicable, to initially serve on Class III of the Surviving Pubco Board, in each case of the foregoing, until the second and third annual meetings of stockholders following the adoption of the Surviving Pubco Certificate of Incorporation, respectively.

Annex A1
Execution Version
FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER
This First Amendment (this “Amendment”) to that certain Agreement and Plan of Merger, dated as of September 8, 2021, by and among Highland Transcend Partners I Corp., a Cayman Islands exempted Company (NYSE: HTPA.U) (“HTP”), Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of HTP (“Blocker Merger Sub I”), Picasso Merger Sub II, Inc., a Delaware limited liability company and wholly owned direct subsidiary of HTP (“Blocker Merger Sub II” and together with Blocker Merger Sub I, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of HTP (“Company Merger Sub”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker”, and together with Pacer Holdings and Pacer Corp. Blocker, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company (formerly known as Entourage Commerce, LLC, the “Company”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Holders (the “Holder Representative”) (such agreement, the “Merger Agreement”), is made and entered into as of October 21, 2021 by and among HTP, the Blocker Merger Subs, Company Merger Sub, the Blocker Parties, the Company and the Holder Representative (collectively referred to herein as the “Parties”). Capitalized terms in this Amendment that are used but not otherwise defined herein shall have the respective meanings given to them in the Merger Agreement.
RECITALS
WHEREAS, the Parties desire to amend the Merger Agreement; and
WHEREAS, Section 14.10 of the Merger Agreement provides that the Merger Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Amendment and the Merger Agreement, for other good and valuable consideration, the value, receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
AMENDMENTS
1.
Exhibit I to the Merger Agreement is hereby deleted and replaced in its entirety with the Exhibit A attached hereto.

2.
Exhibit J to the Merger Agreement is hereby deleted and replaced in its entirety with the Exhibit B attached hereto.

3.
Exhibit K to the Merger Agreement is hereby deleted and replaced in its entirety with the Exhibit C attached hereto.

4.
Schedule A to the Merger Agreement is hereby deleted and replaced in its entirety with the Exhibit D attached hereto.

5.
Except as expressly amended, modified and/or supplemented by this Amendment, all terms, conditions and provisions of the Merger Agreement are and will remain in full force and effect and, as hereby amended, are hereby ratified and confirmed by the parties to the Merger Agreement and this Amendment in all respects. Without limiting the generality of the foregoing, the amendments, modifications and/or supplements contained herein will not be construed as an amendment to or waiver of any other provision of the Merger Agreement or as a waiver of or consent to any further or future action on the part of any party to the Merger Agreement that would require the waiver or consent of any other

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party to the Merger Agreement. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference the Merger Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Merger Agreement and the other Ancillary Agreements will mean and be a reference to the Merger Agreement, as amended, modified and/or supplemented by this Amendment.
6.
In the event of any inconsistency or conflict between the terms and provisions of the Merger Agreement, on the one hand, and this Amendment, on the other hand, the terms and provisions of this Amendment shall govern and control.

7.
The provisions contained in Sections 12.01 (Termination), 12.02 (Effect of Termination), 14.02 (Waiver), 14.03 (Notices), 14.04 (Assignment), 14.05 (Rights of Third Parties), 14.06 (Expenses), 14.07 (Governing Law), 14.08 (Captions; Counterparts), 14.10 (Amendments), 14.12 (Severability), 14.13 (Jurisdiction; WAIVER OF TRIAL BY JURY), 14.14 (Enforcement), 14.15 (Non-Recourse) and 14.16 (Legal Representation) of the Merger Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

8.
A signed copy of this Amendment delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
HIGHLAND TRANSCEND PARTNERS I CORP.
By: Name: Title:
PICASSO MERGER SUB I, INC.
By: Name: Title:
PICASSO MERGER SUB II, LLC
By: Name: Title:
PICASSO MERGER SUB III, LLC
By: Name: Title:
[Signature Page to First Amendment to the Agreement and Plan of Merger]
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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
CARLYLE PARTNERS VII PACER HOLDINGS, L.P.
By: Name: Title:
CP VII PACER CORP.
By: Name: Title:
CP VII PACER EU L.P.
By: Name: Title:
[Signature Page to First Amendment to the Agreement and Plan of Merger]
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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
PACKABLE HOLDINGS, LLC
By: Name: Title:
[Signature Page to First Amendment to the Agreement and Plan of Merger]
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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
SHAREHOLDER REPRESENTATIVE SERVICES LLC
By: Name: Title:
[Signature Page to First Amendment to the Agreement and Plan of Merger]
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Exhibit A
Form of Surviving Company A&R LLCA
[See attached]

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Exhibit B
Form of Tax Receivable Agreement
[See attached]

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Exhibit C
Form of Exchange Agreement
[See attached]

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Exhibit D
Schedule A
Earnout
This Schedule A sets forth the terms for the calculation of the number (if any) of Earnout Shares to be issued. Terms used but not defined in this Schedule A shall have the meanings given to such terms in the Agreement to which this Schedule A is a part.
1.
$12.00 Share Price Milestone. The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $12.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$12.00 Share Price Milestone,” and the date of such occurrence is referred to herein as the “$12.00 Share Price Milestone Date”. Upon the occurrence of the $12.00 Share Price Milestone, (i) all Series 1 RCUs, Surviving Pubco Class A Series 1 RSRs and Surviving Pubco Class B Series 1 RSRs shall automatically vest, and as promptly as reasonably practicable following the $12.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 1 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 1 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 1 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.

2.
$14.00 Share Price Milestone. The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $14.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$14.00 Share Price Milestone,” and the date of such occurrence is referred to herein as the “$14.00 Share Price Milestone Date”. Upon the occurrence of the $14.00 Share Price Milestone, (i) all Series 2 RCUs, Surviving Pubco Class A Series 2 RSRs and Surviving Pubco Class B Series 2 RSRs shall automatically vest, and, as promptly as reasonably practicable following the $14.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 2 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 2 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 2 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount).

3.
$16.00 Share Price Milestone. The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $16.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$16.00 Share Price Milestone,” and the date of such occurrence is referred to herein as the “$16.00 Share Price Milestone Date”. Upon the occurrence of the $16.00 Share Price Milestone, (i) all Series 3 RCUs, Surviving Pubco Class A Series 3 RSRs and Surviving Pubco Class B Series 3 RSRs shall automatically vest, and, as promptly as reasonably practicable following the $16.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 3 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 3 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 3 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.

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4.
$18.00 Share Price Milestone. The first time that the closing share price of Surviving Pubco Class A Shares equals or exceeds $18.00 per share for any 20 Trading Days within any consecutive 30-Trading Day period commencing on or after the Closing Date and ending on or prior to the five (5)-year anniversary of the Closing Date is referred to herein as the “$18.00 Share Price Milestone,” and, collectively, the $12.00 Share Price Milestone, the $14.00 Share Price Milestone, the $16.00 Share Price Milestone and the $18.00 Share Price Milestone, shall be referred to as the “Share Price Milestones”, and the date of such occurrence is referred to herein as the “$18.00 Share Price Milestone Date” (and, collectively, the $12.00 Share Price Milestone Date, the $14.00 Share Price Milestone Date, the $16.00 Share Price Milestone Date and the $18.00 Share Price Milestone Date, shall be referred to as the “Share Price Milestone Dates”). Upon the occurrence of the $18.00 Share Price Milestone, (i) all Series 4 RCUs, Surviving Pubco Class A Series 4 RSRs and Surviving Pubco Class B Series 4 RSRs shall automatically vest, and, as promptly as reasonably practicable following the $18.00 Share Price Milestone Date, (a) the Surviving Company shall settle each issued and outstanding Series 4 RCU by issuing to the holder thereof one (1) Surviving Company Membership Unit, (b) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class B Series 4 RSR by issuing to the holder thereof one (1) Surviving Pubco Class B Share, and (C) the Surviving Pubco shall settle each issued and outstanding Surviving Pubco Class A Series 4 RSR by issuing to the holder thereof one (1) Surviving Pubco Class A Share and (ii) the Surviving Pubco shall issue to each Earnout Optionholder a number of Surviving Pubco Class A Shares and/or Earnout RSUs (as applicable) equal to such Earnout Optionholder’s Earnout Series Amount.

5.
Upon the five (5)-year anniversary of the Closing Date (the “Earnout Expiration Date”):

(a)
if the $12.00 Share Price Milestone has not been achieved, none of the Series 1 RCUs, Surviving Pubco Class A Series 1 RSRs or Surviving Pubco Class B Series 1 RSRs shall vest, and the contingent rights underlying each Series 1 RCU, each Surviving Pubco Class A Series 1 RSR and each Surviving Pubco Class B Series 1 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration;

(b)
if the $14.00 Share Price Milestone has not been achieved, none of the Series 2 RCUs, Surviving Pubco Class A Series 2 RSRs or Surviving Pubco Class B Series 2 RSRs shall vest and the contingent rights underlying each Series 2 RCU, each Surviving Pubco Class A Series 2 RSR and each Surviving Pubco Class B Series 2 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration;

(c)
if the $16.00 Share Price Milestone has not been achieved, none of the Series 3 RCUs, Surviving Pubco Class A Series 3 RSRs or Surviving Pubco Class B Series 3 RSRs shall vest and the contingent rights underlying each Series 3 RCU, each Surviving Pubco Class A Series 3 RSR and each Surviving Pubco Class B Series 3 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration; and

(d)
if the $18.00 Share Price Milestone has not been achieved, none of the Series 4 RCUs, Surviving Pubco Class A Series 4 RSRs or Surviving Pubco Class B Series 4 RSRs shall vest and the contingent rights underlying each Series 4 RCU, each Surviving Pubco Class A Series 4 RSR and each Surviving Pubco Class B Series 4 RSR or with respect to any Company Options or Blocker Owner shall be forfeited and cancelled for no consideration.

In the event that after the Closing and prior to the five (5)-year anniversary of the Closing Date, an Earnout Strategic Transaction is consummated, then (i) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $12.00 per share and the $12.00 Share Price Milestone has not been previously achieved, then the $12.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $12.00 Vesting Event”); (ii) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $14.00 per share and the $14.00 Share Price Milestone has not been previously achieved, then the $14.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $14.00 Vesting Event”); (iii) if the per share value of the consideration to be received by the holders of

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Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $16.00 per share and the $16.00 Share Price Milestone has not been previously achieved, then the $16.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $16.00 Vesting Event”); and (iv) if the per share value of the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction equals or exceeds $18.00 per share and the $18.00 Share Price Milestone has not been previously achieved, then the $18.00 Share Price Milestone shall be deemed to have been achieved (an “Earnout Strategic Transaction $18.00 Vesting Event” and, collectively with the Earnout Strategic Transaction $12.00 Vesting Event, the Earnout Strategic Transaction $14.00 Vesting Event, and the Earnout Strategic Transaction $16.00 Vesting Event, the “Earnout Strategic Transaction Vesting Events”); provided, that if the consideration to be received by the holders of Surviving Pubco Class A Shares in such Earnout Strategic Transaction includes non-cash consideration, the value of such consideration shall be determined in good faith by Surviving Pubco Board; provided, further that such Earnout Shares that are not deemed earned as of the consummation of such Earnout Strategic Transaction shall be cancelled for no consideration. In the event of the occurrence of a Earnout Strategic Transaction $12.00 Vesting Event, Earnout Strategic Transaction $14.00 Vesting Event, Earnout Strategic Transaction $16.00 Vesting Event or Earnout Strategic Transaction $18.00 Vesting Event, (x) the Surviving Company RCUs, the Surviving Pubco Class A RSRs and Surviving Pubco Class B RSRs corresponding to such vesting event shall automatically vest, (y) the Earnout Shares corresponding to such vesting event shall be issued or deemed to have been issued immediately prior to the consummation of the Earnout Strategic Transaction and (z) such Earnout Shares shall receive the same consideration per share as Surviving Pubco Class A Shares or Surviving Company Membership Interests, as applicable.
If Surviving Pubco shall, at any time or from time to time, after the date hereof effect a subdivision, stock split, stock dividend, reorganization, combination, recapitalization or similar transaction affecting the outstanding shares of Surviving Pubco, the number of Earnout Shares issuable pursuant to the vesting of the applicable Surviving Company RCUs, the Surviving Pubco Class A RSRs and Surviving Pubco Class B RSRs set forth in this Schedule A, and the stock price targets set forth in this Schedule A, shall be equitably adjusted for such subdivision, stock split, stock dividend, reorganization, combination, recapitalization or similar transaction. Any adjustment under this Section 5 shall become effective at the close of business on the date the subdivision, stock split, stock dividend, reorganization, combination, recapitalization or similar transaction becomes effective. For the avoidance of doubt, prior to the achievement of the applicable Share Price Milestone or Earnout Strategic Transaction Vesting Event, no Holder shall be entitled to any dividend, distribution or other payment of any kind with respect to any Earnout Shares, Surviving Company RCUs, Surviving Pubco Class A RSRs or Surviving Pubco Class B RSRs or the securities issuable upon the applicable vesting events.
6.
In the event that a Converted Option issued to an Earnout Optionholder remains unvested as of the date that the applicable Share Price Milestone Date or Earnout Strategic Transaction Vesting Event occurs (each, an “Unvested Earnout Optionholder”), then in lieu of issuing Surviving Pubco Class A Shares, Surviving Pubco shall instead issue, within five (5) Business Days following the later of (1) the occurrence of the applicable Share Price Milestone Date or Earnout Strategic Transaction Vesting Event and (2) Surviving Pubco’s filing of a Form S-8 Registration Statement, to each Unvested Earnout Optionholder, an award of restricted stock units with respect to a number of Surviving Pubco Class A Shares equal to such portion of the Earnout Shares that would have been issuable with respect to the unvested portion of the Converted Option had such portion of the Converted Option been vested (such number of restricted stock units being referred to as the “Earnout RSUs”). An Earnout Optionholder holding unvested Converted Options shall only be granted Earnout RSUs if such holder remains in continuous service to Surviving Pubco or the Surviving Company as of the applicable grant date. Such Earnout RSUs shall vest in accordance with the vesting schedule, and shall be subject to the same vesting conditions, as applied to the applicable unvested Converted Option. In the event that an Earnout Optionholder had more than one grant of Converted Options as of immediately prior to the Effective Time, the issuance of the Earnout Shares and Earnout RSUs shall be apportioned among each of such Converted Options as if each grant were held by a different person.

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7.
The following terms shall have the following meanings:

“Earnout Milestone” means collectively, the $12.00 Share Price Milestone, $14.00 Share Price Milestone, $16.00 Share Price Milestone and $18.00 Share Price Milestone.
“Earnout Optionholder” means each holder of Company Options as of immediately prior to the Effective Time.
“Earnout Participant” means (i) each holder of Participating Units immediately prior to the Effective Time (including any Company Common Units issuable upon conversion of any Company Series B Preferred Units that are Participating Units), other than a Blocker, (ii) each Blocker Owner and (iii) each Earnout Optionholder.
“Earnout Pro Rata Portion” means a fraction with respect to each Earnout Participant specified on the Allocation Statement, with such adjustments as may be made from time to time to give effect to: (a) following the Effective Time, any and all distributions of Per Company Participating Unit Merger Consideration previously made to the Earnout Participants under the Company LLCA in effect as of the Effective Time, including equitable adjustments as the Company may reasonably determine in its sole discretion from time to time; and (b) rounding as the Company may determine in its sole discretion; provided, however, that in no event shall the aggregate Earnout Pro Rata Portion exceed 100%.
“Earnout Shares” means (i) with respect to a holder of Surviving Company RCUs, the Surviving Company Membership Interests issuable pursuant to this Schedule A, (ii) with respect to a holder of Surviving Pubco Class A RSRs, the Surviving Pubco Class A Shares issuable pursuant to this Schedule A, (iii) with respect to a holder of Surviving Pubco Class B RSRs, the Surviving Pubco Class B Shares issuable pursuant to this Schedule A and (iv) with respect to an Earnout Optionholder, the Surviving Pubco Class A Shares issuable pursuant to this Schedule A.
“Earnout Strategic Transaction” means the occurrence in a single transaction or as a result of a series of related transactions, of a merger, consolidation, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction with respect to Surviving Pubco and its Subsidiaries, taken as a whole.
8.
All Earnout RSUs to be issued hereunder shall be issued under and pursuant to the terms and conditions of the Incentive Equity Plan and the Earnout RSU Share Reserve (as defined in the Incentive Equity Plan) thereunder, and for purposes of clarity shall not reduce the Share Reserve (as defined in the Incentive Equity Plan) under such Incentive Equity Plan.

9.
Notwithstanding any provision of this Agreement or any Ancillary Agreements, the Surviving Pubco shall be permitted to satisfy any withholding obligations with respect to the issuance of any Earnout Shares or Earnout RSUs to Earnout Optionholders through a “same day sale” process. Further, the parties acknowledge and agree that the receipt of Earnout Shares that may be issued to Earnout Optionholders is intended to be subject to a “substantial risk of forfeiture” for purposes of Section 409A of the Code and that the provisions herein regarding the issuance of such Earnout Shares shall be interpreted in such a manner such to be exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code, and will be issued to such holders no later than March 15 of the calendar year following the year in which the applicable Earnout Milestone is achieved.

10.
Notwithstanding anything to the contrary in this Schedule A or the Agreement to which this Schedule A is a part, before the Earnout Shares are issued in connection with an Earnout Milestone or in connection with an Earnout Strategic Transaction, the contingent right to receive the Earnout Shares:

(a)
does not provide the holders of such contingent right any rights of the holders of Surviving Pubco Shares, including no right to vote and no right to receive dividends;

(b)
does not bear interest in any form;

(c)
is not a “security” and is not assignable or transferable, except by operation of law, will or intestacy; and

(d)
is not represented by any form of certificate or instrument.

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ANNEX A2
Execution Version
SECOND AMENDMENT TO
AGREEMENT AND PLAN OF MERGER
This Second Amendment (this “Amendment”) to that certain Agreement and Plan of Merger, dated as of September 8, 2021, by and among Highland Transcend Partners I Corp., a Cayman Islands exempted Company (NYSE: HTPA.U) (“HTP”), Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of HTP (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of HTP (“Blocker Merger Sub II” and together with Blocker Merger Sub I, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of HTP (“Company Merger Sub”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker”, and together with Pacer Corp. Blocker, the “Blockers” and together with Pacer Holdings, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company (formerly known as Entourage Commerce, LLC, the “Company”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Holders (the “Holder Representative”) (such agreement, the “Merger Agreement” and, as so amended by that certain First Amendment thereto, dated as of October 21, 2021, by and among the parties thereto (the “First Amendment”), the “Amended Merger Agreement”), is made and entered into as of January 21, 2022 by and among HTP, the Blocker Merger Subs, Company Merger Sub, Picasso Merger Sub IV, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of HTP (“GPI Blocker Merger Sub”), the Blocker Parties, GPI Capital Gemini HoldCo LP, a Delaware limited partnership (“GPI Blocker Owner”), GPI Capital Gemini LLC, a Delaware limited liability company (“GPI Blocker” and, together with GPI Blocker Owner, the “GPI Parties”), the Company, and the Holder Representative (collectively referred to herein as the “Parties”). Capitalized terms in this Amendment that are used but not otherwise defined herein shall have the respective meanings given to them in the Amended Merger Agreement.
RECITALS
WHEREAS, the parties to the First Amendment amended the Merger Agreement on October 21, 2021, and the Parties desire to further amend the Merger Agreement; and
WHEREAS, Section 14.10 of the Merger Agreement provides that the Merger Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Amendment and the Merger Agreement, for other good and valuable consideration, the value, receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
AMENDMENTS
1.
Parties. Each of GPI Blocker Merger Sub, GPI Blocker Owner and GPI Blocker is hereby added as a party to the Amended Merger Agreement and shall be bound by the Amended Merger Agreement as if an original party thereto. Accordingly, from and after the date of this Amendment, references to “Party” or “Parties” in the Amended Agreement shall include each of GPI Blocker Merger Sub, GPI Blocker Owner and GPI Blocker and references to “Blocker Merger Subs” shall include GPI Blocker Merger Sub.

2.
Recitals. The following recitals to the Amended Merger Agreement are hereby amended as follows:

a.
the sixth recital to the Amended Merger Agreement is hereby amended and restated in its entirety as follows:

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WHEREAS, on the Closing Date, upon the terms and subject to the conditions of this Agreement, at the Blocker Mergers Effective Time (as defined below), simultaneously (i) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker as the surviving corporation and wholly owned Subsidiary of Surviving Pubco (the “First Blocker Merger”), (ii) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker (following its conversion to a Delaware limited liability company), with Pacer L.P. Blocker as the surviving company and wholly owned Subsidiary of Surviving Pubco (the “Second Blocker Merger”), and (iii) GPI Blocker Merger Sub will merge with and into GPI Blocker, with GPI Blocker as the surviving company and wholly owned Subsidiary of Surviving Pubco (the “Third Blocker Merger” and together with the First Blocker Merger and Second Blocker Merger, the “Blocker Mergers”), and immediately thereafter, at the HTP Mergers Effective Time, simultaneously (i) Pacer Corp. Blocker will merge with and into Surviving Pubco, with Surviving Pubco as the surviving company (the “First HTP Merger”), (ii) Pacer L.P. Blocker will merge with and into Surviving Pubco, with Surviving Pubco as the surviving company (the “Second HTP Merger”), and (iii) GPI Blocker will merge with and into Surviving Pubco, with Surviving Pubco as the Surviving Company (the “Third HTP Merger” and together with the First HTP Merger and the Second HTP Merger, the “HTP Mergers”);
b.
the seventh recital to the Amended Merger Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, for U.S. federal (and, as applicable, state and local) income Tax purposes, the Parties intend that the Domestication will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and that this Agreement be adopted as a “plan of reorganization” with respect thereto for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder;
c.
the ninth recital to the Amended Merger Agreement is hereby amended to add “, the GPI Parties” immediately after “Blocker Parties”.

3.
Definitions.

a.
In addition, Section 1.01 of the Amended Merger Agreement is hereby amended to add each of the following definitions in alphabetical order:

i.
“GPI Blocker Equity Interests” means, with respect to GPI Blocker, the issued and outstanding equity interests or limited liability company units, as applicable, in GPI Blocker immediately prior to the Blocker Mergers Effective Time.

ii.
“GPI Blocker Owner” means GPI Capital Gemini HoldCo LP, a Delaware limited partnership.

iii.
“GPI Parties” shall mean GPI Blocker Owner and GPI Blocker.

iv.
“Outstanding Warrant” means any outstanding warrant to purchase Company Units issued pursuant to the Warrant to Purchase Common Units of the Company, issued on July 24, 2020 (the “Company Warrant Agreement”).

v.
“Total GPI Blocker Equity Consideration” means, with respect to the GPI Blocker, a number of Surviving Pubco Class A Shares equal to (a)(I) the number of Company Common Units issuable to GPI Blocker upon exercise of the Outstanding Warrant in full immediately prior to the Effective Time pursuant to Section 4.3 of the Company Warrant Agreement (on a cash settlement basis, as opposed to “net settlement”), as if such Outstanding Warrant was exercised or settled in full upon payment of the full cash exercise price, multiplied by (II) the quotient of (i) (A) an amount equal to the Participating Merger Consideration, divided by (B) the HTP Stock Value, divided by (C) the Participating Unit Number, plus (b) the quotient of (1) (x) GPI Blocker’s cash and cash equivalents, if any, minus (y) GPI Blocker’s Indebtedness, if any, minus (z) the aggregate

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exercise price of the Outstanding Warrant, divided by (2) the HTP Stock Value. For the avoidance of doubt, the foregoing clause (b) may be a negative number.
b.
The definition of “Company Option” in Section 1.01 of the Amended Merger Agreement is hereby amended and restated in its entirety as follows:

“Company Option” means each outstanding option to purchase Company Units granted or otherwise issued pursuant to the Company Equity Plan, in each case of the foregoing clause of this definition, whether vested or unvested, that is outstanding immediately prior to the Effective Time.
c.
The definition of “Issued Surviving Company Units” in Section 1.01 of the Amended Merger Agreement is hereby amended and restated in its entirety as follows:

“Issued Surviving Company Units” means the number of Acquired Surviving Company Units minus the number of Acquired Surviving Company Units held by HTP that are attributable to the Company Units held by the Blockers immediately prior to the Blocker Mergers (after giving effect to the Pre-Closing Blocker Reorganization)minus the number of Acquired Surviving Company Units held by HTP that are attributable to the Company Units issuable to the GPI Blocker immediately prior to the Third Blocker Merger.
4.
The Mergers. The following provisions of Section 3.01 of the Amended Merger Agreement are hereby amended as follows:

a.
Section 3.01(b) of the Amended Merger Agreement is hereby amended to delete “and together with the Surviving Pacer Corp. Blocker, the “Surviving Blockers”“, and the definition of “Surviving Blockers” set forth in Section 1.01 of the Amended Merger Agreement is hereby amended and restated in its entirety as follows: “Surviving Blockers” has the meaning specified in Section 3.01(f).

b.
The following shall be added as a new Section 3.01(f) to the Amended Merger Agreement:

The Third Blocker Merger. Upon the terms and subject to the conditions set forth herein, and in accordance with the LLC Act, at the Blocker Mergers Effective Time, simultaneous with the First Blocker Merger and the Second Blocker Merger, GPI Blocker Merger Sub shall be merged with and into the GPI Blocker. As a result of the Third Blocker Merger, the separate limited liability company existence of GPI Blocker Merger Sub shall cease, and GPI Blocker shall continue as the surviving company and as a wholly owned subsidiary of Surviving Pubco(sometimes referred to, in such capacity, as the “Surviving GPI Blocker” and together with the Surviving Pacer Corp. Blocker and the Surviving Pacer L.P. Blocker, the “Surviving Blockers”). The Third Blocker Merger shall be evidenced by a Certificate of Merger between GPI Blocker Merger Sub and GPI Blocker in substantially the form of Annex P (“Certificate of Merger VI”).
c.
The following shall be added as a new Section 3.01(g) to the Amended Merger Agreement:

The Third HTP Merger. Upon the terms and subject to the conditions set forth herein, and in accordance with the DGCL, immediately after the Blocker Mergers, at the HTP Mergers Effective Time, the Surviving GPI Blocker shall be merged with and into Surviving Pubco. As a result of the Third HTP Merger, the separate limited liability company existence of the Surviving GPI Blocker, shall cease, and Surviving HTP shall continue as the surviving company. The Third HTP Merger shall be evidenced by a Certificate of Merger between Surviving GPI Blocker and HTP in substantially the form of Annex Q (“Certificate of Merger VII”).
d.
Section 3.01(e) of the Amended Merger Agreement shall be amended to delete the third “and” in the last sentence thereof and to add “, Certificate of Merger VI, and Certificate of Merger VII” immediately after “Certificate of Merger IV,”.

5.
Effect of the Mergers. Section 3.02(a) of the Amended Merger Agreement is hereby amended to replace “and” immediately before “(ii)” with “,” and to add the following immediately after “as

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provided under the LLCA Act”: “and (iii) Surviving GPI Blocker shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of GPI Blocker Merger Sub and GPI Blocker, as provided under the LLC Act.”
6.
Certificates of Formation and Limited Liability Agreements of the Surviving Blockers, Surviving Pubco and the Surviving Company. The first sentence of Section 3.04 of the Amended Merger Agreement is hereby amended to add “and GPI Blocker Merger Sub” immediately after “Blocker Merger Sub II” and to add “and Surviving GPI Blocker” immediately after “Surviving Pacer L.P. Blocker”.

7.
The Blocker Mergers. Section 4.01 of the Amended Merger Agreement is hereby amended in its entirety as follows:

(a)
Blocker Merger Sub Interests. At the Blocker Mergers Effective Time, by virtue of the Blocker Mergers and without any action on the part of any Party, each equity interest of each Blocker Merger Sub, respectively, that is issued and outstanding immediately prior to the Blocker Mergers Effective Time shall cease to be outstanding and shall be converted into one validly issued equity interest and limited liability company unit of Surviving Pacer Corp. Blocker, Surviving Pacer L.P. Blocker and Surviving GPI Blocker, as applicable, respectively, and shall constitute the total amount of issued and outstanding equity interests or limited partnership interests of Surviving Pacer Corp. Blocker, Surviving Pacer L.P. Blocker and Surviving GPI Blocker, as applicable, respectively, as of immediately following the Blocker Mergers Effective Time. No holder of equity interests or limited partnership interests in any of the Blocker Merger Subs, when so converted, shall have any further rights with respect thereto.

(b)
Blocker Equity Interests. At the Blocker Mergers Effective Time, by virtue of the First Blocker Merger and the Second Blocker Merger and without any action on the part of the HTP Parties, or any Blocker Owner, each Blocker Equity Interest that is issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become the right to receive the Per Blocker Equity Interest Merger Consideration applicable to such Blocker. As of the Effective Time, all such Blocker Equity Interests shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each Blocker Owner shall thereafter cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 4.01.

(c)
GPI Blocker Equity Interests. At the Blocker Mergers Effective Time, by virtue of the Third Blocker Merger and without any action on the part of the HTP Parties, or the GPI Blocker Owner, all GPI Blocker Equity Interests that are issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become the right to receive the Total GPI Blocker Consideration. As of the Effective Time, all such GPI Blocker Equity Interests shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and GPI Blocker Owner shall thereafter cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 4.01(c).

8.
HTP Mergers. The first sentence of Section 4.02 of the Amended Merger Agreement is hereby amended to add “or GPI Blocker Equity Interests, as applicable” immediately after “Blocker Equity Interests”. The second sentence of Section 4.02 of the Amended Merger Agreement is hereby amended to add “, as applicable,” immediately following “Company Units”.

9.
Earnout. The Amended Merger Agreement shall be amended as follows to permit GPI Blocker Owner to participate in the issuance of certain Earnout Shares in accordance with the Amended Merger Agreement:

a.
Section 4.04(a) of the Amended Merger Agreement is hereby amended to add “or GPI Blocker Owner” immediately after each instance of “Blocker Owner(s)”.

b.
Schedule A (Earnout) to the Amended Merger Agreement is hereby amended to (a) add “or GPI Blocker Owner” immediately after each instance of “or Blocker Owner”, (b) add “and GPI

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Blocker Owner” immediately after “each Blocker Owner” and (c) add “or GPI Blocker” immediately after “a Blocker”.
10.
Company Options. Section 4.05(c) of the Amended Merger Agreement is hereby amended in its entirety as follows:

Notwithstanding the foregoing, the Company Warrant shall be cancelled immediately prior to the Blocker Mergers Effective Time, by virtue of the Third Blocker Merger and without any action on the part of the HTP Parties, or the GPI Blocker Owner.
11.
Equity Interests Held in Treasury or Owned. Section 4.06(a) of the Amended Merger Agreement is hereby amended to add “or GPI Blocker” immediately after each instance of “Blocker” (but not including any references to Blocker Mergers Effective Time).

12.
Allocation Statement. Section 4.08 of the Amended Merger Agreement is hereby amended as follows:

a.
Section 4.08(b)(i) of the Amended Merger Agreement is hereby amended to add “or GPI Blocker Owner’s” immediately after “Blocker Owner’s” and to add “or GPI Blocker” immediately after “applicable Blocker”.

b.
Section 4.08(b)(ii) of the Amended Merger Agreement is hereby amended to add the following immediately after “each Blocker”: “and the Total GPI Blocker Consideration payable as of Effective Time with respect to the GPI Blocker”.

c.
The last sentence of Section 4.08 of the Amended Merger Agreement is hereby amended to add “or GPI Blocker Owner” immediately after each instance of “Blocker Owner”.

13.
Payment; Letter of Transmittal. Section 4.09 of the Amended Merger Agreement is hereby amended as follows:

a.
Section 4.09(a) of the Amended Merger Agreement is hereby amended to add “and Total GPI Blocker Consideration” immediately after “total Per Blocker Equity Interest Merger Consideration”.

b.
The first sentence of Section 4.09(b) of the Amended Merger Agreement is hereby amended and restated in its entirety as follows:

“As soon as reasonably practicable following the date that the Registration Statement shall have been declared effective by the SEC, the Company or the Exchange Agent shall mail or otherwise deliver to each Holder a Letter of Transmittal, which shall specify, among other things, that delivery shall be effected, and risk of loss and title to the Company Units shall pass to the Exchange Agent, upon delivery of the Letter of Transmittal, a counterpart signature to the Surviving Company A&R LLCA (“LLCA Counterpart”), a counterpart signature to the Tax Receivable Agreement (“TRA Counterpart”) and a joinder to the Exchange Agreement (“Exchange Agreement Joinder” and together with the TRA Counterpart, the LLCA Counterpart and the Letter of Transmittal, the “Exchange Documents”) subject to and upon the Effective Time.”
c.
Sections 4.09(b) and 4.09(c) of the Amended Merger Agreement are hereby amended to add “and GPI Blocker Owner” immediately after each instance of “Blocker Owners”.

d.
The last sentence of Section 4.09(c) of the Amended Merger Agreement is hereby amended to add “, GPI Blocker, GPI Blocker Owner” immediately after “, Blocker”.

e.
Clause (v) of Section 4.10(a) of the Amended Merger Agreement is hereby amended to add “to each Blocker Owner, the GPI Blocker Owner and to Surviving Pubco,” at the beginning of such clause.

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f.
Section 4.13 shall apply to GPI Blocker and GPI Blocker Owner, and GPI Blocker and GPI Blocker Owner shall abide by all of the covenants of the Blockers and the Blocker Owners set forth in Section 4.13 of the Amended Merger Agreement, mutatis mutandis.

14.
Representations and Warranties of the GPI Parties.

a.
Except as set forth in the applicable section of the GPI Disclosure Schedules (as defined below), the GPI Parties hereby severally, and not jointly, make the representations and warranties of the Blocker Parties set forth in Article 5 of the Amended Merger Agreement, mutatis mutandis, to the HTP Parties and the Company (the “GPI Representations”); provided that, all references to the Pre-Closing Blocker Reorganization shall be disregarded. Sections 5.10, 6.26, 7.21 and 7.22 of the Amended Merger Agreement shall apply with respect to the GPI Parties and the GPI Representations, mutatis mutandis. “GPI Disclosure Schedule” means the confidential disclosure schedules delivered by the GPI Partiesto HTP and the Company concurrently with the execution and delivery of this Amendment.

b.
Each GPI Party hereby acknowledges and agrees that upon consummation of the Transactions pursuant to the terms of the Amended Merger Agreement, the Company Warrant Agreement shall be terminated in all respects pursuant to its terms.

c.
Each GPI Party further agrees that the GPI Blocker Owner shall become a party to, and subject to the terms and restrictions of, the Amended and Restated Registration Rights Agreement for all purposes thereof, including by being subject to the terms of Section 3.6 of the Amended and Restated Registration Rights Agreement; provided that, the Parties acknowledge and agree that any Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) held by the GPI Blocker Owner were not issued to such holders as holders of Company Series B Preferred Units.

d.
Each GPI Party hereby acknowledges and agrees that the obligations of the Company and the HTP Parties set forth in Section 4.05(c) of the Amended Merger Agreement with respect to the rights of the holder of the Company Warrant, including under the Company Warrant Agreement, electing to cause the Company Warrant to be settled by an exchange of the equity of a blocker entity of such holder in accordance with Section 7.2 of the Company Warrant Agreement have been satisfied in all respects, subject to the rights of the GPI Parties pursuant to the Amended Merger Agreement.

15.
Capitalization. The third sentence of Section 6.06(a) of the Amended Merger Agreement is hereby amended to add “other than the Outstanding Warrant” immediately after “Each Company Option”.

16.
Covenants of the GPI Parties.

a.
Except as set forth in the applicable section of the GPI Disclosure Schedules, GPI Blocker shall abide by all of the covenants of the Blockers and the Blocker Parties set forth in Article 8 of the Amended Merger Agreement, mutatis mutandis; provided that, all references to the Pre-Closing Blocker Reorganization shall be disregarded.

b.
Each GPI Party hereby provides the waiver provided by the Company to HTP set forth in Section 8.04 of the Amended Merger Agreement, mutatis mutandis.

c.
During the Interim Period, GPI Blocker Owner shall not, without HTP’s and the Company’s prior written consent, (i) make or attempt to make any Transfer (as defined in the Company Voting and Support Agreement) of the Outstanding Warrant or (ii) exercise the Outstanding Warrant pursuant to Section 2 of the Company Warrant Agreement.

d.
The GPI Parties shall abide by all of the covenants of an Equityholder set forth in Section 1(h) and Section 1(i) of the Company Voting and Support Agreement, mutatis mutandis.

17.
Closing Deliverables. At or prior to the Closing, GPI Blocker shall deliver or cause to be delivered:

a.
to HTP, duly executed counterparts of the Amended and Restated Registration Rights Agreement;

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b.
to HTP, (x) a properly completed IRS Form W-9 duly executed by the GPI Blocker Owner or (y) a certificate, duly executed and acknowledged by the GPI Blocker, satisfying the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that the GPI Blocker is not, and has not been within the applicable period set forth in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code and an accompanying notice satisfying the requirements of Treasury Regulations Section 1.897-2(h);

c.
to HTP, all certificates, if any, representing GPI Blocker Equity Interests;

d.
to HTP, a certificate signed by an authorized person of GPI Blocker, dated the Closing Date, certifying that (i) each of the GPI Representations (without giving effect to any materiality or similar qualifications therein) shall be true and correct in all material respects as of the Closing Date, as if made anew as of that time (except to the extent that any such representation and warranty speaks expressly as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and (ii) each of the covenants of the GPI Blockers to be performed under the Amended Merger Agreement and hereunder as of or prior to the Closing shall have been performed in all material respects (such certificate pursuant to clauses (i) and (ii), the “GPI Closing Certificate”); and

e.
to HTP, evidence of the written consents executed by all of the members or stockholders, as applicable, of the GPI Blocker evidencing (i) the adoption and approval of this Amendment and the Amended Merger Agreement, the GPI Blocker’s Blocker Merger and the other Transactions, (ii) the appointment of the Holder Representative as the initial Holder Representative under the Amended Merger Agreement as amended by this Amendment, and (iii) the adoption and approval of all agreements and documentation required to be entered into by or delivered by such Blocker in connection with the obligations of the GPI Blocker under this Amendment or the Amended Merger Agreement or the other Transactions.

18.
Tax Matters.

a.
The last sentence of Section 7.19(a) of the Amended Merger Agreement is hereby amended in its entirety as follows:

Each Blocker Merger Sub will be treated as a corporation for U.S. federal income tax purposes on the Closing Date.
b.
Section 10.03(a) of the Amended Merger Agreement is hereby amended and restated in its entirety as follows:

(a)
The Parties intend that for U.S. federal (and, as applicable, state and local) income Tax purposes: (i) the Domestication be treated as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and that this Agreement be adopted as a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder with respect thereto, (ii) the Surviving Company is a continuation of the Company and (iii) the receipt by Surviving Pubco of the Issued Surviving Company Units in the Company Merger be treated as in exchange for Surviving Pubco’s contribution of the Primary Capital to the Surviving Company in a contribution governed by Section 721 of the Code (clauses (i) through (iii), the “Intended Tax Treatment”). The Parties agree to use the interim closing method under Section 706 of the Code and the Treasury Regulations promulgated thereunder to allocate income, gain, loss, deduction or any other items of the Company between Surviving Pubco and the Holders for the taxable period that includes the Closing Date.

c.
Each of Sections 10.03(f) and (j) of the Amended Merger Agreement is hereby amended to add “, the GPI Blocker” immediately after each instance of “the Blockers”.

d.
Section 10.03(j) of the Amended Merger Agreement is hereby further amended to add “and the GPI Blocker Owner” immediately after “the Blocker Owners”.

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19.
Closing Conditions to the Third Blocker Merger.

a.
The obligations of the HTP Parties to consummate, or cause to be consummated, the Third Blocker Merger pursuant to this Amendment and the Amended Merger Agreement is subject to the satisfaction of the following condition, which may be waived in writing by the HTP Parties:

i.
Covenants. Each of the covenants of the GPI Parties to be performed pursuant to this Amendment and the Amended Merger Agreement as of or prior to the Closing shall have been performed in all material respects.

b.
The obligations of the GPI Parties to consummate the Third Blocker Merger pursuant to this Amendment and the Amended Merger Agreement is subject to the satisfaction of the conditions set forth in Sections 11.01 and 11.03 of the Amended Merger Agreement, any one or more of which may be waived in writing by the GPI Parties.

c.
All conditions to the obligations of Parties to proceed with consummation of the Third Blocker Merger under this Amendment and the Amended Merger Agreement will be deemed to have been fully and completely satisfied or waived for all purposes if consummation of the Third Blocker Merger occurs.

20.
Annexes. Pursuant to this Amendment:

a.
An additional “Annex P” is hereby appended to the Amended Merger Agreement to include the “Form of Certificate of Merger VI — Third Blocker Merger” set forth on Exhibit A attached hereto.

b.
An additional “Annex Q” is hereby appended to the Amended Merger Agreement to include the “Form of Certificate of Merger VII — Third HTP Merger” set forth on Exhibit B attached hereto.

21.
Stock Exchange.

a.
The definition of “Approved Stock Exchange” is hereby amended and restated in its entirety as follows:

“Approved Stock Exchange” means the New York Stock Exchange (“NYSE”), the Nasdaq Stock Market (“Nasdaq”) or any other national securities exchange that may be agreed upon by the Parties.
b.
Each reference to “NYSE” in Sections 7.05, 9.03, 10.01, 10.04, 11.01, 11.03 and 12.01 is hereby replaced with “Approved Stock Exchange”.

22.
Surviving Pubco Board of Directors. Section 10.06 of the Amended Merger Agreement is hereby amended in its entirety as follows:

Surviving Pubco Board of Directors. The Parties shall take all necessary action to cause the Board of Directors of Surviving Pubco (the “Surviving Pubco Board”) effective immediately upon the Closing to (i) consist of a total of eight (8) directors or, at the Company’s sole election, a total of nine (9) directors and (ii) be composed in accordance with Schedule 10.06.
23.
Amended and Restated Registration Rights Agreement. The following amendments are hereby made to the Form of Amended and Restated Registration Rights Agreement set forth on Annex C to the Amended Merger Agreement (the “Form of Amended and Restated Registration Rights Agreement”):

a.
Section 1.1 of the Form of Amended and Restated Registration Rights Agreement is hereby amended to add each of the following definitions in alphabetical order:

i.
“Lock-Up Period” shall mean the Founder Shares Lock-Up Period, Holder Lock-Up Period, Private Placement Lock-Up Period or other applicable lock-up period.

A2-8

ii.
“Holder Lock-Up Period” shall mean, with respect to the Common Stock held by the Holder from and after the closing of the Business Combination, the period ending on the earlier of (A) the date that is one-hundred and eighty (180) days following the date of the closing of the Business Combination and (B) the date on which Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their shares of Common Stock for cash, securities or other property.

b.
The phrase “applicable lock-up period” in the definition of “Permitted Transferee” set forth in Section 1.1 of the Form of Amended and Restated Registration Rights Agreement is hereby amended and restated to say “applicable Lock-Up Period”.

c.
The first sentence of Section 2.4.1 of the Amended and Restated Registration Rights Agreement is hereby amended in its entirety as follows:

Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect any Demand Registration or Piggyback Registration of (i) any shares of Common Stock subject to the Founder Shares Lock-Up Period prior to the Founder Shares Lock-Up Period applicable to such shares of Common Stock, (ii) any Private Placement Warrants or Working Capital Warrants during the Private Placement Lock-Up Period or (iii) any shares of Common Stock subject to the Holder Lock-Up Period prior to the Holder Lock-Up Period applicable to such shares of Common Stock.
24.
The Parties hereby agree that neither the Form of Amended and Restated Registration Rights Agreement nor the Company Voting and Support Agreement may be amended in any way that adversely affects GPI Blocker Owner or GPI Blocker in a way that is materially different from other parties to such agreements without the prior written consent of GPI Blocker Owner or GPI Blocker, respectively.

25.
No Further Amendment.

a.
Except as expressly amended, modified and/or supplemented by this Amendment, all terms, conditions and provisions of the Amended Merger Agreement are and will remain in full force and effect and, as hereby amended, are hereby ratified and confirmed by the parties to the Amended Merger Agreement and this Amendment in all respects. Without limiting the generality of the foregoing, the amendments, modifications and/or supplements contained herein will not be construed as an amendment to or waiver of any other provision of the Amended Merger Agreement or as a waiver of or consent to any further or future action on the part of any party to the Amended Merger Agreement that would require the waiver or consent of any other party to the Amended Merger Agreement. On and after the date hereof, each reference in the Amended Merger Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference the Amended Merger Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Amended Merger Agreement and the other Ancillary Agreements will mean and be a reference to the Amended Merger Agreement, as amended, modified and/or supplemented by this Amendment.

b.
In the event of any inconsistency or conflict between the terms and provisions of the Amended Merger Agreement, on the one hand, and this Amendment, on the other hand, the terms and provisions of this Amendment shall govern and control.

26.
Miscellaneous. The provisions contained in Sections 12.01 (Termination), 12.02 (Effect of Termination), 14.02 (Waiver), 14.03 (Notices) (except in respect of the GPI Parties), 14.04 (Assignment), 14.05 (Rights of Third Parties), 14.06 (Expenses), 14.07 (Governing Law), 14.08 (Captions; Counterparts), 14.10 (Amendments), 14.12 (Severability), 14.13 (Jurisdiction; WAIVER OF TRIAL BY JURY), 14.14 (Enforcement), 14.15 (Non-Recourse) and 14.16 (Legal Representation) of the Amended Merger Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

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27.
Notices. All notices and other communications to the GPI Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email or other electronic transmission (in each case in this clause (d), during normal business hours and otherwise as of the immediately following Business Day), addressed as follows:

c/o GPI Capital, L.P.
1345 Avenue of the Americas, 32nd Floor
New York, NY 10105
Attention: Legal Department
Email: legal@gpicap.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP
1601 Elm Street
Dallas, TX 75201
Attention: Kevin Crews
Email: kevin.crews@kirkland.com
28.
Counterparts. A signed copy of this Amendment delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
HIGHLAND TRANSCEND PARTNERS I CORP.
By: _________________________________
Name:
Title:
PICASSO MERGER SUB I, INC.
By: _________________________________
Name:
Title:
PICASSO MERGER SUB II, LLC
By: _________________________________
Name:
Title:
PICASSO MERGER SUB III, LLC
By: _________________________________
Name:
Title:
PICASSO MERGER SUB IV, LLC
By: _________________________________
Name:
Title:
[Signature Page to Second Amendment to the Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
CARLYLE PARTNERS VII PACER HOLDINGS, L.P.
By: _________________________________
Name:
Title:
CP VII PACER CORP.
By: _________________________________
Name:
Title:
CP VII PACER EU L.P.
By: _________________________________
Name:
Title:
[Signature Page to Second Amendment to the Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
GPI CAPITAL GEMINI HOLDCO LP
By:  GPI GP LP, its general partner
By:  GPI GP Limited, its general partner
By: _________________________________
Name:
Title:
GPI CAPITAL GEMINI LLC
By:  GPI Capital Gemini HoldCo LP, its managing member
By:  GPI GP LP, its general partner
By:  GPI GP Limited, its general partner
By: _________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
PACKABLE HOLDINGS, LLC
By: _________________________________
Name:
Title:
[Signature Page to Second Amendment to the Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.
SHAREHOLDER REPRESENTATIVE
SERVICES LLC
By: _________________________________
Name:
Title:
[Signature Page to Second Amendment to the Agreement and Plan of Merger]

Annex B
FORM OF
CERTIFICATE OF INCORPORATION
of
PACKABLE COMMERCE, INC.
1.   Name.   The name of the Corporation is Packable Commerce, Inc. (the “Corporation”).
2.   Address; Registered Office and Agent.   The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, State of Delaware 19808 and the name of its registered agent at such address is the Corporation Service Company.
3.   Purposes.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as from time to time in effect, the “General Corporation Law”).
4.   Number of Shares.
4.1   The total number of shares of all classes of stock that the Corporation shall have authority to issue is [•] shares, consisting of: (i) [•] shares of common stock, divided into (a) [•] shares of Class A common stock, with the par value of $0.0001 per share (the “Class A Common Stock”) and (b) [•] shares of Class B common stock, with the par value of $0.0001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”); and (ii) [•] shares of preferred stock, with the par value of $0.0001 per share (the “Preferred Stock”).
4.2   Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class of the Common Stock or the Preferred Stock may be increased or decreased, in each case by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of any class of the Common Stock or the Preferred Stock voting separately as a class will be required therefor. Notwithstanding the immediately preceding sentence, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding, plus:
(i)   in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (x) the exchange of all outstanding shares of Class B Common Stock, together with the corresponding Common Units, pursuant to the Exchange Agreement and (y) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock; and
(ii)   in the case of Class B Common Stock, the number of shares of Class B Common Stock issuable in connection with the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights.
5.   Classes of Shares.   The designation, relative rights, preferences and limitations of the shares of each class of stock are as follows:
5.1   Common Stock.
(i)   Voting Rights.
(1)   Each holder of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, and each holder of Class B Common Stock will be entitled to one vote for each share of Class B Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, except that, in each case, to the fullest extent permitted by law and subject to Section 5.1(i)(2), holders of shares of each class of Common Stock, as such, will have no voting power with respect to, and will not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of any outstanding Preferred Stock if the holders of such Preferred Stock are entitled to vote as a separate class thereon under this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or under the General Corporation Law.
(2)   (a) The holders of the outstanding shares of Class A Common Stock shall be entitled to vote separately upon any amendment to this Certificate of Incorporation (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences or special rights of such class of Common Stock in a manner that is disproportionately adverse as compared to the Class B Common Stock and (b) the holders of the outstanding shares of Class B Common Stock shall be entitled to vote separately upon any amendment to this Certificate of Incorporation (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences or special rights of such class of Common Stock in a manner that is disproportionately adverse as compared to the Class A Common Stock.
(3)   Except as otherwise required in this Certificate of Incorporation or by applicable law, the holders of Common Stock will vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of Preferred Stock).
(ii)   Dividends; Stock Splits or Combinations.
(1)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the Class A Common Stock with respect to the payment of dividends, such dividends and other distributions of cash, stock or property may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor, at the times and in the amounts as the board of directors of the Corporation (the “Board”) in its discretion may determine.
(2)   Except as provided in Section 5.1(ii)(3) with respect to stock dividends, dividends of cash or property may not be declared or paid on shares of Class B Common Stock.
(3)   In no event will any stock dividend, stock split, reverse stock split, combination of stock, reclassification or recapitalization be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless (a) a corresponding Stock Adjustment for all other classes of Common Stock not so adjusted at the time outstanding is made in the same proportion and the same manner and (b) the Stock Adjustment has been reflected in the same economically equivalent manner on all Common Units. Stock dividends with respect to each class of Common Stock may only be paid with shares of stock of the same class of Common Stock.
(iii)   Liquidation.   In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the holders of all outstanding shares of Class A Common Stock will be entitled to receive, pari passu, an amount per share equal to the par value thereof, and thereafter the holders of all outstanding shares of Class A Common Stock will be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Class A Common Stock. Without limiting the rights of the holders of Class B Common Stock to exchange their shares of Class B Common Stock, together with the corresponding Common Units constituting the remainder of any Paired Interests in which such shares are included, for shares of Class A Common Stock in accordance with the Exchange Agreement (or for the consideration payable in respect of shares of Class A Common Stock in such voluntary or involuntary liquidation, dissolution or winding-up), the holders of shares of Class B Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the par value thereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
5.2   Preferred Stock.   Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
6.   Class B Common Stock.
6.1   Retirement of Class B Shares.   No holder of Class B Common Stock may transfer shares of Class B Common Stock to any person unless such holder transfers a corresponding number of Common Units to the same person in accordance with the provisions of the Amended and Restated Limited Liability Company Agreement of Packable Holdings, LLC, as such agreement may be amended from time to time in accordance with the terms thereof. If any outstanding share of Class B Common Stock ceases to be held by a holder of the corresponding Common Unit, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation for no consideration and retired.
6.2   Reservation of Shares of Class A Common Stock.   The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of the issuance in connection with the exchange of Paired Interests, the number of shares of Class A Common Stock that are issuable upon conversion of all outstanding Paired Interests, pursuant to the Exchange Agreement. The Corporation covenants that all the shares of Class A Common Stock that are issued upon the exchange of such Paired Interests will, upon issuance, be validly issued, fully paid and non-assessable.
6.3   Taxes.   The issuance of shares of Class A Common Stock upon the exercise by holders of Common Units of their right under the Exchange Agreement to exchange Paired Interests for shares of Class A Common Stock will be made without charge to such holders for any transfer taxes, stamp taxes or duties or other similar tax in respect of the issuance; provided, however, that if any such shares of Class A Common Stock are to be issued in a name other than that of the then record holder of the Paired Interests being exchanged (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such holder), then such holder and/or the Person in whose name such shares are to be delivered, shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in the issuance or shall establish to the reasonable satisfaction of the Corporation that the tax has been paid or is not payable.
6.4   Preemptive Rights.   To the extent Common Units are issued pursuant to the Amended and Restated Limited Liability Company Agreement of Packable Holdings, LLC to anyone other than the Corporation or a wholly owned subsidiary of the Corporation, an equivalent number of shares of Class B Common Stock (subject to adjustment as set forth herein) shall be issued to the same Person to which such Common Units are issued at par.

7.   Board of Directors.
7.1   Number of Directors.
(i)   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Unless and except to the extent that the By-laws of the Corporation (as such By-laws may be amended from time to time, the “By-laws”) shall so require, the election of the directors of the Corporation (the “Directors”) need not be by written ballot. Except as otherwise provided for or fixed pursuant to the provisions of Section 5.2 of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional Directors, the total number of Directors constituting the entire Board shall, (a) as of the date of this Certificate of Incorporation, be nine (9) and (b) thereafter, shall be fixed exclusively by one or more resolutions adopted from time to time by the Board.
(ii)   During any period when the holders of any series of Preferred Stock have the right to elect additional Directors as provided for or fixed pursuant to the provisions of Section 5.2 (“Preferred Stock Directors”), upon the commencement, and for the duration, of the period during which such right continues: (i) the then total authorized number of Directors shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of the related Preferred Stock shall be entitled to elect the Preferred Stock Directors pursuant to the provisions of the Board’s designation for the series of Preferred Stock and (ii) each such Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such Preferred Stock Director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such Preferred Stock Directors, shall forthwith terminate and the total and authorized number of Directors shall be reduced accordingly.
7.2   Staggered Board.   The Board (other than Preferred Stock Directors) shall be divided into three (3) classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I Directors shall initially serve until the first annual meeting of stockholders following the adoption of this Certificate of Incorporation; Class II Directors shall initially serve until the second annual meeting of stockholders following the adoption of this Certificate of Incorporation; and Class III Directors shall initially serve until the third annual meeting of stockholders following the adoption of this Certificate of Incorporation. Each Director of each class the term of which shall then expire shall be elected to hold office for a term ending on the date of the third annual meeting of stockholders next following the annual meeting at which such director was elected. In case of any increase or decrease, from time to time, in the number of Directors (other than Preferred Stock Directors), the number of Directors in each class shall be apportioned as nearly equal as possible. As of the date of this Certificate of Incorporation, (i) the Class I Directors are [-], (ii) the Class II Directors are [-] and (iii) the Class III Directors are [-]. In the event of any change in the number of directors, the Board shall apportion any newly created directorships among, or reduce the number of directorships in, such class or classes as shall equalize, as nearly as possible, the number of directors in each class. In no event will a decrease in the number of directors shorten the term of any incumbent director.
7.3   Vacancies and Newly Created Directorships.   Subject to any limitations imposed by applicable law and the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board, and not by the stockholders. Any Director so chosen shall hold office until the next election of the class for which such Director shall have been chosen and until his or her successor shall be duly elected and qualified or until such Director’s earlier death, disqualification, resignation or removal. No decrease in the number of Directors shall shorten the term of any Director then in office.
7.4   Removal of Directors.   Subject to any limitations imposed by applicable law, except for Preferred Stock Directors, any Director or the entire Board may be removed from office at any time, but only for cause by the affirmative vote of the holders of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.
8.   Meetings of Stockholders.
8.1   Action by Written Consent.   Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders; provided, however, that any action required or permitted to be taken by the holders of Class B Common Stock, voting separately as a class, may be effected by the consent in writing of the holders of a majority of the total voting power of the Class B Common Stock entitled to vote thereon, voting together as a single class in lieu of a duly called annual or special meeting of holders of Class B Common Stock.
8.2   Meetings of Stockholders.   (i) An annual meeting of stockholders for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at such place, on such date, and at such time as the Board shall determine.
(ii)   Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the chairperson of the Board, the chief executive officer of the Corporation or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of Directors that the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. The ability of holders of Common Stock to call a special meeting of the stockholders is hereby specifically denied.
(iii)   Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-laws of the Corporation.
8.3   No Cumulative Voting; Election of Directors by Written Ballot.   There shall be no cumulative voting in the election of Directors. Unless and except to the extent that the By-laws shall so require, the election of the Directors need not be by written ballot.
9.   Indemnification.
9.1   Limited Liability.   The liability of the directors for monetary damages shall be eliminated to the fullest extent permitted by applicable law.
9.2   Right to Indemnification.
9.3   To the fullest extent permitted by applicable law, the Corporation shall provide indemnification of (and advancement of expenses to) Directors, officers, employees and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through By-law provisions, agreements with such agents or other persons, vote of stockholders or disinterested Directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article 9 to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a director to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended. Any repeal or modification of this Article 9 shall only be prospective and shall not affect the rights or protections or increase the liability of any Director under this Article 9 in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
9.4   Insurance.   The Corporation shall have power to purchase and maintain insurance on behalf of any Person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such Person in any such capacity or arising out of such Person’s status as such, whether or not the Corporation would have the power to indemnify such Person against such liability under the General Corporation Law.
9.5   Nonexclusivity of Rights.   The rights and authority conferred in this Article 9 shall not be exclusive of any other right that any Person may otherwise have or hereafter acquire.
10.   Adoption, Amendment or Repeal of By-Laws.   In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized to make, alter, amend or repeal the By-laws. Any adoption, amendment or repeal of the By-laws of the Corporation by the Board shall require the approval of a majority of the authorized number of Directors. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.
11.   Adoption, Amendment and Repeal of Certificate.   Subject to Article 5, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporation Law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other Persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended, are granted and held subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Sections 7.2, 7.3 and 7.4 of Article 7, Sections 8.1 and 8.2 of Article 8 or Article 9, 10, 12 or 13 may be altered, amended or repealed in any respect, nor may any provision or by-law inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of sixty-six and two-thirds percent (66 and 2/3%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, at a meeting of the stockholders called for that purpose.
12.   Forum for Adjudication of Disputes.
12.1   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware), to the fullest extent permitted by applicable law, be the sole and exclusive forum for the following types of actions or proceedings under Delaware statutory or common law: (A) any derivative action or proceeding brought on behalf of the Corporation; (B) any action or proceeding (including any class action) asserting a claim of breach of a fiduciary duty owed by any current or former Director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (C) any action or proceeding (including any class action) asserting a claim against the Corporation or any current or former Director, officer or other employee of the Corporation arising out of or pursuant to any provision of the General Corporation Law, this Certificate of Incorporation or the By-laws (as each may be amended from time to time); (D) any action or proceeding (including any class action) to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the By-laws of the Corporation (including any right, obligation or remedy thereunder); (E) any action or proceeding as to which the General Corporation Law confers jurisdiction to the Court of Chancery of the State of Delaware; and/or (F) any action asserting a claim against the Corporation or any current or former Director, officer or other employee of the Corporation governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article 12 shall not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.
12.2   If any action the subject matter of which is within the scope of Section 12.1 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
12.3   Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Corporation (including any successor), its officers and Directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.
12.4   Any person or entity purchasing, holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article 12.
13.   Severability.   If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its Directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
14.   Corporate Opportunity.   To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or Directors, or any of their respective affiliates, and the Corporation renounces any expectancy that any of the Directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the Directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a Director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the Director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
15.   Restricted Stock Rights.   In connection with the transactions contemplated by the Merger Agreement, the Corporation may issue one or more series of restricted stock rights evidencing the right to receive share(s) of Class A Common Stock and/or Class B Common Stock, as applicable, in the future, the settlement of which is subject to vesting, forfeiture and cancellation for no consideration and other restrictions, in each case, as determined in the Corporation’s sole discretion (“Restricted Stock Rights” and the holder thereof, a “RSR Holder”). Each RSR Holder shall have the economic rights and entitlements in respect of its Restricted Stock Right(s) as determined by the Corporation in its sole discretion; provided that, no RSR Holder shall have any right to receive any dividend, distribution or other payment of any kind with respect its Restricted Stock Right(s) or the share(s) of Class A Common Stock and/or Class B Common Stock, as applicable, issuable in respect of its Restricted Stock Right(s) upon the achievement of applicable vesting events, in each case, unless and until certain applicable vesting events set forth in the Merger Agreement have been achieved, in each case, as determined by the Corporation in its sole discretion.
16.   Definitions.   As used in this Certificate of Incorporation, unless the context otherwise requires or as set forth in another Article or Section of this Certificate of Incorporation, the term:
(a)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided, that (i) neither the Corporation nor any of its subsidiaries will be deemed an Affiliate of any stockholder of the Corporation or any of such stockholders’ Affiliates and (ii) no stockholder of the Corporation will be deemed an Affiliate of any other stockholder of the Corporation, in each case, solely by reason of any investment in the Corporation (including any representatives of such stockholder serving on the Board).
(b)   “Amended and Restated Limited Liability Company Agreement of Packable Holdings, LLC” means the Amended and Restated Limited Liability Company Agreement, dated as of [•], by and among the Corporation, the Post-Acquisition LLC Members and the other Persons that may become parties thereto from time to time, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.
(c)   “Board” is defined in Section 5.1(ii)(1).
(d)   “By-laws” is defined in Section 7.1.
(e)   “Certificate of Incorporation” is defined in the recitals.
(f)   “Class A Common Stock” is defined in Section 4.1.
(g)   “Class B Common Stock” is defined in Section 4.1.
(h)   “Common Stock” is defined in Section 4.1.
(i)   “Common Unit” means a unit of limited liability company interest in Packable Holdings, LLC designated as a Common Unit pursuant to the Amended and Restated Limited Liability Company Agreement of Packable Holdings, LLC.
(j)   “control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
(k)   “Corporation” means Packable Commerce, Inc.
(l)   “Director” is defined in Section 7.1.
(m)   “Enforcement Action” is defined in Section 12.2.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Exchange Agreement” means the Exchange Agreement, dated as of [-], by and among Packable Commerce, Inc., a Delaware corporation, Packable Holdings, LLC and the holders from time to time party hereto.
(p)   “Foreign Action” is defined in Section 12.2.
(q)   “General Corporation Law” is defined in Section 3.
(r)   “Merger Agreement” means the Agreement and Plan of Merger dated as of [•], 2021 by and among Highland Transcend Partners I Corp., Picasso Merger Sub, I Inc., Picasso Merger Sub, II LLC,

Picasso Merger Sub, III LLC, Carlyle Partners VII Pacer Holdings, L.P., CP VII Pacer Corp., CP VII Pacer EU, L.P., Packable Holdings, LLC and Shareholder Representative Services LLC solely in its capacity as the representative, agent and attorney-in-fact of the Holders (as defined therein).
(s)   “Packable Holdings, LLC” means Packable Holdings, LLC, a Delaware limited liability company or any successor thereto.
(t)   “Paired Interest” means one Common Unit together with one share of Class B Common Stock, subject to adjustment pursuant to the Amended and Restated Limited Liability Company Agreement of Packable Holdings, LLC.
(u)   “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.
(v)   “Post-Acquisition LLC Members” means holders of Common Units that sign the Amended and Restated Limited Liability Company Agreement of Packable Holdings, LLC.
(w)   “Preferred Stock” is defined in Section 4.1.
(x)   “Preferred Stock Directors” is defined in Section 7.1.
(y)   “Restricted Stock Rights” is defined in Section 15.
(z)   “RSR Holder” is defined in Section 15.
(aa)   “Stock Adjustment” is defined in Section 5.1(ii)(3).
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IN WITNESS WHEREOF, this Certificate of Incorporation of Packable Commerce, Inc. has been duly executed by the officer below this [•] day of [•].
By:
Name: Title:

Annex C
BY-LAWS
of
PACKABLE COMMERCE, INC.
(A Delaware Corporation)
[•], 2021

ARTICLE 1
Definitions
As used in these By-laws, unless the context otherwise requires, the term:
“Assistant Secretary” means an Assistant Secretary of the Corporation.
“Assistant Treasurer” means an Assistant Treasurer of the Corporation.
“Board” means the Board of Directors of the Corporation.
“By-laws” means the By-laws of the Corporation, as amended and restated.
“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended and restated.
“Chairman” means the Chairman of the Board and includes any Executive Chairman.
“Chief Executive Officer” means the Chief Executive Officer of the Corporation.
“control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
“Corporation” means Packable Commerce, Inc.
“Derivative” is defined in Section 2.02(d)(iii).
“Directors” means the directors of the Corporation.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute, and the rules and regulations promulgated thereunder.
“Executive Chairman” means the Executive Chairman of the Board.
“General Corporation Law” means the General Corporation Law of the State of Delaware, as amended.
“law” means any U.S. or non-U.S. federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a governmental authority (including any department, court, agency or official, or non-governmental self-regulatory organization, agency or authority and any political subdivision or instrumentality thereof).
“Lead Independent Director” is defined in Section 3.17.
“Nominating Stockholder” is defined in Section 3.03(b).
“Notice of Business” is defined in Section 2.02(c).
“Notice of Nomination” is defined in Section 3.03(c).
“Notice Record Date” is defined in Section 2.04(a).
“Office of the Corporation” means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.
“President” means the President of the Corporation.
“Proponent” is defined in Section 2.02(d)(i).
“Public Disclosure” is defined in Section 2.02(i).
“SEC” means the Securities and Exchange Commission.

“Secretary” means the Secretary of the Corporation.
“Stockholder Associated Person” is defined in Section 2.02(j).
“Stockholder Business” is defined in Section 2.02(b).
“Stockholder Information” is defined in Section 2.02(d)(iii).
“Stockholder Nominees” is defined in Section 3.03(b).
“Stockholders” means the stockholders of the Corporation.
“Treasurer” means the Treasurer of the Corporation.
“Vice President” means a Vice President of the Corporation.
“Voting Commitment” is defined in Section 3.04.
“Voting Record Date” is defined in Section 2.04(a).
ARTICLE 2
Stockholders
Section 2.01.   Place of Meetings.   Meetings of Stockholders may be held within or without the State of Delaware, at such place or solely by means of remote communication or otherwise, as may be designated by the Board from time to time. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the General Corporation Law.
Section 2.02.   Annual Meetings; Stockholder Proposals.
(a)   A meeting of Stockholders for the election of Directors and other business shall be held annually at such date and time as may be designated by the Board from time to time. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.
(b)   At an annual meeting of the Stockholders, only business (other than business relating to the nomination or election of Directors, which is governed by Section 3.03) that has been properly brought before the Stockholder meeting in accordance with the procedures set forth in this Section 2.02 shall be conducted. To be properly brought before a meeting of Stockholders, such business must be brought before the meeting (i) by or at the direction of the Board or any committee thereof or (ii) by a Stockholder who (A) was a Stockholder of record of the Corporation when the notice required by this Section 2.02 is delivered to the Secretary and at the time of the meeting, (B) is entitled to vote at the meeting and (C) complies with the notice and other provisions of this Section 2.02. Subject to Section 2.02(k), and except with respect to nominations or elections of Directors, which are governed by Section 3.03, Section 2.02(b)(ii) is the exclusive means by which a Stockholder may bring business before a meeting of Stockholders; provided that if Rule 14a-8 of the Exchange Act (or any successor rule) is applicable, a Stockholder may not bring business before any meeting if the Stockholder fails to meet the requirements of such rule. Any business brought before a meeting in accordance with Section 2.02(b)(ii) is referred to as “Stockholder Business.”
(c)   Subject to Section 2.02(k), at any annual meeting of Stockholders, all proposals of Stockholder Business must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “Notice of Business”) and must otherwise be a proper matter for Stockholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at, the Office of the Corporation, addressed to the Secretary, by no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of Stockholders; provided, however, that if (i) the annual meeting of Stockholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of Stockholders or (ii) no annual meeting was held during the prior year, the notice by the Stockholder to be timely must be received (A) no earlier than one hundred and twenty (120) days before such annual meeting and (B) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure. In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of a Stockholder meeting commence a new time period (or extend any time period) for the giving of the Notice of Business.
(d)   The Notice of Business must set forth:
(i)   the name and record address of each Stockholder proposing Stockholder Business (the “Proponent”), as they appear on the Corporation’s books;
(ii)   the name and address of any Stockholder Associated Person;
(iii)   as to each Proponent and any Stockholder Associated Person, (A) the class or series and number of shares of stock directly or indirectly held of record and beneficially by the Proponent or Stockholder Associated Person, (B) the date such shares of stock were acquired, (C) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such Stockholder Business between or among the Proponent, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of securities and/or borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of the Corporation or with a value derived in whole or in part from the value or decrease in value of any class or series of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative”), (E) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (F) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (G) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice. The information specified in Section 2.02(d)(i) to (iii) is referred to herein as “Stockholder Information”;
(iv)   Stockholder Information with respect to any stock or other interests of the Corporation held by members of the Proponent’s or Stockholder Associated Person’s immediate family sharing the same household;
(v)   a representation to the Corporation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;
(vi)   a brief description of the Stockholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business at the meeting;
(vii)   any material interest of each Proponent and any Stockholder Associated Person in such Stockholder Business;

(viii)   a representation to the Corporation as to whether the Proponent intends (A) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (B) otherwise to solicit proxies from the Stockholders in support of such Stockholder Business;
(ix)   all other information that would be required to be filed with the SEC if the Proponents or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and
(x)   a representation and covenant for the benefit of the Corporation that the Proponents shall provide any other information reasonably requested by the Corporation.
(e)   The Proponents shall also provide any other information reasonably requested by the Corporation within ten (10) business days after such request.
(f)   In addition, the Proponent shall further update and supplement the information provided to the Corporation in the Notice of Business or upon the Corporation’s request pursuant to Section 2.02(e) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of five (5) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at, the Office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than two (2) business days before the date for the meeting (in the case of the update and supplement required to be made as of five (5) business days before the meeting or any adjournment or postponement thereof).
(g)   The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 2.02, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(h)   If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of Stockholders to present the Stockholder Business, such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.02, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.
(i)   “Public Disclosure” of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
(j)   “Stockholder Associated Person” means, with respect to any Stockholder, (i) any other beneficial owner of stock of the Corporation that is owned by such Stockholder and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Stockholder or such beneficial owner.
(k)   The notice requirements of this Section 2.02 shall be deemed satisfied with respect to Stockholder proposals that have been properly brought under Rule 14a-8 of the Exchange Act and that are included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Further, nothing in this Section 2.02 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.
Section 2.03.   Special Meetings.   Special meetings of the Stockholders may be called only in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the Stockholders shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of Stockholders shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the Board shall have exclusive authority to determine the business included in such notice. The Chairman, the Chief Executive Officer or the Board may postpone, reschedule or cancel any special meeting of stockholders previously called by any of them.
Section 2.04.   Record Date.
(a)   For the purpose of determining the Stockholders entitled to notice of any meeting of Stockholders or any adjournment thereof, unless otherwise required by the Certificate of Incorporation or applicable law, the Board may fix a record date (the “Notice Record Date”), which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than sixty (60) or less than ten (10) days before the date of such meeting. The Notice Record Date shall also be the record date for determining the Stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such Notice Record Date, that a later date on or before the date of the meeting shall be the date for making such determination (the “Voting Record Date”). For the purposes of determining the Stockholders entitled to express consent to corporate action in writing without a meeting, unless otherwise required by the Certificate of Incorporation or applicable law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than ten (10) days after the date on which the record date was fixed by the Board. For the purposes of determining the Stockholders entitled to (i) receive payment of any dividend or other distribution or allotment of any rights, (ii) exercise any rights in respect of any change, conversion or exchange of stock or (iii) take any other lawful action, unless otherwise required by the Certificate of Incorporation or applicable law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than sixty (60) days prior to such action.
(b)   If no such record date is fixed:
(i)   the record date for determining Stockholders entitled to notice of, and to vote at, a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;
(ii)   the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board takes such prior action; and
(iii)   when a determination of Stockholders of record entitled to notice of, or to vote at, any meeting of Stockholders has been made as provided in this Section 2.04, such determination shall apply to any adjournment thereof, unless the Board fixes a new Voting Record Date for the adjourned meeting, in which case the Board shall also fix such Voting Record Date or a date earlier than such date as the new Notice Record Date for the adjourned meeting.
Section 2.05.   Notice of Meetings of Stockholders.   Whenever, under the provisions of applicable law, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting; the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting; the Voting Record Date, if such date is different from the Notice Record Date; and, in the case of a special meeting, the purposes for which the meeting is called. Unless otherwise provided by these By-laws or applicable law, notice of any meeting shall be given, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each Stockholder entitled to vote at such meeting as of the Notice Record Date. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail, with postage prepaid, and directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary, an Assistant Secretary or the transfer agent of the Corporation that the notice required by this Section 2.05 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Any business that might have been transacted at the meeting as originally called may be transacted at the adjourned meeting. If, however, the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting. If, after the adjournment, a new Voting Record Date is fixed for the adjourned meeting, the Board shall fix a new Notice Record Date in accordance with Section 2.04(b)(iii) hereof and shall give notice of such adjourned meeting to each Stockholder entitled to vote at such meeting as of the Notice Record Date.
Section 2.06.   Waivers of Notice.   Whenever the giving of any notice to Stockholders is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Any Stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the Stockholders need be specified in any waiver of notice.
Section 2.07.   List of Stockholders.   The Secretary shall prepare and make available, at least ten (10) days before every meeting of Stockholders, a complete, alphabetical list of the Stockholders entitled to vote at the meeting, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list may be examined by any Stockholder, the Stockholder’s agent or attorney, at the Stockholder’s expense, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation or on a reasonably accessible electronic network as provided by applicable law. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection as provided by applicable law. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the list of Stockholders or to vote in person or by proxy at any meeting of Stockholders.
Section 2.08.   Quorum of Stockholders; Adjournment.   Except as otherwise provided by these By-laws, at each meeting of Stockholders, the presence in person or by proxy of the holders of a majority of the voting power of all outstanding shares of stock entitled to vote at the meeting of Stockholders shall constitute a quorum for the transaction of any business at such meeting, except that, where a separate vote by a class or series of classes of shares is required, a quorum shall consist of no less than a majority of the voting power of all outstanding shares of stock of such class or series of classes, as applicable. In the absence of a quorum, either the person presiding at the meeting or the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.
Section 2.09.   Voting; Proxies.   Unless otherwise provided by the General Corporation Law or in the Certificate of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters other than the election of Directors, except as otherwise provided by the Certificate of Incorporation, these By-laws or any applicable law, shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. At all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect Directors. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.
Section 2.10.   Voting Procedures and Inspectors at Meetings of Stockholders.   The Board, in advance of any meeting of Stockholders, shall appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.
Section 2.11.   Conduct of Meetings; Adjournment.   The Board may adopt such rules and procedures for the conduct of Stockholder meetings as it deems appropriate. At each meeting of Stockholders, the Chairman or, in the absence of the Chairman, the Chief Executive Officer or, in the absence of the Chairman, and the Chief Executive Officer, the President or, if there is no Chairman, Chief Executive Officer or President, or if they are absent, a Vice President and, in the case that more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President present), shall preside over the meeting. Except to the extent inconsistent with the rules and procedures as adopted by the Board, the person presiding over the meeting of Stockholders shall have the right and authority to convene, adjourn and reconvene the meeting from time to time, to prescribe such additional rules and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules and procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include (a) the establishment of an agenda or order of business for the meeting, (b) rules and procedures for maintaining order at the meeting and the safety of those present, (c) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine, (d) restrictions on entry to the meeting after the time fixed for the commencement thereof and (e) limitations on the time allotted to questions or comments by participants. The person presiding over any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, may determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, he or she shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the

Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary or, in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. If none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board and, if the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting. To the extent permitted by applicable law, meetings of stockholders may be conducted by remote communications, including by webcast.
Section 2.12.   Order of Business.   The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting.
Section 2.13.   Written Consent of Stockholders Without a Meeting.   If, and only if, the Certificate of Incorporation expressly permits action to be taken at any annual or special meeting of Stockholders without a meeting, without prior notice and without a vote, then a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, the Office of the Corporation or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those Stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.
ARTICLE 3
Directors
Section 3.01.   General Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. The Board may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these By-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
Section 3.02.   Classes of Directors; Term of Office.   Subject to the rights of the holders of any series of Preferred Stock to elect additional Directors under specified circumstances, following the adoption of these Bylaws, the Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board is authorized to assign members of the Board already in office to such classes at the time the classification becomes effective. At the first annual meeting of Stockholders following the adoption of these Bylaws, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three years. At the second annual meeting of Stockholders following the adoption of these Bylaws, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three years. At the third annual meeting of Stockholders following the adoption of these Bylaws, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three years. At each succeeding annual meeting of Stockholders, Directors shall be elected for a full term of three years to succeed the Directors of the class whose terms expire at such annual meeting.
Section 3.03.   Nominations of Directors.   Notwithstanding the foregoing provisions of this Section 3.02, each Director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of Directors constituting the Board shall shorten the term of any incumbent Director.

(a)   Subject to Section 3.03(k), only persons who are nominated in accordance with the procedures set forth in this Section 3.03 are eligible for election as Directors.
(b)   Nominations of persons for election to the Board may only be made at a meeting properly called for the election of Directors and only (i) by or at the direction of the Board or any committee thereof or (ii) by a Stockholder who (A) was a Stockholder of record of the Corporation when the notice required by this Section 3.03 is delivered to the Secretary and at the time of the meeting, (B) is entitled to vote for the election of Directors at the meeting and (C) complies with the notice and other provisions of this Section 3.03. Subject to Section 3.03(k), Section 3.03(b)(ii) is the exclusive means by which a Stockholder may nominate a person for election to the Board. Persons nominated in accordance with Section 3.03(b)(ii) are referred to as “Stockholder Nominees.” A Stockholder nominating persons for election to the Board is referred to as the “Nominating Stockholder.”
(c)   Subject to Section 3.03(k), all nominations of Stockholder Nominees must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “Notice of Nomination”). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the Office of the Corporation, addressed to the attention of the Secretary, by the following dates:
(i)   in the case of the nomination of a Stockholder Nominee for election to the Board at an annual meeting of Stockholders, no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of Stockholders; provided, however, that if (A) the annual meeting of Stockholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of Stockholders or (B) no annual meeting was held during the prior year, the notice by the Stockholder to be timely must be received (1) no earlier than one hundred and twenty (120) days before such annual meeting and (2) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure; and
(ii)   in the case of the nomination of a Stockholder Nominee for election to the Board at a special meeting of Stockholders, no earlier than one hundred and twenty (120) days before and no later than the later of ninety (90) days before such special meeting and the tenth day after the day on which the notice of such special meeting was made by mail or Public Disclosure.
(d)   Notwithstanding anything to the contrary, if the number of Directors to be elected to the Board at a meeting of Stockholders is increased and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least one hundred (100) days before the first anniversary of the preceding year’s annual meeting, a Notice of Nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered personally and received at the Office of the Corporation, addressed to the attention of the Secretary, no later than the close of business on the tenth day following the day on which such Public Disclosure is first made by the Corporation.
(e)   In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.
(f)   The Notice of Nomination shall set forth:
(i)   the Stockholder Information with respect to each Nominating Stockholder and Stockholder Associated Person;
(ii)   a representation to the Corporation that each Nominating Stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination;
(iii)   all information regarding each Stockholder Nominee and Stockholder Associated Person that would be required to be disclosed in a solicitation of proxies subject to Section 14 of the Exchange Act, the written consent of each Stockholder Nominee to being named in a proxy statement as a nominee and to serve if elected and a completed signed questionnaire, representation and agreement required by Section 3.04;
(iv)   a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Stockholder, Stockholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Stockholder, Stockholder Associated Person or any person acting in concert therewith were the “registrant” for purposes of such rule and the Stockholder Nominee were a director or executive of such registrant;
(v)   Stockholder Information with respect to any stock or other interests of the Corporation held by members of the Nominating Stockholder’s or its Stockholder Associated Person’s immediate family sharing the same household;
(vi)   a representation to the Corporation as to whether each Nominating Stockholder intends (A) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or (B) otherwise to solicit proxies from Stockholders in support of such nomination;
(vii)   all other information that would be required to be filed with the SEC if the Nominating Stockholders and Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and
(viii)   a representation and covenant for the benefit of the Corporation that the Nominating Stockholders shall provide any other information reasonably requested by the Corporation.
(g)   The Nominating Stockholders shall also provide any other information reasonably requested by the Corporation within ten (10) business days after such request.
(h)   In addition, the Nominating Stockholders shall further update and supplement the information provided to the Corporation in the Notice of Nomination or upon the Corporation’s request pursuant to Section 3.03(g) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is five (5) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at, the Office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than two (2) business days before the date for the meeting (in the case of the update and supplement required to be made as of five (5) business days before the meeting or any adjournment or postponement thereof).
(i)   The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that the nomination was not made in accordance with the procedures set forth in this Section 3.03, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
(j)   If the Stockholder (or a qualified representative of the Stockholder) does not appear at the applicable Stockholder meeting to nominate the Stockholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 3.03, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(k)   Nothing in this Section 3.03 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.
Section 3.04.   Nominee and Director Qualifications.   Unless the Board determines otherwise, to be eligible to be a nominee for election or reelection as a Director, a person must deliver (in accordance with the time periods prescribed for delivery of notice by the Board) to the Secretary at the Office of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person will act or vote as a Director on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply with such person’s fiduciary duties as a Director under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the Corporation that are applicable to Directors.
Section 3.05.   Resignation.   Any Director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective. If no such specification is made, the resignation shall be deemed effective at the time of delivery of the resignation to the Corporation. When one or more Directors shall resign from the Board, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.
Section 3.06.   Compensation.   Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees (payable in cash or equity) for attendance at Directors’ meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.06 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.
Section 3.07.   Regular Meetings.   Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Delaware as may be determined from time to time by the Board or its Chairman.
Section 3.08.   Special Meetings.   Special meetings of the Board may be held at such times and at such places within or without the State of Delaware as may be determined by the Chairman, or the Chief Executive Officer on at least twenty-four (24) hours’ notice to each Director given by one of the means specified in Section 3.11 hereof other than by mail, or on at least three (3) days’ notice if given by mail.
Section 3.09.   Telephone Meetings.   Board or Board committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by a Director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10.   Adjourned Meetings.   A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three (3) days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
Section 3.11.   Notice Procedure.   Subject to Section 3.08 and 3.12 hereof, whenever notice is required to be given to any Director by applicable law, the Certificate of Incorporation or these By-laws, such notice shall be deemed given effectively if given in person or by telephone, mail or electronic mail addressed to such Director at such Director’s address or email address, as applicable, as it appears on the records of the Corporation, facsimile or by other means of electronic transmission.
Section 3.12.   Waiver of Notice.   Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing signed by the Director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board or committee meeting need be specified in any waiver of notice.
Section 3.13.   Organization.   At each meeting of the Board, the Chairman or, in the absence of the Chairman, the Lead Independent Director, or if the Lead Independent Director has not been appointed or is absent, the Chief Executive Officer or, in the absence of the Chairman, the Chief Executive Officer, another Director selected by the Board shall preside. The Secretary shall act as secretary at each meeting of the Board. If the Secretary is absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.
Section 3.14.   Quorum of Directors.   The presence in person of a majority of the total members of the Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.
Section 3.15.   Action by Majority Vote.   Except as otherwise expressly required by these By-laws, or the Certificate of Incorporation, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board; provided that to the extent one or more Directors recuses himself or herself from an act, the act of a majority of the remaining Directors present shall be the act of the Board.
Section 3.16.   Action Without Meeting.   Unless otherwise restricted by these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.
Section 3.17.   Chairman and Lead Independent Director.   The Chairman, if appointed and when present, shall preside at all meetings of the Stockholders and the Board. The Chairman shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time. The Chairman, or if the Chairman is not an independent director, one of the independent directors, may be designated by the Board as lead independent director to serve until replaced by the Board (“Lead Independent Director”). The Lead Independent Director will perform such other duties as may be established or delegated by the Board.
ARTICLE 4
Committees of the Board
The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may, by resolution, adopt charters for one or more of such committees. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, and to the extent provided in the resolution of the Board designating such committee or the charter for such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board. The Board may remove any Director from any committee at any time, with or without cause. Unless the Board provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board provides otherwise, each committee designated by the Board may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3.
ARTICLE 5
Officers
Section 5.01.   Positions; Election.   The Board may from time to time elect officers of the Corporation, which may include a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and any other officers as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such officers and to prescribe their respective terms of office, authorities and duties. Any number of offices may be held by the same person. Should the Corporation or any of its subsidiaries enter into any management services or similar agreement with another entity (each as may be amended, supplemented, restated or replaced from time to time), the officers of the Corporation may be the officers or employees of such entity to the extent permitted by applicable law.
Section 5.02.   Term of Office.   Each officer of the Corporation shall hold office for such terms as may be determined by the Board or, except with respect to his or her own office, the Chief Executive Officer, or until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time with or without cause by the Board or, in the case of appointed officers, by any elected officer upon whom such power of removal shall have been conferred by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board or, in the case of appointed officers, by any elected officer upon whom such power of appointment shall have been conferred by the Board. The election or appointment of an officer shall not of itself create contract rights.
Section 5.03.   Chief Executive Officer.   The Chief Executive Officer shall have general supervision over, and direction of, the business and affairs of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. The Chief Executive Officer shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman and, with respect to meetings of the Board, the Lead Independent Director (if there be one),are not present. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may be determined from time to time by the Board.
Section 5.04.   President.   The President shall have duties incident to the office of President, and any other duties as may from time to time be assigned to the President by the Chief Executive Officer (if the

President and Chief Executive Officer are not the same person) or the Board and subject to the control of the Chief Executive Officer (if the President and Chief Executive Officer are not the same person) and the Board in each case. The President shall preside at all meetings of the Stockholders at which the Chairman, and the Chief Executive Officer are not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
Section 5.05.   Vice Presidents.   Vice Presidents shall have the duties incident to the office of Vice President and any other duties that may from time to time be assigned to the Vice President by the Chief Executive Officer, the President or the Board. A Vice President shall preside at all meetings of the Stockholders at which the Chairman, the Chief Executive Officer and the President are not present. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
Section 5.06.   Chief Financial Officer.   The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board or the Chief Executive Officer, or if no Chief Executive officer is then serving, the President. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the controller or any assistant controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each controller and assistant controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.
Section 5.07.   Secretary.   The Secretary shall attend all meetings of the Board and of the Stockholders, record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose and perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary or an Assistant Secretary shall have authority to affix the same on any instrument that may require it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Executive Chairman, Chief Executive Officer, President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, perform all duties incident to the office of secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board, the Chief Executive Officer or the President.
Section 5.08.   Treasurer.   The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board, against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed, regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation, have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same, render to the Chief Executive Officer, the President or the Board, whenever the Chief Executive Officer, the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation, disburse the funds of the Corporation as ordered by the Board and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board, the Chief Executive Officer or the President.
Section 5.09.   Assistant Secretaries and Assistant Treasurers.   Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board, the Chief Executive Officer or the President.
ARTICLE 6
General Provisions
Section 6.01.   Certificates Representing Shares.   The shares of stock of the Corporation may be represented by certificates or all of such shares shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. If shares are represented by certificates (if any), such certificates shall be in the form approved by the Board. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chief Executive Officer, the President or any Vice President, the Chief Financial Officer and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.
Section 6.02.   Transfer and Registry Agents.   The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.
Section 6.03.   Lost, Stolen or Destroyed Certificates.   The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
Section 6.04.   Form of Records.   Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.
Section 6.05.   Seal.   The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.
Section 6.06.   Fiscal Year.   The fiscal year of the Corporation shall be determined by the Board.
Section 6.07.   Amendments.   These By-laws may be altered, amended or repealed in accordance with the Certificate of Incorporation and the General Corporation Law.
Section 6.08.   Conflict with Applicable Law or Certificate of Incorporation.   These By-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these By-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

ARTICLE 7
Indemnification
Section 7.01.   Directors and Executive Officers.   The Corporation shall indemnify its Directors and executive officers (for the purposes of this Article 7, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the Exchange Act) to the extent not prohibited by the General Corporation Law or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its Directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any Director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the General Corporation Law or any other applicable law or (iv) such indemnification is required to be made under Section 7.04.
Section 7.02.   Other Officers, Employees and Other Agents.   The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the General Corporation Law or any other applicable law. The Board shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board shall determine.
Section 7.03.   Expenses.   The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or executive officer, of the Corporation, or is or was serving at the request of the Corporation as a Director or executive officer of another Corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any Director or executive officer in connection with such proceeding provided, however, that if the General Corporation Law requires, an advancement of expenses incurred by a Director or executive officer in his or her capacity as a Director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.
Notwithstanding the foregoing, unless otherwise determined pursuant to Section 7.05, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of Directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum, or (iii) if there are no such Directors, or such Directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.
Section 7.04.   Enforcement.   Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this section to a Director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the General Corporation Law or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the General Corporation Law or any other applicable law, nor an actual determination by the Corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a Director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the Director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the Corporation.
Section 7.05.   Non-Exclusivity of Rights.   The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its Directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law, or by any other applicable law.
Section 7.06.   Survival of Rights.   The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a Director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 7.07.   Insurance.   To the fullest extent permitted by the General Corporation Law or any other applicable law, the Corporation, upon approval by the Board, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.
Section 7.08.   Amendments.   Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.
Section 7.09.   Saving Clause.   If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director and executive officer to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each Director and executive officer to the full extent under any other applicable law.
Section 7.10.   Certain Definitions.   For the purposes of this Article 7, the following definitions shall apply:
(a)   The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.
(b)   The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(c)   The term the “Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation if its separate existence had continued.
(d)   References to a “Director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another Corporation, partnership, joint venture, trust or other enterprise.
(e)   References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this section.

Annex D
FINAL FORM
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
PACKABLE HOLDINGS, LLC
a Delaware limited liability company
Dated as of [•], 2021
THE LIMITED LIABILITY COMPANY UNITS OF PACKABLE HOLDINGS, LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH UNITS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE COMPANY AND THE APPLICABLE MEMBER. THE UNITS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE COMPANY AND THE APPLICABLE MEMBER. THEREFORE, MEMBERS AND OTHER TRANSFEREES OF SUCH UNITS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
PACKABLE HOLDINGS, LLC
This Amended and Restated Limited Liability Company Agreement (this “Agreement”) of Packable Holdings, LLC, a Delaware limited liability company (the “Company”), is made as of [•], 2021 (the “Effective Date”) by and among the Company, the Members set forth on Schedule I hereto and each other person who is or at any time becomes a Member in accordance with the terms of this Agreement and the Act (as defined below).
RECITALS
Whereas, on July 15, 2014, the Company was organized as a Delaware limited liability company by the filing of a certificate of formation in the office of the Secretary of State of the State of Delaware (the “Certificate”);
Whereas, in connection with the contribution of certain equity interests by members of Pharmapacks, LLC and other certain commercial agreements, the Company and the Persons (as defined below) party thereto entered into that certain Amended and Restated Limited Liability Company Agreement, dated as of August 18, 2014 (the “Original LLC Agreement”) governing the organization and management of the Company;
Whereas, on June 11, 2018, the Original LLC Agreement was amended and restated in its entirety by that certain Amended and Restated Limited Liability Company Agreement of the Company (the “First A&R LLC Agreement”);
Whereas, on November 6, 2020, the First A&R LLC Agreement was amended and restated in its entirety by that certain Amended and Restated Limited Liability Company Agreement of the Company (the “Second A&R LLC Agreement”);
Whereas, concurrently with the execution of the Merger Agreement (as defined below), the Second A&R LLC Agreement was amended and restated in its entirety by that certain Amended and Restated Limited Liability Company Agreement of the Company (the “Existing LLC Agreement”);
Whereas, concurrently with the effectiveness of this Agreement, in accordance with the Agreement and Plan of Merger, dated as of September 8, 2021 (the “Merger Agreement”), by and among Highland Transcend Partners I Corp. (“HTP”), Picasso Merger Sub I, Inc. (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, (“Blocker Merger Sub II”), Picasso Merger Sub III, LLC (“Company Merger Sub”), Carlyle Partners VII Pacer Holdings, L.P., CP VII Pacer Corp. (“Pacer Corp. Blocker”), CP VII Pacer EU L.P. (“Pacer L.P. Blocker”), the Company, and Shareholder Representative Services LLC, solely in its capacity as the representative, agent and attorney-in-fact of the Holders under the Merger Agreement: (i) prior to the consummation of the transactions contemplated by the Merger Agreement, HTP converted to a Delaware corporation pursuant to a certificate of incorporation filed with the Secretary of State of the State of Delaware, incorporating as Packable Commerce, Inc., a Delaware corporation (“PubCo”), (ii) Blocker Merger Sub I merged with and into Pacer Corp. Blocker, whereupon the separate corporate existence of Blocker Merger Sub I ceased and Pacer Corp. Blocker became the surviving company and wholly owned Subsidiary of PubCo (the “First Blocker Merger”); (iii) Blocker Merger Sub II merged with and into Pacer L.P. Blocker, whereupon the separate limited liability company existence of Blocker Merger Sub II ceased and Pacer L.P. Blocker became the surviving company and a wholly owned Subsidiary of PubCo (the “Second Blocker Merger”, and together with the First Blocker Merger, the “Blocker Mergers”); (iv) and immediately thereafter, simultaneously (x) Pacer Corp. Blocker merged with and into PubCo, whereupon the separate corporate existence of Pacer Corp. Blocker ceased and PubCo became the surviving company (the “First HTP Merger”), and (y) Pacer L.P. Blocker merged with and into PubCo, whereupon the separate limited partnership existence of Pacer L.P. Blocker ceased and PubCo became the surviving company (the “Second HTP Merger” and together with the First HTP Merger, the “HTP Mergers”); and (v) following the HTP Mergers, Company Merger Sub merged with and into the Company, whereupon the separate limited liability company existence of Company Merger Sub ceased and the Company became the surviving company (the

“Company Merger” and together with the Blocker Mergers and the HTP Mergers, the “Mergers”) and continued its existence under the Act and in accordance with this Agreement;
Whereas, pursuant to the Company Merger, each of the Company Units, Series A Preferred Units, Series B Preferred Units and Series B-1 Preferred Units (as each is defined in the Existing LLC Agreement) outstanding prior to the effectiveness of this Agreement were exchanged for the number of Units set forth opposite such Member’s name on Schedule I hereto; and
Whereas, pursuant to the Merger Agreement, (i) the Members have agreed to amend and restate the Existing LLC Agreement in its entirety as set forth herein and (ii) PubCo, by its execution and delivery of this Agreement, is hereby admitted to the Company as a Member and shall have the rights and obligations as provided in this Agreement.
Now, Therefore, in consideration of the premises and agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree to amend and restate the Existing LLC Agreement to read in its entirety as follows:
ARTICLE I
DEFINITIONS
1.01   Definitions.   Capitalized terms used herein without definition have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
“Act” means, the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as it may be amended from time to time.
“Adjusted Capital Account Balance” means, with respect to each Member, the balance in such Member’s Capital Account adjusted (i) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (ii) by adding to such balance such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5), and any amounts such Member is obligated to restore pursuant to any provision of this Agreement or by applicable Law. The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.
“Agreement” has the meaning set forth in the preamble of this Agreement.
“Assignee” has the meaning set forth in Section 8.05.
“Assumed Tax Rate” means the highest effective marginal combined U.S. federal, state and local income tax rate (including the tax imposed under Section 1411 of the Code on net investment income) for a taxable year prescribed for an individual or corporate resident in New York, New York (whichever results in the application of the highest state and local tax rate for a given type of income), and taking into account (a) the limitations imposed on the deductibility of expenses and other items, (b) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income, and (c) the deductibility of state and local income taxes, to the extent applicable (and with any dollar limitation on state and local income tax deductibility assumed to be exceeded), but not taking into account any deduction under Section 199A of the Code or any similar state or local Law, as determined in good faith by the OpCo Board. For the avoidance of doubt, the Assumed Tax Rate shall be the same for all Members.
“Available Cash” means, as of a particular date, the amount of cash on hand which the OpCo Board, in its reasonable discretion, deems available for Distribution to the Members, taking into account all debts, liabilities and obligations of the Company then due and amounts that the OpCo Board, in its reasonable discretion, deems necessary to expend or retain for working capital or to place into reserves for customary and usual claims with respect to the Company’s operations.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.
“Capital Account” means the separate capital account maintained for each Member in accordance with Section 5.03 hereof.
“Capital Contribution” means, with respect to any Member, the aggregate amount of money contributed to the Company and the initial Carrying Value of any property (other than money), net of any liabilities assumed by the Company upon contribution or to which such property is subject, contributed to the Company pursuant to Article V. Any reference to the Capital Contribution of a Member will include any Capital Contributions made by a predecessor holder of such Member’s Units to the extent that such Capital Contribution was made in respect of Units Transferred to such Member. As of the Effective Time, each Member shall be deemed to have made Capital Contributions equal to the Closing Date Capital Account Balance of such Continuing Member set forth next to such Member’s name on Schedule I hereto.
“Carlyle” means Carlyle Partners VII Pacer Holdings, L.P., Pacer Corp. Blocker, Pacer L.P. Blocker, in each case, together with any affiliated investment funds and investment vehicles.
“Carrying Value” means, with respect to any Company asset, the asset’s adjusted basis for U.S. federal income tax purposes, except that the initial carrying value of assets contributed to the Company shall be their respective gross Fair Market Values on the date of contribution as determined by the OpCo Board, in its reasonable discretion, and the Carrying Values of all Company assets shall be adjusted to equal their respective Fair Market Values, in accordance with the rules set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional limited liability company interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the date of the Distribution of more than a de minimis amount of Company assets to a Member as consideration for an interest in the Company; (c) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); (d) in connection with the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing member acting in a partner capacity, or by a new Member acting in a partner capacity in anticipation of being a Member, (e) the acquisition of an interest in the Company upon the exercise of a noncompensatory option in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(s); (f) on the Effective Date in connection with the closing of the transactions contemplated by the Merger Agreement, (g) the conversion of any Restricted Common Units into Common Units upon the occurrence of a Vesting Event, if any, in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s); or (h) any other date specified in the Treasury Regulations; provided, however, that adjustments pursuant to clauses (a), (b), (d) and (g) above shall be made only if such adjustments are deemed necessary or appropriate by the OpCo Board, in its reasonable discretion to reflect the relative economic interests of the Members; and provided, further, if any noncompensatory option or Restricted Common Unit is outstanding upon the occurrence of an event described in this sentence (other than, if applicable, the noncompensatory options being exercised or the Restricted Common Units being converted that give rise to the occurrence of such event), Carrying Values shall be adjusted in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2) (or, in the case of outstanding Restricted Common Units, in accordance with principles similar to those set forth in such Sections). The Carrying Value of any Company asset distributed to any Member shall be adjusted immediately before such Distribution to equal its Fair Market Value. In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of “Profits” and “Losses” rather than the amount of depreciation determined for U.S. federal income tax purposes, and depreciation shall be calculated by reference to Carrying Value rather than tax basis once Carrying Value differs from tax basis. The Carrying Value of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Carrying Values shall not be adjusted pursuant to this sentence to the extent that the OpCo Board reasonably determines that an adjustment pursuant to clauses (a) through (g) of the first sentence of this definition is necessary or appropriate in connection with the transaction that would otherwise result in an adjustment pursuant to this sentence.

“Change of Control” has the meaning given to such term in the Tax Receivable Agreement; provided that, for the avoidance of doubt, any event that constitutes both a PubCo Offer and a Change of Control of PubCo shall be considered a PubCo Offer for purposes of this Agreement.
“Class” means the classes of Units into which the limited liability company interests in the Company may be classified or divided from time to time by the OpCo Board pursuant to the provisions of this Agreement. As of the date of this Agreement, the only Classes are Common Units, which includes the Earnout Company Units, and Restricted Common Units. Subclasses within a Class shall not be separate Classes for purposes of this Agreement. For all purposes hereunder and under the Act, only such Classes expressly established under this Agreement, including by the OpCo Board in accordance with this Agreement, shall be deemed to be a class of limited liability company interests in the Company.
“Class A Common Shares” means the shares of Class A Common Stock of PubCo, par value $0.0001 per share.
“Class B Common Shares” means the shares of Class B Common Stock of PubCo, par value $0.0001 per share.
“Closing” means the closing of the Mergers pursuant to the Merger Agreement.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Common Percentage Interest” means, with respect to any Member, the quotient obtained by dividing the aggregate number of Common Units then owned by such Member by the aggregate number of Common Units then owned by all Members.
“Common Units” means the Units of limited liability company interest in the Company designated as the “Common Units” herein (which, for the avoidance of doubt, includes the Earnout Company Units) and having the rights pertaining thereto as are set forth in this Agreement, but shall exclude any Restricted Common Units prior to their conversion into Common Units upon the occurrence of a Vesting Event, if any.
“Company” has the meaning set forth in the preamble of this Agreement.
“Company Minimum Gain” has the meaning ascribed to the term “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).
“Company Voting and Support Agreement” means that certain Voting and Support Agreement by and among the Company, PubCo and the Members party thereto, dated as of September 8, 2021.
“Competitively Sensitive Information” means, as it relates to any Member, (i) information that contains details regarding the activities of the Company and its Affiliates which are competitive with the business of, or present a conflict of interest with, such Member and/or its Affiliates, (ii) cost, pricing, vendor and supplier terms and information (including margin and profitability) regarding the products and services that the Company provides or may provide a Member and/or its Affiliates pursuant to the Company’s commercial relationship with such Member and/or its Affiliates or (iii) details, discussions or the existence of (or offers, proposals or inquiries for) any agreements with, business relationships with or work performed for, specific customers and other business partners who could be competitors of, or present a conflict of interest with, such Member and/or its Affiliates, in each case as determined by the OpCo Board; provided that, this definition shall exclude any information filed with the U.S. Securities and Exchange Commission (the “Commission”) or otherwise made publicly available.
“Contingencies” has the meaning set forth in Section 9.03(a).
“Continuing Members” means the Members of the Company as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Company Merger.
“Continuing Member Representative” means PubCo or such other Person as may be appointed from time to time by holders of a majority of Units held by Continuing Members who hold Units at the time of determination.

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.
“Conversion Date” means, with respect to any Restricted Common Unit, the date on which a Vesting Event occurs for such Restricted Common Unit or such later date determined pursuant to Section 7.05(b).
“Covered Transaction” means any liquidation, dissolution or winding up of the Company (whether occurring through one transaction or a series of related transactions, and whether voluntary or involuntary) and any other sale, redemption or Transfer of Units.
“Designated Individual” has the meaning set forth in Section 5.08.
“Disinterested Majority” means (a) with respect to the PubCo Board, a majority of the directors of the PubCo Board who are disinterested as determined by the PubCo Board in accordance with the DGCL and other applicable Delaware Law with respect to the matter being considered by the PubCo Board; provided that, to the extent a matter being considered by the PubCo Board is required to be considered by disinterested directors under the rules of the national securities exchange on which the Class A Common Shares are then listed, the Securities Act or the Exchange Act, such rules with respect to the definition of disinterested director shall apply solely with respect to such matter and (b) with respect to the OpCo Board, a majority of the Managers who are disinterested as determined by the OpCo Board in accordance with applicable Delaware Law with respect to the matter being considered by the OpCo Board.
“Distribution” means the transfer of any money or other property to a Member or its Assignee in respect of its Units or other Equity Interests in the Company.
“Distribution Catch-Up Payment” has the meaning set forth in Section 4.01(c).
“Distribution Catch-Up Period” means, with respect to any Restricted Common Unit, the period beginning at the Effective Time and ending on the Conversion Date with respect to such Restricted Common Unit.
“DGCL” means the Delaware General Corporation Law, as amended.
“Earnout Company Units” has the meaning set forth in the Sponsor Letter Agreement. The Earnout Company Units outstanding as of the Closing Date (as defined in the Merger Agreement) are held by PubCo and are designated as such as set forth in Schedule I attached hereto.
“Effective Date” has the meaning set forth in the preamble of this Agreement.
“Encumbrance” means any mortgage, hypothecation, claim, lien, encumbrance, conditional sales or other title retention agreement, right of first refusal, preemptive right, pledge, option, charge, security interest or other similar interest, easement, judgment or imperfection of title of any nature whatsoever, other than encumbrances arising under applicable securities Laws.
“Equity Interests” means (a) capital stock, membership interests, partnership interests, other equity interests, rights to profits or revenue and any other similar interest in any corporation, partnership, limited liability company or other business entity, (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing, whether at the time of issuance or upon the passage of time or the occurrence of some future event and (c) any warrant, option or other right (contingent or otherwise) to acquire any of the foregoing.
“ERISA” means The Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Agreement” means the Exchange Agreement dated as of or about the date hereof by and among the Company, PubCo, the other Members of the Company from time to time party thereto, and the other parties thereto, as amended from time to time.

“Exchange Transaction” means an exchange of Common Units and Class B Common Shares for Class A Common Shares of PubCo pursuant to, and in accordance with, the Exchange Agreement (including pursuant to a Direct Exchange (as defined in the Exchange Agreement)).
“Existing LLC Agreement” has the meaning set forth in the recitals of this Agreement.
“Family Group” means, with respect to a Person who is an individual, (a) such Person’s spouse and direct descendants (whether natural or adopted) (collectively, for purposes of this definition, “relatives”), and (b) any trust, the trustee of which is such Person and which at all times is and remains solely for the benefit of such Person and/or such Person’s relatives.
“First A&R LLC Agreement” has the meaning set forth in the recitals of this Agreement.
“Fiscal Year” means, unless otherwise determined by the OpCo Board in its sole discretion in accordance with Section 12.12, any twelve-month period commencing on January 1 and ending on December 31.
“GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time.
“HTP” has the meaning set forth in the recitals of this Agreement.
“Incapacity” means, with respect to any Person, the bankruptcy, dissolution, termination of such Person.
“Income Amount” has the meaning set forth in Section 4.01(d)(i).
“Indemnitee” means (a) each Manager, (b) any additional or substitute Manager, (c) any Person who is or was a Partnership Representative, (d) any Person that is required to be indemnified by PubCo as an “indemnitee” in accordance with the certificate of incorporation and/or bylaws of PubCo as in effect from time to time, (e) any Person or any additional or substitute Person who is or was serving, in each case of the following, at the request of PubCo as an officer, director, employee, member, Member, Partnership Representative, agent, fiduciary or trustee of another Person; provided that, a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, (f) any Officer, (g) any other Person the OpCo Board in its sole discretion designates as an “Indemnitee” for purposes of this Agreement, (h) any former officer or manager of the Company pursuant to Section 10.02 of the Merger Agreement and (i) any heir, executor or administrator with respect to Persons named in clauses (a) through (h).
“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order issued or promulgated by any national, supranational, state, federal, provincial, local or municipal government or any administrative or regulatory body with authority therefrom with jurisdiction over the Company or any Member, as the case may be.
“Liquidation Agent” has the meaning set forth in Section 9.03.
“Liquidity Event” means, whether occurring through one transaction or a series of related transactions, any liquidation, dissolution or winding up, voluntary or involuntary, of the Company.
“Lock-Up Period” means the period from the date of the Closing and ending on the first to occur of (i) the date that is one-hundred and eighty (180) days following the date of the Closing and (ii) the date on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of PubCo’s stockholders having the right to exchange their Class A Common Shares for cash, securities or other property.
“Manager” has the meaning set forth in Section 3.01(a).
“Managing Member” means the Person designated by the Company as the “managing member” in accordance with the terms of this Agreement (if any), in its capacity as the managing member of the Company. For the avoidance of doubt, as of the date of this Agreement, the Company does not have a Managing Member.

“Mandatory Exchange” has the meaning set forth in Section 8.02(a).
“Member” means, at any time, each person listed as a Member (including PubCo) on the books and records of the Company, in each case for so long as he, she or it remains a Member of the Company as provided hereunder.
“Member Nonrecourse Debt Minimum Gain” means an amount with respect to each partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) equal to the Company Minimum Gain that would result if such partner nonrecourse debt were treated as a nonrecourse liability (as defined in Treasury Regulations Section 1.704-2(b)(3)) determined in accordance with Treasury Regulations Section 1.704-2(i)(3).
“Member Nonrecourse Deductions” has the meaning ascribed to the term “partner nonrecourse deductions” set forth in Treasury Regulations Section 1.704-2(i)(2).
“Member’s Required Tax Distribution” has the meaning set forth in Section 4.01(d)(i).
“Mergers” has the meaning set forth in the recitals of this Agreement.
“Merger Agreement” has the meaning set forth in the recitals of this Agreement.
“MV” means McKesson Ventures LLC or its Affiliates.
“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1). The amount of Nonrecourse Deductions of the Company for a Fiscal Year equals the net increase, if any, in the amount of Company Minimum Gain of the Company during that fiscal year, determined according to the provisions of Treasury Regulations Section 1.704-2(c).
“Officer” means each Person designated as an officer of the Company by the OpCo Board pursuant to and in accordance with the provisions of Section 3.06, subject to any resolutions of the OpCo Board appointing such Person as an officer of the Company or relating to such appointment.
“OpCo Board” means the board of managers of the Company.
“Original LLC Agreement” has the meaning set forth in the recitals of this Agreement.
“Original Units” means the Units outstanding under the Existing LLC Agreement prior to the Effective Time.
“Participating Unit” means, with respect to any Distribution (or other allocation of proceeds) pursuant to Section 4.01(a) or Section 4.02, any outstanding Unit (which includes, for the avoidance of doubt, the Earnout Company Units), but shall exclude any Restricted Common Units prior to their conversion into Common Units upon the occurrence of a Vesting Event, if any.
“Partnership Representative” means any Person acting as “tax matters partner” or the “partnership representative” pursuant to Section 5.08.
“Permitted Transferee” means any transferee in an Exempt Transfer.
“Person” means any individual, estate, corporation, partnership, limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.
“Primary Indemnification” has the meaning set forth in Section 10.02(a).
“Proceeding” has the meaning set forth in Section 10.02(a).
“Profits” and “Losses” means, for each Fiscal Year or other period, the taxable income or loss of the Company, or particular items thereof, determined in accordance with the accounting method used by the Company for U.S. federal income tax purposes with the following adjustments: (a) all items of income, gain, loss or deduction allocated pursuant to Section 5.05 shall not be taken into account in computing such taxable income or loss (but the amounts of items to be specially allocated pursuant to Section 5.05 shall be determined by applying rules analogous to those set forth in the remainder of this definition of “Profits” and “Losses”); (b) any income of the Company that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss; (c) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any gain or loss resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (d) upon an adjustment to the Carrying Value (other than an adjustment in respect of depreciation) of any asset, pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; (e) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, the amount of depreciation, amortization or cost recovery deductions with respect to such asset for purposes of determining Profits and Losses, if any, shall be an amount which bears the same ratio to such Carrying Value as the U.S. federal income tax depreciation, amortization or other cost recovery deductions bears to such adjusted tax basis (provided that, if the U.S. federal income tax depreciation, amortization or other cost recovery deduction is zero, the OpCo Board may use any reasonable method for purposes of determining depreciation, amortization or other cost recovery deductions in calculating Profits and Losses); (f) to the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a Distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing such taxable income or loss and (g) except for items in (a) above, any expenditures of the Company not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Profits and Losses pursuant to this definition shall be treated as deductible items.
“PubCo Board” means the board of directors of PubCo.
“PubCo Offer” has the meaning set forth in Section 8.02(a).
“Quality King” means Quality King Distributors, Inc. and its Affiliates.
“Qualified Transaction” shall mean a Change of Control.
“RB” means RB Health (US) LLC or its Affiliates.
“Requisite Continuing Members” means the Members that collectively hold a majority of the Units that are collectively held by the Continuing Members at the time of determination.
“Restricted Common Unit” means the Units which are restricted and subject to vesting, with the rights and privileges as set forth in this Agreement, including the Series 1 RCUs, the Series 2 RCUs, the Series 3 RCUs and the Series 4 RCUs.
“Revised Partnership Audit Provisions” means Code Sections 6221 through 6241, as in effect for taxable years of the Company beginning after 2017 together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and published administrative interpretations thereof, and any comparable provisions of state or local tax Law.
“SA” means Sealed Air Corporation (US) or its Affiliates.
“Second A&R LLC Agreement” has the meaning set forth in the recitals of this Agreement.
“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series 1 RCU” means a Restricted Common Unit which is restricted subject to vesting and will vest upon the occurrence of a Series 1 Vesting Event, with the rights and privileges as set forth in this Agreement.
“Series 2 RCU” means a Restricted Common Unit which is restricted subject to vesting and will vest upon the occurrence of a Series 2 Vesting Event, with the rights and privileges as set forth in this Agreement.

“Series 3 RCU” means a Restricted Common Unit which is restricted subject to vesting and will vest upon the occurrence of a Series 3 Vesting Event, with the rights and privileges as set forth in this Agreement.
“Series 4 RCU” means a Restricted Common Unit which is restricted subject to vesting and will vest upon the occurrence of a Series 4 Vesting Event, with the rights and privileges as set forth in this Agreement.
“Series 1 Vesting Event” means the occurrence of (a) the $12.00 Share Price Milestone (as defined in the Merger Agreement) or (b) an Earnout Strategic Transaction $12.00 Vesting Event (as defined in the Merger Agreement).
“Series 2 Vesting Event” means the occurrence of (a) the $14.00 Share Price Milestone (as defined in the Merger Agreement) or (b) an Earnout Strategic Transaction $14.00 Vesting Event (as defined in the Merger Agreement).
“Series 3 Vesting Event” means the occurrence of (a) the $16.00 Share Price Milestone (as defined in the Merger Agreement) or (b) an Earnout Strategic Transaction $16.00 Vesting Event (as defined in the Merger Agreement).
“Series 4 Vesting Event” means the occurrence of (a) the $18.00 Share Price Milestone (as defined in the Merger Agreement) or (b) an Earnout Strategic Transaction $18.00 Vesting Event (as defined in the Merger Agreement).
“Similar Law” means any law or regulation that could cause the underlying assets of the Company to be treated as assets of the Member by virtue of its limited liability company interest in the Company and thereby subject the Company and PubCo (or other persons responsible for the investment and operation of the Company’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code.
“Sponsor Letter Agreement” means the Letter Agreement dated as of September 8, 2021 by and between HTP and Highland Transcend Partners, LLC, a Cayman Islands limited liability company, as amended from time to time.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.
“Surviving Pubco Board” has the meaning set forth in the Merger Agreement.
“Tax Advances” has the meaning set forth in Section 5.07.
“Tax Distributions” has the meaning set forth in Section 4.01(d)(ii).
“Tax Estimation Period” shall mean each period from January 1 through March 31, from April 1 through May 31, from June 1 through August 31, and from September 1 through December 31 of each taxable year.
“Tax Receivable Agreement” means the Tax Receivable Agreement dated as of or about the date hereof among the Company, PubCo and the other parties from time to time party thereto, as amended from time to time.

“Transfer” means, in respect of any Unit, property or other asset, any sale, assignment, transfer, distribution, exchange, mortgage, pledge, hypothecation or other disposition thereof, whether voluntarily or by operation of Law, directly or indirectly, in whole or in part, including the exchange of any Unit for any other security or the entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Unit, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The term “Transferred” shall have a meaning correlative to the foregoing.
“Transferee” means any Person that is a permitted transferee of a Member’s interest in the Company, or part thereof.
“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Units” means the Common Units, which includes the Earnout Company Units, the Restricted Common Units and any other Class of Units that is established in accordance with this Agreement, which shall constitute limited liability company interests in the Company as provided in this Agreement and under the Act, entitling the holders thereof to the relative rights, title and interests in the profits, losses, deductions and credits of the Company at any particular time as set forth in this Agreement, and any and all other benefits to which a holder thereof may be entitled as a Member as provided in this Agreement, together with the obligations of such Member to comply with all terms and provisions of this Agreement.
“Vesting Event” means (a) with respect to each Series 1 RCU, a Series 1 Vesting Event, (b) with respect to each Series 2 RCU, a Series 2 Vesting Event, (c) with respect to each Series 3 RCU, a Series 3 Vesting Event and (d) with respect to each Series 4 RCU, a Series 4 Vesting Event.
“Voting Members” means each of the Members other than PubCo and its respective Subsidiaries.
ARTICLE II
FORMATION, TERM, PURPOSE AND POWERS
2.01   Formation.   The Company was formed as a limited liability company under the provisions of the Act by the filing of the Certificate on July 15, 2014. If requested by the OpCo Board, the Members shall promptly execute all certificates and other documents consistent with the terms of this Agreement necessary for the OpCo Board to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for (a) the formation and operation of a limited liability company under the Laws of the State of Delaware, (b) if the OpCo Board in its sole discretion deems it advisable, the operation of the Company as a limited liability company, or entity in which the Members have limited liability, in all jurisdictions where the Company proposes to operate and (c) all other filings required to be made by the Company. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control. The execution, delivery and filing of the Certificate and each amendment thereto is hereby ratified, approved and confirmed by the Members.
2.02   Name.   The name of the Company shall be, and the business of the Company shall be conducted under the name of “Packable Holdings, LLC” and all Company business shall be conducted in that name or in such other names that comply with applicable Law as the OpCo Board in its sole discretion may select from time to time. Subject to the Act, the OpCo Board in its sole discretion may change the name of the Company (and amend this Agreement to reflect such change) at any time and from time to time without the consent of any other Person. Prompt notification of any such change shall be given to all Members.
2.03   Term.   The term of the Company commenced on the date of the filing of the Certificate, and the term shall continue until the dissolution of the Company in accordance with Article IX. The existence of the Company shall continue until cancellation of the Certificate in the manner required by the Act.

2.04   Offices.   The Company may have offices at such places either within or outside the State of Delaware as the OpCo Board from time to time may select in its sole discretion. As of the date hereof, the principal place of business and office of the Company is located at 1985 Marcus Ave, Suite 207, Lake Success, NY 11042.
2.05   Agent for Service of Process; Existence and Good Standing; Foreign Qualification.
(a)    The registered office of the Company in the State of Delaware shall be located at c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The name of the registered agent of the Company for service of process on the Company in the State of Delaware at such address shall be Corporation Service Company.
(b)    The OpCo Board in its sole discretion may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the Laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable Laws and regulations. The OpCo Board in its sole discretion may file or cause to be filed for recordation in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of formation and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members. The OpCo Board in its sole discretion may cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Officers, with all requirements necessary to qualify the Company to do business in any jurisdiction other than the State of Delaware.
2.06   Business Purpose.   The Company was formed for the object and purpose of, and the nature and character of the business to be conducted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act.
2.07   Powers of the Company.   Subject to the limitations set forth in this Agreement, the Company will possess and may exercise all of the powers and privileges granted to it by the Act including the ownership and operation of the assets and other property contributed to the Company by the Members, by any other Law or this Agreement, together with all powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the purpose of the Company set forth in Section 2.06.
2.08   Members; Reclassification; Admission of New Members.   Each of the Persons listed on Schedule I hereto, as the same may be amended from time to time in accordance with this Agreement, by virtue of its execution of this Agreement, are admitted as Members of the Company. The rights, duties and liabilities of the Members shall be as provided in the Act, except as is otherwise expressly provided herein, and the Members consent to the variation of such rights, duties and liabilities as provided herein. Subject to Section 8.07 with respect to substitute Members, a Person may be admitted from time to time as a new Member with the written consent of the OpCo Board in its sole discretion. Each new Member shall execute and deliver to the OpCo Board an appropriate supplement to this Agreement pursuant to which the new Member agrees to be bound by the terms and conditions of this Agreement, as it may be amended from time to time.
2.09   Resignation.   No Member shall have the right to resign as a member of the Company other than following the Transfer of all Units owned by such Member in accordance with Article VIII.
2.10   Representations of Members.   Each Member severally (and not jointly) represents and warrants to the Company and each other Member as of the date of such Member’s admittance to the Company (or as of the date hereof for any Member as of the date hereof) and as of each subsequent date that such Member acquires any additional Units that:
(a)   Organization; Authority.
(i)    To the extent it is not a natural person, (x) it is duly formed, validly existing and in good standing (if applicable) under the Laws of the jurisdiction of its formation, and if required by Law is duly qualified to conduct business and is in good standing in the jurisdiction of its principal place of business (if not formed in such jurisdiction), and (y) has full corporate, limited liability company, partnership, trust or other applicable power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries or other Persons necessary for the due authorization, execution, delivery and performance of this Agreement by that Member have been duly taken.
(ii)   It has duly executed and delivered this Agreement, and this Agreement is enforceable against such Member in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity).
(b)   Non-Contravention.   Its authorization, execution, delivery, and performance of this Agreement does not breach or conflict with or constitute a default under (x) such Member’s charter or other governing documents to the extent it is not a natural person, (y) any material obligation under any other material agreement to which that Member is a party or by which it is bound or (z) applicable Law.
(c)   Due Inquiry.   It has had, prior to the execution and delivery of this Agreement, the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained, and received all such information about the Company and the Units as it has requested.
(d)   Purpose of Investment.   It is acquiring and holding its Units solely for investment purposes, for its own account and not for the account or benefit of any other Person and not with a view towards the distribution or dissemination thereof, did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act, and acknowledges and understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the offering of any Units.
(e)   Transfer Restrictions.   It understands that the Units and the Class B Common Shares are each being Transferred in a transaction not involving a public offering within the meaning of the Securities Act, and the Units and Class B Common Shares will comprise “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act which shall not be sold, pledged, hypothecated or otherwise transferred except in accordance with the terms of this Agreement, the Company Voting and Support Agreement and applicable Law. It understands and agrees that each of the Units and Class B Common Shares received or retained by it as consideration under the Merger Agreement, including any Units or Class B Common Shares issued or delivered to it after the Closing pursuant to the Merger Agreement, may not be Transferred during the Lock-Up Period except in accordance with the terms hereof. It agrees that, if in the future it decides to offer, resell, pledge or otherwise Transfer any portion of its Units or Class B Common Shares, such Units and/or Class B Common Shares may be offered, resold or otherwise Transferred only pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration and/or qualification under the Securities Act and applicable state securities Laws, and as a condition precedent to any such Transfer, it may be required to deliver to the Company an opinion of counsel satisfactory to the Company, and agrees, absent registration or an exemption with respect to its Units, not to resell any such Units and/or Class B Common Shares.
(f)   Investor Status.   It (i) has adequate means of providing for its current needs and possible contingencies, is able to bear the economic risks of its investment for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such loss should occur, (ii) is sophisticated in financial matters and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (iii) is, or is controlled by, an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act, and acknowledges the issuance of Units under this Agreement is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under federal and state Law, and (iv) is treated as a single partner within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)).
2.11   Amendment and Restatement of Existing LLC Agreement.   Each of the Members agrees and acknowledges that this Agreement amends and restates the Existing LLC Agreement, which is no longer in effect.
ARTICLE III
MANAGEMENT
3.01   OpCo Board.
(a)   Except for situations in which the approval of one or more of the Members is specifically required by the express terms of this Agreement, and subject to the provisions of this Article III, the business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the OpCo Board comprised of managers appointed, removed and replaced in accordance with this Article III (each, a “Manager” and collectively, the “Managers”), and the OpCo Board shall have the sole power to bind or take any action on behalf of the Company, or to exercise any rights and powers (including the rights and powers to take certain actions, give or withhold certain consents or approvals, or make certain determinations, opinions, judgments or other decisions) granted to the Company under this Agreement or any other agreement, instrument or other document to which the Company is a party. As of the date hereof, the initial Managers shall be the individuals listed as Managers on Exhibit A attached hereto.
(b)   Without limiting the generality of the foregoing, but subject to any situations in which the approval of the Members is specifically required by this Agreement, (x) the OpCo Board shall have discretion in determining whether to issue Equity Interests of the Company, the number of Equity Interests of the Company to be issued at any particular time, the purchase price for any Equity Interests of the Company issued, and all other terms and conditions governing the issuance of Equity Interests of the Company and (y) the OpCo Board may enter into, approve, and consummate any Liquidity Event or other extraordinary or business combination or divestiture transaction, and execute and deliver on behalf of the Company or the Members any agreement, document and instrument in connection therewith (including amendments, if any, to this Agreement or adoptions of new constituent documents) without the approval or consent of any Member. The OpCo Board shall operate the Company and its Subsidiaries in accordance in all material respects with an annual budget, business plan and financial forecasts for the Company and its Subsidiaries for each fiscal year.
(c)   Each Manager shall be a “manager” of the Company for the purposes of the Act. Each Manager is hereby designated as an authorized person, within the meaning of the Act, to execute, deliver and file the certificate of formation of the Company and all other certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed in the Office of the Secretary of State of the State of Delaware. Each Manager is hereby authorized to execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business. In connection with the performance of their duties as members of the OpCo Board, the Managers shall owe to the Members the same fiduciary duties as they would owe to the stockholders of a Delaware corporation under the DGCL if they were members of the board of directors of such a corporation and the Members were stockholders of such corporation. Notwithstanding any other provision of this Agreement to the contrary, without the consent of any Member or other Person being required, the Company is hereby authorized to execute, deliver and perform, and each Manager or any officer on behalf of the Company, is hereby authorized to execute and deliver (x) each Tax Receivable Agreement; and (y) any amendment and any agreement, document or other instrument contemplated thereby or related thereto. Each Manager or any officer is hereby authorized to enter into the documents described in the preceding sentence on behalf of the Company, but such authorization shall not be deemed a restriction on the power of the OpCo Board or any officer to enter into other documents on behalf of the Company. Nothing set forth in this Agreement shall reduce or restrict the rights of any Person set forth in the Tax Receivable Agreement, subject to the terms and conditions thereof.

(d)   Without limiting the foregoing provisions of this Section 3.01, the OpCo Board shall have the general power to manage or cause the management of the Company (which may be delegated to Officers of the Company), including the following powers:
(i)   to develop and prepare a business plan each year which will set forth the operating goals and plans for the Company;
(ii)   to execute and deliver or to authorize the execution and delivery of contracts, deeds, leases, licenses, instruments of transfer and other documents on behalf of the Company;
(iii)   to make any expenditures, to lend or borrow money, to assume or guarantee, or otherwise contract for, indebtedness and other liabilities, to issue evidences of indebtedness and to incur any other obligations;
(iv)   to establish and enforce limits of authority and internal controls with respect to all personnel and functions;
(v)   to engage attorneys, consultants and accountants for the Company;
(vi)   to develop or cause to be developed accounting procedures for the maintenance of the Company’s books of account; and
(vii)   to do all such other acts as shall be authorized in this Agreement or by the Members in writing from time to time.
3.02   Election of the OpCo Board.
(a)   The size of the OpCo Board shall initially be fixed at a number of Persons equal to the total number of directors serving on the Surviving Pubco Board effective as of the Closing. From time to time following the date hereof, PubCo, without the consent of any other Member, shall be entitled to increase or decrease the size of the OpCo Board. Following any such adjustment, the Members shall be obligated to remove any Managers and to elect (i) the applicable number of the PubCo Designees as designated by PubCo and (ii) the applicable number of the Voting Member Designees as designated by the holders of a majority of the Common Units then outstanding held by such Voting Members in accordance with such adjusted OpCo Board membership requirements.
(b)   PubCo shall have the right to appoint, remove and replace a number of Managers equal to the total number of Managers then comprising the authorized number of Managers on the OpCo Board less the number of Voting Member Designees (such designees, the “PubCo Designees”); provided that, the number of PubCo Designees shall comprise the majority of all of the number of Managers then constituting all of the authorized Managers. The Voting Members shall have the right to appoint, remove and replace at least two (2) of the Managers (such designees, the “Voting Member Designees”), as designated by the holders of a majority of the Common Units then outstanding held by such Voting Members. The Voting Member Designees shall be reasonably acceptable to PubCo in its sole discretion, and PubCo acknowledges and agrees that any member of the PubCo Board may be designated as a Voting Member Designee.
(c)   Following the date hereof, the OpCo Board shall be elected annually by the Members in accordance with this Section 3.02, and the Managers so elected to the OpCo Board shall serve as the Managers until a successor has been duly elected to the OpCo Board in accordance with this Section 3.02. Not more than one year after the later of (i) the date hereof and (ii) the last meeting of the Members or action by written consent of the Members at which or pursuant to which the Managers were elected in accordance with this Section 3.02, the OpCo Board at such time (or the Members if the OpCo Board shall fail to take such action) shall either (x) call and hold a meeting of the Members for purposes of electing the Managers or (ii) seek written consents from the requisite Members to elect the Managers, in each case of the foregoing, with one outstanding Common Unit entitled to vote thereat being entitled to cast one vote thereat.
(d)   A Person shall be elected as a Manager if the election of such Manager is approved by Members holding a majority of the votes cast at a meeting held for such purpose; provided, however,

that if the Person so elected as a Manager was not a Manager immediately prior to such election, such election shall not be effective, and such Person shall not become a Manager, unless and until such Person has executed and delivered to the Company the written agreement of such Person to be bound by the terms of this Agreement applicable to the Managers, in form and substance reasonably satisfactory to the Managers serving immediately prior to such election or to the Members holding a majority of the outstanding Common Units entitled to vote in the election of Managers.
(e)   Each of the Members hereby irrevocably agrees, in connection with each such meeting of the Members or written consent contemplated by this Section 3.02, to vote all of the outstanding Common Units entitled to vote thereon held by such Member at each election of Managers in favor of each of (i) the PubCo Designees, as determined pursuant to Section 3.02(b) and as designated by PubCo prior to such meeting or written consent to serve on the OpCo Board) and (ii) the Voting Member Designees, as determined pursuant to Section 3.02(b) and as designated by the holders of a majority of the Common Units then outstanding held by such Voting Members.
(f)   A Manager may resign as a Manager at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective; provided that, if a Voting Member Designee ceases to serve on the PubCo Board, then such Voting Member Designee shall resign or be removed by the Members concurrently with the conclusion of such service on the PubCo Board. A Manager may be removed at any time, with or without cause, only by the Members that designated such Manager(s) pursuant to Section 3.02. Any vacancy on the OpCo Board shall be filled solely by PubCo until the next annual election or vote of the Managers pursuant to Section 3.02.
3.03   Meetings of the OpCo Board.
(a)   Meetings of the OpCo Board may be called by any Manager or PubCo.
(b)   A majority of Managers then serving on the OpCo Board shall constitute a quorum for the transaction of business by the OpCo Board; provided, however, that if there are a total of [3] or fewer Managers then serving on the OpCo Board, all such Managers shall constitute a quorum for the transaction of business by the OpCo Board.
(c)   Notice of any meeting shall be given pursuant to Section 12.02 to all Managers not less than twenty-four (24) hours prior to the meeting. A notice need not specify the purpose of any meeting. Notice of a meeting need not be given to any Manager who signs a waiver of notice, a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting the lack of notice prior to the commencement of the meeting. All such waivers, consents and approvals shall be filed with the Company’s records or made a part of the minutes of the meeting.
(d)   Managers may participate in any meeting of the Managers by means of conference telephones or other means of electronic communication so long as all Managers participating can hear or communicate with one another. A Manager so participating is deemed to be present at the meeting.
3.04   Compensation.   The Managers shall not be entitled to any compensation for services rendered to the Company in its capacity as a Manager.
3.05   Expenses. The Company shall pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals) incurred in pursuing and conducting, or otherwise related to, the activities of the Company. The Company may also, in the sole discretion of the OpCo Board, bear and/or reimburse the Managers for (i) any costs, fees or expenses incurred by them in connection with serving on the OpCo Board and (ii) all other expenses allocable to the Company or otherwise incurred by PubCo in connection with operating the Company’s business (including expenses allocated to PubCo by its Affiliates). To the extent that PubCo determines in its sole discretion that such expenses are related to the business and affairs of PubCo that are conducted through the Company and/or its subsidiaries (including expenses that relate to the business and affairs of the Company and/or its subsidiaries and that also relate to other activities of PubCo), the OpCo Board may cause the Company to pay or bear all expenses of PubCo, including compensation and meeting costs of any board of directors or similar body of PubCo, any salary, bonus, incentive compensation and other amounts paid to any Person including Affiliates of PubCo to perform services for the Company, litigation costs and damages arising from litigation, accounting and legal costs and franchise taxes; provided that, the Company shall not pay or bear any income tax obligations of PubCo or any obligations of PubCo under the Tax Receivable Agreement. Reimbursements pursuant to this Section 3.05 shall be in addition to any reimbursement as a result of indemnification pursuant to Section 10.02.
3.06   Officers.   Subject to the direction and oversight of the OpCo Board, the day-to-day administration of the business of the Company may be carried out by persons who may be designated as officers by the OpCo Board, with titles including “assistant secretary,” “assistant treasurer,” “chairman,” “chief executive officer,” “chief financial officer,” “chief operating officer,” “director,” “general counsel,” “general manager,” “managing director,” “president,” “principal accounting officer,” “secretary,” “senior chairman,” “senior managing director,” “treasurer,” “vice chairman,” “executive vice president” or “vice president,” and as and to the extent authorized by the OpCo Board in its sole discretion. The officers of the Company shall have such titles and powers and perform such duties as shall be determined from time to time by the OpCo Board and otherwise as shall customarily pertain to such offices. Any number of offices may be held by the same person. In its sole discretion, the OpCo Board may choose not to fill any office for any period as it may deem advisable. All officers and other persons providing services to or for the benefit of the Company shall be subject to the supervision and direction of the OpCo Board and may be removed, with or without cause, from such office by the OpCo Board and the authority, duties or responsibilities of any employee, agent or officer of the Company may be suspended by the OpCo Board from time to time, in each case in the sole discretion of the OpCo Board. No Manager shall cease to be a Manager as a result of the delegation of any duties hereunder. No officer of the Company, in its capacity as such, shall be considered a Manager by agreement, as a result of the performance of its duties hereunder or otherwise.
3.07   Authority of Members.
(a)   Except as expressly provided herein, no Member (other than any Managers who are also Members), in its capacity as such, shall participate in or have any control over the business of the Company. Except as expressly provided herein, the Units do not confer any rights upon the Members to participate in the affairs of the Company described in this Agreement. Except as expressly provided herein, no Member (other than any Managers who are also Members) shall have any right to vote on any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote on or consent with respect to under the Act, at law, in equity or otherwise. The conduct, control and management of the Company shall be vested exclusively in the OpCo Board. In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the OpCo Board shall be the decision of the Company.
(b)   Except as required or permitted by Law, or expressly provided herein or by separate agreement with the Company, no Member who is not also a Manager (and acting in such capacity) shall take any part in the management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Manager (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member. Notwithstanding the foregoing, the Company may from time to time appoint one or more Members as officers or employ one or more Members as employees, and such Members, in their capacity as officers or employees of the Company (and not, for clarity, in their capacity as Members of the Company), may take part in the control and management of the business of the Company to the extent such authority and power to act for or on behalf of the Company has been delegated to them by the OpCo Board.
3.08   Meetings of the Members.
(a)   Meetings of the Members solely for the purposes expressly permitted herein may be called upon the written request of the OpCo Board or Members holding a majority of the outstanding Common Units entitled to vote thereat. Such request shall state the location of the meeting and the nature of the business to be transacted at the meeting. Written notice of any such meeting shall be given to all Members not less than two Business Days and not more than 30 days prior to the date of such meeting. Solely to the extent the vote or consent of Members is expressly permitted or required under this Agreement, such vote or consent may be given at a meeting of the Members or may be given in accordance with the procedure prescribed in this Section 3.08. Except as otherwise expressly provided herein, the affirmative vote of the Members holding a majority of the outstanding Common Units entitled to vote at such meeting voting at such meeting shall constitute the act of the Members from such meeting.
(b)   Each Member may authorize any Person or Persons to act for it by proxy on all matters in which such Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by such Member or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Member executing it.
(c)   Each meeting of Members shall be conducted by the OpCo Board or such individual Person as the OpCo Board deems appropriate.
(d)   [The holders of a majority of the outstanding Common Units and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Members for the transaction of business, except as otherwise provided by Law. In the absence of a quorum, the OpCo Board, or its designee , may, or the Members so present by majority vote may, adjourn the meeting from time to time until a quorum shall attend. Any meeting of Members, annual or special, may be adjourned by the Manager or by a majority vote of the Members present, whether or not a quorum, and reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.]
3.09   Action by Written Consent or Ratification.
(a)   Any action required or permitted to be taken by the Members pursuant to this Agreement shall be taken if all Members whose consent or ratification is required consent thereto or provide a consent or ratification in writing.
(b)   Any action required, required to be approved or permitted to be taken by the OpCo Board pursuant to this Agreement may be taken or approved, as applicable, by the OpCo Board acting pursuant to a writing which evidences its approval of or consent to such action.
(c)   Any consent or approval of the Members, the OpCo Board or the PubCo Board required or permitted by this Agreement to be “written” may also be made by the use of electronic transmission.
3.10   Investment Company Act Restrictions.   The OpCo Board shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.
3.11   Transactions Between the Company and PubCo.   The OpCo Board may cause the Company to contract and deal with PubCo, or any Affiliate of PubCo; provided that, such contracts and dealings (other than contracts and dealings between the Company and its Subsidiaries) are on terms comparable in all material respects to with those available to the Company from others dealing at arm’s length or are approved by the Disinterested Majority or the Requisite Continuing Members; provided that, the foregoing shall in no way limit the OpCo Board’s rights under Section 3.01, Section 3.04, Section 3.05 or Section 3.09. The Members hereby approve each of the contracts or agreements between or among PubCo, the Company and their respective Affiliates entered into on or prior to the date of this Agreement in accordance with the Existing LLC Agreement or that the board of managers of the Company or the PubCo Board has approved in connection with the transactions contemplated by the Merger Agreement.

ARTICLE IV
DISTRIBUTIONS
4.01   Distributions
(a)   Distributions Generally.   The OpCo Board may, subject to (i) any restrictions contained in the financing agreements to which the Company or any its Subsidiaries is a party, (ii) having Available Cash, and (iii) any other restrictions set forth in this Agreement, make Distributions at any time and from time to time. Notwithstanding any other provision of this Agreement to the contrary, no Distribution, Tax Distribution or other payment in respect of Units shall be required to be made to any Member if, and to the extent that, such Distribution, Tax Distribution or other payment in respect of Units would not be permitted under the Act or other applicable Law.
(b)   Operating Distributions. The OpCo Board, in its sole discretion, may authorize Distributions (to the extent of Available Cash) by the Company to the Members at any time and from time to time. Subject to Section 4.01(d) with respect to Tax Distributions, all Distributions by the Company other than those made in connection with a Liquidity Event pursuant to Section 4.02, shall be made or allocated to holders of Participating Units pro rata based on the number of Participating Units held by each such holder.
(c)   Restricted Common Unit Distributions.   No Restricted Common Unit shall be entitled to receive any Distributions pursuant to Section 4.01(b) or Section 4.02 unless and until a Vesting Event has occurred with respect to such Restricted Common Unit. No later than five (5) Business Days following the applicable Conversion Date with respect to a Restricted Common Unit, for each Restricted Common Unit for which the Vesting Event has occurred, the Company shall pay to the holder of such Restricted Common Unit an aggregate amount equal to the aggregate per Participating Unit amount of Distributions actually paid pursuant to Section 4.01(b) or Section 4.02 (but, for the avoidance of doubt, excluding any Tax Distributions that have not offset Distributions pursuant to Section 4.01(b) or Section 4.02) at the time of the payment pursuant to this Section 4.01(c) during the Distribution Catch-Up Period relevant to such Restricted Common Unit (and if any in-kind Distribution was made during the Distribution Catch-Up Period, (which, for the avoidance of doubt, for purposes of this Agreement, shall not include any Exchange Transaction) to the extent feasible (and not requiring any approval (including at PubCo) other than that of the OpCo Board) identical property, or if not feasible (or if requiring any such approval) an amount in cash equal to the Fair Market Value per Participating Unit of such in-kind Distribution at the time such Distribution was made (such Distribution, a “Distribution Catch-Up Payment”). If the full Distribution Catch-Up Payments cannot be timely made in accordance with the immediately preceding sentence, no Distribution will be made pursuant to Section 4.01(b) or Section 4.02 until all Distribution Catch-Up Payments are made. To the extent that the applicable Conversion Date in respect of a Restricted Common Unit occurs following the date that a Distribution is declared under Section 4.01(b) or Section 4.02, but on or before the date such Distribution is paid, the amount distributable on each Unit in such Distribution shall not be included in the Distribution Catch-Up Payment to the extent paid in accordance with the immediately following clause, and such holder of such Restricted Common Unit shall be entitled to receive such Distribution when paid to the holders of Participating Units, assuming such holder continues to hold a Participating Unit on the record date with respect to such Distribution and receives such Distribution.
(d)   Tax Distributions.
(i)   With respect to each Member the Company shall calculate the excess of (x)(A) the Income Amount allocated or allocable to such Member for the Tax Estimation Period in question and for all preceding Tax Estimation Periods, if any, within the taxable year containing such Tax Estimation Period multiplied by (B) the Assumed Tax Rate over (y) the aggregate amount of all prior Tax Distributions in respect of such taxable year and any Distributions made to such Member pursuant to Section 4.01(b), 4.01(c) and Section 4.02, with respect to the Tax Estimation Period in question and any previous Tax Estimation Period falling in the taxable year containing the applicable Tax Estimation Period referred to in (x)(A) (the amount so calculated pursuant to this sentence is herein referred to as a “Member’s Required Tax Distribution”); provided, however, that the OpCo Board may make adjustments in its reasonable discretion to reflect transactions occurring during the taxable year; provided, further, that if the amount of a Tax Distribution actually made with respect to a Tax Estimation Period is greater than or less than such Member’s Tax Distribution that would have been made under this Section 4.01(d)(i) for such period based on subsequent tax information and assuming no limitations based on prohibitions under applicable Law, Available Cash, or insolvency (such limitations, the “Liquidity Limitations”) (e.g., because the estimated Tax Distribution for a Tax Estimation Period was greater than or less than the amount calculated based on actual taxable income for such Tax Estimation Period or because such Tax Distribution would have rendered the Company insolvent), then, for subsequent Tax Estimation Periods, the OpCo Board shall, subject to the Liquidity Limitations, cause the Company to adjust the next Tax Distribution downward (but not below zero) or upward (but in any event pro rata in proportion to the Members’ respective number of Participating Units) to reflect such excess or shortfall; provided, further, that with respect to PubCo and its wholly owned Subsidiaries, the Member’s Required Tax Distribution for any Tax Estimation Period, shall be an amount sufficient for PubCo and its wholly owned Subsidiaries to receive a distribution pursuant to Section 4.01(b) and this Section 4.01(d) sufficient to enable PubCo and its wholly owned Subsidiaries to meet their U.S. federal, state, local and non-U.S. tax obligations and obligations under the Tax Receivable Agreement for such Tax Estimation Period, and, if the amount otherwise payable to PubCo and its wholly owned Subsidiaries (before the application of this proviso) is less than such amount required by PubCo and its wholly owned Subsidiaries to meet such obligations, PubCo’s Required Tax Distribution shall be increased to enable PubCo and its wholly owned Subsidiaries to satisfy such obligations. For purposes of this Agreement, the “Income Amount” for a Tax Estimation Period shall equal, with respect to any Member, the net taxable income (or, if applicable, gross taxable income, except to the extent offset by items of loss thereof) of the Company allocated or allocable to such Member for such Tax Estimation Period (excluding any compensation paid to a Member but taking into account any corrective allocations made pursuant to Section 5.05(i) or Section 5.05(k)). For purposes of computing the Income Amount, the taxable income shall be determined (i) without regard to any special adjustments of tax items required as a result of any election under Section 754 of the Code, including adjustments required by Sections 734 and 743 of the Code, and (ii) by including adjustments to taxable income in respect of Section 704(c) of the Code (including “reverse Section 704(c) allocations”). For the avoidance of doubt, taxable income will include any amounts required to be included in taxable income by a Member as a result of ownership by the Company of an entity classified as a: (i) PFIC (including by reason of a QEF election or a mark-to-market election) or (ii) “controlled foreign corporation” within the meaning of Section 957 of the Code in which a Member (or any of its direct or indirect owners) could be a “United States shareholder” for U.S. federal income tax purposes.
(ii)   At least five (5) days before the quarterly due date for payment of estimated tax payments by corporations or individuals (whichever is earlier) on a calendar year under the Code, the Company shall distribute (to the extent of Available Cash and unless prohibited by applicable Law or by any restrictions applicable to tax distributions contained in the Company’s or its Subsidiaries’ then applicable bank financing agreements by which the Company or its Subsidiaries are bound) to the Members pro rata in accordance with their Common Percentage Interest, an aggregate amount of cash sufficient to provide each such Member with a Distribution at least equal to such Member’s Required Tax Distribution (with amounts distributed pursuant to this Section 4.01(d), “Tax Distributions”). Notwithstanding anything to the contrary contained in this LLC Agreement, (a) the OpCo Board shall make, in its reasonable discretion, equitable adjustments (downward (but not below zero) or upward) to the Members’ Tax Distributions (but in any event pro rata in proportion to the Members’ respective number of Common Units) to take into account increases or decreases in the number of Common Units held by each Member during the relevant period (including as a result of conversion of any Restricted Common Units into Common Units in connection with the occurrence of a Vesting Event); provided that, no such adjustments shall be made that would have a material adverse effect on the Continuing Members without the Continuing Member Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed), and (b) no Tax Distributions (or downward (but not below zero) or upward adjustment to any Tax Distributions) shall be made other than on a pro rata basis in proportion to the Members’ respective number of Common Units. Any Tax Distributions shall be treated in all respects as advances against future Distributions pursuant to Section 4.01(b) and Section 4.02 and shall be treated for all purposes of this Agreement as having been paid pursuant to Section 4.01(b) or Section 4.02, as applicable.
(iii)   Notwithstanding anything to the contrary herein, no Tax Distributions will be required to be made with respect to items arising with respect to any Covered Transaction, although any unpaid Tax Distributions with respect to any Tax Estimation Period, or portion thereof, ending before a Covered Transaction shall continue to be required to be paid prior to any Distributions being made under Section 4.01(b) and Section 4.02.
4.02   Liquidation Distribution.   Subject to Section 4.01(d) with respect to Tax Distributions, all Distributions by the Company, and all proceeds (whether received by the Company or directly by the Members) in connection with dissolution of the Company shall be made or allocated among the holders of Participating Units pro rata based on the number of Participating Units held by each such holder.
4.03   Limitations on Distribution.   Notwithstanding any provision to the contrary contained in this Agreement, the OpCo Board shall not make a Distribution to any Member if such Distribution would violate Section 18-607 of the Act or other applicable Law.
4.04   Use of Distribution Funds.   PubCo shall use Distributions received from the Company for payment of taxes, obligations under the Tax Receivable Agreement, liabilities or expenses, to loan funds to the Company in accordance with this Agreement, for the payment of dividends to its shareholders or for other general corporate purposes as determined in the sole discretion of the PubCo; provided that, PubCo may not use such Distributions to acquire any Units, except as otherwise provided in Section 7.04.
4.05   Earnout Company Unit Distributions.   Notwithstanding anything in this Article IV to the contrary, for all purposes of this Article IV, any distributions that would be made to PubCo pursuant to this Article IV in respect of the Common Units held by PubCo that are Earnout Company Units (other than pursuant to Section 4.01(d)) and that have not satisfied the earnout criteria applicable to the Deferred Founder Shares set forth in the Sponsor Letter Agreement at the time such distribution is made shall be held back, placed into escrow and recorded by the Company and such amounts shall either be (a) released to PubCo at such time (if any) as such Earnout Company Units satisfy the earnout criteria set forth in the Sponsor Letter Agreement or (b) released to the Company at such time as such Earnout Company Units are forfeited to the Company in accordance with the Sponsor Letter Agreement. Notwithstanding anything to the contrary in this Agreement, prior to satisfaction of the earnout criteria applicable to the Deferred Founder Shares set forth in the Sponsor Letter Agreement with respect to an Earnout Company Unit, PubCo will not have the right to vote with respect to such Earnout Company Unit under this Agreement and shall not be entitled to distributions except to the extent otherwise set forth in this Section 4.05.
ARTICLE V
CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS;
TAX ALLOCATIONS; TAX MATTERS
5.01   Initial Capital Contributions.   The Members have made, on or prior to the date hereof, Capital Contributions and, in exchange, the Company has issued to the Members the number of Common Units as specified in the books and records of the Company.
5.02   No Additional Capital Contributions.   No Member shall be required to make additional Capital Contributions to the Company without the consent of such Member or permitted to make additional capital contributions to the Company without the consent of the OpCo Board, which may be granted or withheld in its sole discretion.
5.03   Capital Accounts.   A separate capital account (a “Capital Account”) shall be established and maintained for each Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv) and this Section 5.03. The Company may adjust the Capital Accounts of its Members to reflect revaluations of the property of any Subsidiary of the Company that is treated as a partnership (or entity disregarded from a partnership) for U.S. federal income tax purposes. The Capital Account of each

Member shall be credited with such Member’s Capital Contributions, if any, all Profits allocated to such Member pursuant to Section 5.04 and any items of income or gain which are specially allocated pursuant to Section 5.05; and shall be debited with all Losses allocated to such Member pursuant to Section 5.04, any items of loss or deduction of the Company specially allocated to such Member pursuant to Section 5.05, and all cash and the Carrying Value of any property (net of liabilities assumed by such Member and the liabilities to which such property is subject) distributed by the Company to such Member. Any references in any section of this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above. In the event of any Transfer of any interest in the Company in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.
5.04   Allocations of Profits and Losses.   Except as otherwise provided in this Agreement, Profits and Losses (and, to the extent necessary, individual items of income, gain or loss or deduction of the Company) shall be allocated in a manner such that the Capital Account of each Member after giving effect to the special allocations set forth in Section 5.05 is, as nearly as possible, equal (proportionately) to (i) the Distributions that would be made pursuant to Section 4.02 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Carrying Value, all Company liabilities were satisfied in cash in accordance with their terms (limited with respect to each nonrecourse liability to the Carrying Value of the assets securing such liability) and all remaining or resulting cash was distributed to the Members, minus (ii) such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets. Notwithstanding the foregoing, the OpCo Board shall make such adjustments to Capital Accounts as it determines in its reasonable discretion to be appropriate to ensure allocations are made in accordance with a Member’s interest in the Company.
5.05   Special Allocations.   Notwithstanding any other provision in this Article V:
(a)   Minimum Gain Chargeback.   If there is a net decrease in Company Minimum Gain or Member Nonrecourse Debt Minimum Gain (determined in accordance with the principles of Treasury Regulations Sections 1.704-2(d) and 1.704-2(i)) during any Company taxable year, the Members shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to Treasury Regulations Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.05(a) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and shall be interpreted consistently therewith, including that no chargeback shall be required to the extent of the exceptions provided in Treasury Regulations Sections 1.704-2(f) and 1.704-2(i)(4).
(b)   Qualified Income Offset.   If any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in such Member’s Adjusted Capital Account Balance created by such adjustments, allocations or distributions as promptly as possible; provided that, an allocation pursuant to this Section 5.05(b) shall be made only to the extent that a Member would have a deficit Adjusted Capital Account Balance in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if this Section 5.05(b) were not in this Agreement. This Section 5.05(b) is intended to comply with the “qualified income offset” requirement of the Code and shall be interpreted consistently therewith.
(c)   Gross Income Allocation.   If any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore, if any, pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided that, an allocation pursuant to this Section 5.05(c) shall be made only if and to the extent that a Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if Section 5.05(b) and this Section 5.05(c) were not in this Agreement.

(d)   Nonrecourse Deductions.   Nonrecourse Deductions shall be allocated to the Members holding Common Units in accordance with their respective Common Percentage Interest.
(e)   Member Nonrecourse Deductions.   Member Nonrecourse Deductions for any taxable period shall be allocated to the Member who bears the economic risk of loss with respect to the liability to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).
(f)   Section 754 Adjustments.   To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a Distribution to a Member in complete liquidation of such Member’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such Distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(g)   Ameliorative Allocations.   Any special allocations of income or gain pursuant to Sections 5.05(a), 5.05(b) or 5.05(c) hereof shall be taken into account in computing subsequent allocations pursuant to Section 5.04 and this Section 5.05(g), so that the net amount of any items so allocated and all other items allocated to each Member shall, to the extent possible, be equal to the net amount that would have been allocated to each Member if such allocations pursuant to Sections 5.05(a), 5.05(b) or 5.05(c) had not occurred.
(h)   Allocations Relating to Taxable Issuance of Company Units.   Any income, gain, loss, or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Member (the “Issuance Items”) shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized. The forfeiture allocations described in Proposed Regulations Section 1.704-1(b)(4)(xii)(C) (2005), and the allocations to which they relate, shall be treated as Issuance Items.
(i)   Restricted Common Units.   Notwithstanding anything to the contrary contained in this Agreement, (1) no allocation (of Profits or Losses or otherwise) shall be made in respect of any Restricted Common Units in determining Capital Accounts unless and until such Restricted Common Units are converted into Common Units upon the occurrence of a Vesting Event and (2) in the event the Carrying Value is adjusted pursuant to clause (g) of the definition of Carrying Value, any Profits or Losses resulting from such adjustment shall, in the manner reasonably determined by the OpCo Board, be allocated among the Members (including the Members who held the Restricted Common Units giving rise to such adjustment) such that the Capital Account balance relating to each Common Unit (including such Restricted Common Units that have been converted into Common Units) is equal in amount immediately after making such allocation, after taking into account the Distribution Catch-Up Payment, in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s); provided that, if the foregoing allocations pursuant to clause (2) are insufficient to cause the Capital Account balance relating to each Common Unit to be so equal in amount, then the OpCo Board, in its reasonable discretion, shall cause a Capital Account reallocation in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3) to cause the Capital Account balance relating to each Common Unit to be so equal in amount.
(j)   Forfeiture Allocation.   In the event that the Units of any Member are forfeited, then for the fiscal year of such forfeiture or other period (as determined by the OpCo Board):
(i)   items of income, gain, loss, and deduction shall be excluded from the calculation of Profits and Losses and shall be specially allocated to the Member whose Units have been forfeited so as to cause such Member’s Capital Account to equal such Member’s Distribution entitlements under Section 4.01 after giving effect to the adjustment in the Member’s Common Percentage Interest resulting from the applicable forfeiture;
(ii)   the OpCo Board may elect to apply another allocation or Capital Account adjustment method to a Unit forfeiture as it reasonably deems appropriate in lieu of the method set forth in this Section 5.05(j).
(k)   Noncompensatory Options.   If, as a result of an exercise of a noncompensatory option to acquire an interest in the Company, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).
5.06   Tax Allocations.   For income tax purposes, each item of income, gain, loss and deduction of the Company shall be allocated among the Members in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Account purposes; provided that, in the case of any asset the Carrying Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (in any manner determined by the OpCo Board and permitted by the Code and Treasury Regulations; provided that, except as otherwise provided in this Section 5.06, the prior written consent of the Requisite Continuing Members shall be required for use of any method other than the traditional method (without curative allocations) described in Treasury Regulation Section 1.704-3(b)) so as to take account of the difference between Carrying Value and adjusted basis of such asset; provided,further, that with respect to the reverse Section 704(c) allocations resulting from the adjustment that occurred immediately prior to the investment by Carlyle in connection with the Existing Agreement and the subsequent purchase of interests in the Company by Carlyle pursuant to the Purchase Agreement (as defined in the Existing Agreement), the Company shall adopt the “remedial allocation method” described in Treasury Regulation Section 1.704-3(d) (unless otherwise consented to by Carlyle), for making such allocations. Notwithstanding the foregoing, the OpCo Board shall make such allocations for tax purposes as it determines in its reasonable discretion, subject to, for so long as the Continuing Members collectively own at least 10% of the Units, the prior written consent, not to be unreasonably withheld, conditioned or delayed, of the Requisite Continuing Members, to be appropriate to ensure allocations are made in accordance with a Member’s interest in the Company.
5.07   Tax Advances.   If the Company or any other Person in which the Company holds an interest is required by Law to withhold or to make tax payments on behalf of or with respect to any Member, or the Company is subjected to tax itself (including any amounts withheld from amounts directly or indirectly payable to the Company or to any other Person in which the Company holds an interest) by reason of the status of any Member as such or that is specifically attributable to a Member (including federal, state, local or foreign withholding, personal property, unincorporated business or other taxes, the amount of any taxes arising under the Revised Partnership Audit Provisions, the amount of any taxes imposed under Code Section 1446(f), and any interest, penalties, additions to tax, and expenses related to any such amounts) (“Tax Advances”), the OpCo Board may cause the Company to withhold such amounts and cause the Company to make such tax payments as so required. All Tax Advances made on behalf of a Member shall be repaid by reducing the amount of the current or next succeeding Distribution or Distributions which would otherwise have been made to such Member or, if such Distributions are not sufficient for that purpose, by so reducing the proceeds of liquidation otherwise payable to such Member. For all purposes of this Agreement, such Member shall be treated as having received the amount of the Distribution that is equal to the Tax Advance. Each Member hereby agrees to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to tax or interest other than any penalties, additions to tax or interest imposed as a result of the Company’s failure to withhold or make a tax payment on behalf of such Member which withholding or payment is required pursuant to applicable Law) with respect to income attributable to or Distributions or other payments to such Member. For the avoidance of doubt, any income taxes, penalties, additions to tax and interest payable by the Company or any fiscally transparent entity in which the Company owns an interest shall be treated as specifically attributable to the Members and shall be allocated among the Members such that the burden of (or any diminution in distributable proceeds resulting from) any such amounts is borne by those Members to whom such amounts are specifically attributable (whether as a result of their status, actions, inactions or otherwise, including pursuant to an allocation made under Section 5.08), in each case as reasonably determined by the OpCo Board. For the avoidance of doubt, any taxes, penalties, and interest payable under the Revised Partnership Audit Provisions by the Company or any fiscally transparent entity in which the Company owns an interest shall be treated as specifically attributable to the Members of the Company, and the OpCo Board shall use commercially reasonable efforts to allocate the burden of (or any diminution in distributable proceeds resulting from) any such taxes, penalties or interest to those Members to whom such amounts are specifically attributable (whether as a result of their status, actions, inactions or otherwise), as reasonably determined by the OpCo Board.
5.08   Partnership Representative.
(a)   PubCo is hereby designated as the “partnership representative” as that term is defined in Revised Partnership Audit Provisions for taxable years of the Company beginning with the taxable year including the Effective Date. In addition, the OpCo Board is hereby authorized to designate or remove any other Person selected by the OpCo Board as the Partnership Representative. For each Fiscal Year in which the Partnership Representative is an entity, the Company shall appoint an individual identified by the Partnership Representative for such Fiscal Year to act on its behalf (the “Designated Individual”) in accordance with the applicable regulations or analogous provisions of state or local Law. Each Member hereby expressly consents to such designations and agrees to take, and that the OpCo Board is authorized to take (or cause the Company to take), such other actions as may be necessary or advisable pursuant to Treasury Regulations or other Internal Revenue Service or Treasury guidance or state or local Law to cause such designations or evidence such Member’s consent to such designations.
(b)   Subject to this Section 5.08, the Partnership Representative shall have the sole authority to act on behalf of the Company in connection with, make all relevant decisions regarding application of, and to exercise the rights and powers provided for in the Revised Partnership Audit Provisions, including making any elections under the Revised Partnership Audit Provisions or any decisions to settle, compromise, challenge, litigate or otherwise alter the defense of any action, audit or examination before the IRS or any other tax authority (each, an “Audit”), and to expend Company funds for professional services and other expenses reasonably incurred in connection therewith.
(c)   Without limiting the foregoing, the Partnership Representative shall give prompt written notice to the Continuing Member Representative of the commencement of any Audit of the Company or any of its Subsidiaries the resolution of which would reasonably be expected to have a disproportionate (compared to PubCo) and material adverse effect on the Continuing Members (a “Specified Audit”). The Partnership Representative shall (i) keep the Continuing Member Representative reasonably informed of the material developments and status of any such Specified Audit, (ii) permit the Continuing Member Representative (or its designee) to participate (including using separate counsel), in each case at the Continuing Members’ sole cost and expense, in any such Specified Audit, and (iii) promptly notify the Continuing Member Representative of receipt of a notice of a final partnership adjustment (or equivalent under applicable Laws) or a final decision of a court or IRS Independent Office of Appeals panel (or equivalent body under applicable Laws) with respect to such Specified Audit. The Partnership Representative or the Company shall promptly provide the Continuing Member Representative with copies of all material correspondence between the Partnership Representative or the Company (as applicable) and any governmental entity in connection with such Specified Audit and shall give the Continuing Member Representative a reasonable opportunity to review and comment on any material correspondence, submission (including settlement or compromise offers) or filing in connection with any such Specified Audit. Additionally, the Partnership Representative shall not (and the Company shall not (and shall not authorize the Partnership Representative to)) settle, compromise or abandon any Specified Audit in a manner that would reasonably be expected to have a disproportionate (compared to PubCo) and material adverse effect on the Continuing Members without the Requisite Continuing Members’ prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned). The Partnership Representative shall obtain the prior written consent of the Requisite Continuing Members (which consent shall not be unreasonably withheld, delayed or conditioned) before (i) making an election under Section 6226(a) of the Code (or any analogous provision of state or local Law) or (ii) taking any material action under the Revised Partnership Audit Provisions that would reasonably be expected to have a disproportionate (compared to PubCo) and material adverse effect on the Continuing Members, in the case of clauses (i) and (ii); provided that, no consent from the Requisite Continuing Members is required in order to make an election under Section 6226(a) of the Code with respect to taxable periods that began on or before the Effective Time.
(d)   All expenses incurred by the Partnership Representative or Designated Individual in connection with its duties as partnership representative or designated individual, as applicable, shall be expenses of the Company (including, for the avoidance of doubt, any costs and expenses incurred in connection with any claims asserted against the Partnership Representative or Designated Individual, as applicable, except to the extent the Partnership Representative or Designated Individual is determined to have performed its duties in the manner described in the final sentence of this Section 5.08(d)), and the Company shall reimburse and indemnify the Partnership Representative or Designated Individual, as applicable, for all such expenses and costs. Nothing herein shall be construed to restrict the Partnership Representative or Designated Individual from engaging lawyers, accountants, tax advisers, or other professional advisers or experts to assist the Partnership Representative or Designated Individual in discharging its duties hereunder. Neither the Partnership Representative nor Designated Individual shall be liable to the Company, any Member or any Affiliate thereof for any costs or losses to any Persons, any diminution in value or any liability whatsoever arising as a result of the performance of its duties pursuant to this Section 5.08 absent (i) willful breach of any provision of this Section 5.08 or (ii) bad faith, fraud, gross negligence or willful misconduct on the part of the Partnership Representative or Designated Individual, as applicable.
(e)   The Company, the Partnership Representative, and the Members expressly agree to be bound by the terms of Section 10.03 of the Merger Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the event of any conflict between Section 10.03 of the Merger Agreement and this Agreement, Section 10.03 of the Merger Agreement shall control.
5.09   Other Allocation Provisions.   Certain of the foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations. In addition to amendments effected in accordance with Section 12.12 or otherwise in accordance with this Agreement, Sections 5.03, 5.04 and 5.05 may also, so long as any such amendment does not materially change the relative economic interests of the Members, be amended at any time by the OpCo Board if necessary, in the opinion of tax counsel to the Company, to comply with such regulations or any applicable Law.
5.10   Survival.   Sections 5.07 and 5.08 shall be interpreted to apply to Members and former Members and shall survive the Transfer of a Member’s Units and the termination, dissolution, liquidation and winding up of the Company and, for this purpose to the extent not prohibited by applicable Law, the Company shall be treated as continuing in existence.
ARTICLE VI
BOOKS AND RECORDS; REPORTS
6.01   Books and Records.
(a)   At all times during the continuance of the Company, the Company shall prepare and maintain separate books of account for the Company in accordance with GAAP.
(b)   Except as limited by Section 6.01(c), each Member shall have the right to receive, for a purpose reasonably related to such Member’s interest as a Member in the Company, upon reasonable written demand stating the purpose of such demand and at such Member’s own expense, a copy of the Certificate and this Agreement and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which the Certificate and this Agreement and all amendments thereto have been executed.
(c)   The OpCo Board may keep confidential from the Members, for such period of time as the OpCo Board determines in its sole discretion, (i) any information that the OpCo Board reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the OpCo

Board believes is not in the best interests of the Company, could damage the Company or its business or that the Company is required by Law or by agreement with any third party to keep confidential, including information as to the Units held by any of the Members. With respect to any schedules, annexes or exhibits to this Agreement, each Member (other than PubCo) shall only be entitled to receive and review any such schedules, annexes and exhibits relating to such Member and shall not be entitled to receive or review any schedules, annexes or exhibits relating to any other Member (other than PubCo).
(d)   The OpCo Board shall cause to be prepared and filed all necessary federal and state income tax returns for the Company, including making any tax elections. At the Company’s expense, the OpCo Board, within 120 days of the close of the Fiscal Year, shall use commercially reasonable efforts to furnish to each Member that was a Member during such Fiscal Year a Schedule K-1 and such other tax information reasonably required for U.S. federal, state and local income tax reporting purposes. The Company shall use commercially reasonable efforts to provide to each Person that was a Member during the Fiscal Year (a) by May 15th, August 15th and November 15th of such Fiscal Year, with an estimate of the taxable income, gains, deductions, losses and other items for, respectively, the first, second and third fiscal quarters that such Person will be required to include in its taxable income and (b) by March 1st of such Fiscal Year, with an estimate of the taxable income, gains, deductions, losses and other items of such Person to be reflected on the Schedule K-1 of such Person for the prior Fiscal Year (it being understood such estimated information is subject to change based on the final Form K-1 made available by the Company). The Company also shall provide the Members with such other information as may be reasonably requested for purposes of allowing the Members to prepare and file their own tax returns; provided that, any costs or expenses with respect to the foregoing shall be borne by the requesting Member.
(e)   The OpCo Board shall make the following elections on the appropriate tax returns and shall not rescind them without the prior written consent of the Requisite Continuing Members (provided that, the election described in clause (ii) below cannot be rescinded without the prior written consent of the all the Members):
(i)   to adopt an appropriate federal income tax method of accounting and to keep the Company’s books and records on such income-tax method;
(ii)   to have in effect (and to cause each direct or indirect Subsidiary that is treated as a partnership for U.S. federal income tax purposes and over 50% owned and controlled by the Company to have in effect, to the extent eligible to do so) an election, pursuant to Section 754 of the Code (and any similar election for state or local tax purposes), to adjust the tax basis of Company properties, for the taxable year of the Company that includes the Effective Date and each subsequent taxable year in which an Exchange Transaction occurs; and
(iii)   any other available election that the OpCo Board deems appropriate; provided that, for so long as the Continuing Members collectively own at least 10% of the Units, the OpCo Board shall consult in good faith with the Continuing Member Representative with respect to any material tax election with respect to the Company that could reasonably be expected to have a disproportionate (as compared to PubCo) and adverse effect on the Continuing Members, and not make such election without the Requisite Continuing Members’ prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).
No Member may make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state Law, and no provision of this Agreement shall be construed to sanction or approve such an election.
6.02   Confidentiality.
(a)   Each of the Members (other than PubCo) agrees to hold the Company’s Confidential Information in confidence and may not disclose or use such information except as otherwise authorized separately in writing by the OpCo Board. “Confidential Information” as used herein includes all non-public information concerning the Company or its Subsidiaries including, but not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, software code and system and product designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business. With respect to each Member, Confidential Information does not include information or material that: (i) is rightfully in the possession of such Member at the time of disclosure by the Company; (ii) before or after it has been disclosed to such Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of such Member in violation of this Agreement; (iii) is approved for release by written authorization of the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company or of PubCo, or any other officer designated by the OpCo Board and PubCo; (iv) is disclosed to such Member or their representatives by a third party not, to the knowledge of such Member, in violation of any obligation of confidentiality owed to the Company with respect to such information; or (v) is or becomes independently developed by such Member or their respective representatives without use of or reference to the Confidential Information.
(b)   Solely to the extent it is reasonably necessary or appropriate to fulfill its obligations or to exercise its rights under this Agreement, each of the Members may disclose Confidential Information to its Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents, on the condition that such Persons keep the Confidential Information confidential to the same extent as such Member is required to keep the Confidential Information confidential; provided that, such Member shall remain liable with respect to any breach of this Section 6.02 by any such Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents (as if such Persons were party to this Agreement for purposes of this Section 6.02).
(c)   Notwithstanding anything herein to the contrary, each of the Members may disclose Confidential Information (i) to the extent that such Member is required by Law (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, (ii) for purposes of reporting to its stockholders and direct and indirect equity holders (each of whom are bound by customary confidentiality obligations) the performance of the Company and its Subsidiaries and for purposes of including applicable information in its financial statements to the extent required by applicable Law or applicable accounting standards; or (iii) to any bona fide prospective purchaser of the equity or assets of a Member, or the Common Units held by such Member (provided, in each case, that such Member determines in good faith that such prospective purchaser would be a Permitted Transferee), or a prospective merger partner of such Member (provided that, (i) such Persons will be informed by such Member of the confidential nature of such information and shall agree in writing to keep such information confidential in accordance with the contents of this Agreement and (ii) each Member will be liable for any breaches of this Section 6.02 by any such Persons (as if such Persons were party to this Agreement for purposes of this Section 6.02)).
(d)   Notwithstanding any of the foregoing, nothing in this Section 6.02 will restrict in any manner the ability of PubCo to comply with its disclosure obligations under Law, and the extent to which any Confidential Information is necessary or desirable to disclose.
ARTICLE VII
COMPANY UNITS
7.01   Units.
(a)   Limited liability company interests in the Company shall be represented by Units. At the execution of this Agreement, the Units are comprised of only Common Units, which includes the Earnout Company Units, and Restricted Common Units, comprised of Series 1 RCUs, Series 2 RCUs, Series 3 RCUs and Series 4 RCUs.
(i)   In connection with the transactions contemplated by the Merger Agreement, each Member (including PubCo) shall be issued Series 1 RCUs, Series 2 RCUs, Series 3 RCUs and Series 4 RCUs, each of which are outstanding as of the Effective Time. The Members agree that immediately following the Effective Time, no fractional Restricted Common Unit will remain outstanding and any fractional Restricted Common Unit held by a Member shall be rounded up to the nearest whole number.
(ii)   Immediately after giving effect to the transactions contemplated by the Merger Agreement, each Member holds the number of Common Units and the number of Series 1 RCUs, Series 2 RCUs, Series 3 RCUs and Series 4 RCUs, in each case of the foregoing series of Units, set forth opposite such Member’s name on Schedule I attached hereto.
(b)   Subject to Section 7.04, the OpCo Board in its sole discretion may establish and issue, from time to time in accordance with such procedures as the OpCo Board shall determine from time to time, additional Units, in one or more classes or series of Units, or other Company securities, at such price, and with such designations, preferences and relative, participating, optional or other special rights, powers and duties (which may be senior to existing Units, classes and series of Units or other Company securities), as shall be determined by the OpCo Board without the approval of any Member or any other Person who may acquire an interest in any of the Units, including (i) the right of such Units to share in Profits and Losses or items thereof; (ii) the right of such Units to share in Company Distributions; (iii) the rights of such Units upon dissolution and winding up of the Company; (iv) whether, and the terms and conditions upon which, the Company may or shall be required to redeem such Units (including sinking fund provisions); (v) whether such Units are issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which such Units will be issued, evidenced by certificates and assigned or transferred; (vii) the method for determining the Common Percentage Interest as to such Units; (viii) the terms and conditions of the issuance of such Units (including the amount and form of consideration, if any, to be received by the Company in respect thereof, the OpCo Board being expressly authorized, in its sole discretion, to cause the Company to issue such Units for less than Fair Market Value); and (ix) the right, if any, of the holder of such Units to vote on Company matters, including matters relating to the relative designations, preferences, rights, powers and duties of such Units. Notwithstanding any other provision of this Agreement, the OpCo Board in its sole discretion, without the approval of any Member or any other Person, is authorized (i) to issue Units or other Company securities of any newly established class or any existing class to Members or other Persons who may acquire an interest in the Company; (ii) to amend this Agreement to reflect the creation of any such new class, the issuance of Units or other Company securities of such class, and the admission of any Person as a Member which has received Units or other Company securities; and (iii) to effect the combination, subdivision and/or reclassification of outstanding Units as may be necessary or appropriate to give economic effect to equity investments in the Company by PubCo that are not accompanied by the issuance by the Company to PubCo of additional Units and to update the books and records of the Company accordingly. Except as expressly provided in this Agreement to the contrary, any reference to “Units” shall include the Common Units and Units of any other class or series that may be established in accordance with this Agreement. All Units of a particular class shall have identical rights in all respects as all other Units of such class, except in each case as otherwise specified in this Agreement.
(c)   Notwithstanding anything to the contrary in this Agreement, the OpCo Board shall not cause or permit the Company to issue, or authorize the issuance of, any Units unless PubCo has a sufficient number of Class A Common Shares authorized, available and reserved for issuance upon an exchange of such newly issued Units for Class A Common Shares pursuant to an Exchange Transaction.
(d)   If the Company has one hundred (100) or fewer “partners” immediately prior to an issuance of Units, notwithstanding anything to the contrary in this Agreement, the Company shall not, and the OpCo Board shall not cause the Company to, issue any Units if such issuance would result in the Company having more than 100 partners, within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)); provided that, for such purposes, the Company and the OpCo Board shall be entitled to assume that each person who is a Member immediately before the Effective Time is treated as a single partner within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), unless otherwise required by applicable Law.

7.02   Register.   The books and records of the Company shall be the definitive record of ownership of each Unit and all relevant information with respect to each Member. Unless the OpCo Board in its sole discretion shall determine otherwise, Units shall be uncertificated and recorded in the books and records of the Company.
7.03   Registered Members.   The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act or other applicable Law.
7.04   Issuances, Repurchases and Redemptions, Recapitalizations.
(a)   Issuances by PubCo.
(i)   Subject to Section 7.04(a)(ii) and the Exchange Agreement, if, at any time after the Closing Date, PubCo sells or issues Class A Common Shares or any other Equity Interests of PubCo (other than Class B Common Shares), (x) the Company shall concurrently issue to PubCo an equal number of Common Units (if PubCo issues Class A Common Shares), or an equal number of such other Equity Interests of the Company corresponding to the Equity Interests issued by PubCo (if PubCo issues Equity Interests other than Class A Common Shares), and with substantially the same rights to dividends and Distributions (including Distributions upon liquidation) and other economic rights as those of such Equity Interests of PubCo so issued and (y) PubCo shall concurrently contribute to the Company, the net proceeds or other property received by PubCo, if any, for such Class A Common Share or other Equity Interest.
(ii)   Notwithstanding anything to the contrary contained in Section 7.04(a)(i) or Section 7.04(a)(iii), this Section 7.04(a) shall not apply to (x) the issuance and distribution to holders of Class A Common Shares or other Equity Interests of PubCo of rights to purchase Equity Interests of PubCo under a “poison pill” or similar shareholder rights plan (and upon exchange of Common Units for Class A Common Shares, such Class A Common Shares will be issued together with a corresponding right under such plan) or (y) the issuance under PubCo’s employee benefit plans of any warrants, options, stock appreciation right, restricted stock, restricted stock units, performance based award or other rights to acquire Equity Interests of PubCo, but shall in each of the foregoing cases apply to the issuance of Equity Interests of PubCo in connection with the exercise or settlement of such warrants, options, stock appreciation right, restricted stock units, performance based awards or the vesting of restricted stock (including as set forth in clause (iii) below, as applicable).
(iii)   In the event any outstanding Equity Interest of PubCo is exercised or otherwise converted and, as a result, any Class A Common Shares or other Equity Interests of PubCo are issued (including as a result of the exercise of warrants of PubCo), (x) the corresponding Equity Interest outstanding at the Company, if any, shall be similarly exercised or otherwise converted, if applicable, (y) an equivalent number of Common Units or equivalent Equity Interests of the Company shall be issued to PubCo as required by the first sentence of Section 7.04(a)(i), and (z) PubCo shall concurrently contribute to the Company the net proceeds received by PubCo from any such exercise or conversion.
(iv)   If at any time PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) issues any securities in respect of indebtedness for borrowed money (“Debt Securities”), PubCo or such Subsidiary shall Transfer to the Company the net proceeds received by PubCo or such Subsidiary, as applicable, in exchange for such Debt Securities in a manner that directly or indirectly burdens the Company with the repayment of the Debt Securities.
(v)   For the avoidance of doubt, in the event any Class A Common Shares are issued pursuant to the conversion of Surviving Pubco Class A RSRs (as defined in the Merger Agreement), a corresponding number of Restricted Common Units held by PubCo shall automatically and without further action on the part of any Person convert to an equal number of Common Units pursuant to this Agreement.

(b)   New Company Equity Interests.   Except pursuant to the Exchange Agreement, (x) the Company may not issue any additional Common Units to PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) unless substantially simultaneously therewith PubCo or such Subsidiary issues or Transfers an equal number of newly-issued Class A Common Shares (or relevant Equity Interest of such Subsidiary) to another Person or Persons and contributes the net proceeds therefrom to the Company, and (y) the Company may not issue any other Equity Interests of the Company to PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) unless substantially simultaneously therewith PubCo or such Subsidiary issues or Transfers, to another Person, an equal number of newly-issued shares of Equity Interests of PubCo or such Subsidiary with substantially the same rights to dividends and Distributions (including Distributions upon liquidation) and other economic rights as those of such Equity Interests of the Company and contributes the net proceeds therefrom to the Company.
(c)   Repurchases and Redemptions.
(i)   Neither PubCo nor any of its Subsidiaries (other than the Company and its Subsidiaries) may redeem, repurchase or otherwise acquire (A) Class A Common Shares pursuant to a PubCo Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the PubCo Board) unless substantially simultaneously therewith the Company redeems, repurchases or otherwise acquires from PubCo or such Subsidiary an equal number of Common Units for the same price per security, if any, or (B) any other Equity Interests of PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) pursuant to a PubCo Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the PubCo Board) unless substantially simultaneously therewith the Company redeems, repurchases or otherwise acquires from PubCo or such Subsidiary an equal number of the corresponding class or series of Equity Interests of the Company with the same rights to dividends and Distributions (including Distributions upon liquidation) and other economic rights as those of such Equity Interests of PubCo or such Subsidiary for the same price per security, if any.
(ii)   Subject to Section 7.05, the Company may not redeem, repurchase or otherwise acquire (x) any Common Units from PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) unless substantially simultaneously PubCo or such Subsidiary redeems, repurchases or otherwise acquires pursuant to a PubCo Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the PubCo Board) an equal number of Class A Common Shares for the same price per security from holders thereof or (y) any other Equity Interests of the Company from PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) unless substantially simultaneously PubCo or such Subsidiary redeems, repurchases or otherwise acquires pursuant to a PubCo Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the PubCo Board) for the same price per security an equal number of Equity Interests of PubCo (or such Subsidiary) of a corresponding class or series with substantially the same rights to dividends and Distributions (including Distributions upon liquidation) and other economic rights as those of such Equity Interests of PubCo or such Subsidiary.
(iii)   Notwithstanding the foregoing clauses (a) and (b) of this Section 7.04, to the extent that any consideration payable by PubCo in connection with the redemption, repurchase or acquisition of Class A Common Shares or other equity securities of PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) consists (in whole or in part) of Class A Common Shares or such other Equity Interests (including in connection with the cashless exercise of an option or warrant (or other convertible right or security)) other than under PubCo’s employee benefit plans for which there are no corresponding Common Units or other Equity Interests of the Company, the redemption, repurchase or acquisition of the corresponding Common Units or other Equity Interests of the Company shall be effectuated in a substantially similar manner.
(d)   Equity Subdivisions and Combinations.
(i)   The Company shall not in any manner effect any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split,

reclassification, recapitalization or otherwise) of the outstanding Equity Interests of the Company unless accompanied by an identical subdivision or combination, as applicable, of the outstanding related class or series of Equity Interest of PubCo, with corresponding changes made with respect to any other exchangeable or convertible Equity Interests of the Company and PubCo.
(ii)   PubCo shall not in any manner effect any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of any class or series of Equity Interest of PubCo, unless accompanied by an identical subdivision or combination, as applicable, of the outstanding related class or series of Equity Interest of the Company, with corresponding changes made with respect to any applicable exchangeable or convertible Equity Interests of the Company and PubCo.
(e)   General Authority.   For the avoidance of doubt, but subject to Section 7.01, Section 7.02, Section 7.04 and Section 7.05, the Company and the OpCo Board shall be permitted to undertake all actions, including an issuance, redemption, reclassification, distribution, division or recapitalization, with respect to the Common Units or the Restricted Common Units as the OpCo Board determines is necessary to maintain at all times a one-to-one ratio between (i) the number of Common Units owned by PubCo, directly or indirectly, and the number of outstanding Class A Common Shares, (ii) the number of Restricted Common Units owned by the PubCo, and the number of outstanding Surviving Pubco Class A RSRs issued by PubCo; (iii) the number of Earnout Company Units held by PubCo and the number of Deferred Founder Shares (as defined in the Sponsor Letter Agreement); and (iv) the number of outstanding Class B Common Shares held, directly or indirectly, by any Member and the number of Common Units held, directly or indirectly, by such Member disregarding, for purposes of maintaining the one-to-one ratios in clause (i) and clause (ii), (A) options, rights or securities of PubCo issued under any plan involving the issuance of any Equity Interests that are convertible into or exercisable or exchangeable for Class A Common Shares, (B) treasury stock, or (C) preferred stock or other debt or equity securities (including warrants, options or rights) issued by PubCo that are convertible or into or exercisable or exchangeable for Class A Common Shares (but in each case prior to such conversion, exercise or exchange).
7.05   Restricted Common Units.
(a)   Each Restricted Common Unit will be held in accordance with this Agreement unless and until a Vesting Event occurs with respect to such Restricted Common Unit. Upon the occurrence of a Vesting Event, on the Conversion Date, each applicable Restricted Common Unit with respect to which a Vesting Event has occurred shall be converted immediately and automatically, without any further action on the part of the holder thereof or any other person (including the Company , the OpCo Board and PubCo) into a Common Unit, with all rights and privileges of a Common Unit under this Agreement from and after the Conversion Date as contemplated by Schedule A of the Merger Agreement. Notwithstanding anything to the contrary contained in this Agreement or the Exchange Agreement, no Member shall be permitted to effect an Exchange Transaction with respect to any Restricted Common Units, and in no event shall the Company or PubCo effect an Exchange Transaction with respect to any Restricted Common Unit unless and until a Vesting Event and Conversion Date has occurred with respect to such Restricted Common Unit and it has been converted to a Common Unit in accordance with the terms hereof. For the avoidance of doubt and without limiting the immediately foregoing sentence, in the event that a Vesting Event, Conversion Date and conversion into Common Unit has occurred in respect of a Restricted Common Unit, OpCo and PubCo may effect an Exchange of such then converted Common Unit in accordance with this Agreement and the Exchange Agreement.
(b)   Notwithstanding anything to the contrary contained in this Agreement, if, upon the occurrence of a Vesting Event, a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder (“HSR Act”), for the immediate conversion of any Restricted Common Unit into a Common Unit, then the Conversion Date with respect to each such Restricted Common Unit shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such conversion under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such conversion shall automatically occur without any further action by the holders of any such Restricted

Common Unit. Each of the Members and PubCo agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Company.
(c)   On the Conversion Date, PubCo shall issue to each Continuing Member that holds a Surviving Pubco Class B RSR, one Class B Common Share. PubCo hereby agrees to reserve for issuance at all times an adequate number of Class B Common Shares to permit the issuance of all Class B Common Shares assuming all of the Members’ Pubco Class B RSRs vest under the terms of the Merger Agreement.
(d)   To the extent that, by the Earnout Expiration Date (as defined in the Merger Agreement), subject to extension as described in the Merger Agreement, a Vesting Event has not occurred with respect to a Restricted Common Unit, and a Restricted Common Unit has not vested and converted into a Common Unit, then immediately and without any further action under this Agreement, on such date, any such Restricted Common Units outstanding under this Agreement shall be canceled and extinguished for no consideration, unless a definitive agreement providing for an Earnout Strategic Transaction (as defined in the Merger Agreement) has been entered into prior to the Earnout Expiration Date, in which case, such cancellation shall not occur prior to the first to occur of the termination of such definitive agreement and the consummation of such Earnout Strategic Transaction.
(e)   The parties hereto intend that, for U.S. federal income tax purposes, (i) the Restricted Common Units received by the Continuing Members and by PubCo in connection with the Merger Agreement not be treated as being received in connection with the performance of services and (ii) no such Member be treated as having taxable income or gain as a result of such receipt of such Restricted Common Units or as a result of holding any such Restricted Common Units at the time of any Vesting Event (other than as a result of corrective allocations made pursuant to Section 5.05(i)) and the Company shall prepare and file all tax returns consistent therewith unless otherwise required by a “determination” within the meaning of Section 1313 of the Code.
7.06   Forfeiture of Earnout Company Units.   The Earnout Company Units shall be subject to automatic forfeiture and transfer to the Company by PubCo in accordance with the Sponsor Letter.
ARTICLE VIII
TRANSFER RESTRICTIONS
8.01   Member Transfers.
(a)   Except as otherwise agreed to in writing between the OpCo Board and the applicable Member and reflected in the books and records of the Company or as otherwise provided in this Article VIII, no Member or Assignee thereof may Transfer all or any portion of its Units or other interest in the Company (or beneficial interest therein) without the prior consent of the OpCo Board, which consent may be given or withheld, or made subject to such conditions (including the receipt of such legal opinions and other documents that the OpCo Board may require) as are determined by the OpCo Board, in each case in the OpCo Board’s sole discretion, and which consent may be in the form of a plan or program entered into or approved by the OpCo Board, in its sole discretion. Any such determination in the OpCo Board’s sole discretion in respect of Units shall be final and binding. Such determinations need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall not constitute the breach of any duty hereunder or otherwise existing at law, in equity or otherwise. Any purported Transfer of Units that is not in accordance with, or subsequently violates, this Agreement shall be, to the fullest extent permitted by law, null and void. If a Member Transfers all or a portion of its Common Units to a Transferee in compliance with this Agreement, the Member shall surrender a number of Class B Common Shares to PubCo equal to the number of transferred Common Units, such Class B Common Shares will be immediately cancelled, and PubCo shall issue the same number of Class B Common Shares to such Transferee upon its admittance to the Company as a Member.
(b)   Except as otherwise agreed to in writing between the OpCo Board and the applicable Member and reflected in the books and records of the Company, each Member hereby agrees and covenants that such Member will not, during the Lock-Up Period, Transfer any limited liability company interests of the Company or any equity interests of PubCo (including any Class A Common Shares) received or retained as consideration under the Merger Agreement, including any securities held in escrow or otherwise issued or delivered after the Closing pursuant to the Merger Agreement (collectively, the “Restricted Securities”) (a “Prohibited Transfer”). If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and PubCo and the Company shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 8.01(b), PubCo and the Company may impose stop-transfer instructions with respect to the Restricted Securities of each Member until the end of the Lock-Up Period, as well as include customary legends on any certificates for any of the Restricted Securities reflecting the restrictions under this Section 8.01.
(c)   Notwithstanding anything otherwise to the contrary in this Agreement, following the conclusion of the Lock-Up Period, each Member that is a Member holding at least 2% of the Common Percentage Interest (excluding, for purposes of this calculation, Common Units then owned by the Managing Member (if any) or any Subsidiary of the Managing Member (if any)) may Transfer all or any portion of its Common Units in a Transfer that complies with Section 8.04, without the consent of the OpCo Board or any other Person, so long as, to the extent the Company otherwise satisfies the requirements of Treasury Regulation Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)) in such taxable year, such transfer does not increase the number of Members of the Company as determined in the sole discretion of the OpCo Board.
(d)   Notwithstanding anything otherwise to the contrary in this Agreement, following the conclusion of the Lock-Up Period, each Member may Transfer Units in Exchange Transactions pursuant to, and in accordance with, the Exchange Agreement; provided that, in the case of any Member other than a Member holding at least 2% of the Common Percentage Interest (excluding, for purposes of this calculation, Common Units then owned by the Managing Member (if any) or any Subsidiary of the Managing Member (if any)), that such Exchange Transactions shall be effected in compliance with reasonable policies that the OpCo Board may adopt or promulgate from time to time and advise the Members of in writing (including policies requiring the use of designated administrators or brokers) in its reasonable discretion; provided, further, that if such policies conflict with the terms of the Exchange Agreement, the provisions of the Exchange Agreement shall apply in lieu thereof to any Exchange Transaction to the extent of such conflict.
(e)   Notwithstanding anything otherwise to the contrary in this Section 8.01, subject to the limitations set forth herein and the Company Voting and Support Agreement, an individual Member may Transfer all or any portion of his, her or its Restricted Securities without consideration to (i) any member of his or her Family Group or (ii) any Affiliate of such Member (including any partner, shareholder or member controlling or under common control with such Member and Affiliated investment fund or vehicle of such Member), but excluding any Affiliate under this clause (ii) who operates or engages in a business which competes with the business of PubCo or the Company, in each case, in a Transfer that complies with Section 8.04 and (iii) to a trust solely for the benefit of such Member and such Member’s Family Group (or a re-Transfer of such Restricted Securities by such trust back to such Member upon the revocation of any such trust) or pursuant to the applicable Laws of descent or distribution among such Member’s Family Group, in each case, provided that, to the extent the Company otherwise satisfies the requirements of Treasury Regulation Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)) for such taxable year, such Transfer does not increase the number of Members of the Company as determined in the sole discretion of the OpCo Board (each of clauses (i)-(iii), an “Exempt Transfer”); provided that, (x) the restrictions contained in this Article VIII shall apply to an Exempt Transfer and (y) the restrictions contained in this Agreement will continue to apply to the Restricted Securities after any Exempt Transfer and each Transferee of Restricted Securities shall agree in writing, prior to and as a condition precedent to the effectiveness of such Exempt Transfer, to be bound by the provisions of this Agreement, without modification or condition, subject only to the consummation of such Exempt Transfer. Upon the Exempt Transfer of Restricted Securities, the transferor will deliver written notice to the Company, which notice will disclose in reasonable detail the identity of such Transferee(s) and shall include original counterparts of this Agreement in a form acceptable to the OpCo Board. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more Exempt Transfers to one or more Transferees and then disposing of all or any portion of such party’s interest in such Transferee if such disposition would result in such Transferee ceasing to be a Permitted Transferee. The OpCo Board may implement other policies and procedures to permit the Transfer of Restricted Securities by the Members for personal planning purposes and any such Transfer effected in compliance with such policies and procedures shall not require the prior consent of the OpCo Board.
(f)   Any Transfer or attempted Transfer of any Units in violation of any provision of this Agreement shall, to the fullest extent permitted by law, be null and void ab initio, and the Company will not record such Transfer on its books or treat any purported Transferee of such Units as the owner of such securities for any purpose.
8.02   Mandatory Exchanges and Approved Qualified Transaction.
(a)   The Company may, with the approval of the Disinterested Majority, at any time and from time to time, without the consent of any Member or other Person, cause to be Transferred to PubCo in an Exchange Transaction any and all Units, except for Units held by any Member holding at least 2% of the Common Percentage Interest (excluding, for purposes of this calculation, Common Units then owned by PubCo or any Subsidiary of PubCo) (a “Mandatory Exchange”); provided that, if at any time after the conclusion of the Lock-Up Period, (i) (x) the Company is not managed by PubCo or (y) for any other reason the Company’s nationally recognized tax advisors are unable to render an opinion to the Company at least at a “more likely than not” level of comfort that PubCo constitutes a “general partner” within the meaning of Treasury Regulations Section 1.7704-1(k)(1), (ii) the Company has more than 100 partners, within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), and (iii) there are not binding agreements by and among Members and the Company and/or its assignees to sell Units in a manner that will not cause the Company to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code pursuant to one or more closings that will occur no later than seventy-five (75) days of the conclusion of the Lock-Up Period and that would cause the Company to have 100 or fewer partners, within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), upon the consummation of the transactions contemplated by such agreements (including, agreements to tender Units to the Company or one or more purchasers approved by the Company), then the Company shall promptly, and in any event within seventy-five (75) days of the conclusion of the Lock-Up Period, cause a Mandatory Exchange to be effected with respect to a number of Members holding less than 2% of the Common Percentage Interest (excluding, for purposes of this calculation, Common Units then owned by PubCo or any Subsidiary of PubCo) sufficient to cause the Company to have no more than 100 partners, within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), upon the consummation of such Mandatory Exchange. Any Mandatory Exchange need not be uniform and may be made by the Company and PubCo selectively among Members, whether or not such Members are similarly situated; provided that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to any Class A Common Shares (a “PubCo Offer”) is proposed by PubCo or is proposed to PubCo or its stockholders and approved by the PubCo Board or is otherwise effected or to be effected with the consent or approval of the PubCo Board that would result in PubCo undergoing a Change of Control, then the OpCo Board shall require, and each Member shall be deemed to effect, an Exchange Transaction with respect to any and all Units held by all Members conditioned upon, and subject to, the consummation of such PubCo Offer or Change of Control, in each case, to the extent that such Member has not effected an Exchange Transaction with respect to all of its Units prior to the consummation of such transaction.
(b)   In the event that the OpCo Board and the holders of a majority of the voting power of all outstanding capital stock of PubCo approve a Qualified Transaction (the “Approved Qualified Transaction”), PubCo and each other Member (each, a “Required Member”) agree to Transfer all of such Required Member’s Units in connection with such Approved Qualified Transaction (the “Drag-Along Right”) for an amount of consideration per Unit and corresponding Class B Common Share equal (before taking into account any rights such Required Member may have under the Tax Receivable

Agreement) to the amount of consideration to be received per Class A Common Share by the holders thereof (the “Drag Price”), and otherwise with respect to such Units on the same terms and conditions as apply to the Class A Common Shares in such Approved Qualified Transaction, with such modifications as are appropriate, as determined in good faith by the OpCo Board, to reflect the fact that Units and corresponding Class B Common Shares rather than Class A Common Shares will be Transferred in the first instance by such Member. Any Transfer effected in connection with the Drag-Along Right shall be structured in the sole discretion of the OpCo Board and, without limitation to any other structure, the OpCo Board will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Members to participate in such Approved Qualified Transaction to the same extent or on an economically equivalent basis as the holders of Class A Common Shares without discrimination; provided that, without limiting the generality of this sentence, the OpCo Board will use its reasonable best efforts expeditiously and in good faith to ensure that such Members may participate in each such Approved Qualified Transaction without being required to have their Common Units and Class B Common Shares redeemed (or, if so required, to ensure that any such redemption shall be effective only upon, and shall be conditional upon, the closing of such Approved Qualified Transaction, or, as applicable, to the extent necessary to exchange the number of Common Units being repurchased).
(c)   PubCo shall send written notice (the “Drag-Along Notice”) to the Company and the Required Members at least thirty (30) days prior to the closing of the Approved Qualified Transaction notifying them that such Required Members will be required to sell all (but not less than all) of their Units in such sale, and setting forth (i) a copy of the written proposal or agreement pursuant to which the Approved Qualified Transaction will be effected, (ii) the Drag Price, (iii) the terms and conditions of Transfer and payment and (iv) the date and location of and procedures for selling the Units. In the event that the information set forth in the Drag-Along Notice changes from that set forth in the initial Drag-Along Notice, a subsequent Drag-Along Notice shall be delivered by PubCo no less than seven (7) days prior to the closing of the Approved Qualified Transaction. Notwithstanding the foregoing, to the extent that any of the foregoing information to be included in the Drag-Along Notice is publicly available, PubCo shall not be required to include such information in the Drag-Along Notice or deliver a subsequent Drag-Along Notice. Each Required Member shall thereafter be obligated to sell their Units and corresponding Class B Common Shares on the terms set forth in the Drag-Along Notice.
(d)   Upon receipt of a Drag-Along Notice, each Required Member receiving such notice shall be obligated to sell all of its Units and corresponding Class B Common Shares in the Approved Qualified Transaction as contemplated by the Drag-Along Notice for the Drag Price, on the terms and conditions described in this Section 8.02, including by executing any document containing customary representations, warranties and agreements with respect to itself and its ownership of the Units or Class A Common Shares, as applicable, as requested by the OpCo Board in connection with the Approved Qualified Transaction, which representations, warranties, indemnities and agreements shall be substantially the same as those contained in any letter of transmittal to be executed by the holders of Class A Common Shares with such modifications as are appropriate, as determined in good faith by the OpCo Board, to reflect the fact that Units rather than Class A Common Shares will be transferred by such Required Member. The Company and each Member shall cooperate in good faith in connection with the consummation of the Approved Qualified Transaction.
(e)   The parties hereto hereby agree that the foregoing Sections 8.02(b) through 8.02(d) shall not apply in the event of the occurrence of a PubCo Offer set forth in Section 8.02(a),
8.03   Encumbrances.   No Member or Assignee may create an Encumbrance with respect to all or any portion of its Units (or any beneficial interest therein) other than Encumbrances that run in favor of the Member unless the OpCo Board consents in writing thereto, which consent may be given or withheld, or made subject to such conditions as are determined by the OpCo Board, in the OpCo Board’s sole discretion. Consent of the OpCo Board shall be withheld until the holder of the Encumbrance acknowledges the terms and conditions of this Agreement. Any purported Encumbrance that is not in accordance with this Agreement shall be, to the fullest extent permitted by law, null and void.
8.04   Further Restrictions.
(a)   Units issued from time to time after the date of this Agreement, including Units issued under equity incentive plans of the Company or PubCo (or upon settlement of awards granted under such plans), may be subject to such additional or other terms and conditions, including with regard to vesting, forfeiture, minimum retained ownership and Transfer, as may be agreed between the OpCo Board and the applicable Member and reflected in the books and records of the Company. Such requirements, provisions and restrictions need not be uniform and may be waived or released by the OpCo Board in its sole discretion with respect to all or a portion of the Units owned by any one or more Members at any time and from time to time, and shall not constitute the breach of any duty hereunder or otherwise existing at law, in equity or otherwise.
(b)   Notwithstanding any contrary provision in this Agreement, in no event may any Transfer of a Unit (other than, in each case, in accordance with the Exchange Agreement) be made by any Member or Assignee if the OpCo Board determines that:
(i)   such Transfer is made to any Person who lacks the legal right, power or capacity to own such Unit;
(ii)   except pursuant to an Exchange Transaction, such Transfer would require the registration of such transferred Unit or of any Class of Unit pursuant to any applicable U.S. federal or state securities Laws (including, without limitation, the Securities Act or the Exchange Act) or other non-U.S. securities Laws or would constitute a non-exempt distribution pursuant to applicable provincial or state securities Laws;
(iii)   such Transfer would cause (i) all or any portion of the assets of the Company to (A) constitute “plan assets” (under ERISA, the Code or any applicable Similar Law) of any existing or contemplated Member, or (B) be subject to the provisions of ERISA, Section 4975 of the Code or any applicable Similar Law, or (ii) the OpCo Board or PubCo to become a fiduciary with respect to any existing or contemplated Member, pursuant to ERISA, any applicable Similar Law, or otherwise;
(iv)   to the extent requested by the OpCo Board, the Company does not receive such legal and/or tax opinions and written instruments (including copies of any instruments of Transfer and such Assignee’s consent to be bound by this Agreement as an Assignee) that are in a form satisfactory to the OpCo Board, as determined in the OpCo Board’s sole discretion; provided that, no such legal and/or tax opinions shall be required for a Transfer by a Member holding at least 2% of the Common Percentage Interest (excluding, for purposes of this calculation, Common Units then owned by the Managing Member (if any) or any Subsidiary of the Managing Member (if any)); or
(v)   the OpCo Board shall reasonably determine that such Transfer would pose a material risk that the Company would be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the regulations promulgated thereunder.
All determinations with respect to this Section 8.04 shall be made by the OpCo Board in its sole discretion; provided, however, that all such determinations with respect to a Member holding at least 2% of the Common Percentage Interest (excluding, for purposes of this calculation, Common Units then owned by the Managing Member (if any) or any Subsidiary of the Managing Member (if any)) shall be made by the OpCo Board exercising its reasonable discretion.
(c)   In addition, notwithstanding any contrary provision in this Agreement, to the extent the OpCo Board shall reasonably determine that interests in the Company do not meet the requirements of Treasury Regulation Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3) in a taxable year, provided that, for such purpose, the Company and the OpCo Board shall assume that each Continuing Member is treated as a single partner within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Regulations Section 1.7704-1(h)(3)) unless otherwise required by applicable Law), in no event may any Transfer or assignment of Units by any Member be made if such Transfer would (i) be considered to be effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof” as such terms are used in Treasury Regulations Section 1.7704-1, (ii) materially increase the possibility of the Company becoming a “publicly traded partnership” within the meaning of Section 7704 of the Code, or (iii) cause the Company to be treated as a “publicly traded partnership”

within the meaning of Section 7704 of the Code or successor provision of the Code or to be treated as an association taxable as a corporation pursuant to the Code. For the avoidance of doubt, any Transfer that constitutes a “block transfer” within the meaning of Treasury Regulation Section 1.7704-1(e)(2) shall not be considered to be (i) effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof” as such terms are used in Treasury Regulations Section 1.7704-1, (ii) materially increase the possibility of the Company becoming a “publicly traded partnership” within the meaning of Section 7704 of the Code, or (iii) cause the Company to be treated as a “publicly traded partnership.” For purposes of determining whether a Transfer is a “block transfer” if at any time the Company is managed by a Managing Member such Managing Member shall be treated as a “general partner.”
(d)   Transfers of Units (other than pursuant to an Exchange Transaction) that are otherwise permitted by this Article VIII may only be made on the first day of a fiscal quarter of the Company, unless the OpCo Board otherwise agrees.
(e)   To the fullest extent permitted by law, any Transfer in violation of this Article VIII shall be deemed null and void ab initio and of no effect.
8.05   Rights of Assignees.   Subject to Section 8.04(b), the Transferee of any permitted Transfer pursuant to this Article VIII will be an assignee only (“Assignee”), and only will receive, to the extent transferred, the Distributions and allocations of income, gain, loss, deduction, credit or similar item to which the Member which transferred its Units would be entitled, and such Assignee will not be entitled or enabled to exercise any other rights or powers of a Member, such other rights, and all obligations relating to, or in connection with, such interest remaining with the transferring Member. The transferring Member will remain a Member even if it has transferred all of its Units to one or more Assignees until such time as the Assignee(s) is admitted to the Company as a Member pursuant to Section 8.07.
8.06   Admissions, Resignations and Removals.
(a)   [Reserved.]
(b)   No Member will be removed or entitled to resign from being a Member of the Company except in accordance with Section 8.08 hereof. Any additional Managers or substitute members of the OpCo Board admitted as a Manager of the Company pursuant to this Section 8.06 is hereby authorized to, and shall, continue the Company without dissolution.
(c)   Except as otherwise provided in Article IX or the Act, no admission, substitution, resignation or removal of a Member will cause the dissolution of the Company. To the fullest extent permitted by law, any purported admission, resignation or removal that is not in accordance with this Agreement shall be null and void.
8.07   Admission of Assignees as Substitute Members.
(a)   An Assignee will become a substitute Member only if and when each of the following conditions is satisfied:
(i)   the OpCo Board consents in writing to such admission, which consent may be given or withheld, or made subject to such conditions as are determined by the OpCo Board, in each case in the OpCo Board’s sole discretion;
(ii)   if required by the OpCo Board, the OpCo Board receives written instruments (including copies of any instruments of Transfer and such Assignee’s consent to be bound by this Agreement as a substitute Member) that are in a form satisfactory to the OpCo Board (as determined in its sole discretion);
(iii)   if required by the OpCo Board, the OpCo Board receives an opinion of counsel satisfactory to the OpCo Board to the effect that such Transfer is in compliance with this Agreement and all applicable Law; and

(iv)   if required by the OpCo Board, the parties to the Transfer, or any one of them, pays all of the Company’s reasonable expenses connected with such Transfer (including the reasonable legal and accounting fees of the Company).
(b)   Notwithstanding anything herein to the contrary, to the fullest extent permitted by law, any Person who acquires in any manner whatsoever any Units, irrespective of whether such Person has accepted and adopted in writing the terms and conditions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have agreed to be subject to and bound by all of the terms and conditions of this Agreement to which any predecessor in such Units was subject or by which such predecessor was bound.
8.08   Resignation and Removal of Members.   Subject to Section 8.05, if a Member (other than PubCo) ceases to hold any Units, then such Member shall cease to be a Member and to have the power to exercise any rights or powers of a member of the Company, and shall be deemed to have resigned from the Company.
8.09   Withholding.   In the event any Transfer is permitted pursuant to this Article VIII, the transferring parties shall demonstrate to the satisfaction of the OpCo Board either that no withholding is required in connection with such transfer under applicable U.S. federal, state, local or non-U.S. law (including under Section 1445 or 1446 of the Code) or that any amounts required to be withheld in connection with such transfer under applicable U.S. federal, state, local or non-U.S. law (including under Section 1446 of the Code, other than by reason of Section 1446(f)(4)) have been so withheld.
8.10   Allocations in Respect of Transferred Units.   With regard to PubCo’s acquisition of the Acquired Surviving Company Units (as defined in the Merger Agreement), Profits or Losses shall be allocated to the Members of the Company so as to take into account the varying interests of the Members in the Company using an “interim closing of the books” method in a manner that complies with the provisions of Section 706 of the Code and the Treasury Regulations thereunder. If during any taxable year there is any other change in any Member’s Units in the Company, the OpCo Board shall consult in good faith with the Continuing Member Representative and the tax advisors to the Company and allocate the Profits or Losses to the Members of the Company so as to take into account the varying interests of the Members in the Company using an “interim closing of the books” method in a manner that complies with the provisions of Section 706 of the Code and the Treasury Regulations thereunder; provided, however, that such allocations may instead be made in another manner that complies with the provisions of Section 706 of the Code and the Treasury Regulations thereunder and that is selected by the OpCo Board (with the prior written consent of the Requisite Continuing Members, not to be unreasonably withheld, conditioned or delayed); provided that, the Requisite Continuing Members shall not have the consent right described in this Section 8.10 in the event that the Continuing Members collectively own less than 10% of the Units.
ARTICLE IX
DISSOLUTION, LIQUIDATION AND TERMINATION
9.01   No Dissolution.   Except as required by the Act, the Company shall not be dissolved by the admission of additional Members or resignation of Members in accordance with the terms of this Agreement. The Company may be dissolved, liquidated, wound up and terminated only pursuant to the provisions of this Article IX, and the Members hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company assets.
9.02   Events Causing Dissolution.   The Company shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:
(a)   the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act upon the finding by a court of competent jurisdiction that it is not reasonably practicable to carry on the business of the Company in conformity with this Agreement;
(b)   any event which makes it unlawful for the business of the Company to be carried on by the Members;

(c)   the written consent of all Members;
(d)   at any time there are no Members, unless the Company is continued in accordance with the Act; or
(e)   the determination of the OpCo Board in its reasonable discretion and with the consent of PubCo; provided that, in the event of a dissolution pursuant to this clause (e), the relative economic rights of each Class of Units immediately prior to such dissolution shall be preserved to the greatest extent practicable with respect to Distributions made to Members pursuant to Section 9.03 below in connection with the winding up of the Company, taking into consideration tax and other legal constraints that may adversely affect one or more parties hereto and subject to compliance with applicable Laws and regulations, unless, and to the extent that, with respect to any Class of Units, holders of not less than 90% of the Units of such Class consent in writing to a treatment other than as described above.
9.03   Distribution upon Dissolution.   Upon dissolution, the Company shall not be terminated and shall continue until the winding up of the affairs of the Company is completed. Upon the winding up of the Company, the OpCo Board, or any other Person designated by the OpCo Board (the “Liquidation Agent”), shall take full account of the assets and liabilities of the Company and shall, unless the OpCo Board determines otherwise, liquidate the assets of the Company as promptly as is consistent with obtaining the fair value thereof. The proceeds of any liquidation shall be applied and distributed in the following order:
(a)   First, to the satisfaction of debts and liabilities of the Company (including satisfaction of all indebtedness to Members and/or their Affiliates to the extent otherwise permitted by law) including the expenses of liquidation, and including the establishment of any reserve which the Liquidation Agent shall deem reasonably necessary for any contingent, conditional or unmatured contractual liabilities or obligations of the Company (“Contingencies”). Any such reserve may be paid over by the Liquidation Agent to any attorney-at-law, or acceptable party, as escrow agent, to be held for disbursement in payment of any Contingencies and, at the expiration of such period as shall be deemed advisable by the Liquidation Agent for Distribution of the balance in the manner hereinafter provided in this Section 9.03; and
(b)   The balance, if any, to the Members in accordance with Section 4.02.
9.04   Time for Liquidation.   A reasonable amount of time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to enable the Liquidation Agent to minimize the losses attendant upon such liquidation. Notwithstanding the provisions of Section 9.03, but subject to the order of priorities set forth therein, if upon dissolution of the Company the Liquidation Agent determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the Liquidation Agent may, in its sole discretion, defer for a reasonable time the winding up of any assets except those necessary to satisfy Company liabilities (other than loans to the Company by Members) and reserves. Subject to the order of priorities set forth in Section 9.03, the Liquidation Agent may, in its sole discretion, distribute to the Members, in lieu of cash, either (i) all or any portion of such remaining Company assets in-kind in accordance with the provisions of Section 9.03, (ii) as tenants in common and in accordance with the provisions of Section 9.03, undivided interests in all or any portion of such Company assets or (iii) a combination of the foregoing. Any such Distributions in kind shall be subject to (x) such conditions relating to the disposition and management of such assets as the Liquidation Agent deem reasonable and equitable and (y) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any Company assets distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The Liquidation Agent shall determine the Fair Market Value of any property distributed in accordance with the valuation procedures set forth in Article XIV.
9.05   Termination.   The Company shall terminate when all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the holders of Units in the manner provided for in this Article IX, and the Certificate shall have been cancelled in the manner required by the Act.

9.06   Claims of the Members.   The Members shall look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members shall have no recourse against the Company or any other Member or any other Person. No Member with a negative balance in such Member’s Capital Account shall have any obligation to the Company or to the other Members or to any creditor or other Person to restore such negative balance during the existence of the Company, upon dissolution or termination of the Company or otherwise, except to the extent required by the Act.
9.07   Survival of Certain Provisions.   Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 5.07, 10.01, 10.02, 12.09 and 12.10 shall survive the termination of the Company.
ARTICLE X
LIABILITY AND INDEMNIFICATION
10.01   Liability of Members.
(a)   No Member and no Affiliate, manager, member, employee or agent of a Member shall be liable for any debt, obligation or liability of the Company or of any other Member or have any obligation to restore any deficit balance in its Capital Account solely by reason of being a Member of the Company, except to the extent required by the Act.
(b)   This Agreement is not intended to, and does not, create or impose any duty (including any fiduciary duty) on any of the Members (including PubCo), the Continuing Member Representative or on their respective Affiliates. Further, notwithstanding any other provision of this Agreement or any duty otherwise existing at law or in equity, the parties hereto agree that no Member, Manager or Continuing Member Representative shall, to the fullest extent permitted by law, have duties (including fiduciary duties) to any of the Members or to the Company, and in doing so, recognize, acknowledge and agree that their duties and obligations to one another and to the Company are only as expressly set forth in this Agreement; provided, however, that each Member shall have the duty to act in accordance with the implied contractual covenant of good faith and fair dealing.
(c)   To the extent that, at law or in equity, any Member (including PubCo) or the Continuing Member Representative has any duties (including fiduciary duties) and liabilities relating thereto to the Company, to another Member or to another Person who is a party to or is otherwise bound by this Agreement, none of the Members (including PubCo) or the Continuing Member Representative acting under this Agreement will be liable to the Company, to any such other Member or to any such other Person who is a party to or is otherwise bound by this Agreement, for their good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities relating thereto of any Member (including PubCo) or Continuing Member Representative otherwise existing at law or in equity, are agreed by the Members to replace to that extent such other duties and liabilities of the Members or Continuing Member Representative relating thereto (including PubCo).
(d)   The OpCo Board may consult with legal counsel, accountants and financial or other advisors selected by it, and any act or omission taken by the OpCo Board on behalf of the Company or in furtherance of the interests of the Company in good faith in reliance upon and in accordance with the advice of such Person as to matters the OpCo Board reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion or advice, and the OpCo Board will be fully protected in so acting or omitting to act so long as such counsel or accountants or financial or other advisors were selected with reasonable care.
(e)   To the fullest extent permitted by applicable Law, the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to (a) any Member that is not a director, managers, officer or employee of the Company, PubCo or any of their respective Subsidiaries, in which case solely acting in their capacity as such, (b) any of their respective Affiliates (other than the Company, PubCo or any of their respective Subsidiaries), (c) RB, McKesson Corporation, Sealed Air Corporation, SA, Carlyle, Quality King or any other Person that was a Member immediately before the Effective Time or any of its respective Affiliates (including its respective investors and equityholders and any associated Persons or investment funds or any of their respective portfolio companies or investments) or (d) any of the respective officers, managers, directors, agents, shareholders, members, and partners of any of the foregoing (each, a “Business Opportunities Exempt Party”). The Company and each of the Members, on its own behalf and on behalf of their respective Affiliates and equityholders, hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any Business Opportunities Exempt Party and irrevocably waives any right to require any Business Opportunity Exempt Party to act in a manner inconsistent with the provisions of this Section 10.01(e). No Business Opportunities Exempt Party who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for PubCo, the Company or any of their respective Subsidiaries, Affiliates or equityholders shall have any duty to communicate or offer such opportunity to the Company and none of PubCo, the Company or any of their respective Subsidiaries, Affiliates or equityholders will acquire or be entitled to any interest or participation in any such transaction, agreement, arrangement or other matter or opportunity as a result of participation therein by a Business Opportunity Exempt Party. This Section 10.01(e) shall not apply to, and no interest or expectancy of the Company is renounced with respect to, any opportunity offered to any director of PubCo if such opportunity is expressly offered or presented to, or acquired or developed by, such Person solely in his or her capacity as a director or officer of the Company. No amendment or repeal of this Section 10.01(e) shall apply to or have any effect on the liability or alleged liability of any Business Opportunities Exempt Party for or with respect to any opportunities of which any such Business Opportunities Exempt Party becomes aware prior to such amendment or repeal. Any Person purchasing or otherwise acquiring any interest in any Units shall be deemed to have notice of and consented to the provisions of this Section 10.01(e). Neither the amendment or repeal of this Section 10.01(e), nor the adoption of any provision of this Agreement inconsistent with this Section 10.01(e), shall eliminate or reduce the effect of this Section 10.01(e) in respect of any business opportunity first identified or any other matter occurring, or any cause of action that, but for this Section 10.01(e), would accrue or arise, prior to such amendment, repeal or adoption. No action or inaction taken by any Business Opportunities Exempt Party in a manner consistent with this Section 10.01(e) shall be deemed to be a violation of any fiduciary or other duty owed to any Person.
10.02   Indemnification.
(a)   Exculpation and Indemnification.   Notwithstanding any other provision of this Agreement, whether express or implied, to the fullest extent permitted by law, no Indemnitee shall be liable to the Company or any Member for any act or omission in relation to the Company or this Agreement or any transaction contemplated hereby taken or omitted by an Indemnitee unless such Indemnitee’s conduct constituted fraud, bad faith or willful misconduct. To the fullest extent permitted by law, as the same exists or hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), the Company shall indemnify any Indemnitee who was or is made or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (hereinafter a “Proceeding”), including appeals, by reason of his or her or its status as an Indemnitee or by reason of any action alleged to have been taken or omitted to be taken by Indemnitee in such capacity, for and against all loss and liability suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such Indemnitee in connection with such action, suit or proceeding, including appeals; provided that such Indemnitee shall not be entitled to indemnification hereunder if, but only to the extent that, such Indemnitee’s conduct constituted fraud, bad faith or willful misconduct. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.02(c), the Company shall be required to indemnify an Indemnitee in connection with any action, suit or proceeding (or part thereof) (i) commenced by such Indemnitee only if the commencement of such action, suit or proceeding (or part thereof) by such Indemnitee was authorized by the OpCo Board, and (ii) by or in the right of the Company only if the OpCo Board has provided its prior written consent. The indemnification of an Indemnitee of the type identified in clause (e) of the definition of Indemnitee shall be secondary to any and all indemnification to which such Indemnitee is entitled from the relevant other Person (including any payment made to such Indemnitee under any insurance policy issued to or for the benefit of such Person or Indemnitee) (the “Primary Indemnification”), and will only be paid to the extent the Primary Indemnification is not paid and/or does not provide coverage (e.g., a self-insured retention amount under an insurance policy). No such Person shall be entitled to contribution or indemnification from or subrogation against the Company. The indemnification of any other Indemnitee shall, to the extent not in conflict with such policy, be secondary to any and all payment to which such Indemnitee is entitled from any relevant insurance policy issued to or for the benefit of the Company or any Indemnitee.
(b)   Advancement of Expenses.   To the fullest extent permitted by law, the Company shall promptly pay reasonable expenses (including attorneys’ fees) incurred by any Indemnitee in appearing at, participating in or defending any Proceeding in advance of the final disposition of such Proceeding, including appeals, upon presentation of an undertaking on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Section 10.02 or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.02(c), the Company shall be required to pay expenses of an Indemnitee in connection with any Proceeding (or part thereof) (i) commenced by such Indemnitee only if the commencement of such action, suit or proceeding (or part thereof) by such Indemnitee was authorized by the OpCo Board and (ii) by or in the right of the Company only if the OpCo Board has provided its prior written consent.
(c)   Unpaid Claims.   If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Section 10.02 is not paid in full within 30 days after a written claim therefor by any Indemnitee has been received by the Company, such Indemnitee may file proceedings to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that such Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable Law.
(d)   Insurance.   (i) To the fullest extent permitted by law, the Company may purchase and maintain insurance on behalf of any Person described in Section 10.02(a) against any liability asserted against such person, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section 10.02 or otherwise.
(ii)   In the event of any payment by the Company under this Section 10.02, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee from any relevant other Person or under any insurance policy issued to or for the benefit of the Company, such relevant other Person, or any Indemnitee. Each Indemnitee agrees to execute all papers required and take all action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce any such rights in accordance with the terms of such insurance policy or other relevant document. The Company shall pay or reimburse all expenses actually and reasonably incurred by the Indemnitee in connection with such subrogation.
(iii)   The Company shall not be liable under this Section 10.02 to make any payment of amounts otherwise indemnifiable hereunder (including judgments, fines and amounts paid in settlement, and excise taxes with respect to an employee benefit plan or penalties) if and to the extent that the applicable Indemnitee has otherwise actually received such payment under this Section 10.02 or any insurance policy, contract, agreement or otherwise.
(e)   Non-Exclusivity of Rights.   The provisions of this Section 10.02 shall be applicable to all actions, claims, suits or proceedings made or commenced after the date of this Agreement, whether arising from acts or omissions to act occurring before or after its adoption. The provisions of this Section 10.02 shall be deemed to be a contract between the Company and each person entitled to indemnification under this Section 10.02 (or legal representative thereof) who serves in such capacity at any time while this Section 10.02 and the relevant provisions of applicable Law, if any, are in effect, and any amendment, modification or repeal hereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Section 10.02 shall be found to be invalid or limited in application by reason of any Law or regulation, it shall not affect the validity of the remaining provisions hereof. The rights of indemnification provided in this Section 10.02 shall neither be exclusive of, nor be deemed in limitation of, any rights to which any person may otherwise be or become entitled or permitted by contract, this Agreement or as a matter of law, both as to actions in such person’s official capacity and actions in any other capacity, it being the policy of the Company that indemnification of any person whom the Company is obligated to indemnify pursuant to Section 10.02(a) shall be made to the fullest extent permitted by law.
For purposes of this Section 10.02, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.
This Section 10.02 shall not limit the right of the Company, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 10.02(a).
ARTICLE XI
VALUATION
11.01   Fair Market Value.   For all purposes of this Agreement, “Fair Market Value” of any asset, property or equity interest means the amount which a seller of such asset, property or equity interest would receive in a sale of such asset, property or equity interest in an arms-length transaction with an unaffiliated third party consummated on a date determined by the OpCo Board (which may be the date on which the event occurred which necessitated the determination of the Fair Market Value) (and after giving effect to any transfer taxes payable in connection with such sale).
11.02   Determination.   Fair Market Value shall be determined by the OpCo Board (or, if pursuant to Section 9.03, the Liquidation Agent) in its good faith judgment in such manner as it deems reasonable and using all factors, information and data deemed to be pertinent; provided that, no determination of Fair Market Value shall give effect or take into account any “minority discount” or “liquidity discount” (or any similar discount arising out of the fact that the Units are restricted or is not registered with the Commission, publicly traded or listed on a securities exchange), but shall value the Company and its Subsidiaries and their respective businesses in their entirety on an enterprise basis using any variety of industry recognized valuation techniques commonly used to value businesses.
ARTICLE XII
MISCELLANEOUS
12.01   Severability.   If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
12.02   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service (delivery receipt requested), by electronic mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.02):
(a)
If to the Company, to:

Packable Holdings, LLC
1985 Marcus Ave, Suite 207
Lake Success NY 11042
Attention:
Ian R. Cohen, General Counsel
Email: ian@pharmapacks.com

(b)
If to any Member (other than PubCo and any Managers who are also Members), to such Member at the address of such Member as set forth on Schedule I.

(c)
If to PubCo or any Manager, to:

Packable Commerce, Inc.
[•]
[•]
Attention: [•]
Email: [•]
12.03   Cumulative Remedies.   The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by Law.
12.04   Binding Effect.   This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
12.05   Interpretation.   Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. Unless otherwise specified, all references herein to “Articles,” “Sections” and paragraphs shall refer to corresponding provisions of this Agreement. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.
Each party hereto acknowledges and agrees that the parties hereto have participated collectively in the negotiation and drafting of this Agreement and that he or she or it has had the opportunity to draft, review and edit the language of this Agreement; accordingly, it is the intention of the parties that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereby waive to the fullest extent permitted by law the benefit of any rule of law or any legal decision that would require that in cases of uncertainty, the language of a contract should be interpreted most strongly against the party who drafted such language.
12.06   Counterparts.   This Agreement may be executed and delivered (including by email or facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 12.06.
12.07   Further Assurances.   Each Member shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Agreement.
12.08   Entire Agreement.   This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, pertaining thereto (including the Existing LLC Agreement).

12.09   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the Law of the State of Delaware.
12.10   Submission to Jurisdiction; Waiver of Jury Trial.
(a)   Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by a party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Chancery Court, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. Each of the parties hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each party irrevocably consents to service of process in any dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 12.02. Each party hereby irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action brought by any party with respect to this Agreement (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 12.10; (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); or (iii) any objection which such party may now or hereafter have (A) to the laying of venue of any of the aforesaid actions arising out of or in connection with this Agreement brought in the courts referred to above; (B) that such action brought in any such court has been brought in an inconvenient forum and (C) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.
(b)   To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.
(c)   EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.
(d)   EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.
12.11   Expenses.   Except as otherwise specified in this Agreement, the Company shall be responsible for all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred by the Members and the Company in connection with the preparation, negotiation, and operation of this Agreement.

12.12   Amendments and Waivers.
(a)   This Agreement (including the Annexes hereto) may be amended, supplemented, waived or modified by the OpCo Board and with the approval of PubCo and without the approval of any other Member or other Person so long as such amendment is executed and delivered to the Company by PubCo and has been approved by the OpCo Board; provided that, no amendment, including any amendment effected by way of merger, consolidation or Transfer of all or substantially all the assets of the Company, may (i) materially and adversely affect the rights of a holder of Units, as such, other than on a pro rata basis with other holders of Units of the same Class without the consent of such holder (or, if there is more than one such holder that is so affected, without the consent of a majority in interest of such affected holders in accordance with their holdings of such Class of Units); provided that, the creation or issuance of any new Unit or Equity Interest of the Company permitted pursuant to Section 7.04 and any amendments or modifications to Agreement to the extent necessary to reflect such creation or issuance shall not be deemed to disproportionately and adversely affect a Member or remove a right or privilege specifically granted to a Member in any event; (ii) modify the limited liability of any Member, or increase the Liabilities of any Member, in each case, without the prior written consent of each such affected Member; or (iii) alter or change any rights, preferences or privileges of any Units in a manner that is different or prejudicial relative to any other Units in the same class of Units, without the prior written consent of the holders of a majority of such Units.
(b)   Notwithstanding anything to the contrary herein , the OpCo Board may, without the written consent of any Member or any other Person, amend, supplement, waive or modify any provision of this Agreement, including Schedule I, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (1) any amendment, supplement, waiver or modification that the OpCo Board determines in its reasonable discretion to be necessary or appropriate in connection with the creation, authorization or issuance of Units or any Class or series of equity interest in the Company pursuant to Section 7.01 hereof; (2) the admission, substitution, or withdrawal of Members in accordance with this Agreement, pursuant to Section 8.07 hereof; (3) a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company; (4) any amendment, supplement, waiver or modification that the OpCo Board determines in its reasonable discretion to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation; and/or (5) a change in the Fiscal Year or taxable year of the Company and any other changes that the OpCo Board determines to be necessary or appropriate as a result of a change in the Fiscal Year or taxable year of the Company including a change in the dates on which Distributions are to be made by the Company. If an amendment has been approved in accordance with this agreement, such amendment shall be adopted and effective with respect to all Members. Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any Member or other Person, any amendment to this Agreement may be implemented and reflected in a writing executed solely by the OpCo Board and the Members shall be deemed a party to and bound by such amendment.
(c)   No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
(d)   Except as may be otherwise required by law in connection with the winding-up, liquidation, or dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for judicial accounting or for partition of any of the Company’s property.
12.13   No Third Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (other than pursuant to Section 10.02 hereof); provided, however, that each employee, officer, director, agent or indemnitee of any

Person who is bound by this Agreement or its Affiliates is an intended third party beneficiary of Section 12.10 and shall be entitled to enforce its rights thereunder.
12.14   Headings.   The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
12.15   Power of Attorney.   Each Member, by its execution hereof, hereby makes, constitutes and appoints the OpCo Board as its true and lawful agent and attorney in fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (a) this Agreement and any amendment to this Agreement that has been consented to and adopted as herein provided; (b) all amendments to the Certificate required or permitted by law or the provisions of this Agreement; (c) all certificates and other instruments (including consents and ratifications which the Members have agreed to provide upon a matter receiving the agreed support of Members) deemed advisable by the OpCo Board to carry out the provisions of this Agreement and Law or to permit the Company to become or to continue as a limited liability company or entity wherein the Members have limited liability in each jurisdiction where the Company may be doing business; (d) all instruments that the OpCo Board deems appropriate to reflect a change or modification of this Agreement or the Company in accordance with this Agreement, including the admission of additional Members or substituted Members pursuant to the provisions of this Agreement; (e) all conveyances and other instruments or papers deemed advisable by the OpCo Board to effect the liquidation and termination of the Company; and (f) all fictitious or assumed name certificates required or permitted (in light of the Company’s activities) to be filed on behalf of the Company.
12.16   Separate Agreements; Schedules.   Notwithstanding any other provision of this Agreement, including Section 12.12, the OpCo Board in its sole discretion may, or may cause the Company to, without the approval of any Member or other Person, enter into separate subscription, letter or other agreements with individual Members that have become or will become Members after the date hereof with respect to any matter, which have the effect of establishing rights under, or altering, supplementing or amending the terms of, this Agreement. The parties hereto agree that any terms contained in any such separate agreement shall govern with respect to such future Member(s) party thereto notwithstanding the provisions of this Agreement. The OpCo Board in its sole discretion may from time to time execute and deliver to the Members schedules which set forth information contained in the books and records of the Company and any other matters deemed appropriate by the OpCo Board. Such schedules shall be for information purposes only and shall not be deemed to be part of this Agreement for any purpose whatsoever. Notwithstanding anything to the contrary, solely for U.S. federal income tax purposes, this Agreement, the Tax Receivable Agreement, the Exchange Agreement and any other separate agreement described in this Section 12.16 shall constitute a “partnership agreement” within the meaning of Section 761 of the Code.
12.17   Partnership Status.   The Members intend to treat the Company as a partnership for U.S. federal [and state]1 income tax purposes and notwithstanding anything to the contrary herein, no election to the contrary shall be made. [Without limiting the immediately preceding sentence, the Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the immediately preceding sentence, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise.]
12.18   Delivery by Facsimile or Email.   This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or email with scan or facsimile attachment, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or

1
To be included if the last sentence in this Section 12.17 is retained.

agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.
12.19   Competitively Sensitive Information.   Notwithstanding anything in this Agreement to the contrary, no Member (other than PubCo and Carlyle) shall be entitled to receive any Competitively Sensitive Information.
[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have entered into this Agreement or have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the date first above stated.
COMPANY:
PACKABLE HOLDINGS, LLC
By:

Name:
Title:
[Signature Page — Amended and Restated Operating Agreement of Packable Holdings, LLC]

In Witness Whereof, the parties hereto have entered into this Agreement or have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the date first above stated.
PUBCO:
PACKABLE COMMERCE, INC.
By:

Name:
Title:
[Signature Page — Amended and Restated Operating Agreement of Packable Holdings, LLC]

In Witness Whereof, the parties hereto have entered into this Agreement or have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the date first above stated.
OTHER MEMBERS:
[•]

(Signature)
[Signature Page — Amended and Restated Operating Agreement of Packable Holdings, LLC]

EXHIBIT A
[To come.]

SCHEDULE I

Annex E
FINAL FORM
TAX RECEIVABLE AGREEMENT
among
PACKABLE COMMERCE, INC.
and
THE PERSONS NAMED HEREIN
Dated as of [•]

TAX RECEIVABLE AGREEMENT
This TAX RECEIVABLE AGREEMENT (this “Agreement”), dated as of [•], is hereby entered into by and among Packable Commerce, Inc., a Delaware corporation (the “Corporate Taxpayer”), the TRA Party Representative and each of the other persons from time to time party hereto (the “TRA Parties”). Capitalized terms used but not defined herein have their respective meanings set forth in the Merger Agreement.
RECITALS
WHEREAS, the TRA Parties directly or indirectly hold Units in Packable Holdings, LLC, a Delaware limited liability company (formerly known as Entourage Commerce, LLC, “OpCo”), which is classified as a partnership for United States federal income tax purposes, or held Blocker Stock immediately prior to the Blocker Mergers;
WHEREAS, the Corporate Taxpayer, OpCo, Picasso Merger Sub III, LLLC, a Delaware limited liability company (“Opco Merger Sub”), Pacer Corp. Blocker, Pacer L.P. Blocker and the other parties thereto entered into that certain Agreement and Plan of Merger, dated September 8, 2021 (as further amended or modified in whole or in part from time to time in accordance with such agreement, the “Merger Agreement”), pursuant to which, among other things, (a) Pacer Corp. Blocker and Pacer L.P. Blocker will each be merged in a two-step transaction with and into the Corporate Taxpayer (such mergers, the “Blocker Mergers”), and (b) following the Blocker Mergers, at the Closing, Opco Merger Sub will merge with and into OpCo, with OpCo surviving (such merger, the “Company Merger”);
WHEREAS, immediately prior to the consummation of the Blocker Mergers, each Blocker was taxable as a corporation for United States federal income Tax purposes;
WHEREAS, as of immediately following the Company Merger, the Corporate Taxpayer holds Units that were (a) received in connection with the Blocker Mergers or (b) received in exchange for the Corporate Taxpayer’s contribution of the Primary Capital to OpCo in a transaction described under Section 721 of the Code and together with the Company Merger and the Blocker Mergers, the “Acquisition”);
WHEREAS, as a result of the Blocker Mergers, the Corporate Taxpayer will (i) be entitled to utilize Blocker NOLs and (ii) obtain the benefit of the Previous Purchase Basis Adjustment;
WHEREAS, following the Company Merger, any Units held by the TRA Parties, together with Class B common stock of the Corporate Taxpayer, may be exchanged for Class A common stock of the Corporate Taxpayer (the “Class A Shares”) constituting the Stock Exchange Payment or, alternatively, at the election of the Corporate Taxpayer, the Cash Exchange Payment (an “Exchange”), pursuant to the provisions of the LLC Agreement and the Exchange Agreement, dated as of [•], among the Corporate Taxpayer, OpCo, and the holders of Units from time to time party thereto, as amended from time to time (the “Exchange Agreement”), and in either case contributed to OpCo by the Corporate Taxpayer, provided that, at the election of the Corporate Taxpayer in its sole discretion and in accordance with the Exchange Agreement, the Corporate Taxpayer may effect a direct exchange of such cash or Class A Shares for such Units (a “Direct Exchange,” which shall also constitute an Exchange);
WHEREAS, OpCo and each of its direct and indirect Subsidiaries that is treated as a partnership for United States federal income tax purposes (but only if such indirect Subsidiaries are held only through Subsidiaries treated as partnerships or disregarded entities) currently have and will have in effect an election under Section 754 of the Code for the Taxable Year that includes the Closing Date and each subsequent Taxable Year in which an Exchange occurs, in each case, to the extent eligible to do so;
WHEREAS, as a result of the Acquisition and future Exchanges, the income, gain, deduction, loss, expense and other Tax items of the Corporate Taxpayer may be affected by (i) the Basis Adjustments, (ii) Blocker NOLs; and (iii) any deduction attributable to any payment (including amounts attributable to Imputed Interest) made under this Agreement (collectively, the “Tax Attributes”);
WHEREAS, the parties to this Agreement desire to provide for certain payments and make certain arrangements with respect to the effect of the Tax Attributes on the liability for Taxes of the Corporate Taxpayer.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).
“Acquired Units” means the Units acquired by the Corporate Taxpayer in the Blocker Mergers or an Exchange.
“Actual Tax Liability” means, with respect to any Taxable Year, the actual liability for Taxes, which shall not be less than zero, of (i) the Corporate Taxpayer and (ii) without duplication, OpCo and its Subsidiaries, but only with respect to Taxes imposed on OpCo and its Subsidiaries and allocable to the Corporate Taxpayer or to the other members of the consolidated group of which the Corporate Taxpayer is the parent, provided, that, if applicable, such amounts shall be determined in accordance with a Determination (including interest imposed in respect thereof under applicable law); provided, further, that the actual liability for Taxes described in clauses (i) and (ii) shall be calculated using the Assumed Rate, solely for purposes of calculating the U.S. state and local Actual Tax Liability of the Corporate Taxpayer.
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise, including any private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this Agreement, no TRA Party shall be considered to be an Affiliate of the Corporate Taxpayer or OpCo.
“Agreed Rate” means a per annum rate equal to LIBOR plus 100 basis points.
“Assumed Rate” means, with respect to any Taxable Year, the tax rate equal to the sum of the product of (x) OpCo’s Tax apportionment percentage(s) for each U.S. state and local jurisdiction in which OpCo or the Corporate Taxpayer files Tax Returns for the relevant Taxable Year and (y) the highest corporate Tax rate(s) for each such U.S. state and local jurisdiction in which OpCo or the Corporate Taxpayer files Tax Returns for each relevant Taxable Year.
“Attributable” means the portion of any Tax Attribute of the Corporate Taxpayer or its Subsidiaries or, without duplication, OpCo or its Subsidiaries, that is attributable to a TRA Party and shall be determined by reference to the Tax Attributes, under the following principles:
(i) any Exchange Basis Adjustments shall be determined separately with respect to each TRA Party and are Attributable to a TRA Party in an amount equal to the total Exchange Basis Adjustments relating to the Units that are Exchanged by such TRA Party;
(ii) any Blocker NOLs shall be determined separately with respect to each TRA Party and are Attributable to each TRA Party in an amount equal to the Blocker NOLs relating to the Blocker Stock acquired (via the Blocker Mergers) from such TRA Party;
(iii) any Previous Purchase Basis Adjustments shall be determined separately with respect to each Carlyle Party and is Attributable to the Carlyle Parties in an amount equal to the Previous Purchase Basis Adjustments relating to the Acquired Units acquired by the Corporate Taxpayer from each such Carlyle Party; and
(iv) any deduction to the Corporate Taxpayer or its Subsidiaries, as applicable, with respect to a Taxable Year in respect of any payment (including amounts attributable to Imputed Interest) made under this Agreement is Attributable to the Person that is required to include the Imputed Interest or other payment in income (without regard to whether such Person is actually subject to Tax thereon).

“Basis Adjustment” means an Exchange Basis Adjustment or a Previous Purchase Basis Adjustment.
A “Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.
“Blocker” means any of Pacer Corp. Blocker and Pacer L.P. Blocker.
“Blocker NOLs” means any U.S. federal, state, or local net operating losses, capital losses, disallowed interest expense carryforwards under Section 163(j) of the Code (and any comparable provision of state or local tax law), and credit carryforwards of the Blockers relating to taxable periods (or portions thereof) ending on or prior to the Closing Date that the Corporate Taxpayer is entitled to utilize as a result of the Blocker Mergers. Notwithstanding the foregoing, the term “Blocker NOLs” shall not include any Tax attribute of a Blocker that is used to offset Taxes attributable to such Blocker, if such offset Taxes are attributable to taxable periods ending on or prior to the date of the Blocker Mergers.
“Blocker Shareholder” means, a Person who, prior to a Blocker Merger, holds Blocker Stock, and as a result of such Blocker Merger, holds stock of the Corporate Taxpayer.
“Blocker Stock” means, with respect to any Blocker, the membership interests or stock of such Blocker, as applicable, outstanding immediately prior to the Blocker Mergers.
“Board” means the Board of Directors of the Corporate Taxpayer.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, San Francisco, California or Wilmington, Delaware are authorized or required by Law to close.
“Carlyle Parties” means Carlyle Partners VII Pacer Holdings, L.P. and any of its direct or indirect owners, as applicable.
“Cash Exchange Payment” has the meaning set forth in the Exchange Agreement.
“Change of Control” means the occurrence of any of the following events:
(i) any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act or any successor provisions thereto (excluding (a) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of stock of the Corporate Taxpayer or (b) any TRA Party, any Permitted Transferee of any TRA Party or any group of Persons in which one or more of the TRA Parties, the Permitted Transferees of any such TRA Party or Affiliates of such Persons directly or indirectly hold Beneficial Ownership of securities representing more than 50% of the total voting power held by such group) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporate Taxpayer representing more than 50% of the combined voting power of the Corporate Taxpayer’s then outstanding voting securities; or
(ii) there is consummated a merger or consolidation of the Corporate Taxpayer with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporate Taxpayer immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or
(iii) the shareholders of the Corporate Taxpayer approve a plan of complete liquidation or dissolution of the Corporate Taxpayer or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by the Corporate Taxpayer of all or substantially all of the assets of the Corporate Taxpayer and its Subsidiaries, taken as a whole, other than such sale or other disposition by the Corporate Taxpayer of all or substantially all of the assets of the Corporate Taxpayer and its Subsidiaries, taken as a whole, to an entity at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Corporate Taxpayer in substantially the same proportions as their ownership of the Corporate Taxpayer immediately prior to such sale.
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Corporate Taxpayer immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporate Taxpayer immediately following such transaction or series of transactions.
“Closing Date” means the date of the consummation of the transactions contemplated by the Merger Agreement.
“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Corporate Taxpayer Return” means the United States federal and/or state and/or local and/or foreign Tax Return, as applicable, of the Corporate Taxpayer filed with respect to Taxes of any Taxable Year.
“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporate Taxpayer, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedules or Amended Schedules, if any, in existence at the time of such determination; provided that the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.
“Default Rate” means a per annum rate equal to LIBOR plus 500 basis points.
“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, foreign or local Tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.
“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.
“Early Termination Rate” means a per annum rate equal to LIBOR plus 150 basis points.
“Exchange” is defined in the Recitals of this Agreement.
“Exchange Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b) and/or 1012 of the Code (in situations where, as a result of one or more Exchanges, OpCo becomes an entity that is disregarded as separate from its owner for United States federal income Tax purposes) or under Sections 734(b), 743(b), 754 and/or 755 of the Code (in situations where, following an Exchange, OpCo remains in existence as an entity treated as a partnership for United States federal income Tax purposes) and, in each case, comparable sections of United States state, local, and foreign Tax laws, as a result of an Exchange and the payments made pursuant to this Agreement in respect of such Exchange. The amount of any Exchange Basis Adjustment shall be determined using the Market Value with respect to such Exchange, except, for the avoidance of doubt, as otherwise required by a Determination. For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in an Exchange Basis Adjustment to the extent such payments are treated as Imputed Interest, and the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred.
“Exchange Date” means the date of any Exchange.
“Exchange Notice” shall have the meaning set forth in the LLC Agreement.

“Hypothetical Tax Liability” means, with respect to any Taxable Year, an amount, not less than zero, equal to the liability for Taxes of (i) the Corporate Taxpayer and (ii) without duplication, OpCo and its Subsidiaries, but only with respect to Taxes imposed on OpCo and its Subsidiaries and allocable to the Corporate Taxpayer or to the other members of the consolidated group of which the Corporate Taxpayer is the parent, in each case determined using the same methods, elections, conventions and similar practices used in computing the Actual Tax Liability, but, in each case, (a) calculating depreciation, amortization or similar deductions and income, gain or loss using the Non-Stepped Up Tax Basis as reflected on the Basis Schedule including amendments thereto for the Taxable Year, (b) without taking into account any Blocker NOLs, and (c) excluding any deduction attributable to any payment (including amounts attributable to Imputed Interest) made under this Agreement for the Taxable Year. For the avoidance of doubt, Hypothetical Tax Liability shall be determined: (i) without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to a Tax Attribute, as applicable, and (ii) using the Assumed Rate solely for purposes of calculating the U.S. state and local Hypothetical Tax Liability of the Corporate Taxpayer.
“Imputed Interest” in respect of a TRA Party shall mean any interest imputed under Section 1272, 1274 or 483 or other provision of the Code and any similar provision of state, local and foreign Tax law with respect to the Corporate Taxpayer’s payment obligations in respect of such TRA Party under this Agreement.
“IRS” means the United States Internal Revenue Service.
“LIBOR” means during any period, an interest rate per annum equal to the one-year LIBOR reported, on the date two calendar days prior to the first day of such period, on the Telerate Page 3750 (or if such screen shall cease to be publicly available, as reported on Reuters Screen page “LIBOR01” or by any other publicly available source of such market rate) for London interbank offered rates for United States dollar deposits for such period. Notwithstanding the foregoing sentence: (i) if the Corporate Taxpayer reasonably determines, in good faith consultation with the TRA Party Representative, on or prior to the relevant date of determination that the relevant London interbank offered rate for U.S. dollar deposits has been discontinued or such rate has ceased to be published permanently or indefinitely, then “LIBOR” for the relevant interest period shall be deemed to refer to a substitute or successor rate that the Corporate Taxpayer reasonably determines, in good faith consultation with the TRA Party Representative, after consulting an investment bank of national standing in the United States and other reasonable sources, to be (a) the industry-accepted successor rate to the relevant London interbank offered rate for U.S. dollar deposits or (b) if no such industry-accepted successor rate exists, the most comparable substitute or successor rate to the relevant London interbank offered rate for U.S. dollar deposits; and (ii) if the Corporate Taxpayer has determined a substitute or successor rate in accordance with the foregoing, the Corporate Taxpayer may reasonably determine, in good faith consultation with the TRA Party Representative, after consulting an investment bank of national standing in the United States and other reasonable sources, any relevant methodology for calculating such substitute or successor rate, including any adjustment factor it reasonably determines, in good faith consultation with the TRA Party, is needed to make such substitute or successor rate comparable to the relevant London interbank offered rate for U.S. dollar deposits, in a manner that is consistent with industry-accepted practices for such substitute or successor rate. In the event that the TRA Party Representative disagrees with any determination by the Corporate Taxpayer set forth in this paragraph, and such disagreement is not resolved within thirty (30) days of submission by the TRA Party Representative of notice of such disagreement to the Corporate Taxpayer, such disagreement shall be deemed a “Reconciliation Dispute,” and shall be subject to the Reconciliation Procedures set forth in Section 7.9 hereof.
“LLC Agreement” means, with respect to OpCo, the Fourth Amended and Restated Limited Liability Company Agreement of OpCo, dated on or about the date hereof, as amended from time to time.
“Market Value” shall mean on any date, (a) if the Class A Shares trade on a national securities exchange or automated or electronic quotation system, the arithmetic average of the high trading and the low trading price on such date (or if such date is not a trading day, the immediately preceding trading day) or (b) if the Class A Shares are not then traded on a national securities exchange or automated or electronic quotation system, as applicable, the “Appraiser FMV” (as defined in the Exchange Agreement) on such date of one (1) Class A Share that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller.
“Non-Stepped Up Tax Basis” means with respect to any Reference Asset at any time, the Tax basis that such asset would have had at such time if no Basis Adjustments had been made.
“Pacer Corp. Blocker” means CP VII Pacer Corp., a Delaware corporation.
“Pacer L.P. Blocker” means CP VII Pacer EU, L.P., a Delaware limited partnership (or the successor entity).
“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.
“Permitted Transferee” has the meaning set forth in the LLC Agreement.
“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.
“Pre-Exchange Transfer” means any transfer (including upon the death of a Member) or distribution in respect of one or more Units (a) that occurs prior to an Exchange of such Units, and (b) to which Section 743(b) or 734(b) of the Code applies.
“Previous Purchase Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 734(b), 743(b), 754 and/or 755 of the Code and, in each case, comparable sections of state and local Tax laws as a result of the investment by the Carlyle Parties in the transactions pursuant to that certain Series B Preferred Unit Purchase Agreement by and among Carlyle Partners VII Pacer Holdings, L.P., Packable Holdings, LLC and the other persons party thereto, dated as of November 6, 2020, as amended from time to time on or before the Closing Date (such transactions, the “Carlyle Acquisition”).
“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability. If all or a portion of the actual liability for such Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.
“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the Actual Tax Liability over the Hypothetical Tax Liability. If all or a portion of the actual liability for such Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.
“Reference Asset” means an asset that is held by OpCo, or by any of its direct or indirect Subsidiaries treated as a partnership or disregarded entity (but only if such indirect Subsidiaries are held only through Subsidiaries treated as partnerships or disregarded entities) for purposes of the applicable Tax, at the time of an Exchange or the Blocker Mergers, as applicable. A Reference Asset also includes any asset the Tax basis of which is determined, in whole or in part, for purposes of the applicable Tax, by reference to the Tax basis of an asset that is described in the preceding sentence, including for U.S. federal income Tax purposes, any asset that is “substituted basis property” under Section 7701(a)(42) of the Code with respect to a Reference Asset.
“Schedule” means any of the following: (a) a Basis Schedule, (b) a Tax Benefit Schedule, or (c) the Early Termination Schedule, and, in each case, any amendments thereto.
“Stock Exchange Payment” has the meaning set forth in the Exchange Agreement.
“Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting power or other similar interests or the sole general partner interest or managing member or similar interest of such Person.
“Subsidiary Stock” means any stock or other equity interest in any subsidiary entity of OpCo that is treated as a C corporation for United States federal income tax purposes.

“Tax Attributes” has the meaning set forth in the Recitals.
“Tax Benefit Payment” has the meaning set forth in Section 3.1(b).
“Tax Benefit Schedule” has the meaning set forth in Section 2.2(a).
“Tax Return” means any return, declaration, report, or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.
“Taxable Year” means a taxable year of the Corporate Taxpayer as defined in Section 441(b) of the Code or comparable section of state, local or foreign Tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made), ending on or after the Closing Date.
“Taxes” means any and all United States federal, state, local and foreign taxes, assessments or similar charges that are based on or measured with respect to net income or profits, whether as an exclusive or an alternative basis, and including franchise taxes that are based on or measured with respect to net income or profits, and any interest, penalties, or additions related to such amounts or imposed in respect thereof under applicable law.
“Taxing Authority” shall mean any domestic, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.
“TRA Disinterested Majority” means a majority of the directors of the Board who are disinterested as determined by the Board in accordance with the DGCL with respect to the matter being considered by the Board; provided that to the extent a matter being considered by the Board is required to be considered by disinterested directors under the rules of the securities exchange on which the Class A Shares are then listed, the Securities Act or the Exchange Act, such rules with respect to the definition of disinterested director shall apply solely with respect to such matter.
“TRA Party Representative” means initially [•], and thereafter, that TRA Party or a committee of TRA Parties determined from time to time by a plurality vote of the TRA Parties ratably in accordance with their right to receive Early Termination Payments under this Agreement determined as if all TRA Parties directly holding Units had fully Exchanged their Units for Class A Shares or other consideration and the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange.
“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.
“Units” has the meaning set forth in the LLC Agreement.
“Valuation Assumptions” shall mean, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date, (a) the Corporate Taxpayer will have taxable income sufficient to fully utilize the Tax items arising from the Tax Attributes (other than any items addressed in clause (b)) during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, deductions and other Tax items arising from Tax Attributes that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions, further assuming that such applicable future payments would be paid on the due date (including extensions) for filing the Corporate Taxpayer Return for the applicable Taxable Year) in which such deductions would become available (b) any Blocker NOLs and loss carryovers generated by deductions arising from any Tax Attributes, which Blocker NOLs and/or loss carryovers are available in the Taxable Year that includes such Early Termination Date, will be used by the Corporate Taxpayer on a pro rata basis from the Early Termination Date through (A) the scheduled expiration date of such Blocker NOLs and/or loss carryovers (if any) or (B) if there is no such scheduled expiration date, then the 10th year anniversary of the Early Termination Date, (c) the United States federal income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date, the Assumed Rate will be calculated based on such rates and the apportionment factors applicable in the most recently ended

Taxable Year, in each case, except to the extent any change to such Tax rates for such Taxable Year has already been enacted into law as of the Early Termination Date, and LIBOR that will be in effect for each such Taxable Year will be the rate in effect on the Early Termination Date, (d) any non-amortizable, non-depreciable Reference Assets (other than any Subsidiary Stock) will be disposed of on the fifteenth anniversary of an Exchange which gave rise to the applicable Basis Adjustment (or, the fifteenth anniversary of the Blocker Mergers, for the Previous Purchase Basis Adjustment) and any short-term investments will be disposed of 12 months following the Early Termination Date; provided that, in the event of a Change of Control, such non-amortizable, non-depreciable assets shall be deemed disposed of at the time of sale of the relevant asset (if earlier than such fifteenth anniversary), (e) any Subsidiary Stock will never be disposed of and (f) if, at the Early Termination Date, there are Units that have not been Exchanged, then each such Unit is Exchanged in a fully taxable transaction for the Market Value of the Class A Shares that would be transferred if the Exchange occurred on the Early Termination Date.
Glossary of Defined Terms	Section
Acquired Units	Section 1.1
Acquisition	Recital
Actual Tax Liability	Section 1.1
Affiliate	Section 1.1
Agreed Rate	Section 1.1
Agreement	Recital
Amended Schedule	Section 2.3(b)
Assumed Rate	Section 1.1
Attributable	Section 1.1
Basis Adjustment	Section 1.1
Basis Schedule	Section 2.1
Beneficially Own	Section 1.1
Beneficial Owner	Section 1.1
Beneficial Ownership	Section 1.1
Blocker	Section 1.1
Blocker Mergers	Recital
Blocker NOLs	Section 1.1
Blocker Shareholder	Section 1.1
Blocker Stock	Section 1.1
Board	Section 1.1
Business Day	Section 1.1
Carlyle Parties	Section 1.1
Cash Exchange Payment	Section 1.1
Change of Control	Section 1.1
Class A Shares	Recital
Closing Date	Section 1.1
Company Merger	Recital
Control	Section 1.1
Corporate Taxpayer	Recital
Corporate Taxpayer Return	Section 1.1
Cumulative Net Realized Tax Benefit	Section 1.1
Default Cap	Section 3.1(a)
Default Rate	Section 1.1

Glossary of Defined Terms	Section
Determination	Section 1.1
Direct Exchange	Recital
Early Termination Date	Section 1.1
Early Termination Effective Date	Section 4.2
Early Termination Notice	Section 4.2
Early Termination Rate	Section 1.1
Early Termination Schedule	Section 4.2
Exchange	Recital
Exchange Agreement	Recital
Exchange Basis Adjustment	Section 1.1
Exchange Date	Section 1.1
Exchange Notice	Section 1.1
Expert	Section 7.9
Hypothetical Tax Liability	Section 1.1
Imputed Interest	Section 1.1
Interest Amount	Section 3.1(b)
IRS	Section 1.1
Joinder Requirement	Section 7.6(a)
LIBOR	Section 1.1
Liquidity Exceptions	Section 4.1(b)
LLC Agreement	Section 1.1
Mandatory Assignment	Section 7.6(c)
Market Value	Section 1.1
Material Objection Notice	Section 4.2
Merger Agreement	Recital
Net Tax Benefit	Section 3.1(b)
Non-Stepped Up Tax Basis	Section 1.1
Non-TRA Portion	Section 2.2(b)
Objection Notice	Section 2.3(a)
OpCo	Recital
Opco Merger Sub	Recital
Opt-Out Notice	Section 4.1(c)
Other Tax Receivable Obligations	Section 3.3(c)
Pacer Corp. Blocker	Section 1.1
Pacer L.P. Blocker	Section 1.1
Payment Date	Section 1.1
Permitted Transferee	Section 1.1
Person	Section 1.1
Pre-Exchange Transfer	Section 1.1
Previous Purchase Basis Adjustment	Section 1.1
Realized Tax Benefit	Section 1.1
Realized Tax Detriment	Section 1.1
Reconciliation Dispute	Section 7.9

Glossary of Defined Terms	Section
Reconciliation Procedures	Section 2.3(a)
Reference Asset	Section 1.1
Schedule	Section 1.1
Senior Obligations	Section 5.1
Stock Exchange Payment	Section 1.1
Subsidiaries	Section 1.1
Subsidiary Stock	Section 1.1
Taxable Year	Section 1.1
Tax Attributes	Recital
Tax Benefit Payment	Section 1.1
Tax Benefit Schedule	Section 2.2(a)
Taxes	Section 1.1
Taxing Authority	Section 1.1
Tax Return	Section 1.1
TRA Disinterested Majority	Section 1.1
TRA Parties	Recital
TRA Party Representative	Section 1.1
TRA Portion	Section 2.2(b)
Treasury Regulations	Section 1.1
Units	Section 1.1
Valuation Assumptions	Section 1.1
ARTICLE II
DETERMINATION OF CERTAIN REALIZED TAX BENEFIT
Section 2.1   Basis Adjustment.   Within one hundred twenty (120) calendar days after the filing of the United States federal income tax return of the Corporate Taxpayer for the Taxable Year that includes the Closing Date and each Taxable Year thereafter while this Agreement (or any amended and/or restated version thereof) remains in effect, the Corporate Taxpayer shall deliver to each TRA Party who received (or is deemed to receive) cash or Class A Shares in such Taxable Year pursuant to an Exchange, as applicable, and to each Blocker Shareholder, a schedule (the “Basis Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, (a) the actual Tax basis and the Non-Stepped Up Tax Basis of the Reference Assets as of the Closing Date and each applicable Exchange Date occurring during such Taxable Year, (b) the Exchange Basis Adjustment with respect to the Reference Assets Attributable to such TRA Party as a result of the Exchanges effected in such Taxable Year and prior Taxable Years by such TRA Party, calculated in the aggregate, (c) the Blocker NOLs Attributable to such TRA Party for the Taxable Year of the Closing and the Previous Purchase Basis Adjustments of the Reference Assets in respect of such TRA Party, if any, (d) the period (or periods) over which the Reference Assets are amortizable and/or depreciable and (e) the period (or periods) over which each Basis Adjustment in respect of such TRA Party is amortizable and/or depreciable, in each case, calculated in the aggregate for all TRA Parties and solely with respect to the TRA Party to which such Basis Schedule is delivered. All costs and expenses incurred in connection with the provision and preparation of the Basis Schedules and Tax Benefit Schedules for each TRA Party in compliance with this Agreement, as well as the procedures set forth in Section 2.3(b), if applicable, shall be borne by the Corporate Taxpayer. Each Basis Schedule will become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).
Section 2.2   Tax Benefit Schedule.
(a)   Tax Benefit Schedule.   Within one hundred and twenty (120) calendar days after the filing of the United States federal income tax return of the Corporate Taxpayer for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment Attributable to a TRA Party, the Corporate Taxpayer shall provide to such TRA Party a schedule showing, in reasonable detail necessary to perform the calculations required by this Agreement, the calculation of the Tax Benefit Payment (and any Realized Tax Benefit or Realized Tax Detriment) or the lack of a Tax Benefit Payment (and any Realized Tax Detriment), as applicable, Attributable to such TRA Party for such Taxable Year (a “Tax Benefit Schedule”). Each Tax Benefit Schedule will become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).
(b)   Applicable Principles.   Subject to Section 3.3(a), the Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the Actual Tax Liability for such Taxable Year attributable to the Tax Attributes, determined using a “with and without” methodology. For the avoidance of doubt, the Actual Tax Liability will take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as interest under the Code based upon the characterization of Tax Benefit Payments as additional consideration payable by the Corporate Taxpayer for the Units acquired in an Exchange or Blocker Merger. Carryovers or carrybacks of any Tax item attributable to the Tax Attributes shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of United States state and local and foreign income and franchise Tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to any Tax Attribute (“TRA Portion”) and another portion that is not (“Non-TRA Portion”), such portions shall be considered to be used in accordance with the “with and without” methodology so that the amount of any Non-TRA Portion is deemed utilized, to the extent available, prior to the amount of any TRA Portion, to the extent available (with the TRA Portion being applied on a proportionate basis consistent with the provisions of Section 3.3). The parties agree that (i) all Tax Benefit Payments (other than Imputed Interest) made to TRA Parties that transferred shares of a Blocker to the Corporate Taxpayer will be treated as non-qualifying property or money received in the Blocker Merger for purposes of Sections 356 of the Code, (ii) all Tax Benefit Payments (other than the portion of Tax Benefit Payments treated as Imputed Interest) made to transferors in an Exchange will be treated as subsequent upward purchase price adjustments that have the effect of creating additional Basis Adjustments to Reference Assets for the Corporate Taxpayer in the Taxable Year of payment, (iii) as a result, such additional Basis Adjustments described in clause (ii) will be incorporated into the calculation for the Taxable Year of the applicable payment and into the calculations for subsequent Taxable Years, as appropriate, (iv) the Actual Tax Liability shall take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as Imputed Interest under applicable law and (v) the liability for U.S. federal income Taxes of the Corporate Taxpayer and the amount of taxable income of the Corporate Taxpayer for U.S. federal income Tax purposes as determined for purposes of calculating the Actual Tax Liability and the Hypothetical Tax Liability shall include, without duplication, such U.S. federal income liability for Taxes and such U.S. federal income taxable income that is economically borne by or allocated to the Corporate Taxpayer as a result of the provisions of Sections 5.07 and 5.08 of the LLC Agreement; provided, however, that such liability for Taxes and such taxable income shall be included in the Hypothetical Tax Liability and the Actual Tax Liability subject to the adjustments and assumptions set forth in the definitions thereof and, to the extent any such amount is taken into account on an Amended Schedule, such amount shall adjust a Tax Benefit Payment, as applicable, in accordance with Section 2.3(b).
(c)   Administrative Assumptions.   For the avoidance of doubt, the Corporate Taxpayer shall be entitled to make reasonable simplifying assumptions in making determinations contemplated by this Agreement, including reasonable assumptions regarding basis recovery periods based on available balance sheet information (and the parties hereby agree that that the Corporate Taxpayer’s determination of the Realized Tax Benefit and Realized Tax Detriment with respect to U.S. state and local Taxes will not take into account jurisdiction-specific U.S. state and local adjustments to the U.S. federal taxable income base or to the U.S. federal rules regarding the utilization of Tax attribute carryovers). Notwithstanding anything to the contrary, to the extent the Corporate Taxpayer reasonably determines (in consultation with its accounting and Tax advisors and the TRA Party Representatives) that the administrative burden and costs associated with calculating the Tax Attributes with respect to any subsidiary of OpCo would materially outweigh the Tax Benefit Payment attributable to such Tax

Attributes, the Corporate Taxpayer shall be permitted to determine that such Tax Attributes shall not be treated as Tax Attributes for all purposes of this Agreement.
Section 2.3   Procedures, Amendments.
(a)   Procedure.   Every time the Corporate Taxpayer delivers to a TRA Party an applicable Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.3(b), and any Early Termination Schedule or amended Early Termination Schedule, the Corporate Taxpayer shall also (x) deliver to such TRA Party supporting schedules, valuation reports, if any, and work papers, as determined by the Corporate Taxpayer or requested by such TRA Party, providing reasonable detail regarding data and calculations that were relevant for the preparation of the Schedule, (y) indicate which accounting firm, if any, assisted with the preparation of the Schedule, and (z) allow the TRA Party Representative and its advisors reasonable access to the appropriate representatives at the Corporate Taxpayer and (at the cost and expense of the Corporate Taxpayer) at the relevant accounting firm that prepared the applicable Schedule, if applicable, in connection with the review of such Schedule. Without limiting the generality of the preceding sentence, the Corporate Taxpayer shall ensure that each Tax Benefit Schedule or Early Termination Schedule delivered to a TRA Party, together with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the Actual Tax Liability (the “with” calculation), the Hypothetical Tax Liability (the “without” calculation), and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days from the date on which all relevant TRA Parties are treated as having received the applicable Schedule or amendment thereto under Section 7.1 unless the TRA Party Representative (i) within thirty (30) calendar days from such date provides the Corporate Taxpayer with notice of an objection to such Schedule or amendment (“Objection Notice”) or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto shall become binding on the date such waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of an Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the reconciliation procedures described in Section 7.9 of this Agreement (the “Reconciliation Procedures”). The TRA Party Representative will represent the interests of each of the TRA Parties and shall raise and pursue, in accordance with this Section 2.3(a), any objection to a Schedule or amendment thereto timely given in writing to the TRA Party Representative by a TRA Party.
(b)   Amended Schedule.   The applicable Schedule for any Taxable Year may be amended from time to time by the Corporate Taxpayer (i) in connection with a Determination affecting such Schedule, (ii) to correct material inaccuracies in the Schedule, including those identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to a TRA Party, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year, or (vi) to adjust an applicable Basis Schedule to take into account payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). The Corporate Taxpayer shall provide an Amended Schedule to each TRA Party within thirty (30) calendar days of the occurrence of an event referenced in clauses (i) through (vi) of the preceding sentence. In the event a Schedule is amended after such Schedule becomes final pursuant to Section 2.3(a) or, if applicable, Section 7.9, (A) the Amended Schedule shall not be taken into account in calculating any Tax Benefit Payment in the Taxable Year to which the amendment relates but instead shall be taken into account in calculating the Cumulative Net Realized Tax Benefit for the Taxable Year in which the amendment actually occurs, and (B) as a result of the foregoing, any increase of the Net Tax Benefit attributable to an Amended Schedule shall accrue the Interest Amount (or any other interest hereunder) after the due date (without extensions) for filing the United States federal income tax return of the Corporate Taxpayer for the Taxable Year in which the amendment actually occurs.

Section 2.4   Tax Classifications; Elections.
(a)   Basis Adjustments.   The parties to this Agreement acknowledge and agree to treat (A) to the fullest extent permitted by law each Direct Exchange as giving rise to Basis Adjustments and (B) to the fullest extent permitted by law each other Exchange using cash or Class A Shares contributed to OpCo by the Corporate Taxpayer as a direct purchase of Units by the Corporate Taxpayer from the applicable TRA Party pursuant to Section 707(a)(2)(B) of the Code and as giving rise to Basis Adjustments.
(b)   Section 754 Election.   For the Taxable Year that includes the date hereof and for each Taxable Year in which an Exchange occurs and with respect to which the Corporate Taxpayer has obligations under this Agreement, the Corporate Taxpayer shall ensure that (i) OpCo and (ii) each of OpCo’s direct and indirect Subsidiaries (but only if such indirect Subsidiaries are held only through subsidiaries treated as partnerships or disregarded entities) that is treated as a partnership for U.S. federal income Tax purposes will, in each case, have in effect an election under Section 754 of the Code (and under any similar provisions of applicable U.S. state or local law) for each such Taxable Year to the extent eligible to make such election.
ARTICLE III
TAX BENEFIT PAYMENTS
Section 3.1   Payments.
(a)   Payments.   Within five (5) Business Days after a Tax Benefit Schedule delivered to a TRA Party becomes final in accordance with Section 2.3(a), or, if applicable, Section 7.9, the Corporate Taxpayer shall pay such TRA Party for such Taxable Year the Tax Benefit Payment determined pursuant to Section 3.1(b) that is Attributable to such TRA Party. Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by such TRA Party to the Corporate Taxpayer or as otherwise agreed by the Corporate Taxpayer and such TRA Party. The payments provided for pursuant to the above sentence shall be computed separately for each TRA Party. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of estimated tax payments, including federal estimated income tax payments. Notwithstanding anything herein to the contrary, the aggregate payments to a TRA Party under this Agreement in respect of an Exchange shall not exceed [•]% of the fair market value of the initial consideration received by a TRA Party on such Exchange (the “Default Cap”), provided that, if a TRA Party delivers written notification before the end of its taxable year that includes the Exchange to the Corporate Taxpayer of a stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)), the amount of the initial consideration received in connection with the applicable Exchange and the aggregate Tax Benefit Payments to such TRA Party in respect of such Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price, and the Default Cap shall not apply with respect to such TRA Party. Without limiting the Corporate Taxpayer’s ability to make offsets against Tax Benefit Payments to the extent permitted by Section 3.4, no TRA Party shall be required under any circumstances to make a payment or return a payment to the Corporate Taxpayer in respect of any portion of any Tax Benefit Payment previously paid by the Corporate Taxpayer to such TRA Party (including any portion of any Early Termination Payment).
(b)   A “Tax Benefit Payment” in respect of a TRA Party for a Taxable Year means an amount, not less than zero, equal to the sum of the portion of the Net Tax Benefit that is Attributable to such TRA Party and the Interest Amount with respect thereto. For the avoidance of doubt, for Tax purposes, the Interest Amount shall not be treated as interest (to the extent permitted by applicable law and other than amounts accounted for as Imputed Interest) but instead shall be treated as additional consideration for the acquisition of Units in the applicable Acquisition or Exchange, unless otherwise required by law. Subject to Section 3.3(a), the “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year, over the total amount of payments previously made under the first sentence of Section 3.1(a) (excluding payments attributable to Interest Amounts); provided that if there is no such excess (or a deficit exists) no TRA Party shall be required to make a payment (or return a payment) to the Corporate Taxpayer in respect of any portion of any Tax Benefit Payment previously paid by the Corporate Taxpayer to such TRA Party. The “Interest Amount” shall equal the interest on the Net Tax Benefit calculated at the Agreed Rate from the due date (without extensions) for filing the Corporate Taxpayer Return with respect to Taxes for such Taxable Year until the payment date under Section 3.1(a). The Net Tax Benefit and the Interest Amount shall be determined separately with respect to each Acquisition or Exchange, on a Unit by Unit basis by reference to the resulting Basis Adjustment to the Corporate Taxpayer.
Section 3.2   No Duplicative Payments.   It is intended that the provisions of this Agreement will result in the payments specified in Section 3.1 being made to the TRA Parties and will not result in duplicative payment of any amount (including interest) required under this Agreement. The provisions of this Agreement shall be construed in the appropriate manner to ensure such intentions are realized.
Section 3.3   Pro Rata Payments; Coordination of Benefits With Other Tax Receivable Agreements.
(a)   Notwithstanding anything in Section 3.1 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Corporate Taxpayer with respect to the Tax Attributes is limited in a particular Taxable Year because the Corporate Taxpayer does not have sufficient taxable income, the Net Tax Benefit for the Corporate Taxpayer shall be allocated among all TRA Parties eligible for Tax Benefit Payments under this Agreement in proportion to the respective amounts of Net Tax Benefit that would have been allocated to each such TRA Party if the Corporate Taxpayer had sufficient taxable income so that there were no such limitation.
(b)   If for any reason (including as contemplated by Section 3.3(a)) the Corporate Taxpayer does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this Agreement in respect of a particular Taxable Year, then the Corporate Taxpayer and the TRA Parties agree that (i) Tax Benefit Payments for such Taxable Year shall be allocated to all parties eligible for Tax Benefit Payments under this Agreement in proportion to the relative amounts of Tax Benefit Payments that would have been allocable to each TRA Party if the Corporate Taxpayer had sufficient cash available to make such Tax Benefit Payments and (ii) no Tax Benefit Payment shall be made in respect of any subsequent Taxable Year until all Tax Benefit Payments in respect of prior Taxable Years have been made in full.
(c)   Any Tax Benefit Payment or Early Termination Payment required to be made by the Corporate Taxpayer to the TRA Parties under this Agreement shall rank senior in right of payment to any principal, interest or other amounts due and payable in respect of any similar agreement (“Other Tax Receivable Obligations”). The effect of any other similar agreement shall not be taken into account in respect of any calculations made hereunder.
Section 3.4   Overpayments.   To the extent the Corporate Taxpayer makes a payment to a TRA Party in respect of a particular Taxable Year under Section 3.1(a) in an amount in excess of the amount of such payment that should have been made to such TRA Party in respect of such Taxable Year (taking into account Section 3.3) under the terms of this Agreement, then such TRA Party shall not receive further payments under Section 3.1(a) until such TRA Party has foregone an amount of payments equal to such excess. For clarity, the operation of this Section 3.4 with respect to any particular TRA Party shall not affect the rights or obligations of any other TRA Party under this Agreement.
ARTICLE IV
TERMINATION
Section 4.1   Early Termination and Breach of Agreement.
(a)   The Corporate Taxpayer may, with the prior written consent of the TRA Disinterested Majority, terminate this Agreement with respect to all amounts payable to the TRA Parties and with respect to all of the Units held by the TRA Parties at any time by paying to each TRA Party the Early Termination Payment in respect of such TRA Party; provided, however, that this Agreement shall only terminate upon the receipt of the entire Early Termination Payment by all TRA Parties and payments described in the next sentence, if any and provided further that the Corporate Taxpayer may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon payment of the entire Early Termination Payment by the Corporate Taxpayer to all of the TRA Parties, none of the TRA Parties or the Corporate Taxpayer shall have any further payment rights or obligations under this Agreement, other than for any (i) Tax Benefit Payment due and payable that remains unpaid as of the Early Termination Date (which Tax Benefit Payments shall not be included in the Early Termination Payments) and as of the date of payment of the Early Termination Payment and (ii) any Tax Benefit Payment due for the Taxable Year ending immediately prior to, ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (ii) is included in the Early Termination Payment or is included in clause (i)). If an Exchange occurs after the Corporate Taxpayer makes all of the required Early Termination Payments, the Corporate Taxpayer shall have no obligations under this Agreement with respect to such Exchange.
(b)   In the event that the Corporate Taxpayer (1) breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder or (2)(A) the Corporate Taxpayer commences any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (ii) seeking an appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or it shall make a general assignment for the benefit of creditors or (B) there shall be commenced against the Corporate Taxpayer any case, proceeding or other action of the nature referred to in clause (A) above that remains undismissed or undischarged for a period of sixty (60) days, all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach and shall include, but not be limited to, (i) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of a breach, (ii) any Tax Benefit Payment in respect of a TRA Party agreed to by the Corporate Taxpayer and such TRA Party as due and payable but unpaid as of the date of a breach, and (iii) any Tax Benefit Payment in respect of any TRA Party due for the Taxable Year ending immediately prior to, with or including the date of a breach (except to the extent included in clause (i) or clause (ii)); provided, that procedures similar to the procedures of Section 4.2 shall apply with respect to the determination of the amount payable by the Corporate Taxpayer pursuant to this sentence. Notwithstanding the foregoing, in the event that the Corporate Taxpayer breaches this Agreement, each TRA Party shall be entitled to elect to receive the amounts set forth in clauses (i), (ii) and (iii) above or to seek specific performance of the terms hereof. The parties agree that the failure to make any payment due pursuant to this Agreement within three (3) months of the date such payment is due shall be deemed to be a breach of a material obligation under this Agreement for all purposes of this Agreement, and that it will not be considered to be a breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement within three (3) months of the date such payment is due. Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of this Agreement if the Corporate Taxpayer fails to make any Tax Benefit Payment when due to the extent that the Corporate Taxpayer (x) has insufficient funds, or cannot make such payment as a result of obligations imposed in connection with any Senior Obligations, and cannot take commercially reasonable actions to obtain sufficient funds, to make such payment or (y) would become insolvent as a result of making such payment (in each case, as determined by the Board in good faith) (clauses (x) and (y) together, the “Liquidity Exceptions”); provided that the interest provisions of Section 5.2 shall apply to such late payment and any such payment obligation shall nonetheless accrue for the benefit of the TRA Parties and the Corporate Taxpayer shall make such payment at the first opportunity that the Liquidity Exceptions do not apply, and provided further that if the Liquidity Exceptions apply and the Corporate Taxpayer declares or pays any dividend of cash to its shareholders while any Tax Benefit Payment is due and payable and remains unpaid, then the Liquidity Exceptions shall no longer apply.
(c)   The Corporate Taxpayer shall provide written notice to the TRA Party Representative thirty (30) days in advance of any Change of Control, and the TRA Party Representative shall have the option, upon written notice to the Corporate Taxpayer at least three Business Days before such Change of

Control to cause acceleration of all obligations under this Agreement (such notice, the “Opt-Out Notice”). If the Opt-Out Notice is timely provided, all obligations hereunder will be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such Change of Control and shall include, without duplication, (1) the Early Termination Payments calculated with respect to the TRA Parties as if the Early Termination Date is the date of such Change of Control, (2) any Tax Benefit Payment due and payable and that remains unpaid as of the date of such Change of Control, and (3) any Tax Benefit Payment in respect of any TRA Party due for the Taxable Year ending immediately prior to, with or including the date of such Change of Control (except to the extent described in clause (2)); provided that such Opt-Out Notice (and the consequences thereof) shall be effective immediately prior to the consummation of such Change of Control (and, for the avoidance of doubt, shall be contingent upon such Change of Control and not be effective if such Change of Control is not consummated). If an Opt-Out Notice is timely provided, (i) the TRA Parties shall be entitled to receive the amounts set forth in clauses (1), (2) and (3) of the preceding sentence, (ii) any Early Termination Payment described in the preceding sentence shall be calculated utilizing the Valuation Assumptions (a), (b), (c), (d), (e) and (f), substituting in each case the terms “date of a Change of Control” for an “Early Termination Date,” and (iii) Section 4.2 and Section 4.3 shall apply, mutatis mutandis, with respect to payments to the TRA Parties upon the Change of Control. Any Exchanges with respect to which payment of an Early Termination payment has been made under this Section 4.1(c) in connection with an Opt-Out Notice in its entirety shall be excluded in calculating any future Tax Benefit Payments, or Early Termination Payments, and this Agreement shall have no further application to such Exchanges. If the TRA Party Representative does not timely deliver an Opt-Out Notice before a Change of Control, the TRA Parties shall continue as TRA Parties under this Agreement after such Change of Control, in which case the TRA Parties will be entitled to receive the amounts set forth in Section 3.1, and Valuation Assumptions (a), (b), (c), (d), (e) and (f) shall apply to Tax Benefit Payments to each such TRA Party following such Change of Control, substituting in each case the terms “the closing date of a Change of Control” for an “Early Termination Date”.
Section 4.2   Early Termination Notice.   If the Corporate Taxpayer chooses to exercise its right of early termination in accordance with Section 4.1(a) above, the Corporate Taxpayer shall deliver to each TRA Party a notice (“Early Termination Notice”) and a schedule (the “Early Termination Schedule”) specifying the Corporate Taxpayer’s intention to exercise such right and showing in reasonable detail the calculation of the Early Termination Payment(s) due for each TRA Party. Each Early Termination Schedule shall become final and binding on all parties thirty (30) calendar days from the first date on which all TRA Parties are treated as having received such Schedule or amendment thereto under Section 7.1 unless, prior to such thirtieth calendar day, the TRA Party Representative (a) provides the Corporate Taxpayer with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”) or (b) provides a written waiver of such right of a Material Objection Notice, in which case such Schedule will become binding on the date the waiver is received by the Corporate Taxpayer (the “Early Termination Effective Date”). If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of the Material Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the Reconciliation Procedures in which case such Schedule shall become binding in accordance with Section 7.9.
Section 4.3   Payment upon Early Termination.
(a)   Within three (3) Business Days after the Early Termination Effective Date, the Corporate Taxpayer shall pay to each TRA Party an amount equal to the Early Termination Payment in respect of such TRA Party. Such payment shall be made by wire transfer of immediately available funds to a bank account or accounts designated by each TRA Party or as otherwise agreed by the Corporate Taxpayer and such TRA Party.
(b)   “Early Termination Payment” in respect of a TRA Party shall equal the present value, discounted at the Early Termination Rate as of the applicable Early Termination Effective Date, of all Tax Benefit Payments in respect of such TRA Party that would be required to be paid by the Corporate Taxpayer beginning from the Early Termination Date and assuming that (i) the Valuation Assumptions in respect of such TRA Party are applied, (ii) for each Taxable Year, the Tax Benefit Payment is paid on the due date, assuming an extension, of the U.S. federal income tax return of the Corporate Taxpayer and (iii) for purposes of calculating the Early Termination Rate, LIBOR shall be LIBOR as of the date of the Early Termination Notice. For the avoidance of doubt, an Early Termination Payment shall be made to each applicable TRA Party regardless of whether such TRA Party has exchanged all of its Units as of the Early Termination Effective Date.
ARTICLE V
SUBORDINATION AND LATE PAYMENTS
Section 5.1   Subordination.   Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Corporate Taxpayer to the TRA Parties under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporate Taxpayer and its Subsidiaries (“Senior Obligations”), shall rank senior in right of payment to any principal, interest or other amounts due and payable in respect of any Other Tax Receivable Obligation, and shall rank pari passu with all current or future unsecured obligations of the Corporate Taxpayer that are not Senior Obligations or Other Tax Receivable Obligations. To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of TRA Parties and the Corporate Taxpayer shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations and Section 5.2 shall apply to such payment. To the extent the Corporate Taxpayer or its Subsidiaries (including OpCo and its Subsidiaries) incur, create or assume any Senior Obligations after the date hereof, the Corporate Taxpayer shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to ensure that such indebtedness permits the amounts payable hereunder to be paid.
Section 5.2   Late Payments by the Corporate Taxpayer.   The amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the TRA Parties when due under the terms of this Agreement, whether as a result of Section 5.1 or otherwise, shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment or Early Termination Payment was due and payable.
ARTICLE VI
NO DISPUTES; CONSISTENCY; COOPERATION
Section 6.1   Participation in the Corporate Taxpayer’s and OpCo’s Tax Matters.   Except as otherwise provided in this Agreement, the Merger Agreement or the LLC Agreement, the Corporate Taxpayer shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporate Taxpayer and OpCo, including the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes. Notwithstanding the foregoing, the Corporate Taxpayer shall notify the TRA Party Representative in writing of the commencement of, and keep the TRA Party Representative reasonably informed with respect to, the portion of any audit of the Corporate Taxpayer and OpCo or any of OpCo’s Subsidiaries by a Taxing Authority the outcome of which is reasonably expected to affect the rights and obligations of a TRA Party under this Agreement, and shall provide to the TRA Party Representative reasonable opportunity to participate in or provide information and other input to the Corporate Taxpayer, OpCo and their respective advisors concerning the conduct of any such portion of such audit; provided, however, that the Corporate Taxpayer and OpCo shall not be required to take any action that is inconsistent with any provision of the LLC Agreement.
Section 6.2   Consistency.   The Corporate Taxpayer and the TRA Parties agree to report and cause their respective Affiliates to report for all purposes, including United States federal, state, local and foreign Tax purposes and financial reporting purposes, all Tax-related items (including the Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that set forth in this Agreement or specified by the Corporate Taxpayer in any Schedule (or Amended Schedule, as applicable) required to be provided by or on behalf of the Corporate Taxpayer under this Agreement that is final and binding on the parties unless otherwise required by law. The Corporate Taxpayer shall (and shall cause OpCo and its other Subsidiaries

to) use commercially reasonable efforts (for the avoidance of doubt, taking into account the interests and entitlements of all TRA Parties under this Agreement) to defend the Tax treatment contemplated by this Agreement and any Schedule (or Amended Schedule, as applicable) in any audit, contest or similar proceeding with any Taxing Authority.
Section 6.3   Cooperation.   Each of the TRA Parties shall (a) furnish to the Corporate Taxpayer in a timely manner such information, documents and other materials as the Corporate Taxpayer may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporate Taxpayer and its representatives to provide explanations of documents and materials and such other information as the Corporate Taxpayer or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and the Corporate Taxpayer shall reimburse each such TRA Party for any reasonable third-party costs and expenses incurred pursuant to this Section.
ARTICLE VII
MISCELLANEOUS
Section 7.1   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile or email with confirmation of transmission by the transmitting equipment or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
If to the Corporate Taxpayer, to:
[•]
[•]
Attn: [•]
Email: [•]
If to the TRA Parties, to the address and other contact information set forth in the records of OpCo from time to time.
Any party may change its address, fax number or email by giving the other party written notice of its new address, fax number or email in the manner set forth above.
Section 7.2   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. No party shall raise the use of e-mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail as a defense to the formation or enforceability of a contract and each party forever waives any such defense.
Section 7.3   Entire Agreement; Third Party Beneficiaries.   This Agreement (together with all Exhibits and Schedules to this Agreement), the Merger Agreement (together with the Ancillary Agreements) the LLC Agreement, and the Confidentiality Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 7.4   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

Section 7.5   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 7.6   Successors; Assignment; Amendments; Waivers.
(a)   Each TRA Party may assign any of its rights under this Agreement to any Person as long as such transferee has executed and delivered, or, in connection with such transfer, executes and delivers, a joinder to this Agreement, in form and substance reasonably satisfactory to the Corporate Taxpayer (the “Joinder Requirement”), agreeing to become a TRA Party for all purposes of this Agreement; provided, however, that to the extent any TRA Party sells, exchanges, distributes, or otherwise transfers Units to any Person (other than the Corporate Taxpayer or the OpCo) in accordance with the terms of the Exchange Agreement and/or LLC Agreement, such TRA Party shall have the option to assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units; provided, further, that such transferee has satisfied the Joinder Requirement. For the avoidance of doubt, if a TRA Party transfers Units in accordance with the terms of the Exchange Agreement and/or LLC Agreement but does not assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, such TRA Party shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units and such transferee may not enforce the provisions of this Agreement. Notwithstanding any other provision of this Agreement, an assignee of only rights to receive a Tax Benefit Payment in connection with an Exchange has no rights under this Agreement other than to enforce its right to receive a Tax Benefit Payment pursuant to this Agreement. The Corporate Taxpayer may not assign any of its rights or obligations under this Agreement to any Person (other than in connection with a Mandatory Assignment) without the prior written consent of the TRA Party Representative (not to be unreasonably withheld, conditioned or delayed). Any purported assignment in violation of the terms of this Section 7.6 shall be null and void.
(b)   No provision of this Agreement may be amended unless such amendment is approved in writing by the Corporate Taxpayer (as determined by the TRA Disinterested Majority) and by the TRA Party Representative and no provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective (or, in the case of a waiver by all TRA Parties, signed by the TRA Party Representative and (until such time as the Carlyle Parties have received at least 75% of the total amount that the Carlyle Parties could reasonably be expected to receive for the term of this Agreement, as reasonably agreed by the Carlyle Parties and the TRA Party Representative) the Carlyle Parties)); provided that no such amendment or waiver shall be effective if such amendment or waiver will have a disproportionate and adverse effect on the payments certain TRA Parties will or may receive under this Agreement unless such amendment or waiver is consented in writing by the TRA Parties disproportionately and adversely affected who would be entitled to receive at least majority of the total amount of the Early Termination Payments payable to all TRA Parties disproportionately and adversely affected hereunder if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to such amendment or waiver (excluding, for purposes of this sentence, all payments made to any TRA Party pursuant to this Agreement since the date of such most recent Exchange); provided, further, that the TRA Party Representative’s decision to provide the Opt-Out Notice (or not to provide the Opt-Out Notice) shall not constitute a waiver.
(c)   All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporate Taxpayer shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the

Corporate Taxpayer would be required to perform if no such succession had taken place (any such assignment, a “Mandatory Assignment”).
Section 7.7   Titles and Subtitles.   The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
Section 7.8   Waiver of Jury Trial, Jurisdiction.
(a)   EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HEREUNDER. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
(b)   Subject to Section 7.9, each of the parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any action, suit or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of such action, suit or proceeding shall be heard and determined in any such court and agrees not to bring any action, suit or proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 7.8, however, shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. Each party agrees that a final judgment in any action, suit or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in this Section 7.8 and such parties agree not to plead or claim the same.
Section 7.9   Reconciliation.   In the event that the Corporate Taxpayer and the TRA Party Representative are unable to resolve a disagreement with respect to the matters (x) governed by Sections 2.3 and 4.2 or (y) described in the definition of “LIBOR” within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be a partner or principal in a nationally recognized accounting or law firm, and unless the Corporate Taxpayer and the TRA Party Representative agree in writing otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporate Taxpayer or the TRA Party Representative or other actual or potential conflict of interest. If the Corporate Taxpayer and the TRA Party Representative are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise. The Expert shall resolve any matter relating to the Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporate Taxpayer, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporate Taxpayer except as provided in the next sentence. The Corporate Taxpayer and the TRA Party Representative shall bear their own costs and expenses of such proceeding, unless (i) the Expert adopts the TRA Party Representative’s position, in which case the Corporate Taxpayer shall reimburse the TRA Party Representative for any reasonable out-of-pocket costs and expenses in such proceeding, or (ii) the

Expert adopts the Corporate Taxpayer’s position, in which case the TRA Party Representative shall reimburse the Corporate Taxpayer for any reasonable out-of-pocket costs and expenses in such proceeding. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporate Taxpayer and each of the TRA Parties and may be entered and enforced in any court having jurisdiction.
Section 7.10   Withholding.   The Corporate Taxpayer shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporate Taxpayer is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law provided, however, that the Corporate Taxpayer shall use commercially reasonable efforts to notify and shall reasonably cooperate with the applicable TRA Party prior to the making of such deductions and withholding payments to determine whether any such deductions or withholding payments (other than any deduction or withholding required by reason of such TRA Party’s failure to comply with the last sentence of this Section 7.10) are required under applicable law and in obtaining any available exemption or reduction of, or otherwise minimizing to the extent permitted by applicable law, such deduction and withholding. To the extent that amounts are so withheld and timely paid over to the appropriate Taxing Authority by the Corporate Taxpayer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. Each TRA Party shall promptly provide the Corporate Taxpayer with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested by the Corporate Taxpayer in connection with determining whether any such deductions and withholdings are required under the Code or any provision of state, local or foreign tax law.
Section 7.11   Admission of the Corporate Taxpayer into a Consolidated Group; Transfers of Corporate Assets.
(a)   If the Corporate Taxpayer is or becomes a member of an affiliated, consolidated, combined or unitary group of corporations that files a consolidated, combined or unitary income Tax Return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of state, local or foreign Tax law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated, combined or unitary taxable income of the group as a whole.
(b)   If any Person the income of which is included in the income of the Corporate Taxpayer or the Corporate Taxpayer’s affiliated or consolidated group transfers one or more Reference Assets to a corporation (or a Person classified as a corporation for U.S. federal income tax purposes) with which such entity does not file a consolidated Tax Return pursuant to Section 1501 of the Code or any corresponding provisions of state, local or foreign Tax law and which such entity’s income is not included in the income of the Corporate Taxpayer or the Corporate Taxpayer’s affiliated or consolidated group, such Person, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such transfer. The consideration deemed to be received in a transaction contemplated in the prior sentence shall be equal to the fair market value of the deemed transferred asset (as determined by an independent expert mutually agreed upon by the Corporate Taxpayer and the TRA Party Representative, unless such condition is waived by the TRA Party Representative) on a gross basis, i.e., disregarding (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest. The transactions described in this Section 7.11(b) shall be taken into account in determining the Realized Tax Benefit or Realized Tax Detriment, as applicable, for such Taxable Year based on the income, gain or loss deemed allocated to the Corporate Taxpayer using the Non-Stepped Up Tax Basis of the Reference Assets in calculating its Hypothetical Tax Liability for such Taxable Year and using the actual Tax basis of the Reference Assets in calculating its Actual Tax Liability, determined using the “with and without” methodology. Thus, for example, in determining the Hypothetical Tax Liability of the Corporate Taxpayer the taxable income of the Corporate Taxpayer shall be determined by treating OpCo as having sold the applicable Reference Asset for its fair market value, recovering any basis applicable to such Reference Asset (using the Non-Stepped Up Tax Basis), while the Actual Tax Liability of the Corporate Taxpayer would be determined by recovering the actual Tax basis of the Reference Asset that reflects any Basis Adjustments. For purposes of this Section 7.11, a transfer of a partnership interest (including, for the avoidance of doubt, a Unit) shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership.
Section 7.12   Confidentiality.
(a)   Each TRA Party and each of their assignees acknowledges and agrees that the information of the Corporate Taxpayer is confidential and, except in the course of performing any duties as necessary for the Corporate Taxpayer and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such person shall keep and retain in confidence in accordance with this Agreement, and not disclose to any Person, any confidential matters acquired pursuant to this Agreement of the Corporate Taxpayer and its Affiliates and successors, concerning OpCo and its Affiliates and successors or the Members, learned by the TRA Party heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporate Taxpayer or any of its Affiliates, becomes public knowledge (except as a result of an act of the TRA Party in violation of this Agreement) or is generally known, (ii) the disclosure of information to the extent necessary for the TRA Party to assert its rights hereunder or defend itself in connection with any action or proceeding arising out of, or relating to, this Agreement, (iii) any information that was in the possession of, or becomes available to, the TRA Party from a source other than the Corporate Taxpayer, its Affiliates or its or their respective representatives (provided that such source is not known by the TRA Party to be bound by a legal, contractual or fiduciary confidentiality obligation not to disclose such information) and (iv) the disclosure of information to the extent necessary for the TRA Party to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any governmental or taxing authority or to prosecute or defend any action, proceeding or audit by any governmental or taxing authority with respect to such returns. Notwithstanding anything to the contrary herein, each TRA Party and each of their assignees (and each employee, representative or other agent of the TRA Party or its assignees, as applicable) may disclose to any and all Persons the tax treatment and tax structure of the Corporate Taxpayer, OpCo and their Affiliates, and any of their transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the TRA Party relating to such tax treatment and tax structure.
(b)   If a TRA Party or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporate Taxpayer shall have the right and remedy to seek to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.
Section 7.13   Change in Law.   Notwithstanding anything herein to the contrary, if, in connection with an actual or proposed change in law, a TRA Party reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by the TRA Party upon any Exchange by such TRA Party to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for United States federal income tax purposes or would have other material adverse tax consequences to such TRA Party, then at the election of such TRA Party and to the extent specified by such TRA Party, this Agreement (i) shall cease to have further effect with respect to such TRA Party, (ii) shall not apply to an Exchange by such TRA Party occurring after a date specified by such TRA Party, or (iii) shall otherwise be amended in a manner determined by such TRA Party; provided that such amendment shall not result in an increase in payments under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.
Section 7.14   Independent Nature of TRA Parties’ Rights and Obligations.   The obligations of each TRA Party hereunder are several and not joint with the obligations of any other TRA Party, and no TRA Party shall be responsible in any way for the performance of the obligations of any other TRA Party hereunder. The decision of each TRA Party to enter into this Agreement has been made by such TRA Party independently of any other TRA Party. Nothing contained herein, and no action taken by any TRA Party pursuant hereto, shall be deemed to constitute the TRA Parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the TRA Parties are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporate Taxpayer acknowledges that the TRA Parties are not acting in concert or as a group, and the Corporate Taxpayer will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.
Section 7.15   TRA Party Representative.
(a)   Without further action of any of the Corporate Taxpayer, the TRA Party Representative or any TRA Party, and as partial consideration in respect of the benefits conferred by this Agreement, the TRA Party Representative is hereby irrevocably constituted and appointed as the TRA Party Representative, with full power of substitution, to take any and all actions and make any decisions required or permitted to be taken by the TRA Party Representative under this Agreement. The TRA Party Representative agrees that with respect to any material notice, information or other communication it receives from the Corporate Taxpayer in its capacity as a TRA Party Representative, it will promptly share such notice, information or communication with each TRA Party.
(b)   If at any time the TRA Party Representative shall incur out of pocket expenses in connection with the exercise of its duties hereunder, upon written notice to the Corporate Taxpayer from the TRA Party Representative of documented costs and expenses (including fees and disbursements of counsel and accountants) incurred by the TRA Party Representative in connection with the performance of its rights or obligations under this Agreement and the taking of any and all actions in connection therewith, the Corporate Taxpayer shall reduce the future payments (if any) due to the TRA Parties hereunder pro rata by the amount of such expenses which it shall instead remit directly to the TRA Party Representative (provided that, for applicable Tax purposes, such amounts will be deemed to be distributed first to the TRA Parties and then paid over to the TRA Party Representative by the TRA Parties). In connection with the performance of its rights and obligations under this Agreement and the taking of any and all actions in connection therewith, the TRA Party Representative shall not be required to expend any of its own funds (though, for the avoidance of doubt but without limiting the provisions of this Section 7.15(b), it may do so at any time and from time to time in its sole discretion).
(c)   The TRA Party Representative shall not be liable to any TRA Party for any act of the TRA Party Representative arising out of or in connection with the acceptance or administration of its duties under this Agreement, except to the extent any liability, loss, damage, penalty, fine, cost or expense is actually incurred by such TRA Party as a proximate result of the bad faith or willful misconduct of the TRA Party Representative (it being understood that any act done or omitted pursuant to the advice of legal counsel shall be conclusive evidence of such good faith judgment). The TRA Party Representative shall not be liable for, and shall be indemnified by the TRA Parties (on a several but not joint basis) for, any liability, loss, damage, penalty or fine incurred by the TRA Party Representative (and any cost or expense incurred by the TRA Party Representative in connection therewith and herewith and not previously reimbursed pursuant to subsection (b) above) arising out of or in connection with the acceptance or administration of its duties under this Agreement, and such liability, loss, damage, penalty, fine, cost or expense shall be treated as an expense subject to reimbursement pursuant to the provisions of subsection (b) above, except to the extent that any such liability, loss, damage, penalty, fine, cost or expense is the proximate result of the bad faith or willful misconduct of the TRA Party Representative (it being understood that any act done or omitted pursuant to the advice of legal counsel shall be conclusive evidence of such good faith judgment); provided, however, in no event shall any TRA Party be obligated to indemnify the TRA Party Representative hereunder for any liability, loss, damage, penalty, fine, cost or expense to the extent (and only to the extent) that the aggregate amount of all liabilities, losses, damages, penalties, fines, costs and expenses indemnified by such TRA Party hereunder is or would be in excess of the aggregate payments under this Agreement actually remitted to such TRA Party.
(d)   Subject to Section 7.6(b), a decision, act, consent or instruction of the TRA Party Representative shall constitute a decision of all TRA Parties and shall be final, binding and conclusive upon each TRA Party, and the Corporate Taxpayer may rely upon any decision, act, consent or instruction of the TRA Party Representative as being the decision, act, consent or instruction of each

TRA Party. The Corporate Taxpayer is hereby relieved from any liability to any person for any acts done by the Corporate Taxpayer in accordance with any such decision, act, consent or instruction of the TRA Party Representative.
[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, the Corporate Taxpayer, the TRA Party Representative and each TRA Party have duly executed this Agreement as of the date first written above.
CORPORATE TAXPAYER:
[•]
By:

Name:
[•]

Title:
[•]

[Signature Page — Tax Receivable Agreement]

IN WITNESS WHEREOF, the Corporate Taxpayer, the TRA Party Representative and each TRA Party have duly executed this Agreement as of the date first written above.
TRA PARTY REPRESENTATIVE:
[•]
By:

Name:
[•]

Title:
[•]

By:

Name:
[•]

Title:
[•]

[Signature Page — Tax Receivable Agreement]

IN WITNESS WHEREOF, the Corporate Taxpayer, the TRA Party Representative and each TRA Party have duly executed this Agreement as of the date first written above.
TRA PARTIES:
[•]
/s/

(Signature)
[Signature Page — Tax Receivable Agreement]

Annex F
FINAL FORM
EXCHANGE AGREEMENT
EXCHANGE AGREEMENT (this “Agreement”), dated as of [•], 2021, by and among Packable Commerce, Inc., a Delaware corporation, Packable Holdings, LLC, a Delaware limited liability company, and the holders from time to time party hereto, other than the Corporation (as defined herein), of Common Units (as defined herein) from time to time party hereto.
WHEREAS, the parties hereto desire to provide for the redemption and/or exchange of Paired Interests (as defined herein), on the terms and subject to the conditions set forth herein and the OpCo LLC Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
SECTION 1.1   Definitions
The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.
“Appraiser FMV” means the fair market value of a Class A Common Share as determined by an independent appraiser mutually agreed upon by the Corporation and the relevant Exchanging Member, whose determination shall be final and binding for those purposes for which Appraiser FMV is used in this Agreement. Appraiser FMV shall be the fair market value determined without regard to any discounts for minority interest, illiquidity or other discounts. The cost of any independent appraisal in connection with the determination of Appraiser FMV in accordance with this Agreement shall be borne by OpCo.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.
“Cash Exchange Class A 5-Day VWAP” means the arithmetic average of the VWAP for each of the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Exchange Notice Date (in the case of an Unrestricted Exchange) or the Exchange Date (in the case of any other Exchange).
“Cash Exchange Notice” has the meaning set forth in Section 2.1(c).
“Cash Exchange Payment” means, with respect to the portion of any Exchange for which a Cash Exchange Notice is delivered by the Corporation and the Corporation has elected to make a Cash Exchange Payment in accordance with Section 2.1(c):
(a)   if the Class A Common Shares trade on a National Securities Exchange or automated or electronic quotation system, an amount of cash equal to the product of: (x) the number of Class A Common Shares that would have been received by the Exchanging Member in the Exchange for that portion of the Exchanged Units subject to a Cash Exchange Notice, had such Exchanged Units not been subject to a Cash Exchange Notice and OpCo or the Corporation, as applicable, had paid the Stock Exchange Payment with respect to such number of Exchanged Units, and (y) the Cash Exchange Class A 5-Day VWAP; or
(b)   if Class A Common Shares are not then traded on a National Securities Exchange or automated or electronic quotation system, as applicable, an amount of cash equal to the product of (x) the number of Class A Common Shares that would have been received by the Exchanging Member in the Exchange for that portion of the Exchanged Units subject to a Cash Exchange Notice, had such Exchanged Units not been subject to a Cash Exchange Notice and OpCo or the Corporation, as applicable, had paid the Stock Exchange Payment with respect to such number of Exchanged Units, and

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(y) the Appraiser FMV of one (1) Class A Common Share that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller.
“Certificate Delivery” means, in the case of any Class B Common Shares to be transferred and surrendered by an Exchanging Member in connection with an Exchange which are represented by a certificate or certificates, the process by which the Exchanging Member shall also present and surrender such certificate or certificates representing such Class B Common Shares shall be during normal business hours at the principal executive offices of the Corporation, or if any agent for the registration or transfer of Class B Common Shares is then duly appointed and acting, at the office of such transfer agent, along with any instruments of transfer reasonably required by the Corporation or such transfer agent, as applicable, duly executed by the Exchanging Member or the Exchanging Member’s duly authorized representative.
“Change of Control” has the meaning given to such term in the Tax Receivable Agreement; provided that, for the avoidance of doubt, any event that constitutes both a Pubco Offer and a Change of Control of the Corporation shall be considered a Pubco Offer for purposes of this Agreement.
“Class A Common Shares” means the shares of Class A Common Stock of the Corporation, par value $0.0001 per share.
“Class B Common Shares” means the shares of Class B Common Stock of the Corporation, par value $0.0001 per share.
“Common Units” means the units of limited liability interest in OpCo designated as a “Common Units” pursuant to the OpCo LLC Agreement.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commission” means the U.S. Securities and Exchange Commission, including any Governmental Entity succeeding to the functions thereof.
“Conversion Date” has the meaning set forth in the OpCo LLC Agreement.
“Corporation” means Packable Commerce, Inc., a Delaware corporation, and any successor thereto.
“Direct Exchange” has the meaning set forth in Section 2.6 of this Agreement.
“Direct Exchange Election Notice” has the meaning set forth in Section 2.6 of this Agreement.
“Disinterested Corporation Board Vote” means approval by the board of directors of the Corporation excluding, for purposes of determining such approval, (a) any directors who are then equityholders of OpCo or who were appointed by Persons who are then equityholders of OpCo and (b) any directors that are otherwise not independent from the equityholders of OpCo.
“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Blackout Period” means (i) any “black out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Exchanging Member is subject (or will be subject at such time as it owns Class A Common Shares), which period restricts the ability of such Exchanging Member to immediately resell Class A Common Shares to be delivered to such Exchanging Member in connection with a Stock Exchange Payment and (ii) the period of time commencing on (x) the date of the declaration of a dividend by the Corporation and ending on the first day following (y) the record date determined by the board of directors of the Corporation with respect to such dividend declared pursuant to clause (x), which period of time shall be no longer than 10 Business Days; provided that, in no event shall an Exchange Blackout Period which respect to clause (ii) of the definition hereof occur more than four (4) times per calendar year.
“Exchange Conditions” means any of the following conditions: (a) any Registration Statement pursuant to which the resale of the Class A Common Shares to be registered for such Exchanging Member at or

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immediately following the consummation of the Exchange shall have ceased to be effective pursuant to any action or inaction by the Commission or no such resale Registration Statement has yet become effective, (b) the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Exchange, (c) the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a Registration Statement and such deferral, delay or suspension shall affect the ability of such Exchanging Member to have its Class A Common Shares registered at or immediately following the consummation of the Exchange, (d) any stop order relating to the Registration Statement pursuant to which the Class A Common Shares were to be registered by such Exchanging Member at or immediately following the Exchange shall have been issued by the Commission, (e) there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Exchange, or (f) the Corporation shall have failed to comply in any material respect with its obligations under the Registration Rights Agreement to the extent related to the resale of the Class A Common Shares of an Exchanging Member, and such failure shall have adversely affected the ability of such Exchanging Member to consummate the resale of Class A Common Shares to be received upon such Exchange pursuant to an effective Registration Statement.
“Exchange Date” means, subject in all cases to the provisions of Section 2.2(a) hereof, in the case of any Unrestricted Exchange, the date that is five (5) Business Days after the date the Exchange Notice is given pursuant to Section 2.1(b), unless the Exchanging Member submits a written request to extend such date and the Corporation in its sole discretion agrees in writing to such extension, and in any other case, the Quarterly Exchange Date; provided that, if the Exchange Date for any Exchange with respect to which the Corporation elects to make a Stock Exchange Payment would otherwise fall within any Exchange Blackout Period, then the Exchange Date shall occur on the next Business Day following the end of such Exchange Blackout Period; provided, further, that in the event the Corporation is required under the terms of this Agreement, or otherwise elects, to make a Stock Exchange Payment, the Exchange may be conditioned (including as to timing) by the Exchanging Member on the closing of an underwritten distribution of the Class A Common Shares that may be issued in connection with such proposed Exchange.
“Exchange Notice Date” means, with respect to an Exchange, the date the applicable Exchange Notice is delivered in accordance with Section 2.1(b).
“Exchange Notice Date Value” means, in the case of an Exchange (other than an Unrestricted Exchange), the arithmetic average of the VWAP for each of the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Exchange Notice Date.
“Exchange Rate” means, at any time, the number of Class A Common Shares for which an Exchanged Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.4 hereof.
“Exchanged Units” means any Common Units to be Exchanged for the Cash Exchange Payment or Stock Exchange Payment, as applicable, on the applicable Exchange Date.
“Exchanging Member” means, with respect to any Exchange, the LLC Unitholder exchanging Units pursuant to Section 2.1(a) of this Agreement.
“Exchange Notice” has the meaning set forth in Section 2.1(b) of this Agreement.
“Governmental Entity” means any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.
“Law” means any statute, act, code, law (including common law), ordinance, rule, regulation, determination, guidance or governmental order, in each case, of any Governmental Entity.
“LLC Unitholder” means each holder of one or more Common Units that may from time to time be a party to this Agreement.

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“National Securities Exchange” means a securities exchange that has registered with the Commission under Section 6 of the Exchange Act.
“OpCo” means Packable Holdings, LLC, a Delaware limited liability company, and any successor thereto.
“OpCo LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of OpCo, dated on or about the date hereof, as such agreement may be amended from time to time.
“Paired Interest” means one Common Unit and one Class B Common Share.
“Permitted Exchange Event” means any of the following events, which has or is occurring, or is otherwise satisfied, as of the Exchange Date:
(i)   The Exchange is part of one or more Exchanges by an LLC Unitholder and any related persons (within the meaning of Section 267(b) or 707(b)(1) of the Code) that is part of a “block transfer” within the meaning of Treasury Regulations Section 1.7704-1(e)(2) (for this purpose, treating the Managing Member (if any) (as defined in the OpCo LLC Agreement) or any Subsidiary of the Managing Member (if any) as a “general partner” within the meaning of Treasury Regulations Section 1.7704-1(k)(1)) (a “Block Transfer”);
(ii)   The Exchange is in connection with a Pubco Offer or Change of Control; provided that, any such Exchange pursuant to this clause (ii) shall be effective immediately prior to the consummation of the closing of the Pubco Offer or Change of Control date (and, for the avoidance of doubt, shall not be effective if such Pubco Offer is not consummated or Change of Control does not occur); or
(iii)   The Exchange is permitted by the Corporation, in its sole discretion, in connection with circumstances not otherwise set forth herein, if the Corporation determines, after consultation with its outside legal counsel and tax advisor, that OpCo would not be treated as a “publicly traded partnership” under Section 7704 of the Code (or any successor or similar provision) as a result of or in connection with such Exchange.
“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.
“Person” means any individual, estate, corporation, partnership, limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.
“Private Placement Safe Harbor” means the “private placement” safe harbor set forth in Treasury Regulations Section 1.7704-1(h)(1).
“Pubco Offer” has the meaning set forth in Section 2.7 of this Agreement.
“Quarterly Exchange Date” means, either (x) for each fiscal quarter, the first (1st) Business Day occurring after the sixtieth (60th) day after the expiration of the applicable Quarterly Exchange Notice Period or (y) such other date as the Corporation shall determine in its sole discretion; provided that, such date is at least sixty (60) days after the expiration of the Quarterly Exchange Notice Period; provided, further, that the Corporation shall use commercially reasonable efforts to ensure that at least one Quarterly Exchange Date occurs each fiscal quarter.
“Quarterly Exchange Date Value” means the arithmetic average of the VWAP for each of the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Exchange Date; provided that, if such an Exchange (other than an Unrestricted Exchange) is in connection with a Secondary Offering or other negotiated transaction, the Quarterly Exchange Date Value shall be the per share price of Class A Common Shares in such transaction.
“Quarterly Exchange Notice Period” means, for each fiscal quarter, the period commencing on the third (3rd) Business Day after the day on which the Corporation releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to an LLC Unitholder (or such other date within such quarter as the Corporation shall determine in its sole discretion) and ending ten (10)

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Business Days thereafter. Notwithstanding the foregoing, the Corporation may change the definition of Quarterly Exchange Notice Period with respect to any Quarterly Exchange Notice Period scheduled to occur in a calendar quarter subsequent to the then-current calendar quarter, acting by Disinterested Corporation Board Vote, if (x) the revised definition provides for a Quarterly Exchange Notice Period occurring at least once in each calendar quarter, (y) the first Quarterly Exchange Notice Period pursuant to the revised definition will occur no less than 10 Business Days from the date written notice of such change is sent to each LLC Unitholder (other than the Corporation) and (z) the revised definition, together with the revised Quarterly Exchange Date resulting therefrom, do not materially adversely affect the ability of the LLC Unitholders to exercise their Exchange rights pursuant to this Agreement.
“Redemption” has the meaning set forth in Section 2.1(a) of this Agreement.
“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Corporation and the other parties thereto.
“Registration Statement” means any registration statement that the Corporation is required to file pursuant to the Registration Rights Agreement.
“Retraction Notice” has the meaning set forth in Section 2.1(d) of this Agreement.
“Restricted Common Unit” has the meaning set forth in the OpCo LLC Agreement.
“Secondary Offering” has the meaning set forth in Section 2.1(f) of this Agreement.
“Secondary Offering Paired Interests” has the meaning set forth in Section 2.1(a) of this Agreement.
“Stock Exchange Payment” means, with respect to the portion of any Exchange for which a Cash Exchange Notice is not delivered by the Corporation, on behalf of OpCo, a number of Class A Common Shares equal to the product of the number of Exchanged Units multiplied by the Exchange Rate.
“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of the date hereof, by and among the Corporation and the other parties thereto.
“Trading Day” means a day on which the Trading Market is open for the transaction of business (unless such trading shall have been suspended for the entire day).
“Trading Market” means the New York Stock Exchange or such other principal United States securities exchange on which Class A Common Shares are listed, quoted or admitted to trading.
“Unrestricted Exchanges” means any Exchange that is in connection with a Permitted Exchange Event or that occurs during a period in which OpCo meets the requirements of the Private Placement Safe Harbor.
“Vesting Event” has the meaning set forth in the OpCo LLC Agreement.
“VWAP” means the daily per share volume-weighted average price of Class A Common Shares on the Trading Market, as displayed under the heading “Bloomberg VWAP” on the Bloomberg page designated for Class A Common Shares (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, (a) the per share volume- weighted average price of a Class A Common Share on such Trading Day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours), or (b) if such determination is not feasible, the market price per Class A Common Share, in either case as determined by a nationally recognized independent investment banking firm retained in good faith for this purpose by the Corporation).
ARTICLE II
SECTION 2.1   Exchange Procedure
(a)   From and after 180 days following the date of the consummation of the transactions described in the Corporation’s Registration Statement on Form S-4 (File No. [•]), each LLC Unitholder (other than the Corporation) shall be entitled, upon the terms and subject to the conditions hereof, to surrender Paired

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Interests to OpCo in exchange for the delivery by OpCo of the Stock Exchange Payment or, at the election of the Corporation (after a Disinterested Corporation Board Vote), the Cash Exchange Payment (such exchange, a “Redemption” and, together with a Direct Exchange (as defined below), an “Exchange”); provided, that (absent a waiver by the Corporation) any such Exchange is for a minimum of the lesser of (i) 10,000 Common Units (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (ii) all of the Common Units held by such LLC Unitholder; provided, further, that in the event that an Exchanging Member is participating in an underwritten offering or other block sale of Class A Common Shares following such Exchange and a portion of its Paired Interests are being surrendered to OpCo in furtherance thereof (such portion, the “Secondary Offering Paired Interests”), then OpCo shall settle the Exchange of such Secondary Offering Paired Interests by delivery of a Stock Exchange Payment hereunder.
(b)   An LLC Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by delivering to OpCo, with a copy to the Corporation, a written election of exchange in respect of the Paired Interests to be exchanged substantially in the form of Exhibit A hereto (an “Exchange Notice”) in accordance with this Section 2.1(b). An LLC Unitholder may deliver an Exchange Notice with respect to an Unrestricted Exchange at any time, and, in any other case, during the Quarterly Exchange Notice Period preceding the desired Exchange Date. An Exchange Notice with respect to an Unrestricted Exchange may specify that the Exchange is to be contingent (including, without limitation, as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of the Class A Common Shares into which the Exchanged Units are exchangeable, or contingent (including, without limitation, as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which such Class A Common Shares would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property. Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with this Section 2.1, a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), then the Exchange Date with respect to all Exchanged Units which would be exchanged into Class A Common Shares resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Exchanged Units. Each of the LLC Unitholders and the Corporation agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by OpCo.
(c)   Subject to Sections 2.1(a) and 2.2(a), within three (3) Business Days of the giving of an Exchange Notice, the Corporation, on behalf of OpCo, may elect to settle all or a portion of the Exchange in Class A Common Shares in an amount equal to the Cash Exchange Payment (in lieu of Class A Common Shares) by giving written notice of such election to the Exchanging Member within such three (3) Business Day period (such notice, the “Cash Exchange Notice”). The Corporation may only deliver a Cash Exchange Notice hereunder if a Disinterested Corporation Board Vote has been obtained to approve a Cash Exchange Payment. The Cash Exchange Notice shall set forth the portion of the Exchanged Units which will be exchanged for cash in lieu of Class A Common Shares. Any portion of the Exchange not settled for a Cash Exchange Payment shall be settled for a Stock Exchange Payment. Subject to Section 2.1(a), at any time following the giving of a Cash Exchange Notice and prior to the Exchange Date, the Corporation may elect (exercisable by giving written notice of such election to the Exchanging Member) to revoke the Cash Exchange Notice with respect to all or any portion of the Exchanged Units and make the Stock Exchange Payment with respect to any such Exchanged Units on the Exchange Date.
(d)   Subject to the terms of this Section 2.1(d), an Exchanging Member may deliver an Exchange Notice with respect to an Exchange (other than an Unrestricted Exchange) during the Quarterly Exchange Notice Period which conditions such Exchange upon the Quarterly Exchange Date Value being equal to or greater than ninety percent (90%) of the Exchange Notice Date Value and if such requirement is not met, then the Exchanging Member may elect to retract its Exchange Notice by giving written notice of such election to OpCo, with a copy to the Corporation, no later than 12:00 p.m. (New York time) on the Trading Day preceding the Exchange Date (a “Retraction Notice”). The delivery of a Retraction Notice shall terminate all of the Exchanging Member’s, the Corporation’s and OpCo’s rights and obligations under this Article II arising from such retracted Exchange Notice (but not, for the avoidance of doubt, from any

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Exchange Notice not retracted or that may be delivered in the future); provided that, an Exchanging Member may deliver a Retraction Notice only once in every twelve (12)-month period (and any additional Retraction Notice delivered by such Exchanging Member within such twelve (12)-month period shall be deemed null and void ab initio and ineffective with respect to the revocation of the Exchange specified therein).
(e)   In addition to the revocation rights of an Exchanging Member set forth in Section 2.1(d), in the event the Corporation gives a timely Cash Exchange Notice (and does not revoke such Cash Exchange Notice in accordance with Section 2.1(c)), the Exchanging Member may, if and only if any Exchange Condition exists, elect to (x) retract its Exchange Notice with respect to an Unrestricted Exchange or (y) delay the consummation of an Unrestricted Exchange, in each case, by giving written notice of such election to OpCo, with a copy to the Corporation, within two (2) Business Days of the occurrence of an Exchange Condition and in any event no later than (1) Business Day prior to the Exchange Date. If an Exchanging Member elects to retract its Exchange Notice, then such retraction shall terminate all of the rights and obligations of the Exchanging Member, OpCo and the Corporation under this Section 2.1 arising from such retracted Exchange Notice.
(f)   Notwithstanding anything to the contrary in this Agreement, if the Corporation closes an underwritten distribution of the Class A Common Shares and the LLC Unitholders (any of them alone, or together with the Corporation) were entitled to resell Class A Common Shares in connection therewith (by the exercise by such LLC Unitholders of Exchange rights or otherwise) (a “Secondary Offering”), then, except as provided in the following proviso, the immediately succeeding Quarterly Exchange Date shall be automatically cancelled and of no force or effect (and no LLC Unitholder shall be entitled to deliver an Exchange Notice with respect to an Exchange that is not an Unrestricted Exchange in respect of such Quarterly Exchange Date); provided that, the OpCo may effect an Exchange if the Corporation determines (in its reasonable discretion), after consultation with its legal counsel and tax advisors, that such Exchange, together with any other Exchanges that have occurred or are expected to occur, would not be reasonably likely to result in the OpCo being treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code. Notwithstanding anything to the contrary in this Agreement (a) for so long as OpCo does not meet the requirements of the Private Placement Safe Harbor, any Secondary Offering (other than that pursuant to which all Exchanges are Unrestricted Exchanges) shall only be undertaken if, during the applicable taxable year, the total number of Quarterly Exchange Dates and prior Secondary Offerings (other than any pursuant to which all Exchanges are Unrestricted Exchanges) on which Exchanges occur is three (3) or fewer and (b) OpCo and the Corporation shall not be deemed to have failed to comply with their respective obligations under the Registration Rights Agreement, if a Secondary Offering cannot be undertaken due to the restriction set forth in the preceding clause (a).
(g)   Notwithstanding anything to the contrary contained in this Agreement or the OpCo LLC Agreement, no Restricted Common Unit shall be permitted to be treated as an Exchanged Unit hereunder, and in no event shall OpCo or the Corporation effect an Exchange of a Restricted Common Unit unless and until a Vesting Event and Conversion Date has occurred with respect to such Restricted Common Unit and it has been converted to a Common Unit in accordance with the terms of the OpCo LLC Agreement. For the avoidance of doubt and without limiting the immediately foregoing sentence, in the event a Vesting Event, Conversion Date and conversion into Common Unit has occurred in respect of a Restricted Common Unit, such then converted Common Unit shall be treated as an Exchanged Unit for all purposes hereunder and OpCo and the Corporation may effect an Exchange of such then converted Common Unit in accordance with this Agreement and the OpCo LLC Agreement.
SECTION 2.2   Exchange Payment
(a)   The Exchange shall be consummated on the Exchange Date; provided that, in the event that an Exchange Notice with respect to an Unrestricted Exchange is delivered pursuant to Section 2.1(b) and specifies that it is predicated upon the settlement of an Exchange of Paired Interests sooner than on the Exchange Date, the Corporation and OpCo shall use their respective commercially reasonable efforts to consummate the Exchange on the date specified in such Exchange Notice; provided, further, that, notwithstanding anything to the contrary contained in this Agreement, in the event that an Exchange Notice is delivered in connection with a Secondary Offering or a block sale pursuant to Rule 144 of the Securities Act or other exemption from registration thereunder that is not an underwritten distribution but

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is an Unrestricted Exchange, the Exchange Date shall be the settlement date of such Secondary Offering or such block sale and the Exchange shall be consummated no later than the settlement of such Secondary Offering or such block sale on such date.
(b)   In connection with any Exchange, the Exchanging Member shall make any applicable Certificate Delivery requested or required by the Corporation.
(c)   On the Exchange Date (to be effective immediately prior to the close of business on the Exchange Date), in the case of a Redemption, (i) the Corporation shall contribute to OpCo, for delivery to the Exchanging Member (x) the Stock Exchange Payment with respect to any Exchanged Units not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Units subject to a Cash Exchange Notice, (ii) the Exchanging Member (A) shall transfer and surrender the Exchanged Units to OpCo and (B) surrender the corresponding number of Class B Common Shares to the Corporation and the Corporation shall cancel such Class B Common Share, free and clear of all Liens and encumbrances, (iii) OpCo shall issue to the Corporation a number of Common Units equal to the number of Exchanged Units surrendered pursuant to the preceding clause (ii), (iv) solely to the extent necessary in connection with a Redemption, the Corporation shall undertake all actions, including, without limitation, an issuance, reclassification, distribution, division or recapitalization, with respect to the Class A Common Shares to maintain a one-to-one ratio between the number of Common Units owned by the Corporation, directly or indirectly, and the number of outstanding Class A Common Shares, taking into account the issuance in the preceding clause (iii), any Stock Exchange Payment, and any other action taken in connection with this Section 2.2, and (v) OpCo shall (x) cancel the redeemed Exchanged Units and (y) transfer to the Exchanging Member the Cash Exchange Payment and/or the Stock Exchange Payment, as applicable.
(d)   On the Exchange Date (to be effective immediately prior to the close of business on the Exchange Date), in the case of a Direct Exchange, (i) the Corporation shall deliver to the Exchanging Member, (x) the Stock Exchange Payment with respect to any Exchanged Units not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Units subject to a Cash Exchange Notice, (ii) the Exchanging Member shall transfer to the Corporation the Exchanged Units and the corresponding Class B Common Shares (it being understood that the Corporation shall cancel the surrendered Class B Common Shares), free and clear of all Liens and encumbrances, and (iii) solely to the extent necessary in connection with a Direct Exchange, the Corporation shall undertake all actions, including, without limitation, an issuance, reclassification, distribution, division or recapitalization, with respect to the Class A Common Shares to maintain a one-to-one ratio between the number of Common Units owned by the Corporation, directly or indirectly, and the number of outstanding Class A Common Shares, any Stock Exchange Payment, and any other action taken in connection with this Section 2.2.
(e)   Upon the Exchange of all of an LLC Unitholder’s Common Units and Restricted Common Units, such LLC Unitholder shall cease to be a Member (as such term is defined in the OpCo LLC Agreement) of OpCo.
SECTION 2.3   Expenses and Restrictions.
(a)   Except as expressly set forth in this Agreement, OpCo and each exchanging LLC Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that OpCo shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any Class A Common Shares are to be delivered in a name other than that of the LLC Unitholder that requested the Exchange, then such LLC Unitholder and/or the person in whose name such shares are to be delivered shall pay to OpCo the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of OpCo that such tax has been paid or is not payable.
(b)   Notwithstanding anything to the contrary herein, to the extent that OpCo is otherwise eligible for the Private Placement Safe Harbor in any taxable year, the Corporation and OpCo shall use commercially reasonable efforts to restrict issuances of Common Units in an amount sufficient for OpCo to continue to be eligible for the Private Placement Safe Harbor, and, to the extent that the Corporation or OpCo determines that OpCo does not meet the requirements of the Private Placement Safe Harbor at any point in any

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taxable year, the Corporation or OpCo may impose such additional restrictions on Exchanges (other than Exchanges that are Secondary Offerings) during such taxable year as the Corporation or OpCo may determine to be necessary or advisable so that OpCo is not treated as a “publicly traded partnership” under Section 7704 of the Code; provided that, the restrictions imposed pursuant to this sentence shall not apply to any Unrestricted Exchange. Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of OpCo, such an Exchange would pose a material risk that OpCo would be a “publicly traded partnership” under Section 7704 of the Code; provided, however, that this sentence shall not apply to prohibit a Block Transfer unless a change in applicable Law after the date of the signing of the Merger Agreement modifies the application or availability of Treasury Regulation Section 1.7704-1(e)(2).
(c)   For the avoidance of doubt, and notwithstanding anything to the contrary herein, an LLC Unitholder shall not be entitled to effect an Exchange (other than an Exchange in connection with settlement of a Secondary Offering or other Block Transfer) to the extent the Corporation reasonably determines in good faith that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any exemption from the registration requirements thereunder), or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such LLC Unitholder is party (including, without limitation, the OpCo LLC Agreement) or any written policies of the Corporation related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.
(d)   The Corporation may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election of exchange.
SECTION 2.4   Adjustment.   The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Common Shares or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Shares that is not accompanied by an identical subdivision or combination of the Common Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Shares are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LLC Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LLC Unitholder would have received if such Exchange had occurred immediately prior to the effective time of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any Common Unit.
SECTION 2.5   Class A Common Shares to be Issued.
(a)   The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Shares, solely for the purpose of issuance upon an Exchange, such number of Class A Common Shares as may be deliverable upon any such Exchange; provided that, nothing contained herein shall be construed to preclude OpCo from satisfying its obligations in respect of the Exchange of the Exchanged Units by delivery of Class A Common Shares which are held in the treasury of the Corporation or are held by OpCo or any of their subsidiaries or by delivery of purchased Class A Common Shares (which may or may not be held in the treasury of the Corporation or held by any subsidiary thereof), or by delivery of the Cash Exchange Payment (provided that, the Corporation has obtained the Disinterested Corporation Board Vote). The Corporation and OpCo covenant that all Class A Common Shares issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

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(b)   The Corporation and OpCo shall at all times ensure that the execution and delivery of this Agreement by each of the Corporation and OpCo and the consummation by each of the Corporation and OpCo of the transactions contemplated hereby (including, without limitation, the issuance of the Class A Common Shares) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of the Corporation and OpCo, including, but not limited to, all actions necessary to ensure that the acquisition of Class A Common Shares pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s board of directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.
(c)   The Corporation and OpCo covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for Class A Common Shares to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the LLC Unitholder requesting such Exchange, the Corporation and OpCo shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and OpCo shall use commercially reasonable efforts to list the Class A Common Shares required to be delivered upon the Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Shares may be listed or traded at the time of such delivery.
SECTION 2.6   Direct Exchange.   Notwithstanding anything to the contrary in this Article II, the Corporation may, in its sole and absolute discretion, elect to effect on the Exchange Date the Exchange of Exchanged Units for the Cash Exchange Payment and/or the Stock Exchange Payment, as the case may be (and subject to the terms of Section 2.2(a), (c) and (d)), through a direct exchange of such Exchanged Units and with such consideration between the Exchanging Member and the Corporation (a “Direct Exchange”). Upon such Direct Exchange pursuant to this Section 2.6, the Corporation shall acquire the Exchanged Units and shall be treated for all purposes of this Agreement as the owner of such Units; provided that, any such election by the Corporation shall not relieve OpCo of its obligation arising with respect to such applicable Exchange Notice. The Corporation may, at any time prior to an Exchange Date, deliver written notice (an “Direct Exchange Election Notice”) to OpCo and the Exchanging Member setting forth its election to exercise its right to consummate a Direct Exchange; provided that, such election does not prejudice the ability of the parties to consummate an Exchange or Direct Exchange on the Exchange Date. A Direct Exchange Election Notice may be revoked by the Corporation at any time; provided that, any such revocation does not prejudice the ability of the parties to consummate an Exchange or Direct Exchange on the Exchange Date. The right to consummate a Direct Exchange in all events shall be exercisable for all of the Exchanged Units that would otherwise have been subject to an Exchange. Except as otherwise provided in this Section 2.6, a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner as the relevant Exchange would have been consummated had the Corporation not delivered a Direct Exchange Election Notice.
SECTION 2.7.   Pubco Offer or Change of Control.
(a)   (i) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to any Class A Common Shares (a “Pubco Offer”) is proposed by the Corporation or is proposed to the Corporation or its stockholders and approved by the board of directors of the Corporation or is otherwise effected or to be effected with the consent or approval of the board of directors of the Corporation or the Corporation will undergo a Change of Control, the LLC Unitholders shall be permitted to deliver an Exchange Notice (which Exchange Notice shall be effective immediately prior to the consummation of such Pubco Offer or Change of Control (and, for the avoidance of doubt, shall be contingent upon such Pubco Offer or Change of Control and not be effective if such Pubco Offer or Change of Control is not consummated)). In the case of a Pubco Offer proposed by the Corporation, the Corporation will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the LLC Unitholders to participate in such Pubco Offer to the same extent or on an economically equivalent basis as the holders of Class A

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Common Shares without discrimination (but excluding, for the avoidance of doubt, the LLC Unitholders’ rights under the Tax Receivable Agreement in determining whether such participation is on an economically equivalent basis). (ii) In the event that the Corporation will undergo a Change of Control (including a Pubco Offer that also constitutes a Change of Control), the LLC Unitholders shall deliver an Exchange Notice (which Exchange Notice shall be effective immediately prior to the consummation of such Change of Control (and, for the avoidance of doubt, shall be contingent upon such Change of Control and not be effective if such Change of Control is not consummated)).
(b)   The Corporation shall send written notice to OpCo and the LLC Unitholders at least thirty (30) Business Days prior to the closing of the transactions contemplated by the Pubco Offer or the Change of Control date notifying them of their rights pursuant to this Section 2.7, and setting forth, in the case of a Pubco Offer, (i) a copy of the written proposal or agreement pursuant to which the Pubco Offer will be effected, (ii) the consideration payable in connection therewith, (iii) the terms and conditions of transfer and payment and (iv) the date and location of and procedures for selling Common Units and Restricted Common Units (if applicable), or in the case of a Change of Control, (x) a description of the event constituting the Change of Control, (y) the date of the Change of Control, and (z) a copy of any written proposals or agreement relating thereto. In the event that the information set forth in such notice changes from that set forth in the initial notice, a subsequent notice shall be delivered by the Corporation no less than seven (7) days prior to the closing of the Pubco Offer or date of the Change of Control.
ARTICLE III
SECTION 3.1   Additional LLC Unitholders.   To the extent an LLC Unitholder validly transfers any or all of such holder’s Common Units to another person in a transaction in accordance with, and not in contravention of, the OpCo LLC Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring LLC Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become an LLC Unitholder hereunder. To the extent OpCo issues Common Units in the future, OpCo shall be entitled, in its sole discretion, to make any holder of such Common Units an LLC Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.
SECTION 3.2   Addresses and Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):
(a)
If to the Corporation, to:

[•]
[•]
Attention: [•]
Email: [•]
(b)
If to OpCo, to:

Packable Holdings, LLC
1985 Marcus Avenue, Suite 207
Lake Success, NY 11402
Attention: Ian R. Cohen, General Counsel
Email: ian@pharmapacks.com
(c)   If to any LLC Unitholder, to the address or other contact information set forth in the records of OpCo from time to time.
SECTION 3.3   Further Action.   The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

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SECTION 3.4   Binding Effect.   This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns. No LLC Unitholder may assign its rights under this Agreement without the consent of the Corporation and OpCo.
SECTION 3.5   Severability.   If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
SECTION 3.6   Amendment.   The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) OpCo and (iii) LLC Unitholders holding at least a majority of the then outstanding Common Units (excluding Common Units held by the Corporation); provided that, no amendment may materially, disproportionately and adversely affect the rights of an LLC Unitholder (other than the Corporation and its subsidiaries) without the consent of such LLC Unitholder (or, if there is more than one such LLC Unitholder that is so affected, without the consent of a majority in interest of such affected LLC Unitholders (other than the Corporation and its subsidiaries) in accordance with their holdings of Common Units).
SECTION 3.7   Waiver.   No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.
SECTION 3.8   Submission to Jurisdiction; Waiver of Jury Trial.
(a)   Any and all disputes which cannot be settled amicably with respect to this Agreement, including, without limitation, any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding, investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by a party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. Each of the parties hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each party irrevocably consents to service of process in any dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2. Each party hereby irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action brought by any party with respect to this Agreement (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8; (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); or (iii) any objection which such party may now or hereafter have (A) to the laying of venue of any of the aforesaid actions arising out of or in connection with this Agreement brought in the courts referred to above; (B) that such action brought in any such court has been brought in an inconvenient forum and (C) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

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(b)   To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.
(c)   EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.
(d)   EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.
(e)   The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in Section 3.8(a) and such parties agree not to plead or claim the same.
SECTION 3.9   Counterparts.   This Agreement may be executed and delivered (including, without limitation, by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.
SECTION 3.10   Tax Treatment.   This Agreement shall be treated as part of the partnership agreement of OpCo as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Exchanged Units (together with an equal number of Class B Common Shares) by an LLC Unitholder to the Corporation in exchange for (i) the payment by the Corporation of the Stock Exchange Payment, the Cash Exchange Payment, or other applicable consideration to the Exchanging Member, and, if applicable, (ii) corresponding payments under the Tax Receivable Agreement, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing, such consent not to be unreasonably withheld, conditioned, or delayed. Further, in connection with any Exchange consummated hereunder, OpCo and/or the Corporation shall provide the exchanging LLC Unitholder with all reasonably necessary information to enable the exchanging LLC Unitholder to file its income Tax returns for the taxable year that includes the Exchange, including, without limitation, information with respect to Code Section 751 assets (including, without limitation, relevant information regarding “unrealized receivables” or “inventory items”) and Code Section 743(b) basis adjustments as soon as practicable and in all events within 60 days following the close of such taxable year (and use commercially reasonable efforts to provide estimates of such information within 90 days of the applicable Exchanges). Within thirty (30) days following the Exchange Date, the Corporation shall deliver a Code Section 743 notification to OpCo in accordance with Treasury Regulations Section 1.743-1(k)(2).
SECTION 3.11   Withholding.   The Corporation and OpCo shall be entitled to deduct and withhold from any payments made to an LLC Unitholder pursuant to any Exchange consummated under this Agreement all Taxes that each of the Corporation and OpCo is required to deduct and withhold with respect

F-13

to such payments under the Code (and any other provision of applicable law, including, without limitation, under Section 1445 and Section 1446(f) of the Code). In connection with any Exchange, the Exchanging Member shall, to the extent it is legally entitled to deliver such form, deliver to the Corporation or OpCo, as applicable, a certificate, dated as of the Exchange Date, in a form reasonably acceptable to the Corporation certifying as to such Exchanging Member’s taxpayer identification number and that such Exchanging Member is a not a foreign person for purposes of Section 1445 and Section 1446(f) of the Code (which certificate may be an Internal Revenue Service Form W-9 if then sufficient for such purposes under applicable law) (such certificate, a “Non-Foreign Person Certificate”). If an Exchanging Member is unable to provide a Non-Foreign Person Certificate in connection with an Exchange, then (i) such Exchanging Member shall provide a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(B) setting forth the liabilities of OpCo allocated to the Exchanged Units subject to the Exchange under Section 752 of the Code or (ii) OpCo shall, to the extent it is legally entitled to do so, deliver a certificate reasonably acceptable to the Corporation to permit OpCo and the Corporation to comply with Sections 1445 and 1446(f), and the Corporation or OpCo, as applicable, shall be permitted to withhold on the amount realized by such Exchanging Member in respect of such Exchange as provided in Section 1446(f) of the Code and Treasury Regulations thereunder. The Corporation or OpCo, as applicable, may at their sole discretion reduce the Class A Common Shares issued to a LLC Unitholder in an Exchange in an amount that corresponds to the amount of the required withholding described in the immediately preceding sentence and all such amounts shall be treated as having been paid to such LLC Unitholder.
SECTION 3.12   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that such parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.
SECTION 3.13   Independent Nature of LLC Unitholders’ Rights and Obligations.   The obligations of each LLC Unitholder hereunder are several and not joint with the obligations of any other LLC Unitholder, and no LLC Unitholder shall be responsible in any way for the performance of the obligations of any other LLC Unitholder hereunder. The decision of each LLC Unitholder to enter into this Agreement has been made by such LLC Unitholder independently of any other LLC Unitholder. Nothing contained herein, and no action taken by any LLC Unitholder pursuant hereto, shall be deemed to constitute the LLC Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LLC Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Corporation acknowledges that the LLC Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.
SECTION 3.14   Applicable Law.   This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regards to its principles of conflicts of laws.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.
Packable Commerce, Inc.
By:

Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.
Packable Holdings, LLC
By:

Name:
Title:

EXHIBIT A
EXCHANGE NOTICE
Packable Commerce, Inc.
Attention: [•]
[•]
Packable Holdings, LLC
Attention: Ian R. Cohen, General Counsel
1985 Marcus Avenue, Suite 207
Lake Success, NY 11402
Email: ian@pharmapacks.com
Reference is hereby made to the Exchange Agreement, dated as of [•], 2021 (as amended from time to time, the “Exchange Agreement”), among Packable Holdings, LLC, a Delaware limited liability company (together with any successor thereto, “OpCo”), Packable Commerce, Inc., a Delaware corporation (the “Corporation”), and the LLC Unitholders from time to time party thereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
The undersigned Holder hereby transfers the number of Common Units plus Class B Common Shares set forth below (together, the “Paired Interests”) in Exchange for Class A Common Shares to be issued in its name as set forth below, or the Cash Exchange Payment, as applicable, as set forth in the Exchange Agreement.
Legal Name of Holder:
Address:
Number of Paired Interests to be Exchanged:
Brokerage Account Details:
The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Paired Interests subject to this Exchange Notice are being transferred to the Corporation or OpCo, as applicable, free and clear of any pledge, Lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Paired Interests subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such Paired Interests to the Corporation or OpCo, as applicable.
The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of OpCo as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation or OpCo, as applicable, the Paired Interests subject to this Exchange Notice and to deliver to the undersigned the Stock Exchange Payment or Cash Exchange Payment, as applicable, to be delivered in exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:
Dated:

EXHIBIT B
JOINDER
This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [•], 2021 (as amended from time to time, the “Exchange Agreement”), among Packable Commerce, Inc., a Delaware corporation (together with any successor thereto, the “Corporation”), Packable Holdings, LLC, a Delaware limited liability company, and each of the LLC Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.
The undersigned hereby joins and enters into the Exchange Agreement having acquired Common Units in Packable Holdings, LLC. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of an LLC Unitholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of an LLC Unitholder thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Packable Holdings, LLC, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.
Name:
Address for Notices:

Attention:
With copies to:

Annex G
PACKABLE COMMERCE, INC.
2022 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: [DATE]
APPROVED BY THE STOCKHOLDERS: [DATE]

1.
General.

(a)   Plan Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(b)   Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(c)   Adoption Date; Effective Date.   The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.
Shares Subject to the Plan.

(a)   Share Reserve.   Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed [                 ] shares of Common Stock.1 In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on [January 1, 2022 and ending on (and including) January 1, 2031],2 in an amount equal to 5% of the total number of shares of the Company’s Capital Stock outstanding on a fully diluted basis and securities convertible into or exchangeable for the Company’s Capital Stock on December 31 of the preceding year; provided, however that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b)   Aggregate Incentive Stock Option Limit.   Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is [                 ] shares (equal tothree times the total number of shares of Common Stock initially reserved for issuance under Section 2(a)).
(c)   Share Reserve Operation.
(i)   Limit Applies to Common Stock Issued Pursuant to Awards.   For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)   Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.   The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

1
NTD: Not to exceed ten percent (10)% of the aggregate number of the sum of (i) shares of Surviving Pubco Class A Shares and Surviving Pubco Class B Shares outstanding on a fully-diluted basis and (ii) securities convertible into or exchangeable for Surviving Pubco Class A Shares in accordance with Section 10.09 of the Business Combination Agreement.

2
NTD: Year of initial evergreen increase to be updated based on closing date.

(iii)   Reversion of Previously Issued Shares of Common Stock to Share Reserve.   The following shares of Common Stock underlying a previously granted Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of an Award; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
Earnout RSU Share Reserve.   An additional [           ] shares of Common Stock, subject to any adjustments as necessary to implement any Capitalization Adjustments, shall be reserved under this Plan to be used exclusively for the grant of Earnout RSUs (as defined in the Business Combination Agreement) pursuant to the terms and conditions of the Business Combination Agreement and may be used solely for such purpose (the “Earnout RSU Share Reserve”). The shares of Common Stock issuable under any Earnout RSUs that may be awarded under this Section 2(d) shall be in addition to and shall not reduce the Share Reserve, provided that Earnout RSUs shall constitute Awards under this Plan for all other relevant purposes. The shares of Common Stock underlying any Earnout RSUs that are forfeited, canceled, held back upon exercise of an Earnout RSU or settlement of an Earnout RSU to cover the exercise price or tax withholding, reacquired or repurchased by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the shares available for grant under this Section 2(d), but shall not be added back to the Share Reserve.
3.
Eligibility and Limitations.

(a)   Eligible Award Recipients.   Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)   Specific Award Limitations.
(i)   Limitations on Incentive Stock Option Recipients.   Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)   Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.   A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)   Limitations on Nonstatutory Stock Options and SARs.   Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)   Aggregate Incentive Stock Option Limit.   The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d)   Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date.
4.
Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)   Term.   Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)   Exercise or Strike Price.   Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)   Exercise Procedure and Payment of Exercise Price for Options.   In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)   by cash or check, bank draft or money order payable to the Company;
(ii)   pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)   if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)   in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)   Exercise Procedure and Payment of Appreciation Distribution for SARs.   In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the aggregate strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)   Transferability.   Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)   Restrictions on Transfer.   An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)   Domestic Relations Orders.   Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)   Vesting.   The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)   Termination of Continuous Service for Cause.   Except as explicitly otherwise providedin the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs, whether vested or unvested, will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)   Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.   Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested and exercisable, but only within the following period of time or, if applicable, such other period of time provided in the Award

Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)   three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)   12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)   18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)   18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)   Restrictions on Exercise; Extension of Exercisability.   A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)   Non-Exempt Employees.   No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)   Whole Shares.   Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.
Awards Other Than Options and Stock Appreciation Rights.

(a)   Restricted Stock Awards and RSU Awards.   Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock

Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)   Form of Award.
RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company (including with respect to dividends as set forth in Section 5(a)(v) below) with respect to any shares subject to a Restricted Stock Award.
RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award unless and until shares are actually issued in settlement of a vested RSU Award (including with respect to dividend equivalents as set forth in Section 5(a)(v) below).
(ii)   Consideration.
(1)   RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)   RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)   Vesting.   The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)   Termination of Continuous Service.   Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
(vi)   Settlement of RSU Awards.   A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)   Performance Awards.   With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)   Other Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) or that may be convertible or exchangeable for Common Stock may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan and Applicable Law, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.
Adjustments upon Changes in Common Stock; Other Corporate Events.

Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust, for the purpose of preventing dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(a)   Dissolution or Liquidation.   Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(b)   Corporate Transaction.   The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)   Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)   Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(iii)   Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(c)   Appointment of Stockholder Representative.   As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(d)   No Restriction on Right to Undertake Transactions.   The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.
Administration.

(a)   Administration by Board.   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)   Powers of Board.   The Board (or its delegated Committee(s)) will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or its delegated Committee(s)), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)   To settle all controversies regarding the Plan and Awards granted under it.
(iv)   To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)   To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)   To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)   To submit any amendment to the Plan for stockholder approval.
(ix)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any

Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)   To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii)   To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c)   Delegation to Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)   Delegation to an Officer.   The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.
Tax Withholding

(a)   Withholding Authorization.   As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)   Satisfaction of Withholding Obligation.   To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)   No Obligation to Notify or Minimize Taxes; No Liability to Claims.   Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)   Withholding Indemnification.   As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.   Miscellaneous.
(a)   Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)   Stockholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)   Execution of Additional Documents.   As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)   Electronic Delivery and Participation.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i)   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)   Securities Law Compliance.   A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)   Transfer or Assignment of Awards; Issued Shares.   Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)   Effect on Other Employee Benefit Plans.   The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m)   Deferrals.   To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(n)   Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. If an Award includes a “series of installment payments” (within the meaning of Treasury Regulations Section 1.409A-2(b)(2)(iii)), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Treasury Regulations Section 1.409A-3(e)), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.
(o)   Choice of Law.   This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.
Covenants of the Company.

(a)   Compliance with Law.   The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.
Additional Rules for Awards Subject to Section 409A.

(a)   Application.   Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)   Non-Exempt Awards Subject to Non-Exempt Severance Arrangements.   To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)   If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)   If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)   If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)   Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants.   The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)   Vested Non-Exempt Awards.   The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)   If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2)   If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)   Unvested Non-Exempt Awards.   The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)   In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2)   If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3)   The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)   Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors.   The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)   If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)   If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)   If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)   Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)   The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)   To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv)   The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.
Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.
Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.
Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)   “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)   “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)   “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)   “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f)   “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g)   “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)   “Business Combination Agreement” means that certain Agreement and Plan of Merger, dated as of September [7], 2021, by and among the Company; Highland Transcend Partners I Corp., a Cayman Islands exempted company (“HTP”), (ii) Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct Subsidiary of HTP, and (iii) Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct Subsidiary of HTP.

(i)   “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(j)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(k)   “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross or willful misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(l)   “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)   individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(m)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(n)   “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(o)   “Common Stock” means the Class A common stock of the Company.
(p)   “Company” means [Packable Commerce], Inc., a Delaware corporation.
(q)   “Compensation Committee” means the Compensation Committee of the Board.
(r)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if (A) a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person and (B) such Consultant is providing services directly to the Company or any Subsidiary.
(s)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(t)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)   a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(u)   “Director” means a member of the Board.
(v)   “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(w)   “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(x)   “Effective Date” means [           ].
(y)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(z)   “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(aa)   “Entity” means a corporation, partnership, limited liability company or other entity.
(bb)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(cc)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the

Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(dd)   “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(ee)   “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ff)   “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(gg)   “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(hh)   “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(ii)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(jj)   “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.
(kk)   “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(ll)   “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(mm)   “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(nn)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(oo)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(pp)   “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(qq)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(rr)   “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(ss)   “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(tt)   “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(uu)   “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(vv)   “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(ww)   “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(xx)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(yy)   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(zz)   “Plan” means this [Packable Commerce], Inc. 2021 Equity Incentive Plan, as amended from time to time.
(aaa)   “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(bbb)   “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(ccc)   “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ddd)   “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(eee)   “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(fff)   “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(ggg)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(hhh)   “Rule 405” means Rule 405 promulgated under the Securities Act.
(iii)   “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(jjj)   “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(kkk)   “Securities Act” means the Securities Act of 1933, as amended.
(lll)   “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(mmm)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(nnn)   “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(ooo)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(ppp)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(qqq)   “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(rrr)   “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(sss)   “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Annex H
PACKABLE COMMERCE, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: [DATE]
APPROVED BY THE STOCKHOLDERS: [DATE]
1.   General; Purpose.
(a)   The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be interpreted in a manner that is consistent with that intent.
(b)   The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.   Administration.
(a)   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)   To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.
(iii)   To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)   To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)   To suspend or terminate the Plan at any time as provided in Section 12.
(vi)   To amend the Plan at any time as provided in Section 12.
(vii)   Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(viii)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.
(c)   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references to the Board in this Plan and in any applicable Offering Document will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.   Shares of Common Stock Subject to the Plan.
(a)   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed [                 ]1 shares of Common Stock (the “Initial Share Reserve”), plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on [January 1, 2022 and ending on (and including) January 1, 2031]2 , in an amount equal to the lesser of (i) 1% of the total number of shares of Capital Stock outstanding on a fully diluted basis and securities convertible into or exchangeable for the Company’s Capital Stock on December 31st of the preceding calendar year, and (ii) the Initial Share Reserve. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(b)   If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)   The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.   Grant of Purchase Rights; Offering.
(a)   The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)   If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)   The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering,

1
NTD: Not to exceed two percent (2%) of the aggregate number of the sum of (i) shares of Surviving Pubco Class A Shares and Surviving Pubco Class B Shares outstanding on a fully-diluted basis and (ii) securities convertible into or exchangeable for Surviving Pubco Class A Shares and (iii) securities convertible into HTP Class A Ordinary Shares in accordance with Section 10.09 of the Business Combination Agreement.

2
NTD: Year of initial evergreen increase to be updated based on closing date.

then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.   Eligibility.
(a)   Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.
(b)   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)   the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)   the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)   the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
(c)   No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)   Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
6.   Purchase Rights; Purchase Price.
(a)   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)   The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)   In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)   The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)   an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)   an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.   Participation; Withdrawal; Termination.
(a)   An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.
(b)   During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)   Unless otherwise required by applicable law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual as soon as practicable all of his or her accumulated but unused Contributions.
(d)   During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(e)   Unless otherwise specified in the Offering or required by applicable law, the Company will have no obligation to pay interest on Contributions.
8.   Exercise of Purchase Rights.
(a)   On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)   Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by applicable law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest.
(c)   No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.
9.   Covenants of the Company.
The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
10.
Designation of Beneficiary.

(a)   The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b)   If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions without interest (unless the payment of interest is otherwise required by applicable law) to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.   Adjustments upon Changes in Common Stock; Corporate Transactions.
(a)   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)   In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.   Amendment, Termination or Suspension of the Plan.
(a)   The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements.
(b)   The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)   Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.
Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.   Effective Date of Plan.
The Plan will become effective on [           ]. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.
14.   Miscellaneous Provisions.
(a)   Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)   A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)   The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
(d)   To the extent required by applicable law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan. At any time, the Company or any Related Corporation may, but will not be obligated to, withhold from a Participant’s compensation the amount necessary for the Company or any Related Corporation to meet applicable withholding obligations, including any withholding required to make available to the Company or any Related Corporation any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by such Participant. In addition, the Company or any Related Corporation may, but will not be obligated to, withhold from the proceeds of the sale of shares of Common Stock or any other method of withholding that the Company or any Related Corporation deems appropriate to the extent permitted by, where applicable, Treasury Regulation Section 1.423-2(f). The Company will not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
(e)   The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflict of laws rules.
15.   Definitions.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)   “Board” means the Board of Directors of the Company.
(a)   “Business Combination Agreement” means that certain Agreement and Plan of Merger, dated as of September [7], 2021, by and among the Company; Highland Transcend Partners I Corp., a Cayman Islands exempted company (“HTP”), (ii) Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct Subsidiary of HTP, and (iii) Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct Subsidiary of HTP.
(b)   “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(c)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).

Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(d)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(e)   “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(f)   “Common Stock” means the Class A common stock of the Company.
(g)   “Company” means [Packable Commerce], Inc., a Delaware corporation.
(h)   “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(i)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
(ii)   a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(j)   “Director” means a member of the Board.
(k)   “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(l)   “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(m)   “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(o)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)   In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.
(p)   “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(q)   “Offering Date” means a date selected by the Board for an Offering to commence.
(r)   “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(s)   “Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(t)   “Plan” means this [Packable Commerce], Inc. 2021 Employee Stock Purchase Plan, as amended from time to time.
(u)   “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(v)   “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(w)   “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(x)   “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(y)   “Securities Act” means the Securities Act of 1933, as amended.
(z)   “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading

Annex I
THE COMPANIES LAW (2020 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
HIGHLAND TRANSCEND PARTNERS I CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED [*] 2020 AND EFFECTIVE ON [*] 2020)

THE COMPANIES LAW (2020 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
HIGHLAND TRANSCEND PARTNERS I CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED [*] 2020 AND EFFECTIVE ON [*] 2020)
1
The name of the Company is Highland Transcend Partners I Corp.

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The liability of each Member is limited to the amount unpaid on such Member’s shares.

5
The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

THE COMPANIES LAW (2020 REVISION)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
HIGHLAND TRANSCEND PARTNERS I CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED [*] 2020 AND EFFECTIVE ON [*] 2020)
1
Interpretation

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.
“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.
“Articles”	means these amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”	means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the New York Stock Exchange, must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.
“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
“Clearing House”
means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the New York Stock Exchange.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”
means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Law.
“Electronic Transactions Law”	means the Electronic Transactions Law (2003 Revision) of the Cayman Islands.
“Equity-linked Securities”	means any debt or equity securities that are

convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”
means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the amended and restated memorandum of association of the Company.
“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”
means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option”
means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a Class A Share, a Class B Share, or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Highland Transcend Partners, LLC, a Delaware limited liability company, and its successors or assigns.
“Statute”	means the Companies Law (2020 Revision) of the Cayman Islands.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”
means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2
In the Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include corporations as well as any other legal or natural person;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Law;

(l)
sections 8 and 19(3) of the Electronic Transactions Law shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2
Commencement of Business

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3
Issue of Shares and other Securities

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2
The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3
The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine.

3.4
The Company shall not issue Shares to bearer.

4
Register of Members

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5
Closing Register of Members or Fixing Record Date

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6
Certificates for Shares

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5
Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7
Transfer of Shares

7.1
Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

7.2
The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8
Redemption, Repurchase and Surrender of Shares

8.1
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)
Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)
Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20 per cent of the Company’s issued Shares after the IPO; and

(c)
Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4
The Directors may accept the surrender for no consideration of any fully paid Share.

9
Treasury Shares

9.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10
Variation of Rights of Shares

10.1
Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11
Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12
Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13
Lien on Shares

13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this

Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.
13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14
Call on Shares

14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.
15
Forfeiture of Shares

15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16
Transmission of Shares

16.1
If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17
Class B Share Conversion

17.1
The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the Conversion Rights referred to in this Article.

17.2
Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; and (b) automatically on the day of the closing of a Business Combination.

17.3
Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

17.4
Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6
Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each

Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.
17.7
References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8
Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18
Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3
Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to the Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

19
Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20
General Meetings

20.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3
The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

20.4
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than thirty per cent in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

20.5
The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

20.6
If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

20.7
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

20.8
Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21
Notice of General Meetings

21.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22
Proceedings at General Meetings

22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6
If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7
The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8
When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10
When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11
A resolution put to the vote of the meeting shall be decided on a poll.

22.12
A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14
In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23
Votes of Members

23.1
Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6
Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24
Proxies

24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.
24.3
The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25
Corporate Members

25.1
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2
If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26
Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
27
Directors

27.1
There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2
The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.
28
Powers of Directors

28.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29
Appointment and Removal of Directors

29.1
Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3
After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4
Prior to the closing of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90 per cent of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.
30
Vacation of Office of Director

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)
the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31
Proceedings of Directors

31.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5
A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7
The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8
All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9
A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32
Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.
33
Directors’ Interests

33.1
A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2
A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3
A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4
No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5
A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34
Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.
35
Delegation of Directors’ Powers

35.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3
The Directors may adopt formal written charters for committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law).

35.4
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6
The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36
No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
37
Remuneration of Directors

37.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38
Seal

38.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3
A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39
Dividends, Distributions and Reserve

39.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.
39.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8
No Dividend or other distribution shall bear interest against the Company.

39.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40
Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
41
Books of Account

41.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.
41.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42
Audit

42.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2
Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

42.3
If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4
The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5
If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

43
Notices

43.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2
Where a notice is sent by:

(a)
courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)
post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)
cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)
e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)
placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44
Winding Up

44.1
If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45
Indemnity and Insurance

45.1
Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
47
Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
48
Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.
49
Business Combination

49.1
Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2
Prior to the consummation of a Business Combination, the Company shall either:

(a)
submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account ((net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination.

49.3
If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4
At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5
Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).
49.6
A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7
In the event that the Company does not consummate a Business Combination by 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
49.8
In the event that any amendment is made to the Articles:

(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO; or

(b)
with respect to any other material provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.
49.9
A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10
After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination.

49.11
A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.12
As long as the securities of the Company are listed on the New York Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

49.13
The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to complete a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

50
Business Opportunities

50.1
To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2
Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex J

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-K/A
(Amendment No. 2)
(Mark One)
☒
ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2020
OR
☐
TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                 to                 .
Commission File Number 001-39751
HIGHLAND TRANSCEND PARTNERS I CORP.
(Exact Name of Registrant as Specified in Its Charter)
Cayman Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
777 Arthur Godfrey Road, #202 Miami Beach, FL 33140	02138
(Address of Principal Executive Offices)	Zip Code
Registrant’s telephone number, including area code: +1 617-401-4015
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A ordinary shares, par value $0.0001 per share	HTPA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HTPA.WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	HTPA.U	The New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None
Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes ☐ No ☒
Indicate by check mark if the Registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.  Yes ☐ No ☒
Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days  Yes ☒ No ☐
Indicate by check mark whether the Registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit such files).  Yes ☒ No ☐
Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Act).  Yes ☒ No ☐
As of June 30, 2020 (the last business day of the registrant’s second fiscal quarter), the registrant was not a public company and, therefore, cannot calculate the aggregate market value of its voting and non-voting common equity held by non-affiliates as of such date.
As of December 7, 2021, 30,000,000 Class A ordinary shares, par value $0.0001 per share, and 7,500,000 Class B ordinary shares, par value $0.0001 per share, were issued and outstanding, respectively.
DOCUMENTS INCORPORATED BY REFERENCE
None

HIGHLAND TRANSCEND PARTNERS I CORP.
ANNUAL REPORT ON FORM 10-K

J-i

EXPLANATORY NOTE
Highland Transcend Partners I Corp. (the “Company”) is filing this amended Form 10-K/A (“Form 10-K/A”) to amend the Company’s Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2021 (the “Original Report”), to restate the Company’s financial statements and related footnote disclosures as of December 31, 2020 and for the period from October 12, 2020 (inception) through December 31, 2020. The correction involves only non-cash adjustments. This Form 10-K/A also amends certain other Items in the Original Report, as listed in “Items Amended in this Form 10-K/A” below.
This Amendment No. 2 (“Amendment No. 2”) to the Annual Report on Form 10-K/A amends Amendment No. 1 to the Annual Report on Form 10-K/A of Highland Transcend Partners I Corp. as of December 31, 2020 and for the period from October 12, 2020 (inception) through December 31, 2020, as filed with the Securities and Exchange Commission (“SEC”) on June 15, 2021 (the “Second Amended Filing”).
The Company has re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on December 7, 2020. Historically, a portion of the Public Shares was classified as permanent equity to maintain shareholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated certificate of incorporation (the “Charter”). Previously, the Company did not consider redeemable stock classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity regardless of the net tangible assets redemption limitation contained in the Charter. In addition, in connection with the change in presentation for the Public Shares, the Company determined it should restate its earnings per share calculation to allocate income and losses shared pro rata between the two classes of shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of shares share pro rata in the income and losses of the Company.
Therefore, on December 3, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) audited balance sheet as of December 7, 2020 (the “Post IPO Balance Sheet”), as previously restated in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2020, filed with the SEC on June 15, 2021 (“2020 Form 10-K/A No. 1”), (ii) audited financial statements included in the 2020 Form 10-K/A No. 1, (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 25, 2021; and (iv) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 20, 2021 (collectively, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. As such, the Company will restate its financial statements for the Affected Periods in this Form 10-K/A Amendment No. 2 for the Post IPO Balance Sheet and the Company’s audited financial statements included in the 2020 Form 10-K/A No. 1,. The unaudited condensed financial statements for the periods ended March 31, 2021 and June 30, 2021 in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, will be restated in the (the “Q3 Form 10-Q/A”) to be filed with the SEC.
The restatement does not have an impact on its cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).
The Company’s management has concluded that a material weakness remains in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in the amended Q3 Form 10-Q.
We are filing this Amendment No. 2 to amend and restate the First Amended Filing with modification as necessary to reflect the restatements. The following items have been amended to reflect the restatements:

J-ii

Part I, Item 1A. Risk Factors
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data
Part II, Item 9A Controls and Procedures
In addition, the Company’s Chief Executive Officer and Chief Financial Officer have provided new certifications dated as of the date of this filing in connection with this Form 10-K/A (Exhibits 31.1, 31.2, 32.1 and 32.2).
Except as described above, no other information included in the Annual Report on Form 10-K of Highland Transcend Partners I Corp. as of December 31, 2020 and for the period from October 12, 2020 (inception) through December 31, 2020, as filed with the SEC on March 30, 2021 (the “Original Filing”), the First Amendment as filed with the SEC on June 15, 2021, is being amended or updated by this Amendment No. 2 and, other than as described herein, this Amendment No. 2 does not purport to reflect any information or events subsequent to the Original Filing or First Amended Filing. We have not amended our previously filed balance sheet, dated October 12, 2020, on Form 8-K. This Amendment No. 2 continues to describe the conditions as of the date of the Original Filing or First Amended Filing, except as expressly contained herein, we have not updated, modified or supplemented the disclosures contained in the Original Filing or First Amended Filing. Accordingly, this Amendment No. 2 should be read in conjunction with the Original Filing and First Amended Filing and with our filings with the SEC subsequent to the Original Filing.

J-iii

CERTAIN TERMS
Unless otherwise stated in this Annual Report on Form 10-K (this “Annual Report”), references to:
“we,” “us,” “our,” “company,” “our company” or “Highland Transcend” are to Highland Transcend Partners I Corp., a Cayman Islands exempted company;
“amended and restated memorandum and articles of association” are to our Amended and Restated Memorandum and Articles of Association;
“Class A ordinary shares” are to our Class A ordinary shares, par value $0.0001 per share;
“Class B ordinary shares” are to our Class B ordinary shares, par value $0.0001 per share;
“Companies Act” are to the Companies Act (2020 Revision) of the Cayman Islands as the same may be amended from time to time;
“directors” are to our current directors
“founders shares” are to our Class B ordinary shares initially purchased by our sponsor in a private placement prior to our initial public offering and the Class A ordinary shares that will be issued upon the automatic conversion of the Class B ordinary shares at the time of our initial business combination (for the avoidance of doubt, such Class A ordinary shares will not be “public shares”);
“initial shareholders” are to our sponsor and other holders of our founders shares prior to our initial public offering;
“letter agreement” refers to the letter agreement entered into between us and our initial shareholders, directors and officers on December 2, 2020;
“management” or our “management team” are to our officers and directors;
“ordinary shares” are to our Class A ordinary shares and our Class B ordinary shares;
“private placement warrants” are to the warrants issued to our sponsor in a private placement simultaneously with the closing of our initial public offering;
“public shares” are to our Class A ordinary shares sold as part of the units in our initial public offering (whether they were purchased in our initial public offering or thereafter in the open market);
“public shareholders” are to the holders of our public shares, including our sponsor, officers and directors to the extent our sponsor, officers or directors purchase public shares, provided their status as a “public shareholder” shall only exist with respect to such public shares;
“sponsor” or “Sponsor” are to Highland Transcend Partners I, LLC, a Delaware limited liability company;
“warrants” are to our redeemable warrants sold as part of the units in our initial public offering (whether they were purchased in the initial public offering or thereafter in the open market) and the private placement warrants; and
“$,” “US$” and “U.S. dollar” each refer to the United States dollar.

J-iv

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND RISK FACTOR SUMMARY
Some of the statements contained in this prospectus may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Annual Report may include, for example, statements about:
•
our ability to select an appropriate target business or businesses;

•
our ability to complete our initial business combination;

•
our expectations around the performance of the prospective target business or businesses;

•
our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•
our potential ability to obtain additional financing to complete our initial business combination;

•
our pool of prospective target businesses;

•
our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

•
the ability of our officers and directors to generate a number of potential business combination opportunities;

•
our public securities’ liquidity and trading;

•
the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•
the trust account not being subject to claims of third parties; or

•
our financial performance.

The forward-looking statements contained in this Annual Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Item 1a. — Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

J-v

PART I
Item 1.
Business

Introduction
We are a blank check company incorporated in the Cayman Islands and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Annual Report as our initial business combination. We intend to pursue a target in the disruptive commerce, digital media and services, and enterprise software sectors, with a primary focus on North American and European markets. We intend to effectuate our business combination using cash derived from the proceeds of the Initial Public Offering and the sale of the private placement warrants, our shares, debt or a combination of cash, shares and debt.
Highland Transcend was established by our founding partners — Ian Friedman, Bob Davis, Paul Maeder, and Dan Nova — with the mission of supporting long-term value creation in the next generation of transformational public companies. We believe that the businesses with the greatest propensity for long-term value creation seek partners who are themselves proven value builders and have demonstrated success in ushering companies from private to public operating environments.
Company History
In October 2020, our sponsor purchased an aggregate of 7,500,000 Class B ordinary shares (our “founder shares”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. Our Class B ordinary shares will automatically convert into Class A ordinary shares, on a one-for-one basis, upon the completion of a business combination. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the issued and outstanding ordinary shares upon completion of the initial public offering.
On December 7, 2020, we completed our initial public offering of 30,000,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $300,000,000. Each unit consists of one of the Company’s shares of Class A ordinary shares, par value $0.0001 per share, and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments.
Substantially concurrently with the completion of the initial public offering, our sponsor purchased an aggregate of 5,333,333 warrants (the “private placement warrants”) at a price of $1.50 per warrant, or $8,000,000 in the aggregate. A total of $300,000,000, comprised of $294,000,000 of the proceeds from the initial public offering, including $10,500,000 of the underwriters’ deferred discount, and $6,000,000 of the proceeds of the sale of the private placement warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.
On January 22, 2021, we announced that, commencing January 25, 2021, holders of the 30,000,000 units sold in the initial public offering may elect to separately trade the Class A ordinary shares and the warrants included in the units. Those units not separated continued to trade on the New York Stock Exchange (“NYSE”) under the symbol “HTPA.U” and the Class A ordinary shares and warrants that were separated trade under the symbols “HTPA” and “HTPA.WS,” respectively.
Initial Business Combination
The rules of the NYSE require and our amended and restated memorandum and articles of association provide that we must consummate an initial business combination with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (excluding the amount of any deferred underwriting commission held in trust) at the time of our signing a definitive agreement in connection with our initial business combination. Our board of directors will make the determination as to the fair market value of our initial business combination upon standards generally accepted by the financial community. If our board of directors is not able to independently determine the fair market value of our initial business combination (including with the assistance of financial advisors), we will obtain an opinion from an independent investment banking firm which is a member of FINRA or a valuation or appraisal firm with respect to the satisfaction of such criteria. While we consider it likely that our board of directors will be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of the target’s assets or prospects.
We may structure our initial business combination such that the post transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act. Even if the post transaction company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the business combination may collectively own a minority interest in the post transaction company, depending on valuations ascribed to the target and us in the business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock, shares or other equity interests of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our issued and outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post transaction company, the portion of such business or businesses that is owned or acquired is what will be taken into account for purposes of the 80% of net assets test described above. If the business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses.
Corporate Information
Our executive offices are located at 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140, and our telephone number is (617) 401-4015. Our corporate website address is www.highlandtranscend.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Annual Report.
We are a Cayman Islands exempted company. Exempted companies are Cayman Islands companies conducting business mainly outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Law. As an exempted company, we have received a tax exemption undertaking from the Cayman Islands government that, in accordance with Section 6 of the Tax Concessions Law (2018 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations will apply to us or our operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax will be payable (i) on or in respect of our shares, debentures or other obligations or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by us to our shareholders or a payment of principal or interest or other sums due under a debenture or other obligation of us.
We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.
We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that are held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” will have the meaning associated with it in the JOBS Act.
Additionally, we are a “smaller reporting company” as defined in Rule 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of any fiscal year for so long as either (1) the market value of our ordinary shares held by non-affiliates did not exceed $250 million as of the prior June 30, or (2) our annual revenues did not exceed $100 million during such completed fiscal year and the market value of our ordinary shares held by non-affiliates did not exceed $700 million as of the prior June 30.
Effecting Our Initial Business Combination
General
We are not presently engaged in, and we will not engage in, any operations for an indefinite period of time following our initial public offering until the closing of the Business Combination. We intend to effectuate our initial business combination using the cash held in the Trust Account, the proceeds of the sale of our shares in connection with our initial business combination (pursuant to forward purchase agreements or backstop agreements we may enter into), shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, or a combination of the foregoing. We may seek to complete our initial business combination with a company or business that may be financially unstable or in its early stages of development or growth, which would subject us to the numerous risks inherent in such companies and businesses.
If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemptions of our Class A ordinary shares, we may use the balance of the cash released to us from the trust account following the closing for general corporate purposes, including for maintenance or expansion of operations of the post-transaction company, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies or for working capital.
While we may pursue an initial business combination target in any industry, we intend to focus our search on companies in the travel & leisure, financial services, health & wellness, music & entertainment, media & mobile and renewable energy/resource efficiency sectors. Although our management will assess the risks inherent in a particular target business with which we may combine, we cannot assure you that this assessment will result in our identifying all risks that a target business may encounter. Furthermore, some of those risks may be outside of our control, meaning that we can do nothing to control or reduce the chances that those risks will adversely affect a target business.
Sources of Target Businesses
We anticipate that target business candidates will be brought to our attention from various unaffiliated sources, including investment bankers and private investment funds. Target businesses may be brought to our attention by such unaffiliated sources as a result of being solicited by us through calls or mailings. These sources may also introduce us to target businesses in which they think we may be interested on an unsolicited basis, since many of these sources will have read the prospectus for our initial public offering and know what types of businesses we are targeting. Our officers and directors, as well as their affiliates, may also bring to our attention target business candidates of which they become aware through their business contacts as a result of formal or informal inquiries or discussions they may have, as well as attending trade shows or conventions. In addition, we expect to receive a number of proprietary deal flow opportunities that would not otherwise necessarily be available to us as a result of the track record and business relationships of our officers and directors. While we do not presently anticipate engaging the services of professional firms or other individuals that specialize in business acquisitions on any formal basis, we may engage these firms or other individuals in the future, in which event we may pay a finder’s fee, consulting fee or other compensation to be determined in an arm’s length negotiation based on the terms of the transaction. We will engage a finder only to the extent our management determines that the use of a finder may bring opportunities to us that may not otherwise be available to us or if finders approach us on an unsolicited basis with a potential transaction that our management determines is in our best interest to pursue. Payment of a finder’s fee is customarily tied to completion of a transaction, in which case any such fee will be paid out of the funds held in the trust account. In no event, however, will our sponsor or any of our existing officers or directors, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation by the company prior to, or for any services they render in order to effectuate, the completion of our initial business combination (regardless of the type of transaction that it is). In addition, commencing on December 3, 2020, we have paid our sponsor or an affiliate thereof up to $15,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team and other expenses and obligations of our sponsor. Any such payments prior to our initial business combination will be made from funds held outside the trust account. Other than the foregoing, there will be no finder’s fees, reimbursement, consulting fee, monies in respect of any payment of a loan or other compensation paid by us to our sponsor, officers or directors, or any affiliate of our sponsor or officers prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).
We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our sponsor, officers or directors, or from completing the business combination through a joint venture or other form of shared ownership with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business combination target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA or a valuation or appraisal firm, that such an initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.
Evaluation of a Target Business and Structuring of Our Initial Business Combination
In evaluating a prospective target business, we expect to conduct a due diligence review which may encompass, among other things, meetings with incumbent management and employees, document reviews, interviews of customers and suppliers, inspection of facilities, as applicable, as well as a review of financial, operational, legal and other information which will be made available to us. If we determine to move forward with a particular target, we will proceed to structure and negotiate the terms of the business combination transaction.
The time required to select and evaluate a target business and to structure and complete our initial business combination, and the costs associated with this process, are not currently ascertainable with any degree of certainty. Any costs incurred with respect to the identification and evaluation of, and negotiation with, a prospective target business with which our initial business combination is not ultimately completed will result in our incurring losses and will reduce the funds we can use to complete another business combination. The company will not pay any consulting fees to members of our management team, or any of their respective affiliates, for services rendered to or in connection with our initial business combination.
Lack of Business Diversification
For an indefinite period of time after the completion of our initial business combination, the prospects for our success may depend entirely on the future performance of a single business. Unlike other entities that have the resources to complete business combinations with multiple entities in one or several industries, it is probable that we will not have the resources to diversify our operations and mitigate the risks of being in a single line of business. By completing our initial business combination with only a single entity, our lack of diversification may:
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subject us to negative economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact on the particular industry in which we operate after our initial business combination, and

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cause us to depend on the marketing and sale of a single product or limited number of products or services.

Limited Ability to Evaluate the Target’s Management Team
Although we intend to closely scrutinize the management of a prospective target business when evaluating the desirability of effecting our initial business combination with that business, our assessment of the target business’s management may not prove to be correct. In addition, the future management may not have the necessary skills, qualifications or abilities to manage a public company. Furthermore, the future role of members of our management team, if any, in the target business cannot presently be stated with any certainty. The determination as to whether any of the members of our management team will remain with the combined company will be made at the time of our initial business combination. While it is possible that one or more of our directors will remain associated in some capacity with us following our initial business combination, it is unlikely that any of them will devote their full efforts to our affairs subsequent to our initial business combination. Moreover, we cannot assure you that members of our management team will have significant experience or knowledge relating to the operations of the particular target business.
We cannot assure you that any of our key personnel will remain in senior management or advisory positions with the combined company. The determination as to whether any of our key personnel will remain with the combined company will be made at the time of our initial business combination.
Following a business combination, we may seek to recruit additional managers to supplement the incumbent management of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.
Redemption Rights for Public Shareholders upon Completion of Our Initial Business Combination
We will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations and on the conditions described herein. The amount in the trust account is initially anticipated to be $10.00 per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they may hold in connection with the completion of our initial business combination.
Limitations on Redemptions
Our amended and restated memorandum and articles of association provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. In addition, our proposed initial business combination may impose a minimum cash requirement for (i) cash consideration to be paid to the target or its owners, (ii) cash for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all Class A ordinary shares submitted for redemption will be returned to the holders thereof. We may, however, raise funds through the issuance of equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop arrangements we may enter into, in order to, among other reasons, satisfy such net tangible assets or minimum cash requirements.
Manner of Conducting Redemptions
We will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial business combination either (i) in connection with a general meeting called to approve the business combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether we will seek shareholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek shareholder approval under applicable law or stock exchange listing requirement or whether we were deemed to be a foreign private issuer (which would require a tender offer rather than seeking shareholder approval under SEC rules). Asset acquisitions and share purchases would not typically require shareholder approval while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our issued and outstanding ordinary shares or seek to amend our amended and restated memorandum and articles of association would require shareholder approval. So long as we obtain and maintain a listing for our securities on the NYSE, we will be required to comply with the NYSE’s shareholder approval rules.
The requirement that we provide our public shareholders with the opportunity to redeem their public shares by one of the two methods listed above is contained in provisions of our amended and restated memorandum and articles of association and will apply whether or not we maintain our registration under the Exchange Act or our listing on the NYSE. Such provisions may be amended if approved by holders of two-thirds of our ordinary shares entitled to vote thereon, so long as we offer redemption in connection with such amendment.
If we provide our public shareholders with the opportunity to redeem their public shares in connection with a general meeting, we will, pursuant to our amended and restated memorandum and articles of association:
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conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules, and

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file proxy materials with the SEC.

In the event that we seek shareholder approval of our initial business combination, we will distribute proxy materials and, in connection therewith, provide our public shareholders with the redemption rights described above upon completion of the initial business combination.
If we seek shareholder approval, we will complete our initial business combination only if we receive an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. A quorum for such meeting will be present if the holders of a majority of issued and outstanding shares entitled to vote at the meeting are represented in person or by proxy. Our sponsor, officers and directors will count toward this quorum and, pursuant to the letter agreement, our sponsor, officers and directors have agreed to vote their founder shares, private placement shares and any public shares purchased during or after the initial public offering (including in open market and privately-negotiated transactions) in favor of our initial business combination. For purposes of seeking approval of an ordinary resolution, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. These quorum and voting thresholds, and the voting agreement of our sponsor, officers and directors, may make it more likely that we will consummate our initial business combination. Each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction or whether they were a public shareholder on the record date for the general meeting held to approve the proposed transaction.

If a shareholder vote is not required and we do not decide to hold a shareholder vote for business or other legal reasons, we will:
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conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and

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file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

In the event we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. In addition, the tender offer will be conditioned on public shareholders not tendering more than the number of public shares we are permitted to redeem. If public shareholders tender more shares than we have offered to purchase, we will withdraw the tender offer and not complete the initial business combination.
Upon the public announcement of our initial business combination, if we elect to conduct redemption pursuant to the tender offer rules, we or our sponsor will terminate any plan established in accordance with Rule 10b5-1 to purchase our Class A ordinary shares in the open market, in order to comply with Rule 14e-5 under the Exchange Act.
We intend to require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to, at the holder’s option, either deliver their share certificates to our transfer agent or deliver their shares to our transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, prior to the date set forth in the proxy materials or tender offer documents, as applicable. In the case of proxy materials, this date may be up to two business days prior to the scheduled vote on the proposal to approve the initial business combination. In addition, if we conduct redemptions in connection with a shareholder vote, we intend to require a public shareholder seeking redemption of its public shares to also submit a written request for redemption to our transfer agent two business days prior to the scheduled vote in which the name of the beneficial owner of such shares is included. The proxy materials or tender offer documents, as applicable, that we will furnish to holders of our public shares in connection with our initial business combination will indicate whether we are requiring public shareholders to satisfy such delivery requirements. We believe that this will allow our transfer agent to efficiently process any redemptions without the need for further communication or action from the redeeming public shareholders, which could delay redemptions and result in additional administrative cost. If the proposed initial business combination is not approved and we continue to search for a target company, we will promptly return any certificates or shares delivered by public shareholders who elected to redeem their shares.
Our amended and restated memorandum and articles of association provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. In addition, our proposed initial business combination may impose a minimum cash requirement for (i) cash consideration to be paid to the target or its owners, (ii) cash for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all Class A ordinary shares submitted for redemption will be returned to the holders thereof.
Limitation on Redemption Upon Completion of Our Initial Business Combination If We Seek Shareholder Approval
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group”

(as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to Excess Shares without our prior consent. We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a public shareholder holding more than an aggregate of 15% of the shares sold in our initial public offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us, our sponsor or our management at a premium to the then-current market price or on other undesirable terms. By limiting our shareholders’ ability to redeem no more than 15% of the shares sold in our initial public offering, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.
Delivering Share Certificates in Connection with the Exercise of Redemption Rights
As described above, we intend to require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to, at the holder’s option, either deliver their share certificates to our transfer agent or deliver their shares to our transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, prior to the date set forth in the proxy materials or tender offer documents, as applicable. In the case of proxy materials, this date may be up to two business days prior to the scheduled vote on the proposal to approve the initial business combination. In addition, if we conduct redemptions in connection with a shareholder vote, we intend to require a public shareholder seeking redemption of its public shares to also submit a written request for redemption to our transfer agent two business days prior to the scheduled vote in which the name of the beneficial owner of such shares is included. The proxy materials or tender offer documents, as applicable, that we will furnish to holders of our public shares in connection with our initial business combination will indicate whether we are requiring public shareholders to satisfy such delivery requirements. Accordingly, a public shareholder would have up to two business days prior to the scheduled vote on the initial business combination if we distribute proxy materials, or from the time we send out our tender offer materials until the close of the tender offer period, as applicable, to submit or tender its shares if it wishes to seek to exercise its redemption rights. In the event that a shareholder fails to comply with these or any other procedures disclosed in the proxy or tender offer materials, as applicable, its shares may not be redeemed. Given the relatively short exercise period, it is advisable for shareholders to use electronic delivery of their public shares.
There is a nominal cost associated with the above-referenced process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the broker submitting or tendering shares a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to submit or tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Any request to redeem such shares, once made, may be withdrawn at any time up to the date set forth in the proxy materials or tender offer documents, as applicable. Furthermore, if a holder of a public share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of our public shares electing to redeem their shares will be distributed promptly after the completion of our initial business combination.
If our initial business combination is not approved or completed for any reason, then our public shareholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the trust account. In such case, we will promptly return any certificates delivered by public holders who elected to redeem their shares.

If our initial proposed business combination is not completed, we may continue to try to complete a business combination with a different target until December 7, 2022.
Redemption of Public Shares and Liquidation if No Initial Business Combination
Our amended and restated memorandum and articles of association provide that we will have only until December 7, 2022 to complete our initial business combination. If we have not completed our initial business combination within such period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the allotted time period.
Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares held by them if we fail to complete our initial business combination by December 7, 2022. However, if our sponsor or management team acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the allotted time period.
Our sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement, we would not proceed with the amendment or the related redemption of our public shares at such time.
We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $1,000,000 of proceeds held outside the trust account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay income taxes on interest income earned on the trust account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.
If we were to expend all of the net proceeds of our initial public offering and the sale of the private placement warrants, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.00. The funds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.00. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the company under the circumstances. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. WithumSmith+Brown, PC, our independent registered public accounting firm, and the underwriters of our initial public offering will not execute agreements with us waiving such claims to the monies held in the trust account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than WithumSmith+Brown, PC, our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the funds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.
We will seek to reduce the possibility that our sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our sponsor will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. We will have access to up to approximately $1,000,000 from the proceeds of our initial public offering with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our trust account could be liable for claims made by creditors.
If we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the funds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return $10.00 per share to our public shareholders. Additionally, if we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.
Our public shareholders will be entitled to receive funds from the trust account only (i) in the event of the redemption of our public shares if we do not complete our initial business combination by December 7, 2022, (ii) in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) if they redeem their respective shares for cash upon the completion of our initial business combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such shareholder must have also exercised its redemption rights described above. These provisions of our amended and restated memorandum and articles of association, like all provisions of our amended and restated memorandum and articles of association, may be amended with a shareholder vote.
Conflicts of Interest
Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then- current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer on the one hand, and us, on the other. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our initial business combination.

Facilities
We currently utilize office space at 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140 from our sponsor and the members of our management team as our executive offices. We consider our current office space adequate for our current operations.
Employees
We currently have three officers: Ian Friedman, Paul Maeder and Dan Nova. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full time employees prior to the completion of our initial business combination.
Item 1A.
Risk Factors

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other information contained in this Annual Report, before making a decision to invest in our securities. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment.
As a smaller reporting company, we are not required to include risk factors in this annual report. Except as set forth below, as of the date of this Amendment No. 1, there have been no material changes to the risk factors disclosed in our final prospectus dated October 16, 2020 filed with the SEC, except we may disclose changes to such factors or disclose additional factors from time to time in our future filings with the SEC. Any of these factors could result in a significant or material adverse effect on our results of operations or financial condition.
Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.
On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing our warrants.
As a result, included on our balance sheet as of December 31, 2020 contained elsewhere in this Amendment are derivative liabilities related to embedded features contained within our warrants. Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) provides for the remeasurement of the fair value of such derivatives at each balance sheet date, with a resulting non-cash gain or loss related to the change in the fair value being recognized in earnings in the statements of operations. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors which are outside of our control. Due to the recurring fair value measurement, we expect that we will recognize non-cash gains or losses on our warrants each reporting period and that the amount of such gains or losses could be material.
We have identified a material weakness in our internal control over financial reporting as of December 31, 2020. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.
Following this issuance of the SEC Statement, on April 12, 2021, our management and our audit committee concluded that it was appropriate to restate our previously issued audited financial statements as of and for the period ended December 31, 2020. As part of such process, we identified a material weakness in our internal controls over financial reporting.
In addition, as described elsewhere in this Amendment No. 2, we have identified a material weakness in our internal control over financial reporting related to the Company’s application of ASC 480-10-S99-3A to its accounting classification of the Public Shares.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented, or detected and corrected on a timely basis.
Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.
If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.
Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”
In connection with the Company’s assessment of going concern considerations accordance with FASB’s Accounting Standards Update (“ASU”) 2014-15, we have determined that if the Company is unable to complete a Business Combination by December 7, 2022, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements contained elsewhere in this report do not include any adjustments that might result from our inability to continue as a going concern.
We may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.
Our management and our audit committee concluded that it was appropriate to restate our previously issued audited financial statements as of December 31, 2020 and for the year ended December 31, 2020. As part of the Restatement, we identified a material weakness in our internal controls over financial reporting.
As a result of such material weakness, the Restatement, the change in accounting for the warrants, and other matters raised, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the Restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of this Amendment No. 1, we have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete a Business Combination.
General Risk Factors
We are a blank check company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.
We are a blank check company incorporated under the laws of the Cayman Islands and all of our activities to date have been related to our formation, our initial public offering and our search for a business combination target. Because we lack an operating history, you have no basis upon which to evaluate our ability to achieve our business objective of completing our initial business combination. If we fail to complete our initial business combination, we will never generate any operating revenues.
We are an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
We are an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor internal controls attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. As a result, our shareholders may not have access to certain information they may deem important. We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the market value of our Class A ordinary shares held by non-affiliates exceeds $700 million as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Additionally, we are a “smaller reporting company” as defined in Rule 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of any fiscal year for so long as either (1) the market value of our ordinary shares held by non-affiliates did not exceed $250 million as of the prior June 30, or (2) our annual revenues did not exceed $100 million during such completed fiscal year and the market value of our ordinary shares held by non-affiliates did not exceed $700 million as of the prior June 30. To the extent we take advantage of such reduced disclosure obligations, it may also make comparison of our financial statements with other public companies difficult or impossible.
Cyber incidents or attacks directed at us could result in information theft, data corruption, operational disruption and/or financial loss.
We depend on digital technologies, including information systems, infrastructure and cloud applications and services, including those of third parties with which we may deal. Sophisticated and deliberate attacks on, or security breaches in, our systems or infrastructure, or the systems or infrastructure of third parties or the cloud, could lead to corruption or misappropriation of our assets, proprietary information and sensitive or confidential data. As an early stage company without significant investments in data security protection, we may not be sufficiently protected against such occurrences. We may not have sufficient resources to adequately protect against, or to investigate and remediate any vulnerability to, cyber incidents. It is possible that any of these occurrences, or a combination of them, could have adverse consequences on our business and lead to financial loss.
Risks Relating to Our Search for, and Consummation of or Inability to Consummate, a Business Combination
Our public shareholders may not be afforded an opportunity to vote on our proposed initial business combination, and even if we hold a vote, holders of our founder shares will participate in such vote, which means we may complete our initial business combination even though a majority of our public shareholders do not support such a combination.
We may choose not to hold a shareholder vote to approve our initial business combination unless the business combination would require shareholder approval under applicable law or stock exchange listing requirements. In such case, the decision as to whether we will seek shareholder approval of a proposed business combination or will allow shareholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors, such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek shareholder approval. Even if we seek shareholder approval, the holders of our founder shares will participate in the vote on such approval. Accordingly, we may complete our initial business combination even if holders of a majority of our ordinary shares do not approve of the business combination we complete.
Your only opportunity to effect your investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from us for cash.
At the time of your investment in us, you will not be provided with an opportunity to evaluate the specific merits or risks of our initial business combination. Since our board of directors may complete a business combination without seeking shareholder approval, public shareholders may not have the right or opportunity to vote on the business combination, unless we seek such shareholder vote. Accordingly, your only opportunity to effect your investment decision regarding our initial business combination may be limited to exercising your redemption rights within the period of time (which will be at least 20 business days) set forth in our tender offer documents mailed to our public shareholders in which we describe our initial business combination.
If we seek shareholder approval of our initial business combination, our initial shareholders and management team have agreed to vote in favor of such initial business combination, regardless of how our public shareholders vote.
Our initial shareholders own 20% of our issued and outstanding ordinary shares. Our initial shareholders and management team also may from time to time purchase Class A ordinary shares prior to our initial business combination. Our amended and restated memorandum and articles of association provide that, if we seek shareholder approval of an initial business combination, such initial business combination will be approved if we receive an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company, including the founder shares. Accordingly, if we seek shareholder approval of our initial business combination, the agreement by our initial shareholders and management team to vote in favor of our initial business combination will increase the likelihood that we will receive an ordinary resolution, being the requisite shareholder approval for such initial business combination.
The ability of our public shareholders to redeem their shares for cash may make our financial condition unattractive to potential business combination targets, which may make it difficult for us to enter into a business combination with a target.
We may seek to enter into a business combination transaction agreement with a minimum cash requirement for (i) cash consideration to be paid to the target or its owners, (ii) cash for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions. If too many public shareholders exercise their redemption rights, we would not be able to meet such closing condition and, as a result, would not be able to proceed with the business combination. The amount of the deferred underwriting commissions payable to the underwriter will not be adjusted for any shares that are redeemed in connection with a business combination and such amount of deferred underwriting discount is not available for us to use as consideration in an initial business combination. Furthermore, in no event will we redeem our public shares in an amount that would cause our net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 upon completion of our initial business combination, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to our initial business combination. Consequently, if accepting all properly submitted redemption requests would cause our net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 upon completion of our initial business combination or less than such greater amount necessary to satisfy a closing condition as described above, we would not proceed with such redemption of our public shares and the related business combination, and we may instead search for an alternate business combination. Prospective targets will be aware of these risks and, thus, may be reluctant to enter into a business combination transaction with us. If we are able to consummate an initial business combination, the per-share value of shares held by non-redeeming shareholders will reflect our obligation to pay the deferred underwriting commissions.
The ability of our public shareholders to exercise redemption rights with respect to a large number of our shares may not allow us to complete the most desirable business combination or optimize our capital structure.
At the time we enter into an agreement for our initial business combination, we will not know how many shareholders may exercise their redemption rights, and therefore will need to structure the transaction based on our expectations as to the number of shares that will be submitted for redemption. If our initial business combination agreement requires us to use a portion of the cash in the trust account to pay the purchase price, or requires us to have a minimum amount of cash at closing, we will need to reserve a portion of the cash in the trust account to meet such requirements, or arrange for third party financing. In addition, if a larger number of shares are submitted for redemption than we initially expected, we may need to restructure the transaction to reserve a greater portion of the cash in the trust account or arrange for third party financing. Raising additional third party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels. Furthermore, this dilution would increase to the extent that the anti-dilution provision of the Class B ordinary shares results in the issuance of Class A ordinary shares on a greater than one-to-one basis upon conversion of the Class B ordinary shares at the time of our initial business combination. In addition, the amount of the deferred underwriting commissions payable to the underwriter will not be adjusted for any shares that are redeemed in connection with an initial business combination. The per-share amount we will distribute to shareholders who properly exercise their redemption rights will not be reduced by the deferred underwriting commission and after such redemptions, the amount held in trust will continue to reflect our obligation to pay the entire deferred underwriting commissions. The above considerations may limit our ability to complete the most desirable business combination available to us or optimize our capital structure.
The ability of our public shareholders to exercise redemption rights with respect to a large number of our shares could increase the probability that our initial business combination would be unsuccessful and that you would have to wait for liquidation in order to redeem your shares.
If our initial business combination agreement requires us to use a portion of the cash in the trust account to pay the purchase price, or requires us to have a minimum amount of cash at closing, the probability that our initial business combination would be unsuccessful is increased. If our initial business combination is unsuccessful, you would not receive your pro rata portion of the trust account until we liquidate the trust account. If you are in need of immediate liquidity, you could attempt to sell your shares in the open market; however, at such time our shares may trade at a discount to the pro rata amount per share in the trust account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with your exercise of redemption rights until we liquidate or you are able to sell your shares in the open market.

The requirement that we complete our initial business combination by December 7, 2022 may give potential target businesses leverage over us in negotiating a business combination and may limit the time we have in which to conduct due diligence on potential business combination targets, in particular as we approach our dissolution deadline, which could undermine our ability to complete our initial business combination on terms that would produce value for our shareholders.
Any potential target business with which we enter into negotiations concerning a business combination will be aware that we must complete our initial business combination by December 7, 2022. Consequently, such target business may obtain leverage over us in negotiating a business combination, knowing that if we do not complete our initial business combination with that particular target business, we may be unable to complete our initial business combination with any target business. This risk will increase as we get closer to the timeframe described above. In addition, we may have limited time to conduct due diligence and may enter into our initial business combination on terms that we would have rejected upon a more comprehensive investigation.
Our search for a business combination, and any partner business with which we ultimately complete a business combination, may be materially adversely affected by the recent coronavirus (COVID-19) pandemic and the status of debt and equity markets.
In December 2019, a novel strain of coronavirus surfaced, which has and is continuing to spread throughout the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. The COVID-19 pandemic has and a significant outbreak of other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential partner business with which we consummate a business combination could be materially and adversely affected.
Furthermore, we may be unable to complete a business combination if concerns relating to COVID-19 continue to restrict travel, limit the ability to have meetings with potential investors or the partner business’s personnel, vendors and services providers are unavailable to negotiate and complete a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to complete a business combination, or the operations of a partner business with which we ultimately complete a business combination, may be materially adversely affected. In addition, our ability to complete a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by COVID-19 and other events, including as a result of increased market volatility, decreased market liquidity and third-party financing being unavailable on terms acceptable to us or at all.
As the number of special purpose acquisition companies evaluating targets increases, attractive targets may become scarcer and there may be more competition for attractive targets. This could increase the cost of our initial business combination and could even result in our inability to find a target or to consummate an initial business combination.
In recent years, the number of special purpose acquisition companies that have been formed has increased substantially. Many potential targets for special purpose acquisition companies have already entered into an initial business combination, and there are still many special purpose acquisition companies preparing for an initial public offering, as well as many such companies currently in registration. As a result, at times, fewer attractive targets may be available to consummate an initial business combination.
In addition, because there are more special purpose acquisition companies seeking to enter into an initial business combination with available targets, the competition for available targets with attractive fundamentals or business models may increase, which could cause targets companies to demand improved financial terms. Attractive deals could also become scarcer for other reasons, such as economic or industry sector downturns, geopolitical tensions, or increases in the cost of additional capital needed to close business combinations or operate targets post-business combination. This could increase the cost of, delay or otherwise complicate or frustrate our ability to find and consummate an initial business combination, and may result in our inability to consummate an initial business combination on terms favorable to our investors altogether.
We may not be able to complete our initial business combination by December 7, 2022, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.
We may not be able to find a suitable target business and complete our initial business combination by December 7, 2022. Our ability to complete our initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein. For example, the COVID-19 pandemic continues to grow both in the U.S. and globally and, while the extent of the impact of the pandemic on us will depend on future developments, it could limit our ability to complete our initial business combination, including as a result of increased market volatility, decreased market liquidity and third-party financing being unavailable on terms acceptable to us or at all. Additionally, the COVID-19 pandemic may negatively impact businesses we may seek to acquire. If we have not completed our initial business combination within such time period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
If we seek shareholder approval of our initial business combination, our sponsor, initial shareholders, directors, officers, advisors and their affiliates may elect to purchase shares or public warrants from public shareholders, which may influence a vote on a proposed business combination and reduce the public “float” of our Class A ordinary shares.
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our sponsor, directors, officers, advisors or their affiliates may purchase shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination, although they are under no obligation to do so. There is no limit on the number of shares our initial shareholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NYSE rules. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase shares or public warrants in such transactions. Such purchases may include a contractual acknowledgment that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.
In the event that our sponsor, directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The price per share paid in any such transaction may be different than the amount per share a public shareholder would receive if it elected to redeem its shares in connection with our initial business combination. The purpose of any such purchases of shares could be to vote such shares in favor of the business combination and thereby increase the likelihood of obtaining shareholder approval of the business combination or to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
In addition, if such purchases are made, the public “float” of our Class A ordinary shares or public warrants and the number of beneficial holders of our securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on a national securities exchange.
Because of our limited resources and the significant competition for business combination opportunities, it may be more difficult for us to complete our initial business combination. If we are unable to complete our initial business combination, our public shareholders may receive only their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless.
We expect to encounter competition from other entities having a business objective similar to ours, including private investors (which may be individuals or investment partnerships), other blank check companies and other entities, domestic and international, competing for the types of businesses we intend to acquire. Many of these individuals and entities are well-established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors possess similar or greater technical, human and other resources to ours or more local industry knowledge than we do and our financial resources will be relatively limited when contrasted with those of many of these competitors. While we believe there are numerous target businesses we could potentially acquire with the net proceeds from our initial public offering and the sale of the private placement warrants, our ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by our available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of certain target businesses. Furthermore, we are obligated to offer holders of our public shares the right to redeem their shares for cash at the time of our initial business combination in conjunction with a shareholder vote or via a tender offer. Target companies will be aware that this may reduce the resources available to us for our initial business combination. Any of these obligations may place us at a competitive disadvantage in successfully negotiating a business combination. If we are unable to complete our initial business combination, our public shareholders may receive only their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
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restrictions on the nature of our investments; and

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restrictions on the issuance of securities;

each of which may make it difficult for us to complete our initial business combination.
In addition, we may have imposed upon us burdensome requirements, including:
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registration as an investment company with the SEC;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

We do not believe that our principal activities will subject us to the Investment Company Act. The proceeds held in the trust account may be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Because the investment of the proceeds will be restricted to these instruments, we believe we will meet the requirements for the exemption provided in Rule 3a-1 promulgated under the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.00 per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.
We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.
We may seek business combination opportunities in industries or sectors that may be outside of our management’s areas of expertise.
We will consider a business combination outside of our management’s areas of expertise if a business combination candidate is presented to us and we determine that such candidate offers an attractive business combination opportunity for our company. Although our management will endeavor to evaluate the risks inherent in any particular business combination candidate, we cannot assure you that we will adequately ascertain or assess all of the significant risk factors. In the event we elect to pursue a business combination outside of the areas of our management’s expertise, our management’s expertise may not be directly applicable to its evaluation or operation, and the information contained in this Annual Report regarding the areas of our management’s expertise would not be relevant to an understanding of the business that we elect to acquire. As a result, our management may not be able to ascertain or assess adequately all of the relevant risk factors. Accordingly, any shareholders who choose to remain shareholders following our initial business combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.
Although we have identified general criteria and guidelines that we believe are important in evaluating prospective target businesses, we may enter into our initial business combination with a target that does not meet such criteria and guidelines, and as a result, the target business with which we enter into our initial business combination may not have attributes entirely consistent with our general criteria and guidelines.
Although we have identified general criteria and guidelines for evaluating prospective target businesses, it is possible that a target business with which we enter into our initial business combination will not have all of these positive attributes. If we complete our initial business combination with a target that does not meet some or all of these guidelines, such combination may not be as successful as a combination with a business that does meet all of our general criteria and guidelines. In addition, if we announce a prospective business combination with a target that does not meet our general criteria and guidelines, a greater number of shareholders may exercise their redemption rights, which may make it difficult for us to meet any closing condition with a target business that requires us to have a minimum net worth or a certain amount of cash. In addition, if shareholder approval of the transaction is required by law, or we decide to obtain shareholder approval for business or other reasons, it may be more difficult for us to attain shareholder approval of our initial business combination if the target business does not meet our general criteria and guidelines. If we are unable to complete our initial business combination, our public shareholders may only receive their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless.
We are not required to obtain an opinion from an independent investment banking firm or from a valuation or appraisal firm, and consequently, you may have no assurance from an independent source that the price we are paying for the business is fair to our shareholders from a financial point of view.
Unless we complete our initial business combination with an affiliated entity or our board of directors cannot independently determine the fair market value of the target business or businesses (including with the assistance of financial advisors), we are not required to obtain an opinion from an independent investment banking firm which is a member of FINRA or from a valuation or appraisal firm that the price we are paying is fair to our shareholders from a financial point of view. If no opinion is obtained, our shareholders will be relying on the judgment of our board of directors, who will determine fair market value based on standards generally accepted by the financial community. Such standards used will be disclosed in our proxy materials or tender offer documents, as applicable, related to our initial business combination.
We may issue additional Class A ordinary shares or preferred shares to complete our initial business combination or under an employee incentive plan after completion of our initial business combination. We may also issue Class A ordinary shares upon the conversion of the founder shares at a ratio greater than one-to-one at the time of our initial business combination as a result of the anti-dilution provisions contained therein. Any such issuances would dilute the interest of our shareholders and likely present other risks.
Our amended and restated memorandum and articles of association authorizes the issuance of up to 200,000,000 Class A ordinary shares, par value $0.0001 per share, 20,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share. There are 170,000,000 and 12,500,000 authorized but unissued Class A ordinary shares and Class B ordinary shares, respectively, available for issuance which amount does not take into account shares reserved for issuance upon exercise of outstanding warrants or shares issuable upon conversion of the Class B ordinary shares. The Class B ordinary shares are automatically convertible into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, initially at a one-for-one ratio but subject to adjustment as set forth herein and in our amended and restated memorandum and articles of association, including in certain circumstances in which we issue Class A ordinary shares or equity-linked securities related to our initial business combination. There are currently no preferred shares issued and outstanding.
We may issue a substantial number of additional Class A ordinary shares or preferred shares to complete our initial business combination or under an employee incentive plan after completion of our initial business combination. We may also issue Class A ordinary shares upon conversion of the Class B ordinary shares at a ratio greater than one-to-one at the time of our initial business combination as a result of the anti-dilution provisions as set forth therein. However, our amended and restated memorandum and articles of association provide, among other things, that prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on any initial business combination. These provisions of our amended and restated memorandum and articles of association, like all provisions of our amended and restated memorandum and articles of association, may be amended with a shareholder vote. The issuance of additional ordinary or preferred shares:
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may significantly dilute the equity interest of investors in our initial public offering;

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may subordinate the rights of holders of Class A ordinary shares if preferred shares are issued with rights senior to those afforded our Class A ordinary shares;

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could cause a change in control if a substantial number of Class A ordinary shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors; and

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may adversely affect prevailing market prices for our units, Class A ordinary shares and/or warrants.

Unlike some other similarly structured special purpose acquisition companies, our initial shareholders will receive additional Class A ordinary shares if we issue certain shares to consummate an initial business combination.
The founder shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with our initial business combination, the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to our sponsor, officers or directors upon conversion of working capital loans; provided that such conversion of founder shares will never occur on a less than one-for-one basis.
Resources could be wasted in researching business combinations that are not completed, which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If we are unable to complete our initial business combination, our public shareholders may only receive their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless.
We anticipate that the investigation of each specific target business and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys, consultants and others. If we decide not to complete a specific initial business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, if we reach an agreement relating to a specific target business, we may fail to complete our initial business combination for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If we are unable to complete our initial business combination, our public shareholders may only receive their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless.
Since our sponsor, officers and directors will lose their entire investment in us if our initial business combination is not completed (other than with respect to public shares they may acquire), a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.
In October 2020, our sponsor made a capital contribution of $25,000, or approximately $0.004 per share, to cover certain of our expenses, for which we issued founder shares to our sponsor such that they initially held an aggregate of 7,906,250 founder shares. On January 19, 2021, in connection with the expiration of the underwriter’s over-allotment option, our sponsor surrendered 406,250 founder shares. As such, our initial shareholders collectively own 20% of our issued and outstanding shares as of our initial public offering. The founder shares will be worthless if we do not complete an initial business combination. In addition, our sponsor has purchased an aggregate of 5,333,333 private placement warrants, each exercisable to purchase one Class A ordinary share, for a purchase price of $8,000,000 in the aggregate, or $1.50 per warrant, that will also be worthless if we do not complete a business combination. Each private placement warrant may be exercised for one Class A ordinary share at a price of $11.50 per share, subject to adjustment as provided herein. The founder shares and private placement warrants will be worthless if we do not complete our initial business combination. The personal and financial interests of our officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. This risk may become more acute as December 7, 2022 nears, which is the deadline for our completion of an initial business combination.
We may only be able to complete one business combination with the proceeds of our initial public offering and the sale of the private placement warrants, which will cause us to be solely dependent on a single business which may have a limited number of products or services. This lack of diversification may negatively impact our operations and profitability.
The net proceeds from the initial public offering and the sale of the private placement warrants provided us with $289,500,000 that we may use to complete our initial business combination.
We may effectuate our initial business combination with a single target business or multiple target businesses simultaneously or within a short period of time. However, we may not be able to effectuate our initial business combination with more than one target business because of various factors, including the existence of complex accounting issues and the requirement that we prepare and file pro forma financial statements with the SEC that present operating results and the financial condition of several target businesses as if they had been operated on a combined basis. By completing our initial business combination with only a single entity, our lack of diversification may subject us to numerous economic, competitive and regulatory developments. Further, we would not be able to diversify our operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities which may have the resources to complete several business combinations in different industries or different areas of a single industry. Accordingly, the prospects for our success may be:
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solely dependent upon the performance of a single business, property or asset, or

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dependent upon the development or market acceptance of a single or limited number of products, processes or services.

This lack of diversification may subject us to numerous economic, competitive and regulatory risks, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to our initial business combination.
We may attempt to simultaneously complete business combinations with multiple prospective targets, which may hinder our ability to complete our initial business combination and give rise to increased costs and risks that could negatively impact our operations and profitability.
If we determine to simultaneously acquire several businesses that are owned by different sellers, we will need for each of such sellers to agree that our purchase of its business is contingent on the simultaneous closings of the other business combinations, which may make it more difficult for us, and delay our ability, to complete our initial business combination. With multiple business combinations, we could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence investigations (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business. If we are unable to adequately address these risks, it could negatively impact our profitability and results of operations.
We may attempt to complete our initial business combination with a private company about which little information is available, which may result in a business combination with a company that is not as profitable as we suspected, if at all.
In pursuing our business combination strategy, we may seek to effectuate our initial business combination with a privately held company. Very little public information generally exists about private companies, and we could be required to make our decision on whether to pursue a potential initial business combination on the basis of limited information, which may result in a business combination with a company that is not as profitable as we suspected, if at all.

Our management may not be able to maintain control of a target business after our initial business combination. We cannot provide assurance that, upon loss of control of a target business, new management will possess the skills, qualifications or abilities necessary to profitably operate such business.
We may structure our initial business combination so that the post-transaction company in which our public shareholders own shares will own less than 100% of the equity interests or assets of a target business, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for us not to be required to register as an investment company under the Investment Company Act. We will not consider any transaction that does not meet such criteria. Even if the post-transaction company owns 50% or more of the voting securities of the target, our shareholders prior to the business combination may collectively own a minority interest in the post business combination company, depending on valuations ascribed to the target and us in the business combination. For example, we could pursue a transaction in which we issue a substantial number of new Class A ordinary shares in exchange for all of the outstanding capital stock, shares or other equity interests of a target. In this case, we would acquire a 100% interest in the target. However, as a result of the issuance of a substantial number of new Class A ordinary shares, our shareholders immediately prior to such transaction could own less than a majority of our issued and outstanding Class A ordinary shares subsequent to such transaction. In addition, other minority shareholders may subsequently combine their holdings resulting in a single person or group obtaining a larger share of the company’s shares than we initially acquired. Accordingly, this may make it more likely that our management will not be able to maintain control of the target business.
We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete our initial business combination with which a substantial majority of our shareholders do not agree.
Our amended and restated memorandum and articles of association provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. In addition, our proposed initial business combination may impose a minimum cash requirement for (i) cash consideration to be paid to the target or its owners, (ii) cash for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions. As a result, we may be able to complete our initial business combination even though a substantial majority of our public shareholders do not agree with the transaction and have redeemed their shares or, if we seek shareholder approval of our initial business combination and do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or any of their affiliates. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, all Class A ordinary shares submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.
In order to effectuate an initial business combination, special purpose acquisition companies have, in the recent past, amended various provisions of their charters and other governing instruments, including their warrant agreements. We cannot assure you that we will not seek to amend our amended and restated memorandum and articles of association or governing instruments in a manner that will make it easier for us to complete our initial business combination that our shareholders may not support.
In order to effectuate a business combination, special purpose acquisition companies have, in the recent past, amended various provisions of their charters and governing instruments, including their warrant agreements. For example, special purpose acquisition companies have amended the definition of business combination, increased redemption thresholds and extended the time to consummate an initial business combination and, with respect to their warrants, amended their warrant agreements to require the warrants to be exchanged for cash and/or other securities. Amending our amended and restated memorandum and articles of association requires a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the company, and amending our warrant agreement will require a vote of holders of at least 65% of the public warrants and, solely with respect to any amendment to the terms of the private placement warrants or any provision of the warrant agreement with respect to the private placement warrants, 65% of the then outstanding private placement warrants. In addition, our amended and restated memorandum and articles of association require us to provide our public shareholders with the opportunity to redeem their public shares for cash if we propose an amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete an initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity. To the extent any of such amendments would be deemed to fundamentally change the nature of the securities offered through our initial public offering, we would register, or seek an exemption from registration for, the affected securities. We cannot assure you that we will not seek to amend our charter or governing instruments or extend the time to consummate an initial business combination in order to effectuate our initial business combination.
The provisions of our amended and restated memorandum and articles of association that relate to our pre-business combination activity (and corresponding provisions of the agreement governing the release of funds from our trust account) may be amended with the approval of holders of not less than two-thirds of our ordinary shares who attend and vote at a general meeting of the company (or 65% of our ordinary shares who attend and vote at a general meeting of the company with respect to amendments to the trust agreement governing the release of funds from our trust account), which is a lower amendment threshold than that of some other special purpose acquisition companies. It may be easier for us, therefore, to amend our amended and restated memorandum and articles of association to facilitate the completion of an initial business combination that some of our shareholders may not support.
Our amended and restated memorandum and articles of association provide that any of its provisions related to pre-business combination activity (including the requirement to deposit proceeds of our initial public offering and the private placement of warrants into the trust account and not release such amounts except in specified circumstances, and to provide redemption rights to public shareholders as described herein) may be amended if approved by special resolution, under Cayman Islands law which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the company, and corresponding provisions of the trust agreement governing the release of funds from our trust account may be amended if approved by holders of 65% of our ordinary shares who attend and vote at a general meeting of the company for that purpose. Our initial shareholders, who collectively beneficially own 20% of our ordinary shares, will participate in any vote to amend our amended and restated memorandum and articles of association and/or trust agreement and will have the discretion to vote in any manner they choose. As a result, we may be able to amend the provisions of our amended and restated memorandum and articles of association which govern our pre-business combination behavior more easily than some other special purpose acquisition companies, and this may increase our ability to complete a business combination with which you do not agree. Our shareholders may pursue remedies against us for any breach of our amended and restated memorandum and articles of association.
Our sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their Class A ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Our shareholders are not parties to, or third- party beneficiaries of, these agreements and, as a result, will not have the ability to pursue remedies against our sponsor, officers or directors for any breach of these agreements. As a result, in the event of a breach, our shareholders would need to pursue a shareholder derivative action, subject to applicable law.
Our letter agreement with our sponsor, officers and directors may be amended without shareholder approval.
Our letter agreement with our sponsor, officers and directors contain provisions relating to transfer restrictions of our founder shares and private placement warrants, indemnification of the trust account, waiver of redemption rights and participation in liquidating distributions from the trust account. The letter agreement may be amended without shareholder approval (although releasing the parties from the restriction not to transfer the founder shares until April 4, 2021 will require the prior written consent of the underwriter). While we do not expect our board to approve any amendment to the letter agreement prior to our initial business combination, it may be possible that our board, in exercising its business judgment and subject to its fiduciary duties, chooses to approve one or more amendments to the letter agreement. Any such amendments to the letter agreement would not require approval from our shareholders and may have an adverse effect on the value of an investment in our securities.
We may be unable to obtain additional financing to complete our initial business combination or to fund the operations and growth of a target business, which could compel us to restructure or abandon a particular business combination.
We have not selected any specific business combination target but intend to target businesses with enterprise values that are greater than we could acquire with the net proceeds of our initial public offering and the sale of the private placement warrants. As a result, if the cash portion of the purchase price exceeds the amount available from the trust account, net of amounts needed to satisfy any redemption by public shareholders, we may be required to seek additional financing to complete such proposed initial business combination. We cannot assure you that such financing will be available on acceptable terms, if at all. To the extent that additional financing proves to be unavailable when needed to complete our initial business combination, we would be compelled to either restructure the transaction or abandon that particular business combination and seek an alternative target business candidate. Further, we may be required to obtain additional financing in connection with the closing of our initial business combination for general corporate purposes, including for maintenance or expansion of operations of the post-transaction businesses, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, or to fund the purchase of other companies. If we are unable to complete our initial business combination, our public shareholders may only receive their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless. In addition, even if we do not need additional financing to complete our initial business combination, we may require such financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of our officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination.
We may seek acquisition opportunities with an early stage company, a financially unstable business or an entity lacking an established record of revenue or earnings.
To the extent we complete our initial business combination with an early stage company, a financially unstable business or an entity lacking an established record of sales or earnings, we may be affected by numerous risks inherent in the operations of the business with which we combine. These risks include investing in a business without a proven business model and with limited historical financial data, volatile revenues or earnings, intense competition and difficulties in obtaining and retaining key personnel. Although our officers and directors will endeavor to evaluate the risks inherent in a particular target business, we may not be able to properly ascertain or assess all of the significant risk factors and we may not have adequate time to complete due diligence. Furthermore, some of these risks may be outside of our control and leave us with no ability to control or reduce the chances that those risks will adversely impact a target business.
A provision of our warrant agreement may make it more difficult for us to consummate an initial business combination.
If (i) we issue additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at a Newly Issued Price of less than $9.20 per Class A ordinary share, (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination (net of redemptions), and (iii) the Market Value of our Class A ordinary shares is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively. This may make it more difficult for us to consummate an initial business combination with a target business.
Our warrants may have an adverse effect on the market price of our Class A ordinary shares and make it more difficult to effectuate our initial business combination.
We have issued warrants to purchase 15,333,333 Class A ordinary shares, at a price of $11.50 per whole warrant as part of the units offered in our initial public offering and, in connection with our initial public offering, we issued in a private placement an aggregate of 5,333,333 private placement warrants, each exercisable to purchase one Class A ordinary share at a price of $11.50 per share. In addition, if the sponsor makes any working capital loans, it may convert those loans into up to an additional 1,000,000 private placement warrants, at the price of $1.50 per warrant. To the extent we issue ordinary shares to effectuate a business transaction, the potential for the issuance of a substantial number of additional Class A ordinary shares upon exercise of these warrants could make us a less attractive acquisition vehicle to a target business. Such warrants, when exercised, will increase the number of issued and outstanding Class A ordinary shares and reduce the value of the Class A ordinary shares issued to complete the business transaction. Therefore, our warrants may make it more difficult to effectuate a business transaction or increase the cost of acquiring the target business.
Affiliates of our sponsor have similar or overlapping investment objectives and guidelines, and we may not be presented investment opportunities that may otherwise be suitable for us.
Affiliates of our sponsor currently invest and plan to continue to invest in, incubate, and grow successful businesses in sectors across travel and leisure, financial services, health and wellness, music and entertainment, media and mobile, space, and renewable energy. There may be overlap of investment opportunities with affiliates of our sponsor that are actively investing and similar overlap with future affiliates. This overlap could create conflicts of interest. In particular, investment opportunities that may otherwise be suitable for us may not be presented to us by our sponsor. This overlap could also create conflicts in determining to which entity a particular investment opportunity should be presented. These conflicts may not be resolved in our favor and a potential target business may be presented to another entity prior to its presentation to us.
Past performance by our management team and their affiliates, including investments and transactions in which they have participated and businesses with which they have been associated, may not be indicative of future performance of an investment in the Company.
Information regarding our management team and their affiliates, including investments and transactions in which they have participated and businesses with which they have been associated, is presented for informational purposes only. Any past experience and performance by our management team and their affiliates and the businesses with which they have been associated, is not a guarantee that we will be able to successfully identify a suitable candidate for our initial business combination, that we will be able to provide positive returns to our shareholders, or of any results with respect to any initial business combination we may consummate. You should not rely on the historical experiences of our management team and their affiliates, including investments and transactions in which they have participated and businesses with which they have been associated, as indicative of the future performance of an investment in us or as indicative of every prior investment by each of the members of our management team or their affiliates. The market price of our securities may be influenced by numerous factors, many of which are beyond our control, and our shareholders may experience losses on their investment in our securities.
Because we must furnish our shareholders with target business financial statements, we may lose the ability to complete an otherwise advantageous initial business combination with some prospective target businesses.
The federal proxy rules require that the proxy statement with respect to the vote on an initial business combination include historical and pro forma financial statement disclosure. We will include the same financial statement disclosure in connection with our tender offer documents, whether or not they are required under the tender offer rules. These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America (“GAAP”) or international financial reporting standards as issued by the International Accounting Standards Board (“IFRS”) depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). These financial statement requirements may limit the pool of potential target businesses we may acquire because some targets may be unable to provide such financial statements in time for us to disclose such statements in accordance with federal proxy rules and complete our initial business combination within the prescribed time frame.
Compliance obligations under the Sarbanes-Oxley Act may make it more difficult for us to effectuate our initial business combination, require substantial financial and management resources, and increase the time and costs of completing an initial business combination.
Section 404 of the Sarbanes-Oxley Act requires that we evaluate and report on our system of internal controls beginning with our Annual Report on Form 10-K for the year ending December 31, 2022. Only in the event we are deemed to be a large accelerated filer or an accelerated filer, and no longer qualify as an emerging growth company, will we be required to comply with the independent registered public accounting firm attestation requirement on our internal control over financial reporting. Further, for as long as we remain an emerging growth company, we will not be required to comply with the independent registered public accounting firm attestation requirement on our internal control over financial reporting. The fact that we are a blank check company makes compliance with the requirements of the Sarbanes-Oxley Act particularly burdensome on us as compared to other public companies because a target business with which we seek to complete our initial business combination may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of its internal controls. The development of the internal control of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such business combination.
Risks Relating to our Securities
If a shareholder fails to receive notice of our offer to redeem our public shares in connection with our initial business combination, or fails to comply with the procedures for submitting or tendering its shares, such shares may not be redeemed.
We will comply with the proxy rules or tender offer rules, as applicable, when conducting redemptions in connection with our initial business combination. Despite our compliance with these rules, if a shareholder fails to receive our proxy materials or tender offer documents, as applicable, such shareholder may not become aware of the opportunity to redeem its shares. In addition, proxy materials or tender offer documents, as applicable, that we will furnish to holders of our public shares in connection with our initial business combination will describe the various procedures that must be complied with in order to validly tender or submit public shares for redemption. For example, we intend to require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to, at the holder’s option, either deliver their share certificates to our transfer agent, or to deliver their shares to our transfer agent electronically prior to the date set forth in the proxy materials or tender offer documents, as applicable. In the case of proxy materials, this date may be up to two business days prior to the scheduled vote on the proposal to approve the initial business combination. In addition, if we conduct redemptions in connection with a shareholder vote, we intend to require a public shareholder seeking redemption of its public shares to also submit a written request for redemption to our transfer agent two business days prior to the scheduled vote in which the name of the beneficial owner of such shares is included. In the event that a shareholder fails to comply with these or any other procedures disclosed in the proxy or tender offer materials, as applicable, its shares may not be redeemed. See the section of this Annual Report entitled “Business — Delivering Share Certificates in Connection with the Exercise of Redemption Rights.”
You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. Therefore, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.
Our public shareholders will be entitled to receive funds from the trust account only upon the earliest to occur of: (i) our completion of an initial business combination, and then only in connection with those

Class A ordinary shares that such shareholder properly elected to redeem, subject to the limitations and on the conditions described herein, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of our public shares if we have not completed an initial business combination by December 7, 2022, subject to applicable law and as further described herein. In no other circumstances will a public shareholder have any right or interest of any kind in the trust account. Holders of warrants will not have any right to the funds held in the trust account. Accordingly, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.
The NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our units, Class A ordinary shares and warrants are listed on the NYSE. Although we expect to meet on a pro forma basis, the minimum initial listing standards set forth in the NYSE listing standards, we cannot assure you that our securities will be, or will continue to be, listed on the NYSE in the future or prior to our initial business combination. In order to continue listing our securities on the NYSE prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Generally, following our initial public offering, we must maintain a minimum amount in Shareholders’ equity (generally $2,500,000) and a minimum number of holders of our securities (generally 300 public holders). Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our share price would generally be required to be at least $4.00 per share and our Shareholders’ equity would generally be required to be at least $5.0 million. We cannot assure you that we will be able to meet those initial listing requirements at that time.
If the NYSE delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because we expect that our units and eventually our Class A ordinary shares and warrants will be listed on the NYSE, our units, Class A ordinary shares and warrants will qualify as covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

You are not entitled to protections normally afforded to investors of many other blank check companies.
Since the net proceeds of our initial public offering and the sale of the private placement warrants are intended to be used to complete an initial business combination with a target business that had not been identified, we may be deemed to be a “blank check” company under the U.S. securities laws. However, because we have net tangible assets in excess of $5,000,000 as of the successful completion of our initial public offering and the sale of the private placement warrants and we filed a Current Report on Form 8-K, including an audited balance sheet of the Company demonstrating this fact, we are exempt from rules promulgated by the SEC to protect investors in blank check companies, such as Rule 419. Accordingly, investors are not be afforded the benefits or protections of those rules. Among other things, this means our units were immediately tradable and we have a longer period of time to complete our initial business combination than do companies subject to Rule 419. Moreover, if our initial public offering were subject to Rule 419, that rule would have prohibited the release of any interest earned on funds held in the trust account to us unless and until the funds in the trust account were released to us in connection with our completion of an initial business combination.
If we seek shareholder approval of our initial business combination and we do not conduct redemptions pursuant to the tender offer rules, and if you or a “group” of shareholders are deemed to hold in excess of 15% of our Class A ordinary shares, you will lose the ability to redeem all such shares in excess of 15% of our Class A ordinary shares.
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our initial public offering without our prior consent, which we refer to as the “Excess Shares.” However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Your inability to redeem the Excess Shares will reduce your influence over our ability to complete our initial business combination and you could suffer a material loss on your investment in us if you sell Excess Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And as a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell your shares in open market transactions, potentially at a loss.
If the net proceeds of our initial public offering and the sale of the private placement warrants not being held in the trust account are insufficient to allow us to operate for at least until December 7, 2022, it could limit the amount available to fund our search for a target business or businesses and complete our initial business combination, and we will depend on loans from our sponsor or management team to fund our search and to complete our initial business combination.
Of the net proceeds of our initial public offering, only $1,000,000 will be available to us initially outside the trust account to fund our working capital requirements. We believe that, upon closing of our initial public offering, the funds available to us outside of the trust account will be sufficient to allow us to operate for at least until December 7, 2022; however, we cannot assure you that our estimate is accurate. Of the funds available to us, we could use a portion of the funds available to us to pay fees to consultants to assist us with our search for a target business. We could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent or merger agreements designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination, although we do not have any current intention to do so. If we entered into a letter of intent or merger agreement where we paid for the right to receive exclusivity from a target business and were subsequently required to forfeit such funds (whether as a result of our breach or otherwise), we might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business.
In the event that our offering expenses exceed our estimate of $1,000,000, we may fund such excess with funds not to be held in the trust account. In such case, the amount of funds we intend to be held outside the trust account would decrease by a corresponding amount. The amount held in the trust account will not be impacted as a result of such increase or decrease. Conversely, in the event that the offering expenses are less than our estimate of $1,000,000, the amount of funds we intend to be held outside the trust account would increase by a corresponding amount. If we are required to seek additional capital, we would need to borrow funds from our sponsor, management team or other third parties to operate or may be forced to liquidate. Neither our sponsor, members of our management team nor any of their affiliates is under any obligation to advance funds to us in such circumstances. Any such advances would be repaid only from funds held outside the trust account or from funds released to us upon completion of our initial business combination. Up to $1,500,000 of such loans may be convertible into private placement warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. If we are unable to complete our initial business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the trust account. Consequently, our public shareholders may only receive an estimated $10.00 per share, or possibly less, on our redemption of our public shares, and our warrants will expire worthless.
Subsequent to our completion of our initial business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment.
Even if we conduct due diligence on a target business with which we combine, we cannot assure you that this diligence will identify all material issues that may be present within a particular target business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the target business and outside of our control will not later arise. As a result of these factors, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in our reporting losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about us or our securities. In addition, charges of this nature may cause us to violate net worth or other covenants to which we may be subject as a result of assuming pre-existing debt held by a target business or by virtue of our obtaining debt financing to partially finance the initial business combination or thereafter. Accordingly, any shareholders or warrant holders who choose to remain shareholders or warrant holders following the business combination could suffer a reduction in the value of their securities. Such shareholders or warrant holders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation or tender offer materials, as applicable, relating to the business combination contained an actionable material misstatement or material omission.
If third parties bring claims against us, the funds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.
Our placing of funds in the trust account may not protect those funds from third party claims against us. Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the company under the circumstances. WithumSmith+Brown, PC, our independent registered public accounting firm, and the underwriter of our initial public offering will not execute agreements with us waiving such claims to the monies held in the trust account.
Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Upon redemption of our public shares, if we have not completed our initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.00 per public share initially held in the trust account, due to claims of such creditors. Pursuant to the letter agreement which is filed as Exhibit 10.1 to this Annual Report, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than WithumSmith+Brown, PC, our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Our warrant agreement designate the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.
Our warrant agreement provides that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
Notwithstanding the foregoing, these provisions of the warrant agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in any of our warrants shall be deemed to have notice of and to have consented to the forum provisions in our warrant agreement. If any action, the subject matter of which is within the scope of the forum provisions of our warrant agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New

York (a “foreign action”) in the name of any holder of our warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located in the State of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.
This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with our company, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our warrant agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and board of directors.
Our directors may decide not to enforce the indemnification obligations of our sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to our public shareholders.
In the event that the funds in the trust account are reduced below the lesser of (i) $10.00 per share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy his obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.00 per share.
The securities in which we invest the funds held in the trust account could bear a negative rate of interest, which could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than $10.00 per share.
The proceeds held in the trust account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. While short-term U.S. government treasury obligations currently yield a positive rate of interest, they have briefly yielded negative interest rates in recent years. Central banks in Europe and Japan pursued interest rates below zero in recent years, and the Open Market Committee of the Federal Reserve has not ruled out the possibility that it may in the future adopt similar policies in the United States. In the event that we do not to complete our initial business combination or make certain amendments to our amended and restated memorandum and articles of association, our public shareholders are entitled to receive their pro-rata share of the proceeds held in the trust account, plus any interest income earned thereon (less taxes payable and up to $100,000 of interest income to pay dissolution expenses). Negative interest rates could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than $10.00 per share.
If, after we distribute the funds in the trust account to our public shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, a bankruptcy or insolvency court may seek to recover such proceeds, and the members of our board of directors may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our board of directors and us to claims of punitive damages.
If, after we distribute the funds in the trust account to our public shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by our shareholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors.
If, before distributing the funds in the trust account to our public shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our shareholders and the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
If, before distributing the funds in the trust account to our public shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the funds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
If we are unable to consummate our initial business combination by December 7, 2022, our public shareholders may be forced to wait beyond such date before redemption from our trust account.
If we are unable to consummate our initial business combination by December 7, 2022, the funds then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), will be used to fund the redemption of our public shares, as further described herein. Any redemption of public shareholders from the trust account will be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to wind-up, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Act. In that case, investors may be forced to wait beyond December 7, 2022 before the redemption proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the funds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their Class A ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.
Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.
If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine of $18,293 and to imprisonment for five years in the Cayman Islands.

We may not hold an annual general meeting until after the consummation of our initial business combination, which could delay the opportunity for our shareholders to appoint directors.
In accordance with the NYSE corporate governance requirements, we are not required to hold an annual general meeting until no later than one year after our first fiscal year end following our listing on the NYSE. There is no requirement under the Companies Act for us to hold annual or extraordinary general meetings to appoint directors. Until we hold an annual general meeting, public shareholders may not be afforded the opportunity to appoint directors and to discuss company affairs with management. Our board of directors is divided into three classes with only one class of directors being appointed in each year and each class (except for those directors appointed prior to our first general meeting) serving a three-year term. In addition, as holders of our Class A ordinary shares, our public shareholders will not have the right to vote on the appointment of directors until after the consummation of our initial business combination.
You will not be permitted to exercise your warrants unless we register and qualify the underlying Class A ordinary shares or certain exemptions are available.
If the issuance of the Class A ordinary shares upon exercise of the warrants is not registered, qualified or exempt from registration or qualification under the Securities Act and applicable state securities laws, holders of warrants will not be entitled to exercise such warrants and such warrants may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the Class A ordinary shares included in the units.
We have not registered, and will not register, the Class A ordinary shares issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed that, as soon as practicable, but in no event later than 15 business days, after the closing of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a registration statement covering the registration under the Securities Act of the Class A ordinary shares issuable upon exercise of the warrants and thereafter will use our commercially reasonable efforts to cause the same to become effective within 60 business days following our initial business combination and to maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order.
If the Class A ordinary shares issuable upon exercise of the warrants are not registered under the Securities Act, under the terms of the warrant agreement, holders of warrants who seek to exercise their warrants will not be permitted to do so for cash and, instead, will be required to do so on a cashless basis, in which case the number of Class A ordinary shares that the holders of warrants will receive upon cashless exercise will be based on a formula subject to a maximum number of shares equal to 0.361 Class A ordinary shares per warrant (subject to adjustment).
In no event will warrants be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration or qualification is available.
If our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of “covered securities” under Section 18(b)(1) of the Securities Act, we may, at our option, not permit holders of warrants who seek to exercise their warrants to do so for cash and, instead, require them to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act; in the event we so elect, we will not be required to file or maintain in effect a registration statement or register or qualify the shares underlying the warrants under applicable state securities laws, and in the event we do not so elect, we will use our commercially reasonable efforts to register or qualify the shares underlying the warrants under applicable state securities laws to the extent an exemption is not available.

In no event will we be required to net cash settle any warrant, or issue securities (other than upon a cashless exercise as described above) or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under the Securities Act or applicable state securities laws.
Our ability to require holders of our warrants to exercise such warrants on a cashless basis after we call the warrants for redemption or if there is no effective registration statement covering the Class A ordinary shares issuable upon exercise of these warrants will cause holders to receive fewer Class A ordinary shares upon their exercise of the warrants than they would have received had they been able to pay the exercise price of their warrants in cash.
If we call the warrants for redemption, we will have the option, in our sole discretion, to require all holders that wish to exercise warrants to do so on a cashless basis under certain circumstances. If we choose to require holders to exercise their warrants on a cashless basis or if holders elect to do so when there is no effective registration statement, the number of Class A ordinary shares received by a holder upon exercise will be fewer than it would have been had such holder exercised his or her warrant for cash. For example, if the holder is exercising 875 public warrants at $11.50 per share through a cashless exercise when the Class A ordinary shares have a fair market value of $17.50 per share when there is no effective registration statement, then upon the cashless exercise, the holder will receive 300 Class A ordinary shares. The holder would have received 875 Class A ordinary shares if the exercise price was paid in cash. This will have the effect of reducing the potential “upside” of the holder’s investment in our company because the warrant holder will hold a smaller number of Class A ordinary shares upon a cashless exercise of the warrants they hold.
The grant of registration rights to our initial shareholders and holders of our private placement warrants may make it more difficult to complete our initial business combination, and the future exercise of such rights may adversely affect the market price of our Class A ordinary shares.
Pursuant to an agreement that was entered into concurrently with the consummation of our initial public offering, our initial shareholders and their permitted transferees can demand that we register the Class A ordinary shares into which founder shares are convertible, holders of our private placement warrants and their permitted transferees can demand that we register the private placement warrants and the Class A ordinary shares issuable upon exercise of the private placement warrants, and holders of securities that may be issued upon conversion of working capital loans may demand that we register such units, shares, warrants or the Class A ordinary shares issuable upon exercise of such warrants. We will bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of our Class A ordinary shares. In addition, the existence of the registration rights may make our initial business combination more costly or difficult to conclude. This is because the shareholders of the target business may increase the equity stake they seek in the combined entity or ask for more cash consideration to offset the negative impact on the market price of our Class A ordinary shares that is expected when the ordinary shares owned by our initial shareholders, holders of our private placement warrants or holders of our working capital loans or their respective permitted transferees are registered.
We may be a passive foreign investment company, or “PFIC,” which could result in adverse United States federal income tax consequences to U.S. investors.
If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our Class A ordinary shares or warrants, the U.S. Holder may be subject to adverse United States federal income tax consequences and may be subject to additional reporting requirements. Our PFIC status for our current and subsequent taxable years may depend on whether we qualify for the PFIC start-up exception. Depending on the particular circumstances, the application of the start-up exception may be subject to uncertainty, and there cannot be any assurance that we will qualify for the start-up exception. Accordingly, there can be no assurances with respect to our status as a PFIC for our current taxable year or any subsequent taxable year. Our actual PFIC status for any taxable year, moreover, will not be determinable until after the end of such taxable year. If we determine we are a PFIC for any taxable year (of which there can be no assurance), we will endeavor to provide to a U.S. Holder such information as the Internal Revenue Service (“IRS”) may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a “qualified electing fund” election, but there can be no assurance that we will timely provide such required information, and such election would be unavailable with respect to our warrants in all cases. We urge U.S. investors to consult their own tax advisors regarding the possible application of the PFIC rules.
We may issue notes or other debt securities, or otherwise incur substantial debt, to complete a business combination, which may adversely affect our leverage and financial condition and thus negatively impact the value of our shareholders’ investment in us.
Although we have no commitments as of the date of this Annual Report to issue any notes or other debt securities, or to otherwise incur outstanding debt, we may choose to incur substantial debt to complete our initial business combination. We and our officers have agreed that we will not incur any indebtedness unless we have obtained from the lender a waiver of any right, title, interest or claim of any kind in or to the monies held in the trust account. As such, no issuance of debt will affect the per-share amount available for redemption from the trust account. Nevertheless, the incurrence of debt could have a variety of negative effects, including:
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default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

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acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

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our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

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our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

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our inability to pay dividends on our Class A ordinary shares;

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using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our Class A ordinary shares if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

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limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

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increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

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limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

Our initial shareholders control a substantial interest in us and thus may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support.
Our initial shareholders own 20% of our issued and outstanding ordinary shares. Accordingly, they may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support, including amendments to our amended and restated memorandum and articles of association. If our initial shareholders purchase any additional Class A ordinary shares in the aftermarket or in privately negotiated transactions, this would increase their control. Neither our initial shareholders nor, to our knowledge, any of our officers or directors, have any current intention to purchase additional securities. Factors that would be considered in making such additional purchases would include consideration of the current trading price of our Class A ordinary shares. In addition, our board of directors, whose members were appointed by our sponsor, is and will be divided into three classes, each of which will generally serve for a terms for three years with only one class of directors being appointed in each year. We may not hold an annual general meeting to appoint new directors prior to the completion of our initial business combination, in which case all of the current directors will continue in office until at least the completion of the business combination. If there is an annual general meeting, as a consequence of our “staggered” board of directors, only a minority of the board of directors will be considered for appointment and our initial shareholders, because of their ownership position, will have considerable influence regarding the outcome. Accordingly, our initial shareholders will continue to exert control at least until the completion of our initial business combination.
Provisions in our amended and restated memorandum and articles of association may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our Class A ordinary shares and could entrench management.
Our amended and restated memorandum and articles of association contain provisions that may discourage unsolicited takeover proposals that shareholders may consider to be in their best interests. These provisions include a staggered board of directors and the ability of the board of directors to designate the terms of and issue new series of preferred shares, which may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.
We may amend the terms of the warrants in a manner that may be adverse to holders of public warrants with the approval by the holders of at least 65% of the then outstanding public warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of Class A ordinary shares purchasable upon exercise of a warrant could be decreased, all without your approval.
Our warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder of public warrants if holders of at least 65% of the then outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least 65% of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash or shares, shorten the exercise period or decrease the number of Class A ordinary shares purchasable upon exercise of a warrant.
We may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
We have the ability to redeem the outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, if, among other things, the last reported sales price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like). If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants as described above could force you to (i) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, we expect would be substantially less than the volume-weighted average trading price of our Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which we complete our initial business combination of your warrants. None of the private placement warrants will be redeemable by us so long as they are held by our sponsors or their permitted transferees.
In addition, we have the ability to redeem the outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.10 per warrant if, among other things, the last reported sales price of our Class A ordinary shares equals or exceeds $10.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like). In such a case, the holders will be able to exercise their warrants prior to redemption for a number of our Class A ordinary shares determined based on the redemption date and the fair market value of our Class A ordinary shares. The value received upon exercise of the warrants (1) may be less than the value the holders would have received if they had exercised their warrants at a later time where the underlying share price is higher and (2) may not compensate the holders for the value of the warrants, including because the number of ordinary shares received is capped at 0.361 of our Class A ordinary shares per warrant (subject to adjustment) irrespective of the remaining life of the warrants.
Because each unit contains one-third of one warrant and only a whole warrant may be exercised, the units may be worth less than units of other special purpose acquisition companies.
Each unit contains one-third of one warrant. Pursuant to the warrant agreement, no fractional warrants will be issued upon separation of the units, and only whole units will trade. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of Class A ordinary shares to be issued to the warrant holder. This is different from other offerings similar to ours whose units include one ordinary share and one warrant to purchase one whole share. We have established the components of the units in this way in order to reduce the dilutive effect of the warrants upon completion of a business combination since the warrants will be exercisable in the aggregate for one-third of the number of shares compared to units that each contain a whole warrant to purchase one share, thus making us, we believe, a more attractive merger partner for target businesses. Nevertheless, this unit structure may cause our units to be worth less than if it included a warrant to purchase one whole share.
The securities in which we invest the funds held in the trust account could bear a negative rate of interest, which could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than $10.00 per share.
The proceeds held in the trust account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. While short-term U.S. government treasury obligations currently yield a positive rate of interest, they have briefly yielded negative interest rates in recent years. Central banks in Europe and Japan pursued interest rates below zero in recent years, and the Open Market Committee of the Federal Reserve has not ruled out the possibility that it may in the future adopt similar policies in the United States. In the event that we are unable to complete our initial business combination or make certain amendments to our amended and restated memorandum and articles of association, our public shareholders are entitled to receive their pro-rata share of the proceeds held in the trust account, plus any interest income, net of taxes paid or payable (less, in the case we are unable to complete our initial business combination, $100,000 of interest). Negative interest rates could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than $10.00 per share.
We may not have sufficient funds to satisfy indemnification claims of our directors and officers.
We have agreed to indemnify our officers and directors to the fullest extent permitted by law. However, our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account and to not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by us only if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination. Our obligation to indemnify our officers and directors may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
Because we are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.
We are an exempted company incorporated under the laws of the Cayman Islands. As a result, it may be difficult for investors to effect service of process within the United States upon our directors or officers, or enforce judgments obtained in the United States courts against our directors or officers.

Our corporate affairs will be governed by our amended and restated memorandum and articles of association, the Companies Act (as the same may be supplemented or amended from time to time) and the common law of the Cayman Islands. We will also be subject to the federal securities laws of the United States. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the Cayman Islands. The rights of our shareholders and the fiduciary responsibilities of our directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, Cayman Islands companies may not have standing to initiate a shareholders derivative action in a Federal court of the United States.
We have been advised by Maples and Calder, our Cayman Islands legal counsel, that the courts of the Cayman Islands are unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
As a result of all of the above, public shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling shareholders than they would as public shareholders of a United States company.
Risks Relating to our Management Team
We are dependent upon our officers and directors and their loss could adversely affect our ability to operate.
Our operations are dependent upon a relatively small group of individuals and, in particular, our officers and directors. We believe that our success depends on the continued service of our officers and directors, at least until we have completed our initial business combination. In addition, our officers and directors are not required to commit any specified amount of time to our affairs and, accordingly, will have conflicts of interest in allocating their time among various business activities, including identifying potential business combinations and monitoring the related due diligence. We do not have an employment agreement with, or key-man insurance on the life of, any of our directors or officers. The unexpected loss of the services of one or more of our directors or officers could have a detrimental effect on us.
Our ability to successfully effect our initial business combination and to be successful thereafter will be dependent upon the efforts of our key personnel, some of whom may join us following our initial business combination. The loss of key personnel could negatively impact the operations and profitability of our post-combination business.
Our ability to successfully effect our initial business combination is dependent upon the efforts of our key personnel. The role of our key personnel in the target business, however, cannot presently be ascertained.

Although some of our key personnel may remain with the target business in senior management or advisory positions following our initial business combination, it is likely that some or all of the management of the target business will remain in place. While we intend to closely scrutinize any individuals we engage after our initial business combination, we cannot assure you that our assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.
Our key personnel may negotiate employment or consulting agreements with a target business in connection with a particular business combination, and a particular business combination may be conditioned on the retention or resignation of such key personnel. These agreements may provide for them to receive compensation following our initial business combination and as a result, may cause them to have conflicts of interest in determining whether a particular business combination is the most advantageous.
Our key personnel may be able to remain with our company after the completion of our initial business combination only if they are able to negotiate employment or consulting agreements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or our securities for services they would render to us after the completion of the business combination. Such negotiations also could make such key personnel’s retention or resignation a condition to any such agreement. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business, subject to their fiduciary duties under Cayman Islands law.
We may have a limited ability to assess the management of a prospective target business and, as a result, may effect our initial business combination with a target business whose management may not have the skills, qualifications or abilities to manage a public company.
When evaluating the desirability of effecting our initial business combination with a prospective target business, our ability to assess the target business’s management may be limited due to a lack of time, resources or information. Our assessment of the capabilities of the target business’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities we suspected. Should the target business’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any shareholders who choose to remain shareholders following the business combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation or tender offer materials, as applicable, relating to the business combination contained an actionable material misstatement or material omission.
The officers and directors of an acquisition candidate may resign upon completion of our initial business combination. The loss of a business combination target’s key personnel could negatively impact the operations and profitability of our post-combination business.
The role of an acquisition candidate’s key personnel upon the completion of our initial business combination cannot be ascertained at this time. Although we contemplate that certain members of an acquisition candidate’s management team will remain associated with the acquisition candidate following our initial business combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place.
Our officers and directors will allocate their time to other businesses thereby causing conflicts of interest in their determination as to how much time to devote to our affairs. This conflict of interest could have a negative impact on our ability to complete our initial business combination.
Our officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our officers is engaged in other business endeavors for which he or she may be entitled to substantial compensation, and our officers are not obligated to contribute any specific number of hours per week to our affairs. For example, the continued COVID-19 pandemic might distract our management team related to their ongoing obligations. Our independent directors also serve as officers and board members for other entities. If our officers’ and directors’ other business affairs require them to devote substantial amounts of time to such affairs in excess of their current commitment levels, it could limit their ability to devote time to our affairs which may have a negative impact on our ability to complete our initial business combination. For a complete discussion of our officers’ and directors’ other business affairs, please see “Management — Officers and Directors.”
Our officers, directors, security holders and their respective affiliates may have competitive pecuniary interests that conflict with our interests.
We have not adopted a policy that expressly prohibits our directors, officers, security holders or affiliates from having a direct or indirect pecuniary or financial interest in any investment to be acquired or disposed of by us or in any transaction to which we are a party or have an interest. In fact, we may enter into a business combination with a target business that is affiliated with our sponsor, our directors or officers, although we do not intend to do so. Nor do we have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by us. Accordingly, such persons or entities may have a conflict between their interests and ours.
The personal and financial interests of our directors and officers may influence their motivation in timely identifying and selecting a target business and completing a business combination. Consequently, our directors’ and officers’ discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in our shareholders’ best interest. If this were the case, it would be a breach of their fiduciary duties to us as a matter of Cayman Islands law and we or our shareholders might have a claim against such individuals for infringing on our shareholders’ rights. However, we might not ultimately be successful in any claim we may make against them for such reason.
We may engage in a business combination with one or more target businesses that have relationships with entities that may be affiliated with our sponsor, officers, directors or existing holders which may raise potential conflicts of interest.
In light of the involvement of our sponsor, officers and directors with other entities, we may decide to acquire one or more businesses affiliated with our sponsor, officers, directors or existing holders. Our directors also serve as officers and board members for other entities, including, without limitation, those described under “Management — Conflicts of Interest.” Such entities may compete with us for business combination opportunities. Our sponsor, officers and directors are not currently aware of any specific opportunities for us to complete our initial business combination with any entities with which they are affiliated, and there have been no substantive discussions concerning a business combination with any such entity or entities. Although we will not be specifically focusing on, or targeting, any transaction with any affiliated entities, we would pursue such a transaction if we determined that such affiliated entity met our criteria for a business combination as set forth in “Business — Effecting our initial business combination — Selection of a target business and structuring of our initial business combination” and such transaction was approved by a majority of our independent and disinterested directors. Despite our agreement to obtain an opinion from an independent investment banking firm which is a member of FINRA or a valuation or appraisal firm regarding the fairness to our company from a financial point of view of a business combination with one or more domestic or international businesses affiliated with our sponsor, officers, directors or existing holders, potential conflicts of interest still may exist and, as a result, the terms of the business combination may not be as advantageous to our public shareholders as they would be absent any conflicts of interest.
Certain members of our management team may be involved in and have a greater financial interest in the performance of other entities affiliated with our sponsor, and such activities may create conflicts of interest in making decisions on our behalf.
Certain members of our management team may be subject to a variety of conflicts of interest relating to their responsibilities to our sponsor and its other affiliates. Such individuals may serve as members of management or a board of directors (or in similar such capacity) to various other affiliated entities. Such positions may create a conflict between the advice and investment opportunities provided to such entities and the responsibilities owed to us. The other entities in which such individuals may become involved may have investment objectives that overlap with ours. Furthermore, certain of our principals and employees may have a greater financial interest in the performance of such other affiliated entities than our performance. Such involvement may create conflicts of interest in sourcing investment opportunities on our behalf and on behalf of such other entities.
Our officers and directors presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities, including another blank check company, and, accordingly, may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
Until we consummate our initial business combination, we intend to engage in the business of identifying and combining with one or more businesses or entities. Each of our officers and directors presently has, and any of them in the future may have, additional fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity, subject to his or her fiduciary duties under Cayman Islands law. Accordingly, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in our favor and a potential target business may be presented to another entity prior to its presentation to us, subject to their fiduciary duties under Cayman Islands law.
In addition, our sponsor, officers and directors are, and/or may in the future become affiliated with other blank check companies or other entities that may have acquisition objectives that are similar to ours. Our sponsor and directors and officers are also not prohibited from sponsoring, investing or otherwise becoming involved with, any other blank check companies, including in connection with their initial business combinations, prior to us completing our initial business combination. Accordingly, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in our favor and a potential target business may be presented to such other blank check companies prior to its presentation to us, subject to our officers’ and directors’ fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer on the one hand, and us, on the other. However, we do not believe that these conflicts materially impacted Highland Transcend’s search for an initial business combination target because our sponsor, officers and directors have significant experience in identifying and executing multiple acquisition opportunities simultaneously and we were not limited by industry or geography in terms of the acquisition opportunities we could pursue.
For a complete discussion of our executive officers’ and directors’ business affiliations and the potential conflicts of interest that you should be aware of, please see “Management — Officers, Directors and Director Nominees,” “Management — Conflicts of Interest” and “Certain Relationships and Related Party Transactions.”
Risks Associated with Acquiring and Operating a Business in Foreign Countries
If we effect our initial business combination with a company located outside of the United States, we would be subject to a variety of additional risks that may adversely affect us.
If we pursue a target company with operations or opportunities outside of the United States for our initial business combination, we may face additional burdens in connection with investigating, agreeing to and completing such initial business combination, and if we effect such initial business combination, we would be subject to a variety of additional risks that may negatively impact our operations.
If we pursue a target a company with operations or opportunities outside of the United States for our initial business combination, we would be subject to risks associated with cross-border business combinations, including in connection with investigating, agreeing to and completing our initial business combination, conducting due diligence in a foreign jurisdiction, having such transaction approved by any local governments, regulators or agencies and changes in the purchase price based on fluctuations in foreign exchange rates.
If we effect our initial business combination with such a company, we would be subject to any special considerations or risks associated with companies operating in an international setting, including any of the following:
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costs and difficulties inherent in managing cross-border business operations;

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rules and regulations regarding currency redemption;

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complex corporate withholding taxes on individuals;

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laws governing the manner in which future business combinations may be effected;

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exchange listing and/or delisting requirements;

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tariffs and trade barriers;

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regulations related to customs and import/export matters;

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local or regional economic policies and market conditions;

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unexpected changes in regulatory requirements;

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challenges in managing and staffing international operations;

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longer payment cycles;

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tax issues, such as tax law changes and variations in tax laws as compared to the United States;

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currency fluctuations and exchange controls;

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rates of inflation;

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challenges in collecting accounts receivable;

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cultural and language differences;

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employment regulations;

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underdeveloped or unpredictable legal or regulatory systems;

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corruption;

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protection of intellectual property;

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social unrest, crime, strikes, riots and civil disturbances;

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regime changes and political upheaval;

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terrorist attacks and wars; and

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deterioration of political relations with the United States.

We may not be able to adequately address these additional risks. If we were unable to do so, we may be unable to complete such initial business combination, or, if we complete such initial business combination, our operations might suffer, either of which may adversely impact our business, financial condition and results of operations.
If our management following our initial business combination is unfamiliar with United States securities laws, they may have to expend time and resources becoming familiar with such laws, which could lead to various regulatory issues.
Following our initial business combination, our management may resign from their positions as officers or directors of the company and the management of the target business at the time of the business combination will remain in place. Management of the target business may not be familiar with United States securities laws. If new management is unfamiliar with United States securities laws, they may have to expend time and resources becoming familiar with such laws. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect our operations.
After our initial business combination, substantially all of our assets may be located in a foreign country and substantially all of our revenue will be derived from our operations in such country. Accordingly, our results of operations and prospects will be subject, to a significant extent, to the economic, political and legal policies, developments and conditions in the country in which we operate.
The economic, political and social conditions, as well as government policies, of the country in which our operations are located could affect our business. Economic growth could be uneven, both geographically and among various sectors of the economy and such growth may not be sustained in the future. If in the future such country’s economy experiences a downturn or grows at a slower rate than expected, there may be less demand for spending in certain industries. A decrease in demand for spending in certain industries could materially and adversely affect our ability to find an attractive target business with which to consummate our initial business combination and if we effect our initial business combination, the ability of that target business to become profitable.
Exchange rate fluctuations and currency policies may cause a target business’ ability to succeed in the international markets to be diminished.
In the event we acquire a non-U.S. target, all revenues and income would likely be received in a foreign currency, and the dollar equivalent of our net assets and distributions, if any, could be adversely affected by reductions in the value of the local currency. The value of the currencies in our target regions fluctuate and are affected by, among other things, changes in political and economic conditions. Any change in the relative value of such currency against our reporting currency may affect the attractiveness of any target business or, following consummation of our initial business combination, our financial condition and results of operations. Additionally, if a currency appreciates in value against the dollar prior to the consummation of our initial business combination, the cost of a target business as measured in dollars will increase, which may make it less likely that we are able to consummate such transaction.
We may reincorporate in another jurisdiction in connection with our initial business combination, and the laws of such jurisdiction may govern some or all of our future material agreements and we may not be able to enforce our legal rights.
In connection with our initial business combination, we may relocate the home jurisdiction of our business from the Cayman Islands to another jurisdiction. If we determine to do this, the laws of such jurisdiction may govern some or all of our future material agreements. The system of laws and the enforcement of existing laws in such jurisdiction may not be as certain in implementation and interpretation as in the United States. The inability to enforce or obtain a remedy under any of our future agreements could result in a significant loss of business, business opportunities or capital.
We are subject to changing law and regulations regarding regulatory matters, corporate governance and public disclosure that have increased both our costs and the risk of non-compliance.
We are subject to rules and regulations by various governing bodies, including, for example, the Securities and Exchange Commission, which are charged with the protection of investors and the oversight of companies whose securities are publicly traded, and to new and evolving regulatory measures under applicable law. Our efforts to comply with new and changing laws and regulations have resulted in and are likely to continue to result in, increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.
Moreover, because these laws, regulations and standards are subject to varying interpretations, their application in practice may evolve over time as new guidance becomes available. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices. If we fail to address and comply with these regulations and any subsequent changes, we may be subject to penalty and our business may be harmed.

We employ a mail forwarding service, which may delay or disrupt our ability to receive mail in a timely manner
Mail addressed to the Company and received at its registered office will be forwarded unopened to the forwarding address supplied by Company to be dealt with. None of the Company, its directors, officers, advisors or service providers (including the organization which provides registered office services in the Cayman Islands) will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address, which may impair your ability to communicate with us.
We may reincorporate in another jurisdiction in connection with our initial business combination and such reincorporation may result in taxes imposed on shareholders or warrant holders.
We may, in connection with our initial business combination and subject to requisite shareholder approval under the Companies Act, reincorporate in the jurisdiction in which the target company or business is located or in another jurisdiction. The transaction may require a shareholder or warrant holder to recognize taxable income in the jurisdiction in which the shareholder or warrant holder is a tax resident or in which its members are resident if it is a tax transparent entity (or may otherwise result in adverse tax consequences). We do not intend to make any cash distributions to shareholders or warrant holders to pay such taxes. Shareholders or warrant holders may be subject to withholding taxes or other taxes with respect to their ownership of us after the reincorporation.
After our initial business combination, it is possible that a majority of our directors and officers will live outside the United States and all of our assets will be located outside the United States; therefore, investors may not be able to enforce federal securities laws or their other legal rights.
It is possible that after our initial business combination, a majority of our directors and officers will reside outside of the United States and all of our assets will be located outside of the United States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon all of our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on our directors and officers under United States laws.
Item 1B.
Unresolved Staff Comments

None.
Item 2.
Property

We currently maintain our executive offices at 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140. The cost for the space is included in the up to $15,000 monthly fee that we pay our sponsor for office space, administrative and support services. We consider our current office space adequate for our current operations.
Item 3.
Legal Proceedings

To the knowledge of our management, there is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.
Item 4.
Mine Safety Disclosures

Not applicable.

PART II
Item 5.
Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

(a)   Market Information
Our units, Class A ordinary shares and warrants are each traded on the NYSE under the symbols “HTPA.U,” “HTPA” and “HTPA WS,” respectively. Our units commenced public trading on December 3, 2020. Our Class A ordinary shares and warrants began separate trading on January 25, 2021.
(b)   Holders
On March 24, 2021, there was 1 holder of record of our units, 1 holder of record of our Class A ordinary shares, 8 holders of record of our Class B ordinary shares and 2 holders of record of our warrants.
(c)   Dividends
We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any cash dividends subsequent to our initial business combination will be within the discretion of our board of directors at such time. In addition, our board of directors is not currently contemplating and does not anticipate declaring any share dividends in the foreseeable future. Further, if we incur any indebtedness in connection with a business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
(d)   Securities Authorized for Issuance Under Equity Compensation Plans
None.
(e)   Performance Graph
Not applicable.
(f)   Recent Sales of Unregistered Securities; Use of Proceeds from Registered Offerings
Unregistered Sales
In October 2020, we issued an aggregate of 7,906,250 Class B ordinary shares to our sponsor for an aggregate purchase price of $25,000 (the “founder shares”). On December 1, 2020, our sponsor transferred 150,000 founder shares to our independent directors and certain third-party investment advisors. On January 19, 2021, in connection with the expiration of the underwriter’s over-allotment option, our sponsor surrendered 406,250 founder shares. As a result, our sponsor now owns 7,500,000 founder shares.
The founder shares will automatically convert into Class A ordinary shares on the first business day following the completion of our initial business combination on a one-for-one basis, subject to certain adjustments. In the case that additional Class A ordinary shares, or equity-linked securities convertible or exercisable for Class A ordinary shares, are issued or deemed issued in excess of the amounts issued in our initial public offering and related to the closing of our initial business combination, the ratio at which founder shares will convert into Class A ordinary shares will be adjusted (subject to waiver by holders of a majority of the Class B ordinary shares then in issue) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of our ordinary shares issued and outstanding upon the completion of our initial public offering plus the number of Class A ordinary shares and equity-linked securities issued or deemed issued in connection with our initial business combination (net of redemptions), excluding the representative shares and any Class A ordinary shares or equity-linked securities issued, or to be issued, to any seller in our initial business combination and any private placement warrants issued to our sponsor, an affiliate of our sponsor or any of our officers or directors.
With certain limited exceptions, the founder shares are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with our sponsor, each of whom are subject to the same transfer restrictions) until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Our sponsor purchased 5,333,333 private placement warrants at a price of $1.50 per warrant in a private placement that occurred concurrently with the closing of our initial public offering and generated gross proceeds of $8,000,000. Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share. The proceeds from the sale of the private placement warrants were added to the net proceeds from the initial public offering held in the trust account. If we do not complete a business combination by December 7, 2022, the private placement warrants will expire worthless. The private placement warrants are non-redeemable and exercisable on a cashless basis so long as they are held by our sponsor or its permitted transferees. The sale of the private placement warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
Use of Proceeds
Of the $308,000,000 in proceeds we received from our initial public offering and the sale of the private placement warrants, a total of $300,000,000, including $10,500,000 payable to the underwriter for deferred underwriting commissions, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.
There has been no material change in the planned use of proceeds from such use as described in the Company’s final prospectus (File No. 333- 250125), dated December 2, 2020, which was declared effective by the SEC on December 2, 2020.
(g)   Purchases of Equity Securities by the Issuer and Affiliated Purchasers
None.
Item 6.
Selected Financial Data

Not applicable.
Item 7.
Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with our audited consolidated financial statements and the notes related thereto which are included in “Item 8. Financial Statements and Supplementary Data” of this Annual Report on Form 10-K. Certain information contained in the discussion and analysis set forth below includes forward-looking statements. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those set forth under “Special Note Regarding Forward-Looking Statements,” “Item 1A. Risk Factors” and elsewhere in this Annual Report on Form 10-K.
This Management’s Discussion and Analysis of Financial Condition and Results of Operations has been amended and restated to give effect to the restatement and revision of our financial statements as of December 31, 2020 and for the period from October 12, 2020 (inception) through December 31, 2020. The impact of the restatement is reflected in the Management’s Discussion and Analysis of Financial Condition and Results of Operations below. Other than as disclosed in the Explanatory Note and with respect to the impact of the restatement, no other information in this Item 7 has been amended and this Item 7 does not reflect any events occurring after the Original Filing. The impact of the restatement is more fully described in Note 2 to our financial statements included in Item 15 of Part IV of this Amendment and Item 9A: Controls and Procedures, both contained herein.
This Management’s Discussion and Analysis of Financial Condition and Results of Operations has been amended and restated to give effect to the restatement of our financial statements as of September 30, 2020. Management identified errors made in its historical financial statements where, at the closing of our Initial Public Offering, we improperly valued our ordinary shares subject to possible redemption. We previously determined the ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per ordinary share while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Management determined that the ordinary shares issued during the Initial Public Offering can be redeemed or become redeemable subject to the occurrence of future events considered outside of the Company’s control. Therefore, management concluded that the redemption value should include all ordinary shares subject to possible redemption, resulting in the ordinary shares subject to possible redemption being equal to their redemption value. As a result, management has noted a reclassification error related to temporary equity and permanent equity. This resulted in a restatement to the initial carrying value of the ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and ordinary shares.
Overview
We are a blank check company incorporated in the Cayman Islands and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Annual Report as our initial business combination. We intend to pursue a target in the disruptive commerce, digital media and services, and enterprise software sectors, with a primary focus on North American and European markets. We intend to effectuate our business combination using cash derived from the proceeds of the Initial Public Offering and the sale of the private placement warrants, our shares, debt or a combination of cash, shares and debt.
Highland Transcend was established by our founding partners — Ian Friedman, Bob Davis, Paul Maeder, and Dan Nova — with the mission of supporting long-term value creation in the next generation of transformational public companies. We believe that the businesses with the greatest propensity for long-term value creation seek partners who are themselves proven value builders and have demonstrated success in ushering companies from private to public operating environments.
We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.
Results of Operations
We have neither engaged in any operations nor generated any operating revenues to date. Our only activities from inception through December 31, 2020 were organizational activities and those necessary to prepare for the Initial Public Offering, described below. We do not expect to generate any operating revenues until after the completion of our initial business combination . We expect to generate non-operating income in the form of interest income on investments held after the Initial Public Offering. We expect that we will incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with searching for, and completing, a business combination .
For the period from October 12, 2020 (inception) through December 31, 2020, we had a net loss of $4,244,366, which consisted of formation and operating expenses of $169,163,a change in fair value of warrant liability of $3,580,000 and transaction costs allocable to warrants of $506,782, offset by interest earned on investments held in the Trust Account of $11,579.
Liquidity and Capital Resources
On December 7, 2020, we consummated the Initial Public Offering of 30,000,000 units, inclusive of the underwriters’ election to partially exercise their option to purchase an additional 2,500,000 units, at a price of $10.00 per Unit, generating gross proceeds of $300,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 5,333,333 private placement warrants to the Sponsor at a price of $1.50 per Private Placement Warrant generating gross proceeds of $8,000,000.
Following the Initial Public Offering, the partial exercise of the over-allotment option, and the sale of the private placement warrants, a total of $300,000,000 was placed in the Trust Account, and we had $459,749 of cash held outside of the Trust Account, after payment of costs related to the Initial Public Offering, and available for working capital purposes. We incurred $17,017,977 in transaction costs, including $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
For the period from October 12, 2020 (inception) through December 31, 2020, net cash used in operating activities was $1,042,274. Net loss of $4,244,366 was affected by a change in fair value of warrant liability of $3,580,000, transaction costs allocable to warrants of $506,782, formation costs paid by Sponsor of $5,000, interest earned on investments of $11,579 and changes in operating assets and liabilities, which used $878,111 of cash from operating activities.
At December 31, 2020, we had investments held in the Trust Account of $300,011,579. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account, which interest shall be net of taxes payable and excluding deferred underwriting commissions, to complete our business combination. We may withdraw interest from the Trust Account to pay taxes, if any. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete a business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
At December 31, 2020, we had cash of $459,749 held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, structure, negotiate and complete a business combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant, at the option of the lender. The warrants would be identical to the private placement warrants.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our public shares upon completion of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination.
Subsequent to the Company’s previously issued Form 10-K/A on June 15, 2021, in connection with the Company’s assessment of going concern considerations in accordance with FASB’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if the Company is unable to complete a Business Combination by December 7, 2022, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 7, 2022. The Company intends to complete a Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 7, 2022.
Off-Balance Sheet Financing Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of December 31, 2020. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $15,000 for office space, administrative and support services, provided to the Company. We began incurring these fees on December 7, 2020 and will continue to incur these fees monthly until the earlier of the completion of a business combination and the Company’s liquidation.
The underwriters are entitled to a deferred fee of $0.35 per unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a business combination, subject to the terms of the underwriting agreement.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:
Warrant Liability
We account for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants for periods where no observable traded price was available are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date.
Class A Ordinary Shares Subject to Possible Redemption
We account for our ordinary shares subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of our condensed balance sheets.

Net Income (Loss) per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. We apply the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. We adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on our financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.
Item 7A.
Quantitative and Qualitative Disclosures about Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this item.
Item 8.
Financial Statements and Supplementary Data

This information appears following Item 15 of this Report and is included herein by reference.
Item 9.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.
Item 9A.
Controls and Procedures

Evaluation of Disclosure Controls and Procedures
Disclosure controls are procedures that are designed with the objective of ensuring that information required to be disclosed in our reports filed under the Exchange Act, is recorded, processed, summarized, and reported within the time period specified in the SEC’s rules and forms. Disclosure controls are also designed with the objective of ensuring that such information is accumulated and communicated to our management, including the chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure. In connection with this Amendment, our management re-evaluated, with the participation of our current chief executive officer and chief financial officer (our “Certifying Officers”), the effectiveness of our disclosure controls and procedures as of December 31, 2020, pursuant to Rule 13a-15(b) under the Exchange Act. Due to a material weakness in our internal control over financial reporting over the accounting for complex transactions, which resulted in the restatement of the Company’s financial statements as described in the Explanatory Note to this Amendment, the Certifying Officers concluded that our disclosure controls were not effective as of December 31, 2020.
We do not expect that our disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that we have detected all our control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.
Management’s Report on Internal Controls Over Financial Reporting
This Annual Report on Form 10-K does not include a report of management’s assessment regarding internal control over financial reporting or an attestation report of our independent registered public accounting firm due to a transition period established by rules of the SEC for newly public companies.
Restatement of Previously Issued Financial Statements
We revised our prior position on accounting for complex financial instruments and concluded that our previously issued financial statements as of and for the period from October 12, 2020 (inception) through December 31, 2020 should not be relied on. However, the non-cash adjustments to the financial statements do not impact the amounts previously reported for our cash and cash equivalents, total assets, revenue or cash flows.
Changes in Internal Control over Financial Reporting
There were no changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting as the circumstances that led to the restatement of our financial statements described in this Annual Report on Form 10-K/A had not yet been identified.
To respond to this material weakness, we have devoted, and plan to continue to devote, significant effort and resources to the remediation and improvement of our internal control over financial reporting. While we have processes to identify and appropriately apply applicable accounting requirements, we plan to enhance our system of evaluating and implementing the complex accounting standards that apply to our financial statements. Our plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects.
Item 9B. Other Information.
None.

PART III
Item 10.
Directors, Executive Officers and Corporate Governance

Directors and Executive Officers
Name	Age	Position
Ian Friedman	38	Chief Executive Officer and Director
Bob Davis	64	Executive Chairman
Paul Maeder	66	Chief Financial Officer
Dan Nova	59	Chief Investment Officer
Julie Bradley	52	Director
William Hockey	31	Director
Greg Peters	49	Director
Mike Wystrach	41	Director
Our directors and executive officers are as follows:
Ian Friedman, Chief Executive Officer and Director
Ian Friedman has served as our CEO and a member of our board of directors since inception. Since January 2020, Mr. Friedman has worked as an investor in the venture capital industry. Mr. Friedman joined Goldman Sachs in 2012, became vice president in 2014, and from September 2015 to October 2019 served as the Co-Head of the Venture Capital and Growth Equity team within Goldman Sachs Investment Partners. From September 2008 to July 2010, Mr. Friedman served as a Private Equity Investor of Bain Capital, LLC, a private investment firm. From September 2006 to July 2008, Mr. Friedman served as a consultant at Boston Consulting Group, a management consulting firm. Mr. Friedman has also served on the board of thredUP since 2015. Mr. Friedman holds an MBA from the Stanford Graduate School of Business and a degree in Honours Business Administration from the University of Western Ontario, Richard Ivey School of Business. We believe that Mr. Friedman is qualified to serve as a member of our board of directors because of his extensive business and investment experience in the venture capital industry and his knowledge of the disruptive commerce; digital media and services; and enterprise software industries.
Bob Davis, Executive Chairman
Bob Davis has served as our Executive Chairman and a member of our board of directors since inception. Since 2001, Mr. Davis has worked as an investor in the venture capital industry with Highland Capital Partners where he currently serves as General Partner. From June of 1995, Mr. Davis was the Founder and CEO of Lycos (IPO), a leading internet portal and media destination, and served as such until its October 2000 acquisition by Terra Networks for $5.4B. Mr. Davis served as the CEO of the newly formed Terra Lycos until February 2001 and then as the Vice Chairman of Terra Lycos until 2003. Mr. Davis has served on numerous public company boards including Lycos, Ticketmaster and John Hancock Financial Services, he has also served on many private company boards, principally through his role as a venture capital investor. Mr. Davis holds an MBA from Babson College and a BS from Northeastern University with Highest Distinction. We believe Mr. Davis’s extensive knowledge in the areas of commerce and technology coupled with his experience as a venture capitalist makes him well qualified to serve as a director.
Paul Maeder, Chief Financial Officer
Paul Maeder has been our Chief Financial Officer since inception. From 1987 to the Present, Mr. Maeder has been General Partner and, beginning in 2016, the Chair of Highland Capital Partners, a venture capital company. Previously, Mr. Maeder was an associate (1984-1985) and then served as General Partner (1985-1987) of Charles River Ventures, a venture capital company. Prior to joining Charles River Ventures, Mr. Maeder was an Engineer and Project Manager of Synemed, Inc., a biomedical engineering products company. Mr. Maeder also serves on the board of 2U (2010-Present) and Exagrid, Inc. (2017-Present). Mr. Maeder has an MBA from Harvard Business School, an MS from Stanford University, and a BSE from Princeton University.

Dan Nova, Chief Investment Officer
Dan Nova has served as our Chief Investment Officer and a member of our board of directors since inception. Mr. Nova has served as a General Partner of Highland Capital Partners since 1996. Prior to joining Highland in 1996, Dan was a Partner at CMG@Ventures from 1995 to 1996. From 1989 to 1994, Mr. Nova was a Senior Associate at Summit Partners. Mr. Nova also serves as a member of the board of directors of a number of privately held companies and has served as a member of the board of directors of publicly traded companies in the past. Mr. Nova holds an MBA from Harvard Business School and a BS in Computer Science and Marketing from Boston College.
Julie Bradley, Director
Julie Bradley has served as a director since December 3, 2020. From 2011 to 2015, she served as the Chief Financial Officer, Chief Accounting Officer, Senior Vice President and Treasurer of TripAdvisor. From 2005 to 2011, Ms. Bradley served as Chief Financial Officer of Art Technology Group Inc., up until it was acquired by Oracle. Prior to joining Art Technology Group Inc., she was Vice President of Finance at Akamai Technologies, a global content delivery network, cybersecurity, and cloud service company. Prior to Akamai Technologies, Ms. Bradley served for over seven years at Deloitte & Touche LLP, serving as a Manager specializing in multi-national corporate taxation. Ms. Bradley currently serves on the board of Wayfair (since 2018), First Watch (since 2020) and GoodRx (since 2020). Ms. Bradley is a Certified Public Accountant and holds a B.A. in Economics from Wheaton College. We believe Ms. Bradley’s experience in the areas of commerce, technology and finance make her well qualified to serve as a director.
William Hockey, Director
William Hockey has served as a director since December 3, 2020. Mr. Hockey is the co-founder and former chief technology officer and president (2012-2020) of Plaid, a data network that powers the fintech tools millions of consumers rely on to live healthier financial lives. Plaid is used by developers and businesses to make it easy for consumers to connect their financial accounts with the apps and services they want to use, and connects with financial institutions across the U.S, Canada and Europe. Mr. Hockey continues to serve on the board of Plaid. Prior to co-founding Plaid, Mr. Hockey was an associate at Bain & Company. Mr. Hockey holds undergraduate degrees in Computer Science and Systems and Operations from Emory University. We believe Mr. Hockey’s experience in the areas of technology and financial services make him well qualified to serve as a director.
Greg Peters, Director
Greg Peters has served as a director since December 3, 2020. Mr. Peters is Chief Operating Officer and Chief Product Officer of Netflix. Previously, he was International Development Officer for Netflix, responsible for the global partnerships with consumer electronics companies, Internet service providers and multi-channel video programming distributors that enable Netflix to deliver movies and TV shows across a full range of devices and platforms. Prior to joining Netflix in 2008, Mr. Peters was Senior Vice President of consumer electronics products for Macrovision Solutions Corp. (later renamed to Rovi Corporation) and previously held positions at digital entertainment software provider, Mediabolic Inc., Red Hat Network, the provider of Linux and Open Source technology, and online vendor Wine.com. Mr. Peters holds a BS in Physics and Astronomy from Yale University. Mr. Peters joined the board of 2U, Inc., a global leader in education technology, in March of 2018. We believe Mr. Peters’s experience in the areas of digital entertainment and technology make him well qualified to serve as a director.
Mike Wystrach, Director
Mike Wystrach has served as a director since December 3, 2020. From 2012 to present, Mr. Wystrach has served as the Chief Executive Officer of Freshly, the leading manufacturer of fresh, prepared meals in the United States. He brings nearly a decade of experience in the food industry and, prior to founding Freshly, Mr. Wystrach worked in every stage of business, from launching startups to equity sales with Wall Street trading companies. Mr. Wystrach holds an undergraduate degree in Finance from the University of Arizona (2002). We believe Mr. Wystrach’s experience in operations and finance make him well qualified to serve as a director.

Number and Terms of Office of Officers and Directors
Our board of directors consists of six members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first general meeting) serving a three-year term. In accordance with the NYSE corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on the NYSE. The term of office of the first class of directors, consisting of Greg Peters and Mike Wystrach, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Julie Bradley and William Hockey, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Ian Friedman and Bob Davis, will expire at the third annual general meeting.
Only holders of Class B ordinary shares will have the right to appoint directors in any general meeting held prior to or in connection with the completion of our initial business combination. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. These provisions of our amended and restated memorandum and articles of association relating to the rights of holders of Class B ordinary shares to appoint directors may be amended by a special resolution passed by a majority of at least 90% of our ordinary shares voting in a general meeting. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated memorandum and articles of association.
Director Independence
The rules of the NYSE require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder, stockholder or officer of an organization that has a relationship with the company). Our board of directors has determined that Julie Bradley, William Hockey, Greg Peters and Mike Wystrach are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Officer and Director Compensation
None of our officers or directors have received any cash compensation for services rendered to us. Commencing December 3, 2020 through the earlier of consummation of our initial business combination and our liquidation, we will pay our sponsor or an affiliate thereof up to $15,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team and other expenses and obligations of our sponsor. In addition, our sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.
Committees of the Board of Directors
Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Both our audit committee and our compensation committee will be composed solely of independent directors. Subject to phase-in rules, the rules of the NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of the NYSE require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. The charter of each committee will be available on our website at https://highlandtranscend.com/investor-relations/.
Audit Committee
Mike Wystrach, Greg Peters and William Hockey serve as members and Mr. Wystrach serves as chair of the audit committee. Mr. Wystrach, Mr. Peters and Mr. Hockey are independent of and unaffiliated with our sponsor and our underwriters. Under the NYSE listing standards and applicable SEC rules, all the directors on the audit committee must be independent.
Mr. Wystrach is financially literate and our board of directors has determined that Mr. Wystrach qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
•
assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•
meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
Julie Bradley, William Hockey and Mike Wystrach serve as the members and Ms. Bradley serves as the chair of the compensation committee. Under the NYSE listing standards, all the directors on the compensation committee must be independent.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•
reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our sponsor of up to $15,000 per month, for up to 24 months, for office space, utilities, secretarial and administrative support, other expenses and obligations of our sponsor and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance are Greg Peters, Julie Bradley and Mike Wystrach. Mr. Peters serves as the chair of the nominating and corporate governance committee. Under the NYSE listing standards, all the directors on the nominating and corporate governance committee must be independent.
We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the board of directors;

•
developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•
coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2020 there were no delinquent filers.
Code of Ethics
We have adopted a code of ethics applicable to our directors, officers and employees (our “Code of Ethics”). Our Code of Ethics is available on our website. Our Code of Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website.
Conflicts of Interest
All of our executive officers and certain of our directors have or may have fiduciary and contractual duties to certain companies in which they have invested. These entities may compete with us for acquisition opportunities. If these entities decide to pursue any such opportunity, we may be precluded from pursuing it. However, we do not expect these duties to present a significant conflict of interest with our search for an initial business combination.
Under Cayman Islands law, directors and officers owe the following fiduciary duties:
(i)
duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

(ii)
duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)
directors should not improperly fetter the exercise of future discretion;

(iv)
duty to exercise powers fairly as between different sections of shareholders;

(v)
duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

(vi)
duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.
As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings.
Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer on the one hand, and us, on the other. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our initial business combination.

Below is a table summarizing the other entities to which our officers and directors currently have fiduciary duties or contractual obligations:
Individual	Entity/Organization	Entity’s Business	Affiliation
Ian Friedman	thredUP	Consumer/Retail	Director
Bob Davis	Vecna Robotics Advisor 360 Coin Metrics LovePop Turbonomic	Technology Financial Services Financial Services/Technology Consumer/Retail Technology	Director Director Director Director Director
Paul Maeder	2U Exagrid, Inc.	Technology Technology	Director Director
Dan Nova	Catalant Clearbanc Kyruus Rent the Runway RapidSOS thredUP	Software/Marketplace Financial Services/Technology Healthcare Technology Consumer/Retail Technology Consumer/Retail	Director Director Director Director Director Director
Julie Bradley	Wayfair First Watch GoodRx	Consumer/Retail Consumer/Dining Healthcare/Technology	Director Director Director
William Hockey	Plaid	Technology/Financial Services	Director
Greg Peters	2U	Technology	Director
Mike Wystrach	Freshly	Manufacturing/Consumer	Chief Executive Officer
There are also other potential conflicts of interest:
•
Our officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our officers are not obligated to contribute any specific number of hours per week to our affairs.

•
Our initial shareholders hold founder shares and private placement warrants. Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination. Additionally, our sponsor, officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the private placement warrants will expire worthless. Furthermore, our sponsor, officers and directors have agreed not to transfer, assign or sell any of their founder shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of our initial business combination or (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup.

•
The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) will not be transferable until 30 days following the completion of our initial business combination. Because each of our officers and directors will own ordinary shares or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our sponsor, officers or directors or completing the business combination through a joint venture or other form of shared ownership with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business combination target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking which is a member of FINRA or a valuation or appraisal firm, that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context. Furthermore, in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, commencing on the date our securities are first listed on the NYSE, we will also pay our sponsor or an affiliate thereof up to $15,000 per month for office space, utilities, secretarial and administrative services provided to members of our management team and other expenses and obligations of our sponsor.
We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.
In the event that we submit our initial business combination to our public shareholders for a vote, our sponsor, officers and directors have agreed to vote their founder shares, and they and the other members of our management team have agreed to vote their founder shares and any shares purchased during or after the offering in favor of our initial business combination.
Limitation on Liability and Indemnification of Officers and Directors
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. We have also entered into indemnity agreements with them.
Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.
Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.
Item 11.
Executive Compensation.

None of our officers or directors have received or, prior to our initial business combination, will receive any cash compensation for services rendered to us. We pay our sponsor up to $15,000 per month for office space, administrative and support services. Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.
We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the completion of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.
Item 12.
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information regarding the beneficial ownership of our ordinary shares available to us at March 24, 2021, with respect to our ordinary shares held by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•
each of our officers and directors; and

•
all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of March 24, 2021.
Name of Beneficial Owners(1)	Class A ordinary shares		Class B ordinary shares(2)
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
5% Shareholders:
Highland Transcend Partners I, LLC(3)	—	—	7,500,000	98.4%	19.9%
Entities affiliated with Millennium Group Management LLC(4)	1,600,000	5.3%	—	—	4.3%
Entities affiliated with BlueCrest Capital Management Limited(5)	1,800,000	6.0%	—	—	4.8%
Entities affiliated with Park West Asset Management LLC(6)	1,500,000	5.0%	—	—	4.0%
Entities affiliated with BlackRock, Inc.(7)	2,084,082	6.9%	—	—	5.5%
Entities affiliated with Glazer Capital, LLC(8)	1,641,788	5.5%	—	—	4.3%
Directors and Officers:
Ian Friedman	—	—	—	—	—
Bob Davis	—	—	—	—	—
Paul Maeder	—	—	—	—	—
Dan Nova	—	—	—	—	—
Julie Bradley	—	—	30,000	*	*
William Hockey	—	—	30,000	*	*
Greg Peters	—	—	30,000	*	*
Mike Wystrach		—	30,000	*	*
All officers and directors as a group (eight individuals)	—	—	120,000	1.6%	*

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following is 777 Arthur Godfrey Road, #202, Miami Beach, FL 33140.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)
Highland Transcend Partners I, LLC, our sponsor, is the record holder of such shares, and Highland Transcend Partners I, LLC is wholly owned by Highland Transcend Partners, LLC. There are four managers of Highland Transcend Partners I, LLC’s board of managers: Ian Nathan Friedman, Robert John Davis, Paul Albert Maeder, and Daniel Joseph Nowiszewski. Each manager of Highland Transcend Partners I, LLC has one vote, and the approval of three of the four members of the board of managers is required to approve an action of Highland Transcend Partners I, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Highland Transcend Partners I, LLC. Based upon the foregoing analysis, no individual manager of Highland Transcend Partners I, LLC exercises voting or dispositive control over any of the securities held by Highland Transcend Partners I, LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.
(4)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes: (i) 1,020,000 Class A ordinary shares held by Integrated Core Strategies (US) LLC (“Integrated Core Strategies”); (ii) 400,000 Class A ordinary shoes held by Riverview Group LLC (“Riverview Group”); and (iii) 180,000 Class A ordinary shoes held by ICS Opportunities, Ltd. (“ICS Opportunities”). Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”), is the investment manager to ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), is the general partner of the managing member of Integrated Core Strategies and Riverview Group and may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and Riverview Group. Millennium Management is also the general partner of the 100% owner of ICS Opportunities and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Group Management LLC, a Delaware limited liability company (“Millennium Group Management”), is the managing member of Millennium Management and may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and Riverview Group. Millennium Group Management is also the general partner of Millennium International Management and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. The managing member of Millennium Group Management is a trust of which Israel A. Englander, a United States citizen (“Mr. Englander” and, together with Millennium Group Management, Millennium Management, Millennium International Management, ICS Opportunities, Riverview Group and Integrated Core Strategies, the “Millennium Investors”), currently serves as the sole voting trustee. Therefore, Mr. Englander may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies, Riverview Group and ICS Opportunities. The address of each the Millennium Investors is c/o Millennium Management LLC 666 Fifth Avenue New York, New York 10103.

(5)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes 1,800,000 Class A ordinary shares held for the account of Millais Limited by BlueCrest Capital Management Limited, which serves as investment manager to Millais Limited. Michael Platt serves as principal, director and control person of BlueCrest Capital Management Limited. The address of each of BlueCrest Capital Management Limited and Mr. Platt is Ground Floor, Harbour Reach, La Rue de Carteret St Helier Jersey Channel Islands JE2 4HR.

(6)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Includes 1,500,000 Class A ordinary shares held by Park West Asset Management LLC (“PWAM”). PWAM is the investment manager to Park West Investors Master Fund, Limited (“PWIMF”), and Park West Partners International, Limited (“PWPI”, and collectively with PWIMF and PWAM, the “PW Funds”). Peter S. Park, through one or more affiliated entities, is the controlling manager of PWAM. PWAM and Mr. Park may be deemed to beneficially own 1,500,000 Class A ordinary shares held in the aggregate by the PW Funds. The address of the PW Funds and Mr. Park is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(7)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. BlackRock, Inc. has sole voting and dispositive power with respect to such Class A ordinary shares on behalf of itself and the following subsidiaries: BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(8)
The information in the table above is based solely on information contained in this shareholder’s

Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer, who serves as the managing member of Glazer Capital, have shared voting and dispositive power with respect to the Class A ordinary shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). The address for the Glazer Funds and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.
Our initial shareholders beneficially own approximately 20% of the issued and outstanding ordinary shares (excluding the representative shares). Prior to our initial business combination, only holders of our founders shares have the right to vote on the election of directors, and holders of a majority of our founders shares may remove a member of the board of directors for any reason. In addition, because of their ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.
In connection with our initial public offering, our sponsor purchased an aggregate of 5,333,333 private placement warrants at a price of $1.50 per warrant. Each private placement warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as provided herein. If we do not complete our initial business combination by December 7, 2022, the proceeds of the sale of the private placement warrants held in the trust account will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. The private placement warrants are subject to the transfer restrictions described below. The private placement warrants will not be redeemable by us so long as they are held by our sponsor or its permitted transferees. If the private placement warrants are held by holders other than our sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in our initial public offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in our initial public offering.
Our sponsor and our officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws. See “Item 13. Certain Relationships and Related Transactions, and Director Independence” for additional information regarding our relationships with our promoters.
Transfers of Founder Shares and Private Placement Warrants
The founder shares, private placement warrants and any Class A ordinary shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the agreement entered into by our sponsor and management team. Those lock-up provisions provide that such securities are not transferable or salable (i) in the case of the founder shares, until the earlier of (A) one year after the completion of our initial business combination or earlier if, subsequent to our initial business combination, the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination and (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property and (ii) in the case of the private placement warrants and any Class A ordinary shares issuable upon conversion or exercise thereof, until 30 days after the completion of our initial business combination except in each case (a) to our officers or directors, any affiliate or family member of any of our officers or directors, any affiliate of our sponsor or to any member of the sponsor or any of their affiliates, (b) in the case of an individual, as a gift to such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such person; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of a business combination at prices no greater than the price at which the shares or warrants were originally purchased; (f) by virtue of the laws of the Cayman Islands or our sponsor’s limited liability company agreement upon dissolution of our sponsor, (g) in the event of our liquidation prior to our consummation of our initial business combination; or (h) in the event that, subsequent to our consummation of an initial business combination, we complete a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreements.
Registration Rights
The holders of the founder shares, private placement warrants and any warrants that may be issued on conversion of working capital loans (and any ordinary shares issuable upon the exercise of the private placement warrants or warrants issued upon conversion of the working capital loans and upon conversion of the founder shares) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities.
In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (1) in the case of the founder shares, on the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property, and (2) in the case of the private placement warrants and the respective Class A ordinary shares underlying such warrants, 30 days after the completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
Equity Compensation Plans
As of December 31, 2020, we had no compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance.
Item 13.
Certain Relationships and Related Transactions, and Director Independence

In October 2020, our sponsor made a capital contribution of $25,000, or approximately $0.004 per share, to cover certain of our expenses, for which we issued founder shares to our sponsor such that they initially held an aggregate of 7,906,250 founder shares. On January 19, 2021, in connection with the expiration of the underwriter’s over-allotment option, our sponsor surrendered 406,250 founder shares. As such, our sponsor now owns 7,500,000 founder shares. Our initial shareholders collectively own 20% of our issued and outstanding shares as of our initial public offering.
In connection with our initial public offering, our sponsor purchased an aggregate of 5,333,333 private placement warrants at a price of $1.50 per warrant. Each private placement warrant may be exercised for one Class A ordinary share at a price of $11.50 per share, subject to adjustment as provided herein. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.
As more fully discussed in “Item 10. Directors, Executive Officers and Corporate Governance — Conflicts of Interest,” if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Certain of our officers and directors presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity.
We entered into an Administrative Services Agreement pursuant to which we pay our sponsor up to $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying any of these monthly fees. Accordingly, in the event the consummation of our initial business combination takes until December 7, 2020, our sponsor will be paid an aggregate of up to approximately $360,000 ($15,000 per month) for office space, administrative and support services, and other expenses and obligations of our sponsor and will be entitled to be reimbursed for any out-of-pocket expenses.
Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
Our sponsor agreed to loan us up to $300,000 under an unsecured promissory note to be used for a portion of the expenses of our initial public offering. These loans were non-interest bearing and unsecured, and were repaid upon completion of the initial public offering out of the $1,000,000 of offering proceeds that had been allocated for the payment of offering expenses (other than underwriting commissions) not held in the trust account. The value of our sponsor’s interest in this loan transaction corresponded to the principal amount outstanding under any such loan.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Any such loans may be repaid only from funds held outside the trust account or from funds released to us upon completion of our initial business combination. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our sponsor. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We have entered into a registration rights agreement with respect to the founder shares, private placement warrants and warrants issued upon conversion of working capital loans (if any), which is described under the heading “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters — Registration Rights.”
Related Party Policy
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its shareholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
Director Independence
The rules of the NYSE require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder, stockholder or officer of an organization that has a relationship with the company). Our board of directors has determined that Julie Bradley, William Hockey, Greg Peters and Mike Wystrach are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Item 14.
Principal Accountant Fees and Services.

The firm of WithumSmith+Brown, PC, or Withum, acts as our independent registered public accounting firm. The following is a summary of fees paid to Withum for services rendered.
Audit Fees.   During the period from October 12, 2020 (inception) through December 31, 2020, fees for our independent registered public accounting firm were approximately $67,980 for the services Withum performed in connection with our Initial Public Offering and the audit of our December 31, 2020 financial statements included in this Annual Report on Form 10-K.
Audit-Related Fees.   During the period from October 12, 2020 (inception) through December 31, 2020, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.
Tax Fees.   During the period from October 12, 2020 (inception) through December 31, 2020, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.
All Other Fees.   During the period from October 12, 2020 (inception) through December 31, 2020, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PART IV
Item 15.    Exhibits, Financial Statement Schedules
(a)
The following documents are filed as part of this Form 10-K/A:

(1)
Financial Statements:

(2)
Financial Statement Schedules:

None.
(3)
Exhibits

We hereby file as part of this Report the exhibits listed in the attached Exhibit Index. Exhibits which are incorporated herein by reference can be accessed on the SEC website at www.sec.gov.
Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association (incorporated herein by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
4.1	Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, As Amended*
4.2	Warrant Agreement, dated December 2, 2020 between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
10.1	Letter Agreement, dated December 2, 2020, among the Company and its officers and directors and Highland Transcend Partners I, LLC (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
10.2	Investment Management Trust Agreement, dated December 2, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee (incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
10.3	Registration Rights Agreement, dated December 2, 2020, between the Company and certain security holders (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
10.4	Administrative Services Agreement, dated December 2, 2020, between the Company and Highland Transcend Partners I, LLC (incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
10.5	Private Placement Warrants Purchase Agreement, dated December 2, 2020, between the Company and Highland Transcend Partners I, LLC (incorporated herein by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2020)
10.6	Promissory Note issued to Highland Transcend Partners I, LLC (incorporated herein by reference to Exhibit 10.6 of the Company’s Registration Statement on Form S-1 (333-250125)

Exhibit No.	Description
filed with the SEC on November 11, 2020)
31.1	Certification of the Registrant’s Chief Executive Officer (Principal Executive Officer) Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
31.2	Certification of the Registrant’s Chief Financial Officer (Principal Financial and Accounting Officer) Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
32.1	Certification of the Registrant’s Chief Executive Officer (Principal Executive Officer) Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*
32.2	Certification of the Registrant’s Chief Financial Officer (Principal Financial and Accounting Officer) Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

*
Filed herewith.

Item 16.    Form 10-K Summary
Not applicable.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this Annual Report on Form 10-K/A to be signed on its behalf by the undersigned, thereunto duly authorized, on December 7, 2021.
Highland Transcend Partners I Corp.
By:	/s/ Ian Friedman Name: Ian Friedman Title: Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Annual Report on Form 10-K/A has been signed by the following persons in the capacity and on the dates indicated.
Name	Position	Date
/s/ Ian Friedman Ian Friedman	Chief Financial Officer ((Principal Executive Officer)	December 7, 2021
/s/ Paul Maeder Paul Maeder	Chief Financial Officer (Principal Financial and Accounting Officer)	December 7, 2021
/s/ Bob Davis Bob Davis	Executive Chairman	December 7, 2021 December 7, 2021
/s/ Julie Bradley Julie Bradley	Director	December 7, 2021 December 7, 2021
/s/ William Hockey William Hockey	Director	December 7, 2021 December 7, 2021
/s/ Greg Peters Greg Peters	Director	December 7, 2021 December 7, 2021
/s/ Mike Wystrach Mike Wystrach	Director	December 7, 2021 December 7, 2021

HIGHLAND TRANSCEND PARTNERS I CORP.

J-F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholders and the Board of Directors of
Highland Transcend Partners I Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of Highland Transcend Partners I Corp. (the “Company”), as of December 31, 2020, the related statements of operations, changes in shareholders’ equity and cash flows for the period from October 12, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from October 12, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statements
As discussed in Note 2 to the financial statements, the 2020 financial statements have been restated to correct certain misstatements.
Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, if the Company is unable to complete a business combination by December 7, 2022 then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
New York, New York
June 15, 2021, except for the effects of the restatement disclosed in Note 2, as to which the date is December 6, 2021

J-F-2

HIGHLAND TRANSCEND PARTNERS I CORP.
BALANCE SHEET (AS RESTATED — SEE NOTE 2)
DECEMBER 31, 2020
ASSETS
Current assets
Cash	$459,749
Prepaid expenses	998,675
Total Current Assets	1,458,424
Investments held in Trust Account	300,011,579
TOTAL ASSETS	$301,470,003
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities – Accrued expenses	$120,564
Total Current Liabilities	120,564
Warrant liability	17,126,666
Deferred underwriting fee payable	10,500,000
Total Liabilities	27,747,230
Commitments and Contingencies
Class A ordinary shares subject to possible redemption, $0.0001 par value; 30,000,000 shares issued and outstanding at $10.00 per share redemption value	300,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; no shares issued or outstanding (excluding 30,000,000 shares subject to possible redemption)	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,906,250 shares issued and outstanding(1)	791
Additional paid-in capital	—
Accumulated deficit	(26,278,018)
Total Shareholders’ Deficit	(26,277,227)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$301,470,003

(1)
Includes up to 406,250 Class B ordinary shares subject to forfeiture as a result of the underwriters’ election to partially exercise its over-allotment option (see Note 5).

The accompanying notes are an integral part of the financial statements.
J-F-3

HIGHLAND TRANSCEND PARTNERS I CORP.
STATEMENT OF OPERATIONS (AS RESTATED — SEE NOTE 2)
FOR THE PERIOD FROM OCTOBER 12, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Formation and operating costs	$169,163
Loss from operations	(169,163)
Other income (expense):
Change in fair value of warrant liability	(3,580,000)
Transaction costs allocable to warrants	(506,782)
Interest earned on investments held in Trust Account	11,579
Other expense, net	(4,075,203)
Net Loss	$(4,244,366)
Weighted average shares outstanding of Class A redeemable ordinary shares	9,375,000
Basic and diluted net income per share, Class A redeemable ordinary shares	$(0.26)
Weighted average shares outstanding of Class B non-redeemable ordinary shares(1)	7,070,313
Basic and diluted net loss per share, Class B non-redeemable ordinary shares	$(0.26)

(1)
Excludes up to 406,250 Class B ordinary shares subject to forfeiture as a result of the underwriters’ election to partially exercise their over-allotment option (see Note 5).

The accompanying notes are an integral part of the financial statements.
J-F-4

HIGHLAND TRANSCEND PARTNERS I CORP.
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (AS RESTATED — SEE NOTE 2)
FOR THE PERIOD FROM OCTOBER 12, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
	Class B Ordinary Shares		Additional Paid in Capital	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance – October 12, 2020 (inception)	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor(1)	7,906,250	791	24,209	—	25,000
Proceeds received in excess of fair value of Private Placement Warrants	—	—	3,253,334	—	3,253,334
Accretion for Class A ordinary shares to redemption amount	—	—	(3,277,543)	(22,033,652)	(25,311,195)
Net loss	—	—	—	(4,244,366)	(4,244,366)
Balance – December 31, 2020	7,906,250	$791	$—	$(26,278,018)	$(26,277,227)

(1)
Includes an aggregate of up to 406,250 Class B ordinary shares that are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised (see Note 4).

The accompanying notes are an integral part of the financial statements.
J-F-5

HIGHLAND TRANSCEND PARTNERS I CORP.
STATEMENT OF CASH FLOWS (AS RESTATED — SEE NOTE 2)
FOR THE PERIOD FROM OCTOBER 12, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Cash Flows from Operating Activities:
Net loss	$(4,244,366)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liability	3,580,000
Transaction costs allocable to warrants	506,782
Formation cost paid by Sponsor in exchange for issuance of founder shares	5,000
Interest earned on investments held in Trust Account	(11,579)
Changes in operating assets and liabilities:
Prepaid expenses	(998,675)
Accrued expenses	120,564
Net cash used in operating activities	(1,042,274)
Cash Flows from Investing Activities:
Investment of cash in Trust Account	(300,000,000)
Net cash used in investing activities	(300,000,000)
Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	294,000,000
Proceeds from sale of Private Placement Warrants	8,000,000
Proceeds from promissory note – related party	(81,002)
Payments of offering costs	(416,975)
Net cash provided by financing activities	301,502,023
Net Change in Cash	459,749
Cash – Beginning	—
Cash – Ending	$459,749
Non-Cash Investing and Financing Activities:
Deferred underwriting fee payable	$10,500,000
Payment of offering costs through promissory note	$81,002
Offering costs paid by Sponsor in exchange for issuance of founder shares	$20,000
The accompanying notes are an integral part of the financial statements.
J-F-6

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
NOTE 1 — ORGANIZATION AND PLAN OF BUSINESS OPERATIONS
Highland Transcend Partners I Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on October 12, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).
The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2020, the Company had not commenced any operations. All activity for the period from October 12, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the proposed initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 2, 2020. On December 7, 2020, the Company consummated the Initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Units, at $10.00 per Unit, generating gross proceeds of $300,000,000 which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 5,333,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to Highland Transcend Partners I, LLC (the “Sponsor”), generating gross proceeds of $8,000,000, which is described in Note 4.
Transaction costs amounted to $17,017,977, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
Following the closing of the Initial Public Offering on December 7, 2020, an amount of $300,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting commissions held in the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

J-F-7

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
The Company will provide the holders of the public shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination, either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination (initially anticipated to be $10.00 per Public Share), including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, subject to certain limitations as described in the prospectus. The per-share amount to be distributed to the Public Shareholders who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.
Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.
The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.
The Company will have until December 7, 2022 to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay the Company’s taxes,

J-F-8

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.
The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
The Company concluded it should restate its previously issued financial statements by amending Amendment No. 1 to its Annual Report on Form 10-K/A, filed with the SEC on June 15, 2021, to classify all Class A ordinary shares subject to possible redemption in temporary equity. In accordance with ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A ordinary shares in permanent equity, or total shareholders’ equity. Although the Company did not specify a maximum redemption threshold, its charter currently provides that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. Previously, the Company did not consider redeemable ordinary shares classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Also, in connection with the change in

J-F-9

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
presentation for the Class A ordinary shares subject to possible redemption, the Company also revised its earnings per share calculation to allocate income and losses shared pro rata between the two classes of ordinary shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of ordinary shares share pro rata in the income and losses of the Company. As a result, the Company restated its previously filed financial statements to present all redeemable Class A ordinary shares as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480. The Company’s previously filed financial statements that contained the error were initially reported in the Company’s Form 8-K filed with the SEC on December 11, 2020 (the “Post-IPO Balance Sheet”) and the Company’s Annual Report on 10-K for the annual period ended December 31, 2020, which were previously restated in the Company’s Amendment No. 1 to its Form 10-K as filed with the SEC on June 15, 2021, as well as the Form 10-Qs for the quarterly periods ended March 31, 2021 and June 30, 2021 (the “Affected Periods”). These financial statements restate the Company’s previously issued audited financial statements covering the periods through December 31, 2020. The Company’s unaudited financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 will be restated in an amendment to the Company’s Form 10-Q for the quarterly period ended September 30, 2021 to be filed with the SEC. This restatement also resulted in changes to the disclosure provided in footnotes 3 and 8 of these financial statements.
Impact of the Restatement
The impact of the restatement on the Post IPO Balance Sheet as of December 7, 2020 is presented below.
Balance Sheet as of December 7, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Class A ordinary shares subject to possible redemption	$272,455,350	$27,544,650	$300,000,000
Class A ordinary shares	$275	$(275)	$—
Additional paid-in capital	$5,510,723	$(5,510,723)	$—
Accumulated deficit	$(511,782)	$(22,033,652)	$(22,545,434)
Total Shareholders’ Equity (Deficit)	$5,000,003	$(27,544,650)	$(22,544,647)
Number of shares subject to redemption	27,245,535	2,754,465	30,000,000
The impact of the restatement on the audited balance sheet as of December 31, 2020 is presented below:
Balance Sheet as of December 31, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Class A ordinary shares subject to possible redemption	$268,722,770	$31,277,230	$300,000,000
Class A ordinary shares	$313	$(313)	$—
Additional paid-in capital	$9,243,265	$(9,243,265)	$—
Accumulated deficit	$(4,244,366)	$(22,033,652)	$(26,278,018)
Total Shareholders’ Equity (Deficit)	$5,000,003	$(31,277,230)	$(26,277,227)
Number of shares subject to redemption	26,872,277	3,127,723	30,000,000

J-F-10

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
The impact to the reported amounts of weighted average shares outstanding and basic and diluted earnings per ordinary share is presented below for the period ended December 31, 2020:
Statement of Operations for the period December 7, 2020 (inception) through December 31, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Weighted average shares outstanding of Class A ordinary shares	30,000,000	(20,625,000)	9,375,000
Basic and diluted net loss per share, Class A ordinary shares	$—	(0.26)	$(0.26)
Weighted average shares outstanding of Class B ordinary shares	7,500,000	(429,688)	7,070,313
Basic and diluted loss income per share, Class B ordinary shares	$(0.57)	0.31	$(0.26)
The impact of the restatement to the previously reported as restated statement of cash flows for the period ended December 31, 2020, is presented below:
Statement of Cash Flows for the period from December 7, 2020 (inception) through December 31, 2020 (audited)	As Reported As Previously Restated in 10-K/A Amendment No. 1	Adjustment	As Restated
Initial classification of Class A ordinary shares subject to possible redemption	$272,455,350	$(272,455,350)	$—
Change in value of Class A ordinary shares subject to possible redemption	$(3,732,580)	$3,732,580	$—
Going Concern
Subsequent to the Company’s previously issued Form 10-K/A on June 22, 2021, in connection with the Company’s assessment of going concern considerations in accordance with FASB’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if the Company is unable to complete a Business Combination by December 7, 2022, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution as well as the Company’s working capital deficit raise substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 7, 2022. The Company intends to complete a Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 7, 2022.
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (the “SEC”).
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage

J-F-11

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and disclosure of contingent assets and liabilities at the date of the financial statements.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included within these financial states is the determination of the fair value of the warrant liability. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020.
Investments Held in Trust Account
At December 31, 2020, substantially all of the assets held in the Trust Account were held in U.S. Treasury securities.
Warrant Liability
The Company accounts for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants for periods where no observable traded price was available are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued

J-F-12

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 10).
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2020, there are 30,000,000 Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.
Effective with the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount, which resulted in charges against additional paid-in capital (to the extent available) and accumulated deficit.
At December 31, 2020, the Class A ordinary shares reflected in the balance sheet are reconciled in the following table:
Gross proceeds	$300,000,000
Less:
Proceeds allocated to Public Warrants	(8,800,000)
Class A ordinary shares issuance costs	(16,511,195)
Plus:
Accretion of carrying value to redemption value	25,311,195
Class A ordinary shares subject to possible redemption	$300,000,000
Offering Costs
Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the Initial Public Offering that are directly related to the Initial Public Offering. Offering costs amounted to $17,017,977, of which $16,511,195 were charged against the carrying value of Class A ordinary shares upon the completion of the Initial Public Offering and $506,782 were expensed to the statement of operations.
Income Taxes
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to tax examinations since inception.

J-F-13

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.
Net Loss Per Ordinary Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. The Company has two classes of ordinary shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata between the two classes of ordinary shares. Net income (loss) per ordinary shares is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period.
The calculation of diluted income (loss) per ordinary share does not consider the effect of the warrants issued in connection with the Initial Public Offering, since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 26,283,053 Class A ordinary shares in the aggregate. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value. As of December 31, 2020, the Company did not have any other dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted net loss per ordinary share is the same as basic net loss per ordinary share for the period presented.
The following table reflects the calculation of basic and diluted net income (loss) per ordinary share (in dollars, except per share amounts):
	For The Period Ended December 7, 2020 (inception) through December 31, 2020
	Class A	Class B
Basic and diluted net loss per ordinary share
Numerator:
Allocation of net loss	$(3,395,493)	$(848,873)
Denominator:
Basic and diluted weighted average shares outstanding	30,000,000	7,500,000
Basic and diluted net loss per ordinary share	$(0.11)	$(0.11)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such accounts.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature, except for the Warrants (see Note 10).
Recent Accounting Standards
In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, Debt — debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’

J-F-14

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’ Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas The Company adopted ASU 2020-06 on January 1, 2021. Adoption of the ASU did not impact the Company’s financial position, results of operations, or cash flows.
The Company’s management does not believe any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
NOTE 4 — INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 30,000,000 Units, which includes a partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 7).
NOTE 5 — PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 5,333,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $8,000,000, in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 6 — RELATED PARTY TRANSACTIONS
Founder Shares
In October 2020, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 8,625,000 Class B ordinary shares (the “Founder Shares”). On October 21, 2020, the Sponsor surrendered 1,437,500 Class B ordinary shares. On November 30, 2020, the Sponsor transferred an aggregate of 120,000 Class B ordinary shares to certain of its directors and an aggregate of 30,000 Class B ordinary shares to certain third-party advisors. On December 2, 2020, the Company effected a share dividend whereby the Company issued 718,750 Class B ordinary shares, resulting in an aggregate of 7,906,250 Class B ordinary shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share cancellation and share dividend. The Founder Shares include an aggregate of up to 406,250 Class B ordinary shares that remain subject to forfeiture by the Sponsor following the underwriters’ election to partially exercise their over-allotment option so that the number of Founder Shares will collectively represent 20% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

J-F-15

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
Administrative Support Agreement
The Company entered into an agreement, commencing on December 7, 2020 through the earlier of the consummation of a Business Combination or the Company’s liquidation, to pay the Sponsor or an affiliate a monthly fee of $15,000 for office space, utilities, secretarial and administrative services. For the period from October 12, 2020 (inception) through December 31, 2020, the Company incurred $15,000 in fees for these services, of which is included in accrued expenses in the accompanying balance sheet as of December 31, 2020.
Promissory Note — Related Party
On October 13, 2020, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the completion of the Initial Public Offering. The outstanding balance under the Promissory Note of $81,002 was repaid in full upon the closing of the Initial Public Offering.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of December 31, 2020, the Company had no outstanding borrowings under the Working Capital Loans.
NOTE 7 — COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 global pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s results of operations, financial position and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements does not include any adjustments that might result from the outcome of this uncertainty.
Registration and Shareholders Rights
Pursuant to a registration and shareholders rights agreement entered into on December 2, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans) will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the

J-F-16

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
completion of a Business Combination. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option to purchase up to 4,125,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. As a result of the underwriter’s election to partially exercise the over-allotment option to purchase an additional 2,500,000 Units, a total of 1,625,000 Units remain available for purchase at a price of $10.00 per Unit.
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 8 — SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2020, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At December 31, 2020, there were 30,000,000 Class A ordinary shares issued and outstanding, which are subject to possible redemption and therefor classified as temporary equity..
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. At December 31, 2020, there were 7,906,250 Class B ordinary shares issued and outstanding, of which an aggregate of up to 406,250 Class B ordinary shares remain subject to forfeiture as a result of the underwriters’ election to partially exercise their over-allotment option, so that the number of Class B ordinary shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering.
Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the Company Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

J-F-17

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
NOTE 9 — WARRANTS
Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00.   Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

J-F-18

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00.   Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined based on the redemption date and the fair market value of the Class A ordinary shares;

•
if, and only if, the Reference Value equal or exceeds $10.00 per public share (as adjusted); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of its Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.
Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable, except as described above, so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

J-F-19

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
NOTE 10  —  FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts.
At December 31, 2020, assets held in the Trust Account were comprised of $701 in cash and $300,010,878 in U.S. Treasury securities. During the year ended December 31, 2020, the Company did not withdraw any interest income from the Trust Account.
The following table presents information about the gross holding gains and fair value of held-to-maturity securities at December 31, 2020:
Held-To-Maturity		Level	Amortized Cost	Gross Holding Loss	Fair Value
December 31, 2020	U.S. Treasury Securities (Mature on 06/03/2021)	1	$300,010,878	$(21,416)	$299,989,462
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	December 31, 2020
Assets:
Investments held in Trust Account	1	$299,989,462
Liabilities:
Warrant Liability – Public Warrants	3	11,100,000
Warrant Liability – Private Placement Warrants	3	6,026,666
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheet. The warrant liabilities are measured at fair value at inception and on

J-F-20

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO FINANCIAL STATEMENTS
a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statement of operations.
The Private Placement Warrants were valued using a Modified Black Scholes Model, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the Private Placement Warrants is the expected volatility of the ordinary shares. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The Public Warrants were valued using a Monte Carlo simulation implementing the Black Scholes Option Pricing Model that is modified to capture the redemption features of the Public Warrants. The primary unobservable inputs utilized in determining the fair value of the Public Warrants are the expected volatility of the ordinary shares and the stock price. The subsequent measurements of the Public Warrants after the detachment of the Public Warrants from the Units will be classified as Level 1 due to the use of an observable market quote in an active market. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant price will be used as the fair value as of each relevant date.
The key inputs for the Private Placement Warrants and Public Warrants were as follows:
	December 7, 2020 (Initial Measurement)	December 31, 2020
Stock Price	$10.00	$10.00
Exercise price	$11.50	$11.50
Risk-free interest rate	0.40%	0.36%
Expected volatility	17.76%	21.21%
Probability of Business Combination	80.0%	80.0%
The following table presents the changes in the fair value of Level 3 warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of October 12, 2020	$—	$—	$—
Initial measurement on December 7, 2020	4,746,666	8,800,000	13,546,666
Change in valuation inputs or other assumptions	1,280,000	2,300,000	3,580,000
Fair value as of December 31, 2020	$6,026,666	$11,100,000	$17,126,666
NOTE 11 — SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other and the restatement discussed in Note 2, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

J-F-21

Exhibit 4.1
Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, As Amended
The following description sets forth certain material terms and provisions of the securities of Highland Transcend Partners I Corp. (“we,” “us” or “our”) that are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following description of our securities is not complete and may not contain all the information you should consider before investing in our securities. This description is summarized from, and qualified in its entirety by reference to, our amended and restated memorandum and articles of association, which are incorporated herein by reference. The summary below is also qualified by reference to the Companies Law and common law of the Cayman Islands.
As of December 31, 2020, we had three classes of securities registered under the Exchange Act: our Class A ordinary shares, $0.0001 par value per share; warrants to purchase shares of our Class A ordinary shares; and units consisting of one Class A ordinary share and one-third of one redeemable warrant to purchase one Class A ordinary share. In addition, this Description of Securities also contains a description of our Class B ordinary shares, par value $0.0001 per share (“founder shares”), which are not registered pursuant to Section 12 of the Exchange Act but are convertible into shares of the Class A ordinary shares. The description of the founder shares is necessary to understand the material terms of the Class A ordinary shares.
Units
Each unit consists of one Class A ordinary share and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of the company’s Class A ordinary shares. This means only a whole warrant may be exercised at any given time by a warrant holder.
The Class A ordinary shares and warrants began separate trading on January 25, 2021 and holders have the option to continue to hold units or separate their units into the component pieces.
Ordinary Shares
Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. Unless specified in our amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Law or applicable stock exchange rules, the affirmative vote of a majority of our ordinary shares that are voted is required to approve any such matter voted on by our shareholders. Approval of certain actions will require a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the company, and pursuant to our amended and restated memorandum and articles of association; such actions include amending our amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. There is no cumulative voting with respect to the appointment of directors, with the result that the holders of more than 50% of the shares voted for the appointment of directors can appoint all of the directors. However, only holders of Class B ordinary shares will have the right to appoint directors in any general meeting held prior to or in connection with the completion of our initial business combination, meaning that holders of Class A ordinary shares will not have the right to appoint any directors until after the completion of our initial business combination. Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.
Because our amended and restated memorandum and articles of association authorize the issuance of up to 200,000,000 Class A ordinary shares, if we were to enter into a business combination, we may

J-EXH-1

(depending on the terms of such a business combination) be required to increase the number of Class A ordinary shares which we are authorized to issue at the same time as our shareholders vote on the business combination to the extent we seek shareholder approval in connection with our initial business combination. Our board of directors is divided into three classes with only one class of directors being appointed in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term.
In accordance with NYSE corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on the NYSE. There is no requirement under the Companies Law for us to hold annual or extraordinary general meetings or appoint directors. We may not hold an annual general meeting to appoint new directors prior to the consummation of our initial business combination.
We will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations and on the conditions described herein. The amount in the trust account is initially anticipated to be $10.00 per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination. Unlike many special purpose acquisition companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon completion of such initial business combinations even when a vote is not required by law, if a shareholder vote is not required by law and we do not decide to hold a shareholder vote for business or other legal reasons, we will, pursuant to our amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing our initial business combination. Our amended and restated memorandum and articles of association require these tender offer documents to contain substantially the same financial and other information about our initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a shareholder approval of the transaction is required by law, or we decide to obtain shareholder approval for business or other reasons, we will, like many special purpose acquisition companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If we seek shareholder approval, we will complete our initial business combination only if we receive an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. However, the participation of our sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions, if any, could result in the approval of our initial business combination even if a majority of our public shareholders vote, or indicate their intention to vote, against such initial business combination. For purposes of seeking approval of an ordinary resolution, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. Our amended and restated memorandum and articles of association require that at least five days’ notice will be given of any general meeting.
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the ordinary shares sold in our initial public offering, which we refer to as the “Excess Shares” without our prior consent. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Our shareholders’ inability to redeem the Excess Shares will reduce their influence over our ability to complete our initial business combination, and such shareholders could suffer a material loss in their investment if

J-EXH-2

they sell such Excess Shares on the open market. Additionally, such shareholders will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And, as a result, such shareholders will continue to hold that number of shares exceeding 15% and, in order to dispose such shares would be required to sell their shares in open market transactions, potentially at a loss.
If we seek shareholder approval in connection with our initial business combination, our sponsor, officers and directors have agreed to vote their founder shares and any public shares purchased during or after our initial public offering (including in open market and privately-negotiated transactions) in favor of our initial business combination. As a result, in addition to our initial shareholders’ founder shares, we would need 11,250,001, or 37.5%, of the 30,000,000 public shares sold in our initial public offering to be voted in favor of an initial business combination in order to have our initial business combination approved (assuming all outstanding shares are voted). Additionally, each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction or whether they were a public shareholder on the record date for the general meeting held to approve the proposed transaction.
Pursuant to our amended and restated memorandum and articles of association, if we have not completed our initial business combination by December 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by December 7, 2022. However, if our sponsor or management team acquire public shares after our initial public offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the prescribed time period.
In the event of a liquidation, dissolution or winding up of the company after a business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that we will provide our public shareholders with the opportunity to redeem their public shares for cash at a per-share price equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, upon the completion of our initial business combination, subject to the limitations and on the conditions described herein.
Founder Shares
The founder shares are designated as Class B ordinary shares and, except as described below, are identical to the Class A ordinary shares included in the units sold in our initial public offering, and holders of founder shares have the same shareholder rights as public shareholders, except that (i) the founder shares are subject to certain transfer restrictions, as described in more detail below, (ii) the founder shares are entitled to registration rights; (iii) Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (A) waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination, (B) waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial

J-EXH-3

business combination or to redeem 100% of our public shares if we have not consummated an initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, (C) waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by December 7, 2022, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within such time period and (D) vote any founder shares held by them and any public shares purchased during or after our initial public offering (including in open market and privately-negotiated transactions) in favor of our initial business combination, (iv) the founder shares are automatically convertible into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment as described herein and in our amended and restated memorandum and articles of association, and (v) only holders of Class B ordinary shares will have the right to appoint directors in any general meeting held prior to or in connection with the completion of our initial business combination.
The founder shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with our initial business combination, the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to our sponsor, officers or directors upon conversion of working capital loans; provided that such conversion of founder shares will never occur on a less than one-for-one basis.
With certain limited exceptions, the founder shares are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with our sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (A) one year after the completion of our initial business combination or earlier if, subsequent to our initial business combination, the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, and (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Register of Members
Under Cayman Islands law, we must keep a register of members and there will be entered therein:
•
the names and addresses of the members, a statement of the shares held by each member, and of the amount paid or agreed to be considered as paid, on the shares of each member and the voting rights of shares of each member;

•
whether voting rights are attached to the share in issue;

•
the date on which the name of any person was entered on the register as a member; and

•
the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of our company is prima facie evidence of the matters set out therein (i.e. the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members will be deemed as a matter of

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Cayman Islands law to have legal title to the shares as set against its name in the register of members. Upon the closing of our initial public offering, the register of members was immediately updated to reflect the issue of shares by us. Once our register of members has been updated, the shareholders recorded in the register of members will be deemed to have legal title to the shares set against their name. However, there are certain limited circumstances where an application may be made to a Cayman Islands court for a determination on whether the register of members reflects the correct legal position. Further, the Cayman Islands court has the power to order that the register of members maintained by a company should be rectified where it considers that the register of members does not reflect the correct legal position. If an application for an order for rectification of the register of members were made in respect of our ordinary shares, then the validity of such shares may be subject to re-examination by a Cayman Islands court.
Preferred Shares
Our amended and restated memorandum and articles of association authorize 1,000,000 preferred shares and provide that preferred shares may be issued from time to time in one or more series. Our board of directors is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our board of directors is able to, without shareholder approval, issue preferred shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. The ability of our board of directors to issue preferred shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred shares issued and outstanding at the date hereof. Although we do not currently intend to issue any preferred shares, we cannot assure you that we will not do so in the future.
Warrants
Public Shareholders’ Warrants
Each whole warrant entitles the registered holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of one year from December 7, 2021 and 30 days after the completion of our initial business combination, provided, in each case, that we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of Class A ordinary shares. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least three units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
We are not obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No public warrant is exercisable and we are not obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event are we required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.

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We have agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. We will use our commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering each such warrant for that number of Class A ordinary shares equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied the excess of the “fair market value” less the exercise price of the warrants by (y) the fair market value and (B) 0.361. The “fair market value” shall mean the volume weighted average price of the Class A ordinary shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00
Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the private placement warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before we send to the notice of redemption to the warrant holders (which we refer to as the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like).

If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. However, we will not redeem the warrants unless an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period.
We have established the last of the redemption criteria discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. Any such exercise would not be done on a “cashless” basis and would require the exercising warrant holder to pay the exercise price for each warrant being exercised. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

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Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $10.00
Once the warrants become exercisable, we may redeem the outstanding warrants:
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in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of our Class A ordinary shares (as defined below);

•
if, and only if, the Reference Value (as defined above under “Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00”) equals or exceeds $10.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) the private placement warrants must also be concurrently called for redemption on the same terms as the outstanding public warrants, as described above.

The numbers in the table below represent the number of Class A ordinary shares that a warrant holder will receive upon exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of our Class A ordinary shares on the corresponding redemption date (assuming holders elect to exercise their warrants and such warrants are not redeemed for $0.10 per warrant), determined based on volume-weighted average price of our Class A ordinary shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants, and the number of months that the corresponding redemption date precedes the expiration date of the warrants, each as set forth in the table below. We will provide our warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends.
Pursuant to the warrant agreement, references above to Class A ordinary shares shall include a security other than Class A ordinary shares into which the Class A ordinary shares have been converted or exchanged for in the event we are not the surviving company in our initial business combination.
The numbers in the table below will not be adjusted when determining the number of Class A ordinary shares to be issued upon exercise of the warrants if we are not the surviving entity following our initial business combination.
The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a warrant or the exercise price of the warrant is adjusted as set forth under the heading “— Anti-dilution Adjustments” below. If the number of shares issuable upon exercise of a warrant is adjusted, the adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the exercise price of the warrant after such adjustment and the denominator of which is the price of the warrant immediately prior to such adjustment. In such an event, the number of shares in the table below shall be adjusted by multiplying such share amounts by a fraction, the numerator of which is the number of shares deliverable upon exercise of a warrant immediately prior to such adjustment and the denominator of which is the number of shares deliverable upon exercise of a warrant as so adjusted. If the exercise price of the warrant is adjusted as a result of raising capital in connection with the initial business combination, the adjusted share prices in the column headings will by multiplied by a fraction, the numerator of which is the higher of the Market Value and the Newly Issued Price as set forth under the heading “— Anti-dilution Adjustments” and the denominator of which is $10.00.

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Redemption Date (period to expiration of warrants)	Fair Market Value of Class A Ordinary Shares
	$10.00	$11.00	12.00	$13.00	$14.00	$15.00	$16.00	$17.00	$18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361
The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of Class A ordinary shares to be issued for each warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365 or 366-day year, as applicable. For example, if the volume-weighted average price of our Class A ordinary shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $11.00 per share, and at such time there are 57 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 Class A ordinary shares for each whole warrant.
For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume-weighted average price of our Class A ordinary shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $13.50 per share, and at such time there are 38 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.298 Class A ordinary shares for each whole warrant. In no event will the warrants be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
This redemption feature is structured to allow for all of the outstanding warrants to be redeemed when the Class A ordinary shares are trading at or above $10.00 per share, which may be at a time when the trading price of our Class A ordinary shares is below the exercise price of the warrants. We have established this redemption feature to provide us with the flexibility to redeem the warrants without the warrants having to reach the $18.00 per share threshold set forth above under “— Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00.” Holders choosing to exercise their warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of shares for their warrants based on an option pricing model with a fixed volatility input as of December 2, 2020. This

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redemption right provides us with an additional mechanism by which to redeem all of the outstanding warrants, and therefore have certainty as to our capital structure as the warrants would no longer be outstanding and would have been exercised or redeemed. We will be required to pay the applicable redemption price to warrant holders if we choose to exercise this redemption right and it will allow us to quickly proceed with a redemption of the warrants if we determine it is in our best interest to do so. As such, we would redeem the warrants in this manner when we believe it is in our best interest to update our capital structure to remove the warrants and pay the redemption price to the warrant holders. As stated above, we can redeem the warrants when the Class A ordinary shares are trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to our capital structure and cash position while providing warrant holders with the opportunity to exercise their warrants on a cashless basis for the applicable number of shares. If we choose to redeem the warrants when the Class A ordinary shares are trading at a price below the exercise price of the warrants, this could result in the warrant holders receiving fewer Class A ordinary shares than they would have received if they had chosen to wait to exercise their warrants for Class A ordinary shares if and when such Class A ordinary shares were trading at a price higher than the exercise price of $11.50.
No fractional Class A ordinary shares will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of Class A ordinary shares to be issued to the holder. If, at the time of redemption, the warrants are exercisable for a security other than the Class A ordinary shares pursuant to the warrant agreement (for instance, if we are not the surviving company in our initial business combination), the warrants may be exercised for such security. At such time as the warrants become exercisable for a security other than the Class A ordinary shares, the Company (or surviving company) will use its commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the warrants.
Redemption Procedures.   A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the Class A ordinary shares outstanding immediately after giving effect to such exercise.
Anti-dilution Adjustments.   If the number of outstanding Class A ordinary shares is increased by a share capitalization payable in Class A ordinary shares, or by a split-up of ordinary shares or other similar event, then, on the effective date of such share capitalization, split-up or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding ordinary shares. A rights offering to holders of ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the “historical fair market value” (as defined below) will be deemed a share capitalization of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) one minus the quotient of (x) the price per Class A ordinary share paid in such rights offering and (y) the historical fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume weighted average price of Class A ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Class A ordinary shares on account of such Class A ordinary shares (or other securities into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a proposed initial business combination, or (d) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Class A ordinary share in respect of such event.

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If the number of outstanding Class A ordinary shares is decreased by a consolidation, combination, reverse share split or reclassification of Class A ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Class A ordinary shares.
Whenever the number of Class A ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Class A ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of Class A ordinary shares so purchasable immediately thereafter.
In addition, if (x) we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our sponsors or their affiliates, without taking into account any founder shares held by our initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the completion of our initial business combination (net of redemptions), and (z) the volume-weighted average trading price of our Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which we complete our initial business combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices described adjacent to “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00” and “Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
In case of any reclassification or reorganization of the outstanding Class A ordinary shares (other than those described above or that solely affects the par value of such Class A ordinary shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our issued and outstanding Class A ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the Class A ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of Class A ordinary shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Class A ordinary shares in such a transaction is payable in the form of Class A ordinary shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes Warrant Value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.
The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective

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provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive Class A ordinary shares. After the issuance of Class A ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number, the number of Class A ordinary shares to be issued to the warrant holder.
Private Placement Warrants
The private placement warrants (including the Class A ordinary shares issuable upon exercise of such warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination (except, among other limited exceptions as described under “Principal Shareholders — Transfers of Founder Shares and Private Placement Warrants,” to our officers and directors and other persons or entities affiliated with our sponsor) and they will not be redeemable by us so long as they are held by our sponsor, members of our sponsor or their permitted transferees. The sponsor or its permitted transferees, have the option to exercise the private placement warrants on a cashless basis. Except as described below, the private placement warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in our initial public offering. If the private placement warrants are held by holders other than the sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in our initial public offering.
Except as described under “— Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $10.00,” if holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “historical fair market value” of our Class A ordinary shares (defined below) over the exercise price of the warrants by (y) the fair market value. For these purposes, the “historical fair market value” will mean the average reported closing price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by the sponsor or its permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike public shareholders who could exercise their warrants and sell the Class A ordinary shares received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.
Dividends
We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a

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business combination will be within the discretion of our board of directors at such time. If we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
Our Transfer Agent and Warrant Agent
The transfer agent for our ordinary shares and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its shareholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity.
Certain Differences in Corporate Law
Cayman Islands companies are governed by the Companies Law. The Companies Law is modeled on English Law but does not follow recent English Law statutory enactments, and differs from laws applicable to United States corporations and their shareholders. Set forth below is a summary of the material differences between the provisions of the Companies Law applicable to us and the laws applicable to companies incorporated in the United States and their shareholders.
Mergers and Similar Arrangements.   In certain circumstances, the Companies Law allows for mergers or consolidations between two Cayman Islands companies, or between a Cayman Islands exempted company and a company incorporated in another jurisdiction (provided that is facilitated by the laws of that other jurisdiction).
Where the merger or consolidation is between two Cayman Islands companies, the directors of each company must approve a written plan of merger or consolidation containing certain prescribed information. That plan or merger or consolidation must then be authorized by either (a) a special resolution (usually a majority of 66 2∕3% in value who attend and vote at a general meeting) of the shareholders of each company; or (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. No shareholder resolution is required for a merger between a parent company (i.e., a company that owns at least 90% of the issued shares of each class in a subsidiary company) and its subsidiary company. The consent of each holder of a fixed or floating security interest of a constituent company must be obtained, unless the court waives such requirement. If the Cayman Islands Registrar of Companies is satisfied that the requirements of the Companies Law (which includes certain other formalities) have been complied with, the Registrar of Companies will register the plan of merger or consolidation.
Where the merger or consolidation involves a foreign company, the procedure is similar, save that with respect to the foreign company, the directors of the Cayman Islands exempted company are required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the merger or consolidation is permitted or not prohibited by the constitutional documents of the foreign company and by the laws of the jurisdiction in which the foreign company is incorporated, and that those laws and any requirements of those constitutional documents have been or will be complied with; (ii) that no petition or other similar proceeding has been filed and remains outstanding or order made or resolution adopted to wind up or liquidate the foreign company in any jurisdictions; (iii) that no receiver, trustee, administrator or other similar person has been appointed in any jurisdiction and is acting in respect of the foreign company, its affairs or its property or any part thereof; (iv) that no scheme, order, compromise or other similar arrangement has been entered into or made in any jurisdiction whereby the rights of creditors of the foreign company are and continue to be suspended or restricted.
Where the surviving company is the Cayman Islands exempted company, the directors of the Cayman Islands exempted company are further required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the foreign company is able to pay its debts as they fall due and that the merger or consolidated is bona fide and not intended to defraud unsecured creditors of the foreign company; (ii) that in respect of the transfer of any security interest granted by the foreign company to the surviving or consolidated company (a) consent or

J-EXH-12

approval to the transfer has been obtained, released or waived; (b) the transfer is permitted by and has been approved in accordance with the constitutional documents of the foreign company; and (c) the laws of the jurisdiction of the foreign company with respect to the transfer have been or will be complied with; (iii) that the foreign company will, upon the merger or consolidation becoming effective, cease to be incorporated, registered or exist under the laws of the relevant foreign jurisdiction; and (iv) that there is no other reason why it would be against the public interest to permit the merger or consolidation.
Where the above procedures are adopted, the Companies Law provides for a right of dissenting shareholders to be paid a payment of the fair value of his shares upon their dissenting to the merger or consolidation if they follow a prescribed procedure. In essence, that procedure is as follows (a) the shareholder must give his written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for his shares if the merger or consolidation is authorized by the vote; (b) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice to each shareholder who made a written objection; (c) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of his intention to dissent including, among other details, a demand for payment of the fair value of his shares; (d) within seven days following the date of the expiration of the period set out in paragraph (b) above or seven days following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase his shares at a price that the company determines is the fair value and if the company and the shareholder agree the price within 30 days following the date on which the offer was made, the company must pay the shareholder such amount; and (e) if the company and the shareholder fail to agree a price within such 30 day period, within 20 days following the date on which such 30 day period expires, the company (and any dissenting shareholder) must file a petition with the Cayman Islands Grand Court to determine the fair value and such petition must be accompanied by a list of the names and addresses of the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached. These rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date or where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.
Moreover, Cayman Islands law has separate statutory provisions that facilitate the reconstruction or amalgamation of companies in certain circumstances, schemes of arrangement will generally be more suited for complex mergers or other transactions involving widely held companies, commonly referred to in the Cayman Islands as a “scheme of arrangement” which may be tantamount to a merger. In the event that a merger was sought pursuant to a scheme of arrangement (the procedures for which are more rigorous and take longer to complete than the procedures typically required to consummate a merger in the United States), the arrangement in question must be approved by a majority in number of each class of shareholders and creditors with whom the arrangement is to be made and who must in addition represent three-fourths in value of each such class of shareholders or creditors, as the case may be, that are present and voting either in person or by proxy at a meeting, or meeting summoned for that purpose. The convening of the meetings and subsequently the terms of the arrangement must be sanctioned by the Grand Court of the Cayman Islands. While a dissenting shareholder would have the right to express to the court the view that the transaction should not be approved, the court can be expected to approve the arrangement if it satisfies itself that:
•
we are not proposing to act illegally or beyond the scope of our corporate authority and the statutory provisions as to majority vote have been complied with;

•
the shareholders have been fairly represented at the meeting in question;

•
the arrangement is such as a businessman would reasonably approve; and

J-EXH-13

•
the arrangement is not one that would more properly be sanctioned under some other provision of the Companies Law or that would amount to a “fraud on the minority.”

If a scheme of arrangement or takeover offer (as described below) is approved, any dissenting shareholder would have no rights comparable to appraisal rights (providing rights to receive payment in cash for the judicially determined value of the shares), which would otherwise ordinarily be available to dissenting shareholders of United States corporations.
Squeeze-out Provisions.   When a takeover offer is made and accepted by holders of 90% of the shares to whom the offer relates is made within four months, the offeror may, within a two-month period, require the holders of the remaining shares to transfer such shares on the terms of the offer. An objection can be made to the Grand Court of the Cayman Islands but this is unlikely to succeed unless there is evidence of fraud, bad faith, collusion or inequitable treatment of the shareholders.
Further, transactions similar to a merger, reconstruction and/or an amalgamation may in some circumstances be achieved through means other than these statutory provisions, such as a share capital exchange, asset acquisition or control, or through contractual arrangements, of an operating business.
Shareholders’ Suits.   Our Cayman Islands legal counsel is not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, we will be the proper plaintiff in any claim based on a breach of duty owed to us, and a claim against (for example) our officers or directors usually may not be brought by a shareholder. However, based both on Cayman Islands authorities and on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:
•
a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•
the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

•
those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against us where the individual rights of that shareholder have been infringed or are about to be infringed.
Enforcement of Civil Liabilities.   The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States.
We have been advised by our Cayman Islands legal counsel that the courts of the Cayman Islands are unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
Special Considerations for Exempted Companies.   We are an exempted company with limited liability under the Companies Law. The Companies Law distinguishes between ordinary resident companies and

J-EXH-14

exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for the exemptions and privileges listed below:
•
an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies;

•
an exempted company’s register of members is not open to inspection;

•
an exempted company does not have to hold an annual general meeting;

•
an exempted company may issue shares with no par value;

•
an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

•
an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

•
an exempted company may register as a limited duration company; and

•
an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).
Our Amended and Restated Memorandum and Articles of Association
The Business Combination Article of our amended and restated memorandum and articles of association contains provisions designed to provide certain rights and protections relating to our initial public offering that will apply to us until the completion of our initial business combination. These provisions cannot be amended without a special resolution. As a matter of Cayman Islands law, a resolution is deemed to be a special resolution where it has been approved by either (i) at least two-thirds (or any higher threshold specified in a company’s articles of association) of a company’s shareholders at a general meeting for which notice specifying the intention to propose the resolution as a special resolution has been given; or (ii) if so authorized by a company’s articles of association, by a unanimous written resolution of all of the company’s shareholders. Our amended and restated memorandum and articles of association provide that special resolutions must be approved either by at least two-thirds of our shareholders who attend and vote at a general meeting (i.e., the lowest threshold permissible under Cayman Islands law), or by a unanimous written resolution of all of our shareholders.
Our initial shareholders, who collectively beneficially own 20% of our ordinary shares upon the closing of our initial public offering), will participate in any vote to amend our amended and restated memorandum and articles of association and will have the discretion to vote in any manner they choose. Specifically, our amended and restated memorandum and articles of association provide, among other things, that:
•
If we have not completed our initial business combination by December 7, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law;

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•
Prior to our initial business combination, we may not issue additional securities that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on our initial business combination;

•
Although we do not intend to enter into a business combination with a target business that is affiliated with our sponsor, our directors or our officers, we are not prohibited from doing so. In the event we enter into such a transaction, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm which is a member of FINRA or a valuation or appraisal firm that such a business combination is fair to our company from a financial point of view;

•
If a shareholder vote on our initial business combination is not required by law and we do not decide to hold a shareholder vote for business or other legal reasons, we will offer to redeem our public shares pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, and will file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about our initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act;

•
We must complete one or more business combinations having an aggregate fair market value of at least 80% of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial business combination;

•
If our shareholders approve an amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 7, 2022 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations and on the conditions described herein; and

•
We will not effectuate our initial business combination with another blank check company or a similar company with nominal operations.

In addition, our amended and restated memorandum and articles of association provide we will not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We may, however, raise funds through the issuance of equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop arrangements we may enter into following our initial public offering, in order to, among other reasons, satisfy such net tangible assets requirement.
The Companies Law permits a company incorporated in the Cayman Islands to amend its memorandum and articles of association with the approval of a special resolution. A company’s articles of association may specify that the approval of a higher majority is required but, provided the approval of the required majority is obtained, any Cayman Islands exempted company may amend its memorandum and articles of association regardless of whether its memorandum and articles of association provides otherwise. Accordingly, although we could amend any of the provisions relating to our proposed offering, structure and business plan which are contained in our amended and restated memorandum and articles of association, we view all of these provisions as binding obligations to our shareholders and neither we, nor our officers or directors, will take any action to amend or waive any of these provisions unless we provide dissenting public shareholders with the opportunity to redeem their public shares.
Certain Anti-Takeover Provisions of Our Amended and Restated Memorandum and Articles of Association
Our authorized but unissued Class A ordinary shares and preferred shares are available for future issuances without shareholder approval and could be utilized for a variety of corporate purposes, including

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future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved Class A ordinary shares and preferred shares could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.
Securities Eligible for Future Sale
We have 37,500,000 ordinary shares issued and outstanding. Of these shares, the 30,000,000 Class A ordinary shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining 7,500,000 founder shares and all 5,333,333 private placement warrants are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering, and are subject to transfer restrictions as set forth in the prospectus for our initial public offering.
Rule 144
Pursuant to Rule 144, a person who has beneficially owned restricted shares or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted shares or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of ordinary shares then outstanding, which will currently equal 375,000; or

•
the average weekly reported trading volume of the Class A ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
•
the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•
at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, our initial shareholders will be able to sell their founder shares and private placement warrants, as applicable, pursuant to Rule 144 without registration one year after we have completed our initial business combination.
Registration Rights
The holders of the founder shares, private placement warrants and any warrants that may be issued on conversion of working capital loans (and any ordinary shares issuable upon the exercise of the private

J-EXH-17

placement warrants or warrants issued upon conversion of the working capital loans and upon conversion of the founder shares) are be entitled to registration rights pursuant to a registration rights agreement requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (1) in the case of the founder shares, on the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property, and (2) in the case of the private placement warrants and the respective Class A ordinary shares underlying such warrants, 30 days after the completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
Listing of Securities
Our units, Class A ordinary shares and warrants have been approved for trading on NYSE under the symbols “HTPA.U,” “HTPA” and “HTPA.WS,” respectively.

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Exhibit 31.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13a-14(a)
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Ian Friedman, certify that:
1.
I have reviewed this annual report on Form 10-K/A of Highland Transcend Partners I Corp. (the “Company”);

2
.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4.
The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
[Paragraph intentionally omitted in accordance with SEC Release Nos. 34-47986 and
34-54942];

c.
Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the Company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.
The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Date: December 7, 2021
/s/ Ian Friedman

Ian Friedman
Chief Executive Officer
(Principal Executive Officer)

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Exhibit 31.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(a)
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Paul Maeder, certify that:
1.
I have reviewed this annual report on Form 10-K/A of Highland Transcend Partners I Corp. (the “Company”);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4.
The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
[Paragraph intentionally omitted in accordance with SEC Release Nos. 34-47986 and 34-54942];

c.
Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the Company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.
The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Date: December 7, 2021
/s/ Paul Maeder

Paul Maeder
Chief Financial Officer
(Principal Financial Officer)

J-EXH-20

Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Ian Friedman, Chief Executive Officer of Highland Transcend Partners I Corp. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.
The Annual Report of the Company on Form 10-K/A for the fiscal year ended December 31, 2020 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2021
/s/ Ian Friedman

Ian Friedman
Chief Executive Officer
(Principal Executive Officer)
This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

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Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Paul Maeder, Chief Financial Officer of Highland Transcend Partners I Corp. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.
The Annual Report of the Company on Form 10-K/A for the fiscal year ended December 31, 2020 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2021
/s/ Paul Maeder

Paul Maeder
Chief Financial Officer
This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

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Annex K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q/A
(MARK ONE)
☒
QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarter ended June 30, 2021
OR
☐
TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                 to                 .
Commission file number 001-39751
HIGHLAND TRANSCEND PARTNERS I CORP.
(Exact name of registrant as specified in its charter)
Cayman Islands, KY1-1104 (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. Employer Identification Number)
16 Fayerweather St Cambridge, Massachusetts (Address of principal executive offices)
+1 617-401-4015 (Issuer’s telephone number)
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	HTPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HTPA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	HTPA.U	The New York Stock Exchange
Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒ No ☐
Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).  Yes ☒ No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definitions of “large accelerated filer”, “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☒ No ☐
As of August 11, 2021, there were 30,000,000 Class A ordinary shares, $0.0001 par value, and 7,500,000 Class B ordinary shares, $0.0001 par value, issued and outstanding.

EXPLANATORY NOTE
Highland Transcend Partners I Corp. (the “Company”) is filing this amended Form 10-Q/A (“Form 10-Q/A”) to amend the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021, originally filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2021 (the “Original Report”), to restate the Company’s financial statements and related footnote disclosures as of and for the three and six months ended June 30, 2021 due to the inadvertent filing of the Form 10-Q before the Company’s independent registered public accountants had completed its review and provided authorization. This Form 10-Q/A also amends certain other Items in the Original Report, as listed in “Items Amended in this Form 10-Q/A” below.
Restatement Background
As a result of the above, the restatement consists of typographical edits and enhanced disclosures primarily related to the investments held in trust as well as the fair value presentation of the Company’s assets and liabilities measured at fair value.
As a result, the Company’s management, together with the Audit Committee, determined on August 16, 2021, that the Company’s financial statements and other financial data as of and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 should be restated in the Amended Form 10-Q as a result of this error. This restatement and revisions result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows.
In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of June 30, 2021. The Company’s management has concluded that in light of the revisions described above, and the filing of the Form 10-Q before the Company’s independent registered public accountants completed its review and provided authorization, an additional material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of this Form 10-Q/A.
Items Amended in this Form 10-Q/A
This Form 10-Q/A presents the Original Report, amended and restated with modifications as necessary to reflect the restatements. The following items have been amended to reflect the restatement:
Part I, Item 1. Financial Statements
Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part I, Item 4. Controls and Procedures
Part II, Item 1A. Risk Factors
In addition, the Company’s Principal Executive Officer and Principal Financial and Accounting Officer has provided new certifications dated as of the date of this filing in connection with this Form 10-Q/A (Exhibits 31.1, 31.2, 32.1 and 32.2).
Except as described above, this Form 10-Q/A does not amend, update or change any other items or disclosures in the Original Report and does not purport to reflect any information or events subsequent to the filing thereof. As such, this Form 10-Q/A speaks only as of the date the Original Report was filed, and we have not undertaken herein to amend, supplement or update any information contained in the Original Report to give effect to any subsequent events. Accordingly, this Form 10-Q/A should be read in conjunction with our filings made with the SEC subsequent to the filing of the Original Report, including any amendment to those filings.

HIGHLAND TRANSCEND PARTNERS I CORP.
FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2021

PART I — FINANCIAL INFORMATION
Item 1.   Interim Financial Statements.
HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED BALANCE SHEETS
	June 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets
Cash	$215,682	$459,749
Prepaid expenses	726,171	998,675
Total Current Assets	941,853	1,458,424
Investments held in Trust Account	300,102,702	300,011,579
TOTAL ASSETS	$301,044,555	$301,470,003
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$885,580	$120,564
Total Current Liabilities	885,580	120,564
Warrant liabilities	16,920,000	17,126,666
Deferred underwriting fee payable	10,500,000	10,500,000
Total Liabilities	28,305,580	27,747,230
Commitments and Contingencies
Class A ordinary shares subject to possible redemption 26,773,897 and 26,872,277 shares at $10.00 per share as of June 30, 2021 and December 31, 2020, respectively	267,738,970	268,722,770
Shareholders’ Equity
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 3,226,103 and 3,127,723 shares issued and outstanding (excluding 26,773,897 and 26,872,277 shares subject to possible redemption) as of June 30, 2021 and December 31, 2020, respectively	323	313
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,500,000 and 7,906,250 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively(1)	750	791
Additional paid-in capital	10,227,096	9,243,265
Accumulated deficit	(5,228,164)	(4,244,366)
Total Shareholders’ Equity	5,000,005	5,000,003
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$301,044,555	$301,470,003

(1)
As of December 31, 2020 included up to 406,250 Class B ordinary shares subject to forfeiture as a result of the underwriters’ election to partially exercise its over-allotment option. The remaining over-allotment option expired unexercised on January 21, 2021 and, as a result, 406,250 Class B ordinary shares were forfeited (see Note 5).

The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
General and administrative expenses	$737,447	$1,281,586
Loss from operations	(737,447)	(1,281,586)
Other income:
Change in fair value of warrant liabilities	2,566,666	206,666
Interest earned on investments held in Trust Account	45,812	91,122
Total other income	2,612,478	297,788
Net income (loss)	$1,875,031	$(983,798)
Weighted average shares outstanding of Class A redeemable ordinary shares	30,000,000	30,000,000
Basic and diluted income per share, Class A redeemable ordinary shares	$—	$—
Weighted average shares outstanding of Class B non-redeemable ordinary shares	7,500,000	7,500,000
Basic and diluted net loss (loss) per share, Class B non-redeemable ordinary shares	$0.24	$(0.14)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
THREE AND SIX MONTHS ENDED JUNE 30, 2021
(UNAUDITED)
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount	Shares	Amount
Balance – January 1, 2021	3,127,723	$313	7,906,250	$791	$9,243,265	$(4,244,366)	$5,000,003
Forfeiture of Founder Shares	—	—	(406,250)	(41)	41	—	—
Change in Class A ordinary shares subject to redemption	285,883	28	—	—	2,858,802	—	2,858,830
Net loss	—	—	—	—	—	(2,858,829)	(2,858,829)
Balance – March 31, 2021	3,413,606	$341	7,500,000	$750	$12,102,108	$(7,103,195)	$5,000,004
Change in Class A ordinary shares subject to redemption	(187,503)	(18)	—	—	(1,875,012)	—	(1,875,030)
Net income	—	—	—	—	—	1,875,031	1,875,031
Balance – June 30, 2021	3,226,103	$323	7,500,000	$750	$10,227,096	$(5,228,164)	$5,000,005
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2021
(UNAUDITED)
Cash Flows from Operating Activities:
Net loss	$(983,798)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liabilities	(206,666)
Interest earned on investments held in Trust Account	(91,122)
Changes in operating assets and liabilities:
Prepaid expenses	272,504
Accounts payable and accrued expenses	765,016
Net cash used in operating activities	(244,067)
Net Change in Cash	(244,067)
Cash – Beginning of period	459,749
Cash – End of period	$215,682
Non-Cash investing and financing activities:
Change in value of Class A ordinary shares subject to possible redemption	(983,800)
Forfeiture of Founder Shares	(41)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Highland Transcend Partners I Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on October 12, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).
The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of June 30, 2021, the Company had not commenced any operations. All activity for the period from October 12, 2020 (inception) through June 30, 2021 relates to the Company’s formation, the proposed initial public offering (“Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 2, 2020. On December 7, 2020, the Company consummated the Initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Units, at $10.00 per Unit, generating gross proceeds of $300,000,000 which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 5,333,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to Highland Transcend Partners I, LLC (the “Sponsor”), generating gross proceeds of $8,000,000, which is described in Note 4.
Transaction costs amounted to $17,017,977, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
Following the closing of the Initial Public Offering on December 7, 2020, an amount of $300,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting commissions held in the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide the holders of the public shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination, either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination (initially $10.00 per Public Share), including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, subject to certain limitations as described in the prospectus. The per-share amount to be distributed to the Public Shareholders who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.
Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.
The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
The Company will have until December 7, 2022 to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay the Company’s taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.
The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2020, as filed with the SEC on June 15, 2021. The interim results for the three and six months ended June 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
Such estimates may be subject to change as more current information becomes available and, accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2021 and December 31, 2020.
Warrant Liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). The Company accounts for the Public Warrants and Private Placement Warrants (together with the Public Warrants, the “Warrants”) in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 9).
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at June 30, 2021 and December 31, 2020, Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets.
Offering Costs
Offering costs consisted of legal, accounting and other expenses incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with warrant liabilities were expensed as incurred in the condensed statements of operations. Offering costs associated with the Class A ordinary shares issued were charged to shareholders’ equity upon the completion of the Initial Public Offering.
Income Taxes
The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of June 30, 2021 and December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.
Net income (Loss) per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding for the period. The calculation of diluted loss per ordinary share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, (ii) the exercise of the over-allotment option and (iii) Private Placement Warrants since the inclusion of such warrants would be anti-dilutive. The warrants are exercisable to purchase 15,333,333 shares of Class A ordinary shares in the aggregate.
The Company’s statements of operations include a presentation of income (loss) per ordinary share for ordinary shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per ordinary share, basic and diluted, for Class A redeemable ordinary shares is calculated by dividing the interest income earned on the Trust Account, by the weighted average number of Class A redeemable ordinary shares outstanding for the period. Net loss per ordinary share, basic and diluted, for Class B non-redeemable ordinary shares is calculated by dividing the net income (loss), adjusted for income attributable to Class A redeemable ordinary shares, by the weighted average number of Class B non-redeemable ordinary shares outstanding for the period. Class B non-redeemable ordinary shares includes the Founder Shares as these shares do not have any redemption features and do not participate in the income earned on the Trust Account.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
The following table reflects the calculation of basic and diluted net income (loss) per ordinary share (in dollars, except per share amounts):
	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Redeemable Class A Ordinary Shares
Numerator: Earnings allocable to Redeemable Class A Ordinary Shares
Interest earned on investments in Trust Account	$45,812	$91,122
Redeemable Net Earnings	$45,812	$91,122
Denominator: Weighted Average Redeemable Class A Ordinary Shares
Redeemable Class A Ordinary Shares, Basic and Diluted	30,000,000	30,000,000
Earnings/Basic and Diluted Redeemable Class A Ordinary Shares	$—	$—
Non-Redeemable Class A and B Ordinary Shares
Numerator: Net Income (Loss) minus Redeemable Net Earnings
Net Income (Loss)	$1,875,031	$(983,798)
Less: Redeemable Net Earnings	(45,812)	(91,122)
Non-Redeemable Net Income (Loss)	$1,829,219	$(1,074,920)
Denominator: Weighted Average Non-Redeemable Class A and B Ordinary Shares
Non-Redeemable Class Ordinary Shares, Basic and Diluted(1)	7,500,000	7,500,000
Earnings (Loss)/Basic and Diluted Non-Redeemable Class B Ordinary Shares	$0.24	$(0.14)
For the three and six months ended June 30, 2021, basic and diluted shares are the same as there are no non-redeemable securities that are dilutive to the Company’s shareholders.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, excluding the warrant liability which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximate the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature, except for the Warrants (see Note 9).
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on the Company’s financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.
NOTE 3. INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 30,000,000 Units, which includes a partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 8).
NOTE 4. PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 5,333,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $8,000,000, in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 8). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 5. RELATED PARTY TRANSACTIONS
Founder Shares
In October 2020, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 8,625,000 Class B ordinary shares (the “Founder Shares”). On October 21, 2020, the Sponsor surrendered 1,437,500 Class B ordinary shares. On November 30, 2020, the Sponsor transferred an aggregate of 120,000 Class B ordinary shares to certain of its directors and an aggregate of 30,000 Class B ordinary shares to certain third-party advisors. On December 2, 2020, the Company effected a share dividend whereby the Company issued 718,750 Class B ordinary shares, resulting in an aggregate of 7,906,250 Class B ordinary shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share cancellation and share dividend. The Founder Shares include an aggregate of up to 406,250 Class B ordinary shares that remain subject to forfeiture by the Sponsor following the underwriters’ election to partially exercise their over-allotment option so that the number of Founder Shares will collectively represent 20.0% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering. On January 21, 2021, the option to exercise the remaining over-allotment

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
balance expired unexercised and 406,250 Founder Shares were forfeited, resulting in an aggregate of 7,500,000 Founder Shares issued and outstanding.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Administrative Services Agreement
The Company entered into an agreement, commencing on December 7, 2020 through the earlier of the consummation of a Business Combination or the Company’s liquidation, to pay the Sponsor or an affiliate a monthly fee of $15,000 for office space, utilities, secretarial and administrative services. For the three and six months ended June 30, 2021, the Company incurred and paid $45,000 and $90,000 in fees for these services, respectively.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of June 30, 2021 and December 31, 2020, there were no amounts outstanding under the Working Capital Loans.
NOTE 6. COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Registration and Shareholders Rights
Pursuant to a registration and shareholders rights agreement entered into on December 2, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans) will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option to purchase up to 4,125,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. The underwriters partially exercised their over-allotment to purchase an additional 2,500,000 Units at $10.00 per Unit. The remaining over-allotment option to purchase 1,625,000 Units expired unexercised on January 21, 2021.
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 7. SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of June 30, 2021 and December 31, 2020, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of June 30, 2021 and December 31, 2020, there were 3,226,103 and 3,127,723 Class A ordinary shares issued and outstanding, excluding 26,773,897 and 26,872,277 Class A ordinary shares subject to possible redemption, respectively.
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. As of June 30, 2021 and December 31, 2020, there were 7,500,000 and 7,906,250 of Class B ordinary shares issued and outstanding, respectively.
Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the Company Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
NOTE 8. WARRANT LIABILITIES
Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00. Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00. Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined based on the redemption date and the fair market value of the Class A ordinary shares;

•
if, and only if, the Reference Value equal or exceeds $10.00 per public share (as adjusted); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of its Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.
Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable, except as described above, so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 9. FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:   Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:   Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3:   Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.
The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts.
At June 30, 2021, assets held in the Trust Account were comprised of $300,102,702 in a Money Market fund that invests primarily in U.S. Treasury securities. At December 31, 2020, assets held in the Trust Account were comprised of $701 in cash and $300,010,878 in U.S. Treasury securities. Through June 30, 2021, the Company did not withdraw any interest income from the Trust Account.
The following table presents information about the gross holding gains (losses) at December 31, 2020:
	Held-To-Maturity	Amortized Cost	Gross Holding Loss	Fair Value
December 31, 2020	U.S. Treasury Securities (Matured on 06/03/2021)	$300,010,878	$(21,416)	$299,989,462

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at June 30, 2021 and December 31, 2020 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	June 30, 2021	December 31, 2020
Assets:
Money Market Fund held in Trust Account	1	$300,102,702	$—
U.S. Treasury Securities held in Trust Account	1	$—	$300,010,878
Liabilities:
Warrant Liability – Public Warrants	1	$11,000,000	$—
Warrant Liability – Public Warrants	3	$—	$11,100,000
Warrant Liability – Private Placement Warrants	3	$5,920,000	$6,026,666
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statements of operations.
The Private Placement Warrants were valued using a Modified Black Scholes Model, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the Private Placement Warrants is the expected volatility of the ordinary shares. The Public Warrants were initially valued using a Monte Carlo simulation implementing the Black Scholes Option Pricing Model that is modified to capture the redemption features of the Public Warrants. The primary unobservable inputs utilized in determining the fair value of the Public Warrants are the expected volatility of the ordinary shares and the stock price. The subsequent measurements of the Public Warrants after the detachment of the Public Warrants from the Units is classified as Level 1 due to the use of an observable market quote in an active market. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant price is used as the fair value as of each relevant date.
The key inputs for the Level 3 Warrants were as follows:
	June 30, 2021	December 31, 2020
Stock Price	$9.73	$10.00
Exercise price	$11.50	$11.50
Risk-free interest rate	0.87%	0.36%
Expected volatility	18.25%	21.21%
Probability of Business Combination	80.0%	80.0%
The following table presents the changes in the fair value of Level 3 warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of January 1, 2021	$6,026,666	$11,100,000	$17,126,666
Transfers to Level 1	—	(12,500,000)	(11,100,000)
Change in fair value	960,000	1,400,000	960,000
Fair value as of March 31, 2021	$6,986,666	$—	$6,986,666
Change in fair value	(1,066,666)	—	(1,066,666)
Fair value as of June 30, 2021	5,920,000	—	5,920,000

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement during the six months ended June 30, 2021 was $12,500,000. There were no transfers to/from Levels 1, 2 and 3 during the three month period ended June 30, 2021.
NOTE 10. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.
Item 2.   Management’s Discussion and Analysis of Financial Condition and Results of Operations
References in this report (the “Quarterly Report”) to “we,” “us” or the “Company” refer to Highland Transcend Partners I Corp. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to Highland Transcend Partners I, LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this Quarterly Report. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
Special Note Regarding Forward-Looking Statements
This Quarterly Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Form 10-Q including, without limitation, statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the completion of the Proposed Business Combination (as defined below), the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements, including that the conditions of the Proposed Business Combination are not satisfied. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Overview
We are a blank check company incorporated in the Cayman Islands on October 12, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”). We intend

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
to effectuate our Business Combination using cash derived from the proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, our shares, debt or a combination of cash, shares and debt.
We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a Business Combination will be successful.
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities from October 12, 2020 (inception) through June 30, 2021 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the three months ended June 30, 2021, we had a net income of $1,875,031, which consists of the change in fair value of warrant liabilities of $2,566,666 and interest earned on investments held in Trust Account of $45,812, offset by general and administrative expenses of $737,447.
For the six months ended June 30, 2021, we had a net loss of $983,798, which consists of general and administrative expenses of $1,281,586, offset by the change in fair value of warrants of $206,666 and interest earned on investments held in the Trust Account of $91,122.
Liquidity and Capital Resources
On December 7, 2020, we consummated the Initial Public Offering of 30,000,000 Units at $10.00 per Unit, generating gross proceeds of $300,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 5,333,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant in a private placement to the Sponsor, generating gross proceeds of $8,000,000.
Following the Initial Public Offering and the sale of the Private Placement Warrants, a total of $300,000,000 was placed in the Trust Account. We incurred $17,017,977 in transaction costs, including $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
For the six months ended June 30, 2021, cash used in operating activities was $244,067. Net loss of $983,798 was affected by interest earned on investments held in the Trust Account of $91,123 and a change in fair value of warrant liabilities of $206,666. Changes in operating assets and liabilities provided $1,037,520 of cash for operating activities.
As of June 30, 2021, we had investments held in the Trust Account of $300,102,702 (including approximately $102,000 of interest income) consisting of a money market fund that invests primarily in U.S. Treasury securities. We may withdraw interest from the Trust Account to pay taxes, if any. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of June 30, 2021, we had cash of $215,682. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a business combination , our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination , we may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant, at the option of the lender. The warrants would be identical to the private placement warrants.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination.
Off-Balance Sheet Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of June 30, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $15,000 for office space, administrative and support services, provided to the Company. We began incurring these fees on December 7, 2020 and will continue to incur these fees monthly until the earlier of the completion of a business combination and the Company’s liquidation.
The underwriters are entitled to a deferred fee of $0.35 per unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a business combination, subject to the terms of the underwriting agreement.
Critical Accounting Policies
The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
Warrant Liabilities
We do not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. We evaluate all of our financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815. We account for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 9).
Class A Ordinary Shares Subject to Possible Redemption
We account for our ordinary shares subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of our condensed balance sheets.
Net Income (Loss) Per Ordinary Share
We apply the two-class method in calculating earnings per share. Net income (loss) per ordinary share, basic and diluted for Class A redeemable ordinary shares is calculated by dividing the interest income earned on the Trust Account by the weighted average number of Class A redeemable ordinary shares outstanding since original issuance. Net income (loss) per ordinary share, basic and diluted for Class B non-redeemable ordinary shares is calculated by dividing the net income (loss), less income attributable to Class A redeemable ordinary shares, by the weighted average number of Class B non-redeemable ordinary shares outstanding for the periods presented.
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. We adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on our financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.
Item 3.   Quantitative and Qualitative Disclosures About Market Risk
Not required for smaller reporting companies.
Item 4.   Controls and Procedures
Evaluation of Disclosure Controls and Procedures
Disclosure controls and procedures are designed to ensure that information required to be disclosed by us in our Exchange Act reports is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our principal executive officer and principal financial officer or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
Under the supervision and with the participation of our management, including our principal executive officer and principal financial and accounting officer, we conducted an evaluation of the effectiveness of our disclosure controls and procedures as of the fiscal quarter ended June 30, 2021, as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. Based on this evaluation, our principal executive officer and principal financial and accounting officer have concluded that, due to the events that led to the Company’s restatement of its financial statements to reclassify the Company’s derivative instruments as liabilities (which are described in the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A filed on June 15, 2021) (the “Restatement”), during the period covered by this report, and as a result of the Company filing of the Form 10-Q before the Company’s independent registered public accountants completed their review and provided authorization material weaknesses existed and our disclosure controls and procedures were not effective.
Changes in Internal Control over Financial Reporting
There was no change in our internal control over financial reporting that occurred during the fiscal quarter of 2021 covered by this Quarterly Report on Form 10-Q that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting, other than described herein. In light of the material weaknesses identified and the resulting Restatement, we plan to enhance our processes to identify and appropriately apply applicable accounting requirements to better evaluate and understand the nuances of the complex accounting standards that apply to our financial statements. We also plan to enhance communication between our auditors and other service providers to ensure approval is obtained prior to filing. Our plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects.

PART II — OTHER INFORMATION
Item 1.   Legal Proceedings
None
Item 1A.   Risk Factors
Factors that could cause our actual results to differ materially from those in this report include the risk factors described in our Annual Report on Form 10-K/A filed with the SEC. As of the date of this 10-Q/A, other than as described below, there have been no material changes to the risk factors disclosed in our Annual Report on Form 10-K/A filed with the SEC on June 15, 2021.
We identified material weaknesses in our internal control over financial reporting affecting our interim financial statements for the three and six month period ended June 30, 2021.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes. Our management also evaluates the effectiveness of our internal controls and we will disclose any changes and material weaknesses identified through such evaluation in those internal controls.
As described elsewhere in this Report, we identified material weaknesses in our internal control over financial reporting related to the Company filing of the Form 10-Q before the Company’s independent registered public accountants completed its review and provided authorization. We have implemented a remediation plan, described under Part I, Item 4, Evaluation of Disclosure Controls and Procedures, to remediate the material weakness but can give no assurance that the measures we have taken will prevent any future material weaknesses or deficiencies in internal control over financial reporting. Even though we believe we have strengthened our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.
Item 2.   Unregistered Sales of Equity Securities and Use of Proceeds.
On October 12, 2020, we consummated the Initial Public Offering of 30,000,000 Units. The Units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $300,000,000. Goldman Sachs & Co. LLC acted as sole book-running manager and J.P. Morgan Securities LLC acted as co-manager, of the Initial Public Offering. The securities in the offering were registered under the Securities Act on registration statement on Form S-1 (No. 333-250125). The Securities and Exchange Commission declared the registration statements effective on December 2, 2020.
Simultaneous with the consummation of the Initial Public Offering, the Sponsor consummated the private placement of an aggregate of 5,333,333 Warrants at a price of $1.50 per Private Unit, generating total proceeds of $8,000,000. Each whole Private Warrant is exercisable to purchase one ordinary share at an exercise price of $11.50 per share. The issuance was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
The Private Warrants are identical to the warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants are not transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions.
We paid a total of $6,000,000 in underwriting discounts and commissions and $517,977 for other costs and expenses related to the Initial Public Offering. In addition, the underwriters agreed to defer $10,500,000 in underwriting discounts and commissions.
For a description of the use of the proceeds generated in our Initial Public Offering, see Part I, Item 2 of this Form 10-Q.

Item 3.   Defaults Upon Senior Securities
None
Item 4.   Mine Safety Disclosures
None
Item 5.   Other Information
None
Item 6.   Exhibits
The following exhibits are filed as part of, or incorporated by reference into, this Quarterly Report on Form 10-Q.
No.	Description of Exhibit
31.1*	Certification of Principal Executive Officer Pursuant to Securities Exchange Act Rules 13a-14(a), as adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2*	Certification of Principal Financial Officer Pursuant to Securities Exchange Act Rules 13a-14(a), as adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1*	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2*	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*
Filed herewith.

SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: August 20, 2021
HIGHLAND TRANSCEND PARTNERS I CORP.
By:
/s/ Ian Friedman

Name:
Ian Friedman

Title:
Chief Executive Officer
(Principal Executive Officer)

Date: August 20, 2021
By:
/s/ Paul Maeder

Name:
Paul Maeder

Title:
Chief Financial Officer
(Principal Financial and Accounting Officer)

Annex L

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q/A
Amendment No. 1
(MARK ONE)
☒
QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarter ended September 30, 2021
☐
TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                 to
Commission file number: 001-39751
HIGHLAND TRANSCEND PARTNERS I CORP.
(Exact Name of Registrant as Specified in Its Charter)
Cayman Islands, KY1-1104	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
16 Fayerweather St
Cambridge, Massachusetts
(Address of principal executive offices)
+1 617-401-4015
(Issuer’s telephone number)
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	HTPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HTPA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	HTPA.U	The New York Stock Exchange
Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒ No ☐
Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).  Yes ☒ No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definitions of “large accelerated filer”, “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☒ No ☐
As of December 7, 2021, there were 30,000,000 Class A ordinary shares, $0.0001 par value, and 7,500,000 Class B ordinary shares, $0.0001 par value, issued and outstanding.

EXPLANATORY NOTE
Highland Transcend Partners I Corp. (the “Company,” “Highland,” “we,” “us” or “our”) is filing this Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (this “Amended Form 10-Q”) to amend and restate certain terms in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 originally filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2021 (the “Original Quarterly Report”).
Background of Restatement
The Company has re-evaluated the application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “Initial Public Offering”) on July 30, 2020. Historically, a portion of the Public Shares were classified as permanent equity to maintain shareholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association (the “Charter”). Previously, the Company did not consider redeemable stock classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity regardless of the net tangible assets redemption limitation contained in the Charter. In addition, in connection with the change in presentation for the Public Shares, the Company determined it should restate its earnings per share calculation to allocate income and losses shared pro rata between the two classes of ordinary shares. This presentation contemplates a Business Combination as the most likely outcome. On December 3, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that the Company’s previously issued (i) unaudited interim financial statements as of and for the quarterly period ended March 31,2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 25, 2021; and (ii) unaudited interim financial statements as of and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Qfor the quarterly period ended June 30, 2021, filed with the SEC on August 20,2021 (collectively, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. As such, the Company is restating the Company’s financial statements for the Affected Periods in this Form 10-Q/A to be filed with the SEC.
The restatement does not have an impact on the Company’s cash position.
The financial information that has been previously filed or otherwise reported for the period ended September 30, 2021 is superseded by the information in this Amended Form 10-Q, and the financial statements and related financial information contained in the Original Quarterly Report, filed on November 12, 2021 should no longer be relied upon. On November 3, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the unaudited interim financial statements for the Affected Periods should no longer be relied upon.
Internal Control Considerations
In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of September 30, 2021. The Company’s management has concluded that, in light of the errors described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as a result thereof. Management plans to enhance the system of evaluating and implementing the accounting standards that apply to our financial statements, including enhanced training of our personnel and increased communication among our personnel and third-party professionals with whom we consult regarding application of complex financial instruments. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of this Amended Form 10-Q.

HIGHLAND TRANSCEND PARTNERS I CORP.
FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2021

PART I — FINANCIAL INFORMATION
Item 1.    Interim Financial Statements.
HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED BALANCE SHEETS
	September 30, 2021	December 31, 2020
	(Unaudited)	Restated
ASSETS
Current assets
Cash	$654,082	$459,749
Prepaid expenses	610,811	998,675
Total Current Assets	1,264,893	1,458,424
Investments held in Trust Account	300,110,102	300,011,579
TOTAL ASSETS	$301,374,995	$301,470,003
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$2,506,887	$120,564
Promissory note – related party	700,000	—
Total Current Liabilities	3,206,887	120,564
Warrant liabilities	23,000,000	17,126,666
Deferred underwriting fee payable	10,500,000	10,500,000
Total Liabilities	36,706,887	27,747,230
Commitments and Contingencies
Class A ordinary shares subject to possible redemption 30,000,000 shares at $10.00 per share as of September 30, 2021 and December 31, 2020, respectively	300,000,000	300,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,906,250 and 7,500,000 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	750	791
Additional paid-in capital	—	—
Accumulated deficit	(35,332,642)	(26,278,018)
Total Shareholders’ Deficit	(35,331,892)	(26,277,227)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$301,374,995	$301,470,003
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021
General and administrative expenses	$1,998,268	$3,279,854
Loss from operations	(1,998,268)	(3,279,854)
Other loss:
Change in fair value of warrant liabilities	(6,080,000)	(5,873,334)
Interest earned on investments held in Trust Account	7,401	98,523
Total other loss, net	(6,072,599)	(5,774,811)
Net loss	$(8,070,867)	$(9,054,665)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	30,000,000
Basic and diluted loss per share, Class A ordinary shares	$(0.22)	$(0.24)
Weighted average shares outstanding of Class B ordinary shares	7,500,000	7,500,000
Basic and diluted net loss per share, Class B ordinary shares	$(0.22)	$(0.24)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021
(UNAUDITED)
RESTATED
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance – January 1, 2021	—	$—	7,906,250	$791	$—	$(26,278,018)	$(26,277,227)
Forfeiture of Founders Shares	—	—	(406,250)	(41)	—	41	—
Net loss	—	—	—	—	—	(2,858,829)	(2,858,829)
Balance – March 31, 2021 (unaudited)	—	$—	7,500,000	$750	$—	$(29,136,806)	$(29,136,056)
Net income	—		—	—	—	1,875,031	1,875,031
Balance – June 30, 2021 (unaudited)	—	$—	7,500,000	$750	$—	$(27,261,775)	$(27,261,025)
Net loss	—	—	—	—	—	(8,070,867)	(8,070,867)
Balance – September 30, 2021 (unaudited)	—	$—	7,500,000	$750	$—	$(35,332,642)	$(35,331,892)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
CONDENSED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2021
(UNAUDITED)
Cash Flows from Operating Activities:
Net loss	$(9,054,665)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liabilities	5,873,334
Interest earned on investments held in Trust Account	(98,523)
Changes in operating assets and liabilities:
Prepaid expenses	387,864
Accounts payable and accrued expenses	2,386,323
Net cash used in operating activities	(505,667)
Cash Flows from Financing Activities:
Proceeds from promissory note – related party	700,000
Net cash provided by financing activities	700,000
Net Change in Cash	194,333
Cash – Beginning of period	459,749
Cash – End of period	$654,082
Non – Cash investing and financing activities:
Forfeiture of Founder Shares	(41)
The accompanying notes are an integral part of the unaudited condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
NOTE 1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Highland Transcend Partners I Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on October 12, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).
The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of September 30, 2021, the Company had not commenced any operations. All activity for the period from October 12, 2020 (inception) through September 30, 2021 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 2, 2020. On December 7, 2020, the Company consummated the Initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriter of its over-allotment option in the amount of 2,500,000 Units, at $10.00 per Unit, generating gross proceeds of $300,000,000 which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 5,333,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to Highland Transcend Partners, LLC (the “Sponsor”), generating gross proceeds of $8,000,000, which is described in Note 5.
Transaction costs amounted to $17,017,977, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
Following the closing of the Initial Public Offering on December 7, 2020, an amount of $300,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
Initial Business Combination
On September 8, 2021, Highland Transcend Partners I Corp., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “HTP” or “Highland Transcend”), entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”) with Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of HTP (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of HTP (“Blocker Merger Sub II” and together with Blocker Merger Sub I, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of HTP (“Company Merger Sub”, and together with HTP and the

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
Blocker Merger Subs, the “HTP Parties”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker, the “Blockers” and the Blockers, together with Pacer Holdings, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company formerly known as Entourage Commerce, LLC (“Packable”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equity holders (the “Holder Representative”).
Merger Consideration
Pursuant to the Merger Agreement, the consideration payable to owners of the Blocker Parties in connection with the Blocker Mergers will be comprised of Surviving Pubco Class A Shares. The consideration payable to the direct Packable equityholders in the Company Merger will be comprised of Surviving Company Units and an equivalent number of shares of Class B common stock of Surviving Pubco (“Surviving Pubco Class B Shares” and together with the Surviving Company Units, such securities are referred to as the “Paired Interests”), which collectively are exchangeable on a one-for-one basis for Surviving Pubco Class A Shares pursuant to the Exchange Agreement described below. Each Surviving Pubco Class A Share Surviving Pubco Class B Share shall entitle the holder thereof to one vote, but only the Surviving Pubco Class A Shares and not the Surviving Pubco Class B Shares will be entitled to receive dividends if and when declared. The holders of Surviving Company Units are entitled to receive dividends as and when declared by the Surviving Company.The value of the consideration to all of the direct and indirect Packable equityholders, without considering any Earnout Interests (as defined below) or any payments pursuant to the Tax Receivable Agreement equals $1.346 billion (valuing each Paired Interest delivered in the Company Merger and each Surviving Pubco Class A Share delivered in the Blocker Mergers at $10). The transaction will result in approximately $434,000,000 being contributed to the balance sheet of Packable, taking into account the proceeds of the issuance of the PIPE Shares (as defined below) and the proceeds of the Notes Financing (as defined below), assuming no redemptions and net of estimated transaction expenses.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting commissions held in the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide the holders of the public shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination, either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination (initially $10.00 per Public Share), including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, subject to certain limitations as described in the prospectus. The per-share amount to be distributed to the Public Shareholders who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
will pay to the underwriters (as discussed in Note 7). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.
Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.
The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.
The Company will have until December 7, 2022 to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay the Company’s taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period, and in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.00 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” the Company has until December 7, 2022 to consummate the proposed Business Combination. If a business combination is not consummated by this date, there will be a mandatory liquidation and subsequent dissolution of the Company. Management has determined that the mandatory liquidation, should a business combination not occur, and potential subsequent dissolution, raises substantial doubt about the Company’s ability toÜontinue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 7, 2022. The Company intends to complete the proposed Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 7, 2022.
NOTE 2.   RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
In connection with the preparation of the Company’s financial statements as of September 30, 2021, the Company concluded it should restate its financial statements to classify all Public Shares in temporary equity. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require Class A ordinary shares subject to redemption to be classified outside of permanent equity. The Company previously determined the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per Class A ordinary shares while also taking into consideration a redemption cannot result in net

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
tangible assets being less than $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Accordingly, effective with this filing, the Company presents all redeemable Class A ordinary shares as temporary equity and recognizes accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480.
As a result, management has noted a reclassification adjustment related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.
In connection with the change in presentation for the Class A ordinary shares subject to redemption, the Company also revised its income (loss) per ordinary share calculation to allocate net income (loss) evenly to Class A and Class B ordinary shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of ordinary shares pro rata in the income (loss) of the Company.
There has been no change in the Company’s total assets, liabilities, cash position, cash held in trust, or operating results.
The impact of the restatement on the Company’s financial statements is reflected in the following table:
	As Previously Reported	Adjustment	As Restated
Balance Sheet as of December 7, 2020 (Audited)
Ordinary shares subject to possible redemption	$272,455,350	$27,544,650	$300,000,000
Ordinary shares	$275	$(275)	$—
Additional paid-in capital	$5,510,723	$(5,510,723)	$—
Accumulated deficit	$(511,782)	$(22,033,652)	$(22,545,434)
Total Shareholder’s Equity (Deficit)	$5,000,003	$(27,544,650)	$(22,544,647)
Balance Sheet as of December 31, 2020 (Audited)
Ordinary shares subject to possible redemption	$268,722,770	$31,277,230	$300,000,000
Ordinary shares	$313	$(313)	$—
Additional paid-in capital	$9,243,265	$(9,243,265)	$—
Accumulated deficit	$(4,244,366)	$(22,033,652)	$(26,278,018)
Total Shareholder’s Equity (Deficit)	$5,000,003	$(31,277,230)	$(26,277,227)
Balance Sheet as of March 31, 2021 (Unaudited)
Ordinary shares subject to possible redemption	$265,863,940	$34,136,060	$300,000,000
Ordinary shares	$341	$(341)	$—
Additional paid-in capital	$12,102,108	$(12,102,108)	$—
Accumulated deficit	$(7,103,195)	$(22,033,611)	$(29,136,806)
Total Shareholder’s Equity (Deficit)	$5,000,004	$(34,136,060)	$(29,136,056)

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
	As Previously Reported	Adjustment	As Restated
Balance Sheet as of June 30, 2021 (Unaudited)
Ordinary shares subject to possible redemption	$267,738,970	$32,261,030	$300,000,000
Ordinary shares	$323	$(323)	$—
Additional paid-in capital	$10,227,096	$(10,227,096)	$—
Accumulated deficit	$(5,228,164)	$(22,033,611)	$(27,261,775)
Total Shareholder’s Equity (Deficit)	$5,000,005	$(32,261,030)	$(27,261,025)
Statement of Changes in Shareholder’s Equity (Deficit) for the Period from October 12, 2020 (Inception) Through December 31, 2020 (Audited)
Sale of 30,000,000 Units, net of underwriting discounts and offering expenses	$274,688,805	$(274,688,805)	$—
Ordinary shares subject to redemption	$(268,722,770)	$268,722,770	$—
Accretion for Class A ordinary shares to redemption amount	$—	$(25,311,195)	$(25,311,195)
Condensed Statement of Changes in Shareholder’s Equity (Deficit) for the Three Months Ended March 31, 2021 (Unaudited)
Accretion for Class A ordinary shares to redemption amount	$—	$41	$41
Change in value of ordinary shares subject to redemption	$2,858,829	$(2,858,829)	$—
Condensed Statement of Changes in Shareholder’s Equity (Deficit) for the Three Months Ended June 30, 2021 (Unaudited)
Change in value of ordinary shares subject to redemption	$(1,875,030)	$1,875,030	$—
Statement of Cash Flows for the Period from October 12, 2020 (Inception) Through December 31, 2020 (Audited)
Initial classification of Class A ordinary shares subject to possible redemption	$272,455,350	$27,544,650	$300,000,000
Change in value of Class A ordinary shares subject to possible redemption	$(3,732,580)	$3,732,580	$—
Statement of Cash Flows for the Three Months Ended March 31, 2021 (Unaudited)
Change in value of Class A ordinary shares subject to possible redemption	$(2,858,830)	$2,858,830	$—
Statement of Cash Flows for the Six Months Ended June 30, 2021 (Unaudited)
Change in value of Class A ordinary shares subject to possible redemption	$(983,800)	$983,800	$—

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
	As Previously Reported	Adjustment	As Restated
Statement of Operations for the Period from October 12, 2020 (Inception) Through December 31, 2020 (Audited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	(21,000,000)	9,000,000
Basic and diluted loss per share, Class A ordinary shares	$—	$0.01	$0.01
Weighted average shares outstanding of Class B ordinary shares	7,500,000	—	7,500,000
Basic and diluted net loss per share, Class B ordinary shares	$(0.57)	$0.58	$0.01
Statement of Operations for the Three Months Ended March 31, 2021 (Unaudited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	(14,117,647)	15,882,353
Basic and diluted loss per share, Class A ordinary shares	$—	$0.03	$0.03
Weighted average shares outstanding of Class B ordinary shares	7,500,000	(3,529,412)	3,970,588
Basic and diluted net loss per share, Class B ordinary shares	$(0.39)	$0.42	$0.03
Statement of Operations for the Three Months Ended June 30, 2021 (Unaudited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	—	30,000,000
Basic and diluted loss per share, Class A ordinary shares	$—	$0.02	$0.02
Weighted average shares outstanding of Class B ordinary shares	7,500,000	—	7,500,000
Basic and diluted net loss per share, Class B ordinary shares	$0.24	$(0.22)	$0.02
Statement of Operations for the Six Months Ended June 30, 2021 (Unaudited)
Weighted average shares outstanding of Class A ordinary shares	30,000,000	—	30,000,000
Basic and diluted loss per share, Class A ordinary shares	$—	$0.04	$0.04
Weighted average shares outstanding of Class B ordinary shares	7,500,000	(2,687,861)	4,812,139
Basic and diluted net loss per share, Class B ordinary shares	$(0.14)	$0.18	$0.04
In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” the Company has until December 7, 2022 to consummate the proposed Business Combination. If a business combination is not consummated by this date, there will be a mandatory liquidation and subsequent dissolution of the Company. Management has determined that the mandatory liquidation, should a business combination not occur, and potential subsequent dissolution, raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 7, 2022. The Company intends to complete the proposed Business Combination before the mandatory liquidation date. However, there can be no assurance that the Company will be able to consummate any business combination by December 7, 2022.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
On September 8, 2021, the Company entered into an Agreement and Plan of Merger (as amended on October 21, 2021), by and among Picasso Merger Sub I, Inc., Picasso Merger Sub II, LLC, Picasso Merger Sub III, LLC, Carlyle Partners VII Pacer Holdings, L.P., CP VII Pacer Corp., CP VII Pacer EU L.P., Packable Holdings, LLC, and Shareholder Representative Services LLC.
NOTE 3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2020, as filed with the SEC on June 15, 2021. The interim results for the three and nine months ended September 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
Use of Estimates
The preparation of the condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability. Such estimates may be subject to change as more current information becomes available and, accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2021 and December 31, 2020.
Warrant Liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). The Company accounts for the Public Warrants and Private Placement Warrants (together with the Public Warrants, the “Warrants”) in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 10).
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at September 30, 2021 and December 31, 2020, Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheets.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A ordinary shares resulted in charges against additional paid-in capital and accumulated deficit.
At September 30, 2021, the Class A ordinary shares reflected in the condensed balance sheets are reconciled in the following table:
Gross proceeds	$300,000,000
Less:
Proceeds allocated to Public Warrants	(8,800,000)
Class A ordinary shares issuance costs	(16,511,195)
Plus:
Accretion of carrying value to redemption value	25,311,195
Class A ordinary shares subject to possible redemption	$300,000,000
Offering Costs
Offering costs consisted of legal, accounting and other expenses incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to warrant liabilities were expensed as incurred in the statements of operations. Offering costs associated with the Class A ordinary shares issued were initially charged to temporary equity upon the completion of the Initial Public Offering.
Income Taxes
The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of September 30, 2021 and December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.
Net income (Loss) per Ordinary Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.
The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
is contingent upon the occurrence of future events. The warrants are exercisable to purchase 15,333,333 Class A ordinary shares in the aggregate. For the three and nine month periods ending September 30, 2021, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted net loss per ordinary share is the same as basic net loss per ordinary share for the periods presented.
The following table reflects the calculation of basic and diluted net loss per ordinary share (in dollars, except per share amounts):
	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021
	Class A	Class B	Class A	Class B
Basic and diluted net loss per ordinary share
Numerator:
Allocation of net loss, as adjusted	$(6,456,694)	$(1,614,173)	$(7,243,732)	$(1,810,933)
Denominator:
Basic and diluted weighted average shares outstanding	30,000,000	7,500,000	30,000,000	7,500,000
Basic and diluted net loss per ordinary share	$(0.22)	$(0.22)	$(0.24)	$(0.24)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, excluding the warrant liability which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximate the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature, except for the Warrants (see Note 10).
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on the Company’s financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
NOTE 4.   INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 30,000,000 Units, which includes a partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 10).
NOTE 5.   PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 5,333,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $8,000,000, in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 10). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 6.   RELATED PARTY TRANSACTIONS
Founder Shares
In October 2020, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 8,625,000 Class B ordinary shares (the “Founder Shares”). On October 21, 2020, the Sponsor surrendered 1,437,500 Class B ordinary shares. On November 30, 2020, the Sponsor transferred an aggregate of 120,000 Class B ordinary shares to certain of its directors and an aggregate of 30,000 Class B ordinary shares to certain third-party advisors. On December 2, 2020, the Company effected a share dividend whereby the Company issued 718,750 Class B ordinary shares, resulting in an aggregate of 7,906,250 Class B ordinary shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share cancellation and share dividend. The Founder Shares include an aggregate of up to 406,250 Class B ordinary shares that remain subject to forfeiture by the Sponsor following the underwriters’ election to partially exercise their over-allotment option so that the number of Founder Shares will collectively represent 20.0% of the Company’s issued and outstanding shares upon the completion of the Initial Public Offering. On January 21, 2021, the option to exercise the remaining over-allotment balance expired unexercised and 406,250 Founder Shares were forfeited, resulting in an aggregate of 7,500,000 Founder Shares issued and outstanding.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Administrative Services Agreement
The Company entered into an agreement, commencing on December 7, 2020 through the earlier of the consummation of a Business Combination or the Company’s liquidation, to pay the Sponsor or an affiliate

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
a monthly fee of $15,000 for office space, utilities, secretarial and administrative services. For the three and nine months ended September 30, 2021, the Company incurred and paid $45,000 and $135,000 in fees for these services, respectively.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of September 30, 2021 and December 31, 2020, there were no amounts outstanding under the Working Capital Loans.
Promissory Note — Related Party
On September 20, 2021, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company could borrow up to an aggregate principal amount of $700,000. The Promissory Note is non-interest bearing and payable on the consummation of the merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The amount outstanding under the Promissory Note is $700,000 as of September 30, 2021.
NOTE 7.   COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Registration and Shareholders Rights
Pursuant to a registration and shareholders rights agreement entered into on December 2, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans) will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The registration rights agreement does not contain liquidating

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Subscription Agreements
In connection with the execution of the Merger Agreement, HTP entered into subscription agreements (the “PIPE Subscription Agreements”) with certain investors (the “PIPE Investors”) pursuant to which HTP has agreed to issue and sell to the PIPE Investors, in the aggregate, $70,000,000 of Surviving Pubco Class A Shares at a purchase price of $10.00 per share (the “PIPE Shares”). The closing of the PIPE Investment will occur immediately prior to the Closing, and is subject to customary closing conditions, including the satisfaction or waiver of the conditions set forth in the Merger Agreement.
Underwriting Agreement
The Company granted the underwriters a 45-day option to purchase up to 4,125,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. The underwriters partially exercised their over-allotment to purchase an additional 2,500,000 Units at $10.00 per Unit. The remaining over-allotment option to purchase 1,625,000 Units expired unexercised on January 21, 2021.
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 8.   SHAREHOLDERS’ EQUITY
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2021 and December 31, 2020, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares, with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At September 30, 2021 and December 31, 2020, there were 30,000,000 Class A ordinary shares issued and outstanding, including the Class A ordinary shares subject to possible redemption, which are presented as temporary equity respectively.
Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares, with a par value of $0.0001 per share. Holders of the Class B ordinary shares are entitled to one vote for each share. There were 7,906,250 and 7,500,000 of Class B ordinary shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively.
Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the Company Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
NOTE 9.   WARRANT LIABILITIES
As of September 30, 2021 and December 31, 2020, 10,000,000 Public Warrants and 5,333,333 Private Placement Warrants, were outstanding. Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00.   Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
•
if, and only if, the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00.   Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined based on the redemption date and the fair market value of the Class A ordinary shares;

•
if, and only if, the Reference Value equal or exceeds $10.00 per public share (as adjusted); and

•
if the Reference Value is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

If the Company calls the Public Warrants for redemption, as described above, its management will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of its Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.
Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable, except as described above, so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 10.   FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts.
At September 30, 2021, assets held in the Trust Account were comprised of $300,110,102 in a Money Market fund that invests primarily in U.S. Treasury securities. At December 31, 2020, assets held in the Trust Account were comprised of $701 in cash and $300,010,878 in U.S. Treasury securities. Through September 30, 2021, the Company did not withdraw any interest income from the Trust Account.
The following table presents information about the gross holding gains (losses) at December 31, 2020:
	Held-To-Maturity	Amortized Cost	Gross Holding Loss	Fair Value
December 31, 2020	U.S. Treasury Securities (Matured on 06/03/2021)	$300,010,878	$(21,416)	$299,989,462
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at September 30, 2021 and December 31, 2020 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
Description	Level	September 30, 2021	December 31, 2020
Assets:
Investments held in Trust Account	1	$300,110,102	$299,989,462
Liabilities:
Warrant Liability – Public Warrants	1	$15,000,000	$—
Warrant Liability – Public Warrants	3	$—	$11,100,000
Warrant Liability – Private Placement Warrants	3	$8,000,000	$6,026,666
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statements of operations.
The Private Placement Warrants were valued using a Modified Black Scholes Model, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the Private Placement Warrants is the expected volatility of the ordinary shares. The Public Warrants were initially valued using a Monte Carlo simulation implementing the Black Scholes Option Pricing Model that is modified to capture the redemption features of the Public Warrants. The primary unobservable inputs utilized in determining the fair value of the Public Warrants was the expected volatility of the ordinary shares and the stock price. The subsequent measurements of the Public Warrants after the detachment of the Public Warrants from the Units is classified as Level 1 due to the use of an observable market quote in an active market. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant price is used as the fair value as of each relevant date.
The key inputs for the Level 3 Warrants were as follows:
	September 30, 2021	December 31, 2020
Stock Price	$9.92	$10.00
Exercise price	$11.50	$11.50
Risk-free interest rate	0.98%	0.36%
Expected volatility	22.8%	21.21%
Probability of Business Combination	80.0%	80.0%
The following table presents the changes in the fair value of Level 3 warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of January 1, 2021	$6,026,666	$11,100,000	$17,126,666
Transfers to Level 1	—	(12,500,000)	(12,500,000)
Change in fair value	960,000	1,400,000	2,360,000
Fair value as of March 31, 2021	$6,986,666	$—	$6,986,666
Change in fair value	(1,066,666)	—	(1,066,666)
Fair value as of June 30, 2021	$5,920,000	—	$5,920,000
Change in fair value	2,080,000	—	2,080,000
Fair value as of September 30, 2021	$8,000,000	—	$8,000,000
Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement

HIGHLAND TRANSCEND PARTNERS I CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2021
(Unaudited)
during the nine months ended September 30, 2021 was $12,500,000. There were no transfers to/from Levels 1, 2 and 3 during the three month period ended September 30, 2021.
NOTE 11.   SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, other than and the restatement discussed in Note 2, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

Item 2.
Management’s Discussion and Analysis of Financial Condition and Results of Operations

References in this report (the “Quarterly Report”) to “we,” “us” or the “Company” refer to Highland Transcend Partners I Corp. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to Highland Transcend Partners, LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this Quarterly Report. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
This Management’s Discussion and Analysis of Financial Condition and Results of Operations has been amended and restated to give effect to the restatement of our financial statements for the periods ending December 31, 2020, March 31, 2021 and June 30, 2021. Management identified errors made in its historical financial statements where, at the closing of our Initial Public Offering, we improperly valued our Class A ordinary shares subject to possible redemption. We previously determined the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per share of Class A ordinary shares while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Management determined that the Class A ordinary shares issued during the Initial Public Offering can be redeemed or become redeemable subject to the occurrence of future events considered outside of the Company’s control. Therefore, management concluded that the redemption value should include all Class A ordinary shares subject to possible redemption, resulting in the Class A ordinary shares subject to possible redemption being equal to their redemption value. As a result, management has noted a reclassification error related to temporary equity and permanent equity. This resulted in a restatement to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.
Special Note Regarding Forward-Looking Statements
This Quarterly Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Form 10-Q including, without limitation, statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the completion of the Proposed Business Combination (as defined below), the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements, including that the conditions of the Proposed Business Combination are not satisfied. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Overview
We are a blank check company incorporated in the Cayman Islands on October 12, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”). We intend to effectuate our Business Combination using cash derived from the proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, our shares, debt or a combination of cash, shares and debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a Business Combination will be successful.
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities from October 12, 2020 (inception) through September 30, 2021 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the three months ended September 30, 2021, we had a net loss of $8,070,867, which consists of the general and administrative expenses of $1,998,268 and change in fair value of warrant liabilities of $6,080,000, offset by interest earned on investments held in Trust Account of $7,401.
For the nine months ended September 30, 2021, we had a net loss of $9,054,665, which consists of general and administrative expenses of $3,279,854 and change in fair value of warrants of $5,873,334, offset by the interest earned on investments held in the Trust Account of $98,523.
Liquidity and Capital Resources
On December 7, 2020, we consummated the Initial Public Offering of 30,000,000 Units at $10.00 per Unit, generating gross proceeds of $300,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 5,333,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant in a private placement to the Sponsor, generating gross proceeds of $8,000,000.
Following the Initial Public Offering and the sale of the Private Placement Warrants, a total of $300,000,000 was placed in the Trust Account. We incurred $17,017,977 in transaction costs, including $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $517,977 of other offering costs.
For the nine months ended September 30, 2021, cash used in operating activities was $505,667. Net loss of $9,054,665 was affected by interest earned on investments held in the Trust Account of $98,523 and a change in fair value of warrant liabilities of $5,873,334. Changes in operating assets and liabilities provided $2,774,187 of cash for operating activities.
As of September 30, 2021, we had investments held in the Trust Account of $300,110,102 (including approximately $110,000 of interest income) consisting of a money market fund that invests primarily in U.S. Treasury securities. We may withdraw interest from the Trust Account to pay taxes, if any. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of September 30, 2021 we entered into a non-interest bearing Promissory Note with the Sponsor. (See Note 6)
As of September 30, 2021, we had cash of $654,082. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a business combination , our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination , we may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant, at the option of the lender. The warrants would be identical to the private placement warrants.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination.
Off-Balance Sheet Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $15,000 for office space, administrative and support services, provided to the Company. We began incurring these fees on December 7, 2020 and will continue to incur these fees monthly until the earlier of the completion of a business combination and the Company’s liquidation.
The underwriters are entitled to a deferred fee of $0.35 per unit, or $10,500,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a business combination, subject to the terms of the underwriting agreement.
Critical Accounting Policies
The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies.
Warrant Liabilities
We do not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. We evaluate all of our financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815. We account for the Warrants in accordance with the guidance contained in ASC 815-40 under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants are valued using a Modified Black-Scholes Option Pricing Model. The Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date (see Note 10).
Class A Ordinary Shares Subject to Possible Redemption
We account for our ordinary shares subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of our condensed balance sheets.
Net Income (Loss) Per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. We apply the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. We adopted ASU 2020-06 effective January 1, 2021. The adoption of ASU 2020-06 did not have an impact on our financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.
Item 3.
Quantitative and Qualitative Disclosures About Market Risk

Not required for smaller reporting companies.
Item 4.
Controls and Procedures

Evaluation of Disclosure Controls and Procedures
Disclosure controls and procedures are designed to ensure that information required to be disclosed by us in our Exchange Act reports (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our principal executive officers and principal financial officer or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
As required by Rules 13a-15 and 15d-15 under the Exchange Act, our Chief Executive Officers and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of September 30, 2021. Based upon their evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective, due solely to the material weakness in our internal control over financial reporting related to the Company’s accounting for complex financial instruments. As a result, we performed additional analysis as deemed necessary to ensure that our financial statements were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management believes that the financial statements included in this Form 10-Q present fairly in all material respects our financial position, results of operations and cash flows for the period presented.
Management has implemented remediation steps to improve our internal control over financial reporting. Specifically, we expanded and improved our review process for complex financial instruments and related accounting standards. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals.
Changes in Internal Control over Financial Reporting
The Company has made changes in its internal control over financial reporting to enhance our processes to identify and appropriately apply applicable accounting requirements to better evaluate and understand the nuances of the complex accounting standards that apply to our condensed consolidated financial statements, including providing enhanced access to accounting literature, research materials and documents and increased communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. The Company can offer no assurance that these changes will ultimately have the intended effects.

PART II — OTHER INFORMATION
Item 1.
Legal Proceedings

None
Item 1A.   Risk Factors
Factors that could cause our actual results to differ materially from those in this report include the risk factors described in our Annual Report on Form 10-K/A filed with the SEC. As of the date of this 10-Q, other than as described below, there have been no material changes to the risk factors disclosed in our Annual Report on Form 10-K/A filed with the SEC on June 15, 2021.
We have identified a material weakness in our internal control over financial reporting as of September 30, 2021. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.
In connection with the preparation of our financial statements as of September 30, 2021, we concluded we were appropriate to restate the presentation of shares of Class A ordinary shares subject to possible redemption to reflect its public shares within temporary equity after determining the public shares redemption feature is not solely within our control. As part of such process, we identified a material weakness in its internal controls over financial reporting related to the accounting for our complex financial instruments (including redeemable equity instruments as described above). In light of the material weakness identified and the resulting restatement, although we have processes to identify and appropriately apply applicable accounting requirements, we plan to enhance our processes to identify and appropriately apply applicable accounting requirements to better evaluate and understand the nuances of the complex accounting standards that apply to our financial statements. Our plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented, or detected and corrected on a timely basis.
Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.
A material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such a case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting, our securities price may decline and we may face litigation as a result of the foregoing. We cannot assure you that the measures it has taken to date, or any measures it may take in the future, will be sufficient to avoid potential future material weaknesses.
As a result of this material weakness, our management concluded that our internal control over financial reporting was not effective as of September 30, 2021.
We may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.
As a result of such material weakness, the restatement, the change in accounting for the temporary equity, the resulting material weakness and other matters raised or that may in the future be raised by the SEC, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of this Quarterly Report, we have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete an initial business combination.
Our proximity to our liquidation date raises expresses substantial doubt about our ability to continue as a “going concern.”
In connection with the Company’s assessment of going concern considerations accordance with FASB’s Accounting Standards Update (“ASU”) 2014-15, we have determined that if the Company is unable to complete a Business Combination by December 7, 2022, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution as well as the Company’s working capital deficit raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements contained elsewhere in this report do not include any adjustments that might result from our inability to continue as a going concern.
Item 2.
Unregistered Sales of Equity Securities and Use of Proceeds.

None
Item 3.
Defaults Upon Senior Securities

None
Item 4.
Mine Safety Disclosures

None
Item 5.
Other Information

None

Item 6.
Exhibits

The following exhibits are filed as part of, or incorporated by reference into, this Quarterly Report on Form 10-Q.
No.	Description of Exhibit
31.1*	Certification of Principal Executive Officer Pursuant to Securities Exchange Act Rules 13a-14(a), as adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2*	Certification of Principal Financial Officer Pursuant to Securities Exchange Act Rules 13a-14(a), as adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1*	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2*	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*
Filed herewith.

SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
HIGHLAND TRANSCEND PARTNERS I CORP.
Date: December 7, 2021	By:	/s/ Ian Friedman Name: Ian Friedman Title: Chief Executive Officer (Principal Executive Officer)
Date: December 7, 2021	By:	/s/ Paul Maeder Name: Paul Maeder Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Ian Friedman, certify that:
1.
I have reviewed this quarterly report on Form 10-Q of Highland Transcend Partners I Corp.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b)
(Paragraph omitted pursuant to Exchange Act Rules 13a-14(a) and 15d-15(a));

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 7, 2021
/s/ Ian Friedman Ian Friedman Chief Executive Officer (Principal Financial and Accounting Officer)

L-EXH-1

EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Paul Maeder, certify that:
1.
I have reviewed this quarterly report on Form 10-Q of Highland Transcend Partners I Corp.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b)
(Paragraph omitted pursuant to Exchange Act Rules 13a-14(a) and 15d-15(a));

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 7, 2021
/s/ Paul Maeder Paul Maeder Chief Financial Officer (Principal Financial and Accounting Officer)

L-EXH-2

EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Highland Transcend Partners I Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Ian Friedman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2021
/s/ Ian Friedman Ian Friedman Chief Executive Officer (Principal Executive Officer)

L-EXH-3

EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Highland Transcend Partners I Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Paul Maeder, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2021
/s/ Paul Maeder Paul Maeder Chief Financial Officer (Principal Financial and Accounting Officer)

L-EXH-4

Annex M

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934
HIGHLAND TRANSCEND PARTNERS I CORP.
(Exact Name of Registrant as Specified in Its Charter)
Cayman Islands (State of Incorporation or Organization)	N/A (I.R.S. Employer Identification No.)
16 Fayerweather Street Cambridge, MA (Address of Principal Executive Offices)	02138 (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	The New York Stock Exchange
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. ☒
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. ☐
If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. ☐
Securities Act registration statement or Regulation A offering statement file number to which this form relates:	333-250125 (If applicable)
Securities to be registered pursuant to Section 12(g) of the Act:
N/A
(Title of Class)

Item 1.   Description of Registrant’s Securities to be Registered.
The securities to be registered hereby are the units, Class A ordinary shares and redeemable warrants to purchase Class A ordinary shares of Highland Transcend Partners I Corp. (the “Company”). The description of the units, Class A ordinary shares and warrants contained in the section entitled “Description of Securities” in the prospectus included in the Company’s Registration Statement on Form S-1 (File No. 333-250125) initially filed with the Securities and Exchange Commission on November 16, 2020, as amended (the “Registration Statement”), to which this Form 8-A relates, is incorporated herein by reference. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that is subsequently filed is also incorporated by reference herein.
Item 2.   Exhibits.
The following exhibits have been filed as exhibits to the Registration Statement and are incorporated herein by reference:
Exhibit No.	Description
1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 24, 2020).
3.1	Memorandum and Articles of Association (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20, 2020).
3.2	Amended and Restated Memorandum and Articles of Association (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20, 2020).
4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration
Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange
Commission on November 20, 2020).
4.2	Specimen Ordinary Share Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20, 2020).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20, 2020).
4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20, 2020).
10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20, 2020).
10.3	Form of Registration Rights Agreement between the Registrant and certain security holders
(incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form
S-1/A (File No. 333-250125), filed with the Securities and Exchange Commission on November 20,
2020).

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.
Very truly yours,
HIGHLAND TRANSCEND PARTNERS I CORP.
By:
/s/ Ian Friedman

Name: Ian Friedman
Title: Chief Executive Officer
Dated: December 1, 2020

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D66629-Z81896 1. The Business Combination Proposal. To approve by ordinary resolution the transactions contemplated by the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the “merger agreement”), by and among Highland Transcend, Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub II”), Picasso Merger Sub IV, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub III” and together with Blocker Merger Sub I and Blocker Merger Sub II, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Company Merger Sub,” and together with Highland Transcend and the Blocker Merger Subs, the “Highland Transcend Parties”), GPI Capital Gemini HoldCo LP, a Delaware limited partnership (“GPI Blocker Owner”), GPI Capital Gemini LLC, a Delaware limited liability company (“GPI Blocker” and, together with GPI Blocker Owner, the “GPI Parties”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker and the GPI Blocker, the “Blockers” and the Blockers, together with Pacer Holdings and GPI Blocker Owner, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company formerly known as Entourage Commerce, LLC (“Packable”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equity holders (the “Holder Representative”), pursuant to which, after the domestication, (i) simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (such mergers described in clause (A) through (C), the “Blocker Mergers”), (ii) after the Blocker Mergers, simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger (such mergers described in clause (A) through (C), the “New Packable Mergers”), and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend, on the terms and subject to the conditions set forth therein (the transactions contemplated by the merger agreement, the “business combination”). 2. The NYSE Proposal. To approve by ordinary resolution, for purposes of complying with applicable listing rules of the NYSE, the issuance by Highland Transcend of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock of the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to the Earnout Participants and (v) 13,588,235 shares of Class A common stock to unsecured convertible note holders upon conversion of unsecured convertible notes at the closing of the business combination be approved in all respects. 4a. to approve (i) the change of our name from “Highland Transcend Partners I Corp.” to “Packable Commerce, Inc.” (“New Packable”), (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iii) making New Packable’s corporate existence perpetual, (iv) removing certain provisions related to our status as a blank check company that will no longer be applicable to us upon consummation of the business combination and (v) granting an explicit waiver regarding corporate opportunities to New Packable and its directors, subject to certain exceptions; 4b. to approve provisions dividing the board of directors into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year; 4c. to approve provisions providing that the directors, except for Preferred Stock Directors (as defined in the proposed charter), may only be removed for cause (as defined in the proposed charter); 4d. to approve provisions removing the ability of shareholders to call a special meeting; 4e. to approve provisions removing the ability of shareholders to act by written consent in lieu of a meeting; 4f. to authorize the change in the authorized capital stock of Highland Transcend from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share to (ii) 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share. 5. The Equity Incentive Plan Proposal. To approve by ordinary resolution the Packable Commerce, Inc. 2022 Equity Incentive Plan. 6. The Employee Stock Purchase Plan Proposal. To approve by ordinary resolution the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan. 7. The Adjournment Proposal. To approve by ordinary resolution the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event in the event that it is determined by Highland Transcend that more time is necessary or appropriate to approve one or more proposals at the general meeting be approved and adopted in all respects. 3. The Domestication Proposal. To approve by special resolution the change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware (the “domestication”). 4. The Organizational Documents Proposals. To approve by special resolution the following material differences between the existing amended and restated memorandum and articles of association of Highland Transcend (the “existing organizational documents”) and the proposed new certificate of incorporation (the “proposed charter”) and bylaws (the “proposed bylaws,” and, together with the proposed charter, the “proposed organizational documents”) of Highland Transcend following its domestication as a Delaware corporation: The Board of Directors recommends a vote “FOR” each proposal ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! HIGHLAND TRANSCEND PARTNERS I CORP. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HIGHLAND TRANSCEND 777 ARTHUR GODFREY ROAD, UNIT 202 MIAMI BEACH, FL 33140 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. For Against Abstain For Against Abstain ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTE w CLASS A PROXY CARD VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D66630-Z81896 HIGHLAND TRANSCEND PARTNERS I CORP.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETINGTO BE HELD ON MARCH 29, 2022CLASS A PROXY CARDThe undersigned hereby appoints Ian Friedman (the “Proxy”), with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the extraordinary general meeting (the “general meeting”) of Highland Transcend Partners I Corp. (“Highland Transcend”), to be held on March 29, 2022, at 10:00 a.m. local time, at the offices of Highland Transcend, located at 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140, and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed and in the Proxy’s discretion on such other matters as may properly come before the general meeting or any adjournment thereof.The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ONE OR MORE OF THE PROPOSALS, THIS WILL BE TREATED AS AN ABSTENTION.The closing of the business combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Equity Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the general meeting. The closing of the business combination is not conditioned on the approval of the Adjournment Proposal.PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY(Continued and to be marked, dated and signed on the reverse side) Important Notice Regarding the Availability of Proxy Materials for the General Meeting: The Notice and Proxy Statement/Prospectus are available at www.proxyvote.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D66631-Z81896 1. The Business Combination Proposal. To approve by ordinary resolution the transactions contemplated by the agreement and plan of merger, dated as of September 8, 2021 (as amended or modified from time to time, the “merger agreement”), by and among Highland Transcend, Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub II”), Picasso Merger Sub IV, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Blocker Merger Sub III” and together with Blocker Merger Sub I and Blocker Merger Sub II, the “Blocker Merger Subs”), Picasso Merger Sub III, LLC, a Delaware limited liability company and wholly owned direct subsidiary of Highland Transcend (“Company Merger Sub,” and together with Highland Transcend and the Blocker Merger Subs, the “Highland Transcend Parties”), GPI Capital Gemini HoldCo LP, a Delaware limited partnership (“GPI Blocker Owner”), GPI Capital Gemini LLC, a Delaware limited liability company (“GPI Blocker” and, together with GPI Blocker Owner, the “GPI Parties”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker and the GPI Blocker, the “Blockers” and the Blockers, together with Pacer Holdings and GPI Blocker Owner, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company formerly known as Entourage Commerce, LLC (“Packable”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equity holders (the “Holder Representative”), pursuant to which, after the domestication, (i) simultaneously (A) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, (B) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend, and (C) Blocker Merger Sub III will merge with and into GPI Blocker, with GPI Blocker surviving such merger as a wholly owned subsidiary of Highland Transcend (such mergers described in clause (A) through (C), the “Blocker Mergers”), (ii) after the Blocker Mergers, simultaneously (A) Pacer Corp. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, (B) Pacer L.P. Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger, and (C) GPI Blocker will merge with and into Highland Transcend, with Highland Transcend surviving such merger (such mergers described in clause (A) through (C), the “New Packable Mergers”), and (iii) after the New Packable Mergers, Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a subsidiary of Highland Transcend, on the terms and subject to the conditions set forth therein (the transactions contemplated by the merger agreement, the “business combination”). 2. The NYSE Proposal. To approve by ordinary resolution, for purposes of complying with applicable listing rules of the NYSE, the issuance by Highland Transcend of (i) 7,000,000 shares of Class A common stock to the subscription investors pursuant to the subscription agreements, (ii) 24,629,708 shares of Class A common stock to the Blocker equity holders, (iii) 108,086,466 shares of Class B common stock of the Packable equity holders, (iv) 12,000,000 shares of Class A common stock and Class B common stock upon the achievement of certain milestones pursuant to the earnout interests issued to the Earnout Participants and (v) 13,588,235 shares of Class A common stock to unsecured convertible note holders upon conversion of unsecured convertible notes at the closing of the business combination be approved in all respects. 4a. to approve (i) the change of our name from “Highland Transcend Partners I Corp.” to “Packable Commerce, Inc.” (“New Packable”), (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iii) making New Packable’s corporate existence perpetual, (iv) removing certain provisions related to our status as a blank check company that will no longer be applicable to us upon consummation of the business combination and (v) granting an explicit waiver regarding corporate opportunities to New Packable and its directors, subject to certain exceptions; Class I Class II Class III 01) Arjun Purkayastha 02) Andrew Vagenas 03) Gail Tifford 04) Daniel Myers 05) Karen (Sunny) Davis Nastase 06) Dan Nova 07) Victoria Dolan 08) Ian Friedman 09) Jay Sammons 4b. to approve provisions dividing the board of directors into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year; 4c. to approve provisions providing that the directors, except for Preferred Stock Directors (as defined in the proposed charter), may only be removed for cause (as defined in the proposed charter); 4d. to approve provisions removing the ability of shareholders to call a special meeting; 4e. to approve provisions removing the ability of shareholders to act by written consent in lieu of a meeting; 4f. to authorize the change in the authorized capital stock of Highland Transcend from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share to (ii) 3,000,000,000 shares of Class A common stock, 1,000,000,000 shares of Class B common stock and 500,000,000 shares of preferred stock, par value $0.0001 per share. 6. The Equity Incentive Plan Proposal. To approve by ordinary resolution the Packable Commerce, Inc. 2022 Equity Incentive Plan. 7. The Employee Stock Purchase Plan Proposal. To approve by ordinary resolution the Packable Commerce, Inc. 2022 Employee Stock Purchase Plan. 8. The Adjournment Proposal. To approve by ordinary resolution the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event in the event that it is determined by Highland Transcend that more time is necessary or appropriate to approve one or more proposals at the general meeting be approved and adopted in all respects. 3. The Domestication Proposal. To approve by special resolution the change of Highland Transcend’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware (the “domestication”). 5. The Director Election Proposal. To approve by ordinary resolution of the holders of Class B ordinary shares to elect Victoria Dolan, Ian Friedman, Daniel Myers, Karen (Sunny) Davis Nastase, Dan Nova, Arjun Purkayastha, Jay Sammons, Gail Tifford and Andrew Vagenas, in each case to serve as directors until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. 4. The Organizational Documents Proposals. To approve by special resolution the following material differences between the existing amended and restated memorandum and articles of association of Highland Transcend (the “existing organizational documents”) and the proposed new certificate of incorporation (the “proposed charter”) and bylaws (the “proposed bylaws,” and, together with the proposed charter, the “proposed organizational documents”) of Highland Transcend following its domestication as a Delaware corporation: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends a vote “FOR” each proposal ! ! ! ! ! ! HIGHLAND TRANSCEND PARTNERS I CORP. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HIGHLAND TRANSCEND 777 ARTHUR GODFREY ROAD, UNIT 202 MIAMI BEACH, FL 33140 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. For Against Abstain ! ! ! For All Withhold All For All Except ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. CLASS B PROXY CARD VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

D66632-Z81896 HIGHLAND TRANSCEND PARTNERS I CORP.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETINGTO BE HELD ON MARCH 29, 2022CLASS B PROXY CARDThe undersigned hereby appoints Ian Friedman (the “Proxy”), with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the extraordinary general meeting (the “general meeting”) of Highland Transcend Partners I Corp. (“Highland Transcend”), to be held on March 29, 2022, at 10:00 a.m. local time, at the offices of Highland Transcend, located at 777 Arthur Godfrey Road, Unit 202, Miami Beach, FL 33140, and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed and in the Proxy’s discretion on such other matters as may properly come before the general meeting or any adjournment thereof.The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ONE OR MORE OF THE PROPOSALS, THIS WILL BE TREATED AS AN ABSTENTION.The closing of the business combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Domestication Proposal, the Organizational Documents Proposals, the Director Election Proposal, the Equity Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the general meeting. The closing of the business combination is not conditioned on the approval of the Adjournment Proposal.PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY(Continued and to be marked, dated and signed on the reverse side) Important Notice Regarding the Availability of Proxy Materials for the General Meeting: The Notice and Proxy Statement/Prospectus are available at www.proxyvote.com